                          PROSPECTUS DATED MAY 1, 2003

                                      FOR

                  NEW YORK LIFE LIFESTAGES(R) VARIABLE ANNUITY
                                      FROM
                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
                            (A DELAWARE CORPORATION)
             51 MADISON AVENUE, ROOM 452, NEW YORK, NEW YORK 10010
                                  INVESTING IN
                  NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

     This Prospectus describes the individual flexible premium New York Life LifeStages(R) Variable Annuity policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC"). We designed these policies to assist individuals with their long-term retirement planning needs. You can use these policies with retirement plans that do or do not qualify for special federal income tax treatment. The policies offer flexible premium payments, access to your money through partial withdrawals (some withdrawals may be subject to a surrender charge and/or tax penalty), a choice of when income payments will commence, and a guaranteed death benefit if the owner or annuitant dies before income payments have commenced.

     Your premium payments accumulate on a tax-deferred basis. This means your earnings are not taxed until you take the money out of your policy which can be done in several ways. You can split your premium payments among the Fixed Account option, three general account options specifically for the Dollar Cost Averaging Advantage Plan and the variable investment divisions listed below.

-    MainStay VP Bond--Initial Class
-    MainStay VP Capital Appreciation--Initial Class
-    MainStay VP Cash Management
-    MainStay VP Convertible--Initial Class
-    MainStay VP Equity Income--Initial Class
-    MainStay VP Government--Initial Class
-    MainStay VP Growth Equity--Initial Class
-    MainStay VP High Yield Corporate Bond--Initial Class
-    MainStay VP Indexed Equity--Initial Class
-    MainStay VP International Equity--Initial Class
-    MainStay VP Mid Cap Core--Initial Class
-    MainStay VP Mid Cap Growth--Initial Class
-    MainStay VP Small Cap Growth--Initial Class
-    MainStay VP Total Return--Initial Class
-    MainStay VP Value--Initial Class
-    MainStay VP American Century Income & Growth--Initial
     Class
-    MainStay VP Dreyfus Large Company Value--Initial Class
-    MainStay VP Eagle Asset Management Growth Equity--
     Initial Class
-    MainStay VP Lord Abbett Developing Growth--Initial
     Class
-    Alger American Small Capitalization--Class O Shares
-    Calvert Social Balanced
-    Dreyfus IP Technology Growth--Initial Shares
-    Fidelity(R) VIP Contrafund(R)--Initial Class
-    Fidelity(R) VIP Equity-Income--Initial Class
-    Janus Aspen Series Balanced--Institutional Shares
-    Janus Aspen Series Worldwide Growth--Institutional
     Shares
-    MFS(R) Investors Trust Series--Initial Class
-    MFS(R) Research Series--Initial Class
-    T. Rowe Price Equity Income Portfolio
-    Van Eck Worldwide Hard Assets
-    Van Kampen UIF Emerging Markets Equity--Class I

     We do not guarantee the investment performance of these variable investment divisions. Depending on current market conditions, you can make or lose money in any of the investment divisions.

     You should read this Prospectus carefully before investing and keep it for future reference. This Prospectus is not valid unless accompanied by current prospectuses for the MainStay VP Series Fund, Inc., the Alger American Fund, the Calvert Variable Series, Inc., the Dreyfus Investment Portfolios, the Fidelity Variable Insurance Products Fund (VIP), the Janus Aspen Series, the MFS(R) Variable Insurance Trust(SM), The Universal Institutional Funds, Inc., the T. Rowe Price Equity Series, Inc. and the Van Eck Worldwide Insurance Trust (the "Funds", each individually a "Fund"). Each Investment Division invests in shares of a corresponding Fund portfolio.

     To learn more about the policy, you can obtain a copy of the Statement of Additional Information ("SAI"), dated May 1, 2003. The SAI has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this Prospectus. The table of contents for the SAI appears at the end of this Prospectus. For a free copy of the SAI, call us at (800) 598-2019 or write to us at the address above.

     THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     THE POLICIES INVOLVE RISKS, INCLUDING POTENTIAL LOSS OF PRINCIPAL INVESTED. THE POLICIES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

                               TABLE OF CONTENTS

                                         PAGE
                                         ----
DEFINITIONS............................    3
TABLE OF FEES AND EXPENSES.............    4
QUESTIONS AND ANSWERS ABOUT
  LIFESTAGES(R) VARIABLE ANNUITY.......   11
  How Do I Contact NYLIAC?.............   17
FINANCIAL STATEMENTS...................   17
CONDENSED FINANCIAL INFORMATION........   18
NEW YORK LIFE INSURANCE AND ANNUITY
  CORPORATION AND THE SEPARATE
  ACCOUNT..............................   20
  New York Life Insurance and Annuity
     Corporation.......................   20
  The Separate Account.................   20
  The Portfolios.......................   20
  Additions, Deletions or Substitutions
     of Investments....................   21
  Reinvestment.........................   22
THE POLICIES...........................   22
  Selecting the Variable Annuity That's
     Right for You.....................   22
  Qualified and Non-Qualified
     Policies..........................   23
  Policy Application and Premium
     Payments..........................   24
  Payments Returned for Insufficient
     Funds.............................   24
  Your Right to Cancel ("Free Look")...   25
  Issue Ages...........................   25
  Transfers............................   25
     (a) Limits on Transfers...........   26
  Virtual Service Center and
     Interactive Voice Response
     System............................   26
  Dollar Cost Averaging (DCA)
     Programs..........................   27
     (a) Traditional Dollar  Cost
         Averaging.....................   28
     (b) The DCA Advantage  Plan.......   28
  Automatic Asset Reallocation.........   29
  Interest Sweep.......................   29
  Accumulation Period..................   30
     (a) Crediting of Premium
          Payments.....................   30
     (b) Valuation of Accumulation
          Units........................   30
  Riders...............................   30
     (a) Living Needs Benefit Rider....   30
     (b) Unemployment Benefit  Rider...   30
     (c) Investment Protection Plan
         Rider (optional)..............   31
     (d) Enhanced Beneficiary Benefit
         Rider (optional)..............   32
     (e) Enhanced Spousal Continuance
         Rider (optional)..............   34
     (f) Upromise Account Rider
         (optional)....................   35
  Policy Owner Inquiries...............   35
  Records and Reports..................   35
CHARGES AND DEDUCTIONS.................   35
  Surrender Charges....................   35
  Amount of Surrender Charge...........   36
  Exceptions to Surrender Charges......   36

                                         PAGE
                                         ----
  Other Charges........................   36
     (a) Mortality and Expense Risk
          Charges......................   36
     (b) Administration Fee............   37
     (c) Policy Service Charge.........   37
     (d) Fund Charges..................   37
     (e) Investment Protection Plan
         Rider Charge (optional).......   37
     (f) Rider Risk Charge Adjustment
         (optional)....................   37
     (g) Transfer Fees.................   38
     (h) Enhanced Beneficiary Benefit
         Rider Charge..................   38
  Group and Sponsored Arrangements.....   38
  Taxes................................   38
DISTRIBUTIONS UNDER THE POLICY.........   39
  Surrenders and Withdrawals...........   39
     (a) Surrenders....................   39
     (b) Partial Withdrawals...........   39
     (c) Periodic Partial
         Withdrawals...................   39
     (d) Hardship Withdrawals..........   40
  Required Minimum Distribution
      Option...........................   40
  Our Right to Cancel..................   40
  Annuity Commencement Date............   40
  Death Before Annuity Commencement....   40
  Income Payments......................   42
     (a) Election of Income Payment
          Options......................   42
     (b) Proof of Survivorship.........   42
  Delay of Payments....................   42
  Designation of Beneficiary...........   43
  Restrictions Under Internal Revenue
     Code Section 403(b)(11)...........   43
  Loans................................   43
THE FIXED ACCOUNT......................   44
     (a) Interest Crediting............   44
     (b) Transfers to Investment
          Divisions....................   44
     (c) Fixed Account Initial  Premium
         Guarantee.....................   45
THE DCA ADVANTAGE PLAN ACCOUNTS........   45
FEDERAL TAX MATTERS....................   45
  Introduction.........................   45
  Taxation of Annuities in General.....   46
  Qualified Plans......................   47
     (a) Section 403(b) Plans..........   47
     (b) Individual Retirement
          Annuities....................   47
     (c) Roth Individual Retirement
          Annuities....................   47
     (d) Deferred Compensation
          Plans........................   47
     (e) Inherited IRAs................   48
DISTRIBUTOR OF THE POLICIES............   48
VOTING RIGHTS..........................   48
TABLE OF CONTENTS FOR THE STATEMENT OF
  ADDITIONAL INFORMATION...............   49

THIS PROSPECTUS IS NOT CONSIDERED AN OFFERING IN ANY STATE WHERE THE SALE OF THIS POLICY CANNOT LAWFULLY BE MADE. WE DO NOT AUTHORIZE ANY INFORMATION OR REPRESENTATIONS REGARDING THE OFFERING OTHER THAN AS DESCRIBED IN THIS PROSPECTUS OR IN ANY ATTACHED SUPPLEMENT TO THIS PROSPECTUS OR IN ANY AUTHORIZED SUPPLEMENTAL SALES MATERIAL.

                                  DEFINITIONS

ACCUMULATION UNIT--An accounting unit we use to calculate the variable Accumulation Value prior to the Annuity Commencement Date. Each Investment Division of the Separate Account has a distinct variable Accumulation Unit value.

ACCUMULATION VALUE--The sum of the Variable Accumulation Value, Fixed Accumulation Value and the DCA Accumulation Value of a policy.

ALLOCATION ALTERNATIVES--The Investment Divisions of the Separate Account and the Fixed Account.

ANNUITANT--The person whose life determines the Income Payments, and upon whose death prior to the Annuity Commencement Date, benefits under the policy may be paid.

ANNUITY COMMENCEMENT DATE--The date on which we are to make the first Income Payment under the policy.

BENEFICIARY--The person or entity having the right to receive the death benefit set forth in the policy and who is the "designated beneficiary" for purposes of
Section 72 of the Internal Revenue Code in the event of the Annuitant's or the policy owner's death.

BUSINESS DAY--Generally, any day on which the New York Stock Exchange ("NYSE") is open for trading. Our Business Day ends at 4:00 p.m. Eastern Time or the closing of regular trading on the NYSE, if earlier.

DOLLAR COST AVERAGING ("DCA") ADVANTAGE PLAN ACCOUNTS--The 6-month, 12-month and 18-month DCA accounts used specifically for the DCA Advantage Plan.

DOLLAR COST AVERAGING ("DCA") ADVANTAGE PLAN--A feature which permits automatic dollar cost averaging using the DCA Advantage Plan Accounts.

DOLLAR COST AVERAGING ("DCA") ACCUMULATION VALUE--The sum of premium payments allocated to the DCA Advantage Plan Accounts, plus interest credited on those premium payments, less any transfers and partial withdrawals from the DCA Advantage Plan, and less any surrender charges and any policy service charges that may already have been assessed from the DCA Advantage Plan. The DCA Accumulation Value is supported by assets in NYLIAC's general account. These assets are subject to the claims of our general creditors.

ELIGIBLE PORTFOLIOS ("PORTFOLIOS")--The mutual fund portfolios of the Funds that are available for investment through the Investment Divisions of the Separate Account.

FIXED ACCOUNT--An account that is credited with a fixed interest rate which NYLIAC declares and is not part of the Separate Account. The Accumulation Value of the Fixed Account is supported by assets in NYLIAC's general account, which are subject to the claims of our general creditors.

FIXED ACCUMULATION VALUE--The sum of premium payments and transfers allocated to the Fixed Account, plus interest credited on those premium payments and transfers, less any transfers and partial withdrawals from the Fixed Account, and less any surrender charges and policy service charges deducted from the Fixed Account.

FUND--A diversified, open-end management investment company.

INCOME PAYMENTS--Periodic payments NYLIAC makes after the Annuity Commencement Date.

INVESTMENT DIVISION--The variable investment options available with the policy. Each Investment Division invests exclusively in shares of a specified Eligible Portfolio.

NON-QUALIFIED POLICIES--Policies that are not available for use in connection with employee retirement plans that qualify for special federal income tax treatment.

PAYMENT YEAR(S)--With respect to any premium payment, the year(s) beginning on the date such premium payment is made to the policy.

POLICY ANNIVERSARY--An anniversary of the Policy Date shown on the Policy Data Page.

POLICY DATA PAGE--Page 2 of the policy which contains the policy specifications.

POLICY DATE--The date from which we measure Policy Years, quarters, months and Policy Anniversaries. It is shown on the Policy Data Page.

POLICY YEAR--A year starting on the Policy Date. Subsequent Policy Years begin on each Policy Anniversary, unless otherwise indicated.

QUALIFIED POLICIES--Policies issued under employee retirement plans that qualify for special federal income tax treatment.

SEPARATE ACCOUNT--NYLIAC Variable Annuity Separate Account-III, a segregated asset account we established to receive and invest premium payments paid under the policies. The Separate Account's Investment Divisions, in turn, purchase shares of Eligible Portfolios.

VARIABLE ACCUMULATION VALUE--The sum of the products of the current Accumulation Unit value(s) for each of the Investment Divisions multiplied by the number of Accumulation Units held in the respective Investment Division.

                           TABLE OF FEES AND EXPENSES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the policy. The first table describes the fees and expenses that you will pay at the time that you buy the policy, surrender the policy, or transfer Accumulation Value between investment options. State premium taxes may also be deducted.

                        POLICYOWNER TRANSACTION EXPENSES

 -----------------------------------------------------------------------------------------------------------------
 CHARGE                                                    AMOUNT DEDUCTED
 -----------------------------------------------------------------------------------------------------------------
 Surrender Charge                                          Current and Guaranteed Maximum: 7% of amount
 (as a % of amount withdrawn)                              withdrawn(1)
 Transfer Fee                                              Current: No charge.
                                                           Guaranteed Maximum: $30 per transfer for each transfer
                                                           over 12 in a Policy Year.

(1) In Payment Years 4 and beyond, the percentage applied to calculate the maximum surrender charge is reduced as follows: 7% during Payment Years 1-3; 6% during Payment Year 4; 5% during Payment Year 5; 4% during Payment Year 6; and 0% thereafter.

The next table describes the fees and expenses that you will pay periodically during the time that you own the policy, not including Fund fees and expenses.

                PERIODIC CHARGES OTHER THAN FUND COMPANY CHARGES

 -----------------------------------------------------------------------------------------------------------------
                         CHARGE                            AMOUNT DEDUCTED
 -----------------------------------------------------------------------------------------------------------------
 Annual Policy Service Charge                              Lesser of $30 or 2% of the Accumulation Value for
                                                           policies with less than $20,000 Accumulation Value
 Separate Account Annual Expenses                          Current and Guaranteed Maximum: 1.40% (annualized) of
                                                           the daily average Variable Accumulation Value,
                                                           including mortality and expense risk and administrative
                                                           fees.)
 Optional Riders
   - Investment Protection Plan Rider Charge               Current: 0.25%; effective June 1, 2003 and thereafter,
                                                           the charge will be 0.45% (annualized) of the amount
                                                           that is guaranteed, deducted on a quarterly basis.
                                                           Guaranteed Maximum: 1.00% (annualized) of the amount
                                                           that is guaranteed, deducted on a quarterly basis.
   - Rider Risk Adjustment Charge                          Current: Contact your Registered Representative.(1)
                                                           Guaranteed Maximum: 2.00% (annualized) of the amount
                                                           that is guaranteed for cancellation of the Investment
                                                           Protection Plan.
   - Enhanced Beneficiary Benefit Rider Charge             Current: 0.30% (annualized) of the policy's
                                                           Accumulation Value, deducted on a quarterly basis.
                                                           Guaranteed Maximum: 1.00% (annualized) of the Policy's
                                                           Accumulation Value, deducted on a quarterly basis.

(1) The maximum for the Rider Risk Adjustment is 2.00% (annualized). However, we may set a lower charge at our sole discretion. Contact your Registered Representative to determine the percentage we are currently charging before you select this feature.

The next table shows the minimum and maximum total operating expenses deducted from Fund assets (before any fee waiver or expense reimbursement) during the year ended December 31, 2002. The expenses are expressed as a percentage of average net assets of the Fund and may be higher or lower in the future. More detail concerning each underlying Fund's fees and expenses is contained in the prospectus for each Fund.

                      TOTAL ANNUAL FUND OPERATING EXPENSES

                                                                -------------------------
                                                                  MINIMUM       MAXIMUM
  ---------------------------------------------------------------------------------------
  Expenses that are deducted from the Investment Division             0.38%         1.93%
    assets, including management fees, administration, and
    other expenses

The next item shows the Total Fund Annual Expenses for each Fund. These are the total gross expenses that are deducted from the Fund assets, including management fees, administration fees, and other expenses.

                                                               TOTAL FUND ANNUAL
INVESTMENT DIVISIONS                                              EXPENSES(A)
--------------------                                           -----------------
MainStay VP Bond--Initial Class                                      0.52%
MainStay VP Capital Appreciation--Initial Class                      0.64%
MainStay VP Cash Management                                          0.55%
MainStay VP Convertible--Initial Class                               0.67%
MainStay VP Equity Income--Initial Class                             0.92%(b)
MainStay VP Government--Initial Class                                0.59%
MainStay VP Growth Equity--Initial Class                             0.51%
MainStay VP High Yield Corporate Bond--Initial Class                 0.60%
MainStay VP Indexed Equity--Initial Class                            0.38%
MainStay VP International Equity--Initial Class                      1.11%
MainStay VP Mid Cap Core--Initial Class                              1.34%(c)
MainStay VP Mid Cap Growth--Initial Class                            1.10%(d)
MainStay VP Small Cap Growth--Initial Class                          1.29%(e)
MainStay VP Total Return--Initial Class                              0.61%
MainStay VP Value--Initial Class                                     0.65%
MainStay VP American Century Income & Growth--Initial Class          0.92%
MainStay VP Dreyfus Large Company Value--Initial Class               0.98%
MainStay VP Eagle Asset Management Growth Equity--Initial
  Class                                                              0.81%
MainStay VP Lord Abbett Developing Growth--Initial Class             1.10%
Alger American Small Capitalization--Class O Shares                  0.97%
Calvert Social Balanced                                              0.91%(f)
Dreyfus IP Technology Growth--Initial Shares                         0.89%(g)
Fidelity(R) VIP Contrafund(R)--Initial Class                         0.68%(h)
Fidelity(R) VIP Equity Income(R)--Initial Class                      0.57%(h)
Janus Aspen Series Balanced--Institutional Shares                    0.67%(i)
Janus Aspen Series Worldwide Growth--Institutional Shares            0.70%(i)
MFS(R) Investors Trust Series--Initial Class                         0.88%
MFS(R) Research Series--Initial Class                                0.87%(j)
T. Rowe Price Equity Income Portfolio                                0.85%(k)
Van Eck Worldwide Hard Assets                                        1.23%
Van Kampen UIF Emerging Markets Equity--Class I                      1.93%(l)

------------
(a) The Fund or its agents provided the fees and charges, which are based on 2002 expenses and may reflect estimated charges. We have not verified the accuracy of the information provided by the agents.

(b) New York Life Investment Management LLC ("NYLIM") has voluntarily agreed to waive a portion of the fees otherwise payable to it to the extent that total fund annual expenses exceed 0.89%. With this reduction, for the year ended December 31, 2002, Total Fund Annual Expenses were 0.89%. This waiver may be discontinued at any time without notice.

(c) New York Life Investment Management LLC ("NYLIM") has voluntarily agreed to waive a portion of the fees otherwise payable to it to the extent that total fund annual expenses exceed 0.98%. With this reduction, for the year ended December 31, 2002, Total Fund Annual Expenses were 0.98%. This waiver may be discontinued at any time without notice.

(d) New York Life Investment Management LLC ("NYLIM") has voluntarily agreed to waive a portion of the fees otherwise payable to it to the extent that total fund annual expenses exceed 0.97%. With this reduction, for the year ended December 31, 2002, Total Fund Annual Expenses were 0.97%. This waiver may be discontinued at any time without notice.

(e) New York Life Investment Management LLC ("NYLIM") has voluntarily agreed to waive a portion of the fees otherwise payable to it to the extent that total fund annual expenses exceed 0.95%. With this reduction, for the year ended December 31, 2002, Total Fund Annual Expenses were 0.95%. This waiver may be discontinued at any time without notice.

(f) Expenses are based on the Portfolio's most recent fiscal year. The total expenses shown include the Subadvisory fees paid by the Advisor (Calvert Asset Management Company, Inc.) and the administrative fee paid by the Portfolio to Calvert Administrative Services Company, an affiliate of the Advisor.

(g) Expenses are for the fiscal year ended December 31, 2002. Expenses in future years may be higher or lower than those presented.

(h) Actual annual class operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's custodian expenses. These offsets may be discontinued at any time.

(i) Expenses are based upon expenses for the year ended December 31, 2002. Expenses are stated without contractual waivers by Janus Capital.

(j) Each series has an expense offset arrangement that reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. Each series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the series' expenses. Total Fund Annual Expenses do not take into account these fee reductions, and are therefore higher than the actual expenses of the series. Had these fee reductions been taken into account, Total Fund Annual Expenses would be lower for certain series and would equal 0.86% for Research Series.

(k) Management fees include the ordinary, recurring operating expenses of the Portfolio, but do not cover interest, taxes, brokerage, nonrecurring and extraordinary items or fees and expenses for the fund's independent directors.

(l) The fees disclosed reflect gross ratios prior to any voluntary waivers/reimbursements of expenses by the adviser. The management fee is reduced to reflect the voluntary waiver of a portion or all of the management fee and the reimbursement by the Portfolio's adviser to the extent total annual operating expenses exceed 1.75%. The adviser may terminate these voluntary waivers at any time at its sole discretion. After such reductions, the "Total Annual Expenses" would have been 1.81%. Additionally, in determining the actual amount of voluntary management fee waiver and/or expense reimbursement for a Portfolio, if any, the adviser excludes from total annual operating expenses certain investment related expenses, such as foreign country tax expense and interest expense on borrowing. Included in the expenses of the Emerging Markets Equity Portfolio--Class I is 0.06% of such investment related expense.

Examples

     The table below will help you understand the various costs and expenses that you will bear directly and indirectly. The table reflects the charges and expenses of the policy. For more information on the charges reflected in this table, see "CHARGES AND DEDUCTIONS" and the Fund prospectuses which accompany this Prospectus. NYLIAC may, where premium taxes are imposed by state law, deduct premium taxes upon surrender of the policy or the Annuity Commencement Date.

     You would pay the following expenses on a $10,000 investment in one of the Investment Divisions listed, assuming a 5% annual return on assets:

                                              EXPENSES IF YOU ANNUITIZE YOUR POLICY      EXPENSES IF YOU SURRENDER YOUR POLICY
                                           -------------------------------------------   -------
INVESTMENT DIVISION                         1 YR       3 YR        5 YR        10 YR      1 YR
-------------------                        -------   ---------   ---------   ---------   -------
MAINSTAY VP BOND--INITIAL CLASS
without any Riders.......................  $387.66   $  696.38   $1,193.67   $2,497.72   $387.66
with IPP Rider...........................  $432.29   $  832.48   $1,420.31   $3,014.16   $432.29
with EBB Rider...........................  $417.44   $  787.29   $1,345.32   $2,866.43   $417.44
with IPP & EBB Riders....................  $462.06   $  923.37   $1,571.94   $3,316.83   $462.06
MAINSTAY VP CAPITAL APPRECIATION--INITIAL CLASS
without any Riders.......................  $399.55   $  732.76   $1,254.46   $2,616.94   $399.55
with IPP Rider...........................  $444.13   $  868.34   $1,479.69   $3,130.25   $444.13
with EBB Rider...........................  $429.29   $  823.33   $1,405.18   $2,984.46   $429.29
with IPP & EBB Riders....................  $473.85   $  958.91   $1,630.40   $3,429.02   $473.85
MAINSTAY VP CASH MANAGEMENT
without any Riders.......................  $390.63   $  705.47   $1,208.91   $2,527.66   $390.63
with IPP Rider...........................  $435.24   $  841.44   $1,435.17   $3,043.29   $435.24
with EBB Rider...........................  $420.39   $  796.31   $1,360.31   $2,896.04   $420.39
with IPP & EBB Riders....................  $465.01   $  932.28   $1,586.60   $3,345.02   $465.01
MAINSTAY VP CONVERTIBLE--INITIAL CLASS
without any Riders.......................  $402.52   $  741.83   $1,269.62   $2,646.55   $402.52
with IPP Rider...........................  $447.07   $  877.29   $1,494.47   $3,159.04   $447.07
with EBB Rider...........................  $432.24   $  832.33   $1,420.10   $3,013.73   $432.24
with IPP & EBB Riders....................  $476.81   $  967.78   $1,644.93   $3,456.81   $476.81
MAINSTAY VP EQUITY INCOME--INITIAL CLASS
without any Riders.......................  $427.24   $  817.15   $1,394.92   $2,889.43   $427.24
with IPP Rider...........................  $471.69   $  951.59   $1,616.90   $3,395.44   $471.69
with EBB Rider...........................  $456.90   $  906.97   $1,543.46   $3,254.06   $456.90
with IPP & EBB Riders....................  $501.35   $1,041.39   $1,765.42   $3,685.17   $501.35
MAINSTAY VP GOVERNMENT--INITIAL CLASS
without any Riders.......................  $394.60   $  717.61   $1,229.18   $2,567.44   $394.60
with IPP Rider...........................  $439.19   $  853.41   $1,454.98   $3,082.07   $439.19
with EBB Rider...........................  $424.34   $  808.35   $1,380.29   $2,935.44   $424.34
with IPP & EBB Riders....................  $468.94   $  944.12   $1,606.08   $3.382.44   $468.94

                                                                                       EXPENSES IF YOU DO NOT SURRENDER YOUR
                                         PENSES IF YOU SURRENDER YOUR POLICY
                                              -----------------------------------   -------------------------------------------
INVESTMENT DIVISION                               3 YR        5 YR        10 YR      1 YR       3 YR        5 YR        10 YR
-------------------                             ---------   ---------   ---------   -------   ---------   ---------   ---------
MAINSTAY VP BOND--INITIAL CLASS
without any Riders.......................       $  867.46   $1,322.80   $2,497.72   $225.76   $  696.38   $1,193.67   $2,497.72
with IPP Rider...........................       $1,001.24   $1,546.55   $3,014.16   $271.11   $  832.46   $1,420.31   $3,014.16
with EBB Rider...........................       $  956.83   $1,472.52   $2,866.43   $256.02   $  787.29   $1,345.32   $2,866.43
with IPP & EBB Riders....................       $1,090.61   $1,696.26   $3,316.83   $301.37   $  923.37   $1,571.94   $3,316.83
MAINSTAY VP CAPITAL APPRECIATION--INITIAL
without any Riders.......................       $  903.23   $1,382.82   $2,616.94   $237.84   $  732.76   $1,254.46   $2,616.94
with IPP Rider...........................       $1,036.52   $1,605.18   $3,130.25   $283.15   $  868.34   $1,479.69   $3,130.25
with EBB Rider...........................       $  992.27   $1,531.62   $2,984.46   $268.07   $  823.33   $1,405.18   $2,984.46
with IPP & EBB Riders....................       $1,125.56   $1,753.97   $3,429.02   $313.36   $  958.91   $1,630.40   $3,429.02
MAINSTAY VP CASH MANAGEMENT
without any Riders.......................       $  876.40   $1,337.84   $2,527.66   $228.78   $  705.47   $1,208.91   $2,527.66
with IPP Rider...........................       $1,010.07   $1,561.22   $3,043.29   $274.12   $  841.44   $1,435.17   $3,043.29
with EBB Rider...........................       $  965.70   $1,487.32   $2,896.04   $259.02   $  796.31   $1,360.31   $2,896.04
with IPP & EBB Riders....................       $1,099.37   $1,710.74   $3,345.02   $304.37   $  932.28   $1,586.60   $3,345.02
MAINSTAY VP CONVERTIBLE--INITIAL CLASS
without any Riders.......................       $  912.14   $1,397.77   $2,646.55   $240.86   $  741.83   $1,269.62   $2,646.55
with IPP Rider...........................       $1,045.31   $1,619.77   $3,159.04   $286.14   $  877.29   $1,494.47   $3,159.04
with EBB Rider...........................       $1,001.11   $1,546.34   $3,013.73   $271.06   $  832.33   $1,420.10   $3,013.73
with IPP & EBB Riders....................       $1,134.28   $1,768.32   $3,456.81   $316.36   $  967.78   $1,644.93   $3,456.81
MAINSTAY VP EQUITY INCOME--INITIAL CLASS
without any Riders.......................       $  986.19   $1,521.49   $2,889.43   $265.99   $  817.15   $1,394.92   $2,889.43
with IPP Rider...........................       $1,118.35   $1,740.65   $3,395.44   $311.16   $  951.59   $1,616.90   $3,395.44
with EBB Rider...........................       $1,074.49   $1,668.14   $3,254.06   $296.13   $  906.97   $1,543.46   $3,254.06
with IPP & EBB Riders....................       $1,206.64   $1,887.28   $3,685.17   $341.30   $1,041.39   $1,765.42   $3,685.17
MAINSTAY VP GOVERNMENT--INITIAL CLASS
without any Riders.......................       $  888.33   $1,357.85   $2,567.44   $232.81   $  717.61   $1,229.18   $2,567.44
with IPP Rider...........................       $1,021.83   $1,580.79   $3,082.07   $278.13   $  853.41   $1,454.98   $3,082.07
with EBB Rider...........................       $  977.53   $1,507.04   $2,935.44   $263.03   $  808.35   $1,380.29   $2,935.44
with IPP & EBB Riders....................       $1,111.02   $1,729.97   $3,382.44   $308.36   $  944.12   $1,606.08   $3,382.44


                                              EXPENSES IF YOU ANNUITIZE YOUR POLICY      EXPENSES IF YOU SURRENDER YOUR POLICY
                                           -------------------------------------------   -------
INVESTMENT DIVISION                         1 YR       3 YR        5 YR        10 YR      1 YR
-------------------                        -------   ---------   ---------   ---------   -------
MAINSTAY VP GROWTH EQUITY--INITIAL CLASS
without any Riders.......................  $386.67   $  693.35   $1,188.60   $2,487.71   $386.67
with IPP Rider...........................  $431.31   $  829.48   $1,415.34   $3,004.40   $431.31
with EBB Rider...........................  $416.45   $  784.29   $1,340.33   $2,856.52   $416.45
with IPP & EBB Riders....................  $461.07   $  920.40   $1,567.05   $3,307.41   $461.07
MAINSTAY VP HIGH YIELD CORPORATE BOND--INITIAL CLASS
without any Riders.......................  $395.58   $  720.64   $1,234.22   $2,577.34   $395.58
with IPP Rider...........................  $440.18   $  856.39   $1,459.92   $3,091.68   $440.18
with EBB Rider...........................  $425.33   $  811.34   $1,385.26   $2,945.27   $425.33
with IPP & EBB Riders....................  $469.93   $  947.09   $1,610.95   $3,391.79   $469.93
MAINSTAY VP INDEXED EQUITY--INITIAL CLASS
without any Riders.......................  $373.77   $  653.78   $1,122.26   $2,356.70   $373.77
with IPP Rider...........................  $418.47   $  790.45   $1,350.57   $2,876.75   $418.47
with EBB Rider...........................  $403.59   $  745.08   $1,275.04   $2,726.76   $403.59
with IPP & EBB Riders....................  $448.28   $  881.75   $1,503.32   $3,184.12   $448.28
MAINSTAY VP INTERNATIONAL EQUITY--INITIAL CLASS
without any Riders.......................  $446.02   $  874.09   $1,489.18   $3,069.93   $446.02
with IPP Rider...........................  $490.38   $1,007.71   $1,708.91   $3,570.90   $490.38
with EBB Rider...........................  $475.60   $  963.34   $1,636.19   $3,432.41   $475.60
with IPP & EBB Riders....................  $519.98   $1,096.99   $1,855.97   $3,854.69   $519.98
MAINSTAY VP MID CAP CORE--INITIAL CLASS
without any Riders.......................  $468.70   $  942.55   $1,602.02   $3,283.58   $468.70
with IPP Rider...........................  $512.95   $1,075.22   $1,819.14   $3,778.59   $512.95
with EBB Rider...........................  $498.22   $1,031.19   $1,747.30   $3,643.57   $498.22
with IPP & EBB Riders....................  $542.48   $1,163.89   $1,964.46   $4,055.28   $542.48
MAINSTAY VP MID CAP GROWTH--INITIAL CLASS
without any Riders.......................  $445.03   $  871.09   $1,484.22   $3,060.49   $445.03
with IPP Rider...........................  $489.40   $1,004.76   $1,704.10   $3,561.77   $489.40
with EBB Rider...........................  $474.62   $  960.39   $1,631.32   $3,423.12   $474.62
with IPP & EBB Riders....................  $519.00   $1,094.09   $1,851.25   $3,845.85   $519.00
MAINSTAY VP SMALL CAP GROWTH--INITIAL CLASS
without any Riders.......................  $463.78   $  927.70   $1,577.59   $3,237.58   $463.78
with IPP Rider...........................  $508.04   $1,060.58   $1,795.28   $3,733.86   $508.04
with EBB Rider...........................  $493.31   $1,016.47   $1,723.24   $3,598.10   $493.31
with IPP & EBB Riders....................  $537.59   $1,149.37   $1,940.97   $4,012.08   $537.59
MAINSTAY VP TOTAL RETURN--INITIAL CLASS
without any Riders.......................  $396.57   $  723.67   $1,239.28   $2,587.27   $396.57
with IPP Rider...........................  $441.16   $  859.37   $1,464.87   $3,101.37   $441.16
with EBB Rider...........................  $426.32   $  814.33   $1,390.23   $2,955.04   $426.32
with IPP & EBB Riders....................  $470.91   $  950.06   $1,615.83   $3,401.10   $470.91
MAINSTAY VP VALUE--INITIAL CLASS
without any Riders.......................  $400.54   $  735.78   $1,259.52   $2,626.81   $400.54
with IPP Rider...........................  $445.11   $  871.31   $1,484.61   $3,139.86   $445.11
with EBB Rider...........................  $430.27   $  826.33   $1,410.14   $2,994.20   $430.27
with IPP & EBB Riders....................  $474.84   $  961.88   $1,635.27   $3,438.28   $474.84

                                                                                       EXPENSES IF YOU DO NOT SURRENDER YOUR
                                         PENSES IF YOU SURRENDER YOUR POLICY
                                              -----------------------------------   -------------------------------------------
INVESTMENT DIVISION                               3 YR        5 YR        10 YR      1 YR       3 YR        5 YR        10 YR
-------------------                             ---------   ---------   ---------   -------   ---------   ---------   ---------
MAINSTAY VP GROWTH EQUITY--INITIAL CLASS
without any Riders.......................       $  864.47   $1,317.78   $2,487.71   $224.76   $  693.35   $1,188.60   $2,487.71
with IPP Rider...........................       $  998.31   $1,541.65   $3,004.40   $270.12   $  829.48   $1,415.34   $3,004.40
with EBB Rider...........................       $  953.89   $1,467.60   $2,856.52   $255.01   $  784.29   $1,340.33   $2,856.52
with IPP & EBB Riders....................       $1,087.70   $1,691.43   $3,307.41   $300.37   $  920.40   $1,567.05   $3,307.41
MAINSTAY VP HIGH YIELD CORPORATE BOND--IN
without any Riders.......................       $  891.30   $1,362.83   $2,577.34   $233.81   $  720.64   $1,234.22   $2,577.34
with IPP Rider...........................       $1,024.76   $1,585.67   $3,091.68   $279.13   $  856.39   $1,459.92   $3,091.68
with EBB Rider...........................       $  980.47   $1,511.95   $2,945.27   $264.04   $  811.34   $1,385.26   $2,945.27
with IPP & EBB Riders....................       $1,113.93   $1,734.78   $3,391.79   $309.37   $  947.09   $1,610.95   $3,391.79
MAINSTAY VP INDEXED EQUITY--INITIAL CLASS
without any Riders.......................       $  825.57   $1,252.29   $2,356.70   $211.64   $  653.78   $1,122.26   $2,356.70
with IPP Rider...........................       $  959.94   $1,477.70   $2,876.75   $257.07   $  790.45   $1,350.57   $2,876.75
with EBB Rider...........................       $  915.34   $1,403.13   $2,726.76   $241.94   $  745.08   $1,275.04   $2,726.76
with IPP & EBB Riders....................       $1,049.70   $1,628.52   $3,184.12   $287.36   $  881.75   $1,503.32   $3,184.12
MAINSTAY VP INTERNATIONAL EQUITY--INITIAL
without any Riders.......................       $1,042.17   $1,614.56   $3,069.93   $285.07   $  874.09   $1,489.18   $3,069.93
with IPP Rider...........................       $1,173.53   $1,831.49   $3,570.90   $330.15   $1,007.71   $1,708.91   $3,570.90
with EBB Rider...........................       $1,129.91   $1,759.69   $3,432.41   $315.14   $  963.34   $1,636,19   $3,432.41
with IPP & EBB Riders....................       $1,261.30   $1,976.68   $3,854.69   $360.24   $1,096.99   $1,855.97   $3,854.69
MAINSTAY VP MID CAP CORE--INITIAL CLASS
without any Riders.......................       $1,109.47   $1,725.96   $3,283.58   $308.12   $  942.55   $1,602.02   $3,283.58
with IPP Rider...........................       $1,239.90   $1,940.31   $3,778.59   $353.09   $1,075.22   $1,819.14   $3,778.59
with EBB Rider...........................       $1,196.61   $1,869.39   $3,643.57   $338.12   $1,031.19   $1,747.30   $3,643.57
with IPP & EBB Riders....................       $1,327.07   $2,083.79   $4,055.28   $383.10   $1,163.89   $1,964.46   $4,055.28
MAINSTAY VP MID CAP GROWTH--INITIAL CLASS
without any Riders.......................       $1,039.21   $1,609.65   $3,060.49   $284.06   $  871.09   $1,484.22   $3,060.49
with IPP Rider...........................       $1,170.63   $1,826.74   $3,561.77   $329.16   $1,004.76   $1,704.10   $3,561.77
with EBB Rider...........................       $1,127.01   $1,754.89   $3,423.12   $314.14   $  960.39   $1,631.32   $3,423.12
with IPP & EBB Riders....................       $1,258.45   $1,972.02   $3,845.85   $359.24   $1,094.09   $1,851.25   $3,845.85
MAINSTAY VP SMALL CAP GROWTH--INITIAL CLA
without any Riders.......................       $1,094.87   $1,701.84   $3,237.58   $303.12   $  927.70   $1,577.59   $3,237.58
with IPP Rider...........................       $1,225.51   $1,916.76   $3,733.86   $348.11   $1,060.58   $1,795.28   $3,733.86
with EBB Rider...........................       $1,182.14   $1,845.64   $3,598.10   $333.13   $1,016.47   $1,723.24   $3,598.10
with IPP & EBB Riders....................       $1,312.80   $2,060.59   $4,012.08   $378.14   $1,149.37   $1,940.97   $4,012.08
MAINSTAY VP TOTAL RETURN--INITIAL CLASS
without any Riders.......................       $  894.29   $1,367.83   $2,587.27   $234.82   $  723.67   $1,239.28   $2,587.27
with IPP Rider...........................       $1,027.70   $1,590.55   $3,101.37   $280.13   $  859.37   $1,464.87   $3,101.37
with EBB Rider...........................       $  983.41   $1,516.86   $2,955.04   $265.05   $  814.33   $1,390.23   $2,955.04
with IPP & EBB Riders....................       $1,116.86   $1,739.60   $3,401.10   $310.37   $  950.06   $1,615.83   $3,401.10
MAINSTAY VP VALUE--INITIAL CLASS
without any Riders.......................       $  906.19   $1,387.81   $2,626.81   $238.85   $  735.78   $1,259.52   $2,626.81
with IPP Rider...........................       $1,039.43   $1,610.04   $3,139.86   $284.14   $  871.31   $1,484.61   $3,139.86
with EBB Rider...........................       $  995.22   $1,536.51   $2,994.20   $269.06   $  826.33   $1,410.14   $2,994.20
with IPP & EBB Riders....................       $1,128.47   $1,758.78   $3,438.28   $314.36   $  961.88   $1,635.27   $3,438.28


                                              EXPENSES IF YOU ANNUITIZE YOUR POLICY      EXPENSES IF YOU SURRENDER YOUR POLICY
                                           -------------------------------------------   -------
INVESTMENT DIVISION                         1 YR       3 YR        5 YR        10 YR      1 YR
-------------------                        -------   ---------   ---------   ---------   -------
MAINSTAY VP AMERICAN CENTURY INCOME & GROWTH--INITIAL CLASS
without any Riders.......................  $427.24   $  817.15   $1,394.92   $2,889.43   $427.24
with IPP Rider...........................  $471.69   $  951.59   $1,616.90   $3,395.44   $471.69
with EBB Rider...........................  $456.90   $  906.97   $1,543.46   $3,254.06   $456.90
with IPP & EBB Riders....................  $501.35   $1,041.39   $1,765.42   $3,685.17   $501.35
MAINSTAY VP DREYFUS LARGE COMPANY VALUE--INITIAL CLASS
without any Riders.......................  $433.18   $  835.18   $1,424.79   $2,946.82   $433.18
with IPP Rider...........................  $477.61   $  969.35   $1,646.05   $3,451.24   $477.61
with EBB Rider...........................  $462.81   $  924.80   $1,572.84   $3,310.78   $462.81
with IPP & EBB Riders....................  $507.23   $1,058.99   $1,794.12   $3,739.10   $507.23
MAINSTAY VP EAGLE ASSET MANAGEMENT GROWTH EQUITY--INITIAL CLASS
without any Riders.......................  $416.38   $  784.10   $1,340.00   $2,783.35   $416.38
with IPP Rider...........................  $460.88   $  918.96   $1,563.21   $3,292.19   $460.88
with EBB Rider...........................  $446.07   $  874.20   $1,489.37   $3,149.10   $446.07
with IPP & EBB Riders....................  $490.55   $1,009.07   $1,712.60   $3,585.46   $490.55
MAINSTAY VP LORD ABBETT DEVELOPING GROWTH--INITIAL CLASS
without any Riders.......................  $445.03   $  871.09   $1,484.22   $3,060.49   $445.03
with IPP Rider...........................  $489.40   $1,004.76   $1,704.10   $3,561.77   $489.40
with EBB Rider...........................  $474.62   $  960.39   $1,631.32   $3,423.12   $474.62
with IPP & EBB Riders....................  $519.00   $1,094.09   $1,851.25   $3,845.85   $519.00
ALGER AMERICAN SMALL CAPITALIZATION--CLASS O SHARES
without any Riders.......................  $432.19   $  832.18   $1,419.81   $2,937.28   $432.19
with IPP Rider...........................  $476.63   $  966.38   $1,641.18   $3,441.96   $476.63
with EBB Rider...........................  $461.82   $  921.82   $1,567.94   $3,301.34   $461.82
with IPP & EBB Riders....................  $506.26   $1,056.05   $1,789.32   $3,730.11   $506.26
CALVERT SOCIAL BALANCED
without any Riders.......................  $426.26   $  814.17   $1,389.96   $2,879.86   $426.26
with IPP Rider...........................  $470.71   $  948.62   $1,612.01   $3,386.10   $470.71
with EBB Rider...........................  $455.91   $  903.99   $1,538.54   $3,244.53   $455.91
with IPP & EBB Riders....................  $500.37   $1,038.46   $1,760.63   $3,676.18   $500.37
DREYFUS IP TECHNOLOGY GROWTH--INITIAL SHARES
without any Riders.......................  $424.29   $  808.16   $1,379.98   $2,860.64   $424.29
with IPP Rider...........................  $468.76   $  942.70   $1,602.29   $3,367.42   $468.76
with EBB Rider...........................  $453.95   $  898.05   $1,528.75   $3,225.54   $453.95
with IPP & EBB Riders....................  $498.41   $1,032.60   $1,751.04   $3,658.11   $498.41
FIDELITY(R) VIP CONTRAFUND(R)--INITIAL CLASS
without any Riders.......................  $403.52   $  744.85   $1,274.64   $2,656.34   $403.52
with IPP Rider...........................  $448.07   $  880.29   $1,499.41   $3,168.62   $448.07
with EBB Rider...........................  $433.24   $  835.34   $1,425.06   $3,023.49   $433.24
with IPP & EBB Riders....................  $477.79   $  970.74   $1,649.79   $3,466.08   $477.79
FIDELITY(R) VIP EQUITY-INCOME--INITIAL CLASS
without any Riders.......................  $392.61   $  711.54   $1,219.04   $2,547.57   $392.61
with IPP Rider...........................  $437.22   $  847.42   $1,445.08   $3,062.67   $437.22
with EBB Rider...........................  $422.38   $  802.33   $1,370.30   $2,915.78   $422.38
with IPP & EBB Riders....................  $466.97   $  938.20   $1,596.35   $3,363.75   $466.97

                                                                                       EXPENSES IF YOU DO NOT SURRENDER YOUR
                                         PENSES IF YOU SURRENDER YOUR POLICY
                                              -----------------------------------   -------------------------------------------
INVESTMENT DIVISION                               3 YR        5 YR        10 YR      1 YR       3 YR        5 YR        10 YR
-------------------                             ---------   ---------   ---------   -------   ---------   ---------   ---------
MAINSTAY VP AMERICAN CENTURY INCOME & GRO
without any Riders.......................       $  986.19   $1,521.49   $2,889.43   $265.99   $  817.15   $1,394.92   $2,889.43
with IPP Rider...........................       $1,118.35   $1,740.65   $3,395.44   $311.16   $  951.59   $1,616.90   $3,395.44
with EBB Rider...........................       $1,074.94   $1,668.14   $3,254.06   $296.13   $  906.97   $1,543.46   $3,254.06
with IPP & EBB Riders....................       $1,206.64   $1,887.28   $3,685.17   $341.30   $1,041.39   $1,765.42   $3,685.17
MAINSTAY VP DREYFUS LARGE COMPANY VALUE--
without any Riders.......................       $1,003.91   $1,550.98   $2,946.82   $272.02   $  835.18   $1,424.79   $2,946.82
with IPP Rider...........................       $1,135.81   $1,769.43   $3,451.24   $317.17   $  969.35   $1,646.05   $3,451.24
with EBB Rider...........................       $1,092.02   $1,697.14   $3,310.78   $302.14   $  924.80   $1,572.84   $3,310.78
with IPP & EBB Riders....................       $1,223.94   $1,915.61   $3,739.10   $347.28   $1,058.99   $1,794.12   $3,739.10
MAINSTAY VP EAGLE ASSET MANAGEMENT GROWTH
without any Riders.......................       $  953.70   $1,467.27   $2,783.35   $254.95   $  784.10   $1,340.00   $2,783.35
with IPP Rider...........................       $1,086.28   $1,687.64   $3,292.19   $300.17   $  918.96   $1,563.21   $3,292.19
with EBB Rider...........................       $1,042.28   $1,614.74   $3,149.10   $285.12   $  874.20   $1,489.37   $3,149.10
with IPP & EBB Riders....................       $1,174.87   $1,835.13   $3,585.46   $330.33   $1,009.07   $1,712.60   $3,585.46
MAINSTAY VP LORD ABBETT DEVELOPING GROWTH
without any Riders.......................       $1,039.21   $1,609.65   $3,060.49   $284.06   $  871.09   $1,484.22   $3,060.49
with IPP Rider...........................       $1,170.63   $1,826.74   $3,561.77   $329.16   $1,004.76   $1,704.10   $3,561.77
with EBB Rider...........................       $1,1127.01  $1,754.89   $3,423.12   $314.14   $  960.39   $1,631.32   $3,423.12
with IPP & EBB Riders....................       $1,258.45   $1,972.02   $3,845.85   $359.24   $1,094.09   $1,851.25   $3,845.85
ALGER AMERICAN SMALL CAPITALIZATION--CLAS
without any Riders.......................       $1,000.96   $1,546.06   $2,937.28   $271.02   $  832.18   $1,419.81   $2,937.28
with IPP Rider...........................       $1,132.90   $1,764.62   $3,441.96   $316.18   $  966.38   $1,641.18   $3,441.96
with EBB Rider...........................       $1,089.09   $1,692.31   $3,301.34   $301.13   $  921.82   $1,567.94   $3,301.34
with IPP & EBB Riders....................       $1,221.06   $1,910.88   $3,730.11   $346.29   $1,056.05   $1,789.32   $3,730.11
CALVERT SOCIAL BALANCED
without any Riders.......................       $  983.26   $1,516.59   $2,879.86   $264.99   $  814.17   $1,389.96   $2,879.86
with IPP Rider...........................       $1,115.44   $1,735.82   $3,386.10   $310.17   $  948.62   $1,612.01   $3,386.10
with EBB Rider...........................       $1,071.56   $1,663.28   $3,244.53   $295.12   $  903.99   $1,538.54   $3,244.53
with IPP & EBB Riders....................       $1,203.76   $1,882.56   $3,676.18   $340.31   $1,038.46   $1,760.63   $3,676.18
DREYFUS IP TECHNOLOGY GROWTH--INITIAL SHA
without any Riders.......................       $  977.35   $1,506.74   $2,860.64   $262.98   $  808.16   $1,379.98   $2,860.64
with IPP Rider...........................       $1,109.62   $1,726.23   $3,367.42   $308.18   $  942.70   $1,602.29   $3,367.42
with EBB Rider...........................       $1,065.72   $1,653.61   $3,225.54   $293.13   $  898.05   $1,528.75   $3,225.54
with IPP & EBB Riders....................       $1,198.00   $1,873.08   $3,658.11   $338.31   $1,032.60   $1,751.04   $3,658.11
FIDELITY(R) VIP CONTRAFUND(R)--INITIAL CL
without any Riders.......................       $  915.11   $1,402.74   $2,656.34   $241.87   $  744.85   $1,274.64   $2,656.34
with IPP Rider...........................       $1,048.26   $1,624.65   $3,168.62   $287.16   $  880.29   $1,499.41   $3,168.62
with EBB Rider...........................       $1,004.07   $1,551.25   $3,023.49   $272.08   $  835.34   $1,425.06   $3,023.49
with IPP & EBB Riders....................       $1,137.18   $1,773.12   $3,466.08   $317.36   $  970.74   $1,649.79   $3,466.08
FIDELITY(R) VIP EQUITY-INCOME--INITIAL CL
without any Riders.......................       $  882.36   $1,347.84   $2,547.57   $230.79   $  711.54   $1,219.04   $2,547.57
with IPP Rider...........................       $1,015.95   $1,571.04   $3,062.67   $276.13   $  847.42   $1,445.08   $3,062.67
with EBB Rider...........................       $  971.62   $1,497.18   $2,915.78   $261.04   $  802.33   $1,370.30   $2,915.78
with IPP & EBB Riders....................       $1,105.19   $1,720.36   $3,363.75   $306.37   $  938.20   $1,596.35   $3,363.75


                                              EXPENSES IF YOU ANNUITIZE YOUR POLICY      EXPENSES IF YOU SURRENDER YOUR POLICY
                                           -------------------------------------------   -------
INVESTMENT DIVISION                         1 YR       3 YR        5 YR        10 YR      1 YR
-------------------                        -------   ---------   ---------   ---------   -------
JANUS ASPEN SERIES BALANCED--INSTITUTIONAL SHARES
without any Riders.......................  $402.52   $  741.83   $1,269.62   $2,646.55   $402.52
with IPP Rider...........................  $447.02   $  876.72   $1,492.83   $3,151.97   $447.02
with EBB Rider...........................  $432.24   $  832.33   $1,420.10   $3,013.73   $432.24
with IPP & EBB Riders....................  $476.76   $  967.21   $1,643.27   $3,449.72   $476.76
JANUS ASPEN SERIES WORLDWIDE GROWTH--INSTITUTIONAL SHARES
without any Riders.......................  $405.49   $  750.90   $1,284.73   $2,676.00   $405.49
with IPP Rider...........................  $450.04   $  886.24   $1,509.25   $3,187.76   $450.04
with EBB Rider...........................  $435.21   $  841.30   $1,434.95   $3,042.87   $435.21
with IPP & EBB Riders....................  $479.76   $  976.65   $1,659.49   $3,484.56   $479.76
MFS(R) INVESTORS TRUST SERIES--INITIAL CLASS
without any Riders.......................  $423.31   $  805.15   $1,374.99   $2,851.02   $423.31
with IPP Rider...........................  $467.78   $  939.75   $1,597.42   $3,358.07   $467.78
with EBB Rider...........................  $452.97   $  895.08   $1,523.83   $3,216.01   $452.97
with IPP & EBB Riders....................  $497.43   $1,029.67   $1,746.28   $3,649.08   $497.43
MFS(R) RESEARCH SERIES--INITIAL CLASS
without any Riders.......................  $422.30   $  802.14   $1,369.99   $2,841.36   $422.30
with IPP Rider...........................  $466.78   $  936.76   $1,592.51   $3,348.64   $466.78
with EBB Rider...........................  $451.97   $  892.09   $1,518.90   $3,206.49   $451.97
with IPP & EBB Riders....................  $496.44   $1,026.71   $1,741.43   $3,640.02   $496.44
T. ROWE PRICE EQUITY INCOME PORTFOLIO
without any Riders.......................  $420.33   $  796.13   $1,360.01   $2,822.09   $420.33
with IPP Rider...........................  $464.81   $  930.82   $1,582.76   $3,329.88   $464.81
with EBB Rider...........................  $450.00   $  886.14   $1,509.08   $3,187.39   $450.00
with IPP & EBB Riders....................  $494.49   $1,020.84   $1,731.83   $3,621.87   $494.49
VAN ECK WORLDWIDE HARD ASSETS
without any Riders.......................  $457.85   $  909.84   $1,548.18   $3,182.00   $457.85
with IPP Rider...........................  $502.17   $1,042.99   $1,766.57   $3,679.90   $502.17
with EBB Rider...........................  $487.40   $  998.79   $1,694.32   $3,543.23   $487.40
with IPP & EBB Riders....................  $531.73   $1,131.94   $1,912.71   $3,959.93   $531.73
VAN KAMPEN UIF EMERGING MARKETS EQUITY--CLASS I
without any Riders.......................  $526.69   $1,116.17   $1,885.71   $3,808.79   $526.69
with IPP Rider...........................  $570.69   $1,246.44   $2,096.20   $4,288.38   $570.69
with EBB Rider...........................  $556.04   $1,203.20   $2,026.56   $4,161.87   $556.04
with IPP & EBB Riders....................  $600.03   $1,333.49   $2,237.07   $4,547.62   $600.03

                                                                                       EXPENSES IF YOU DO NOT SURRENDER YOUR
                                         PENSES IF YOU SURRENDER YOUR POLICY
                                              -----------------------------------   -------------------------------------------
INVESTMENT DIVISION                               3 YR        5 YR        10 YR      1 YR       3 YR        5 YR        10 YR
-------------------                             ---------   ---------   ---------   -------   ---------   ---------   ---------
JANUS ASPEN SERIES BALANCED--INSTITUTIONA
without any Riders.......................       $  912.14   $1,397.77   $2,646.55   $240.86   $  741.83   $1,269.62   $2,646.55
with IPP Rider...........................       $1,044.76   $1,618.15   $3,151.97   $286.09   $  876.72   $1,492.83   $3,151.97
with EBB Rider...........................       $1,001.11   $1,546.34   $3,013.73   $271.06   $  832.33   $1,420.10   $3,013.73
with IPP & EBB Riders....................       $1,133.71   $1,766.68   $3,449.72   $316.31   $  967.21   $1,643.27   $3,449.72
JANUS ASPEN SERIES WORLDWIDE GROWTH--INST
without any Riders.......................       $  921.06   $1,412.69   $2,676.00   $243.88   $  750.90   $1,284.73   $2,676.00
with IPP Rider...........................       $1,054.11   $1,634.37   $3,187.76   $289.16   $  886.24   $1,509.25   $3,187.76
with EBB Rider...........................       $1,009.93   $1,561.01   $3,042.87   $274.08   $  841.30   $1,434.95   $3,042.87
with IPP & EBB Riders....................       $1,143.00   $1,782.69   $3,484.56   $319.36   $  976.65   $1,659.49   $3,484.56
MFS(R) INVESTORS TRUST SERIES--INITIAL CL
without any Riders.......................       $  974.39   $1,501.82   $2,851.02   $261.99   $  805.15   $1,374.99   $2,851.02
with IPP Rider...........................       $1,106.72   $1,721.42   $3,358.07   $307.18   $  939.75   $1,597.42   $3,358.07
with EBB Rider...........................       $1,062.80   $1,648.76   $3,216.01   $292.13   $  895.08   $1,523.83   $3,216.01
with IPP & EBB Riders....................       $1,195.12   $1,868.38   $3,649.08   $337.32   $1,029.67   $1,746.28   $3,649.08
MFS(R) RESEARCH SERIES--INITIAL CLASS
without any Riders.......................       $  971.43   $1,496.87   $2,841.36   $260.97   $  802.14   $1,369.99   $2,841.36
with IPP Rider...........................       $1,103.77   $1,716.56   $3,348.64   $306.17   $  936.76   $1,592.51   $3,348.64
with EBB Rider...........................       $1,059.86   $1,643.89   $3,206.49   $291.12   $  892.09   $1,518.90   $3,206.49
with IPP & EBB Riders....................       $1,192.21   $1,863.60   $3,640.02   $336.32   $1,026.71   $1,741.43   $3,640.02
T. ROWE PRICE EQUITY INCOME PORTFOLIO
without any Riders.......................       $  965.52   $1,487.02   $2,822.09   $258.96   $  796.13   $1,360.01   $2,841.36
with IPP Rider...........................       $1,097.94   $1,706.94   $3,329.88   $304.17   $  930.82   $1,582.76   $3,329.88
with EBB Rider...........................       $1,054.01   $1,634.19   $3,187.39   $289.12   $  886.14   $1,509.08   $3,187.39
with IPP & EBB Riders....................       $1,186.44   $1,854.12   $3,621.87   $334.33   $1,020.84   $1,731.83   $3,621.87
VAN ECK WORLDWIDE HARD ASSETS
without any Riders.......................       $1,077.31   $1,672.80   $3,182.00   $297.09   $  909.84   $1,548.18   $3,182.00
with IPP Rider...........................       $1,208.21   $1,888.42   $3,679.90   $342.13   $1,042.99   $1,766.57   $3,679.90
with EBB Rider...........................       $1,164.76   $1,817.09   $3,543.23   $327.13   $  998.79   $1,694.32   $3,543.23
with IPP & EBB Riders....................       $1,295.66   $2,032.70   $3,959.93   $372.18   $1,131.94   $1,912.71   $3,959.93
VAN KAMPEN UIF EMERGING MARKETS EQUITY--C
without any Riders.......................       $1,280.16   $2,006.04   $3,808.79   $367.06   $1,116.17   $1,885.71   $3,808.79
with IPP Rider...........................       $1,408.23   $2,213.85   $4,288.38   $411.77   $1,246.44   $2,096.20   $4,288.38
with EBB Rider...........................       $1,365.71   $2,145.10   $4,161.87   $396.88   $1,203.20   $2,026.56   $4,161.87
with IPP & EBB Riders....................       $1,493.81   $2,352.93   $4,547.62   $441.59   $1,333.49   $2,237.07   $4,547.62

           QUESTIONS AND ANSWERS ABOUT LIFESTAGES(R) VARIABLE ANNUITY

     NOTE: THE FOLLOWING SECTION CONTAINS BRIEF QUESTIONS AND ANSWERS ABOUT LIFESTAGES(R) VARIABLE ANNUITY. YOU SHOULD REFER TO THE BODY OF THIS PROSPECTUS FOR MORE DETAILED INFORMATION.

1. WHAT IS LIFESTAGES(R) VARIABLE ANNUITY?

     A LifeStages(R) Variable Annuity is a Flexible Premium Deferred Variable Retirement Annuity policy. NYLIAC issues the policy. You may allocate premium payments to one or more of the Investment Divisions of the Separate Account, or to the Fixed Account. In addition you may also allocate premium payments to one or more DCA Advantage Plan Accounts. The Accumulation Value will fluctuate according to the performance of the Investment Divisions selected and the interest credited to the amounts in the Fixed Account and the DCA Advantage Plan Accounts.

2. WHERE CAN I ALLOCATE MY PREMIUM PAYMENTS?

     (a) You can allocate your premium payments to one or more of the following Allocation Alternatives:

        (i) SEPARATE ACCOUNT

             The Separate Account currently consists of 37 investment divisions, 31 of which are available under this policy. The available Investment Divisions are listed on the first page of this Prospectus. When you allocate a premium payment to one of the Investment Divisions, the Separate Account will invest your premium payment exclusively in shares of the corresponding Eligible Portfolio of the relevant Fund.

        (ii) FIXED ACCOUNT

             Each premium payment, or the portion of any premium payment, you allocate to the Fixed Account will reflect a fixed interest rate. (See "THE FIXED ACCOUNT.")

     (b) You can also allocate your premium payments to the DCA Advantage Plan. The DCA Advantage Plan consists of three DCA Advantage Plan Accounts: a 6-month, 12-month and an 18-month account. NYLIAC will credit interest to amounts held in the DCA Advantage Plan Accounts at rates we have set in advance. The DCA Advantage Plan allows you to set up automatic dollar cost averaging from the DCA Advantage Plan Accounts into the Investment Divisions and/or the Fixed Account. (See "THE POLICIES--Dollar Cost Averaging (DCA) Program--The DCA Advantage Plan.").

3. CAN I MAKE TRANSFERS AMONG THE INVESTMENT DIVISIONS AND THE FIXED ACCOUNT?

     You can transfer all or part of the Accumulation Value of your policy between the Investment Divisions or from the Investment Divisions to the Fixed Account at least 30 days before the Annuity Commencement Date. The maximum amount you are allowed to transfer from the Fixed Account during any Policy Year is 20%. (See "THE FIXED ACCOUNT.") Generally, you can transfer a minimum amount of $500, unless we agree otherwise. You can make unlimited transfers each Policy Year subject to the Limits on Transfers. (See "THE POLICIES--Transfers.")

     You can make transfers to the investment divisions, from the Fixed Account and the DCA Advantage Plan Accounts, although certain restrictions may apply. (See "THE FIXED ACCOUNT" and "THE POLICIES--Dollar Cost Averaging (DCA) Program--The DCA Advantage Plan Accounts.") In addition, you can request transfers through the traditional Dollar Cost Averaging, Automatic Asset Reallocation or Interest Sweep options described in this Prospectus. You may not transfer money into the Fixed Account if you transferred money out of the Fixed Account during the previous six-month period.

4. WHAT CHARGES ARE ASSESSED AGAINST THE POLICY?

     Before the date we start making Income Payments to you, we will deduct a policy service charge on each Policy Anniversary and upon surrender of the policy if on that date the Accumulation Value is below $20,000. This charge will be the lesser of $30 or 2% of the Accumulation Value at the end of the Policy Year or on the date of surrender. In addition, we deduct on a daily basis a charge for policy administration expenses. This charge is equal, on an annual basis, to .15% of the net asset value of the Separate Account. (See "CHARGES AND DEDUCTIONS--Other Charges.")

     The policies are also subject to a charge for certain mortality and expense risks NYLIAC assumes. We also deduct this charge on a daily basis. This charge is equal, on an annual basis, to 1.25% of the average daily net asset value of the Separate Account. (See "CHARGES AND DEDUCTIONS--Other Charges.")

     We impose a surrender charge on certain partial withdrawals or surrenders of the policies. This charge is assessed as a percentage of the amount of premium payment withdrawn during the first six Payment Years following each premium payment. We keep track of each premium payment and assess a charge based on the length of time a premium payment is in your policy before it is withdrawn. The percentage declines after the first three Payment Years as follows:

                        PAYMENT YEAR                          SURRENDER CHARGE
                        ------------                          ----------------
1...........................................................         7%
2...........................................................         7%
3...........................................................         7%
4...........................................................         6%
5...........................................................         5%
6...........................................................         4%
7+..........................................................         0%

     For purposes of calculating the surrender charge, we treat withdrawals as coming from the oldest premium payment first (on a first-in, first-out basis).

     You can make withdrawals from the policy free of surrender charges based on certain limitations. In any one Policy Year, you may withdraw free of a surrender charge the greatest of (a) 10% of the Accumulation Value at the time of the withdrawal; (b) the Accumulation Value less the accumulated premium payments; or (c) 10% of the Accumulation Value as of the prior Policy Anniversary less any prior Surrender Charge free withdrawals during the policy year. (See "CHARGES AND DEDUCTIONS--Surrender Charges" and "EXCEPTIONS TO SURRENDER CHARGES.")

     If you select the Investment Protection Plan Rider (in jurisdictions where available), we will deduct a charge on each policy quarter, based on the amount that is guaranteed. (See "OTHER CHARGES--Investment Protection Plan Rider Charge.") The maximum annual charge for this feature is 1% of the amount that is guaranteed. To the extent permitted by law, we may deduct a charge from your Accumulation Value if you cancel the Investment Protection Plan Rider. We call this charge a Rider Risk Charge Adjustment. (See "OTHER CHARGES--Rider Risk Charge Adjustment.") The maximum Rider Risk Charge Adjustment is 2% of the amount that is guaranteed. We set both of these charges at our sole discretion, subject to the stated maximums. You should consult with your registered representative to determine the percentages we are currently charging before you select the Investment Protection Plan Rider. We will not increase either of these charges after the date the rider becomes effective for the Investment Protection Plan.

     If you select the Enhanced Beneficiary Benefit ("EBB") Rider (in states where available), we will deduct a charge on the first Business Day of each policy quarter that the Rider is in effect based on the Accumulation Value as of that date. We will deduct this charge beginning with the first policy quarter after the Policy Date. This charge will be deducted from each Allocation Alternative and from each DCA Account, if applicable, in proportion to its percentage of the Accumulation Value on the first Business Day of the applicable quarter. The maximum annual charge is 1.00% of the policy's Accumulation Value, applied on a quarterly basis. We may set a lower charge at our sole discretion. You should check with your registered representative to determine the percentage we are currently charging before you elect this Rider. This charge will not change once your policy is issued.

     Finally, the value of the shares of each Fund reflects advisory fees, administration fees and other expenses deducted from the assets of each Fund. (See the Fund prospectuses which accompany this Prospectus.)

5. WHAT ARE THE MINIMUM INITIAL AND MAXIMUM ADDITIONAL PREMIUM PAYMENTS?

     Unless we permit otherwise, the minimum initial premium payment is $2,000 for Qualified Policies and $5,000 for Non-Qualified Policies. You can make additional premium payments of at least $500 or such lower amount as we may permit at any time. You have a choice of sending premium payments directly to NYLIAC. We may agree to other methods of payment. The maximum aggregate amount of premium payments we accept is $1,000,000, without prior approval. For Qualified Policies, you may not make premium payments in excess of the amount permitted by law for the plan.

6. HOW ARE PREMIUM PAYMENTS ALLOCATED?

     We will allocate the initial premium payment to the Investment Divisions, Fixed Account and DCA Advantage Plan Accounts you have selected within two Business Days after receipt, subject to our receipt of all information necessary to issue a policy. Subsequent premium payments will be allocated at the close of the Business Day on which they are received.

     You may allocate the initial premium payment and thereafter maintain the Accumulation Value in up to 18 Investment Divisions (including the DCA Advantage Plan Accounts), plus the Fixed Account (See "AUTOMATIC ASSET REALLOCATION"). Moreover, you may raise or lower the percentages of the premium payment (which must be in whole number percentages) you place in each Allocation Alternative at the time you make a premium payment. However, any change to your allocations may not result in the Accumulation Value being allocated to more than 18 Investment Divisions (including the DCA Advantage Plan Accounts) plus the Fixed Account. The minimum amount which you may place in any one Allocation Alternative (except the DCA Advantage Plan Accounts) is $25, or such lower amount as we may permit. We reserve the right to limit the amount of a premium payment that you may place in any one Allocation Alternative and the number of Investment Divisions to which you allocate your Accumulation Value.

7. WHAT HAPPENS IF PREMIUM PAYMENTS ARE NOT MADE?

     If we do not receive any premium payments for a period of two years, and both the Accumulation Value of your policy and your total premium payments less any withdrawals and surrender charges are less than $2,000, we reserve the right to terminate your policy, subject to applicable state laws. We will notify you of our intention to exercise this right and give you 90 days to make a premium payment. If we terminate your policy, we will pay you the Accumulation Value of your policy in one lump sum.

8. CAN I WITHDRAW MONEY FROM THE POLICY BEFORE THE ANNUITY COMMENCEMENT DATE?

     You may make withdrawals from your policy before the Annuity Commencement Date and while the Annuitant is still alive. Your withdrawal request must be in a form that is acceptable to us. Under most circumstances, you may make a minimum partial withdrawal of $500. Withdrawals may be subject to a surrender charge. In addition, you may have to pay income tax and a 10% penalty tax may apply if you are under age 59 1/2. (See "DISTRIBUTIONS UNDER THE POLICY" and "FEDERAL TAX MATTERS.")

9. HOW WILL NYLIAC MAKE INCOME PAYMENTS ON THE ANNUITY COMMENCEMENT DATE?

     We will make Income Payments on a fixed basis. We do not currently offer a variable income payment option. We will make payments under the Life Income Payment Option over the life of the Annuitant with a guarantee of 10 years of payments, even if the Annuitant dies sooner. Income Payments will always be the same specified amount. (See "DISTRIBUTIONS UNDER THE POLICY--Income Payments.") We may offer other options, at our discretion, where permitted by state law.

10. WHAT HAPPENS IF I DIE OR THE ANNUITANT DIES BEFORE THE ANNUITY COMMENCEMENT DATE?

     If you or the Annuitant dies before the Annuity Commencement Date, we will pay the Beneficiary under the policy an amount equal to the greater of:

        (a) the Accumulation Value, less any outstanding loan balance,

        (b) the sum of all premium payments made, less any outstanding loan balance, partial withdrawals and surrender charges previously imposed, or

        (c) the "reset value" (as described under "Death Before Annuity Commencement" in this Prospectus) plus any additional premium payments made since the most recent "reset date," less any outstanding loan balance, partial withdrawals ("proportional" withdrawals in New York) and applicable surrender charges since the most recent "reset date."

     If the Beneficiary is the spouse of the Annuitant or the owner, see Question 11. (Also see "DISTRIBUTIONS UNDER THE POLICY--Death Before Annuity Commencement" and "FEDERAL TAX MATTERS.")

11. WHAT HAPPENS IF MY SPOUSE IS THE BENEFICIARY?

     If you are the owner and Annuitant and you die before the Annuity Commencement Date, your spouse may continue the policy as the new owner and Annuitant if he/she is also the sole primary Beneficiary (for Non-Qualified, IRA, Roth IRA and SEP policies only; Inherited IRA policies are excluded). If your spouse chooses to continue the policy, we will not pay the death benefit proceeds as a consequence of your death. If you elect the EBB and the Enhanced Spousal Continuance ("ESC") Rider applies, see the EBB and ESC Riders for details.

12. CAN I RETURN THE POLICY AFTER IT IS DELIVERED?

     You can cancel the policy by returning it to us, or to the registered representative through whom you purchased it, within 10 days of delivery of the policy or such longer period as required under state law. We will return the account value (in states where approved), otherwise you will then receive from us the greater of (i) the initial premium payment less any prior partial withdrawals or (ii) the Accumulation Value on the date we receive the policy, without any deduction for premium taxes or a surrender charge.

13. WHAT ABOUT VOTING RIGHTS?

     You can instruct NYLIAC how to vote shares of the Funds in which you have a voting interest through the Separate Account. (See "VOTING RIGHTS.")

14. HOW WILL NYLIAC CALCULATE INVESTMENT PERFORMANCE OF THE SEPARATE ACCOUNT?

     YIELDS. The yield of the MainStay VP Cash Management Investment Division refers to the annualized income generated by an investment in that Investment Division over a specified seven-day period. In calculating the yield, we assume that the income generated for that seven-day period is generated each seven-day period over a 52-week period. The current yield is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned in the MainStay VP Cash Management Investment Division is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment. For the seven-day period ended December 31, 2002, the MainStay VP Cash Management Investment Division's yield and effective yield were -0.44% and -0.44%, respectively.

     The yield of the MainStay VP Government, MainStay VP High Yield Corporate Bond or MainStay VP Bond Investment Divisions refers to the annualized income generated in that Investment Division over a specified thirty-day period. In calculating the yield, we assume that the income generated by the investment during that thirty-day period is generated each thirty-day period over a 12-month period. The current yield is shown as a percentage of the investment. For the 30-day period ended December 31, 2002, the annualized yields for the MainStay VP Government--Initial Class, MainStay VP High Yield Corporate Bond--Initial Class and MainStay VP Bond--Initial Class Investment Divisions were 1.33%, 9.08% and 2.25%, respectively.

     The yield calculations do not reflect the effect of any surrender charge that may be applicable to a particular policy. To the extent that the surrender charge is applicable to a particular policy, the yield of that policy will be reduced. Past performance is no indication of future performance. For additional information regarding the yields described above, please refer to the Statement of Additional Information.

     TOTAL RETURN CALCULATIONS. The following tables present performance data for each of the Investment Divisions for periods ended December 31, 2002. The average annual total return (if surrendered) data reflect all Separate Account and Fund annual expenses shown in the Fee Table. The average annual total return (if surrendered) figures assume that the policy is surrendered at the end of the periods shown. The annual policy service charge, which is charged to policies with an Accumulation Value of less than $20,000, is not reflected. This fee, if applicable, would reduce the rates of return. The average annual total return (no surrenders) does not reflect the deduction of any surrender charges. All rates of return include the reinvestment of investment income, including interest and dividends.

     Certain Portfolios existed prior to the date that they were added to an Investment Division of the Separate Account. For periods prior to an Investment Division's inception date, the performance of the Investment Division was derived from the performance of the corresponding Portfolios, as modified to reflect the Separate Account and Fund annual expenses as if the policy had been available during the periods shown. The results shown are not an estimate or guarantee of future investment performance for the Investment Divisions.

                          AVERAGE ANNUAL TOTAL RETURN
                     (FOR PERIODS ENDED DECEMBER 31, 2002)

                                                           MAINSTAY VP
                                         MAINSTAY VP         CAPITAL         MAINSTAY VP       MAINSTAY VP       MAINSTAY VP
                                            BOND          APPRECIATION          CASH           CONVERTIBLE      EQUITY INCOME
        INVESTMENT DIVISIONS:          --INITIAL CLASS   --INITIAL CLASS     MANAGEMENT      --INITIAL CLASS   --INITIAL CLASS
        ---------------------          ---------------   ---------------     -----------     ---------------   ---------------
      PORTFOLIO INCEPTION DATE:
      -------------------------            1/23/84           1/29/93           1/29/93           10/1/96           7/2/01
 INVESTMENT DIVISION INCEPTION DATE:
 -----------------------------------       5/1/95            5/1/95            5/1/95            10/1/96           7/6/01
AVERAGE ANNUAL TOTAL RETURN
(IF SURRENDERED)
1 Year...............................        1.16%           -36.09%            -6.35%           -14.91%           -21.07%
3 Year...............................        5.96%           -24.76%             0.10%            -8.39%           --
5 Year...............................        4.85%            -6.05%             1.90%             2.54%           --
10 Year..............................        5.75%           --                --                --                --
Since Portfolio Inception............        7.78%             5.12%             2.93%             5.46%           -15.54%
Since Investment Division
  Inception*.........................        5.61%             3.48%             3.13%             5.46%           -15.58%
AVERAGE ANNUAL TOTAL RETURN
(NO SURRENDERS)
1 Year...............................        7.96%           -31.79%            -0.05%            -9.19%           -15.76%
3 Year...............................        8.00%           -23.11%             2.29%            -6.38%           --
5 Year...............................        5.66%            -5.18%             2.81%             3.43%           --
10 Year..............................        5.75%           --                --                --                --
Since Portfolio Inception............        7.78%             5.12%             2.93%             5.46%           -11.80%
Since Investment Division
  Inception*.........................        5.61%             3.48%             3.13%             5.46%           -11.84%


                                         MAINSTAY VP
                                         GOVERNMENT
        INVESTMENT DIVISIONS:          --INITIAL CLASS
        ---------------------          ---------------
      PORTFOLIO INCEPTION DATE:
      -------------------------            1/29/93
 INVESTMENT DIVISION INCEPTION DATE:
 -----------------------------------       5/1/95
AVERAGE ANNUAL TOTAL RETURN
(IF SURRENDERED)
1 Year...............................        1.50%
3 Year...............................        5.98%
5 Year...............................        4.79%
10 Year..............................      --
Since Portfolio Inception............        5.25%
Since Investment Division
  Inception*.........................        5.58%
AVERAGE ANNUAL TOTAL RETURN
(NO SURRENDERS)
1 Year...............................        8.32%
3 Year...............................        8.02%
5 Year...............................        5.61%
10 Year..............................      --
Since Portfolio Inception............        5.25%
Since Investment Division
  Inception*.........................        5.58%

                                        MAINSTAY VP     MAINSTAY VP
                                          DREYFUS       EAGLE ASSET     MAINSTAY VP     ALGER AMERICAN
                                           LARGE        MANAGEMENT      LORD ABBETT         SMALL
                                          COMPANY         GROWTH        DEVELOPING     CAPITALIZATION--     CALVERT
                                          VALUE--        EQUITY--        GROWTH--          CLASS O          SOCIAL
        INVESTMENT DIVISIONS:          INITIAL CLASS   INITIAL CLASS   INITIAL CLASS        SHARES         BALANCED
        ---------------------          -------------   -------------   -------------   ----------------    --------
      PORTFOLIO INCEPTION DATE:
      -------------------------           5/1/98          5/1/98          5/1/98           9/21/88          9/2/86
 INVESTMENT DIVISION INCEPTION DATE:
 -----------------------------------      5/1/98          5/1/98          5/1/98           10/1/96          5/1/95
AVERAGE ANNUAL TOTAL RETURN
(IF SURRENDERED)
1 Year...............................     -28.73%         -33.67%         -34.38%          -31.83%          -18.83%
3 Year...............................     -10.98%         -21.46%         -21.79%          -30.20%          -10.73%
5 Year...............................      --              --              --              -10.99%           -1.64%
10 Year..............................      --              --              --               -0.11%            5.13%
Since Portfolio Inception............      -5.42%          -1.29%         -11.00%            6.99%            6.37%
Since Investment Division
  Inception*.........................      -5.42%          -1.29%         -11.00%           -7.51%            4.75%
AVERAGE ANNUAL TOTAL RETURN
(NO SURRENDERS)
1 Year...............................     -23.93%         -29.21%         -29.97%          -27.25%          -13.37%
3 Year...............................      -9.03%         -19.74%         -20.08%          -28.67%           -8.77%
5 Year...............................      --              --              --              -10.16%           -0.73%
10 Year..............................      --              --              --               -0.11%            5.13%
Since Portfolio Inception............      -4.48%          -0.32%         -10.12%            6.99%            6.37%
Since Investment Division
  Inception*.........................      -4.48%          -0.32%         -10.12%           -7.51%            4.75%


                                         DREYFUS IP
                                         TECHNOLOGY
                                          GROWTH--
        INVESTMENT DIVISIONS:          INITIAL SHARES
        ---------------------          --------------
      PORTFOLIO INCEPTION DATE:
      -------------------------           8/31/99
 INVESTMENT DIVISION INCEPTION DATE:
 -----------------------------------       7/6/01
AVERAGE ANNUAL TOTAL RETURN
(IF SURRENDERED)
1 Year...............................     -44.02%
3 Year...............................     -35.70%
5 Year...............................      --
10 Year..............................      --
Since Portfolio Inception............     -23.13%
Since Investment Division
  Inception*.........................     -33.03%
AVERAGE ANNUAL TOTAL RETURN
(NO SURRENDERS)
1 Year...............................     -40.25%
3 Year...............................     -34.29%
5 Year...............................      --
10 Year..............................      --
Since Portfolio Inception............     -21.85%
Since Investment Division
  Inception*.........................     -30.04%

---------------
* Performance is calculated as of the initial date a deposit was received in the Investment Division.


                     MAINSTAY VP
     MAINSTAY VP     HIGH YIELD      MAINSTAY VP     MAINSTAY VP     MAINSTAY VP     MAINSTAY VP     MAINSTAY VP     MAINSTAY VP
       GROWTH         CORPORATE        INDEXED      INTERNATIONAL      MID CAP         MID CAP        SMALL CAP         TOTAL
      EQUITY--         BOND--         EQUITY--        EQUITY--         CORE--         GROWTH--        GROWTH--        RETURN--
    INITIAL CLASS   INITIAL CLASS   INITIAL CLASS   INITIAL CLASS   INITIAL CLASS   INITIAL CLASS   INITIAL CLASS   INITIAL CLASS
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
       1/23/84         5/1/95          1/29/93         5/1/95          7/2/01          7/2/01          7/2/01          1/29/93
       5/1/95          5/1/95          5/1/95          5/1/95          7/6/01          7/6/01          7/6/01          5/1/95
       -30.01%          -5.70%         -28.13%         -11.68%         -19.55%         -34.02%         -32.01%         -22.91%
       -18.30%          -3.26%         -17.72%         -15.43%          --              --              --             -13.81%
        -2.31%           0.79%          -3.05%          -1.11%          --              --              --              -1.13%
         7.38%          --              --              --              --              --              --              --
         8.52%           5.69%           7.43%           2.25%         -17.26%         -28.81%         -25.32%           5.66%
         6.67%           5.66%           6.74%           2.65%         -17.31%         -28.89%         -25.39%           4.93%
       -25.31%           0.64%         -23.30%          -5.74%         -14.14%         -29.59%         -27.43%         -17.73%
       -16.51%          -1.13%         -15.92%         -13.57%          --              --              --             -11.92%
        -1.40%           1.72%          -2.15%          -0.19%          --              --              --              -0.22%
         7.38%          --              --              --              --              --              --              --
         8.52%           5.69%           7.43%           2.25%         -13.60%         -25.66%         -22.02%           5.66%
         6.67%           5.66%           6.74%           2.65%         -13.64%         -25.74%         -22.08%           4.93%

                      MAINSTAY VP
                       AMERICAN
                        CENTURY
      MAINSTAY VP      INCOME &
        VALUE--        GROWTH--
     INITIAL CLASS   INITIAL CLASS
     -------------   -------------
        5/1/95          5/1/98
        5/1/95          5/1/98
        -27.06%         -25.64%
         -7.02%         -16.10%
         -3.62%          --
         --              --
          5.27%          -5.76%
          5.02%          -5.76%
        -22.15%         -20.64%
         -4.98%         -14.26%
         -2.73%          --
         --              --
          5.27%          -4.83%
          5.02%          -4.83%

                                                                   JANUS ASPEN           MFS(R)                          T. ROWE
                                            JANUS ASPEN               SERIES            INVESTORS        MFS(R)           PRICE
    FIDELITY(R) VIP   FIDELITY(R) VIP          SERIES               WORLDWIDE             TRUST         RESEARCH         EQUITY
     CONTRAFUND(R)     EQUITY-INCOME         BALANCED--              GROWTH--           SERIES--        SERIES--         INCOME
    --INITIAL CLASS   --INITIAL CLASS   INSTITUTIONAL SHARES   INSTITUTIONAL SHARES   INITIAL CLASS   INITIAL CLASS     PORTFOLIO
    ---------------   ---------------   --------------------   --------------------   -------------   -------------     ---------
        1/3/95            10/9/86             9/13/93                9/13/93             10/9/95         7/26/95         3/31/94
        10/1/96           10/1/96             10/1/96                10/1/96             5/1/98          5/1/98          5/1/98
        -16.24%           -23.26%             -13.56%                -31.17%             -26.97%         -30.28%         -19.73%
        -12.61%            -8.39%              -7.83%                -24.07%             -15.85%         -20.21%          -3.62%
          1.35%            -1.98%               5.93%                 -1.65%              -5.06%          -5.49%          -0.05%
        --                  8.27%            --                     --                    --              --              --
         10.71%             8.41%              10.32%                  8.86%               4.22%           2.95%           9.43%
          6.21%             3.66%               8.94%                  2.99%              -8.23%          -7.95%          -1.22%
        -10.61%           -18.10%              -7.75%                -26.54%             -22.06%         -25.59%         -14.33%
        -10.70%            -6.38%              -5.81%                -22.40%             -14.00%         -18.46%          -1.51%
          2.28%            -1.07%               6.72%                 -0.74%              -4.19%          -4.62%           0.87%
        --                  8.27%            --                     --                    --              --              --
         10.71%             8.41%              10.32%                  8.86%               4.22%           2.95%           9.43%
          6.21%             3.66%               8.94%                  2.99%              -7.31%          -7.01%          -0.22%


                   VAN KAMPEN
      VAN ECK     UIF EMERGING
     WORLDWIDE      MARKETS
        HARD         EQUITY
       ASSETS      --CLASS I
       ------      ---------
       9/1/89       10/1/96
       5/1/98       10/1/96
      -10.23%       -15.83%
       -4.51%       -22.51%
       -6.32%        -7.31%
        3.60%        --
        1.26%        -5.36%
       -3.55%        -5.41%
       -4.20%       -10.17%
       -2.41%       -20.81%
       -5.45%        -6.45%
        3.60%        --
        1.26%        -5.36%
       -2.56%        -5.41%

     For additional information regarding the total return calculations described above, you should refer to the Statement of Additional Information.

15. ARE POLICY LOANS AVAILABLE?

     If you have purchased your policy in connection with a tax-sheltered annuity "TSA" (Section 403(b)) plan, you may be able to borrow some of your Accumulation Value subject to certain conditions. (See "DISTRIBUTIONS UNDER THE POLICY--Loans.")

16. HOW DO I CONTACT NYLIAC?

                          GENERAL INQUIRIES AND WRITTEN REQUESTS  PREMIUM PAYMENTS AND LOAN PAYMENTS
                          --------------------------------------  ----------------------------------

REGULAR MAIL              NYLIAC Variable Products Service        NYLIAC
                            Center                                75 Remittance Drive
                          Madison Square Station                  Suite 3021
                          P.O. Box 922                            Chicago, IL 60675-3021
                          New York, NY 10159

EXPRESS MAIL              NYLIAC Variable Products Service        NYLIAC, Suite 3021
                            Center                                c/o The Northern Trust Bank
                          51 Madison Avenue                       350 North Orleans Street
                          Room 452                                Receipt & Dispatch, 8th Floor
                          New York, NY 10010                      Chicago, IL 60654

CUSTOMER SERVICE          (800) 598-2019
AND INTERACTIVE
VOICE RESPONSE
SYSTEM

     You may send service requests to us at the Variable Products Service Center ("VPSC") addresses listed above. In addition, as described below, you can contact us through the Internet at our Virtual Service Center ("VSC") and through an automated telephone service called the Interactive Voice Response System ("IVR"). (See, "Virtual Service Center and Interactive Voice Response System.")

                              FINANCIAL STATEMENTS

     The balance sheet of NYLIAC as of December 31, 2002 and 2001 and the statements of income, of stockholder's equity and of cash flows for each of the three years in the period ended December 31, 2002, (including the report of independent accountants) and the Separate Account statement of assets and liabilities as of December 31, 2002 and the statement of operations, statement of changes in net assets and the financial highlights for each of the periods indicated in the Financial Statements (including the report of independent accountants) are included in the Statement of Additional Information. The independent accountants are PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, NY 10036.

                        CONDENSED FINANCIAL INFORMATION

     The following Accumulation Unit values and the number of Accumulation Units outstanding for each Investment Division for each fiscal year ended December 31 presented below are derived from the financial statements audited by PricewaterhouseCoopers LLP, independent accountants, and the number of Accumulation Units outstanding for each Investment Division as of December 31, 2002 and for the five years in the period then ended included in the Statement of Additional Information. The Accumulation Unit values and the number of Accumulation Units outstanding for each Investment Division as of December 31, 1997 and for the years in the period then ended, where applicable, are derived from financial statements not included elsewhere herein. Values and units shown are for full year periods beginning January 1*, except where indicated.

                                                     MAINSTAY VP                                            MAINSTAY VP
                                                 BOND--INITIAL CLASS                             CAPITAL APPRECIATION--INITIAL CLASS
                        ----------------------------------------------------------------------   ---------------------------------
                         2002     2001     2000     1999     1998     1997     1996    1995(a)    2002     2001     2000     1999
                        ------   ------   ------   ------   ------   ------   ------   -------   ------   ------   ------   ------
Accumulation Unit
 value
 (beginning of
 period)..............  $14.02   $13.01   $12.02   $12.37   $11.50   $10.64   $10.57   $10.00    $19.03   $25.14   $28.55   $23.09
Accumulation Unit
 value
 (end of period)......  $15.14   $14.02   $13.01   $12.02   $12.37   $11.50   $10.64   $10.57    $12.98   $19.03   $25.14   $28.55
Number of units
 outstanding
 (in 000s) (end of
 period)..............  14,282   11,339    6,588    6,871    4,993    1,981    1,193      173    25,441   29,099   29,793   23,024

                                     MAINSTAY VP
                      APITAL APPRECIATION--INITIAL CLASS
                         -----------------------------------
                           1998     1997     1996    1995(a)
                          ------   ------   ------   -------
Accumulation Unit
 value
 (beginning of
 period)..............    $16.95   $13.92   $11.89   $10.00
Accumulation Unit
 value
 (end of period)......    $23.09   $16.95   $13.92   $11.89
Number of units
 outstanding
 (in 000s) (end of
 period)..............    15,940   11,001    6,949      951

                                                       MAINSTAY VP
                                                     CASH MANAGEMENT
                        --------------------------------------------------------------------------
                         2002      2001     2000      1999      1998      1997     1996    1995(a)
                        -------   ------   -------   -------   -------   ------   ------   -------
Accumulation Unit
 value
 (beginning of
 period)..............  $  1.27   $ 1.24   $  1.18   $  1.14   $  1.10   $ 1.06   $ 1.03   $ 1.00
Accumulation Unit
 value
 (end of period)......  $  1.27   $ 1.27   $  1.24   $  1.18   $  1.14   $ 1.10   $ 1.06   $ 1.03
Number of units
 outstanding
 (in 000s) (end of
 period)..............  208,084   205,310  133,091   248,786   105,842   43,157   32,709   13,190

                                                                                                               MAINSTAY VMA
                                                    MAINSTAY VP                                   EQUITYINCOMGOVERNMENT--INITI
                                            CONVERTIBLE--INITIAL CLASS                        -------------------------------------
                        -------------------------------------------------------------------             ---------------------------
                         2002      2001      2000      1999      1998      1997     1996(b)    2002     2001(d)    2001      2000
                        -------   -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
Accumulation Unit
 value
 (beginning of
 period)..............  $15.36    $15.92    $17.00    $12.14    $11.78    $10.35    $10.00    $ 9.83    $10.00    $13.94    $13.26
Accumulation Unit
 value
 (end of period)......  $13.95    $15.36    $15.92    $17.00    $12.14    $11.78    $10.35    $ 8.28    $ 9.83    $15.10    $13.94
Number of units
 outstanding
 (in 000s) (end of
 period)..............   9,467     9,385     7,873     3,826     3,139     2,205     1,250     5,378     1,781    15,260     8,293

                                         MAINSTAY VMA
                                  INCOMGOVERNMENT--INITI
                        -------------------------------------
                        -----------------------------------------------
                         1999      1998      1997      1996     1995(a)
                        -------   -------   -------   -------   -------
Accumulation Unit
 value
 (beginning of
 period)..............  $11.98    $12.37    $11.51    $10.66    $10.57
Accumulation Unit
 value
 (end of period)......  $13.26    $11.98    $12.37    $11.51    $10.66
Number of units
 outstanding
 (in 000s) (end of
 period)..............   4,508     5,008     3,208     1,103       855


                                                         MAINSTAY VP
                                                GROWTH EQUITY--INITIAL CLASS
                        -----------------------------------------------------------------------------
                         2002      2001      2000      1999      1998      1997      1996     1995(a)
                        -------   -------   -------   -------   -------   -------   -------   -------
Accumulation Unit
 value
 (beginning of
 period)..............  $10.00    $21.84    $26.71    $ 28.02   $ 21.87   $17.52    $14.01    $11.42    $10.00
Accumulation Unit
 value
 (end of period)......  $10.57    $16.31    $21.84    $ 26.71   $ 28.02   $21.87    $17.52    $14.01    $11.42
Number of units
 outstanding
 (in 000s) (end of
 period)..............     178    14,959    16,447     15,714    11,321    8,239     4,979     2,276       241

                                                     MAINSTAY VP
                                                      HIGH YIELD                                        MAINSTAY VP
                                            CORPORATE BOND--INITIAL CLASS                        INDEXED EQUITY--INITIAL CLASS
                        ----------------------------------------------------------------------   -------------------------
                         2002     2001     2000     1999     1998     1997     1996    1995(a)    2002     2001     2000
                        ------   ------   ------   ------   ------   ------   ------   -------   ------   ------   -------
Accumulation Unit
 value
 (beginning of
 period)..............  $15.09   $14.59   $15.72   $14.12   $13.95   $12.52   $10.83   $10.00    $21.39   $24.68   $ 27.60
Accumulation Unit
 value
 (end of period)......  $15.19   $15.09   $14.59   $15.72   $14.12   $13.95   $12.52   $10.83    $16.41   $21.39   $ 24.68
Number of units
 outstanding
 (in 000s) (end of
 period)..............  27,478   28,228   25,693   25,509   21,960   14,577    6,539      648    27,274   30,265    30,595


                                         MAINSTAY VP
                              INDEXED EQUITY--INITIAL CLASS
                        ---------------------------------------------
                         1999      1998      1997     1996    1995(a)
                        -------   -------   ------   ------   -------
Accumulation Unit
 value
 (beginning of
 period)..............  $ 23.19   $ 18.30   $13.97   $11.58   $10.00
Accumulation Unit
 value
 (end of period)......  $ 27.60   $ 23.19   $18.30   $13.97   $11.58
Number of units
 outstanding
 (in 000s) (end of
 period)..............   24,805    17,575    9,982    4,327      358


                                                      MAINSTAY VP
                                          INTERNATIONAL EQUITY--INITIAL CLASS
                        -----------------------------------------------------------------------
                         2002     2001     2000     1999     1998      1997     1996    1995(a)
                        ------   ------   ------   ------   -------   ------   ------   -------
Accumulation Unit
 value
 (beginning of
 period)..............  $12.94   $15.26   $18.88   $14.95   $ 12.32   $11.88   $10.90   $10.00
Accumulation Unit
 value
 (end of period)......  $12.19   $12.94   $15.26   $18.88   $ 14.95   $12.32   $11.88   $10.90
Number of units
 outstanding
 (in 000s) (end of
 period)..............   1,933    1,537    1,556    1,204     1,012      932      692       67

                                                                MAINSTAY VP
                          MAINSTAY VP        MAINSTAY VP         SMALL CAP
                            MID CAP            MID CAP        GROWTH--INITIAL                MAINSTAY VP
                              CORE              GROWTH             CLASS             TOTAL RETURN--INITIAL CLASS
                        ----------------   ----------------   ----------------   -----------------------------------
                         2002    2001(d)    2002    2001(d)    2002    2001(d)    2002     2001     2000      1999
                        ------   -------   ------   -------   ------   -------   ------   ------   -------   -------
Accumulation Unit
 value
 (beginning of
 period)..............  $ 9.35   $10.00    $ 9.09   $10.00    $ 9.48   $10.00    $17.52   $19.89   $ 21.09   $ 18.28
Accumulation Unit
 value
 (end of period)......  $ 8.03   $ 9.35    $ 6.40   $ 9.09    $ 6.88   $ 9.48    $14.41   $17.52   $ 19.89   $ 21.09
Number of units
 outstanding
 (in 000s) (end of
 period)..............   1,872      734     1,768      855     2,600    1,286    14,813   16,939    17,027    14,509


                                    MAINSTAY VP
                            TOTAL RETURN--INITIAL CLASS
                        -----------------------------------
                         1998      1997     1996    1995(a)
                        -------   ------   ------   -------
Accumulation Unit
 value
 (beginning of
 period)..............  $ 14.58   $12.55   $11.36   $10.00
Accumulation Unit
 value
 (end of period)......  $ 18.28   $14.58   $12.55   $11.36
Number of units
 outstanding
 (in 000s) (end of
 period)..............   11,136    7,629    5,154      665


                                                      MAINSTAY VP
                                                 VALUE--INITIAL CLASS
                        -----------------------------------------------------------------------
                         2002     2001     2000     1999     1998      1997     1996    1995(a)
                        ------   ------   ------   ------   -------   ------   ------   -------
Accumulation Unit
 value
 (beginning of
 period)..............  $18.64   $18.82   $16.91   $15.76   $ 16.67   $13.76   $11.32   $10.00
Accumulation Unit
 value
 (end of period)......  $14.51   $18.64   $18.82   $16.91   $ 15.76   $16.67   $13.76   $11.32
Number of units
 outstanding
 (in 000s) (end of
 period)..............  11,706   11,482    8,963    9,782    10,004    7,236    3,377      432

------------
 *  The policies were first offered May 1, 1995.
(a) For the period May 1, 1995 (commencement of operations) through December 31, 1995.
(b) For the period October 1, 1996 (commencement of operations) through December 31, 1996.
(c) For the period May 1, 1998 (commencement of operations) through December 31, 1998.
(d) For the period July 6, 2001 (commencement of operations) through December 31, 2001.

                                        MAINSTAY VP                                   MAINSTAY VP
                                     AMERICAN CENTURY                                DREYFUS LARGE
                                     INCOME & GROWTH--                              COMPANY VALUE--
                                       INITIAL CLASS                                 INITIAL CLASS
                        -------------------------------------------   -------------------------------------------
                         2002     2001     2000     1999    1998(C)    2002     2001     2000     1999    1998(C)
                        ------   ------   ------   ------   -------   ------   ------   ------   ------   -------
Accumulation Unit
 value
 (beginning of
 period)..............  $10.00   $11.08   $12.59   $10.86   $10.00    $10.61   $11.27   $10.72   $10.19   $10.00
Accumulation Unit
 value
 (end of period)......  $ 7.94   $10.00   $11.08   $12.59   $10.86    $ 8.07   $10.61   $11.27   $10.72   $10.19
Number of units
 outstanding
 (in 000s) (end of
 period)..............   5,461    5,593    5,454    3,997    2,263     4,314    4,211    3,356    2,397    1,629

                                        MAINSTAY VP                                   MAINSTAY VP
                                        EAGLE ASSET                                   LORD ABBETT
                                     MANAGEMENT GROWTH                            DEVELOPING GROWTH--
                                  EQUITY-- INITIAL CLASS                             INITIAL CLASS
                        -------------------------------------------   -------------------------------------------
                         2002     2001     2000     1999    1998(C)    2002     2001     2000     1999    1998(C)
                        ------   ------   ------   ------   -------   ------   ------   ------   ------   -------
Accumulation Unit
 value
 (beginning of
 period)..............  $13.92   $16.92   $19.06   $11.68   $10.00    $ 8.67   $ 9.49   $11.89   $ 9.12   $10.00
Accumulation Unit
 value
 (end of period)......  $ 9.85   $13.92   $16.92   $19.06   $11.68    $ 6.07   $ 8.67   $ 9.49   $11.89   $ 9.12
Number of units
 outstanding
 (in 000s) (end of
 period)..............   8,375    9,537    9,323    2,730    1,408     2,893    2,959    3,141    2,276    1,573


                                               ALGER AMERICAN
                                    SMALL CAPITALIZATION-- CLASS O SERIES
                        -------------------------------------------------------------
                         2002     2001     2000     1999     1998     1997    1996(B)
                        ------   ------   ------   ------   ------   ------   -------
Accumulation Unit
 value
 (beginning of
 period)..............  $ 8.45   $12.16   $16.93   $11.97   $10.51   $ 9.57   $10.00
Accumulation Unit
 value
 (end of period)......  $ 6.15   $ 8.45   $12.16   $16.93   $11.97   $10.51   $ 9.57
Number of units
 outstanding
 (in 000s) (end of
 period)..............   7,192    7,864    7,657    3,063    1,904    1,060      125

                                                                                                            DREYFUS IP
                                                          CALVERT                                      TECHNOLOGY GROWTH--
                                                      SOCIAL BALANCED                                     INITIAL SHARES
                        ----------------------------------------------------------------------------   --------------------
                         2002     2001      2000      1999      1998      1997      1996     1995(A)     2002      2001(D)
                        ------   -------   -------   -------   -------   -------   -------   -------   --------   ---------
Accumulation Unit
 value
 (beginning of
 period)..............  $16.41   $17.89    $18.72    $16.92    $14.76    $12.46    $11.22    $10.00     $ 9.84     $10.00
Accumulation Unit
 value
 (end of period)......  $14.22   $16.41    $17.89    $18.72    $16.92    $14.76    $12.46    $11.22     $ 5.88     $ 9.84
Number of units
 outstanding
 (in 000s) (end of
 period)..............   1,627    1,668     1,484       987       594       282       123        17        815        325


                                                 FIDELITY(R) VIP
                                          CONTRAFUND(R)-- INITIAL CLASS
                        ------------------------------------------------------------------
                         2002     2001      2000      1999      1998      1997     1996(B)
                        ------   -------   -------   -------   -------   -------   -------
Accumulation Unit
 value
 (beginning of
 period)..............  $16.28   $18.82    $20.44    $16.68    $13.01    $10.63    $10.00
Accumulation Unit
 value
 (end of period)......  $14.56   $16.28    $18.82    $20.44    $16.68    $13.01    $10.63
Number of units
 outstanding
 (in 000s) (end of
 period)..............  16,358   17,160    16,983    12,004     7,022     3,079       241

                                                 FIDELITY(R) VIP                               JANUS ASPEN SERIES BALANCED--
                                          EQUITY-INCOME-- INITIAL CLASS                             INSTITUTIONAL SHARES
                        -----------------------------------------------------------------   ------------------------------------
                         2002     2001      2000     1999      1998      1997     1996(B)    2002     2001      2000      1999
                        ------   -------   ------   -------   -------   -------   -------   ------   -------   -------   -------
Accumulation Unit
 value
 (beginning of
 period)..............  $15.26   $ 16.29   $15.23   $14.53    $13.20    $10.45    $10.00    $18.48   $19.66    $ 20.40   $16.32
Accumulation Unit
 value
 (end of period)......  $12.50   $ 15.26   $16.29   $15.23    $14.53    $13.20    $10.45    $17.05   $18.48    $ 19.66   $20.40
Number of units
 outstanding
 (in 000s) (end of
 period)..............  11,548    11,501    9,762    8,139     5,850     2,267       149    31,372   32,862     30,425   16,575

                         JANUS ASPEN SERIES BALANCED--                     JANUS ASPEN SERIES WORLDWIDE
                             INSTITUTIONAL SHARES                         GROWTH-- INSTITUTIONAL SHARES
                         ----------------------------   ------------------------------------------------------------------
                           1998      1997     1996(B)    2002     2001      2000      1999      1998      1997     1996(B)
                          -------   -------   -------   ------   -------   -------   -------   -------   -------   -------
Accumulation Unit
 value
 (beginning of
 period)..............    $12.32    $10.24    $10.00    $18.36   $21.39    $25.73    $15.86    $12.48    $10.36    $10.00
Accumulation Unit
 value
 (end of period)......    $16.32    $12.32    $10.24    $12.02   $16.36    $21.39    $25.73    $15.86    $12.48    $10.36
Number of units
 outstanding
 (in 000s) (end of
 period)..............     6,418     2,043       125    20,859   23,563    23,672    12,816     7,855     4,392       269

                                    MFS(R) INVESTORS TRUST
                                    SERIES-- INITIAL CLASS
                        ----------------------------------------------
                         2002     2001      2000      1999     1998(C)
                        ------   -------   -------   -------   -------
Accumulation Unit
 value
 (beginning of
 period)..............  $ 9.07   $10.95    $11.12    $10.57    $10.00
Accumulation Unit
 value
 (end of period)......  $ 7.07   $ 9.07    $10.95    $11.12    $10.57
Number of units
 outstanding
 (in 000s) (end of
 period)..............   3,138    3,303     2,695     1,685       435

                                        MFS(R) RESEARCH                                T. ROWE PRICE EQUITY
                                    SERIES-- INITIAL CLASS                               INCOME PORTFOLIO
                        -----------------------------------------------   -----------------------------------------------
                         2002      2001      2000      1999     1998(C)    2002      2001      2000      1999     1998(C)
                        -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
Accumulation Unit
 value
 (beginning of
 period)..............  $ 9.66    $12.44    $13.25    $10.83    $10.00    $11.55    $11.55    $10.36    $10.13    $10.00
Accumulation Unit
 value
 (end of period)......  $ 7.19    $ 9.66    $12.44    $13.25    $10.83    $ 9.90    $11.55    $11.55    $10.36    $10.13
Number of units
 outstanding
 (in 000s) (end of
 period)..............   4,107     4,857     4,054       999       252     9,056     7,398     3,679     2,387       995

                                            VAN ECK
                                     WORLDWIDE HARD ASSETS
                        -----------------------------------------------
                         2002      2001      2000      1999     1998(C)
                        -------   -------   -------   -------   -------
Accumulation Unit
 value
 (beginning of
 period)..............  $ 9.28    $10.51    $ 9.57     $8.02    $10.00
Accumulation Unit
 value
 (end of period)......  $ 8.89    $ 9.28    $10.51     $9.57    $ 8.02
Number of units
 outstanding
 (in 000s) (end of
 period)..............     714       378       469       216        53

                                                  VAN KAMPEN UIF
                                         EMERGING MARKETS EQUITY--CLASS I
                        -------------------------------------------------------------------
                         2002      2001      2000      1999      1998      1997     1996(B)
                        -------   -------   -------   -------   -------   -------   -------
Accumulation Unit
 value
 (beginning of
 period)..............  $ 7.89    $ 8.55    $14.27    $ 7.40     $9.89    $10.00    $10.00
Accumulation Unit
 value
 (end of period)......  $ 7.09    $ 7.89    $ 8.55    $14.27     $7.40    $ 9.89    $10.00
Number of units
 outstanding
 (in 000s) (end of
 period)..............   3,213     3,172     3,358     1,659       841       827        80

------------
(a) For the period May 1, 1995 (commencement of operations) through December 31, 1995.
(b) For the period October 1, 1996 (commencement of operations) through December 31, 1996.
(c) For the period May 1, 1998 (commencement of operations) through December 31, 1998.
(d) For the period July 6, 2001 (commencement of operations) through December 31, 2001.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
                            AND THE SEPARATE ACCOUNT

     NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

     New York Life Insurance and Annuity Corporation ("NYLIAC") is a stock life insurance company incorporated in Delaware in 1980. NYLIAC is licensed to sell life, accident and health insurance and annuities in the District of Columbia and all states. In addition to the policies we describe in this Prospectus, NYLIAC offers other life insurance policies and annuities.

     NYLIAC is a wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), a mutual life insurance company doing business in New York since 1845. NYLIAC held assets of $45 billion at the end of 2002. New York Life has invested in NYLIAC, and will occasionally make additional contributions to NYLIAC in order to maintain capital and surplus in accordance with state requirements.

     THE SEPARATE ACCOUNT

     The Separate Account was established on November 30, 1994, pursuant to resolutions of the NYLIAC Board of Directors. The Separate Account is registered as a unit investment trust with the Securities and Exchange Commission under the Investment Company Act of 1940. The Securities and Exchange Commission, however, does not supervise the management, or the investment practices or policies, of the Separate Account.

     Although the assets of the Separate Account belong to NYLIAC, these assets are held separately from our other assets. The Separate Account assets are not chargeable with liabilities incurred in any of NYLIAC's other business operations (except to the extent that assets in the Separate Account exceed the reserves and other liabilities of that Separate Account). The income, capital gains and capital losses incurred on the assets of the Separate Account are credited to or charged against the assets of the Separate Account, without regard to the income, capital gains or capital losses arising out of any other business NYLIAC may conduct. Therefore, the investment performance of the Separate Account is entirely independent of the investment performance of the Fixed Account, the DCA Accounts and any other separate account of NYLIAC.

     The Separate Account currently has 37 Investment Divisions, 31 of which are available under this policy. Premium payments allocated to the Investment Divisions are invested solely in the corresponding Eligible Portfolios of the relevant Fund.

     THE PORTFOLIOS

     The assets of each Eligible Portfolio are separate from the others and each such Portfolio has different investment objectives and policies. As a result, each Eligible Portfolio operates as a separate investment fund and the investment performance of one Portfolio has no effect on the investment performance of any other Portfolio. Portfolios described in this prospectus are different from portfolios that may have similar names but are available directly to the general public. Investment results may differ.

     WE OFFER NO ASSURANCE THAT ANY OF THE ELIGIBLE PORTFOLIOS WILL ATTAIN THEIR RESPECTIVE STATED OBJECTIVES.

     The Funds also make their shares available to certain other separate accounts funding variable life insurance policies offered by NYLIAC. This is called "mixed funding." Except for the MainStay VP Series Fund, all other Funds also make their shares available to separate accounts of insurance companies unaffiliated with NYLIAC. This is called "shared funding." Although we do not anticipate any inherent difficulties arising from mixed and shared funding, it is theoretically possible that, due to differences in tax treatment or other considerations, the interests of owners of various contracts participating in a certain Fund might at some time be in conflict. The Board of Directors/Trustees of each Fund, each Fund's investment advisers, and NYLIAC are required to monitor events to identify any material conflicts that arise from the use of the Funds for mixed and shared funding. For more information about the risks of mixed and shared funding, please refer to the relevant Fund prospectus.

     We provide certain services to you in connection with the investment of premium payments in the Investment Divisions, which, in turn, invest in the Eligible Portfolios. These services include, among others, providing information about the Eligible Portfolios. We receive compensation from the Funds, or from the investment advisers or other service providers of the Funds (who may be affiliates of NYLIAC) in return for providing these services. Currently, we receive compensation under various arrangements in amounts ranging from 0.10% to 0.35% annually of the aggregate net asset value of the shares of some of the Eligible Portfolios held by the Investment Divisions.

     The Eligible Portfolios of the relevant Funds, along with their investment advisers, are listed in the following table:
--------------------------------------------------------------------------------


FUND                             INVESTMENT ADVISERS                 ELIGIBLE PORTFOLIOS
                                 -                                   -
MainStay VP Series Fund, Inc.    New York Life Investment            MainStay VP Bond--Initial Class; MainStay VP Capital
                                 Management LLC                      Appreciation--Initial Class; MainStay VP Cash
                                                                     Management; MainStay VP Convertible--Initial Class;
                                                                     MainStay VP Equity Income--Initial Class; MainStay
                                                                     VP Government--Initial Class; MainStay VP Growth
                                                                     Equity--Initial Class; MainStay VP High Yield
                                                                     Corporate Bond--Initial Class; MainStay VP Indexed
                                                                     Equity--Initial Class; MainStay VP International
                                                                     Equity--Initial Class; MainStay VP Mid Cap
                                                                     Core--Initial Class; MainStay VP Mid Cap
                                                                     Growth--Initial Class; MainStay VP Small Cap
                                                                     Growth--Initial Class; MainStay VP Total
                                                                     Return--Initial Class; MainStay VP Value--Initial
                                                                     Class; MainStay VP American Century Income &
                                                                     Growth--   Initial Class;
                                                                     MainStay VP Dreyfus Large Company Value--   Initial
                                                                     Class;
                                                                     MainStay VP Eagle Asset Management Growth
                                                                       Equity--Initial Class;
                                                                     MainStay VP Lord Abbett Developing Growth--
                                                                       Initial Class
The Alger American Fund          Fred Alger Management, Inc.         Alger American Small Capitalization--Class O Shares
Calvert Variable Series, Inc.    Calvert Asset Management Company,   Calvert Social Balanced
                                 Inc.
Dreyfus Investment Portfolios    The Dreyfus Corporation             Dreyfus IP Technology Growth--Initial Shares
Fidelity Variable Insurance      Fidelity Management and Research    Fidelity(R) VIP Contrafund(R)--Initial Class
Products Fund                    Company                             Fidelity(R) VIP Equity-Income--Initial Class
Janus Aspen Series               Janus Capital Management LLC        Janus Aspen Series Balanced--Institutional Shares;
                                                                     Janus Aspen Series Worldwide Growth--Institutional
                                                                     Shares
MFS(R) Variable Insurance        MFS(R) Investment Management        MFS(R) Investors Trust Series--Initial Class; MFS(R)
Trust(SM)                                                            Research Series--Initial Class
The Universal Institutional      Van Kampen*                         Van Kampen UIF Emerging Markets Equity--Class I
Funds, Inc.
T. Rowe Price Equity Series,     T. Rowe Price Associates, Inc.      T. Rowe Price Equity Income Portfolio
Inc.
Van Eck Worldwide Insurance      Van Eck Associates Corporation      Van Eck Worldwide Hard Assets
Trust

* Morgan Stanley Investment Management Inc., the investment adviser of the Van Kampen UIF Emerging Markets Equity Portfolio, does business in certain instances as Van Kampen.

Please refer to the attached prospectuses of the respective Funds for a complete description of the Funds, the investment advisers, subadvisers and the Portfolios. The Funds' prospectuses should be read carefully before any decision is made concerning the allocation of premium payments to an Investment Division corresponding to a particular Eligible Portfolio.

     ADDITIONS, DELETIONS OR SUBSTITUTIONS OF INVESTMENTS

     NYLIAC retains the right, subject to any applicable law, to make additions to, deletions from, or substitutions for, the Eligible Portfolio shares held by any Investment Division. NYLIAC reserves the right to eliminate the shares of any of the Eligible Portfolios and to substitute shares of another portfolio of a Fund, or of another registered open-end management investment company. We may do this if the shares of the Eligible Portfolios are no longer available for investment or if we believe investment in any Eligible Portfolio would become inappropriate in view of the purposes of the Separate Account. To the extent required by law, we will not make substitutions of shares attributable to your interest in an Investment Division until you have been notified of the change. This does not prevent the Separate Account from purchasing other securities for other series or classes of policies, or from processing a conversion between series or classes of policies on the basis of requests made by policy owners.

     We may establish new Investment Divisions when we determine, in our sole discretion, that marketing, tax, investment or other conditions so warrant. We will make any new Investment Divisions available to existing policy owners on a basis we determine. We may also eliminate one or more Investment Divisions, if we determine, in our sole discretion, that marketing, tax, investment or other conditions warrant.

     In the event of any substitution or change, NYLIAC may, by appropriate endorsement, change the policies to reflect such substitution or change. We also reserve the right to: (a) operate the Separate Account as a management company under the Investment Company Act of 1940, (b) deregister it under such Act in the event such registration is no longer required, (c) combine the Separate Account with one or more other Separate Accounts, and (d) restrict or eliminate the voting rights of persons having voting rights as to the Separate Accounts, as permitted by law.

     REINVESTMENT

     We automatically reinvest all dividends and capital gain distributions from Eligible Portfolios in shares of the distributing Portfolio at their net asset value on the payable date.

                                  THE POLICIES

     This is a flexible premium policy which means additional premium payments can be made. It is issued on the lives of individual Annuitants.

     The policies are variable. This means that the Accumulation Value will fluctuate based on the investment experience of the Investment Divisions you select. The interest credited on the money allocated to the Fixed Account and the DCA Advantage Plan Accounts may also vary. NYLIAC does not guarantee the investment performance of the Separate Account or of the Funds. You bear the entire investment risk with respect to amounts allocated to the Investment Divisions of the Separate Account. We offer no assurance that the investment objectives of the Investment Divisions will be achieved. Accordingly, amounts allocated to the Investment Divisions of the Separate Account are subject to the risks inherent in the securities markets and, specifically, to price fluctuations in the Funds' investments.

     As the owner of the policy, you have the right to (a) change the Beneficiary, (b) name a new owner (on Non-Qualified Policies only) (c) receive Income Payments and (d) name a payee to receive Income Payments. You cannot lose these rights. However, all rights of ownership cease upon your death.

     SELECTING THE VARIABLE ANNUITY THAT'S RIGHT FOR YOU

     In addition to the LifeStages(R) Variable Annuity policy described in this prospectus, we offer other variable annuities, each having different features, fees and charges. Your registered representative can help you decide which is best for you based on your individual circumstances, time horizon and policy feature preferences.

     The following chart outlines some of the different features for each LifeStages(R) variable annuity we offer. The availability of optional policy features such as those mentioned in the chart may increase the cost of the policy. Therefore, when selecting a policy, you should consider what policy features you plan to use within your variable annuity. You should also consider the different surrender charge period associated with each policy in light of the length of time you plan to hold your policy (i.e., your time horizon). If you intend to make multiple contributions to your policy over time, you may want to consider a surrender charge period that is based on the policy date. If you intend to make a single contribution or limited contributions over time, you may want to consider a policy with a surrender charge period that is based on each premium payment. In addition to the surrender charges, you should also evaluate the available policy features and the different fees associated with each of the features and of the policy.

     Your registered representative can provide you with a prospectus for one or more of these annuities, which contains more complete information on these and other policy features.


                    LIFESTAGES(R)     LIFESTAGES(R) SELECT(1)    LIFESTAGES(R) FLEXIBLE    LIFESTAGES(R) PREMIUM
                   VARIABLE ANNUITY       VARIABLE ANNUITY      PREMIUM VARIABLE ANNUITY   PLUS VARIABLE ANNUITY
Surrender Charge   6 Years (7%, 7%,       3 Years (8%, 8%,      9 Years (7%, 7%, 7%, 6%,   8 Years (8%, 8%, 8%,
Period            7%, 6%, 5%, 4% --        7% -- based on            5%, 4% 3%, 2%,           7%, 6%, 5%, 4%,
                    based on each           each premium         1% -- based on policy      3% -- based on each
                       premium             payment date)                 date)            premium payment date)*
                    payment date)
DCA Advantage       Yes (6, 12, 18      Yes (6 and 12 month                No              Yes (6 month account)
Plan               month accounts)           accounts)
Interest Sweep           Yes                    Yes                       Yes                       Yes
Premium Credit            No                     No                        No                       Yes
Fixed Account            Yes                    Yes                       Yes                       Yes
Death Benefit      Annual reset to     Annual reset to age 80    3 year reset to age 85   Annual reset to age 80
Guarantee               age 85
Total Separate          1.40%                  1.85%                     1.40%                     1.60%
Account Charges
(mortality and
expense risk and
administration
fees)
Annual Policy            $30                    $50                       $30                       $30
Service Charge
Minimum Cash           $20,000                $100,000                  $20,000                  $100,000
Value Required
to Waive Annual
Policy Service
Charge

(1) All policies and features may not be available in all states.
* May be different in some states.

     QUALIFIED AND NON-QUALIFIED POLICIES

     We designed the policies primarily for the accumulation of retirement savings, and to provide income at a future date. We issue both Qualified and Non-Qualified Policies. Both types of policies offer tax-deferred accumulation. You may purchase a Non-Qualified Policy to provide for retirement income other than through a tax-qualified plan. You may purchase a Qualified Policy for use with any one of the tax-qualified plans listed below.

     (1) Section 403(b) Tax Sheltered Annuities purchased by employees of certain tax-exempt organizations and certain state-supported educational institutions;

     (2) Section 408 or 408A Individual Retirement Annuities ("IRAs"), including Roth IRAs, Inherited IRAs; and

     (3) Section 457 Deferred Compensation Plans.

     Please see "Federal Tax Matters" for a detailed description of these plans.

     If you are considering a Qualified Policy, you should be aware that this annuity will fund a retirement plan that already provides tax deferral under the Internal Revenue Code. In such situations, the tax deferral of the annuity does not provide additional benefits. In addition, you should be aware that there are fees and charges in an annuity that may not be included in other types of investments which may be more or less costly. However, the fees and charges under the policies are designed to provide for certain payment guarantees and features other than tax deferral that may not be available in other investments. They include:

     (1) a Fixed Account option, which features a guaranteed fixed interest rate;

     (2) a death benefit that is payable should you die while the policy is in force, which is reset every three years (every year for applications signed on or after May 19, 2000 in states where approved) and is guaranteed to be at least the amount of your premium payments, less any outstanding loan balance, partial withdrawals and surrender charges as stated in your contract;

     (3) the option for your Beneficiary to receive a guaranteed amount of monthly income for his or her lifetime should you die prior to the Annuity Commencement Date;

     (4) the option to receive (without surrender charges) a guaranteed amount of monthly income for life after the first Policy Year;

     (5) two riders (an Unemployment Benefit Rider and a Living Needs Benefit Rider), which allow you to withdraw money from your policy without the imposition of surrender charges, subject to the terms of each rider;

     (6) an Interest Sweep feature which provides the opportunity to allocate interest earned on monies in the Fixed Account to the Investment Divisions under the policy; and

     (7) the option for your spouse to continue the policy upon your death prior to the Annuity Commencement Date if your spouse is named the sole Beneficiary.

     These features are explained in detail in this Prospectus. You should consult with your tax or legal advisor to determine if the policy is suitable for your tax qualified plan.

     POLICY APPLICATION AND PREMIUM PAYMENTS

     You can purchase a policy by completing an application. The application is sent to us with your initial premium payment. If the application is complete and accurate and we have received all other information necessary to process the application, we will credit the initial premium payment within two Business Days after receipt. If we cannot credit the initial premium payment within five Business Days after we receive it because the application is incomplete or inaccurate, we will contact you and explain the reason for the delay. Unless you consent to NYLIAC's retaining the initial premium payment and crediting it as soon as the necessary requirements are fulfilled, we will offer to refund the initial premium payment immediately. Acceptance of applications is subject to NYLIAC's rules. We reserve the right to reject any application or initial premium payment. Our rules generally require that only one policy owner be named. However, there are exceptions to these rules, such as when the application is related to certain exchanges of in-force annuities in accordance with Section 1035 of the Internal Revenue Code. If we issue a jointly owned policy, ownership rights and privileges under the policy must be exercised jointly and benefits under the policy will be paid upon the death of any joint owner.

     We will allocate the initial premium payments to the Investment Divisions, Fixed Account or the DCA Advantage Plan Accounts immediately. We credit subsequent premium payments to the policy at the close of the Business Day on which they are received by NYLIAC. You are encouraged to send subsequent premium payments directly as indicated in the response to Question 16.

     You may allocate premium payments in the Investment Divisions (including the DCA Advantage Plan Accounts in states where approved), plus the Fixed Account. Moreover, you may increase or decrease the percentages of premium payments (which must be in whole number percentages) allocated to each Allocation Alternative at the time a premium payment is made.

     Unless we permit otherwise, the minimum initial premium payment is $2,000 for Qualified Policies and $5,000 for Non-Qualified Policies. You may make additional premium payments of at least $500 each or such lower amount as we may permit at any time or by any other method NYLIAC makes available. For residents of the states of Maryland, New Jersey and Washington, however, additional premium payments may only be made until either the Annuitant reaches age 64 or the fourth Policy Year, whichever is later. The current available methods of payment are direct payments to NYLIAC or any other method agreed to by us. You may make premium payments at any time before the Annuity Commencement Date and while you and the Annuitant are living. The maximum aggregate amount of premium payments we accept is $1,000,000 without prior approval. NYLIAC reserves the right to limit the dollar amount of any premium payment.

     For Qualified Policies, you may not make premium payments in any Policy Year that exceed the amount permitted by the plan or by law.

     PAYMENTS RETURNED FOR INSUFFICIENT FUNDS

     If your premium payment is returned for insufficient funds, we reserve the right to reverse the investment options chosen and charge you a $20.00 fee for each returned payment. In addition, the Fund may also redeem shares to cover any losses it incurs as a result of a returned payment. If a payment is returned for insufficient funds for two consecutive periods, the privilege to pay by check or electronically will be suspended until you notify us to reinstate it, and we agree.

     YOUR RIGHT TO CANCEL ("FREE LOOK")

     You may cancel the policy by providing written notification or by returning it to us, or to the registered representative through whom you purchased it, within 10 days of delivery of the policy or such longer period as required under state law. In states where approved, you will receive the policy's Accumulation Value on the date we receive the policy, but without any deduction for premium taxes or a surrender charge. This amount may be more or less than your premium payments. Otherwise, you will receive from us the greater of (i) the initial premium payment less any prior partial withdrawals or (ii) the Accumulation Value on the date we receive the policy, but without any deduction for premium taxes or a surrender charge. We will set forth the provision in your policy.

     ISSUE AGES

     We can issue Non-Qualified Policies if both you and the Annuitant are not older than age 85 (age 80 in New York and Pennsylvania). We will accept additional premium payments until either you or the Annuitant reaches the age of 85, unless we agree otherwise.

     For IRA, Roth IRA, TSA and SEP plans, you must also be the Annuitant. We can issue Qualified Policies if the Owner/Annuitant is between the ages of 18 and 85 (0-85 for Inherited IRAs). We will accept additional premium payments until the Owner/Annuitant reaches the age of 85, unless otherwise limited by the terms of a particular plan or unless we agree otherwise.

     TRANSFERS

     You may transfer amounts between Investment Divisions of the Separate Account or to the Fixed Account at least 30 days before the Annuity Commencement Date. In addition, you can also transfer from the DCA Advantage Plan Accounts. You may not make transfers into the DCA Advantage Plan Accounts. Except in connection with transfers made pursuant to the Dollar Cost Averaging, Automatic Asset Reallocation, and Interest Sweep options, the minimum that you may transfer from one Investment Division to other Investment Divisions or to the Fixed Account is $500. Except for the Dollar Cost Averaging, Automatic Asset Reallocation and Interest Sweep options, if the value of the remaining Accumulation Units in an Investment Division or the Fixed Account would be less than $500 after you make a transfer, we will transfer the entire value unless NYLIAC in its discretion determines otherwise. The amount(s) transferred to other Investment Divisions must be a minimum of $25 for each Investment Division.

     There is no charge for the first twelve transfers in any one Policy Year. NYLIAC reserves the right to charge up to $30 for each transfer in excess of twelve, subject to any applicable state insurance law requirements. Any transfer made in connection with the Dollar Cost Averaging, Automatic Asset Reallocation Interest Sweep, and the DCA Advantage Plan options will not count as a transfer toward the twelve transfer limit. You can make transfers from the Fixed Account to the Investment Divisions in connection with the Interest Sweep option and in certain other situations. Transfers into the Fixed Account may be subject to restrictions. (See "THE FIXED ACCOUNT.")

     You can request a transfer in four ways:

        - submit your request in writing on a form we approve to the Variable Products Service Center at the addresses listed in Question 16 of this prospectus (or any other address we indicate to you in writing);

        - use the IVR at 800-598-2019;

        - speak to a Customer Service Representative at 800-598-2019 on Business Days between the hours of 8:00 a.m. and 6:00 p.m. (Eastern Time); or

        - make your request through the Virtual Service Center.

     NYLIAC is not liable for any loss, cost or expense for action on telephone instructions which are believed to be genuine in accordance with these procedures. We must receive telephone transfer requests no later than 4:00 p.m. Eastern Time in order to assure same-day processing. We will process requests received after 4:00 p.m. on the next Business Day.

     For more details, see "Virtual Service Center and Interactive Voice Response System."

     (a) Limits on Transfers.

     Your right to make transfers under the policy is subject to modification if we determine, in our sole opinion, that the exercise of that right will disadvantage or potentially hurt the rights or interests of other policyowners. Any modification could be applied to transfers to or from some or all of the Investment Divisions and could include, but not be limited to, not accepting a transfer request from you or any person, asset allocation and/or market timing services made on your behalf and/or limiting the amount that may be transferred into or out of any Investment Division at any one time. Such restrictions may be applied in any manner reasonably designed to prevent any use of the transfer right which we consider to be to the actual or potential disadvantage of other policyowners.

     Currently we reserve the right to reject, without prior notice, transfer requests into or out of any Investment Division if the amount of the request (either alone or when combined with amounts from other policies owned by or under the control of the same individual or entity) would exceed $500,000.

     Also, if you or someone acting on your behalf requests more than two transfers into or out of one or more Investment Divisions within any 30-day period, and/or requests one or more transfers of sums in excess of the $500,000 limit described above, we currently reserve the right to require that all subsequent transfer requests for your policy be made through the U.S. mail or an overnight courier. We will provide you with written notice prior to implementing this limitation.

     In addition, orders for the purchase of portfolio shares are subject to acceptance by the relevant Fund. We reserve the right to reject, without prior notice, any transfer request into an Investment Division if the purchase of shares in the corresponding portfolio is not accepted for any reason.

VIRTUAL SERVICE CENTER AND INTERACTIVE VOICE RESPONSE SYSTEM

     Through the VSC and the IVR, you can get up-to-date information about your policy and request transfers. The VSC and IVR are not available to corporate policy owners or trusts that own policies.

     To enable you to access the VSC and IVR, you will automatically receive a Personal Identification Number (PIN). With your Social Security Number, the PIN will give you access to both the VSC on our corporate website, www.newyorklife.com, and the IVR using the toll-free number 1-800-598-2019. You should protect your PIN and your Social Security number, because our self-service options will be available to anyone who provides your Social Security number and your PIN; we will not be able to verify that the person providing electronic service instructions via the VSC or IVR is you or is authorized by you.

     As described herein, we will use reasonable procedures to make sure that the instructions we receive through the VSC and IVR are genuine. We are not responsible for any loss, cost or expense for any actions we take based on instructions received through IVR or VSC which we believe are genuine. We will confirm all transactions in writing.

     Service requests are binding on all owners if the policy is jointly owned. Financial requests received after 4:00 p.m. (Eastern Time) or on non-Business Days will be processed as of the next Business Day.

     Availability of the VSC or IVR may temporarily be interrupted at certain times. We do not assume responsibility for any loss while service is unavailable.

     VSC

     The VSC is open Monday through Saturday, from 7 a.m. until 10 p.m. (Eastern
Time).

     The VSC enables you to:

        - email your registered representative or the VPSC;

        - obtain current policy values;

        - transfer assets between investment options;

        - change the allocation of future premium payments;

        - change your address; and

        - obtain service forms.

     IVR

     The IVR is available 24 hours a day, seven days a week. We record all calls.

     The IVR enables you to:

        - obtain current Policy values;

        - transfer assets between investment options;

        - change the allocation of future premium payments; and

        - speak with one of our Customer Service Representatives on Business Days, between the hours of 8:00 a.m. to 6:00 p.m. (Eastern Time).

     You may authorize a third party to have access in the IVR to your policy information and to make fund transfers, allocation changes and other permitted transactions by completing a telephone request form. The Customer Service Representative will require certain identifying information (Social Security number, address of record, date of birth) before taking any requests or providing any information to ensure that the individual giving instructions is authorized. See "The Policies -- Transfers" for information on how to transfer assets between Investment Divisions.

     Faxed requests are not acceptable and will not be honored at any time.

     DOLLAR COST AVERAGING PROGRAMS

     The main objective of dollar cost averaging is to achieve an average cost per share that is lower than the average price per share during volatile market conditions. Since you transfer the same dollar amount to an Investment Division with each transfer, you purchase more units in an Investment Division if the value per unit is low and fewer units if the value per unit is high. Therefore, you achieve a lower than average cost per unit if prices fluctuate over the long term. Similarly, for each transfer out of an Investment Division, you sell more units in an Investment Division if the value per unit is low and fewer units if the value per unit is high. Dollar Cost Averaging does not assure a profit or protect against a loss in declining markets. Because it involves continuous investing regardless of price levels, you should consider your financial ability to continue to make purchases during periods of low price levels. In states where approved, NYLIAC will also offer the DCA Advantage Plan under which you may utilize the 6-month, 12-month or 18-month DCA Accounts. (See "THE POLICIES--The DCA Advantage Plan.") We do not count transfers under dollar cost averaging as part of your 12 free transfers each Policy Year.

     We have set forth below an example of how dollar cost averaging works. In the example, we have assumed that you want to move $100 from the MainStay VP Cash Management Investment Division to the MainStay VP Growth Equity--Initial Class Investment Division each month. Assuming the Accumulation Unit values below, you would purchase the following number of Accumulation Units:


            AMOUNT            ACCUMULATION       ACCUMULATION UNITS
MONTH       TRANSFERRED       UNIT VALUE          PURCHASED
 1             $100              $10.00                10.00
 2             $100              $ 8.00                12.50
 3             $100              $12.50                 8.00
 4             $100              $ 7.50                13.33
Total          $400              $38.00                43.83

                The average unit price is calculated as follows:

 Total share price         $38.00
--------------------   =   ------   =   $9.50
  Number of months           4

                The average unit cost is calculated as follows:

Total amount transferred       $400.00
------------------------   =   -------   =   $9.13
 Total units purchased          43.83

     In this example, you would have paid an average cost of $9.13 per unit while the average price per unit is $9.50.

     (a) Traditional Dollar Cost Averaging

     This option permits systematic investing to be made in equal installments over various market cycles to help reduce risk. You may specify, prior to the Annuity Commencement Date, a specific dollar amount to be transferred from any Investment Division to any combination of Investment Divisions and/or the Fixed Account. You specify the Investment Divisions to transfer money from, the Investment Divisions and/or Fixed Account to transfer money to, the amounts to be transferred, the date on which transfers will be made, subject to our rules, and the frequency of the transfers (either monthly, quarterly, semi-annually or annually). You may not make transfers from the Fixed Account, but you may make transfers into the Fixed Account. Each transfer from an Investment Division must be at least $100. You must have a minimum Accumulation Value of $2,500 to elect this option. NYLIAC may reduce the minimum transfer amount and minimum Accumulation Value at its discretion.

     NYLIAC will make all dollar cost averaging transfers on the day of each calendar month that you specify or on the next Business Day (if the day you have specified is not a Business Day or does not exist in that month). You may specify any day of the month except the 29th, 30th or 31st. We will not process a Dollar Cost Averaging transfer unless we receive a written request at the Variable Products Service Center at the address listed in Question 16 of this Prospectus. We must receive this request at least five Business Days before the date the transfers are scheduled to begin. If we do not receive the request within the five Business Days, the Dollar Cost Averaging transfer will commence on the day requested in the following month. Facsmile requests will not be accepted or processed.

     You may cancel the traditional Dollar Cost Averaging option at any time in a written request. NYLIAC may also cancel this option if the Accumulation Value is less than $2,500, or such lower amount as we may determine. You may not elect the traditional Dollar Cost Averaging option if you have selected the Automatic Asset Reallocation option.

     (b) The DCA Advantage Plan

     This feature permits you to set up automatic dollar cost averaging using the 6-month, 12-month and/or 18-month DCA Advantage Plan Accounts when an initial premium payment or a subsequent premium payment is made. You can request the DCA Advantage Plan in addition to the traditional Dollar Cost Averaging, Automatic Asset Reallocation, or Interest Sweep options.

     You can enroll in any one, two or all three DCA Advantage Plan Accounts. You must allocate a minimum of $5,000 in each DCA Advantage Plan Account that is selected. If you send less than the $5,000 minimum to be allocated to a DCA Advantage Plan Account, the payment will be automatically applied to the Investment Divisions and/or Fixed Account that you have specified to receive transfers from such DCA Advantage Plan Account. You must specify the Investment Divisions into which transfers from the DCA Advantage Plan Accounts are to be made. However, you may not select a DCA Advantage Plan Account with a duration which would extend beyond the Annuity Commencement Date. Amounts in the DCA Advantage Plan Accounts will be transferred to the Investment Divisions in 6 monthly transfers if the 6-month DCA Advantage Plan Account is selected, in 12-monthly or 4-quarterly transfers if the 12-month DCA Advantage Plan Account is selected or in 18-monthly or 6-quarterly transfers if the 18-month DCA Advantage Plan Account is selected. For monthly transfers, dollar cost averaging will begin one month from the date NYLIAC receives the premium payment and transfers will be made on the same day or on the next Business Day (if the day is not a Business Day or does not exist in that month) each subsequent month for the duration of the DCA Advantage Plan Account. For quarterly transfers, dollar cost averaging will begin three months from the date NYLIAC receives the premium payment and transfers will be made on the same day or on the next Business Day (if the day is not a Business Day or does not exist in that month) every subsequent three month period for the duration of the DCA Advantage Plan Account. The amount of each transfer will be calculated at the time of the transfer based on the number of remaining monthly or quarterly transfers and the remaining value in a DCA Advantage Plan Account. For example, the amount of the first monthly transfer out of a 6-month DCA Advantage Plan Account will equal 1/6 of the value of the DCA Advantage Plan Account on the date of the transfer. The amount of each of the five remaining transfers will equal 1/5, 1/4, 1/3, 1/2 and the balance, respectively, of the value of the DCA Advantage Plan Account on the date of each transfer.

     You may have a 6-month, a 12-month and an 18-month DCA Advantage Plan Account open simultaneously in accordance with established procedures. However, you may not have more than one DCA

Advantage Plan Account with the same duration open at the same time. Accordingly, any subsequent premium payment we receive for a duration that is already open will be allocated to that same DCA Advantage Plan Account already opened. The entire value of the DCA Advantage Plan Account will be completely transferred to the Investment Divisions within the duration specified. For example, if you allocate an initial premium payment to the 12-month DCA Advantage Plan Account under which the 12-month term will end on December 31, 2003 and you make a subsequent premium payment to the 12-month DCA Advantage Plan Account before December 31, 2003, we will allocate the subsequent premium payment to the same 12-month DCA Advantage Plan Account already opened and transfer the entire value of the 12-month DCA Advantage Plan Account to the Investment Divisions and/or Fixed Account by December 31, 2003 even though a portion of the money was not in that DCA Advantage Plan Account for the entire 12-month period. If an additional premium payment is allocated to a DCA Advantage Plan account after the duration has expired, the Plan will be re-activated and will earn the interest rate in effect on that day.

     You can make partial withdrawals and transfers (in addition to the automatic transfers described above) from the DCA Advantage Plan Accounts. We will make partial withdrawals and transfers first from the DCA Accumulation Value attributed to the initial premium payment and then from the DCA Accumulation Value attributed to subsequent allocations in the order received.

     YOU CANNOT MAKE TRANSFERS INTO THE DCA ADVANTAGE PLAN ACCOUNTS FROM ANY ALLOCATION ALTERNATIVE.

     AUTOMATIC ASSET REALLOCATION

     This option allows you to maintain the percentage allocated to each Investment Division at a pre-set level. For example, you might specify that 50% of the Variable Accumulation Value of your policy be allocated to the MainStay VP Convertible--Initial Class Investment Division and 50% of the Variable Accumulation Value be allocated to the MainStay VP International Equity--Initial Class Investment Division. Over time, the fluctuations in each of these Investment Division's investment results will shift the percentages. If you elect this Automatic Asset Reallocation option, NYLIAC will automatically transfer your Variable Accumulation Value back to the percentages you specify. You may choose to have reallocations made quarterly, semi-annually or annually. You must also specify the day of the month that reallocations are to occur (with the exception of the 29th, 30th or 31st of a month). We will not process an Automatic Asset Reallocation transfer unless we receive a written request at the Variable Products Service Center at the address listed in Question 16 of this prospectus. We must receive this request at least five Business Days before the date the transfers are scheduled to begin. If we do not receive the request within the five Business Days, the Automatic Asset Reallocation transfer will commence on the day requested in the following month. Facsimile requests will not be accepted or processed. The minimum Accumulation Value required to elect this option is $2,500. There is no minimum amount which you must allocate among the Investment Divisions under to this option. However, the Variable Accumulation Value may not be allocated to more than 18 Investment Divisions if you selected the Automatic Asset Reallocation option.

     You can cancel the Automatic Asset Reallocation option at any time in a written request. NYLIAC may also cancel this option if the Variable Accumulation Value is less than $2,500, or such a lower amount as we may determine. You may not elect the Automatic Asset Reallocation option if you have selected the traditional Dollar Cost Averaging option.

     INTEREST SWEEP

     You can request, prior to the Annuity Commencement Date, that interest earned on monies allocated to the Fixed Account be transferred from the Fixed Account to any combination of Investment Divisions. You will specify the Investment Divisions, the frequency of the transfers (either monthly, quarterly, semi-annually or annually), and the day of each calendar month to make the transfers (except the 29th, 30th or 31st of a month). We will not process an Interest Sweep transfer unless we receive a written request at the Variable Products Service Center at the address listed in Question 16 of this prospectus. We must receive this request at least five Business Days before the date the transfers are scheduled to begin. If we do not receive the request within the five Business Days, the Interest Sweep transfer will commence on the day requested in the following month. Facsimile requests will not be accepted or processed. The minimum Fixed Accumulation Value required to elect this option is $2,500, but this amount may be reduced at our discretion. NYLIAC will make all Interest Sweep transfers on the day that you specify or on the next Business Day (if the day you have specified is not a Business Day).

     You may request the Interest Sweep option in addition to either the traditional Dollar Cost Averaging, Automatic Asset Reallocation or the DCA Advantage Plan. If an Interest Sweep transfer is scheduled for the same day as a transfer related to the traditional Dollar Cost Averaging option, the Automatic Asset Reallocation option or the DCA Advantage Plan, we will process the Interest Sweep transfer first.

     You can cancel the Interest Sweep option at any time in a written request. We may also cancel this option if the Fixed Accumulation Value is less than $2,500, or such a lower amount as we may determine.

     ACCUMULATION PERIOD

     (a) Crediting of Premium Payments

     You can allocate a portion of each premium payment to one or more Investment Divisions, DCA Advantage Plan Accounts, or the Fixed Account. The minimum amount that you may allocate to any one Investment Division or the Fixed Account is $25 (or such lower amount as we may permit). In states where approved, we will allocate the initial premium payment immediately to the Investment Divisions, Fixed Account and DCA Advantage Plan Accounts you have selected. We will allocate all additional premium payments to the Investment Divisions and/or Fixed Account as requested.

     We will credit that portion of each premium payment you allocate to an Investment Division in the form of Accumulation Units. We determine the number of Accumulation Units we credit to a policy by dividing the amount allocated to each Investment Division by the Accumulation Unit value for that Investment Division on the day we are making this calculation. The value of an Accumulation Unit will vary with the investment experience of the Portfolio in which the Investment Division invests. The number of Accumulation Units we credit to a policy will not, however, change as a result of any fluctuations in the value of an Accumulation Unit. (See "THE FIXED ACCOUNT" for a description of interest crediting.)

     (b) Valuation of Accumulation Units

     The value of Accumulation Units in each Investment Division will change daily to reflect the investment experience of the corresponding Portfolio as well as the daily deduction of the Separate Account charges. The Statement of Additional Information contains a detailed description of how we value the Accumulation Units.

     RIDERS

     We include two riders under the policy at no additional charge: an Unemployment Benefit Rider, for Non-Qualified, IRA, SEP IRA, Roth IRA and Inherited IRA policies, and a Living Needs Benefit Rider, for all types of policies. These two Riders are described below and both provide for an increase in the amount that can be withdrawn from your policy which will not be subject to a surrender charge upon the happening of certain qualifying events. We also offer the Investment Protection Plan and Enhanced Beneficiary Benefit Riders each of which is available at an additional cost. We also include the Enhanced Spousal Continuance Rider (if the EBB Rider is elected) and a Upromise Account Rider, each of which is available at no additional cost. The riders are only available in those jurisdictions where they have been approved. Please consult with your registered representative regarding the availability of these riders in your jurisdiction.

     (a) Living Needs Benefit Rider

     If the Annuitant enters a nursing home, becomes terminally ill or disabled, you may be eligible to receive all or a portion of the Accumulation Value without paying a surrender charge. The policy must have been inforce for at least one year and have a minimum Accumulation Value of $5,000. You must also provide us with proof that the Annuitant has spent 60 or more consecutive days in a nursing home, is terminally ill or disabled. Withdrawals will be taxable to the extent of gain and, prior to age 59 1/2, may be subject to a 10% IRS penalty. This rider is in effect in all states where approved. This Rider is in effect in all jurisdictions where approved. To qualify for the disability benefit of this Rider, you must be classified as disabled by the Social Security Administration. You are no longer eligible for the disability benefit once you begin collecting Social Security retirement benefits. There is no additional charge for this rider.

     (b) Unemployment Benefit Rider

     For all Non-Qualified, IRA, SEP IRA, Roth IRA and Inherited IRA policies, if you become unemployed, you may be eligible to increase the amount that can be withdrawn from your policy up to 50% without paying surrender charges. This rider can only be used once. The policy must have been inforce for at least one year and have a minimum Accumulation Value of $5,000. You also must have been unemployed for at least 60 consecutive days. Withdrawals may be taxable transactions and, prior to age 59 1/2, may be subject to a 10%

IRS penalty. This rider is in effect in all states where approved. To apply for this benefit, you must submit a determination letter from the applicable state's Department of Labor indicating that you qualify for and are receiving unemployment benefits. There is no additional charge for this rider.

     (c) Investment Protection Plan Rider (optional)

     THE INVESTMENT PROTECTION PLAN RIDER IS AVAILABLE ONLY IN STATES WHERE APPROVED. If you select this rider, you will be able to surrender the policy and receive the greater of the policy Accumulation Value or the amount that is guaranteed under the rider. While this rider is in effect, we will deduct a charge from your Accumulation Value on each policy quarter. (See "CHARGES AND DEDUCTIONS--Other Charges--Investment Protection Plan Rider Charge.") When you make a partial withdrawal, we will reduce the amount that is guaranteed under the rider by the amount of the proportional withdrawal. The proportional withdrawal is equal to the amount withdrawn from the policy (including any amount withdrawn for the surrender charge) divided by the Accumulation Value immediately preceding the withdrawal, multiplied by the amount that is guaranteed immediately preceding the withdrawal.

     The amount that is guaranteed under the rider will depend on when you select or reset it:

           (i) At the time of application: The amount that is guaranteed will equal the initial premium payment plus any additional premium payments we receive in the first Policy Year, less all proportional withdrawals. Premium payments made after the first Policy Year will not be included in the amount that is guaranteed. The rider will take effect on the Policy Date.

           (ii) While the policy is in force: The amount that is guaranteed will equal the Accumulation Value on the date the rider takes effect, less all proportional withdrawals. The rider will take effect on the next Policy Anniversary following the date we receive your application for the rider.

          (iii) Resetting the guaranteed amount: You may request to reset the amount that is guaranteed at any time while the rider is in effect. The reset will take effect on the Policy Anniversary immediately following the date we receive your request to reset. The amount that is guaranteed will equal the Accumulation Value on the next Policy Anniversary, less all proportional withdrawals. We will also reset a new charge for the rider and the Rider Risk Charge Adjustment on that Policy Anniversary. (See "CHARGES AND DEDUCTIONS--Other Charges--Investment Protection Plan Rider Charge" and "CHARGES AND DEDUCTIONS--Other Charges--Rider Risk Charge Adjustment.")

     In Oregon, where this rider is called the Accumulation Value Protection Plan, the amount guaranteed is computed in the same manner described above.

     You will be eligible to receive the benefit under this rider beginning on the tenth Policy Anniversary after the later of (1) the effective date of the rider or (2) the effective date of any reset. You may also exercise this benefit on any Policy Anniversary subsequent to the tenth. To exercise this benefit, you must send us a written request to surrender the policy no later than ten Business Days after the applicable Policy Anniversary. Amounts paid to you under the terms of this rider may be taxable and you may be subject to a 10% tax penalty if paid before you reach age 59 1/2.

     You may cancel this rider within 30 days after the delivery of the rider or, if you selected this feature at the time of application, within 30 days after delivery of the policy. You must return the rider to us or to the registered representative through whom it was purchased, with a written request for cancellation. Upon receipt of this request, we will promptly cancel the rider and refund any Investment Protection Plan Rider charge which may have been deducted. After this 30-day period, you still have the right to discontinue the rider. However, to the extent permitted by state law, we will deduct a Rider Risk Charge Adjustment from your Accumulation Value and we will not refund any Investment Protection Plan Rider charge which may have been deducted. (See "CHARGES AND DEDUCTIONS--Other Charges--Rider Risk Charge Adjustment.") The cancellation will be effective on the date we receive your request.

     This Rider is available on all Non-Qualified and Roth IRA policies so long as the first date that you can exercise and receive benefits under the rider is before the Annuity Commencement Date. The rider is also available on IRA and SEP-IRA policies if the policy owner is younger than age 66 on the date the rider takes effect.

     Because this rider generally provides protection against decreases in the policy's Accumulation Value due to negative investment performance, this rider may not be a benefit to you if all or most of your Accumulation

Value is allocated to the Fixed Account. You should select this rider only if you have or intend to have most or all of your Accumulation Value allocated to the Investment Divisions.

     This rider will provide no benefit if you surrender the policy before the Policy Anniversary on which you are eligible to exercise the rider. Therefore, you should select this rider only if you intend to keep the policy for at least ten years.

     We have set forth below an example of how the benefit of this rider may be realized and how partial withdrawals will impact the guaranteed amount. In this example, we have assumed the following:

          (1) the rider is selected at the time of application;

          (2) an initial premium payment of $100,000 is made;

          (3) no additional premium payments are made;

          (4) a withdrawal of $20,000 is made in the eighth Policy Year;

          (5) the Accumulation Value immediately preceding the withdrawal has decreased to $80,000; and

          (6) the Accumulation Value on the tenth Policy Year has decreased to $50,000.

     The guaranteed amount at time of application was $100,000. When the partial withdrawal was made in the eighth Policy Year, we reduced the guaranteed amount by the amount of the proportional withdrawal. We calculated the amount of the proportional withdrawal by taking the requested withdrawal amount, dividing it by the Accumulation Value immediately preceding the withdrawal and then multiplying that number by the guaranteed amount immediately preceding the withdrawal.

        Proportional withdrawal = ($20,000/$80,000)X $100,000 = $25,000

     To determine the new guaranteed amount after the withdrawal, we subtracted the amount of the proportional withdrawal from the initial guaranteed amount; ($100,000-$25,000) = $75,000. If this policy is surrendered in the tenth Policy Year, the policy owner receives $75,000 even though the Accumulation Value has decreased to $50,000.

     (d) Enhanced Beneficiary Benefit Rider (optional)

     THE EBB RIDER IS AVAILABLE ONLY AT THE TIME OF APPLICATION, IN JURISDICTIONS WHERE APPROVED. THE EBB RIDER IS NOT AVAILABLE IF THE OLDEST OWNER OR ANNUITANT IS OVER AGE 75 AT THE TIME OF APPLICATION. The EBB Rider is available on Non-Qualified Policies and, where permitted by the IRS, also on Qualified Policies. The EBB Rider can increase the death benefit if you or the Annuitant die before the Annuity Commencement Date. If you select this Rider, the EBB, in addition to the amount payable under the terms of your policy, may be payable to your Beneficiary(ies) if you, or the Annuitant (if you are not the Annuitant), die prior to the Annuity Commencement Date. Therefore, under this Rider, the total death benefit payable will be the greatest of any of the amounts payable as described in the Death Before Annuity Commencement section of the Prospectus plus the EBB, if any.

     While this Rider is in effect, we will deduct a charge from your Accumulation Value on each policy quarter. (See "CHARGES AND DEDUCTIONS -- Other Charges -- Enhanced Beneficiary Benefit Rider Charge.")

     The payment under the EBB Rider is calculated as a percentage of any Gain in the policy as of the date we receive all necessary requirements to pay death benefit proceeds. The applicable percentage varies based upon the issue age of you or the Annuitant, whoever is older. As of the date of this Prospectus, the applicable percentages are as follows: 50% where the oldest owner or Annuitant is 70 or younger, and 25% where the oldest owner or Annuitant is 71 to 75 inclusive. We may change the applicable percentages under the EBB Rider from time to time, within the following ranges:

              AGE OF OLDEST OWNER                                   RANGE OF
                 OR ANNUITANT                                APPLICABLE PERCENTAGES
              -------------------                            ----------------------
70 OR YOUNGER                                    NOT LESS THAN 40% NOR GREATER THAN 60%
71 TO 75 INCLUSIVE                               NOT LESS THAN 20% NOR GREATER THAN 40%

     WHEN YOU SELECT THE EBB RIDER, THE APPLICABLE PERCENTAGE WILL APPEAR ON YOUR POLICY DATA PAGE. THE APPLICABLE PERCENTAGE FOR THE POLICY WILL NOT CHANGE ONCE THE POLICY IS ISSUED. PLEASE CHECK WITH YOUR REGISTERED REPRESENTATIVE FOR FURTHER DETAILS.

     The Gain equals the policy's Accumulation Value minus the Adjusted Premium Payments. Adjusted Premium Payments are the total of all premium payments less Proportional Withdrawals. Proportional Withdrawals are the amount(s) withdrawn from the policy divided by the policy's Accumulation Value immediately preceding the withdrawal, multiplied by the total of all Adjusted Premium Payments immediately preceding the withdrawal.

     If more than one Beneficiary is named, each Beneficiary will be paid a pro rata portion of the EBB. The EBB will be calculated for a Beneficiary on each date that we receive all necessary requirements to pay such Beneficiary. Due to market fluctuations, the EBB may increase or decrease and Beneficiaries may therefore be paid different amounts.

     The maximum amount payable under the EBB Rider, regardless of the Gain, is equal to a percentage of Adjusted Premium Payments. As of the date of this Prospectus, the applicable percentages are as follows: 100% where the oldest owner or Annuitant is 70 or younger, and 75% where the oldest owner or Annuitant is 71 to 75 inclusive. We may change the applicable percentages under the EBB Rider from time to time, but the maximum amount payable will not exceed 200% of Adjusted Premium Payments. If you select this Rider, the applicable percentage will appear on your Policy Data Page. Please check with your registered representative for further details.

     There will be no payment under the EBB Rider if on the date we calculate the EBB: 1) there is no Gain, 2) the policy's Accumulation Value is less than your premium payments made and not previously withdrawn, or 3) the Rider has ended or terminated. The EBB Rider will end on the earliest of the following: 1) on the Annuity Commencement Date, 2) if you surrender the policy, 3) if your spouse, as the sole primary Beneficiary, elects to continue the policy upon your death, (See, "THE POLICIES-Riders-Enhanced Spousal Continuance Rider") 4) if the Annuitant was your spouse and you, as the sole primary Beneficiary, elect to continue the policy upon your spouse's death, or 5) if you transfer ownership of the policy. As discussed below in THE POLICIES-Riders-Enhanced Spousal Continuance Rider, if upon your death prior to the Annuity Commencement Date your spouse elects to continue the policy as the new owner (and Annuitant, if you are the Annuitant), the Accumulation Value will be adjusted (as of the date we receive due proof of death and all other requirements) to equal the greatest of any of the amounts payable as described in the Death Before Annuity Commencement section of the Prospectus, plus, if applicable, any EBB provided by the EBB Rider. THIS RIDER CANNOT BE CANCELLED WITHOUT SURRENDERING YOUR POLICY.

     Below is an example of how the benefit of this Rider may be realized and how withdrawals impact the benefit under this Rider. In this example, we assume the following:

     1. The rider is elected at the time of application;

     2. You purchase this policy with a $200,000 initial premium payment (no additional premium payments are made);

     3. A withdrawal of $20,000 is made in the fourth Policy Year;

     4. Immediately preceding the withdrawal, the Accumulation Value has increased to $250,000, and the total Adjusted Premium Payments equaled $200,000 (since there have been no previous withdrawals);

     5. You (or the Annuitant, if you are not the Annuitant) die in the fifth Policy Year and the Accumulation Value of the policy has increased once again to $250,000 as of the date we receive the necessary requirements to pay the death benefit; and

     6. The Enhanced Beneficiary Benefit Rider percentage equals 50%.

     First, the Proportional Withdrawal amount is calculated (withdrawal amount divided by the Accumulation Value immediately preceding the withdrawal, multiplied by the Adjusted Premium Payments immediately preceding the withdrawal):

          Proportional Withdrawal = ($20,000/$250,000) X $200,000 = $16,000

     Second, the amount of current Adjusted Premium Payments (after the withdrawal) is calculated (total of all premium payments minus Proportional Withdrawals):

              Adjusted Premium Payments = $200,000 - $16,000 = $184,000

     Third, the Gain is calculated (Accumulation Value - Adjusted Premium Payments):

                        Gain = $250,000 - $184,000 = $66,000

     Finally, the Enhanced Beneficiary Benefit amount is calculated (Gain multiplied by the applicable EBB rider percentage):

               Enhanced Beneficiary Benefit = $66,000 X 50% = $33,000

     In this example, the Enhanced Beneficiary Benefit is equal to $33,000. This amount would be payable in addition to the guaranteed death benefit amount under the policy.

     (e) Enhanced Spousal Continuance Rider (optional)

     If you elect the EBB Rider at the time of application (see above), your policy will, subject to state availability, also include the Enhanced Spousal Continuance (ESC) Rider at no charge. The ESC Rider will not be included on policies sold in connection with Section 403(b) tax-sheltered annuities or
Section 457 deferred compensation plans.

     Under the ESC Rider, if your spouse is the sole primary Beneficiary upon your death prior to the Annuity Commencement Date, your spouse may elect to continue the policy as the new owner (and Annuitant, if you are the Annuitant). If the election is made, the Accumulation Value will be adjusted (as of the date we receive due proof of death and all necessary requirements) to equal the greatest of any of the amounts payable as described in the Death Before Annuity Commencement section of the Prospectus, plus, if applicable, any EBB provided by the EBB Rider. Unless we notify you otherwise, any additional Accumulation Value calculated under the ESC Rider will be allocated to the policy according to the premium allocation instructions on record (excluding the DCA Advantage Plan Accounts).

     The ESC Rider ends upon the earliest of the following: 1) if you surrender the policy, 2) if Income Payments begin, 3) once the ESC Rider has been exercised, or 4) if you transfer ownership of the policy to someone other than your spouse. THIS RIDER CANNOT BE CANCELLED WITHOUT SURRENDERING YOUR POLICY. You will forfeit any benefits under the EBB Rider if you elect to receive Income Payments, or surrender or transfer your policy. If you expect to do any of these, the EBB Rider may not be appropriate for you.

     Upon exercising the ESC Rider and continuing the policy, the EBB Rider and the quarterly charges for the EBB Rider will cease. All other policy provisions will continue as if your spouse had purchased the policy on the original Policy Date.

     (f) Upromise Account Rider (optional)

     THE UPROMISE ACCOUNT RIDER IS AVAILABLE ONLY AT THE TIME OF APPLICATION, IN JURISDICTIONS WHERE APPROVED. The Upromise Rider is available only on Non-Qualified Policies funded directly by you (non-Section 1035 exchanged policies). For you to qualify for the benefit of this Rider, we require that you either have a valid Upromise Account at the time of application, or that you open one within 90 days of the policy delivery date, and that you register the policy with Upromise within 90 days of the policy delivery date. Once we confirm that you have met all requirements, we will deposit the amount of $40 into your Upromise Account no sooner than 30 days but no later than 60 days from the date you register the policy with Upromise. The cost basis of your variable annuity for tax purposes will be lowered by the amount of our contribution to your Upromise Account. For additional information on the Upromise Program, you may visit the Upromise web site at www.upromise.com.

     The Upromise Account Rider will automatically terminate 90 days after the policy delivery date if at the time of application you do not have a valid Upromise Account, or you do not open one within 90 days of the policy delivery date. The Rider will also automatically terminate if you fail to register the policy with Upromise within 90 days of the policy delivery date, or if Upromise (or a successor organization) ceases operation before the one-time amount of $40 is deposited into your Upromise Account.

     POLICY OWNER INQUIRIES

     Your inquiries and written requests for service must be addressed to NYLIAC. (See "QUESTIONS AND ANSWERS ABOUT LIFESTAGES(R) VARIABLE ANNUITY--Question 16.") Facsimile requests for service will not be accepted or processed. All phone calls for service requests are recorded. We will confirm all transactions in writing. If you feel that a transaction has been processed incorrectly, it is your responsibility to contact us in writing and provide us with all relevant details. To correct an error, we must receive your request for correction within 15 days of the date of the confirmation and/or quarterly statement with the transaction in question. Your statement must include the nature of the error, the date of the error, the corresponding telephone reference number if applicable and any other relevant details.

     RECORDS AND REPORTS

     NYLIAC will mail to you at your last known address of record, at least semi-annually after the first Policy Year, reports containing information required under the federal securities laws or by any other applicable law or regulation. Please review this report carefully. IF YOU BELIEVE IT CONTAINS AN ERROR, PLEASE NOTIFY US IMMEDIATELY. TO CORRECT AN ERROR, YOU MUST CALL IT TO OUR ATTENTION WITHIN 15 DAYS OF THE DATE OF THE STATEMENT.

                             CHARGES AND DEDUCTIONS

     SURRENDER CHARGES

     Since no deduction for a sales charge is made from premium payments, we impose a surrender charge on certain partial withdrawals and surrenders of the policies. The surrender charge covers certain expenses relating to the sale of the policies, including commissions to registered representatives and other promotional expenses. We measure the surrender charge as a percentage of the amount withdrawn or surrendered. The surrender charge may apply to amounts applied under certain Income Payment options.

     If you surrender your policy, we deduct the surrender charge from the amount paid to you. In the case of a partial withdrawal, you can direct NYLIAC to take surrender charges either from the remaining value of the Allocation Alternatives and/or the DCA Advantage Plan Accounts from which the partial withdrawals are made, or from the amount paid to you. If the remaining value in an Allocation Alternative and/or the DCA Advantage Plan Accounts is less than the necessary surrender charge, we will deduct the remainder of the charge from the amount withdrawn from that Allocation Alternative and/or the DCA Advantage Plan Accounts.

     The maximum surrender charge will be 7% of the amount withdrawn. The percentage of the surrender charge varies, depending upon the length of time a premium payment is in your policy before it is withdrawn.

For purposes of calculating the applicable surrender charge, we deem premium payments to be withdrawn on a first-in, first-out basis. Unless required otherwise by state law, the surrender charge for amounts withdrawn or surrendered during the first three Payment Years following the premium payment to which such withdrawal or surrender is attributable is 7% of the amount withdrawn or surrendered. This charge then declines by 1% per year for each additional Payment Year, until the sixth Payment Year, after which no charge is made, as shown in the following chart:

     AMOUNT OF SURRENDER CHARGE

                        PAYMENT YEAR                          CHARGE
                        ------------                          ------
1...........................................................    7%
2...........................................................    7%
3...........................................................    7%
4...........................................................    6%
5...........................................................    5%
6...........................................................    4%
7+..........................................................    0%

     In no event will the aggregate surrender charge applied under the policy exceed 8.5% of the total premiums paid.

     EXCEPTIONS TO SURRENDER CHARGES

     We will not assess a surrender charge:

     (a) on amounts you withdraw in any one Policy Year which are less than or equal to the greater of (i) 10% of the Accumulation Value at the time of surrender or withdrawal, or (ii) the Accumulation Value less accumulated premium payments, or (iii) 10% of the Accumulation Value as of the prior Policy Anniversary, less any prior Surrender Charge free withdrawals during the policy year.

     (b) if NYLIAC cancels the policy;

     (c) when we pay proceeds upon the death of the policy owner or the Annuitant;

     (d) when you select an Income Payment Option in any Policy Year after the first Policy Anniversary;

     (e) when a required minimum distribution calculated based on the value of this Policy is made under a Qualified Policy (this amount will, however, count against the first exception);

     (f) on withdrawals at age 59 1/2 or older if the policy is tax-qualified and if the money withdrawn from the policy was transferred or rolled over from a NYLIAC fixed deferred annuity policy; and

     (g) on withdrawals you make under the Living Needs Benefit Rider or Unemployment Benefit Rider.

     (h) on tax-qualified monthly or quarterly periodic partial withdrawals made pursuant to Section 72(t)(2)(A)(iv) of the Internal Revenue Code.

     OTHER CHARGES

     (a) Mortality and Expense Risk Charges

     Prior to the Annuity Commencement Date, NYLIAC imposes risk charges to compensate it for bearing certain mortality and expense risks under the policies. This charge is equal, on an annual basis, to 1.25% of the average daily net asset value of the Separate Account and is deducted daily. We guarantee that these charges will not increase. If these charges are insufficient to cover actual costs and assumed risks, the loss will fall on NYLIAC. If the charges are more than sufficient, we will add any excess to our general funds. We may use these funds for any corporate purpose, including expenses relating to the sale of the policies, to the extent that surrender charges do not adequately cover sales expenses.

     The mortality risk assumed is the risk that Annuitants as a group will live for a longer time than our actuarial tables predict. As a result, we would be paying more Income Payments than we planned. We also assume a risk that the mortality assumptions reflected in our guaranteed annuity payment tables, shown in each policy, will differ from actual mortality experience. Lastly, we assume a mortality risk that, at the time of death, the guaranteed minimum death benefit will exceed the policy's Accumulation Value. The expense risk assumed is the risk that the cost of issuing and administering the policies will exceed the amount we charge for these services.

     (b) Administration Fee

     Prior to the Annuity Commencement Date, we impose an administration fee intended to cover the cost of providing policy administration services. This charge is equal, on an annual basis, to .15% of the net asset value of the Separate Account and is deducted daily.

     (c) Policy Service Charge

     We deduct an annual policy service charge each Policy Year on the Policy Anniversary and upon surrender of the policy if on the Policy Anniversary and date of surrender the Accumulation Value is less than $20,000. This charge is the lesser of $30 or 2% of the Accumulation Value at the end of the Policy Year and on the date of surrender. We deduct the annual policy service charge from each Allocation Alternative and each DCA Account, if applicable, in proportion to its percentage of the Accumulation Value on the Policy Anniversary or date of surrender. This charge is designed to cover the costs for providing services under the policy such as collecting, processing and confirming premium payments and establishing and maintaining the available methods of payment.

     (d) Fund Charges

     The value of the assets in the Separate Account will indirectly reflect the Funds' total fees and expenses. The Funds' total fees and expenses are not part of the policy. They may vary in amount from year to year. These fees and expenses are described in detail in the relevant Fund's prospectus and/or statement of additional information.

     (e) Investment Protection Plan Rider Charge (optional)

     If you select the Investment Protection Plan Rider (in states where available), we will deduct a charge on the first Business Day on each quarter that the rider is in effect based on the amount that is guaranteed. We will deduct this charge beginning with the first policy quarter after the effective date of the rider. (See "THE POLICIES--Riders--Investment Protection Plan Rider.") We will deduct the charge from each Allocation Alternative and each DCA Advantage Plan Account in proportion to its percentage of the Accumulation Value on the first Business Day of the applicable policy quarter.

     The maximum annual charge is 1% of the amount that is guaranteed. We may set a lower charge at our sole discretion. As of the date of this prospectus, the charge for this rider is 0.25% of the amount that is guaranteed, applied on a quarterly basis (0.0625% per quarter). Effective June 1, 2003, and thereafter, this charge will be 0.45% (0.1125% per quarter).

     If you reset the amount that is guaranteed, a new charge for the rider will apply. This charge may be more or less than the charge currently in effect on your policy, but will never exceed the stated maximum. The charge in effect on the effective date of the rider or on the effective date of any reset will not change after the date the rider becomes effective. We will continue to deduct the current charge until the first policy quarter following the effective date of the reset.

     (f) Rider Risk Charge Adjustment (optional)

     If you cancel the Investment Protection Plan Rider, to the extent permitted by state law, we will deduct a Rider Risk Charge Adjustment from your Accumulation Value. The cancellation will be effective on the date we receive your request. (See "THE POLICIES--Riders--Investment Protection Plan Rider.") We will deduct the Rider Risk Charge Adjustment from each Allocation Alternative and each DCA Advantage Plan Account in proportion to its percentage of the Accumulation Value on that day. We will not deduct this charge if you surrender your policy. However, surrender charges may apply.

     We will not change the charge adjustment for a particular policy once it is set on the date the rider takes effect. The maximum Rider Risk Charge Adjustment is 2% of the amount that is guaranteed. We may set a lower charge at our sole discretion. You should check with your registered representative to determine the percentage we are currently charging before you select this rider.

     If you reset the amount that is guaranteed, a new Rider Risk Charge Adjustment may apply. This charge may be more or less than the charge currently in effect on your policy, but will never exceed the stated maximum. The adjustment charge in effect on the effective date of the rider or on the effective date of any reset will not increase after the rider is issued or reset.

     (g) Transfer Fees

     There is no charge for the first 12 transfers in any one policy year. NYLIAC reserves the right to charge up to $30 for each transfer in excess of 12, subject to any applicable state insurance law requirements. Transfers made under dollar cost averaging and automatic asset realization do not count toward this transfer limit.

     (h) Enhanced Beneficiary Benefit Rider Charge (optional)

     If you elect the EBB Rider (in jurisdictions where available), we will deduct a charge on the first Business Day of each policy quarter that the Rider is in effect based on the Accumulation Value as of that date. We will deduct this charge beginning with the first policy quarter after the Policy Date. This charge will be deducted from each Allocation Alternative and from each DCA Account, if applicable, in proportion to its percentage of the Accumulation Value on the first Business Day of the applicable quarter.

     The maximum annual charge is 1.00% of the policy's Accumulation Value, applied on a quarterly basis. We may set a lower charge at our sole discretion. The current charge for the EBB Rider is 0.30% of the policy's Accumulation Value, applied on a quarterly basis (0.075% per quarter). You should check with your registered representative to determine the percentage we are currently charging before you elect this Rider.

     GROUP AND SPONSORED ARRANGEMENTS

     For certain group or sponsored arrangements, we may reduce the surrender charge and the policy service charge or change the minimum initial and additional premium payment requirements. Group arrangements include those in which a trustee or an employer, for example, purchases policies covering a group of individuals on a group basis. Sponsored arrangements include those in which an employer allows us to sell policies to its employees or retirees on an individual basis.

     Our costs for sales, administration, and mortality generally vary with the size and stability of the group among other factors. We take all these factors into account when reducing charges. To qualify for reduced charges, a group or sponsored arrangement must meet certain requirements, including our requirements for size and number of years in existence. Group or sponsored arrangements that have been set up solely to buy policies or that have been in existence less than six months will not qualify for reduced charges.

     We will make any reductions according to our rules in effect when an application or enrollment form for a policy is approved. We may change these rules from time to time. Any variation in the surrender charge or policy service charge will reflect differences in costs or services and will not be unfairly discriminatory.

     TAXES

     NYLIAC may, where premium taxes are imposed by state law, deduct such taxes from your policy either (i) when a surrender or cancellation occurs, or (ii) at the Annuity Commencement Date. Applicable premium tax rates depend upon such factors as your current state of residency, and the insurance laws and NYLIAC's status in states where premium taxes are incurred. Current premium tax rates range from 0% to 3.5%. Applicable premium tax rates are subject to change by legislation, administrative interpretations or judicial acts.

     Under present laws, NYLIAC will also incur state and local taxes (in addition to the premium taxes described above) in several states. At present, these taxes are not significant. If they increase, however, NYLIAC may make charges for such taxes.

     NYLIAC does not expect to incur any federal income tax liability attributable to investment income or capital gains retained as part of the reserves under the policies. (See "FEDERAL TAX MATTERS.") Based upon these expectations, no charge is being made currently for corporate federal income taxes which may be attributable to the Separate Account. Such a charge may be made in future years for any federal income taxes NYLIAC incurs.

                         DISTRIBUTIONS UNDER THE POLICY

     SURRENDERS AND WITHDRAWALS

     You can make a partial withdrawal, periodic partial withdrawal, hardship withdrawal or surrender the policy to receive part or all of the Accumulation Value at any time before the Annuity Commencement Date and while the Annuitant is living, by sending a written request to NYLIAC. Fax transmissions are not acceptable and will not be honored at any time. These forms must be mailed to us at the addresses listed in Question 16. The amount available for withdrawal is the Accumulation Value on the Business Day during which we receive the request, less any outstanding loan balance, surrender charges, premium taxes which we may deduct and policy service charge, if applicable. If you have not provided us with a written election not to withhold federal income taxes at the time you make a withdrawal or surrender request, NYLIAC must by law withhold such taxes from the taxable portion of any surrender or withdrawal. We will remit that amount to the federal government. In addition, some states have enacted legislation requiring withholding. We will pay all surrenders or withdrawals within seven days of receipt of all documents (including documents necessary to comply with federal and state tax law), subject to postponement in certain circumstances. (See "DISTRIBUTIONS UNDER THE POLICY--Delay of Payments.")

     Since you assume the investment risk with respect to amounts allocated to the Separate Account and because certain surrenders or withdrawals are subject to a surrender charge and premium tax deduction, the total amount paid upon surrender of the policy (taking into account any prior withdrawals) may be more or less than the total premium payments made.

     Surrenders and withdrawals may be taxable transactions, and the Internal Revenue Code provides that a 10% penalty tax may be imposed on certain early surrenders or withdrawals. (See "FEDERAL TAX MATTERS--Taxation of Annuities in General.")

     (a) Surrenders

     We may deduct a surrender charge and any state premium tax, if applicable, less any outstanding loan balance, and less the annual policy service charge, if applicable, from the amount paid. We will pay the proceeds in a lump sum to you unless you elect a different Income Payment method. (See "DISTRIBUTIONS UNDER THE POLICY--Income Payments.") Surrenders may be taxable transactions and the 10% penalty tax provisions may be applicable. (See "FEDERAL TAX MATTERS--Taxation of Annuities in General.")

     (b) Partial Withdrawals

     The minimum amount that can be withdrawn is $500, unless we agree otherwise. We will withdraw the amount from the Allocation Alternatives and/or the DCA Advantage Plan Accounts (where available) in accordance with your request. If you do not specify how to allocate a partial withdrawal among the Allocation Alternatives and/or the DCA Advantage Plan Accounts, we will allocate the partial withdrawal on a pro-rata basis. Partial withdrawals may be taxable transactions and the 10% penalty tax provisions may be applicable. (See "FEDERAL TAX MATTERS--Taxation of Annuities in General.")

     If the requested partial withdrawal is greater than the value in any of the Allocation Alternatives and/or the DCA Advantage Plan Accounts from which the partial withdrawal is being made, we will pay the entire value of that Allocation Alternative and/or the DCA Advantage Plan Accounts, less any surrender charge that may apply, to you. We will not process partial withdrawal requests if honoring such requests would result in an Accumulation Value of less than $2,000.

     (c) Periodic Partial Withdrawals

     You may elect to receive regularly scheduled withdrawals from the policy. These periodic partial withdrawals may be paid on a monthly, quarterly, semi-annual, or annual basis. You will elect the frequency of the withdrawals and the day of the month for the withdrawals to be made (may not be the 29th, 30th, or 31st of a month). We will make all withdrawals on the day of each calendar month you specify, or on the next Business Day (if the day you have specified is not a Business Day or does not exist in that month). We will not process a Periodic Partial Withdrawal unless we receive a written request at the Variable Products Service Center at the addresses listed in Question 16 of this prospectus. We must receive this request at least five Business Days before the date the withdrawals are scheduled to begin. If we do not receive the request within the five Business Days, the Periodic Partial Withdrawal will commence on the day requested in the following month. You must specify the Investment Divisions and/or Fixed Account from which the periodic withdrawals will be made. The minimum amount under this feature is $100, or such lower amount as we may permit. Periodic partial withdrawals may be taxable transactions and the 10% penalty tax provisions may be applicable. (See "Federal Tax Matters--Taxation of Annuities in General.") If you do not specify otherwise, we will withdraw money on a pro-rata basis from each Investment Division and/or the Fixed Account. You may not elect to receive periodic partial withdrawals from the DCA Advantage Plan Accounts.

     You can elect to receive "Interest Only" periodic partial withdrawals for the interest earned on monies allocated to the Fixed Account. If this option is chosen, the $100 minimum for periodic partial withdrawals will be waived. However, you must have at least $5,000 in the Fixed Account at the time of each periodic partial withdrawal, unless we agree otherwise. This option will void the Fixed Account Initial Premium Guarantee. (See "THE FIXED ACCOUNT--Fixed Account Initial Premium Guarantee.")

     (d) Hardship Withdrawals

     Under certain Qualified Policies, the Plan Administrator may allow, in its sole discretion, certain withdrawals it determines to be "Hardship Withdrawals." The surrender charge and 10% penalty tax, if applicable, and provisions applicable to partial withdrawals apply to Hardship Withdrawals.

     REQUIRED MINIMUM DISTRIBUTION OPTION

     For IRAs and IRA SEPs, the policy owner is generally not required to elect the required minimum distribution option until April 1st of the year following the calendar year he or she attains age 70 1/2. For TSAs, the policy owner is generally not required to elect the required minimum distribution option until April 1st of the year following the calendar year he or she attains age 70 1/2 or until April 1st of the year following the calendar year he or she retires, whichever occurs later. For Inherited IRAs, the policy owner is required to take the first required minimum distribution on or before December 31 of the calendar year following the year of the original owner's death.

     OUR RIGHT TO CANCEL

     If we do not receive any premium payments for a period of two years, and both the Accumulation Value of your policy and your total premium payments less any withdrawals and surrender charges are less than $2,000, we reserve the right to terminate your policy subject to any applicable state insurance law or regulation. We will notify you of our intention to exercise this right and give you 90 days to make a premium payment. If we terminate your policy, we will pay you the Accumulation Value of your policy in one lump sum.

     ANNUITY COMMENCEMENT DATE

     The Annuity Commencement Date is the date specified on the Policy Data Page. The Annuity Commencement Date is the day that Income Payments are scheduled to commence under the policy unless the policy has been surrendered or an amount has been paid as proceeds to the designated Beneficiary prior to that date. If we agree, you may change the Annuity Commencement Date to an earlier date by providing written notice to NYLIAC. You may defer the Annuity Commencement Date to a later date if we agree to it, provided that we receive a written notice of the request at least one month before the last selected Annuity Commencement Date. The Annuity Commencement Date and Income Payment method for Qualified Policies may also be controlled by endorsements, the plan, or applicable law.

     DEATH BEFORE ANNUITY COMMENCEMENT

     If you or the Annuitant dies prior to the Annuity Commencement Date, we will pay an amount as proceeds to the designated Beneficiary, as of the date we receive proof of death and all requirements necessary to make the payment. That amount will be the greater of:

     (a) the Accumulation Value, less any outstanding loan balance;

     (b) the sum of all premium payments made, less any outstanding loan balance, partial withdrawals and surrender charges on those withdrawals, less any rider charges; or

     (c) the "reset value" plus any additional premium payments made, less any outstanding loan balance, less any withdrawals ("proportional withdrawals" in New York)* made since the most recent Reset Anniversary and any surrender charges applicable to such withdrawals (proportional withdrawals in New York).

     We recalculate the reset value, with respect to applications signed prior to May 19, 2000, every three years (six years in Texas) from the date of the initial premium payment ("Reset Anniversary") until you or the Annuitant reaches age 85, unless otherwise required by applicable state laws. For applications signed on or after May 19, 2000 (in states where approved), we recalculate the reset value each year on the Policy Anniversary. Please consult with your registered representative regarding the reset value that is available under your particular policy. We calculate the reset value on the Reset Anniversary based on a comparison between (a) the current Reset Anniversary's Accumulation Value, and (b) the prior Reset Anniversary's value, plus any premiums since the prior Reset Anniversary date, less any partial withdrawals and surrender charges on those withdrawals since the last Reset Anniversary date less any rider charges. The greater of the compared values will be the new reset value.

     We have set forth below an example of how the death benefit is calculated in a state where we calculate the reset value every year. In this example, we have assumed the following:

     (1) you purchase a policy with a $200,000 premium payment;

     (2) a $20,000 withdrawal is made prior to the policy's first Policy Anniversary;

     (3) the Accumulation Value is $220,000 on the first Policy Anniversary; and

     (4) you die in the second Policy Year and the Accumulation Value of the policy has decreased to $175,000.

           The death benefit is the greater of:

(a)  Accumulation Value                   =  $175,000
(b)  Premium payments less                =  $180,000 ($200,000 - $20,000)
     any partial withdrawals; or
(c)  Reset value (Accumulation Value      =  $220,000
     on first Policy Anniversary)

     In this example, your Beneficiary(ies) would receive $220,000.

     The formula guarantees that the amount we pay will at least equal the sum of all premium payments (less any outstanding loan balance, partial withdrawals and surrender charges on such partial withdrawals), independent of the investment experience of the Separate Account. The Beneficiary may receive the amount payable in a lump sum or under any life income payment option which is then available. If more than one Beneficiary is named, each Beneficiary will be paid a pro rata portion from each Allocation Alternative and any DCA Advantage Plan Account in which the policy is invested as of the date we receive proof of death and all requirements necessary to make the payment to that Beneficiary. We will keep the remaining balance in the policy to pay the other Beneficiaries. Due to market fluctuations, the remaining Accumulation Value may increase or decrease and we may pay subsequent Beneficiaries a different amount.

     We will make payments in a lump sum to the Beneficiary unless you have elected or the Beneficiary elects otherwise in a signed written notice which gives us the information that we need. If such an election is properly made, we will apply all or part of these proceeds:

          (i) under the Life Income Payment Option to provide an immediate annuity for the Beneficiary who will be the policy owner and Annuitant; or

---------------

*Note: A proportional withdrawal is an amount equal to the amount withdrawn from the policy divided by the policy's Accumulation Value immediately preceding the withdrawal, multiplied by a) the total of the premium payments made to the policy prior to the withdrawal, less any proportional withdrawals previously processed and surrender charges on those withdrawals, during the first policy year, less any rider charges; or b) the reset value as of the last Policy Anniversary plus any additional premium payments made since the last Policy Anniversary, less any proportional withdrawals made since the last Policy Anniversary and surrender charges on those withdrawals, in the second and subsequent policy years, less any rider charges.

          (ii) under another Income Payment Option we may offer at the time. Payments under the annuity or under any other method of payment we make available must be for the life of the Beneficiary, or for a number of years that is not more than the life expectancy of the Beneficiary at the time of the policy owner's death (as determined for federal tax purposes), and must begin within one year after the Policy Owner's death. (See "DISTRIBUTIONS UNDER THE POLICY--Income Payments" below.)

     If your spouse is the sole primary Beneficiary, we can pay the proceeds to the surviving spouse if you die before the Annuity Commencement Date or the policy can continue with the surviving spouse as (a) the new policy owner, and,
(b) if you were the Annuitant, as the Annuitant. Generally, NYLIAC will not issue a policy to joint owners. However, if NYLIAC makes an exception and issues a jointly owned policy, ownership rights and privileges under the policy must be exercised jointly and benefits under the policy will be paid upon the death of any joint owner. (See "FEDERAL TAX MATTERS--Taxation of Annuities in General.")

     If the Annuitant and, where applicable under another Income Payment option, the Joint Annuitant, if any, die after the Annuity Commencement Date, NYLIAC will pay the sum required by the Income Payment option in effect.

     We will make any distribution or application of policy proceeds within 7 days after NYLIAC receives all documents (including documents necessary to comply with federal and state tax law) in connection with the event or election that causes the distribution to take place, subject to postponement in certain circumstances. (See "DISTRIBUTIONS UNDER THE POLICY--Delay of Payments.")

     INCOME PAYMENTS

     (a) Election of Income Payment Options

     We will make Income Payments under the Life Income Payment Option or under such other option we may offer at that time where permitted by state laws. A lump sum payment may only be made if the Accumulation Value is less than $2,000. You may not request a lump sum payment to be made prior to the maturity date listed on the policy data page of your policy. If the Life Income Payment Option is not chosen, you may change the Income Payment option or request any other method of payment we agree to at any time before the Annuity Commencement Date. However, once payments begin, you may not change the option. If the Life Income Payment Option is chosen, we may require proof of birth date before Income Payments begin. For Income Payment options involving life income, the actual age of the Annuitant will affect the amount of each payment. Since payments based on older Annuitants are expected to be fewer in number, the amount of each annuity payment should be greater. We will make payments under the Life Income Payment option in the same specified amount and over the life of the Annuitant with a guarantee of 10 years of payments, even if the Annuitant dies sooner. NYLIAC does not currently offer variable Income Payment options.

     Under Income Payment options involving life income, the payee may not receive Income Payments equal to the total premium payments if the Annuitant dies before the actuarially predicted date of death. We base Income Payment options involving life income on annuity tables that vary on the basis of sex, unless the policy was issued under an employer sponsored plan or in a state which requires unisex rates.

     (b) Proof of Survivorship

     We may require satisfactory proof of survival, from time to time before we pay any Income Payments or other benefits. We will request the proof at least 30 days prior to the next scheduled payment date.

     DELAY OF PAYMENTS

     We will pay any amounts due from the Separate Account under the policy within seven days of the date NYLIAC receives all documents (including documents necessary to comply with federal and state tax law) in connection with a request.

     Situations where payment may be delayed:

          1. We may delay payment of any amounts due from the Separate Account under the policy and transfers among Investment Divisions from the Separate Account to the Fixed Account during any period that:

             (a) The New York Stock Exchange ("NYSE") is closed for other than usual weekends or holidays, trading is restricted by the Securities and Exchange Commission ("SEC"); or the SEC declares that an emergency exists;

             (b) The SEC, by order, permits us to delay payment in order to protect our policyowners; or

             (c) The check used to pay the premium has not cleared through the banking system. This may take up to 15 days.

          2. We may delay payment of any amount due from the Fixed Account and/or the DCA Advantage Plan Account. When permitted by law, we may defer payment of any partial withdrawal or full surrender request for up to six months from the date of surrender from the Fixed Account and/or DCA Advantage Plan Account. We will pay interest of at least 3.5% per year on any partial withdrawal or full surrender request deferred for 30 days or more.

          3. Federal laws made to combat terrorism and prevent money laundering by criminals might, in certain circumstances, require us to reject a premium payment and/or "freeze" a policy. If these laws apply in a particular policy(ies), we would not be allowed to pay any request for transfers, partial withdrawals, surrenders or death benefits. If a policy or an account is frozen, the Accumulation Value would be moved to a special segregated interest-bearing account and held in that account until instructions are received from the appropriate federal regulator.

     DESIGNATION OF BENEFICIARY

     You may select one or more Beneficiaries and name them in the application. Thereafter, before the Annuity Commencement Date and while the Annuitant is living, you may change the Beneficiary by written notice to NYLIAC. If before the Annuity Commencement Date, the Annuitant dies before you and no Beneficiary for the proceeds or for a stated share of the proceeds survives, the right to the proceeds or shares of the proceeds passes to you. If you are the Annuitant, the proceeds pass to your estate. However, if the policy owner who is not the Annuitant dies before the Annuity Commencement Date, and no Beneficiary for the proceeds or for a stated share of the proceeds survives, the right to the proceeds or shares of the proceeds passes to the policy owner's estate.

     RESTRICTIONS UNDER INTERNAL REVENUE CODE SECTION 403(B)(11)

     With respect to 403(b) Tax Sheltered Annuities distributions attributable to salary reduction contributions made in years beginning after December 31, 1988 (including the earnings on these contributions), as well as to earnings in such years on salary reduction accumulations held as of the end of the last year beginning before January 1, 1989, may not begin before the employee attains age 59 1/2, separates from service, dies or becomes disabled. The plan may also provide for distribution in the case of hardship. However, hardship distributions are limited to amounts contributed by salary reduction. The earnings on such amounts may not be withdrawn. Even though a distribution may be permitted under these rules (e.g. for hardship or after separation from service), it may still be subject to a 10% additional income tax as a premature distribution.

     Under the terms of your plan, you may have the option to invest in other 403(b) funding vehicles, including 403(b)(7) custodial accounts. You should consult your plan document to make this determination.

     LOANS

     Loans are available only if you have purchased your policy in connection with a 403(b) plan and may not be available in all states for plans subject to the Employee Retirement Income Security Act of 1974 ("ERISA"). Under your 403(b) policy, you may borrow against your policy's Accumulation Value after the first Policy Year and prior to the Annuity Commencement Date. Unless we agree otherwise, only one loan may be outstanding at a time. There must be a minimum accumulation value of $5,000 in the contract at the time of the loan. The minimum loan amount is $500. The maximum loan that you may take is the lesser of: (a) 50% of the policy's Accumulation Value on the date of the loan or (b) $50,000. We withdraw a loan processing fee of $25 from the Accumulation Value on a pro rata basis, unless prohibited by applicable state law or regulation. If on the date of the loan you do not have a Fixed Accumulation Value equal to at least 125% (110% in New York) of the loan amount, we will transfer sufficient Accumulation Value from the Investment Divisions and/or any DCA Advantage Plan Accounts on a pro rata basis so that the Fixed Accumulation Value equals 125% (110% in New York) of the loan amount. While a loan is outstanding, you may not make partial withdrawals or transfers which would reduce the Fixed Accumulation Value to an amount less than 125% (110% in New York) of the outstanding loan balance.

     For plans not subject to ERISA, the interest rate paid by the policy owner of the loan will equal 5%. We will credit the assets being held in the Fixed Account to secure the loan with the minimum guaranteed interest rate of 3%. For plans subject to ERISA, we will apply the interest charged on the loan at the then current prime rate at the beginning of the calendar year, plus 1%. We will credit the money being held in the Fixed Account to secure the loan with a rate of interest that is the prime rate less 1%, but it will always be at least equal to the minimum guaranteed interest rate stated on the data page of your policy. For all plans, we will assess interest in arrears as part of the periodic loan repayments.

     You must repay the loan on a periodic basis not less frequently than quarterly and over a period not greater than five years from the date it is taken. If a loan repayment is in default, we will withdraw the amount in default from the Fixed Accumulation value to the extent permitted by federal income tax rules. We will take the withdrawal on a first-in, first-out (FIFO) basis from amounts allocated to the Fixed Account.

     We permit loans to acquire a principal residence under the same terms described above, except that:

          (a) the minimum loan amount is $5,000; and

          (b) repayment of the loan amount may be extended to a maximum of twenty-five years.

     We deduct any outstanding loan balance including any accrued interest from the Fixed Accumulation Value prior to payment of a surrender or the commencement of the annuity benefits. Upon the death of the policy owner or Annuitant, we deduct any outstanding loan balance from the Fixed Accumulation Value as a partial withdrawal as of the date we receive the notice of death.

     Loans are subject to the terms of the policy, your 403(b) plan and the Internal Revenue Code, which may impose restrictions upon them. We reserve the right to suspend, modify, or terminate the availability of loans under this policy at any time. However, any action taken by us will not affect already outstanding loans.

                               THE FIXED ACCOUNT

     The Fixed Account is supported by the assets in NYLIAC's general account, which includes all of NYLIAC's assets except those assets specifically allocated to NYLIAC's separate accounts. NYLIAC has sole discretion to invest the assets of the Fixed Account subject to applicable law. The Fixed Account is not registered under the federal securities laws and is not generally subject to their provisions. Furthermore, the staff of the Securities and Exchange Commission has not reviewed the disclosures in this Prospectus relating to the Fixed Account. These disclosures regarding the Fixed Account may be subject to certain applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

     (a) Interest Crediting

     NYLIAC guarantees that it will credit interest at an effective rate of at least the minimum guaranteed interest rate stated on the data page of your policy to amounts allocated or transferred to the Fixed Account under the policies. We credit interest on a daily basis. NYLIAC may, at its sole discretion, credit a higher rate or rates of interest to the amounts allocated or transferred to the Fixed Account. Interest rates will be set on the anniversary of each payment or transfer. All premium payments and additional amounts (including transfers from other Investment Divisions) allocated to the Fixed Account, plus prior interest earned on such amounts, will receive their applicable interest rate for one-year periods from the anniversary on which the allocation or transfer was made.

     (b) Transfers to Investment Divisions

     You may transfer amounts from the Fixed Account to the Investment Divisions up to 30 days prior to the Annuity Commencement Date, subject to the following conditions.

          1. The maximum amount you are allowed to transfer from the Fixed Account to the Investment Divisions during any Policy Year is 20% of the Fixed Accumulation Value at the beginning of the Policy Year.

          2. The minimum amount that you may transfer from the Fixed Account to the Investment Divisions is the lesser of (i) $500 or (ii) the Fixed Accumulation Value, unless we agree otherwise. Additionally, the remaining values in the Fixed Account must be at least $500. If, after a contemplated transfer, the remaining values in the Fixed Account would be less than $500, that amount must be included in the transfer, unless NYLIAC in its discretion determines otherwise. We determine amounts transferred from the Fixed Account on a first-in, first-out ("FIFO") basis, for purposes of determining the rate at which we credit interest on monies remaining in the Fixed Account.

     Except as part of an existing request relating to the traditional Dollar Cost Averaging option, the Interest Sweep option or any DCA Advantage Plan, you may not transfer money into the Fixed Account if you made a transfer out of the Fixed Account during the previous six-month period.

     You must make transfer requests in writing on a form approved by NYLIAC or by telephone in accordance with established procedures or through our Virtual Service Center (see Question 16).

     We will deduct partial withdrawals and apply any surrender charges to the Fixed Account on a FIFO basis (i.e., from any value in the Fixed Account attributable to premium payments or transfers from Investment Divisions in the same order in which you allocated such payments or transfers to the Fixed Account during the life of the policy). NYLIAC will also determine such partial withdrawals on a FIFO basis, for purposes of determining the rate at which interest will be credited on any monies remaining in the Fixed Account.

     (c) Fixed Account Initial Premium Guarantee

     NYLIAC guarantees that upon any surrender of a policy which occurs within the first three Policy Years, or (the lifetime of the policy for applications signed on or after May 19, 2000 in states where approved) you will receive an amount equal to at least that portion of the initial premium payment which was initially allocated to the Fixed Account. However, this guarantee will not apply if you transfer any amount out of the Fixed Account (except transfers made under the Interest Sweep option) or make any partial withdrawals from the Fixed Account or a DCA Advantage Plan Account.

     See the policy itself for details and a description of the Fixed Account.

                        THE DCA ADVANTAGE PLAN ACCOUNTS

     Like the Fixed Account, the DCA Advantage Plan Accounts are also supported by the assets in NYLIAC's general account. The DCA Advantage Plan Accounts are not registered under the federal securities laws. The information contained in the first paragraph under "The Fixed Account" equally applies to the DCA Advantage Plan Accounts.

     NYLIAC will set interest rates in advance for each date on which we may receive a premium payment to a DCA Advantage Plan Account. We will never declare less than the minimum guaranteed interest rate stated on the data page of your policy. Premium payments into a DCA Advantage Plan Account will receive the applicable interest rate in effect on the Business Day we receive the premium payment. Interest rates for subsequent premium payments made into the same DCA Advantage Plan Account may be different from the rate applied to prior premium payments made into the DCA Advantage Plan Account.

     The annual effective rate that we declare is credited only to amounts remaining in a DCA Advantage Plan Account. We credit the interest on a daily basis. Because money is periodically transferred out of the DCA Advantage Plan Account, amounts in the DCA Advantage Plan Account will not achieve the declared annual effective rate.

                              FEDERAL TAX MATTERS

     INTRODUCTION

     THE FOLLOWING DISCUSSION IS GENERAL AND IS NOT INTENDED AS TAX ADVICE. The Qualified Policies are designed for use by individuals in retirement plans which are intended to qualify as plans qualified for special income tax treatment under Sections 219, 403, 408, 408A or 457 of the Code. The ultimate effect of federal income taxes on the Accumulation Value, on Income Payments and on the economic benefit to you, the Annuitant or the Beneficiary depends on the type of retirement plan for which the Qualified Policy is purchased, on the tax and employment status of the individual concerned and on NYLIAC's tax status. The following discussion assumes that Qualified Policies are used in retirement plans that qualify for the special federal income tax treatment described above. This discussion is not intended to address the tax consequences resulting from all of the situations in which a person may be entitled to or may receive a distribution under a policy. Any person concerned about these tax implications should consult a competent tax adviser before making a premium payment. This discussion is based upon NYLIAC's understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service. We cannot predict the likelihood of continuation of the present federal income tax laws or of the current interpretations by the Internal Revenue Service, which may change from time to time without notice. Any such change could have retroactive effects regardless of the date of enactment. Moreover, this discussion does not take into consideration any applicable state or other tax laws except with respect to the imposition of any state premium taxes. We suggest you consult with your tax adviser.

     TAXATION OF ANNUITIES IN GENERAL

     The following discussion assumes that the policies will qualify as annuity contracts for federal income tax purposes. The Statement of Additional Information discusses such qualifications.

     Section 72 of the Code governs taxation of annuities in general. NYLIAC believes that an annuity policy owner generally is not taxed on increases in the value of a policy until distribution occurs either in the form of a lump sum received by withdrawing all or part of the Accumulation Value (i.e., surrenders or partial withdrawals) or as Income Payments under the Income Payment option elected. The exception to this rule is that generally, a policy owner of any deferred annuity policy who is not a natural person must include in income any increase in the excess of the policy owner's Accumulation Value over the policy owner's investment in the contract during the taxable year. However, there are some exceptions to this exception. You may wish to discuss these with your tax counsel. The taxable portion of a distribution (in the form of an annuity or lump sum payment) is generally taxed as ordinary income. For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the Accumulation Value generally will be treated as a distribution.

     In the case of a withdrawal or surrender distributed to a participant or Beneficiary under a Qualified Policy (other than a Qualified Policy used in a retirement plan that qualifies for special federal income tax treatment under
Section 457 of the Code as to which there are special rules), a ratable portion of the amount received is taxable, generally based on the ratio of the investment in the contract to the total policy value. The "investment in the contract" generally equals the portion, if any, of any premium payments paid by or on behalf of an individual under a policy which is not excluded from the individual's gross income. For policies issued in connection with qualified plans, the "investment in the contract" can be zero. The law requires the use of special simplified methods to determine the taxable amount of payments that are based in whole or in part on the Annuitant's life and that are paid from qualified retirement plans under Section 401(a) and from qualified annuities and Tax Sheltered Annuities under Sections 403(a) and 403(b).

     Generally, in the case of a withdrawal under a Non-Qualified Policy before the Annuity Commencement Date, amounts received are first treated as taxable income to the extent that the Accumulation Value immediately before the withdrawal exceeds the "investment in the contract" at that time. Any additional amount withdrawn is not taxable. On the other hand, upon a full surrender of a Non-Qualified Policy, if the "investment in the contract" exceeds the Accumulation Value (less any surrender charges), the loss is treated as an ordinary loss for federal income tax purposes. However, limitations may apply to the amount of the loss that may be deductible. The IRS has not issued any official guidance as to the manner in which a loss on the surrender of an annuity policy may be reported for income tax purposes, including whether it must be treated as a miscellaneous itemized deduction.

     Although the tax consequences may vary depending on the Income Payment option elected under the policy, in general, only the portion of the Income Payment that represents the amount by which the Accumulation Value exceeds the "investment in the contract" will be taxed. After the investment in the policy is recovered, the full amount of any additional Income Payments is taxable. For fixed Income Payments, in general, there is no tax on the portion of each payment which represents the same ratio that the "investment in the contract" bears to the total expected value of the Income Payments for the term of the payments. However, the remainder of each Income Payment is taxable until the recovery of the investment in the contract, and thereafter the full amount of each annuity payment is taxable. If death occurs before full recovery of the investment in the contract, the unrecovered amount may be deducted on the annuitant's final tax return.

     In the case of a distribution, a penalty tax equal to 10% of the amount treated as taxable income may be imposed. The penalty tax is not imposed in certain circumstances, including, generally, distributions: (1) made on or after the date on which the taxpayer attains age 59 1/2, (2) made as a result of the policy owner's or Annuitant's death or disability, or (3) received in substantially equal installments paid at least annually as a life annuity, (4) received from an Inherited IRA. Other tax penalties may apply to certain distributions pursuant to a Qualified Policy.

     All non-qualified, deferred annuity contracts issued by NYLIAC (or its affiliates) to the same policy owner during any calendar year are to be treated as one annuity contract for purposes of determining the amount includable in an individual's gross income. In addition, there may be other situations in which the Treasury Department may conclude (under its authority to issue regulations) that it would be appropriate to aggregate two or more annuity contracts purchased by the same policy owner. Accordingly, a policy owner should consult a competent tax adviser before purchasing more than one policy or other annuity contract.

     A transfer of ownership of a policy, or designation of an Annuitant or other Beneficiary who is not also the policy owner, may result in certain income or gift tax consequences to the policy owner. A policy owner contemplating any transfer or assignment of a policy should contact a competent tax adviser with respect to the potential tax effects of such a transaction.

     QUALIFIED PLANS

     The Qualified Policy is designed for use with several types of qualified plans. The tax rules applicable to participants and beneficiaries in such qualified plans vary according to the type of plan and the terms and conditions of the plan itself. Special favorable tax treatment may be available for certain types of contributions and distributions (including special rules for certain lump sum distributions to individuals who attained the age of 50 by January 1,
1986). Adverse tax consequences may result from contributions in excess of specified limits, distributions prior to age 59 1/2 (subject to certain exceptions), distributions that do not conform to specified minimum distribution rules and in certain other circumstances. Therefore, this discussion only provides general information about use of the policies with the various types of qualified plans. Policy owners and participants under qualified plans as well as Annuitants and Beneficiaries are cautioned that the rights of any person to any benefits under qualified plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the policy issued in connection with the plan. Purchasers of policies for use with any qualified plan should seek competent legal and tax advice regarding the suitability of the policy.

          (a) Section 403(b) Plans. Under Section 403(b) of the Code, payments made by public school systems and certain tax exempt organizations to purchase annuity policies for their employees are excludable from the gross income of the employee, subject to certain limitations. However, such payments may be subject to FICA (Social Security) taxes.

          (b) Individual Retirement Annuities. Sections 219 and 408 of the Code permit individuals or their employers to contribute to an individual retirement program known as an "Individual Retirement Annuity" or "IRA", including an employer-sponsored Simplified Employee Pension or "SEP". Individual Retirement Annuities are subject to limitations on the amount which may be contributed and deducted and the time when distributions may commence. In addition, distributions from certain other types of qualified plans may be placed into Individual Retirement Annuities on a tax-deferred basis.

          (c) Roth Individual Retirement Annuities. Section 408A of the Code permits individuals with incomes below a certain level to contribute to an individual retirement program known as a "Roth Individual Retirement Annuity" or "Roth IRA." Roth IRAs are subject to limitations on the amount that may be contributed. Contributions to Roth IRAs are not deductible, but distributions from Roth IRAs that meet certain requirements are not included in gross income. Certain individuals are eligible to convert their existing non-Roth IRAs into Roth IRAs. They will be subject to income tax at the time of conversion.

          (d) Deferred Compensation Plans. Section 457 of the Code, while not actually providing for a qualified plan as that term is normally used, provides for certain deferred compensation plans with respect to service for state governments, local governments, political subdivisions, agencies, instrumentalities and certain affiliates of such entities and tax exempt organizations which enjoy special treatment. The policies can be used with such plans. Under such plans, a participant may specify the form of investment in which his or her participation will be made. Such investments are generally owned by, and are subject to, the claims of the general creditors of the sponsoring employer, except that Section 457 plans of state and local government must be held and used for the exclusive benefit of participants and beneficiaries in a trust or annuity contract.

          (e) Inherited IRAs. This policy may also be issued as an Inherited IRA if, after the death of the owner of an IRA, the named Beneficiary (other than the IRA owner's spouse) directs that the IRA death proceeds be transferred to a new policy issued as an Inherited IRA. The named Beneficiary of the original IRA policy will become the Annuitant under the Inherited IRA and may generally exercise all rights under the Inherited IRA policy, including the right to name his or her own Beneficiary in the event of death.

          Special tax rules apply to an Inherited IRA. The tax law does not permit additional premiums to be contributed to an Inherited IRA policy. Also, in order to avoid certain income tax penalties, a Required Minimum Distribution (RMD) must be withdrawn each year from an Inherited IRA policy. The first RMD must be taken on or before December 31 of the calendar year following the year of the original IRA owner's death. The tax penalty equals 50% of the excess of the RMD amount over the amounts, if any, actually withdrawn from the Inherited IRA during the calendar year.

                          DISTRIBUTOR OF THE POLICIES

     NYLIFE Distributors Inc. ("NYLIFE Distributors"), 169 Lackawanna Avenue, Parsippany, New Jersey 07054-1057 is the principal underwriter and the distributor of the policies. It is an indirect wholly-owned subsidiary of New York Life. The maximum commission typically paid to broker-dealers who have entered into dealer agreements with NYLIFE Distributors is 6.25%. A portion of this amount will be paid as commissions to registered representatives.

                                 VOTING RIGHTS

     The Funds are not required to and typically do not hold routine annual stockholder meetings. Special stockholder meetings will be called when necessary. To the extent required by law, NYLIAC will vote the Eligible Portfolio shares held in the Investment Divisions at special stockholder meetings of the Funds in accordance with instructions we receive from persons having voting interests in the corresponding Investment Divisions. If, however, the federal securities laws are amended, or if NYLIAC's present interpretation should change, and as a result, NYLIAC determines that it is allowed to vote the Eligible Portfolio shares in its own right, we may elect to do so.

     Prior to the Annuity Commencement Date, you hold a voting interest in each Investment Division to which you have money allocated. We will determine the number of votes which are available to you by dividing the Accumulation Value attributable to an Investment Division by the net asset value per share of the applicable Eligible Portfolios. We will calculate the number of votes which are available to you separately for each Investment Division. We will determine that number by applying your percentage interest, if any, in a particular Investment Division to the total number of votes attributable to the Investment Division.

     We will determine the number of votes of the Eligible Portfolio which are available as of the date established by the Portfolio of the relevant Fund. Voting instructions will be solicited by written communication prior to such meeting in accordance with procedures established by the relevant Fund.

     If we do not receive timely instructions, we will vote those shares in proportion to the voting instructions which are received with respect to all policies participating in that Investment Division. We will apply voting instructions to abstain on any item to be voted upon on a pro rata basis to reduce the votes eligible to be cast. Each person having a voting interest in an Investment Division will receive proxy material, reports and other materials relating to the appropriate Eligible Portfolio.

                           TABLE OF CONTENTS FOR THE
                  STATEMENT OF ADDITIONAL INFORMATION ("SAI")

     The SAI contains more details concerning the subjects discussed in this Prospectus. The following is the Table of Contents for the SAI:

                                                              PAGE
                                                              ----
THE POLICIES................................................    2
  Valuation of Accumulation Units...........................    2
INVESTMENT PERFORMANCE CALCULATIONS.........................    2
  MainStay VP Cash Management Investment Division...........    2
  MainStay VP Government--Initial Class, MainStay VP High
     Yield Corporate Bond--Initial Class and MainStay VP
     Bond--Initial Class Investment Division Yields.........    3
  Average Annual Total Return...............................    3
ANNUITY PAYMENTS............................................    4
GENERAL MATTERS.............................................    4
FEDERAL TAX MATTERS.........................................    4
  TAXATION OF NEW YORK LIFE INSURANCE AND ANNUITY
     CORPORATION............................................    4
  TAX STATUS OF THE POLICIES................................    5
DISTRIBUTOR OF THE POLICIES.................................    5
SAFEKEEPING OF SEPARATE ACCOUNT ASSETS......................    6
STATE REGULATION............................................    6
RECORDS AND REPORTS.........................................    6
LEGAL PROCEEDINGS...........................................    6
FINANCIAL STATEMENTS........................................    6
OTHER INFORMATION...........................................    6
FINANCIAL STATEMENTS........................................  F-1

   How to obtain a New York Life LifeStages(R) Variable Annuity Statement of
                            Additional Information.

               Call (800) 598-2019 or send this request form to:

                          NYLIAC Variable Products Service Center
                          Madison Square Station
                          P.O. Box 922
                          New York, NY 10159

--------------------------------------------------------------------------------

    Please send me a New York Life LifeStages(R) Variable Annuity Statement
                  of Additional Information dated May 1, 2003:

--------------------------------------------------------------------------------
Name

--------------------------------------------------------------------------------
Address

--------------------------------------------------------------------------------
City                            State                            Zip

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                      STATEMENT OF ADDITIONAL INFORMATION

                                  MAY 1, 2003
                                      FOR

                  NEW YORK LIFE LIFESTAGES(R) VARIABLE ANNUITY
                                      FROM
                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
                                  INVESTING IN
                  NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

     This Statement of Additional Information ("SAI") is not a prospectus. The SAI contains information that expands upon subjects discussed in the current New York Life LifeStages(R) Variable Annuity Prospectus. You should read the SAI in conjunction with the current New York Life LifeStages(R) Variable Annuity Prospectus dated May 1, 2003. You may obtain a copy of the Prospectus by calling New York Life Insurance and Annuity Corporation ("NYLIAC") at (800) 598-2019 or writing to NYLIAC at 51 Madison Avenue, Room 452, New York, New York 10010. Terms used but not defined in this SAI have the same meaning as in the current New York Life LifeStages(R) Variable Annuity Prospectus.

                               TABLE OF CONTENTS*

                                                              PAGE
                                                              ----
THE POLICIES (21)...........................................     2
     Valuation of Accumulation Units (28)...................     2
INVESTMENT PERFORMANCE CALCULATIONS.........................     2
     MainStay VP Cash Management Investment Division........     2
     MainStay VP Government--Initial Class, MainStay VP High
       Yield Corporate Bond--Initial Class and MainStay VP
       Bond--Initial Class Investment Division Yields.......     3
     Average Annual Total Return............................     3
ANNUITY PAYMENTS............................................     4
GENERAL MATTERS.............................................     4
FEDERAL TAX MATTERS (42)....................................     4
     Taxation of New York Life Insurance and Annuity
       Corporation..........................................     4
     Tax Status of the Policies.............................     5
DISTRIBUTOR OF THE POLICIES.................................     5
SAFEKEEPING OF SEPARATE ACCOUNT ASSETS......................     6
STATE REGULATION............................................     6
RECORDS AND REPORTS.........................................     6
LEGAL PROCEEDINGS...........................................     6
FINANCIAL STATEMENTS........................................     6
OTHER INFORMATION...........................................     6
FINANCIAL STATEMENTS........................................   F-1

------------
* (Numbers in parentheses refer to page numbers of corresponding sections of the current New York Life LifeStages(R) Variable Annuity Prospectus.)

                                  THE POLICIES

     The following provides additional information about the policies and supplements the description in the Prospectus.

     VALUATION OF ACCUMULATION UNITS

     Accumulation Units are valued separately for each Investment Division of the Separate Account. The method used for valuing Accumulation Units in each Investment Division is the same. We arbitrarily set the value of each Accumulation Unit as of the date operations began for the Investment Division. Thereafter, the value of an Accumulation Unit of an Investment Division for any Business Day equals the value of an Accumulation Unit in that Investment Division as of the immediately preceding Business Day multiplied by the "Net Investment Factor" for that Investment Division for the current Business Day.

     We determine the Net Investment Factor for each Investment Division for any period from the close of the preceding Business Day to the close of the current Business Day (the "Valuation Period") by the following formula:

                                    (a/b)-c
Where: a= the result of:

             (1) the net asset value per share of the Eligible Portfolio shares held in the Investment Division determined at the end of the current Valuation Period, plus

             (2) the per share amount of any dividend or capital gain
                 distribution made by the Eligible Portfolio for shares held in the Investment Division if the "ex-dividend" date occurs during the current Valuation Period;

          b= the net asset value per share of the Eligible Portfolio shares held in the Investment Division determined as of the end of the immediately preceding Valuation Period; and

          c= a factor representing the charges deducted from the applicable Investment Division on a daily basis. Such factor is equal, on an annual basis, to 1.40% of the daily average Variable Accumulation Value. (See "Charges and Deductions -- Other Charges" in the Prospectus.)

     The Net Investment Factor may be greater or less than one. Therefore, the value of an Accumulation Unit in an Investment Division may increase or decrease from Valuation Period to Valuation Period.

                      INVESTMENT PERFORMANCE CALCULATIONS

     MAINSTAY VP CASH MANAGEMENT INVESTMENT DIVISION

     NYLIAC calculates the MainStay VP Cash Management Investment Division's current annualized yield for a seven-day period in a manner which does not take into consideration any realized or unrealized gains or losses on shares of the MainStay VP Cash Management Portfolio or on its portfolio securities. This current annualized yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation) in the value of a hypothetical account having a balance of one unit of the MainStay VP Cash Management Investment Division at the beginning of such seven-day period, dividing such net change in account value by the value of the account at the beginning of the period to determine the base period return and annualizing this quotient on a 365-day basis. The net change in account value reflects the deductions for the administration fee and the mortality and expense risk charge and income and expenses accrued during the period. Because of these deductions, the yield for the MainStay VP Cash Management Division will be lower than the yield for the MainStay VP Cash Management Portfolio.

     NYLIAC also calculates the effective yield of the MainStay VP Cash Management Investment Division for the same seven-day period on a compounded basis. The effective yield is calculated by compounding the unannualized base period return by adding one to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result.

     The yield on amounts held in the MainStay VP Cash Management Investment Division normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The MainStay VP Cash Management Investment Division's actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the MainStay VP Cash Management Portfolio, the types and quality of portfolio securities held by the MainStay VP Cash Management Portfolio, and its operating expenses.

    MAINSTAY VP GOVERNMENT--INITIAL CLASS, MAINSTAY VP HIGH YIELD CORPORATE BOND--INITIAL CLASS AND MAINSTAY VP BOND--INITIAL CLASS INVESTMENT DIVISION YIELDS

     The current annualized yield of the MainStay VP Government--Initial Class, MainStay VP High Yield Corporate Bond--Initial Class and MainStay VP Bond--Initial Class Investment Divisions refers to the income generated by these Investment Divisions over a specified 30-day period. Because the yield is annualized, the yield generated by an Investment Division during the 30-day period is assumed to be generated each 30-day period. We compute the yield by dividing the net investment income per accumulation unit earned during the period by the price per unit on the last day of the period, according to the following formula:

----                        YIELD = 2[(a-b+1)(6)-1]
                                                                 cd

Where: a = net investment income earned during the period by the Portfolio attributable to shares owned by the MainStay VP Government--Initial Class, MainStay VP High Yield Corporate Bond--Initial Class or MainStay VP Bond--Initial Class Investment Division.

         b = expenses accrued for the period (net of reimbursements).

         c = the average daily number of accumulation units outstanding during the period.

         d = the maximum offering price per accumulation unit on the last day of the period.

     Accrued expenses will include all recurring fees that are charged to all policy owner accounts. The yield calculations do not reflect the effect of any surrender charges that may be applicable to a particular policy. Surrender charges range from 7% to 0% of the amount withdrawn depending on the elapsed time since a premium payment was made.

     Because of the charges and deductions imposed by the Separate Account the yield for the Investment Divisions will be lower than the yield for the corresponding Portfolio of the Fund. The yield on amounts held in the Investment Divisions normally will fluctuate over time. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The MainStay VP Government--Initial Class, MainStay VP High Yield Corporate Bond--Initial Class or MainStay VP Bond--Initial Class Investment Division's actual yield will be affected by the types and quality of portfolio securities held by the MainStay VP Government--Initial Class, MainStay VP High Yield Corporate Bond--Initial Class and MainStay VP Bond--Initial Class Portfolios of the Fund and their operating expenses.

     AVERAGE ANNUAL TOTAL RETURN. Average annual total return quotations for the Investment Divisions are computed by finding the average annual compounded rates of return over the periods shown that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                P(1+T)(n) = ERV

Where: P = a hypothetical initial payment of $1,000.

         T = average annual total return.

         n = number of years.

    ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one, five, or ten-year period or the inception date, at the end of the one, five or ten-year period (or fractional portion thereof).

     All total return figures are prepared under methods the SEC requires when advertising performance information. For periods beginning on or after the dates when the Investment Divisions started operations, the average annual total return (if surrendered) figures may be referred to as "standardized" performance. For periods before the dates when the Investment Divisions started operations, the figures are considered "non-standardized". The average annual total return (no surrender) figures are all considered "non-standardized".

     Performance data for the Investment Divisions may be compared, in advertisements, sales literature and reports to shareholders, to: (i) the investment returns on various mutual funds, stocks, bonds, certificates of deposit, tax free bonds, or common stock and bond indexes; and (ii) other groups of variable annuity separate accounts or other investment products tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds and other investment companies by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons who rank such investment companies on overall performance or other criteria.

     Reports and promotional literature may also contain the ratings New York Life and NYLIAC have received from independent rating agencies. New York Life and NYLIAC are among only a few companies that have consistently received among the highest possible ratings from the four major independent rating companies for financial strength and stability: A.M. Best, Fitch, Moody's and Standard and Poor's. However, neither New York Life nor NYLIAC guarantees the investment performance of the Investment Divisions.

                                ANNUITY PAYMENTS

     We will make equal annuity payments each month under the Life Income Payment Option during the lifetime of the Annuitant. Once payments begin, they do not change and are guaranteed for 10 years even if the Annuitant dies sooner. If the Annuitant dies before all guaranteed payments have been made, the rest will be made to the Beneficiary. We may require that the payee submit proof of the Annuitant's survivorship as a condition for future payments beyond the 10-year guaranteed payment period.

     On the Annuity Commencement Date, we will determine the Accumulation Value of your policy and use that value to calculate the amount of each annuity payment. We determine each annuity payment by applying the Accumulation Value, less any premium taxes, to the annuity factors specified in the annuity table set forth in the policy. Those factors are based on a set amount per $1,000 of proceeds applied. The appropriate rate must be determined by the sex (except where, as in the case of certain Qualified Policies and other employer-sponsored retirement plans, such classification is not permitted), date of application and age of the Annuitant. The dollars applied are then divided by 1,000 and the result multiplied by the appropriate annuity factor from the table to compute the amount of each monthly annuity payment.

                                GENERAL MATTERS

     NON-PARTICIPATING. The policies are non-participating. Dividends are not paid.

     MISSTATEMENT OF AGE OR SEX. If the Annuitant's stated age and/or sex in the policy are incorrect, NYLIAC will change the benefits payable to those which the premium payments would have purchased for the correct age and sex. Sex is not a factor when annuity benefits are based on unisex annuity payment rate tables. (See "Income Payments--Election of Income Payment Options" at page 39 of the Prospectus.) If we made payments based on incorrect age or sex, we will increase or reduce a later payment or payments to adjust for the error. Any adjustment will include interest, at 3.5% per year, from the date of the wrong payment to the date the adjustment is made.

     ASSIGNMENTS. If permitted by the plan or by law for the plan indicated in the application for the policy, you may assign a Non-Qualified Policy or any interest in it prior to the Annuity Commencement Date and during the Annuitant's lifetime. NYLIAC will not be deemed to know of an assignment unless it receives a copy of a duly executed instrument evidencing such assignment. Further, NYLIAC assumes no responsibility for the validity of any assignment. (See "Federal Tax Matters--Taxation of Annuities in General" at page 42 of the Prospectus.)

     MODIFICATION. NYLIAC may not modify the policy without your consent except to make the policy meet the requirements of the Investment Company Act of 1940, or to make the policy comply with any changes in the Internal Revenue Code or as required by the Code in order to continue treatment of the policy as an annuity, or by any other applicable law.

     INCONTESTABILITY. We rely on statements made in the application. They are representations, not warranties. We will not contest the policy after it has been in force during the lifetime of the Annuitant for two years from the Policy Date.

                              FEDERAL TAX MATTERS

     TAXATION OF NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

     NYLIAC is taxed as a life insurance company. Because the Separate Account is not an entity separate from NYLIAC, and its operations form a part of NYLIAC, it will not be taxed separately as a "regulated investment company" under Subchapter M of the Code. Investment income and realized net capital gains on the assets of the Separate Account are reinvested and are taken into account in determining the Accumulation Value. As a result, such investment income and realized net capital gains are automatically retained as part of the reserves under the policy. Under existing federal income tax law, NYLIAC believes that Separate Account investment income and realized net capital gains should not be taxed to the extent that such income and gains are retained as part of the reserves under the policy.

     TAX STATUS OF THE POLICIES

     Section 817(h) of the Code requires that the investments of the Separate Account must be "adequately diversified" in accordance with Treasury regulations in order for the policies to qualify as annuity contracts under Section 72 of the Code. The Separate Account intends to comply with the diversification requirements prescribed by the Treasury under Treasury Regulation Section 1.817-5.

     To comply with regulations under Section 817(h) of the Code, the Separate Account is required to diversify its investments, so that on the last day of each quarter of a calendar year, no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S. Government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. Government or an agency or instrumentality of the U.S. Government is treated as a security issued by the U.S. Government or its agency or instrumentality, whichever is applicable.

     Although the Treasury Department has issued regulations on the diversification requirements, such regulations do not provide guidance concerning the extent to which policy owners may direct their investments to particular subaccounts of a separate account, or the permitted number of such subaccounts. It is unclear whether additional guidance in this regard will be issued in the future. It is possible that if such guidance is issued, the policy may need to be modified to comply with such additional guidance. For these reasons, NYLIAC reserves the right to modify the Policy as necessary to attempt to prevent the policy owner from being considered the owner of the assets of the Separate Account or otherwise to qualify the policy for favorable tax treatment.

     The Code also requires that non-qualified annuity contracts contain specific provisions for distribution of the policy proceeds upon the death of any policy owner. In order to be treated as an annuity contract for federal income tax purposes, the Code requires that such policies provide that (a) if any policy owner dies on or after the Annuity Commencement Date and before the entire interest in the policy has been distributed, the remaining portion must be distributed at least as rapidly as under the method in effect on the policy owner's death; and (b) if any policy owner dies before the Annuity Commencement Date, the entire interest in the policy must generally be distributed within 5 years after the policy owner's date of death. These requirements will be considered satisfied if the entire interest of the policy is used to purchase an immediate annuity under which payments will begin within one year of the policy owner's death and will be made for the life of the Beneficiary or for a period not extending beyond the life expectancy of the Beneficiary. If the Beneficiary is the policy owner's surviving spouse, the policy may be continued with the surviving spouse as the new policy owner. If the policy owner is not a natural person, these "death of Owner" rules apply when the primary Annuitant is changed. Non-Qualified Policies contain provisions intended to comply with these requirements of the Code. No regulations interpreting these requirements of the Code have yet been issued and thus no assurance can be given that the provisions contained in these policies satisfy all such Code requirements. The provisions contained in these policies will be reviewed and modified if necessary to assure that they comply with the Code requirements when clarified by regulation or otherwise.

     Withholding of federal income taxes on the taxable portion of all distributions may be required unless the recipient elects not to have any such amounts withheld and properly notifies NYLIAC of that election. Different rules may apply to United States citizens or expatriates living abroad. In addition, some states have enacted legislation requiring withholding.

     Even if a recipient elects no withholding, special rules may require NYLIAC to disregard the recipient's election if the recipient fails to supply NYLIAC with a "TIN" or taxpayer identification number (social security number for individuals) or if the Internal Revenue Service notifies NYLIAC that the TIN provided by the recipient is incorrect.

                          DISTRIBUTOR OF THE POLICIES

     NYLIFE Distributors Inc. ("NYLIFE Distributors"), is the principal underwriter and distributor of the policies. It is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. NYLIFE Distributors is an indirect wholly-owned subsidiary of New York Life. The maximum commission typically paid to broker-dealers who have entered into dealer agreements with NYLIFE Distributors is 6.25%. A portion of this amount will be paid as commissions to registered representatives.

     For the years ended December 31, 2000, 2001 and 2002 NYLIAC paid commissions of $64,378,332, $39,129,761 and $19,439,613 respectively, none of which was retained by NYLIFE Distributors.

     The policies are sold and premium payments are accepted on a continuous basis.

                     SAFEKEEPING OF SEPARATE ACCOUNT ASSETS

     NYLIAC holds title to assets of the Separate Account. The assets are kept physically segregated and held separate and apart from NYLIAC's general corporate assets. Records are maintained of all purchases and redemptions of Eligible Portfolio shares held by each of the Investment Divisions.

                                STATE REGULATION

     NYLIAC is a stock life insurance company organized under the laws of Delaware, and is subject to regulation by the Delaware State Insurance Department. We file an annual statement with the Delaware Commissioner of Insurance on or before March 1 of each year covering the operations and reporting on the financial condition of NYLIAC as of December 31 of the preceding calendar year. Periodically, the Delaware Commissioner of Insurance examines the financial condition of NYLIAC, including the liabilities and reserves of the Separate Account.

     In addition, NYLIAC is subject to the insurance laws and regulations of all the states where it is licensed to operate. The availability of certain policy rights and provisions depends on state approval and/or filing and review processes. Where required by state law or regulation, the policies will be modified accordingly.

                              RECORDS AND REPORTS

     NYLIAC maintains all records and accounts relating to the Separate Account. As presently required by the federal securities laws, NYLIAC will mail to you at your last known address of record, at least semi-annually after the first Policy Year, reports containing information required under the federal securities laws or by any other applicable law or regulation.

                               LEGAL PROCEEDINGS

     NYLIAC is a defendant in individual suits arising from its agency sales force, insurance (including variable contracts registered under the federal securities law), investment, retail securities, and/or other operations, including actions involving retail sales practices. Most of these actions seek substantial or unspecified compensatory and punitive damages. NYLIAC is also from time to time involved in various governmental, administrative, and investigative proceedings and inquiries.

     Notwithstanding the uncertain nature of litigation and regulatory inquiries, the outcome of which cannot be predicted, NYLIAC believes that, after provisions made in the financial statements, the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on NYLIAC's financial position; however, it is possible that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on NYLIAC's operating results for a given year.

                              FINANCIAL STATEMENTS

     The balance sheet of NYLIAC as of December 31, 2002 and 2001 and the statements of income, of stockholder's equity and of cash flows for each of the three years in the period ended December 31, 2002 included in this Statement of Additional Information have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

     The Separate Account statement of assets and liabilities as of December 31, 2002 and the statement of operations, statement of changes in net assets and the financial highlights for each of the periods indicated in this Statement of Additional Information have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

                               OTHER INFORMATION

     NYLIAC filed a registration statement with the Securities and Exchange Commission, under the Securities Act of 1933 as amended, with respect to the policies discussed in the Prospectus and this Statement of Additional Information. We have not included all of the information set forth in the registration statement, amendments and exhibits to the registration statement in the Prospectus and this Statement of Additional Information. We intend the statements contained in the Prospectus and this Statement of Additional Information concerning the content of the policies and other legal instruments to be summaries. For a complete statement of the terms of these documents, you should refer to the instruments filed with the Securities and Exchange Commission. The omitted information may be obtained at the principal offices of the Securities and Exchange Commission in Washington, D.C., upon payment of prescribed fees, or through the Commission's website at www.sec.gov.

                          Supplement dated May 1, 2003

                   to the Prospectuses dated May 1, 2003 for
                   LIFESTAGES(R) ESSENTIALS VARIABLE ANNUITY
                LIFESTAGES(R) FLEXIBLE PREMIUM VARIABLE ANNUITY
                     LIFESTAGES(R) SELECT VARIABLE ANNUITY
                       LIFESTAGES(R) VARIABLE ANNUITY AND
                  LIFESTAGES(R) PREMIUM PLUS VARIABLE ANNUITY

                                  INVESTING IN
                  NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

This supplement amends the Prospectus for the LifeStages(R) Essentials Variable Annuity, the LifeStages(R) Flexible Premium Variable Annuity, the LifeStages(R) Select Variable Annuity, the LifeStages(R) Variable Annuity and the LifeStages(R) Premium Plus Variable Annuity policies ("policies"). You should read this information carefully and retain this supplement for future reference together with the prospectus(es). All capitalized terms have the same meaning as those included in the prospectuses.

This supplement only applies to policies issued to fund a Pension Plan. The purpose of this supplement is to modify the prospectuses to disclose the terms under which the policies will be issued to fund a Pension Plan qualified under
Section 401(a) of the Internal Revenue Code of 1986 as amended ("Code"). The main differences between the policies described in the May 2003 prospectuses and policies issued to fund a Pension Plan, are that policies issued to fund a Pension Plan: (1) will have higher minimum initial and additional premium payments, (2) will not include the Unemployment Benefit Rider, and (3) cannot add the Enhanced Spousal Continuance Rider. Keeping this in mind, please note that the prospectuses for policies issued to fund a Pension Plan are modified as follows:

A. DEFINITIONS

1. Replace the definition of "Non-Qualified Policies" with the following:

        Non-Qualified Policies: Policies that are not available for use by individuals in connection with employee retirement plans that are intended to qualify for special federal income tax treatment under Sections 403(a), 403(b), 408, 408A and 457 of the Code. Non-Qualified Policies include policies issued to other retirement plans or arrangements, including Pension Plans qualifying under Section 401(a) of the Code.

2. Replace the definition of "Qualified Policies" with the following:

        Qualified Policies: Policies for use by individuals under employee retirement plans that are intended to qualify for special federal income tax treatment under Sections 403(a), 403(b), 408, 408A and 457 of the Code. Qualified Policies do not include policies issued to any other retirement plan or arrangement, including Pension Plans qualifying under
        Section 401(a) of the Code.

3. Add the following definition of "Pension Plan":

        Pension Plan: A retirement plan that is qualified under Section 401(a) of the Code.

B. QUESTIONS AND ANSWERS

1. For LifeStages(R) Variable Annuity, LifeStages(R) Premium Plus, LifeStages(R) Essentials and LifeStages(R) Select policies, delete the first two sentences to "What are the minimum initial and maximum additional premium payments?" and replace them with the following:

        (a) for LifeStages(R) Variable Annuity policies:
            Unless we permit otherwise, the minimum initial premium for policies issued to fund a Pension Plan is $10,000. The minimum additional premium payment for policies issued to fund a Pension Plan is $10,000 or such lower amount as we may permit at any time.

          (b) for LifeStages(R) Premium Plus policies:
              Unless we permit otherwise, the minimum initial premium for policies issued to fund a Pension Plan is $10,000. The minimum additional premium payment for policies issued to fund a Pension Plan is $10,000 or such lower amount as we may permit at any time.

          (c) for LifeStages(R) Essentials policies:
              Unless we permit otherwise, the minimum initial premium for policies issued to fund a Pension Plan is $10,000. The minimum additional premium payment for policies issued to fund a Pension Plan is $10,000.

          (d) for LifeStages(R) Select policies:
              Unless we permit otherwise, the minimum initial premium payment is $25,000. The minimum additional premium payment for policies issued to fund a Pension Plan is $10,000.

2. For LifeStages(R) Flexible Premium policies, delete the first two sentences of the third full paragraph to the answer to "What are the minimum initial and maximum additional premium payments?" and replace them with the following:

        Unless we permit otherwise, the minimum initial premium for policies issued to fund a Pension Plan is $10,000. The minimum additional payment is $50 or such lower amount as we may permit at any time.

C. THE POLICIES -- Qualified and Non-Qualified Policies

1. Under the first paragraph of this section, delete the fourth sentence and replace the fifth sentence with the following:

        You may purchase a Qualified Policy for use with any one of the retirement plans listed below.

2. Under the next full paragraph that begins "If you are considering a Qualified Policy. . .," revise the first sentence to read:

        If you are considering a Qualified Policy or a Non-Qualified Policy issued to fund a Pension Plan, you should be aware that this annuity will fund a retirement plan that already provides for tax deferral under the Internal Revenue Code.

3. In the same paragraph, delete the disclosure immediately following clause (4) (for the LifeStages(R) Flexible Premium Variable Annuity) and immediately following clause (5) (for the LifeStages(R) Variable Annuity, the LifeStages(R) Premium Plus Variable Annuity, the LifeStages(R) Essentials Variable Annuity and the LifeStages(R) Select Variable Annuity policies) and replace it with the following:

        An Unemployment Benefit Rider (not available for policies issued to fund a Pension Plan) and Living Needs Benefit Rider, which allow you to withdraw money from your policy without the imposition of surrender charges, subject to the terms of each rider;

D. THE POLICIES -- Policy Application and Premium Payments

1. For LifeStages(R) Variable Annuity, LifeStages(R) Premium Plus, LifeStages(R) Essentials and LifeStages(R) Select policies, under the section entitled Policy Application and Premium Payments, delete the first two sentences of the fourth paragraph and replace them with the following:

        (a) for LifeStages(R) Variable Annuity policies:
            Unless we permit otherwise, the minimum initial premium for policies issued to fund a Pension Plan is $10,000. The minimum additional premium payment for policies issued to fund a Pension Plan is $10,000 or such lower amount as we may permit at any time.

        (b) for LifeStages(R) Premium Plus policies:
            Unless we permit otherwise, the minimum initial premium for policies issued to fund a Pension Plan is $10,000. The minimum additional premium payment for policies issued to fund a Pension Plan is $10,000 or such lower amount as we may permit at any time.

        (c) for LifeStages(R) Essentials policies:
            Unless we permit otherwise, the minimum initial premium for policies issued to fund a Pension Plan is $10,000. The minimum additional premium payment for policies issued to fund a Pension Plan is $10,000.

        (d) for LifeStages(R) Select policies: Unless we permit otherwise, the minimum initial premium payment is $25,000. The minimum additional premium payment for policies issued to fund a Pension Plan is $10,000.

2. For LifeStages(R) Flexible Premium policies, under the section entitled Policy Application and Premium Payments, delete the first two sentences of the fifth paragraph and replace them with the following:

        Unless we permit otherwise, the minimum initial premium for policies issued to fund a Pension Plan is $10,000. The minimum additional payment is $50 or such lower amount as we may permit at any time.

E. THE POLICIES -- Riders

1. For the LifeStages(R) Flexible Premium Variable Annuity, the LifeStages(R) Variable Annuity, the LifeStages(R) Premium Plus Variable Annuity, the LifeStages(R) Essentials Variable Annuity and the LifeStages(R) Select

   Variable Annuity policies, under the heading "Riders," delete the first sentence and replace it with the following:

        At no additional charge, we include two riders under the policy: an Unemployment Benefit Rider (for IRAs, Roth IRAs and all Non-Qualified Policies except policies issued to fund a Pension Plan) and a Living Needs Benefit Rider (for all types of policies).

2. For the LifeStages(R) Flexible Premium Variable Annuity, the LifeStages(R) Variable Annuity, the LifeStages(R) Premium Plus Variable Annuity, the LifeStages(R) Essentials Variable Annuity and the LifeStages(R) Select Variable Annuity policies, under the heading "Riders -- Unemployment Benefit Rider," delete the first sentence and replace it with the following:

        For all IRAs, Roth IRAs and all Non-Qualified Policies (except policies issued to fund a Pension Plan), if you become unemployed, you may be eligible to increase the amount that can be withdrawn from your policy up to 50% without paying surrender charges.

3. Under the heading "Riders - Enhanced Beneficiary Benefit Rider (optional)," delete the eighth full paragraph and replace it with the following:

        There will be no payment under the EBB Rider if, on the date we calculate the EBB: 1) there is no Gain, 2) the policy's Accumulation Value is less than your premium payments made and not previously withdrawn, or 3) the Rider has ended or terminated. The EBB Rider will end on the earliest of the following: 1) on the Annuity Commencement Date, 2) if you surrender the policy or 3) if you transfer ownership of the policy. You cannot cancel this Rider without surrendering your policy.

4. Under the section "Riders," delete the heading "Enhanced Spousal Continuance Rider (optional)" and the four paragraphs of disclosure under that heading.

F. FEDERAL TAX MATTERS

1. Under the section "Federal Tax Matters - Qualified Plans," delete the heading "Qualified Plans" and the first paragraph under that heading and replace it with the following:

QUALIFIED POLICIES

     Qualified Policies are designed for use with retirement plans that qualify for special federal income tax treatment under Sections 401(a), 403(a), 403(b), 408, 408A and 457 of the Code. The tax rules applicable to participants and beneficiaries in these plans vary according to the type of plan and the terms and conditions of the plan itself. Special favorable tax treatment may be available for certain types of contributions and distributions (including special rules for certain lump sum distributions to individuals who attained the age of 50 by January 1, 1986). Adverse tax consequences may result from contributions in excess of specified limits, distributions prior to age 59 1/2 (subject to certain exceptions), distributions that do not conform to specified minimum distribution rules and in certain other circumstances. Therefore, this discussion only provides general information about the use of Qualified Policies with the plans described below. Policy owners and participants under these plans, as well as Annuitants and Beneficiaries are cautioned that the rights of any person to any benefits under the plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the policy issued in connection with the plan. Purchasers of Qualified Policies should seek competent legal and tax advice regarding the suitability of the policy.
--------------------------------------------------------------------------------

                New York Life Insurance and Annuity Corporation
                               51 Madison Avenue
                            New York, New York 10010

                  NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

                              FINANCIAL STATEMENTS

            SERIES I POLICIES:               LifeStages(R) Variable Annuity
                                             LifeStages(R) Flexible Premium Variable
                                             Annuity
                                             MainStay Plus Variable Annuity

            SERIES II POLICIES:              LifeStages(R) Access Variable Annuity
                                             MainStay Access Variable Annuity

            SERIES III POLICIES:             LifeStages(R) Premium Plus Variable
                                             Annuity
                                             MainStay Premium Plus Variable Annuity
                                             AmSouth Premium Plus Variable Annuity

            SERIES IV POLICIES:              LifeStages(R) Essentials Variable Annuity
                                             MainStay Plus II Variable Annuity

            SERIES V POLICIES:               LifeStages(R) Select Variable Annuity
                                             MainStay Select Variable Annuity

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 2002


                                                                                MAINSTAY VP      MAINSTAY VP
                                                               MAINSTAY VP        CAPITAL            CASH
                                                                   BOND         APPRECIATION      MANAGEMENT
                                                              ------------------------------------------------
ASSETS:
  Investment at net asset value.............................   $268,227,861     $348,791,182     $365,411,652

LIABILITIES:
  Liability to New York Life Insurance and Annuity
  Corporation for:
    Mortality and expense risk charges......................        824,263        1,200,530        1,197,964
    Administrative charges..................................         81,993          140,207          107,609
                                                               ------------     ------------     ------------
      Total net assets......................................   $267,321,605     $347,450,445     $364,106,079
                                                               ============     ============     ============
TOTAL NET ASSETS REPRESENTED BY:
  Net assets of Policyowners:
    Series I Policies.......................................   $216,195,815     $330,248,725     $263,444,077
    Series II Policies......................................      2,093,772          847,298       27,215,519
    Series III Policies.....................................     42,745,224       13,382,586       68,334,537
    Series IV Policies......................................      6,150,046        2,958,194        4,941,910
    Series V Policies.......................................        136,748           13,642          170,036
  Net assets retained in Separate Account by
    New York Life Insurance and Annuity Corporation.........             --               --               --
                                                               ------------     ------------     ------------
      Total net assets......................................   $267,321,605     $347,450,445     $364,106,079
                                                               ============     ============     ============
    Series I variable accumulation unit value...............   $      15.14     $      12.98     $       1.27
                                                               ============     ============     ============
    Series II variable accumulation unit value..............   $      12.32     $       4.88     $       1.05
                                                               ============     ============     ============
    Series III variable accumulation unit value.............   $      12.08     $       4.46     $       1.04
                                                               ============     ============     ============
    Series IV variable accumulation unit value..............   $      10.77     $       7.46     $       1.00
                                                               ============     ============     ============
    Series V variable accumulation unit value...............   $      10.52     $       9.20     $       1.00
                                                               ============     ============     ============
Identified Cost of Investment...............................   $262,999,789     $668,020,973     $365,407,581
                                                               ============     ============     ============

Not all investment divisions are available under all policies.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III


                      MAINSTAY VP                       MAINSTAY VP      MAINSTAY VP      MAINSTAY VP      MAINSTAY VP
     MAINSTAY VP         EQUITY        MAINSTAY VP         GROWTH         HIGH YIELD        INDEXED       INTERNATIONAL
     CONVERTIBLE         INCOME         GOVERNMENT         EQUITY       CORPORATE BOND       EQUITY           EQUITY
    --------------------------------------------------------------------------------------------------------------------
     $158,413,741     $ 63,950,582     $290,099,553     $270,392,279     $472,037,237     $494,085,963     $ 28,253,233

          522,840          196,709          878,626          914,841        1,467,936        1,706,282           98,342
           53,771           17,515           87,218          101,161          158,627          189,561            9,331
     ------------     ------------     ------------     ------------     ------------     ------------     ------------
     $157,837,130     $ 63,736,358     $289,133,709     $269,376,277     $470,410,674     $492,190,120     $ 28,145,560
     ============     ============     ============     ============     ============     ============     ============
     $132,023,226     $ 40,387,725     $230,479,522     $244,016,609     $417,268,458     $447,495,193     $ 23,569,159
        1,651,142          549,391        3,455,707        1,248,608        2,461,669        1,559,259          257,000
       20,474,838       15,132,070       45,739,930       21,124,767       43,111,355       37,642,277        3,598,678
        3,674,504        3,414,174        9,290,685        2,966,916        7,503,322        5,417,494          707,082
           13,420          113,210          167,865           19,377           65,870           75,897           13,641
               --        4,139,788               --               --               --               --               --
     ------------     ------------     ------------     ------------     ------------     ------------     ------------
     $157,837,130     $ 63,736,358     $289,133,709     $269,376,277     $470,410,674     $492,190,120     $ 28,145,560
     ============     ============     ============     ============     ============     ============     ============
     $      13.95     $       8.28     $      15.10     $      16.31     $      15.19     $      16.41     $      12.19
     ============     ============     ============     ============     ============     ============     ============
     $       7.89     $       8.23     $      12.04     $       5.71     $       9.65     $       6.23     $       7.45
     ============     ============     ============     ============     ============     ============     ============
     $       7.56     $       8.38     $      11.91     $       5.74     $       9.48     $       6.07     $       7.48
     ============     ============     ============     ============     ============     ============     ============
     $       9.27     $       8.09     $      10.74     $       8.08     $       9.67     $       8.20     $       8.82
     ============     ============     ============     ============     ============     ============     ============
     $      10.37     $       8.19     $      10.52     $       9.16     $      10.27     $       9.84     $       9.79
     ============     ============     ============     ============     ============     ============     ============
     $197,924,747     $ 72,904,879     $282,348,101     $434,320,496     $599,932,642     $725,506,850     $ 29,492,510
     ============     ============     ============     ============     ============     ============     ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of December 31, 2002


                                                               MAINSTAY VP      MAINSTAY VP      MAINSTAY VP
                                                                 MID CAP          MID CAP         SMALL CAP
                                                                   CORE            GROWTH           GROWTH
                                                              ------------------------------------------------
ASSETS:
  Investment at net asset value.............................   $ 19,921,037     $ 16,883,222     $ 25,418,699

LIABILITIES:
  Liability to New York Life Insurance and Annuity
  Corporation for:
    Mortality and expense risk charges......................         62,934           50,587           80,617
    Administrative charges..................................          6,173            4,609            7,450
                                                               ------------     ------------     ------------
      Total net assets......................................   $ 19,851,930     $ 16,828,026     $ 25,330,632
                                                               ============     ============     ============
TOTAL NET ASSETS REPRESENTED BY:
  Net assets of Policyowners:
    Series I Policies.......................................   $ 11,010,146     $  8,115,596     $ 14,448,695
    Series II Policies......................................         68,909          142,179          267,459
    Series III Policies.....................................      3,509,604        3,961,250        5,362,285
    Series IV Policies......................................      1,239,943        1,392,398        1,797,878
    Series V Policies.......................................          9,862           15,471           14,106
  Net assets retained in Separate Account by
    New York Life Insurance and Annuity Corporation.........      4,013,466        3,201,132        3,440,209
                                                               ------------     ------------     ------------
      Total net assets......................................   $ 19,851,930     $ 16,828,026     $ 25,330,632
                                                               ============     ============     ============
    Series I variable accumulation unit value...............   $       8.03     $       6.40     $       6.88
                                                               ============     ============     ============
    Series II variable accumulation unit value..............   $       8.67     $       8.19     $       7.07
                                                               ============     ============     ============
    Series III variable accumulation unit value.............   $       8.35     $       6.54     $       6.86
                                                               ============     ============     ============
    Series IV variable accumulation unit value..............   $       8.14     $       7.01     $       7.41
                                                               ============     ============     ============
    Series V variable accumulation unit value...............   $       9.70     $      10.20     $       8.31
                                                               ============     ============     ============
Identified Cost of Investment...............................   $ 22,379,934     $ 21,701,587     $ 30,501,218
                                                               ============     ============     ============

Not all investment divisions are available under all policies.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

                                       MAINSTAY VP      MAINSTAY VP      MAINSTAY VP      MAINSTAY VP
                                         AMERICAN         DREYFUS        EAGLE ASSET          LORD            ALGER
     MAINSTAY VP                         CENTURY           LARGE          MANAGEMENT         ABBETT          AMERICAN
        TOTAL         MAINSTAY VP         INCOME          COMPANY           GROWTH         DEVELOPING         SMALL
        RETURN           VALUE           & GROWTH          VALUE            EQUITY           GROWTH       CAPITALIZATION
    --------------------------------------------------------------------------------------------------------------------
     $229,466,803     $197,403,756     $ 47,527,942     $ 41,730,272     $ 93,482,725     $ 19,667,027     $ 50,389,388

          763,728          661,800          159,423          141,737          328,644           63,379          171,379
           87,105           69,981           17,753           14,424           35,881            6,995           18,272
     ------------     ------------     ------------     ------------     ------------     ------------     ------------
     $228,615,970     $196,671,975     $ 47,350,766     $ 41,574,111     $ 93,118,200     $ 19,596,653     $ 50,199,737
     ============     ============     ============     ============     ============     ============     ============
     $213,473,169     $169,824,237     $ 35,400,313     $ 26,746,544     $ 82,524,687     $ 11,493,461     $ 44,207,206
        1,846,562          902,544          212,821          308,899          478,927          108,823          417,029
       11,220,921       22,025,767        3,273,583        5,637,233        8,997,872        1,600,996        5,199,831
        2,062,893        3,869,862          528,518          809,559        1,116,702          320,696          375,671
           12,425           49,565               --               --               12               --               --
               --               --        7,935,531        8,071,876               --        6,072,677               --
     ------------     ------------     ------------     ------------     ------------     ------------     ------------
     $228,615,970     $196,671,975     $ 47,350,766     $ 41,574,111     $ 93,118,200     $ 19,596,653     $ 50,199,737
     ============     ============     ============     ============     ============     ============     ============
     $      14.41     $      14.51     $       7.94     $       8.07     $       9.85     $       6.07     $       6.15
     ============     ============     ============     ============     ============     ============     ============
     $       6.64     $       8.49     $       6.57     $       7.49     $       5.52     $       5.83     $       4.31
     ============     ============     ============     ============     ============     ============     ============
     $       6.37     $       8.11     $       6.45     $       7.40     $       4.72     $       5.86     $       4.00
     ============     ============     ============     ============     ============     ============     ============
     $       8.73     $       7.67     $       8.15     $       7.99     $       7.90     $       7.72     $       8.19
     ============     ============     ============     ============     ============     ============     ============
     $       9.93     $       8.34     $         --     $         --     $       9.60     $         --     $         --
     ============     ============     ============     ============     ============     ============     ============
     $319,713,258     $258,011,388     $ 63,850,639     $ 53,098,727     $174,148,628     $ 31,756,199     $ 65,418,380
     ============     ============     ============     ============     ============     ============     ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of December 31, 2002


                                                                 AMSOUTH          AMSOUTH
                                                                 ENHANCED      INTERNATIONAL       AMSOUTH
                                                                  MARKET           EQUITY         LARGE CAP
                                                              ------------------------------------------------
ASSETS:
  Investment at net asset value.............................   $  1,569,151     $    140,120     $  2,536,752

LIABILITIES:
  Liability to New York Life Insurance and Annuity
  Corporation for:
    Mortality and expense risk charges......................          6,711              755           10,644
    Administrative charges..................................             --               --               --
                                                               ------------     ------------     ------------
      Total net assets......................................   $  1,562,440     $    139,365     $  2,526,108
                                                               ============     ============     ============
TOTAL NET ASSETS REPRESENTED BY:
  Net assets of Policyowners:
    Series I Policies.......................................   $         --     $         --     $         --
    Series II Policies......................................             --               --               --
    Series III Policies.....................................      1,562,440          139,365        2,526,108
    Series IV Policies......................................             --               --               --
    Series V Policies.......................................             --               --               --
                                                               ------------     ------------     ------------
      Total net assets......................................   $  1,562,440     $    139,365     $  2,526,108
                                                               ============     ============     ============
    Series I variable accumulation unit value...............   $         --     $         --     $         --
                                                               ============     ============     ============
    Series II variable accumulation unit value..............   $         --     $         --     $         --
                                                               ============     ============     ============
    Series III variable accumulation unit value.............   $       6.53     $       6.71     $       6.57
                                                               ============     ============     ============
    Series IV variable accumulation unit value..............   $         --     $         --     $         --
                                                               ============     ============     ============
    Series V variable accumulation unit value...............   $         --     $         --     $         --
                                                               ============     ============     ============
Identified Cost of Investment...............................   $  1,909,053     $    162,672     $  3,054,491
                                                               ============     ============     ============

Not all investment divisions are available under all policies.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

                                         DREYFUS IP         FIDELITY          FIDELITY
                        CALVERT          TECHNOLOGY            VIP               VIP          JANUS ASPEN
       AMSOUTH           SOCIAL            GROWTH         CONTRAFUND(R)     EQUITY-INCOME        SERIES
       MID CAP          BALANCED      (INITIAL SHARES)   (INITIAL CLASS)   (INITIAL CLASS)      BALANCED
    -------------------------------------------------------------------------------------------------------
     $    829,642     $ 27,488,553      $  7,398,993      $263,102,666      $168,375,326      $602,586,326

            3,244           92,686            24,339           869,763           571,205         1,974,894
               --            9,584             2,054            97,065            59,544           216,299
     ------------     ------------      ------------      ------------      ------------      ------------
     $    826,398     $ 27,386,283      $  7,372,600      $262,135,838      $167,744,577      $600,395,133
     ============     ============      ============      ============      ============      ============
     $         --     $ 23,138,958      $  4,789,504      $238,091,149      $144,348,363      $534,854,441
               --          111,453           156,002           980,757           625,993         2,505,511
          826,398        3,778,952         2,060,078        19,346,897        20,493,322        54,823,884
               --          351,872           367,016         3,663,679         2,204,401         8,129,281
               --            5,048                --            53,356            72,498            82,016
     ------------     ------------      ------------      ------------      ------------      ------------
     $    826,398     $ 27,386,283      $  7,372,600      $262,135,838      $167,744,577      $600,395,133
     ============     ============      ============      ============      ============      ============
     $         --     $      14.22      $       5.88      $      14.56      $      12.50      $      17.05
     ============     ============      ============      ============      ============      ============
     $         --     $       7.42      $       7.18      $       7.66      $       8.15      $       8.85
     ============     ============      ============      ============      ============      ============
     $       5.66     $       7.21      $       5.98      $       7.37      $       8.03      $       8.34
     ============     ============      ============      ============      ============      ============
     $         --     $       9.23      $       7.16      $       8.63      $       8.15      $       9.19
     ============     ============      ============      ============      ============      ============
     $         --     $      10.08      $         --      $      10.30      $       8.24      $       9.57
     ============     ============      ============      ============      ============      ============
     $  1,011,345     $ 36,430,923      $  9,800,895      $343,597,118      $214,946,747      $728,202,985
     ============     ============      ============      ============      ============      ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of December 31, 2002

                                                               JANUS ASPEN         MFS(R)
                                                                  SERIES         INVESTORS          MFS(R)
                                                                WORLDWIDE          TRUST           RESEARCH
                                                                  GROWTH           SERIES           SERIES
                                                              ------------------------------------------------
ASSETS:
  Investment at net asset value.............................   $268,041,219     $ 27,328,297     $ 34,671,339

LIABILITIES:
  Liability to New York Life Insurance and Annuity
  Corporation for:
    Mortality and expense risk charges......................        897,418           97,667          120,933
    Administrative charges..................................        103,259            9,447           12,451
                                                               ------------     ------------     ------------
      Total net assets......................................   $267,040,542     $ 27,221,183     $ 34,537,955
                                                               ============     ============     ============
TOTAL NET ASSETS REPRESENTED BY:
  Net assets of Policyowners:
    Series I Policies.......................................   $250,711,739     $ 22,188,548     $ 29,510,550
    Series II Policies......................................      1,023,727          260,327          269,768
    Series III Policies.....................................     13,227,423        4,309,312        4,400,817
    Series IV Policies......................................      2,077,635          462,996          356,679
    Series V Policies.......................................             18               --              141
                                                               ------------     ------------     ------------
      Total net assets......................................   $267,040,542     $ 27,221,183     $ 34,537,955
                                                               ============     ============     ============
    Series I variable accumulation unit value...............   $      12.02     $       7.07     $       7.19
                                                               ============     ============     ============
    Series II variable accumulation unit value..............   $       5.13     $       6.28     $       5.10
                                                               ============     ============     ============
    Series III variable accumulation unit value.............   $       4.71     $       6.18     $       4.89
                                                               ============     ============     ============
    Series IV variable accumulation unit value..............   $       7.79     $       8.14     $       7.89
                                                               ============     ============     ============
    Series V variable accumulation unit value...............   $       9.96     $         --     $       9.65
                                                               ============     ============     ============
Identified Cost of Investment...............................   $507,959,331     $ 37,921,970     $ 60,628,945
                                                               ============     ============     ============

Not all investment divisions are available under all policies.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

                         NEUBERGER                                          VAN KAMPEN
                           BERMAN                           VAN ECK            UIF
                            AMT         T. ROWE PRICE      WORLDWIDE         EMERGING
         MFS(R)           MID-CAP           EQUITY            HARD           MARKETS
    UTILITIES SERIES       GROWTH           INCOME           ASSETS           EQUITY
    ------------------------------------------------------------------------------------
      $    742,797      $  3,057,253     $117,050,255     $  8,986,681     $ 25,883,814

             2,615             9,665          394,738           28,948          113,259
               116               607           37,331            2,644            9,524
      ------------      ------------     ------------     ------------     ------------
      $    740,066      $  3,046,981     $116,618,186     $  8,955,089     $ 25,761,031
      ============      ============     ============     ============     ============
      $    299,325      $  1,672,838     $ 89,633,781     $  6,350,985     $ 22,763,837
             9,572            25,706        1,043,769           48,887          109,311
           390,429         1,192,447       22,370,872        2,229,190        2,432,365
            40,740           155,836        3,452,962          326,027          455,518
                --               154          116,802               --               --
      ------------      ------------     ------------     ------------     ------------
      $    740,066      $  3,046,981     $116,618,186     $  8,955,089     $ 25,761,031
      ============      ============     ============     ============     ============
      $       6.72      $       6.72     $       9.90     $       8.89     $       7.09
      ============      ============     ============     ============     ============
      $       7.93      $       6.94     $       9.47     $       8.83     $       5.12
      ============      ============     ============     ============     ============
      $       6.35      $       6.99     $       9.27     $       8.96     $       5.96
      ============      ============     ============     ============     ============
      $      10.18      $       9.68     $       8.22     $       8.42     $       7.88
      ============      ============     ============     ============     ============
      $         --      $       9.42     $       8.41     $         --     $         --
      ============      ============     ============     ============     ============
      $    777,644      $  3,584,729     $134,244,328     $  9,623,491     $ 42,193,693
      ============      ============     ============     ============     ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS
For the year ended December 31, 2002


                                                                                MAINSTAY VP         MAINSTAY VP
                                                            MAINSTAY VP           CAPITAL              CASH
                                                               BOND            APPRECIATION         MANAGEMENT
                                                         ---------------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income......................................    $  11,352,633       $     415,669      $     4,403,955
  Mortality and expense risk charges...................       (2,647,985)         (5,651,162)          (4,354,564)
  Administrative charges...............................         (278,491)           (665,625)            (405,671)
                                                           -------------       -------------      ---------------
      Net investment income (loss).....................        8,426,157          (5,901,118)            (356,280)
                                                           -------------       -------------      ---------------
REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments....................       19,317,518          92,244,056        1,089,153,732
  Cost of investments sold.............................      (19,258,898)       (126,987,938)      (1,089,140,646)
                                                           -------------       -------------      ---------------
      Net realized gain (loss) on investments..........           58,620         (34,743,882)              13,086
  Realized gain distribution received..................          233,898                  --                1,683
  Change in unrealized appreciation (depreciation) on
    investments........................................        8,108,625        (136,533,157)               3,220
                                                           -------------       -------------      ---------------
      Net gain (loss) on investments...................        8,401,143        (171,277,039)              17,989
                                                           -------------       -------------      ---------------
        Net increase (decrease) in net assets resulting
          from operations..............................    $  16,827,300       $(177,178,157)     $      (338,291)
                                                           =============       =============      ===============


                                                            MAINSTAY VP         MAINSTAY VP         MAINSTAY VP
                                                              MID CAP             MID CAP            SMALL CAP
                                                               CORE               GROWTH              GROWTH
                                                         ---------------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income......................................    $      59,598       $          --      $            --
  Mortality and expense risk charges...................         (180,844)           (169,939)            (262,574)
  Administrative charges...............................          (19,009)            (16,864)             (25,834)
                                                           -------------       -------------      ---------------
      Net investment income (loss).....................         (140,255)           (186,803)            (288,408)
                                                           -------------       -------------      ---------------
REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments....................        2,049,696           1,116,007            2,795,622
  Cost of investments sold.............................       (2,423,913)         (1,331,843)          (3,663,776)
                                                           -------------       -------------      ---------------
      Net realized gain (loss) on investments..........         (374,217)           (215,836)            (868,154)
  Realized gain distribution received..................               --                  --                   --
  Change in unrealized appreciation (depreciation) on
    investments........................................       (2,220,456)         (4,536,431)          (5,368,934)
                                                           -------------       -------------      ---------------
      Net gain (loss) on investments...................       (2,594,673)         (4,752,267)          (6,237,088)
                                                           -------------       -------------      ---------------
        Net increase (decrease) in net assets resulting
          from operations..............................    $  (2,734,928)      $  (4,939,070)     $    (6,525,496)
                                                           =============       =============      ===============

Not all investment divisions are available under all policies.

For Series IV and V policies, represents the period May 10, 2002 (Commencement of Operations) through December 31, 2002.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III


                                                                         MAINSTAY VP
                      MAINSTAY VP                       MAINSTAY VP       HIGH YIELD      MAINSTAY VP      MAINSTAY VP
     MAINSTAY VP         EQUITY        MAINSTAY VP         GROWTH         CORPORATE         INDEXED       INTERNATIONAL
     CONVERTIBLE         INCOME         GOVERNMENT         EQUITY            BOND            EQUITY           EQUITY
    --------------------------------------------------------------------------------------------------------------------
    $   4,542,819    $     644,814    $   7,997,901    $   2,892,931    $  49,251,682    $   7,148,468    $     400,701
       (2,011,033)        (578,569)      (2,364,670)      (4,100,066)      (5,737,033)      (7,302,746)        (337,497)
         (215,089)         (55,784)        (243,025)        (461,877)        (640,580)        (829,408)         (34,013)
    -------------    -------------    -------------    -------------    -------------    -------------    -------------
        2,316,697           10,461        5,390,206       (1,669,012)      42,874,069         (983,686)          29,191
    -------------    -------------    -------------    -------------    -------------    -------------    -------------
       18,420,369        3,207,437       17,643,152       55,268,600       95,781,855       85,463,077      170,512,084
      (22,430,356)      (3,775,916)     (17,028,095)     (73,626,855)    (144,519,091)     (95,357,052)    (173,451,463)
    -------------    -------------    -------------    -------------    -------------    -------------    -------------
       (4,009,987)        (568,479)         615,057      (18,358,255)     (48,737,236)      (9,893,975)      (2,939,379)
               --               --               --               --               --        1,895,714               --
      (14,037,265)      (9,400,818)       8,468,925      (77,213,593)       8,317,876     (150,872,602)       2,050,357
    -------------    -------------    -------------    -------------    -------------    -------------    -------------
      (18,047,252)      (9,969,297)       9,083,982      (95,571,848)     (40,419,360)    (158,870,863)        (889,022)
    -------------    -------------    -------------    -------------    -------------    -------------    -------------
    $ (15,730,555)   $  (9,958,836)   $  14,474,188    $ (97,240,860)   $   2,454,709    $(159,854,549)   $    (859,831)
    =============    =============    =============    =============    =============    =============    =============

                                       MAINSTAY VP      MAINSTAY VP      MAINSTAY VP      MAINSTAY VP
                                         AMERICAN         DREYFUS        EAGLE ASSET          LORD            ALGER
     MAINSTAY VP                         CENTURY           LARGE          MANAGEMENT         ABBETT          AMERICAN
        TOTAL         MAINSTAY VP         INCOME          COMPANY           GROWTH         DEVELOPING         SMALL
        RETURN           VALUE           & GROWTH          VALUE            EQUITY           GROWTH       CAPITALIZATION
    --------------------------------------------------------------------------------------------------------------------
    $   6,217,847    $   3,167,647    $     571,554    $     287,220    $      71,479    $          --    $          --
       (3,347,811)      (2,763,423)        (658,371)        (586,512)      (1,503,903)        (288,181)        (785,132)
         (387,341)        (302,729)         (75,329)         (61,266)        (167,139)         (32,474)         (84,085)
    -------------    -------------    -------------    -------------    -------------    -------------    -------------
        2,482,695          101,495         (162,146)        (360,558)      (1,599,563)        (320,655)        (869,217)
    -------------    -------------    -------------    -------------    -------------    -------------    -------------
       42,517,359       20,551,108        5,897,054        5,428,150       21,363,706        9,174,373      167,207,778
      (43,417,534)     (24,285,983)      (6,985,427)      (6,564,339)     (43,420,842)     (10,820,305)    (178,686,381)
    -------------    -------------    -------------    -------------    -------------    -------------    -------------
         (900,175)      (3,734,875)      (1,088,373)      (1,136,189)     (22,057,136)      (1,645,932)     (11,478,603)
               --          343,792               --               --               --               --               --
      (55,904,745)     (52,715,057)     (11,257,981)     (11,310,942)     (18,871,432)      (6,237,398)      (8,183,074)
    -------------    -------------    -------------    -------------    -------------    -------------    -------------
      (56,804,920)     (56,106,140)     (12,346,354)     (12,447,131)     (40,928,568)      (7,883,330)     (19,661,677)
    -------------    -------------    -------------    -------------    -------------    -------------    -------------
    $ (54,322,225)   $ (56,004,645)   $ (12,508,500)   $ (12,807,689)   $ (42,528,131)   $  (8,203,985)   $ (20,530,894)
    =============    =============    =============    =============    =============    =============    =============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the year ended December 31, 2002


                                                                 AMSOUTH         AMSOUTH
                                                                ENHANCED      INTERNATIONAL      AMSOUTH
                                                                 MARKET          EQUITY         LARGE CAP
                                                              ---------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income...........................................  $      7,019    $        549    $       4,054
  Mortality and expense risk charges........................       (22,125)         (3,223)         (36,131)
  Administrative charges....................................            --              --               --
                                                              -------------   -------------   -------------
      Net investment income (loss)..........................       (15,106)         (2,674)         (32,077)
                                                              -------------   -------------   -------------
REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments.........................       409,738         127,208          412,504
  Cost of investments sold..................................      (494,989)       (163,035)        (505,547)
                                                              -------------   -------------   -------------
      Net realized gain (loss) on investments...............       (85,251)        (35,827)         (93,043)
  Realized gain distribution received.......................            --              --               --
  Change in unrealized appreciation (depreciation) on
    investments.............................................      (336,281)        (12,840)        (548,806)
                                                              -------------   -------------   -------------
      Net gain (loss) on investments........................      (421,532)        (48,667)        (641,849)
                                                              -------------   -------------   -------------
        Net increase (decrease) in net assets resulting from
          operations........................................  $   (436,638)   $    (51,341)   $    (673,926)
                                                              =============   =============   =============


                                                               JANUS ASPEN       MFS(R)
                                                                 SERIES         INVESTORS        MFS(R)
                                                                WORLDWIDE         TRUST         RESEARCH
                                                                 GROWTH          SERIES          SERIES
                                                              ---------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income...........................................  $  2,947,276    $    175,002    $     116,020
  Mortality and expense risk charges........................    (4,180,744)       (407,657)        (545,540)
  Administrative charges....................................      (486,318)        (40,352)         (57,163)
                                                              -------------   -------------   -------------
      Net investment income (loss)..........................    (1,719,786)       (273,007)        (486,683)
                                                              -------------   -------------   -------------
REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments.........................   160,339,446       6,219,244        9,955,000
  Cost of investments sold..................................  (176,416,807)     (8,813,706)     (18,423,022)
                                                              -------------   -------------   -------------
      Net realized gain (loss) on investments...............   (16,077,361)     (2,594,462)      (8,468,022)
  Realized gain distribution received.......................            --              --               --
  Change in unrealized appreciation (depreciation) on
    investments.............................................   (86,686,068)     (5,326,780)      (4,091,609)
                                                              -------------   -------------   -------------
      Net gain (loss) on investments........................  (102,763,429)     (7,921,242)     (12,559,631)
                                                              -------------   -------------   -------------
        Net increase (decrease) in net assets resulting
          from operations...................................  $(104,483,215)  $ (8,194,249)   $ (13,046,314)
                                                              =============   =============   =============

Not all investment divisions are available under all policies.

For Series IV and V policies, represents the period May 10, 2002 (Commencement of Operations) through December 31, 2002.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

                                                                                         FIDELITY
                                             DREYFUS IP            FIDELITY                VIP
                           CALVERT           TECHNOLOGY               VIP                EQUITY-          JANUS ASPEN
        AMSOUTH             SOCIAL             GROWTH        CONTRAFUND(R)(INITIAL        INCOME             SERIES
        MID CAP            BALANCED       (INITIAL SHARES)          CLASS)           (INITIAL CLASS)        BALANCED
    --------------------------------------------------------------------------------------------------------------------
     $          --      $     805,113      $          --         $   2,313,556        $   3,044,855      $  15,584,790
           (11,064)          (364,845)           (83,846)           (3,549,244)          (2,329,729)        (7,972,909)
                --            (39,328)            (7,845)             (405,184)            (249,663)          (895,412)
     -------------      -------------      -------------         -------------        -------------      -------------
           (11,064)           400,940            (91,691)           (1,640,872)             465,463          6,716,469
     -------------      -------------      -------------         -------------        -------------      -------------
            67,033          3,665,918          2,979,007            27,000,986           22,627,034         62,788,037
           (93,033)        (4,951,550)        (3,763,670)          (30,205,587)         (29,686,440)       (60,080,096)
     -------------      -------------      -------------         -------------        -------------      -------------
           (26,000)        (1,285,632)          (784,663)           (3,204,601)          (7,059,406)         2,707,941
                --                 --                 --                    --            4,144,386                 --
          (150,238)        (3,329,468)        (2,653,322)          (27,337,803)         (35,697,937)       (62,206,513)
     -------------      -------------      -------------         -------------        -------------      -------------
          (176,238)        (4,615,100)        (3,437,985)          (30,542,404)         (38,612,957)       (59,498,572)
     -------------      -------------      -------------         -------------        -------------      -------------
     $    (187,302)     $  (4,214,160)     $  (3,529,676)        $ (32,183,276)       $ (38,147,494)     $ (52,782,103)
     =============      =============      =============         =============        =============      =============

                                                                                   VAN KEMPER
                          NEUBERGER                              VAN ECK              UIF
         MFS(R)             BERMAN         T. ROWE PRICE        WORLDWIDE           EMERGING
       UTILITIES         AMT MID-CAP           EQUITY              HARD             MARKETS
         SERIES             GROWTH             INCOME             ASSETS             EQUITY
    --------------------------------------------------------------------------------------------
     $      16,323      $          --      $   1,922,120      $      32,301      $          --
            (8,916)           (25,806)        (1,453,974)           (95,253)          (439,795)
              (318)            (1,705)          (143,889)            (9,538)           (40,561)
     -------------      -------------      -------------      -------------      -------------
             7,089            (27,511)           324,257            (72,490)          (480,356)
     -------------      -------------      -------------      -------------      -------------
           488,238            267,968         13,413,425         11,914,433        506,430,334
          (613,693)          (328,253)       (16,434,040)       (12,469,974)      (507,754,749)
     -------------      -------------      -------------      -------------      -------------
          (125,455)           (60,285)        (3,020,615)          (555,541)        (1,324,415)
                --                 --            115,918                 --                 --
           (27,232)          (557,953)       (16,792,258)          (371,780)         1,026,842
     -------------      -------------      -------------      -------------      -------------
          (152,687)          (618,238)       (19,696,955)          (927,321)          (297,573)
     -------------      -------------      -------------      -------------      -------------
     $    (145,598)     $    (645,749)     $ (19,372,698)     $    (999,811)     $    (777,929)
     =============      =============      =============      =============      =============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2002
and December 31, 2001


                                                                MAINSTAY VP                     MAINSTAY VP
                                                                   BOND                    CAPITAL APPRECIATION
                                                       -----------------------------   -----------------------------
                                                          2002(C)         2001(A)         2002(C)         2001(A)
                                                       -------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income (loss).....................  $   8,426,157   $   6,002,709   $  (5,901,118)  $  (8,060,078)
    Net realized gain (loss) on investments..........         58,620         (90,242)    (34,743,882)     19,697,363
    Realized gain distribution received..............        233,898              --              --              --
    Change in unrealized appreciation (depreciation)
      on investments.................................      8,108,625       1,937,501    (136,533,157)   (199,254,900)
                                                       -------------   -------------   -------------   -------------
      Net increase (decrease) in net assets resulting
        from operations..............................     16,827,300       7,849,968    (177,178,157)   (187,617,615)
                                                       -------------   -------------   -------------   -------------
  Contributions and (Withdrawals):
    Payments received from policyowners..............     22,698,154      19,177,542      20,002,373      48,764,262
    Policyowners' surrenders.........................    (18,659,971)     (7,267,424)    (33,834,434)    (37,140,495)
    Policyowners' annuity and death benefits.........     (1,877,155)     (1,445,576)     (3,499,736)     (4,477,315)
    Net transfers from (to) Fixed Account............     49,922,575      15,892,116       9,673,496      31,280,588
    Transfers between Investment Divisions...........     30,450,426      47,742,242     (34,533,541)    (36,654,158)
    Contribution (withdrawal) of seed money by New
      York Life Insurance and Annuity Corporation....             --              --              --              --
                                                       -------------   -------------   -------------   -------------
      Net contributions and (withdrawals)............     82,534,029      74,098,900     (42,191,842)      1,772,882
                                                       -------------   -------------   -------------   -------------
    Increase (decrease) attributable to New York Life
      Insurance and Annuity Corporation charges
      retained by the Separate Account...............        (43,736)        (27,572)        542,816         247,350
                                                       -------------   -------------   -------------   -------------
        Increase (decrease) in net assets............     99,317,593      81,921,296    (218,827,183)   (185,597,383)
NET ASSETS:
    Beginning of year................................    168,004,012      86,082,716     566,277,628     751,875,011
                                                       -------------   -------------   -------------   -------------
    End of year......................................  $ 267,321,605   $ 168,004,012   $ 347,450,445   $ 566,277,628
                                                       =============   =============   =============   =============


                                                                MAINSTAY VP                     MAINSTAY VP
                                                                GOVERNMENT                     GROWTH EQUITY
                                                       -----------------------------   -----------------------------
                                                          2002(C)         2001(A)         2002(C)         2001(A)
                                                       -------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income (loss).....................  $   5,390,206   $   3,748,243   $  (1,669,012)  $  (2,704,953)
    Net realized gain (loss) on investments..........        615,057        (210,216)    (18,358,255)       (100,645)
    Realized gain distribution received..............             --              --              --              --
    Change in unrealized appreciation (depreciation)
      on investments.................................      8,468,925         117,370     (77,213,593)    (78,152,350)
                                                       -------------   -------------   -------------   -------------
      Net increase (decrease) in net assets resulting
        from operations..............................     14,474,188       3,655,397     (97,240,860)    (80,957,948)
                                                       -------------   -------------   -------------   -------------
  Contributions and (Withdrawals):
    Payments received from policyowners..............     29,239,923      18,215,477      16,914,515      36,935,798
    Policyowners' surrenders.........................    (15,219,477)     (6,903,821)    (20,726,809)    (21,064,604)
    Policyowners' annuity and death benefits.........     (1,831,078)       (587,901)     (2,871,423)     (2,809,354)
    Net transfers from (to) Fixed Account............     36,365,858      14,823,488      20,899,208      35,868,212
    Transfers between Investment Divisions...........    100,294,927      36,559,984     (24,720,884)    (13,899,021)
                                                       -------------   -------------   -------------   -------------
      Net contributions and (withdrawals)............    148,850,153      62,107,227     (10,505,393)     35,031,031
                                                       -------------   -------------   -------------   -------------
    Increase (decrease) attributable to New York Life
      Insurance and Annuity Corporation charges
      retained by the Separate Account...............        (43,402)        (13,411)        334,241         113,227
                                                       -------------   -------------   -------------   -------------
        Increase (decrease) in net assets............    163,280,939      65,749,213    (107,412,012)    (45,813,690)
NET ASSETS:
    Beginning of year................................    125,852,770      60,103,557     376,788,289     422,601,979
                                                       -------------   -------------   -------------   -------------
    End of year......................................  $ 289,133,709   $ 125,852,770   $ 269,376,277   $ 376,788,289
                                                       =============   =============   =============   =============

Not all investment divisions are available under all policies.
(a) For AmSouth Premium Plus Variable Annuity policies, represents the period January 18, 2001 (Commencement of Operations) through December 31, 2001.
(b) For the period July 2, 2001 (Commencement of Operations) through December 31, 2001.
(c) For Series IV and V policies, represents the period May 10, 2002 (Commencement of Operations) through December 31, 2002.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

                                                                             MAINSTAY VP
             MAINSTAY VP                     MAINSTAY VP                       EQUITY
           CASH MANAGEMENT                   CONVERTIBLE                       INCOME
    -----------------------------   -----------------------------   -----------------------------
       2002(C)         2001(A)         2002(C)         2001(A)         2002(C)         2001(B)
    ---------------------------------------------------------------------------------------------
    $    (356,280)  $   5,253,699   $   2,316,697   $   3,568,589   $      10,461   $      14,029
           13,086             (35)     (4,009,987)     (1,129,597)       (568,479)        (13,040)
            1,683             825              --              --              --              --
            3,220           1,111     (14,037,265)     (8,063,968)     (9,400,818)        446,521
    -------------   -------------   -------------   -------------   -------------   -------------
         (338,291)      5,255,600     (15,730,555)     (5,624,976)     (9,958,836)        447,510
    -------------   -------------   -------------   -------------   -------------   -------------
       65,509,532     115,572,144      13,180,691      20,568,184      12,264,938       3,456,428
      (67,271,529)    (33,746,398)    (10,195,994)     (8,730,708)     (2,236,825)       (170,727)
       (2,621,797)     (2,777,629)     (1,654,179)     (1,256,654)       (178,902)         (2,227)
        8,484,029      25,775,174      23,249,524      29,547,519      25,274,711       2,578,262
       52,451,053      26,391,518      (6,319,609)       (953,011)     19,520,044       7,711,239
               --              --              --      (5,677,182)             --       5,000,000
    -------------   -------------   -------------   -------------   -------------   -------------
       56,551,288     131,214,809      18,260,433      33,498,148      54,643,966      18,572,975
    -------------   -------------   -------------   -------------   -------------   -------------
          (12,423)        (22,924)         57,336         (19,381)         32,236          (1,493)
    -------------   -------------   -------------   -------------   -------------   -------------
       56,200,574     136,447,485       2,587,214      27,853,791      44,717,366      19,018,992
      307,905,505     171,458,020     155,249,916     127,396,125      19,018,992              --
    -------------   -------------   -------------   -------------   -------------   -------------
    $ 364,106,079   $ 307,905,505   $ 157,837,130   $ 155,249,916   $  63,736,358   $  19,018,992
    =============   =============   =============   =============   =============   =============

             MAINSTAY VP
             HIGH YIELD                      MAINSTAY VP                     MAINSTAY VP
           CORPORATE BOND                  INDEXED EQUITY               INTERNATIONAL EQUITY
    -----------------------------   -----------------------------   -----------------------------
       2002(C)         2001(A)         2002(C)          2001           2002(C)          2001
    ---------------------------------------------------------------------------------------------
    $  42,874,069   $  45,360,038   $    (983,686)  $  (2,704,218)  $      29,191   $     (12,658)
      (48,737,236)     (9,925,661)     (9,893,975)     14,781,839      (2,939,379)     (2,423,709)
               --              --       1,895,714       6,998,998              --          64,702
        8,317,876     (22,979,947)   (150,872,602)   (124,392,572)      2,050,357      (1,034,458)
    -------------   -------------   -------------   -------------   -------------   -------------
        2,454,709      12,454,430    (159,854,549)   (105,315,953)       (859,831)     (3,406,123)
    -------------   -------------   -------------   -------------   -------------   -------------
       32,045,589      41,236,119      34,119,908      49,283,835       2,271,983       1,637,861
      (38,103,155)    (28,224,414)    (41,068,168)    (39,897,427)     (1,340,511)       (952,640)
       (6,119,436)     (5,487,895)     (6,133,078)     (5,988,184)       (260,564)       (207,511)
       34,120,715      23,393,433      33,096,197      38,924,875       3,135,377       2,023,975
        3,418,033      23,150,243     (34,570,031)    (29,451,263)      3,994,182      (1,923,946)
    -------------   -------------   -------------   -------------   -------------   -------------
       25,361,746      54,067,486     (14,555,172)     12,871,836       7,800,467         577,739
    -------------   -------------   -------------   -------------   -------------   -------------
           44,104         (25,869)        584,548          37,902           9,868           6,175
    -------------   -------------   -------------   -------------   -------------   -------------
       27,860,559      66,496,047    (173,825,173)    (92,406,215)      6,950,504      (2,822,209)
      442,550,115     376,054,068     666,015,293     758,421,508      21,195,056      24,017,265
    -------------   -------------   -------------   -------------   -------------   -------------
    $ 470,410,674   $ 442,550,115   $ 492,190,120   $ 666,015,293   $  28,145,560   $  21,195,056
    =============   =============   =============   =============   =============   =============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the years ended December 31, 2002
and December 31, 2001

                                                                MAINSTAY VP                     MAINSTAY VP
                                                                  MID CAP                         MID CAP
                                                                   CORE                           GROWTH
                                                       -----------------------------   -----------------------------
                                                          2002(C)         2001(B)         2002(C)         2001(B)
                                                       -------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income (loss).....................  $    (140,255)  $     (28,080)  $    (186,803)  $     (39,774)
    Net realized gain (loss) on investments..........       (374,217)        (11,388)       (215,836)         (7,399)
    Realized gain distribution received..............             --              --              --              --
    Change in unrealized appreciation (depreciation)
      on investments.................................     (2,220,456)       (238,442)     (4,536,431)       (281,933)
                                                       -------------   -------------   -------------   -------------
      Net increase (decrease) in net assets resulting
        from operations..............................     (2,734,928)       (277,910)     (4,939,070)       (329,106)
                                                       -------------   -------------   -------------   -------------
  Contributions and (Withdrawals):
    Payments received from policyowners..............      3,295,024         807,903       4,457,048       1,444,081
    Policyowners' surrenders.........................       (707,677)        (26,398)       (484,135)        (13,270)
    Policyowners' annuity and death benefits.........        (46,829)             --         (73,967)             --
    Net transfers from (to) Fixed Account............      6,414,612         491,164       7,790,497         776,372
    Transfers between Investment Divisions...........      6,523,782       1,105,194       1,869,852       1,316,123
    Contribution (withdrawal) of seed money by New
      York Life Insurance and Annuity Corporation....             --       5,000,000              --       5,000,000
                                                       -------------   -------------   -------------   -------------
      Net contributions and (withdrawals)............     15,478,912       7,377,863      13,559,295       8,523,306
                                                       -------------   -------------   -------------   -------------
    Increase (decrease) attributable to New York Life
      Insurance and Annuity Corporation charges
      retained by the Separate Account...............          8,014             (21)         13,912            (311)
                                                       -------------   -------------   -------------   -------------
        Increase (decrease) in net assets............     12,751,998       7,099,932       8,634,137       8,193,889
NET ASSETS:
    Beginning of year................................      7,099,932              --       8,193,889              --
                                                       -------------   -------------   -------------   -------------
    End of year......................................  $  19,851,930   $   7,099,932   $  16,828,026   $   8,193,889
                                                       =============   =============   =============   =============

                                                                MAINSTAY VP                     MAINSTAY VP
                                                                  DREYFUS                       EAGLE ASSET
                                                               LARGE COMPANY                    MANAGEMENT
                                                                   VALUE                       GROWTH EQUITY
                                                       -----------------------------   -----------------------------
                                                          2002(C)         2001(A)         2002(C)         2001(A)
                                                       -------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income (loss).....................  $    (360,558)  $    (256,719)  $  (1,599,563)  $  (2,034,650)
    Net realized gain (loss) on investments..........     (1,136,189)         73,756     (22,057,136)     (4,970,466)
    Realized gain distribution received..............             --       1,084,369              --              --
    Change in unrealized appreciation (depreciation)
      on investments.................................    (11,310,942)     (3,193,323)    (18,871,432)    (24,045,004)
                                                       -------------   -------------   -------------   -------------
      Net increase (decrease) in net assets resulting
        from operations..............................    (12,807,689)     (2,291,917)    (42,528,131)    (31,050,120)
                                                       -------------   -------------   -------------   -------------
  Contributions and (Withdrawals):
    Payments received from policyowners..............      2,823,428       4,431,543       6,917,327      17,857,249
    Policyowners' surrenders.........................     (2,053,664)     (1,704,673)     (7,858,857)     (7,954,018)
    Policyowners' annuity and death benefits.........       (380,376)       (363,242)       (894,194)       (843,385)
    Net transfers from (to) Fixed Account............      6,450,674       8,071,316       7,779,730      27,838,244
    Transfers between Investment Divisions...........     (1,749,083)      2,958,512     (12,748,184)    (21,803,324)
    Contribution (withdrawal) of seed money by New
      York Life Insurance and Annuity Corporation....             --              --              --      (1,685,468)
                                                       -------------   -------------   -------------   -------------
      Net contributions and (withdrawals)............      5,090,979      13,393,456      (6,804,178)     13,409,298
                                                       -------------   -------------   -------------   -------------
    Increase (decrease) attributable to New York Life
      Insurance and Annuity Corporation charges
      retained by the Separate Account...............         43,725          (1,476)        147,221          11,401
                                                       -------------   -------------   -------------   -------------
        Increase (decrease) in net assets............     (7,672,985)     11,100,063     (49,185,088)    (17,629,421)
NET ASSETS:
    Beginning of year................................     49,247,096      38,147,033     142,303,288     159,932,709
                                                       -------------   -------------   -------------   -------------
    End of year......................................  $  41,574,111   $  49,247,096   $  93,118,200   $ 142,303,288
                                                       =============   =============   =============   =============

Not all investment divisions are available under all policies.
(a) For AmSouth Premium Plus Variable Annuity policies, represents the period January 18, 2001 (Commencement of Operations) through December 31, 2001.
(b) For the period July 2, 2001 (Commencement of Operations) through December 31, 2001.
(c) For Series IV and V policies, represents the period May 10, 2002 (Commencement of Operations) through December 31, 2002.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

             MAINSTAY VP                                                                                     MAINSTAY VP
              SMALL CAP                      MAINSTAY VP                     MAINSTAY VP                  AMERICAN CENTURY
               GROWTH                       TOTAL RETURN                        VALUE                      INCOME & GROWTH
    -----------------------------   -----------------------------   -----------------------------   -----------------------------
       2002(C)         2001(B)         2002(C)         2001(A)         2002(C)         2001(A)         2002(C)         2001(A)
    -----------------------------------------------------------------------------------------------------------------------------
    $    (288,408)  $     (49,757)  $   2,482,695   $   3,456,494   $     101,495   $     383,863   $    (162,146)  $    (338,205)
         (868,154)        (32,685)       (900,175)      3,299,609      (3,734,875)        361,783      (1,088,373)         24,719
               --              --              --         458,366         343,792       9,774,140              --              --
       (5,368,934)        286,415     (55,904,745)    (49,626,251)    (52,715,057)    (12,824,685)    (11,257,981)     (5,773,609)
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
       (6,525,496)        203,973     (54,322,225)    (42,411,782)    (56,004,645)     (2,304,899)    (12,508,500)     (6,087,095)
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
        5,417,939       2,065,855      12,339,816      24,120,215      18,219,110      27,030,064       2,641,037       2,880,801
       (1,175,027)        (93,246)    (20,285,317)    (19,179,525)    (13,843,177)    (10,834,343)     (2,621,720)     (2,765,876)
          (69,751)            (95)     (3,404,162)     (2,789,716)     (2,063,606)     (1,759,852)       (356,407)       (616,401)
       10,429,559         950,710       6,612,908      15,226,924      30,731,867      21,738,403       4,808,762       4,697,305
        3,982,883       5,125,746     (17,200,168)    (12,181,398)     (6,193,239)     22,755,024      (2,049,229)     (1,535,328)
               --       5,000,000              --              --              --              --              --              --
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
       18,585,603      13,048,970     (21,936,923)      5,196,500      26,850,955      58,929,296       2,422,443       2,660,501
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
           18,915          (1,333)        170,735          33,777         211,006         (28,886)         48,253          (1,611)
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
       12,079,022      13,251,610     (76,088,413)    (37,181,505)    (28,942,684)     56,595,511     (10,037,804)     (3,428,205)
       13,251,610              --     304,704,383     341,885,888     225,614,659     169,019,148      57,388,570      60,816,775
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
    $  25,330,632   $  13,251,610   $ 228,615,970   $ 304,704,383   $ 196,671,975   $ 225,614,659   $  47,350,766   $  57,388,570
    =============   =============   =============   =============   =============   =============   =============   =============

             MAINSTAY VP                        ALGER
             LORD ABBETT                      AMERICAN                         AMSOUTH                         AMSOUTH
             DEVELOPING                         SMALL                         ENHANCED                      INTERNATIONAL
               GROWTH                      CAPITALIZATION                      MARKET                          EQUITY
    -----------------------------   -----------------------------   -----------------------------   -----------------------------
       2002(C)         2001(A)         2002(C)          2001           2002(C)         2001(A)         2002(C)         2001(A)
    -----------------------------------------------------------------------------------------------------------------------------
    $    (320,655)  $    (355,152)  $    (869,217)  $  (1,061,485)  $     (15,106)  $      (5,981)  $      (2,674)  $        (925)
       (1,645,932)        124,007     (11,478,603)    (39,384,253)        (85,251)         (1,258)        (35,827)           (127)
               --              --              --              --              --              --              --              --
       (6,237,398)     (2,352,165)     (8,183,074)     10,366,014        (336,281)         (3,620)        (12,840)         (9,713)
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
       (8,203,985)     (2,583,310)    (20,530,894)    (30,079,724)       (436,638)        (10,859)        (51,341)        (10,765)
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
        1,555,247       1,429,247       2,954,776       8,308,559         602,804         370,427         159,216          37,240
         (939,721)       (925,315)     (3,405,220)     (6,938,545)       (165,467)        (15,636)         (1,866)           (257)
         (105,555)       (197,906)       (524,486)       (442,172)       (101,899)             --              --              --
        1,156,733       1,277,592       3,563,096      11,036,302         594,101         739,076           3,409          89,241
         (513,401)     (2,309,358)     (4,049,008)     (4,603,579)        (43,888)         28,991         (86,013)            260
               --              --              --              --              --              --              --              --
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
        1,153,303        (725,740)     (1,460,842)      7,360,565         885,651       1,122,858          74,746         126,484
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
           26,836          (3,406)         71,007          43,117           1,463             (35)            218              23
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
       (7,023,846)     (3,312,456)    (21,920,729)    (22,676,042)        450,476       1,111,964          23,623         115,742
       26,620,499      29,932,955      72,120,466      94,796,508       1,111,964              --         115,742              --
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
    $  19,596,653   $  26,620,499   $  50,199,737   $  72,120,466   $   1,562,440   $   1,111,964   $     139,365   $     115,742
    =============   =============   =============   =============   =============   =============   =============   =============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the years ended December 31, 2002
and December 31, 2001


                                                                  AMSOUTH                         AMSOUTH
                                                                 LARGE CAP                        MID CAP
                                                       -----------------------------   -----------------------------
                                                          2002(C)         2001(A)         2002(C)         2001(A)
                                                       -------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income (loss).....................  $     (32,077)  $     (11,188)  $     (11,064)  $      (3,736)
    Net realized gain (loss) on investments..........        (93,043)         (2,789)        (26,000)           (230)
    Realized gain distribution received..............             --              --              --              --
    Change in unrealized appreciation (depreciation)
      on investments.................................       (548,806)         31,067        (150,238)        (31,465)
                                                       -------------   -------------   -------------   -------------
      Net increase (decrease) in net assets resulting
        from operations..............................       (673,926)         17,090        (187,302)        (35,431)
                                                       -------------   -------------   -------------   -------------
  Contributions and (Withdrawals):
    Payments received from policyowners..............        663,341         367,533         356,566         220,473
    Policyowners' surrenders.........................       (249,213)        (16,802)        (38,554)         (2,885)
    Policyowners' annuity and death benefits.........            (18)             --              --              --
    Net transfers from (to) Fixed Account............      1,028,687       1,562,334         189,028         332,710
    Transfers between Investment Divisions...........       (128,394)        (46,789)         (9,203)            294
                                                       -------------   -------------   -------------   -------------
      Net contributions and (withdrawals)............      1,314,403       1,866,276         497,837         550,592
                                                       -------------   -------------   -------------   -------------
    Increase (decrease) attributable to New York Life
      Insurance and Annuity Corporation charges
      retained by the Separate Account...............          2,373            (108)            688              14
                                                       -------------   -------------   -------------   -------------
        Increase (decrease) in net assets............        642,850       1,883,258         311,223         515,175
NET ASSETS:
    Beginning of year................................      1,883,258              --         515,175              --
                                                       -------------   -------------   -------------   -------------
    End of year......................................  $   2,526,108   $   1,883,258   $     826,398   $     515,175
                                                       =============   =============   =============   =============

                                                                JANUS ASPEN                     JANUS ASPEN
                                                                  SERIES                          SERIES
                                                                 BALANCED                    WORLDWIDE GROWTH
                                                       -----------------------------   -----------------------------
                                                          2002(C)         2001(A)         2002(C)          2001
                                                       -------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income (loss).....................  $   6,716,469   $   8,015,222   $  (1,719,786)  $  (3,980,430)
    Net realized gain (loss) on investments..........      2,707,941       7,014,504     (16,077,361)      3,937,078
    Realized gain distribution received..............             --              --              --              --
    Change in unrealized appreciation (depreciation)
      on investments.................................    (62,206,513)    (53,765,457)    (86,686,068)   (125,576,221)
                                                       -------------   -------------   -------------   -------------
      Net increase (decrease) in net assets resulting
        from operations..............................    (52,782,103)    (38,735,731)   (104,483,215)   (125,619,573)
                                                       -------------   -------------   -------------   -------------
  Contributions and (Withdrawals):
    Payments received from policyowners..............     39,015,590      58,493,388      14,576,401      35,310,655
    Policyowners' surrenders.........................    (43,144,584)    (35,937,935)    (20,341,899)    (24,210,872)
    Policyowners' annuity and death benefits.........     (6,031,215)     (6,074,284)     (2,560,686)     (2,798,185)
    Net transfers from (to) Fixed Account............     55,406,562      74,568,408      12,038,194      42,740,447
    Transfers between Investment Divisions...........    (28,150,818)    (19,005,838)    (30,324,194)    (38,195,934)
                                                       -------------   -------------   -------------   -------------
      Net contributions and (withdrawals)............     17,095,535      72,043,739     (26,612,184)     12,846,111
                                                       -------------   -------------   -------------   -------------
    Increase (decrease) attributable to New York Life
      Insurance and Annuity Corporation charges
      retained by the Separate Account...............        206,054            (446)        377,749         170,553
                                                       -------------   -------------   -------------   -------------
        Increase (decrease) in net assets............    (35,480,514)     33,307,562    (130,717,650)   (112,602,909)
NET ASSETS:
    Beginning of year................................    635,875,647     602,568,085     397,758,192     510,361,101
                                                       -------------   -------------   -------------   -------------
    End of year......................................  $ 600,395,133   $ 635,875,647   $ 267,040,542   $ 397,758,192
                                                       =============   =============   =============   =============

Not all investment divisions are available under all policies.
(a) For AmSouth Premium Plus Variable Annuity policies, represents the period January 18, 2001 (Commencement of Operations) through December 31, 2001.
(b) For the period July 2, 2001 (Commencement of Operations) through December 31, 2001.
(c) For Series IV and V policies, represents the period May 10, 2002 (Commencement of Operations) through December 31, 2002.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

                                             DREYFUS IP                       FIDELITY                        FIDELITY
               CALVERT                       TECHNOLOGY                          VIP                             VIP
               SOCIAL                          GROWTH                       CONTRAFUND(R)                   EQUITY-INCOME
              BALANCED                    (INITIAL SHARES)                 (INITIAL CLASS)                 (INITIAL CLASS)
    -----------------------------   -----------------------------   -----------------------------   -----------------------------
       2002(C)          2001           2002(C)         2001(B)         2002(C)          2001           2002(C)          2001
    -----------------------------------------------------------------------------------------------------------------------------
    $     400,940   $     721,993   $     (91,691)  $      (9,124)  $  (1,640,872)  $  (1,770,045)  $     465,463   $     290,278
       (1,285,632)       (227,530)       (784,663)        (13,050)     (3,204,601)        756,640      (7,059,406)       (991,946)
               --         542,740              --              --              --       8,207,473       4,144,386       7,622,468
       (3,329,468)     (3,432,236)     (2,653,322)        251,418     (27,337,803)    (52,015,544)    (35,697,937)    (18,435,392)
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
       (4,214,160)     (2,395,033)     (3,529,676)        229,244     (32,183,276)    (44,821,476)    (38,147,494)    (11,514,592)
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
        2,347,413       3,188,471       1,883,098         873,736      15,132,643      20,708,009      12,589,099      20,221,481
       (1,943,927)     (1,678,884)       (451,769)        (25,538)    (17,590,147)    (15,195,570)    (12,282,973)     (9,776,105)
         (403,510)       (132,045)        (95,536)         (5,046)     (2,593,900)     (2,097,626)     (2,287,543)     (2,083,049)
        3,761,864       4,990,518       2,940,310         583,932      20,029,474      26,992,249      24,335,650      26,470,182
       (1,611,324)     (1,357,626)      2,810,186       2,150,667     (10,144,196)    (17,710,932)     (4,843,418)      5,361,000
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
        2,150,516       5,010,434       7,086,289       3,577,751       4,833,874      12,696,130      17,510,815      40,193,509
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
           14,245             896           9,350            (358)        127,294          57,617         154,617            (118)
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
       (2,049,399)      2,616,297       3,565,963       3,806,637     (27,222,108)    (32,067,729)    (20,482,062)     28,678,799
       29,435,682      26,819,385       3,806,637              --     289,357,946     321,425,675     188,226,639     159,547,840
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
    $  27,386,283   $  29,435,682   $   7,372,600   $   3,806,637   $ 262,135,838   $ 289,357,946   $ 167,744,577   $ 188,226,639
    =============   =============   =============   =============   =============   =============   =============   =============

                                                                                                          NEUBERGER BERMAN
               MFS(R)                                                          MFS(R)                            AMT
              INVESTORS                        MFS(R)                         UTILITIES                        MID-CAP
            TRUST SERIES                   RESEARCH SERIES                     SERIES                          GROWTH
    -----------------------------   -----------------------------   -----------------------------   -----------------------------
       2002(C)          2001           2002(C)         2001(A)         2002(C)         2001(B)         2002(C)         2001(B)
    -----------------------------------------------------------------------------------------------------------------------------
    $    (273,007)  $    (292,779)  $    (486,683)  $    (743,837)  $       7,089   $        (958)  $     (27,511)  $      (1,406)
       (2,594,462)       (312,602)     (8,468,022)     (2,578,575)       (125,455)           (592)        (60,285)         (1,323)
               --         752,387              --       6,671,889              --              --              --              --
       (5,326,780)     (6,014,855)     (4,091,609)    (17,689,841)        (27,232)         (7,614)       (557,953)         30,477
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
       (8,194,249)     (5,867,849)    (13,046,314)    (14,340,364)       (145,598)         (9,164)       (645,749)         27,748
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
        2,408,914       3,956,045       1,540,618       6,274,231         205,255         106,217         497,105         137,432
       (2,216,932)     (1,691,749)     (2,337,459)     (2,554,508)       (138,440)           (496)       (134,446)         (5,977)
         (568,429)       (315,935)       (485,420)       (478,208)             --              --         (16,859)         (4,654)
        4,395,598       8,532,352       2,847,962      13,960,004         563,809         167,782       1,867,923         203,987
       (2,974,318)       (190,099)     (6,570,408)     (2,853,894)       (138,992)        129,055         829,316         289,409
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
        1,044,833      10,290,614      (5,004,707)     14,347,625         491,632         402,558       3,043,039         620,197
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
           29,895           7,670          47,938          14,296             635               3           1,790             (44)
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
       (7,119,521)      4,430,435     (18,003,083)         21,557         346,669         393,397       2,399,080         647,901
       34,340,704      29,910,269      52,541,038      52,519,481         393,397              --         647,901              --
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
    $  27,221,183   $  34,340,704   $  34,537,955   $  52,541,038   $     740,066   $     393,397   $   3,046,981   $     647,901
    =============   =============   =============   =============   =============   =============   =============   =============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the years ended December 31, 2002
and December 31, 2001

                                                                                                  VAN ECK
                                                               T. ROWE PRICE                     WORLDWIDE
                                                                  EQUITY                           HARD
                                                                  INCOME                          ASSETS
                                                       -----------------------------   -----------------------------
                                                          2002(C)          2001           2002(C)          2001
                                                       -------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income (loss).....................  $     324,257   $     106,635   $     (72,490)  $       2,031
    Net realized gain (loss) on investments..........     (3,020,615)       (151,883)       (555,541)         73,204
    Realized gain distribution received..............        115,918       1,394,154              --              71
    Change in unrealized appreciation (depreciation)
      on investments.................................    (16,792,258)     (1,334,107)       (371,780)       (588,213)
                                                       -------------   -------------   -------------   -------------
      Net increase (decrease) in net assets resulting
        from operations..............................    (19,372,698)         14,799        (999,811)       (512,907)
                                                       -------------   -------------   -------------   -------------
  Contributions and (Withdrawals):
    Payments received from policyowners..............     14,114,112      14,939,826       1,031,243         624,703
    Policyowners' surrenders.........................     (7,417,923)     (3,667,396)       (563,324)       (220,660)
    Policyowners' annuity and death benefits.........     (1,480,499)       (567,683)       (180,925)       (158,406)
    Net transfers from (to) Fixed Account............     30,489,156      18,561,014       1,795,782         499,311
    Transfers between Investment Divisions...........      4,109,856      24,088,954       4,090,054      (1,463,391)
                                                       -------------   -------------   -------------   -------------
      Net contributions and (withdrawals)............     39,814,702      53,354,715       6,172,830        (718,443)
                                                       -------------   -------------   -------------   -------------
    Increase (decrease) attributable to New York Life
      Insurance and Annuity Corporation charges
      retained by the Separate Account...............         86,003          (7,183)          4,897             627
                                                       -------------   -------------   -------------   -------------
        Increase (decrease) in net assets............     20,528,007      53,362,331       5,177,916      (1,230,723)
NET ASSETS:
    Beginning of year................................     96,090,179      42,727,848       3,777,173       5,007,896
                                                       -------------   -------------   -------------   -------------
    End of year......................................  $ 116,618,186   $  96,090,179   $   8,955,089   $   3,777,173
                                                       =============   =============   =============   =============

                                                                VAN KAMPEN
                                                                    UIF
                                                             EMERGING MARKETS
                                                                  EQUITY
                                                       -----------------------------
                                                          2002(C)         2001(A)
                                                       -----------------------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income (loss).....................  $    (480,356)  $    (419,886)
    Net realized gain (loss) on investments..........     (1,324,415)        500,018
    Realized gain distribution received..............             --              --
    Change in unrealized appreciation (depreciation)
      on investments.................................      1,026,842         129,236
                                                       -------------   -------------
      Net increase (decrease) in net assets resulting
        from operations..............................       (777,929)        209,368
                                                       -------------   -------------
  Contributions and (Withdrawals):
    Payments received from policyowners..............      2,027,022       2,004,189
    Policyowners' surrenders.........................     (3,707,217)     (1,712,868)
    Policyowners' annuity and death benefits.........       (187,905)       (150,065)
    Net transfers from (to) Fixed Account............      1,506,146       2,439,885
    Transfers between Investment Divisions...........     (4,549,358)       (166,737)
                                                       -------------   -------------
      Net contributions and (withdrawals)............     (4,911,312)      2,414,404
                                                       -------------   -------------
    Increase (decrease) attributable to New York Life
      Insurance and Annuity Corporation charges
      retained by the Separate Account...............         12,568             815
                                                       -------------   -------------
        Increase (decrease) in net assets............     (5,676,673)      2,624,587
NET ASSETS:
    Beginning of year................................     31,437,704      28,813,117
                                                       -------------   -------------
    End of year......................................  $  25,761,031   $  31,437,704
                                                       =============   =============

Not all investment divisions are available under all policies.
(a) For AmSouth Premium Plus Variable Annuity policies, represents the period January 18, 2001 (Commencement of Operations) through December 31, 2001.
(b) For the period July 2, 2001 (Commencement of Operations) through December 31, 2001.
(c) For Series IV and V policies, represents the period May 10, 2002 (Commencement of Operations) through December 31, 2002.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

NOTES TO FINANCIAL STATEMENTS

NOTE 1-- Organization and Accounting Policies:
--------------------------------------------------------------------------------
NYLIAC Variable Annuity Separate Account-III ("Separate Account" formerly, "LifeStages Annuity Separate Account") was established on November 30, 1994, under Delaware law by New York Life Insurance and Annuity Corporation ("NYLIAC"), a wholly-owned subsidiary of New York Life Insurance Company. The Separate Account funds Series I policies (LifeStages(R) Variable Annuity, LifeStages(R) Flexible Premium Variable Annuity and MainStay Plus Variable Annuity), Series II policies (LifeStages(R) Access Variable Annuity and MainStay Access Variable Annuity), Series III policies (LifeStages(R) Premium Plus Variable Annuity, MainStay Premium Plus Variable Annuity and AmSouth Premium Plus Variable Annuity), Series IV policies (LifeStages(R) Essentials Variable Annuity and MainStay Plus II Variable Annuity) and Series V policies (LifeStages(R) Select Variable Annuity and MainStay Select Variable Annuity). This account was established to receive and invest premium payments under Non-Qualified and Tax Qualified Flexible Premium Variable Retirement Annuity Policies issued by NYLIAC. The Non-Qualified policies are designed to establish retirement benefits to provide individuals with supplemental retirement income. The Qualified policies are designed to establish retirement benefits for individuals who participate in qualified pension, profit sharing or annuity plans. The policies are distributed by NYLIFE Distributors Inc. and sold by registered representatives of NYLIFE Securities Inc., certain banking and financial institutions which have entered into selling agreements with NYLIAC and registered representatives of unaffiliated broker-dealers. NYLIFE Securities Inc. is a wholly-owned subsidiary of NYLIFE LLC and NYLIFE Distributors Inc. is a wholly-owned subsidiary of New York Life Investment Management Holdings LLC ("NYLIM Holdings"). NYLIFE LLC and NYLIM Holdings are both wholly-owned subsidiaries of New York Life Insurance Company. The Separate Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust.

  The assets of the Separate Account, which are currently all in the accumulation phase, are invested in shares of the MainStay VP Series Fund, Inc., the Alger American Fund, the Variable Insurance Funds, the Calvert Variable Series, Inc. (formerly, "Acacia Capital Corporation"), the Dreyfus Investment Portfolios, the Fidelity Variable Insurance Products Fund, the Janus Aspen Series, the MFS(R) Variable Insurance Trust(SM), the Neuberger Berman Advisors Management Trust, the T. Rowe Price Equity Series, Inc., the Van Eck Worldwide Insurance Trust, and the Universal Institutional Funds, Inc. (formerly, "Morgan Stanley Dean Witter Universal Funds, Inc.") (collectively, "Funds"). These assets are clearly identified and distinguished from the other assets and liabilities of NYLIAC. These assets are the property of NYLIAC; however, the portion of the assets attributable to the policies will not be charged with liabilities arising out of any other business NYLIAC may conduct. The Fixed Account represents the general assets of NYLIAC. NYLIAC's Fixed Account may be charged with liabilities arising out of other business NYLIAC may conduct.

  New York Life Investment Management LLC ("NYLIM"), a wholly-owned subsidiary of NYLIM Holdings, provides investment advisory services to the MainStay VP Series Fund, Inc. for a fee. NYLIM retains several sub-advisers, including MacKay Shields LLC, a wholly-owned subsidiary of NYLIM Holdings, American Century Investment Management, Inc., The Dreyfus Corporation, Eagle Asset Management, Inc. and Lord, Abbett & Co., to provide investment advisory services to certain Portfolios of the MainStay VP Series Fund, Inc.

  The following Investment Divisions, with their respective fund portfolios, are available for all LifeStages(R) Variable Annuity, LifeStages(R) Flexible Premium Variable Annuity, LifeStages(R) Access Variable Annuity, LifeStages(R) Premium Plus Variable Annuity, LifeStages(R) Essentials Variable Annuity and LifeStages(R) Select Variable Annuity Policyholders to invest premium payments:
MainStay VP Bond, MainStay VP Capital Appreciation, MainStay VP Cash Management, MainStay VP Convertible, MainStay VP Equity Income, MainStay VP Government, MainStay VP Growth Equity, MainStay VP High Yield Corporate Bond, MainStay VP Indexed Equity, MainStay VP International Equity, MainStay VP Mid Cap Core, MainStay VP Mid Cap Growth, MainStay VP Small Cap Growth, MainStay VP Total Return, MainStay VP Value, MainStay VP American Century Income & Growth, MainStay VP Dreyfus Large Company Value, MainStay VP Eagle Asset Management Growth Equity, MainStay VP Lord Abbett Developing Growth, Alger American Small Capitalization, Calvert Social Balanced, Dreyfus IP Technology Growth (Initial Shares), Fidelity VIP Contrafund(R) (Initial Class), Fidelity VIP Equity-Income (Initial Class), Janus Aspen Series Balanced, Janus Aspen Series Worldwide Growth, MFS(R) Investors Trust Series (formerly, "MFS(R) Growth With Income Series"), MFS(R) Research Series, T. Rowe Price Equity Income, Van Eck Worldwide Hard Assets and Van Kampen UIF Emerging Markets Equity (formerly, "Morgan Stanley UIF Emerging Markets Equity"). Each Investment Division of the Separate Account will invest exclusively in the corresponding eligible portfolio.

  The following Investment Divisions, with their respective fund portfolios, are available for all MainStay Plus Variable Annuity, MainStay Access Variable Annuity, MainStay Premium Plus Variable Annuity, MainStay Plus II Variable Annuity and MainStay Select Variable Annuity Policyholders to invest premium payments: MainStay VP Bond, MainStay VP Capital Appreciation, MainStay VP Cash Management, MainStay VP Convertible, MainStay VP Equity

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

Income, MainStay VP Government, MainStay VP Growth Equity, MainStay VP High Yield Corporate Bond, MainStay VP Indexed Equity, MainStay VP International Equity, MainStay VP Small Cap Growth, MainStay VP Total Return, MainStay VP Value, MainStay VP American Century Income & Growth, MainStay VP Dreyfus Large Company Value, MainStay VP Eagle Asset Management Growth Equity, MainStay VP Lord Abbett Developing Growth, Alger American Small Capitalization, Calvert Social Balanced, Dreyfus IP Technology Growth (Initial Shares), Fidelity VIP Contrafund(R) (Initial Class), Fidelity VIP Equity-Income (Initial Class), Janus Aspen Series Balanced, Janus Aspen Series Worldwide Growth, MFS(R) Investors Trust Series (formerly, "MFS(R) Growth With Income Series"), MFS(R) Research Series, MFS(R) Utilities Series, Neuberger Berman AMT Mid-Cap Growth, T. Rowe Price Equity Income, Van Eck Worldwide Hard Assets and Van Kampen UIF Emerging Markets Equity (formerly, "Morgan Stanley UIF Emerging Markets Equity"). Each Investment Division of the Separate Account will invest exclusively in the corresponding eligible portfolio.

  The following Investment Divisions are available for AmSouth Premium Plus Variable Annuity policies: MainStay VP Bond, MainStay VP Capital Appreciation, MainStay VP Cash Management, MainStay VP Convertible, MainStay VP Government, MainStay VP Growth Equity, MainStay VP High Yield Corporate Bond, MainStay VP Total Return, MainStay VP Value, MainStay VP American Century Income & Growth, MainStay VP Dreyfus Large Company Value, MainStay VP Eagle Asset Management Growth Equity, MainStay VP Lord Abbett Developing Growth, AmSouth Enhanced Market, AmSouth International Equity, AmSouth Large Cap, AmSouth Mid Cap, Janus Aspen Series Balanced, MFS(R) Research Series and Van Kampen UIF Emerging Markets Equity (formerly, "Morgan Stanley UIF Emerging Markets Equity"). Each Investment Division of the Separate Account will invest exclusively in the corresponding eligible portfolio.

  For all policies within Series I, II, III, IV, and V, initial premium payments are allocated to the Investment Divisions, Fixed Account(s) and/or Dollar Cost Averaging Advantage Plan Accounts (where available) within two Business Days after receipt. For Series IV policies, there are two Fixed Accounts available, a one year and a three year Fixed Account. For all policies, subsequent premium payments are allocated to the Investment Divisions, one year Fixed Account, three year Fixed Account (where available), and/or Dollar Cost Averaging Plan Accounts (where available) at the close of the Business Day they are received. In addition, for Series I, II, III and V policies, the Policyowner has the option to transfer amounts between the Investment Divisions of the Separate Account and the Fixed Account of NYLIAC. For Series IV policies, the Policyowner has the option to transfer amounts between the Investment Divisions of the Separate Account and the one year Fixed Account of NYLIAC.

  No Federal income tax is payable on investment income or capital gains of the Separate Account under current Federal income tax law.

  Security Valuation--The investments are valued at the net asset value of shares of the respective Fund portfolios.

  Security Transactions--Realized gains and losses from security transactions are reported on the identified cost basis. Security transactions are accounted for as of the date the securities are purchased or sold (trade date).

  Distributions Received--Dividend income and capital gain distributions are recorded on the ex-dividend date and reinvested in the corresponding portfolio.

  The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2--Investments (in 000's):
--------------------------------------------------------------------------------

At December 31, 2002, the investments of the Separate Account are as follows:


                                                                               MAINSTAY VP          MAINSTAY VP
                                                           MAINSTAY VP           CAPITAL               CASH
                                                              BOND             APPRECIATION         MANAGEMENT
                                                           ----------------------------------------------------
Number of shares.........................................     19,538               21,358              365,393
Identified cost..........................................   $263,000             $668,021           $  365,408


                                                            MAINSTAY VP         MAINSTAY VP         MAINSTAY VP
                                                              MID CAP             MID CAP            SMALL CAP
                                                               CORE               GROWTH              GROWTH
                                                            ---------------------------------------------------
Number of shares..........................................      2,441               2,582                3,617
Identified cost...........................................   $ 22,380            $ 21,702           $   30,501

  Investment activity for the year ended December 31, 2002, was as follows:


                                                                                MAINSTAY VP          MAINSTAY VP
                                                            MAINSTAY VP           CAPITAL               CASH
                                                               BOND             APPRECIATION         MANAGEMENT
                                                            ----------------------------------------------------
Purchases.................................................   $110,810             $ 43,871           $1,145,499
Proceeds from sales.......................................     19,318               92,244            1,089,154


                                                           MAINSTAY VP         MAINSTAY VP         MAINSTAY VP
                                                             MID CAP             MID CAP            SMALL CAP
                                                              CORE               GROWTH              GROWTH
                                                           ---------------------------------------------------
Purchases................................................   $ 17,442            $ 14,532           $   21,164
Proceeds from sales......................................      2,050               1,116                2,796

Not all investment divisions are available under all policies.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------


                      MAINSTAY VP                       MAINSTAY VP      MAINSTAY VP      MAINSTAY VP      MAINSTAY VP
     MAINSTAY VP         EQUITY        MAINSTAY VP         GROWTH         HIGH YIELD        INDEXED       INTERNATIONAL
     CONVERTIBLE         INCOME         GOVERNMENT         EQUITY       CORPORATE BOND       EQUITY           EQUITY
    --------------------------------------------------------------------------------------------------------------------
         17,524            7,679           26,260           18,052           63,896           27,939            2,980
       $197,925         $ 72,905         $282,348         $434,320         $599,933         $725,507         $ 29,493

                                       MAINSTAY VP      MAINSTAY VP      MAINSTAY VP      MAINSTAY VP
                                         AMERICAN         DREYFUS        EAGLE ASSET          LORD            ALGER
     MAINSTAY VP                         CENTURY           LARGE          MANAGEMENT         ABBETT          AMERICAN
        TOTAL         MAINSTAY VP         INCOME          COMPANY           GROWTH         DEVELOPING         SMALL
        RETURN           VALUE           & GROWTH          VALUE            EQUITY           GROWTH       CAPITALIZATION
    --------------------------------------------------------------------------------------------------------------------
         16,934           16,580            5,836            5,209           10,503            3,178            4,127
       $319,713         $258,011         $ 63,851         $ 53,099         $174,149         $ 31,756         $ 65,418


                      MAINSTAY VP                       MAINSTAY VP      MAINSTAY VP      MAINSTAY VP      MAINSTAY VP
     MAINSTAY VP         EQUITY        MAINSTAY VP         GROWTH         HIGH YIELD        INDEXED       INTERNATIONAL
     CONVERTIBLE         INCOME         GOVERNMENT         EQUITY       CORPORATE BOND       EQUITY           EQUITY
    --------------------------------------------------------------------------------------------------------------------
       $ 39,062         $ 58,051         $172,367         $ 43,034         $164,100         $ 71,778         $178,378
         18,420            3,207           17,643           55,269           95,782           85,463          170,512

                                       MAINSTAY VP      MAINSTAY VP      MAINSTAY VP      MAINSTAY VP
                                         AMERICAN         DREYFUS        EAGLE ASSET          LORD            ALGER
     MAINSTAY VP                         CENTURY           LARGE          MANAGEMENT         ABBETT          AMERICAN
        TOTAL         MAINSTAY VP         INCOME          COMPANY           GROWTH         DEVELOPING         SMALL
        RETURN           VALUE           & GROWTH          VALUE            EQUITY           GROWTH       CAPITALIZATION
    --------------------------------------------------------------------------------------------------------------------
       $ 22,946         $ 47,973         $  8,167         $ 10,179         $ 12,909         $ 10,001         $164,846
         42,517           20,551            5,897            5,428           21,364            9,174          167,208

--------------------------------------------------------------------------------


                               AMSOUTH           AMSOUTH                                                  CALVERT
                               ENHANCED       INTERNATIONAL         AMSOUTH             AMSOUTH           SOCIAL
                                MARKET           EQUITY            LARGE CAP            MID CAP          BALANCED
                            ----------------------------------------------------------------------------------------
Number of shares..........          239               22                 364                 140           18,326
Identified cost...........     $  1,909         $    163            $  3,054            $  1,011         $ 36,431

                                                                                                        VAN KAMPEN
                                                NEUBERGER                               VAN ECK             UIF
                                MFS(R)         BERMAN AMT        T. ROWE PRICE         WORLDWIDE         EMERGING
                              UTILITIES          MID-CAP             EQUITY               HARD            MARKETS
                                SERIES           GROWTH              INCOME              ASSETS           EQUITY
                            ----------------------------------------------------------------------------------------
Number of shares..........           62              255               7,155                 872            4,285
Identified cost...........     $    778         $  3,585            $134,244            $  9,623         $ 42,194


                               AMSOUTH           AMSOUTH                                                  CALVERT
                               ENHANCED       INTERNATIONAL         AMSOUTH             AMSOUTH           SOCIAL
                                MARKET           EQUITY            LARGE CAP            MID CAP          BALANCED
                            ----------------------------------------------------------------------------------------
Purchases.................     $  1,285         $    200            $  1,701            $    556         $  6,226
Proceeds from sales.......          410              127                 413                  67            3,666

                                                                                                        VAN KAMPEN
                                                NEUBERGER                               VAN ECK             UIF
                                MFS(R)         BERMAN AMT        T. ROWE PRICE         WORLDWIDE         EMERGING
                              UTILITIES          MID-CAP             EQUITY               HARD            MARKETS
                                SERIES           GROWTH              INCOME              ASSETS           EQUITY
                            ----------------------------------------------------------------------------------------
Purchases.................     $    990         $  3,294            $ 53,851            $ 18,037         $501,054
Proceeds from sales.......          488              268              13,413              11,914          506,430

Not all investment divisions are available under all policies.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------

       DREYFUS IP         FIDELITY          FIDELITY                         JANUS ASPEN         MFS(R)
       TECHNOLOGY            VIP               VIP          JANUS ASPEN         SERIES         INVESTORS          MFS(R)
         GROWTH         CONTRAFUND(R)     EQUITY-INCOME        SERIES         WORLDWIDE          TRUST           RESEARCH
    (INITIAL SHARES)   (INITIAL CLASS)   (INITIAL CLASS)      BALANCED          GROWTH           SERIES           SERIES
    ------------------------------------------------------------------------------------------------------------------------
           1,287            14,536             9,272            29,266           12,734            2,029            3,216
        $  9,801          $343,597          $214,947          $728,203         $507,959         $ 37,922         $ 60,629

       DREYFUS IP         FIDELITY          FIDELITY                         JANUS ASPEN         MFS(R)
       TECHNOLOGY            VIP               VIP          JANUS ASPEN         SERIES         INVESTORS          MFS(R)
         GROWTH         CONTRAFUND(R)     EQUITY-INCOME        SERIES         WORLDWIDE          TRUST           RESEARCH
    (INITIAL SHARES)   (INITIAL CLASS)   (INITIAL CLASS)      BALANCED          GROWTH           SERIES           SERIES
    ------------------------------------------------------------------------------------------------------------------------
        $ 10,001          $ 30,211          $ 44,842          $ 86,650         $131,867         $  7,002         $  4,443
           2,979            27,001            22,627            62,788          160,339            6,219            9,955

NOTE 3--Expenses and Related Party Transactions:
--------------------------------------------------------------------------------

NYLIAC deducts a surrender charge on certain partial withdrawals and surrenders of Series I, III, IV and V policies. For LifeStages(R) Variable Annuity and MainStay Plus Variable Annuity policies which are part of Series I, the percentage of the surrender charge varies, depending upon the length of time a premium payment is in the policy before it is withdrawn. This charge is 7% during the first three payment years and declines 1% per year for each additional payment year, until the sixth payment year, after which no charge is made. For LifeStages(R) Flexible Premium Variable Annuity policies, which are also part of Series I, this charge is 7% for the first three policy years and declines to 1% per year for each additional policy year, until the ninth policy year, after which no charge is made.

  For LifeStages(R) Premium Plus Variable Annuity policies, which are part of Series III, the percentage of the surrender charge varies, depending upon the length of time a premium payment is in the policy before it is withdrawn. This charge is 8% during the first three payment years and declines 1% per year for each additional payment year, until the eighth payment year, after which no charge is made. For MainStay Premium Plus Variable Annuity and AmSouth Premium Plus Variable Annuity policies, which are also part of Series III, the percentage of the surrender charge varies, depending upon the length of time a premium payment is in the policy before it is withdrawn. This charge is 8% for the first four payment years and declines 1% per year for each additional payment year, until the eighth payment year, after which no charge is made. In those states where NYLIAC offers a single premium version of the LifeStages(R) Premium Plus Variable Annuity, MainStay Premium Plus Variable Annuity and AmSouth Premium Plus Variable Annuity, there is a lower surrender charge.

  For the LifeStages(R) Essentials Variable Annuity and MainStay Plus II Variable Annuity policies, which are part of Series IV, the percentage of the surrender charge varies, depending upon the length of time a premium payment is in the policy before it is withdrawn. This charge is 7% during the first three payment years, 6% during the fourth and fifth payment years and declines 1% per year for each additional payment year, until the seventh payment year, after which no charge is made.

  For LifeStages(R) Select Variable Annuity and MainStay Select Variable Annuity policies, which are part of Series V, the percentage of the surrender charge varies, depending upon the length of time a premium payment is in the policy before it is withdrawn. This charge is 8% during the first two payment years and declines to 7% for the third payment year, after which no charge is made.

  All surrender charges are recorded with Policyowners' surrenders in the accompanying statement of changes in net assets.

  NYLIAC also deducts an annual policy service charge on each policy anniversary date and upon surrender, if on the policy anniversary and/or date of surrender the accumulation value is less than $20,000 for Series I policies, $50,000 for Series II and IV policies and $100,000 for Series III and V policies. For LifeStages(R) Variable Annuity and MainStay Plus Variable Annuity contracts which are part of Series I, this charge is the lesser of $30 or 2% of the accumulation value per policy. For LifeStages(R) Flexible Premium Variable Annuity, which is also part of Series I, this charge is $30 per policy. For Series II policies, this charge is $40 per policy (may be lower in some states). For Series III policies, this charge is $30 per policy. For Series IV policies, this charge is $30 per policy. For Series V policies, this charge is $50 per policy. These charges are shown as a reduction to payments received from policyowners in the accompanying statement of changes in net assets.

  Additionally, NYLIAC reserves the right to charge Series I, II, III, IV and V policies $30 for each transfer in excess of 12 in any one policy year, subject to certain restrictions.

  The Separate Account is charged for administrative services provided and the mortality and expense risks assumed by NYLIAC. For Series I, II, III, IV and V policies, these charges are made daily at an annual rate of 1.40%, 1.55%, 1.60%, 1.45% and 1.85%, respectively of the daily net asset value of each Investment Division. The amounts of these charges retained in the Investment Divisions represent funds of NYLIAC. Accordingly, NYLIAC participates in the results of each Investment Division ratably with the Policyowners. These charges are disclosed in the accompanying statement of operations.

--------------------------------------------------------------------------------
NOTE 4--Distribution of Net Income:
--------------------------------------------------------------------------------

The Separate Account does not expect to declare dividends to Policyowners from accumulated net investment income and realized gains. The income and gains are distributed to Policyowners as part of withdrawals of amounts (in the form of surrenders, death benefits, transfers, or annuity payments) in excess of the net premium payments.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

NOTE 5--Unit Transactions (in 000's):
--------------------------------------------------------------------------------

Transactions in accumulation units for the years ended December 31, 2002 and December 31, 2001, were as follows:


                                                                   MAINSTAY VP                           MAINSTAY VP
                                                                      BOND                          CAPITAL APPRECIATION
                                                           ---------------------------           ---------------------------
                                                             2002             2001(a)              2002             2001(a)
                                                           -----------------------------------------------------------------
SERIES I POLICIES
Units issued (redeemed) on contributions by NYLIAC.....          --                --                  --                 --
Units issued on payments received from policyowners....       1,007             1,191                 992              2,071
Units redeemed on surrenders...........................      (1,163)             (518)             (2,156)            (1,807)
Units redeemed on annuity and death benefits...........        (121)             (106)               (211)              (211)
Units issued (redeemed) on net transfers from (to)
  Fixed Account........................................       1,401               813                 (40)             1,127
Units issued (redeemed) on transfers between Investment
  Divisions............................................       1,819             3,371              (2,243)            (1,874)
                                                           --------           --------           --------           --------
  Net increase (decrease)..............................       2,943             4,751              (3,658)              (694)
Units outstanding, beginning of year...................      11,339             6,588              29,099             29,793
                                                           --------           --------           --------           --------
Units outstanding, end of year.........................      14,282            11,339              25,441             29,099
                                                           ========           ========           ========           ========
SERIES II POLICIES
Units issued on payments received from policyowners....         108                74                  16                109
Units redeemed on surrenders...........................         (67)               (7)                 (8)               (25)
Units redeemed on annuity and death benefits...........          (7)               --                 (20)                (1)
Units issued (redeemed) on net transfers from (to)
  Fixed Account........................................          (4)               (1)                (12)                --
Units issued (redeemed) on transfers between Investment
  Divisions............................................          44                14                  12                (20)
                                                           --------           --------           --------           --------
  Net increase (decrease)..............................          74                80                 (12)                63
Units outstanding, beginning of year...................          96                16                 186                123
                                                           --------           --------           --------           --------
Units outstanding, end of year.........................         170                96                 174                186
                                                           ========           ========           ========           ========
SERIES III POLICIES
Units issued on payments received from policyowners....         344               176                 318                563
Units redeemed on surrenders...........................         (92)               (7)               (105)               (28)
Units redeemed on annuity and death benefits...........          (4)               --                 (17)               (10)
Units issued (redeemed) on net transfers from (to)
  Fixed Account........................................       2,360               426               1,421              1,080
Units issued (redeemed) on transfers between Investment
  Divisions............................................         224                93                (320)              (111)
                                                           --------           --------           --------           --------
  Net increase (decrease)..............................       2,832               688               1,297              1,494
Units outstanding, beginning of year...................         706                18               1,704                210
                                                           --------           --------           --------           --------
Units outstanding, end of year.........................       3,538               706               3,001              1,704
                                                           ========           ========           ========           ========

Not all investment divisions are available under all policies.
(a) For AmSouth Premium Plus Variable Annuity policies, represents the period January 18, 2001 (Commencement of Operations) through December 31, 2001.
(b) For the period July 2, 2001 (Commencement of Operations) through December 31, 2001.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------



        MAINSTAY VP           MAINSTAY VP           MAINSTAY VP           MAINSTAY VP
      CASH MANAGEMENT         CONVERTIBLE          EQUITY INCOME          GOVERNMENT
    -------------------   -------------------   -------------------   -------------------
      2002     2001(a)      2002     2001(a)      2002     2001(b)      2002     2001(a)
    -------------------------------------------------------------------------------------
          --        --          --      (371)         --       500          --         --
      17,287    70,068         596     1,113         791       301       1,125      1,106
     (40,171)  (23,961)       (666)     (541)       (207)      (16)       (942)      (487)
      (2,007)   (2,196)        (98)      (71)        (16)       --        (112)       (42)
     (12,389)    1,752         663     1,473       1,191       188         901        676
      40,054    26,556        (413)      (91)      1,838       808       5,995      2,532
    --------   --------   --------   --------   --------   --------   --------   --------
       2,774    72,219          82     1,512       3,597     1,781       6,967      3,785
     205,310   133,091       9,385     7,873       1,781        --       8,293      4,508
    --------   --------   --------   --------   --------   --------   --------   --------
     208,084   205,310       9,467     9,385       5,378     1,781      15,260      8,293
    ========   ========   ========   ========   ========   ========   ========   ========
      16,856    18,944          64        86          57         9         179         84
     (10,906)   (2,737)        (25)      (16)        (10)       --         (28)        (6)
          --       (12)        (17)       (9)         --        --          (5)        (1)
        (447)      (40)        (21)      (12)         (2)       --          (3)        --
       5,034    (4,775)          9        --          11         2          16         24
    --------   --------   --------   --------   --------   --------   --------   --------
      10,537    11,380          10        49          56        11         159        101
      15,454     4,074         199       150          11        --         128         27
    --------   --------   --------   --------   --------   --------   --------   --------
      25,991    15,454         209       199          67        11         287        128
    ========   ========   ========   ========   ========   ========   ========   ========
      19,458     7,770         236       274         235        55         448        189
      (4,700)     (738)        (64)      (29)        (29)       (1)        (99)       (11)
         (75)       --         (15)      (10)         (1)       --         (13)        --
      21,984    22,767       1,554       799       1,397        84       1,781        505
      (1,240)   (2,009)       (128)       10          63         3         927        110
    --------   --------   --------   --------   --------   --------   --------   --------
      35,427    27,790       1,583     1,044       1,665       141       3,044        793
      30,376     2,586       1,125        81         141        --         798          5
    --------   --------   --------   --------   --------   --------   --------   --------
      65,803    30,376       2,708     1,125       1,806       141       3,842        798
    ========   ========   ========   ========   ========   ========   ========   ========

--------------------------------------------------------------------------------



                                                                                                         MAINSTAY VP
                                                                   MAINSTAY VP                           HIGH YIELD
                                                                  GROWTH EQUITY                        CORPORATE BOND
                                                           ---------------------------           ---------------------------
                                                             2002             2001(a)              2002             2001(a)
                                                           -----------------------------------------------------------------
SERIES I POLICIES
Units issued (redeemed) on contributions by NYLIAC.....          --                --                  --                 --
Units issued on payments received from policyowners....         620             1,319               1,377              2,405
Units redeemed on surrenders...........................      (1,074)             (909)             (2,461)            (1,850)
Units redeemed on annuity and death benefits...........        (138)             (120)               (384)              (353)
Units issued (redeemed) on net transfers from (to)
  Fixed Account........................................         456             1,093                 459                928
Units issued (redeemed) on transfers between Investment
  Divisions............................................      (1,352)             (650)                259              1,405
                                                           --------           --------           --------           --------
  Net increase (decrease)..............................      (1,488)              733                (750)             2,535
Units outstanding, beginning of year...................      16,447            15,714              28,228             25,693
                                                           --------           --------           --------           --------
Units outstanding, end of year.........................      14,959            16,447              27,478             28,228
                                                           ========           ========           ========           ========
SERIES II POLICIES
Units issued on payments received from policyowners....          30                97                 126                102
Units redeemed on surrenders...........................          (8)               (8)                (25)               (39)
Units redeemed on annuity and death benefits...........         (15)               (3)                (26)                (3)
Units issued (redeemed) on net transfers from (to)
  Fixed Account........................................         (23)                7                   3                 --
Units issued (redeemed) on transfers between Investment
  Divisions............................................           5                (2)                 28                  4
                                                           --------           --------           --------           --------
  Net increase (decrease)..............................         (11)               91                 106                 64
Units outstanding, beginning of year...................         230               139                 149                 85
                                                           --------           --------           --------           --------
Units outstanding, end of year.........................         219               230                 255                149
                                                           ========           ========           ========           ========
SERIES III POLICIES
Units issued on payments received from policyowners....         421               649                 611                424
Units redeemed on surrenders...........................        (122)              (25)               (128)               (17)
Units redeemed on annuity and death benefits...........         (29)               --                  (8)               (17)
Units issued (redeemed) on net transfers from (to)
  Fixed Account........................................       1,522             1,354               2,567              1,011
Units issued (redeemed) on transfers between Investment
  Divisions............................................        (168)              (87)                (97)               146
                                                           --------           --------           --------           --------
  Net increase (decrease)..............................       1,624             1,891               2,945              1,547
Units outstanding, beginning of year...................       2,054               163               1,601                 54
                                                           --------           --------           --------           --------
Units outstanding, end of year.........................       3,678             2,054               4,546              1,601
                                                           ========           ========           ========           ========

Not all investment divisions are available under all policies.
(a) For AmSouth Premium Plus Variable Annuity policies, represents the period January 18, 2001 (Commencement of Operations) through December 31, 2001.
(b) For the period July 2, 2001 (Commencement of Operations) through December 31, 2001.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------



                                                      MAINSTAY VP           MAINSTAY VP
        MAINSTAY VP            MAINSTAY VP              MID CAP               MID CAP
      INDEXED EQUITY      INTERNATIONAL EQUITY           CORE                 GROWTH
    -------------------   ---------------------   -------------------   -------------------
      2002       2001       2002        2001        2002     2001(b)      2002     2001(b)
    ---------------------------------------------------------------------------------------
          --        --          --          --          --       500          --        500
       1,076     1,899         103          99         232        87         349        151
      (2,155)   (1,775)        (98)        (71)        (70)       (3)        (47)        (2)
        (312)     (265)        (18)         (9)         (5)       --          (5)        --
         386     1,248          65          74         320        40         429         57
      (1,986)   (1,437)        344        (112)        661       110         187        149
    --------   --------   --------    --------    --------   --------   --------   --------
      (2,991)     (330)        396         (19)      1,138       734         913        855
      30,265    30,595       1,537       1,556         734        --         855         --
    --------   --------   --------    --------    --------   --------   --------   --------
      27,274    30,265       1,933       1,537       1,872       734       1,768        855
    ========   ========   ========    ========    ========   ========   ========   ========
          51       135           6          13           7        --          12          5
         (13)      (35)         (3)         --          (1)       --          (1)        --
         (15)       (2)         --         (10)         --        --          --         --
          (4)        3          21          --          --        --          --         --
           7       (12)        (22)         11           2        --           1         --
    --------   --------   --------    --------    --------   --------   --------   --------
          26        89           2          14           8        --          12          5
         224       135          32          18          --        --           5         --
    --------   --------   --------    --------    --------   --------   --------   --------
         250       224          34          32           8        --          17          5
    ========   ========   ========    ========    ========   ========   ========   ========
       1,275       636          61          23          40         2          73          8
        (155)      (31)         (9)         (1)         (9)       --         (16)        --
         (20)       --          (4)         (1)         (1)       --          (3)        --
       3,173     1,322         245         129         347        14         479         31
        (187)      (24)         54         (28)         18         9          34         --
    --------   --------   --------    --------    --------   --------   --------   --------
       4,086     1,903         347         122         395        25         567         39
       2,120       217         134          12          25        --          39         --
    --------   --------   --------    --------    --------   --------   --------   --------
       6,206     2,120         481         134         420        25         606         39
    ========   ========   ========    ========    ========   ========   ========   ========

--------------------------------------------------------------------------------



                                                         MAINSTAY VP
                                                          SMALL CAP            MAINSTAY VP
                                                           GROWTH             TOTAL RETURN
                                                     -------------------   -------------------
                                                       2002     2001(b)      2002     2001(a)
                                                     -----------------------------------------
SERIES I POLICIES
Units issued (redeemed) on contributions by
  NYLIAC...........................................       --        500         --          --
Units issued on payments received from
  policyowners.....................................      440        184        585       1,232
Units redeemed on surrenders.......................     (136)       (16)    (1,276)     (1,065)
Units redeemed on annuity and death benefits.......       (5)        --       (208)       (148)
Units issued (redeemed) on net transfers from (to)
  Fixed Account....................................      564         75        (83)        591
Units issued (redeemed) on transfers between
  Investment Divisions.............................      451        543     (1,144)       (698)
                                                     --------   --------   --------   --------
  Net increase (decrease)..........................    1,314      1,286     (2,126)        (88)
Units outstanding, beginning of year...............    1,286         --     16,939      17,027
                                                     --------   --------   --------   --------
Units outstanding, end of year.....................    2,600      1,286     14,813      16,939
                                                     ========   ========   ========   ========
SERIES II POLICIES
Units issued on payments received from
  policyowners.....................................        5         29         18          43
Units redeemed on surrenders.......................       (1)        --        (15)         (4)
Units redeemed on annuity and death benefits.......       --         --        (16)         --
Units issued (redeemed) on net transfers from (to)
  Fixed Account....................................        3         --         (9)        (10)
Units issued (redeemed) on transfers between
  Investment Divisions.............................        3         (1)        (2)        (24)
                                                     --------   --------   --------   --------
  Net increase (decrease)..........................       10         28        (24)          5
Units outstanding, beginning of year...............       28         --        302         297
                                                     --------   --------   --------   --------
Units outstanding, end of year.....................       38         28        278         302
                                                     ========   ========   ========   ========
SERIES III POLICIES
Units issued on payments received from
  policyowners.....................................      104         23        171         152
Units redeemed on surrenders.......................      (12)        --        (64)        (17)
Units redeemed on annuity and death benefits.......       (3)        --         (6)        (13)
Units issued (redeemed) on net transfers from (to)
  Fixed Account....................................      649         32        959         567
Units issued (redeemed) on transfers between
  Investment Divisions.............................      (39)        28        (15)        (28)
                                                     --------   --------   --------   --------
  Net increase (decrease)..........................      699         83      1,045         661
Units outstanding, beginning of year...............       83         --        717          56
                                                     --------   --------   --------   --------
Units outstanding, end of year.....................      782         83      1,762         717
                                                     ========   ========   ========   ========

Not all investment divisions are available under all policies.
(a) For AmSouth Premium Plus Variable Annuity policies, represents the period January 18, 2001 (Commencement of Operations) through December 31, 2001.
(b) For the period July 2, 2001 (Commencement of Operations) through December 31, 2001.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------


                                                                          MAINSTAY VP
                              MAINSTAY VP           MAINSTAY VP           EAGLE ASSET
        MAINSTAY VP        AMERICAN CENTURY        DREYFUS LARGE          MANAGEMENT
           VALUE            INCOME & GROWTH        COMPANY VALUE         GROWTH EQUITY
    -------------------   -------------------   -------------------   -------------------
      2002     2001(a)      2002     2001(a)      2002     2001(a)      2002     2001(a)
    -------------------------------------------------------------------------------------
         --         --         --         --         --         --         --        (120)
        730      1,272        185        253        199        341        434         984
       (801)      (577)      (288)      (266)      (201)      (156)      (644)       (540)
       (119)       (84)       (41)       (52)       (38)       (27)       (78)        (48)
        806        747        287        361        294        460        273       1,457
       (392)     1,161       (275)      (157)      (151)       237     (1,147)     (1,519)
    --------   --------   --------   --------   --------   --------   --------   --------
        224      2,519       (132)       139        103        855     (1,162)        214
     11,482      8,963      5,593      5,454      4,211      3,356      9,537       9,323
    --------   --------   --------   --------   --------   --------   --------   --------
     11,706     11,482      5,461      5,593      4,314      4,211      8,375       9,537
    ========   ========   ========   ========   ========   ========   ========   ========
         45         59         29          4          6         17         23          60
         (7)        (7)        (4)        --         (2)        (1)        (6)         (3)
         (1)        (7)        --         (9)        --         (8)        --         (18)
         (1)        (2)        (3)        (2)        --         --          2          (5)
         (3)         8          1         (1)         3          9         (1)        (20)
    --------   --------   --------   --------   --------   --------   --------   --------
         33         51         23         (8)         7         17         18          14
         73         22          9         17         34         17         69          55
    --------   --------   --------   --------   --------   --------   --------   --------
        106         73         32          9         41         34         87          69
    ========   ========   ========   ========   ========   ========   ========   ========
        281        252         49         29         44         66        146         342
        (65)        (8)       (11)        (2)       (24)        (5)       (75)        (22)
        (11)        (9)        --         (1)        (2)        --         (4)         --
      1,618        765        279        120        405        336        648         906
       (146)        30         20         --        (95)        23       (158)        (83)
    --------   --------   --------   --------   --------   --------   --------   --------
      1,677      1,030        337        146        328        420        557       1,143
      1,037          7        170         24        434         14      1,350         207
    --------   --------   --------   --------   --------   --------   --------   --------
      2,714      1,037        507        170        762        434      1,907       1,350
    ========   ========   ========   ========   ========   ========   ========   ========

--------------------------------------------------------------------------------



                                                         MAINSTAY VP
                                                         LORD ABBETT          ALGER AMERICAN
                                                      DEVELOPING GROWTH    SMALL CAPITALIZATION
                                                     -------------------   ---------------------
                                                       2002     2001(a)      2002        2001
                                                     -------------------------------------------
SERIES I POLICIES
Units issued on payments received from
  policyowners.....................................      129        132         325         674
Units redeemed on surrenders.......................     (124)      (110)       (463)       (467)
Units redeemed on annuity and death benefits.......      (16)       (15)        (58)        (42)
Units issued (redeemed) on net transfers from (to)
  Fixed Account....................................       38        105         176         789
Units issued (redeemed) on transfers between
  Investment Divisions.............................      (93)      (294)       (652)       (747)
                                                     --------   --------   --------    --------
  Net increase (decrease)..........................      (66)      (182)       (672)        207
Units outstanding, beginning of year...............    2,959      3,141       7,864       7,657
                                                     --------   --------   --------    --------
Units outstanding, end of year.....................    2,893      2,959       7,192       7,864
                                                     ========   ========   ========    ========
SERIES II POLICIES
Units issued on payments received from
  policyowners.....................................       15          6          16         112
Units redeemed on surrenders.......................       --         --          (3)       (473)
Units redeemed on annuity and death benefits.......       --         (9)         --          (9)
Units issued (redeemed) on net transfers from (to)
  Fixed Account....................................       (1)        --          (1)         (2)
Units issued (redeemed) on transfers between
  Investment Divisions.............................       (1)        --          (2)        390
                                                     --------   --------   --------    --------
  Net increase (decrease)..........................       13         (3)         10          18
Units outstanding, beginning of year...............        6          9          87          69
                                                     --------   --------   --------    --------
Units outstanding, end of year.....................       19          6          97          87
                                                     ========   ========   ========    ========
SERIES III POLICIES
Units issued on payments received from
  policyowners.....................................       41         30          58         189
Units redeemed on surrenders.......................       (5)        (1)        (32)         (9)
Units redeemed on annuity and death benefits.......       --         --         (18)         (1)
Units issued (redeemed) on net transfers from (to)
  Fixed Account....................................      117         51         429         641
Units issued (redeemed) on transfers between
  Investment Divisions.............................       12         24         (74)        (26)
                                                     --------   --------   --------    --------
  Net increase (decrease)..........................      165        104         363         794
Units outstanding, beginning of year...............      108          4         936         142
                                                     --------   --------   --------    --------
Units outstanding, end of year.....................      273        108       1,299         936
                                                     ========   ========   ========    ========

Not all investment divisions are available under all policies.
(a) For AmSouth Premium Plus Variable Annuity policies, represents the period January 18, 2001 (Commencement of Operations) through December 31, 2001.
(b) For the period July 2, 2001 (Commencement of Operations) through December 31, 2001.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------



          AMSOUTH               AMSOUTH
         ENHANCED            INTERNATIONAL            AMSOUTH               AMSOUTH
          MARKET                EQUITY               LARGE CAP              MID CAP
    -------------------   -------------------   -------------------   -------------------
      2002     2001(a)      2002     2001(a)      2002     2001(a)      2002     2001(a)
    -------------------------------------------------------------------------------------
          --        --          --        --          --        --          --         --
          --        --          --        --          --        --          --         --
          --        --          --        --          --        --          --         --
          --        --          --        --          --        --          --         --
          --        --          --        --          --        --          --         --
    --------   --------   --------   --------   --------   --------   --------   --------
          --        --          --        --          --        --          --         --
          --        --          --        --          --        --          --         --
    --------   --------   --------   --------   --------   --------   --------   --------
          --        --          --        --          --        --          --         --
    ========   ========   ========   ========   ========   ========   ========   ========
          --        --          --        --          --        --          --         --
          --        --          --        --          --        --          --         --
          --        --          --        --          --        --          --         --
          --        --          --        --          --        --          --         --
          --        --          --        --          --        --          --         --
    --------   --------   --------   --------   --------   --------   --------   --------
          --        --          --        --          --        --          --         --
          --        --          --        --          --        --          --         --
    --------   --------   --------   --------   --------   --------   --------   --------
          --        --          --        --          --        --          --         --
    ========   ========   ========   ========   ========   ========   ========   ========
          75        41          20         4          85        42          54         26
         (20)       (2)         --        --         (31)       (2)         (6)        --
         (12)       --          --        --          --        --          --         --
          76        85          --        10         134       182          30         44
          (7)        3         (13)       --         (19)       (6)         (2)        --
    --------   --------   --------   --------   --------   --------   --------   --------
         112       127           7        14         169       216          76         70
         127        --          14        --         216        --          70         --
    --------   --------   --------   --------   --------   --------   --------   --------
         239       127          21        14         385       216         146         70
    ========   ========   ========   ========   ========   ========   ========   ========

--------------------------------------------------------------------------------



                                                           CALVERT             DREYFUS IP
                                                           SOCIAL           TECHNOLOGY GROWTH
                                                          BALANCED          (INITIAL SHARES)
                                                     -------------------   -------------------
                                                       2002       2001       2002     2001(b)
                                                     -----------------------------------------
SERIES I POLICIES
Units issued on payments received from
  policyowners.....................................       106       140         162         78
Units redeemed on surrenders.......................      (122)      (96)        (52)        (3)
Units redeemed on annuity and death benefits.......       (20)       (7)         (3)        (1)
Units issued (redeemed) on net transfers from (to)
  Fixed Account....................................       106       228         186         24
Units issued (redeemed) on transfers between
  Investment Divisions.............................      (111)      (81)        197        227
                                                     --------   --------   --------   --------
  Net increase (decrease)..........................       (41)      184         490        325
Units outstanding, beginning of year...............     1,668     1,484         325         --
                                                     --------   --------   --------   --------
Units outstanding, end of year.....................     1,627     1,668         815        325
                                                     ========   ========   ========   ========
SERIES II POLICIES
Units issued on payments received from
  policyowners.....................................         3         4           5          1
Units redeemed on surrenders.......................        (1)       (2)         (1)        --
Units redeemed on annuity and death benefits.......        --        (1)         --         --
Units issued (redeemed) on net transfers from (to)
  Fixed Account....................................        --        --          --         --
Units issued (redeemed) on transfers between
  Investment Divisions.............................         2        (1)         16          1
                                                     --------   --------   --------   --------
  Net increase (decrease)..........................         4        --          20          2
Units outstanding, beginning of year...............        11        11           2         --
                                                     --------   --------   --------   --------
Units outstanding, end of year.....................        15        11          22          2
                                                     ========   ========   ========   ========
SERIES III POLICIES
Units issued on payments received from
  policyowners.....................................        60        91          47         16
Units redeemed on surrenders.......................       (13)       (4)         (6)        --
Units redeemed on annuity and death benefits.......       (15)       --          (8)        --
Units issued (redeemed) on net transfers from (to)
  Fixed Account....................................       263       133         199         39
Units issued (redeemed) on transfers between
  Investment Divisions.............................        (6)       (4)         54          3
                                                     --------   --------   --------   --------
  Net increase (decrease)..........................       289       216         286         58
Units outstanding, beginning of year...............       235        19          58         --
                                                     --------   --------   --------   --------
Units outstanding, end of year.....................       524       235         344         58
                                                     ========   ========   ========   ========

Not all investment divisions are available under all policies.
(a) For AmSouth Premium Plus Variable Annuity policies, represents the period January 18, 2001 (Commencement of Operations) through December 31, 2001.
(b) For the period July 2, 2001 (Commencement of Operations) through December 31, 2001.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------


         FIDELITY              FIDELITY                                   JANUS ASPEN
            VIP                   VIP               JANUS ASPEN             SERIES
       CONTRAFUND(R)         EQUITY-INCOME            SERIES               WORLDWIDE
      (INITIAL CLASS)       (INITIAL CLASS)          BALANCED               GROWTH
    -------------------   -------------------   -------------------   -------------------
      2002       2001       2002       2001       2002     2001(a)      2002       2001
    -------------------------------------------------------------------------------------
         679      1,057        571      1,098      1,537     2,693         795      1,690
      (1,087)      (908)      (826)      (619)    (2,316)   (1,877)     (1,417)    (1,306)
        (163)      (125)      (146)      (123)      (323)     (314)       (176)      (153)
         455      1,246        789      1,112      1,168     2,976         293      1,916
        (686)    (1,093)      (341)       271     (1,556)   (1,041)     (2,199)    (2,256)
    --------   --------   --------   --------   --------   --------   --------   --------
        (802)       177         47      1,739     (1,490)    2,437      (2,704)      (109)
      17,160     16,983     11,501      9,762     32,862    30,425      23,563     23,672
    --------   --------   --------   --------   --------   --------   --------   --------
      16,358     17,160     11,548     11,501     31,372    32,862      20,859     23,563
    ========   ========   ========   ========   ========   ========   ========   ========
          32         69         23         25         80       160          45         81
          (5)        (8)        (7)        (3)       (44)      (29)         (8)       (89)
          --         --         (2)        (8)        (1)       (4)         --         (1)
          --         (1)         7         (1)       (14)       (5)          5          2
          (2)        (3)         3         13         (2)      (18)         (2)        39
    --------   --------   --------   --------   --------   --------   --------   --------
          25         57         24         26         19       104          40         32
         103         46         53         27        264       160         159        127
    --------   --------   --------   --------   --------   --------   --------   --------
         128        103         77         53        283       264         199        159
    ========   ========   ========   ========   ========   ========   ========   ========
         274        277        300        264        657       654         279        443
         (85)       (21)      (108)       (17)      (209)      (56)       (115)       (38)
         (10)        (1)       (28)        (6)       (30)      (12)        (20)       (10)
       1,380        737      1,333        946      3,488     2,037       1,111      1,103
         (29)       (42)      (182)        24       (206)      (42)       (179)      (101)
    --------   --------   --------   --------   --------   --------   --------   --------
       1,530        950      1,315      1,211      3,700     2,581       1,076      1,397
       1,097        147      1,237         26      2,875       294       1,730        333
    --------   --------   --------   --------   --------   --------   --------   --------
       2,627      1,097      2,552      1,237      6,575     2,875       2,806      1,730
    ========   ========   ========   ========   ========   ========   ========   ========

--------------------------------------------------------------------------------



                                                      MFS(R) INVESTORS       MFS(R) RESEARCH      MFS(R) UTILITIES
                                                        TRUST SERIES             SERIES                SERIES
                                                     -------------------   -------------------   -------------------
                                                       2002       2001       2002     2001(a)      2002     2001(b)
                                                     ------------------------------------------------------------
SERIES I POLICIES
Units issued on payments received from
  policyowners.....................................       198       318        137        458          7           2
Units redeemed on surrenders.......................      (262)     (168)      (259)      (235)        (3)         --
Units redeemed on annuity and death benefits.......       (70)      (33)       (56)       (39)        --          --
Units issued (redeemed) on net transfers from (to)
  Fixed Account....................................       284       537        104        984         31           2
Units issued (redeemed) on transfers between
  Investment Divisions.............................      (315)      (46)      (676)      (365)        (5)         11
                                                     --------   --------   --------   --------   --------   --------
  Net increase (decrease)..........................      (165)      608       (750)       803         30          15
Units outstanding, beginning of year...............     3,303     2,695      4,857      4,054         15          --
                                                     --------   --------   --------   --------   --------   --------
Units outstanding, end of year.....................     3,138     3,303      4,107      4,857         45          15
                                                     ========   ========   ========   ========   ========   ========
SERIES II POLICIES
Units issued on payments received from
  policyowners.....................................        18        10          6         19          1          --
Units redeemed on surrenders.......................        --        (2)        (3)        (7)        --          --
Units redeemed on annuity and death benefits.......        (1)       --         --        (10)        --          --
Units issued (redeemed) on net transfers from (to)
  Fixed Account....................................        (4)       --         (3)       (16)        --          --
Units issued (redeemed) on transfers between
  Investment Divisions.............................        (1)       10         (2)         3         --          --
                                                     --------   --------   --------   --------   --------   --------
  Net increase (decrease)..........................        12        18         (2)       (11)         1          --
Units outstanding, beginning of year...............        29        11         55         66         --          --
                                                     --------   --------   --------   --------   --------   --------
Units outstanding, end of year.....................        41        29         53         55          1          --
                                                     ========   ========   ========   ========   ========   ========
SERIES III POLICIES
Units issued on payments received from
  policyowners.....................................        43        87         18        136         20          10
Units redeemed on surrenders.......................       (21)      (10)       (40)       (11)       (18)         --
Units redeemed on annuity and death benefits.......        --        --         (5)        --         --          --
Units issued (redeemed) on net transfers from (to)
  Fixed Account....................................       264       422        309        486         47          18
Units issued (redeemed) on transfers between
  Investment Divisions.............................      (110)       (9)      (183)        11        (18)          3
                                                     --------   --------   --------   --------   --------   --------
  Net increase (decrease)..........................       176       490         99        622         31          31
Units outstanding, beginning of year...............       522        32        801        179         31          --
                                                     --------   --------   --------   --------   --------   --------
Units outstanding, end of year.....................       698       522        900        801         62          31
                                                     ========   ========   ========   ========   ========   ========

Not all investment divisions are available under all policies.
(a) For AmSouth Premium Plus Variable Annuity policies, represents the period January 18, 2001 (Commencement of Operations) through December 31, 2001.
(b) For the period July 2, 2001 (Commencement of Operations) through December 31, 2001.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------


                                                                          VAN KAMPEN
     NEUBERGER BERMAN                                 VAN ECK                 UIF
        AMT MID-CAP          T. ROWE PRICE           WORLDWIDE             EMERGING
          GROWTH             EQUITY INCOME          HARD ASSETS         MARKETS EQUITY
    -------------------   -------------------   -------------------   -------------------
      2002     2001(b)      2002       2001       2002       2001       2002     2001(a)
    -------------------------------------------------------------------------------------
         37         11        767      1,056          67        39         189        218
        (11)        (1)      (602)      (311)        (54)      (22)       (208)      (217)
         (1)        --       (120)       (43)        (19)      (16)        (25)       (20)
         98          8      1,370      1,026           9        37          (3)       254
         78         30        243      1,991         333      (129)         88       (421)
    --------   --------   --------   --------   --------   --------   --------   --------
        201         48      1,658      3,719         336       (91)         41       (186)
         48         --      7,398      3,679         378       469       3,172      3,358
    --------   --------   --------   --------   --------   --------   --------   --------
        249         48      9,056      7,398         714       378       3,213      3,172
    ========   ========   ========   ========   ========   ========   ========   ========
          2         --         46         66           2        10          11         12
         --         --        (19)        (4)         (1)       --        (365)        (1)
         --         --         (2)        --          --        --          --         --
         --         --          1         (1)          1        --         (11)        --
          2         --          3          7           1        (9)       (633)     1,002
    --------   --------   --------   --------   --------   --------   --------   --------
          4         --         29         68           3         1        (998)     1,013
         --         --         81         13           3         2       1,019          6
    --------   --------   --------   --------   --------   --------   --------   --------
          4         --        110         81           6         3          21      1,019
    ========   ========   ========   ========   ========   ========   ========   ========
         13          4        325        189          14        14          43         33
         (5)        --        (85)        (8)         (5)       (1)        (23)        (1)
         (1)        --        (17)        (7)         --        --          --         --
        123         13      1,372        640         176        15         217         60
         23          1        (78)        72          39        (8)         82        (10)
    --------   --------   --------   --------   --------   --------   --------   --------
        153         18      1,517        886         224        20         319         82
         18         --        895          9          25         5          89          7
    --------   --------   --------   --------   --------   --------   --------   --------
        171         18      2,412        895         249        25         408         89
    ========   ========   ========   ========   ========   ========   ========   ========

--------------------------------------------------------------------------------



                                                                             MAINSTAY VP        MAINSTAY VP
                                                          MAINSTAY VP          CAPITAL              CASH
                                                              BOND           APPRECIATION        MANAGEMENT
                                                        ----------------   ----------------   ----------------
                                                            2002(a)            2002(a)            2002(a)
                                                        ------------------------------------------------------
SERIES IV POLICIES
Units issued on payments received from policyowners...           285                262              5,486
Units redeemed on surrenders..........................            (3)                (1)               (40)
Units redeemed on annuity and death benefits..........            (2)                --                 --
Units issued (redeemed) on net transfers from (to)
  Fixed Account.......................................           237                135              1,787
Units issued (redeemed) on transfers between
  Investment Divisions................................            54                 --             (2,284)
                                                            --------           --------           --------
  Net increase (decrease).............................           571                396              4,949
Units outstanding, beginning of year..................            --                 --                 --
                                                            --------           --------           --------
Units outstanding, end of year........................           571                396              4,949
                                                            ========           ========           ========
SERIES V POLICIES
Units issued on payments received from policyowners...             5                 --                200
Units redeemed on surrenders..........................            --                 --                 --
Units redeemed on annuity and death benefits..........            --                 --                 --
Units issued (redeemed) on net transfers from (to)
  Fixed Account.......................................             8                  1                 --
Units issued (redeemed) on transfers between
  Investment Divisions................................            --                 --                (30)
                                                            --------           --------           --------
  Net increase (decrease).............................            13                  1                170
Units outstanding, beginning of year..................            --                 --                 --
                                                            --------           --------           --------
Units outstanding, end of year........................            13                  1                170
                                                            ========           ========           ========

Not all investment divisions are available under all policies.
(a) For Series IV and V policies, represents the period May 10, 2002 (Commencement of Operations) through December 31, 2002.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------



                         MAINSTAY VP                                              MAINSTAY VP
      MAINSTAY VP           EQUITY          MAINSTAY VP        MAINSTAY VP         HIGH YIELD        MAINSTAY VP
      CONVERTIBLE           INCOME           GOVERNMENT       GROWTH EQUITY      CORPORATE BOND     INDEXED EQUITY
    ----------------   ----------------   ----------------   ----------------   ----------------   ----------------
        2002(a)            2002(a)            2002(a)            2002(a)            2002(a)            2002(a)
    ---------------------------------------------------------------------------------------------------------------
             223                216                536                211                430                416
              (2)                (4)                (4)                (2)                (7)                (5)
              --                 (2)                --                 --                 (2)                --
             169                220                270                155                313                238
               6                 (8)                63                  3                 42                 11
        --------           --------           --------           --------           --------           --------
             396                422                865                367                776                660
              --                 --                 --                 --                 --                 --
        --------           --------           --------           --------           --------           --------
             396                422                865                367                776                660
        ========           ========           ========           ========           ========           ========
              --                  8                  8                 --                  1                  5
              --                 --                 --                 --                 --                 --
              --                 --                 --                 --                 --                 --
               1                  6                  8                  2                  4                  2
              --                 --                 --                 --                  1                  1
        --------           --------           --------           --------           --------           --------
               1                 14                 16                  2                  6                  8
              --                 --                 --                 --                 --                 --
        --------           --------           --------           --------           --------           --------
               1                 14                 16                  2                  6                  8
        ========           ========           ========           ========           ========           ========

--------------------------------------------------------------------------------



                                                          MAINSTAY VP        MAINSTAY VP        MAINSTAY VP
                                                         INTERNATIONAL         MID CAP            MID CAP
                                                             EQUITY              CORE              GROWTH
                                                        ----------------   ----------------   ----------------
                                                            2002(a)            2002(a)            2002(a)
                                                        ------------------------------------------------------
SERIES IV POLICIES
Units issued on payments received from policyowners...            49                 91                117
Units redeemed on surrenders..........................            --                 (1)                (1)
Units redeemed on annuity and death benefits..........            --                 --                 --
Units issued (redeemed) on net transfers from (to)
  Fixed Account.......................................            31                 71                 81
Units issued (redeemed) on transfers between
  Investment Divisions................................            --                 (9)                 2
                                                            --------           --------           --------
  Net increase (decrease).............................            80                152                199
Units outstanding, beginning of year..................            --                 --                 --
                                                            --------           --------           --------
Units outstanding, end of year........................            80                152                199
                                                            ========           ========           ========
SERIES V POLICIES
Units issued on payments received from policyowners...             1                  1                 --
Units redeemed on surrenders..........................            --                 --                 --
Units redeemed on annuity and death benefits..........            --                 --                 --
Units issued (redeemed) on net transfers from (to)
  Fixed Account.......................................            --                 --                  2
Units issued (redeemed) on transfers between
  Investment Divisions................................            --                 --                 --
                                                            --------           --------           --------
  Net increase (decrease).............................             1                  1                  2
Units outstanding, beginning of year..................            --                 --                 --
                                                            --------           --------           --------
Units outstanding, end of year........................             1                  1                  2
                                                            ========           ========           ========

Not all investment divisions are available under all policies.
(a) For Series IV and V policies, represents the period May 10, 2002 (Commencement of Operations) through December 31, 2002.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------


                                                               MAINSTAY VP                           MAINSTAY VP
      MAINSTAY VP                                            AMERICAN CENTURY     MAINSTAY VP        EAGLE ASSET
       SMALL CAP         MAINSTAY VP        MAINSTAY VP          INCOME &        DREYFUS LARGE        MANAGEMENT
         GROWTH          TOTAL RETURN          VALUE              GROWTH         COMPANY VALUE      GROWTH EQUITY
    ----------------   ----------------   ----------------   ----------------   ----------------   ----------------
        2002(a)            2002(a)            2002(a)            2002(a)            2002(a)            2002(a)
    ---------------------------------------------------------------------------------------------------------------
             117                168                294                 43                 59                 71
              (2)                (1)                (4)                --                 (1)                (1)
              --                 --                 --                 --                 --                 --
             122                 67                197                 22                 36                 64
               6                  2                 18                 --                  7                  7
        --------           --------           --------           --------           --------           --------
             243                236                505                 65                101                141
              --                 --                 --                 --                 --                 --
        --------           --------           --------           --------           --------           --------
             243                236                505                 65                101                141
        ========           ========           ========           ========           ========           ========
              --                 --                  3                 --                 --                 --
              --                 --                 --                 --                 --                 --
              --                 --                 --                 --                 --                 --
               2                  1                  3                 --                 --                 --
              --                 --                 --                 --                 --                 --
        --------           --------           --------           --------           --------           --------
               2                  1                  6                 --                 --                 --
              --                 --                 --                 --                 --                 --
        --------           --------           --------           --------           --------           --------
               2                  1                  6                 --                 --                 --
        ========           ========           ========           ========           ========           ========

--------------------------------------------------------------------------------


                                                          MAINSTAY VP
                                                          LORD ABBETT       ALGER AMERICAN        AMSOUTH
                                                           DEVELOPING           SMALL             ENHANCED
                                                             GROWTH         CAPITALIZATION         MARKET
                                                        ----------------   ----------------   ----------------
                                                            2002(a)            2002(a)            2002(a)
                                                        ------------------------------------------------------
SERIES IV POLICIES
Units issued on payments received from policyowners...            30                 21                 --
Units redeemed on surrenders..........................            --                 --                 --
Units redeemed on annuity and death benefits..........            --                 --                 --
Units issued (redeemed) on net transfers from (to)
  Fixed Account.......................................            11                 21                 --
Units issued (redeemed) on transfers between
  Investment Divisions................................             1                  4                 --
                                                            --------           --------           --------
  Net increase (decrease).............................            42                 46                 --
Units outstanding, beginning of year..................            --                 --                 --
                                                            --------           --------           --------
Units outstanding, end of year........................            42                 46                 --
                                                            ========           ========           ========
SERIES V POLICIES
Units issued on payments received from policyowners...            --                 --                 --
Units redeemed on surrenders..........................            --                 --                 --
Units redeemed on annuity and death benefits..........            --                 --                 --
Units issued (redeemed) on net transfers from (to)
  Fixed Account.......................................            --                 --                 --
Units issued (redeemed) on transfers between
  Investment Divisions................................            --                 --                 --
                                                            --------           --------           --------
  Net increase (decrease).............................            --                 --                 --
Units outstanding, beginning of year..................            --                 --                 --
                                                            --------           --------           --------
Units outstanding, end of year........................            --                 --                 --
                                                            ========           ========           ========

Not all investment divisions are available under all policies.
(a) For Series IV and V policies, represents the period May 10, 2002 (Commencement of Operations) through December 31, 2002.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------


                                                                                   DREYFUS IP          FIDELITY
        AMSOUTH                                                  CALVERT           TECHNOLOGY            VIP
     INTERNATIONAL         AMSOUTH            AMSOUTH             SOCIAL             GROWTH         CONTRAFUND(R)
         EQUITY           LARGE CAP           MID CAP            BALANCED       (INITIAL SHARES)   (INITIAL CLASS)
    ----------------   ----------------   ----------------   ----------------   ----------------   ----------------
        2002(a)            2002(a)            2002(a)            2002(a)            2002(a)            2002(a)
    ---------------------------------------------------------------------------------------------------------------
              --                 --                 --                 23                 26                222
              --                 --                 --                 --                 --                 (3)
              --                 --                 --                 --                 --                 --
              --                 --                 --                 15                 20                199
              --                 --                 --                 --                  5                  7
        --------           --------           --------           --------           --------           --------
              --                 --                 --                 38                 51                425
              --                 --                 --                 --                 --                 --
        --------           --------           --------           --------           --------           --------
              --                 --                 --                 38                 51                425
        ========           ========           ========           ========           ========           ========
              --                 --                 --                 --                 --                  2
              --                 --                 --                 --                 --                 --
              --                 --                 --                 --                 --                 --
              --                 --                 --                  1                 --                  3
              --                 --                 --                 --                 --                 --
        --------           --------           --------           --------           --------           --------
              --                 --                 --                  1                 --                  5
              --                 --                 --                 --                 --                 --
        --------           --------           --------           --------           --------           --------
              --                 --                 --                  1                 --                  5
        ========           ========           ========           ========           ========           ========

--------------------------------------------------------------------------------


                                                            FIDELITY                            JANUS ASPEN
                                                              VIP            JANUS ASPEN           SERIES
                                                         EQUITY-INCOME          SERIES           WORLDWIDE
                                                        (INITIAL CLASS)        BALANCED            GROWTH
                                                        ----------------   ----------------   ----------------
                                                            2002(a)            2002(a)            2002(a)
                                                        ------------------------------------------------------
SERIES IV POLICIES
Units issued on payments received from policyowners...           177                489                149
Units redeemed on surrenders..........................            (3)                (5)                (1)
Units redeemed on annuity and death benefits..........            --                 (3)                --
Units issued (redeemed) on net transfers from (to)
  Fixed Account.......................................            97                397                114
Units issued (redeemed) on transfers between
  Investment Divisions................................            (1)                 6                  5
                                                            --------           --------           --------
  Net increase (decrease).............................           270                884                267
Units outstanding, beginning of year..................            --                 --                 --
                                                            --------           --------           --------
Units outstanding, end of year........................           270                884                267
                                                            ========           ========           ========
SERIES V POLICIES
Units issued on payments received from policyowners...             5                  5                 --
Units redeemed on surrenders..........................            --                 --                 --
Units redeemed on annuity and death benefits..........            --                 --                 --
Units issued (redeemed) on net transfers from (to)
  Fixed Account.......................................             4                  4                 --
Units issued (redeemed) on transfers between
  Investment Divisions................................            --                 --                 --
                                                            --------           --------           --------
  Net increase (decrease).............................             9                  9                 --
Units outstanding, beginning of year..................            --                 --                 --
                                                            --------           --------           --------
Units outstanding, end of year........................             9                  9                 --
                                                            ========           ========           ========

Not all investment divisions are available under all policies.
(a) For Series IV and V policies, represents the period May 10, 2002 (Commencement of Operations) through December 31, 2002.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------


                                                                                                VAN KAMPEN
       MFS(R)                                     NEUBERGER                                        UIF
     INVESTORS        MFS(R)         MFS(R)         BERMAN                        VAN ECK        EMERGING
       TRUST         RESEARCH      UTILITIES     AMT MID-CAP    T. ROWE PRICE    WORLDWIDE       MARKETS
       SERIES         SERIES         SERIES         GROWTH      EQUITY INCOME   HARD ASSETS       EQUITY
    ------------   ------------   ------------   ------------   -------------   ------------   ------------
      2002(a)        2002(a)        2002(a)        2002(a)         2002(a)        2002(a)        2002(a)
    -------------------------------------------------------------------------------------------------------
            40             25              3              7            191              30             24
            --             --             --             --             (2)             --             (1)
            --             --             --             --             --              --             --
            17             18              1              9            220              20             24
            --              2             --             --             11             (11)            11
      --------       --------       --------       --------       --------        --------       --------
            57             45              4             16            420              39             58
            --             --             --             --             --              --             --
      --------       --------       --------       --------       --------        --------       --------
            57             45              4             16            420              39             58
      ========       ========       ========       ========       ========        ========       ========
            --             --             --             --              8              --             --
            --             --             --             --             --              --             --
            --             --             --             --             --              --             --
            --             --             --             --              6              --             --
            --             --             --             --             --              --             --
      --------       --------       --------       --------       --------        --------       --------
            --             --             --             --             14              --             --
            --             --             --             --             --              --             --
      --------       --------       --------       --------       --------        --------       --------
            --             --             --             --             14              --             --
      ========       ========       ========       ========       ========        ========       ========

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's):
--------------------------------------------------------------------------------

The following table presents financial highlights for each Investment Division as of December 31, 2002, 2001, 2000, 1999 and 1998:


                                                                           MAINSTAY VP
                                                                               BOND
                                                       ----------------------------------------------------
                                                         2002       2001       2000       1999       1998
                                                       ----------------------------------------------------
SERIES I POLICIES (a)
Net Assets.........................................    $216,196   $158,984   $ 85,728   $ 82,561   $ 61,788
Units Outstanding..................................      14,282     11,339      6,588      6,871      4,993
Unit Value.........................................    $  15.14   $  14.02   $  13.01   $  12.02   $  12.37
Total Return.......................................        8.0%       7.8%       8.3%      (2.9%)      7.6%
Ratio of Net Investment Income to Average Net
  Assets...........................................        3.7%       5.0%

SERIES II POLICIES (b)
Net Assets.........................................    $  2,094   $  1,100   $    167   $     --   $     --
Units Outstanding..................................         170         96         16         --         --
Unit Value.........................................    $  12.32   $  11.43   $  10.62   $     --   $     --
Total Return.......................................        7.8%       7.6%       6.2%         --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................        4.0%       4.6%

SERIES III POLICIES (c)
Net Assets.........................................    $ 42,745   $  7,920   $    188   $     --   $     --
Units Outstanding..................................       3,538        706         18         --         --
Unit Value.........................................    $  12.08   $  11.21   $  10.43   $     --   $     --
Total Return.......................................        7.7%       7.5%       4.3%         --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................        6.9%      11.7%

SERIES IV POLICIES (d)
Net Assets.........................................    $  6,150   $     --   $     --   $     --   $     --
Units Outstanding..................................         571         --         --         --         --
Unit Value.........................................    $  10.77   $     --   $     --   $     --   $     --
Total Return.......................................        7.7%         --         --         --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................       17.4%         --

SERIES V POLICIES (e)
Net Assets.........................................    $    137   $     --   $     --   $     --   $     --
Units Outstanding..................................          13         --         --         --         --
Unit Value.........................................    $  10.52   $     --   $     --   $     --   $     --
Total Return.......................................        5.2%         --         --         --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................       21.7%         --

Not all investment divisions are available under all policies.

Annualized percentages are shown for Ratio of Net Investment Income to Average Net Assets for all investment divisions in all periods.

(a) Expenses as a percent of average net assets are 1.40%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(b) Expenses as a percent of average net assets are 1.55%, excluding expenses of the underlying funds, policy service charges and charges for transferring funds between investment divisions.
(c) Expenses as a percent of average net assets are 1.60%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(d) Expenses as a percent of average net assets are 1.45%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(e) Expenses as a percent of average net assets are 1.85%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------


                        MAINSTAY VP                                            MAINSTAY VP
                    CAPITAL APPRECIATION                                     CASH MANAGEMENT
    ----------------------------------------------------   ----------------------------------------------------
      2002       2001       2000       1999       1998       2002       2001       2000       1999       1998
    -----------------------------------------------------------------------------------------------------------
    $330,249   $553,783   $748,887   $657,329   $367,978   $263,444   $260,067   $164,643   $294,243   $121,079
      25,441     29,099     29,793     23,024     15,940    208,084    205,310    133,091    248,786    105,842
    $  12.98   $  19.03   $  25.14   $  28.55   $  23.09   $   1.27   $   1.27   $   1.24   $   1.18   $   1.14
      (31.8%)    (24.3%)    (12.0%)     23.7%      36.2%      (0.1%)      2.4%       4.6%       3.4%       3.7%
       (1.3%)     (1.3%)                                      (0.1%)      2.2%

    $    847   $  1,333   $  1,171   $     --   $     --   $ 27,216   $ 16,214   $  4,180   $     --   $     --
         174        186        123         --         --     25,991     15,454      4,074         --         --
    $   4.88   $   7.17   $   9.48   $     --   $     --   $   1.05   $   1.05   $   1.03   $     --   $     --
      (31.9%)    (24.4%)     (5.2%)        --         --      (0.2%)      2.3%       2.6%         --         --
       (1.5%)     (1.5%)                                      (0.2%)      1.9%

    $ 13,383   $ 11,161   $  1,817   $     --   $     --   $ 68,335   $ 31,624   $  2,635   $     --   $     --
       3,001      1,704        210         --         --     65,803     30,376      2,586         --         --
    $   4.46   $   6.55   $   8.67   $     --   $     --   $   1.04   $   1.04   $   1.02   $     --   $     --
      (31.9%)    (24.5%)    (13.3%)        --         --      (0.3%)      2.1%       1.9%         --         --
       (1.5%)     (1.4%)                                      (0.3%)      1.4%

    $  2,958   $     --   $     --   $     --   $     --   $  4,942   $     --   $     --   $     --   $     --
         396         --         --         --         --      4,949         --         --         --         --
    $   7.46   $     --   $     --   $     --   $     --   $   1.00   $     --   $     --   $     --   $     --
      (25.4%)        --         --         --         --      (0.1%)        --         --         --         --
       (1.0%)        --                                       (0.4%)        --

    $     14   $     --   $     --   $     --   $     --   $    170   $     --   $     --   $     --   $     --
           1         --         --         --         --        170         --         --         --         --
    $   9.20   $     --   $     --   $     --   $     --   $   1.00   $     --   $     --   $     --   $     --
       (8.0%)        --         --         --         --      (0.3%)        --         --         --         --
       (0.8%)        --                                       (0.8%)        --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------


                                                                           MAINSTAY VP
                                                                           CONVERTIBLE
                                                       ----------------------------------------------------
                                                         2002       2001       2000       1999       1998
                                                       ----------------------------------------------------
SERIES I POLICIES (a)
Net Assets.........................................    $132,023   $144,131   $125,337   $ 65,034   $ 38,111
Units Outstanding..................................       9,467      9,385      7,873      3,826      3,139
Unit Value.........................................    $  13.95   $  15.36   $  15.92   $  17.00   $  12.14
Total Return.......................................       (9.2%)     (3.5%)     (6.3%)     40.0%       3.0%
Ratio of Net Investment Income to Average Net
  Assets...........................................        1.3%       2.4%

SERIES II POLICIES (b)
Net Assets.........................................    $  1,651   $  1,733   $  1,356   $     --   $     --
Units Outstanding..................................         209        199        150         --         --
Unit Value.........................................    $   7.89   $   8.71   $   9.04   $     --   $     --
Total Return.......................................       (9.3%)     (3.7%)     (9.6%)        --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................        1.1%       2.3%

SERIES III POLICIES (c)
Net Assets.........................................    $ 20,475   $  9,385   $    703   $     --   $     --
Units Outstanding..................................       2,708      1,125         81         --         --
Unit Value.........................................    $   7.56   $   8.34   $   8.67   $     --   $     --
Total Return.......................................       (9.4%)     (3.8%)     (1.3%)        --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................        2.4%       6.0%

SERIES IV POLICIES (d)
Net Assets.........................................    $  3,675   $     --   $     --   $     --   $     --
Units Outstanding..................................         396         --         --         --         --
Unit Value.........................................    $   9.27   $     --   $     --   $     --   $     --
Total Return.......................................       (7.3%)        --         --         --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................       10.3%         --

SERIES V POLICIES (e)
Net Assets.........................................    $     13   $     --   $     --   $     --   $     --
Units Outstanding..................................           1         --         --         --         --
Unit Value.........................................    $  10.37   $     --   $     --   $     --   $     --
Total Return.......................................        3.7%         --         --         --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................       12.4%         --

Not all investment divisions are available under all policies.

Annualized percentages are shown for Ratio of Net Investment Income to Average Net Assets for all investment divisions in all periods.

(a) Expenses as a percent of average net assets are 1.40%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(b) Expenses as a percent of average net assets are 1.55%, excluding expenses of the underlying funds, policy service charges and charges for transferring funds between investment divisions.
(c) Expenses as a percent of average net assets are 1.60%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(d) Expenses as a percent of average net assets are 1.45%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(e) Expenses as a percent of average net assets are 1.85%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------


        MAINSTAY VP
          EQUITY                              MAINSTAY VP
          INCOME                               GOVERNMENT
    -------------------   ----------------------------------------------------
      2002       2001       2002       2001       2000       1999       1998
    --------------------------------------------------------------------------
    $ 44,528   $ 17,502   $230,480   $115,641   $ 59,775   $ 60,001   $ 39,674
       5,378      1,781     15,260      8,293      4,508      5,008      3,208
    $   8.28   $   9.83   $  15.10   $  13.94   $  13.26   $  11.98   $  12.37
      (15.8%)     (1.7%)      8.3%       5.1%      10.7%      (3.1%)      7.5%
       (0.1%)      0.2%       2.7%       4.0%

    $    549   $    109   $  3,456   $  1,420   $    281   $     --   $     --
          67         11        287        128         27         --         --
    $   8.23   $   9.78   $  12.04   $  11.13   $  10.60   $     --   $     --
      (15.9%)     (2.2%)      8.2%       5.0%       6.0%         --         --
        0.1%       0.9%       3.0%       3.9%

    $ 15,132   $  1,409   $ 45,740   $  8,792   $     47   $     --   $     --
       1,806        141      3,842        798          5         --         --
    $   8.38   $   9.96   $  11.91   $  11.01   $  10.49   $     --   $     --
      (15.9%)     (0.4%)      8.1%       5.0%       5.0%         --         --
        0.5%       1.6%       4.4%       9.1%

    $  3,414   $     --   $  9,291   $     --   $     --   $     --   $     --
         422         --        865         --         --         --         --
    $   8.09   $     --   $  10.74   $     --   $     --   $     --   $     --
      (19.1%)        --       7.4%         --         --         --         --
        2.4%         --      11.6%         --

    $    113   $     --   $    168   $     --   $     --   $     --   $     --
          14         --         16         --         --         --         --
    $   8.19   $     --   $  10.52   $     --   $     --   $     --   $     --
      (18.1%)        --       5.2%         --         --         --         --
        1.7%         --      13.3%         --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------


                                                                           MAINSTAY VP
                                                                          GROWTH EQUITY
                                                       ----------------------------------------------------
                                                         2002       2001       2000       1999       1998
                                                       ----------------------------------------------------
SERIES I POLICIES (a)
Net Assets.........................................    $244,017   $359,198   $419,759   $317,273   $180,165
Units Outstanding..................................      14,959     16,447     15,714     11,321      8,239
Unit Value.........................................    $  16.31   $  21.84   $  26.71   $  28.02   $  21.87
Total Return.......................................      (25.3%)    (18.2%)     (4.7%)     28.2%      24.8%
Ratio of Net Investment Income to Average Net
  Assets...........................................       (0.5%)     (0.7%)

SERIES II POLICIES (b)
Net Assets.........................................    $  1,249   $  1,763   $  1,300   $     --   $     --
Units Outstanding..................................         219        230        139         --         --
Unit Value.........................................    $   5.71   $   7.65   $   9.37   $     --   $     --
Total Return.......................................      (25.4%)    (18.4%)     (6.3%)        --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................       (0.6%)     (0.8%)

SERIES III POLICIES (c)
Net Assets.........................................    $ 21,125   $ 15,827   $  1,542   $     --   $     --
Units Outstanding..................................       3,678      2,054        163         --         --
Unit Value.........................................    $   5.74   $   7.70   $   9.44   $     --   $     --
Total Return.......................................      (25.5%)    (18.4%)     (5.6%)        --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................       (0.4%)     (0.2%)

SERIES IV POLICIES (d)
Net Assets.........................................    $  2,967   $     --   $     --   $     --   $     --
Units Outstanding..................................         367         --         --         --         --
Unit Value.........................................    $   8.08   $     --   $     --   $     --   $     --
Total Return.......................................      (19.2%)        --         --         --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................        3.1%         --

SERIES V POLICIES (e)
Net Assets.........................................    $     19   $     --   $     --   $     --   $     --
Units Outstanding..................................           2         --         --         --         --
Unit Value.........................................    $   9.16   $     --   $     --   $     --   $     --
Total Return.......................................       (8.4%)        --         --         --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................        4.2%         --

Not all investment divisions are available under all policies.

Annualized percentages are shown for Ratio of Net Investment Income to Average Net Assets for all investment divisions in all periods.

(a) Expenses as a percent of average net assets are 1.40%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(b) Expenses as a percent of average net assets are 1.55%, excluding expenses of the underlying funds, policy service charges and charges for transferring funds between investment divisions.
(c) Expenses as a percent of average net assets are 1.60%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(d) Expenses as a percent of average net assets are 1.45%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(e) Expenses as a percent of average net assets are 1.85%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------


                        MAINSTAY VP
                         HIGH YIELD                                            MAINSTAY VP
                       CORPORATE BOND                                         INDEXED EQUITY
    ----------------------------------------------------   ----------------------------------------------------
      2002       2001       2000       1999       1998       2002       2001       2000       1999       1998
    -----------------------------------------------------------------------------------------------------------
    $417,268   $426,004   $374,764   $400,993   $310,120   $447,495   $647,391   $755,167   $684,701   $407,588
      27,478     28,228     25,693     25,509     21,960     27,274     30,265     30,595     24,805     17,575
    $  15.19   $  15.09   $  14.59   $  15.72   $  14.12   $  16.41   $  21.39   $  24.68   $  27.60   $  23.19
        0.6%       3.4%      (7.2%)     11.3%       1.2%     (23.3%)    (13.3%)    (10.6%)     19.0%      26.7%
        9.0%      10.7%                                       (0.2%)     (0.4%)

    $  2,462   $  1,428   $    793   $     --   $     --   $  1,559   $  1,826   $  1,266   $     --   $     --
         255        149         85         --         --        250        224        135         --         --
    $   9.65   $   9.60   $   9.29   $     --   $     --   $   6.23   $   8.14   $   9.40   $     --   $     --
        0.5%       3.3%      (7.1%)        --         --     (23.4%)    (13.4%)     (6.0%)        --         --
       14.1%      12.6%                                       (0.2%)     (0.4%)

    $ 43,111   $ 15,118   $    498   $     --   $     --   $ 37,642   $ 16,799   $  1,988   $     --   $     --
       4,546      1,601         54         --         --      6,206      2,120        217         --         --
    $   9.48   $   9.44   $   9.15   $     --   $     --   $   6.07   $   7.92   $   9.16   $     --   $     --
        0.4%       3.2%      (8.5%)        --         --     (23.5%)    (13.5%)     (8.4%)        --         --
       15.5%      27.1%                                        0.2%       0.7%

    $  7,503   $     --   $     --   $     --   $     --   $  5,417   $     --   $     --   $     --   $     --
         776         --         --         --         --        660         --         --         --         --
    $   9.67   $     --   $     --   $     --   $     --   $   8.20   $     --   $     --   $     --   $     --
       (3.3%)        --         --         --         --     (18.0%)        --         --         --         --
       42.6%         --                                        4.6%         --

    $     66   $     --   $     --   $     --   $     --   $     76   $     --   $     --   $     --   $     --
           6         --         --         --         --          8         --         --         --         --
    $  10.27   $     --   $     --   $     --   $     --   $   9.84   $     --   $     --   $     --   $     --
        2.7%         --         --         --         --      (1.6%)        --         --         --         --
       48.5%         --                                        6.8%         --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------


                                                                           MAINSTAY VP
                                                                       INTERNATIONAL EQUITY
                                                       ----------------------------------------------------
                                                         2002       2001       2000       1999       1998
                                                       ----------------------------------------------------
SERIES I POLICIES (a)
Net Assets.........................................    $ 23,569   $ 19,878   $ 23,737   $ 22,729   $ 15,136
Units Outstanding..................................       1,933      1,537      1,556      1,204      1,012
Unit Value.........................................    $  12.19   $  12.94   $  15.26   $  18.88   $  14.95
Total Return.......................................       (5.7%)    (15.2%)    (19.2%)     26.3%      21.4%
Ratio of Net Investment Income to Average Net
  Assets...........................................        0.1%         --

SERIES II POLICIES (b)
Net Assets.........................................    $    257   $    254   $    169   $     --   $     --
Units Outstanding..................................          34         32         18         --         --
Unit Value.........................................    $   7.45   $   7.92   $   9.35   $     --   $     --
Total Return.......................................       (5.9%)    (15.3%)     (6.5%)        --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................       (1.3%)     (1.0%)

SERIES III POLICIES (c)
Net Assets.........................................    $  3,599   $  1,063   $    111   $     --   $     --
Units Outstanding..................................         481        134         12         --         --
Unit Value.........................................    $   7.48   $   7.95   $   9.40   $     --   $     --
Total Return.......................................       (5.9%)    (15.4%)     (6.0%)        --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................        0.9%       0.2%

SERIES IV POLICIES (d)
Net Assets.........................................    $    707   $     --   $     --   $     --   $     --
Units Outstanding..................................          80         --         --         --         --
Unit Value.........................................    $   8.82   $     --   $     --   $     --   $     --
Total Return.......................................      (11.8%)        --         --         --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................        4.5%         --

SERIES V POLICIES (e)
Net Assets.........................................    $     14   $     --   $     --   $     --   $     --
Units Outstanding..................................           1         --         --         --         --
Unit Value.........................................    $   9.79   $     --   $     --   $     --   $     --
Total Return.......................................       (2.1%)        --         --         --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................        4.7%         --

Not all investment divisions are available under all policies.

Annualized percentages are shown for Ratio of Net Investment Income to Average Net Assets for all investment divisions in all periods.

(a) Expenses as a percent of average net assets are 1.40%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(b) Expenses as a percent of average net assets are 1.55%, excluding expenses of the underlying funds, policy service charges and charges for transferring funds between investment divisions.
(c) Expenses as a percent of average net assets are 1.60%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(d) Expenses as a percent of average net assets are 1.45%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(e) Expenses as a percent of average net assets are 1.85%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------


        MAINSTAY VP           MAINSTAY VP           MAINSTAY VP
          MID CAP               MID CAP              SMALL CAP                            MAINSTAY VP
           CORE                 GROWTH                GROWTH                              TOTAL RETURN
    -------------------   -------------------   -------------------   ----------------------------------------------------
      2002       2001       2002       2001       2002       2001       2002       2001       2000       1999       1998
    ----------------------------------------------------------------------------------------------------------------------
    $ 15,024   $  6,859   $ 11,317   $  7,773   $ 17,889   $ 12,197   $213,473   $296,704   $338,661   $305,978   $203,518
       1,872        734      1,768        855      2,600      1,286     14,813     16,939     17,027     14,509     11,136
    $   8.03   $   9.35   $   6.40   $   9.09   $   6.88   $   9.48   $  14.41   $  17.52   $  19.89   $  21.09   $  18.28
      (14.1%)     (6.5%)    (29.6%)     (9.1%)    (27.4%)     (5.2%)    (17.7%)    (11.9%)     (5.7%)     15.4%      25.4%
       (1.0%)     (1.0%)     (1.4%)     (1.4%)     (1.4%)     (1.4%)      0.9%       1.1%

    $     69   $     --   $    142   $     55   $    267   $    268   $  1,847   $  2,444   $  2,730   $     --   $     --
           8         --         17          5         38         28        278        302        297         --         --
    $   8.67   $  10.00   $   8.19   $  11.65   $   7.07   $   9.76   $   6.64   $   8.09   $   9.20   $     --   $     --
      (13.3%)        --     (29.7%)     16.5%     (27.5%)     (2.4%)    (17.8%)    (12.1%)     (8.0%)        --         --
       (1.1%)        --      (1.6%)     (1.6%)     (1.6%)     (1.6%)      0.8%       1.5%

    $  3,510   $    241   $  3,961   $    365   $  5,362   $    786   $ 11,221   $  5,557   $    495   $     --   $     --
         420         25        606         39        782         83      1,762        717         56         --         --
    $   8.35   $   9.74   $   6.54   $   9.30   $   6.86   $   9.47   $   6.37   $   7.75   $   8.82   $     --   $     --
      (14.3%)     (2.6%)    (29.7%)     (7.0%)    (27.6%)     (5.3%)    (17.9%)    (12.1%)    (11.8%)        --         --
       (0.9%)     (0.3%)     (1.6%)     (1.6%)     (1.6%)     (1.6%)      2.0%       3.6%

    $  1,240   $     --   $  1,392   $     --   $  1,798   $     --   $  2,063   $     --   $     --   $     --   $     --
         152         --        199         --        243         --        236         --         --         --         --
    $   8.14   $     --   $   7.01   $     --   $   7.41   $     --   $   8.73   $     --   $     --   $     --   $     --
      (18.6%)        --     (29.9%)        --     (25.9%)        --     (12.7%)        --         --         --         --
       (0.4%)        --      (1.5%)        --      (1.5%)        --       9.9%         --

    $     10   $     --   $     15   $     --   $     14   $     --   $     12   $     --   $     --   $     --   $     --
           1         --          2         --          2         --          1         --         --         --         --
    $   9.70   $     --   $  10.20   $     --   $   8.31   $     --   $   9.93   $     --   $     --   $     --   $     --
       (3.0%)        --       2.0%         --     (16.9%)        --      (0.7%)        --         --         --         --
       (0.7%)        --      (1.9%)        --      (1.9%)        --      21.3%         --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------


                                                                           MAINSTAY VP
                                                                              VALUE
                                                       ----------------------------------------------------
                                                         2002       2001       2000       1999       1998
                                                       ----------------------------------------------------
SERIES I POLICIES (a)
Net Assets.........................................    $169,824   $213,977   $168,711   $165,397   $157,643
Units Outstanding..................................      11,706     11,482      8,963      9,782     10,004
Unit Value.........................................    $  14.51   $  18.64   $  18.82   $  16.91   $  15.76
Total Return.......................................      (22.2%)     (1.0%)     11.3%       7.3%      (5.5%)
Ratio of Net Investment Income to Average Net
  Assets...........................................          --       0.2%

SERIES II POLICIES (b)
Net Assets.........................................    $    903   $    802   $    239   $     --   $     --
Units Outstanding..................................         106         73         22         --         --
Unit Value.........................................    $   8.49   $  10.92   $  11.04   $     --   $     --
Total Return.......................................      (22.3%)     (1.1%)     10.4%         --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................          --       0.7%

SERIES III POLICIES (c)
Net Assets.........................................    $ 22,026   $ 10,836   $     69   $     --   $     --
Units Outstanding..................................       2,714      1,037          7         --         --
Unit Value.........................................    $   8.11   $  10.44   $  10.57   $     --   $     --
Total Return.......................................      (22.3%)     (1.2%)      5.7%         --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................        0.5%       2.3%

SERIES IV POLICIES (d)
Net Assets.........................................    $  3,870   $     --   $     --   $     --   $     --
Units Outstanding..................................         505         --         --         --         --
Unit Value.........................................    $   7.67   $     --   $     --   $     --   $     --
Total Return.......................................      (23.3%)        --         --         --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................        4.7%         --

SERIES V POLICIES (e)
Net Assets.........................................    $     50   $     --   $     --   $     --   $     --
Units Outstanding..................................           6         --         --         --         --
Unit Value.........................................    $   8.34   $     --   $     --   $     --   $     --
Total Return.......................................      (16.6%)        --         --         --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................        7.0%         --

Not all investment divisions are available under all policies.

Annualized percentages are shown for Ratio of Net Investment Income to Average Net Assets for all investment divisions in all periods.

(a) Expenses as a percent of average net assets are 1.40%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(b) Expenses as a percent of average net assets are 1.55%, excluding expenses of the underlying funds, policy service charges and charges for transferring funds between investment divisions.
(c) Expenses as a percent of average net assets are 1.60%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(d) Expenses as a percent of average net assets are 1.45%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(e) Expenses as a percent of average net assets are 1.85%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------


                        MAINSTAY VP                                            MAINSTAY VP
                      AMERICAN CENTURY                                           DREYFUS
                      INCOME & GROWTH                                      LARGE COMPANY VALUE
    ----------------------------------------------------   ----------------------------------------------------
      2002       2001       2000       1999       1998       2002       2001       2000       1999       1998
    -----------------------------------------------------------------------------------------------------------
    $ 43,336   $ 55,929   $ 60,445   $ 50,328   $ 24,568   $ 34,818   $ 44,680   $ 37,822   $ 25,701   $ 16,599
       5,461      5,593      5,454      3,997      2,263      4,314      4,211      3,356      2,397      1,629
    $   7.94   $  10.00   $  11.08   $  12.59   $  10.86   $   8.07   $  10.61   $  11.27   $  10.72   $  10.19
      (20.6%)     (9.8%)    (12.0%)     16.0%       8.6%     (23.9%)     (5.9%)      5.1%       5.2%       1.9%
       (0.3%)     (0.6%)                                      (0.8%)     (0.6%)

    $    213   $     71   $    154   $     --   $     --   $    309   $    336   $    178   $     --   $     --
          32          9         17         --         --         41         34         17         --         --
    $   6.57   $   8.29   $   9.21   $     --   $     --   $   7.49   $   9.86   $  10.49   $     --   $     --
      (20.8%)    (10.0%)     (7.9%)        --         --     (24.0%)     (6.0%)      4.9%         --         --
        0.2%      (0.7%)                                      (0.9%)     (0.7%)

    $  3,274   $  1,388   $    218   $     --   $     --   $  5,637   $  4,231   $    147   $     --   $     --
         507        170         24         --         --        762        434         14         --         --
    $   6.45   $   8.15   $   9.05   $     --   $     --   $   7.40   $   9.74   $  10.37   $     --   $     --
      (20.8%)     (9.9%)     (9.5%)        --         --     (24.1%)     (6.1%)      3.7%         --         --
        0.1%         --                                       (0.8%)      0.2%

    $    529   $     --   $     --   $     --   $     --   $    810   $     --   $     --   $     --   $     --
          65         --         --         --         --        101         --         --         --         --
    $   8.15   $     --   $     --   $     --   $     --   $   7.99   $     --   $     --   $     --   $     --
      (18.5%)        --         --         --         --     (20.1%)        --         --         --         --
        4.7%         --                                        1.0%         --

    $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --
          --         --         --         --         --         --         --         --         --         --
    $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --
          --         --         --         --         --         --         --         --         --         --
          --         --                                          --         --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------

                                                                           MAINSTAY VP
                                                                           EAGLE ASSET
                                                                            MANAGEMENT
                                                                          GROWTH EQUITY
                                                       ----------------------------------------------------
                                                         2002       2001       2000       1999       1998
                                                       ----------------------------------------------------
SERIES I POLICIES (a)
Net Assets.........................................    $ 82,525   $132,751   $157,719   $ 52,015   $ 16,434
Units Outstanding..................................       8,375      9,537      9,323      2,730      1,408
Unit Value.........................................    $   9.85   $  13.92   $  16.92   $  19.06   $  11.68
Total Return.......................................      (29.2%)    (17.7%)    (11.2%)     63.2%      16.8%
Ratio of Net Investment Income to Average Net
  Assets...........................................       (1.3%)     (1.4%)

SERIES II POLICIES (b)
Net Assets.........................................    $    479   $    537   $    528   $     --   $     --
Units Outstanding..................................          87         69         55         --         --
Unit Value.........................................    $   5.52   $   7.81   $   9.51   $     --   $     --
Total Return.......................................      (29.3%)    (17.9%)     (4.9%)        --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................       (1.5%)     (1.6%)

SERIES III POLICIES (c)
Net Assets.........................................    $  8,998   $  9,015   $  1,686   $     --   $     --
Units Outstanding..................................       1,907      1,350        207         --         --
Unit Value.........................................    $   4.72   $   6.68   $   8.13   $     --   $     --
Total Return.......................................      (29.4%)    (17.8%)    (18.7%)        --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................       (1.5%)     (1.6%)

SERIES IV POLICIES (d)
Net Assets.........................................    $  1,117   $     --   $     --   $     --   $     --
Units Outstanding..................................         141         --         --         --         --
Unit Value.........................................    $   7.90   $     --   $     --   $     --   $     --
Total Return.......................................      (21.0%)        --         --         --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................       (1.1%)        --

SERIES V POLICIES (e)
Net Assets.........................................    $     --   $     --   $     --   $     --   $     --
Units Outstanding..................................          --         --         --         --         --
Unit Value.........................................    $   9.60   $     --   $     --   $     --   $     --
Total Return.......................................       (4.0%)        --         --         --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................          --         --

Not all investment divisions are available under all policies.

Annualized percentages are shown for Ratio of Net Investment Income to Average Net Assets for all investment divisions in all periods.

(a) Expenses as a percent of average net assets are 1.40%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(b) Expenses as a percent of average net assets are 1.55%, excluding expenses of the underlying funds, policy service charges and charges for transferring funds between investment divisions.
(c) Expenses as a percent of average net assets are 1.60%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(d) Expenses as a percent of average net assets are 1.45%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(e) Expenses as a percent of average net assets are 1.85%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------

                        MAINSTAY VP                                               ALGER
                        LORD ABBETT                                              AMERICAN
                         DEVELOPING                                               SMALL
                           GROWTH                                             CAPITALIZATION
    ----------------------------------------------------   ----------------------------------------------------
      2002       2001       2000       1999       1998       2002       2001       2000       1999       1998
    -----------------------------------------------------------------------------------------------------------
    $ 17,566   $ 25,662   $ 29,808   $ 27,072   $ 14,349   $ 44,207   $ 66,445   $ 93,083   $ 51,860   $ 22,802
       2,893      2,959      3,141      2,276      1,573      7,192      7,864      7,657      3,063      1,904
    $   6.07   $   8.67   $   9.49   $  11.89   $   9.12   $   6.15   $   8.45   $  12.16   $  16.93   $  11.97
      (30.0%)     (8.6%)    (20.2%)     30.4%      (8.8%)    (27.3%)    (30.5%)    (28.2%)     41.4%      13.9%
       (1.4%)     (1.4%)                                      (1.4%)     (1.4%)

    $    109   $     52   $     85   $     --   $     --   $    417   $    514   $    588   $     --   $     --
          19          6          9         --         --         97         87         69         --         --
    $   5.83   $   8.33   $   9.13   $     --   $     --   $   4.31   $   5.94   $   8.56   $     --   $     --
      (30.1%)     (8.8%)     (8.7%)        --         --     (27.4%)    (30.6%)    (14.4%)        --         --
       (1.6%)     (1.6%)                                      (1.6%)     (1.5%)

    $  1,601   $    906   $     40   $     --   $     --   $  5,200   $  5,162   $  1,125   $     --   $     --
         273        108          4         --         --      1,299        936        142         --         --
    $   5.86   $   8.38   $   9.19   $     --   $     --   $   4.00   $   5.51   $   7.95   $     --   $     --
      (30.1%)     (8.8%)     (8.1%)        --         --     (27.4%)    (30.7%)    (20.5%)        --         --
       (1.6%)     (1.6%)                                      (1.6%)     (1.6%)

    $    321   $     --   $     --   $     --   $     --   $    376   $     --   $     --   $     --   $     --
          42         --         --         --         --         46         --         --         --         --
    $   7.72   $     --   $     --   $     --   $     --   $   8.19   $     --   $     --   $     --   $     --
      (22.8%)        --         --         --         --     (18.1%)        --         --         --         --
       (1.5%)        --                                       (1.5%)        --

    $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --
          --         --         --         --         --         --         --         --         --         --
    $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --
          --         --         --         --         --         --         --         --         --         --
          --         --                                          --         --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------


                                                                 AMSOUTH             AMSOUTH             AMSOUTH
                                                                ENHANCED          INTERNATIONAL           LARGE
                                                                 MARKET              EQUITY                CAP
                                                            -----------------   -----------------   -----------------
                                                             2002      2001      2002      2001      2002      2001
                                                            ---------------------------------------------------------
SERIES I POLICIES (a)
Net Assets..............................................    $    --   $    --   $    --   $    --   $    --   $    --
Units Outstanding.......................................         --        --        --        --        --        --
Unit Value..............................................    $    --   $    --   $    --   $    --   $    --   $    --
Total Return............................................         --        --        --        --        --        --
Ratio of Net Investment Income to Average Net Assets....         --        --        --        --        --        --

SERIES II POLICIES (b)
Net Assets..............................................    $    --   $    --   $    --   $    --   $    --   $    --
Units Outstanding.......................................         --        --        --        --        --        --
Unit Value..............................................    $    --   $    --   $    --   $    --   $    --   $    --
Total Return............................................         --        --        --        --        --        --
Ratio of Net Investment Income to Average Net Assets....         --        --        --        --        --        --

SERIES III POLICIES (c)
Net Assets..............................................    $ 1,562   $ 1,112   $   139   $   116   $ 2,526   $ 1,883
Units Outstanding.......................................        239       127        21        14       385       216
Unit Value..............................................    $  6.53   $  8.75   $  6.71   $  8.16   $  6.57   $  8.72
Total Return............................................     (25.4%)   (12.5%)   (17.7%)   (18.4%)   (24.7%)   (12.8%)
Ratio of Net Investment Income to Average Net Assets....      (1.1%)    (1.5%)    (1.3%)    (1.6%)    (1.4%)    (1.6%)

SERIES IV POLICIES (d)
Net Assets..............................................    $    --   $    --   $    --   $    --   $    --   $    --
Units Outstanding.......................................         --        --        --        --        --        --
Unit Value..............................................    $    --   $    --   $    --   $    --   $    --   $    --
Total Return............................................         --        --        --        --        --        --
Ratio of Net Investment Income to Average Net Assets....         --        --        --        --        --        --

SERIES V POLICIES (e)
Net Assets..............................................    $    --   $    --   $    --   $    --   $    --   $    --
Units Outstanding.......................................         --        --        --        --        --        --
Unit Value..............................................    $    --   $    --   $    --   $    --   $    --   $    --
Total Return............................................         --        --        --        --        --        --
Ratio of Net Investment Income to Average Net Assets....         --        --        --        --        --        --

Not all investment divisions are available under all policies.

Annualized percentages are shown for Ratio of Net Investment Income to Average Net Assets for all investment divisions in all periods.

(a) Expenses as a percent of average net assets are 1.40%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(b) Expenses as a percent of average net assets are 1.55%, excluding expenses of the underlying funds, policy service charges and charges for transferring funds between investment divisions.
(c) Expenses as a percent of average net assets are 1.60%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(d) Expenses as a percent of average net assets are 1.45%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(e) Expenses as a percent of average net assets are 1.85%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------

                                                                                     DREYFUS IP
                                                CALVERT                              TECHNOLOGY
          AMSOUTH                                SOCIAL                                GROWTH
          MID CAP                               BALANCED                          (INITIAL SHARES)
    -------------------   ----------------------------------------------------   -------------------
      2002       2001       2002       2001       2000       1999       1998       2002       2001
    ------------------------------------------------------------------------------------------------
    $     --   $     --   $ 23,139   $ 27,380   $ 26,540   $ 18,487   $ 10,047   $  4,790   $  3,197
          --         --      1,627      1,668      1,484        987        594        815        325
    $     --   $     --   $  14.22   $  16.41   $  17.89   $  18.72   $  16.92   $   5.88   $   9.84
          --         --     (13.4%)     (8.3%)     (4.5%)     10.7%      14.7%     (40.3%)     (1.6%)
          --         --       1.3%       2.5%                                       (1.4%)     (1.4%)

    $     --   $     --   $    111   $     98   $    103   $     --   $     --   $    156   $     23
          --         --         15         11         11         --         --         22          2
    $     --   $     --   $   7.42   $   8.57   $   9.36   $     --   $     --   $   7.18   $  12.03
          --         --     (13.5%)     (8.4%)     (6.4%)        --         --     (40.3%)     20.3%
          --         --       1.5%       2.0%                                       (1.6%)     (1.6%)

    $    826   $    515   $  3,779   $  1,957   $    177   $     --   $     --   $  2,060   $    587
         146         70        524        235         19         --         --        344         58
    $   5.66   $   7.38   $   7.21   $   8.34   $   9.10   $     --   $     --   $   5.98   $  10.03
      (23.2%)    (26.2%)    (13.5%)     (8.4%)     (9.0%)        --         --     (40.4%)      0.3%
       (1.6%)     (1.6%)      2.5%       5.7%                                       (1.6%)     (1.6%)

    $     --   $     --   $    352   $     --   $     --   $     --   $     --   $    367   $     --
          --         --         38         --         --         --         --         51         --
    $     --   $     --   $   9.23   $     --   $     --   $     --   $     --   $   7.16   $     --
          --         --      (7.7%)        --         --         --         --     (28.4%)        --
          --         --       8.8%         --                                       (1.5%)        --

    $     --   $     --   $      5   $     --   $     --   $     --   $     --   $     --   $     --
          --         --          1         --         --         --         --         --         --
    $     --   $     --   $  10.08   $     --   $     --   $     --   $     --   $     --   $     --
          --         --       0.8%         --         --         --         --         --         --
          --         --      22.7%         --                                          --         --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------

                                                                             FIDELITY
                                                                               VIP
                                                                          CONTRAFUND(R)
                                                                         (INITIAL CLASS)
                                                       ----------------------------------------------------
                                                         2002       2001       2000       1999       1998
                                                       ----------------------------------------------------
SERIES I POLICIES (a)
Net Assets.........................................    $238,091   $279,422   $319,564   $245,305   $117,113
Units Outstanding..................................      16,358     17,160     16,983     12,004      7,022
Unit Value.........................................    $  14.56   $  16.28   $  18.82   $  20.44   $  16.68
Total Return.......................................      (10.6%)    (13.5%)     (7.9%)     22.5%      28.2%
Ratio of Net Investment Income to Average Net
  Assets...........................................       (0.6%)     (0.6%)

SERIES II POLICIES (b)
Net Assets.........................................    $    981   $    883   $    452   $     --   $     --
Units Outstanding..................................         128        103         46         --         --
Unit Value.........................................    $   7.66   $   8.58   $   9.93   $     --   $     --
Total Return.......................................      (10.7%)    (13.6%)     (0.7%)        --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................       (0.8%)     (1.0%)

SERIES III POLICIES (c)
Net Assets.........................................    $ 19,347   $  9,054   $  1,410   $     --   $     --
Units Outstanding..................................       2,627      1,097        147         --         --
Unit Value.........................................    $   7.37   $   8.26   $   9.56   $     --   $     --
Total Return.......................................      (10.8%)    (13.6%)     (4.4%)        --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................       (1.0%)     (1.3%)

SERIES IV POLICIES (d)
Net Assets.........................................    $  3,664   $     --   $     --   $     --   $     --
Units Outstanding..................................         425         --         --         --         --
Unit Value.........................................    $   8.63   $     --   $     --   $     --   $     --
Total Return.......................................      (13.7%)        --         --         --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................       (1.5%)        --

SERIES V POLICIES (e)
Net Assets.........................................    $     53   $     --   $     --   $     --   $     --
Units Outstanding..................................           5         --         --         --         --
Unit Value.........................................    $  10.30   $     --   $     --   $     --   $     --
Total Return.......................................        3.0%         --         --         --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................       (1.9%)        --

Not all investment divisions are available under all policies.

Annualized percentages are shown for Ratio of Net Investment Income to Average Net Assets for all investment divisions in all periods.

(a) Expenses as a percent of average net assets are 1.40%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(b) Expenses as a percent of average net assets are 1.55%, excluding expenses of the underlying funds, policy service charges and charges for transferring funds between investment divisions.
(c) Expenses as a percent of average net assets are 1.60%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(d) Expenses as a percent of average net assets are 1.45%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(e) Expenses as a percent of average net assets are 1.85%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------

                          FIDELITY
                            VIP                                                JANUS ASPEN
                       EQUITY-INCOME                                              SERIES
                      (INITIAL CLASS)                                            BALANCED
    ----------------------------------------------------   ----------------------------------------------------
      2002       2001       2000       1999       1998       2002       2001       2000       1999       1998
    -----------------------------------------------------------------------------------------------------------
    $144,348   $175,541   $158,987   $123,982   $ 84,984   $534,854   $607,299   $598,090   $338,125   $104,735
      11,548     11,501      9,762      8,139      5,850     31,372     32,862     30,425     16,575      6,418
    $  12.50   $  15.26   $  16.29   $  15.23   $  14.53   $  17.05   $  18.48   $  19.66   $  20.40   $  16.32
      (18.1%)     (6.3%)      6.9%       4.9%      10.1%      (7.7%)     (6.0%)     (3.6%)     25.0%      32.4%
        0.3%       0.2%                                        1.0%       1.3%

    $    626   $    529   $    286   $     --   $     --   $  2,506   $  2,538   $  1,636   $     --   $     --
          77         53         27         --         --        283        264        160         --         --
    $   8.15   $   9.97   $  10.65   $     --   $     --   $   8.85   $   9.61   $  10.24   $     --   $     --
      (18.2%)     (6.4%)      6.5%         --         --      (7.9%)     (6.2%)      2.4%         --         --
          --      (0.3%)                                       0.9%       1.4%

    $ 20,493   $ 12,157   $    275   $     --   $     --   $ 54,824   $ 26,039   $  2,842   $     --   $     --
       2,552      1,237         26         --         --      6,575      2,875        294         --         --
    $   8.03   $   9.83   $  10.51   $     --   $     --   $   8.34   $   9.06   $   9.65   $     --   $     --
      (18.3%)     (6.5%)      5.1%         --         --      (7.9%)     (6.1%)     (3.5%)        --         --
       (0.3%)     (1.4%)                                       1.5%       2.4%

    $  2,204   $     --   $     --   $     --   $     --   $  8,129   $     --   $     --   $     --   $     --
         270         --         --         --         --        884         --         --         --         --
    $   8.15   $     --   $     --   $     --   $     --   $   9.19   $     --   $     --   $     --   $     --
      (18.5%)        --         --         --         --      (8.1%)        --         --         --         --
       (1.5%)        --                                        4.2%         --

    $     72   $     --   $     --   $     --   $     --   $     82   $     --   $     --   $     --   $     --
           9         --         --         --         --          9         --         --         --         --
    $   8.24   $     --   $     --   $     --   $     --   $   9.57   $     --   $     --   $     --   $     --
      (17.6%)        --         --         --         --      (4.3%)        --         --         --         --
       (1.9%)        --                                        3.2%         --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------

                                                                         JANUS ASPEN
                                                                            SERIES
                                                                          WORLDWIDE
                                                                            GROWTH
                                                     ----------------------------------------------------
                                                       2002       2001       2000       1999       1998
                                                     ----------------------------------------------------
SERIES I POLICIES (a)
Net Assets.........................................  $250,712   $385,523   $506,390   $329,694   $124,614
Units Outstanding..................................    20,859     23,563     23,672     12,816      7,855
Unit Value.........................................  $  12.02   $  16.36   $  21.39   $  25.73   $  15.86
Total Return.......................................    (26.5%)    (23.5%)    (16.8%)     62.2%      27.1%
Ratio of Net Investment Income to Average Net
  Assets...........................................     (0.5%)     (0.9%)

SERIES II POLICIES (b)
Net Assets.........................................  $  1,024   $  1,111   $  1,165   $     --   $     --
Units Outstanding..................................       199        159        127         --         --
Unit Value.........................................  $   5.13   $   7.00   $   9.16   $     --   $     --
Total Return.......................................    (26.6%)    (23.6%)     (8.4%)        --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................     (0.9%)     (1.1%)

SERIES III POLICIES (c)
Net Assets.........................................  $ 13,227   $ 11,124   $  2,806   $     --   $     --
Units Outstanding..................................     2,806      1,730        333         --         --
Unit Value.........................................  $   4.71   $   6.43   $   8.42   $     --   $     --
Total Return.......................................    (26.7%)    (23.6%)    (15.8%)        --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................     (0.6%)     (0.9%)

SERIES IV POLICIES (d)
Net Assets.........................................  $  2,078   $     --   $     --   $     --   $     --
Units Outstanding..................................       267         --         --         --         --
Unit Value.........................................  $   7.79   $     --   $     --   $     --   $     --
Total Return.......................................    (22.1%)        --         --         --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................      1.0%         --

SERIES V POLICIES (e)
Net Assets.........................................  $     --   $     --   $     --   $     --   $     --
Units Outstanding..................................        --         --         --         --         --
Unit Value.........................................  $   9.96   $     --   $     --   $     --   $     --
Total Return.......................................     (0.4%)        --         --         --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................        --         --

Not all investment divisions are available under all policies.

Annualized percentages are shown for Ratio of Net Investment Income to Average Net Assets for all investment divisions in all periods.

(a) Expenses as a percent of average net assets are 1.40%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(b) Expenses as a percent of average net assets are 1.55%, excluding expenses of the underlying funds, policy service charges and charges for transferring funds between investment divisions.
(c) Expenses as a percent of average net assets are 1.60%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(d) Expenses as a percent of average net assets are 1.45%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(e) Expenses as a percent of average net assets are 1.85%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------

                           MFS(R)
                         INVESTORS                                                MFS(R)
                           TRUST                                                 RESEARCH
                           SERIES                                                 SERIES
    ----------------------------------------------------   ----------------------------------------------------
      2002       2001       2000       1999       1998       2002       2001       2000       1999       1998
    -----------------------------------------------------------------------------------------------------------
    $ 22,189   $ 29,963   $ 29,503   $ 18,732   $  4,598   $ 29,511   $ 46,896   $ 50,417   $ 13,236   $  2,729
       3,138      3,303      2,695      1,685        435      4,107      4,857      4,054        999        252
    $   7.07   $   9.07   $  10.95   $  11.12   $  10.57   $   7.19   $   9.66   $  12.44   $  13.25   $  10.83
      (22.1%)    (17.2%)     (1.5%)      5.2%       5.7%     (25.6%)    (22.4%)     (6.2%)     22.3%       8.3%
       (0.8%)     (0.9%)                                      (1.1%)     (1.4%)

    $    260   $    231   $    102   $     --   $     --   $    270   $    376   $    586   $     --   $     --
          41         29         11         --         --         53         55         66         --         --
    $   6.28   $   8.07   $   9.75   $     --   $     --   $   5.10   $   6.87   $   8.86   $     --   $     --
      (22.2%)    (17.2%)     (2.5%)        --         --     (25.7%)    (22.5%)    (11.4%)        --         --
       (1.0%)     (1.2%)                                      (1.3%)     (1.5%)

    $  4,309   $  4,146   $    305   $     --   $     --   $  4,401   $  5,269   $  1,516   $     --   $     --
         698        522         32         --         --        900        801        179         --         --
    $   6.18   $   7.94   $   9.60   $     --   $     --   $   4.89   $   6.58   $   8.49   $     --   $     --
      (22.2%)    (17.3%)     (4.0%)        --         --     (25.7%)    (22.5%)    (15.1%)        --         --
       (1.1%)     (1.4%)                                      (1.3%)     (1.6%)

    $    463   $     --   $     --   $     --   $     --   $    357   $     --   $     --   $     --   $     --
          57         --         --         --         --         45         --         --         --         --
    $   8.14   $     --   $     --   $     --   $     --   $   7.89   $     --   $     --   $     --   $     --
      (18.6%)        --         --         --         --     (21.1%)        --         --         --         --
       (1.5%)        --                                       (1.5%)        --

    $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --
          --         --         --         --         --         --         --         --         --         --
    $     --   $     --   $     --   $     --   $     --   $   9.65   $     --   $     --   $     --   $     --
          --         --         --         --         --      (3.5%)        --         --         --         --
          --         --                                       (1.9%)        --


           MFS(R)
          UTILITIES
           SERIES
     -------------------
       2002       2001
     -------------------
     $    299   $    135
           45         15
     $   6.72   $   8.83
       (23.8%)    (11.7%)
         1.0%      (1.4%)
     $     10   $     --
            1         --
     $   7.93   $  10.43
       (23.9%)      4.3%
        (1.2%)     (1.6%)
     $    390   $    258
           62         31
     $   6.35   $   8.35
       (24.0%)    (16.5%)
         1.4%      (1.6%)
     $     41   $     --
            4         --
     $  10.18   $     --
         1.8%         --
        (1.5%)        --
     $     --   $     --
           --         --
     $     --   $     --
           --         --
           --         --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------

                                                            NEUBERGER
                                                             BERMAN
                                                               AMT                              T. ROWE PRICE
                                                             MID-CAP                                EQUITY
                                                             GROWTH                                 INCOME
                                                       -------------------   ----------------------------------------------------
                                                         2002       2001       2002       2001       2000       1999       1998
                                                       --------------------------------------------------------------------------
SERIES I POLICIES (a)
Net Assets.........................................    $  1,673   $    464   $ 89,634   $ 85,476   $ 42,484   $ 24,724   $ 10,082
Units Outstanding..................................         249         48      9,056      7,398      3,679      2,387        995
Unit Value.........................................    $   6.72   $   9.64   $   9.90   $  11.55   $  11.55   $  10.36   $  10.13
Total Return.......................................      (30.3%)     (3.6%)    (14.3%)        --      11.5%       2.3%       1.3%
Ratio of Net Investment Income to Average Net
  Assets...........................................       (1.4%)     (1.4%)      0.3%       0.2%

SERIES II POLICIES (b)
Net Assets.........................................    $     26   $      1   $  1,044   $    902   $    146   $     --   $     --
Units Outstanding..................................           4         --        110         81         13         --         --
Unit Value.........................................    $   6.94   $   9.98   $   9.47   $  11.07   $  11.08   $     --   $     --
Total Return.......................................      (30.4%)     (0.2%)    (14.5%)        --      10.8%         --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................       (1.6%)     (1.6%)      0.1%         --

SERIES III POLICIES (c)
Net Assets.........................................    $  1,192   $    184   $ 22,371   $  9,712   $     98   $     --   $     --
Units Outstanding..................................         171         18      2,412        895          9         --         --
Unit Value.........................................    $   6.99   $  10.05   $   9.27   $  10.85   $  10.86   $     --   $     --
Total Return.......................................      (30.5%)      0.5%     (14.5%)        --       8.6%         --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................       (1.6%)     (1.6%)      0.3%       0.3%

SERIES IV POLICIES (d)
Net Assets.........................................    $    156   $     --   $  3,453   $     --   $     --   $     --   $     --
Units Outstanding..................................          16         --        420         --         --         --         --
Unit Value.........................................    $   9.68   $     --   $   8.22   $     --   $     --   $     --   $     --
Total Return.......................................       (3.2%)        --     (17.8%)        --         --         --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................       (1.5%)        --       1.6%         --

SERIES V POLICIES (e)
Net Assets.........................................    $     --   $     --   $    117   $     --   $     --   $     --   $     --
Units Outstanding..................................          --         --         14         --         --         --         --
Unit Value.........................................    $   9.42   $     --   $   8.41   $     --   $     --   $     --   $     --
Total Return.......................................       (5.8%)        --     (15.9%)        --         --         --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................       (1.9%)        --       0.8%         --

Not all investment divisions are available under all policies.

Annualized percentages are shown for Ratio of Net Investment Income to Average Net Assets for all investment divisions in all periods.

(a) Expenses as a percent of average net assets are 1.40%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(b) Expenses as a percent of average net assets are 1.55%, excluding expenses of the underlying funds, policy service charges and charges for transferring funds between investment divisions.
(c) Expenses as a percent of average net assets are 1.60%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(d) Expenses as a percent of average net assets are 1.45%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(e) Expenses as a percent of average net assets are 1.85%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------

                        VAN ECK                                         VAN KAMPEN
                       WORLDWIDE                                            UIF
                         HARD                                        EMERGING MARKETS
                        ASSETS                                            EQUITY
    -----------------------------------------------   -----------------------------------------------
     2002      2001      2000      1999      1998      2002      2001      2000      1999      1998
    -------------------------------------------------------------------------------------------------
    $ 6,351   $ 3,510   $ 4,929   $ 2,066   $   424   $22,764   $25,016   $28,721   $23,677   $ 6,216
        714       378       469       216        53     3,213     3,172     3,358     1,659       841
    $  8.89   $  9.28   $ 10.51   $  9.57   $  8.02   $  7.09   $  7.89   $  8.55   $ 14.27   $  7.40
      (4.2%)   (11.7%)     9.9%     19.3%    (19.8%)   (10.2%)    (7.7%)   (40.1%)    93.0%    (25.2%)
      (0.9%)       --                                   (1.4%)    (1.4%)

    $    49   $    29   $    25   $    --   $    --   $   109   $ 5,828   $    38   $    --   $    --
          6         3         2        --        --        21     1,019         6        --        --
    $  8.83   $  9.24   $ 10.48   $    --   $    --   $  5.12   $  5.72   $  6.21   $    --   $    --
      (4.3%)   (11.8%)     4.8%        --        --    (10.4%)    (7.9%)   (37.9%)       --        --
      (1.3%)     2.2%                                   (1.6%)    (1.6%)

    $ 2,229   $   238   $    53   $    --   $    --   $ 2,432   $   594   $    54   $    --   $    --
        249        25         5        --        --       408        89         7        --        --
    $  8.96   $  9.37   $ 10.63   $    --   $    --   $  5.96   $  6.64   $  7.22   $    --   $    --
      (4.4%)   (11.9%)     6.3%        --        --    (10.3%)    (8.0%)   (27.8%)       --        --
      (1.4%)    (0.5%)                                  (1.6%)    (1.6%)

    $   326   $    --   $    --   $    --   $    --   $   456   $    --   $    --   $    --   $    --
         39        --        --        --        --        58        --        --        --        --
    $  8.42   $    --   $    --   $    --   $    --   $  7.88   $    --   $    --   $    --   $    --
     (15.8%)       --        --        --        --    (21.2%)       --        --        --        --
      (1.5%)       --                                   (1.5%)       --

    $    --   $    --   $    --   $    --   $    --   $    --   $    --   $    --   $    --   $    --
         --        --        --        --        --        --        --        --        --        --
    $    --   $    --   $    --   $    --   $    --   $    --   $    --   $    --   $    --   $    --
         --        --        --        --        --        --        --        --        --        --
         --        --                                      --        --

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------
To the Board of Directors of New York Life Insurance and
Annuity Corporation and the Variable Annuity Separate Account-III Policyowners:

In our opinion, the accompanying statement of assets and liabilities and the related statement of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the MainStay VP Bond, MainStay VP Capital Appreciation, MainStay VP Cash Management, MainStay VP Convertible, MainStay VP Equity Income, MainStay VP Government, MainStay VP Growth Equity, MainStay VP High Yield Corporate Bond, MainStay VP Indexed Equity, MainStay VP International Equity, MainStay VP Mid Cap Core, MainStay VP Mid Cap Growth, MainStay VP Small Cap Growth, MainStay VP Total Return, MainStay VP Value, MainStay VP American Century Income and Growth, MainStay VP Dreyfus Large Company Value, MainStay VP Eagle Asset Management Growth Equity, MainStay VP Lord Abbett Developing Growth, Alger American Small Capitalization, AmSouth Enhanced Market, AmSouth International Equity, AmSouth Large Cap, AmSouth Mid Cap, Calvert Social Balanced, Dreyfus IP Technology Growth (Initial Shares), Fidelity VIP Contrafund(R) (Initial Class), Fidelity VIP Equity-Income (Initial Class), Janus Aspen Series Balanced, Janus Aspen Series Worldwide Growth, MFS(R) Investors Trust Series (formerly, "MFS(R) Growth With Income Series"), MFS(R) Research Series, MFS(R) Utilities Series, Neuberger Berman AMT Mid-Cap Growth, T. Rowe Price Equity Income, Van Eck Worldwide Hard Assets and Van Kampen UIF Emerging Markets Equity (formerly, "Morgan Stanley UIF Emerging Markets Equity") Investment Divisions (constituting the NYLIAC Variable Annuity Separate Account-III) at December 31, 2002, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2002 by correspondence with the funds, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
February 20, 2003

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                              FINANCIAL STATEMENTS
                           DECEMBER 31, 2002 AND 2001

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                                 BALANCE SHEET

                                                                 DECEMBER 31,
                                                              ------------------
                                                               2002       2001
                                                              -------    -------
                                                                (IN MILLIONS)
ASSETS
Fixed maturities
  Available for sale, at fair value                           $24,515    $19,657
Equity securities
  Available for sale, at fair value                                70         95
Mortgage loans                                                  2,389      2,138
Policy loans                                                      577        575
Other investments                                                 739        917
                                                              -------    -------
     Total investments                                         28,290     23,382

Cash and cash equivalents                                       1,362        790
Deferred policy acquisition costs                               1,781      1,887
Interest in annuity contracts                                   2,958      2,512
Other assets                                                    1,440        518
Separate account assets                                         9,245     10,418
                                                              -------    -------
     Total assets                                             $45,076    $39,507
                                                              =======    =======
LIABILITIES AND STOCKHOLDER'S EQUITY
Policyholders' account balances                               $25,260    $20,949
Future policy benefits                                            967        678
Policy claims                                                     103        107
Obligations under structured settlement agreements              2,958      2,512
Other liabilities                                               3,280      2,177
Separate account liabilities                                    9,154     10,339
                                                              -------    -------
     Total liabilities                                         41,722     36,762
                                                              -------    -------

STOCKHOLDER'S EQUITY
Capital stock -- par value $10,000
  (20,000 shares authorized, 2,500 issued and outstanding)         25         25
Additional paid in capital                                        910        780
Accumulated other comprehensive income                            451        104
Retained earnings                                               1,968      1,836
                                                              -------    -------
     Total stockholder's equity                                 3,354      2,745
                                                              -------    -------
     Total liabilities and stockholder's equity               $45,076    $39,507
                                                              =======    =======

                See accompanying notes to financial statements.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                              STATEMENT OF INCOME

                                                               YEAR ENDED DECEMBER 31,
                                                              --------------------------
                                                               2002      2001      2000
                                                              ------    ------    ------
                                                                    (IN MILLIONS)
REVENUES
  Premiums                                                    $  144    $  235    $  144
  Fees -- universal life and annuity policies                    546       509       530
  Net investment income                                        1,647     1,452     1,315
  Net investment losses                                          (49)      (50)      (39)
  Other income                                                    16         9        10
                                                              ------    ------    ------
     Total revenues                                            2,304     2,155     1,960
                                                              ------    ------    ------
EXPENSES
  Interest credited to policyholders' account balances         1,280     1,133       971
  Policyholder benefits                                          305       354       330
  Operating expenses                                             554       536       503
                                                              ------    ------    ------
     Total expenses                                            2,139     2,023     1,804
                                                              ------    ------    ------
Income before income taxes and cumulative effect of a change in
  accounting principle                                           165       132       156
Income tax (benefit)/expense                                      (1)       31        53
                                                              ------    ------    ------
Income before cumulative effect of a change in accounting
  principle                                                      166       101       103
Cumulative effect of a change in accounting principle (net
  of income tax expense of $8 million)                            --        14        --
                                                              ------    ------    ------
NET INCOME                                                    $  166    $  115    $  103
                                                              ======    ======    ======

                See accompanying notes to financial statements.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                       STATEMENT OF STOCKHOLDER'S EQUITY
                   YEARS ENDED DECEMBER 31, 2002, 2001, 2000

                                                                                    ACCUMULATED
                                                         ADDITIONAL                    OTHER            TOTAL
                                              CAPITAL     PAID IN      RETAINED    COMPREHENSIVE    STOCKHOLDER'S
                                               STOCK      CAPITAL      EARNINGS    INCOME (LOSS)       EQUITY
                                              -------    ----------    --------    -------------    -------------
BALANCE AT JANUARY 1, 2000                      $25         $480        $1,618         $(191)          $1,932
Comprehensive income:
  Net income                                                               103                            103
     Other comprehensive income, net of tax:
       Unrealized investment gains, net of
          related offsets, reclassification
          adjustments and income taxes                                                   160              160
                                                                                                       ------
Total comprehensive income                                                                                263
                                                ---         ----        ------         -----           ------
BALANCE AT DECEMBER 31, 2000                     25          480         1,721           (31)           2,195
Comprehensive income:
  Net income                                                               115                            115
     Cumulative effect of a change in
       accounting principle, net of tax                                                   (2)              (2)
     Unrealized investment gains, net of
       related offsets, reclassification
       adjustments and income taxes                                                      137              137
                                                                                                       ------
  Other comprehensive income                                                                              135
                                                                                                       ------
Total comprehensive income                                                                                250
  Capital contribution                                       300                                          300
                                                ---         ----        ------         -----           ------
BALANCE AT DECEMBER 31, 2001                     25          780         1,836           104            2,745
Comprehensive income:
  Net income                                                               166                            166
     Unrealized investment gains, net of
       related offsets, reclassification
       adjustments and income taxes                                                      350              350
                                                                                                       ------
  Other comprehensive income                                                                              350
                                                                                                       ------
Total comprehensive income                                                                                516
  Capital contribution                                       130                                          130
  Transfer of Taiwan branch net assets to
     an affiliated company (See Note 12 --
     Related Party Transactions)                                           (34)           (3)             (37)
                                                ---         ----        ------         -----           ------
BALANCE AT DECEMBER 31, 2002                    $25         $910        $1,968         $ 451           $3,354
                                                ===         ====        ======         =====           ======

                See accompanying notes to financial statements.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                            STATEMENT OF CASH FLOWS

                                                                  YEAR ENDED DECEMBER 31,
                                                              --------------------------------
                                                                2002        2001        2000
                                                              --------    --------    --------
                                                                       (IN MILLIONS)
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income                                                  $    166    $    115    $    103
  Adjustments to reconcile net income to net cash provided
     by operating activities:
     Depreciation and amortization                                 (12)        (36)        (21)
     Net capitalization of deferred policy acquisition costs      (441)       (380)       (304)
     Annuity and universal life fees                              (257)       (227)       (233)
     Interest credited to policyholders' account balances        1,292       1,133         971
     Net investment losses                                          49          50          39
     Deferred income taxes                                          (1)         21          54
     Cumulative effect of a change in accounting principle          --         (14)         --
     (Increase) decrease in:
       Net separate accounts assets and liabilities                 --         (35)         22
       Other assets and other liabilities                          112          98         (64)
       Trading securities                                           29          --          --
     Increase (decrease) in:
       Policy claims                                                (4)         34           4
       Future policy benefits                                      170         186         147
                                                              --------    --------    --------
          NET CASH PROVIDED BY OPERATING ACTIVITIES              1,103         945         718
                                                              --------    --------    --------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Proceeds from:
     Sale of available for sale fixed maturities                24,951      28,757       8,161
     Maturity of available for sale fixed maturities             1,090       1,902       1,497
     Maturity of held to maturity fixed maturities                  --          --          73
     Sale of equity securities                                      38         109          74
     Repayment of mortgage loans                                   466         322         354
     Sale of other investments                                     206          58          65
  Cost of:
     Available for sale fixed maturities acquired              (30,915)    (33,811)    (11,031)
     Held to maturity fixed maturities acquired                     --          --         (17)
     Equity securities acquired                                    (66)       (112)       (113)
     Mortgage loans acquired                                      (791)       (469)       (439)
     Other investments acquired                                    (21)       (715)       (216)
  Policy loans (net)                                               (27)        (32)        (33)
  Increase (decrease) in loaned securities                         747          23         422
  Securities sold under agreements to repurchase (net)             514         153        (488)
                                                              --------    --------    --------
          NET CASH USED IN INVESTING ACTIVITIES                 (3,808)     (3,815)     (1,691)
                                                              --------    --------    --------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Policyholders' account balances:
     Deposits                                                    5,351       4,525       2,000
     Withdrawals                                                (1,501)     (1,396)     (1,026)
     Net transfers from (to) the separate accounts                (585)       (536)       (318)
  Transfer of Taiwan branch cash to an affiliated company         (116)         --          --
  Capital contribution received from parent                        130         300          --
                                                              --------    --------    --------
          NET CASH PROVIDED BY FINANCING ACTIVITIES              3,279       2,893         656
                                                              --------    --------    --------
  Effect of exchange rate changes on cash and cash
     equivalents                                                    (2)         --          (3)
                                                              --------    --------    --------
Net increase (decrease) in cash and cash equivalents               572          23        (320)
                                                              --------    --------    --------
Cash and cash equivalents, beginning of year                       790         767       1,087
                                                              --------    --------    --------
CASH AND CASH EQUIVALENTS, END OF YEAR                        $  1,362    $    790    $    767
                                                              ========    ========    ========

                See accompanying notes to financial statements.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                         NOTES TO FINANCIAL STATEMENTS

                        DECEMBER 31, 2002, 2001 AND 2000

NOTE 1 -- NATURE OF OPERATIONS

     New York Life Insurance and Annuity Corporation ("NYLIAC" or the "Company") is a direct, wholly owned subsidiary of New York Life Insurance Company ("New York Life"), domiciled in the State of Delaware. NYLIAC offers a wide variety of interest sensitive and variable insurance and annuity products to a large cross section of the insurance market. NYLIAC markets its products in all 50 of the United States, and the District of Columbia, primarily through its agency force with certain products also marketed through independent brokers and brokerage general agents. Prior to July 1, 2002, the Company also had marketed individual life insurance through its branch office and agency force in Taiwan. On July 1, 2002, the branch office was transferred to an affiliated company, as described in Note 12 -- Related Party Transactions.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION

     The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements of life insurance enterprises requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results may differ from estimates.

     Certain amounts in prior years have been reclassified to conform to the current year presentation. These reclassifications had no effect on net income or stockholder's equity as previously reported.

INVESTMENTS

     Fixed maturity investments classified as available for sale are reported at fair value. Unrealized gains and losses on available for sale securities are reported in other comprehensive income, net of deferred taxes and certain deferred acquisition cost and policyholder account balance offsets. Significant changes in future anticipated cash flows on mortgage and asset-backed securities from the original purchase assumptions are accounted for using the retrospective adjustment method.

     Equity securities are carried at fair value. For equity securities classified as available for sale, unrealized gains and losses are reflected in other comprehensive income, net of deferred taxes and certain deferred acquisition cost and policyholder account balance offsets.

     The cost basis of fixed maturities and equity securities are adjusted for impairments in value deemed to be other than temporary, with the associated realized loss reported in net investment gains and losses in the accompanying Statement of Income. Factors considered in evaluating whether a decline in value is other than temporary include: 1) whether the decline is substantial; 2) the Company's ability and intent to retain the investment for the period of time sufficient to allow for an anticipated recovery in value; 3) the duration and extent to which the fair value has been less than cost; and 4) the financial condition and near-term prospects of the issuer.

     Mortgage loans on real estate are carried at unpaid principal balance, net of discount/premium and valuation allowances, and are secured. Specific valuation allowances are established for the excess carrying value of the mortgage loan over its estimated fair value, when it is probable that, based on current information and events, the company will be unable to collect all amounts due under the contractual terms of the loan agreement. These specific valuation allowances are based upon the present value of expected future cash flows discounted at the loan's original effective interest rate or the fair value of the collateral. The Company also has a general valuation allowance for estimated future credit losses on currently performing mortgages. The general valuation allowance is based on historical loss experience for the mortgage loan portfolio.

     Policy loans are stated at the aggregate balance due, which approximates fair value since loans on policies have no defined maturity date and reduce amounts payable at death or surrender.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

INVESTMENTS -- (CONTINUED)

     Other investments consist primarily of investments in limited partnerships and limited liability companies, investment real estate and derivatives. Limited partnerships and limited liability companies are carried on the equity method of accounting. Investment real estate, which NYLIAC has the intent to hold for the production of income, is carried at depreciated cost net of write-downs for other than temporary declines in fair value. Properties held for sale are carried at the lower of cost or fair value less estimated selling costs. Derivative financial instruments are accounted for at fair value. The treatment of changes in the fair value of derivatives depends on the character of the transaction, including whether it has been designated and qualifies as part of a hedging relationship, as discussed in Note 10 -- Derivative Financial Instruments and Risk Management.

     Cash equivalents include investments that have original maturities of three months or less at date of purchase and are carried at amortized cost, which approximates fair value.

     Short-term investments that have maturities between three and twelve months at date of purchase are included in fixed maturities on the accompanying Balance Sheet and are carried at amortized cost, which approximates fair value.

     Net investment gains (losses) on sales are computed using the specific identification method.

DEFERRED POLICY ACQUISITION COSTS

     The costs of acquiring new and maintaining renewal business and certain costs of issuing policies that vary with and are primarily related to the production of new and renewal business have been deferred and recorded as an asset in the accompanying Balance Sheet. These consist primarily of commissions, certain expenses of underwriting and issuing contracts, and certain agency expenses.

     Acquisition costs for annuity and universal life contracts are amortized in proportion to estimated gross profits over the effective life of the contracts, which is assumed to be 25 years for universal life contracts and 15 years for annuities. Changes in assumptions are reflected in the current year's amortization. The carrying amount of the deferred policy acquisition cost asset is adjusted at each balance sheet date as if the unrealized gains or losses on investments associated with these insurance contracts had been realized and included in the gross profits used to determine current period amortization. The increase or decrease in the deferred policy acquisition cost asset due to unrealized gains or losses is recorded in other comprehensive income.

POLICYHOLDERS' ACCOUNT BALANCES

     Policyholders' account balances on annuity and universal life contracts are equal to cumulative deposits plus interest credited less withdrawals and mortality and expense charges. This liability also includes a liability for amounts that have been assessed to compensate the insurer for services to be performed over future periods.

RECOGNITION OF INCOME AND RELATED EXPENSES

     Amounts received under annuity and universal life contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of amounts assessed during the period for mortality and expense risk, policy administration and surrender charges. Amounts previously assessed to compensate the Company for services to be performed over future periods are deferred and recognized into income in the period benefited using the same assumptions and factors used to amortize deferred policy acquisition costs. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholders' account balances.

     Premiums from whole life and term policies are recognized as income when due. The associated benefits and expenses are matched with income so as to result in the recognition of profits over the life of the contracts. This is accomplished by providing for liabilities for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

FEDERAL INCOME TAXES

     NYLIAC is a member of a group that files a consolidated federal income tax return with New York Life. The consolidated income tax provision or benefit is allocated among the members of the group in accordance with a tax allocation agreement. The tax allocation agreement provides that NYLIAC is allocated its share of the consolidated tax provision or benefit determined generally on a separate company basis. Current federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year and any adjustments to such estimates from prior years. Deferred income tax assets and liabilities are recognized for the future tax consequence of temporary differences between financial statement carrying amounts and income tax bases of assets and liabilities.

SEPARATE ACCOUNTS

     NYLIAC has established non-guaranteed, guaranteed and registered separate accounts with varying investment objectives, which are segregated from NYLIAC's general account, and are maintained for the benefit of separate account policyholders and NYLIAC. Separate account assets are stated at fair value. The liability for separate accounts represents policyholders' interests in the separate account assets. For its separate accounts funding variable life and annuity products, these liabilities include accumulated net investment income and realized and unrealized gains and losses on those assets, and generally reflect fair value. For its guaranteed, non-registered separate account, the liability includes interest credited to the policies.

FAIR VALUES OF FINANCIAL INSTRUMENTS

     Fair values of various assets and liabilities are included throughout the notes to the financial statements. Specifically, fair value disclosure of fixed maturities, short-term investments, cash equivalents, equity securities and mortgage loans are reported in Note 2 -- Significant Accounting Policies and
Note 3 -- Investments. Fair values of policyholders' account balances are reported in Note 5 -- Insurance Liabilities. Fair values of repurchase agreements are included in Note 11 -- Commitments and Contingencies.

CONTINGENCIES

     Amounts related to contingencies are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, includes these costs in the accrual.

BUSINESS RISKS AND UNCERTAINTIES

     The Company's investment portfolio consists principally of fixed income securities as well as mortgage loans, policy loans, limited partnerships, and preferred and common stocks. The fair value of the Company's investments varies depending on economic and market conditions and the interest rate environment. For example, if interest rates rise, the securities in the Company's fixed-income portfolio generally will decrease in value. If interest rates decline, the securities in the fixed-income portfolio generally will increase in value.

     For various reasons, the Company may, from time to time, be required to sell certain investments at a price and a time when their fair value is less than their book value. In addition, mortgage loans, many of which have balloon payment maturities, are generally illiquid and carry a greater risk of investment losses than investment grade fixed maturities. Furthermore, in periods of declining interest rates, bond calls and mortgage prepayments generally increase, resulting in reinvestment at then current market rates.

     Changes in interest rates can have significant effects on the Company's profitability. Under certain circumstances of interest rate volatility, the Company is exposed to disintermediation risk and reduction in net interest spread or profit margins. The fair value of the Company's invested assets fluctuates depending on market and other general economic conditions and the interest rate environment. In addition, mortgage prepayments, life insurance and annuity surrenders and bond calls are affected by interest rate fluctuations. Although management of the Company employs a number of asset/liability management strategies to

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

BUSINESS RISKS AND UNCERTAINTIES -- (CONTINUED)

minimize the effects of interest rate volatility, no assurance can be given that it will be successful in managing the effects of such volatility and that such volatility will not have a material adverse impact on the Company's financial condition and results of operation.

     Although the federal government does not directly regulate the business of insurance, federal legislation and administrative policies in several areas, including financial services regulation and federal taxation, can significantly and adversely affect the insurance industry and the Company. The Company is unable to predict whether any of these changes will be made, whether any such administrative or legislative proposals will be adopted in the future, or the effect, if any, any such proposals would have on the Company.

     The development of policy reserves and deferred policy acquisition costs for NYLIAC's products requires management to make estimates and assumptions regarding mortality, morbidity, lapse, expense and investment experience. Such estimates are primarily based on historical experience and future expectations of mortality, morbidity, expense, persistency and investment assumptions. Actual results could differ from those estimates. Management monitors actual experience, and where circumstances warrant, revises its assumptions and the related estimates for policy reserves and deferred policy acquisition costs.

     NYLIAC issues certain variable products with various types of guaranteed minimum death benefit features. NYLIAC currently reserves for expected payments resulting from these features. NYLIAC bears the risk that payments may be higher than expected as a result of significant, sustained downturns in the stock market. The Company also bears the risk that additional reserves may be required if partial surrender activity increases significantly during the period when account values are less than guaranteed amounts.

     As a subsidiary of a mutual life insurance company, the Company is subject to a tax on its equity base ("EBT"). The EBT has been suspended for 3 years beginning with the 2001 tax year (see Note 8 -- Federal Income Taxes). As a result of the suspension, in 2002 the Company released the prior accrual held for the EBT. In the absence of legislation extending the suspension or eliminating this tax, the Company would be subject to this tax beginning in 2004. There can be no assurance whether or when any such legislation will be enacted or what impact a failure to extend the suspension or eliminate the tax would have on the Company's tax liability.

RECENT ACCOUNTING PRONOUNCEMENTS

     Effective January 1, 2001, NYLIAC adopted Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities," ("SFAS 133") as amended by Statement of Financial Accounting Standards No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities -- an Amendment to FASB Statement No. 133," ("SFAS 138"). SFAS 133 and SFAS 138 established new accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities. SFAS 133 requires that all derivatives be recorded on the balance sheet at their fair value. The treatment of changes in the fair value of derivatives depends on the character of the transaction, including whether it has been designated and qualifies as part of a hedging relationship, as discussed in Note 10. The cumulative effect of the adoption of SFAS 133 and SFAS 138, as of January 1, 2001, resulted in a $14 million decrease in other comprehensive income with a corresponding increase of $14 million in net income, net of taxes. Upon its adoption of SFAS No.133, NYLIAC reclassified $646 million of held-to-maturity securities as available-for-sale. This reclassification resulted in an after-tax cumulative effect adjustment of $12 million increasing other comprehensive income, representing the after-tax unrealized gain on these securities at January 1, 2001. The net impact on other comprehensive income of these adjustments was a decrease of $2 million, after tax.

NOTE 3 -- INVESTMENTS

FIXED MATURITIES

     For publicly traded fixed maturities, estimated fair value is determined using quoted market prices. For fixed maturities without a readily ascertainable fair value, the Company has determined an estimated fair value using either a discounted cash flow approach, broker dealer quotations or management's pricing model.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

FIXED MATURITIES -- (CONTINUED)

     At December 31, 2002 and 2001, the maturity distribution of fixed maturities was as follows (in millions). Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                              2002                       2001
                                                     -----------------------    -----------------------
                                                     AMORTIZED    ESTIMATED     AMORTIZED    ESTIMATED
AVAILABLE FOR SALE                                     COST       FAIR VALUE      COST       FAIR VALUE
------------------                                   ---------    ----------    ---------    ----------
Due in one year or less                               $   607      $   616       $   628      $   639
Due after one year through five years                   4,211        4,411         3,736        3,838
Due after five years through ten years                  6,709        7,088         5,060        5,088
Due after ten years                                     3,090        3,289         3,267        3,277
Mortgage and asset-backed securities:
  U.S. Government or U.S. Government agency             1,398        1,503         1,047        1,085
  Other mortgage-backed securities                      5,119        5,434         4,337        4,415
  Other asset-backed securities                         2,102        2,174         1,307        1,315
                                                      -------      -------       -------      -------
     Total Available for Sale                         $23,236      $24,515       $19,382      $19,657
                                                      =======      =======       =======      =======

     At December 31, 2002 and 2001, the distribution of gross unrealized gains and losses on investments in fixed maturities was as follows (in millions):

                                                                           2002
                                                    ---------------------------------------------------
                                                    AMORTIZED    UNREALIZED    UNREALIZED    ESTIMATED
AVAILABLE FOR SALE                                    COST         GAINS         LOSSES      FAIR VALUE
------------------                                  ---------    ----------    ----------    ----------
U.S. Treasury and U.S. Government
  corporations and agencies                          $ 1,022       $   48         $  1        $ 1,069
U.S. agencies, state and municipal                       376           58           --            434
Foreign governments                                      105           11           --            116
Corporate                                             14,512        1,025          249         15,288
Other mortgage-backed securities                       5,119          316            1          5,434
Other asset-backed securities                          2,102           94           22          2,174
                                                     -------       ------         ----        -------
     Total Available for Sale                        $23,236       $1,552         $273        $24,515
                                                     =======       ======         ====        =======

                                                                           2001
                                                    ---------------------------------------------------
                                                    AMORTIZED    UNREALIZED    UNREALIZED    ESTIMATED
AVAILABLE FOR SALE                                    COST         GAINS         LOSSES      FAIR VALUE
------------------                                  ---------    ----------    ----------    ----------
U.S. Treasury and U.S. Government
  corporations and agencies                          $   773        $ 22          $  4        $   791
U.S. agencies, state and municipal                       274          20            --            294
Foreign governments                                      110           3             1            112
Corporate                                             12,581         380           231         12,730
Other mortgage-backed securities                       4,337         100            22          4,415
Other asset-backed securities                          1,307          30            22          1,315
                                                     -------        ----          ----        -------
     Total Available for Sale                        $19,382        $555          $280        $19,657
                                                     =======        ====          ====        =======

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

EQUITY SECURITIES

     Estimated fair value of equity securities has been determined using quoted market prices for publicly traded securities and a matrix pricing model for private placement securities. At December 31, 2002 and 2001, the distribution of gross unrealized gains and losses on equity securities was as follows (in millions):

                  UNREALIZED    UNREALIZED    ESTIMATED
          COST      GAINS         LOSSES      FAIR VALUE
          ----    ----------    ----------    ----------
  2002    $ 81      $  --          $11           $70
  2001    $103      $   6          $14           $95

MORTGAGE LOANS

     NYLIAC's mortgage loans are diversified by property type, location and borrower, and are collateralized by the related property.

     The fair value of the mortgage loan portfolio at December 31, 2002 and 2001 is estimated to be $2,614 million and $2,227 million, respectively. Fair value is determined by discounting the projected cash flows for each loan to determine the current net present value. The discount rate used approximates the current rate for new mortgages with comparable characteristics and similar remaining maturities.

     At December 31, 2002 and 2001, contractual commitments to extend credit under commercial and residential mortgage loan agreements amounted to $60 million and $27 million at fixed and floating interest rates ranging from 3.7% to 8.5% and from 6.6% to 8.5%, respectively. These commitments are diversified by property type and geographic region.

     NYLIAC accrues interest income on problem loans to the extent it is deemed collectible and the loan continues to perform under its original or restructured contractual terms. Interest income on impaired loans is recognized on a cash basis. Cash payments on loans in the process of foreclosure are treated as a return of principal.

     At December 31, 2002 and 2001, the distribution of the mortgage loan portfolio by property type and geographic region was as follows (in millions):

                                           2002                 2001
                                     -----------------    -----------------
                                     CARRYING    % OF     CARRYING    % OF
                                      VALUE      TOTAL     VALUE      TOTAL
                                     --------    -----    --------    -----
Property Type:
  Office buildings                    $  855      35.8%    $  776      36.3%
  Retail                                 397      16.6%       394      18.4%
  Apartment buildings                    258      10.8%       194       9.1%
  Residential                            604      25.3%       494      23.1%
  Other                                  275      11.5%       280      13.1%
                                      ------     -----     ------     -----
     Total                            $2,389     100.0%    $2,138     100.0%
                                      ======     =====     ======     =====
Geographic Region:
  Central                             $  606      25.4%    $  573      26.8%
  Pacific                                474      19.8%       329      15.4%
  Middle Atlantic                        486      20.3%       469      21.9%
  South Atlantic                         654      27.4%       528      24.7%
  New England                            169       7.1%       170       8.0%
  Other                                   --        --         69       3.2%
                                      ------     -----     ------     -----
     Total                            $2,389     100.0%    $2,138     100.0%
                                      ======     =====     ======     =====

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

OTHER INVESTMENTS

     The components of other investments as of December 31, 2002 and 2001 were as follows (in millions):

                                                           2002    2001
                                                           ----    ----
Limited liability company                                  $675    $873
Limited partnerships                                         17      14
Real estate                                                  17      18
Derivatives                                                  26       4
Other                                                         4       8
                                                           ----    ----
     Total other investments                               $739    $917
                                                           ====    ====

     Accumulated depreciation on real estate at both December 31, 2002 and 2001 was $5 million. Depreciation expense totaled $1 million for each year ended December 31, 2002, 2001 and 2000.

RESTRICTED ASSETS AND SPECIAL DEPOSITS

     Assets of $3 million and $14 million at December 31, 2002 and 2001, respectively, were on deposit with Governmental authorities or trustees as required by certain insurance laws and are included in available for sale fixed maturities on the accompanying Balance Sheet.

NOTE 4 -- INVESTMENT INCOME AND CAPITAL GAINS AND LOSSES

     The components of net investment income for the years ended December 31, 2002, 2001 and 2000, were as follows (in millions):

                                              2002      2001      2000
                                             ------    ------    ------
Fixed maturities                             $1,448    $1,238    $1,121
Equity securities                                 3         6         7
Mortgage loans                                  170       155       147
Policy loans                                     45        47        46
Other investments                                30        45        26
                                             ------    ------    ------
  Gross investment income                     1,696     1,491     1,347
Investment expenses                             (49)      (39)      (32)
                                             ------    ------    ------
     Net investment income                   $1,647    $1,452    $1,315
                                             ======    ======    ======

     For the years ended December 31, 2002, 2001 and 2000, investment gains (losses) computed under the specific identification method were as follows (in millions):

                                               2002                           2001                           2000
                                     -------------------------      -------------------------      -------------------------
                                     GAINS              LOSSES      GAINS              LOSSES      GAINS              LOSSES
                                     -----              ------      -----              ------      -----              ------
REALIZED GAINS (LOSSES):
Fixed maturities                     $192               $(236)      $163               $(217)      $ 80               $(157)
Equity securities                       8                  (8)        11                  (9)        17                  (7)
Mortgage loans                          1                  (1)        --                  (1)         8                  (1)
Derivative instruments                  1                  (4)         1                  (7)        --                  --
Other investments                      --                  (2)        10                  (1)        25                  (4)
                                     ----               -----       ----               -----       ----               -----
     Subtotal                        $202               $(251)      $185               $(235)      $130               $(169)
                                     ====               =====       ====               =====       ====               =====
Total net investment losses                    $(49)                          $(50)                          $(39)
                                               ====                           ====                           ====

     The table above includes other than temporary impairment losses for fixed maturities of $70 million, $33 million and $7 million for the years ended December 31, 2002, 2001 and 2000, respectively. For the three years ended December 31, 2002 there were no other than temporary impairment losses for equity securities.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 4 -- INVESTMENT INCOME AND CAPITAL GAINS AND LOSSES -- (CONTINUED)

     On April 1, 2002 the Company transferred the convertible bond and preferred stock portfolios from available for sale into the trading category. The net gain released from unrealized gains in other comprehensive income and reflected in net investment losses in the accompanying Statement of Income at the date of transfer amounted to $3 million. The trading portfolio was subsequently sold during 2002.

NET UNREALIZED INVESTMENT GAINS (LOSSES)

     Net unrealized investment gains (losses) on available for sale investments are included in the accompanying Balance Sheet as a component of "Accumulated other comprehensive income". Changes in these amounts include reclassification adjustments for prior period unrealized gains (losses) that have been recognized as realized gains (losses) during the current year and are included in the accompanying Statement of Income. The amounts for the years ended December 31, 2002, 2001 and 2000 are as follows (in millions):

                                                         2002    2001    2000
                                                         ----    ----    -----
Net unrealized investment gains (losses), beginning of
  the year                                               $104    $(31)   $(191)
                                                         ----    ----    -----
Cumulative effect of a change in accounting principle      --      (2)      --
                                                         ----    ----    -----
Changes in net unrealized investment gains attributable
  to:
  Investments:
     Net unrealized investment gains arising during the
       period                                             663     172      220
     Less: Reclassification adjustments for gains
       (losses) included in net income                      9     (64)     (41)
                                                         ----    ----    -----
     Change in net unrealized investment gains, net of
       adjustments                                        654     236      261
Impact of net unrealized investment gains (losses) on:
     Policyholders' account balance                       (15)     --       (3)
     Deferred policy acquisition costs                   (289)    (99)     (98)
                                                         ----    ----    -----
Change in net unrealized investment gains (losses)        350     137      160
                                                         ----    ----    -----
Transfer of Taiwan branch to an affiliated company         (3)     --       --
                                                         ----    ----    -----
Net unrealized investment gains (losses), end of year    $451    $104    $ (31)
                                                         ====    ====    =====

     Net unrealized gains on investments arising during the periods reported in the preceding table are net of income tax expense of $357 million, $93 million and $118 million for the years ended December 31, 2002, 2001 and 2000, respectively.

     Reclassification adjustments reported in the preceding table for the years ended December 31, 2002, 2001 and 2000 are net of income tax expense (benefit) of $5 million, ($34) million and $(22) million, respectively.

     Policyholders' account balance reported in the preceding table are net of income tax benefit of $8 million and $2 million for the years ended December 31, 2002 and 2000, respectively.

     Deferred policy acquisition costs in the preceding table for the years ended December 31, 2002, 2001 and 2000 are net of income tax benefit of $156 million, $53 million and $53 million, respectively.

     On July 1, 2002, the cumulative unrealized gain associated with the Taiwan branch was transferred to an affiliated company as described in Note
12 -- Related Party Transactions.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 5 -- INSURANCE LIABILITIES

     NYLIAC's investment contracts are primarily deferred annuities. The carrying value, which approximates fair value, of NYLIAC's liabilities for deferred annuities at December 31, 2002 and 2001, was $13,319 million and $10,247 million, respectively, and are included in policyholders' account balances in the accompanying Balance Sheet.

     The cumulative guaranteed minimum death benefit reserve at December 31, 2002 and 2001 was $55 million and $21 million, respectively, and is included in future policy benefits in the accompanying Balance Sheet.

NOTE 6 -- SEPARATE ACCOUNTS

     NYLIAC maintains non-guaranteed, separate accounts for its variable deferred annuity and variable life products, several of which are registered with the Securities and Exchange Commission ("SEC"). NYLIAC maintains investments in the registered separate accounts of $52 million and $67 million at December 31, 2002 and 2001, respectively. The assets of the separate accounts, which are carried at fair value, represent investments in shares of the New York Life sponsored MainStay VP Series Fund and other non-proprietary funds.

     NYLIAC also maintains a guaranteed separate account for universal life insurance policies. This account provides a minimum guaranteed interest rate with a fair value adjustment imposed upon certain surrenders. The assets of this separate account, which are carried at fair value, primarily represent investments in investment grade corporate bonds and mortgage-backed securities.

NOTE 7 -- DEFERRED POLICY ACQUISITION COSTS

     An analysis of deferred policy acquisition costs ("DAC") for the years ended December 31, 2002, 2001 and 2000 was as follows (in millions):

                                                              2002      2001      2000
                                                             ------    ------    ------
Balance at beginning of year                                 $1,887    $1,660    $1,507
  Current year additions                                        630       558       444
  Amortized during year                                        (189)     (179)     (140)
  Adjustment for change in unrealized investment gains         (445)     (152)     (151)
  Transfer of Taiwan branch to an affiliated company           (102)       --        --
                                                             ------    ------    ------
Balance at end of year                                       $1,781    $1,887    $1,660
                                                             ======    ======    ======

     On July 1, 2002, deferred policy acquisition costs associated with the Taiwan branch were transferred to an affiliated company, as described in Note 12 -- Related Party Transactions.

NOTE 8 -- FEDERAL INCOME TAXES

     A summary of income tax expense included in the accompanying Statement of Income is as follows (in millions):

                                                             2002    2001    2000
                                                             ----    ----    ----
Current:
  Federal                                                    $(1)    $ 8     $(3)
  State and local                                              1       2       2
                                                             ---     ---     ---
                                                              --      10      (1)
Deferred:
  Federal                                                     (1)     21      54
                                                             ---     ---     ---
Income tax (benefit)/expense                                 $(1)    $31     $53
                                                             ===     ===     ===

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 8 -- FEDERAL INCOME TAXES -- (CONTINUED)

     The components of the net deferred tax liability as of December 31, 2002 and 2001 were as follows (in millions):

                                                              2002    2001
                                                              ----    ----
Deferred tax assets:
  Future policyholder benefits                                $427    $358
  Employee and agents benefits                                  58      57
                                                              ----    ----
     Deferred tax assets                                       485     415
                                                              ====    ====
Deferred tax liabilities:
  Deferred policy acquisition costs                            608     513
  Investments                                                  194      63
  Other                                                         46      26
                                                              ----    ----
     Deferred tax liabilities                                  848     602
                                                              ----    ----
       Net deferred tax liability                             $363    $187
                                                              ====    ====

     Set forth below is a reconciliation of the federal income tax rate to the effective tax rate for 2002, 2001 and 2000:

                                                          2002     2001     2000
                                                          -----    -----    ----
Statutory federal income tax rate                          35.0%    35.0%   35.0%
Current year equity base tax                                 --     12.5    13.6
True down of prior year equity base tax                   (22.9)   (20.1)   (9.2)
Tax exempt income                                          (6.0)    (4.9)   (4.2)
Foreign branch termination                                 (3.8)      --      --
Other                                                      (2.9)     0.9    (1.2)
                                                          -----    -----    ----
Effective tax rate                                         (0.6)%   23.4%   34.0%
                                                          =====    =====    ====

     NYLIAC's federal income tax returns are routinely examined by the IRS and provisions are made in the financial statements in anticipation of the results of these audits. The IRS has completed audits through 1998. There were no material effects on NYLIAC's results of operations as a result of these audits. NYLIAC believes that its recorded income tax liabilities are adequate for all open years.

     In March 2002, the Job Creation and Worker Assistance Act of 2002 was passed to provide tax relief and stimulate the economy. This act suspends the Company's equity base tax for the three year period beginning 2001. The Company accrued $17 million in the equity base tax in 2001 prior to passage of this legislation. This amount has been released in 2002 and is reflected as an adjustment to current income tax (benefit) expense in 2002 in the accompanying Statement of Income.

NOTE 9 -- REINSURANCE

     NYLIAC enters into reinsurance agreements in the normal course of its insurance business to reduce overall risk. NYLIAC remains liable for reinsurance ceded if the reinsurer fails to meet its obligation on the business it has assumed. NYLIAC evaluates the financial condition of its reinsurers to minimize its exposure to significant losses from reinsurer insolvencies.

     NYLIAC has entered into cession reinsurance agreements on both a coinsurance basis and on a yearly renewable term basis with affiliated and non-affiliated companies. The total amount of ceded premiums included in the accompanying Statement of Income was $81 million, $2 million and $2 million at December 31, 2002, 2001 and 2000, respectively, and includes ceded premiums associated with the transfer of the Taiwan branch as described in Note
12 -- Related Party Transactions.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 10 -- DERIVATIVE FINANCIAL INSTRUMENTS AND RISK MANAGEMENT

     NYLIAC uses derivative financial instruments to manage interest rate, currency, commodity and market risk. These derivative financial instruments include corridor option contracts, interest rate swaps, interest rate floor and currency swaps. The Company does not engage in derivative financial instrument transactions for speculative purposes.

     NYLIAC deals with highly rated counter-parties and does not expect the counter-parties to fail to meet their obligations under the contracts. NYLIAC has controls in place to monitor credit exposures by limiting transactions with specific counter-parties within specified dollar limits and assessing the future creditworthiness of counter-parties. NYLIAC uses master netting agreements and adjusts transaction levels, when appropriate, to minimize risk.

     To qualify as a hedge, the hedge relationship is designated and formally documented at inception detailing the particular risk management objective and strategy for the hedge which includes the item and risk that is being hedged, the derivative that is being used, as well as how effectiveness is being assessed. A derivative must be highly effective in accomplishing the objective of offsetting either changes in fair value or cash flows for the risk being hedged. NYLIAC formally measures effectiveness of its hedging relationships both at the hedge inception and on an ongoing basis in accordance with its risk management policy. For cash flow hedges of interest rate risk, NYLIAC uses either qualitative assessment, if appropriate, or regression analysis to assess hedge effectiveness to changes in the benchmark interest rate. The change in variable cashflows method is used to measure hedge ineffectiveness when appropriate. NYLIAC does not have any fair value hedges at December 31, 2002 and 2001. NYLIAC will discontinue hedge accounting prospectively if: (i) it is determined that the derivative is no longer effective in offsetting changes in the fair value or cash flows of a hedged item; (ii) the derivative expires or is sold, terminated, or exercised; (iii) the derivative is de-designated as a hedge instrument; (iv) it is probable that the forecasted transaction will not occur; or (v) management determines that designation of the derivative as a hedge instrument is no longer appropriate.

     For cash flow hedges, in which derivatives hedge the variability of cash flows related to variable rate available for sale securities, the accounting treatment depends on the effectiveness of the hedge. To the extent these derivatives are effective in offsetting the variability of the hedged cash flows, changes in the derivatives' fair value will not be included in current earnings but are reported as changes in other comprehensive income. These changes in fair value will be included in earnings of future periods when earnings are also affected by the variability of the hedged cash flows. To the extent these derivatives are not effective, changes in their fair values are immediately included in earnings in net investment gains (losses). During 2002, there was no hedge ineffectiveness recognized in net investment gains (losses) related to cash flow hedges. The assessment of hedge effectiveness for cash flow hedges of interest rate risk excludes amounts relating to risks other than exposure to the benchmark interest rate. There were no cashflow hedges of forecasted transactions as of December 31, 2002 and 2001. The estimated amount of existing gains and losses that are reported in other comprehensive income at December 31, 2002 related to periodic interest payments on assets and liabilities being hedged that is expected to be reclassified into earnings within the next 12 months is $7 million.

     NYLIAC may enter into contracts that are not themselves derivative instruments but contain embedded derivatives. For each contract, NYLIAC assesses whether the economic characteristics of the embedded derivative are clearly and closely related to those of the host contract and determines whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is separated from the host contract and accounted for as a stand-alone derivative. Such embedded derivatives are recorded on the accompanying Balance Sheet at fair value and changes in their fair value are recorded currently in net investment gains or losses. If NYLIAC is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the accompanying Balance Sheet at fair value. As of December 31, 2002 and 2001, there were no such embedded derivatives that could not be separated from their host contracts.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 11 -- COMMITMENTS AND CONTINGENCIES

LITIGATION

     The Company is a defendant in individual suits arising from its agency sales force, insurance (including variable contracts registered under the federal securities law), investment, retail securities, and/or other operations, including actions involving retail sales practices. Most of these actions seek substantial or unspecified compensatory and punitive damages. The Company is also from time to time involved in various governmental, administrative, and investigative proceedings and inquiries.

     Notwithstanding the uncertain nature of litigation and regulatory inquiries, the outcome of which cannot be predicted, the Company believes that, after provisions made in the financial statements, the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on the Company's financial position; however, it is possible that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on the Company's operating results for a given year.

ASSESSMENTS

     Most of the jurisdictions in which the Company is licensed to transact business, require life insurers to participate in guaranty associations which are organized to pay contractual benefits pursuant to insurance policies issued by impaired, insolvent or failed life insurers. These associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the proportionate share of the premiums written by member insurers in the line of business in which the impaired, insolvent or failed life insurer is engaged. Some states permit member insurers to recover assessments through full or partial premium tax offsets. The Company is not aware of, nor has it received notification of any significant insolvency by insurance companies during 2002 or 2001.

LOANED SECURITIES AND REPURCHASE AGREEMENTS

     NYLIAC participates in a securities lending program for the purpose of enhancing income on securities held. At December 31, 2002 and 2001, $1,318 million and $829 million, respectively, of NYLIAC's fixed maturities and equity securities were on loan to others. Collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively, is obtained. The fair value of securities loaned is monitored, with additional collateral obtained, as necessary. Such assets reflect the extent of NYLIAC's involvement in securities lending, not NYLIAC's risk of loss.

     At December 31, 2002 and 2001, the Company recorded cash collateral received under these agreements of $1,350 million and $602 million, respectively, and established a corresponding liability for the same amount included in other liabilities in the accompanying Balance Sheet.

     NYLIAC enters into agreements to sell and repurchase securities for the purpose of enhancing income on securities held. Under these agreements, NYLIAC obtains the use of funds from a broker for generally one month. The liability reported in the accompanying Balance Sheet (included in other liabilities) at December 31, 2002 of $799 million ($284 million at December 31, 2001) approximates fair value. The investments acquired with the funds received from the securities sold are included in other investments in the accompanying Balance Sheet.

NOTE 12 -- RELATED PARTY TRANSACTIONS

     New York Life provides NYLIAC with services and facilities for the sale of insurance and other activities related to the business of insurance. New York Life charges NYLIAC for the identified costs associated with these services and facilities under the terms of a service agreement between New York Life and NYLIAC. Such costs, amounting to $537 million, $458 million and $476 million for the years ended December 31, 2002, 2001 and 2000, respectively, are reflected in operating expenses and net investment income in the accompanying Statement of Income.

     In addition, NYLIAC is allocated post-retirement and post-employment benefits other than pensions, which are held by New York Life. NYLIAC was allocated $13 million for its share of the net periodic post-retirement

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 12 -- RELATED PARTY TRANSACTIONS -- (CONTINUED)

benefits expense in 2002 ($10 million and $7 million in 2001 and 2000, respectively) and $(2) million for the post-employment benefits expense in 2002 ($(6) million in 2001 and $2 million in 2000) under the provisions of the service agreement. The expenses are reflected in operating expenses and net investment income in the accompanying Statement of Income.

     NYLIAC has entered into an investment advisory agreement with New York Life Investment Management, LLC ("NYLIM"), a wholly owned subsidiary of New York Life, to provide investment advisory services to the Company. At December 31, 2002, 2001 and 2000, the total cost for these services amounted to $28 million, $16 million and $10 million, respectively, which are included in the costs of services billed by New York Life to the Company, as noted above.

     NYLIAC recorded annuity and universal life fee income of $9 million and $8 million from NYLIM for administration and advisory fees for the years ended December 31, 2002 and 2001.

     At December 31, 2002 and 2001, NYLIAC had a net liability of $159 million and $157 million, respectively, for the above described services which are included in other liabilities in the accompanying Balance Sheet. The terms of the settlement generally require that these amounts be settled in cash within ninety days.

     NYLIAC is the obligor for certain structured settlement agreements with unaffiliated insurance companies, beneficiaries and other non-affiliated entities. To satisfy its obligations under these agreements, NYLIAC owns all rights, title and interest in and to certain single premium annuities issued by New York Life. The carrying value of the annuity contracts is based upon the actuarially determined value of the obligations under the structured settlement contracts, which generally have some life contingent benefits. The obligations are based upon the actuarially determined present value of expected future payments. Interest rates used in establishing such obligations range from 5.84% to 7.81%. NYLIAC has directed New York Life to make the payments under the annuity contracts directly to the payees under the structured settlement agreements. At December 31, 2002 and 2001 the carrying value of the interest in annuity contracts and the obligations under structured settlement agreements in the accompanying Balance Sheet amounted to $2,958 million and $2,512 million, respectively.

     In addition, NYLIAC has issued certain annuity contracts to New York Life in order that New York Life may satisfy its third party obligations under certain structured settlement agreements. NYLIAC has been directed by New York Life to make the payments under the annuity contracts directly to the beneficiaries under these structured settlement agreements. At December 31, 2002 and 2001 the amount of outstanding reserves on these contracts included in future policy benefits was $180 million and $176 million, respectively.

     NYLIAC has a variable product distribution agreement with NYLIFE Distributors, an indirect wholly owned subsidiary of New York Life, granting NYLIFE Distributors the exclusive right to distribute NYLIAC's variable product policies, and allows the use of registered representatives of NYLIFE Securities, another indirect wholly owned subsidiary of New York Life. In connection with this agreement, NYLIAC recorded commission expense to NYLIFE Securities' registered representatives of $71 million, $126 million and $166 million, for the years ended December 31, 2002, 2001 and 2000, respectively.

     The Company has a credit agreement with New York Life wherein New York Life can borrow funds from NYLIAC. The maximum amount available to New York Life is $200 million. No outstanding balance was due to the Company at December 31, 2002 and December 31, 2001.

     The Company also has a credit agreement with New York Life in which the Company can borrow up to $200 million. No outstanding balance was due to New York Life at December 31, 2002 and December 31, 2001.

     Effective July 1, 2002, the Company transferred $37 million in net assets associated with the Company's Taiwan branch including Taiwan's insurance book of business to an affiliated company, New York Life Insurance Taiwan Corporation ("NYLT"), an indirect wholly owned subsidiary of New York Life.

     The Company is jointly liable with NYLT for two years from the giving of notice to all obligees for all matured obligations and for two years after the maturity date of not-yet matured obligations. NYLT is also contractually liable, under indemnification provisions of the transaction, for any liabilities that may be asserted

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 12 -- RELATED PARTY TRANSACTIONS -- (CONTINUED)

against the Company. The transfer of the branch's net assets was accounted for as a long-duration coinsurance transaction. Under this accounting treatment, the insurance related liabilities remain on the books of the Company and an offsetting reinsurance recoverable is established. Additionally, premiums and benefits associated with any business sold prior to July 1, 2002 are reflected on NYLIAC's Statement of Income. Accordingly, the Company recorded the following with respect to this transaction (in millions):

                                                              2002
                                                              ----
Amounts recoverable from reinsurers                           $633
Premiums ceded                                                  74
Benefits ceded                                                  13

NOTE 13 -- SUPPLEMENTAL CASH FLOW INFORMATION

     Income taxes paid were $30 million, $20 million, and $8 million during 2002, 2001 and 2000, respectively.

     Total interest paid was $7 million, $21 million and $12 million during 2002, 2001 and 2000, respectively.

     Non-cash financing activity in 2002 consists of the transfer of $79 million in net liabilities associated with the Taiwan branch to an affiliated company (see Note 12 -- Related Party Transactions).

NOTE 14 -- STATUTORY FINANCIAL INFORMATION

     Accounting practices used to prepare statutory financial statements for regulatory filings of life insurance companies differ in certain instances from GAAP. The Delaware Insurance Department (the "Department") recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company, and for determining its solvency under the Delaware Insurance Law. In making such determinations the Department gives no consideration to financial statements prepared in accordance with accounting principles generally accepted in the United States of America.

     At December 31, 2002 and 2001, statutory stockholder's equity was $1,404 million and $1,335 million, respectively. Statutory net income/(loss) for the years ended December 31, 2002, 2001 and 2000 was $(95) million, $(83) million and $0.4 million, respectively.

     The Department has adopted the NAIC's Codification of Statutory Accounting Principles guidance, effective January 1, 2001. The effect of adoption was a net increase in statutory surplus of approximately $27 million.

     NYLIAC is restricted as to the amounts it may pay as dividends to New York Life. Under Delaware Insurance Law, dividends on capital stock can be distributed only out of earned surplus. Furthermore, without prior approval of the Delaware Insurance Commissioner, dividends cannot be declared or distributed which exceed the greater of ten percent of NYLIAC's surplus or one hundred percent of net gain from operations. No dividends were paid or declared for the years ended December 31, 2002, 2001 and 2000. As of December 31, 2002, the amount of available and accumulated funds derived from earned surplus from which NYLIAC can pay dividends is $469 million. The maximum amount of dividends that may be paid in 2003 without prior approval is $138 million.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Stockholder of New York Life Insurance and Annuity Corporation

In our opinion, the accompanying balance sheet and the related statements of income, of stockholders' equity and of cash flows present fairly, in all material respects, the financial position of New York Life Insurance and Annuity Corporation (the "Company") at December 31, 2002 and 2001, and the results of its operations and its cash flows for each of the three years ended December 31, 2002, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 2 to the financial statements, the Company adopted Statement of Financial Accounting Standards No. 133, Accounting for Derivative Instruments and Hedging Activities, as amended by Statement of Financial Accounting Standards No. 138, Accounting for Certain Derivative Instruments and Certain Hedging Activities -- an amendment to FASB Statement No. 133.

PRICEWATERHOUSECOOPERS LLP
1177 Avenue of the Americas
New York, New York 10036
February 7, 2003

                     LIFESTAGES(R) ACCESS VARIABLE ANNUITY
                                  INVESTING IN
                  NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

          Supplement Dated May 1, 2003 to Prospectus Dated May 1, 2002

     This supplement amends the May 1, 2002 Prospectus for the LifeStages(R) Access Variable Annuity policies ("policies"). Please read this supplement carefully and retain it for future reference. This supplement is not valid unless it is accompanied by a Prospectus for the policies dated May 1, 2002. The terms we use in this supplement have the same meanings as in the Prospectus for the policies.

     Replace all references to the Investment Division names throughout the prospectus with the following:

  -    MainStay VP Bond--Initial Class
  -    MainStay VP Capital Appreciation--Initial Class
  -    MainStay VP Cash Management
  -    MainStay VP Convertible--Initial Class
  -    MainStay VP Equity Income--Initial Class
  -    MainStay VP Government--Initial Class
  -    MainStay VP Growth Equity--Initial Class
  -    MainStay VP High Yield Corporate Bond--Initial
       Class
  -    MainStay VP Indexed Equity--Initial Class
  -    MainStay VP International Equity--Initial Class
  -    MainStay VP Mid Cap Core--Initial Class
  -    MainStay VP Mid Cap Growth--Initial Class
  -    MainStay VP Small Cap Growth--Initial Class
  -    MainStay VP Total Return--Initial Class
  -    MainStay VP Value--Initial Class
  -    MainStay VP American Century Income & Growth--
       Initial Class
  -    MainStay VP Dreyfus Large Company Value--Initial
       Class
  -    MainStay VP Eagle Asset Management Growth
       Equity--Initial Class
  -    MainStay VP Lord Abbett Developing Growth--
       Initial Class
  -    Alger American Small Capitalization--Class O
       Shares
  -    Calvert Social Balanced
  -    Dreyfus IP Technology Growth--Initial Shares
  -    Fidelity(R) VIP Contrafund(R)--Initial Class
  -    Fidelity(R) VIP Equity-Income--Initial Class
  -    Janus Aspen Series Balanced--Institutional Shares
  -    Janus Aspen Series Worldwide Growth--
       Institutional Shares
  -    MFS(R) Investors Trust Series--Initial Class
  -    MFS(R) Research Series--Initial Class
  -    T. Rowe Price Equity Income Portfolio
  -    Van Eck Worldwide Hard Assets
  -    Van Kampen UIF Emerging Markets Equity--Class I

     On page 1, add the following sentence after the second sentence in the second paragraph:

        SALES OF THE LIFESTAGES(R) ACCESS VARIABLE ANNUITY ARE NO LONGER OFFERED. IN ADDITION, ADDITIONAL PREMIUM PAYMENTS ARE NO LONGER ACCEPTED INTO THE LIFESTAGES(R) ACCESS VARIABLE ANNUITY. ANY REFERENCE TO ADDITIONAL PREMIUM PAYMENTS IS HEREBY DELETED.

     On page 1, in the fifth paragraph, replace "May 1, 2002" with "May 1, 2003."

     On page 2, in the Table of Contents, replace "FEE TABLE" with "TABLE OF FEES AND EXPENSES."

     On pages 4-6, replace the "FEE TABLE" with the following:

                           TABLE OF FEES AND EXPENSES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the policy. The first table describes the fees and expenses that you will pay at the time that you buy the policy, surrender the policy, or transfer Accumulation Value between investment options.

                        POLICYOWNER TRANSACTION EXPENSES

 -----------------------------------------------------------------------------------------------------------------
 CHARGE                                                    AMOUNT DEDUCTED
 -----------------------------------------------------------------------------------------------------------------
 Surrender Charge                                          None
 (as a % of amount withdrawn)
 Transfer Fee                                              Current: None
                                                           Guaranteed Maximum: $30 per transfer for each transfer
                                                           over 12 in a Policy Year.

The next table describes the fees and expenses that you will pay periodically during the time that you own the policy, not including Fund fees and expenses.

                PERIODIC CHARGES OTHER THAN FUND COMPANY CHARGES

 -----------------------------------------------------------------------------------------------------------------
                         CHARGE                            AMOUNT DEDUCTED
 -----------------------------------------------------------------------------------------------------------------
 Annual Policy Service Charge                              $40 per policy for policies with less than $50,000
                                                           Accumulation Value
 Separate Account Annual Expenses                          Current and Guaranteed Maximum: 1.55% (annualized) of
                                                           the daily average Variable Accumulation Value,
                                                           including mortality and expense risk and administrative
                                                           fees.
 Optional Riders
   - Enhanced Beneficiary Benefit Rider Charge             Current: 0.30% (annualized) of the policy's
                                                           Accumulation Value, deducted on a quarterly basis.
                                                           Guaranteed Maximum: 1.00% (annualized) of the Policy's
                                                           Accumulation Value, deducted on a quarterly basis.

The next table shows the minimum and maximum total operating expenses deducted from Fund assets (before any fee waiver or expense reimbursement) during the year ended December 31, 2002. The expenses are expressed as a percentage of average net assets of the Fund and may be higher or lower in the future. More detail concerning each underlying Fund's fees and expenses is contained in the prospectus for each Fund.

                      TOTAL ANNUAL FUND OPERATING EXPENSES

                                                                 ---------------------------------
                                                                     MINIMUM          MAXIMUM
  ------------------------------------------------------------------------------------------------
  Expenses that are deducted from the Investment Division             0.38%            1.93%
    assets, including management fees, administration fees,
    and other expenses

The next item shows the Total Fund Annual Expenses for each Fund. These are the total gross expenses that are deducted from the Fund assets, including management fees, administration fees, and other expenses.

INVESTMENT DIVISIONS                                           TOTAL FUND ANNUAL EXPENSES(A)
--------------------                                           -----------------------------
MainStay VP Bond--Initial Class                                            0.52%
MainStay VP Capital Appreciation--Initial Class                            0.64%
MainStay VP Cash Management                                                0.55%
MainStay VP Convertible--Initial Class                                     0.67%
MainStay VP Equity Income--Initial Class                                   0.92%(b)
MainStay VP Government--Initial Class                                      0.59%
MainStay VP Growth Equity--Initial Class                                   0.51%
MainStay VP High Yield Corporate Bond--Initial Class                       0.60%
MainStay VP Indexed Equity--Initial Class                                  0.38%
MainStay VP International Equity--Initial Class                            1.11%
MainStay VP Mid Cap Core--Initial Class                                    1.34%(c)
MainStay VP Mid Cap Growth--Initial Class                                  1.10%(d)
MainStay VP Small Cap Growth--Initial Class                                1.29%(e)
MainStay VP Total Return--Initial Class                                    0.61%
MainStay VP Value--Initial Class                                           0.65%
MainStay VP American Century Income & Growth--Initial Class                0.92%
MainStay VP Dreyfus Large Company Value--Initial Class                     0.98%
MainStay VP Eagle Asset Management Growth Equity--Initial
  Class                                                                    0.81%
MainStay VP Lord Abbett Developing Growth--Initial Class                   1.10%
Alger American Small Capitalization--Class O Shares                        0.97%
Calvert Social Balanced                                                    0.91%(f)
Dreyfus IP Technology Growth--Initial Shares                               0.89%(g)
Fidelity(R) VIP Contrafund(R)--Initial Class                               0.68%(h)
Fidelity(R) VIP Equity Income(R)--Initial Class                            0.57%(h)
Janus Aspen Series Balanced--Institutional Shares                          0.67%(i)
Janus Aspen Series Worldwide Growth--Institutional Shares                  0.70%(i)

INVESTMENT DIVISIONS                                           TOTAL FUND ANNUAL EXPENSES(A)
--------------------                                           -----------------------------
MFS(R) Investors Trust Series--Initial Class                               0.88%
MFS(R) Research Series--Initial Class                                      0.87%(j)
T. Rowe Price Equity Income Portfolio                                      0.85%(k)
Van Eck Worldwide Hard Assets                                              1.23%
Van Kampen UIF Emerging Markets Equity--Class I                            1.93%(l)

---------------

(a) The Fund or its agents provided the fees and charges, which are based on 2002 expenses and may reflect estimated charges. We have not verified the accuracy of the information provided by the agents.

(b) New York Life Investment Management LLC ("NYLIM") has voluntarily agreed to waive a portion of the fees otherwise payable to it to the extent that total fund annual expenses exceed 0.89%. With this reduction, for the year ended December 31, 2002, Total Fund Annual Expenses were 0.89%. This waiver may be discontinued at any time without notice.

(c) New York Life Investment Management LLC ("NYLIM") has voluntarily agreed to waive a portion of the fees otherwise payable to it to the extent that total fund annual expenses exceed 0.98%. With this reduction, for the year ended December 31, 2002, Total Fund Annual Expenses were 0.98%. This waiver may be discontinued at any time without notice.

(d) New York Life Investment Management LLC ("NYLIM") has voluntarily agreed to waive a portion of the fees otherwise payable to it to the extent that total fund annual expenses exceed 0.97%. With this reduction, for the year ended December 31, 2002, Total Fund Annual Expenses were 0.97%. This waiver may be discontinued at any time without notice.

(e) New York Life Investment Management LLC ("NYLIM") has voluntarily agreed to waive a portion of the fees otherwise payable to it to the extent that total fund annual expenses exceed 0.95%. With this reduction, for the year ended December 31, 2002, Total Fund Annual Expenses were 0.95%. This waiver may be discontinued at any time without notice.

(f) Expenses are based on the Portfolio's most recent fiscal year. The total expenses shown include the Subadvisory fees paid by the Advisor (Calvert Asset Management Company, Inc.) and the administrative fee paid by the Portfolio to Calvert Administrative Services Company, an affiliate of the Advisor.

(g) Expenses are for the fiscal year ended December 31, 2002. Expenses in future years may be higher or lower than those presented.

(h) Actual annual class operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's custodian expenses. These offsets may be discontinued at any time.

(i) Expenses are based upon expenses for the year ended December 31, 2002. Expenses are stated without contractual waivers by Janus Capital.

(j) Each series has an expense offset arrangement that reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. Each series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the series' expenses. Total Fund Annual Expenses do not take into account these fee reductions, and are therefore higher than the actual expenses of the series. Had these fee reductions been taken into account, would be lower for certain series and would equal 0.86% for Research Series.

(k) Management fees include the ordinary, recurring operating expenses of the Portfolio, but do not cover interest, taxes, brokerage, nonrecurring and extraordinary items or fees and expenses for the fund's independent directors.

(l) The fees disclosed reflect gross ratios prior to any voluntary waivers/reimbursements of expenses by the adviser. The management fee is reduced to reflect the voluntary waiver of a portion or all of the management fee and the reimbursement by the Portfolio's adviser to the extent total annual operating expenses exceed 1.75%. The adviser may terminate these voluntary waivers at any time at its sole discretion. After such reductions, the "Total Annual Expenses" would have been 1.81%. Additionally, in determining the actual amount of voluntary management fee waiver and/or expense reimbursement for a Portfolio, if any, the adviser excludes from total annual operating expenses certain investment related expenses, such as foreign country tax expense and interest expense on borrowing. Included in the expenses of the Emerging Markets Equity Portfolio--Class I is 0.06% of such investment related expense.

     On page 7, delete the section entitled "EXAMPLES" and replace it with the following:

Examples

     The table below will help you understand the various costs and expenses that you will bear directly and indirectly. The table reflects the charges and expenses of the policy. For more information on the charges reflected in this table, see "CHARGES AND DEDUCTIONS" and the Fund prospectuses which accompany this Prospectus. NYLIAC may, where premium taxes are imposed by state law, deduct premium taxes upon surrender of the policy or the Annuity Commencement Date.

     You would pay the following expenses on a $10,000 investment in one of the Investment Divisions listed, assuming a 5% annual return on assets, whether you surrender, annuitize or do not surrender your policy at the end of the stated time period.

INVESTMENT DIVISION                                           1 YR       3 YR        5 YR        10 YR
-------------------                                          -------   ---------   ---------   ---------
MAINSTAY VP BOND--INITIAL CLASS
without EBB Rider..........................................  $246.88   $  759.92   $1,299.76   $2,705.23
with EBB Rider.............................................  $277.08   $  850.19   $1,449.68   $3,071.68
MAINSTAY VP CAPITAL APPRECIATION--INITIAL CLASS
without EBB Rider..........................................  $258.95   $  796.08   $1,359.83   $2,821.94
with EBB Rider.............................................  $289.09   $  886.05   $1,508.94   $3,187.14

INVESTMENT DIVISION                                           1 YR       3 YR        5 YR        10 YR
-------------------                                          -------   ---------   ---------   ---------
MAINSTAY VP CASH MANAGEMENT
without EBB Rider..........................................  $249.89   $  768.97   $1,314.84   $2,734.88
with EBB Rider.............................................  $280.07   $  859.19   $1,464.54   $3,100.71
MAINSTAY VP CONVERTIBLE--INITIAL CLASS
without EBB Rider..........................................  $261.98   $  805.12   $1,374.93   $2,850.81
with EBB Rider.............................................  $292.10   $  894.98   $1,523.68   $3,215.78
MAINSTAY VP EQUITY INCOME--INITIAL CLASS
without EBB Rider..........................................  $287.07   $  880.02   $1,498.99   $3,088.63
with EBB Rider.............................................  $317.13   $  969.23   $1,645.85   $3,450.87
MAINSTAY VP GOVERNMENT--INITIAL CLASS
without EBB Rider..........................................  $253.93   $  781.02   $1,334.90   $2,773.49
with EBB Rider.............................................  $284.08   $  871.14   $1,484.30   $3,139.22
MAINSTAY VP GROWTH EQUITY--INITIAL CLASS
without EBB Rider..........................................  $245.86   $  756.89   $1,294.71   $2,695.44
with EBB Rider.............................................  $276.05   $  847.20   $1,444.72   $3,062.00
MAINSTAY VP HIGH YIELD CORPORATE BOND--INITIAL CLASS
without EBB Rider..........................................  $254.93   $  784.04   $1,339.93   $2,783.22
with EBB Rider.............................................  $285.09   $  874.12   $1,489.24   $3,148.85
MAINSTAY VP INDEXED EQUITY--INITIAL CLASS
without EBB Rider..........................................  $232.78   $  717.54   $1,229.05   $2,567.21
with EBB Rider.............................................  $263.01   $  808.25   $1,380.12   $2,935.10
MAINSTAY VP INTERNATIONAL EQUITY--INITIAL CLASS
without EBB Rider..........................................  $306.11   $  936.60   $1,592.25   $3,265.22
with EBB Rider.............................................  $336.13   $1,025.30   $1,737.67   $3,625.36
MAINSTAY VP MID CAP CORE--INITIAL CLASS
without EBB Rider..........................................  $329.14   $1,004.70   $1,703.99   $3,474.34
with EBB Rider.............................................  $359.07   $1,092.74   $1,847.64   $3,831.86
MAINSTAY VP MID CAP GROWTH--INITIAL CLASS
without EBB Rider..........................................  $305.11   $  933.65   $1,587.38   $3,256.00
with EBB Rider.............................................  $335.13   $$1,022.34  $1,732.85   $3,616.25
MAINSTAY VP SMALL CAP GROWTH--INITIAL CLASS
without EBB Rider..........................................  $324.15   $  989.94   $1,679.82   $3,429.30
with EBB Rider.............................................  $354.09   $1,078.13   $1,823.88   $3,787.43
MAINSTAY VP TOTAL RETURN--INITIAL CLASS
without EBB Rider..........................................  $255.92   $  787.06   $1,344.93   $2,792.93
with EBB Rider.............................................  $286.09   $  877.11   $1,494.18   $3,158.46
MAINSTAY VP VALUE--INITIAL CLASS
without EBB Rider..........................................  $259.96   $  799.09   $1,364.83   $2,831.59
with EBB Rider.............................................  $290.11   $  889.05   $1,513.88   $3,196.73
MAINSTAY VP AMERICAN CENTURY INCOME & GROWTH--INITIAL CLASS
without EBB Rider..........................................  $287.07   $  880.02   $1,498.99   $3,088.63
with EBB Rider.............................................  $317.13   $  969.23   $1,645.85   $3,450.87
MAINSTAY VP DREYFUS LARGE COMPANY VALUE--INITIAL CLASS
without EBB Rider..........................................  $293.10   $  897.92   $1,528.54   $3,144.77
with EBB Rider.............................................  $323.12   $  986.94   $1,674.91   $3,506.34
MAINSTAY VP EAGLE ASSET MANAGEMENT GROWTH EQUITY--INITIAL
  CLASS
without EBB Rider..........................................  $276.02   $  847.11   $1,444.57   $2,984.77
with EBB Rider.............................................  $306.12   $  936.02   $1,592.28   $3,348.19
MAINSTAY VP LORD ABBETT DEVELOPING GROWTH--INITIAL CLASS
without EBB Rider..........................................  $305.11   $  933.65   $1,587.38   $3,260.00
with EBB Rider.............................................  $335.13   $1,022.34   $1,732.85   $3,616.25
ALGER AMERICAN SMALL CAPITALIZATION--CLASS O SHARES
without EBB Rider..........................................  $292.09   $  894.95   $1,523.63   $3,135.46
with EBB Rider.............................................  $322.12   $  984.01   $1,670.09   $3,497.13

INVESTMENT DIVISION                                           1 YR       3 YR        5 YR        10 YR
-------------------                                          -------   ---------   ---------   ---------
CALVERT SOCIAL BALANCED
without EBB Rider..........................................  $286.07   $  877.03   $1,494.04   $3,079.23
with EBB Rider.............................................  $316.13   $  966.28   $1,641.01   $3,441.50
DREYFUS IP TECHNOLOGY GROWTH--INITIAL SHARES
without EBB Rider..........................................  $284.06   $  871.07   $1,484.19   $3,060.43
with EBB Rider.............................................  $314.12   $  960.34   $1,631.26   $3,422.99
FIDELITY(R) VIP CONTRAFUND(R)--INITIAL CLASS
without EBB Rider..........................................  $262.97   $  808.13   $1,379.94   $2,860.51
with EBB Rider.............................................  $293.10   $  897.96   $1,528.61   $3,225.28
FIDELITY(R) VIP EQUITY-INCOME--INITIAL CLASS
without EBB Rider..........................................  $251.92   $  775.00   $1,324.67   $2,754.05
with EBB Rider.............................................  $282.07   $  865.16   $1,474.43   $3,120.00
JANUS ASPEN SERIES BALANCED--INSTITUTIONAL SHARES
without EBB Rider..........................................  $261.96   $  805.12   $1,374.93   $2,850.91
with EBB Rider.............................................  $292.10   $  894.98   $1,523.88   $3,215.78
JANUS ASPEN SERIES WORLDWIDE GROWTH--INSTITUTIONAL SHARES
without EBB Rider..........................................  $264.99   $  814.13   $1,389.90   $2,879.77
with EBB Rider.............................................  $295.10   $  903.93   $1,538.44   $3,244.34
MFS(R) INVESTORS TRUST SERIES--INITIAL CLASS
without EBB Rider..........................................  $283.05   $  868.07   $1,479.22   $3,050.98
with EBB Rider.............................................  $313.12   $  957.37   $1,626.38   $3,413.67
MFS(R) RESEARCH SERIES--INITIAL CLASS
without EBB Rider..........................................  $282.05   $  865.07   $1,474.31   $3,041.57
with EBB Rider.............................................  $312.12   $  954.41   $1,621.53   $3,404.36
T. ROWE PRICE EQUITY INCOME
without EBB Rider..........................................  $280.05   $  859.10   $1,464.41   $3,022.69
with EBB Rider.............................................  $310.13   $  948.50   $1,611.82   $3,385.72
VAN ECK WORLDWIDE HARD ASSETS
without EBB Rider..........................................  $318.14   $  972.20   $1,650.72   $3,374.85
with EBB Rider.............................................  $348.09   $1,060.52   $1,795.19   $3,733.70
VAN KAMPEN UIF EMERGING MARKETS EQUITY--CLASS I
without EBB Rider..........................................  $388.01   $1,177.35   $1,984.80   $3,988.25
with EBB Rider.............................................  $417.76   $1,263.81   $2,124.10   $4,338.70

     On page 8, delete Question 2.

     On page 9, delete Questions 5, 6 and 7.

     On page 10, in Question 14, replace "December 31, 2001" with "December 31, 2002."

     On page 10, in the first paragraph in Question 14, delete 0.16% and replace it with -0.57%.

     On page 10, in the second paragraph in Question 14, add "--Initial Class" after the Investment Division names.

     On page 10, in the second paragraph in Question 14, delete "2.41%, 8.07% and 3.25%" and replace it with 1.17%, 8.92% and 2.09%, respectively.

     On pages 12 and 13, delete the "AVERAGE ANNUAL TOTAL RETURN" chart and replace it with the following:

                          AVERAGE ANNUAL TOTAL RETURN
                     (FOR PERIODS ENDED DECEMBER 31, 2002)

                                                            MAINSTAY VP                                             MAINSTAY VP
                                         MAINSTAY VP          CAPITAL         MAINSTAY VP        MAINSTAY VP          EQUITY
                                            BOND           APPRECIATION           CASH           CONVERTIBLE          INCOME
       INVESTMENT DIVISIONS:           --INITIAL CLASS    --INITIAL CLASS      MANAGEMENT      --INITIAL CLASS    --INITIAL CLASS
       ---------------------           ---------------    ---------------     -----------      ---------------    ---------------
     PORTFOLIO INCEPTION DATE:           1/23/84            1/29/93           1/29/93            10/1/96            7/2/01
-----------------------------------
INVESTMENT DIVISION INCEPTION DATE:
-----------------------------------        3/13/00            3/13/00           3/13/00            3/13/00            7/6/01
AVERAGE ANNUAL TOTAL RETURN
1 Year.............................          7.80%            -31.89%            -0.20%             -9.32%            -15.89%
3 Year.............................          7.84%            -23.22%             2.14%             -6.52%                 --
5 Year.............................          5.50%             -5.32%             2.66%              3.29%                 --
10 Year............................          5.59%                 --                --                 --                 --
Since Portfolio Inception..........          7.62%              4.96%             2.77%              5.32%            -11.94%
Since Investment Division
  Inception*.......................          8.62%            -24.01%             1.81%             -8.79%            -12.51%


                                                                                 MAINSTAY VP
                                                                                 HIGH YIELD        MAINSTAY VP       MAINSTAY VP
                                             MAINSTAY VP       MAINSTAY VP        CORPORATE          INDEXED        INTERNATIONAL
                                             GOVERNMENT       GROWTH EQUITY         BOND             EQUITY            EQUITY
             INVESTMENT DIVISIONS:         --INITIAL CLASS   --INITIAL CLASS   --INITIAL CLASS   --INITIAL CLASS   --INITIAL CLASS
             ---------------------         ---------------   ---------------   ---------------   ---------------   ---------------
           PORTFOLIO INCEPTION DATE:         1/29/93           1/23/84           5/1/95            1/29/93           5/1/95
       ---------------------------------
       INVESTMENT DIVISION INCEPTION DATE:
       -----------------------------------      3/13/000          3/13/000          3/13/000
                                               >                 >
       AVERAGE ANNUAL TOTAL RETURN
       1 Year............................          8.16%           -25.42%             0.49%           -23.41%            -5.88%
       3 Year............................          7.86%           -16.63%            -1.28%           -16.05%           -13.70%
       5 Year............................          5.45%            -1.55%             1.57%            -2.30%            -0.34%
       10 Year...........................             --             7.22%                --                --                --
       Since Portfolio Inception.........          5.09%             8.36%             5.53%             7.27%             2.10%
       Since Investment Division
         Inception*......................          7.87%           -19.64%            -1.40%           -16.56%           -11.45%

           PORTFOLIO INCEPTION DATE:        7/2/01            7/2/01            7/2/01            1/29/93           5/1/95
       ---------------------------------
       AVERAGE ANNUAL TOTAL RETURN
       1 Year......................             -14.27%           -29.69%           -27.54%           -17.85%           -22.27%
       3 Year......................                  --                --                --           -12.05%            -5.12%
       5 Year......................                  --                --                --            -0.37%            -2.88%
       10 Year.....................                  --                --                --                --                --
       Since Portfolio Inception...             -13.73%           -25.77%           -22.13%             5.50%             5.11%
       Since Investment Division
         Inception*................             -13.25%           -14.60%           -21.64%           -14.92%            -6.20%

           PORTFOLIO INCEPTION DATE:        5/1/98            5/1/98            5/1/98
       ---------------------------------
       AVERAGE ANNUAL TOTAL RETURN
       1 Year......................             -20.76%           -24.05%           -29.32%
       3 Year......................             -14.39%            -9.17%           -19.86%
       5 Year......................                  --                --                --
       10 Year.....................                  --                --                --
       Since Portfolio Inception...              -4.96%            -4.61%            -0.45%
       Since Investment Division
         Inception*................             -15.42%           -11.07%           -20.40%

                                             MAINSTAY VP          ALGER
                                             LORD ABBETT         AMERICAN                           DREYFUS IP
                                             DEVELOPING           SMALL                             TECHNOLOGY      FIDELITY(R) VIP
                                               GROWTH         CAPITALIZATION    CALVERT SOCIAL        GROWTH         CONTRAFUND(R)
             INVESTMENT DIVISIONS:         --INITIAL CLASS   --CLASS O SHARES      BALANCED      --INITIAL SHARES   --INITIAL CLASS
             ---------------------         ---------------   ----------------   --------------   ----------------   ---------------
           PORTFOLIO INCEPTION DATE:         5/1/98            9/21/88            9/2/86           8/31/99            1/3/95
       ---------------------------------
       INVESTMENT DIVISION INCEPTION DATE:
       -----------------------------------     3/13/0000      3/13/003/000  3/13/00 3/13/
                                               >               C>>
       AVERAGE ANNUAL TOTAL RETURN
       1 Year............................        -30.08%           -27.36%           -13.50%           -40.34%            -10.74%
       3 Year............................        -20.20%           -28.77%            -8.91%           -34.39%            -10.83%
       5 Year............................             --           -10.30%            -0.88%                --              2.13%
       10 Year...........................             --            -0.26%             4.97%                --                 --
       Since Portfolio Inception.........        -10.25%             6.83%             6.21%           -21.96%             10.55%
       Since Investment Division
         Inception*......................        -20.15%           -27.53%           -11.25%           -22.86%             -9.71%

           PORTFOLIO INCEPTION DATE:        10/9/86           9/13/93           9/13/93           10/9/95           7/26/95
       ---------------------------------
       AVERAGE ANNUAL TOTAL RETURN
       1 Year......................             -18.23%            -7.88%           -26.65%           -22.18%           -25.70%
       3 Year......................              -6.52%            -5.95%           -22.52%           -14.13%           -18.58%
       5 Year......................              -1.22%             6.56%            -0.88%            -4.33%            -4.76%
       10 Year.....................               8.11%                --           --                     --                --
       Since Portfolio Inception...               8.25%            10.16%             8.70%             4.06%             2.80%
       Since Investment Division
         Inception*................              -7.66%            -4.56%           -22.55%           -16.79%           -23.18%

           PORTFOLIO INCEPTION DATE:       3/31/94         9/1/89        10/1/96
       ---------------------------------
       AVERAGE ANNUAL TOTAL RETURN
       1 Year......................            -14.46%         -4.34%       -10.30%
       3 Year......................             -1.65%         -2.56%       -20.93%
       5 Year......................              0.72%         -5.59%        -6.58%
       10 Year.....................                 --          3.45%            --
       Since Portfolio Inception...              9.27%          1.11%        -5.85%
       Since Investment Division
         Inception*................             -2.13%         -5.38%       -23.75%

     -----------------

     * Performance is calculated as of the initial date a deposit was received in the Investment Division.

     On page 14, in Question 16, delete the reference and address under the section titled "PREMIUM PAYMENTS."

     On page 14, replace the paragraph under the section entitled "FINANCIAL STATEMENTS" with the following:

     The balance sheet of NYLIAC as of December 31, 2002 and 2001 and the statements of income, of stockholder's equity and of cash flows for each of the three years in the period ended December 31, 2002 (including the report of independent accountants) and the Separate Account statement of assets and liabilities as of December 31, 2002 and the statement of operations, statement of changes in net assets and the financial highlights for each of the periods indicated in the Financial Statements (including the report of independent accountants) are included in the Statement of Additional Information. The independent accountants are PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, NY 10036.

     On page 15, replace the chart entitled "CONDENSED FINANCIAL INFORMATION" with the following:

                        CONDENSED FINANCIAL INFORMATION

     The following Accumulation Unit values and the number of Accumulation Units outstanding for each Investment Division for each fiscal year ended December 31 presented below are derived from the financial statements audited by PricewaterhouseCoopers LLP, independent accountants, included in the Statement of Additional Information. Values and units shown are for full year periods beginning January 1* except where indicated.

                                                             MAINSTAY VP
                               MAINSTAY VP BOND--       CAPITAL APPRECIATION--        MAINSTAY VP CASH
                                 INITIAL CLASS              INITIAL CLASS                MANAGEMENT
                            ------------------------   ------------------------   ------------------------
                             2002     2001     2000     2002     2001     2000     2002     2001     2000
                            ------   ------   ------   ------   ------   ------   ------   ------   ------
Accumulation Unit value
 (beginning of period)....  $11.43   $10.62   $10.00   $ 7.17   $ 9.48   $10.00   $ 1.05   $ 1.03   $ 1.00
Accumulation Unit value
 (end of period)..........  $12.32   $11.43   $10.62   $ 4.88   $ 7.17   $ 9.48   $ 1.05   $ 1.05   $ 1.03
Number of units
 outstanding (in 000s)
 (end of period)..........     170       96       16      174      186      123   25,991   15,454    4,074

                                  MAINSTAY VP            MAINSTAY VP            MAINSTAY VP
                                 CONVERTIBLE--         EQUITY INCOME--          GOVERNMENT--
                                 INITIAL CLASS          INITIAL CLASS          INITIAL CLASS
                            ------------------------   ----------------   ------------------------
                             2002     2001     2000     2002    2001(A)    2002     2001     2000
                            ------   ------   ------   ------   -------   ------   ------   ------
Accumulation Unit value
 (beginning of period)....  $ 8.71   $ 9.04   $10.00   $ 9.78   $10.00    $11.13   $10.60   $10.00
Accumulation Unit value
 (end of period)..........  $ 7.89   $ 8.71   $ 9.04   $ 8.23   $ 9.78    $12.04   $11.13   $10.60
Number of units
 outstanding (in 000s)
 (end of period)..........     209      199      150       67       11       287      128       27

                                         MAINSTAY VP                MAINSTAY VP                MAINSTAY VP
                                       GROWTH EQUITY--          HIGH YIELD CORPORATE         INDEXED EQUITY--
                                        INITIAL CLASS           BOND-- INITIAL CLASS          INITIAL CLASS
                                   ------------------------   ------------------------   ------------------------
                                    2002     2001     2000     2002     2001     2000     2002     2001     2000
                                   ------   ------   ------   ------   ------   ------   ------   ------   ------
Accumulation Unit value
 (beginning of period)...........  $ 7.65   $ 9.37   $10.00   $ 9.60   $ 9.29   $10.00   $ 8.14   $ 9.40   $10.00
Accumulation Unit value
 (end of period).................  $ 5.71   $ 7.65   $ 9.37   $ 9.65   $ 9.60   $ 9.29   $ 6.23   $ 8.14   $ 9.40
Number of units outstanding
 (in 000s) (end of period).......     219      230      139      255      149       85      250      224      135

                                                                                   MAINSTAY VP
                                         MAINSTAY VP            MAINSTAY VP          MID CAP
                                    INTERNATIONAL EQUITY--     MID CAP CORE--        GROWTH--
                                        INITIAL CLASS          INITIAL CLASS      INITIAL CLASS
                                   ------------------------   ----------------   ----------------
                                    2002     2001     2000     2002    2001(A)    2002    2001(A)
                                   ------   ------   ------   ------   -------   ------   -------
Accumulation Unit value
 (beginning of period)...........  $ 7.92   $ 9.35   $10.00   $10.00   $10.00    $11.65   $10.00
Accumulation Unit value
 (end of period).................  $ 7.45   $ 7.92   $ 9.35   $ 8.67   $10.00    $ 8.19   $11.65
Number of units outstanding
 (in 000s) (end of period).......      34       32       18        8        0        17        5

                              MAINSTAY VP
                               SMALL CAP                                                               MAINSTAY VP AMERICAN
                                GROWTH--          MAINSTAY VP TOTAL         MAINSTAY VP VALUE--         CENTURY INCOME AND
                             INITIAL CLASS      RETURN-- INITIAL CLASS         INITIAL CLASS          GROWTH-- INITIAL CLASS
                            ----------------   ------------------------   ------------------------   ------------------------
                             2002    2001(A)    2002     2001     2000     2002     2001     2000     2002     2001     2000
                            ------   -------   ------   ------   ------   ------   ------   ------   ------   ------   ------
Accumulation Unit value
 (beginning of period)....  $ 9.76   $10.00    $ 8.09   $ 9.20   $10.00   $10.92   $11.04   $10.00   $ 8.29   $ 9.21   $10.00
Accumulation Unit value
 (end of period)..........  $ 7.07   $ 9.76    $ 6.64   $ 8.09   $ 9.20   $ 8.49   $10.92   $11.04   $ 6.57   $ 8.29   $ 9.21
Number of units
 outstanding
 (in 000s) (end of
 period)..................      38       28       278      302      297      106       73       22       32        9       17

                                                          MAINSTAY VP EAGLE
                              MAINSTAY VP DREYFUS          ASSET MANAGEMENT
                             LARGE COMPANY VALUE--         GROWTH EQUITY--
                                 INITIAL CLASS              INITIAL CLASS
                            ------------------------   ------------------------
                             2002     2001     2000     2002     2001     2000
                            ------   ------   ------   ------   ------   ------
Accumulation Unit value
 (beginning of period)....  $ 9.86   $10.49   $10.00   $ 7.81   $ 9.51   $10.00
Accumulation Unit value
 (end of period)..........  $ 7.49   $ 9.86   $10.49   $ 5.52   $ 7.81   $ 9.51
Number of units
 outstanding
 (in 000s) (end of
 period)..................      41       34       17       87       69       55

                                                                                                                DREYFUS IP
                                MAINSTAY VP LORD         ALGER AMERICAN SMALL                                   TECHNOLOGY
                               ABBOTT DEVELOPING           CAPITALIZATION--                                      GROWTH--
                             GROWTH-- INITIAL CLASS         CLASS O SHARES        CALVERT SOCIAL BALANCED     INITIAL SHARES
                            ------------------------   ------------------------   ------------------------   ----------------
                             2002     2001     2000     2002     2001     2000     2002     2001     2000     2002    2001(A)
                            ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   -------
Accumulation Unit value
 (beginning of period)....  $ 8.33   $ 9.13   $10.00   $ 5.94   $ 8.59   $10.00   $ 8.57   $ 9.36   $10.00   $12.03   $10.00
Accumulation Unit value
 (end of period)..........  $ 5.83   $ 8.33   $ 9.13   $ 4.31   $ 5.94   $ 8.56   $ 7.42   $ 8.57   $ 9.36   $ 7.18   $12.03
Number of units
 outstanding
 (in 000s) (end of
 period)..................      19        6        9       97       87       69       15       11       11       22        2


                                FIDELITY(R) VIP
                                CONTRAFUND(R)--        FIDELITY(R) VIP EQUITY-
                                 INITIAL CLASS          INCOME-- INITIAL CLASS
                            ------------------------   ------------------------
                             2002     2001     2000     2002     2001     2000
                            ------   ------   ------   ------   ------   ------
Accumulation Unit value
 (beginning of period)....  $ 8.58   $ 9.93   $10.00   $ 9.97   $10.65   $10.00
Accumulation Unit value
 (end of period)..........  $ 7.66   $ 8.58   $ 9.93   $ 8.15   $ 9.97   $10.65
Number of units
 outstanding
 (in 000s) (end of
 period)..................     128      103       46       77       53       27

                                     JANUS ASPEN SERIES         JANUS ASPEN SERIES
                                         BALANCED--             WORLDWIDE GROWTH--       MFS(R) INVESTORS TRUST
                                    INSTITUTIONAL SHARES       INSTITUTIONAL SHARES      SERIES-- INITIAL CLASS
                                  ------------------------   ------------------------   ------------------------
                                   2002     2001     2000     2002     2001     2000     2002     2001     2000
                                  ------   ------   ------   ------   ------   ------   ------   ------   ------
Accumulation Unit value
 (beginning of period)..........  $ 9.61   $10.24   $10.00   $ 7.00   $ 9.16   $10.00   $ 8.07   $ 9.75   $10.00
Accumulation Unit value
 (end of period)................  $ 8.85   $ 9.61   $10.24   $ 5.13   $ 7.00   $ 9.16   $ 6.28   $ 8.07   $ 9.75
Number of units outstanding
 (in 000s) (end of period)......     283      264      160      199      159      127       41       29       11


                                  MFS(R) RESEARCH SERIES--     T. ROWE PRICE EQUITY
                                       INITIAL CLASS             INCOME PORTFOLIO
                                  ------------------------   ------------------------
                                   2002     2001     2000     2002     2001     2000
                                  ------   ------   ------   ------   ------   ------
Accumulation Unit value
 (beginning of period)..........  $ 6.87   $ 8.86   $10.00   $11.07   $11.08   $10.00
Accumulation Unit value
 (end of period)................  $ 5.10   $ 6.87   $ 8.86   $ 9.47   $11.07   $11.08
Number of units outstanding
 (in 000s) (end of period)......      53       55       66      110       81       13

                                       VAN ECK WORLDWIDE       VAN KAMPEN UIF EMERGING
                                          HARD ASSETS          MARKETS EQUITY-- CLASS I
                                    ------------------------   ------------------------
                                     2002     2001     2000     2002     2001     2000
                                    ------   ------   ------   ------   ------   ------
Accumulation Unit value
 (beginning of period)............  $ 9.24   $10.48   $10.00   $ 5.72   $ 6.21   $10.00
Accumulation Unit value
 (end of period)..................  $ 8.83   $ 9.24   $10.48   $ 5.12   $ 5.72   $ 6.21
Number of units outstanding
 (in 000s) (end of period)........       6        3        2       21    1,019        6

------------
 *  The policies were first offered on March 13, 2000.

(a) For the period July 6, 2001 (commencement of operations) through December 31, 2001.

     On page 16, in the second paragraph, replace the second sentence with "NYLIAC held assets of $45 billion at the end of 2002."

     On page 17, replace the chart with the following:


FUND                                   INVESTMENT ADVISERS                 ELIGIBLE PORTFOLIOS
                                       -                                   -
MainStay VP Series Fund, Inc.          New York Life Investment            MainStay VP Bond--Initial Class
                                       Management LLC                      MainStay VP Capital Appreciation--Initial Class
                                                                           MainStay VP Cash Management
                                                                           MainStay VP Convertible--Initial Class
                                                                           MainStay VP Equity Income--Initial Class
                                                                           MainStay VP Government--Initial Class
                                                                           MainStay VP Growth Equity--Initial Class
                                                                           MainStay VP High Yield Corporate Bond--
                                                                             Initial Class
                                                                           MainStay VP Indexed Equity--Initial Class
                                                                           MainStay VP International Equity--Initial Class
                                                                           MainStay VP Mid Cap Core--Initial Class
                                                                           MainStay VP Mid Cap Growth--Initial Class
                                                                           MainStay VP Small Cap Growth--Initial Class
                                                                           MainStay VP Total Return--Initial Class
                                                                           MainStay VP Value--Initial Class
                                                                           MainStay VP American Century Income & Growth--
                                                                             Initial Class
                                                                           MainStay VP Dreyfus Large Company Value--
                                                                             Initial Class
                                                                           MainStay VP Eagle Asset Management Growth
                                                                             Equity--Initial Class
                                                                           MainStay VP Lord Abbett Developing Growth--
                                                                             Initial Class
-----------------------------------------------------------------------------------------------------------------------------
The Alger American Fund                Fred Alger Management, Inc.         Alger American Small Capitalization--Class O
                                                                           Shares
-----------------------------------------------------------------------------------------------------------------------------
Calvert Variable Series, Inc.          Calvert Asset Management Company,   Calvert Social Balanced
                                       Inc.
-----------------------------------------------------------------------------------------------------------------------------
Dreyfus Investment Portfolios          The Dreyfus Corporation             Dreyfus IP Technology Growth--Initial Shares
-----------------------------------------------------------------------------------------------------------------------------
Fidelity Variable Insurance Products   Fidelity Management and Research    Fidelity(R) VIP Contrafund(R)--Initial Class
Fund                                   Company                             Fidelity(R) VIP Equity-Income--Initial Class
-----------------------------------------------------------------------------------------------------------------------------
Janus Aspen Series                     Janus Capital Management LLC        Janus Aspen Series Balanced--Institutional Shares
                                                                           Janus Aspen Series Worldwide Growth--
                                                                             Institutional Shares
-----------------------------------------------------------------------------------------------------------------------------
MFS(R) Variable Insurance Trust(SM)    MFS(R) Investment Management        MFS(R) Investors Trust Series--Initial Class
                                                                           MFS(R) Research Series--Initial Class
-----------------------------------------------------------------------------------------------------------------------------
The Universal Institutional Funds,     Van Kampen*                         Van Kampen UIF Emerging Markets Equity--Class I
Inc.
-----------------------------------------------------------------------------------------------------------------------------
T. Rowe Price Equity Series, Inc.      T. Rowe Price Associates, Inc.      T. Rowe Price Equity Income Portfolio
-----------------------------------------------------------------------------------------------------------------------------
Van Eck Worldwide Insurance Trust      Van Eck Associates Corporation      Van Eck Worldwide Hard Assets

* Morgan Stanley Investment Management Inc., the investment adviser of the Van Kampen UIF Emerging Markets Equity Portfolio, does business in certain instances as Van Kampen.

     On page 18, under the section titled "THE POLICIES," delete the first two sentences in the first paragraph and replace them with: "This flexible premium policy is issued on the lives of individual Annuitants."

     On page 19, in the chart, delete the column for "LIFESTAGES VARIABLE ANNUITY" and replace it with the following:

---------------------------------------------
                     LIFESTAGES(R) ESSENTIALS
                         VARIABLE ANNUITY
---------------------------------------------
Surrender Charge     7 Years (7%, 7%, 7%,
Period               6%, 6%, 5%, 4% --
                     based on
                     each premium
                     payment date)
---------------------------------------------
DCA Advantage Plan   Yes (6, 12, 18 month
                     accounts)
---------------------------------------------
Interest Sweep       Yes
---------------------------------------------
Premium Credit       No
---------------------------------------------
Fixed Account        Yes:
                     - One-Year Fixed Account
                     - Three-Year Fixed
                       Account
---------------------------------------------
Death Benefit        Annual reset to
Guarantee            age 80
---------------------------------------------
Total Separate       1.45%
Account Charges
(mortality and
expense risk and
administration
fees)
---------------------------------------------
Annual Policy        $30
Service Charge
---------------------------------------------
Minimum Cash Value   $50,000
Required to Waive
Annual Policy
Service Charge
---------------------------------------------

     On page 20, delete the sections entitled "POLICY APPLICATION AND PREMIUM PAYMENTS," "PAYMENTS RETURNED FOR INSUFFICIENT FUNDS," "YOUR RIGHT TO CANCEL ("FREE LOOK")" AND "ISSUE AGES."

     On page 21, delete the section entitled "(a) Limits on Transfers" and replace it with the following:

     (a) Limits on Transfers.

     Your right to make transfers under the policy is subject to modification if we determine, in our sole opinion, that the exercise of that right will disadvantage or potentially hurt the rights or interests of other policyowners. Any modification could be applied to transfers to or from some or all of the Investment Divisions and could include, but not be limited to, not accepting a transfer request from you or any person, asset allocation and/or market timing services made on your behalf and/or limiting the amount that may be transferred into or out of any Investment Division at any one time. Such restrictions may be applied in any manner reasonably designed to prevent any use of the transfer right which we consider to be to the actual or potential disadvantage of other policyowners.

     Currently we reserve the right to reject, without prior notice, transfer requests into or out of any Investment Division if the amount of the request (either alone or when combined with amounts from other policies owned by or under the control of the same individual or entity) would exceed $500,000.

     Also, if you or someone acting on your behalf requests more than two transfers into or out of one or more Investment Divisions within any 30-day period, and/or requests one or more transfers of sums in excess of the $500,000 limit described above, we currently reserve the right to require that all subsequent transfer requests for your policy be made through the U.S. mail or an overnight courier. We will provide you with written notice prior to implementing this limitation.

     In addition, orders for the purchase of portfolio shares are subject to acceptance by the relevant Fund. We reserve the right to reject, without prior notice, any transfer request into an Investment Division if the purchase of shares in the corresponding portfolio is not accepted for any reason.

     On page 22, under the sections entitled "VSC" and "IVR," delete each bullet that reads "change the allocation of future premium payments."

     On page 24, under the section entitled "ACCUMULATION PERIOD," delete section "(A) CREDITING OF PREMIUM PAYMENTS."

     On page 30, delete the section entitled "OUR RIGHT TO CANCEL."

     On page 31, under the section entitled "(A) ELECTION OF INCOME PAYMENTS," in the first paragraph after the second sentence, add the following:

        "A lump sum may not be made prior to the maturity date listed on the Policy Data Page of your policy."

     On page 32, replace the section entitled DELAY OF PAYMENTS with the following:

          "DELAY OF PAYMENTS

             We will pay any amounts due from the Separate Account under the policy within seven days of the date NYLIAC receives all documents (including documents necessary to comply with federal and state tax law) in connection with a request.

        Situations where payment may be delayed:

          1. We may delay payment of any amounts due from the Separate Account under the policy and transfers among Investment Divisions from the Separate Account to the Fixed Account during any period that:

             (a) The New York Stock Exchange ("NYSE") is closed for other than usual weekends or holidays, trading is restricted by the Securities and Exchange Commission ("SEC"); or the SEC declares that an emergency exists;

             (b) The SEC, by order, permits us to delay payment in order to protect our policyowners; or

             (c) The check used to pay the premium has not cleared through the banking system. This may take up to 15 days.

          2. We may delay payment of any amount due from the Fixed Account. When permitted by law, we may defer payment of any partial withdrawal or full surrender request for up to six months from the date of surrender from the Fixed Account. We will pay interest of at least 3.5% per year on any partial withdrawal or full surrender request deferred for 30 days or more.

          3. Federal laws made to combat terrorism and prevent money laundering by criminals might, in certain circumstances, require us to reject a premium payment and/or "freeze" a policy. If these laws apply in a particular policy(ies), we would not be allowed to pay any request for transfers, partial withdrawals, surrenders or death benefits. If a policy or an account is frozen, the Accumulation Value would be moved to a special segregated interest-bearing account and held in that account until instructions are received from the appropriate federal regulator."

     On page 34, at the end of the fourth paragraph in the section entitled TAXATION OF ANNUITIES IN GENERAL, add the following:

        On the other hand, upon a full surrender of a Non-Qualified Policy, if the "investment in the contract" exceeds the Accumulation Value (less any surrender charges), the loss is treated as an ordinary loss for federal income tax purposes. However, limitations may apply to the amount of the loss that may be deductible. The IRS has not issued any official guidance as to the manner in which a loss on the surrender of an annuity policy may be reported for income tax purposes, including whether it must be treated as a miscellaneous itemized deduction.

     On page 37, the Table of Contents for the Statement of Additional Information ("SAI"),

        1. Add "--Initial Class" after MainStay VP Government, MainStay VP High Yield Corporate Bond, and MainStay VP Bond.

        2. Change section entitled "Experts" to "Financial Statements."

        3. Change date reference on the page to May 1, 2003.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                      STATEMENT OF ADDITIONAL INFORMATION

                                  MAY 1, 2003
                                      FOR

                     LIFESTAGES(R) ACCESS VARIABLE ANNUITY
                                      FROM
                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
                                  INVESTING IN
                  NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

     This Statement of Additional Information ("SAI") is not a prospectus. This SAI contains information that expands upon subjects discussed in the LifeStages(R) Access Variable Annuity Prospectus dated May 1, 2002 and Supplement dated May 1, 2003. You should read the SAI in conjunction with the LifeStages(R) Access Variable Annuity Prospectus and Supplement. You may obtain a copy of the Supplemented Prospectus by calling 800-598-2019 or writing to NYLIAC Variable Products Service Center, Madison Square Station, P.O. Box 922, New York, NY 10159. Terms used but not defined in this SAI have the same meaning as in the May 1, 2002 LifeStages(R) Access Variable Annuity Prospectus, as supplemented on May 1, 2003.

                               TABLE OF CONTENTS*

                                                              PAGE
                                                              ----
THE POLICIES (18)...........................................    2
     Valuation of Accumulation Units (24)...................    2
INVESTMENT PERFORMANCE CALCULATIONS.........................    2
     MainStay VP Cash Management Investment Division........    2
     MainStay VP Government -- Initial Class, MainStay VP
       High Yield Corporate Bond -- Initial Class and
       MainStay VP Bond -- Initial Class Investment Division
       Yields...............................................    3
     Average Annual Total Return............................    3
ANNUITY PAYMENTS............................................    4
GENERAL MATTERS.............................................    4
FEDERAL TAX MATTERS (33)....................................    4
     Taxation of New York Life Insurance and Annuity
       Corporation..........................................    4
     Tax Status of the Policies.............................    4
DISTRIBUTOR OF THE POLICIES.................................    5
SAFEKEEPING OF SEPARATE ACCOUNT ASSETS......................    6
STATE REGULATION............................................    6
RECORDS AND REPORTS.........................................    6
LEGAL PROCEEDINGS...........................................    6
FINANCIAL STATEMENTS........................................    6
OTHER INFORMATION...........................................    7
FINANCIAL STATEMENTS........................................  F-1

------------
* (Numbers in parentheses refer to page numbers of corresponding sections of the May 1, 2002 LifeStages(R) Access Variable Annuity Prospectus as supplemented on May 1, 2003.)

                                  THE POLICIES

     The following provides additional information about the policies and supplements the description in the Prospectus.

     VALUATION OF ACCUMULATION UNITS

     Accumulation Units are valued separately for each Investment Division of the Separate Account. The method used for valuing Accumulation Units in each Investment Division is the same. We arbitrarily set the value of each Accumulation Unit as of the date operations began for the Investment Division. Thereafter, the value of an Accumulation Unit of an Investment Division for any Business Day equals the value of an Accumulation Unit in that Investment Division as of the immediately preceding Business Day multiplied by the "Net Investment Factor" for that Investment Division for the current Business Day.

     We determine the Net Investment Factor for each Investment Division for any period from the close of the preceding Business Day to the close of the current Business Day (the "Valuation Period") by the following formula:

                                   (a/b) - c

Where: a = the result of:

          (1) the net asset value per share of the Eligible Portfolio shares held in the Investment Division determined at the end of the current Valuation Period, plus

          (2) the per share amount of any dividend or capital gain distribution made by the Eligible Portfolio for shares held in the Investment Division if the "ex-dividend" date occurs during the current Valuation Period;

         b = the net asset value per share of the Eligible Portfolio shares held in the Investment Division determined as of the end of the immediately preceding Valuation Period; and

         c = a factor representing the charge deducted from the applicable
             Investment Division on a daily basis. Such factor is equal, on an annual basis, to 1.55% annualized of the daily average Variable Accumulation Value of the Separate Account. (See "Separate Account Charge" in the Prospectus.)

     The Net Investment Factor may be greater or less than one. Therefore, the value of an Accumulation Unit in an Investment Division may increase or decrease from Valuation Period to Valuation Period.

                      INVESTMENT PERFORMANCE CALCULATIONS

     MAINSTAY VP CASH MANAGEMENT INVESTMENT DIVISION

     NYLIAC calculates the MainStay VP Cash Management Investment Division's current annualized yield for a seven-day period in a manner which does not take into consideration any realized or unrealized gains or losses on shares of the MainStay VP Cash Management Portfolio or on its portfolio securities. This current annualized yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation) in the value of a hypothetical account having a balance of one unit of the MainStay VP Cash Management Investment Division at the beginning of such seven-day period, dividing such net change in account value by the value of the account at the beginning of the period to determine the base period return and annualizing this quotient on a 365-day basis. The net change in account value reflects the deductions for the administration fee and the mortality and expense risk charge, and income and expenses accrued during the period. Because of these deductions, the yield for the MainStay VP Cash Management Division will be lower than the yield for the MainStay VP Cash Management Portfolio.

     NYLIAC also calculates the effective yield of the MainStay VP Cash Management Investment Division for the same seven-day period on a compounded basis. The effective yield is calculated by compounding the unannualized base period return by adding one to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result.

     The yield on amounts held in the MainStay VP Cash Management Investment Division normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The MainStay VP Cash Management Investment Division's actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the MainStay VP Cash Management Portfolio, the types and quality of portfolio securities held by the MainStay VP Cash Management Portfolio, and its operating expenses.

    MAINSTAY VP GOVERNMENT -- INITIAL CLASS, MAINSTAY VP HIGH YIELD CORPORATE BOND -- INITIAL CLASS AND MAINSTAY VP BOND -- INITIAL CLASS INVESTMENT DIVISION YIELDS

     The current annualized yield of the MainStay VP Government -- Initial Class, MainStay VP High Yield Corporate Bond -- Initial Class and MainStay VP Bond -- Initial Class Investment Divisions refers to the income generated by these Investment Divisions over a specified 30-day period. Because the yield is annualized, the yield generated by an Investment Division during the 30-day period is assumed to be generated each 30-day period. We compute the yield by dividing the net investment income per accumulation unit earned during the period by the price per unit on the last day of the period, according to the following formula:

----                        YIELD = 2[(a-b+1)(6)-1]
                                                                  cd

Where: a = net investment income earned during the period by the Portfolio attributable to shares owned by the MainStay VP Government -- Initial Class, MainStay VP High Yield Corporate Bond -- Initial Class or MainStay VP Bond -- Initial Class Investment Division.

         b = expenses accrued for the period (net of reimbursements).

         c = the average daily number of accumulation units outstanding during the period.

         d = the maximum offering price per accumulation unit on the last day of the period.

     Accrued expenses will include all recurring fees that are charged to all policy owner accounts.

     Because of the charges and deductions imposed by the Separate Account the yield for the Investment Divisions will be lower than the yield for the corresponding Portfolio of the Fund. The yield on amounts held in the Investment Divisions normally will fluctuate over time. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The MainStay VP Government -- Initial Class, MainStay VP High Yield Corporate Bond -- Initial Class or MainStay VP Bond -- Initial Class Investment Division's actual yield will be affected by the types and quality of portfolio securities held by the MainStay VP Government -- Initial Class, MainStay VP High Yield Corporate Bond -- Initial Class and MainStay VP
Bond -- Initial Class Portfolios of the Fund and their operating expenses.

     AVERAGE ANNUAL TOTAL RETURN. Average annual total return quotations for the Investment Divisions are computed by finding the average annual compounded rates of return over the periods shown that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                P(1+T)(n) = ERV

Where: P = a hypothetical initial payment of $1,000.

         T = average annual total return.

         n = number of years.

     ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one, five, or ten-year period or the inception date, at the end of the one, five or ten-year period (or fractional portion thereof).

     All total return figures are prepared under methods the SEC requires when advertising performance information. For periods beginning on or after the dates when the Investment Divisions started operations, the average annual total return figures may be referred to as "standardized" performance. For periods before the dates when the Investment Divisions started operations, the figures are considered "non-standardized".

     Performance data for the Investment Divisions may be compared, in advertisements, sales literature and reports to shareholders, to: (i) the investment returns on various mutual funds, stocks, bonds, certificates of deposit, tax free bonds, or common stock and bond indexes; and (ii) other groups of variable annuity separate accounts or other investment products tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds and other investment companies by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons who rank such investment companies on overall performance or other criteria.

     Reports and promotional literature may also contain the ratings New York Life and NYLIAC have received from independent rating agencies. New York Life and NYLIAC are among only a few companies that have consistently received among the highest possible ratings from the four major independent rating companies for financial strength and stability: A.M. Best, Fitch, Moody's and Standard and Poor's. However, neither New York Life nor NYLIAC guarantees the investment performance of the Investment Divisions.

                                ANNUITY PAYMENTS

     We will make equal annuity payments each month under the Life Income Payment Option during the lifetime of the Annuitant. Once payments begin, they do not change and are guaranteed for 10 years even if the Annuitant dies sooner. If the Annuitant dies before all guaranteed payments have been made, the rest will be made to the Beneficiary. We may require that the payee submit proof of the Annuitant's survivorship as a condition for future payments beyond the 10-year guaranteed payment period.

     On the Annuity Commencement Date, we will determine the Accumulation Value of your policy and use that value to calculate the amount of each annuity payment. We determine each annuity payment by applying the Accumulation Value, less any premium taxes, to the annuity factors specified in the annuity table set forth in the policy. Those factors are based on a set amount per $1,000 of proceeds applied. The appropriate rate must be determined by the sex (except where, as in the case of certain Qualified Policies and other employer-sponsored retirement plans, such classification is not permitted), date of application and age of the Annuitant. The dollars applied are then divided by 1,000 and the result multiplied by the appropriate annuity factor from the table to compute the amount of the each monthly annuity payment.

                                GENERAL MATTERS

     NON-PARTICIPATING. The policies are non-participating. Dividends are not paid.

     MISSTATEMENT OF AGE OR SEX. If the Annuitant's stated age and/or sex in the policy are incorrect, NYLIAC will change the benefits payable to those which the premium payments would have purchased for the correct age and sex. Sex is not a factor when annuity benefits are based on unisex annuity payment rate tables. (See "DISTRIBUTIONS UNDER THE POLICY--Income Payments--Election of Income Payment Options" in the Prospectus.) If we made payments based on incorrect age or sex, we will increase or reduce a later payment or payments to adjust for the error. Any adjustment will include interest, at 3.5% per year, from the date of the wrong payment to the date the adjustment is made, unless required otherwise by state law.

     ASSIGNMENTS. If permitted by the plan or by law for the plan indicated in the application for the policy, you may assign a Non-Qualified Policy or any interest in it prior to the Annuity Commencement Date and during the Annuitant's lifetime. NYLIAC will not be deemed to know of an assignment unless it receives a copy of a duly executed instrument evidencing such assignment. Further, NYLIAC assumes no responsibility for the validity of any assignment. (See "FEDERAL TAX MATTERS--Taxation of Annuities in General" in the Prospectus.)

     MODIFICATION. NYLIAC may not modify the policy without your consent except to make the policy meet the requirements of the Investment Company Act of 1940, or to make the policy comply with any changes in the Internal Revenue Code or as required by the Code in order to continue treatment of the policy as an annuity, or by any other applicable law.

     INCONTESTABILITY. We rely on statements made in the application or a Policy Request. They are representations, not warranties. We will not contest the policy after it has been in force during the lifetime of the Annuitant for two years from the Policy Date.

                              FEDERAL TAX MATTERS

     TAXATION OF NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

     NYLIAC is taxed as a life insurance company. Because the Separate Account is not an entity separate from NYLIAC, and its operations form a part of NYLIAC, it will not be taxed separately as a "regulated investment company" under Subchapter M of the Code. Investment income and realized net capital gains on the assets of the Separate Account are reinvested and are taken into account in determining the Accumulation Value. As a result, such investment income and realized net capital gains are automatically retained as part of the reserves under the policy. Under existing federal income tax law, NYLIAC believes that Separate Account investment income and realized net capital gains should not be taxed to the extent that such income and gains are retained as part of the reserves under the policy.

     TAX STATUS OF THE POLICIES

     Section 817(h) of the Code requires that the investments of the Separate Account must be "adequately diversified" in accordance with Treasury regulations in order for the policies to qualify as annuity contracts under Section 72 of the Code. The Separate Account intends to comply with the diversification requirements prescribed by the Treasury under Treasury Regulation Section 1.817-5.

     To comply with regulations under Section 817(h) of the Code, the Separate Account is required to diversify its investments, so that on the last day of each quarter of a calendar year, no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S. Government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. Government or an agency or instrumentality of the U.S. Government is treated as a security issued by the U.S. Government or its agency or instrumentality, whichever is applicable.

     Although the Treasury Department has issued regulations on the diversification requirements, such regulations do not provide guidance concerning the extent to which policy owners may direct their investments to particular subaccounts of a separate account, or the permitted number of such subaccounts. It is unclear whether additional guidance in this regard will be issued in the future. It is possible that if such guidance is issued, the policy may need to be modified to comply with such additional guidance. For these reasons, NYLIAC reserves the right to modify the policy as necessary to attempt to prevent the policy owner from being considered the owner of the assets of the Separate Account or otherwise to qualify the policy for favorable tax treatment.

     The Code also requires that non-qualified annuity contracts contain specific provisions for distribution of the policy proceeds upon the death of any policy owner. In order to be treated as an annuity contract for federal income tax purposes, the Code requires that such policies provide that (a) if any policy owner dies on or after the Annuity Commencement Date and before the entire interest in the policy has been distributed, the remaining portion must be distributed at least as rapidly as under the method in effect on the policy owner's death; and (b) if any policy owner dies before the Annuity Commencement Date, the entire interest in the policy must generally be distributed within 5 years after the policy owner's date of death. These requirements will be considered satisfied if the entire interest of the policy is used to purchase an immediate annuity under which payments will begin within one year of the policy owner's death and will be made for the life of the Beneficiary or for a period not extending beyond the life expectancy of the Beneficiary. If the Beneficiary is the policy owner's surviving spouse, the Policy may be continued with the surviving spouse as the new policy owner. If the policy owner is not a natural person, these "death of Owner" rules apply when the primary Annuitant is changed. Non-Qualified Policies contain provisions intended to comply with these requirements of the Code. No regulations interpreting these requirements of the Code have yet been issued and thus no assurance can be given that the provisions contained in these policies satisfy all such Code requirements. The provisions contained in these policies will be reviewed and modified if necessary to assure that they comply with the Code requirements when clarified by regulation or otherwise.

     Withholding of federal income taxes on the taxable portion of all distributions may be required unless the recipient elects not to have any such amounts withheld and properly notifies NYLIAC of that election. Different rules may apply to United States citizens or expatriates living abroad. In addition, some states have enacted legislation requiring withholding.

     Even if a recipient elects no withholding, special rules may require NYLIAC to disregard the recipient's election if the recipient fails to supply NYLIAC with a "TIN" or taxpayer identification number (social security number for individuals) or if the Internal Revenue Service notifies NYLIAC that the TIN provided by the recipient is incorrect.

                          DISTRIBUTOR OF THE POLICIES

     NYLIFE Distributors Inc. ("NYLIFE Distributors"), is the principal underwriter and the distributor of the policies. It is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. NYLIFE Distributors is an indirect wholly-owned subsidiary of New York Life. The maximum commission paid to broker-dealers who have entered into dealer agreements with NYLIFE Distributors is not expected to exceed 6.25%. A portion of this amount is paid as commissions to registered representatives.

     For the years ending December 31, 2000, 2001 and 2002, NYLIAC paid commissions of $1,215,948, $660,948 and $1,221,332 respectively, none of which was retained by NYLIFE Distributors.

                     SAFEKEEPING OF SEPARATE ACCOUNT ASSETS

     NYLIAC holds title to the assets of the Separate Account. The assets are kept physically segregated and held separate and apart from NYLIAC's general corporate assets. Records are maintained of all purchases and redemptions of Eligible Portfolio shares held by each of the Investment Divisions.

                                STATE REGULATION

     NYLIAC is a stock life insurance company organized under the laws of Delaware, and is subject to regulation by the Delaware State Insurance Department. We file an annual statement with the Delaware Commissioner of Insurance on or before March 1 of each year covering the operations and reporting on the financial condition of NYLIAC as of December 31 of the preceding calendar year. Periodically, the Delaware Commissioner of Insurance examines the financial condition of NYLIAC, including the liabilities and reserves of the Separate Account.

     In addition, NYLIAC is subject to the insurance laws and regulations of all the states where it is licensed to operate. The availability of certain policy rights and provisions depends on state approval and/or filing and review processes. Where required by state law or regulation, the policies will be modified accordingly.

                              RECORDS AND REPORTS

     NYLIAC maintains all records and accounts relating to the Separate Account. As presently required by the federal securities laws, NYLIAC will mail to you at your last known address of record, at least semi-annually after the first Policy Year, reports containing information required under the federal securities laws or by any other applicable law or regulation.

                               LEGAL PROCEEDINGS

     NYLIAC is a defendant in individual suits arising from its agency sales force, insurance (including variable contracts registered under the federal securities law), investment, retail securities, and/or other operations, including actions involving retail sales practices. Most of these actions also seek substantial or unspecified compensatory and punitive damages. NYLIAC is also from time to time involved in various governmental, administrative, and investigative proceedings and inquiries.

     Notwithstanding the uncertain nature of litigation and regulatory inquiries, the outcome of which cannot be predicted, NYLIAC nevertheless believes that, after provisions made in the financial statements, the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on NYLIAC's financial position; however, it is possible that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on NYLIAC's operating results for a given year.

                              FINANCIAL STATEMENTS

     The balance sheet of NYLIAC as of December 31, 2002 and 2001 and the statements of income, of stockholder's equity and of cash flows for each of the three years in the period ended December 31, 2002 included in this Statement of Additional Information have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

     The Separate Account statement of assets and liabilities as of December 31, 2002 and the statement of operations, statement of changes in net assets and the financial highlights for each of the periods indicated in this Statement of Additional Information have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

                               OTHER INFORMATION

     NYLIAC filed a registration statement with the Securities and Exchange Commission, under the Securities Act of 1933 as amended, with respect to the policies discussed in the Prospectus and this Statement of Additional Information. We have not included all of the information set forth in the registration statement, amendments and exhibits to the registration statement in the Prospectus and this Statement of Additional Information. We intend the statements contained in the Prospectus and this Statement of Additional Information concerning the content of the policies and other legal instruments to be summaries. For a complete statement of the terms of these documents, you should refer to the instruments filed with the Securities and Exchange Commission. The omitted information may be obtained at the principal offices of the Securities and Exchange Commission in Washington, D.C., upon payment of prescribed fees, or through the Commission's website at www.sec.gov.

                  NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

                              FINANCIAL STATEMENTS

            SERIES I POLICIES:               LifeStages(R) Variable Annuity
                                             LifeStages(R) Flexible Premium Variable
                                             Annuity
                                             MainStay Plus Variable Annuity

            SERIES II POLICIES:              LifeStages(R) Access Variable Annuity
                                             MainStay Access Variable Annuity

            SERIES III POLICIES:             LifeStages(R) Premium Plus Variable
                                             Annuity
                                             MainStay Premium Plus Variable Annuity
                                             AmSouth Premium Plus Variable Annuity

            SERIES IV POLICIES:              LifeStages(R) Essentials Variable Annuity
                                             MainStay Plus II Variable Annuity

            SERIES V POLICIES:               LifeStages(R) Select Variable Annuity
                                             MainStay Select Variable Annuity

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 2002


                                                                                MAINSTAY VP      MAINSTAY VP
                                                               MAINSTAY VP        CAPITAL            CASH
                                                                   BOND         APPRECIATION      MANAGEMENT
                                                              ------------------------------------------------
ASSETS:
  Investment at net asset value.............................   $268,227,861     $348,791,182     $365,411,652

LIABILITIES:
  Liability to New York Life Insurance and Annuity
  Corporation for:
    Mortality and expense risk charges......................        824,263        1,200,530        1,197,964
    Administrative charges..................................         81,993          140,207          107,609
                                                               ------------     ------------     ------------
      Total net assets......................................   $267,321,605     $347,450,445     $364,106,079
                                                               ============     ============     ============
TOTAL NET ASSETS REPRESENTED BY:
  Net assets of Policyowners:
    Series I Policies.......................................   $216,195,815     $330,248,725     $263,444,077
    Series II Policies......................................      2,093,772          847,298       27,215,519
    Series III Policies.....................................     42,745,224       13,382,586       68,334,537
    Series IV Policies......................................      6,150,046        2,958,194        4,941,910
    Series V Policies.......................................        136,748           13,642          170,036
  Net assets retained in Separate Account by
    New York Life Insurance and Annuity Corporation.........             --               --               --
                                                               ------------     ------------     ------------
      Total net assets......................................   $267,321,605     $347,450,445     $364,106,079
                                                               ============     ============     ============
    Series I variable accumulation unit value...............   $      15.14     $      12.98     $       1.27
                                                               ============     ============     ============
    Series II variable accumulation unit value..............   $      12.32     $       4.88     $       1.05
                                                               ============     ============     ============
    Series III variable accumulation unit value.............   $      12.08     $       4.46     $       1.04
                                                               ============     ============     ============
    Series IV variable accumulation unit value..............   $      10.77     $       7.46     $       1.00
                                                               ============     ============     ============
    Series V variable accumulation unit value...............   $      10.52     $       9.20     $       1.00
                                                               ============     ============     ============
Identified Cost of Investment...............................   $262,999,789     $668,020,973     $365,407,581
                                                               ============     ============     ============

Not all investment divisions are available under all policies.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III


                      MAINSTAY VP                       MAINSTAY VP      MAINSTAY VP      MAINSTAY VP      MAINSTAY VP
     MAINSTAY VP         EQUITY        MAINSTAY VP         GROWTH         HIGH YIELD        INDEXED       INTERNATIONAL
     CONVERTIBLE         INCOME         GOVERNMENT         EQUITY       CORPORATE BOND       EQUITY           EQUITY
    --------------------------------------------------------------------------------------------------------------------
     $158,413,741     $ 63,950,582     $290,099,553     $270,392,279     $472,037,237     $494,085,963     $ 28,253,233

          522,840          196,709          878,626          914,841        1,467,936        1,706,282           98,342
           53,771           17,515           87,218          101,161          158,627          189,561            9,331
     ------------     ------------     ------------     ------------     ------------     ------------     ------------
     $157,837,130     $ 63,736,358     $289,133,709     $269,376,277     $470,410,674     $492,190,120     $ 28,145,560
     ============     ============     ============     ============     ============     ============     ============
     $132,023,226     $ 40,387,725     $230,479,522     $244,016,609     $417,268,458     $447,495,193     $ 23,569,159
        1,651,142          549,391        3,455,707        1,248,608        2,461,669        1,559,259          257,000
       20,474,838       15,132,070       45,739,930       21,124,767       43,111,355       37,642,277        3,598,678
        3,674,504        3,414,174        9,290,685        2,966,916        7,503,322        5,417,494          707,082
           13,420          113,210          167,865           19,377           65,870           75,897           13,641
               --        4,139,788               --               --               --               --               --
     ------------     ------------     ------------     ------------     ------------     ------------     ------------
     $157,837,130     $ 63,736,358     $289,133,709     $269,376,277     $470,410,674     $492,190,120     $ 28,145,560
     ============     ============     ============     ============     ============     ============     ============
     $      13.95     $       8.28     $      15.10     $      16.31     $      15.19     $      16.41     $      12.19
     ============     ============     ============     ============     ============     ============     ============
     $       7.89     $       8.23     $      12.04     $       5.71     $       9.65     $       6.23     $       7.45
     ============     ============     ============     ============     ============     ============     ============
     $       7.56     $       8.38     $      11.91     $       5.74     $       9.48     $       6.07     $       7.48
     ============     ============     ============     ============     ============     ============     ============
     $       9.27     $       8.09     $      10.74     $       8.08     $       9.67     $       8.20     $       8.82
     ============     ============     ============     ============     ============     ============     ============
     $      10.37     $       8.19     $      10.52     $       9.16     $      10.27     $       9.84     $       9.79
     ============     ============     ============     ============     ============     ============     ============
     $197,924,747     $ 72,904,879     $282,348,101     $434,320,496     $599,932,642     $725,506,850     $ 29,492,510
     ============     ============     ============     ============     ============     ============     ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of December 31, 2002


                                                               MAINSTAY VP      MAINSTAY VP      MAINSTAY VP
                                                                 MID CAP          MID CAP         SMALL CAP
                                                                   CORE            GROWTH           GROWTH
                                                              ------------------------------------------------
ASSETS:
  Investment at net asset value.............................   $ 19,921,037     $ 16,883,222     $ 25,418,699

LIABILITIES:
  Liability to New York Life Insurance and Annuity
  Corporation for:
    Mortality and expense risk charges......................         62,934           50,587           80,617
    Administrative charges..................................          6,173            4,609            7,450
                                                               ------------     ------------     ------------
      Total net assets......................................   $ 19,851,930     $ 16,828,026     $ 25,330,632
                                                               ============     ============     ============
TOTAL NET ASSETS REPRESENTED BY:
  Net assets of Policyowners:
    Series I Policies.......................................   $ 11,010,146     $  8,115,596     $ 14,448,695
    Series II Policies......................................         68,909          142,179          267,459
    Series III Policies.....................................      3,509,604        3,961,250        5,362,285
    Series IV Policies......................................      1,239,943        1,392,398        1,797,878
    Series V Policies.......................................          9,862           15,471           14,106
  Net assets retained in Separate Account by
    New York Life Insurance and Annuity Corporation.........      4,013,466        3,201,132        3,440,209
                                                               ------------     ------------     ------------
      Total net assets......................................   $ 19,851,930     $ 16,828,026     $ 25,330,632
                                                               ============     ============     ============
    Series I variable accumulation unit value...............   $       8.03     $       6.40     $       6.88
                                                               ============     ============     ============
    Series II variable accumulation unit value..............   $       8.67     $       8.19     $       7.07
                                                               ============     ============     ============
    Series III variable accumulation unit value.............   $       8.35     $       6.54     $       6.86
                                                               ============     ============     ============
    Series IV variable accumulation unit value..............   $       8.14     $       7.01     $       7.41
                                                               ============     ============     ============
    Series V variable accumulation unit value...............   $       9.70     $      10.20     $       8.31
                                                               ============     ============     ============
Identified Cost of Investment...............................   $ 22,379,934     $ 21,701,587     $ 30,501,218
                                                               ============     ============     ============

Not all investment divisions are available under all policies.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

                                       MAINSTAY VP      MAINSTAY VP      MAINSTAY VP      MAINSTAY VP
                                         AMERICAN         DREYFUS        EAGLE ASSET          LORD            ALGER
     MAINSTAY VP                         CENTURY           LARGE          MANAGEMENT         ABBETT          AMERICAN
        TOTAL         MAINSTAY VP         INCOME          COMPANY           GROWTH         DEVELOPING         SMALL
        RETURN           VALUE           & GROWTH          VALUE            EQUITY           GROWTH       CAPITALIZATION
    --------------------------------------------------------------------------------------------------------------------
     $229,466,803     $197,403,756     $ 47,527,942     $ 41,730,272     $ 93,482,725     $ 19,667,027     $ 50,389,388

          763,728          661,800          159,423          141,737          328,644           63,379          171,379
           87,105           69,981           17,753           14,424           35,881            6,995           18,272
     ------------     ------------     ------------     ------------     ------------     ------------     ------------
     $228,615,970     $196,671,975     $ 47,350,766     $ 41,574,111     $ 93,118,200     $ 19,596,653     $ 50,199,737
     ============     ============     ============     ============     ============     ============     ============
     $213,473,169     $169,824,237     $ 35,400,313     $ 26,746,544     $ 82,524,687     $ 11,493,461     $ 44,207,206
        1,846,562          902,544          212,821          308,899          478,927          108,823          417,029
       11,220,921       22,025,767        3,273,583        5,637,233        8,997,872        1,600,996        5,199,831
        2,062,893        3,869,862          528,518          809,559        1,116,702          320,696          375,671
           12,425           49,565               --               --               12               --               --
               --               --        7,935,531        8,071,876               --        6,072,677               --
     ------------     ------------     ------------     ------------     ------------     ------------     ------------
     $228,615,970     $196,671,975     $ 47,350,766     $ 41,574,111     $ 93,118,200     $ 19,596,653     $ 50,199,737
     ============     ============     ============     ============     ============     ============     ============
     $      14.41     $      14.51     $       7.94     $       8.07     $       9.85     $       6.07     $       6.15
     ============     ============     ============     ============     ============     ============     ============
     $       6.64     $       8.49     $       6.57     $       7.49     $       5.52     $       5.83     $       4.31
     ============     ============     ============     ============     ============     ============     ============
     $       6.37     $       8.11     $       6.45     $       7.40     $       4.72     $       5.86     $       4.00
     ============     ============     ============     ============     ============     ============     ============
     $       8.73     $       7.67     $       8.15     $       7.99     $       7.90     $       7.72     $       8.19
     ============     ============     ============     ============     ============     ============     ============
     $       9.93     $       8.34     $         --     $         --     $       9.60     $         --     $         --
     ============     ============     ============     ============     ============     ============     ============
     $319,713,258     $258,011,388     $ 63,850,639     $ 53,098,727     $174,148,628     $ 31,756,199     $ 65,418,380
     ============     ============     ============     ============     ============     ============     ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of December 31, 2002


                                                                 AMSOUTH          AMSOUTH
                                                                 ENHANCED      INTERNATIONAL       AMSOUTH
                                                                  MARKET           EQUITY         LARGE CAP
                                                              ------------------------------------------------
ASSETS:
  Investment at net asset value.............................   $  1,569,151     $    140,120     $  2,536,752

LIABILITIES:
  Liability to New York Life Insurance and Annuity
  Corporation for:
    Mortality and expense risk charges......................          6,711              755           10,644
    Administrative charges..................................             --               --               --
                                                               ------------     ------------     ------------
      Total net assets......................................   $  1,562,440     $    139,365     $  2,526,108
                                                               ============     ============     ============
TOTAL NET ASSETS REPRESENTED BY:
  Net assets of Policyowners:
    Series I Policies.......................................   $         --     $         --     $         --
    Series II Policies......................................             --               --               --
    Series III Policies.....................................      1,562,440          139,365        2,526,108
    Series IV Policies......................................             --               --               --
    Series V Policies.......................................             --               --               --
                                                               ------------     ------------     ------------
      Total net assets......................................   $  1,562,440     $    139,365     $  2,526,108
                                                               ============     ============     ============
    Series I variable accumulation unit value...............   $         --     $         --     $         --
                                                               ============     ============     ============
    Series II variable accumulation unit value..............   $         --     $         --     $         --
                                                               ============     ============     ============
    Series III variable accumulation unit value.............   $       6.53     $       6.71     $       6.57
                                                               ============     ============     ============
    Series IV variable accumulation unit value..............   $         --     $         --     $         --
                                                               ============     ============     ============
    Series V variable accumulation unit value...............   $         --     $         --     $         --
                                                               ============     ============     ============
Identified Cost of Investment...............................   $  1,909,053     $    162,672     $  3,054,491
                                                               ============     ============     ============

Not all investment divisions are available under all policies.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

                                         DREYFUS IP         FIDELITY          FIDELITY
                        CALVERT          TECHNOLOGY            VIP               VIP          JANUS ASPEN
       AMSOUTH           SOCIAL            GROWTH         CONTRAFUND(R)     EQUITY-INCOME        SERIES
       MID CAP          BALANCED      (INITIAL SHARES)   (INITIAL CLASS)   (INITIAL CLASS)      BALANCED
    -------------------------------------------------------------------------------------------------------
     $    829,642     $ 27,488,553      $  7,398,993      $263,102,666      $168,375,326      $602,586,326

            3,244           92,686            24,339           869,763           571,205         1,974,894
               --            9,584             2,054            97,065            59,544           216,299
     ------------     ------------      ------------      ------------      ------------      ------------
     $    826,398     $ 27,386,283      $  7,372,600      $262,135,838      $167,744,577      $600,395,133
     ============     ============      ============      ============      ============      ============
     $         --     $ 23,138,958      $  4,789,504      $238,091,149      $144,348,363      $534,854,441
               --          111,453           156,002           980,757           625,993         2,505,511
          826,398        3,778,952         2,060,078        19,346,897        20,493,322        54,823,884
               --          351,872           367,016         3,663,679         2,204,401         8,129,281
               --            5,048                --            53,356            72,498            82,016
     ------------     ------------      ------------      ------------      ------------      ------------
     $    826,398     $ 27,386,283      $  7,372,600      $262,135,838      $167,744,577      $600,395,133
     ============     ============      ============      ============      ============      ============
     $         --     $      14.22      $       5.88      $      14.56      $      12.50      $      17.05
     ============     ============      ============      ============      ============      ============
     $         --     $       7.42      $       7.18      $       7.66      $       8.15      $       8.85
     ============     ============      ============      ============      ============      ============
     $       5.66     $       7.21      $       5.98      $       7.37      $       8.03      $       8.34
     ============     ============      ============      ============      ============      ============
     $         --     $       9.23      $       7.16      $       8.63      $       8.15      $       9.19
     ============     ============      ============      ============      ============      ============
     $         --     $      10.08      $         --      $      10.30      $       8.24      $       9.57
     ============     ============      ============      ============      ============      ============
     $  1,011,345     $ 36,430,923      $  9,800,895      $343,597,118      $214,946,747      $728,202,985
     ============     ============      ============      ============      ============      ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of December 31, 2002

                                                               JANUS ASPEN         MFS(R)
                                                                  SERIES         INVESTORS          MFS(R)
                                                                WORLDWIDE          TRUST           RESEARCH
                                                                  GROWTH           SERIES           SERIES
                                                              ------------------------------------------------
ASSETS:
  Investment at net asset value.............................   $268,041,219     $ 27,328,297     $ 34,671,339

LIABILITIES:
  Liability to New York Life Insurance and Annuity
  Corporation for:
    Mortality and expense risk charges......................        897,418           97,667          120,933
    Administrative charges..................................        103,259            9,447           12,451
                                                               ------------     ------------     ------------
      Total net assets......................................   $267,040,542     $ 27,221,183     $ 34,537,955
                                                               ============     ============     ============
TOTAL NET ASSETS REPRESENTED BY:
  Net assets of Policyowners:
    Series I Policies.......................................   $250,711,739     $ 22,188,548     $ 29,510,550
    Series II Policies......................................      1,023,727          260,327          269,768
    Series III Policies.....................................     13,227,423        4,309,312        4,400,817
    Series IV Policies......................................      2,077,635          462,996          356,679
    Series V Policies.......................................             18               --              141
                                                               ------------     ------------     ------------
      Total net assets......................................   $267,040,542     $ 27,221,183     $ 34,537,955
                                                               ============     ============     ============
    Series I variable accumulation unit value...............   $      12.02     $       7.07     $       7.19
                                                               ============     ============     ============
    Series II variable accumulation unit value..............   $       5.13     $       6.28     $       5.10
                                                               ============     ============     ============
    Series III variable accumulation unit value.............   $       4.71     $       6.18     $       4.89
                                                               ============     ============     ============
    Series IV variable accumulation unit value..............   $       7.79     $       8.14     $       7.89
                                                               ============     ============     ============
    Series V variable accumulation unit value...............   $       9.96     $         --     $       9.65
                                                               ============     ============     ============
Identified Cost of Investment...............................   $507,959,331     $ 37,921,970     $ 60,628,945
                                                               ============     ============     ============

Not all investment divisions are available under all policies.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

                         NEUBERGER                                          VAN KAMPEN
                           BERMAN                           VAN ECK            UIF
                            AMT         T. ROWE PRICE      WORLDWIDE         EMERGING
         MFS(R)           MID-CAP           EQUITY            HARD           MARKETS
    UTILITIES SERIES       GROWTH           INCOME           ASSETS           EQUITY
    ------------------------------------------------------------------------------------
      $    742,797      $  3,057,253     $117,050,255     $  8,986,681     $ 25,883,814

             2,615             9,665          394,738           28,948          113,259
               116               607           37,331            2,644            9,524
      ------------      ------------     ------------     ------------     ------------
      $    740,066      $  3,046,981     $116,618,186     $  8,955,089     $ 25,761,031
      ============      ============     ============     ============     ============
      $    299,325      $  1,672,838     $ 89,633,781     $  6,350,985     $ 22,763,837
             9,572            25,706        1,043,769           48,887          109,311
           390,429         1,192,447       22,370,872        2,229,190        2,432,365
            40,740           155,836        3,452,962          326,027          455,518
                --               154          116,802               --               --
      ------------      ------------     ------------     ------------     ------------
      $    740,066      $  3,046,981     $116,618,186     $  8,955,089     $ 25,761,031
      ============      ============     ============     ============     ============
      $       6.72      $       6.72     $       9.90     $       8.89     $       7.09
      ============      ============     ============     ============     ============
      $       7.93      $       6.94     $       9.47     $       8.83     $       5.12
      ============      ============     ============     ============     ============
      $       6.35      $       6.99     $       9.27     $       8.96     $       5.96
      ============      ============     ============     ============     ============
      $      10.18      $       9.68     $       8.22     $       8.42     $       7.88
      ============      ============     ============     ============     ============
      $         --      $       9.42     $       8.41     $         --     $         --
      ============      ============     ============     ============     ============
      $    777,644      $  3,584,729     $134,244,328     $  9,623,491     $ 42,193,693
      ============      ============     ============     ============     ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS
For the year ended December 31, 2002


                                                                                MAINSTAY VP         MAINSTAY VP
                                                            MAINSTAY VP           CAPITAL              CASH
                                                               BOND            APPRECIATION         MANAGEMENT
                                                         ---------------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income......................................    $  11,352,633       $     415,669      $     4,403,955
  Mortality and expense risk charges...................       (2,647,985)         (5,651,162)          (4,354,564)
  Administrative charges...............................         (278,491)           (665,625)            (405,671)
                                                           -------------       -------------      ---------------
      Net investment income (loss).....................        8,426,157          (5,901,118)            (356,280)
                                                           -------------       -------------      ---------------
REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments....................       19,317,518          92,244,056        1,089,153,732
  Cost of investments sold.............................      (19,258,898)       (126,987,938)      (1,089,140,646)
                                                           -------------       -------------      ---------------
      Net realized gain (loss) on investments..........           58,620         (34,743,882)              13,086
  Realized gain distribution received..................          233,898                  --                1,683
  Change in unrealized appreciation (depreciation) on
    investments........................................        8,108,625        (136,533,157)               3,220
                                                           -------------       -------------      ---------------
      Net gain (loss) on investments...................        8,401,143        (171,277,039)              17,989
                                                           -------------       -------------      ---------------
        Net increase (decrease) in net assets resulting
          from operations..............................    $  16,827,300       $(177,178,157)     $      (338,291)
                                                           =============       =============      ===============


                                                            MAINSTAY VP         MAINSTAY VP         MAINSTAY VP
                                                              MID CAP             MID CAP            SMALL CAP
                                                               CORE               GROWTH              GROWTH
                                                         ---------------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income......................................    $      59,598       $          --      $            --
  Mortality and expense risk charges...................         (180,844)           (169,939)            (262,574)
  Administrative charges...............................          (19,009)            (16,864)             (25,834)
                                                           -------------       -------------      ---------------
      Net investment income (loss).....................         (140,255)           (186,803)            (288,408)
                                                           -------------       -------------      ---------------
REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments....................        2,049,696           1,116,007            2,795,622
  Cost of investments sold.............................       (2,423,913)         (1,331,843)          (3,663,776)
                                                           -------------       -------------      ---------------
      Net realized gain (loss) on investments..........         (374,217)           (215,836)            (868,154)
  Realized gain distribution received..................               --                  --                   --
  Change in unrealized appreciation (depreciation) on
    investments........................................       (2,220,456)         (4,536,431)          (5,368,934)
                                                           -------------       -------------      ---------------
      Net gain (loss) on investments...................       (2,594,673)         (4,752,267)          (6,237,088)
                                                           -------------       -------------      ---------------
        Net increase (decrease) in net assets resulting
          from operations..............................    $  (2,734,928)      $  (4,939,070)     $    (6,525,496)
                                                           =============       =============      ===============

Not all investment divisions are available under all policies.

For Series IV and V policies, represents the period May 10, 2002 (Commencement of Operations) through December 31, 2002.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III


                                                                         MAINSTAY VP
                      MAINSTAY VP                       MAINSTAY VP       HIGH YIELD      MAINSTAY VP      MAINSTAY VP
     MAINSTAY VP         EQUITY        MAINSTAY VP         GROWTH         CORPORATE         INDEXED       INTERNATIONAL
     CONVERTIBLE         INCOME         GOVERNMENT         EQUITY            BOND            EQUITY           EQUITY
    --------------------------------------------------------------------------------------------------------------------
    $   4,542,819    $     644,814    $   7,997,901    $   2,892,931    $  49,251,682    $   7,148,468    $     400,701
       (2,011,033)        (578,569)      (2,364,670)      (4,100,066)      (5,737,033)      (7,302,746)        (337,497)
         (215,089)         (55,784)        (243,025)        (461,877)        (640,580)        (829,408)         (34,013)
    -------------    -------------    -------------    -------------    -------------    -------------    -------------
        2,316,697           10,461        5,390,206       (1,669,012)      42,874,069         (983,686)          29,191
    -------------    -------------    -------------    -------------    -------------    -------------    -------------
       18,420,369        3,207,437       17,643,152       55,268,600       95,781,855       85,463,077      170,512,084
      (22,430,356)      (3,775,916)     (17,028,095)     (73,626,855)    (144,519,091)     (95,357,052)    (173,451,463)
    -------------    -------------    -------------    -------------    -------------    -------------    -------------
       (4,009,987)        (568,479)         615,057      (18,358,255)     (48,737,236)      (9,893,975)      (2,939,379)
               --               --               --               --               --        1,895,714               --
      (14,037,265)      (9,400,818)       8,468,925      (77,213,593)       8,317,876     (150,872,602)       2,050,357
    -------------    -------------    -------------    -------------    -------------    -------------    -------------
      (18,047,252)      (9,969,297)       9,083,982      (95,571,848)     (40,419,360)    (158,870,863)        (889,022)
    -------------    -------------    -------------    -------------    -------------    -------------    -------------
    $ (15,730,555)   $  (9,958,836)   $  14,474,188    $ (97,240,860)   $   2,454,709    $(159,854,549)   $    (859,831)
    =============    =============    =============    =============    =============    =============    =============

                                       MAINSTAY VP      MAINSTAY VP      MAINSTAY VP      MAINSTAY VP
                                         AMERICAN         DREYFUS        EAGLE ASSET          LORD            ALGER
     MAINSTAY VP                         CENTURY           LARGE          MANAGEMENT         ABBETT          AMERICAN
        TOTAL         MAINSTAY VP         INCOME          COMPANY           GROWTH         DEVELOPING         SMALL
        RETURN           VALUE           & GROWTH          VALUE            EQUITY           GROWTH       CAPITALIZATION
    --------------------------------------------------------------------------------------------------------------------
    $   6,217,847    $   3,167,647    $     571,554    $     287,220    $      71,479    $          --    $          --
       (3,347,811)      (2,763,423)        (658,371)        (586,512)      (1,503,903)        (288,181)        (785,132)
         (387,341)        (302,729)         (75,329)         (61,266)        (167,139)         (32,474)         (84,085)
    -------------    -------------    -------------    -------------    -------------    -------------    -------------
        2,482,695          101,495         (162,146)        (360,558)      (1,599,563)        (320,655)        (869,217)
    -------------    -------------    -------------    -------------    -------------    -------------    -------------
       42,517,359       20,551,108        5,897,054        5,428,150       21,363,706        9,174,373      167,207,778
      (43,417,534)     (24,285,983)      (6,985,427)      (6,564,339)     (43,420,842)     (10,820,305)    (178,686,381)
    -------------    -------------    -------------    -------------    -------------    -------------    -------------
         (900,175)      (3,734,875)      (1,088,373)      (1,136,189)     (22,057,136)      (1,645,932)     (11,478,603)
               --          343,792               --               --               --               --               --
      (55,904,745)     (52,715,057)     (11,257,981)     (11,310,942)     (18,871,432)      (6,237,398)      (8,183,074)
    -------------    -------------    -------------    -------------    -------------    -------------    -------------
      (56,804,920)     (56,106,140)     (12,346,354)     (12,447,131)     (40,928,568)      (7,883,330)     (19,661,677)
    -------------    -------------    -------------    -------------    -------------    -------------    -------------
    $ (54,322,225)   $ (56,004,645)   $ (12,508,500)   $ (12,807,689)   $ (42,528,131)   $  (8,203,985)   $ (20,530,894)
    =============    =============    =============    =============    =============    =============    =============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the year ended December 31, 2002


                                                                 AMSOUTH         AMSOUTH
                                                                ENHANCED      INTERNATIONAL      AMSOUTH
                                                                 MARKET          EQUITY         LARGE CAP
                                                              ---------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income...........................................  $      7,019    $        549    $       4,054
  Mortality and expense risk charges........................       (22,125)         (3,223)         (36,131)
  Administrative charges....................................            --              --               --
                                                              -------------   -------------   -------------
      Net investment income (loss)..........................       (15,106)         (2,674)         (32,077)
                                                              -------------   -------------   -------------
REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments.........................       409,738         127,208          412,504
  Cost of investments sold..................................      (494,989)       (163,035)        (505,547)
                                                              -------------   -------------   -------------
      Net realized gain (loss) on investments...............       (85,251)        (35,827)         (93,043)
  Realized gain distribution received.......................            --              --               --
  Change in unrealized appreciation (depreciation) on
    investments.............................................      (336,281)        (12,840)        (548,806)
                                                              -------------   -------------   -------------
      Net gain (loss) on investments........................      (421,532)        (48,667)        (641,849)
                                                              -------------   -------------   -------------
        Net increase (decrease) in net assets resulting from
          operations........................................  $   (436,638)   $    (51,341)   $    (673,926)
                                                              =============   =============   =============


                                                               JANUS ASPEN       MFS(R)
                                                                 SERIES         INVESTORS        MFS(R)
                                                                WORLDWIDE         TRUST         RESEARCH
                                                                 GROWTH          SERIES          SERIES
                                                              ---------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income...........................................  $  2,947,276    $    175,002    $     116,020
  Mortality and expense risk charges........................    (4,180,744)       (407,657)        (545,540)
  Administrative charges....................................      (486,318)        (40,352)         (57,163)
                                                              -------------   -------------   -------------
      Net investment income (loss)..........................    (1,719,786)       (273,007)        (486,683)
                                                              -------------   -------------   -------------
REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments.........................   160,339,446       6,219,244        9,955,000
  Cost of investments sold..................................  (176,416,807)     (8,813,706)     (18,423,022)
                                                              -------------   -------------   -------------
      Net realized gain (loss) on investments...............   (16,077,361)     (2,594,462)      (8,468,022)
  Realized gain distribution received.......................            --              --               --
  Change in unrealized appreciation (depreciation) on
    investments.............................................   (86,686,068)     (5,326,780)      (4,091,609)
                                                              -------------   -------------   -------------
      Net gain (loss) on investments........................  (102,763,429)     (7,921,242)     (12,559,631)
                                                              -------------   -------------   -------------
        Net increase (decrease) in net assets resulting
          from operations...................................  $(104,483,215)  $ (8,194,249)   $ (13,046,314)
                                                              =============   =============   =============

Not all investment divisions are available under all policies.

For Series IV and V policies, represents the period May 10, 2002 (Commencement of Operations) through December 31, 2002.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

                                                                                         FIDELITY
                                             DREYFUS IP            FIDELITY                VIP
                           CALVERT           TECHNOLOGY               VIP                EQUITY-          JANUS ASPEN
        AMSOUTH             SOCIAL             GROWTH        CONTRAFUND(R)(INITIAL        INCOME             SERIES
        MID CAP            BALANCED       (INITIAL SHARES)          CLASS)           (INITIAL CLASS)        BALANCED
    --------------------------------------------------------------------------------------------------------------------
     $          --      $     805,113      $          --         $   2,313,556        $   3,044,855      $  15,584,790
           (11,064)          (364,845)           (83,846)           (3,549,244)          (2,329,729)        (7,972,909)
                --            (39,328)            (7,845)             (405,184)            (249,663)          (895,412)
     -------------      -------------      -------------         -------------        -------------      -------------
           (11,064)           400,940            (91,691)           (1,640,872)             465,463          6,716,469
     -------------      -------------      -------------         -------------        -------------      -------------
            67,033          3,665,918          2,979,007            27,000,986           22,627,034         62,788,037
           (93,033)        (4,951,550)        (3,763,670)          (30,205,587)         (29,686,440)       (60,080,096)
     -------------      -------------      -------------         -------------        -------------      -------------
           (26,000)        (1,285,632)          (784,663)           (3,204,601)          (7,059,406)         2,707,941
                --                 --                 --                    --            4,144,386                 --
          (150,238)        (3,329,468)        (2,653,322)          (27,337,803)         (35,697,937)       (62,206,513)
     -------------      -------------      -------------         -------------        -------------      -------------
          (176,238)        (4,615,100)        (3,437,985)          (30,542,404)         (38,612,957)       (59,498,572)
     -------------      -------------      -------------         -------------        -------------      -------------
     $    (187,302)     $  (4,214,160)     $  (3,529,676)        $ (32,183,276)       $ (38,147,494)     $ (52,782,103)
     =============      =============      =============         =============        =============      =============

                                                                                   VAN KEMPER
                          NEUBERGER                              VAN ECK              UIF
         MFS(R)             BERMAN         T. ROWE PRICE        WORLDWIDE           EMERGING
       UTILITIES         AMT MID-CAP           EQUITY              HARD             MARKETS
         SERIES             GROWTH             INCOME             ASSETS             EQUITY
    --------------------------------------------------------------------------------------------
     $      16,323      $          --      $   1,922,120      $      32,301      $          --
            (8,916)           (25,806)        (1,453,974)           (95,253)          (439,795)
              (318)            (1,705)          (143,889)            (9,538)           (40,561)
     -------------      -------------      -------------      -------------      -------------
             7,089            (27,511)           324,257            (72,490)          (480,356)
     -------------      -------------      -------------      -------------      -------------
           488,238            267,968         13,413,425         11,914,433        506,430,334
          (613,693)          (328,253)       (16,434,040)       (12,469,974)      (507,754,749)
     -------------      -------------      -------------      -------------      -------------
          (125,455)           (60,285)        (3,020,615)          (555,541)        (1,324,415)
                --                 --            115,918                 --                 --
           (27,232)          (557,953)       (16,792,258)          (371,780)         1,026,842
     -------------      -------------      -------------      -------------      -------------
          (152,687)          (618,238)       (19,696,955)          (927,321)          (297,573)
     -------------      -------------      -------------      -------------      -------------
     $    (145,598)     $    (645,749)     $ (19,372,698)     $    (999,811)     $    (777,929)
     =============      =============      =============      =============      =============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2002
and December 31, 2001


                                                                MAINSTAY VP                     MAINSTAY VP
                                                                   BOND                    CAPITAL APPRECIATION
                                                       -----------------------------   -----------------------------
                                                          2002(C)         2001(A)         2002(C)         2001(A)
                                                       -------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income (loss).....................  $   8,426,157   $   6,002,709   $  (5,901,118)  $  (8,060,078)
    Net realized gain (loss) on investments..........         58,620         (90,242)    (34,743,882)     19,697,363
    Realized gain distribution received..............        233,898              --              --              --
    Change in unrealized appreciation (depreciation)
      on investments.................................      8,108,625       1,937,501    (136,533,157)   (199,254,900)
                                                       -------------   -------------   -------------   -------------
      Net increase (decrease) in net assets resulting
        from operations..............................     16,827,300       7,849,968    (177,178,157)   (187,617,615)
                                                       -------------   -------------   -------------   -------------
  Contributions and (Withdrawals):
    Payments received from policyowners..............     22,698,154      19,177,542      20,002,373      48,764,262
    Policyowners' surrenders.........................    (18,659,971)     (7,267,424)    (33,834,434)    (37,140,495)
    Policyowners' annuity and death benefits.........     (1,877,155)     (1,445,576)     (3,499,736)     (4,477,315)
    Net transfers from (to) Fixed Account............     49,922,575      15,892,116       9,673,496      31,280,588
    Transfers between Investment Divisions...........     30,450,426      47,742,242     (34,533,541)    (36,654,158)
    Contribution (withdrawal) of seed money by New
      York Life Insurance and Annuity Corporation....             --              --              --              --
                                                       -------------   -------------   -------------   -------------
      Net contributions and (withdrawals)............     82,534,029      74,098,900     (42,191,842)      1,772,882
                                                       -------------   -------------   -------------   -------------
    Increase (decrease) attributable to New York Life
      Insurance and Annuity Corporation charges
      retained by the Separate Account...............        (43,736)        (27,572)        542,816         247,350
                                                       -------------   -------------   -------------   -------------
        Increase (decrease) in net assets............     99,317,593      81,921,296    (218,827,183)   (185,597,383)
NET ASSETS:
    Beginning of year................................    168,004,012      86,082,716     566,277,628     751,875,011
                                                       -------------   -------------   -------------   -------------
    End of year......................................  $ 267,321,605   $ 168,004,012   $ 347,450,445   $ 566,277,628
                                                       =============   =============   =============   =============


                                                                MAINSTAY VP                     MAINSTAY VP
                                                                GOVERNMENT                     GROWTH EQUITY
                                                       -----------------------------   -----------------------------
                                                          2002(C)         2001(A)         2002(C)         2001(A)
                                                       -------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income (loss).....................  $   5,390,206   $   3,748,243   $  (1,669,012)  $  (2,704,953)
    Net realized gain (loss) on investments..........        615,057        (210,216)    (18,358,255)       (100,645)
    Realized gain distribution received..............             --              --              --              --
    Change in unrealized appreciation (depreciation)
      on investments.................................      8,468,925         117,370     (77,213,593)    (78,152,350)
                                                       -------------   -------------   -------------   -------------
      Net increase (decrease) in net assets resulting
        from operations..............................     14,474,188       3,655,397     (97,240,860)    (80,957,948)
                                                       -------------   -------------   -------------   -------------
  Contributions and (Withdrawals):
    Payments received from policyowners..............     29,239,923      18,215,477      16,914,515      36,935,798
    Policyowners' surrenders.........................    (15,219,477)     (6,903,821)    (20,726,809)    (21,064,604)
    Policyowners' annuity and death benefits.........     (1,831,078)       (587,901)     (2,871,423)     (2,809,354)
    Net transfers from (to) Fixed Account............     36,365,858      14,823,488      20,899,208      35,868,212
    Transfers between Investment Divisions...........    100,294,927      36,559,984     (24,720,884)    (13,899,021)
                                                       -------------   -------------   -------------   -------------
      Net contributions and (withdrawals)............    148,850,153      62,107,227     (10,505,393)     35,031,031
                                                       -------------   -------------   -------------   -------------
    Increase (decrease) attributable to New York Life
      Insurance and Annuity Corporation charges
      retained by the Separate Account...............        (43,402)        (13,411)        334,241         113,227
                                                       -------------   -------------   -------------   -------------
        Increase (decrease) in net assets............    163,280,939      65,749,213    (107,412,012)    (45,813,690)
NET ASSETS:
    Beginning of year................................    125,852,770      60,103,557     376,788,289     422,601,979
                                                       -------------   -------------   -------------   -------------
    End of year......................................  $ 289,133,709   $ 125,852,770   $ 269,376,277   $ 376,788,289
                                                       =============   =============   =============   =============

Not all investment divisions are available under all policies.
(a) For AmSouth Premium Plus Variable Annuity policies, represents the period January 18, 2001 (Commencement of Operations) through December 31, 2001.
(b) For the period July 2, 2001 (Commencement of Operations) through December 31, 2001.
(c) For Series IV and V policies, represents the period May 10, 2002 (Commencement of Operations) through December 31, 2002.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

                                                                             MAINSTAY VP
             MAINSTAY VP                     MAINSTAY VP                       EQUITY
           CASH MANAGEMENT                   CONVERTIBLE                       INCOME
    -----------------------------   -----------------------------   -----------------------------
       2002(C)         2001(A)         2002(C)         2001(A)         2002(C)         2001(B)
    ---------------------------------------------------------------------------------------------
    $    (356,280)  $   5,253,699   $   2,316,697   $   3,568,589   $      10,461   $      14,029
           13,086             (35)     (4,009,987)     (1,129,597)       (568,479)        (13,040)
            1,683             825              --              --              --              --
            3,220           1,111     (14,037,265)     (8,063,968)     (9,400,818)        446,521
    -------------   -------------   -------------   -------------   -------------   -------------
         (338,291)      5,255,600     (15,730,555)     (5,624,976)     (9,958,836)        447,510
    -------------   -------------   -------------   -------------   -------------   -------------
       65,509,532     115,572,144      13,180,691      20,568,184      12,264,938       3,456,428
      (67,271,529)    (33,746,398)    (10,195,994)     (8,730,708)     (2,236,825)       (170,727)
       (2,621,797)     (2,777,629)     (1,654,179)     (1,256,654)       (178,902)         (2,227)
        8,484,029      25,775,174      23,249,524      29,547,519      25,274,711       2,578,262
       52,451,053      26,391,518      (6,319,609)       (953,011)     19,520,044       7,711,239
               --              --              --      (5,677,182)             --       5,000,000
    -------------   -------------   -------------   -------------   -------------   -------------
       56,551,288     131,214,809      18,260,433      33,498,148      54,643,966      18,572,975
    -------------   -------------   -------------   -------------   -------------   -------------
          (12,423)        (22,924)         57,336         (19,381)         32,236          (1,493)
    -------------   -------------   -------------   -------------   -------------   -------------
       56,200,574     136,447,485       2,587,214      27,853,791      44,717,366      19,018,992
      307,905,505     171,458,020     155,249,916     127,396,125      19,018,992              --
    -------------   -------------   -------------   -------------   -------------   -------------
    $ 364,106,079   $ 307,905,505   $ 157,837,130   $ 155,249,916   $  63,736,358   $  19,018,992
    =============   =============   =============   =============   =============   =============

             MAINSTAY VP
             HIGH YIELD                      MAINSTAY VP                     MAINSTAY VP
           CORPORATE BOND                  INDEXED EQUITY               INTERNATIONAL EQUITY
    -----------------------------   -----------------------------   -----------------------------
       2002(C)         2001(A)         2002(C)          2001           2002(C)          2001
    ---------------------------------------------------------------------------------------------
    $  42,874,069   $  45,360,038   $    (983,686)  $  (2,704,218)  $      29,191   $     (12,658)
      (48,737,236)     (9,925,661)     (9,893,975)     14,781,839      (2,939,379)     (2,423,709)
               --              --       1,895,714       6,998,998              --          64,702
        8,317,876     (22,979,947)   (150,872,602)   (124,392,572)      2,050,357      (1,034,458)
    -------------   -------------   -------------   -------------   -------------   -------------
        2,454,709      12,454,430    (159,854,549)   (105,315,953)       (859,831)     (3,406,123)
    -------------   -------------   -------------   -------------   -------------   -------------
       32,045,589      41,236,119      34,119,908      49,283,835       2,271,983       1,637,861
      (38,103,155)    (28,224,414)    (41,068,168)    (39,897,427)     (1,340,511)       (952,640)
       (6,119,436)     (5,487,895)     (6,133,078)     (5,988,184)       (260,564)       (207,511)
       34,120,715      23,393,433      33,096,197      38,924,875       3,135,377       2,023,975
        3,418,033      23,150,243     (34,570,031)    (29,451,263)      3,994,182      (1,923,946)
    -------------   -------------   -------------   -------------   -------------   -------------
       25,361,746      54,067,486     (14,555,172)     12,871,836       7,800,467         577,739
    -------------   -------------   -------------   -------------   -------------   -------------
           44,104         (25,869)        584,548          37,902           9,868           6,175
    -------------   -------------   -------------   -------------   -------------   -------------
       27,860,559      66,496,047    (173,825,173)    (92,406,215)      6,950,504      (2,822,209)
      442,550,115     376,054,068     666,015,293     758,421,508      21,195,056      24,017,265
    -------------   -------------   -------------   -------------   -------------   -------------
    $ 470,410,674   $ 442,550,115   $ 492,190,120   $ 666,015,293   $  28,145,560   $  21,195,056
    =============   =============   =============   =============   =============   =============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the years ended December 31, 2002
and December 31, 2001

                                                                MAINSTAY VP                     MAINSTAY VP
                                                                  MID CAP                         MID CAP
                                                                   CORE                           GROWTH
                                                       -----------------------------   -----------------------------
                                                          2002(C)         2001(B)         2002(C)         2001(B)
                                                       -------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income (loss).....................  $    (140,255)  $     (28,080)  $    (186,803)  $     (39,774)
    Net realized gain (loss) on investments..........       (374,217)        (11,388)       (215,836)         (7,399)
    Realized gain distribution received..............             --              --              --              --
    Change in unrealized appreciation (depreciation)
      on investments.................................     (2,220,456)       (238,442)     (4,536,431)       (281,933)
                                                       -------------   -------------   -------------   -------------
      Net increase (decrease) in net assets resulting
        from operations..............................     (2,734,928)       (277,910)     (4,939,070)       (329,106)
                                                       -------------   -------------   -------------   -------------
  Contributions and (Withdrawals):
    Payments received from policyowners..............      3,295,024         807,903       4,457,048       1,444,081
    Policyowners' surrenders.........................       (707,677)        (26,398)       (484,135)        (13,270)
    Policyowners' annuity and death benefits.........        (46,829)             --         (73,967)             --
    Net transfers from (to) Fixed Account............      6,414,612         491,164       7,790,497         776,372
    Transfers between Investment Divisions...........      6,523,782       1,105,194       1,869,852       1,316,123
    Contribution (withdrawal) of seed money by New
      York Life Insurance and Annuity Corporation....             --       5,000,000              --       5,000,000
                                                       -------------   -------------   -------------   -------------
      Net contributions and (withdrawals)............     15,478,912       7,377,863      13,559,295       8,523,306
                                                       -------------   -------------   -------------   -------------
    Increase (decrease) attributable to New York Life
      Insurance and Annuity Corporation charges
      retained by the Separate Account...............          8,014             (21)         13,912            (311)
                                                       -------------   -------------   -------------   -------------
        Increase (decrease) in net assets............     12,751,998       7,099,932       8,634,137       8,193,889
NET ASSETS:
    Beginning of year................................      7,099,932              --       8,193,889              --
                                                       -------------   -------------   -------------   -------------
    End of year......................................  $  19,851,930   $   7,099,932   $  16,828,026   $   8,193,889
                                                       =============   =============   =============   =============

                                                                MAINSTAY VP                     MAINSTAY VP
                                                                  DREYFUS                       EAGLE ASSET
                                                               LARGE COMPANY                    MANAGEMENT
                                                                   VALUE                       GROWTH EQUITY
                                                       -----------------------------   -----------------------------
                                                          2002(C)         2001(A)         2002(C)         2001(A)
                                                       -------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income (loss).....................  $    (360,558)  $    (256,719)  $  (1,599,563)  $  (2,034,650)
    Net realized gain (loss) on investments..........     (1,136,189)         73,756     (22,057,136)     (4,970,466)
    Realized gain distribution received..............             --       1,084,369              --              --
    Change in unrealized appreciation (depreciation)
      on investments.................................    (11,310,942)     (3,193,323)    (18,871,432)    (24,045,004)
                                                       -------------   -------------   -------------   -------------
      Net increase (decrease) in net assets resulting
        from operations..............................    (12,807,689)     (2,291,917)    (42,528,131)    (31,050,120)
                                                       -------------   -------------   -------------   -------------
  Contributions and (Withdrawals):
    Payments received from policyowners..............      2,823,428       4,431,543       6,917,327      17,857,249
    Policyowners' surrenders.........................     (2,053,664)     (1,704,673)     (7,858,857)     (7,954,018)
    Policyowners' annuity and death benefits.........       (380,376)       (363,242)       (894,194)       (843,385)
    Net transfers from (to) Fixed Account............      6,450,674       8,071,316       7,779,730      27,838,244
    Transfers between Investment Divisions...........     (1,749,083)      2,958,512     (12,748,184)    (21,803,324)
    Contribution (withdrawal) of seed money by New
      York Life Insurance and Annuity Corporation....             --              --              --      (1,685,468)
                                                       -------------   -------------   -------------   -------------
      Net contributions and (withdrawals)............      5,090,979      13,393,456      (6,804,178)     13,409,298
                                                       -------------   -------------   -------------   -------------
    Increase (decrease) attributable to New York Life
      Insurance and Annuity Corporation charges
      retained by the Separate Account...............         43,725          (1,476)        147,221          11,401
                                                       -------------   -------------   -------------   -------------
        Increase (decrease) in net assets............     (7,672,985)     11,100,063     (49,185,088)    (17,629,421)
NET ASSETS:
    Beginning of year................................     49,247,096      38,147,033     142,303,288     159,932,709
                                                       -------------   -------------   -------------   -------------
    End of year......................................  $  41,574,111   $  49,247,096   $  93,118,200   $ 142,303,288
                                                       =============   =============   =============   =============

Not all investment divisions are available under all policies.
(a) For AmSouth Premium Plus Variable Annuity policies, represents the period January 18, 2001 (Commencement of Operations) through December 31, 2001.
(b) For the period July 2, 2001 (Commencement of Operations) through December 31, 2001.
(c) For Series IV and V policies, represents the period May 10, 2002 (Commencement of Operations) through December 31, 2002.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

             MAINSTAY VP                                                                                     MAINSTAY VP
              SMALL CAP                      MAINSTAY VP                     MAINSTAY VP                  AMERICAN CENTURY
               GROWTH                       TOTAL RETURN                        VALUE                      INCOME & GROWTH
    -----------------------------   -----------------------------   -----------------------------   -----------------------------
       2002(C)         2001(B)         2002(C)         2001(A)         2002(C)         2001(A)         2002(C)         2001(A)
    -----------------------------------------------------------------------------------------------------------------------------
    $    (288,408)  $     (49,757)  $   2,482,695   $   3,456,494   $     101,495   $     383,863   $    (162,146)  $    (338,205)
         (868,154)        (32,685)       (900,175)      3,299,609      (3,734,875)        361,783      (1,088,373)         24,719
               --              --              --         458,366         343,792       9,774,140              --              --
       (5,368,934)        286,415     (55,904,745)    (49,626,251)    (52,715,057)    (12,824,685)    (11,257,981)     (5,773,609)
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
       (6,525,496)        203,973     (54,322,225)    (42,411,782)    (56,004,645)     (2,304,899)    (12,508,500)     (6,087,095)
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
        5,417,939       2,065,855      12,339,816      24,120,215      18,219,110      27,030,064       2,641,037       2,880,801
       (1,175,027)        (93,246)    (20,285,317)    (19,179,525)    (13,843,177)    (10,834,343)     (2,621,720)     (2,765,876)
          (69,751)            (95)     (3,404,162)     (2,789,716)     (2,063,606)     (1,759,852)       (356,407)       (616,401)
       10,429,559         950,710       6,612,908      15,226,924      30,731,867      21,738,403       4,808,762       4,697,305
        3,982,883       5,125,746     (17,200,168)    (12,181,398)     (6,193,239)     22,755,024      (2,049,229)     (1,535,328)
               --       5,000,000              --              --              --              --              --              --
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
       18,585,603      13,048,970     (21,936,923)      5,196,500      26,850,955      58,929,296       2,422,443       2,660,501
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
           18,915          (1,333)        170,735          33,777         211,006         (28,886)         48,253          (1,611)
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
       12,079,022      13,251,610     (76,088,413)    (37,181,505)    (28,942,684)     56,595,511     (10,037,804)     (3,428,205)
       13,251,610              --     304,704,383     341,885,888     225,614,659     169,019,148      57,388,570      60,816,775
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
    $  25,330,632   $  13,251,610   $ 228,615,970   $ 304,704,383   $ 196,671,975   $ 225,614,659   $  47,350,766   $  57,388,570
    =============   =============   =============   =============   =============   =============   =============   =============

             MAINSTAY VP                        ALGER
             LORD ABBETT                      AMERICAN                         AMSOUTH                         AMSOUTH
             DEVELOPING                         SMALL                         ENHANCED                      INTERNATIONAL
               GROWTH                      CAPITALIZATION                      MARKET                          EQUITY
    -----------------------------   -----------------------------   -----------------------------   -----------------------------
       2002(C)         2001(A)         2002(C)          2001           2002(C)         2001(A)         2002(C)         2001(A)
    -----------------------------------------------------------------------------------------------------------------------------
    $    (320,655)  $    (355,152)  $    (869,217)  $  (1,061,485)  $     (15,106)  $      (5,981)  $      (2,674)  $        (925)
       (1,645,932)        124,007     (11,478,603)    (39,384,253)        (85,251)         (1,258)        (35,827)           (127)
               --              --              --              --              --              --              --              --
       (6,237,398)     (2,352,165)     (8,183,074)     10,366,014        (336,281)         (3,620)        (12,840)         (9,713)
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
       (8,203,985)     (2,583,310)    (20,530,894)    (30,079,724)       (436,638)        (10,859)        (51,341)        (10,765)
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
        1,555,247       1,429,247       2,954,776       8,308,559         602,804         370,427         159,216          37,240
         (939,721)       (925,315)     (3,405,220)     (6,938,545)       (165,467)        (15,636)         (1,866)           (257)
         (105,555)       (197,906)       (524,486)       (442,172)       (101,899)             --              --              --
        1,156,733       1,277,592       3,563,096      11,036,302         594,101         739,076           3,409          89,241
         (513,401)     (2,309,358)     (4,049,008)     (4,603,579)        (43,888)         28,991         (86,013)            260
               --              --              --              --              --              --              --              --
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
        1,153,303        (725,740)     (1,460,842)      7,360,565         885,651       1,122,858          74,746         126,484
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
           26,836          (3,406)         71,007          43,117           1,463             (35)            218              23
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
       (7,023,846)     (3,312,456)    (21,920,729)    (22,676,042)        450,476       1,111,964          23,623         115,742
       26,620,499      29,932,955      72,120,466      94,796,508       1,111,964              --         115,742              --
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
    $  19,596,653   $  26,620,499   $  50,199,737   $  72,120,466   $   1,562,440   $   1,111,964   $     139,365   $     115,742
    =============   =============   =============   =============   =============   =============   =============   =============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the years ended December 31, 2002
and December 31, 2001


                                                                  AMSOUTH                         AMSOUTH
                                                                 LARGE CAP                        MID CAP
                                                       -----------------------------   -----------------------------
                                                          2002(C)         2001(A)         2002(C)         2001(A)
                                                       -------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income (loss).....................  $     (32,077)  $     (11,188)  $     (11,064)  $      (3,736)
    Net realized gain (loss) on investments..........        (93,043)         (2,789)        (26,000)           (230)
    Realized gain distribution received..............             --              --              --              --
    Change in unrealized appreciation (depreciation)
      on investments.................................       (548,806)         31,067        (150,238)        (31,465)
                                                       -------------   -------------   -------------   -------------
      Net increase (decrease) in net assets resulting
        from operations..............................       (673,926)         17,090        (187,302)        (35,431)
                                                       -------------   -------------   -------------   -------------
  Contributions and (Withdrawals):
    Payments received from policyowners..............        663,341         367,533         356,566         220,473
    Policyowners' surrenders.........................       (249,213)        (16,802)        (38,554)         (2,885)
    Policyowners' annuity and death benefits.........            (18)             --              --              --
    Net transfers from (to) Fixed Account............      1,028,687       1,562,334         189,028         332,710
    Transfers between Investment Divisions...........       (128,394)        (46,789)         (9,203)            294
                                                       -------------   -------------   -------------   -------------
      Net contributions and (withdrawals)............      1,314,403       1,866,276         497,837         550,592
                                                       -------------   -------------   -------------   -------------
    Increase (decrease) attributable to New York Life
      Insurance and Annuity Corporation charges
      retained by the Separate Account...............          2,373            (108)            688              14
                                                       -------------   -------------   -------------   -------------
        Increase (decrease) in net assets............        642,850       1,883,258         311,223         515,175
NET ASSETS:
    Beginning of year................................      1,883,258              --         515,175              --
                                                       -------------   -------------   -------------   -------------
    End of year......................................  $   2,526,108   $   1,883,258   $     826,398   $     515,175
                                                       =============   =============   =============   =============

                                                                JANUS ASPEN                     JANUS ASPEN
                                                                  SERIES                          SERIES
                                                                 BALANCED                    WORLDWIDE GROWTH
                                                       -----------------------------   -----------------------------
                                                          2002(C)         2001(A)         2002(C)          2001
                                                       -------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income (loss).....................  $   6,716,469   $   8,015,222   $  (1,719,786)  $  (3,980,430)
    Net realized gain (loss) on investments..........      2,707,941       7,014,504     (16,077,361)      3,937,078
    Realized gain distribution received..............             --              --              --              --
    Change in unrealized appreciation (depreciation)
      on investments.................................    (62,206,513)    (53,765,457)    (86,686,068)   (125,576,221)
                                                       -------------   -------------   -------------   -------------
      Net increase (decrease) in net assets resulting
        from operations..............................    (52,782,103)    (38,735,731)   (104,483,215)   (125,619,573)
                                                       -------------   -------------   -------------   -------------
  Contributions and (Withdrawals):
    Payments received from policyowners..............     39,015,590      58,493,388      14,576,401      35,310,655
    Policyowners' surrenders.........................    (43,144,584)    (35,937,935)    (20,341,899)    (24,210,872)
    Policyowners' annuity and death benefits.........     (6,031,215)     (6,074,284)     (2,560,686)     (2,798,185)
    Net transfers from (to) Fixed Account............     55,406,562      74,568,408      12,038,194      42,740,447
    Transfers between Investment Divisions...........    (28,150,818)    (19,005,838)    (30,324,194)    (38,195,934)
                                                       -------------   -------------   -------------   -------------
      Net contributions and (withdrawals)............     17,095,535      72,043,739     (26,612,184)     12,846,111
                                                       -------------   -------------   -------------   -------------
    Increase (decrease) attributable to New York Life
      Insurance and Annuity Corporation charges
      retained by the Separate Account...............        206,054            (446)        377,749         170,553
                                                       -------------   -------------   -------------   -------------
        Increase (decrease) in net assets............    (35,480,514)     33,307,562    (130,717,650)   (112,602,909)
NET ASSETS:
    Beginning of year................................    635,875,647     602,568,085     397,758,192     510,361,101
                                                       -------------   -------------   -------------   -------------
    End of year......................................  $ 600,395,133   $ 635,875,647   $ 267,040,542   $ 397,758,192
                                                       =============   =============   =============   =============

Not all investment divisions are available under all policies.
(a) For AmSouth Premium Plus Variable Annuity policies, represents the period January 18, 2001 (Commencement of Operations) through December 31, 2001.
(b) For the period July 2, 2001 (Commencement of Operations) through December 31, 2001.
(c) For Series IV and V policies, represents the period May 10, 2002 (Commencement of Operations) through December 31, 2002.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

                                             DREYFUS IP                       FIDELITY                        FIDELITY
               CALVERT                       TECHNOLOGY                          VIP                             VIP
               SOCIAL                          GROWTH                       CONTRAFUND(R)                   EQUITY-INCOME
              BALANCED                    (INITIAL SHARES)                 (INITIAL CLASS)                 (INITIAL CLASS)
    -----------------------------   -----------------------------   -----------------------------   -----------------------------
       2002(C)          2001           2002(C)         2001(B)         2002(C)          2001           2002(C)          2001
    -----------------------------------------------------------------------------------------------------------------------------
    $     400,940   $     721,993   $     (91,691)  $      (9,124)  $  (1,640,872)  $  (1,770,045)  $     465,463   $     290,278
       (1,285,632)       (227,530)       (784,663)        (13,050)     (3,204,601)        756,640      (7,059,406)       (991,946)
               --         542,740              --              --              --       8,207,473       4,144,386       7,622,468
       (3,329,468)     (3,432,236)     (2,653,322)        251,418     (27,337,803)    (52,015,544)    (35,697,937)    (18,435,392)
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
       (4,214,160)     (2,395,033)     (3,529,676)        229,244     (32,183,276)    (44,821,476)    (38,147,494)    (11,514,592)
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
        2,347,413       3,188,471       1,883,098         873,736      15,132,643      20,708,009      12,589,099      20,221,481
       (1,943,927)     (1,678,884)       (451,769)        (25,538)    (17,590,147)    (15,195,570)    (12,282,973)     (9,776,105)
         (403,510)       (132,045)        (95,536)         (5,046)     (2,593,900)     (2,097,626)     (2,287,543)     (2,083,049)
        3,761,864       4,990,518       2,940,310         583,932      20,029,474      26,992,249      24,335,650      26,470,182
       (1,611,324)     (1,357,626)      2,810,186       2,150,667     (10,144,196)    (17,710,932)     (4,843,418)      5,361,000
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
        2,150,516       5,010,434       7,086,289       3,577,751       4,833,874      12,696,130      17,510,815      40,193,509
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
           14,245             896           9,350            (358)        127,294          57,617         154,617            (118)
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
       (2,049,399)      2,616,297       3,565,963       3,806,637     (27,222,108)    (32,067,729)    (20,482,062)     28,678,799
       29,435,682      26,819,385       3,806,637              --     289,357,946     321,425,675     188,226,639     159,547,840
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
    $  27,386,283   $  29,435,682   $   7,372,600   $   3,806,637   $ 262,135,838   $ 289,357,946   $ 167,744,577   $ 188,226,639
    =============   =============   =============   =============   =============   =============   =============   =============

                                                                                                          NEUBERGER BERMAN
               MFS(R)                                                          MFS(R)                            AMT
              INVESTORS                        MFS(R)                         UTILITIES                        MID-CAP
            TRUST SERIES                   RESEARCH SERIES                     SERIES                          GROWTH
    -----------------------------   -----------------------------   -----------------------------   -----------------------------
       2002(C)          2001           2002(C)         2001(A)         2002(C)         2001(B)         2002(C)         2001(B)
    -----------------------------------------------------------------------------------------------------------------------------
    $    (273,007)  $    (292,779)  $    (486,683)  $    (743,837)  $       7,089   $        (958)  $     (27,511)  $      (1,406)
       (2,594,462)       (312,602)     (8,468,022)     (2,578,575)       (125,455)           (592)        (60,285)         (1,323)
               --         752,387              --       6,671,889              --              --              --              --
       (5,326,780)     (6,014,855)     (4,091,609)    (17,689,841)        (27,232)         (7,614)       (557,953)         30,477
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
       (8,194,249)     (5,867,849)    (13,046,314)    (14,340,364)       (145,598)         (9,164)       (645,749)         27,748
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
        2,408,914       3,956,045       1,540,618       6,274,231         205,255         106,217         497,105         137,432
       (2,216,932)     (1,691,749)     (2,337,459)     (2,554,508)       (138,440)           (496)       (134,446)         (5,977)
         (568,429)       (315,935)       (485,420)       (478,208)             --              --         (16,859)         (4,654)
        4,395,598       8,532,352       2,847,962      13,960,004         563,809         167,782       1,867,923         203,987
       (2,974,318)       (190,099)     (6,570,408)     (2,853,894)       (138,992)        129,055         829,316         289,409
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
        1,044,833      10,290,614      (5,004,707)     14,347,625         491,632         402,558       3,043,039         620,197
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
           29,895           7,670          47,938          14,296             635               3           1,790             (44)
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
       (7,119,521)      4,430,435     (18,003,083)         21,557         346,669         393,397       2,399,080         647,901
       34,340,704      29,910,269      52,541,038      52,519,481         393,397              --         647,901              --
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
    $  27,221,183   $  34,340,704   $  34,537,955   $  52,541,038   $     740,066   $     393,397   $   3,046,981   $     647,901
    =============   =============   =============   =============   =============   =============   =============   =============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the years ended December 31, 2002
and December 31, 2001

                                                                                                  VAN ECK
                                                               T. ROWE PRICE                     WORLDWIDE
                                                                  EQUITY                           HARD
                                                                  INCOME                          ASSETS
                                                       -----------------------------   -----------------------------
                                                          2002(C)          2001           2002(C)          2001
                                                       -------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income (loss).....................  $     324,257   $     106,635   $     (72,490)  $       2,031
    Net realized gain (loss) on investments..........     (3,020,615)       (151,883)       (555,541)         73,204
    Realized gain distribution received..............        115,918       1,394,154              --              71
    Change in unrealized appreciation (depreciation)
      on investments.................................    (16,792,258)     (1,334,107)       (371,780)       (588,213)
                                                       -------------   -------------   -------------   -------------
      Net increase (decrease) in net assets resulting
        from operations..............................    (19,372,698)         14,799        (999,811)       (512,907)
                                                       -------------   -------------   -------------   -------------
  Contributions and (Withdrawals):
    Payments received from policyowners..............     14,114,112      14,939,826       1,031,243         624,703
    Policyowners' surrenders.........................     (7,417,923)     (3,667,396)       (563,324)       (220,660)
    Policyowners' annuity and death benefits.........     (1,480,499)       (567,683)       (180,925)       (158,406)
    Net transfers from (to) Fixed Account............     30,489,156      18,561,014       1,795,782         499,311
    Transfers between Investment Divisions...........      4,109,856      24,088,954       4,090,054      (1,463,391)
                                                       -------------   -------------   -------------   -------------
      Net contributions and (withdrawals)............     39,814,702      53,354,715       6,172,830        (718,443)
                                                       -------------   -------------   -------------   -------------
    Increase (decrease) attributable to New York Life
      Insurance and Annuity Corporation charges
      retained by the Separate Account...............         86,003          (7,183)          4,897             627
                                                       -------------   -------------   -------------   -------------
        Increase (decrease) in net assets............     20,528,007      53,362,331       5,177,916      (1,230,723)
NET ASSETS:
    Beginning of year................................     96,090,179      42,727,848       3,777,173       5,007,896
                                                       -------------   -------------   -------------   -------------
    End of year......................................  $ 116,618,186   $  96,090,179   $   8,955,089   $   3,777,173
                                                       =============   =============   =============   =============

                                                                VAN KAMPEN
                                                                    UIF
                                                             EMERGING MARKETS
                                                                  EQUITY
                                                       -----------------------------
                                                          2002(C)         2001(A)
                                                       -----------------------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income (loss).....................  $    (480,356)  $    (419,886)
    Net realized gain (loss) on investments..........     (1,324,415)        500,018
    Realized gain distribution received..............             --              --
    Change in unrealized appreciation (depreciation)
      on investments.................................      1,026,842         129,236
                                                       -------------   -------------
      Net increase (decrease) in net assets resulting
        from operations..............................       (777,929)        209,368
                                                       -------------   -------------
  Contributions and (Withdrawals):
    Payments received from policyowners..............      2,027,022       2,004,189
    Policyowners' surrenders.........................     (3,707,217)     (1,712,868)
    Policyowners' annuity and death benefits.........       (187,905)       (150,065)
    Net transfers from (to) Fixed Account............      1,506,146       2,439,885
    Transfers between Investment Divisions...........     (4,549,358)       (166,737)
                                                       -------------   -------------
      Net contributions and (withdrawals)............     (4,911,312)      2,414,404
                                                       -------------   -------------
    Increase (decrease) attributable to New York Life
      Insurance and Annuity Corporation charges
      retained by the Separate Account...............         12,568             815
                                                       -------------   -------------
        Increase (decrease) in net assets............     (5,676,673)      2,624,587
NET ASSETS:
    Beginning of year................................     31,437,704      28,813,117
                                                       -------------   -------------
    End of year......................................  $  25,761,031   $  31,437,704
                                                       =============   =============

Not all investment divisions are available under all policies.
(a) For AmSouth Premium Plus Variable Annuity policies, represents the period January 18, 2001 (Commencement of Operations) through December 31, 2001.
(b) For the period July 2, 2001 (Commencement of Operations) through December 31, 2001.
(c) For Series IV and V policies, represents the period May 10, 2002 (Commencement of Operations) through December 31, 2002.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

NOTES TO FINANCIAL STATEMENTS

NOTE 1-- Organization and Accounting Policies:
--------------------------------------------------------------------------------
NYLIAC Variable Annuity Separate Account-III ("Separate Account" formerly, "LifeStages Annuity Separate Account") was established on November 30, 1994, under Delaware law by New York Life Insurance and Annuity Corporation ("NYLIAC"), a wholly-owned subsidiary of New York Life Insurance Company. The Separate Account funds Series I policies (LifeStages(R) Variable Annuity, LifeStages(R) Flexible Premium Variable Annuity and MainStay Plus Variable Annuity), Series II policies (LifeStages(R) Access Variable Annuity and MainStay Access Variable Annuity), Series III policies (LifeStages(R) Premium Plus Variable Annuity, MainStay Premium Plus Variable Annuity and AmSouth Premium Plus Variable Annuity), Series IV policies (LifeStages(R) Essentials Variable Annuity and MainStay Plus II Variable Annuity) and Series V policies (LifeStages(R) Select Variable Annuity and MainStay Select Variable Annuity). This account was established to receive and invest premium payments under Non-Qualified and Tax Qualified Flexible Premium Variable Retirement Annuity Policies issued by NYLIAC. The Non-Qualified policies are designed to establish retirement benefits to provide individuals with supplemental retirement income. The Qualified policies are designed to establish retirement benefits for individuals who participate in qualified pension, profit sharing or annuity plans. The policies are distributed by NYLIFE Distributors Inc. and sold by registered representatives of NYLIFE Securities Inc., certain banking and financial institutions which have entered into selling agreements with NYLIAC and registered representatives of unaffiliated broker-dealers. NYLIFE Securities Inc. is a wholly-owned subsidiary of NYLIFE LLC and NYLIFE Distributors Inc. is a wholly-owned subsidiary of New York Life Investment Management Holdings LLC ("NYLIM Holdings"). NYLIFE LLC and NYLIM Holdings are both wholly-owned subsidiaries of New York Life Insurance Company. The Separate Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust.

  The assets of the Separate Account, which are currently all in the accumulation phase, are invested in shares of the MainStay VP Series Fund, Inc., the Alger American Fund, the Variable Insurance Funds, the Calvert Variable Series, Inc. (formerly, "Acacia Capital Corporation"), the Dreyfus Investment Portfolios, the Fidelity Variable Insurance Products Fund, the Janus Aspen Series, the MFS(R) Variable Insurance Trust(SM), the Neuberger Berman Advisors Management Trust, the T. Rowe Price Equity Series, Inc., the Van Eck Worldwide Insurance Trust, and the Universal Institutional Funds, Inc. (formerly, "Morgan Stanley Dean Witter Universal Funds, Inc.") (collectively, "Funds"). These assets are clearly identified and distinguished from the other assets and liabilities of NYLIAC. These assets are the property of NYLIAC; however, the portion of the assets attributable to the policies will not be charged with liabilities arising out of any other business NYLIAC may conduct. The Fixed Account represents the general assets of NYLIAC. NYLIAC's Fixed Account may be charged with liabilities arising out of other business NYLIAC may conduct.

  New York Life Investment Management LLC ("NYLIM"), a wholly-owned subsidiary of NYLIM Holdings, provides investment advisory services to the MainStay VP Series Fund, Inc. for a fee. NYLIM retains several sub-advisers, including MacKay Shields LLC, a wholly-owned subsidiary of NYLIM Holdings, American Century Investment Management, Inc., The Dreyfus Corporation, Eagle Asset Management, Inc. and Lord, Abbett & Co., to provide investment advisory services to certain Portfolios of the MainStay VP Series Fund, Inc.

  The following Investment Divisions, with their respective fund portfolios, are available for all LifeStages(R) Variable Annuity, LifeStages(R) Flexible Premium Variable Annuity, LifeStages(R) Access Variable Annuity, LifeStages(R) Premium Plus Variable Annuity, LifeStages(R) Essentials Variable Annuity and LifeStages(R) Select Variable Annuity Policyholders to invest premium payments:
MainStay VP Bond, MainStay VP Capital Appreciation, MainStay VP Cash Management, MainStay VP Convertible, MainStay VP Equity Income, MainStay VP Government, MainStay VP Growth Equity, MainStay VP High Yield Corporate Bond, MainStay VP Indexed Equity, MainStay VP International Equity, MainStay VP Mid Cap Core, MainStay VP Mid Cap Growth, MainStay VP Small Cap Growth, MainStay VP Total Return, MainStay VP Value, MainStay VP American Century Income & Growth, MainStay VP Dreyfus Large Company Value, MainStay VP Eagle Asset Management Growth Equity, MainStay VP Lord Abbett Developing Growth, Alger American Small Capitalization, Calvert Social Balanced, Dreyfus IP Technology Growth (Initial Shares), Fidelity VIP Contrafund(R) (Initial Class), Fidelity VIP Equity-Income (Initial Class), Janus Aspen Series Balanced, Janus Aspen Series Worldwide Growth, MFS(R) Investors Trust Series (formerly, "MFS(R) Growth With Income Series"), MFS(R) Research Series, T. Rowe Price Equity Income, Van Eck Worldwide Hard Assets and Van Kampen UIF Emerging Markets Equity (formerly, "Morgan Stanley UIF Emerging Markets Equity"). Each Investment Division of the Separate Account will invest exclusively in the corresponding eligible portfolio.

  The following Investment Divisions, with their respective fund portfolios, are available for all MainStay Plus Variable Annuity, MainStay Access Variable Annuity, MainStay Premium Plus Variable Annuity, MainStay Plus II Variable Annuity and MainStay Select Variable Annuity Policyholders to invest premium payments: MainStay VP Bond, MainStay VP Capital Appreciation, MainStay VP Cash Management, MainStay VP Convertible, MainStay VP Equity

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

Income, MainStay VP Government, MainStay VP Growth Equity, MainStay VP High Yield Corporate Bond, MainStay VP Indexed Equity, MainStay VP International Equity, MainStay VP Small Cap Growth, MainStay VP Total Return, MainStay VP Value, MainStay VP American Century Income & Growth, MainStay VP Dreyfus Large Company Value, MainStay VP Eagle Asset Management Growth Equity, MainStay VP Lord Abbett Developing Growth, Alger American Small Capitalization, Calvert Social Balanced, Dreyfus IP Technology Growth (Initial Shares), Fidelity VIP Contrafund(R) (Initial Class), Fidelity VIP Equity-Income (Initial Class), Janus Aspen Series Balanced, Janus Aspen Series Worldwide Growth, MFS(R) Investors Trust Series (formerly, "MFS(R) Growth With Income Series"), MFS(R) Research Series, MFS(R) Utilities Series, Neuberger Berman AMT Mid-Cap Growth, T. Rowe Price Equity Income, Van Eck Worldwide Hard Assets and Van Kampen UIF Emerging Markets Equity (formerly, "Morgan Stanley UIF Emerging Markets Equity"). Each Investment Division of the Separate Account will invest exclusively in the corresponding eligible portfolio.

  The following Investment Divisions are available for AmSouth Premium Plus Variable Annuity policies: MainStay VP Bond, MainStay VP Capital Appreciation, MainStay VP Cash Management, MainStay VP Convertible, MainStay VP Government, MainStay VP Growth Equity, MainStay VP High Yield Corporate Bond, MainStay VP Total Return, MainStay VP Value, MainStay VP American Century Income & Growth, MainStay VP Dreyfus Large Company Value, MainStay VP Eagle Asset Management Growth Equity, MainStay VP Lord Abbett Developing Growth, AmSouth Enhanced Market, AmSouth International Equity, AmSouth Large Cap, AmSouth Mid Cap, Janus Aspen Series Balanced, MFS(R) Research Series and Van Kampen UIF Emerging Markets Equity (formerly, "Morgan Stanley UIF Emerging Markets Equity"). Each Investment Division of the Separate Account will invest exclusively in the corresponding eligible portfolio.

  For all policies within Series I, II, III, IV, and V, initial premium payments are allocated to the Investment Divisions, Fixed Account(s) and/or Dollar Cost Averaging Advantage Plan Accounts (where available) within two Business Days after receipt. For Series IV policies, there are two Fixed Accounts available, a one year and a three year Fixed Account. For all policies, subsequent premium payments are allocated to the Investment Divisions, one year Fixed Account, three year Fixed Account (where available), and/or Dollar Cost Averaging Plan Accounts (where available) at the close of the Business Day they are received. In addition, for Series I, II, III and V policies, the Policyowner has the option to transfer amounts between the Investment Divisions of the Separate Account and the Fixed Account of NYLIAC. For Series IV policies, the Policyowner has the option to transfer amounts between the Investment Divisions of the Separate Account and the one year Fixed Account of NYLIAC.

  No Federal income tax is payable on investment income or capital gains of the Separate Account under current Federal income tax law.

  Security Valuation--The investments are valued at the net asset value of shares of the respective Fund portfolios.

  Security Transactions--Realized gains and losses from security transactions are reported on the identified cost basis. Security transactions are accounted for as of the date the securities are purchased or sold (trade date).

  Distributions Received--Dividend income and capital gain distributions are recorded on the ex-dividend date and reinvested in the corresponding portfolio.

  The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2--Investments (in 000's):
--------------------------------------------------------------------------------

At December 31, 2002, the investments of the Separate Account are as follows:


                                                                               MAINSTAY VP          MAINSTAY VP
                                                           MAINSTAY VP           CAPITAL               CASH
                                                              BOND             APPRECIATION         MANAGEMENT
                                                           ----------------------------------------------------
Number of shares.........................................     19,538               21,358              365,393
Identified cost..........................................   $263,000             $668,021           $  365,408


                                                            MAINSTAY VP         MAINSTAY VP         MAINSTAY VP
                                                              MID CAP             MID CAP            SMALL CAP
                                                               CORE               GROWTH              GROWTH
                                                            ---------------------------------------------------
Number of shares..........................................      2,441               2,582                3,617
Identified cost...........................................   $ 22,380            $ 21,702           $   30,501

  Investment activity for the year ended December 31, 2002, was as follows:


                                                                                MAINSTAY VP          MAINSTAY VP
                                                            MAINSTAY VP           CAPITAL               CASH
                                                               BOND             APPRECIATION         MANAGEMENT
                                                            ----------------------------------------------------
Purchases.................................................   $110,810             $ 43,871           $1,145,499
Proceeds from sales.......................................     19,318               92,244            1,089,154


                                                           MAINSTAY VP         MAINSTAY VP         MAINSTAY VP
                                                             MID CAP             MID CAP            SMALL CAP
                                                              CORE               GROWTH              GROWTH
                                                           ---------------------------------------------------
Purchases................................................   $ 17,442            $ 14,532           $   21,164
Proceeds from sales......................................      2,050               1,116                2,796

Not all investment divisions are available under all policies.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------


                      MAINSTAY VP                       MAINSTAY VP      MAINSTAY VP      MAINSTAY VP      MAINSTAY VP
     MAINSTAY VP         EQUITY        MAINSTAY VP         GROWTH         HIGH YIELD        INDEXED       INTERNATIONAL
     CONVERTIBLE         INCOME         GOVERNMENT         EQUITY       CORPORATE BOND       EQUITY           EQUITY
    --------------------------------------------------------------------------------------------------------------------
         17,524            7,679           26,260           18,052           63,896           27,939            2,980
       $197,925         $ 72,905         $282,348         $434,320         $599,933         $725,507         $ 29,493

                                       MAINSTAY VP      MAINSTAY VP      MAINSTAY VP      MAINSTAY VP
                                         AMERICAN         DREYFUS        EAGLE ASSET          LORD            ALGER
     MAINSTAY VP                         CENTURY           LARGE          MANAGEMENT         ABBETT          AMERICAN
        TOTAL         MAINSTAY VP         INCOME          COMPANY           GROWTH         DEVELOPING         SMALL
        RETURN           VALUE           & GROWTH          VALUE            EQUITY           GROWTH       CAPITALIZATION
    --------------------------------------------------------------------------------------------------------------------
         16,934           16,580            5,836            5,209           10,503            3,178            4,127
       $319,713         $258,011         $ 63,851         $ 53,099         $174,149         $ 31,756         $ 65,418


                      MAINSTAY VP                       MAINSTAY VP      MAINSTAY VP      MAINSTAY VP      MAINSTAY VP
     MAINSTAY VP         EQUITY        MAINSTAY VP         GROWTH         HIGH YIELD        INDEXED       INTERNATIONAL
     CONVERTIBLE         INCOME         GOVERNMENT         EQUITY       CORPORATE BOND       EQUITY           EQUITY
    --------------------------------------------------------------------------------------------------------------------
       $ 39,062         $ 58,051         $172,367         $ 43,034         $164,100         $ 71,778         $178,378
         18,420            3,207           17,643           55,269           95,782           85,463          170,512

                                       MAINSTAY VP      MAINSTAY VP      MAINSTAY VP      MAINSTAY VP
                                         AMERICAN         DREYFUS        EAGLE ASSET          LORD            ALGER
     MAINSTAY VP                         CENTURY           LARGE          MANAGEMENT         ABBETT          AMERICAN
        TOTAL         MAINSTAY VP         INCOME          COMPANY           GROWTH         DEVELOPING         SMALL
        RETURN           VALUE           & GROWTH          VALUE            EQUITY           GROWTH       CAPITALIZATION
    --------------------------------------------------------------------------------------------------------------------
       $ 22,946         $ 47,973         $  8,167         $ 10,179         $ 12,909         $ 10,001         $164,846
         42,517           20,551            5,897            5,428           21,364            9,174          167,208

--------------------------------------------------------------------------------


                               AMSOUTH           AMSOUTH                                                  CALVERT
                               ENHANCED       INTERNATIONAL         AMSOUTH             AMSOUTH           SOCIAL
                                MARKET           EQUITY            LARGE CAP            MID CAP          BALANCED
                            ----------------------------------------------------------------------------------------
Number of shares..........          239               22                 364                 140           18,326
Identified cost...........     $  1,909         $    163            $  3,054            $  1,011         $ 36,431

                                                                                                        VAN KAMPEN
                                                NEUBERGER                               VAN ECK             UIF
                                MFS(R)         BERMAN AMT        T. ROWE PRICE         WORLDWIDE         EMERGING
                              UTILITIES          MID-CAP             EQUITY               HARD            MARKETS
                                SERIES           GROWTH              INCOME              ASSETS           EQUITY
                            ----------------------------------------------------------------------------------------
Number of shares..........           62              255               7,155                 872            4,285
Identified cost...........     $    778         $  3,585            $134,244            $  9,623         $ 42,194


                               AMSOUTH           AMSOUTH                                                  CALVERT
                               ENHANCED       INTERNATIONAL         AMSOUTH             AMSOUTH           SOCIAL
                                MARKET           EQUITY            LARGE CAP            MID CAP          BALANCED
                            ----------------------------------------------------------------------------------------
Purchases.................     $  1,285         $    200            $  1,701            $    556         $  6,226
Proceeds from sales.......          410              127                 413                  67            3,666

                                                                                                        VAN KAMPEN
                                                NEUBERGER                               VAN ECK             UIF
                                MFS(R)         BERMAN AMT        T. ROWE PRICE         WORLDWIDE         EMERGING
                              UTILITIES          MID-CAP             EQUITY               HARD            MARKETS
                                SERIES           GROWTH              INCOME              ASSETS           EQUITY
                            ----------------------------------------------------------------------------------------
Purchases.................     $    990         $  3,294            $ 53,851            $ 18,037         $501,054
Proceeds from sales.......          488              268              13,413              11,914          506,430

Not all investment divisions are available under all policies.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------

       DREYFUS IP         FIDELITY          FIDELITY                         JANUS ASPEN         MFS(R)
       TECHNOLOGY            VIP               VIP          JANUS ASPEN         SERIES         INVESTORS          MFS(R)
         GROWTH         CONTRAFUND(R)     EQUITY-INCOME        SERIES         WORLDWIDE          TRUST           RESEARCH
    (INITIAL SHARES)   (INITIAL CLASS)   (INITIAL CLASS)      BALANCED          GROWTH           SERIES           SERIES
    ------------------------------------------------------------------------------------------------------------------------
           1,287            14,536             9,272            29,266           12,734            2,029            3,216
        $  9,801          $343,597          $214,947          $728,203         $507,959         $ 37,922         $ 60,629

       DREYFUS IP         FIDELITY          FIDELITY                         JANUS ASPEN         MFS(R)
       TECHNOLOGY            VIP               VIP          JANUS ASPEN         SERIES         INVESTORS          MFS(R)
         GROWTH         CONTRAFUND(R)     EQUITY-INCOME        SERIES         WORLDWIDE          TRUST           RESEARCH
    (INITIAL SHARES)   (INITIAL CLASS)   (INITIAL CLASS)      BALANCED          GROWTH           SERIES           SERIES
    ------------------------------------------------------------------------------------------------------------------------
        $ 10,001          $ 30,211          $ 44,842          $ 86,650         $131,867         $  7,002         $  4,443
           2,979            27,001            22,627            62,788          160,339            6,219            9,955

NOTE 3--Expenses and Related Party Transactions:
--------------------------------------------------------------------------------

NYLIAC deducts a surrender charge on certain partial withdrawals and surrenders of Series I, III, IV and V policies. For LifeStages(R) Variable Annuity and MainStay Plus Variable Annuity policies which are part of Series I, the percentage of the surrender charge varies, depending upon the length of time a premium payment is in the policy before it is withdrawn. This charge is 7% during the first three payment years and declines 1% per year for each additional payment year, until the sixth payment year, after which no charge is made. For LifeStages(R) Flexible Premium Variable Annuity policies, which are also part of Series I, this charge is 7% for the first three policy years and declines to 1% per year for each additional policy year, until the ninth policy year, after which no charge is made.

  For LifeStages(R) Premium Plus Variable Annuity policies, which are part of Series III, the percentage of the surrender charge varies, depending upon the length of time a premium payment is in the policy before it is withdrawn. This charge is 8% during the first three payment years and declines 1% per year for each additional payment year, until the eighth payment year, after which no charge is made. For MainStay Premium Plus Variable Annuity and AmSouth Premium Plus Variable Annuity policies, which are also part of Series III, the percentage of the surrender charge varies, depending upon the length of time a premium payment is in the policy before it is withdrawn. This charge is 8% for the first four payment years and declines 1% per year for each additional payment year, until the eighth payment year, after which no charge is made. In those states where NYLIAC offers a single premium version of the LifeStages(R) Premium Plus Variable Annuity, MainStay Premium Plus Variable Annuity and AmSouth Premium Plus Variable Annuity, there is a lower surrender charge.

  For the LifeStages(R) Essentials Variable Annuity and MainStay Plus II Variable Annuity policies, which are part of Series IV, the percentage of the surrender charge varies, depending upon the length of time a premium payment is in the policy before it is withdrawn. This charge is 7% during the first three payment years, 6% during the fourth and fifth payment years and declines 1% per year for each additional payment year, until the seventh payment year, after which no charge is made.

  For LifeStages(R) Select Variable Annuity and MainStay Select Variable Annuity policies, which are part of Series V, the percentage of the surrender charge varies, depending upon the length of time a premium payment is in the policy before it is withdrawn. This charge is 8% during the first two payment years and declines to 7% for the third payment year, after which no charge is made.

  All surrender charges are recorded with Policyowners' surrenders in the accompanying statement of changes in net assets.

  NYLIAC also deducts an annual policy service charge on each policy anniversary date and upon surrender, if on the policy anniversary and/or date of surrender the accumulation value is less than $20,000 for Series I policies, $50,000 for Series II and IV policies and $100,000 for Series III and V policies. For LifeStages(R) Variable Annuity and MainStay Plus Variable Annuity contracts which are part of Series I, this charge is the lesser of $30 or 2% of the accumulation value per policy. For LifeStages(R) Flexible Premium Variable Annuity, which is also part of Series I, this charge is $30 per policy. For Series II policies, this charge is $40 per policy (may be lower in some states). For Series III policies, this charge is $30 per policy. For Series IV policies, this charge is $30 per policy. For Series V policies, this charge is $50 per policy. These charges are shown as a reduction to payments received from policyowners in the accompanying statement of changes in net assets.

  Additionally, NYLIAC reserves the right to charge Series I, II, III, IV and V policies $30 for each transfer in excess of 12 in any one policy year, subject to certain restrictions.

  The Separate Account is charged for administrative services provided and the mortality and expense risks assumed by NYLIAC. For Series I, II, III, IV and V policies, these charges are made daily at an annual rate of 1.40%, 1.55%, 1.60%, 1.45% and 1.85%, respectively of the daily net asset value of each Investment Division. The amounts of these charges retained in the Investment Divisions represent funds of NYLIAC. Accordingly, NYLIAC participates in the results of each Investment Division ratably with the Policyowners. These charges are disclosed in the accompanying statement of operations.

--------------------------------------------------------------------------------
NOTE 4--Distribution of Net Income:
--------------------------------------------------------------------------------

The Separate Account does not expect to declare dividends to Policyowners from accumulated net investment income and realized gains. The income and gains are distributed to Policyowners as part of withdrawals of amounts (in the form of surrenders, death benefits, transfers, or annuity payments) in excess of the net premium payments.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

NOTE 5--Unit Transactions (in 000's):
--------------------------------------------------------------------------------

Transactions in accumulation units for the years ended December 31, 2002 and December 31, 2001, were as follows:


                                                                   MAINSTAY VP                           MAINSTAY VP
                                                                      BOND                          CAPITAL APPRECIATION
                                                           ---------------------------           ---------------------------
                                                             2002             2001(a)              2002             2001(a)
                                                           -----------------------------------------------------------------
SERIES I POLICIES
Units issued (redeemed) on contributions by NYLIAC.....          --                --                  --                 --
Units issued on payments received from policyowners....       1,007             1,191                 992              2,071
Units redeemed on surrenders...........................      (1,163)             (518)             (2,156)            (1,807)
Units redeemed on annuity and death benefits...........        (121)             (106)               (211)              (211)
Units issued (redeemed) on net transfers from (to)
  Fixed Account........................................       1,401               813                 (40)             1,127
Units issued (redeemed) on transfers between Investment
  Divisions............................................       1,819             3,371              (2,243)            (1,874)
                                                           --------           --------           --------           --------
  Net increase (decrease)..............................       2,943             4,751              (3,658)              (694)
Units outstanding, beginning of year...................      11,339             6,588              29,099             29,793
                                                           --------           --------           --------           --------
Units outstanding, end of year.........................      14,282            11,339              25,441             29,099
                                                           ========           ========           ========           ========
SERIES II POLICIES
Units issued on payments received from policyowners....         108                74                  16                109
Units redeemed on surrenders...........................         (67)               (7)                 (8)               (25)
Units redeemed on annuity and death benefits...........          (7)               --                 (20)                (1)
Units issued (redeemed) on net transfers from (to)
  Fixed Account........................................          (4)               (1)                (12)                --
Units issued (redeemed) on transfers between Investment
  Divisions............................................          44                14                  12                (20)
                                                           --------           --------           --------           --------
  Net increase (decrease)..............................          74                80                 (12)                63
Units outstanding, beginning of year...................          96                16                 186                123
                                                           --------           --------           --------           --------
Units outstanding, end of year.........................         170                96                 174                186
                                                           ========           ========           ========           ========
SERIES III POLICIES
Units issued on payments received from policyowners....         344               176                 318                563
Units redeemed on surrenders...........................         (92)               (7)               (105)               (28)
Units redeemed on annuity and death benefits...........          (4)               --                 (17)               (10)
Units issued (redeemed) on net transfers from (to)
  Fixed Account........................................       2,360               426               1,421              1,080
Units issued (redeemed) on transfers between Investment
  Divisions............................................         224                93                (320)              (111)
                                                           --------           --------           --------           --------
  Net increase (decrease)..............................       2,832               688               1,297              1,494
Units outstanding, beginning of year...................         706                18               1,704                210
                                                           --------           --------           --------           --------
Units outstanding, end of year.........................       3,538               706               3,001              1,704
                                                           ========           ========           ========           ========

Not all investment divisions are available under all policies.
(a) For AmSouth Premium Plus Variable Annuity policies, represents the period January 18, 2001 (Commencement of Operations) through December 31, 2001.
(b) For the period July 2, 2001 (Commencement of Operations) through December 31, 2001.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------



        MAINSTAY VP           MAINSTAY VP           MAINSTAY VP           MAINSTAY VP
      CASH MANAGEMENT         CONVERTIBLE          EQUITY INCOME          GOVERNMENT
    -------------------   -------------------   -------------------   -------------------
      2002     2001(a)      2002     2001(a)      2002     2001(b)      2002     2001(a)
    -------------------------------------------------------------------------------------
          --        --          --      (371)         --       500          --         --
      17,287    70,068         596     1,113         791       301       1,125      1,106
     (40,171)  (23,961)       (666)     (541)       (207)      (16)       (942)      (487)
      (2,007)   (2,196)        (98)      (71)        (16)       --        (112)       (42)
     (12,389)    1,752         663     1,473       1,191       188         901        676
      40,054    26,556        (413)      (91)      1,838       808       5,995      2,532
    --------   --------   --------   --------   --------   --------   --------   --------
       2,774    72,219          82     1,512       3,597     1,781       6,967      3,785
     205,310   133,091       9,385     7,873       1,781        --       8,293      4,508
    --------   --------   --------   --------   --------   --------   --------   --------
     208,084   205,310       9,467     9,385       5,378     1,781      15,260      8,293
    ========   ========   ========   ========   ========   ========   ========   ========
      16,856    18,944          64        86          57         9         179         84
     (10,906)   (2,737)        (25)      (16)        (10)       --         (28)        (6)
          --       (12)        (17)       (9)         --        --          (5)        (1)
        (447)      (40)        (21)      (12)         (2)       --          (3)        --
       5,034    (4,775)          9        --          11         2          16         24
    --------   --------   --------   --------   --------   --------   --------   --------
      10,537    11,380          10        49          56        11         159        101
      15,454     4,074         199       150          11        --         128         27
    --------   --------   --------   --------   --------   --------   --------   --------
      25,991    15,454         209       199          67        11         287        128
    ========   ========   ========   ========   ========   ========   ========   ========
      19,458     7,770         236       274         235        55         448        189
      (4,700)     (738)        (64)      (29)        (29)       (1)        (99)       (11)
         (75)       --         (15)      (10)         (1)       --         (13)        --
      21,984    22,767       1,554       799       1,397        84       1,781        505
      (1,240)   (2,009)       (128)       10          63         3         927        110
    --------   --------   --------   --------   --------   --------   --------   --------
      35,427    27,790       1,583     1,044       1,665       141       3,044        793
      30,376     2,586       1,125        81         141        --         798          5
    --------   --------   --------   --------   --------   --------   --------   --------
      65,803    30,376       2,708     1,125       1,806       141       3,842        798
    ========   ========   ========   ========   ========   ========   ========   ========

--------------------------------------------------------------------------------



                                                                                                         MAINSTAY VP
                                                                   MAINSTAY VP                           HIGH YIELD
                                                                  GROWTH EQUITY                        CORPORATE BOND
                                                           ---------------------------           ---------------------------
                                                             2002             2001(a)              2002             2001(a)
                                                           -----------------------------------------------------------------
SERIES I POLICIES
Units issued (redeemed) on contributions by NYLIAC.....          --                --                  --                 --
Units issued on payments received from policyowners....         620             1,319               1,377              2,405
Units redeemed on surrenders...........................      (1,074)             (909)             (2,461)            (1,850)
Units redeemed on annuity and death benefits...........        (138)             (120)               (384)              (353)
Units issued (redeemed) on net transfers from (to)
  Fixed Account........................................         456             1,093                 459                928
Units issued (redeemed) on transfers between Investment
  Divisions............................................      (1,352)             (650)                259              1,405
                                                           --------           --------           --------           --------
  Net increase (decrease)..............................      (1,488)              733                (750)             2,535
Units outstanding, beginning of year...................      16,447            15,714              28,228             25,693
                                                           --------           --------           --------           --------
Units outstanding, end of year.........................      14,959            16,447              27,478             28,228
                                                           ========           ========           ========           ========
SERIES II POLICIES
Units issued on payments received from policyowners....          30                97                 126                102
Units redeemed on surrenders...........................          (8)               (8)                (25)               (39)
Units redeemed on annuity and death benefits...........         (15)               (3)                (26)                (3)
Units issued (redeemed) on net transfers from (to)
  Fixed Account........................................         (23)                7                   3                 --
Units issued (redeemed) on transfers between Investment
  Divisions............................................           5                (2)                 28                  4
                                                           --------           --------           --------           --------
  Net increase (decrease)..............................         (11)               91                 106                 64
Units outstanding, beginning of year...................         230               139                 149                 85
                                                           --------           --------           --------           --------
Units outstanding, end of year.........................         219               230                 255                149
                                                           ========           ========           ========           ========
SERIES III POLICIES
Units issued on payments received from policyowners....         421               649                 611                424
Units redeemed on surrenders...........................        (122)              (25)               (128)               (17)
Units redeemed on annuity and death benefits...........         (29)               --                  (8)               (17)
Units issued (redeemed) on net transfers from (to)
  Fixed Account........................................       1,522             1,354               2,567              1,011
Units issued (redeemed) on transfers between Investment
  Divisions............................................        (168)              (87)                (97)               146
                                                           --------           --------           --------           --------
  Net increase (decrease)..............................       1,624             1,891               2,945              1,547
Units outstanding, beginning of year...................       2,054               163               1,601                 54
                                                           --------           --------           --------           --------
Units outstanding, end of year.........................       3,678             2,054               4,546              1,601
                                                           ========           ========           ========           ========

Not all investment divisions are available under all policies.
(a) For AmSouth Premium Plus Variable Annuity policies, represents the period January 18, 2001 (Commencement of Operations) through December 31, 2001.
(b) For the period July 2, 2001 (Commencement of Operations) through December 31, 2001.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------



                                                      MAINSTAY VP           MAINSTAY VP
        MAINSTAY VP            MAINSTAY VP              MID CAP               MID CAP
      INDEXED EQUITY      INTERNATIONAL EQUITY           CORE                 GROWTH
    -------------------   ---------------------   -------------------   -------------------
      2002       2001       2002        2001        2002     2001(b)      2002     2001(b)
    ---------------------------------------------------------------------------------------
          --        --          --          --          --       500          --        500
       1,076     1,899         103          99         232        87         349        151
      (2,155)   (1,775)        (98)        (71)        (70)       (3)        (47)        (2)
        (312)     (265)        (18)         (9)         (5)       --          (5)        --
         386     1,248          65          74         320        40         429         57
      (1,986)   (1,437)        344        (112)        661       110         187        149
    --------   --------   --------    --------    --------   --------   --------   --------
      (2,991)     (330)        396         (19)      1,138       734         913        855
      30,265    30,595       1,537       1,556         734        --         855         --
    --------   --------   --------    --------    --------   --------   --------   --------
      27,274    30,265       1,933       1,537       1,872       734       1,768        855
    ========   ========   ========    ========    ========   ========   ========   ========
          51       135           6          13           7        --          12          5
         (13)      (35)         (3)         --          (1)       --          (1)        --
         (15)       (2)         --         (10)         --        --          --         --
          (4)        3          21          --          --        --          --         --
           7       (12)        (22)         11           2        --           1         --
    --------   --------   --------    --------    --------   --------   --------   --------
          26        89           2          14           8        --          12          5
         224       135          32          18          --        --           5         --
    --------   --------   --------    --------    --------   --------   --------   --------
         250       224          34          32           8        --          17          5
    ========   ========   ========    ========    ========   ========   ========   ========
       1,275       636          61          23          40         2          73          8
        (155)      (31)         (9)         (1)         (9)       --         (16)        --
         (20)       --          (4)         (1)         (1)       --          (3)        --
       3,173     1,322         245         129         347        14         479         31
        (187)      (24)         54         (28)         18         9          34         --
    --------   --------   --------    --------    --------   --------   --------   --------
       4,086     1,903         347         122         395        25         567         39
       2,120       217         134          12          25        --          39         --
    --------   --------   --------    --------    --------   --------   --------   --------
       6,206     2,120         481         134         420        25         606         39
    ========   ========   ========    ========    ========   ========   ========   ========

--------------------------------------------------------------------------------



                                                         MAINSTAY VP
                                                          SMALL CAP            MAINSTAY VP
                                                           GROWTH             TOTAL RETURN
                                                     -------------------   -------------------
                                                       2002     2001(b)      2002     2001(a)
                                                     -----------------------------------------
SERIES I POLICIES
Units issued (redeemed) on contributions by
  NYLIAC...........................................       --        500         --          --
Units issued on payments received from
  policyowners.....................................      440        184        585       1,232
Units redeemed on surrenders.......................     (136)       (16)    (1,276)     (1,065)
Units redeemed on annuity and death benefits.......       (5)        --       (208)       (148)
Units issued (redeemed) on net transfers from (to)
  Fixed Account....................................      564         75        (83)        591
Units issued (redeemed) on transfers between
  Investment Divisions.............................      451        543     (1,144)       (698)
                                                     --------   --------   --------   --------
  Net increase (decrease)..........................    1,314      1,286     (2,126)        (88)
Units outstanding, beginning of year...............    1,286         --     16,939      17,027
                                                     --------   --------   --------   --------
Units outstanding, end of year.....................    2,600      1,286     14,813      16,939
                                                     ========   ========   ========   ========
SERIES II POLICIES
Units issued on payments received from
  policyowners.....................................        5         29         18          43
Units redeemed on surrenders.......................       (1)        --        (15)         (4)
Units redeemed on annuity and death benefits.......       --         --        (16)         --
Units issued (redeemed) on net transfers from (to)
  Fixed Account....................................        3         --         (9)        (10)
Units issued (redeemed) on transfers between
  Investment Divisions.............................        3         (1)        (2)        (24)
                                                     --------   --------   --------   --------
  Net increase (decrease)..........................       10         28        (24)          5
Units outstanding, beginning of year...............       28         --        302         297
                                                     --------   --------   --------   --------
Units outstanding, end of year.....................       38         28        278         302
                                                     ========   ========   ========   ========
SERIES III POLICIES
Units issued on payments received from
  policyowners.....................................      104         23        171         152
Units redeemed on surrenders.......................      (12)        --        (64)        (17)
Units redeemed on annuity and death benefits.......       (3)        --         (6)        (13)
Units issued (redeemed) on net transfers from (to)
  Fixed Account....................................      649         32        959         567
Units issued (redeemed) on transfers between
  Investment Divisions.............................      (39)        28        (15)        (28)
                                                     --------   --------   --------   --------
  Net increase (decrease)..........................      699         83      1,045         661
Units outstanding, beginning of year...............       83         --        717          56
                                                     --------   --------   --------   --------
Units outstanding, end of year.....................      782         83      1,762         717
                                                     ========   ========   ========   ========

Not all investment divisions are available under all policies.
(a) For AmSouth Premium Plus Variable Annuity policies, represents the period January 18, 2001 (Commencement of Operations) through December 31, 2001.
(b) For the period July 2, 2001 (Commencement of Operations) through December 31, 2001.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------


                                                                          MAINSTAY VP
                              MAINSTAY VP           MAINSTAY VP           EAGLE ASSET
        MAINSTAY VP        AMERICAN CENTURY        DREYFUS LARGE          MANAGEMENT
           VALUE            INCOME & GROWTH        COMPANY VALUE         GROWTH EQUITY
    -------------------   -------------------   -------------------   -------------------
      2002     2001(a)      2002     2001(a)      2002     2001(a)      2002     2001(a)
    -------------------------------------------------------------------------------------
         --         --         --         --         --         --         --        (120)
        730      1,272        185        253        199        341        434         984
       (801)      (577)      (288)      (266)      (201)      (156)      (644)       (540)
       (119)       (84)       (41)       (52)       (38)       (27)       (78)        (48)
        806        747        287        361        294        460        273       1,457
       (392)     1,161       (275)      (157)      (151)       237     (1,147)     (1,519)
    --------   --------   --------   --------   --------   --------   --------   --------
        224      2,519       (132)       139        103        855     (1,162)        214
     11,482      8,963      5,593      5,454      4,211      3,356      9,537       9,323
    --------   --------   --------   --------   --------   --------   --------   --------
     11,706     11,482      5,461      5,593      4,314      4,211      8,375       9,537
    ========   ========   ========   ========   ========   ========   ========   ========
         45         59         29          4          6         17         23          60
         (7)        (7)        (4)        --         (2)        (1)        (6)         (3)
         (1)        (7)        --         (9)        --         (8)        --         (18)
         (1)        (2)        (3)        (2)        --         --          2          (5)
         (3)         8          1         (1)         3          9         (1)        (20)
    --------   --------   --------   --------   --------   --------   --------   --------
         33         51         23         (8)         7         17         18          14
         73         22          9         17         34         17         69          55
    --------   --------   --------   --------   --------   --------   --------   --------
        106         73         32          9         41         34         87          69
    ========   ========   ========   ========   ========   ========   ========   ========
        281        252         49         29         44         66        146         342
        (65)        (8)       (11)        (2)       (24)        (5)       (75)        (22)
        (11)        (9)        --         (1)        (2)        --         (4)         --
      1,618        765        279        120        405        336        648         906
       (146)        30         20         --        (95)        23       (158)        (83)
    --------   --------   --------   --------   --------   --------   --------   --------
      1,677      1,030        337        146        328        420        557       1,143
      1,037          7        170         24        434         14      1,350         207
    --------   --------   --------   --------   --------   --------   --------   --------
      2,714      1,037        507        170        762        434      1,907       1,350
    ========   ========   ========   ========   ========   ========   ========   ========

--------------------------------------------------------------------------------



                                                         MAINSTAY VP
                                                         LORD ABBETT          ALGER AMERICAN
                                                      DEVELOPING GROWTH    SMALL CAPITALIZATION
                                                     -------------------   ---------------------
                                                       2002     2001(a)      2002        2001
                                                     -------------------------------------------
SERIES I POLICIES
Units issued on payments received from
  policyowners.....................................      129        132         325         674
Units redeemed on surrenders.......................     (124)      (110)       (463)       (467)
Units redeemed on annuity and death benefits.......      (16)       (15)        (58)        (42)
Units issued (redeemed) on net transfers from (to)
  Fixed Account....................................       38        105         176         789
Units issued (redeemed) on transfers between
  Investment Divisions.............................      (93)      (294)       (652)       (747)
                                                     --------   --------   --------    --------
  Net increase (decrease)..........................      (66)      (182)       (672)        207
Units outstanding, beginning of year...............    2,959      3,141       7,864       7,657
                                                     --------   --------   --------    --------
Units outstanding, end of year.....................    2,893      2,959       7,192       7,864
                                                     ========   ========   ========    ========
SERIES II POLICIES
Units issued on payments received from
  policyowners.....................................       15          6          16         112
Units redeemed on surrenders.......................       --         --          (3)       (473)
Units redeemed on annuity and death benefits.......       --         (9)         --          (9)
Units issued (redeemed) on net transfers from (to)
  Fixed Account....................................       (1)        --          (1)         (2)
Units issued (redeemed) on transfers between
  Investment Divisions.............................       (1)        --          (2)        390
                                                     --------   --------   --------    --------
  Net increase (decrease)..........................       13         (3)         10          18
Units outstanding, beginning of year...............        6          9          87          69
                                                     --------   --------   --------    --------
Units outstanding, end of year.....................       19          6          97          87
                                                     ========   ========   ========    ========
SERIES III POLICIES
Units issued on payments received from
  policyowners.....................................       41         30          58         189
Units redeemed on surrenders.......................       (5)        (1)        (32)         (9)
Units redeemed on annuity and death benefits.......       --         --         (18)         (1)
Units issued (redeemed) on net transfers from (to)
  Fixed Account....................................      117         51         429         641
Units issued (redeemed) on transfers between
  Investment Divisions.............................       12         24         (74)        (26)
                                                     --------   --------   --------    --------
  Net increase (decrease)..........................      165        104         363         794
Units outstanding, beginning of year...............      108          4         936         142
                                                     --------   --------   --------    --------
Units outstanding, end of year.....................      273        108       1,299         936
                                                     ========   ========   ========    ========

Not all investment divisions are available under all policies.
(a) For AmSouth Premium Plus Variable Annuity policies, represents the period January 18, 2001 (Commencement of Operations) through December 31, 2001.
(b) For the period July 2, 2001 (Commencement of Operations) through December 31, 2001.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------



          AMSOUTH               AMSOUTH
         ENHANCED            INTERNATIONAL            AMSOUTH               AMSOUTH
          MARKET                EQUITY               LARGE CAP              MID CAP
    -------------------   -------------------   -------------------   -------------------
      2002     2001(a)      2002     2001(a)      2002     2001(a)      2002     2001(a)
    -------------------------------------------------------------------------------------
          --        --          --        --          --        --          --         --
          --        --          --        --          --        --          --         --
          --        --          --        --          --        --          --         --
          --        --          --        --          --        --          --         --
          --        --          --        --          --        --          --         --
    --------   --------   --------   --------   --------   --------   --------   --------
          --        --          --        --          --        --          --         --
          --        --          --        --          --        --          --         --
    --------   --------   --------   --------   --------   --------   --------   --------
          --        --          --        --          --        --          --         --
    ========   ========   ========   ========   ========   ========   ========   ========
          --        --          --        --          --        --          --         --
          --        --          --        --          --        --          --         --
          --        --          --        --          --        --          --         --
          --        --          --        --          --        --          --         --
          --        --          --        --          --        --          --         --
    --------   --------   --------   --------   --------   --------   --------   --------
          --        --          --        --          --        --          --         --
          --        --          --        --          --        --          --         --
    --------   --------   --------   --------   --------   --------   --------   --------
          --        --          --        --          --        --          --         --
    ========   ========   ========   ========   ========   ========   ========   ========
          75        41          20         4          85        42          54         26
         (20)       (2)         --        --         (31)       (2)         (6)        --
         (12)       --          --        --          --        --          --         --
          76        85          --        10         134       182          30         44
          (7)        3         (13)       --         (19)       (6)         (2)        --
    --------   --------   --------   --------   --------   --------   --------   --------
         112       127           7        14         169       216          76         70
         127        --          14        --         216        --          70         --
    --------   --------   --------   --------   --------   --------   --------   --------
         239       127          21        14         385       216         146         70
    ========   ========   ========   ========   ========   ========   ========   ========

--------------------------------------------------------------------------------



                                                           CALVERT             DREYFUS IP
                                                           SOCIAL           TECHNOLOGY GROWTH
                                                          BALANCED          (INITIAL SHARES)
                                                     -------------------   -------------------
                                                       2002       2001       2002     2001(b)
                                                     -----------------------------------------
SERIES I POLICIES
Units issued on payments received from
  policyowners.....................................       106       140         162         78
Units redeemed on surrenders.......................      (122)      (96)        (52)        (3)
Units redeemed on annuity and death benefits.......       (20)       (7)         (3)        (1)
Units issued (redeemed) on net transfers from (to)
  Fixed Account....................................       106       228         186         24
Units issued (redeemed) on transfers between
  Investment Divisions.............................      (111)      (81)        197        227
                                                     --------   --------   --------   --------
  Net increase (decrease)..........................       (41)      184         490        325
Units outstanding, beginning of year...............     1,668     1,484         325         --
                                                     --------   --------   --------   --------
Units outstanding, end of year.....................     1,627     1,668         815        325
                                                     ========   ========   ========   ========
SERIES II POLICIES
Units issued on payments received from
  policyowners.....................................         3         4           5          1
Units redeemed on surrenders.......................        (1)       (2)         (1)        --
Units redeemed on annuity and death benefits.......        --        (1)         --         --
Units issued (redeemed) on net transfers from (to)
  Fixed Account....................................        --        --          --         --
Units issued (redeemed) on transfers between
  Investment Divisions.............................         2        (1)         16          1
                                                     --------   --------   --------   --------
  Net increase (decrease)..........................         4        --          20          2
Units outstanding, beginning of year...............        11        11           2         --
                                                     --------   --------   --------   --------
Units outstanding, end of year.....................        15        11          22          2
                                                     ========   ========   ========   ========
SERIES III POLICIES
Units issued on payments received from
  policyowners.....................................        60        91          47         16
Units redeemed on surrenders.......................       (13)       (4)         (6)        --
Units redeemed on annuity and death benefits.......       (15)       --          (8)        --
Units issued (redeemed) on net transfers from (to)
  Fixed Account....................................       263       133         199         39
Units issued (redeemed) on transfers between
  Investment Divisions.............................        (6)       (4)         54          3
                                                     --------   --------   --------   --------
  Net increase (decrease)..........................       289       216         286         58
Units outstanding, beginning of year...............       235        19          58         --
                                                     --------   --------   --------   --------
Units outstanding, end of year.....................       524       235         344         58
                                                     ========   ========   ========   ========

Not all investment divisions are available under all policies.
(a) For AmSouth Premium Plus Variable Annuity policies, represents the period January 18, 2001 (Commencement of Operations) through December 31, 2001.
(b) For the period July 2, 2001 (Commencement of Operations) through December 31, 2001.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------


         FIDELITY              FIDELITY                                   JANUS ASPEN
            VIP                   VIP               JANUS ASPEN             SERIES
       CONTRAFUND(R)         EQUITY-INCOME            SERIES               WORLDWIDE
      (INITIAL CLASS)       (INITIAL CLASS)          BALANCED               GROWTH
    -------------------   -------------------   -------------------   -------------------
      2002       2001       2002       2001       2002     2001(a)      2002       2001
    -------------------------------------------------------------------------------------
         679      1,057        571      1,098      1,537     2,693         795      1,690
      (1,087)      (908)      (826)      (619)    (2,316)   (1,877)     (1,417)    (1,306)
        (163)      (125)      (146)      (123)      (323)     (314)       (176)      (153)
         455      1,246        789      1,112      1,168     2,976         293      1,916
        (686)    (1,093)      (341)       271     (1,556)   (1,041)     (2,199)    (2,256)
    --------   --------   --------   --------   --------   --------   --------   --------
        (802)       177         47      1,739     (1,490)    2,437      (2,704)      (109)
      17,160     16,983     11,501      9,762     32,862    30,425      23,563     23,672
    --------   --------   --------   --------   --------   --------   --------   --------
      16,358     17,160     11,548     11,501     31,372    32,862      20,859     23,563
    ========   ========   ========   ========   ========   ========   ========   ========
          32         69         23         25         80       160          45         81
          (5)        (8)        (7)        (3)       (44)      (29)         (8)       (89)
          --         --         (2)        (8)        (1)       (4)         --         (1)
          --         (1)         7         (1)       (14)       (5)          5          2
          (2)        (3)         3         13         (2)      (18)         (2)        39
    --------   --------   --------   --------   --------   --------   --------   --------
          25         57         24         26         19       104          40         32
         103         46         53         27        264       160         159        127
    --------   --------   --------   --------   --------   --------   --------   --------
         128        103         77         53        283       264         199        159
    ========   ========   ========   ========   ========   ========   ========   ========
         274        277        300        264        657       654         279        443
         (85)       (21)      (108)       (17)      (209)      (56)       (115)       (38)
         (10)        (1)       (28)        (6)       (30)      (12)        (20)       (10)
       1,380        737      1,333        946      3,488     2,037       1,111      1,103
         (29)       (42)      (182)        24       (206)      (42)       (179)      (101)
    --------   --------   --------   --------   --------   --------   --------   --------
       1,530        950      1,315      1,211      3,700     2,581       1,076      1,397
       1,097        147      1,237         26      2,875       294       1,730        333
    --------   --------   --------   --------   --------   --------   --------   --------
       2,627      1,097      2,552      1,237      6,575     2,875       2,806      1,730
    ========   ========   ========   ========   ========   ========   ========   ========

--------------------------------------------------------------------------------



                                                      MFS(R) INVESTORS       MFS(R) RESEARCH      MFS(R) UTILITIES
                                                        TRUST SERIES             SERIES                SERIES
                                                     -------------------   -------------------   -------------------
                                                       2002       2001       2002     2001(a)      2002     2001(b)
                                                     ------------------------------------------------------------
SERIES I POLICIES
Units issued on payments received from
  policyowners.....................................       198       318        137        458          7           2
Units redeemed on surrenders.......................      (262)     (168)      (259)      (235)        (3)         --
Units redeemed on annuity and death benefits.......       (70)      (33)       (56)       (39)        --          --
Units issued (redeemed) on net transfers from (to)
  Fixed Account....................................       284       537        104        984         31           2
Units issued (redeemed) on transfers between
  Investment Divisions.............................      (315)      (46)      (676)      (365)        (5)         11
                                                     --------   --------   --------   --------   --------   --------
  Net increase (decrease)..........................      (165)      608       (750)       803         30          15
Units outstanding, beginning of year...............     3,303     2,695      4,857      4,054         15          --
                                                     --------   --------   --------   --------   --------   --------
Units outstanding, end of year.....................     3,138     3,303      4,107      4,857         45          15
                                                     ========   ========   ========   ========   ========   ========
SERIES II POLICIES
Units issued on payments received from
  policyowners.....................................        18        10          6         19          1          --
Units redeemed on surrenders.......................        --        (2)        (3)        (7)        --          --
Units redeemed on annuity and death benefits.......        (1)       --         --        (10)        --          --
Units issued (redeemed) on net transfers from (to)
  Fixed Account....................................        (4)       --         (3)       (16)        --          --
Units issued (redeemed) on transfers between
  Investment Divisions.............................        (1)       10         (2)         3         --          --
                                                     --------   --------   --------   --------   --------   --------
  Net increase (decrease)..........................        12        18         (2)       (11)         1          --
Units outstanding, beginning of year...............        29        11         55         66         --          --
                                                     --------   --------   --------   --------   --------   --------
Units outstanding, end of year.....................        41        29         53         55          1          --
                                                     ========   ========   ========   ========   ========   ========
SERIES III POLICIES
Units issued on payments received from
  policyowners.....................................        43        87         18        136         20          10
Units redeemed on surrenders.......................       (21)      (10)       (40)       (11)       (18)         --
Units redeemed on annuity and death benefits.......        --        --         (5)        --         --          --
Units issued (redeemed) on net transfers from (to)
  Fixed Account....................................       264       422        309        486         47          18
Units issued (redeemed) on transfers between
  Investment Divisions.............................      (110)       (9)      (183)        11        (18)          3
                                                     --------   --------   --------   --------   --------   --------
  Net increase (decrease)..........................       176       490         99        622         31          31
Units outstanding, beginning of year...............       522        32        801        179         31          --
                                                     --------   --------   --------   --------   --------   --------
Units outstanding, end of year.....................       698       522        900        801         62          31
                                                     ========   ========   ========   ========   ========   ========

Not all investment divisions are available under all policies.
(a) For AmSouth Premium Plus Variable Annuity policies, represents the period January 18, 2001 (Commencement of Operations) through December 31, 2001.
(b) For the period July 2, 2001 (Commencement of Operations) through December 31, 2001.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------


                                                                          VAN KAMPEN
     NEUBERGER BERMAN                                 VAN ECK                 UIF
        AMT MID-CAP          T. ROWE PRICE           WORLDWIDE             EMERGING
          GROWTH             EQUITY INCOME          HARD ASSETS         MARKETS EQUITY
    -------------------   -------------------   -------------------   -------------------
      2002     2001(b)      2002       2001       2002       2001       2002     2001(a)
    -------------------------------------------------------------------------------------
         37         11        767      1,056          67        39         189        218
        (11)        (1)      (602)      (311)        (54)      (22)       (208)      (217)
         (1)        --       (120)       (43)        (19)      (16)        (25)       (20)
         98          8      1,370      1,026           9        37          (3)       254
         78         30        243      1,991         333      (129)         88       (421)
    --------   --------   --------   --------   --------   --------   --------   --------
        201         48      1,658      3,719         336       (91)         41       (186)
         48         --      7,398      3,679         378       469       3,172      3,358
    --------   --------   --------   --------   --------   --------   --------   --------
        249         48      9,056      7,398         714       378       3,213      3,172
    ========   ========   ========   ========   ========   ========   ========   ========
          2         --         46         66           2        10          11         12
         --         --        (19)        (4)         (1)       --        (365)        (1)
         --         --         (2)        --          --        --          --         --
         --         --          1         (1)          1        --         (11)        --
          2         --          3          7           1        (9)       (633)     1,002
    --------   --------   --------   --------   --------   --------   --------   --------
          4         --         29         68           3         1        (998)     1,013
         --         --         81         13           3         2       1,019          6
    --------   --------   --------   --------   --------   --------   --------   --------
          4         --        110         81           6         3          21      1,019
    ========   ========   ========   ========   ========   ========   ========   ========
         13          4        325        189          14        14          43         33
         (5)        --        (85)        (8)         (5)       (1)        (23)        (1)
         (1)        --        (17)        (7)         --        --          --         --
        123         13      1,372        640         176        15         217         60
         23          1        (78)        72          39        (8)         82        (10)
    --------   --------   --------   --------   --------   --------   --------   --------
        153         18      1,517        886         224        20         319         82
         18         --        895          9          25         5          89          7
    --------   --------   --------   --------   --------   --------   --------   --------
        171         18      2,412        895         249        25         408         89
    ========   ========   ========   ========   ========   ========   ========   ========

--------------------------------------------------------------------------------



                                                                             MAINSTAY VP        MAINSTAY VP
                                                          MAINSTAY VP          CAPITAL              CASH
                                                              BOND           APPRECIATION        MANAGEMENT
                                                        ----------------   ----------------   ----------------
                                                            2002(a)            2002(a)            2002(a)
                                                        ------------------------------------------------------
SERIES IV POLICIES
Units issued on payments received from policyowners...           285                262              5,486
Units redeemed on surrenders..........................            (3)                (1)               (40)
Units redeemed on annuity and death benefits..........            (2)                --                 --
Units issued (redeemed) on net transfers from (to)
  Fixed Account.......................................           237                135              1,787
Units issued (redeemed) on transfers between
  Investment Divisions................................            54                 --             (2,284)
                                                            --------           --------           --------
  Net increase (decrease).............................           571                396              4,949
Units outstanding, beginning of year..................            --                 --                 --
                                                            --------           --------           --------
Units outstanding, end of year........................           571                396              4,949
                                                            ========           ========           ========
SERIES V POLICIES
Units issued on payments received from policyowners...             5                 --                200
Units redeemed on surrenders..........................            --                 --                 --
Units redeemed on annuity and death benefits..........            --                 --                 --
Units issued (redeemed) on net transfers from (to)
  Fixed Account.......................................             8                  1                 --
Units issued (redeemed) on transfers between
  Investment Divisions................................            --                 --                (30)
                                                            --------           --------           --------
  Net increase (decrease).............................            13                  1                170
Units outstanding, beginning of year..................            --                 --                 --
                                                            --------           --------           --------
Units outstanding, end of year........................            13                  1                170
                                                            ========           ========           ========

Not all investment divisions are available under all policies.
(a) For Series IV and V policies, represents the period May 10, 2002 (Commencement of Operations) through December 31, 2002.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------



                         MAINSTAY VP                                              MAINSTAY VP
      MAINSTAY VP           EQUITY          MAINSTAY VP        MAINSTAY VP         HIGH YIELD        MAINSTAY VP
      CONVERTIBLE           INCOME           GOVERNMENT       GROWTH EQUITY      CORPORATE BOND     INDEXED EQUITY
    ----------------   ----------------   ----------------   ----------------   ----------------   ----------------
        2002(a)            2002(a)            2002(a)            2002(a)            2002(a)            2002(a)
    ---------------------------------------------------------------------------------------------------------------
             223                216                536                211                430                416
              (2)                (4)                (4)                (2)                (7)                (5)
              --                 (2)                --                 --                 (2)                --
             169                220                270                155                313                238
               6                 (8)                63                  3                 42                 11
        --------           --------           --------           --------           --------           --------
             396                422                865                367                776                660
              --                 --                 --                 --                 --                 --
        --------           --------           --------           --------           --------           --------
             396                422                865                367                776                660
        ========           ========           ========           ========           ========           ========
              --                  8                  8                 --                  1                  5
              --                 --                 --                 --                 --                 --
              --                 --                 --                 --                 --                 --
               1                  6                  8                  2                  4                  2
              --                 --                 --                 --                  1                  1
        --------           --------           --------           --------           --------           --------
               1                 14                 16                  2                  6                  8
              --                 --                 --                 --                 --                 --
        --------           --------           --------           --------           --------           --------
               1                 14                 16                  2                  6                  8
        ========           ========           ========           ========           ========           ========

--------------------------------------------------------------------------------



                                                          MAINSTAY VP        MAINSTAY VP        MAINSTAY VP
                                                         INTERNATIONAL         MID CAP            MID CAP
                                                             EQUITY              CORE              GROWTH
                                                        ----------------   ----------------   ----------------
                                                            2002(a)            2002(a)            2002(a)
                                                        ------------------------------------------------------
SERIES IV POLICIES
Units issued on payments received from policyowners...            49                 91                117
Units redeemed on surrenders..........................            --                 (1)                (1)
Units redeemed on annuity and death benefits..........            --                 --                 --
Units issued (redeemed) on net transfers from (to)
  Fixed Account.......................................            31                 71                 81
Units issued (redeemed) on transfers between
  Investment Divisions................................            --                 (9)                 2
                                                            --------           --------           --------
  Net increase (decrease).............................            80                152                199
Units outstanding, beginning of year..................            --                 --                 --
                                                            --------           --------           --------
Units outstanding, end of year........................            80                152                199
                                                            ========           ========           ========
SERIES V POLICIES
Units issued on payments received from policyowners...             1                  1                 --
Units redeemed on surrenders..........................            --                 --                 --
Units redeemed on annuity and death benefits..........            --                 --                 --
Units issued (redeemed) on net transfers from (to)
  Fixed Account.......................................            --                 --                  2
Units issued (redeemed) on transfers between
  Investment Divisions................................            --                 --                 --
                                                            --------           --------           --------
  Net increase (decrease).............................             1                  1                  2
Units outstanding, beginning of year..................            --                 --                 --
                                                            --------           --------           --------
Units outstanding, end of year........................             1                  1                  2
                                                            ========           ========           ========

Not all investment divisions are available under all policies.
(a) For Series IV and V policies, represents the period May 10, 2002 (Commencement of Operations) through December 31, 2002.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------


                                                               MAINSTAY VP                           MAINSTAY VP
      MAINSTAY VP                                            AMERICAN CENTURY     MAINSTAY VP        EAGLE ASSET
       SMALL CAP         MAINSTAY VP        MAINSTAY VP          INCOME &        DREYFUS LARGE        MANAGEMENT
         GROWTH          TOTAL RETURN          VALUE              GROWTH         COMPANY VALUE      GROWTH EQUITY
    ----------------   ----------------   ----------------   ----------------   ----------------   ----------------
        2002(a)            2002(a)            2002(a)            2002(a)            2002(a)            2002(a)
    ---------------------------------------------------------------------------------------------------------------
             117                168                294                 43                 59                 71
              (2)                (1)                (4)                --                 (1)                (1)
              --                 --                 --                 --                 --                 --
             122                 67                197                 22                 36                 64
               6                  2                 18                 --                  7                  7
        --------           --------           --------           --------           --------           --------
             243                236                505                 65                101                141
              --                 --                 --                 --                 --                 --
        --------           --------           --------           --------           --------           --------
             243                236                505                 65                101                141
        ========           ========           ========           ========           ========           ========
              --                 --                  3                 --                 --                 --
              --                 --                 --                 --                 --                 --
              --                 --                 --                 --                 --                 --
               2                  1                  3                 --                 --                 --
              --                 --                 --                 --                 --                 --
        --------           --------           --------           --------           --------           --------
               2                  1                  6                 --                 --                 --
              --                 --                 --                 --                 --                 --
        --------           --------           --------           --------           --------           --------
               2                  1                  6                 --                 --                 --
        ========           ========           ========           ========           ========           ========

--------------------------------------------------------------------------------


                                                          MAINSTAY VP
                                                          LORD ABBETT       ALGER AMERICAN        AMSOUTH
                                                           DEVELOPING           SMALL             ENHANCED
                                                             GROWTH         CAPITALIZATION         MARKET
                                                        ----------------   ----------------   ----------------
                                                            2002(a)            2002(a)            2002(a)
                                                        ------------------------------------------------------
SERIES IV POLICIES
Units issued on payments received from policyowners...            30                 21                 --
Units redeemed on surrenders..........................            --                 --                 --
Units redeemed on annuity and death benefits..........            --                 --                 --
Units issued (redeemed) on net transfers from (to)
  Fixed Account.......................................            11                 21                 --
Units issued (redeemed) on transfers between
  Investment Divisions................................             1                  4                 --
                                                            --------           --------           --------
  Net increase (decrease).............................            42                 46                 --
Units outstanding, beginning of year..................            --                 --                 --
                                                            --------           --------           --------
Units outstanding, end of year........................            42                 46                 --
                                                            ========           ========           ========
SERIES V POLICIES
Units issued on payments received from policyowners...            --                 --                 --
Units redeemed on surrenders..........................            --                 --                 --
Units redeemed on annuity and death benefits..........            --                 --                 --
Units issued (redeemed) on net transfers from (to)
  Fixed Account.......................................            --                 --                 --
Units issued (redeemed) on transfers between
  Investment Divisions................................            --                 --                 --
                                                            --------           --------           --------
  Net increase (decrease).............................            --                 --                 --
Units outstanding, beginning of year..................            --                 --                 --
                                                            --------           --------           --------
Units outstanding, end of year........................            --                 --                 --
                                                            ========           ========           ========

Not all investment divisions are available under all policies.
(a) For Series IV and V policies, represents the period May 10, 2002 (Commencement of Operations) through December 31, 2002.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------


                                                                                   DREYFUS IP          FIDELITY
        AMSOUTH                                                  CALVERT           TECHNOLOGY            VIP
     INTERNATIONAL         AMSOUTH            AMSOUTH             SOCIAL             GROWTH         CONTRAFUND(R)
         EQUITY           LARGE CAP           MID CAP            BALANCED       (INITIAL SHARES)   (INITIAL CLASS)
    ----------------   ----------------   ----------------   ----------------   ----------------   ----------------
        2002(a)            2002(a)            2002(a)            2002(a)            2002(a)            2002(a)
    ---------------------------------------------------------------------------------------------------------------
              --                 --                 --                 23                 26                222
              --                 --                 --                 --                 --                 (3)
              --                 --                 --                 --                 --                 --
              --                 --                 --                 15                 20                199
              --                 --                 --                 --                  5                  7
        --------           --------           --------           --------           --------           --------
              --                 --                 --                 38                 51                425
              --                 --                 --                 --                 --                 --
        --------           --------           --------           --------           --------           --------
              --                 --                 --                 38                 51                425
        ========           ========           ========           ========           ========           ========
              --                 --                 --                 --                 --                  2
              --                 --                 --                 --                 --                 --
              --                 --                 --                 --                 --                 --
              --                 --                 --                  1                 --                  3
              --                 --                 --                 --                 --                 --
        --------           --------           --------           --------           --------           --------
              --                 --                 --                  1                 --                  5
              --                 --                 --                 --                 --                 --
        --------           --------           --------           --------           --------           --------
              --                 --                 --                  1                 --                  5
        ========           ========           ========           ========           ========           ========

--------------------------------------------------------------------------------


                                                            FIDELITY                            JANUS ASPEN
                                                              VIP            JANUS ASPEN           SERIES
                                                         EQUITY-INCOME          SERIES           WORLDWIDE
                                                        (INITIAL CLASS)        BALANCED            GROWTH
                                                        ----------------   ----------------   ----------------
                                                            2002(a)            2002(a)            2002(a)
                                                        ------------------------------------------------------
SERIES IV POLICIES
Units issued on payments received from policyowners...           177                489                149
Units redeemed on surrenders..........................            (3)                (5)                (1)
Units redeemed on annuity and death benefits..........            --                 (3)                --
Units issued (redeemed) on net transfers from (to)
  Fixed Account.......................................            97                397                114
Units issued (redeemed) on transfers between
  Investment Divisions................................            (1)                 6                  5
                                                            --------           --------           --------
  Net increase (decrease).............................           270                884                267
Units outstanding, beginning of year..................            --                 --                 --
                                                            --------           --------           --------
Units outstanding, end of year........................           270                884                267
                                                            ========           ========           ========
SERIES V POLICIES
Units issued on payments received from policyowners...             5                  5                 --
Units redeemed on surrenders..........................            --                 --                 --
Units redeemed on annuity and death benefits..........            --                 --                 --
Units issued (redeemed) on net transfers from (to)
  Fixed Account.......................................             4                  4                 --
Units issued (redeemed) on transfers between
  Investment Divisions................................            --                 --                 --
                                                            --------           --------           --------
  Net increase (decrease).............................             9                  9                 --
Units outstanding, beginning of year..................            --                 --                 --
                                                            --------           --------           --------
Units outstanding, end of year........................             9                  9                 --
                                                            ========           ========           ========

Not all investment divisions are available under all policies.
(a) For Series IV and V policies, represents the period May 10, 2002 (Commencement of Operations) through December 31, 2002.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------


                                                                                                VAN KAMPEN
       MFS(R)                                     NEUBERGER                                        UIF
     INVESTORS        MFS(R)         MFS(R)         BERMAN                        VAN ECK        EMERGING
       TRUST         RESEARCH      UTILITIES     AMT MID-CAP    T. ROWE PRICE    WORLDWIDE       MARKETS
       SERIES         SERIES         SERIES         GROWTH      EQUITY INCOME   HARD ASSETS       EQUITY
    ------------   ------------   ------------   ------------   -------------   ------------   ------------
      2002(a)        2002(a)        2002(a)        2002(a)         2002(a)        2002(a)        2002(a)
    -------------------------------------------------------------------------------------------------------
            40             25              3              7            191              30             24
            --             --             --             --             (2)             --             (1)
            --             --             --             --             --              --             --
            17             18              1              9            220              20             24
            --              2             --             --             11             (11)            11
      --------       --------       --------       --------       --------        --------       --------
            57             45              4             16            420              39             58
            --             --             --             --             --              --             --
      --------       --------       --------       --------       --------        --------       --------
            57             45              4             16            420              39             58
      ========       ========       ========       ========       ========        ========       ========
            --             --             --             --              8              --             --
            --             --             --             --             --              --             --
            --             --             --             --             --              --             --
            --             --             --             --              6              --             --
            --             --             --             --             --              --             --
      --------       --------       --------       --------       --------        --------       --------
            --             --             --             --             14              --             --
            --             --             --             --             --              --             --
      --------       --------       --------       --------       --------        --------       --------
            --             --             --             --             14              --             --
      ========       ========       ========       ========       ========        ========       ========

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's):
--------------------------------------------------------------------------------

The following table presents financial highlights for each Investment Division as of December 31, 2002, 2001, 2000, 1999 and 1998:


                                                                           MAINSTAY VP
                                                                               BOND
                                                       ----------------------------------------------------
                                                         2002       2001       2000       1999       1998
                                                       ----------------------------------------------------
SERIES I POLICIES (a)
Net Assets.........................................    $216,196   $158,984   $ 85,728   $ 82,561   $ 61,788
Units Outstanding..................................      14,282     11,339      6,588      6,871      4,993
Unit Value.........................................    $  15.14   $  14.02   $  13.01   $  12.02   $  12.37
Total Return.......................................        8.0%       7.8%       8.3%      (2.9%)      7.6%
Ratio of Net Investment Income to Average Net
  Assets...........................................        3.7%       5.0%

SERIES II POLICIES (b)
Net Assets.........................................    $  2,094   $  1,100   $    167   $     --   $     --
Units Outstanding..................................         170         96         16         --         --
Unit Value.........................................    $  12.32   $  11.43   $  10.62   $     --   $     --
Total Return.......................................        7.8%       7.6%       6.2%         --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................        4.0%       4.6%

SERIES III POLICIES (c)
Net Assets.........................................    $ 42,745   $  7,920   $    188   $     --   $     --
Units Outstanding..................................       3,538        706         18         --         --
Unit Value.........................................    $  12.08   $  11.21   $  10.43   $     --   $     --
Total Return.......................................        7.7%       7.5%       4.3%         --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................        6.9%      11.7%

SERIES IV POLICIES (d)
Net Assets.........................................    $  6,150   $     --   $     --   $     --   $     --
Units Outstanding..................................         571         --         --         --         --
Unit Value.........................................    $  10.77   $     --   $     --   $     --   $     --
Total Return.......................................        7.7%         --         --         --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................       17.4%         --

SERIES V POLICIES (e)
Net Assets.........................................    $    137   $     --   $     --   $     --   $     --
Units Outstanding..................................          13         --         --         --         --
Unit Value.........................................    $  10.52   $     --   $     --   $     --   $     --
Total Return.......................................        5.2%         --         --         --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................       21.7%         --

Not all investment divisions are available under all policies.

Annualized percentages are shown for Ratio of Net Investment Income to Average Net Assets for all investment divisions in all periods.

(a) Expenses as a percent of average net assets are 1.40%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(b) Expenses as a percent of average net assets are 1.55%, excluding expenses of the underlying funds, policy service charges and charges for transferring funds between investment divisions.
(c) Expenses as a percent of average net assets are 1.60%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(d) Expenses as a percent of average net assets are 1.45%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(e) Expenses as a percent of average net assets are 1.85%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------


                        MAINSTAY VP                                            MAINSTAY VP
                    CAPITAL APPRECIATION                                     CASH MANAGEMENT
    ----------------------------------------------------   ----------------------------------------------------
      2002       2001       2000       1999       1998       2002       2001       2000       1999       1998
    -----------------------------------------------------------------------------------------------------------
    $330,249   $553,783   $748,887   $657,329   $367,978   $263,444   $260,067   $164,643   $294,243   $121,079
      25,441     29,099     29,793     23,024     15,940    208,084    205,310    133,091    248,786    105,842
    $  12.98   $  19.03   $  25.14   $  28.55   $  23.09   $   1.27   $   1.27   $   1.24   $   1.18   $   1.14
      (31.8%)    (24.3%)    (12.0%)     23.7%      36.2%      (0.1%)      2.4%       4.6%       3.4%       3.7%
       (1.3%)     (1.3%)                                      (0.1%)      2.2%

    $    847   $  1,333   $  1,171   $     --   $     --   $ 27,216   $ 16,214   $  4,180   $     --   $     --
         174        186        123         --         --     25,991     15,454      4,074         --         --
    $   4.88   $   7.17   $   9.48   $     --   $     --   $   1.05   $   1.05   $   1.03   $     --   $     --
      (31.9%)    (24.4%)     (5.2%)        --         --      (0.2%)      2.3%       2.6%         --         --
       (1.5%)     (1.5%)                                      (0.2%)      1.9%

    $ 13,383   $ 11,161   $  1,817   $     --   $     --   $ 68,335   $ 31,624   $  2,635   $     --   $     --
       3,001      1,704        210         --         --     65,803     30,376      2,586         --         --
    $   4.46   $   6.55   $   8.67   $     --   $     --   $   1.04   $   1.04   $   1.02   $     --   $     --
      (31.9%)    (24.5%)    (13.3%)        --         --      (0.3%)      2.1%       1.9%         --         --
       (1.5%)     (1.4%)                                      (0.3%)      1.4%

    $  2,958   $     --   $     --   $     --   $     --   $  4,942   $     --   $     --   $     --   $     --
         396         --         --         --         --      4,949         --         --         --         --
    $   7.46   $     --   $     --   $     --   $     --   $   1.00   $     --   $     --   $     --   $     --
      (25.4%)        --         --         --         --      (0.1%)        --         --         --         --
       (1.0%)        --                                       (0.4%)        --

    $     14   $     --   $     --   $     --   $     --   $    170   $     --   $     --   $     --   $     --
           1         --         --         --         --        170         --         --         --         --
    $   9.20   $     --   $     --   $     --   $     --   $   1.00   $     --   $     --   $     --   $     --
       (8.0%)        --         --         --         --      (0.3%)        --         --         --         --
       (0.8%)        --                                       (0.8%)        --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------


                                                                           MAINSTAY VP
                                                                           CONVERTIBLE
                                                       ----------------------------------------------------
                                                         2002       2001       2000       1999       1998
                                                       ----------------------------------------------------
SERIES I POLICIES (a)
Net Assets.........................................    $132,023   $144,131   $125,337   $ 65,034   $ 38,111
Units Outstanding..................................       9,467      9,385      7,873      3,826      3,139
Unit Value.........................................    $  13.95   $  15.36   $  15.92   $  17.00   $  12.14
Total Return.......................................       (9.2%)     (3.5%)     (6.3%)     40.0%       3.0%
Ratio of Net Investment Income to Average Net
  Assets...........................................        1.3%       2.4%

SERIES II POLICIES (b)
Net Assets.........................................    $  1,651   $  1,733   $  1,356   $     --   $     --
Units Outstanding..................................         209        199        150         --         --
Unit Value.........................................    $   7.89   $   8.71   $   9.04   $     --   $     --
Total Return.......................................       (9.3%)     (3.7%)     (9.6%)        --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................        1.1%       2.3%

SERIES III POLICIES (c)
Net Assets.........................................    $ 20,475   $  9,385   $    703   $     --   $     --
Units Outstanding..................................       2,708      1,125         81         --         --
Unit Value.........................................    $   7.56   $   8.34   $   8.67   $     --   $     --
Total Return.......................................       (9.4%)     (3.8%)     (1.3%)        --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................        2.4%       6.0%

SERIES IV POLICIES (d)
Net Assets.........................................    $  3,675   $     --   $     --   $     --   $     --
Units Outstanding..................................         396         --         --         --         --
Unit Value.........................................    $   9.27   $     --   $     --   $     --   $     --
Total Return.......................................       (7.3%)        --         --         --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................       10.3%         --

SERIES V POLICIES (e)
Net Assets.........................................    $     13   $     --   $     --   $     --   $     --
Units Outstanding..................................           1         --         --         --         --
Unit Value.........................................    $  10.37   $     --   $     --   $     --   $     --
Total Return.......................................        3.7%         --         --         --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................       12.4%         --

Not all investment divisions are available under all policies.

Annualized percentages are shown for Ratio of Net Investment Income to Average Net Assets for all investment divisions in all periods.

(a) Expenses as a percent of average net assets are 1.40%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(b) Expenses as a percent of average net assets are 1.55%, excluding expenses of the underlying funds, policy service charges and charges for transferring funds between investment divisions.
(c) Expenses as a percent of average net assets are 1.60%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(d) Expenses as a percent of average net assets are 1.45%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(e) Expenses as a percent of average net assets are 1.85%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------


        MAINSTAY VP
          EQUITY                              MAINSTAY VP
          INCOME                               GOVERNMENT
    -------------------   ----------------------------------------------------
      2002       2001       2002       2001       2000       1999       1998
    --------------------------------------------------------------------------
    $ 44,528   $ 17,502   $230,480   $115,641   $ 59,775   $ 60,001   $ 39,674
       5,378      1,781     15,260      8,293      4,508      5,008      3,208
    $   8.28   $   9.83   $  15.10   $  13.94   $  13.26   $  11.98   $  12.37
      (15.8%)     (1.7%)      8.3%       5.1%      10.7%      (3.1%)      7.5%
       (0.1%)      0.2%       2.7%       4.0%

    $    549   $    109   $  3,456   $  1,420   $    281   $     --   $     --
          67         11        287        128         27         --         --
    $   8.23   $   9.78   $  12.04   $  11.13   $  10.60   $     --   $     --
      (15.9%)     (2.2%)      8.2%       5.0%       6.0%         --         --
        0.1%       0.9%       3.0%       3.9%

    $ 15,132   $  1,409   $ 45,740   $  8,792   $     47   $     --   $     --
       1,806        141      3,842        798          5         --         --
    $   8.38   $   9.96   $  11.91   $  11.01   $  10.49   $     --   $     --
      (15.9%)     (0.4%)      8.1%       5.0%       5.0%         --         --
        0.5%       1.6%       4.4%       9.1%

    $  3,414   $     --   $  9,291   $     --   $     --   $     --   $     --
         422         --        865         --         --         --         --
    $   8.09   $     --   $  10.74   $     --   $     --   $     --   $     --
      (19.1%)        --       7.4%         --         --         --         --
        2.4%         --      11.6%         --

    $    113   $     --   $    168   $     --   $     --   $     --   $     --
          14         --         16         --         --         --         --
    $   8.19   $     --   $  10.52   $     --   $     --   $     --   $     --
      (18.1%)        --       5.2%         --         --         --         --
        1.7%         --      13.3%         --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------


                                                                           MAINSTAY VP
                                                                          GROWTH EQUITY
                                                       ----------------------------------------------------
                                                         2002       2001       2000       1999       1998
                                                       ----------------------------------------------------
SERIES I POLICIES (a)
Net Assets.........................................    $244,017   $359,198   $419,759   $317,273   $180,165
Units Outstanding..................................      14,959     16,447     15,714     11,321      8,239
Unit Value.........................................    $  16.31   $  21.84   $  26.71   $  28.02   $  21.87
Total Return.......................................      (25.3%)    (18.2%)     (4.7%)     28.2%      24.8%
Ratio of Net Investment Income to Average Net
  Assets...........................................       (0.5%)     (0.7%)

SERIES II POLICIES (b)
Net Assets.........................................    $  1,249   $  1,763   $  1,300   $     --   $     --
Units Outstanding..................................         219        230        139         --         --
Unit Value.........................................    $   5.71   $   7.65   $   9.37   $     --   $     --
Total Return.......................................      (25.4%)    (18.4%)     (6.3%)        --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................       (0.6%)     (0.8%)

SERIES III POLICIES (c)
Net Assets.........................................    $ 21,125   $ 15,827   $  1,542   $     --   $     --
Units Outstanding..................................       3,678      2,054        163         --         --
Unit Value.........................................    $   5.74   $   7.70   $   9.44   $     --   $     --
Total Return.......................................      (25.5%)    (18.4%)     (5.6%)        --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................       (0.4%)     (0.2%)

SERIES IV POLICIES (d)
Net Assets.........................................    $  2,967   $     --   $     --   $     --   $     --
Units Outstanding..................................         367         --         --         --         --
Unit Value.........................................    $   8.08   $     --   $     --   $     --   $     --
Total Return.......................................      (19.2%)        --         --         --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................        3.1%         --

SERIES V POLICIES (e)
Net Assets.........................................    $     19   $     --   $     --   $     --   $     --
Units Outstanding..................................           2         --         --         --         --
Unit Value.........................................    $   9.16   $     --   $     --   $     --   $     --
Total Return.......................................       (8.4%)        --         --         --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................        4.2%         --

Not all investment divisions are available under all policies.

Annualized percentages are shown for Ratio of Net Investment Income to Average Net Assets for all investment divisions in all periods.

(a) Expenses as a percent of average net assets are 1.40%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(b) Expenses as a percent of average net assets are 1.55%, excluding expenses of the underlying funds, policy service charges and charges for transferring funds between investment divisions.
(c) Expenses as a percent of average net assets are 1.60%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(d) Expenses as a percent of average net assets are 1.45%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(e) Expenses as a percent of average net assets are 1.85%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------


                        MAINSTAY VP
                         HIGH YIELD                                            MAINSTAY VP
                       CORPORATE BOND                                         INDEXED EQUITY
    ----------------------------------------------------   ----------------------------------------------------
      2002       2001       2000       1999       1998       2002       2001       2000       1999       1998
    -----------------------------------------------------------------------------------------------------------
    $417,268   $426,004   $374,764   $400,993   $310,120   $447,495   $647,391   $755,167   $684,701   $407,588
      27,478     28,228     25,693     25,509     21,960     27,274     30,265     30,595     24,805     17,575
    $  15.19   $  15.09   $  14.59   $  15.72   $  14.12   $  16.41   $  21.39   $  24.68   $  27.60   $  23.19
        0.6%       3.4%      (7.2%)     11.3%       1.2%     (23.3%)    (13.3%)    (10.6%)     19.0%      26.7%
        9.0%      10.7%                                       (0.2%)     (0.4%)

    $  2,462   $  1,428   $    793   $     --   $     --   $  1,559   $  1,826   $  1,266   $     --   $     --
         255        149         85         --         --        250        224        135         --         --
    $   9.65   $   9.60   $   9.29   $     --   $     --   $   6.23   $   8.14   $   9.40   $     --   $     --
        0.5%       3.3%      (7.1%)        --         --     (23.4%)    (13.4%)     (6.0%)        --         --
       14.1%      12.6%                                       (0.2%)     (0.4%)

    $ 43,111   $ 15,118   $    498   $     --   $     --   $ 37,642   $ 16,799   $  1,988   $     --   $     --
       4,546      1,601         54         --         --      6,206      2,120        217         --         --
    $   9.48   $   9.44   $   9.15   $     --   $     --   $   6.07   $   7.92   $   9.16   $     --   $     --
        0.4%       3.2%      (8.5%)        --         --     (23.5%)    (13.5%)     (8.4%)        --         --
       15.5%      27.1%                                        0.2%       0.7%

    $  7,503   $     --   $     --   $     --   $     --   $  5,417   $     --   $     --   $     --   $     --
         776         --         --         --         --        660         --         --         --         --
    $   9.67   $     --   $     --   $     --   $     --   $   8.20   $     --   $     --   $     --   $     --
       (3.3%)        --         --         --         --     (18.0%)        --         --         --         --
       42.6%         --                                        4.6%         --

    $     66   $     --   $     --   $     --   $     --   $     76   $     --   $     --   $     --   $     --
           6         --         --         --         --          8         --         --         --         --
    $  10.27   $     --   $     --   $     --   $     --   $   9.84   $     --   $     --   $     --   $     --
        2.7%         --         --         --         --      (1.6%)        --         --         --         --
       48.5%         --                                        6.8%         --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------


                                                                           MAINSTAY VP
                                                                       INTERNATIONAL EQUITY
                                                       ----------------------------------------------------
                                                         2002       2001       2000       1999       1998
                                                       ----------------------------------------------------
SERIES I POLICIES (a)
Net Assets.........................................    $ 23,569   $ 19,878   $ 23,737   $ 22,729   $ 15,136
Units Outstanding..................................       1,933      1,537      1,556      1,204      1,012
Unit Value.........................................    $  12.19   $  12.94   $  15.26   $  18.88   $  14.95
Total Return.......................................       (5.7%)    (15.2%)    (19.2%)     26.3%      21.4%
Ratio of Net Investment Income to Average Net
  Assets...........................................        0.1%         --

SERIES II POLICIES (b)
Net Assets.........................................    $    257   $    254   $    169   $     --   $     --
Units Outstanding..................................          34         32         18         --         --
Unit Value.........................................    $   7.45   $   7.92   $   9.35   $     --   $     --
Total Return.......................................       (5.9%)    (15.3%)     (6.5%)        --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................       (1.3%)     (1.0%)

SERIES III POLICIES (c)
Net Assets.........................................    $  3,599   $  1,063   $    111   $     --   $     --
Units Outstanding..................................         481        134         12         --         --
Unit Value.........................................    $   7.48   $   7.95   $   9.40   $     --   $     --
Total Return.......................................       (5.9%)    (15.4%)     (6.0%)        --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................        0.9%       0.2%

SERIES IV POLICIES (d)
Net Assets.........................................    $    707   $     --   $     --   $     --   $     --
Units Outstanding..................................          80         --         --         --         --
Unit Value.........................................    $   8.82   $     --   $     --   $     --   $     --
Total Return.......................................      (11.8%)        --         --         --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................        4.5%         --

SERIES V POLICIES (e)
Net Assets.........................................    $     14   $     --   $     --   $     --   $     --
Units Outstanding..................................           1         --         --         --         --
Unit Value.........................................    $   9.79   $     --   $     --   $     --   $     --
Total Return.......................................       (2.1%)        --         --         --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................        4.7%         --

Not all investment divisions are available under all policies.

Annualized percentages are shown for Ratio of Net Investment Income to Average Net Assets for all investment divisions in all periods.

(a) Expenses as a percent of average net assets are 1.40%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(b) Expenses as a percent of average net assets are 1.55%, excluding expenses of the underlying funds, policy service charges and charges for transferring funds between investment divisions.
(c) Expenses as a percent of average net assets are 1.60%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(d) Expenses as a percent of average net assets are 1.45%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(e) Expenses as a percent of average net assets are 1.85%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------


        MAINSTAY VP           MAINSTAY VP           MAINSTAY VP
          MID CAP               MID CAP              SMALL CAP                            MAINSTAY VP
           CORE                 GROWTH                GROWTH                              TOTAL RETURN
    -------------------   -------------------   -------------------   ----------------------------------------------------
      2002       2001       2002       2001       2002       2001       2002       2001       2000       1999       1998
    ----------------------------------------------------------------------------------------------------------------------
    $ 15,024   $  6,859   $ 11,317   $  7,773   $ 17,889   $ 12,197   $213,473   $296,704   $338,661   $305,978   $203,518
       1,872        734      1,768        855      2,600      1,286     14,813     16,939     17,027     14,509     11,136
    $   8.03   $   9.35   $   6.40   $   9.09   $   6.88   $   9.48   $  14.41   $  17.52   $  19.89   $  21.09   $  18.28
      (14.1%)     (6.5%)    (29.6%)     (9.1%)    (27.4%)     (5.2%)    (17.7%)    (11.9%)     (5.7%)     15.4%      25.4%
       (1.0%)     (1.0%)     (1.4%)     (1.4%)     (1.4%)     (1.4%)      0.9%       1.1%

    $     69   $     --   $    142   $     55   $    267   $    268   $  1,847   $  2,444   $  2,730   $     --   $     --
           8         --         17          5         38         28        278        302        297         --         --
    $   8.67   $  10.00   $   8.19   $  11.65   $   7.07   $   9.76   $   6.64   $   8.09   $   9.20   $     --   $     --
      (13.3%)        --     (29.7%)     16.5%     (27.5%)     (2.4%)    (17.8%)    (12.1%)     (8.0%)        --         --
       (1.1%)        --      (1.6%)     (1.6%)     (1.6%)     (1.6%)      0.8%       1.5%

    $  3,510   $    241   $  3,961   $    365   $  5,362   $    786   $ 11,221   $  5,557   $    495   $     --   $     --
         420         25        606         39        782         83      1,762        717         56         --         --
    $   8.35   $   9.74   $   6.54   $   9.30   $   6.86   $   9.47   $   6.37   $   7.75   $   8.82   $     --   $     --
      (14.3%)     (2.6%)    (29.7%)     (7.0%)    (27.6%)     (5.3%)    (17.9%)    (12.1%)    (11.8%)        --         --
       (0.9%)     (0.3%)     (1.6%)     (1.6%)     (1.6%)     (1.6%)      2.0%       3.6%

    $  1,240   $     --   $  1,392   $     --   $  1,798   $     --   $  2,063   $     --   $     --   $     --   $     --
         152         --        199         --        243         --        236         --         --         --         --
    $   8.14   $     --   $   7.01   $     --   $   7.41   $     --   $   8.73   $     --   $     --   $     --   $     --
      (18.6%)        --     (29.9%)        --     (25.9%)        --     (12.7%)        --         --         --         --
       (0.4%)        --      (1.5%)        --      (1.5%)        --       9.9%         --

    $     10   $     --   $     15   $     --   $     14   $     --   $     12   $     --   $     --   $     --   $     --
           1         --          2         --          2         --          1         --         --         --         --
    $   9.70   $     --   $  10.20   $     --   $   8.31   $     --   $   9.93   $     --   $     --   $     --   $     --
       (3.0%)        --       2.0%         --     (16.9%)        --      (0.7%)        --         --         --         --
       (0.7%)        --      (1.9%)        --      (1.9%)        --      21.3%         --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------


                                                                           MAINSTAY VP
                                                                              VALUE
                                                       ----------------------------------------------------
                                                         2002       2001       2000       1999       1998
                                                       ----------------------------------------------------
SERIES I POLICIES (a)
Net Assets.........................................    $169,824   $213,977   $168,711   $165,397   $157,643
Units Outstanding..................................      11,706     11,482      8,963      9,782     10,004
Unit Value.........................................    $  14.51   $  18.64   $  18.82   $  16.91   $  15.76
Total Return.......................................      (22.2%)     (1.0%)     11.3%       7.3%      (5.5%)
Ratio of Net Investment Income to Average Net
  Assets...........................................          --       0.2%

SERIES II POLICIES (b)
Net Assets.........................................    $    903   $    802   $    239   $     --   $     --
Units Outstanding..................................         106         73         22         --         --
Unit Value.........................................    $   8.49   $  10.92   $  11.04   $     --   $     --
Total Return.......................................      (22.3%)     (1.1%)     10.4%         --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................          --       0.7%

SERIES III POLICIES (c)
Net Assets.........................................    $ 22,026   $ 10,836   $     69   $     --   $     --
Units Outstanding..................................       2,714      1,037          7         --         --
Unit Value.........................................    $   8.11   $  10.44   $  10.57   $     --   $     --
Total Return.......................................      (22.3%)     (1.2%)      5.7%         --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................        0.5%       2.3%

SERIES IV POLICIES (d)
Net Assets.........................................    $  3,870   $     --   $     --   $     --   $     --
Units Outstanding..................................         505         --         --         --         --
Unit Value.........................................    $   7.67   $     --   $     --   $     --   $     --
Total Return.......................................      (23.3%)        --         --         --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................        4.7%         --

SERIES V POLICIES (e)
Net Assets.........................................    $     50   $     --   $     --   $     --   $     --
Units Outstanding..................................           6         --         --         --         --
Unit Value.........................................    $   8.34   $     --   $     --   $     --   $     --
Total Return.......................................      (16.6%)        --         --         --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................        7.0%         --

Not all investment divisions are available under all policies.

Annualized percentages are shown for Ratio of Net Investment Income to Average Net Assets for all investment divisions in all periods.

(a) Expenses as a percent of average net assets are 1.40%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(b) Expenses as a percent of average net assets are 1.55%, excluding expenses of the underlying funds, policy service charges and charges for transferring funds between investment divisions.
(c) Expenses as a percent of average net assets are 1.60%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(d) Expenses as a percent of average net assets are 1.45%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(e) Expenses as a percent of average net assets are 1.85%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------


                        MAINSTAY VP                                            MAINSTAY VP
                      AMERICAN CENTURY                                           DREYFUS
                      INCOME & GROWTH                                      LARGE COMPANY VALUE
    ----------------------------------------------------   ----------------------------------------------------
      2002       2001       2000       1999       1998       2002       2001       2000       1999       1998
    -----------------------------------------------------------------------------------------------------------
    $ 43,336   $ 55,929   $ 60,445   $ 50,328   $ 24,568   $ 34,818   $ 44,680   $ 37,822   $ 25,701   $ 16,599
       5,461      5,593      5,454      3,997      2,263      4,314      4,211      3,356      2,397      1,629
    $   7.94   $  10.00   $  11.08   $  12.59   $  10.86   $   8.07   $  10.61   $  11.27   $  10.72   $  10.19
      (20.6%)     (9.8%)    (12.0%)     16.0%       8.6%     (23.9%)     (5.9%)      5.1%       5.2%       1.9%
       (0.3%)     (0.6%)                                      (0.8%)     (0.6%)

    $    213   $     71   $    154   $     --   $     --   $    309   $    336   $    178   $     --   $     --
          32          9         17         --         --         41         34         17         --         --
    $   6.57   $   8.29   $   9.21   $     --   $     --   $   7.49   $   9.86   $  10.49   $     --   $     --
      (20.8%)    (10.0%)     (7.9%)        --         --     (24.0%)     (6.0%)      4.9%         --         --
        0.2%      (0.7%)                                      (0.9%)     (0.7%)

    $  3,274   $  1,388   $    218   $     --   $     --   $  5,637   $  4,231   $    147   $     --   $     --
         507        170         24         --         --        762        434         14         --         --
    $   6.45   $   8.15   $   9.05   $     --   $     --   $   7.40   $   9.74   $  10.37   $     --   $     --
      (20.8%)     (9.9%)     (9.5%)        --         --     (24.1%)     (6.1%)      3.7%         --         --
        0.1%         --                                       (0.8%)      0.2%

    $    529   $     --   $     --   $     --   $     --   $    810   $     --   $     --   $     --   $     --
          65         --         --         --         --        101         --         --         --         --
    $   8.15   $     --   $     --   $     --   $     --   $   7.99   $     --   $     --   $     --   $     --
      (18.5%)        --         --         --         --     (20.1%)        --         --         --         --
        4.7%         --                                        1.0%         --

    $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --
          --         --         --         --         --         --         --         --         --         --
    $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --
          --         --         --         --         --         --         --         --         --         --
          --         --                                          --         --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------

                                                                           MAINSTAY VP
                                                                           EAGLE ASSET
                                                                            MANAGEMENT
                                                                          GROWTH EQUITY
                                                       ----------------------------------------------------
                                                         2002       2001       2000       1999       1998
                                                       ----------------------------------------------------
SERIES I POLICIES (a)
Net Assets.........................................    $ 82,525   $132,751   $157,719   $ 52,015   $ 16,434
Units Outstanding..................................       8,375      9,537      9,323      2,730      1,408
Unit Value.........................................    $   9.85   $  13.92   $  16.92   $  19.06   $  11.68
Total Return.......................................      (29.2%)    (17.7%)    (11.2%)     63.2%      16.8%
Ratio of Net Investment Income to Average Net
  Assets...........................................       (1.3%)     (1.4%)

SERIES II POLICIES (b)
Net Assets.........................................    $    479   $    537   $    528   $     --   $     --
Units Outstanding..................................          87         69         55         --         --
Unit Value.........................................    $   5.52   $   7.81   $   9.51   $     --   $     --
Total Return.......................................      (29.3%)    (17.9%)     (4.9%)        --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................       (1.5%)     (1.6%)

SERIES III POLICIES (c)
Net Assets.........................................    $  8,998   $  9,015   $  1,686   $     --   $     --
Units Outstanding..................................       1,907      1,350        207         --         --
Unit Value.........................................    $   4.72   $   6.68   $   8.13   $     --   $     --
Total Return.......................................      (29.4%)    (17.8%)    (18.7%)        --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................       (1.5%)     (1.6%)

SERIES IV POLICIES (d)
Net Assets.........................................    $  1,117   $     --   $     --   $     --   $     --
Units Outstanding..................................         141         --         --         --         --
Unit Value.........................................    $   7.90   $     --   $     --   $     --   $     --
Total Return.......................................      (21.0%)        --         --         --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................       (1.1%)        --

SERIES V POLICIES (e)
Net Assets.........................................    $     --   $     --   $     --   $     --   $     --
Units Outstanding..................................          --         --         --         --         --
Unit Value.........................................    $   9.60   $     --   $     --   $     --   $     --
Total Return.......................................       (4.0%)        --         --         --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................          --         --

Not all investment divisions are available under all policies.

Annualized percentages are shown for Ratio of Net Investment Income to Average Net Assets for all investment divisions in all periods.

(a) Expenses as a percent of average net assets are 1.40%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(b) Expenses as a percent of average net assets are 1.55%, excluding expenses of the underlying funds, policy service charges and charges for transferring funds between investment divisions.
(c) Expenses as a percent of average net assets are 1.60%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(d) Expenses as a percent of average net assets are 1.45%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(e) Expenses as a percent of average net assets are 1.85%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------

                        MAINSTAY VP                                               ALGER
                        LORD ABBETT                                              AMERICAN
                         DEVELOPING                                               SMALL
                           GROWTH                                             CAPITALIZATION
    ----------------------------------------------------   ----------------------------------------------------
      2002       2001       2000       1999       1998       2002       2001       2000       1999       1998
    -----------------------------------------------------------------------------------------------------------
    $ 17,566   $ 25,662   $ 29,808   $ 27,072   $ 14,349   $ 44,207   $ 66,445   $ 93,083   $ 51,860   $ 22,802
       2,893      2,959      3,141      2,276      1,573      7,192      7,864      7,657      3,063      1,904
    $   6.07   $   8.67   $   9.49   $  11.89   $   9.12   $   6.15   $   8.45   $  12.16   $  16.93   $  11.97
      (30.0%)     (8.6%)    (20.2%)     30.4%      (8.8%)    (27.3%)    (30.5%)    (28.2%)     41.4%      13.9%
       (1.4%)     (1.4%)                                      (1.4%)     (1.4%)

    $    109   $     52   $     85   $     --   $     --   $    417   $    514   $    588   $     --   $     --
          19          6          9         --         --         97         87         69         --         --
    $   5.83   $   8.33   $   9.13   $     --   $     --   $   4.31   $   5.94   $   8.56   $     --   $     --
      (30.1%)     (8.8%)     (8.7%)        --         --     (27.4%)    (30.6%)    (14.4%)        --         --
       (1.6%)     (1.6%)                                      (1.6%)     (1.5%)

    $  1,601   $    906   $     40   $     --   $     --   $  5,200   $  5,162   $  1,125   $     --   $     --
         273        108          4         --         --      1,299        936        142         --         --
    $   5.86   $   8.38   $   9.19   $     --   $     --   $   4.00   $   5.51   $   7.95   $     --   $     --
      (30.1%)     (8.8%)     (8.1%)        --         --     (27.4%)    (30.7%)    (20.5%)        --         --
       (1.6%)     (1.6%)                                      (1.6%)     (1.6%)

    $    321   $     --   $     --   $     --   $     --   $    376   $     --   $     --   $     --   $     --
          42         --         --         --         --         46         --         --         --         --
    $   7.72   $     --   $     --   $     --   $     --   $   8.19   $     --   $     --   $     --   $     --
      (22.8%)        --         --         --         --     (18.1%)        --         --         --         --
       (1.5%)        --                                       (1.5%)        --

    $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --
          --         --         --         --         --         --         --         --         --         --
    $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --
          --         --         --         --         --         --         --         --         --         --
          --         --                                          --         --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------


                                                                 AMSOUTH             AMSOUTH             AMSOUTH
                                                                ENHANCED          INTERNATIONAL           LARGE
                                                                 MARKET              EQUITY                CAP
                                                            -----------------   -----------------   -----------------
                                                             2002      2001      2002      2001      2002      2001
                                                            ---------------------------------------------------------
SERIES I POLICIES (a)
Net Assets..............................................    $    --   $    --   $    --   $    --   $    --   $    --
Units Outstanding.......................................         --        --        --        --        --        --
Unit Value..............................................    $    --   $    --   $    --   $    --   $    --   $    --
Total Return............................................         --        --        --        --        --        --
Ratio of Net Investment Income to Average Net Assets....         --        --        --        --        --        --

SERIES II POLICIES (b)
Net Assets..............................................    $    --   $    --   $    --   $    --   $    --   $    --
Units Outstanding.......................................         --        --        --        --        --        --
Unit Value..............................................    $    --   $    --   $    --   $    --   $    --   $    --
Total Return............................................         --        --        --        --        --        --
Ratio of Net Investment Income to Average Net Assets....         --        --        --        --        --        --

SERIES III POLICIES (c)
Net Assets..............................................    $ 1,562   $ 1,112   $   139   $   116   $ 2,526   $ 1,883
Units Outstanding.......................................        239       127        21        14       385       216
Unit Value..............................................    $  6.53   $  8.75   $  6.71   $  8.16   $  6.57   $  8.72
Total Return............................................     (25.4%)   (12.5%)   (17.7%)   (18.4%)   (24.7%)   (12.8%)
Ratio of Net Investment Income to Average Net Assets....      (1.1%)    (1.5%)    (1.3%)    (1.6%)    (1.4%)    (1.6%)

SERIES IV POLICIES (d)
Net Assets..............................................    $    --   $    --   $    --   $    --   $    --   $    --
Units Outstanding.......................................         --        --        --        --        --        --
Unit Value..............................................    $    --   $    --   $    --   $    --   $    --   $    --
Total Return............................................         --        --        --        --        --        --
Ratio of Net Investment Income to Average Net Assets....         --        --        --        --        --        --

SERIES V POLICIES (e)
Net Assets..............................................    $    --   $    --   $    --   $    --   $    --   $    --
Units Outstanding.......................................         --        --        --        --        --        --
Unit Value..............................................    $    --   $    --   $    --   $    --   $    --   $    --
Total Return............................................         --        --        --        --        --        --
Ratio of Net Investment Income to Average Net Assets....         --        --        --        --        --        --

Not all investment divisions are available under all policies.

Annualized percentages are shown for Ratio of Net Investment Income to Average Net Assets for all investment divisions in all periods.

(a) Expenses as a percent of average net assets are 1.40%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(b) Expenses as a percent of average net assets are 1.55%, excluding expenses of the underlying funds, policy service charges and charges for transferring funds between investment divisions.
(c) Expenses as a percent of average net assets are 1.60%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(d) Expenses as a percent of average net assets are 1.45%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(e) Expenses as a percent of average net assets are 1.85%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------

                                                                                     DREYFUS IP
                                                CALVERT                              TECHNOLOGY
          AMSOUTH                                SOCIAL                                GROWTH
          MID CAP                               BALANCED                          (INITIAL SHARES)
    -------------------   ----------------------------------------------------   -------------------
      2002       2001       2002       2001       2000       1999       1998       2002       2001
    ------------------------------------------------------------------------------------------------
    $     --   $     --   $ 23,139   $ 27,380   $ 26,540   $ 18,487   $ 10,047   $  4,790   $  3,197
          --         --      1,627      1,668      1,484        987        594        815        325
    $     --   $     --   $  14.22   $  16.41   $  17.89   $  18.72   $  16.92   $   5.88   $   9.84
          --         --     (13.4%)     (8.3%)     (4.5%)     10.7%      14.7%     (40.3%)     (1.6%)
          --         --       1.3%       2.5%                                       (1.4%)     (1.4%)

    $     --   $     --   $    111   $     98   $    103   $     --   $     --   $    156   $     23
          --         --         15         11         11         --         --         22          2
    $     --   $     --   $   7.42   $   8.57   $   9.36   $     --   $     --   $   7.18   $  12.03
          --         --     (13.5%)     (8.4%)     (6.4%)        --         --     (40.3%)     20.3%
          --         --       1.5%       2.0%                                       (1.6%)     (1.6%)

    $    826   $    515   $  3,779   $  1,957   $    177   $     --   $     --   $  2,060   $    587
         146         70        524        235         19         --         --        344         58
    $   5.66   $   7.38   $   7.21   $   8.34   $   9.10   $     --   $     --   $   5.98   $  10.03
      (23.2%)    (26.2%)    (13.5%)     (8.4%)     (9.0%)        --         --     (40.4%)      0.3%
       (1.6%)     (1.6%)      2.5%       5.7%                                       (1.6%)     (1.6%)

    $     --   $     --   $    352   $     --   $     --   $     --   $     --   $    367   $     --
          --         --         38         --         --         --         --         51         --
    $     --   $     --   $   9.23   $     --   $     --   $     --   $     --   $   7.16   $     --
          --         --      (7.7%)        --         --         --         --     (28.4%)        --
          --         --       8.8%         --                                       (1.5%)        --

    $     --   $     --   $      5   $     --   $     --   $     --   $     --   $     --   $     --
          --         --          1         --         --         --         --         --         --
    $     --   $     --   $  10.08   $     --   $     --   $     --   $     --   $     --   $     --
          --         --       0.8%         --         --         --         --         --         --
          --         --      22.7%         --                                          --         --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------

                                                                             FIDELITY
                                                                               VIP
                                                                          CONTRAFUND(R)
                                                                         (INITIAL CLASS)
                                                       ----------------------------------------------------
                                                         2002       2001       2000       1999       1998
                                                       ----------------------------------------------------
SERIES I POLICIES (a)
Net Assets.........................................    $238,091   $279,422   $319,564   $245,305   $117,113
Units Outstanding..................................      16,358     17,160     16,983     12,004      7,022
Unit Value.........................................    $  14.56   $  16.28   $  18.82   $  20.44   $  16.68
Total Return.......................................      (10.6%)    (13.5%)     (7.9%)     22.5%      28.2%
Ratio of Net Investment Income to Average Net
  Assets...........................................       (0.6%)     (0.6%)

SERIES II POLICIES (b)
Net Assets.........................................    $    981   $    883   $    452   $     --   $     --
Units Outstanding..................................         128        103         46         --         --
Unit Value.........................................    $   7.66   $   8.58   $   9.93   $     --   $     --
Total Return.......................................      (10.7%)    (13.6%)     (0.7%)        --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................       (0.8%)     (1.0%)

SERIES III POLICIES (c)
Net Assets.........................................    $ 19,347   $  9,054   $  1,410   $     --   $     --
Units Outstanding..................................       2,627      1,097        147         --         --
Unit Value.........................................    $   7.37   $   8.26   $   9.56   $     --   $     --
Total Return.......................................      (10.8%)    (13.6%)     (4.4%)        --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................       (1.0%)     (1.3%)

SERIES IV POLICIES (d)
Net Assets.........................................    $  3,664   $     --   $     --   $     --   $     --
Units Outstanding..................................         425         --         --         --         --
Unit Value.........................................    $   8.63   $     --   $     --   $     --   $     --
Total Return.......................................      (13.7%)        --         --         --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................       (1.5%)        --

SERIES V POLICIES (e)
Net Assets.........................................    $     53   $     --   $     --   $     --   $     --
Units Outstanding..................................           5         --         --         --         --
Unit Value.........................................    $  10.30   $     --   $     --   $     --   $     --
Total Return.......................................        3.0%         --         --         --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................       (1.9%)        --

Not all investment divisions are available under all policies.

Annualized percentages are shown for Ratio of Net Investment Income to Average Net Assets for all investment divisions in all periods.

(a) Expenses as a percent of average net assets are 1.40%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(b) Expenses as a percent of average net assets are 1.55%, excluding expenses of the underlying funds, policy service charges and charges for transferring funds between investment divisions.
(c) Expenses as a percent of average net assets are 1.60%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(d) Expenses as a percent of average net assets are 1.45%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(e) Expenses as a percent of average net assets are 1.85%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------

                          FIDELITY
                            VIP                                                JANUS ASPEN
                       EQUITY-INCOME                                              SERIES
                      (INITIAL CLASS)                                            BALANCED
    ----------------------------------------------------   ----------------------------------------------------
      2002       2001       2000       1999       1998       2002       2001       2000       1999       1998
    -----------------------------------------------------------------------------------------------------------
    $144,348   $175,541   $158,987   $123,982   $ 84,984   $534,854   $607,299   $598,090   $338,125   $104,735
      11,548     11,501      9,762      8,139      5,850     31,372     32,862     30,425     16,575      6,418
    $  12.50   $  15.26   $  16.29   $  15.23   $  14.53   $  17.05   $  18.48   $  19.66   $  20.40   $  16.32
      (18.1%)     (6.3%)      6.9%       4.9%      10.1%      (7.7%)     (6.0%)     (3.6%)     25.0%      32.4%
        0.3%       0.2%                                        1.0%       1.3%

    $    626   $    529   $    286   $     --   $     --   $  2,506   $  2,538   $  1,636   $     --   $     --
          77         53         27         --         --        283        264        160         --         --
    $   8.15   $   9.97   $  10.65   $     --   $     --   $   8.85   $   9.61   $  10.24   $     --   $     --
      (18.2%)     (6.4%)      6.5%         --         --      (7.9%)     (6.2%)      2.4%         --         --
          --      (0.3%)                                       0.9%       1.4%

    $ 20,493   $ 12,157   $    275   $     --   $     --   $ 54,824   $ 26,039   $  2,842   $     --   $     --
       2,552      1,237         26         --         --      6,575      2,875        294         --         --
    $   8.03   $   9.83   $  10.51   $     --   $     --   $   8.34   $   9.06   $   9.65   $     --   $     --
      (18.3%)     (6.5%)      5.1%         --         --      (7.9%)     (6.1%)     (3.5%)        --         --
       (0.3%)     (1.4%)                                       1.5%       2.4%

    $  2,204   $     --   $     --   $     --   $     --   $  8,129   $     --   $     --   $     --   $     --
         270         --         --         --         --        884         --         --         --         --
    $   8.15   $     --   $     --   $     --   $     --   $   9.19   $     --   $     --   $     --   $     --
      (18.5%)        --         --         --         --      (8.1%)        --         --         --         --
       (1.5%)        --                                        4.2%         --

    $     72   $     --   $     --   $     --   $     --   $     82   $     --   $     --   $     --   $     --
           9         --         --         --         --          9         --         --         --         --
    $   8.24   $     --   $     --   $     --   $     --   $   9.57   $     --   $     --   $     --   $     --
      (17.6%)        --         --         --         --      (4.3%)        --         --         --         --
       (1.9%)        --                                        3.2%         --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------

                                                                         JANUS ASPEN
                                                                            SERIES
                                                                          WORLDWIDE
                                                                            GROWTH
                                                     ----------------------------------------------------
                                                       2002       2001       2000       1999       1998
                                                     ----------------------------------------------------
SERIES I POLICIES (a)
Net Assets.........................................  $250,712   $385,523   $506,390   $329,694   $124,614
Units Outstanding..................................    20,859     23,563     23,672     12,816      7,855
Unit Value.........................................  $  12.02   $  16.36   $  21.39   $  25.73   $  15.86
Total Return.......................................    (26.5%)    (23.5%)    (16.8%)     62.2%      27.1%
Ratio of Net Investment Income to Average Net
  Assets...........................................     (0.5%)     (0.9%)

SERIES II POLICIES (b)
Net Assets.........................................  $  1,024   $  1,111   $  1,165   $     --   $     --
Units Outstanding..................................       199        159        127         --         --
Unit Value.........................................  $   5.13   $   7.00   $   9.16   $     --   $     --
Total Return.......................................    (26.6%)    (23.6%)     (8.4%)        --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................     (0.9%)     (1.1%)

SERIES III POLICIES (c)
Net Assets.........................................  $ 13,227   $ 11,124   $  2,806   $     --   $     --
Units Outstanding..................................     2,806      1,730        333         --         --
Unit Value.........................................  $   4.71   $   6.43   $   8.42   $     --   $     --
Total Return.......................................    (26.7%)    (23.6%)    (15.8%)        --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................     (0.6%)     (0.9%)

SERIES IV POLICIES (d)
Net Assets.........................................  $  2,078   $     --   $     --   $     --   $     --
Units Outstanding..................................       267         --         --         --         --
Unit Value.........................................  $   7.79   $     --   $     --   $     --   $     --
Total Return.......................................    (22.1%)        --         --         --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................      1.0%         --

SERIES V POLICIES (e)
Net Assets.........................................  $     --   $     --   $     --   $     --   $     --
Units Outstanding..................................        --         --         --         --         --
Unit Value.........................................  $   9.96   $     --   $     --   $     --   $     --
Total Return.......................................     (0.4%)        --         --         --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................        --         --

Not all investment divisions are available under all policies.

Annualized percentages are shown for Ratio of Net Investment Income to Average Net Assets for all investment divisions in all periods.

(a) Expenses as a percent of average net assets are 1.40%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(b) Expenses as a percent of average net assets are 1.55%, excluding expenses of the underlying funds, policy service charges and charges for transferring funds between investment divisions.
(c) Expenses as a percent of average net assets are 1.60%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(d) Expenses as a percent of average net assets are 1.45%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(e) Expenses as a percent of average net assets are 1.85%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------

                           MFS(R)
                         INVESTORS                                                MFS(R)
                           TRUST                                                 RESEARCH
                           SERIES                                                 SERIES
    ----------------------------------------------------   ----------------------------------------------------
      2002       2001       2000       1999       1998       2002       2001       2000       1999       1998
    -----------------------------------------------------------------------------------------------------------
    $ 22,189   $ 29,963   $ 29,503   $ 18,732   $  4,598   $ 29,511   $ 46,896   $ 50,417   $ 13,236   $  2,729
       3,138      3,303      2,695      1,685        435      4,107      4,857      4,054        999        252
    $   7.07   $   9.07   $  10.95   $  11.12   $  10.57   $   7.19   $   9.66   $  12.44   $  13.25   $  10.83
      (22.1%)    (17.2%)     (1.5%)      5.2%       5.7%     (25.6%)    (22.4%)     (6.2%)     22.3%       8.3%
       (0.8%)     (0.9%)                                      (1.1%)     (1.4%)

    $    260   $    231   $    102   $     --   $     --   $    270   $    376   $    586   $     --   $     --
          41         29         11         --         --         53         55         66         --         --
    $   6.28   $   8.07   $   9.75   $     --   $     --   $   5.10   $   6.87   $   8.86   $     --   $     --
      (22.2%)    (17.2%)     (2.5%)        --         --     (25.7%)    (22.5%)    (11.4%)        --         --
       (1.0%)     (1.2%)                                      (1.3%)     (1.5%)

    $  4,309   $  4,146   $    305   $     --   $     --   $  4,401   $  5,269   $  1,516   $     --   $     --
         698        522         32         --         --        900        801        179         --         --
    $   6.18   $   7.94   $   9.60   $     --   $     --   $   4.89   $   6.58   $   8.49   $     --   $     --
      (22.2%)    (17.3%)     (4.0%)        --         --     (25.7%)    (22.5%)    (15.1%)        --         --
       (1.1%)     (1.4%)                                      (1.3%)     (1.6%)

    $    463   $     --   $     --   $     --   $     --   $    357   $     --   $     --   $     --   $     --
          57         --         --         --         --         45         --         --         --         --
    $   8.14   $     --   $     --   $     --   $     --   $   7.89   $     --   $     --   $     --   $     --
      (18.6%)        --         --         --         --     (21.1%)        --         --         --         --
       (1.5%)        --                                       (1.5%)        --

    $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --
          --         --         --         --         --         --         --         --         --         --
    $     --   $     --   $     --   $     --   $     --   $   9.65   $     --   $     --   $     --   $     --
          --         --         --         --         --      (3.5%)        --         --         --         --
          --         --                                       (1.9%)        --


           MFS(R)
          UTILITIES
           SERIES
     -------------------
       2002       2001
     -------------------
     $    299   $    135
           45         15
     $   6.72   $   8.83
       (23.8%)    (11.7%)
         1.0%      (1.4%)
     $     10   $     --
            1         --
     $   7.93   $  10.43
       (23.9%)      4.3%
        (1.2%)     (1.6%)
     $    390   $    258
           62         31
     $   6.35   $   8.35
       (24.0%)    (16.5%)
         1.4%      (1.6%)
     $     41   $     --
            4         --
     $  10.18   $     --
         1.8%         --
        (1.5%)        --
     $     --   $     --
           --         --
     $     --   $     --
           --         --
           --         --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------

                                                            NEUBERGER
                                                             BERMAN
                                                               AMT                              T. ROWE PRICE
                                                             MID-CAP                                EQUITY
                                                             GROWTH                                 INCOME
                                                       -------------------   ----------------------------------------------------
                                                         2002       2001       2002       2001       2000       1999       1998
                                                       --------------------------------------------------------------------------
SERIES I POLICIES (a)
Net Assets.........................................    $  1,673   $    464   $ 89,634   $ 85,476   $ 42,484   $ 24,724   $ 10,082
Units Outstanding..................................         249         48      9,056      7,398      3,679      2,387        995
Unit Value.........................................    $   6.72   $   9.64   $   9.90   $  11.55   $  11.55   $  10.36   $  10.13
Total Return.......................................      (30.3%)     (3.6%)    (14.3%)        --      11.5%       2.3%       1.3%
Ratio of Net Investment Income to Average Net
  Assets...........................................       (1.4%)     (1.4%)      0.3%       0.2%

SERIES II POLICIES (b)
Net Assets.........................................    $     26   $      1   $  1,044   $    902   $    146   $     --   $     --
Units Outstanding..................................           4         --        110         81         13         --         --
Unit Value.........................................    $   6.94   $   9.98   $   9.47   $  11.07   $  11.08   $     --   $     --
Total Return.......................................      (30.4%)     (0.2%)    (14.5%)        --      10.8%         --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................       (1.6%)     (1.6%)      0.1%         --

SERIES III POLICIES (c)
Net Assets.........................................    $  1,192   $    184   $ 22,371   $  9,712   $     98   $     --   $     --
Units Outstanding..................................         171         18      2,412        895          9         --         --
Unit Value.........................................    $   6.99   $  10.05   $   9.27   $  10.85   $  10.86   $     --   $     --
Total Return.......................................      (30.5%)      0.5%     (14.5%)        --       8.6%         --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................       (1.6%)     (1.6%)      0.3%       0.3%

SERIES IV POLICIES (d)
Net Assets.........................................    $    156   $     --   $  3,453   $     --   $     --   $     --   $     --
Units Outstanding..................................          16         --        420         --         --         --         --
Unit Value.........................................    $   9.68   $     --   $   8.22   $     --   $     --   $     --   $     --
Total Return.......................................       (3.2%)        --     (17.8%)        --         --         --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................       (1.5%)        --       1.6%         --

SERIES V POLICIES (e)
Net Assets.........................................    $     --   $     --   $    117   $     --   $     --   $     --   $     --
Units Outstanding..................................          --         --         14         --         --         --         --
Unit Value.........................................    $   9.42   $     --   $   8.41   $     --   $     --   $     --   $     --
Total Return.......................................       (5.8%)        --     (15.9%)        --         --         --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................       (1.9%)        --       0.8%         --

Not all investment divisions are available under all policies.

Annualized percentages are shown for Ratio of Net Investment Income to Average Net Assets for all investment divisions in all periods.

(a) Expenses as a percent of average net assets are 1.40%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(b) Expenses as a percent of average net assets are 1.55%, excluding expenses of the underlying funds, policy service charges and charges for transferring funds between investment divisions.
(c) Expenses as a percent of average net assets are 1.60%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(d) Expenses as a percent of average net assets are 1.45%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(e) Expenses as a percent of average net assets are 1.85%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------

                        VAN ECK                                         VAN KAMPEN
                       WORLDWIDE                                            UIF
                         HARD                                        EMERGING MARKETS
                        ASSETS                                            EQUITY
    -----------------------------------------------   -----------------------------------------------
     2002      2001      2000      1999      1998      2002      2001      2000      1999      1998
    -------------------------------------------------------------------------------------------------
    $ 6,351   $ 3,510   $ 4,929   $ 2,066   $   424   $22,764   $25,016   $28,721   $23,677   $ 6,216
        714       378       469       216        53     3,213     3,172     3,358     1,659       841
    $  8.89   $  9.28   $ 10.51   $  9.57   $  8.02   $  7.09   $  7.89   $  8.55   $ 14.27   $  7.40
      (4.2%)   (11.7%)     9.9%     19.3%    (19.8%)   (10.2%)    (7.7%)   (40.1%)    93.0%    (25.2%)
      (0.9%)       --                                   (1.4%)    (1.4%)

    $    49   $    29   $    25   $    --   $    --   $   109   $ 5,828   $    38   $    --   $    --
          6         3         2        --        --        21     1,019         6        --        --
    $  8.83   $  9.24   $ 10.48   $    --   $    --   $  5.12   $  5.72   $  6.21   $    --   $    --
      (4.3%)   (11.8%)     4.8%        --        --    (10.4%)    (7.9%)   (37.9%)       --        --
      (1.3%)     2.2%                                   (1.6%)    (1.6%)

    $ 2,229   $   238   $    53   $    --   $    --   $ 2,432   $   594   $    54   $    --   $    --
        249        25         5        --        --       408        89         7        --        --
    $  8.96   $  9.37   $ 10.63   $    --   $    --   $  5.96   $  6.64   $  7.22   $    --   $    --
      (4.4%)   (11.9%)     6.3%        --        --    (10.3%)    (8.0%)   (27.8%)       --        --
      (1.4%)    (0.5%)                                  (1.6%)    (1.6%)

    $   326   $    --   $    --   $    --   $    --   $   456   $    --   $    --   $    --   $    --
         39        --        --        --        --        58        --        --        --        --
    $  8.42   $    --   $    --   $    --   $    --   $  7.88   $    --   $    --   $    --   $    --
     (15.8%)       --        --        --        --    (21.2%)       --        --        --        --
      (1.5%)       --                                   (1.5%)       --

    $    --   $    --   $    --   $    --   $    --   $    --   $    --   $    --   $    --   $    --
         --        --        --        --        --        --        --        --        --        --
    $    --   $    --   $    --   $    --   $    --   $    --   $    --   $    --   $    --   $    --
         --        --        --        --        --        --        --        --        --        --
         --        --                                      --        --

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------
To the Board of Directors of New York Life Insurance and
Annuity Corporation and the Variable Annuity Separate Account-III Policyowners:

In our opinion, the accompanying statement of assets and liabilities and the related statement of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the MainStay VP Bond, MainStay VP Capital Appreciation, MainStay VP Cash Management, MainStay VP Convertible, MainStay VP Equity Income, MainStay VP Government, MainStay VP Growth Equity, MainStay VP High Yield Corporate Bond, MainStay VP Indexed Equity, MainStay VP International Equity, MainStay VP Mid Cap Core, MainStay VP Mid Cap Growth, MainStay VP Small Cap Growth, MainStay VP Total Return, MainStay VP Value, MainStay VP American Century Income and Growth, MainStay VP Dreyfus Large Company Value, MainStay VP Eagle Asset Management Growth Equity, MainStay VP Lord Abbett Developing Growth, Alger American Small Capitalization, AmSouth Enhanced Market, AmSouth International Equity, AmSouth Large Cap, AmSouth Mid Cap, Calvert Social Balanced, Dreyfus IP Technology Growth (Initial Shares), Fidelity VIP Contrafund(R) (Initial Class), Fidelity VIP Equity-Income (Initial Class), Janus Aspen Series Balanced, Janus Aspen Series Worldwide Growth, MFS(R) Investors Trust Series (formerly, "MFS(R) Growth With Income Series"), MFS(R) Research Series, MFS(R) Utilities Series, Neuberger Berman AMT Mid-Cap Growth, T. Rowe Price Equity Income, Van Eck Worldwide Hard Assets and Van Kampen UIF Emerging Markets Equity (formerly, "Morgan Stanley UIF Emerging Markets Equity") Investment Divisions (constituting the NYLIAC Variable Annuity Separate Account-III) at December 31, 2002, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2002 by correspondence with the funds, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
February 20, 2003

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                              FINANCIAL STATEMENTS
                           DECEMBER 31, 2002 AND 2001

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                                 BALANCE SHEET

                                                                 DECEMBER 31,
                                                              ------------------
                                                               2002       2001
                                                              -------    -------
                                                                (IN MILLIONS)
ASSETS
Fixed maturities
  Available for sale, at fair value                           $24,515    $19,657
Equity securities
  Available for sale, at fair value                                70         95
Mortgage loans                                                  2,389      2,138
Policy loans                                                      577        575
Other investments                                                 739        917
                                                              -------    -------
     Total investments                                         28,290     23,382

Cash and cash equivalents                                       1,362        790
Deferred policy acquisition costs                               1,781      1,887
Interest in annuity contracts                                   2,958      2,512
Other assets                                                    1,440        518
Separate account assets                                         9,245     10,418
                                                              -------    -------
     Total assets                                             $45,076    $39,507
                                                              =======    =======
LIABILITIES AND STOCKHOLDER'S EQUITY
Policyholders' account balances                               $25,260    $20,949
Future policy benefits                                            967        678
Policy claims                                                     103        107
Obligations under structured settlement agreements              2,958      2,512
Other liabilities                                               3,280      2,177
Separate account liabilities                                    9,154     10,339
                                                              -------    -------
     Total liabilities                                         41,722     36,762
                                                              -------    -------

STOCKHOLDER'S EQUITY
Capital stock -- par value $10,000
  (20,000 shares authorized, 2,500 issued and outstanding)         25         25
Additional paid in capital                                        910        780
Accumulated other comprehensive income                            451        104
Retained earnings                                               1,968      1,836
                                                              -------    -------
     Total stockholder's equity                                 3,354      2,745
                                                              -------    -------
     Total liabilities and stockholder's equity               $45,076    $39,507
                                                              =======    =======

                See accompanying notes to financial statements.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                              STATEMENT OF INCOME

                                                               YEAR ENDED DECEMBER 31,
                                                              --------------------------
                                                               2002      2001      2000
                                                              ------    ------    ------
                                                                    (IN MILLIONS)
REVENUES
  Premiums                                                    $  144    $  235    $  144
  Fees -- universal life and annuity policies                    546       509       530
  Net investment income                                        1,647     1,452     1,315
  Net investment losses                                          (49)      (50)      (39)
  Other income                                                    16         9        10
                                                              ------    ------    ------
     Total revenues                                            2,304     2,155     1,960
                                                              ------    ------    ------
EXPENSES
  Interest credited to policyholders' account balances         1,280     1,133       971
  Policyholder benefits                                          305       354       330
  Operating expenses                                             554       536       503
                                                              ------    ------    ------
     Total expenses                                            2,139     2,023     1,804
                                                              ------    ------    ------
Income before income taxes and cumulative effect of a change in
  accounting principle                                           165       132       156
Income tax (benefit)/expense                                      (1)       31        53
                                                              ------    ------    ------
Income before cumulative effect of a change in accounting
  principle                                                      166       101       103
Cumulative effect of a change in accounting principle (net
  of income tax expense of $8 million)                            --        14        --
                                                              ------    ------    ------
NET INCOME                                                    $  166    $  115    $  103
                                                              ======    ======    ======

                See accompanying notes to financial statements.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                       STATEMENT OF STOCKHOLDER'S EQUITY
                   YEARS ENDED DECEMBER 31, 2002, 2001, 2000

                                                                                    ACCUMULATED
                                                         ADDITIONAL                    OTHER            TOTAL
                                              CAPITAL     PAID IN      RETAINED    COMPREHENSIVE    STOCKHOLDER'S
                                               STOCK      CAPITAL      EARNINGS    INCOME (LOSS)       EQUITY
                                              -------    ----------    --------    -------------    -------------
BALANCE AT JANUARY 1, 2000                      $25         $480        $1,618         $(191)          $1,932
Comprehensive income:
  Net income                                                               103                            103
     Other comprehensive income, net of tax:
       Unrealized investment gains, net of
          related offsets, reclassification
          adjustments and income taxes                                                   160              160
                                                                                                       ------
Total comprehensive income                                                                                263
                                                ---         ----        ------         -----           ------
BALANCE AT DECEMBER 31, 2000                     25          480         1,721           (31)           2,195
Comprehensive income:
  Net income                                                               115                            115
     Cumulative effect of a change in
       accounting principle, net of tax                                                   (2)              (2)
     Unrealized investment gains, net of
       related offsets, reclassification
       adjustments and income taxes                                                      137              137
                                                                                                       ------
  Other comprehensive income                                                                              135
                                                                                                       ------
Total comprehensive income                                                                                250
  Capital contribution                                       300                                          300
                                                ---         ----        ------         -----           ------
BALANCE AT DECEMBER 31, 2001                     25          780         1,836           104            2,745
Comprehensive income:
  Net income                                                               166                            166
     Unrealized investment gains, net of
       related offsets, reclassification
       adjustments and income taxes                                                      350              350
                                                                                                       ------
  Other comprehensive income                                                                              350
                                                                                                       ------
Total comprehensive income                                                                                516
  Capital contribution                                       130                                          130
  Transfer of Taiwan branch net assets to
     an affiliated company (See Note 12 --
     Related Party Transactions)                                           (34)           (3)             (37)
                                                ---         ----        ------         -----           ------
BALANCE AT DECEMBER 31, 2002                    $25         $910        $1,968         $ 451           $3,354
                                                ===         ====        ======         =====           ======

                See accompanying notes to financial statements.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                            STATEMENT OF CASH FLOWS

                                                                  YEAR ENDED DECEMBER 31,
                                                              --------------------------------
                                                                2002        2001        2000
                                                              --------    --------    --------
                                                                       (IN MILLIONS)
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income                                                  $    166    $    115    $    103
  Adjustments to reconcile net income to net cash provided
     by operating activities:
     Depreciation and amortization                                 (12)        (36)        (21)
     Net capitalization of deferred policy acquisition costs      (441)       (380)       (304)
     Annuity and universal life fees                              (257)       (227)       (233)
     Interest credited to policyholders' account balances        1,292       1,133         971
     Net investment losses                                          49          50          39
     Deferred income taxes                                          (1)         21          54
     Cumulative effect of a change in accounting principle          --         (14)         --
     (Increase) decrease in:
       Net separate accounts assets and liabilities                 --         (35)         22
       Other assets and other liabilities                          112          98         (64)
       Trading securities                                           29          --          --
     Increase (decrease) in:
       Policy claims                                                (4)         34           4
       Future policy benefits                                      170         186         147
                                                              --------    --------    --------
          NET CASH PROVIDED BY OPERATING ACTIVITIES              1,103         945         718
                                                              --------    --------    --------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Proceeds from:
     Sale of available for sale fixed maturities                24,951      28,757       8,161
     Maturity of available for sale fixed maturities             1,090       1,902       1,497
     Maturity of held to maturity fixed maturities                  --          --          73
     Sale of equity securities                                      38         109          74
     Repayment of mortgage loans                                   466         322         354
     Sale of other investments                                     206          58          65
  Cost of:
     Available for sale fixed maturities acquired              (30,915)    (33,811)    (11,031)
     Held to maturity fixed maturities acquired                     --          --         (17)
     Equity securities acquired                                    (66)       (112)       (113)
     Mortgage loans acquired                                      (791)       (469)       (439)
     Other investments acquired                                    (21)       (715)       (216)
  Policy loans (net)                                               (27)        (32)        (33)
  Increase (decrease) in loaned securities                         747          23         422
  Securities sold under agreements to repurchase (net)             514         153        (488)
                                                              --------    --------    --------
          NET CASH USED IN INVESTING ACTIVITIES                 (3,808)     (3,815)     (1,691)
                                                              --------    --------    --------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Policyholders' account balances:
     Deposits                                                    5,351       4,525       2,000
     Withdrawals                                                (1,501)     (1,396)     (1,026)
     Net transfers from (to) the separate accounts                (585)       (536)       (318)
  Transfer of Taiwan branch cash to an affiliated company         (116)         --          --
  Capital contribution received from parent                        130         300          --
                                                              --------    --------    --------
          NET CASH PROVIDED BY FINANCING ACTIVITIES              3,279       2,893         656
                                                              --------    --------    --------
  Effect of exchange rate changes on cash and cash
     equivalents                                                    (2)         --          (3)
                                                              --------    --------    --------
Net increase (decrease) in cash and cash equivalents               572          23        (320)
                                                              --------    --------    --------
Cash and cash equivalents, beginning of year                       790         767       1,087
                                                              --------    --------    --------
CASH AND CASH EQUIVALENTS, END OF YEAR                        $  1,362    $    790    $    767
                                                              ========    ========    ========

                See accompanying notes to financial statements.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                         NOTES TO FINANCIAL STATEMENTS

                        DECEMBER 31, 2002, 2001 AND 2000

NOTE 1 -- NATURE OF OPERATIONS

     New York Life Insurance and Annuity Corporation ("NYLIAC" or the "Company") is a direct, wholly owned subsidiary of New York Life Insurance Company ("New York Life"), domiciled in the State of Delaware. NYLIAC offers a wide variety of interest sensitive and variable insurance and annuity products to a large cross section of the insurance market. NYLIAC markets its products in all 50 of the United States, and the District of Columbia, primarily through its agency force with certain products also marketed through independent brokers and brokerage general agents. Prior to July 1, 2002, the Company also had marketed individual life insurance through its branch office and agency force in Taiwan. On July 1, 2002, the branch office was transferred to an affiliated company, as described in Note 12 -- Related Party Transactions.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION

     The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements of life insurance enterprises requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results may differ from estimates.

     Certain amounts in prior years have been reclassified to conform to the current year presentation. These reclassifications had no effect on net income or stockholder's equity as previously reported.

INVESTMENTS

     Fixed maturity investments classified as available for sale are reported at fair value. Unrealized gains and losses on available for sale securities are reported in other comprehensive income, net of deferred taxes and certain deferred acquisition cost and policyholder account balance offsets. Significant changes in future anticipated cash flows on mortgage and asset-backed securities from the original purchase assumptions are accounted for using the retrospective adjustment method.

     Equity securities are carried at fair value. For equity securities classified as available for sale, unrealized gains and losses are reflected in other comprehensive income, net of deferred taxes and certain deferred acquisition cost and policyholder account balance offsets.

     The cost basis of fixed maturities and equity securities are adjusted for impairments in value deemed to be other than temporary, with the associated realized loss reported in net investment gains and losses in the accompanying Statement of Income. Factors considered in evaluating whether a decline in value is other than temporary include: 1) whether the decline is substantial; 2) the Company's ability and intent to retain the investment for the period of time sufficient to allow for an anticipated recovery in value; 3) the duration and extent to which the fair value has been less than cost; and 4) the financial condition and near-term prospects of the issuer.

     Mortgage loans on real estate are carried at unpaid principal balance, net of discount/premium and valuation allowances, and are secured. Specific valuation allowances are established for the excess carrying value of the mortgage loan over its estimated fair value, when it is probable that, based on current information and events, the company will be unable to collect all amounts due under the contractual terms of the loan agreement. These specific valuation allowances are based upon the present value of expected future cash flows discounted at the loan's original effective interest rate or the fair value of the collateral. The Company also has a general valuation allowance for estimated future credit losses on currently performing mortgages. The general valuation allowance is based on historical loss experience for the mortgage loan portfolio.

     Policy loans are stated at the aggregate balance due, which approximates fair value since loans on policies have no defined maturity date and reduce amounts payable at death or surrender.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

INVESTMENTS -- (CONTINUED)

     Other investments consist primarily of investments in limited partnerships and limited liability companies, investment real estate and derivatives. Limited partnerships and limited liability companies are carried on the equity method of accounting. Investment real estate, which NYLIAC has the intent to hold for the production of income, is carried at depreciated cost net of write-downs for other than temporary declines in fair value. Properties held for sale are carried at the lower of cost or fair value less estimated selling costs. Derivative financial instruments are accounted for at fair value. The treatment of changes in the fair value of derivatives depends on the character of the transaction, including whether it has been designated and qualifies as part of a hedging relationship, as discussed in Note 10 -- Derivative Financial Instruments and Risk Management.

     Cash equivalents include investments that have original maturities of three months or less at date of purchase and are carried at amortized cost, which approximates fair value.

     Short-term investments that have maturities between three and twelve months at date of purchase are included in fixed maturities on the accompanying Balance Sheet and are carried at amortized cost, which approximates fair value.

     Net investment gains (losses) on sales are computed using the specific identification method.

DEFERRED POLICY ACQUISITION COSTS

     The costs of acquiring new and maintaining renewal business and certain costs of issuing policies that vary with and are primarily related to the production of new and renewal business have been deferred and recorded as an asset in the accompanying Balance Sheet. These consist primarily of commissions, certain expenses of underwriting and issuing contracts, and certain agency expenses.

     Acquisition costs for annuity and universal life contracts are amortized in proportion to estimated gross profits over the effective life of the contracts, which is assumed to be 25 years for universal life contracts and 15 years for annuities. Changes in assumptions are reflected in the current year's amortization. The carrying amount of the deferred policy acquisition cost asset is adjusted at each balance sheet date as if the unrealized gains or losses on investments associated with these insurance contracts had been realized and included in the gross profits used to determine current period amortization. The increase or decrease in the deferred policy acquisition cost asset due to unrealized gains or losses is recorded in other comprehensive income.

POLICYHOLDERS' ACCOUNT BALANCES

     Policyholders' account balances on annuity and universal life contracts are equal to cumulative deposits plus interest credited less withdrawals and mortality and expense charges. This liability also includes a liability for amounts that have been assessed to compensate the insurer for services to be performed over future periods.

RECOGNITION OF INCOME AND RELATED EXPENSES

     Amounts received under annuity and universal life contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of amounts assessed during the period for mortality and expense risk, policy administration and surrender charges. Amounts previously assessed to compensate the Company for services to be performed over future periods are deferred and recognized into income in the period benefited using the same assumptions and factors used to amortize deferred policy acquisition costs. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholders' account balances.

     Premiums from whole life and term policies are recognized as income when due. The associated benefits and expenses are matched with income so as to result in the recognition of profits over the life of the contracts. This is accomplished by providing for liabilities for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

FEDERAL INCOME TAXES

     NYLIAC is a member of a group that files a consolidated federal income tax return with New York Life. The consolidated income tax provision or benefit is allocated among the members of the group in accordance with a tax allocation agreement. The tax allocation agreement provides that NYLIAC is allocated its share of the consolidated tax provision or benefit determined generally on a separate company basis. Current federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year and any adjustments to such estimates from prior years. Deferred income tax assets and liabilities are recognized for the future tax consequence of temporary differences between financial statement carrying amounts and income tax bases of assets and liabilities.

SEPARATE ACCOUNTS

     NYLIAC has established non-guaranteed, guaranteed and registered separate accounts with varying investment objectives, which are segregated from NYLIAC's general account, and are maintained for the benefit of separate account policyholders and NYLIAC. Separate account assets are stated at fair value. The liability for separate accounts represents policyholders' interests in the separate account assets. For its separate accounts funding variable life and annuity products, these liabilities include accumulated net investment income and realized and unrealized gains and losses on those assets, and generally reflect fair value. For its guaranteed, non-registered separate account, the liability includes interest credited to the policies.

FAIR VALUES OF FINANCIAL INSTRUMENTS

     Fair values of various assets and liabilities are included throughout the notes to the financial statements. Specifically, fair value disclosure of fixed maturities, short-term investments, cash equivalents, equity securities and mortgage loans are reported in Note 2 -- Significant Accounting Policies and
Note 3 -- Investments. Fair values of policyholders' account balances are reported in Note 5 -- Insurance Liabilities. Fair values of repurchase agreements are included in Note 11 -- Commitments and Contingencies.

CONTINGENCIES

     Amounts related to contingencies are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, includes these costs in the accrual.

BUSINESS RISKS AND UNCERTAINTIES

     The Company's investment portfolio consists principally of fixed income securities as well as mortgage loans, policy loans, limited partnerships, and preferred and common stocks. The fair value of the Company's investments varies depending on economic and market conditions and the interest rate environment. For example, if interest rates rise, the securities in the Company's fixed-income portfolio generally will decrease in value. If interest rates decline, the securities in the fixed-income portfolio generally will increase in value.

     For various reasons, the Company may, from time to time, be required to sell certain investments at a price and a time when their fair value is less than their book value. In addition, mortgage loans, many of which have balloon payment maturities, are generally illiquid and carry a greater risk of investment losses than investment grade fixed maturities. Furthermore, in periods of declining interest rates, bond calls and mortgage prepayments generally increase, resulting in reinvestment at then current market rates.

     Changes in interest rates can have significant effects on the Company's profitability. Under certain circumstances of interest rate volatility, the Company is exposed to disintermediation risk and reduction in net interest spread or profit margins. The fair value of the Company's invested assets fluctuates depending on market and other general economic conditions and the interest rate environment. In addition, mortgage prepayments, life insurance and annuity surrenders and bond calls are affected by interest rate fluctuations. Although management of the Company employs a number of asset/liability management strategies to

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

BUSINESS RISKS AND UNCERTAINTIES -- (CONTINUED)

minimize the effects of interest rate volatility, no assurance can be given that it will be successful in managing the effects of such volatility and that such volatility will not have a material adverse impact on the Company's financial condition and results of operation.

     Although the federal government does not directly regulate the business of insurance, federal legislation and administrative policies in several areas, including financial services regulation and federal taxation, can significantly and adversely affect the insurance industry and the Company. The Company is unable to predict whether any of these changes will be made, whether any such administrative or legislative proposals will be adopted in the future, or the effect, if any, any such proposals would have on the Company.

     The development of policy reserves and deferred policy acquisition costs for NYLIAC's products requires management to make estimates and assumptions regarding mortality, morbidity, lapse, expense and investment experience. Such estimates are primarily based on historical experience and future expectations of mortality, morbidity, expense, persistency and investment assumptions. Actual results could differ from those estimates. Management monitors actual experience, and where circumstances warrant, revises its assumptions and the related estimates for policy reserves and deferred policy acquisition costs.

     NYLIAC issues certain variable products with various types of guaranteed minimum death benefit features. NYLIAC currently reserves for expected payments resulting from these features. NYLIAC bears the risk that payments may be higher than expected as a result of significant, sustained downturns in the stock market. The Company also bears the risk that additional reserves may be required if partial surrender activity increases significantly during the period when account values are less than guaranteed amounts.

     As a subsidiary of a mutual life insurance company, the Company is subject to a tax on its equity base ("EBT"). The EBT has been suspended for 3 years beginning with the 2001 tax year (see Note 8 -- Federal Income Taxes). As a result of the suspension, in 2002 the Company released the prior accrual held for the EBT. In the absence of legislation extending the suspension or eliminating this tax, the Company would be subject to this tax beginning in 2004. There can be no assurance whether or when any such legislation will be enacted or what impact a failure to extend the suspension or eliminate the tax would have on the Company's tax liability.

RECENT ACCOUNTING PRONOUNCEMENTS

     Effective January 1, 2001, NYLIAC adopted Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities," ("SFAS 133") as amended by Statement of Financial Accounting Standards No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities -- an Amendment to FASB Statement No. 133," ("SFAS 138"). SFAS 133 and SFAS 138 established new accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities. SFAS 133 requires that all derivatives be recorded on the balance sheet at their fair value. The treatment of changes in the fair value of derivatives depends on the character of the transaction, including whether it has been designated and qualifies as part of a hedging relationship, as discussed in Note 10. The cumulative effect of the adoption of SFAS 133 and SFAS 138, as of January 1, 2001, resulted in a $14 million decrease in other comprehensive income with a corresponding increase of $14 million in net income, net of taxes. Upon its adoption of SFAS No.133, NYLIAC reclassified $646 million of held-to-maturity securities as available-for-sale. This reclassification resulted in an after-tax cumulative effect adjustment of $12 million increasing other comprehensive income, representing the after-tax unrealized gain on these securities at January 1, 2001. The net impact on other comprehensive income of these adjustments was a decrease of $2 million, after tax.

NOTE 3 -- INVESTMENTS

FIXED MATURITIES

     For publicly traded fixed maturities, estimated fair value is determined using quoted market prices. For fixed maturities without a readily ascertainable fair value, the Company has determined an estimated fair value using either a discounted cash flow approach, broker dealer quotations or management's pricing model.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

FIXED MATURITIES -- (CONTINUED)

     At December 31, 2002 and 2001, the maturity distribution of fixed maturities was as follows (in millions). Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                              2002                       2001
                                                     -----------------------    -----------------------
                                                     AMORTIZED    ESTIMATED     AMORTIZED    ESTIMATED
AVAILABLE FOR SALE                                     COST       FAIR VALUE      COST       FAIR VALUE
------------------                                   ---------    ----------    ---------    ----------
Due in one year or less                               $   607      $   616       $   628      $   639
Due after one year through five years                   4,211        4,411         3,736        3,838
Due after five years through ten years                  6,709        7,088         5,060        5,088
Due after ten years                                     3,090        3,289         3,267        3,277
Mortgage and asset-backed securities:
  U.S. Government or U.S. Government agency             1,398        1,503         1,047        1,085
  Other mortgage-backed securities                      5,119        5,434         4,337        4,415
  Other asset-backed securities                         2,102        2,174         1,307        1,315
                                                      -------      -------       -------      -------
     Total Available for Sale                         $23,236      $24,515       $19,382      $19,657
                                                      =======      =======       =======      =======

     At December 31, 2002 and 2001, the distribution of gross unrealized gains and losses on investments in fixed maturities was as follows (in millions):

                                                                           2002
                                                    ---------------------------------------------------
                                                    AMORTIZED    UNREALIZED    UNREALIZED    ESTIMATED
AVAILABLE FOR SALE                                    COST         GAINS         LOSSES      FAIR VALUE
------------------                                  ---------    ----------    ----------    ----------
U.S. Treasury and U.S. Government
  corporations and agencies                          $ 1,022       $   48         $  1        $ 1,069
U.S. agencies, state and municipal                       376           58           --            434
Foreign governments                                      105           11           --            116
Corporate                                             14,512        1,025          249         15,288
Other mortgage-backed securities                       5,119          316            1          5,434
Other asset-backed securities                          2,102           94           22          2,174
                                                     -------       ------         ----        -------
     Total Available for Sale                        $23,236       $1,552         $273        $24,515
                                                     =======       ======         ====        =======

                                                                           2001
                                                    ---------------------------------------------------
                                                    AMORTIZED    UNREALIZED    UNREALIZED    ESTIMATED
AVAILABLE FOR SALE                                    COST         GAINS         LOSSES      FAIR VALUE
------------------                                  ---------    ----------    ----------    ----------
U.S. Treasury and U.S. Government
  corporations and agencies                          $   773        $ 22          $  4        $   791
U.S. agencies, state and municipal                       274          20            --            294
Foreign governments                                      110           3             1            112
Corporate                                             12,581         380           231         12,730
Other mortgage-backed securities                       4,337         100            22          4,415
Other asset-backed securities                          1,307          30            22          1,315
                                                     -------        ----          ----        -------
     Total Available for Sale                        $19,382        $555          $280        $19,657
                                                     =======        ====          ====        =======

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

EQUITY SECURITIES

     Estimated fair value of equity securities has been determined using quoted market prices for publicly traded securities and a matrix pricing model for private placement securities. At December 31, 2002 and 2001, the distribution of gross unrealized gains and losses on equity securities was as follows (in millions):

                  UNREALIZED    UNREALIZED    ESTIMATED
          COST      GAINS         LOSSES      FAIR VALUE
          ----    ----------    ----------    ----------
  2002    $ 81      $  --          $11           $70
  2001    $103      $   6          $14           $95

MORTGAGE LOANS

     NYLIAC's mortgage loans are diversified by property type, location and borrower, and are collateralized by the related property.

     The fair value of the mortgage loan portfolio at December 31, 2002 and 2001 is estimated to be $2,614 million and $2,227 million, respectively. Fair value is determined by discounting the projected cash flows for each loan to determine the current net present value. The discount rate used approximates the current rate for new mortgages with comparable characteristics and similar remaining maturities.

     At December 31, 2002 and 2001, contractual commitments to extend credit under commercial and residential mortgage loan agreements amounted to $60 million and $27 million at fixed and floating interest rates ranging from 3.7% to 8.5% and from 6.6% to 8.5%, respectively. These commitments are diversified by property type and geographic region.

     NYLIAC accrues interest income on problem loans to the extent it is deemed collectible and the loan continues to perform under its original or restructured contractual terms. Interest income on impaired loans is recognized on a cash basis. Cash payments on loans in the process of foreclosure are treated as a return of principal.

     At December 31, 2002 and 2001, the distribution of the mortgage loan portfolio by property type and geographic region was as follows (in millions):

                                           2002                 2001
                                     -----------------    -----------------
                                     CARRYING    % OF     CARRYING    % OF
                                      VALUE      TOTAL     VALUE      TOTAL
                                     --------    -----    --------    -----
Property Type:
  Office buildings                    $  855      35.8%    $  776      36.3%
  Retail                                 397      16.6%       394      18.4%
  Apartment buildings                    258      10.8%       194       9.1%
  Residential                            604      25.3%       494      23.1%
  Other                                  275      11.5%       280      13.1%
                                      ------     -----     ------     -----
     Total                            $2,389     100.0%    $2,138     100.0%
                                      ======     =====     ======     =====
Geographic Region:
  Central                             $  606      25.4%    $  573      26.8%
  Pacific                                474      19.8%       329      15.4%
  Middle Atlantic                        486      20.3%       469      21.9%
  South Atlantic                         654      27.4%       528      24.7%
  New England                            169       7.1%       170       8.0%
  Other                                   --        --         69       3.2%
                                      ------     -----     ------     -----
     Total                            $2,389     100.0%    $2,138     100.0%
                                      ======     =====     ======     =====

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

OTHER INVESTMENTS

     The components of other investments as of December 31, 2002 and 2001 were as follows (in millions):

                                                           2002    2001
                                                           ----    ----
Limited liability company                                  $675    $873
Limited partnerships                                         17      14
Real estate                                                  17      18
Derivatives                                                  26       4
Other                                                         4       8
                                                           ----    ----
     Total other investments                               $739    $917
                                                           ====    ====

     Accumulated depreciation on real estate at both December 31, 2002 and 2001 was $5 million. Depreciation expense totaled $1 million for each year ended December 31, 2002, 2001 and 2000.

RESTRICTED ASSETS AND SPECIAL DEPOSITS

     Assets of $3 million and $14 million at December 31, 2002 and 2001, respectively, were on deposit with Governmental authorities or trustees as required by certain insurance laws and are included in available for sale fixed maturities on the accompanying Balance Sheet.

NOTE 4 -- INVESTMENT INCOME AND CAPITAL GAINS AND LOSSES

     The components of net investment income for the years ended December 31, 2002, 2001 and 2000, were as follows (in millions):

                                              2002      2001      2000
                                             ------    ------    ------
Fixed maturities                             $1,448    $1,238    $1,121
Equity securities                                 3         6         7
Mortgage loans                                  170       155       147
Policy loans                                     45        47        46
Other investments                                30        45        26
                                             ------    ------    ------
  Gross investment income                     1,696     1,491     1,347
Investment expenses                             (49)      (39)      (32)
                                             ------    ------    ------
     Net investment income                   $1,647    $1,452    $1,315
                                             ======    ======    ======

     For the years ended December 31, 2002, 2001 and 2000, investment gains (losses) computed under the specific identification method were as follows (in millions):

                                               2002                           2001                           2000
                                     -------------------------      -------------------------      -------------------------
                                     GAINS              LOSSES      GAINS              LOSSES      GAINS              LOSSES
                                     -----              ------      -----              ------      -----              ------
REALIZED GAINS (LOSSES):
Fixed maturities                     $192               $(236)      $163               $(217)      $ 80               $(157)
Equity securities                       8                  (8)        11                  (9)        17                  (7)
Mortgage loans                          1                  (1)        --                  (1)         8                  (1)
Derivative instruments                  1                  (4)         1                  (7)        --                  --
Other investments                      --                  (2)        10                  (1)        25                  (4)
                                     ----               -----       ----               -----       ----               -----
     Subtotal                        $202               $(251)      $185               $(235)      $130               $(169)
                                     ====               =====       ====               =====       ====               =====
Total net investment losses                    $(49)                          $(50)                          $(39)
                                               ====                           ====                           ====

     The table above includes other than temporary impairment losses for fixed maturities of $70 million, $33 million and $7 million for the years ended December 31, 2002, 2001 and 2000, respectively. For the three years ended December 31, 2002 there were no other than temporary impairment losses for equity securities.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 4 -- INVESTMENT INCOME AND CAPITAL GAINS AND LOSSES -- (CONTINUED)

     On April 1, 2002 the Company transferred the convertible bond and preferred stock portfolios from available for sale into the trading category. The net gain released from unrealized gains in other comprehensive income and reflected in net investment losses in the accompanying Statement of Income at the date of transfer amounted to $3 million. The trading portfolio was subsequently sold during 2002.

NET UNREALIZED INVESTMENT GAINS (LOSSES)

     Net unrealized investment gains (losses) on available for sale investments are included in the accompanying Balance Sheet as a component of "Accumulated other comprehensive income". Changes in these amounts include reclassification adjustments for prior period unrealized gains (losses) that have been recognized as realized gains (losses) during the current year and are included in the accompanying Statement of Income. The amounts for the years ended December 31, 2002, 2001 and 2000 are as follows (in millions):

                                                         2002    2001    2000
                                                         ----    ----    -----
Net unrealized investment gains (losses), beginning of
  the year                                               $104    $(31)   $(191)
                                                         ----    ----    -----
Cumulative effect of a change in accounting principle      --      (2)      --
                                                         ----    ----    -----
Changes in net unrealized investment gains attributable
  to:
  Investments:
     Net unrealized investment gains arising during the
       period                                             663     172      220
     Less: Reclassification adjustments for gains
       (losses) included in net income                      9     (64)     (41)
                                                         ----    ----    -----
     Change in net unrealized investment gains, net of
       adjustments                                        654     236      261
Impact of net unrealized investment gains (losses) on:
     Policyholders' account balance                       (15)     --       (3)
     Deferred policy acquisition costs                   (289)    (99)     (98)
                                                         ----    ----    -----
Change in net unrealized investment gains (losses)        350     137      160
                                                         ----    ----    -----
Transfer of Taiwan branch to an affiliated company         (3)     --       --
                                                         ----    ----    -----
Net unrealized investment gains (losses), end of year    $451    $104    $ (31)
                                                         ====    ====    =====

     Net unrealized gains on investments arising during the periods reported in the preceding table are net of income tax expense of $357 million, $93 million and $118 million for the years ended December 31, 2002, 2001 and 2000, respectively.

     Reclassification adjustments reported in the preceding table for the years ended December 31, 2002, 2001 and 2000 are net of income tax expense (benefit) of $5 million, ($34) million and $(22) million, respectively.

     Policyholders' account balance reported in the preceding table are net of income tax benefit of $8 million and $2 million for the years ended December 31, 2002 and 2000, respectively.

     Deferred policy acquisition costs in the preceding table for the years ended December 31, 2002, 2001 and 2000 are net of income tax benefit of $156 million, $53 million and $53 million, respectively.

     On July 1, 2002, the cumulative unrealized gain associated with the Taiwan branch was transferred to an affiliated company as described in Note
12 -- Related Party Transactions.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 5 -- INSURANCE LIABILITIES

     NYLIAC's investment contracts are primarily deferred annuities. The carrying value, which approximates fair value, of NYLIAC's liabilities for deferred annuities at December 31, 2002 and 2001, was $13,319 million and $10,247 million, respectively, and are included in policyholders' account balances in the accompanying Balance Sheet.

     The cumulative guaranteed minimum death benefit reserve at December 31, 2002 and 2001 was $55 million and $21 million, respectively, and is included in future policy benefits in the accompanying Balance Sheet.

NOTE 6 -- SEPARATE ACCOUNTS

     NYLIAC maintains non-guaranteed, separate accounts for its variable deferred annuity and variable life products, several of which are registered with the Securities and Exchange Commission ("SEC"). NYLIAC maintains investments in the registered separate accounts of $52 million and $67 million at December 31, 2002 and 2001, respectively. The assets of the separate accounts, which are carried at fair value, represent investments in shares of the New York Life sponsored MainStay VP Series Fund and other non-proprietary funds.

     NYLIAC also maintains a guaranteed separate account for universal life insurance policies. This account provides a minimum guaranteed interest rate with a fair value adjustment imposed upon certain surrenders. The assets of this separate account, which are carried at fair value, primarily represent investments in investment grade corporate bonds and mortgage-backed securities.

NOTE 7 -- DEFERRED POLICY ACQUISITION COSTS

     An analysis of deferred policy acquisition costs ("DAC") for the years ended December 31, 2002, 2001 and 2000 was as follows (in millions):

                                                              2002      2001      2000
                                                             ------    ------    ------
Balance at beginning of year                                 $1,887    $1,660    $1,507
  Current year additions                                        630       558       444
  Amortized during year                                        (189)     (179)     (140)
  Adjustment for change in unrealized investment gains         (445)     (152)     (151)
  Transfer of Taiwan branch to an affiliated company           (102)       --        --
                                                             ------    ------    ------
Balance at end of year                                       $1,781    $1,887    $1,660
                                                             ======    ======    ======

     On July 1, 2002, deferred policy acquisition costs associated with the Taiwan branch were transferred to an affiliated company, as described in Note 12 -- Related Party Transactions.

NOTE 8 -- FEDERAL INCOME TAXES

     A summary of income tax expense included in the accompanying Statement of Income is as follows (in millions):

                                                             2002    2001    2000
                                                             ----    ----    ----
Current:
  Federal                                                    $(1)    $ 8     $(3)
  State and local                                              1       2       2
                                                             ---     ---     ---
                                                              --      10      (1)
Deferred:
  Federal                                                     (1)     21      54
                                                             ---     ---     ---
Income tax (benefit)/expense                                 $(1)    $31     $53
                                                             ===     ===     ===

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 8 -- FEDERAL INCOME TAXES -- (CONTINUED)

     The components of the net deferred tax liability as of December 31, 2002 and 2001 were as follows (in millions):

                                                              2002    2001
                                                              ----    ----
Deferred tax assets:
  Future policyholder benefits                                $427    $358
  Employee and agents benefits                                  58      57
                                                              ----    ----
     Deferred tax assets                                       485     415
                                                              ====    ====
Deferred tax liabilities:
  Deferred policy acquisition costs                            608     513
  Investments                                                  194      63
  Other                                                         46      26
                                                              ----    ----
     Deferred tax liabilities                                  848     602
                                                              ----    ----
       Net deferred tax liability                             $363    $187
                                                              ====    ====

     Set forth below is a reconciliation of the federal income tax rate to the effective tax rate for 2002, 2001 and 2000:

                                                          2002     2001     2000
                                                          -----    -----    ----
Statutory federal income tax rate                          35.0%    35.0%   35.0%
Current year equity base tax                                 --     12.5    13.6
True down of prior year equity base tax                   (22.9)   (20.1)   (9.2)
Tax exempt income                                          (6.0)    (4.9)   (4.2)
Foreign branch termination                                 (3.8)      --      --
Other                                                      (2.9)     0.9    (1.2)
                                                          -----    -----    ----
Effective tax rate                                         (0.6)%   23.4%   34.0%
                                                          =====    =====    ====

     NYLIAC's federal income tax returns are routinely examined by the IRS and provisions are made in the financial statements in anticipation of the results of these audits. The IRS has completed audits through 1998. There were no material effects on NYLIAC's results of operations as a result of these audits. NYLIAC believes that its recorded income tax liabilities are adequate for all open years.

     In March 2002, the Job Creation and Worker Assistance Act of 2002 was passed to provide tax relief and stimulate the economy. This act suspends the Company's equity base tax for the three year period beginning 2001. The Company accrued $17 million in the equity base tax in 2001 prior to passage of this legislation. This amount has been released in 2002 and is reflected as an adjustment to current income tax (benefit) expense in 2002 in the accompanying Statement of Income.

NOTE 9 -- REINSURANCE

     NYLIAC enters into reinsurance agreements in the normal course of its insurance business to reduce overall risk. NYLIAC remains liable for reinsurance ceded if the reinsurer fails to meet its obligation on the business it has assumed. NYLIAC evaluates the financial condition of its reinsurers to minimize its exposure to significant losses from reinsurer insolvencies.

     NYLIAC has entered into cession reinsurance agreements on both a coinsurance basis and on a yearly renewable term basis with affiliated and non-affiliated companies. The total amount of ceded premiums included in the accompanying Statement of Income was $81 million, $2 million and $2 million at December 31, 2002, 2001 and 2000, respectively, and includes ceded premiums associated with the transfer of the Taiwan branch as described in Note
12 -- Related Party Transactions.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 10 -- DERIVATIVE FINANCIAL INSTRUMENTS AND RISK MANAGEMENT

     NYLIAC uses derivative financial instruments to manage interest rate, currency, commodity and market risk. These derivative financial instruments include corridor option contracts, interest rate swaps, interest rate floor and currency swaps. The Company does not engage in derivative financial instrument transactions for speculative purposes.

     NYLIAC deals with highly rated counter-parties and does not expect the counter-parties to fail to meet their obligations under the contracts. NYLIAC has controls in place to monitor credit exposures by limiting transactions with specific counter-parties within specified dollar limits and assessing the future creditworthiness of counter-parties. NYLIAC uses master netting agreements and adjusts transaction levels, when appropriate, to minimize risk.

     To qualify as a hedge, the hedge relationship is designated and formally documented at inception detailing the particular risk management objective and strategy for the hedge which includes the item and risk that is being hedged, the derivative that is being used, as well as how effectiveness is being assessed. A derivative must be highly effective in accomplishing the objective of offsetting either changes in fair value or cash flows for the risk being hedged. NYLIAC formally measures effectiveness of its hedging relationships both at the hedge inception and on an ongoing basis in accordance with its risk management policy. For cash flow hedges of interest rate risk, NYLIAC uses either qualitative assessment, if appropriate, or regression analysis to assess hedge effectiveness to changes in the benchmark interest rate. The change in variable cashflows method is used to measure hedge ineffectiveness when appropriate. NYLIAC does not have any fair value hedges at December 31, 2002 and 2001. NYLIAC will discontinue hedge accounting prospectively if: (i) it is determined that the derivative is no longer effective in offsetting changes in the fair value or cash flows of a hedged item; (ii) the derivative expires or is sold, terminated, or exercised; (iii) the derivative is de-designated as a hedge instrument; (iv) it is probable that the forecasted transaction will not occur; or (v) management determines that designation of the derivative as a hedge instrument is no longer appropriate.

     For cash flow hedges, in which derivatives hedge the variability of cash flows related to variable rate available for sale securities, the accounting treatment depends on the effectiveness of the hedge. To the extent these derivatives are effective in offsetting the variability of the hedged cash flows, changes in the derivatives' fair value will not be included in current earnings but are reported as changes in other comprehensive income. These changes in fair value will be included in earnings of future periods when earnings are also affected by the variability of the hedged cash flows. To the extent these derivatives are not effective, changes in their fair values are immediately included in earnings in net investment gains (losses). During 2002, there was no hedge ineffectiveness recognized in net investment gains (losses) related to cash flow hedges. The assessment of hedge effectiveness for cash flow hedges of interest rate risk excludes amounts relating to risks other than exposure to the benchmark interest rate. There were no cashflow hedges of forecasted transactions as of December 31, 2002 and 2001. The estimated amount of existing gains and losses that are reported in other comprehensive income at December 31, 2002 related to periodic interest payments on assets and liabilities being hedged that is expected to be reclassified into earnings within the next 12 months is $7 million.

     NYLIAC may enter into contracts that are not themselves derivative instruments but contain embedded derivatives. For each contract, NYLIAC assesses whether the economic characteristics of the embedded derivative are clearly and closely related to those of the host contract and determines whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is separated from the host contract and accounted for as a stand-alone derivative. Such embedded derivatives are recorded on the accompanying Balance Sheet at fair value and changes in their fair value are recorded currently in net investment gains or losses. If NYLIAC is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the accompanying Balance Sheet at fair value. As of December 31, 2002 and 2001, there were no such embedded derivatives that could not be separated from their host contracts.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 11 -- COMMITMENTS AND CONTINGENCIES

LITIGATION

     The Company is a defendant in individual suits arising from its agency sales force, insurance (including variable contracts registered under the federal securities law), investment, retail securities, and/or other operations, including actions involving retail sales practices. Most of these actions seek substantial or unspecified compensatory and punitive damages. The Company is also from time to time involved in various governmental, administrative, and investigative proceedings and inquiries.

     Notwithstanding the uncertain nature of litigation and regulatory inquiries, the outcome of which cannot be predicted, the Company believes that, after provisions made in the financial statements, the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on the Company's financial position; however, it is possible that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on the Company's operating results for a given year.

ASSESSMENTS

     Most of the jurisdictions in which the Company is licensed to transact business, require life insurers to participate in guaranty associations which are organized to pay contractual benefits pursuant to insurance policies issued by impaired, insolvent or failed life insurers. These associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the proportionate share of the premiums written by member insurers in the line of business in which the impaired, insolvent or failed life insurer is engaged. Some states permit member insurers to recover assessments through full or partial premium tax offsets. The Company is not aware of, nor has it received notification of any significant insolvency by insurance companies during 2002 or 2001.

LOANED SECURITIES AND REPURCHASE AGREEMENTS

     NYLIAC participates in a securities lending program for the purpose of enhancing income on securities held. At December 31, 2002 and 2001, $1,318 million and $829 million, respectively, of NYLIAC's fixed maturities and equity securities were on loan to others. Collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively, is obtained. The fair value of securities loaned is monitored, with additional collateral obtained, as necessary. Such assets reflect the extent of NYLIAC's involvement in securities lending, not NYLIAC's risk of loss.

     At December 31, 2002 and 2001, the Company recorded cash collateral received under these agreements of $1,350 million and $602 million, respectively, and established a corresponding liability for the same amount included in other liabilities in the accompanying Balance Sheet.

     NYLIAC enters into agreements to sell and repurchase securities for the purpose of enhancing income on securities held. Under these agreements, NYLIAC obtains the use of funds from a broker for generally one month. The liability reported in the accompanying Balance Sheet (included in other liabilities) at December 31, 2002 of $799 million ($284 million at December 31, 2001) approximates fair value. The investments acquired with the funds received from the securities sold are included in other investments in the accompanying Balance Sheet.

NOTE 12 -- RELATED PARTY TRANSACTIONS

     New York Life provides NYLIAC with services and facilities for the sale of insurance and other activities related to the business of insurance. New York Life charges NYLIAC for the identified costs associated with these services and facilities under the terms of a service agreement between New York Life and NYLIAC. Such costs, amounting to $537 million, $458 million and $476 million for the years ended December 31, 2002, 2001 and 2000, respectively, are reflected in operating expenses and net investment income in the accompanying Statement of Income.

     In addition, NYLIAC is allocated post-retirement and post-employment benefits other than pensions, which are held by New York Life. NYLIAC was allocated $13 million for its share of the net periodic post-retirement

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 12 -- RELATED PARTY TRANSACTIONS -- (CONTINUED)

benefits expense in 2002 ($10 million and $7 million in 2001 and 2000, respectively) and $(2) million for the post-employment benefits expense in 2002 ($(6) million in 2001 and $2 million in 2000) under the provisions of the service agreement. The expenses are reflected in operating expenses and net investment income in the accompanying Statement of Income.

     NYLIAC has entered into an investment advisory agreement with New York Life Investment Management, LLC ("NYLIM"), a wholly owned subsidiary of New York Life, to provide investment advisory services to the Company. At December 31, 2002, 2001 and 2000, the total cost for these services amounted to $28 million, $16 million and $10 million, respectively, which are included in the costs of services billed by New York Life to the Company, as noted above.

     NYLIAC recorded annuity and universal life fee income of $9 million and $8 million from NYLIM for administration and advisory fees for the years ended December 31, 2002 and 2001.

     At December 31, 2002 and 2001, NYLIAC had a net liability of $159 million and $157 million, respectively, for the above described services which are included in other liabilities in the accompanying Balance Sheet. The terms of the settlement generally require that these amounts be settled in cash within ninety days.

     NYLIAC is the obligor for certain structured settlement agreements with unaffiliated insurance companies, beneficiaries and other non-affiliated entities. To satisfy its obligations under these agreements, NYLIAC owns all rights, title and interest in and to certain single premium annuities issued by New York Life. The carrying value of the annuity contracts is based upon the actuarially determined value of the obligations under the structured settlement contracts, which generally have some life contingent benefits. The obligations are based upon the actuarially determined present value of expected future payments. Interest rates used in establishing such obligations range from 5.84% to 7.81%. NYLIAC has directed New York Life to make the payments under the annuity contracts directly to the payees under the structured settlement agreements. At December 31, 2002 and 2001 the carrying value of the interest in annuity contracts and the obligations under structured settlement agreements in the accompanying Balance Sheet amounted to $2,958 million and $2,512 million, respectively.

     In addition, NYLIAC has issued certain annuity contracts to New York Life in order that New York Life may satisfy its third party obligations under certain structured settlement agreements. NYLIAC has been directed by New York Life to make the payments under the annuity contracts directly to the beneficiaries under these structured settlement agreements. At December 31, 2002 and 2001 the amount of outstanding reserves on these contracts included in future policy benefits was $180 million and $176 million, respectively.

     NYLIAC has a variable product distribution agreement with NYLIFE Distributors, an indirect wholly owned subsidiary of New York Life, granting NYLIFE Distributors the exclusive right to distribute NYLIAC's variable product policies, and allows the use of registered representatives of NYLIFE Securities, another indirect wholly owned subsidiary of New York Life. In connection with this agreement, NYLIAC recorded commission expense to NYLIFE Securities' registered representatives of $71 million, $126 million and $166 million, for the years ended December 31, 2002, 2001 and 2000, respectively.

     The Company has a credit agreement with New York Life wherein New York Life can borrow funds from NYLIAC. The maximum amount available to New York Life is $200 million. No outstanding balance was due to the Company at December 31, 2002 and December 31, 2001.

     The Company also has a credit agreement with New York Life in which the Company can borrow up to $200 million. No outstanding balance was due to New York Life at December 31, 2002 and December 31, 2001.

     Effective July 1, 2002, the Company transferred $37 million in net assets associated with the Company's Taiwan branch including Taiwan's insurance book of business to an affiliated company, New York Life Insurance Taiwan Corporation ("NYLT"), an indirect wholly owned subsidiary of New York Life.

     The Company is jointly liable with NYLT for two years from the giving of notice to all obligees for all matured obligations and for two years after the maturity date of not-yet matured obligations. NYLT is also contractually liable, under indemnification provisions of the transaction, for any liabilities that may be asserted

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 12 -- RELATED PARTY TRANSACTIONS -- (CONTINUED)

against the Company. The transfer of the branch's net assets was accounted for as a long-duration coinsurance transaction. Under this accounting treatment, the insurance related liabilities remain on the books of the Company and an offsetting reinsurance recoverable is established. Additionally, premiums and benefits associated with any business sold prior to July 1, 2002 are reflected on NYLIAC's Statement of Income. Accordingly, the Company recorded the following with respect to this transaction (in millions):

                                                              2002
                                                              ----
Amounts recoverable from reinsurers                           $633
Premiums ceded                                                  74
Benefits ceded                                                  13

NOTE 13 -- SUPPLEMENTAL CASH FLOW INFORMATION

     Income taxes paid were $30 million, $20 million, and $8 million during 2002, 2001 and 2000, respectively.

     Total interest paid was $7 million, $21 million and $12 million during 2002, 2001 and 2000, respectively.

     Non-cash financing activity in 2002 consists of the transfer of $79 million in net liabilities associated with the Taiwan branch to an affiliated company (see Note 12 -- Related Party Transactions).

NOTE 14 -- STATUTORY FINANCIAL INFORMATION

     Accounting practices used to prepare statutory financial statements for regulatory filings of life insurance companies differ in certain instances from GAAP. The Delaware Insurance Department (the "Department") recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company, and for determining its solvency under the Delaware Insurance Law. In making such determinations the Department gives no consideration to financial statements prepared in accordance with accounting principles generally accepted in the United States of America.

     At December 31, 2002 and 2001, statutory stockholder's equity was $1,404 million and $1,335 million, respectively. Statutory net income/(loss) for the years ended December 31, 2002, 2001 and 2000 was $(95) million, $(83) million and $0.4 million, respectively.

     The Department has adopted the NAIC's Codification of Statutory Accounting Principles guidance, effective January 1, 2001. The effect of adoption was a net increase in statutory surplus of approximately $27 million.

     NYLIAC is restricted as to the amounts it may pay as dividends to New York Life. Under Delaware Insurance Law, dividends on capital stock can be distributed only out of earned surplus. Furthermore, without prior approval of the Delaware Insurance Commissioner, dividends cannot be declared or distributed which exceed the greater of ten percent of NYLIAC's surplus or one hundred percent of net gain from operations. No dividends were paid or declared for the years ended December 31, 2002, 2001 and 2000. As of December 31, 2002, the amount of available and accumulated funds derived from earned surplus from which NYLIAC can pay dividends is $469 million. The maximum amount of dividends that may be paid in 2003 without prior approval is $138 million.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Stockholder of New York Life Insurance and Annuity Corporation

In our opinion, the accompanying balance sheet and the related statements of income, of stockholders' equity and of cash flows present fairly, in all material respects, the financial position of New York Life Insurance and Annuity Corporation (the "Company") at December 31, 2002 and 2001, and the results of its operations and its cash flows for each of the three years ended December 31, 2002, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 2 to the financial statements, the Company adopted Statement of Financial Accounting Standards No. 133, Accounting for Derivative Instruments and Hedging Activities, as amended by Statement of Financial Accounting Standards No. 138, Accounting for Certain Derivative Instruments and Certain Hedging Activities -- an amendment to FASB Statement No. 133.

PRICEWATERHOUSECOOPERS LLP
1177 Avenue of the Americas
New York, New York 10036
February 7, 2003

                        MAINSTAY ACCESS VARIABLE ANNUITY
                                  INVESTING IN
                  NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

          Supplement Dated May 1, 2003 to Prospectus Dated May 1, 2002

     This supplement amends the May 1, 2002 Prospectus for the MainStay Access Variable Annuity policies ("policies"). Please read this supplement carefully and retain it for future reference. This supplement is not valid unless it is accompanied by the MainStay Access Variable Annuity Prospectus for the policies dated May 1, 2002. The terms we use in this supplement have the same meanings as in the Prospectus for the policies.

     Replace all references to the Investment Division names throughout the prospectus with the following:

  -    MainStay VP Bond -- Initial Class
  -    MainStay VP Capital Appreciation -- Initial Class
  -    MainStay VP Cash Management
  -    MainStay VP Convertible -- Initial Class
  -    MainStay VP Equity Income -- Initial Class
  -    MainStay VP Government -- Initial Class
  -    MainStay VP Growth Equity -- Initial Class
  -    MainStay VP High Yield Corporate Bond -- Initial
       Class
  -    MainStay VP Indexed Equity -- Initial Class
  -    MainStay VP International Equity -- Initial Class
  -    MainStay VP Small Cap Growth -- Initial Class
  -    MainStay VP Total Return -- Initial Class
  -    MainStay VP Value -- Initial Class
  -    MainStay VP American Century Income & Growth --
       Initial Class
  -    MainStay VP Dreyfus Large Company Value -- Initial
       Class
  -    MainStay VP Eagle Asset Management Growth
       Equity -- Initial Class
  -    MainStay VP Lord Abbett Developing Growth --
       Initial Class
  -    Alger American Small Capitalization -- Class O
       Shares
  -    Calvert Social Balanced
  -    Dreyfus IP Technology Growth -- Initial Shares
  -    Fidelity(R) VIP Contrafund(R) -- Initial Class
  -    Fidelity(R) VIP Equity-Income -- Initial Class
  -    Janus Aspen Series Balanced -- Institutional
       Shares
  -    Janus Aspen Series Worldwide Growth --
       Institutional Shares
  -    MFS(R) Investors Trust Series -- Initial Class
  -    MFS(R) Research Series -- Initial Class
  -    MFS(R) Utilities Series -- Initial Class
  -    Neuberger Berman AMT Mid-Cap Growth
  -    T. Rowe Price Equity Income Portfolio
  -    Van Eck Worldwide Hard Assets
  -    Van Kampen UIF Emerging Markets Equity -- Class I

     On page 1, add the following sentence after the second sentence in the second paragraph:

        THE MAINSTAY ACCESS VARIABLE ANNUITY IS NO LONGER OFFERED FOR SALE AND ADDITIONAL PREMIUM PAYMENTS ARE NO LONGER ACCEPTED INTO THE POLICIES. ANY REFERENCE TO ADDITIONAL PREMIUM PAYMENTS IS HEREBY DELETED.
     On page 1, in the fifth paragraph, replace "May 1, 2002" with "May 1, 2003."

     On page 2, in the Table of Contents, replace "FEE TABLE" with "TABLE OF FEES AND EXPENSES."

     On pages 4-6, replace the "FEE TABLE" with the following:

                           TABLE OF FEES AND EXPENSES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the policy. The first table describes the fees and expenses that you will pay at the time that you buy the policy, surrender the policy, or transfer Accumulation Value between investment options.

                        POLICYOWNER TRANSACTION EXPENSES

 -----------------------------------------------------------------------------------------------------------------
 CHARGE                                                    AMOUNT DEDUCTED
 -----------------------------------------------------------------------------------------------------------------
 Surrender Charge                                          None
 (as a % of amount withdrawn)
 Transfer Fee                                              Current: No charge
                                                           Guaranteed Maximum: $30 per transfer for each transfer
                                                           over 12 in a Payment Year.

The next table describes the fees and expenses that you will pay periodically during the time that you own the policy, not including Fund fees and expenses.

                PERIODIC CHARGES OTHER THAN FUND COMPANY CHARGES

 -----------------------------------------------------------------------------------------------------------------
                         CHARGE                            AMOUNT DEDUCTED
 -----------------------------------------------------------------------------------------------------------------
 Annual Policy Service Charge                              $40 per policy for policies with less than $50,000
                                                           Accumulation Value
 Separate Account Annual Expenses                          Current and Guaranteed Maximum: 1.55% (annualized) of
                                                           the daily average Variable Accumulation Value,
                                                           including mortality and expense risk and administrative
                                                           fees.
 Optional Rider
   - Enhanced Beneficiary Benefit Rider Charge             Current: 0.30% (annualized) of the policy's
                                                           Accumulation Value, deducted on a quarterly basis.
                                                           Guaranteed Maximum: 1.00% (annualized) of the Policy's
                                                           Accumulation Value, deducted on a quarterly basis.

The next table shows the minimum and maximum total operating expenses deducted from Fund assets (before any fee waiver or expense reimbursement) during the year ended December 31, 2002. The expenses are expressed as a percentage of average net assets of the Fund and may be higher or lower in the future. More detail concerning each underlying Fund's fees and expenses is contained in the prospectus for each Fund.

                      TOTAL ANNUAL FUND OPERATING EXPENSES

                                                                -------------------------------
                                                                   MINIMUM          MAXIMUM
  ---------------------------------------------------------------------------------------------
  Expenses that are deducted from the Investment Division           0.38%            1.93%
    assets, including management fees, administration fees,
    and other expenses

The next item shows the Total Fund Annual Expenses for each Fund. These are the total gross expenses that are deducted from the Fund assets, including management fees, administration fees, and other expenses.

                                                                   TOTAL FUND ANNUAL
INVESTMENT DIVISIONS                                                  EXPENSES(A)
--------------------                                           --------------------------
MainStay VP Bond -- Initial Class                                           0.52%
MainStay VP Capital Appreciation -- Initial Class                           0.64%
MainStay VP Cash Management                                                 0.55%
MainStay VP Convertible -- Initial Class                                    0.67%
MainStay VP Equity Income -- Initial Class                                  0.92%(b)
MainStay VP Government -- Initial Class                                     0.59%
MainStay VP Growth Equity -- Initial Class                                  0.51%
MainStay VP High Yield Corporate Bond -- Initial Class                      0.60%
MainStay VP Indexed Equity -- Initial Class                                 0.38%
MainStay VP International Equity -- Initial Class                           1.11%
MainStay VP Small Cap Growth -- Initial Class                               1.29%(c)
MainStay VP Total Return -- Initial Class                                   0.61%
MainStay VP Value -- Initial Class                                          0.65%
MainStay VP American Century Income & Growth -- Initial
  Class                                                                     0.92%
MainStay VP Dreyfus Large Company Value -- Initial Class                    0.98%
MainStay VP Eagle Asset Management Growth Equity -- Initial
  Class                                                                     0.81%
MainStay VP Lord Abbett Developing Growth -- Initial Class                  1.10%
Alger American Small Capitalization -- Class O Shares                       0.97%
Calvert Social Balanced                                                     0.91%(d)
Dreyfus IP Technology Growth -- Initial Shares                              0.89%(e)
Fidelity(R) VIP Contrafund(R) -- Initial Class                              0.68%(f)
Fidelity(R) VIP Equity Income(R) -- Initial Class                           0.57%(f)
Janus Aspen Series Balanced -- Institutional Shares                         0.67%(g)
Janus Aspen Series Worldwide Growth -- Institutional Shares                 0.70%(g)
MFS(R) Investors Trust Series -- Initial Class                              0.88%
MFS(R) Research Series -- Initial Class                                     0.87%(h)
MFS(R) Utilities Series -- Initial Class                                    0.94%(h)
Neuberger Berman AMT Mid-Cap Growth                                         0.95%(i)
T. Rowe Price Equity Income Portfolio                                       0.85%(j)
Van Eck Worldwide Hard Assets                                               1.23%
Van Kampen UIF Emerging Markets Equity -- Class I                           1.93%(k)

---------------

(a) The Fund or its agents provided the fees and charges, which are based on 2002 expenses and may reflect estimated charges. We have not verified the accuracy of the information provided by the agents.

(b) New York Life Investment Management LLC ("NYLIM") has voluntarily agreed to waive a portion of the fees otherwise payable to it to the extent that total fund annual expenses exceed 0.89%. With this reduction, for the year ended December 31, 2002, Total Fund Annual Expenses were 0.89%. This waiver may be discontinued at any time without notice.

(c) New York Life Investment Management LLC ("NYLIM") has voluntarily agreed to waive a portion of the fees otherwise payable to it to the extent that total fund annual expenses exceed 0.95%. With this reduction, for the year ended December 31, 2002, Total Fund Annual Expenses were 0.95%. This waiver may be discontinued at any time without notice.

(d) Expenses are based on the Portfolio's most recent fiscal year. The total expenses shown include the Subadvisory fees paid by the Advisor (Calvert Asset Management Company, Inc.) and the administrative fee paid by the Portfolio to Calvert Administrative Services Company, an affiliate of the Advisor.

(e) Expenses are for the fiscal year ended December 31, 2002. Expenses in future years may be higher or lower than those presented.

(f) Actual annual class operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's custodian expenses. These offsets may be discontinued at any time.

(g) Expenses are based upon expenses for the year ended December 31, 2002. Expenses are stated without contractual waivers by Janus Capital.

(h) Each series has an expense offset arrangement that reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. Each series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the series' expenses. "Total Fund Annual Expenses" do not take into account these fee reductions, and are therefore higher than the actual expenses of the series. Had these fee reductions been taken into account, "Total Fund Annual Expense" would be lower for certain series and would equal 0.86% for Research Series and 0.93% for Utilities Series.

(i) Neuberger Berman Management, Inc. ("NBMI") has undertaken through December 31, 2006 to reimburse certain operating expenses, excluding taxes, interest, extraordinary expenses, brokerage commissions and transaction costs, that exceed, in the aggregate, 1% of the average daily net asset value. The expense reimbursement arrangement is contractual for three years and any excess expenses can be repaid to NBMI within three years of the year incurred, provided such recoupment would not cause the Fund to exceed its respective limitation.

(j) Management fees include the ordinary, recurring operating expenses of the Portfolio, but do not cover interest, taxes, brokerage, nonrecurring and extraordinary items or fees and expenses for the fund's independent directors.

(k) The fees disclosed reflect gross ratios prior to any voluntary waivers/reimbursements of expenses by the adviser. The management fee is reduced to reflect the voluntary waiver of a portion or all of the management fee and the reimbursement by the Portfolio's adviser to the extent total annual operating expenses exceed 1.75%. The adviser may terminate these voluntary waivers at any time at its sole discretion. After such reductions, "Total Annual Expenses" would have been 1.81%. Additionally, in determining the actual amount of voluntary management fee waiver and/or expense reimbursement for a Portfolio, if any, the adviser excludes from total annual operating expenses certain investment related expenses, such as foreign country tax expense and interest expense on borrowing. Included in the expenses of the Emerging Markets Equity Portfolio Class I is 0.06% of such investment related expense.

     On page 7, delete the section entitled "EXAMPLES" and replace it with the following:

Examples

     The table below will help you understand the various costs and expenses that you will bear directly and indirectly. The table reflects the charges and expenses of the policy. For more information on the charges reflected in this table, see "CHARGES AND DEDUCTIONS" and the Fund prospectuses which accompany this Prospectus Supplement. NYLIAC may, where premium taxes are imposed by state law, deduct premium taxes upon surrender of the policy or the Annuity Commencement Date.

     You would pay the following expenses on a $10,000 investment in one of the Investment Divisions listed, assuming a 5% annual return on assets, whether you surrender, annuitize or do not surrender your policy at the end of the stated time period.

INVESTMENT DIVISION                                           1 YR       3 YR        5 YR        10 YR
-------------------                                          -------   ---------   ---------   ---------
MAINSTAY VP BOND--INITIAL CLASS
without EBB Rider                                            $246.88   $  759.92   $1,299.76   $2,705.23
with EBB Rider                                               $277.06   $  850.19   $1,449.68   $3,071.68
MAINSTAY VP CAPITAL APPRECIATION--INITIAL CLASS
without EBB Rider                                            $258.95   $  796.08   $1,359.93   $2,821.94
with EBB Rider                                               $289.09   $  886.05   $1,508.94   $3,187.14
MAINSTAY VP CASH MANAGEMENT
without EBB Rider                                            $249.89   $  768.87   $1,314.84   $2,734.55
with EBB Rider                                               $280.07   $  959.19   $1,464.54   $3,100.71
MAINSTAY VP CONVERTIBLE--INITIAL CLASS
without EBB Rider                                            $261.96   $  805.12   $1,374.93   $2,850.91
with EBB Rider                                               $292.10   $  894.98   $1,523.68   $3,215.78
MAINSTAY VP EQUITY INCOME--INITIAL CLASS
without EBB Rider                                            $287.07   $  880.02   $1,498.99   $3,088.63
with EBB Rider                                               $317.13   $  969.23   $1,645.95   $3,450.87
MAINSTAY VP GOVERNMENT--INITIAL CLASS
without EBB Rider                                            $253.93   $  781.02   $1,334.90   $2,773.49
with EBB Rider                                               $284.08   $  871.14   $1,484.30   $3,139.22
MAINSTAY VP GROWTH EQUITY--INITIAL CLASS
without EBB Rider                                            $245.86   $  756.89   $1,294.71   $2,695.44
with EBB Rider                                               $276.05   $  847.20   $1,444.72   $3,062.00
MAINSTAY VP HIGH YIELD CORPORATE BOND--INITIAL CLASS
without EBB Rider                                            $254.93   $  784.04   $1,339.93   $2,783.22
with EBB Rider                                               $285.09   $  874.12   $1,489.24   $3,148.85
MAINSTAY VP INDEXED EQUITY--INITIAL CLASS
without EBB Rider                                            $232.78   $  717.54   $1,229.05   $2,567.21
with EBB Rider                                               $283.01   $  808.25   $1,380.12   $2,935.10
MAINSTAY VP INTERNATIONAL EQUITY--INITIAL CLASS
without EBB Rider                                            $306.11   $  936.60   $1,592.25   $3,265.22
with EBB Rider                                               $336.13   $1,025.30   $1,737.67   $3,625.36
MAINSTAY VP SMALL CAP GROWTH--INITIAL CLASS
without EBB Rider                                            $324.15   $  989.94   $1,679.82   $3,429.30
with EBB Rider                                               $354.08   $1,078.13   $1,823.88   $3,787.43

INVESTMENT DIVISION                                           1 YR       3 YR        5 YR        10 YR
-------------------                                          -------   ---------   ---------   ---------
MAINSTAY VP TOTAL RETURN--INITIAL CLASS
without EBB Rider                                            $255.92   $  787.06   $1,344.93   $2,792.93
with EBB Rider                                               $286.09   $  877.11   $1,494.18   $3,158.46
MAINSTAY VP VALUE--INITIAL CLASS
without EBB Rider                                            $259.96   $  799.09   $1,364.93   $2,831.59
with EBB Rider                                               $290.11   $  889.05   $1,513.88   $3,196.73
MAINSTAY VP AMERICAN CENTURY INCOME & GROWTH--INITIAL CLASS
without EBB Rider                                            $287.07   $  880.02   $1,498.99   $3,088.63
with EBB Rider                                               $317.13   $  969.23   $1,645.85   $3,450.87
MAINSTAY VP DREYFUS LARGE COMPANY VALUE--INITIAL CLASS
without EBB Rider                                            $293.10   $  897.92   $1,528.54   $3,144.77
with EBB Rider                                               $323.12   $  986.94   $1,674.91   $3,506.34
MAINSTAY VP EAGLE ASSET MANAGEMENT GROWTH EQUITY--INITIAL
  CLASS
without EBB Rider                                            $276.02   $  847.11   $1,444.57   $2,984.77
with EBB Rider                                               $306.12   $  936.62   $1,592.28   $3,348.19
MAINSTAY VP LORD ABBETT DEVELOPING GROWTH--INITIAL CLASS
without EBB Rider                                            $305.11   $  933.65   $1,587.38   $3,256.00
with EBB Rider                                               $335.13   $1,022.34   $1,732.85   $3,616.25
ALGER AMERICAN SMALL CAPITALIZATION--CLASS O SHARES
without EBB Rider                                            $292.09   $  894.95   $1,523.63   $3,135.46
with EBB Rider                                               $322.12   $  984.01   $1,670.09   $3,497.13
CALVERT SOCIAL BALANCED
without EBB Rider                                            $286.07   $  877.04   $1,494.04   $3,079.23
with EBB Rider                                               $316.13   $  966.28   $1,641.01   $3,441.60
DREYFUS IP TECHNOLOGY GROWTH--INITIAL SHARES
without EBB Rider                                            $264.06   $  871.07   $1,484.19   $3,060.43
with EBB Rider                                               $314.12   $  960.34   $1,631.26   $3,422.99
FIDELITY(R) VIP CONTRAFUND(R)--INITIAL CLASS
without EBB Rider                                            $262.97   $  808.13   $1,379.94   $2,860.51
with EBB Rider                                               $293.10   $  897.96   $1,528.61   $3,225.28
FIDELITY(R) VIP EQUITY-INCOME--INITIAL CLASS
without EBB Rider                                            $251.92   $  775.00   $1,324.87   $2,754.05
with EBB Rider                                               $282.07   $  865.16   $1,474.43   $3,120.00
JANUS ASPEN SERIES BALANCED--INSTITUTIONAL SHARES
without EBB Rider                                            $261.96   $  805.12   $1,374.93   $2,850.91
with EBB Rider                                               $292.10   $  894.98   $1,523.68   $3,215.78
JANUS ASPEN SERIES WORLDWIDE GROWTH--INSTITUTIONAL SHARES
without EBB Rider                                            $264.99   $  814.13   $1,389.90   $2,879.77
with EBB Rider                                               $295.10   $  903.93   $1,538.44   $3,244.34
MFS(R) INVESTORS TRUST SERIES--INITIAL CLASS
without EBB Rider                                            $283.05   $  868.07   $1,479.22   $3,050.98
with EBB Rider                                               $313.12   $  957.37   $1,626.38   $3,413.67
MFS(R) RESEARCH SERIES--INITIAL CLASS
without EBB Rider                                            $282.05   $  865.07   $1,474.31   $3,041.57
with EBB Rider                                               $312.12   $  954.41   $1,621.53   $3,404.36
MSF(R) UTILITIES SERIES--INITIAL CLASS
without EBB Rider                                            $289.07   $  886.00   $1,508.86   $3,107.39
with EBB Rider                                               $319.12   $  975.14   $1,655.56   $3,469.39
NEUBERGER BERMAN AMT MID-CAP GROWTH
without EBB Rider                                            $290.07   $  888.96   $1,513.75   $3,116.73
with EBB Rider                                               $320.12   $  978.10   $1,660.40   $3,478.63
T. ROWE PRICE EQUITY INCOME PORTFOLIO
without EBB Rider                                            $280.05   $  859.10   $1,464.41   $3,022.69
with EBB Rider                                               $310.13   $  946.50   $1,611.82   $3,385.72

INVESTMENT DIVISION                                           1 YR       3 YR        5 YR        10 YR
-------------------                                          -------   ---------   ---------   ---------
VAN ECK WORLDWIDE HARD ASSETS
without EBB Rider                                            $318.14   $  972.20   $1,650.72   $3,374.95
with EBB Rider                                               $348.09   $1,060.52   $1,795.19   $3,733.70
VAN KAMPEN UIF EMERGING MARKETS EQUITY--CLASS I
without EBB Rider                                            $388.01   $1,177.35   $1,984.80   $3,988.26
with EBB Rider                                               $417.76   $1,263.81   $2,124.10   $4,338.70

     On page 8, delete Question 2.

     On page 9, delete Questions 5, 6, and 7.

     On page 10, in Question 14, replace "December 31, 2001" with "December 31, 2002."

     On page 10, in the first paragraph in Question 14, delete 0.16% and replace it with -0.57%.

     On page 10, in the second paragraph in Question 14, add "-- Initial Class" after the Investment Division names.

     On page 10, in the second paragraph in Question 14, delete "2.41%, 8.07% and 3.25%" and replace it with "1.17%, 8.92% and 2.09%," respectively.

     On pages 12 and 13, delete the "AVERAGE ANNUAL TOTAL RETURN" chart and replace it with the following:

                          AVERAGE ANNUAL TOTAL RETURN
                     (FOR PERIODS ENDED DECEMBER 31, 2002)

                                                        MAINSTAY VP                                                MAINSTAY VP
                                    MAINSTAY VP           CAPITAL           MAINSTAY VP        MAINSTAY VP            EQUITY
                                        BOND            APPRECIATION           CASH            CONVERTIBLE            INCOME
    INVESTMENT DIVISIONS:         -- INITIAL CLASS    -- INITIAL CLASS      MANAGEMENT       -- INITIAL CLASS    -- INITIAL CLASS
    ---------------------         ----------------    ----------------      -----------      ----------------    ----------------
  PORTFOLIO INCEPTION DATE:         1/23/84             1/29/93             1/29/93            10/1/96             7/2/01
------------------------------
INVESTMENT DIVISION INCEPTION DATE:
-----------------------------------        3/13/00             3/13/00             3/13/00            3/13/00
AVERAGE ANNUAL TOTAL RETURN
1 Year...........                            7.80%             -31.89%              -0.20%             -9.32%
3 Year...........                            7.84%             -23.22%               2.14%             -6.52%
5 Year...........                            5.50%              -5.32%               2.66%              3.29%
10 Year..........                            5.59%             --                  --                 --
Since Portfolio Inception...                 7.62%               4.96%               2.77%              5.32%
Since Investment Division
  Inception*.....                            8.62%             -24.01%               1.81%             -8.79%

INVESTMENT DIVISION INCEPTION DATE:
-----------------------------------       7/2/01
AVERAGE ANNUAL TOTAL RETURN
1 Year...........                        -15.89%
3 Year...........                        --
5 Year...........                        --
10 Year..........                        --
Since Portfolio Inception...             -11.94%
Since Investment Division
  Inception*.....                        -12.51%

                                    MAINSTAY VP                                                                        ALGER
                                      AMERICAN          MAINSTAY VP         MAINSTAY VP         MAINSTAY VP          AMERICAN
                                      CENTURY          DREYFUS LARGE        EAGLE ASSET         LORD ABBETT            SMALL
                                      INCOME &            COMPANY            MANAGEMENT          DEVELOPING       CAPITALIZATION
                                       GROWTH              VALUE           GROWTH EQUITY           GROWTH           -- CLASS O
    INVESTMENT DIVISIONS:         -- INITIAL CLASS    -- INITIAL CLASS    -- INITIAL CLASS    -- INITIAL CLASS        SHARES
    ---------------------         ----------------    ----------------    ----------------    ----------------    --------------
  PORTFOLIO INCEPTION DATE:         5/1/98              5/1/98              5/1/98              5/1/98              9/21/88
------------------------------
INVESTMENT DIVISION INCEPTION DATE:
-----------------------------------        3/13/00             3/13/00             3/13/00             3/13/00
AVERAGE ANNUAL TOTAL RETURN
1 Year...........                          -20.76%             -24.05%             -29.32%             -30.08%
3 Year...........                          -14.39%              -9.17%             -19.86%             -20.20%
5 Year...........                          --                  --                  --                  --
10 Year..........                          --                  --                  --                  --
Since Portfolio Inception...                -4.96%              -4.61%              -0.45%             -10.25%
Since Investment Division
  Inception*.....                          -15.42%             -11.07%             -20.40%             -20.15%

INVESTMENT DIVISION INCEPTION DATE:
-----------------------------------      3/13/00
AVERAGE ANNUAL TOTAL RETURN
1 Year...........                        -27.36%
3 Year...........                        -28.77%
5 Year...........                        -10.30%
10 Year..........                         -0.26%
Since Portfolio Inception...               6.83%
Since Investment Division
  Inception*.....                        -27.53%

                                            MAINSTAY VP
                                             HIGH YIELD                           MAINSTAY VP        MAINSTAY VP
      MAINSTAY VP        MAINSTAY VP         CORPORATE         MAINSTAY VP       INTERNATIONAL        SMALL CAP
       GOVERNMENT       GROWTH EQUITY           BOND          INDEXED EQUITY         EQUITY             GROWTH
    -- INITIAL CLASS   -- INITIAL CLASS   -- INITIAL CLASS   -- INITIAL CLASS   -- INITIAL CLASS   -- INITIAL CLASS
    ----------------   ----------------   ----------------   ----------------   ----------------   ----------------
      1/29/93            1/23/84            5/1/95             1/29/93            5/1/95             7/2/01
      3/13/00            3/13/00            3/13/00            3/13/00            3/13/00            7/2/01
          8.16%            -25.42%              0.49%            -23.41%             -5.88%            -27.54%
          7.86%            -16.63%             -1.28%            -16.05%            -13.70%            --
          5.45%             -1.55%              1.57%             -2.30%             -0.34%            --
        --                   7.22%            --                 --                 --                 --
          5.09%              8.36%              5.53%              7.27%              2.10%            -22.13%
          7.87%            -19.64%             -1.40%            -16.56%            -11.45%            -21.64%


       MAINSTAY VP        MAINSTAY VP
       TOTAL RETURN          VALUE
     -- INITIAL CLASS   -- INITIAL CLASS
     ----------------   ----------------
       1/29/93            5/1/95
       3/13/00            3/13/00
         -17.85%            -22.27%
         -12.05%             -5.12%
          -0.37%             -2.88%
         --                 --
           5.50%              5.11%
         -14.92%             -6.20%

                                                                                                     JANUS ASPEN
                        DREYFUS IP                                               JANUS ASPEN           SERIES
                        TECHNOLOGY                                                 SERIES             WORLDWIDE
                          GROWTH        FIDELITY(R) VIP    FIDELITY(R) VIP        BALANCED             GROWTH
    CALVERT SOCIAL      -- INITIAL       CONTRAFUND(R)      EQUITY-INCOME     -- INSTITUTIONAL    -- INSTITUTIONAL
       BALANCED           SHARES        -- INITIAL CLASS   -- INITIAL CLASS        SHARES              SHARES
    --------------      ----------      ----------------   ----------------   ----------------    ----------------
      9/2/86            8/31/99           1/3/95             10/9/86            9/13/93             9/13/93
      3/13/00           7/6/01            3/13/00            3/13/00            3/13/00             3/13/00
        -13.50%           -40.34%           -10.74%            -18.23%              -7.88%             -26.65%
         -8.91%           -34.39%           -10.83%             -6.52%              -5.95%             -22.52%
         -0.88%           --                  2.13%             -1.22%               6.56%              -0.88%
          4.97%           --                --                   8.11%             --                  --
          6.21%           -21.96%            10.55%              8.25%              10.16%               8.70%
        -11.25%           -22.86%            -9.71%             -7.66%              -4.56%             -22.55%


          MFS(R)             MFS(R)
        INVESTORS           RESEARCH
       TRUST SERIES          SERIES
     -- INITIAL CLASS   -- INITIAL CLASS
     ----------------   ----------------
       10/9/95            7/26/95
       3/13/00            3/13/00
         -22.18%            -25.70%
         -14.13%            -18.58%
          -4.33%             -4.76%
         --                 --
           4.06%              2.80%
         -16.79%            -23.18%

                                                             NEUBERGER                                               VAN KAMPEN
                                           MFS(R)           BERMAN AMT        T. ROWE PRICE         VAN ECK         UIF EMERGING
                                      UTILITIES SERIES        MID-CAP         EQUITY INCOME        WORLDWIDE       MARKETS EQUITY
      INVESTMENT DIVISIONS:           -- INITIAL CLASS        GROWTH            PORTFOLIO         HARD ASSETS        -- CLASS I
      ---------------------           ----------------      ----------        -------------       -----------      --------------
    PORTFOLIO INCEPTION DATE:           1/3/95              11/3/97            3/31/94            9/1/89            10/1/96
----------------------------------
INVESTMENT DIVISION INCEPTION DATE:
-----------------------------------         7/2/01             7/2/01             3/13/00            3/13/00           3/13/00
AVERAGE ANNUAL TOTAL RETURN
1 Year.......................              -23.95%             -30.43%            -14.46%             -4.34%           -10.30%
3 Year.......................              -15.74%             -22.23%             -1.65%             -2.56%           -20.93%
5 Year.......................               -2.18%              -0.46%              0.72%             -5.59%            -6.58%
10 Year......................              --                  --                 --                   3.45%            --
Since Portfolio Inception....                7.54%               2.62%              9.27%              1.11%            -5.85%
Since Investment Division
  Inception*.................              -20.03%             -29.71%             -2.13%             -5.38%           -23.75%

------------

* Performance is calculated as of the initial date a deposit was received in the Investment Division.

     On page 14, in Question 16, delete the reference and address under the section titled "PREMIUM PAYMENTS."

     On page 14, in the response to question 16, replace the regular mail and express mail addresses with the following:

            Regular Mail           MainStay Annuities
                                   2400 Reliable Parkway
                                   Chicago, IL 60686

            Express Mail           National City Corporation
                                   Attn: MainStay Annuities/Lockbox #2400
                                   5635 S. Archer Avenue
                                   Chicago, IL 60638

     On page 14, replace the paragraph under the section entitled "FINANCIAL STATEMENTS" with the following:

     The balance sheet of NYLIAC as of December 31, 2002 and 2001 and the statements of income, of stockholder's equity and of cash flows for each of the three years in the period ended December 31, 2002 (including the report of independent accountants) and the Separate Account statement of assets and liabilities as of December 31, 2002 and the statement of operations, statement of changes in net assets and the financial highlights for each of the periods indicated in the Financial Statements (including the report of independent accountants) are included in the Statement of Additional Information. The independent accountants are PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, NY 10036.

     On page 15, replace the chart entitled "CONDENSED FINANCIAL INFORMATION" with the following:

                        CONDENSED FINANCIAL INFORMATION

     The following Accumulation Unit values and the number of Accumulation Units outstanding for each Investment Division for each fiscal year ended December 31 presented below are derived from the financial statements audited by PricewaterhouseCoopers LLP, independent accountants, included in the Statement of Additional Information. Values and units shown are for full year periods beginning January 1* except where indicated.

                                                           MAINSTAY VP
                                                             CAPITAL                                           MAINSTAY VP
                             MAINSTAY VP BOND --         APPRECIATION --           MAINSTAY VP CASH           CONVERTIBLE --
                                INITIAL CLASS             INITIAL CLASS               MANAGEMENT              INITIAL CLASS
                           ------------------------   ----------------------   ------------------------   ----------------------
                            2002     2001     2000    2002    2001     2000     2002     2001     2000    2002    2001     2000
                           ------   ------   ------   -----   -----   ------   ------   ------   ------   -----   -----   ------
Accumulation Unit value
 (beginning of period)...  $11.43   $10.62   $10.00   $7.17   $9.48   $10.00   $ 1.05   $ 1.03   $ 1.00   $8.71   $9.04   $10.00
Accumulation Unit value
 (end of period).........  $12.32   $11.43   $10.62   $4.88   $7.17   $ 9.48   $ 1.05   $ 1.05   $ 1.03   $7.89   $8.71   $ 9.04
Number of units
 outstanding (in 000s)
 (end of period).........     170       96       16     174     186      123   25,991   15,454    4,074     209     199      150


                              MAINSTAY VP            MAINSTAY VP
                           EQUITY INCOME --         GOVERNMENT --
                             INITIAL CLASS          INITIAL CLASS
                           -----------------   ------------------------
                            2002    2001(A)     2002     2001     2000
                           ------   --------   ------   ------   ------
Accumulation Unit value
 (beginning of period)...  $9.78     $10.00    $11.13   $10.60   $10.00
Accumulation Unit value
 (end of period).........  $8.23     $ 9.78    $12.04   $11.13   $10.60
Number of units
 outstanding (in 000s)
 (end of period).........     67         11       287      128       27

                                MAINSTAY VP              MAINSTAY VP              MAINSTAY VP                MAINSTAY VP
                              GROWTH EQUITY --       HIGH YIELD CORPORATE      INDEXED EQUITY --       INTERNATIONAL EQUITY --
                               INITIAL CLASS        BOND -- INITIAL CLASS        INITIAL CLASS              INITIAL CLASS
                           ----------------------   ----------------------   ----------------------   -------------------------
                           2002    2001     2000    2002    2001     2000    2002    2001     2000     2002     2001     2000
                           -----   -----   ------   -----   -----   ------   -----   -----   ------   ------   ------   -------
Accumulation Unit value
 (beginning of period)...  $7.65   $9.37   $10.00   $9.60   $9.29   $10.00   $8.14   $9.40   $10.00   $7.92    $9.35    $10.00
Accumulation Unit value
 (end of period).........  $5.71   $7.65   $ 9.37   $9.65   $9.60   $ 9.29   $6.23   $8.14   $ 9.40   $7.45    $7.92    $ 9.35
Number of units
 outstanding
 (in 000s) (end of
 period).................    219     230      139     255     149       85     250     224      135      34       32        18

                             MAINSTAY VP
                              SMALL CAP
                              GROWTH --          MAINSTAY VP TOTAL
                            INITIAL CLASS     RETURN -- INITIAL CLASS
                           ---------------   -------------------------
                           2002    2001(A)    2002     2001     2000
                           -----   -------   ------   ------   -------
Accumulation Unit value
 (beginning of period)...  $9.76   $10.00    $8.09    $9.20    $10.00
Accumulation Unit value
 (end of period).........  $7.07   $ 9.76    $6.64    $8.09    $ 9.20
Number of units
 outstanding
 (in 000s) (end of
 period).................     38       28      278      302    $  297

                                                             MAINSTAY VP                                      MAINSTAY VP EAGLE
                                                          AMERICAN CENTURY          MAINSTAY VP DREYFUS        ASSET MANAGEMENT
                             MAINSTAY VP VALUE --            INCOME AND                LARGE COMPANY           GROWTH EQUITY --
                                INITIAL CLASS          GROWTH -- INITIAL CLASS    VALUE -- INITIAL CLASS        INITIAL CLASS
                           ------------------------   -------------------------   -----------------------   ----------------------
                            2002     2001     2000     2002     2001     2000     2002     2001     2000    2002    2001     2000
                           ------   ------   ------   ------   ------   -------   -----   ------   ------   -----   -----   ------
Accumulation Unit value
 (beginning of period)...  $10.92   $11.04   $10.00   $8.29    $9.21    $10.00    $9.86   $10.49   $10.00   $7.81   $9.51   $10.00
Accumulation Unit value
 (end of period).........  $ 8.49   $10.92   $11.04   $6.57    $8.29    $ 9.21    $7.49   $ 9.86   $10.49   $5.52   $7.81   $ 9.51
Number of units
 outstanding
 (in 000s) (end of
 period).................     106       73       22      32        9        17       41       34       17      87      69       55


                               MAINSTAY VP LORD         ALGER AMERICAN SMALL
                               ABBOTT DEVELOPING         CAPITALIZATION --
                            GROWTH -- INITIAL CLASS        CLASS O SHARES
                           -------------------------   ----------------------
                            2002     2001     2000     2002    2001     2000
                           ------   ------   -------   -----   -----   ------
Accumulation Unit value
 (beginning of period)...  $8.33    $9.13    $10.00    $5.94   $8.56   $10.00
Accumulation Unit value
 (end of period).........  $5.83    $8.33    $ 9.13    $4.31   $5.94   $ 8.56
Number of units
 outstanding
 (in 000s) (end of
 period).................     19        6         9       97      87       69

                                                       DREYFUS IP
                                                       TECHNOLOGY         FIDELITY(R) VIP
                               CALVERT SOCIAL          GROWTH --          CONTRAFUND(R) --      FIDELITY(R) VIP EQUITY-
                                  BALANCED           INITIAL SHARES        INITIAL CLASS        INCOME -- INITIAL CLASS
                           ----------------------   ----------------   ----------------------   -----------------------
                           2002    2001     2000     2002    2001(A)   2002    2001     2000    2002     2001     2000
                           -----   -----   ------   ------   -------   -----   -----   ------   -----   ------   ------
Accumulation Unit value
 (beginning of period)...  $8.57   $9.36   $10.00   $12.03   $10.00    $8.58   $9.93   $10.00   $9.97   $10.65   $10.00
Accumulation Unit value
 (end of period).........  $7.42   $8.57   $ 9.36   $ 7.18   $12.03    $7.66   $8.58   $ 9.93   $8.15   $ 9.97   $10.65
Number of units
 outstanding
 (in 000s) (end of
 period).................     15      11       11       22        2      128     103       46      77       53       27


                             JANUS ASPEN SERIES        JANUS ASPEN SERIES
                                 BALANCED --          WORLDWIDE GROWTH --
                            INSTITUTIONAL SHARES      INSTITUTIONAL SHARES
                           -----------------------   ----------------------
                           2002     2001     2000    2002    2001     2000
                           -----   ------   ------   -----   -----   ------
Accumulation Unit value
 (beginning of period)...  $9.61   $10.24   $10.00   $7.00   $9.16   $10.00
Accumulation Unit value
 (end of period).........  $8.85   $ 9.61   $10.24   $5.13   $7.00   $ 9.16
Number of units
 outstanding
 (in 000s) (end of
 period).................    283      264      160     199     159      127

                                                                                                         NEUBERGER
                                                                                   MFS(R) UTILITIES      BERMAN AMT
                            MFS(R) INVESTORS TRUST          MFS(R) RESEARCH        SERIES -- INITIAL      MID-CAP
                            SERIES -- INITIAL CLASS     SERIES -- INITIAL CLASS          CLASS             GROWTH
                           -------------------------   -------------------------   -----------------   --------------
                            2002     2001     2000      2002     2001     2000      2002      2001     2002     2001
                           ------   ------   -------   ------   ------   -------   -------   -------   -----   ------
Accumulation Unit value
 (beginning of period)...  $8.07    $9.75    $10.00    $6.87    $8.86    $10.00    $10.43    $10.00    $9.98   $10.00
Accumulation Unit value
 (end of period).........  $6.28    $8.07    $ 9.75    $5.10    $6.87    $ 8.86    $ 7.93    $10.43    $6.94   $ 9.98
Number of units
 outstanding
 (in 000s) (end of
 period).................     41       29        11       53       55        66         1         0        4        0


                             T. ROWE PRICE EQUITY
                               INCOME PORTFOLIO
                           ------------------------
                            2002     2001     2000
                           ------   ------   ------
Accumulation Unit value
 (beginning of period)...  $11.07   $11.08   $10.00
Accumulation Unit value
 (end of period).........  $ 9.47   $11.07   $11.08
Number of units
 outstanding
 (in 000s) (end of
 period).................     110       81       13

                                                           VAN KAMPEN UIF
                              VAN ECK WORLDWIDE           EMERGING MARKETS
                                 HARD ASSETS              EQUITY -- CLASS I
                           -----------------------     -----------------------
                           2002     2001     2000      2002     2001     2000
                           -----   ------   ------     -----   ------   ------
Accumulation Unit value
 (beginning of period)...  $9.24   $10.48   $10.00     $5.72   $ 6.21   $10.00
Accumulation Unit value
 (end of period).........  $8.83   $ 9.24   $10.48     $5.12   $ 5.72   $ 6.21
Number of units
 outstanding
 (in 000s) (end of
 period).................      6        3        2        21    1,019        6

------------
 *  The policies were first offered on March 13, 2000.

(a) For the period July 6, 2001 (commencement of operations) through December 31, 2001.

     On page 17, in the second paragraph, replace the second sentence with "NYLIAC held assets of $45 billion at the end of 2002."

     On page 18, replace the chart with the following:
--------------------------------------------------------------------------------


FUND                                   INVESTMENT ADVISERS                 ELIGIBLE PORTFOLIOS
                                       -                                   -
MainStay VP Series Fund, Inc.          New York Life Investment            MainStay VP Bond -- Initial Class
                                       Management LLC                      MainStay VP Capital Appreciation -- Initial Class
                                                                           MainStay VP Cash Management
                                                                           MainStay VP Convertible -- Initial Class
                                                                           MainStay VP Equity Income -- Initial Class
                                                                           MainStay VP Government -- Initial Class
                                                                           MainStay VP Growth Equity -- Initial Class
                                                                           MainStay VP High Yield Corporate Bond --
                                                                             Initial Class
                                                                           MainStay VP Indexed Equity -- Initial Class
                                                                           MainStay VP International Equity -- Initial Class
                                                                           MainStay VP Small Cap Growth -- Initial Class
                                                                           MainStay VP Total Return -- Initial Class
                                                                           MainStay VP Value -- Initial Class
                                                                           MainStay VP American Century Income & Growth --
                                                                             Initial Class
                                                                           MainStay VP Dreyfus Large Company Value --
                                                                             Initial Class
                                                                           MainStay VP Eagle Asset Management Growth
                                                                             Equity -- Initial Class
                                                                           MainStay VP Lord Abbett Developing Growth --
                                                                             Initial Class
-----------------------------------------------------------------------------------------------------------------------------
The Alger American Fund                Fred Alger Management, Inc.         Alger American Small Capitalization -- Class O
                                                                           Shares
-----------------------------------------------------------------------------------------------------------------------------
Calvert Variable Series, Inc.          Calvert Asset Management Company,   Calvert Social Balanced
                                       Inc.
-----------------------------------------------------------------------------------------------------------------------------
Dreyfus Investment Portfolios          The Dreyfus Corporation             Dreyfus IP Technology Growth -- Initial Shares
-----------------------------------------------------------------------------------------------------------------------------
Fidelity Variable Insurance Products   Fidelity Management and Research    Fidelity(R) VIP Contrafund(R) -- Initial Class
Fund                                   Company                             Fidelity(R) VIP Equity-Income -- Initial Class
-----------------------------------------------------------------------------------------------------------------------------
Janus Aspen Series                     Janus Capital Management LLC        Janus Aspen Series Balanced -- Institutional
                                                                           Shares
                                                                           Janus Aspen Series Worldwide Growth --
                                                                             Institutional Shares
-----------------------------------------------------------------------------------------------------------------------------
MFS(R) Variable Insurance Trust(SM)    MFS(R) Investment Management        MFS(R) Investors Trust Series -- Initial Class
                                                                           MFS(R) Research Series -- Initial Class
                                                                           MFS(R) Utilities Series -- Initial Class
-----------------------------------------------------------------------------------------------------------------------------
The Universal Institutional Funds,     Van Kampen*                         Van Kampen UIF Emerging Markets Equity -- Class I
Inc.
-----------------------------------------------------------------------------------------------------------------------------
Neuberger Berman Advisers Management   Neuberger Berman Management Inc.    Neuberger Berman AMT Mid-Cap Growth
Trust
-----------------------------------------------------------------------------------------------------------------------------
T. Rowe Price Equity Series, Inc.      T. Rowe Price Associates, Inc.      T. Rowe Price Equity Income Portfolio
-----------------------------------------------------------------------------------------------------------------------------
Van Eck Worldwide Insurance Trust      Van Eck Associates Corporation      Van Eck Worldwide Hard Assets

* Morgan Stanley Investment Management Inc., the investment adviser of the Van Kampen UIF Emerging Markets Equity Portfolio, does business in certain instances as Van Kampen.

     On page 19, under the section entitled "THE POLICIES," delete the first two sentences in the first paragraph and replace them with the following: "This flexible premium policy is issued on the lives of individual Annuitants."

     On page 20, in the chart under the MainStay Plus Variable Annuity column, replace it with MainStay Plus II Variable Annuity column.

--------------------------------------------------------------------------------


                           MAINSTAY ACCESS         MAINSTAY PLUS II     MAINSTAY PREMIUM PLUS      MAINSTAY SELECT
                           VARIABLE ANNUITY        VARIABLE ANNUITY        VARIABLE ANNUITY        VARIABLE ANNUITY
Surrender Charge                 None                  7 years                 8 years                 3 Years
  Period (Based on                               (7%, 7%, 7%, 6%, 6%,    (8%, 8%, 8%, 8%, 7%,        (8%, 8%, 7%)
  each premium payment                                 5%, 4%)               6%, 5%, 4%)*
  date)
DCA Advantage Plan                No                     Yes                     Yes                     Yes
                                                 (6, 12 and 18 month      (6 month account)        (6 and 12 month
                                                      accounts)                                       accounts)
Interest Sweep                    No                     Yes                     Yes                     Yes
Premium Credit                    No                      No                     Yes                      No
Fixed Account                    Yes                     Yes                     Yes                     Yes
                                                  - One-year Fixed
                                                    Account
                                                  - Three-Year Fixed
                                                    Account
Total Separate Account          1.55%                   1.45%                   1.60%                   1.85%
Charges (mortality and
expense risk and
administration fees)
Annual Policy Service            $40                     $30                     $30                     $50
Charge
Minimum Cash Value             $50,000                 $50,000                 $100,000                $100,000
Required to Waive
Annual Policy Service
Charge

      All policies and features may not be available in all states. In states where the MainStay Plus II Variable Annuity is not yet approved, the MainStay Plus Variable Annuity (which is not discussed in this chart) is available. Ask your registered representative about the availability of the MainStay Plus Variable Annuity and for a prospectus that contains complete product information including information on fees and charges.

    * May be different in some states.

     On pages 21 and 22, delete the sections entitled "POLICY APPLICATION AND PREMIUM PAYMENTS," "PAYMENTS RETURNED FOR INSUFFICIENT FUNDS," "YOUR RIGHT TO CANCEL ("FREE LOOK")" and "ISSUE AGES."

     On page 22, delete the section entitled "(a) Limits on Transfers" and replace it with the following:

     (a) Limits on Transfers.

     Your right to make transfers under the policy is subject to modification if we determine, in our sole opinion, that the exercise of that right will disadvantage or potentially hurt the rights or interests of other policyowners. Any modification could be applied to transfers to or from some or all of the Investment Divisions and could include, but not be limited to, not accepting a transfer request from you or any person, asset allocation and/or market timing services made on your behalf and/or limiting the amount that may be transferred into or out of any Investment Division at any one time. Such restrictions may be applied in any manner reasonably designed to prevent any use of the transfer right which we consider to be to the actual or potential disadvantage of other policyowners.

     Currently we reserve the right to reject, without prior notice, transfer requests into or out of any Investment Division if the amount of the request (either alone or when combined with amounts from other policies owned by or under the control of the same individual or entity) would exceed $500,000.

     Also, if you or someone acting on your behalf requests more than two transfers into or out of one or more Investment Divisions within any 30-day period, and/or requests one or more transfers of sums in excess of the $500,000 limit described above, we currently reserve the right to require that all subsequent transfer requests for your policy be made through the U.S. mail or an overnight courier. We will provide you with written notice prior to implementing this limitation.

     In addition, orders for the purchase of portfolio shares are subject to acceptance by the relevant Fund. We reserve the right to reject, without prior notice, any transfer request into an Investment Division if the purchase of shares in the corresponding portfolio is not accepted for any reason.

     On page 23, in second paragraph under "Dollar Cost Averaging," add "-- Initial Class" after MainStay VP Growth Equity.

     On page 24, under the section entitled "ACCUMULATION PERIOD," delete section "(A) CREDITING OF PREMIUM PAYMENTS."

     On page 24, in the paragraph under "Automatic Asset Reallocation," add "-- Initial Class" after MainStay VP Convertible and MainStay VP International Equity.

     On page 27, under "Records and Reports," add as the last sentence the following: "You must provide us with the nature of the error and any other relevant details."

     On page 30, delete the section entitled "OUR RIGHT TO CANCEL."

     On page 31, under the section entitled "(A) ELECTION OF INCOME PAYMENTS," in the first paragraph, after the second sentence, add the following:

        "A lump sum may not be made prior to the maturity date listed on the Policy Data Page of your policy."

     On page 32, delete the section entitled DELAY OF PAYMENTS and replace it with the following:

     We will pay any amounts due from the Separate Account under the policy within seven days of the date NYLIAC receives all documents (including documents necessary to comply with federal and state tax law) in connection with a request.

     Situations where payment may be delayed:

          1. We may delay payment of any amounts due from the Separate Account under the policy and transfers among Investment Divisions from the Separate Account to the Fixed Account during any period that:

             (a) The New York Stock Exchange ("NYSE") is closed for other than usual weekends or holidays, trading is restricted by the Securities and Exchange Commission ("SEC"); or the SEC declares that an emergency exists;

             (b) The SEC, by order, permits us to delay payment in order to protect our policyowners; or

             (c) The check used to pay the premium has not cleared through the banking system. This may take up to 15 days.

          2. We may delay payment of any amount due from the Fixed Account and/or the DCA Advantage Plan Account. When permitted by law, we may defer payment of any partial withdrawal or full surrender request for up to six months from the date of surrender from the Fixed Account and/or DCA Advantage Plan Account. We will pay interest of at least 3.5% per year on any partial withdrawal or full surrender request deferred for 30 days or more.

          3. Federal laws made to combat terrorism and prevent money laundering by criminals might, in certain circumstances, require us to reject a premium payment and/or "freeze" a policy. If these laws apply in a particular policy(ies), we would not be allowed to pay any request for transfers, partial withdrawals, surrenders or death benefits. If a policy or an account is frozen, the Accumulation Value would be moved to a special segregated interest-bearing account and held in that account until instructions are received from the appropriate federal regulator.

     On page 34, add the following to the end of the fourth paragraph entitled, Taxation of Annuities in General;

        On the other hand, upon a full surrender of a Non-Qualified Policy, if the "investment in the contract," exceeds the Accumulation Value (less any surrender charges), the loss is treated as an ordinary loss for federal income tax purposes. However, limitations may apply to the amount of the loss that may be deductible. The IRS has not issued any official guidance as to the manner in which a loss on the surrender of an annuity policy may be reported for income tax purposes, including whether it must be treated as a miscellaneous itemized deduction.

     On page 37, the Table of Contents for the Statement of Additional Information ("SAI")

          1. Add "-- Initial Class" after MainStay VP Government, MainStay VP High Yield Corporate Bond, and MainStay VP Bond.

          2. Change Section entitled Experts to "Financial Statements."

          3. Change the address as follows:

            MainStay Annuities
             2400 Reliable Parkway
             Chicago, Il. 60686

          4. Change date reference on the page to May 1, 2003

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                      STATEMENT OF ADDITIONAL INFORMATION

                                  MAY 1, 2003
                                      FOR

                        MAINSTAY ACCESS VARIABLE ANNUITY
                                      FROM
                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
                                  INVESTING IN
                  NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

     This Statement of Additional Information ("SAI") is not a prospectus. This SAI contains information that expands upon subjects discussed in the MainStay Access Variable Annuity Prospectus dated May 1, 2002 and the Prospectus Supplement dated May 1, 2003. You should read the SAI in conjunction with the MainStay Access Variable Annuity Prospectus and Supplement. You may obtain a copy of the Supplemented Prospectus by calling MainStay Annuities at 800-762-6212 or writing to MainStay Annuities, 2400 Reliable Parkway, Chicago, IL 60686. Terms used but not defined in this SAI have the same meaning as in the May 1, 2002 MainStay Access Variable Annuity Prospectus, as supplemented on May 1, 2003.

                               TABLE OF CONTENTS*

                                                              PAGE
                                                              ----
THE POLICIES (18)...........................................    2
     Valuation of Accumulation Units (24)...................    2
INVESTMENT PERFORMANCE CALCULATIONS.........................    2
     MainStay VP Cash Management Investment Division........    2
     MainStay VP Government -- Initial Class, MainStay VP
       High Yield Corporate Bond -- Initial Class and
       MainStay VP Bond -- Initial Class Investment Division
       Yields...............................................    3
     Average Annual Total Return............................    3
ANNUITY PAYMENTS............................................    4
GENERAL MATTERS.............................................    4
FEDERAL TAX MATTERS (33)....................................    4
     Taxation of New York Life Insurance and Annuity
       Corporation..........................................    4
     Tax Status of the Policies.............................    4
DISTRIBUTOR OF THE POLICIES.................................    5
SAFEKEEPING OF SEPARATE ACCOUNT ASSETS......................    6
STATE REGULATION............................................    6
RECORDS AND REPORTS.........................................    6
LEGAL PROCEEDINGS...........................................    6
FINANCIAL STATEMENTS........................................    6
OTHER INFORMATION...........................................    7
FINANCIAL STATEMENTS........................................  F-1

------------
* (Numbers in parentheses refer to page numbers of corresponding sections of the May 1, 2002 MainStay Access Variable Annuity Prospectus, as supplemented on May 1, 2003.)

                                  THE POLICIES

     The following provides additional information about the policies and supplements the description in the Prospectus.

     VALUATION OF ACCUMULATION UNITS

     Accumulation Units are valued separately for each Investment Division of the Separate Account. The method used for valuing Accumulation Units in each Investment Division is the same. We arbitrarily set the value of each Accumulation Unit as of the date operations began for the Investment Division. Thereafter, the value of an Accumulation Unit of an Investment Division for any Business Day equals the value of an Accumulation Unit in that Investment Division as of the immediately preceding Business Day multiplied by the "Net Investment Factor" for that Investment Division for the current Business Day.

     We determine the Net Investment Factor for each Investment Division for any period from the close of the preceding Business Day to the close of the current Business Day (the "Valuation Period") by the following formula:

                                   (a/b) - c

Where: a = the result of:

          (1) the net asset value per share of the Eligible Portfolio shares held in the Investment Division determined at the end of the current Valuation Period, plus

          (2) the per share amount of any dividend or capital gain distribution made by the Eligible Portfolio for shares held in the Investment Division if the "ex-dividend" date occurs during the current Valuation Period;

         b = the net asset value per share of the Eligible Portfolio shares held in the Investment Division determined as of the end of the immediately preceding Valuation Period; and

         c = a factor representing the charge deducted from the applicable
             Investment Division on a daily basis. Such factor is equal to 1.55% (annualized) of the daily average Variable Accumulation Value. (See "Separate Account Charge" in the Prospectus.)

     The Net Investment Factor may be greater or less than one. Therefore, the value of an Accumulation Unit in an Investment Division may increase or decrease from Valuation Period to Valuation Period.

                      INVESTMENT PERFORMANCE CALCULATIONS

     MAINSTAY VP CASH MANAGEMENT INVESTMENT DIVISION

     NYLIAC calculates the MainStay VP Cash Management Investment Division's current annualized yield for a seven-day period in a manner which does not take into consideration any realized or unrealized gains or losses on shares of the MainStay VP Cash Management Portfolio or on its portfolio securities. This current annualized yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation) in the value of a hypothetical account having a balance of one unit of the MainStay VP Cash Management Investment Division at the beginning of such seven-day period, dividing such net change in account value by the value of the account at the beginning of the period to determine the base period return and annualizing this quotient on a 365-day basis. The net change in account value reflects the deductions for the administration fee and the mortality and expense risk charge, and income and expenses accrued during the period. Because of these deductions, the yield for the MainStay VP Cash Management Division will be lower than the yield for the MainStay VP Cash Management Portfolio.

     NYLIAC also calculates the effective yield of the MainStay VP Cash Management Investment Division for the same seven-day period on a compounded basis. The effective yield is calculated by compounding the unannualized base period return by adding one to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result.

     The yield on amounts held in the MainStay VP Cash Management Investment Division normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The MainStay VP Cash Management Investment Division's actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the MainStay VP Cash Management Portfolio, the types and quality of portfolio securities held by the MainStay VP Cash Management Portfolio, and its operating expenses.

    MAINSTAY VP GOVERNMENT -- INITIAL CLASS, MAINSTAY VP HIGH YIELD CORPORATE BOND -- INITIAL CLASS AND MAINSTAY VP BOND -- INITIAL CLASS INVESTMENT DIVISION YIELDS

     The current annualized yield of the MainStay VP Government -- Initial Class, MainStay VP High Yield Corporate Bond -- Initial Class and MainStay VP Bond -- Initial Class Investment Divisions refers to the income generated by these Investment Divisions over a specified 30-day period. Because the yield is annualized, the yield generated by an Investment Division during the 30-day period is assumed to be generated each 30-day period. We compute the yield by dividing the net investment income per accumulation unit earned during the period by the price per unit on the last day of the period, according to the following formula:

----                        YIELD = 2[(a-b+1)(6)-1]
                                                                  cd

Where: a = net investment income earned during the period by the Portfolio attributable to shares owned by the MainStay VP Government -- Initial Class, MainStay VP High Yield Corporate Bond -- Initial Class or MainStay VP Bond -- Initial Class Investment Division.

         b = expenses accrued for the period (net of reimbursements).

         c = the average daily number of accumulation units outstanding during the period.

         d = the maximum offering price per accumulation unit on the last day of the period.

     Accrued expenses will include all recurring fees that are charged to all policy owner accounts.

     Because of the charges and deductions imposed by the Separate Account the yield for the Investment Divisions will be lower than the yield for the corresponding Portfolio of the Fund. The yield on amounts held in the Investment Divisions normally will fluctuate over time. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The MainStay VP Government -- Initial Class, MainStay VP High Yield Corporate Bond -- Initial Class or MainStay VP Bond -- Initial Class Investment Division's actual yield will be affected by the types and quality of portfolio securities held by the MainStay VP Government -- Initial Class, MainStay VP High Yield Corporate Bond -- Initial Class and MainStay VP
Bond -- Initial Class Portfolios of the Fund and their operating expenses.

     AVERAGE ANNUAL TOTAL RETURN. Average annual total return quotations for the Investment Divisions are computed by finding the average annual compounded rates of return over the periods shown that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                P(1+T)(n) = ERV

Where: P = a hypothetical initial payment of $1,000.

         T = average annual total return.

         n = number of years.

     ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one, five, or ten-year period or the inception date, at the end of the one, five or ten-year period (or fractional portion thereof).

     All total return figures are prepared under methods the SEC requires when advertising performance information. For periods beginning on or after the dates when the Investment Divisions started operations, the average annual total return figures may be referred to as "standardized" performance. For periods before the dates when the Investment Divisions started operations, the figures are considered "non-standardized".

     Performance data for the Investment Divisions may be compared, in advertisements, sales literature and reports to shareholders, to: (i) the investment returns on various mutual funds, stocks, bonds, certificates of deposit, tax free bonds, or common stock and bond indexes; and (ii) other groups of variable annuity separate accounts or other investment products tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds and other investment companies by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons who rank such investment companies on overall performance or other criteria.

     Reports and promotional literature may also contain the ratings New York Life and NYLIAC have received from independent rating agencies. New York Life and NYLIAC are among only a few companies that have consistently received among the highest possible ratings from the four major independent rating companies for financial strength and stability: A.M. Best, Fitch, Moody's and Standard and Poor's. However, neither New York Life nor NYLIAC guarantees the investment performance of the Investment Divisions.

                                ANNUITY PAYMENTS

     We will make equal annuity payments each month under the Life Income Payment Option during the lifetime of the Annuitant. Once payments begin, they do not change and are guaranteed for 10 years even if the Annuitant dies sooner. If the Annuitant dies before all guaranteed payments have been made, the rest will be made to the Beneficiary. We may require that the payee submit proof of the Annuitant's survivorship as a condition for future payments beyond the 10-year guaranteed payment period.

     On the Annuity Commencement Date, we will determine the Accumulation Value of your policy and use that value to calculate the amount of each annuity payment. We determine each annuity payment by applying the Accumulation Value, less any premium taxes, to the annuity factors specified in the annuity table set forth in the policy. Those factors are based on a set amount per $1,000 of proceeds applied. The appropriate rate must be determined by the sex (except where, as in the case of certain Qualified Policies and other employer-sponsored retirement plans, such classification is not permitted), date of application and age of the Annuitant. The dollars applied are then divided by 1,000 and the result multiplied by the appropriate annuity factor from the table to compute the amount of the each monthly annuity payment.

                                GENERAL MATTERS

     NON-PARTICIPATING. The policies are non-participating. Dividends are not paid.

     MISSTATEMENT OF AGE OR SEX. If the Annuitant's stated age and/or sex in the policy are incorrect, NYLIAC will change the benefits payable to those which the premium payments would have purchased for the correct age and sex. Sex is not a factor when annuity benefits are based on unisex annuity payment rate tables. (See "DISTRIBUTIONS UNDER THE POLICY--Income Payments--Election of Income Payment Options" in the Prospectus.) If we made payments based on incorrect age or sex, we will increase or reduce a later payment or payments to adjust for the error. Any adjustment will include interest, at 3.5% per year, from the date of the wrong payment to the date the adjustment is made, unless required otherwise by state law.

     ASSIGNMENTS. If permitted by the plan or by law for the plan indicated in the application for the policy, you may assign a Non-Qualified Policy or any interest in it prior to the Annuity Commencement Date and during the Annuitant's lifetime. NYLIAC will not be deemed to know of an assignment unless it receives a copy of a duly executed instrument evidencing such assignment. Further, NYLIAC assumes no responsibility for the validity of any assignment. (See "FEDERAL TAX MATTERS--Taxation of Annuities in General" in the Prospectus.)

     MODIFICATION. NYLIAC may not modify the policy without your consent except to make the policy meet the requirements of the Investment Company Act of 1940, or to make the policy comply with any changes in the Internal Revenue Code or as required by the Code in order to continue treatment of the policy as an annuity, or by any other applicable law.

     INCONTESTABILITY. We rely on statements made in the application or a Policy Request. They are representations, not warranties. We will not contest the policy after it has been in force during the lifetime of the Annuitant for two years from the Policy Date.

                              FEDERAL TAX MATTERS

     TAXATION OF NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

     NYLIAC is taxed as a life insurance company. Because the Separate Account is not an entity separate from NYLIAC, and its operations form a part of NYLIAC, it will not be taxed separately as a "regulated investment company" under Subchapter M of the Code. Investment income and realized net capital gains on the assets of the Separate Account are reinvested and are taken into account in determining the Accumulation Value. As a result, such investment income and realized net capital gains are automatically retained as part of the reserves under the policy. Under existing federal income tax law, NYLIAC believes that Separate Account investment income and realized net capital gains should not be taxed to the extent that such income and gains are retained as part of the reserves under the policy.

     TAX STATUS OF THE POLICIES

     Section 817(h) of the Code requires that the investments of the Separate Account must be "adequately diversified" in accordance with Treasury regulations in order for the policies to qualify as annuity contracts under Section 72 of the Code. The Separate Account intends to comply with the diversification requirements prescribed by the Treasury under Treasury Regulation Section 1.817-5.

     To comply with regulations under Section 817(h) of the Code, the Separate Account is required to diversify its investments, so that on the last day of each quarter of a calendar year, no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S. Government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. Government or an agency or instrumentality of the U.S. Government is treated as a security issued by the U.S. Government or its agency or instrumentality, whichever is applicable.

     Although the Treasury Department has issued regulations on the diversification requirements, such regulations do not provide guidance concerning the extent to which policy owners may direct their investments to particular subaccounts of a separate account, or the permitted number of such subaccounts. It is unclear whether additional guidance in this regard will be issued in the future. It is possible that if such guidance is issued, the policy may need to be modified to comply with such additional guidance. For these reasons, NYLIAC reserves the right to modify the policy as necessary to attempt to prevent the policy owner from being considered the owner of the assets of the Separate Account or otherwise to qualify the policy for favorable tax treatment.

     The Code also requires that non-qualified annuity contracts contain specific provisions for distribution of the policy proceeds upon the death of any policy owner. In order to be treated as an annuity contract for federal income tax purposes, the Code requires that such policies provide that (a) if any policy owner dies on or after the Annuity Commencement Date and before the entire interest in the policy has been distributed, the remaining portion must be distributed at least as rapidly as under the method in effect on the policy owner's death; and (b) if any policy owner dies before the Annuity Commencement Date, the entire interest in the policy must generally be distributed within 5 years after the policy owner's date of death. These requirements will be considered satisfied if the entire interest of the policy is used to purchase an immediate annuity under which payments will begin within one year of the policy owner's death and will be made for the life of the Beneficiary or for a period not extending beyond the life expectancy of the Beneficiary. If the Beneficiary is the policy owner's surviving spouse, the Policy may be continued with the surviving spouse as the new policy owner. If the policy owner is not a natural person, these "death of Owner" rules apply when the primary Annuitant is changed. Non-Qualified Policies contain provisions intended to comply with these requirements of the Code. No regulations interpreting these requirements of the Code have yet been issued and thus no assurance can be given that the provisions contained in these policies satisfy all such Code requirements. The provisions contained in these policies will be reviewed and modified if necessary to assure that they comply with the Code requirements when clarified by regulation or otherwise.

     Withholding of federal income taxes on the taxable portion of all distributions may be required unless the recipient elects not to have any such amounts withheld and properly notifies NYLIAC of that election. Different rules may apply to United States citizens or expatriates living abroad. In addition, some states have enacted legislation requiring withholding.

     Even if a recipient elects no withholding, special rules may require NYLIAC to disregard the recipient's election if the recipient fails to supply NYLIAC with a "TIN" or taxpayer identification number (social security number for individuals) or if the Internal Revenue Service notifies NYLIAC that the TIN provided by the recipient is incorrect.

                          DISTRIBUTOR OF THE POLICIES

     NYLIFE Distributors Inc. ("NYLIFE Distributors"), is the principal underwriter and the distributor of the policies. It is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. NYLIFE Distributors is an indirect wholly-owned subsidiary of New York Life. The maximum commission paid to broker-dealers who have entered into dealer agreements with NYLIFE Distributors is not expected to exceed 6.25%. A portion of this amount is paid as commissions to registered representatives.

     For the years ending December 31, 2000, 2001 and 2002, NYLIAC paid commissions of $1,215,948, $660,948 and $1,568,323 respectively, none of which was retained by NYLIFE Distributors.

                     SAFEKEEPING OF SEPARATE ACCOUNT ASSETS

     NYLIAC holds title to the assets of the Separate Account. The assets are kept physically segregated and held separate and apart from NYLIAC's general corporate assets. Records are maintained of all purchases and redemptions of Eligible Portfolio shares held by each of the Investment Divisions.

                                STATE REGULATION

     NYLIAC is a stock life insurance company organized under the laws of Delaware, and is subject to regulation by the Delaware State Insurance Department. We file an annual statement with the Delaware Commissioner of Insurance on or before March 1 of each year covering the operations and reporting on the financial condition of NYLIAC as of December 31 of the preceding calendar year. Periodically, the Delaware Commissioner of Insurance examines the financial condition of NYLIAC, including the liabilities and reserves of the Separate Account.

     In addition, NYLIAC is subject to the insurance laws and regulations of all the states where it is licensed to operate. The availability of certain policy rights and provisions depends on state approval and/or filing and review processes. Where required by state law or regulation, the policies will be modified accordingly.

                              RECORDS AND REPORTS

     NYLIAC maintains all records and accounts relating to the Separate Account. As presently required by the federal securities laws, NYLIAC will mail to you at your last known address of record, at least semi-annually after the first Policy Year, reports containing information required under the federal securities laws or by any other applicable law or regulation.

                               LEGAL PROCEEDINGS

     NYLIAC is a defendant in individual suits arising from its agency sales force, insurance (including variable contracts registered under the federal securities law), investment, retail securities, and/or other operations, including actions involving retail sales practices. Most of these actions also seek substantial or unspecified compensatory and punitive damages. NYLIAC is also from time to time involved in various governmental, administrative, and investigative proceedings and inquiries.

     Notwithstanding the uncertain nature of litigation and regulatory inquiries, the outcome of which cannot be predicted, NYLIAC nevertheless believes that, after provisions made in the financial statements, the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on NYLIAC's financial position; however, it is possible that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on NYLIAC's operating results for a given year.

                              FINANCIAL STATEMENTS

     The balance sheet of NYLIAC as of December 31, 2002 and 2001 and the statements of income, of stockholder's equity and of cash flows for each of the three years in the period ended December 31, 2002 included in this Statement of Additional Information have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

     The Separate Account statement of assets and liabilities as of December 31, 2002 and the statement of operations, statement of changes in net assets and the financial highlights for each of the periods indicated in this Statement of Additional Information have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

                               OTHER INFORMATION

     NYLIAC filed a registration statement with the Securities and Exchange Commission, under the Securities Act of 1933 as amended, with respect to the policies discussed in the Prospectus and this Statement of Additional Information. We have not included all of the information set forth in the registration statement, amendments and exhibits to the registration statement in the Prospectus and this Statement of Additional Information. We intend the statements contained in the Prospectus and this Statement of Additional Information concerning the content of the policies and other legal instruments to be summaries. For a complete statement of the terms of these documents, you should refer to the instruments filed with the Securities and Exchange Commission. The omitted information may be obtained at the principal offices of the Securities and Exchange Commission in Washington, D.C., upon payment of prescribed fees, or through the Commission's website at www.sec.gov.

                  NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

                              FINANCIAL STATEMENTS

            SERIES I POLICIES:               LifeStages(R) Variable Annuity
                                             LifeStages(R) Flexible Premium Variable
                                             Annuity
                                             MainStay Plus Variable Annuity

            SERIES II POLICIES:              LifeStages(R) Access Variable Annuity
                                             MainStay Access Variable Annuity

            SERIES III POLICIES:             LifeStages(R) Premium Plus Variable
                                             Annuity
                                             MainStay Premium Plus Variable Annuity
                                             AmSouth Premium Plus Variable Annuity

            SERIES IV POLICIES:              LifeStages(R) Essentials Variable Annuity
                                             MainStay Plus II Variable Annuity

            SERIES V POLICIES:               LifeStages(R) Select Variable Annuity
                                             MainStay Select Variable Annuity

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 2002


                                                                                MAINSTAY VP      MAINSTAY VP
                                                               MAINSTAY VP        CAPITAL            CASH
                                                                   BOND         APPRECIATION      MANAGEMENT
                                                              ------------------------------------------------
ASSETS:
  Investment at net asset value.............................   $268,227,861     $348,791,182     $365,411,652

LIABILITIES:
  Liability to New York Life Insurance and Annuity
  Corporation for:
    Mortality and expense risk charges......................        824,263        1,200,530        1,197,964
    Administrative charges..................................         81,993          140,207          107,609
                                                               ------------     ------------     ------------
      Total net assets......................................   $267,321,605     $347,450,445     $364,106,079
                                                               ============     ============     ============
TOTAL NET ASSETS REPRESENTED BY:
  Net assets of Policyowners:
    Series I Policies.......................................   $216,195,815     $330,248,725     $263,444,077
    Series II Policies......................................      2,093,772          847,298       27,215,519
    Series III Policies.....................................     42,745,224       13,382,586       68,334,537
    Series IV Policies......................................      6,150,046        2,958,194        4,941,910
    Series V Policies.......................................        136,748           13,642          170,036
  Net assets retained in Separate Account by
    New York Life Insurance and Annuity Corporation.........             --               --               --
                                                               ------------     ------------     ------------
      Total net assets......................................   $267,321,605     $347,450,445     $364,106,079
                                                               ============     ============     ============
    Series I variable accumulation unit value...............   $      15.14     $      12.98     $       1.27
                                                               ============     ============     ============
    Series II variable accumulation unit value..............   $      12.32     $       4.88     $       1.05
                                                               ============     ============     ============
    Series III variable accumulation unit value.............   $      12.08     $       4.46     $       1.04
                                                               ============     ============     ============
    Series IV variable accumulation unit value..............   $      10.77     $       7.46     $       1.00
                                                               ============     ============     ============
    Series V variable accumulation unit value...............   $      10.52     $       9.20     $       1.00
                                                               ============     ============     ============
Identified Cost of Investment...............................   $262,999,789     $668,020,973     $365,407,581
                                                               ============     ============     ============

Not all investment divisions are available under all policies.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III


                      MAINSTAY VP                       MAINSTAY VP      MAINSTAY VP      MAINSTAY VP      MAINSTAY VP
     MAINSTAY VP         EQUITY        MAINSTAY VP         GROWTH         HIGH YIELD        INDEXED       INTERNATIONAL
     CONVERTIBLE         INCOME         GOVERNMENT         EQUITY       CORPORATE BOND       EQUITY           EQUITY
    --------------------------------------------------------------------------------------------------------------------
     $158,413,741     $ 63,950,582     $290,099,553     $270,392,279     $472,037,237     $494,085,963     $ 28,253,233

          522,840          196,709          878,626          914,841        1,467,936        1,706,282           98,342
           53,771           17,515           87,218          101,161          158,627          189,561            9,331
     ------------     ------------     ------------     ------------     ------------     ------------     ------------
     $157,837,130     $ 63,736,358     $289,133,709     $269,376,277     $470,410,674     $492,190,120     $ 28,145,560
     ============     ============     ============     ============     ============     ============     ============
     $132,023,226     $ 40,387,725     $230,479,522     $244,016,609     $417,268,458     $447,495,193     $ 23,569,159
        1,651,142          549,391        3,455,707        1,248,608        2,461,669        1,559,259          257,000
       20,474,838       15,132,070       45,739,930       21,124,767       43,111,355       37,642,277        3,598,678
        3,674,504        3,414,174        9,290,685        2,966,916        7,503,322        5,417,494          707,082
           13,420          113,210          167,865           19,377           65,870           75,897           13,641
               --        4,139,788               --               --               --               --               --
     ------------     ------------     ------------     ------------     ------------     ------------     ------------
     $157,837,130     $ 63,736,358     $289,133,709     $269,376,277     $470,410,674     $492,190,120     $ 28,145,560
     ============     ============     ============     ============     ============     ============     ============
     $      13.95     $       8.28     $      15.10     $      16.31     $      15.19     $      16.41     $      12.19
     ============     ============     ============     ============     ============     ============     ============
     $       7.89     $       8.23     $      12.04     $       5.71     $       9.65     $       6.23     $       7.45
     ============     ============     ============     ============     ============     ============     ============
     $       7.56     $       8.38     $      11.91     $       5.74     $       9.48     $       6.07     $       7.48
     ============     ============     ============     ============     ============     ============     ============
     $       9.27     $       8.09     $      10.74     $       8.08     $       9.67     $       8.20     $       8.82
     ============     ============     ============     ============     ============     ============     ============
     $      10.37     $       8.19     $      10.52     $       9.16     $      10.27     $       9.84     $       9.79
     ============     ============     ============     ============     ============     ============     ============
     $197,924,747     $ 72,904,879     $282,348,101     $434,320,496     $599,932,642     $725,506,850     $ 29,492,510
     ============     ============     ============     ============     ============     ============     ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of December 31, 2002


                                                               MAINSTAY VP      MAINSTAY VP      MAINSTAY VP
                                                                 MID CAP          MID CAP         SMALL CAP
                                                                   CORE            GROWTH           GROWTH
                                                              ------------------------------------------------
ASSETS:
  Investment at net asset value.............................   $ 19,921,037     $ 16,883,222     $ 25,418,699

LIABILITIES:
  Liability to New York Life Insurance and Annuity
  Corporation for:
    Mortality and expense risk charges......................         62,934           50,587           80,617
    Administrative charges..................................          6,173            4,609            7,450
                                                               ------------     ------------     ------------
      Total net assets......................................   $ 19,851,930     $ 16,828,026     $ 25,330,632
                                                               ============     ============     ============
TOTAL NET ASSETS REPRESENTED BY:
  Net assets of Policyowners:
    Series I Policies.......................................   $ 11,010,146     $  8,115,596     $ 14,448,695
    Series II Policies......................................         68,909          142,179          267,459
    Series III Policies.....................................      3,509,604        3,961,250        5,362,285
    Series IV Policies......................................      1,239,943        1,392,398        1,797,878
    Series V Policies.......................................          9,862           15,471           14,106
  Net assets retained in Separate Account by
    New York Life Insurance and Annuity Corporation.........      4,013,466        3,201,132        3,440,209
                                                               ------------     ------------     ------------
      Total net assets......................................   $ 19,851,930     $ 16,828,026     $ 25,330,632
                                                               ============     ============     ============
    Series I variable accumulation unit value...............   $       8.03     $       6.40     $       6.88
                                                               ============     ============     ============
    Series II variable accumulation unit value..............   $       8.67     $       8.19     $       7.07
                                                               ============     ============     ============
    Series III variable accumulation unit value.............   $       8.35     $       6.54     $       6.86
                                                               ============     ============     ============
    Series IV variable accumulation unit value..............   $       8.14     $       7.01     $       7.41
                                                               ============     ============     ============
    Series V variable accumulation unit value...............   $       9.70     $      10.20     $       8.31
                                                               ============     ============     ============
Identified Cost of Investment...............................   $ 22,379,934     $ 21,701,587     $ 30,501,218
                                                               ============     ============     ============

Not all investment divisions are available under all policies.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

                                       MAINSTAY VP      MAINSTAY VP      MAINSTAY VP      MAINSTAY VP
                                         AMERICAN         DREYFUS        EAGLE ASSET          LORD            ALGER
     MAINSTAY VP                         CENTURY           LARGE          MANAGEMENT         ABBETT          AMERICAN
        TOTAL         MAINSTAY VP         INCOME          COMPANY           GROWTH         DEVELOPING         SMALL
        RETURN           VALUE           & GROWTH          VALUE            EQUITY           GROWTH       CAPITALIZATION
    --------------------------------------------------------------------------------------------------------------------
     $229,466,803     $197,403,756     $ 47,527,942     $ 41,730,272     $ 93,482,725     $ 19,667,027     $ 50,389,388

          763,728          661,800          159,423          141,737          328,644           63,379          171,379
           87,105           69,981           17,753           14,424           35,881            6,995           18,272
     ------------     ------------     ------------     ------------     ------------     ------------     ------------
     $228,615,970     $196,671,975     $ 47,350,766     $ 41,574,111     $ 93,118,200     $ 19,596,653     $ 50,199,737
     ============     ============     ============     ============     ============     ============     ============
     $213,473,169     $169,824,237     $ 35,400,313     $ 26,746,544     $ 82,524,687     $ 11,493,461     $ 44,207,206
        1,846,562          902,544          212,821          308,899          478,927          108,823          417,029
       11,220,921       22,025,767        3,273,583        5,637,233        8,997,872        1,600,996        5,199,831
        2,062,893        3,869,862          528,518          809,559        1,116,702          320,696          375,671
           12,425           49,565               --               --               12               --               --
               --               --        7,935,531        8,071,876               --        6,072,677               --
     ------------     ------------     ------------     ------------     ------------     ------------     ------------
     $228,615,970     $196,671,975     $ 47,350,766     $ 41,574,111     $ 93,118,200     $ 19,596,653     $ 50,199,737
     ============     ============     ============     ============     ============     ============     ============
     $      14.41     $      14.51     $       7.94     $       8.07     $       9.85     $       6.07     $       6.15
     ============     ============     ============     ============     ============     ============     ============
     $       6.64     $       8.49     $       6.57     $       7.49     $       5.52     $       5.83     $       4.31
     ============     ============     ============     ============     ============     ============     ============
     $       6.37     $       8.11     $       6.45     $       7.40     $       4.72     $       5.86     $       4.00
     ============     ============     ============     ============     ============     ============     ============
     $       8.73     $       7.67     $       8.15     $       7.99     $       7.90     $       7.72     $       8.19
     ============     ============     ============     ============     ============     ============     ============
     $       9.93     $       8.34     $         --     $         --     $       9.60     $         --     $         --
     ============     ============     ============     ============     ============     ============     ============
     $319,713,258     $258,011,388     $ 63,850,639     $ 53,098,727     $174,148,628     $ 31,756,199     $ 65,418,380
     ============     ============     ============     ============     ============     ============     ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of December 31, 2002


                                                                 AMSOUTH          AMSOUTH
                                                                 ENHANCED      INTERNATIONAL       AMSOUTH
                                                                  MARKET           EQUITY         LARGE CAP
                                                              ------------------------------------------------
ASSETS:
  Investment at net asset value.............................   $  1,569,151     $    140,120     $  2,536,752

LIABILITIES:
  Liability to New York Life Insurance and Annuity
  Corporation for:
    Mortality and expense risk charges......................          6,711              755           10,644
    Administrative charges..................................             --               --               --
                                                               ------------     ------------     ------------
      Total net assets......................................   $  1,562,440     $    139,365     $  2,526,108
                                                               ============     ============     ============
TOTAL NET ASSETS REPRESENTED BY:
  Net assets of Policyowners:
    Series I Policies.......................................   $         --     $         --     $         --
    Series II Policies......................................             --               --               --
    Series III Policies.....................................      1,562,440          139,365        2,526,108
    Series IV Policies......................................             --               --               --
    Series V Policies.......................................             --               --               --
                                                               ------------     ------------     ------------
      Total net assets......................................   $  1,562,440     $    139,365     $  2,526,108
                                                               ============     ============     ============
    Series I variable accumulation unit value...............   $         --     $         --     $         --
                                                               ============     ============     ============
    Series II variable accumulation unit value..............   $         --     $         --     $         --
                                                               ============     ============     ============
    Series III variable accumulation unit value.............   $       6.53     $       6.71     $       6.57
                                                               ============     ============     ============
    Series IV variable accumulation unit value..............   $         --     $         --     $         --
                                                               ============     ============     ============
    Series V variable accumulation unit value...............   $         --     $         --     $         --
                                                               ============     ============     ============
Identified Cost of Investment...............................   $  1,909,053     $    162,672     $  3,054,491
                                                               ============     ============     ============

Not all investment divisions are available under all policies.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

                                         DREYFUS IP         FIDELITY          FIDELITY
                        CALVERT          TECHNOLOGY            VIP               VIP          JANUS ASPEN
       AMSOUTH           SOCIAL            GROWTH         CONTRAFUND(R)     EQUITY-INCOME        SERIES
       MID CAP          BALANCED      (INITIAL SHARES)   (INITIAL CLASS)   (INITIAL CLASS)      BALANCED
    -------------------------------------------------------------------------------------------------------
     $    829,642     $ 27,488,553      $  7,398,993      $263,102,666      $168,375,326      $602,586,326

            3,244           92,686            24,339           869,763           571,205         1,974,894
               --            9,584             2,054            97,065            59,544           216,299
     ------------     ------------      ------------      ------------      ------------      ------------
     $    826,398     $ 27,386,283      $  7,372,600      $262,135,838      $167,744,577      $600,395,133
     ============     ============      ============      ============      ============      ============
     $         --     $ 23,138,958      $  4,789,504      $238,091,149      $144,348,363      $534,854,441
               --          111,453           156,002           980,757           625,993         2,505,511
          826,398        3,778,952         2,060,078        19,346,897        20,493,322        54,823,884
               --          351,872           367,016         3,663,679         2,204,401         8,129,281
               --            5,048                --            53,356            72,498            82,016
     ------------     ------------      ------------      ------------      ------------      ------------
     $    826,398     $ 27,386,283      $  7,372,600      $262,135,838      $167,744,577      $600,395,133
     ============     ============      ============      ============      ============      ============
     $         --     $      14.22      $       5.88      $      14.56      $      12.50      $      17.05
     ============     ============      ============      ============      ============      ============
     $         --     $       7.42      $       7.18      $       7.66      $       8.15      $       8.85
     ============     ============      ============      ============      ============      ============
     $       5.66     $       7.21      $       5.98      $       7.37      $       8.03      $       8.34
     ============     ============      ============      ============      ============      ============
     $         --     $       9.23      $       7.16      $       8.63      $       8.15      $       9.19
     ============     ============      ============      ============      ============      ============
     $         --     $      10.08      $         --      $      10.30      $       8.24      $       9.57
     ============     ============      ============      ============      ============      ============
     $  1,011,345     $ 36,430,923      $  9,800,895      $343,597,118      $214,946,747      $728,202,985
     ============     ============      ============      ============      ============      ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of December 31, 2002

                                                               JANUS ASPEN         MFS(R)
                                                                  SERIES         INVESTORS          MFS(R)
                                                                WORLDWIDE          TRUST           RESEARCH
                                                                  GROWTH           SERIES           SERIES
                                                              ------------------------------------------------
ASSETS:
  Investment at net asset value.............................   $268,041,219     $ 27,328,297     $ 34,671,339

LIABILITIES:
  Liability to New York Life Insurance and Annuity
  Corporation for:
    Mortality and expense risk charges......................        897,418           97,667          120,933
    Administrative charges..................................        103,259            9,447           12,451
                                                               ------------     ------------     ------------
      Total net assets......................................   $267,040,542     $ 27,221,183     $ 34,537,955
                                                               ============     ============     ============
TOTAL NET ASSETS REPRESENTED BY:
  Net assets of Policyowners:
    Series I Policies.......................................   $250,711,739     $ 22,188,548     $ 29,510,550
    Series II Policies......................................      1,023,727          260,327          269,768
    Series III Policies.....................................     13,227,423        4,309,312        4,400,817
    Series IV Policies......................................      2,077,635          462,996          356,679
    Series V Policies.......................................             18               --              141
                                                               ------------     ------------     ------------
      Total net assets......................................   $267,040,542     $ 27,221,183     $ 34,537,955
                                                               ============     ============     ============
    Series I variable accumulation unit value...............   $      12.02     $       7.07     $       7.19
                                                               ============     ============     ============
    Series II variable accumulation unit value..............   $       5.13     $       6.28     $       5.10
                                                               ============     ============     ============
    Series III variable accumulation unit value.............   $       4.71     $       6.18     $       4.89
                                                               ============     ============     ============
    Series IV variable accumulation unit value..............   $       7.79     $       8.14     $       7.89
                                                               ============     ============     ============
    Series V variable accumulation unit value...............   $       9.96     $         --     $       9.65
                                                               ============     ============     ============
Identified Cost of Investment...............................   $507,959,331     $ 37,921,970     $ 60,628,945
                                                               ============     ============     ============

Not all investment divisions are available under all policies.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

                         NEUBERGER                                          VAN KAMPEN
                           BERMAN                           VAN ECK            UIF
                            AMT         T. ROWE PRICE      WORLDWIDE         EMERGING
         MFS(R)           MID-CAP           EQUITY            HARD           MARKETS
    UTILITIES SERIES       GROWTH           INCOME           ASSETS           EQUITY
    ------------------------------------------------------------------------------------
      $    742,797      $  3,057,253     $117,050,255     $  8,986,681     $ 25,883,814

             2,615             9,665          394,738           28,948          113,259
               116               607           37,331            2,644            9,524
      ------------      ------------     ------------     ------------     ------------
      $    740,066      $  3,046,981     $116,618,186     $  8,955,089     $ 25,761,031
      ============      ============     ============     ============     ============
      $    299,325      $  1,672,838     $ 89,633,781     $  6,350,985     $ 22,763,837
             9,572            25,706        1,043,769           48,887          109,311
           390,429         1,192,447       22,370,872        2,229,190        2,432,365
            40,740           155,836        3,452,962          326,027          455,518
                --               154          116,802               --               --
      ------------      ------------     ------------     ------------     ------------
      $    740,066      $  3,046,981     $116,618,186     $  8,955,089     $ 25,761,031
      ============      ============     ============     ============     ============
      $       6.72      $       6.72     $       9.90     $       8.89     $       7.09
      ============      ============     ============     ============     ============
      $       7.93      $       6.94     $       9.47     $       8.83     $       5.12
      ============      ============     ============     ============     ============
      $       6.35      $       6.99     $       9.27     $       8.96     $       5.96
      ============      ============     ============     ============     ============
      $      10.18      $       9.68     $       8.22     $       8.42     $       7.88
      ============      ============     ============     ============     ============
      $         --      $       9.42     $       8.41     $         --     $         --
      ============      ============     ============     ============     ============
      $    777,644      $  3,584,729     $134,244,328     $  9,623,491     $ 42,193,693
      ============      ============     ============     ============     ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS
For the year ended December 31, 2002


                                                                                MAINSTAY VP         MAINSTAY VP
                                                            MAINSTAY VP           CAPITAL              CASH
                                                               BOND            APPRECIATION         MANAGEMENT
                                                         ---------------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income......................................    $  11,352,633       $     415,669      $     4,403,955
  Mortality and expense risk charges...................       (2,647,985)         (5,651,162)          (4,354,564)
  Administrative charges...............................         (278,491)           (665,625)            (405,671)
                                                           -------------       -------------      ---------------
      Net investment income (loss).....................        8,426,157          (5,901,118)            (356,280)
                                                           -------------       -------------      ---------------
REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments....................       19,317,518          92,244,056        1,089,153,732
  Cost of investments sold.............................      (19,258,898)       (126,987,938)      (1,089,140,646)
                                                           -------------       -------------      ---------------
      Net realized gain (loss) on investments..........           58,620         (34,743,882)              13,086
  Realized gain distribution received..................          233,898                  --                1,683
  Change in unrealized appreciation (depreciation) on
    investments........................................        8,108,625        (136,533,157)               3,220
                                                           -------------       -------------      ---------------
      Net gain (loss) on investments...................        8,401,143        (171,277,039)              17,989
                                                           -------------       -------------      ---------------
        Net increase (decrease) in net assets resulting
          from operations..............................    $  16,827,300       $(177,178,157)     $      (338,291)
                                                           =============       =============      ===============


                                                            MAINSTAY VP         MAINSTAY VP         MAINSTAY VP
                                                              MID CAP             MID CAP            SMALL CAP
                                                               CORE               GROWTH              GROWTH
                                                         ---------------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income......................................    $      59,598       $          --      $            --
  Mortality and expense risk charges...................         (180,844)           (169,939)            (262,574)
  Administrative charges...............................          (19,009)            (16,864)             (25,834)
                                                           -------------       -------------      ---------------
      Net investment income (loss).....................         (140,255)           (186,803)            (288,408)
                                                           -------------       -------------      ---------------
REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments....................        2,049,696           1,116,007            2,795,622
  Cost of investments sold.............................       (2,423,913)         (1,331,843)          (3,663,776)
                                                           -------------       -------------      ---------------
      Net realized gain (loss) on investments..........         (374,217)           (215,836)            (868,154)
  Realized gain distribution received..................               --                  --                   --
  Change in unrealized appreciation (depreciation) on
    investments........................................       (2,220,456)         (4,536,431)          (5,368,934)
                                                           -------------       -------------      ---------------
      Net gain (loss) on investments...................       (2,594,673)         (4,752,267)          (6,237,088)
                                                           -------------       -------------      ---------------
        Net increase (decrease) in net assets resulting
          from operations..............................    $  (2,734,928)      $  (4,939,070)     $    (6,525,496)
                                                           =============       =============      ===============

Not all investment divisions are available under all policies.

For Series IV and V policies, represents the period May 10, 2002 (Commencement of Operations) through December 31, 2002.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III


                                                                         MAINSTAY VP
                      MAINSTAY VP                       MAINSTAY VP       HIGH YIELD      MAINSTAY VP      MAINSTAY VP
     MAINSTAY VP         EQUITY        MAINSTAY VP         GROWTH         CORPORATE         INDEXED       INTERNATIONAL
     CONVERTIBLE         INCOME         GOVERNMENT         EQUITY            BOND            EQUITY           EQUITY
    --------------------------------------------------------------------------------------------------------------------
    $   4,542,819    $     644,814    $   7,997,901    $   2,892,931    $  49,251,682    $   7,148,468    $     400,701
       (2,011,033)        (578,569)      (2,364,670)      (4,100,066)      (5,737,033)      (7,302,746)        (337,497)
         (215,089)         (55,784)        (243,025)        (461,877)        (640,580)        (829,408)         (34,013)
    -------------    -------------    -------------    -------------    -------------    -------------    -------------
        2,316,697           10,461        5,390,206       (1,669,012)      42,874,069         (983,686)          29,191
    -------------    -------------    -------------    -------------    -------------    -------------    -------------
       18,420,369        3,207,437       17,643,152       55,268,600       95,781,855       85,463,077      170,512,084
      (22,430,356)      (3,775,916)     (17,028,095)     (73,626,855)    (144,519,091)     (95,357,052)    (173,451,463)
    -------------    -------------    -------------    -------------    -------------    -------------    -------------
       (4,009,987)        (568,479)         615,057      (18,358,255)     (48,737,236)      (9,893,975)      (2,939,379)
               --               --               --               --               --        1,895,714               --
      (14,037,265)      (9,400,818)       8,468,925      (77,213,593)       8,317,876     (150,872,602)       2,050,357
    -------------    -------------    -------------    -------------    -------------    -------------    -------------
      (18,047,252)      (9,969,297)       9,083,982      (95,571,848)     (40,419,360)    (158,870,863)        (889,022)
    -------------    -------------    -------------    -------------    -------------    -------------    -------------
    $ (15,730,555)   $  (9,958,836)   $  14,474,188    $ (97,240,860)   $   2,454,709    $(159,854,549)   $    (859,831)
    =============    =============    =============    =============    =============    =============    =============

                                       MAINSTAY VP      MAINSTAY VP      MAINSTAY VP      MAINSTAY VP
                                         AMERICAN         DREYFUS        EAGLE ASSET          LORD            ALGER
     MAINSTAY VP                         CENTURY           LARGE          MANAGEMENT         ABBETT          AMERICAN
        TOTAL         MAINSTAY VP         INCOME          COMPANY           GROWTH         DEVELOPING         SMALL
        RETURN           VALUE           & GROWTH          VALUE            EQUITY           GROWTH       CAPITALIZATION
    --------------------------------------------------------------------------------------------------------------------
    $   6,217,847    $   3,167,647    $     571,554    $     287,220    $      71,479    $          --    $          --
       (3,347,811)      (2,763,423)        (658,371)        (586,512)      (1,503,903)        (288,181)        (785,132)
         (387,341)        (302,729)         (75,329)         (61,266)        (167,139)         (32,474)         (84,085)
    -------------    -------------    -------------    -------------    -------------    -------------    -------------
        2,482,695          101,495         (162,146)        (360,558)      (1,599,563)        (320,655)        (869,217)
    -------------    -------------    -------------    -------------    -------------    -------------    -------------
       42,517,359       20,551,108        5,897,054        5,428,150       21,363,706        9,174,373      167,207,778
      (43,417,534)     (24,285,983)      (6,985,427)      (6,564,339)     (43,420,842)     (10,820,305)    (178,686,381)
    -------------    -------------    -------------    -------------    -------------    -------------    -------------
         (900,175)      (3,734,875)      (1,088,373)      (1,136,189)     (22,057,136)      (1,645,932)     (11,478,603)
               --          343,792               --               --               --               --               --
      (55,904,745)     (52,715,057)     (11,257,981)     (11,310,942)     (18,871,432)      (6,237,398)      (8,183,074)
    -------------    -------------    -------------    -------------    -------------    -------------    -------------
      (56,804,920)     (56,106,140)     (12,346,354)     (12,447,131)     (40,928,568)      (7,883,330)     (19,661,677)
    -------------    -------------    -------------    -------------    -------------    -------------    -------------
    $ (54,322,225)   $ (56,004,645)   $ (12,508,500)   $ (12,807,689)   $ (42,528,131)   $  (8,203,985)   $ (20,530,894)
    =============    =============    =============    =============    =============    =============    =============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the year ended December 31, 2002


                                                                 AMSOUTH         AMSOUTH
                                                                ENHANCED      INTERNATIONAL      AMSOUTH
                                                                 MARKET          EQUITY         LARGE CAP
                                                              ---------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income...........................................  $      7,019    $        549    $       4,054
  Mortality and expense risk charges........................       (22,125)         (3,223)         (36,131)
  Administrative charges....................................            --              --               --
                                                              -------------   -------------   -------------
      Net investment income (loss)..........................       (15,106)         (2,674)         (32,077)
                                                              -------------   -------------   -------------
REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments.........................       409,738         127,208          412,504
  Cost of investments sold..................................      (494,989)       (163,035)        (505,547)
                                                              -------------   -------------   -------------
      Net realized gain (loss) on investments...............       (85,251)        (35,827)         (93,043)
  Realized gain distribution received.......................            --              --               --
  Change in unrealized appreciation (depreciation) on
    investments.............................................      (336,281)        (12,840)        (548,806)
                                                              -------------   -------------   -------------
      Net gain (loss) on investments........................      (421,532)        (48,667)        (641,849)
                                                              -------------   -------------   -------------
        Net increase (decrease) in net assets resulting from
          operations........................................  $   (436,638)   $    (51,341)   $    (673,926)
                                                              =============   =============   =============


                                                               JANUS ASPEN       MFS(R)
                                                                 SERIES         INVESTORS        MFS(R)
                                                                WORLDWIDE         TRUST         RESEARCH
                                                                 GROWTH          SERIES          SERIES
                                                              ---------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income...........................................  $  2,947,276    $    175,002    $     116,020
  Mortality and expense risk charges........................    (4,180,744)       (407,657)        (545,540)
  Administrative charges....................................      (486,318)        (40,352)         (57,163)
                                                              -------------   -------------   -------------
      Net investment income (loss)..........................    (1,719,786)       (273,007)        (486,683)
                                                              -------------   -------------   -------------
REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments.........................   160,339,446       6,219,244        9,955,000
  Cost of investments sold..................................  (176,416,807)     (8,813,706)     (18,423,022)
                                                              -------------   -------------   -------------
      Net realized gain (loss) on investments...............   (16,077,361)     (2,594,462)      (8,468,022)
  Realized gain distribution received.......................            --              --               --
  Change in unrealized appreciation (depreciation) on
    investments.............................................   (86,686,068)     (5,326,780)      (4,091,609)
                                                              -------------   -------------   -------------
      Net gain (loss) on investments........................  (102,763,429)     (7,921,242)     (12,559,631)
                                                              -------------   -------------   -------------
        Net increase (decrease) in net assets resulting
          from operations...................................  $(104,483,215)  $ (8,194,249)   $ (13,046,314)
                                                              =============   =============   =============

Not all investment divisions are available under all policies.

For Series IV and V policies, represents the period May 10, 2002 (Commencement of Operations) through December 31, 2002.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

                                                                                         FIDELITY
                                             DREYFUS IP            FIDELITY                VIP
                           CALVERT           TECHNOLOGY               VIP                EQUITY-          JANUS ASPEN
        AMSOUTH             SOCIAL             GROWTH        CONTRAFUND(R)(INITIAL        INCOME             SERIES
        MID CAP            BALANCED       (INITIAL SHARES)          CLASS)           (INITIAL CLASS)        BALANCED
    --------------------------------------------------------------------------------------------------------------------
     $          --      $     805,113      $          --         $   2,313,556        $   3,044,855      $  15,584,790
           (11,064)          (364,845)           (83,846)           (3,549,244)          (2,329,729)        (7,972,909)
                --            (39,328)            (7,845)             (405,184)            (249,663)          (895,412)
     -------------      -------------      -------------         -------------        -------------      -------------
           (11,064)           400,940            (91,691)           (1,640,872)             465,463          6,716,469
     -------------      -------------      -------------         -------------        -------------      -------------
            67,033          3,665,918          2,979,007            27,000,986           22,627,034         62,788,037
           (93,033)        (4,951,550)        (3,763,670)          (30,205,587)         (29,686,440)       (60,080,096)
     -------------      -------------      -------------         -------------        -------------      -------------
           (26,000)        (1,285,632)          (784,663)           (3,204,601)          (7,059,406)         2,707,941
                --                 --                 --                    --            4,144,386                 --
          (150,238)        (3,329,468)        (2,653,322)          (27,337,803)         (35,697,937)       (62,206,513)
     -------------      -------------      -------------         -------------        -------------      -------------
          (176,238)        (4,615,100)        (3,437,985)          (30,542,404)         (38,612,957)       (59,498,572)
     -------------      -------------      -------------         -------------        -------------      -------------
     $    (187,302)     $  (4,214,160)     $  (3,529,676)        $ (32,183,276)       $ (38,147,494)     $ (52,782,103)
     =============      =============      =============         =============        =============      =============

                                                                                   VAN KEMPER
                          NEUBERGER                              VAN ECK              UIF
         MFS(R)             BERMAN         T. ROWE PRICE        WORLDWIDE           EMERGING
       UTILITIES         AMT MID-CAP           EQUITY              HARD             MARKETS
         SERIES             GROWTH             INCOME             ASSETS             EQUITY
    --------------------------------------------------------------------------------------------
     $      16,323      $          --      $   1,922,120      $      32,301      $          --
            (8,916)           (25,806)        (1,453,974)           (95,253)          (439,795)
              (318)            (1,705)          (143,889)            (9,538)           (40,561)
     -------------      -------------      -------------      -------------      -------------
             7,089            (27,511)           324,257            (72,490)          (480,356)
     -------------      -------------      -------------      -------------      -------------
           488,238            267,968         13,413,425         11,914,433        506,430,334
          (613,693)          (328,253)       (16,434,040)       (12,469,974)      (507,754,749)
     -------------      -------------      -------------      -------------      -------------
          (125,455)           (60,285)        (3,020,615)          (555,541)        (1,324,415)
                --                 --            115,918                 --                 --
           (27,232)          (557,953)       (16,792,258)          (371,780)         1,026,842
     -------------      -------------      -------------      -------------      -------------
          (152,687)          (618,238)       (19,696,955)          (927,321)          (297,573)
     -------------      -------------      -------------      -------------      -------------
     $    (145,598)     $    (645,749)     $ (19,372,698)     $    (999,811)     $    (777,929)
     =============      =============      =============      =============      =============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2002
and December 31, 2001


                                                                MAINSTAY VP                     MAINSTAY VP
                                                                   BOND                    CAPITAL APPRECIATION
                                                       -----------------------------   -----------------------------
                                                          2002(C)         2001(A)         2002(C)         2001(A)
                                                       -------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income (loss).....................  $   8,426,157   $   6,002,709   $  (5,901,118)  $  (8,060,078)
    Net realized gain (loss) on investments..........         58,620         (90,242)    (34,743,882)     19,697,363
    Realized gain distribution received..............        233,898              --              --              --
    Change in unrealized appreciation (depreciation)
      on investments.................................      8,108,625       1,937,501    (136,533,157)   (199,254,900)
                                                       -------------   -------------   -------------   -------------
      Net increase (decrease) in net assets resulting
        from operations..............................     16,827,300       7,849,968    (177,178,157)   (187,617,615)
                                                       -------------   -------------   -------------   -------------
  Contributions and (Withdrawals):
    Payments received from policyowners..............     22,698,154      19,177,542      20,002,373      48,764,262
    Policyowners' surrenders.........................    (18,659,971)     (7,267,424)    (33,834,434)    (37,140,495)
    Policyowners' annuity and death benefits.........     (1,877,155)     (1,445,576)     (3,499,736)     (4,477,315)
    Net transfers from (to) Fixed Account............     49,922,575      15,892,116       9,673,496      31,280,588
    Transfers between Investment Divisions...........     30,450,426      47,742,242     (34,533,541)    (36,654,158)
    Contribution (withdrawal) of seed money by New
      York Life Insurance and Annuity Corporation....             --              --              --              --
                                                       -------------   -------------   -------------   -------------
      Net contributions and (withdrawals)............     82,534,029      74,098,900     (42,191,842)      1,772,882
                                                       -------------   -------------   -------------   -------------
    Increase (decrease) attributable to New York Life
      Insurance and Annuity Corporation charges
      retained by the Separate Account...............        (43,736)        (27,572)        542,816         247,350
                                                       -------------   -------------   -------------   -------------
        Increase (decrease) in net assets............     99,317,593      81,921,296    (218,827,183)   (185,597,383)
NET ASSETS:
    Beginning of year................................    168,004,012      86,082,716     566,277,628     751,875,011
                                                       -------------   -------------   -------------   -------------
    End of year......................................  $ 267,321,605   $ 168,004,012   $ 347,450,445   $ 566,277,628
                                                       =============   =============   =============   =============


                                                                MAINSTAY VP                     MAINSTAY VP
                                                                GOVERNMENT                     GROWTH EQUITY
                                                       -----------------------------   -----------------------------
                                                          2002(C)         2001(A)         2002(C)         2001(A)
                                                       -------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income (loss).....................  $   5,390,206   $   3,748,243   $  (1,669,012)  $  (2,704,953)
    Net realized gain (loss) on investments..........        615,057        (210,216)    (18,358,255)       (100,645)
    Realized gain distribution received..............             --              --              --              --
    Change in unrealized appreciation (depreciation)
      on investments.................................      8,468,925         117,370     (77,213,593)    (78,152,350)
                                                       -------------   -------------   -------------   -------------
      Net increase (decrease) in net assets resulting
        from operations..............................     14,474,188       3,655,397     (97,240,860)    (80,957,948)
                                                       -------------   -------------   -------------   -------------
  Contributions and (Withdrawals):
    Payments received from policyowners..............     29,239,923      18,215,477      16,914,515      36,935,798
    Policyowners' surrenders.........................    (15,219,477)     (6,903,821)    (20,726,809)    (21,064,604)
    Policyowners' annuity and death benefits.........     (1,831,078)       (587,901)     (2,871,423)     (2,809,354)
    Net transfers from (to) Fixed Account............     36,365,858      14,823,488      20,899,208      35,868,212
    Transfers between Investment Divisions...........    100,294,927      36,559,984     (24,720,884)    (13,899,021)
                                                       -------------   -------------   -------------   -------------
      Net contributions and (withdrawals)............    148,850,153      62,107,227     (10,505,393)     35,031,031
                                                       -------------   -------------   -------------   -------------
    Increase (decrease) attributable to New York Life
      Insurance and Annuity Corporation charges
      retained by the Separate Account...............        (43,402)        (13,411)        334,241         113,227
                                                       -------------   -------------   -------------   -------------
        Increase (decrease) in net assets............    163,280,939      65,749,213    (107,412,012)    (45,813,690)
NET ASSETS:
    Beginning of year................................    125,852,770      60,103,557     376,788,289     422,601,979
                                                       -------------   -------------   -------------   -------------
    End of year......................................  $ 289,133,709   $ 125,852,770   $ 269,376,277   $ 376,788,289
                                                       =============   =============   =============   =============

Not all investment divisions are available under all policies.
(a) For AmSouth Premium Plus Variable Annuity policies, represents the period January 18, 2001 (Commencement of Operations) through December 31, 2001.
(b) For the period July 2, 2001 (Commencement of Operations) through December 31, 2001.
(c) For Series IV and V policies, represents the period May 10, 2002 (Commencement of Operations) through December 31, 2002.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

                                                                             MAINSTAY VP
             MAINSTAY VP                     MAINSTAY VP                       EQUITY
           CASH MANAGEMENT                   CONVERTIBLE                       INCOME
    -----------------------------   -----------------------------   -----------------------------
       2002(C)         2001(A)         2002(C)         2001(A)         2002(C)         2001(B)
    ---------------------------------------------------------------------------------------------
    $    (356,280)  $   5,253,699   $   2,316,697   $   3,568,589   $      10,461   $      14,029
           13,086             (35)     (4,009,987)     (1,129,597)       (568,479)        (13,040)
            1,683             825              --              --              --              --
            3,220           1,111     (14,037,265)     (8,063,968)     (9,400,818)        446,521
    -------------   -------------   -------------   -------------   -------------   -------------
         (338,291)      5,255,600     (15,730,555)     (5,624,976)     (9,958,836)        447,510
    -------------   -------------   -------------   -------------   -------------   -------------
       65,509,532     115,572,144      13,180,691      20,568,184      12,264,938       3,456,428
      (67,271,529)    (33,746,398)    (10,195,994)     (8,730,708)     (2,236,825)       (170,727)
       (2,621,797)     (2,777,629)     (1,654,179)     (1,256,654)       (178,902)         (2,227)
        8,484,029      25,775,174      23,249,524      29,547,519      25,274,711       2,578,262
       52,451,053      26,391,518      (6,319,609)       (953,011)     19,520,044       7,711,239
               --              --              --      (5,677,182)             --       5,000,000
    -------------   -------------   -------------   -------------   -------------   -------------
       56,551,288     131,214,809      18,260,433      33,498,148      54,643,966      18,572,975
    -------------   -------------   -------------   -------------   -------------   -------------
          (12,423)        (22,924)         57,336         (19,381)         32,236          (1,493)
    -------------   -------------   -------------   -------------   -------------   -------------
       56,200,574     136,447,485       2,587,214      27,853,791      44,717,366      19,018,992
      307,905,505     171,458,020     155,249,916     127,396,125      19,018,992              --
    -------------   -------------   -------------   -------------   -------------   -------------
    $ 364,106,079   $ 307,905,505   $ 157,837,130   $ 155,249,916   $  63,736,358   $  19,018,992
    =============   =============   =============   =============   =============   =============

             MAINSTAY VP
             HIGH YIELD                      MAINSTAY VP                     MAINSTAY VP
           CORPORATE BOND                  INDEXED EQUITY               INTERNATIONAL EQUITY
    -----------------------------   -----------------------------   -----------------------------
       2002(C)         2001(A)         2002(C)          2001           2002(C)          2001
    ---------------------------------------------------------------------------------------------
    $  42,874,069   $  45,360,038   $    (983,686)  $  (2,704,218)  $      29,191   $     (12,658)
      (48,737,236)     (9,925,661)     (9,893,975)     14,781,839      (2,939,379)     (2,423,709)
               --              --       1,895,714       6,998,998              --          64,702
        8,317,876     (22,979,947)   (150,872,602)   (124,392,572)      2,050,357      (1,034,458)
    -------------   -------------   -------------   -------------   -------------   -------------
        2,454,709      12,454,430    (159,854,549)   (105,315,953)       (859,831)     (3,406,123)
    -------------   -------------   -------------   -------------   -------------   -------------
       32,045,589      41,236,119      34,119,908      49,283,835       2,271,983       1,637,861
      (38,103,155)    (28,224,414)    (41,068,168)    (39,897,427)     (1,340,511)       (952,640)
       (6,119,436)     (5,487,895)     (6,133,078)     (5,988,184)       (260,564)       (207,511)
       34,120,715      23,393,433      33,096,197      38,924,875       3,135,377       2,023,975
        3,418,033      23,150,243     (34,570,031)    (29,451,263)      3,994,182      (1,923,946)
    -------------   -------------   -------------   -------------   -------------   -------------
       25,361,746      54,067,486     (14,555,172)     12,871,836       7,800,467         577,739
    -------------   -------------   -------------   -------------   -------------   -------------
           44,104         (25,869)        584,548          37,902           9,868           6,175
    -------------   -------------   -------------   -------------   -------------   -------------
       27,860,559      66,496,047    (173,825,173)    (92,406,215)      6,950,504      (2,822,209)
      442,550,115     376,054,068     666,015,293     758,421,508      21,195,056      24,017,265
    -------------   -------------   -------------   -------------   -------------   -------------
    $ 470,410,674   $ 442,550,115   $ 492,190,120   $ 666,015,293   $  28,145,560   $  21,195,056
    =============   =============   =============   =============   =============   =============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the years ended December 31, 2002
and December 31, 2001

                                                                MAINSTAY VP                     MAINSTAY VP
                                                                  MID CAP                         MID CAP
                                                                   CORE                           GROWTH
                                                       -----------------------------   -----------------------------
                                                          2002(C)         2001(B)         2002(C)         2001(B)
                                                       -------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income (loss).....................  $    (140,255)  $     (28,080)  $    (186,803)  $     (39,774)
    Net realized gain (loss) on investments..........       (374,217)        (11,388)       (215,836)         (7,399)
    Realized gain distribution received..............             --              --              --              --
    Change in unrealized appreciation (depreciation)
      on investments.................................     (2,220,456)       (238,442)     (4,536,431)       (281,933)
                                                       -------------   -------------   -------------   -------------
      Net increase (decrease) in net assets resulting
        from operations..............................     (2,734,928)       (277,910)     (4,939,070)       (329,106)
                                                       -------------   -------------   -------------   -------------
  Contributions and (Withdrawals):
    Payments received from policyowners..............      3,295,024         807,903       4,457,048       1,444,081
    Policyowners' surrenders.........................       (707,677)        (26,398)       (484,135)        (13,270)
    Policyowners' annuity and death benefits.........        (46,829)             --         (73,967)             --
    Net transfers from (to) Fixed Account............      6,414,612         491,164       7,790,497         776,372
    Transfers between Investment Divisions...........      6,523,782       1,105,194       1,869,852       1,316,123
    Contribution (withdrawal) of seed money by New
      York Life Insurance and Annuity Corporation....             --       5,000,000              --       5,000,000
                                                       -------------   -------------   -------------   -------------
      Net contributions and (withdrawals)............     15,478,912       7,377,863      13,559,295       8,523,306
                                                       -------------   -------------   -------------   -------------
    Increase (decrease) attributable to New York Life
      Insurance and Annuity Corporation charges
      retained by the Separate Account...............          8,014             (21)         13,912            (311)
                                                       -------------   -------------   -------------   -------------
        Increase (decrease) in net assets............     12,751,998       7,099,932       8,634,137       8,193,889
NET ASSETS:
    Beginning of year................................      7,099,932              --       8,193,889              --
                                                       -------------   -------------   -------------   -------------
    End of year......................................  $  19,851,930   $   7,099,932   $  16,828,026   $   8,193,889
                                                       =============   =============   =============   =============

                                                                MAINSTAY VP                     MAINSTAY VP
                                                                  DREYFUS                       EAGLE ASSET
                                                               LARGE COMPANY                    MANAGEMENT
                                                                   VALUE                       GROWTH EQUITY
                                                       -----------------------------   -----------------------------
                                                          2002(C)         2001(A)         2002(C)         2001(A)
                                                       -------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income (loss).....................  $    (360,558)  $    (256,719)  $  (1,599,563)  $  (2,034,650)
    Net realized gain (loss) on investments..........     (1,136,189)         73,756     (22,057,136)     (4,970,466)
    Realized gain distribution received..............             --       1,084,369              --              --
    Change in unrealized appreciation (depreciation)
      on investments.................................    (11,310,942)     (3,193,323)    (18,871,432)    (24,045,004)
                                                       -------------   -------------   -------------   -------------
      Net increase (decrease) in net assets resulting
        from operations..............................    (12,807,689)     (2,291,917)    (42,528,131)    (31,050,120)
                                                       -------------   -------------   -------------   -------------
  Contributions and (Withdrawals):
    Payments received from policyowners..............      2,823,428       4,431,543       6,917,327      17,857,249
    Policyowners' surrenders.........................     (2,053,664)     (1,704,673)     (7,858,857)     (7,954,018)
    Policyowners' annuity and death benefits.........       (380,376)       (363,242)       (894,194)       (843,385)
    Net transfers from (to) Fixed Account............      6,450,674       8,071,316       7,779,730      27,838,244
    Transfers between Investment Divisions...........     (1,749,083)      2,958,512     (12,748,184)    (21,803,324)
    Contribution (withdrawal) of seed money by New
      York Life Insurance and Annuity Corporation....             --              --              --      (1,685,468)
                                                       -------------   -------------   -------------   -------------
      Net contributions and (withdrawals)............      5,090,979      13,393,456      (6,804,178)     13,409,298
                                                       -------------   -------------   -------------   -------------
    Increase (decrease) attributable to New York Life
      Insurance and Annuity Corporation charges
      retained by the Separate Account...............         43,725          (1,476)        147,221          11,401
                                                       -------------   -------------   -------------   -------------
        Increase (decrease) in net assets............     (7,672,985)     11,100,063     (49,185,088)    (17,629,421)
NET ASSETS:
    Beginning of year................................     49,247,096      38,147,033     142,303,288     159,932,709
                                                       -------------   -------------   -------------   -------------
    End of year......................................  $  41,574,111   $  49,247,096   $  93,118,200   $ 142,303,288
                                                       =============   =============   =============   =============

Not all investment divisions are available under all policies.
(a) For AmSouth Premium Plus Variable Annuity policies, represents the period January 18, 2001 (Commencement of Operations) through December 31, 2001.
(b) For the period July 2, 2001 (Commencement of Operations) through December 31, 2001.
(c) For Series IV and V policies, represents the period May 10, 2002 (Commencement of Operations) through December 31, 2002.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

             MAINSTAY VP                                                                                     MAINSTAY VP
              SMALL CAP                      MAINSTAY VP                     MAINSTAY VP                  AMERICAN CENTURY
               GROWTH                       TOTAL RETURN                        VALUE                      INCOME & GROWTH
    -----------------------------   -----------------------------   -----------------------------   -----------------------------
       2002(C)         2001(B)         2002(C)         2001(A)         2002(C)         2001(A)         2002(C)         2001(A)
    -----------------------------------------------------------------------------------------------------------------------------
    $    (288,408)  $     (49,757)  $   2,482,695   $   3,456,494   $     101,495   $     383,863   $    (162,146)  $    (338,205)
         (868,154)        (32,685)       (900,175)      3,299,609      (3,734,875)        361,783      (1,088,373)         24,719
               --              --              --         458,366         343,792       9,774,140              --              --
       (5,368,934)        286,415     (55,904,745)    (49,626,251)    (52,715,057)    (12,824,685)    (11,257,981)     (5,773,609)
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
       (6,525,496)        203,973     (54,322,225)    (42,411,782)    (56,004,645)     (2,304,899)    (12,508,500)     (6,087,095)
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
        5,417,939       2,065,855      12,339,816      24,120,215      18,219,110      27,030,064       2,641,037       2,880,801
       (1,175,027)        (93,246)    (20,285,317)    (19,179,525)    (13,843,177)    (10,834,343)     (2,621,720)     (2,765,876)
          (69,751)            (95)     (3,404,162)     (2,789,716)     (2,063,606)     (1,759,852)       (356,407)       (616,401)
       10,429,559         950,710       6,612,908      15,226,924      30,731,867      21,738,403       4,808,762       4,697,305
        3,982,883       5,125,746     (17,200,168)    (12,181,398)     (6,193,239)     22,755,024      (2,049,229)     (1,535,328)
               --       5,000,000              --              --              --              --              --              --
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
       18,585,603      13,048,970     (21,936,923)      5,196,500      26,850,955      58,929,296       2,422,443       2,660,501
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
           18,915          (1,333)        170,735          33,777         211,006         (28,886)         48,253          (1,611)
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
       12,079,022      13,251,610     (76,088,413)    (37,181,505)    (28,942,684)     56,595,511     (10,037,804)     (3,428,205)
       13,251,610              --     304,704,383     341,885,888     225,614,659     169,019,148      57,388,570      60,816,775
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
    $  25,330,632   $  13,251,610   $ 228,615,970   $ 304,704,383   $ 196,671,975   $ 225,614,659   $  47,350,766   $  57,388,570
    =============   =============   =============   =============   =============   =============   =============   =============

             MAINSTAY VP                        ALGER
             LORD ABBETT                      AMERICAN                         AMSOUTH                         AMSOUTH
             DEVELOPING                         SMALL                         ENHANCED                      INTERNATIONAL
               GROWTH                      CAPITALIZATION                      MARKET                          EQUITY
    -----------------------------   -----------------------------   -----------------------------   -----------------------------
       2002(C)         2001(A)         2002(C)          2001           2002(C)         2001(A)         2002(C)         2001(A)
    -----------------------------------------------------------------------------------------------------------------------------
    $    (320,655)  $    (355,152)  $    (869,217)  $  (1,061,485)  $     (15,106)  $      (5,981)  $      (2,674)  $        (925)
       (1,645,932)        124,007     (11,478,603)    (39,384,253)        (85,251)         (1,258)        (35,827)           (127)
               --              --              --              --              --              --              --              --
       (6,237,398)     (2,352,165)     (8,183,074)     10,366,014        (336,281)         (3,620)        (12,840)         (9,713)
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
       (8,203,985)     (2,583,310)    (20,530,894)    (30,079,724)       (436,638)        (10,859)        (51,341)        (10,765)
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
        1,555,247       1,429,247       2,954,776       8,308,559         602,804         370,427         159,216          37,240
         (939,721)       (925,315)     (3,405,220)     (6,938,545)       (165,467)        (15,636)         (1,866)           (257)
         (105,555)       (197,906)       (524,486)       (442,172)       (101,899)             --              --              --
        1,156,733       1,277,592       3,563,096      11,036,302         594,101         739,076           3,409          89,241
         (513,401)     (2,309,358)     (4,049,008)     (4,603,579)        (43,888)         28,991         (86,013)            260
               --              --              --              --              --              --              --              --
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
        1,153,303        (725,740)     (1,460,842)      7,360,565         885,651       1,122,858          74,746         126,484
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
           26,836          (3,406)         71,007          43,117           1,463             (35)            218              23
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
       (7,023,846)     (3,312,456)    (21,920,729)    (22,676,042)        450,476       1,111,964          23,623         115,742
       26,620,499      29,932,955      72,120,466      94,796,508       1,111,964              --         115,742              --
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
    $  19,596,653   $  26,620,499   $  50,199,737   $  72,120,466   $   1,562,440   $   1,111,964   $     139,365   $     115,742
    =============   =============   =============   =============   =============   =============   =============   =============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the years ended December 31, 2002
and December 31, 2001


                                                                  AMSOUTH                         AMSOUTH
                                                                 LARGE CAP                        MID CAP
                                                       -----------------------------   -----------------------------
                                                          2002(C)         2001(A)         2002(C)         2001(A)
                                                       -------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income (loss).....................  $     (32,077)  $     (11,188)  $     (11,064)  $      (3,736)
    Net realized gain (loss) on investments..........        (93,043)         (2,789)        (26,000)           (230)
    Realized gain distribution received..............             --              --              --              --
    Change in unrealized appreciation (depreciation)
      on investments.................................       (548,806)         31,067        (150,238)        (31,465)
                                                       -------------   -------------   -------------   -------------
      Net increase (decrease) in net assets resulting
        from operations..............................       (673,926)         17,090        (187,302)        (35,431)
                                                       -------------   -------------   -------------   -------------
  Contributions and (Withdrawals):
    Payments received from policyowners..............        663,341         367,533         356,566         220,473
    Policyowners' surrenders.........................       (249,213)        (16,802)        (38,554)         (2,885)
    Policyowners' annuity and death benefits.........            (18)             --              --              --
    Net transfers from (to) Fixed Account............      1,028,687       1,562,334         189,028         332,710
    Transfers between Investment Divisions...........       (128,394)        (46,789)         (9,203)            294
                                                       -------------   -------------   -------------   -------------
      Net contributions and (withdrawals)............      1,314,403       1,866,276         497,837         550,592
                                                       -------------   -------------   -------------   -------------
    Increase (decrease) attributable to New York Life
      Insurance and Annuity Corporation charges
      retained by the Separate Account...............          2,373            (108)            688              14
                                                       -------------   -------------   -------------   -------------
        Increase (decrease) in net assets............        642,850       1,883,258         311,223         515,175
NET ASSETS:
    Beginning of year................................      1,883,258              --         515,175              --
                                                       -------------   -------------   -------------   -------------
    End of year......................................  $   2,526,108   $   1,883,258   $     826,398   $     515,175
                                                       =============   =============   =============   =============

                                                                JANUS ASPEN                     JANUS ASPEN
                                                                  SERIES                          SERIES
                                                                 BALANCED                    WORLDWIDE GROWTH
                                                       -----------------------------   -----------------------------
                                                          2002(C)         2001(A)         2002(C)          2001
                                                       -------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income (loss).....................  $   6,716,469   $   8,015,222   $  (1,719,786)  $  (3,980,430)
    Net realized gain (loss) on investments..........      2,707,941       7,014,504     (16,077,361)      3,937,078
    Realized gain distribution received..............             --              --              --              --
    Change in unrealized appreciation (depreciation)
      on investments.................................    (62,206,513)    (53,765,457)    (86,686,068)   (125,576,221)
                                                       -------------   -------------   -------------   -------------
      Net increase (decrease) in net assets resulting
        from operations..............................    (52,782,103)    (38,735,731)   (104,483,215)   (125,619,573)
                                                       -------------   -------------   -------------   -------------
  Contributions and (Withdrawals):
    Payments received from policyowners..............     39,015,590      58,493,388      14,576,401      35,310,655
    Policyowners' surrenders.........................    (43,144,584)    (35,937,935)    (20,341,899)    (24,210,872)
    Policyowners' annuity and death benefits.........     (6,031,215)     (6,074,284)     (2,560,686)     (2,798,185)
    Net transfers from (to) Fixed Account............     55,406,562      74,568,408      12,038,194      42,740,447
    Transfers between Investment Divisions...........    (28,150,818)    (19,005,838)    (30,324,194)    (38,195,934)
                                                       -------------   -------------   -------------   -------------
      Net contributions and (withdrawals)............     17,095,535      72,043,739     (26,612,184)     12,846,111
                                                       -------------   -------------   -------------   -------------
    Increase (decrease) attributable to New York Life
      Insurance and Annuity Corporation charges
      retained by the Separate Account...............        206,054            (446)        377,749         170,553
                                                       -------------   -------------   -------------   -------------
        Increase (decrease) in net assets............    (35,480,514)     33,307,562    (130,717,650)   (112,602,909)
NET ASSETS:
    Beginning of year................................    635,875,647     602,568,085     397,758,192     510,361,101
                                                       -------------   -------------   -------------   -------------
    End of year......................................  $ 600,395,133   $ 635,875,647   $ 267,040,542   $ 397,758,192
                                                       =============   =============   =============   =============

Not all investment divisions are available under all policies.
(a) For AmSouth Premium Plus Variable Annuity policies, represents the period January 18, 2001 (Commencement of Operations) through December 31, 2001.
(b) For the period July 2, 2001 (Commencement of Operations) through December 31, 2001.
(c) For Series IV and V policies, represents the period May 10, 2002 (Commencement of Operations) through December 31, 2002.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

                                             DREYFUS IP                       FIDELITY                        FIDELITY
               CALVERT                       TECHNOLOGY                          VIP                             VIP
               SOCIAL                          GROWTH                       CONTRAFUND(R)                   EQUITY-INCOME
              BALANCED                    (INITIAL SHARES)                 (INITIAL CLASS)                 (INITIAL CLASS)
    -----------------------------   -----------------------------   -----------------------------   -----------------------------
       2002(C)          2001           2002(C)         2001(B)         2002(C)          2001           2002(C)          2001
    -----------------------------------------------------------------------------------------------------------------------------
    $     400,940   $     721,993   $     (91,691)  $      (9,124)  $  (1,640,872)  $  (1,770,045)  $     465,463   $     290,278
       (1,285,632)       (227,530)       (784,663)        (13,050)     (3,204,601)        756,640      (7,059,406)       (991,946)
               --         542,740              --              --              --       8,207,473       4,144,386       7,622,468
       (3,329,468)     (3,432,236)     (2,653,322)        251,418     (27,337,803)    (52,015,544)    (35,697,937)    (18,435,392)
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
       (4,214,160)     (2,395,033)     (3,529,676)        229,244     (32,183,276)    (44,821,476)    (38,147,494)    (11,514,592)
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
        2,347,413       3,188,471       1,883,098         873,736      15,132,643      20,708,009      12,589,099      20,221,481
       (1,943,927)     (1,678,884)       (451,769)        (25,538)    (17,590,147)    (15,195,570)    (12,282,973)     (9,776,105)
         (403,510)       (132,045)        (95,536)         (5,046)     (2,593,900)     (2,097,626)     (2,287,543)     (2,083,049)
        3,761,864       4,990,518       2,940,310         583,932      20,029,474      26,992,249      24,335,650      26,470,182
       (1,611,324)     (1,357,626)      2,810,186       2,150,667     (10,144,196)    (17,710,932)     (4,843,418)      5,361,000
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
        2,150,516       5,010,434       7,086,289       3,577,751       4,833,874      12,696,130      17,510,815      40,193,509
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
           14,245             896           9,350            (358)        127,294          57,617         154,617            (118)
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
       (2,049,399)      2,616,297       3,565,963       3,806,637     (27,222,108)    (32,067,729)    (20,482,062)     28,678,799
       29,435,682      26,819,385       3,806,637              --     289,357,946     321,425,675     188,226,639     159,547,840
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
    $  27,386,283   $  29,435,682   $   7,372,600   $   3,806,637   $ 262,135,838   $ 289,357,946   $ 167,744,577   $ 188,226,639
    =============   =============   =============   =============   =============   =============   =============   =============

                                                                                                          NEUBERGER BERMAN
               MFS(R)                                                          MFS(R)                            AMT
              INVESTORS                        MFS(R)                         UTILITIES                        MID-CAP
            TRUST SERIES                   RESEARCH SERIES                     SERIES                          GROWTH
    -----------------------------   -----------------------------   -----------------------------   -----------------------------
       2002(C)          2001           2002(C)         2001(A)         2002(C)         2001(B)         2002(C)         2001(B)
    -----------------------------------------------------------------------------------------------------------------------------
    $    (273,007)  $    (292,779)  $    (486,683)  $    (743,837)  $       7,089   $        (958)  $     (27,511)  $      (1,406)
       (2,594,462)       (312,602)     (8,468,022)     (2,578,575)       (125,455)           (592)        (60,285)         (1,323)
               --         752,387              --       6,671,889              --              --              --              --
       (5,326,780)     (6,014,855)     (4,091,609)    (17,689,841)        (27,232)         (7,614)       (557,953)         30,477
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
       (8,194,249)     (5,867,849)    (13,046,314)    (14,340,364)       (145,598)         (9,164)       (645,749)         27,748
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
        2,408,914       3,956,045       1,540,618       6,274,231         205,255         106,217         497,105         137,432
       (2,216,932)     (1,691,749)     (2,337,459)     (2,554,508)       (138,440)           (496)       (134,446)         (5,977)
         (568,429)       (315,935)       (485,420)       (478,208)             --              --         (16,859)         (4,654)
        4,395,598       8,532,352       2,847,962      13,960,004         563,809         167,782       1,867,923         203,987
       (2,974,318)       (190,099)     (6,570,408)     (2,853,894)       (138,992)        129,055         829,316         289,409
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
        1,044,833      10,290,614      (5,004,707)     14,347,625         491,632         402,558       3,043,039         620,197
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
           29,895           7,670          47,938          14,296             635               3           1,790             (44)
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
       (7,119,521)      4,430,435     (18,003,083)         21,557         346,669         393,397       2,399,080         647,901
       34,340,704      29,910,269      52,541,038      52,519,481         393,397              --         647,901              --
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
    $  27,221,183   $  34,340,704   $  34,537,955   $  52,541,038   $     740,066   $     393,397   $   3,046,981   $     647,901
    =============   =============   =============   =============   =============   =============   =============   =============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the years ended December 31, 2002
and December 31, 2001

                                                                                                  VAN ECK
                                                               T. ROWE PRICE                     WORLDWIDE
                                                                  EQUITY                           HARD
                                                                  INCOME                          ASSETS
                                                       -----------------------------   -----------------------------
                                                          2002(C)          2001           2002(C)          2001
                                                       -------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income (loss).....................  $     324,257   $     106,635   $     (72,490)  $       2,031
    Net realized gain (loss) on investments..........     (3,020,615)       (151,883)       (555,541)         73,204
    Realized gain distribution received..............        115,918       1,394,154              --              71
    Change in unrealized appreciation (depreciation)
      on investments.................................    (16,792,258)     (1,334,107)       (371,780)       (588,213)
                                                       -------------   -------------   -------------   -------------
      Net increase (decrease) in net assets resulting
        from operations..............................    (19,372,698)         14,799        (999,811)       (512,907)
                                                       -------------   -------------   -------------   -------------
  Contributions and (Withdrawals):
    Payments received from policyowners..............     14,114,112      14,939,826       1,031,243         624,703
    Policyowners' surrenders.........................     (7,417,923)     (3,667,396)       (563,324)       (220,660)
    Policyowners' annuity and death benefits.........     (1,480,499)       (567,683)       (180,925)       (158,406)
    Net transfers from (to) Fixed Account............     30,489,156      18,561,014       1,795,782         499,311
    Transfers between Investment Divisions...........      4,109,856      24,088,954       4,090,054      (1,463,391)
                                                       -------------   -------------   -------------   -------------
      Net contributions and (withdrawals)............     39,814,702      53,354,715       6,172,830        (718,443)
                                                       -------------   -------------   -------------   -------------
    Increase (decrease) attributable to New York Life
      Insurance and Annuity Corporation charges
      retained by the Separate Account...............         86,003          (7,183)          4,897             627
                                                       -------------   -------------   -------------   -------------
        Increase (decrease) in net assets............     20,528,007      53,362,331       5,177,916      (1,230,723)
NET ASSETS:
    Beginning of year................................     96,090,179      42,727,848       3,777,173       5,007,896
                                                       -------------   -------------   -------------   -------------
    End of year......................................  $ 116,618,186   $  96,090,179   $   8,955,089   $   3,777,173
                                                       =============   =============   =============   =============

                                                                VAN KAMPEN
                                                                    UIF
                                                             EMERGING MARKETS
                                                                  EQUITY
                                                       -----------------------------
                                                          2002(C)         2001(A)
                                                       -----------------------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income (loss).....................  $    (480,356)  $    (419,886)
    Net realized gain (loss) on investments..........     (1,324,415)        500,018
    Realized gain distribution received..............             --              --
    Change in unrealized appreciation (depreciation)
      on investments.................................      1,026,842         129,236
                                                       -------------   -------------
      Net increase (decrease) in net assets resulting
        from operations..............................       (777,929)        209,368
                                                       -------------   -------------
  Contributions and (Withdrawals):
    Payments received from policyowners..............      2,027,022       2,004,189
    Policyowners' surrenders.........................     (3,707,217)     (1,712,868)
    Policyowners' annuity and death benefits.........       (187,905)       (150,065)
    Net transfers from (to) Fixed Account............      1,506,146       2,439,885
    Transfers between Investment Divisions...........     (4,549,358)       (166,737)
                                                       -------------   -------------
      Net contributions and (withdrawals)............     (4,911,312)      2,414,404
                                                       -------------   -------------
    Increase (decrease) attributable to New York Life
      Insurance and Annuity Corporation charges
      retained by the Separate Account...............         12,568             815
                                                       -------------   -------------
        Increase (decrease) in net assets............     (5,676,673)      2,624,587
NET ASSETS:
    Beginning of year................................     31,437,704      28,813,117
                                                       -------------   -------------
    End of year......................................  $  25,761,031   $  31,437,704
                                                       =============   =============

Not all investment divisions are available under all policies.
(a) For AmSouth Premium Plus Variable Annuity policies, represents the period January 18, 2001 (Commencement of Operations) through December 31, 2001.
(b) For the period July 2, 2001 (Commencement of Operations) through December 31, 2001.
(c) For Series IV and V policies, represents the period May 10, 2002 (Commencement of Operations) through December 31, 2002.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

NOTES TO FINANCIAL STATEMENTS

NOTE 1-- Organization and Accounting Policies:
--------------------------------------------------------------------------------
NYLIAC Variable Annuity Separate Account-III ("Separate Account" formerly, "LifeStages Annuity Separate Account") was established on November 30, 1994, under Delaware law by New York Life Insurance and Annuity Corporation ("NYLIAC"), a wholly-owned subsidiary of New York Life Insurance Company. The Separate Account funds Series I policies (LifeStages(R) Variable Annuity, LifeStages(R) Flexible Premium Variable Annuity and MainStay Plus Variable Annuity), Series II policies (LifeStages(R) Access Variable Annuity and MainStay Access Variable Annuity), Series III policies (LifeStages(R) Premium Plus Variable Annuity, MainStay Premium Plus Variable Annuity and AmSouth Premium Plus Variable Annuity), Series IV policies (LifeStages(R) Essentials Variable Annuity and MainStay Plus II Variable Annuity) and Series V policies (LifeStages(R) Select Variable Annuity and MainStay Select Variable Annuity). This account was established to receive and invest premium payments under Non-Qualified and Tax Qualified Flexible Premium Variable Retirement Annuity Policies issued by NYLIAC. The Non-Qualified policies are designed to establish retirement benefits to provide individuals with supplemental retirement income. The Qualified policies are designed to establish retirement benefits for individuals who participate in qualified pension, profit sharing or annuity plans. The policies are distributed by NYLIFE Distributors Inc. and sold by registered representatives of NYLIFE Securities Inc., certain banking and financial institutions which have entered into selling agreements with NYLIAC and registered representatives of unaffiliated broker-dealers. NYLIFE Securities Inc. is a wholly-owned subsidiary of NYLIFE LLC and NYLIFE Distributors Inc. is a wholly-owned subsidiary of New York Life Investment Management Holdings LLC ("NYLIM Holdings"). NYLIFE LLC and NYLIM Holdings are both wholly-owned subsidiaries of New York Life Insurance Company. The Separate Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust.

  The assets of the Separate Account, which are currently all in the accumulation phase, are invested in shares of the MainStay VP Series Fund, Inc., the Alger American Fund, the Variable Insurance Funds, the Calvert Variable Series, Inc. (formerly, "Acacia Capital Corporation"), the Dreyfus Investment Portfolios, the Fidelity Variable Insurance Products Fund, the Janus Aspen Series, the MFS(R) Variable Insurance Trust(SM), the Neuberger Berman Advisors Management Trust, the T. Rowe Price Equity Series, Inc., the Van Eck Worldwide Insurance Trust, and the Universal Institutional Funds, Inc. (formerly, "Morgan Stanley Dean Witter Universal Funds, Inc.") (collectively, "Funds"). These assets are clearly identified and distinguished from the other assets and liabilities of NYLIAC. These assets are the property of NYLIAC; however, the portion of the assets attributable to the policies will not be charged with liabilities arising out of any other business NYLIAC may conduct. The Fixed Account represents the general assets of NYLIAC. NYLIAC's Fixed Account may be charged with liabilities arising out of other business NYLIAC may conduct.

  New York Life Investment Management LLC ("NYLIM"), a wholly-owned subsidiary of NYLIM Holdings, provides investment advisory services to the MainStay VP Series Fund, Inc. for a fee. NYLIM retains several sub-advisers, including MacKay Shields LLC, a wholly-owned subsidiary of NYLIM Holdings, American Century Investment Management, Inc., The Dreyfus Corporation, Eagle Asset Management, Inc. and Lord, Abbett & Co., to provide investment advisory services to certain Portfolios of the MainStay VP Series Fund, Inc.

  The following Investment Divisions, with their respective fund portfolios, are available for all LifeStages(R) Variable Annuity, LifeStages(R) Flexible Premium Variable Annuity, LifeStages(R) Access Variable Annuity, LifeStages(R) Premium Plus Variable Annuity, LifeStages(R) Essentials Variable Annuity and LifeStages(R) Select Variable Annuity Policyholders to invest premium payments:
MainStay VP Bond, MainStay VP Capital Appreciation, MainStay VP Cash Management, MainStay VP Convertible, MainStay VP Equity Income, MainStay VP Government, MainStay VP Growth Equity, MainStay VP High Yield Corporate Bond, MainStay VP Indexed Equity, MainStay VP International Equity, MainStay VP Mid Cap Core, MainStay VP Mid Cap Growth, MainStay VP Small Cap Growth, MainStay VP Total Return, MainStay VP Value, MainStay VP American Century Income & Growth, MainStay VP Dreyfus Large Company Value, MainStay VP Eagle Asset Management Growth Equity, MainStay VP Lord Abbett Developing Growth, Alger American Small Capitalization, Calvert Social Balanced, Dreyfus IP Technology Growth (Initial Shares), Fidelity VIP Contrafund(R) (Initial Class), Fidelity VIP Equity-Income (Initial Class), Janus Aspen Series Balanced, Janus Aspen Series Worldwide Growth, MFS(R) Investors Trust Series (formerly, "MFS(R) Growth With Income Series"), MFS(R) Research Series, T. Rowe Price Equity Income, Van Eck Worldwide Hard Assets and Van Kampen UIF Emerging Markets Equity (formerly, "Morgan Stanley UIF Emerging Markets Equity"). Each Investment Division of the Separate Account will invest exclusively in the corresponding eligible portfolio.

  The following Investment Divisions, with their respective fund portfolios, are available for all MainStay Plus Variable Annuity, MainStay Access Variable Annuity, MainStay Premium Plus Variable Annuity, MainStay Plus II Variable Annuity and MainStay Select Variable Annuity Policyholders to invest premium payments: MainStay VP Bond, MainStay VP Capital Appreciation, MainStay VP Cash Management, MainStay VP Convertible, MainStay VP Equity

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

Income, MainStay VP Government, MainStay VP Growth Equity, MainStay VP High Yield Corporate Bond, MainStay VP Indexed Equity, MainStay VP International Equity, MainStay VP Small Cap Growth, MainStay VP Total Return, MainStay VP Value, MainStay VP American Century Income & Growth, MainStay VP Dreyfus Large Company Value, MainStay VP Eagle Asset Management Growth Equity, MainStay VP Lord Abbett Developing Growth, Alger American Small Capitalization, Calvert Social Balanced, Dreyfus IP Technology Growth (Initial Shares), Fidelity VIP Contrafund(R) (Initial Class), Fidelity VIP Equity-Income (Initial Class), Janus Aspen Series Balanced, Janus Aspen Series Worldwide Growth, MFS(R) Investors Trust Series (formerly, "MFS(R) Growth With Income Series"), MFS(R) Research Series, MFS(R) Utilities Series, Neuberger Berman AMT Mid-Cap Growth, T. Rowe Price Equity Income, Van Eck Worldwide Hard Assets and Van Kampen UIF Emerging Markets Equity (formerly, "Morgan Stanley UIF Emerging Markets Equity"). Each Investment Division of the Separate Account will invest exclusively in the corresponding eligible portfolio.

  The following Investment Divisions are available for AmSouth Premium Plus Variable Annuity policies: MainStay VP Bond, MainStay VP Capital Appreciation, MainStay VP Cash Management, MainStay VP Convertible, MainStay VP Government, MainStay VP Growth Equity, MainStay VP High Yield Corporate Bond, MainStay VP Total Return, MainStay VP Value, MainStay VP American Century Income & Growth, MainStay VP Dreyfus Large Company Value, MainStay VP Eagle Asset Management Growth Equity, MainStay VP Lord Abbett Developing Growth, AmSouth Enhanced Market, AmSouth International Equity, AmSouth Large Cap, AmSouth Mid Cap, Janus Aspen Series Balanced, MFS(R) Research Series and Van Kampen UIF Emerging Markets Equity (formerly, "Morgan Stanley UIF Emerging Markets Equity"). Each Investment Division of the Separate Account will invest exclusively in the corresponding eligible portfolio.

  For all policies within Series I, II, III, IV, and V, initial premium payments are allocated to the Investment Divisions, Fixed Account(s) and/or Dollar Cost Averaging Advantage Plan Accounts (where available) within two Business Days after receipt. For Series IV policies, there are two Fixed Accounts available, a one year and a three year Fixed Account. For all policies, subsequent premium payments are allocated to the Investment Divisions, one year Fixed Account, three year Fixed Account (where available), and/or Dollar Cost Averaging Plan Accounts (where available) at the close of the Business Day they are received. In addition, for Series I, II, III and V policies, the Policyowner has the option to transfer amounts between the Investment Divisions of the Separate Account and the Fixed Account of NYLIAC. For Series IV policies, the Policyowner has the option to transfer amounts between the Investment Divisions of the Separate Account and the one year Fixed Account of NYLIAC.

  No Federal income tax is payable on investment income or capital gains of the Separate Account under current Federal income tax law.

  Security Valuation--The investments are valued at the net asset value of shares of the respective Fund portfolios.

  Security Transactions--Realized gains and losses from security transactions are reported on the identified cost basis. Security transactions are accounted for as of the date the securities are purchased or sold (trade date).

  Distributions Received--Dividend income and capital gain distributions are recorded on the ex-dividend date and reinvested in the corresponding portfolio.

  The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2--Investments (in 000's):
--------------------------------------------------------------------------------

At December 31, 2002, the investments of the Separate Account are as follows:


                                                                               MAINSTAY VP          MAINSTAY VP
                                                           MAINSTAY VP           CAPITAL               CASH
                                                              BOND             APPRECIATION         MANAGEMENT
                                                           ----------------------------------------------------
Number of shares.........................................     19,538               21,358              365,393
Identified cost..........................................   $263,000             $668,021           $  365,408


                                                            MAINSTAY VP         MAINSTAY VP         MAINSTAY VP
                                                              MID CAP             MID CAP            SMALL CAP
                                                               CORE               GROWTH              GROWTH
                                                            ---------------------------------------------------
Number of shares..........................................      2,441               2,582                3,617
Identified cost...........................................   $ 22,380            $ 21,702           $   30,501

  Investment activity for the year ended December 31, 2002, was as follows:


                                                                                MAINSTAY VP          MAINSTAY VP
                                                            MAINSTAY VP           CAPITAL               CASH
                                                               BOND             APPRECIATION         MANAGEMENT
                                                            ----------------------------------------------------
Purchases.................................................   $110,810             $ 43,871           $1,145,499
Proceeds from sales.......................................     19,318               92,244            1,089,154


                                                           MAINSTAY VP         MAINSTAY VP         MAINSTAY VP
                                                             MID CAP             MID CAP            SMALL CAP
                                                              CORE               GROWTH              GROWTH
                                                           ---------------------------------------------------
Purchases................................................   $ 17,442            $ 14,532           $   21,164
Proceeds from sales......................................      2,050               1,116                2,796

Not all investment divisions are available under all policies.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------


                      MAINSTAY VP                       MAINSTAY VP      MAINSTAY VP      MAINSTAY VP      MAINSTAY VP
     MAINSTAY VP         EQUITY        MAINSTAY VP         GROWTH         HIGH YIELD        INDEXED       INTERNATIONAL
     CONVERTIBLE         INCOME         GOVERNMENT         EQUITY       CORPORATE BOND       EQUITY           EQUITY
    --------------------------------------------------------------------------------------------------------------------
         17,524            7,679           26,260           18,052           63,896           27,939            2,980
       $197,925         $ 72,905         $282,348         $434,320         $599,933         $725,507         $ 29,493

                                       MAINSTAY VP      MAINSTAY VP      MAINSTAY VP      MAINSTAY VP
                                         AMERICAN         DREYFUS        EAGLE ASSET          LORD            ALGER
     MAINSTAY VP                         CENTURY           LARGE          MANAGEMENT         ABBETT          AMERICAN
        TOTAL         MAINSTAY VP         INCOME          COMPANY           GROWTH         DEVELOPING         SMALL
        RETURN           VALUE           & GROWTH          VALUE            EQUITY           GROWTH       CAPITALIZATION
    --------------------------------------------------------------------------------------------------------------------
         16,934           16,580            5,836            5,209           10,503            3,178            4,127
       $319,713         $258,011         $ 63,851         $ 53,099         $174,149         $ 31,756         $ 65,418


                      MAINSTAY VP                       MAINSTAY VP      MAINSTAY VP      MAINSTAY VP      MAINSTAY VP
     MAINSTAY VP         EQUITY        MAINSTAY VP         GROWTH         HIGH YIELD        INDEXED       INTERNATIONAL
     CONVERTIBLE         INCOME         GOVERNMENT         EQUITY       CORPORATE BOND       EQUITY           EQUITY
    --------------------------------------------------------------------------------------------------------------------
       $ 39,062         $ 58,051         $172,367         $ 43,034         $164,100         $ 71,778         $178,378
         18,420            3,207           17,643           55,269           95,782           85,463          170,512

                                       MAINSTAY VP      MAINSTAY VP      MAINSTAY VP      MAINSTAY VP
                                         AMERICAN         DREYFUS        EAGLE ASSET          LORD            ALGER
     MAINSTAY VP                         CENTURY           LARGE          MANAGEMENT         ABBETT          AMERICAN
        TOTAL         MAINSTAY VP         INCOME          COMPANY           GROWTH         DEVELOPING         SMALL
        RETURN           VALUE           & GROWTH          VALUE            EQUITY           GROWTH       CAPITALIZATION
    --------------------------------------------------------------------------------------------------------------------
       $ 22,946         $ 47,973         $  8,167         $ 10,179         $ 12,909         $ 10,001         $164,846
         42,517           20,551            5,897            5,428           21,364            9,174          167,208

--------------------------------------------------------------------------------


                               AMSOUTH           AMSOUTH                                                  CALVERT
                               ENHANCED       INTERNATIONAL         AMSOUTH             AMSOUTH           SOCIAL
                                MARKET           EQUITY            LARGE CAP            MID CAP          BALANCED
                            ----------------------------------------------------------------------------------------
Number of shares..........          239               22                 364                 140           18,326
Identified cost...........     $  1,909         $    163            $  3,054            $  1,011         $ 36,431

                                                                                                        VAN KAMPEN
                                                NEUBERGER                               VAN ECK             UIF
                                MFS(R)         BERMAN AMT        T. ROWE PRICE         WORLDWIDE         EMERGING
                              UTILITIES          MID-CAP             EQUITY               HARD            MARKETS
                                SERIES           GROWTH              INCOME              ASSETS           EQUITY
                            ----------------------------------------------------------------------------------------
Number of shares..........           62              255               7,155                 872            4,285
Identified cost...........     $    778         $  3,585            $134,244            $  9,623         $ 42,194


                               AMSOUTH           AMSOUTH                                                  CALVERT
                               ENHANCED       INTERNATIONAL         AMSOUTH             AMSOUTH           SOCIAL
                                MARKET           EQUITY            LARGE CAP            MID CAP          BALANCED
                            ----------------------------------------------------------------------------------------
Purchases.................     $  1,285         $    200            $  1,701            $    556         $  6,226
Proceeds from sales.......          410              127                 413                  67            3,666

                                                                                                        VAN KAMPEN
                                                NEUBERGER                               VAN ECK             UIF
                                MFS(R)         BERMAN AMT        T. ROWE PRICE         WORLDWIDE         EMERGING
                              UTILITIES          MID-CAP             EQUITY               HARD            MARKETS
                                SERIES           GROWTH              INCOME              ASSETS           EQUITY
                            ----------------------------------------------------------------------------------------
Purchases.................     $    990         $  3,294            $ 53,851            $ 18,037         $501,054
Proceeds from sales.......          488              268              13,413              11,914          506,430

Not all investment divisions are available under all policies.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------

       DREYFUS IP         FIDELITY          FIDELITY                         JANUS ASPEN         MFS(R)
       TECHNOLOGY            VIP               VIP          JANUS ASPEN         SERIES         INVESTORS          MFS(R)
         GROWTH         CONTRAFUND(R)     EQUITY-INCOME        SERIES         WORLDWIDE          TRUST           RESEARCH
    (INITIAL SHARES)   (INITIAL CLASS)   (INITIAL CLASS)      BALANCED          GROWTH           SERIES           SERIES
    ------------------------------------------------------------------------------------------------------------------------
           1,287            14,536             9,272            29,266           12,734            2,029            3,216
        $  9,801          $343,597          $214,947          $728,203         $507,959         $ 37,922         $ 60,629

       DREYFUS IP         FIDELITY          FIDELITY                         JANUS ASPEN         MFS(R)
       TECHNOLOGY            VIP               VIP          JANUS ASPEN         SERIES         INVESTORS          MFS(R)
         GROWTH         CONTRAFUND(R)     EQUITY-INCOME        SERIES         WORLDWIDE          TRUST           RESEARCH
    (INITIAL SHARES)   (INITIAL CLASS)   (INITIAL CLASS)      BALANCED          GROWTH           SERIES           SERIES
    ------------------------------------------------------------------------------------------------------------------------
        $ 10,001          $ 30,211          $ 44,842          $ 86,650         $131,867         $  7,002         $  4,443
           2,979            27,001            22,627            62,788          160,339            6,219            9,955

NOTE 3--Expenses and Related Party Transactions:
--------------------------------------------------------------------------------

NYLIAC deducts a surrender charge on certain partial withdrawals and surrenders of Series I, III, IV and V policies. For LifeStages(R) Variable Annuity and MainStay Plus Variable Annuity policies which are part of Series I, the percentage of the surrender charge varies, depending upon the length of time a premium payment is in the policy before it is withdrawn. This charge is 7% during the first three payment years and declines 1% per year for each additional payment year, until the sixth payment year, after which no charge is made. For LifeStages(R) Flexible Premium Variable Annuity policies, which are also part of Series I, this charge is 7% for the first three policy years and declines to 1% per year for each additional policy year, until the ninth policy year, after which no charge is made.

  For LifeStages(R) Premium Plus Variable Annuity policies, which are part of Series III, the percentage of the surrender charge varies, depending upon the length of time a premium payment is in the policy before it is withdrawn. This charge is 8% during the first three payment years and declines 1% per year for each additional payment year, until the eighth payment year, after which no charge is made. For MainStay Premium Plus Variable Annuity and AmSouth Premium Plus Variable Annuity policies, which are also part of Series III, the percentage of the surrender charge varies, depending upon the length of time a premium payment is in the policy before it is withdrawn. This charge is 8% for the first four payment years and declines 1% per year for each additional payment year, until the eighth payment year, after which no charge is made. In those states where NYLIAC offers a single premium version of the LifeStages(R) Premium Plus Variable Annuity, MainStay Premium Plus Variable Annuity and AmSouth Premium Plus Variable Annuity, there is a lower surrender charge.

  For the LifeStages(R) Essentials Variable Annuity and MainStay Plus II Variable Annuity policies, which are part of Series IV, the percentage of the surrender charge varies, depending upon the length of time a premium payment is in the policy before it is withdrawn. This charge is 7% during the first three payment years, 6% during the fourth and fifth payment years and declines 1% per year for each additional payment year, until the seventh payment year, after which no charge is made.

  For LifeStages(R) Select Variable Annuity and MainStay Select Variable Annuity policies, which are part of Series V, the percentage of the surrender charge varies, depending upon the length of time a premium payment is in the policy before it is withdrawn. This charge is 8% during the first two payment years and declines to 7% for the third payment year, after which no charge is made.

  All surrender charges are recorded with Policyowners' surrenders in the accompanying statement of changes in net assets.

  NYLIAC also deducts an annual policy service charge on each policy anniversary date and upon surrender, if on the policy anniversary and/or date of surrender the accumulation value is less than $20,000 for Series I policies, $50,000 for Series II and IV policies and $100,000 for Series III and V policies. For LifeStages(R) Variable Annuity and MainStay Plus Variable Annuity contracts which are part of Series I, this charge is the lesser of $30 or 2% of the accumulation value per policy. For LifeStages(R) Flexible Premium Variable Annuity, which is also part of Series I, this charge is $30 per policy. For Series II policies, this charge is $40 per policy (may be lower in some states). For Series III policies, this charge is $30 per policy. For Series IV policies, this charge is $30 per policy. For Series V policies, this charge is $50 per policy. These charges are shown as a reduction to payments received from policyowners in the accompanying statement of changes in net assets.

  Additionally, NYLIAC reserves the right to charge Series I, II, III, IV and V policies $30 for each transfer in excess of 12 in any one policy year, subject to certain restrictions.

  The Separate Account is charged for administrative services provided and the mortality and expense risks assumed by NYLIAC. For Series I, II, III, IV and V policies, these charges are made daily at an annual rate of 1.40%, 1.55%, 1.60%, 1.45% and 1.85%, respectively of the daily net asset value of each Investment Division. The amounts of these charges retained in the Investment Divisions represent funds of NYLIAC. Accordingly, NYLIAC participates in the results of each Investment Division ratably with the Policyowners. These charges are disclosed in the accompanying statement of operations.

--------------------------------------------------------------------------------
NOTE 4--Distribution of Net Income:
--------------------------------------------------------------------------------

The Separate Account does not expect to declare dividends to Policyowners from accumulated net investment income and realized gains. The income and gains are distributed to Policyowners as part of withdrawals of amounts (in the form of surrenders, death benefits, transfers, or annuity payments) in excess of the net premium payments.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

NOTE 5--Unit Transactions (in 000's):
--------------------------------------------------------------------------------

Transactions in accumulation units for the years ended December 31, 2002 and December 31, 2001, were as follows:


                                                                   MAINSTAY VP                           MAINSTAY VP
                                                                      BOND                          CAPITAL APPRECIATION
                                                           ---------------------------           ---------------------------
                                                             2002             2001(a)              2002             2001(a)
                                                           -----------------------------------------------------------------
SERIES I POLICIES
Units issued (redeemed) on contributions by NYLIAC.....          --                --                  --                 --
Units issued on payments received from policyowners....       1,007             1,191                 992              2,071
Units redeemed on surrenders...........................      (1,163)             (518)             (2,156)            (1,807)
Units redeemed on annuity and death benefits...........        (121)             (106)               (211)              (211)
Units issued (redeemed) on net transfers from (to)
  Fixed Account........................................       1,401               813                 (40)             1,127
Units issued (redeemed) on transfers between Investment
  Divisions............................................       1,819             3,371              (2,243)            (1,874)
                                                           --------           --------           --------           --------
  Net increase (decrease)..............................       2,943             4,751              (3,658)              (694)
Units outstanding, beginning of year...................      11,339             6,588              29,099             29,793
                                                           --------           --------           --------           --------
Units outstanding, end of year.........................      14,282            11,339              25,441             29,099
                                                           ========           ========           ========           ========
SERIES II POLICIES
Units issued on payments received from policyowners....         108                74                  16                109
Units redeemed on surrenders...........................         (67)               (7)                 (8)               (25)
Units redeemed on annuity and death benefits...........          (7)               --                 (20)                (1)
Units issued (redeemed) on net transfers from (to)
  Fixed Account........................................          (4)               (1)                (12)                --
Units issued (redeemed) on transfers between Investment
  Divisions............................................          44                14                  12                (20)
                                                           --------           --------           --------           --------
  Net increase (decrease)..............................          74                80                 (12)                63
Units outstanding, beginning of year...................          96                16                 186                123
                                                           --------           --------           --------           --------
Units outstanding, end of year.........................         170                96                 174                186
                                                           ========           ========           ========           ========
SERIES III POLICIES
Units issued on payments received from policyowners....         344               176                 318                563
Units redeemed on surrenders...........................         (92)               (7)               (105)               (28)
Units redeemed on annuity and death benefits...........          (4)               --                 (17)               (10)
Units issued (redeemed) on net transfers from (to)
  Fixed Account........................................       2,360               426               1,421              1,080
Units issued (redeemed) on transfers between Investment
  Divisions............................................         224                93                (320)              (111)
                                                           --------           --------           --------           --------
  Net increase (decrease)..............................       2,832               688               1,297              1,494
Units outstanding, beginning of year...................         706                18               1,704                210
                                                           --------           --------           --------           --------
Units outstanding, end of year.........................       3,538               706               3,001              1,704
                                                           ========           ========           ========           ========

Not all investment divisions are available under all policies.
(a) For AmSouth Premium Plus Variable Annuity policies, represents the period January 18, 2001 (Commencement of Operations) through December 31, 2001.
(b) For the period July 2, 2001 (Commencement of Operations) through December 31, 2001.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------



        MAINSTAY VP           MAINSTAY VP           MAINSTAY VP           MAINSTAY VP
      CASH MANAGEMENT         CONVERTIBLE          EQUITY INCOME          GOVERNMENT
    -------------------   -------------------   -------------------   -------------------
      2002     2001(a)      2002     2001(a)      2002     2001(b)      2002     2001(a)
    -------------------------------------------------------------------------------------
          --        --          --      (371)         --       500          --         --
      17,287    70,068         596     1,113         791       301       1,125      1,106
     (40,171)  (23,961)       (666)     (541)       (207)      (16)       (942)      (487)
      (2,007)   (2,196)        (98)      (71)        (16)       --        (112)       (42)
     (12,389)    1,752         663     1,473       1,191       188         901        676
      40,054    26,556        (413)      (91)      1,838       808       5,995      2,532
    --------   --------   --------   --------   --------   --------   --------   --------
       2,774    72,219          82     1,512       3,597     1,781       6,967      3,785
     205,310   133,091       9,385     7,873       1,781        --       8,293      4,508
    --------   --------   --------   --------   --------   --------   --------   --------
     208,084   205,310       9,467     9,385       5,378     1,781      15,260      8,293
    ========   ========   ========   ========   ========   ========   ========   ========
      16,856    18,944          64        86          57         9         179         84
     (10,906)   (2,737)        (25)      (16)        (10)       --         (28)        (6)
          --       (12)        (17)       (9)         --        --          (5)        (1)
        (447)      (40)        (21)      (12)         (2)       --          (3)        --
       5,034    (4,775)          9        --          11         2          16         24
    --------   --------   --------   --------   --------   --------   --------   --------
      10,537    11,380          10        49          56        11         159        101
      15,454     4,074         199       150          11        --         128         27
    --------   --------   --------   --------   --------   --------   --------   --------
      25,991    15,454         209       199          67        11         287        128
    ========   ========   ========   ========   ========   ========   ========   ========
      19,458     7,770         236       274         235        55         448        189
      (4,700)     (738)        (64)      (29)        (29)       (1)        (99)       (11)
         (75)       --         (15)      (10)         (1)       --         (13)        --
      21,984    22,767       1,554       799       1,397        84       1,781        505
      (1,240)   (2,009)       (128)       10          63         3         927        110
    --------   --------   --------   --------   --------   --------   --------   --------
      35,427    27,790       1,583     1,044       1,665       141       3,044        793
      30,376     2,586       1,125        81         141        --         798          5
    --------   --------   --------   --------   --------   --------   --------   --------
      65,803    30,376       2,708     1,125       1,806       141       3,842        798
    ========   ========   ========   ========   ========   ========   ========   ========

--------------------------------------------------------------------------------



                                                                                                         MAINSTAY VP
                                                                   MAINSTAY VP                           HIGH YIELD
                                                                  GROWTH EQUITY                        CORPORATE BOND
                                                           ---------------------------           ---------------------------
                                                             2002             2001(a)              2002             2001(a)
                                                           -----------------------------------------------------------------
SERIES I POLICIES
Units issued (redeemed) on contributions by NYLIAC.....          --                --                  --                 --
Units issued on payments received from policyowners....         620             1,319               1,377              2,405
Units redeemed on surrenders...........................      (1,074)             (909)             (2,461)            (1,850)
Units redeemed on annuity and death benefits...........        (138)             (120)               (384)              (353)
Units issued (redeemed) on net transfers from (to)
  Fixed Account........................................         456             1,093                 459                928
Units issued (redeemed) on transfers between Investment
  Divisions............................................      (1,352)             (650)                259              1,405
                                                           --------           --------           --------           --------
  Net increase (decrease)..............................      (1,488)              733                (750)             2,535
Units outstanding, beginning of year...................      16,447            15,714              28,228             25,693
                                                           --------           --------           --------           --------
Units outstanding, end of year.........................      14,959            16,447              27,478             28,228
                                                           ========           ========           ========           ========
SERIES II POLICIES
Units issued on payments received from policyowners....          30                97                 126                102
Units redeemed on surrenders...........................          (8)               (8)                (25)               (39)
Units redeemed on annuity and death benefits...........         (15)               (3)                (26)                (3)
Units issued (redeemed) on net transfers from (to)
  Fixed Account........................................         (23)                7                   3                 --
Units issued (redeemed) on transfers between Investment
  Divisions............................................           5                (2)                 28                  4
                                                           --------           --------           --------           --------
  Net increase (decrease)..............................         (11)               91                 106                 64
Units outstanding, beginning of year...................         230               139                 149                 85
                                                           --------           --------           --------           --------
Units outstanding, end of year.........................         219               230                 255                149
                                                           ========           ========           ========           ========
SERIES III POLICIES
Units issued on payments received from policyowners....         421               649                 611                424
Units redeemed on surrenders...........................        (122)              (25)               (128)               (17)
Units redeemed on annuity and death benefits...........         (29)               --                  (8)               (17)
Units issued (redeemed) on net transfers from (to)
  Fixed Account........................................       1,522             1,354               2,567              1,011
Units issued (redeemed) on transfers between Investment
  Divisions............................................        (168)              (87)                (97)               146
                                                           --------           --------           --------           --------
  Net increase (decrease)..............................       1,624             1,891               2,945              1,547
Units outstanding, beginning of year...................       2,054               163               1,601                 54
                                                           --------           --------           --------           --------
Units outstanding, end of year.........................       3,678             2,054               4,546              1,601
                                                           ========           ========           ========           ========

Not all investment divisions are available under all policies.
(a) For AmSouth Premium Plus Variable Annuity policies, represents the period January 18, 2001 (Commencement of Operations) through December 31, 2001.
(b) For the period July 2, 2001 (Commencement of Operations) through December 31, 2001.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------



                                                      MAINSTAY VP           MAINSTAY VP
        MAINSTAY VP            MAINSTAY VP              MID CAP               MID CAP
      INDEXED EQUITY      INTERNATIONAL EQUITY           CORE                 GROWTH
    -------------------   ---------------------   -------------------   -------------------
      2002       2001       2002        2001        2002     2001(b)      2002     2001(b)
    ---------------------------------------------------------------------------------------
          --        --          --          --          --       500          --        500
       1,076     1,899         103          99         232        87         349        151
      (2,155)   (1,775)        (98)        (71)        (70)       (3)        (47)        (2)
        (312)     (265)        (18)         (9)         (5)       --          (5)        --
         386     1,248          65          74         320        40         429         57
      (1,986)   (1,437)        344        (112)        661       110         187        149
    --------   --------   --------    --------    --------   --------   --------   --------
      (2,991)     (330)        396         (19)      1,138       734         913        855
      30,265    30,595       1,537       1,556         734        --         855         --
    --------   --------   --------    --------    --------   --------   --------   --------
      27,274    30,265       1,933       1,537       1,872       734       1,768        855
    ========   ========   ========    ========    ========   ========   ========   ========
          51       135           6          13           7        --          12          5
         (13)      (35)         (3)         --          (1)       --          (1)        --
         (15)       (2)         --         (10)         --        --          --         --
          (4)        3          21          --          --        --          --         --
           7       (12)        (22)         11           2        --           1         --
    --------   --------   --------    --------    --------   --------   --------   --------
          26        89           2          14           8        --          12          5
         224       135          32          18          --        --           5         --
    --------   --------   --------    --------    --------   --------   --------   --------
         250       224          34          32           8        --          17          5
    ========   ========   ========    ========    ========   ========   ========   ========
       1,275       636          61          23          40         2          73          8
        (155)      (31)         (9)         (1)         (9)       --         (16)        --
         (20)       --          (4)         (1)         (1)       --          (3)        --
       3,173     1,322         245         129         347        14         479         31
        (187)      (24)         54         (28)         18         9          34         --
    --------   --------   --------    --------    --------   --------   --------   --------
       4,086     1,903         347         122         395        25         567         39
       2,120       217         134          12          25        --          39         --
    --------   --------   --------    --------    --------   --------   --------   --------
       6,206     2,120         481         134         420        25         606         39
    ========   ========   ========    ========    ========   ========   ========   ========

--------------------------------------------------------------------------------



                                                         MAINSTAY VP
                                                          SMALL CAP            MAINSTAY VP
                                                           GROWTH             TOTAL RETURN
                                                     -------------------   -------------------
                                                       2002     2001(b)      2002     2001(a)
                                                     -----------------------------------------
SERIES I POLICIES
Units issued (redeemed) on contributions by
  NYLIAC...........................................       --        500         --          --
Units issued on payments received from
  policyowners.....................................      440        184        585       1,232
Units redeemed on surrenders.......................     (136)       (16)    (1,276)     (1,065)
Units redeemed on annuity and death benefits.......       (5)        --       (208)       (148)
Units issued (redeemed) on net transfers from (to)
  Fixed Account....................................      564         75        (83)        591
Units issued (redeemed) on transfers between
  Investment Divisions.............................      451        543     (1,144)       (698)
                                                     --------   --------   --------   --------
  Net increase (decrease)..........................    1,314      1,286     (2,126)        (88)
Units outstanding, beginning of year...............    1,286         --     16,939      17,027
                                                     --------   --------   --------   --------
Units outstanding, end of year.....................    2,600      1,286     14,813      16,939
                                                     ========   ========   ========   ========
SERIES II POLICIES
Units issued on payments received from
  policyowners.....................................        5         29         18          43
Units redeemed on surrenders.......................       (1)        --        (15)         (4)
Units redeemed on annuity and death benefits.......       --         --        (16)         --
Units issued (redeemed) on net transfers from (to)
  Fixed Account....................................        3         --         (9)        (10)
Units issued (redeemed) on transfers between
  Investment Divisions.............................        3         (1)        (2)        (24)
                                                     --------   --------   --------   --------
  Net increase (decrease)..........................       10         28        (24)          5
Units outstanding, beginning of year...............       28         --        302         297
                                                     --------   --------   --------   --------
Units outstanding, end of year.....................       38         28        278         302
                                                     ========   ========   ========   ========
SERIES III POLICIES
Units issued on payments received from
  policyowners.....................................      104         23        171         152
Units redeemed on surrenders.......................      (12)        --        (64)        (17)
Units redeemed on annuity and death benefits.......       (3)        --         (6)        (13)
Units issued (redeemed) on net transfers from (to)
  Fixed Account....................................      649         32        959         567
Units issued (redeemed) on transfers between
  Investment Divisions.............................      (39)        28        (15)        (28)
                                                     --------   --------   --------   --------
  Net increase (decrease)..........................      699         83      1,045         661
Units outstanding, beginning of year...............       83         --        717          56
                                                     --------   --------   --------   --------
Units outstanding, end of year.....................      782         83      1,762         717
                                                     ========   ========   ========   ========

Not all investment divisions are available under all policies.
(a) For AmSouth Premium Plus Variable Annuity policies, represents the period January 18, 2001 (Commencement of Operations) through December 31, 2001.
(b) For the period July 2, 2001 (Commencement of Operations) through December 31, 2001.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------


                                                                          MAINSTAY VP
                              MAINSTAY VP           MAINSTAY VP           EAGLE ASSET
        MAINSTAY VP        AMERICAN CENTURY        DREYFUS LARGE          MANAGEMENT
           VALUE            INCOME & GROWTH        COMPANY VALUE         GROWTH EQUITY
    -------------------   -------------------   -------------------   -------------------
      2002     2001(a)      2002     2001(a)      2002     2001(a)      2002     2001(a)
    -------------------------------------------------------------------------------------
         --         --         --         --         --         --         --        (120)
        730      1,272        185        253        199        341        434         984
       (801)      (577)      (288)      (266)      (201)      (156)      (644)       (540)
       (119)       (84)       (41)       (52)       (38)       (27)       (78)        (48)
        806        747        287        361        294        460        273       1,457
       (392)     1,161       (275)      (157)      (151)       237     (1,147)     (1,519)
    --------   --------   --------   --------   --------   --------   --------   --------
        224      2,519       (132)       139        103        855     (1,162)        214
     11,482      8,963      5,593      5,454      4,211      3,356      9,537       9,323
    --------   --------   --------   --------   --------   --------   --------   --------
     11,706     11,482      5,461      5,593      4,314      4,211      8,375       9,537
    ========   ========   ========   ========   ========   ========   ========   ========
         45         59         29          4          6         17         23          60
         (7)        (7)        (4)        --         (2)        (1)        (6)         (3)
         (1)        (7)        --         (9)        --         (8)        --         (18)
         (1)        (2)        (3)        (2)        --         --          2          (5)
         (3)         8          1         (1)         3          9         (1)        (20)
    --------   --------   --------   --------   --------   --------   --------   --------
         33         51         23         (8)         7         17         18          14
         73         22          9         17         34         17         69          55
    --------   --------   --------   --------   --------   --------   --------   --------
        106         73         32          9         41         34         87          69
    ========   ========   ========   ========   ========   ========   ========   ========
        281        252         49         29         44         66        146         342
        (65)        (8)       (11)        (2)       (24)        (5)       (75)        (22)
        (11)        (9)        --         (1)        (2)        --         (4)         --
      1,618        765        279        120        405        336        648         906
       (146)        30         20         --        (95)        23       (158)        (83)
    --------   --------   --------   --------   --------   --------   --------   --------
      1,677      1,030        337        146        328        420        557       1,143
      1,037          7        170         24        434         14      1,350         207
    --------   --------   --------   --------   --------   --------   --------   --------
      2,714      1,037        507        170        762        434      1,907       1,350
    ========   ========   ========   ========   ========   ========   ========   ========

--------------------------------------------------------------------------------



                                                         MAINSTAY VP
                                                         LORD ABBETT          ALGER AMERICAN
                                                      DEVELOPING GROWTH    SMALL CAPITALIZATION
                                                     -------------------   ---------------------
                                                       2002     2001(a)      2002        2001
                                                     -------------------------------------------
SERIES I POLICIES
Units issued on payments received from
  policyowners.....................................      129        132         325         674
Units redeemed on surrenders.......................     (124)      (110)       (463)       (467)
Units redeemed on annuity and death benefits.......      (16)       (15)        (58)        (42)
Units issued (redeemed) on net transfers from (to)
  Fixed Account....................................       38        105         176         789
Units issued (redeemed) on transfers between
  Investment Divisions.............................      (93)      (294)       (652)       (747)
                                                     --------   --------   --------    --------
  Net increase (decrease)..........................      (66)      (182)       (672)        207
Units outstanding, beginning of year...............    2,959      3,141       7,864       7,657
                                                     --------   --------   --------    --------
Units outstanding, end of year.....................    2,893      2,959       7,192       7,864
                                                     ========   ========   ========    ========
SERIES II POLICIES
Units issued on payments received from
  policyowners.....................................       15          6          16         112
Units redeemed on surrenders.......................       --         --          (3)       (473)
Units redeemed on annuity and death benefits.......       --         (9)         --          (9)
Units issued (redeemed) on net transfers from (to)
  Fixed Account....................................       (1)        --          (1)         (2)
Units issued (redeemed) on transfers between
  Investment Divisions.............................       (1)        --          (2)        390
                                                     --------   --------   --------    --------
  Net increase (decrease)..........................       13         (3)         10          18
Units outstanding, beginning of year...............        6          9          87          69
                                                     --------   --------   --------    --------
Units outstanding, end of year.....................       19          6          97          87
                                                     ========   ========   ========    ========
SERIES III POLICIES
Units issued on payments received from
  policyowners.....................................       41         30          58         189
Units redeemed on surrenders.......................       (5)        (1)        (32)         (9)
Units redeemed on annuity and death benefits.......       --         --         (18)         (1)
Units issued (redeemed) on net transfers from (to)
  Fixed Account....................................      117         51         429         641
Units issued (redeemed) on transfers between
  Investment Divisions.............................       12         24         (74)        (26)
                                                     --------   --------   --------    --------
  Net increase (decrease)..........................      165        104         363         794
Units outstanding, beginning of year...............      108          4         936         142
                                                     --------   --------   --------    --------
Units outstanding, end of year.....................      273        108       1,299         936
                                                     ========   ========   ========    ========

Not all investment divisions are available under all policies.
(a) For AmSouth Premium Plus Variable Annuity policies, represents the period January 18, 2001 (Commencement of Operations) through December 31, 2001.
(b) For the period July 2, 2001 (Commencement of Operations) through December 31, 2001.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------



          AMSOUTH               AMSOUTH
         ENHANCED            INTERNATIONAL            AMSOUTH               AMSOUTH
          MARKET                EQUITY               LARGE CAP              MID CAP
    -------------------   -------------------   -------------------   -------------------
      2002     2001(a)      2002     2001(a)      2002     2001(a)      2002     2001(a)
    -------------------------------------------------------------------------------------
          --        --          --        --          --        --          --         --
          --        --          --        --          --        --          --         --
          --        --          --        --          --        --          --         --
          --        --          --        --          --        --          --         --
          --        --          --        --          --        --          --         --
    --------   --------   --------   --------   --------   --------   --------   --------
          --        --          --        --          --        --          --         --
          --        --          --        --          --        --          --         --
    --------   --------   --------   --------   --------   --------   --------   --------
          --        --          --        --          --        --          --         --
    ========   ========   ========   ========   ========   ========   ========   ========
          --        --          --        --          --        --          --         --
          --        --          --        --          --        --          --         --
          --        --          --        --          --        --          --         --
          --        --          --        --          --        --          --         --
          --        --          --        --          --        --          --         --
    --------   --------   --------   --------   --------   --------   --------   --------
          --        --          --        --          --        --          --         --
          --        --          --        --          --        --          --         --
    --------   --------   --------   --------   --------   --------   --------   --------
          --        --          --        --          --        --          --         --
    ========   ========   ========   ========   ========   ========   ========   ========
          75        41          20         4          85        42          54         26
         (20)       (2)         --        --         (31)       (2)         (6)        --
         (12)       --          --        --          --        --          --         --
          76        85          --        10         134       182          30         44
          (7)        3         (13)       --         (19)       (6)         (2)        --
    --------   --------   --------   --------   --------   --------   --------   --------
         112       127           7        14         169       216          76         70
         127        --          14        --         216        --          70         --
    --------   --------   --------   --------   --------   --------   --------   --------
         239       127          21        14         385       216         146         70
    ========   ========   ========   ========   ========   ========   ========   ========

--------------------------------------------------------------------------------



                                                           CALVERT             DREYFUS IP
                                                           SOCIAL           TECHNOLOGY GROWTH
                                                          BALANCED          (INITIAL SHARES)
                                                     -------------------   -------------------
                                                       2002       2001       2002     2001(b)
                                                     -----------------------------------------
SERIES I POLICIES
Units issued on payments received from
  policyowners.....................................       106       140         162         78
Units redeemed on surrenders.......................      (122)      (96)        (52)        (3)
Units redeemed on annuity and death benefits.......       (20)       (7)         (3)        (1)
Units issued (redeemed) on net transfers from (to)
  Fixed Account....................................       106       228         186         24
Units issued (redeemed) on transfers between
  Investment Divisions.............................      (111)      (81)        197        227
                                                     --------   --------   --------   --------
  Net increase (decrease)..........................       (41)      184         490        325
Units outstanding, beginning of year...............     1,668     1,484         325         --
                                                     --------   --------   --------   --------
Units outstanding, end of year.....................     1,627     1,668         815        325
                                                     ========   ========   ========   ========
SERIES II POLICIES
Units issued on payments received from
  policyowners.....................................         3         4           5          1
Units redeemed on surrenders.......................        (1)       (2)         (1)        --
Units redeemed on annuity and death benefits.......        --        (1)         --         --
Units issued (redeemed) on net transfers from (to)
  Fixed Account....................................        --        --          --         --
Units issued (redeemed) on transfers between
  Investment Divisions.............................         2        (1)         16          1
                                                     --------   --------   --------   --------
  Net increase (decrease)..........................         4        --          20          2
Units outstanding, beginning of year...............        11        11           2         --
                                                     --------   --------   --------   --------
Units outstanding, end of year.....................        15        11          22          2
                                                     ========   ========   ========   ========
SERIES III POLICIES
Units issued on payments received from
  policyowners.....................................        60        91          47         16
Units redeemed on surrenders.......................       (13)       (4)         (6)        --
Units redeemed on annuity and death benefits.......       (15)       --          (8)        --
Units issued (redeemed) on net transfers from (to)
  Fixed Account....................................       263       133         199         39
Units issued (redeemed) on transfers between
  Investment Divisions.............................        (6)       (4)         54          3
                                                     --------   --------   --------   --------
  Net increase (decrease)..........................       289       216         286         58
Units outstanding, beginning of year...............       235        19          58         --
                                                     --------   --------   --------   --------
Units outstanding, end of year.....................       524       235         344         58
                                                     ========   ========   ========   ========

Not all investment divisions are available under all policies.
(a) For AmSouth Premium Plus Variable Annuity policies, represents the period January 18, 2001 (Commencement of Operations) through December 31, 2001.
(b) For the period July 2, 2001 (Commencement of Operations) through December 31, 2001.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------


         FIDELITY              FIDELITY                                   JANUS ASPEN
            VIP                   VIP               JANUS ASPEN             SERIES
       CONTRAFUND(R)         EQUITY-INCOME            SERIES               WORLDWIDE
      (INITIAL CLASS)       (INITIAL CLASS)          BALANCED               GROWTH
    -------------------   -------------------   -------------------   -------------------
      2002       2001       2002       2001       2002     2001(a)      2002       2001
    -------------------------------------------------------------------------------------
         679      1,057        571      1,098      1,537     2,693         795      1,690
      (1,087)      (908)      (826)      (619)    (2,316)   (1,877)     (1,417)    (1,306)
        (163)      (125)      (146)      (123)      (323)     (314)       (176)      (153)
         455      1,246        789      1,112      1,168     2,976         293      1,916
        (686)    (1,093)      (341)       271     (1,556)   (1,041)     (2,199)    (2,256)
    --------   --------   --------   --------   --------   --------   --------   --------
        (802)       177         47      1,739     (1,490)    2,437      (2,704)      (109)
      17,160     16,983     11,501      9,762     32,862    30,425      23,563     23,672
    --------   --------   --------   --------   --------   --------   --------   --------
      16,358     17,160     11,548     11,501     31,372    32,862      20,859     23,563
    ========   ========   ========   ========   ========   ========   ========   ========
          32         69         23         25         80       160          45         81
          (5)        (8)        (7)        (3)       (44)      (29)         (8)       (89)
          --         --         (2)        (8)        (1)       (4)         --         (1)
          --         (1)         7         (1)       (14)       (5)          5          2
          (2)        (3)         3         13         (2)      (18)         (2)        39
    --------   --------   --------   --------   --------   --------   --------   --------
          25         57         24         26         19       104          40         32
         103         46         53         27        264       160         159        127
    --------   --------   --------   --------   --------   --------   --------   --------
         128        103         77         53        283       264         199        159
    ========   ========   ========   ========   ========   ========   ========   ========
         274        277        300        264        657       654         279        443
         (85)       (21)      (108)       (17)      (209)      (56)       (115)       (38)
         (10)        (1)       (28)        (6)       (30)      (12)        (20)       (10)
       1,380        737      1,333        946      3,488     2,037       1,111      1,103
         (29)       (42)      (182)        24       (206)      (42)       (179)      (101)
    --------   --------   --------   --------   --------   --------   --------   --------
       1,530        950      1,315      1,211      3,700     2,581       1,076      1,397
       1,097        147      1,237         26      2,875       294       1,730        333
    --------   --------   --------   --------   --------   --------   --------   --------
       2,627      1,097      2,552      1,237      6,575     2,875       2,806      1,730
    ========   ========   ========   ========   ========   ========   ========   ========

--------------------------------------------------------------------------------



                                                      MFS(R) INVESTORS       MFS(R) RESEARCH      MFS(R) UTILITIES
                                                        TRUST SERIES             SERIES                SERIES
                                                     -------------------   -------------------   -------------------
                                                       2002       2001       2002     2001(a)      2002     2001(b)
                                                     ------------------------------------------------------------
SERIES I POLICIES
Units issued on payments received from
  policyowners.....................................       198       318        137        458          7           2
Units redeemed on surrenders.......................      (262)     (168)      (259)      (235)        (3)         --
Units redeemed on annuity and death benefits.......       (70)      (33)       (56)       (39)        --          --
Units issued (redeemed) on net transfers from (to)
  Fixed Account....................................       284       537        104        984         31           2
Units issued (redeemed) on transfers between
  Investment Divisions.............................      (315)      (46)      (676)      (365)        (5)         11
                                                     --------   --------   --------   --------   --------   --------
  Net increase (decrease)..........................      (165)      608       (750)       803         30          15
Units outstanding, beginning of year...............     3,303     2,695      4,857      4,054         15          --
                                                     --------   --------   --------   --------   --------   --------
Units outstanding, end of year.....................     3,138     3,303      4,107      4,857         45          15
                                                     ========   ========   ========   ========   ========   ========
SERIES II POLICIES
Units issued on payments received from
  policyowners.....................................        18        10          6         19          1          --
Units redeemed on surrenders.......................        --        (2)        (3)        (7)        --          --
Units redeemed on annuity and death benefits.......        (1)       --         --        (10)        --          --
Units issued (redeemed) on net transfers from (to)
  Fixed Account....................................        (4)       --         (3)       (16)        --          --
Units issued (redeemed) on transfers between
  Investment Divisions.............................        (1)       10         (2)         3         --          --
                                                     --------   --------   --------   --------   --------   --------
  Net increase (decrease)..........................        12        18         (2)       (11)         1          --
Units outstanding, beginning of year...............        29        11         55         66         --          --
                                                     --------   --------   --------   --------   --------   --------
Units outstanding, end of year.....................        41        29         53         55          1          --
                                                     ========   ========   ========   ========   ========   ========
SERIES III POLICIES
Units issued on payments received from
  policyowners.....................................        43        87         18        136         20          10
Units redeemed on surrenders.......................       (21)      (10)       (40)       (11)       (18)         --
Units redeemed on annuity and death benefits.......        --        --         (5)        --         --          --
Units issued (redeemed) on net transfers from (to)
  Fixed Account....................................       264       422        309        486         47          18
Units issued (redeemed) on transfers between
  Investment Divisions.............................      (110)       (9)      (183)        11        (18)          3
                                                     --------   --------   --------   --------   --------   --------
  Net increase (decrease)..........................       176       490         99        622         31          31
Units outstanding, beginning of year...............       522        32        801        179         31          --
                                                     --------   --------   --------   --------   --------   --------
Units outstanding, end of year.....................       698       522        900        801         62          31
                                                     ========   ========   ========   ========   ========   ========

Not all investment divisions are available under all policies.
(a) For AmSouth Premium Plus Variable Annuity policies, represents the period January 18, 2001 (Commencement of Operations) through December 31, 2001.
(b) For the period July 2, 2001 (Commencement of Operations) through December 31, 2001.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------


                                                                          VAN KAMPEN
     NEUBERGER BERMAN                                 VAN ECK                 UIF
        AMT MID-CAP          T. ROWE PRICE           WORLDWIDE             EMERGING
          GROWTH             EQUITY INCOME          HARD ASSETS         MARKETS EQUITY
    -------------------   -------------------   -------------------   -------------------
      2002     2001(b)      2002       2001       2002       2001       2002     2001(a)
    -------------------------------------------------------------------------------------
         37         11        767      1,056          67        39         189        218
        (11)        (1)      (602)      (311)        (54)      (22)       (208)      (217)
         (1)        --       (120)       (43)        (19)      (16)        (25)       (20)
         98          8      1,370      1,026           9        37          (3)       254
         78         30        243      1,991         333      (129)         88       (421)
    --------   --------   --------   --------   --------   --------   --------   --------
        201         48      1,658      3,719         336       (91)         41       (186)
         48         --      7,398      3,679         378       469       3,172      3,358
    --------   --------   --------   --------   --------   --------   --------   --------
        249         48      9,056      7,398         714       378       3,213      3,172
    ========   ========   ========   ========   ========   ========   ========   ========
          2         --         46         66           2        10          11         12
         --         --        (19)        (4)         (1)       --        (365)        (1)
         --         --         (2)        --          --        --          --         --
         --         --          1         (1)          1        --         (11)        --
          2         --          3          7           1        (9)       (633)     1,002
    --------   --------   --------   --------   --------   --------   --------   --------
          4         --         29         68           3         1        (998)     1,013
         --         --         81         13           3         2       1,019          6
    --------   --------   --------   --------   --------   --------   --------   --------
          4         --        110         81           6         3          21      1,019
    ========   ========   ========   ========   ========   ========   ========   ========
         13          4        325        189          14        14          43         33
         (5)        --        (85)        (8)         (5)       (1)        (23)        (1)
         (1)        --        (17)        (7)         --        --          --         --
        123         13      1,372        640         176        15         217         60
         23          1        (78)        72          39        (8)         82        (10)
    --------   --------   --------   --------   --------   --------   --------   --------
        153         18      1,517        886         224        20         319         82
         18         --        895          9          25         5          89          7
    --------   --------   --------   --------   --------   --------   --------   --------
        171         18      2,412        895         249        25         408         89
    ========   ========   ========   ========   ========   ========   ========   ========

--------------------------------------------------------------------------------



                                                                             MAINSTAY VP        MAINSTAY VP
                                                          MAINSTAY VP          CAPITAL              CASH
                                                              BOND           APPRECIATION        MANAGEMENT
                                                        ----------------   ----------------   ----------------
                                                            2002(a)            2002(a)            2002(a)
                                                        ------------------------------------------------------
SERIES IV POLICIES
Units issued on payments received from policyowners...           285                262              5,486
Units redeemed on surrenders..........................            (3)                (1)               (40)
Units redeemed on annuity and death benefits..........            (2)                --                 --
Units issued (redeemed) on net transfers from (to)
  Fixed Account.......................................           237                135              1,787
Units issued (redeemed) on transfers between
  Investment Divisions................................            54                 --             (2,284)
                                                            --------           --------           --------
  Net increase (decrease).............................           571                396              4,949
Units outstanding, beginning of year..................            --                 --                 --
                                                            --------           --------           --------
Units outstanding, end of year........................           571                396              4,949
                                                            ========           ========           ========
SERIES V POLICIES
Units issued on payments received from policyowners...             5                 --                200
Units redeemed on surrenders..........................            --                 --                 --
Units redeemed on annuity and death benefits..........            --                 --                 --
Units issued (redeemed) on net transfers from (to)
  Fixed Account.......................................             8                  1                 --
Units issued (redeemed) on transfers between
  Investment Divisions................................            --                 --                (30)
                                                            --------           --------           --------
  Net increase (decrease).............................            13                  1                170
Units outstanding, beginning of year..................            --                 --                 --
                                                            --------           --------           --------
Units outstanding, end of year........................            13                  1                170
                                                            ========           ========           ========

Not all investment divisions are available under all policies.
(a) For Series IV and V policies, represents the period May 10, 2002 (Commencement of Operations) through December 31, 2002.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------



                         MAINSTAY VP                                              MAINSTAY VP
      MAINSTAY VP           EQUITY          MAINSTAY VP        MAINSTAY VP         HIGH YIELD        MAINSTAY VP
      CONVERTIBLE           INCOME           GOVERNMENT       GROWTH EQUITY      CORPORATE BOND     INDEXED EQUITY
    ----------------   ----------------   ----------------   ----------------   ----------------   ----------------
        2002(a)            2002(a)            2002(a)            2002(a)            2002(a)            2002(a)
    ---------------------------------------------------------------------------------------------------------------
             223                216                536                211                430                416
              (2)                (4)                (4)                (2)                (7)                (5)
              --                 (2)                --                 --                 (2)                --
             169                220                270                155                313                238
               6                 (8)                63                  3                 42                 11
        --------           --------           --------           --------           --------           --------
             396                422                865                367                776                660
              --                 --                 --                 --                 --                 --
        --------           --------           --------           --------           --------           --------
             396                422                865                367                776                660
        ========           ========           ========           ========           ========           ========
              --                  8                  8                 --                  1                  5
              --                 --                 --                 --                 --                 --
              --                 --                 --                 --                 --                 --
               1                  6                  8                  2                  4                  2
              --                 --                 --                 --                  1                  1
        --------           --------           --------           --------           --------           --------
               1                 14                 16                  2                  6                  8
              --                 --                 --                 --                 --                 --
        --------           --------           --------           --------           --------           --------
               1                 14                 16                  2                  6                  8
        ========           ========           ========           ========           ========           ========

--------------------------------------------------------------------------------



                                                          MAINSTAY VP        MAINSTAY VP        MAINSTAY VP
                                                         INTERNATIONAL         MID CAP            MID CAP
                                                             EQUITY              CORE              GROWTH
                                                        ----------------   ----------------   ----------------
                                                            2002(a)            2002(a)            2002(a)
                                                        ------------------------------------------------------
SERIES IV POLICIES
Units issued on payments received from policyowners...            49                 91                117
Units redeemed on surrenders..........................            --                 (1)                (1)
Units redeemed on annuity and death benefits..........            --                 --                 --
Units issued (redeemed) on net transfers from (to)
  Fixed Account.......................................            31                 71                 81
Units issued (redeemed) on transfers between
  Investment Divisions................................            --                 (9)                 2
                                                            --------           --------           --------
  Net increase (decrease).............................            80                152                199
Units outstanding, beginning of year..................            --                 --                 --
                                                            --------           --------           --------
Units outstanding, end of year........................            80                152                199
                                                            ========           ========           ========
SERIES V POLICIES
Units issued on payments received from policyowners...             1                  1                 --
Units redeemed on surrenders..........................            --                 --                 --
Units redeemed on annuity and death benefits..........            --                 --                 --
Units issued (redeemed) on net transfers from (to)
  Fixed Account.......................................            --                 --                  2
Units issued (redeemed) on transfers between
  Investment Divisions................................            --                 --                 --
                                                            --------           --------           --------
  Net increase (decrease).............................             1                  1                  2
Units outstanding, beginning of year..................            --                 --                 --
                                                            --------           --------           --------
Units outstanding, end of year........................             1                  1                  2
                                                            ========           ========           ========

Not all investment divisions are available under all policies.
(a) For Series IV and V policies, represents the period May 10, 2002 (Commencement of Operations) through December 31, 2002.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------


                                                               MAINSTAY VP                           MAINSTAY VP
      MAINSTAY VP                                            AMERICAN CENTURY     MAINSTAY VP        EAGLE ASSET
       SMALL CAP         MAINSTAY VP        MAINSTAY VP          INCOME &        DREYFUS LARGE        MANAGEMENT
         GROWTH          TOTAL RETURN          VALUE              GROWTH         COMPANY VALUE      GROWTH EQUITY
    ----------------   ----------------   ----------------   ----------------   ----------------   ----------------
        2002(a)            2002(a)            2002(a)            2002(a)            2002(a)            2002(a)
    ---------------------------------------------------------------------------------------------------------------
             117                168                294                 43                 59                 71
              (2)                (1)                (4)                --                 (1)                (1)
              --                 --                 --                 --                 --                 --
             122                 67                197                 22                 36                 64
               6                  2                 18                 --                  7                  7
        --------           --------           --------           --------           --------           --------
             243                236                505                 65                101                141
              --                 --                 --                 --                 --                 --
        --------           --------           --------           --------           --------           --------
             243                236                505                 65                101                141
        ========           ========           ========           ========           ========           ========
              --                 --                  3                 --                 --                 --
              --                 --                 --                 --                 --                 --
              --                 --                 --                 --                 --                 --
               2                  1                  3                 --                 --                 --
              --                 --                 --                 --                 --                 --
        --------           --------           --------           --------           --------           --------
               2                  1                  6                 --                 --                 --
              --                 --                 --                 --                 --                 --
        --------           --------           --------           --------           --------           --------
               2                  1                  6                 --                 --                 --
        ========           ========           ========           ========           ========           ========

--------------------------------------------------------------------------------


                                                          MAINSTAY VP
                                                          LORD ABBETT       ALGER AMERICAN        AMSOUTH
                                                           DEVELOPING           SMALL             ENHANCED
                                                             GROWTH         CAPITALIZATION         MARKET
                                                        ----------------   ----------------   ----------------
                                                            2002(a)            2002(a)            2002(a)
                                                        ------------------------------------------------------
SERIES IV POLICIES
Units issued on payments received from policyowners...            30                 21                 --
Units redeemed on surrenders..........................            --                 --                 --
Units redeemed on annuity and death benefits..........            --                 --                 --
Units issued (redeemed) on net transfers from (to)
  Fixed Account.......................................            11                 21                 --
Units issued (redeemed) on transfers between
  Investment Divisions................................             1                  4                 --
                                                            --------           --------           --------
  Net increase (decrease).............................            42                 46                 --
Units outstanding, beginning of year..................            --                 --                 --
                                                            --------           --------           --------
Units outstanding, end of year........................            42                 46                 --
                                                            ========           ========           ========
SERIES V POLICIES
Units issued on payments received from policyowners...            --                 --                 --
Units redeemed on surrenders..........................            --                 --                 --
Units redeemed on annuity and death benefits..........            --                 --                 --
Units issued (redeemed) on net transfers from (to)
  Fixed Account.......................................            --                 --                 --
Units issued (redeemed) on transfers between
  Investment Divisions................................            --                 --                 --
                                                            --------           --------           --------
  Net increase (decrease).............................            --                 --                 --
Units outstanding, beginning of year..................            --                 --                 --
                                                            --------           --------           --------
Units outstanding, end of year........................            --                 --                 --
                                                            ========           ========           ========

Not all investment divisions are available under all policies.
(a) For Series IV and V policies, represents the period May 10, 2002 (Commencement of Operations) through December 31, 2002.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------


                                                                                   DREYFUS IP          FIDELITY
        AMSOUTH                                                  CALVERT           TECHNOLOGY            VIP
     INTERNATIONAL         AMSOUTH            AMSOUTH             SOCIAL             GROWTH         CONTRAFUND(R)
         EQUITY           LARGE CAP           MID CAP            BALANCED       (INITIAL SHARES)   (INITIAL CLASS)
    ----------------   ----------------   ----------------   ----------------   ----------------   ----------------
        2002(a)            2002(a)            2002(a)            2002(a)            2002(a)            2002(a)
    ---------------------------------------------------------------------------------------------------------------
              --                 --                 --                 23                 26                222
              --                 --                 --                 --                 --                 (3)
              --                 --                 --                 --                 --                 --
              --                 --                 --                 15                 20                199
              --                 --                 --                 --                  5                  7
        --------           --------           --------           --------           --------           --------
              --                 --                 --                 38                 51                425
              --                 --                 --                 --                 --                 --
        --------           --------           --------           --------           --------           --------
              --                 --                 --                 38                 51                425
        ========           ========           ========           ========           ========           ========
              --                 --                 --                 --                 --                  2
              --                 --                 --                 --                 --                 --
              --                 --                 --                 --                 --                 --
              --                 --                 --                  1                 --                  3
              --                 --                 --                 --                 --                 --
        --------           --------           --------           --------           --------           --------
              --                 --                 --                  1                 --                  5
              --                 --                 --                 --                 --                 --
        --------           --------           --------           --------           --------           --------
              --                 --                 --                  1                 --                  5
        ========           ========           ========           ========           ========           ========

--------------------------------------------------------------------------------


                                                            FIDELITY                            JANUS ASPEN
                                                              VIP            JANUS ASPEN           SERIES
                                                         EQUITY-INCOME          SERIES           WORLDWIDE
                                                        (INITIAL CLASS)        BALANCED            GROWTH
                                                        ----------------   ----------------   ----------------
                                                            2002(a)            2002(a)            2002(a)
                                                        ------------------------------------------------------
SERIES IV POLICIES
Units issued on payments received from policyowners...           177                489                149
Units redeemed on surrenders..........................            (3)                (5)                (1)
Units redeemed on annuity and death benefits..........            --                 (3)                --
Units issued (redeemed) on net transfers from (to)
  Fixed Account.......................................            97                397                114
Units issued (redeemed) on transfers between
  Investment Divisions................................            (1)                 6                  5
                                                            --------           --------           --------
  Net increase (decrease).............................           270                884                267
Units outstanding, beginning of year..................            --                 --                 --
                                                            --------           --------           --------
Units outstanding, end of year........................           270                884                267
                                                            ========           ========           ========
SERIES V POLICIES
Units issued on payments received from policyowners...             5                  5                 --
Units redeemed on surrenders..........................            --                 --                 --
Units redeemed on annuity and death benefits..........            --                 --                 --
Units issued (redeemed) on net transfers from (to)
  Fixed Account.......................................             4                  4                 --
Units issued (redeemed) on transfers between
  Investment Divisions................................            --                 --                 --
                                                            --------           --------           --------
  Net increase (decrease).............................             9                  9                 --
Units outstanding, beginning of year..................            --                 --                 --
                                                            --------           --------           --------
Units outstanding, end of year........................             9                  9                 --
                                                            ========           ========           ========

Not all investment divisions are available under all policies.
(a) For Series IV and V policies, represents the period May 10, 2002 (Commencement of Operations) through December 31, 2002.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------


                                                                                                VAN KAMPEN
       MFS(R)                                     NEUBERGER                                        UIF
     INVESTORS        MFS(R)         MFS(R)         BERMAN                        VAN ECK        EMERGING
       TRUST         RESEARCH      UTILITIES     AMT MID-CAP    T. ROWE PRICE    WORLDWIDE       MARKETS
       SERIES         SERIES         SERIES         GROWTH      EQUITY INCOME   HARD ASSETS       EQUITY
    ------------   ------------   ------------   ------------   -------------   ------------   ------------
      2002(a)        2002(a)        2002(a)        2002(a)         2002(a)        2002(a)        2002(a)
    -------------------------------------------------------------------------------------------------------
            40             25              3              7            191              30             24
            --             --             --             --             (2)             --             (1)
            --             --             --             --             --              --             --
            17             18              1              9            220              20             24
            --              2             --             --             11             (11)            11
      --------       --------       --------       --------       --------        --------       --------
            57             45              4             16            420              39             58
            --             --             --             --             --              --             --
      --------       --------       --------       --------       --------        --------       --------
            57             45              4             16            420              39             58
      ========       ========       ========       ========       ========        ========       ========
            --             --             --             --              8              --             --
            --             --             --             --             --              --             --
            --             --             --             --             --              --             --
            --             --             --             --              6              --             --
            --             --             --             --             --              --             --
      --------       --------       --------       --------       --------        --------       --------
            --             --             --             --             14              --             --
            --             --             --             --             --              --             --
      --------       --------       --------       --------       --------        --------       --------
            --             --             --             --             14              --             --
      ========       ========       ========       ========       ========        ========       ========

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's):
--------------------------------------------------------------------------------

The following table presents financial highlights for each Investment Division as of December 31, 2002, 2001, 2000, 1999 and 1998:


                                                                           MAINSTAY VP
                                                                               BOND
                                                       ----------------------------------------------------
                                                         2002       2001       2000       1999       1998
                                                       ----------------------------------------------------
SERIES I POLICIES (a)
Net Assets.........................................    $216,196   $158,984   $ 85,728   $ 82,561   $ 61,788
Units Outstanding..................................      14,282     11,339      6,588      6,871      4,993
Unit Value.........................................    $  15.14   $  14.02   $  13.01   $  12.02   $  12.37
Total Return.......................................        8.0%       7.8%       8.3%      (2.9%)      7.6%
Ratio of Net Investment Income to Average Net
  Assets...........................................        3.7%       5.0%

SERIES II POLICIES (b)
Net Assets.........................................    $  2,094   $  1,100   $    167   $     --   $     --
Units Outstanding..................................         170         96         16         --         --
Unit Value.........................................    $  12.32   $  11.43   $  10.62   $     --   $     --
Total Return.......................................        7.8%       7.6%       6.2%         --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................        4.0%       4.6%

SERIES III POLICIES (c)
Net Assets.........................................    $ 42,745   $  7,920   $    188   $     --   $     --
Units Outstanding..................................       3,538        706         18         --         --
Unit Value.........................................    $  12.08   $  11.21   $  10.43   $     --   $     --
Total Return.......................................        7.7%       7.5%       4.3%         --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................        6.9%      11.7%

SERIES IV POLICIES (d)
Net Assets.........................................    $  6,150   $     --   $     --   $     --   $     --
Units Outstanding..................................         571         --         --         --         --
Unit Value.........................................    $  10.77   $     --   $     --   $     --   $     --
Total Return.......................................        7.7%         --         --         --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................       17.4%         --

SERIES V POLICIES (e)
Net Assets.........................................    $    137   $     --   $     --   $     --   $     --
Units Outstanding..................................          13         --         --         --         --
Unit Value.........................................    $  10.52   $     --   $     --   $     --   $     --
Total Return.......................................        5.2%         --         --         --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................       21.7%         --

Not all investment divisions are available under all policies.

Annualized percentages are shown for Ratio of Net Investment Income to Average Net Assets for all investment divisions in all periods.

(a) Expenses as a percent of average net assets are 1.40%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(b) Expenses as a percent of average net assets are 1.55%, excluding expenses of the underlying funds, policy service charges and charges for transferring funds between investment divisions.
(c) Expenses as a percent of average net assets are 1.60%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(d) Expenses as a percent of average net assets are 1.45%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(e) Expenses as a percent of average net assets are 1.85%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------


                        MAINSTAY VP                                            MAINSTAY VP
                    CAPITAL APPRECIATION                                     CASH MANAGEMENT
    ----------------------------------------------------   ----------------------------------------------------
      2002       2001       2000       1999       1998       2002       2001       2000       1999       1998
    -----------------------------------------------------------------------------------------------------------
    $330,249   $553,783   $748,887   $657,329   $367,978   $263,444   $260,067   $164,643   $294,243   $121,079
      25,441     29,099     29,793     23,024     15,940    208,084    205,310    133,091    248,786    105,842
    $  12.98   $  19.03   $  25.14   $  28.55   $  23.09   $   1.27   $   1.27   $   1.24   $   1.18   $   1.14
      (31.8%)    (24.3%)    (12.0%)     23.7%      36.2%      (0.1%)      2.4%       4.6%       3.4%       3.7%
       (1.3%)     (1.3%)                                      (0.1%)      2.2%

    $    847   $  1,333   $  1,171   $     --   $     --   $ 27,216   $ 16,214   $  4,180   $     --   $     --
         174        186        123         --         --     25,991     15,454      4,074         --         --
    $   4.88   $   7.17   $   9.48   $     --   $     --   $   1.05   $   1.05   $   1.03   $     --   $     --
      (31.9%)    (24.4%)     (5.2%)        --         --      (0.2%)      2.3%       2.6%         --         --
       (1.5%)     (1.5%)                                      (0.2%)      1.9%

    $ 13,383   $ 11,161   $  1,817   $     --   $     --   $ 68,335   $ 31,624   $  2,635   $     --   $     --
       3,001      1,704        210         --         --     65,803     30,376      2,586         --         --
    $   4.46   $   6.55   $   8.67   $     --   $     --   $   1.04   $   1.04   $   1.02   $     --   $     --
      (31.9%)    (24.5%)    (13.3%)        --         --      (0.3%)      2.1%       1.9%         --         --
       (1.5%)     (1.4%)                                      (0.3%)      1.4%

    $  2,958   $     --   $     --   $     --   $     --   $  4,942   $     --   $     --   $     --   $     --
         396         --         --         --         --      4,949         --         --         --         --
    $   7.46   $     --   $     --   $     --   $     --   $   1.00   $     --   $     --   $     --   $     --
      (25.4%)        --         --         --         --      (0.1%)        --         --         --         --
       (1.0%)        --                                       (0.4%)        --

    $     14   $     --   $     --   $     --   $     --   $    170   $     --   $     --   $     --   $     --
           1         --         --         --         --        170         --         --         --         --
    $   9.20   $     --   $     --   $     --   $     --   $   1.00   $     --   $     --   $     --   $     --
       (8.0%)        --         --         --         --      (0.3%)        --         --         --         --
       (0.8%)        --                                       (0.8%)        --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------


                                                                           MAINSTAY VP
                                                                           CONVERTIBLE
                                                       ----------------------------------------------------
                                                         2002       2001       2000       1999       1998
                                                       ----------------------------------------------------
SERIES I POLICIES (a)
Net Assets.........................................    $132,023   $144,131   $125,337   $ 65,034   $ 38,111
Units Outstanding..................................       9,467      9,385      7,873      3,826      3,139
Unit Value.........................................    $  13.95   $  15.36   $  15.92   $  17.00   $  12.14
Total Return.......................................       (9.2%)     (3.5%)     (6.3%)     40.0%       3.0%
Ratio of Net Investment Income to Average Net
  Assets...........................................        1.3%       2.4%

SERIES II POLICIES (b)
Net Assets.........................................    $  1,651   $  1,733   $  1,356   $     --   $     --
Units Outstanding..................................         209        199        150         --         --
Unit Value.........................................    $   7.89   $   8.71   $   9.04   $     --   $     --
Total Return.......................................       (9.3%)     (3.7%)     (9.6%)        --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................        1.1%       2.3%

SERIES III POLICIES (c)
Net Assets.........................................    $ 20,475   $  9,385   $    703   $     --   $     --
Units Outstanding..................................       2,708      1,125         81         --         --
Unit Value.........................................    $   7.56   $   8.34   $   8.67   $     --   $     --
Total Return.......................................       (9.4%)     (3.8%)     (1.3%)        --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................        2.4%       6.0%

SERIES IV POLICIES (d)
Net Assets.........................................    $  3,675   $     --   $     --   $     --   $     --
Units Outstanding..................................         396         --         --         --         --
Unit Value.........................................    $   9.27   $     --   $     --   $     --   $     --
Total Return.......................................       (7.3%)        --         --         --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................       10.3%         --

SERIES V POLICIES (e)
Net Assets.........................................    $     13   $     --   $     --   $     --   $     --
Units Outstanding..................................           1         --         --         --         --
Unit Value.........................................    $  10.37   $     --   $     --   $     --   $     --
Total Return.......................................        3.7%         --         --         --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................       12.4%         --

Not all investment divisions are available under all policies.

Annualized percentages are shown for Ratio of Net Investment Income to Average Net Assets for all investment divisions in all periods.

(a) Expenses as a percent of average net assets are 1.40%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(b) Expenses as a percent of average net assets are 1.55%, excluding expenses of the underlying funds, policy service charges and charges for transferring funds between investment divisions.
(c) Expenses as a percent of average net assets are 1.60%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(d) Expenses as a percent of average net assets are 1.45%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(e) Expenses as a percent of average net assets are 1.85%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------


        MAINSTAY VP
          EQUITY                              MAINSTAY VP
          INCOME                               GOVERNMENT
    -------------------   ----------------------------------------------------
      2002       2001       2002       2001       2000       1999       1998
    --------------------------------------------------------------------------
    $ 44,528   $ 17,502   $230,480   $115,641   $ 59,775   $ 60,001   $ 39,674
       5,378      1,781     15,260      8,293      4,508      5,008      3,208
    $   8.28   $   9.83   $  15.10   $  13.94   $  13.26   $  11.98   $  12.37
      (15.8%)     (1.7%)      8.3%       5.1%      10.7%      (3.1%)      7.5%
       (0.1%)      0.2%       2.7%       4.0%

    $    549   $    109   $  3,456   $  1,420   $    281   $     --   $     --
          67         11        287        128         27         --         --
    $   8.23   $   9.78   $  12.04   $  11.13   $  10.60   $     --   $     --
      (15.9%)     (2.2%)      8.2%       5.0%       6.0%         --         --
        0.1%       0.9%       3.0%       3.9%

    $ 15,132   $  1,409   $ 45,740   $  8,792   $     47   $     --   $     --
       1,806        141      3,842        798          5         --         --
    $   8.38   $   9.96   $  11.91   $  11.01   $  10.49   $     --   $     --
      (15.9%)     (0.4%)      8.1%       5.0%       5.0%         --         --
        0.5%       1.6%       4.4%       9.1%

    $  3,414   $     --   $  9,291   $     --   $     --   $     --   $     --
         422         --        865         --         --         --         --
    $   8.09   $     --   $  10.74   $     --   $     --   $     --   $     --
      (19.1%)        --       7.4%         --         --         --         --
        2.4%         --      11.6%         --

    $    113   $     --   $    168   $     --   $     --   $     --   $     --
          14         --         16         --         --         --         --
    $   8.19   $     --   $  10.52   $     --   $     --   $     --   $     --
      (18.1%)        --       5.2%         --         --         --         --
        1.7%         --      13.3%         --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------


                                                                           MAINSTAY VP
                                                                          GROWTH EQUITY
                                                       ----------------------------------------------------
                                                         2002       2001       2000       1999       1998
                                                       ----------------------------------------------------
SERIES I POLICIES (a)
Net Assets.........................................    $244,017   $359,198   $419,759   $317,273   $180,165
Units Outstanding..................................      14,959     16,447     15,714     11,321      8,239
Unit Value.........................................    $  16.31   $  21.84   $  26.71   $  28.02   $  21.87
Total Return.......................................      (25.3%)    (18.2%)     (4.7%)     28.2%      24.8%
Ratio of Net Investment Income to Average Net
  Assets...........................................       (0.5%)     (0.7%)

SERIES II POLICIES (b)
Net Assets.........................................    $  1,249   $  1,763   $  1,300   $     --   $     --
Units Outstanding..................................         219        230        139         --         --
Unit Value.........................................    $   5.71   $   7.65   $   9.37   $     --   $     --
Total Return.......................................      (25.4%)    (18.4%)     (6.3%)        --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................       (0.6%)     (0.8%)

SERIES III POLICIES (c)
Net Assets.........................................    $ 21,125   $ 15,827   $  1,542   $     --   $     --
Units Outstanding..................................       3,678      2,054        163         --         --
Unit Value.........................................    $   5.74   $   7.70   $   9.44   $     --   $     --
Total Return.......................................      (25.5%)    (18.4%)     (5.6%)        --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................       (0.4%)     (0.2%)

SERIES IV POLICIES (d)
Net Assets.........................................    $  2,967   $     --   $     --   $     --   $     --
Units Outstanding..................................         367         --         --         --         --
Unit Value.........................................    $   8.08   $     --   $     --   $     --   $     --
Total Return.......................................      (19.2%)        --         --         --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................        3.1%         --

SERIES V POLICIES (e)
Net Assets.........................................    $     19   $     --   $     --   $     --   $     --
Units Outstanding..................................           2         --         --         --         --
Unit Value.........................................    $   9.16   $     --   $     --   $     --   $     --
Total Return.......................................       (8.4%)        --         --         --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................        4.2%         --

Not all investment divisions are available under all policies.

Annualized percentages are shown for Ratio of Net Investment Income to Average Net Assets for all investment divisions in all periods.

(a) Expenses as a percent of average net assets are 1.40%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(b) Expenses as a percent of average net assets are 1.55%, excluding expenses of the underlying funds, policy service charges and charges for transferring funds between investment divisions.
(c) Expenses as a percent of average net assets are 1.60%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(d) Expenses as a percent of average net assets are 1.45%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(e) Expenses as a percent of average net assets are 1.85%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------


                        MAINSTAY VP
                         HIGH YIELD                                            MAINSTAY VP
                       CORPORATE BOND                                         INDEXED EQUITY
    ----------------------------------------------------   ----------------------------------------------------
      2002       2001       2000       1999       1998       2002       2001       2000       1999       1998
    -----------------------------------------------------------------------------------------------------------
    $417,268   $426,004   $374,764   $400,993   $310,120   $447,495   $647,391   $755,167   $684,701   $407,588
      27,478     28,228     25,693     25,509     21,960     27,274     30,265     30,595     24,805     17,575
    $  15.19   $  15.09   $  14.59   $  15.72   $  14.12   $  16.41   $  21.39   $  24.68   $  27.60   $  23.19
        0.6%       3.4%      (7.2%)     11.3%       1.2%     (23.3%)    (13.3%)    (10.6%)     19.0%      26.7%
        9.0%      10.7%                                       (0.2%)     (0.4%)

    $  2,462   $  1,428   $    793   $     --   $     --   $  1,559   $  1,826   $  1,266   $     --   $     --
         255        149         85         --         --        250        224        135         --         --
    $   9.65   $   9.60   $   9.29   $     --   $     --   $   6.23   $   8.14   $   9.40   $     --   $     --
        0.5%       3.3%      (7.1%)        --         --     (23.4%)    (13.4%)     (6.0%)        --         --
       14.1%      12.6%                                       (0.2%)     (0.4%)

    $ 43,111   $ 15,118   $    498   $     --   $     --   $ 37,642   $ 16,799   $  1,988   $     --   $     --
       4,546      1,601         54         --         --      6,206      2,120        217         --         --
    $   9.48   $   9.44   $   9.15   $     --   $     --   $   6.07   $   7.92   $   9.16   $     --   $     --
        0.4%       3.2%      (8.5%)        --         --     (23.5%)    (13.5%)     (8.4%)        --         --
       15.5%      27.1%                                        0.2%       0.7%

    $  7,503   $     --   $     --   $     --   $     --   $  5,417   $     --   $     --   $     --   $     --
         776         --         --         --         --        660         --         --         --         --
    $   9.67   $     --   $     --   $     --   $     --   $   8.20   $     --   $     --   $     --   $     --
       (3.3%)        --         --         --         --     (18.0%)        --         --         --         --
       42.6%         --                                        4.6%         --

    $     66   $     --   $     --   $     --   $     --   $     76   $     --   $     --   $     --   $     --
           6         --         --         --         --          8         --         --         --         --
    $  10.27   $     --   $     --   $     --   $     --   $   9.84   $     --   $     --   $     --   $     --
        2.7%         --         --         --         --      (1.6%)        --         --         --         --
       48.5%         --                                        6.8%         --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------


                                                                           MAINSTAY VP
                                                                       INTERNATIONAL EQUITY
                                                       ----------------------------------------------------
                                                         2002       2001       2000       1999       1998
                                                       ----------------------------------------------------
SERIES I POLICIES (a)
Net Assets.........................................    $ 23,569   $ 19,878   $ 23,737   $ 22,729   $ 15,136
Units Outstanding..................................       1,933      1,537      1,556      1,204      1,012
Unit Value.........................................    $  12.19   $  12.94   $  15.26   $  18.88   $  14.95
Total Return.......................................       (5.7%)    (15.2%)    (19.2%)     26.3%      21.4%
Ratio of Net Investment Income to Average Net
  Assets...........................................        0.1%         --

SERIES II POLICIES (b)
Net Assets.........................................    $    257   $    254   $    169   $     --   $     --
Units Outstanding..................................          34         32         18         --         --
Unit Value.........................................    $   7.45   $   7.92   $   9.35   $     --   $     --
Total Return.......................................       (5.9%)    (15.3%)     (6.5%)        --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................       (1.3%)     (1.0%)

SERIES III POLICIES (c)
Net Assets.........................................    $  3,599   $  1,063   $    111   $     --   $     --
Units Outstanding..................................         481        134         12         --         --
Unit Value.........................................    $   7.48   $   7.95   $   9.40   $     --   $     --
Total Return.......................................       (5.9%)    (15.4%)     (6.0%)        --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................        0.9%       0.2%

SERIES IV POLICIES (d)
Net Assets.........................................    $    707   $     --   $     --   $     --   $     --
Units Outstanding..................................          80         --         --         --         --
Unit Value.........................................    $   8.82   $     --   $     --   $     --   $     --
Total Return.......................................      (11.8%)        --         --         --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................        4.5%         --

SERIES V POLICIES (e)
Net Assets.........................................    $     14   $     --   $     --   $     --   $     --
Units Outstanding..................................           1         --         --         --         --
Unit Value.........................................    $   9.79   $     --   $     --   $     --   $     --
Total Return.......................................       (2.1%)        --         --         --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................        4.7%         --

Not all investment divisions are available under all policies.

Annualized percentages are shown for Ratio of Net Investment Income to Average Net Assets for all investment divisions in all periods.

(a) Expenses as a percent of average net assets are 1.40%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(b) Expenses as a percent of average net assets are 1.55%, excluding expenses of the underlying funds, policy service charges and charges for transferring funds between investment divisions.
(c) Expenses as a percent of average net assets are 1.60%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(d) Expenses as a percent of average net assets are 1.45%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(e) Expenses as a percent of average net assets are 1.85%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------


        MAINSTAY VP           MAINSTAY VP           MAINSTAY VP
          MID CAP               MID CAP              SMALL CAP                            MAINSTAY VP
           CORE                 GROWTH                GROWTH                              TOTAL RETURN
    -------------------   -------------------   -------------------   ----------------------------------------------------
      2002       2001       2002       2001       2002       2001       2002       2001       2000       1999       1998
    ----------------------------------------------------------------------------------------------------------------------
    $ 15,024   $  6,859   $ 11,317   $  7,773   $ 17,889   $ 12,197   $213,473   $296,704   $338,661   $305,978   $203,518
       1,872        734      1,768        855      2,600      1,286     14,813     16,939     17,027     14,509     11,136
    $   8.03   $   9.35   $   6.40   $   9.09   $   6.88   $   9.48   $  14.41   $  17.52   $  19.89   $  21.09   $  18.28
      (14.1%)     (6.5%)    (29.6%)     (9.1%)    (27.4%)     (5.2%)    (17.7%)    (11.9%)     (5.7%)     15.4%      25.4%
       (1.0%)     (1.0%)     (1.4%)     (1.4%)     (1.4%)     (1.4%)      0.9%       1.1%

    $     69   $     --   $    142   $     55   $    267   $    268   $  1,847   $  2,444   $  2,730   $     --   $     --
           8         --         17          5         38         28        278        302        297         --         --
    $   8.67   $  10.00   $   8.19   $  11.65   $   7.07   $   9.76   $   6.64   $   8.09   $   9.20   $     --   $     --
      (13.3%)        --     (29.7%)     16.5%     (27.5%)     (2.4%)    (17.8%)    (12.1%)     (8.0%)        --         --
       (1.1%)        --      (1.6%)     (1.6%)     (1.6%)     (1.6%)      0.8%       1.5%

    $  3,510   $    241   $  3,961   $    365   $  5,362   $    786   $ 11,221   $  5,557   $    495   $     --   $     --
         420         25        606         39        782         83      1,762        717         56         --         --
    $   8.35   $   9.74   $   6.54   $   9.30   $   6.86   $   9.47   $   6.37   $   7.75   $   8.82   $     --   $     --
      (14.3%)     (2.6%)    (29.7%)     (7.0%)    (27.6%)     (5.3%)    (17.9%)    (12.1%)    (11.8%)        --         --
       (0.9%)     (0.3%)     (1.6%)     (1.6%)     (1.6%)     (1.6%)      2.0%       3.6%

    $  1,240   $     --   $  1,392   $     --   $  1,798   $     --   $  2,063   $     --   $     --   $     --   $     --
         152         --        199         --        243         --        236         --         --         --         --
    $   8.14   $     --   $   7.01   $     --   $   7.41   $     --   $   8.73   $     --   $     --   $     --   $     --
      (18.6%)        --     (29.9%)        --     (25.9%)        --     (12.7%)        --         --         --         --
       (0.4%)        --      (1.5%)        --      (1.5%)        --       9.9%         --

    $     10   $     --   $     15   $     --   $     14   $     --   $     12   $     --   $     --   $     --   $     --
           1         --          2         --          2         --          1         --         --         --         --
    $   9.70   $     --   $  10.20   $     --   $   8.31   $     --   $   9.93   $     --   $     --   $     --   $     --
       (3.0%)        --       2.0%         --     (16.9%)        --      (0.7%)        --         --         --         --
       (0.7%)        --      (1.9%)        --      (1.9%)        --      21.3%         --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------


                                                                           MAINSTAY VP
                                                                              VALUE
                                                       ----------------------------------------------------
                                                         2002       2001       2000       1999       1998
                                                       ----------------------------------------------------
SERIES I POLICIES (a)
Net Assets.........................................    $169,824   $213,977   $168,711   $165,397   $157,643
Units Outstanding..................................      11,706     11,482      8,963      9,782     10,004
Unit Value.........................................    $  14.51   $  18.64   $  18.82   $  16.91   $  15.76
Total Return.......................................      (22.2%)     (1.0%)     11.3%       7.3%      (5.5%)
Ratio of Net Investment Income to Average Net
  Assets...........................................          --       0.2%

SERIES II POLICIES (b)
Net Assets.........................................    $    903   $    802   $    239   $     --   $     --
Units Outstanding..................................         106         73         22         --         --
Unit Value.........................................    $   8.49   $  10.92   $  11.04   $     --   $     --
Total Return.......................................      (22.3%)     (1.1%)     10.4%         --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................          --       0.7%

SERIES III POLICIES (c)
Net Assets.........................................    $ 22,026   $ 10,836   $     69   $     --   $     --
Units Outstanding..................................       2,714      1,037          7         --         --
Unit Value.........................................    $   8.11   $  10.44   $  10.57   $     --   $     --
Total Return.......................................      (22.3%)     (1.2%)      5.7%         --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................        0.5%       2.3%

SERIES IV POLICIES (d)
Net Assets.........................................    $  3,870   $     --   $     --   $     --   $     --
Units Outstanding..................................         505         --         --         --         --
Unit Value.........................................    $   7.67   $     --   $     --   $     --   $     --
Total Return.......................................      (23.3%)        --         --         --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................        4.7%         --

SERIES V POLICIES (e)
Net Assets.........................................    $     50   $     --   $     --   $     --   $     --
Units Outstanding..................................           6         --         --         --         --
Unit Value.........................................    $   8.34   $     --   $     --   $     --   $     --
Total Return.......................................      (16.6%)        --         --         --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................        7.0%         --

Not all investment divisions are available under all policies.

Annualized percentages are shown for Ratio of Net Investment Income to Average Net Assets for all investment divisions in all periods.

(a) Expenses as a percent of average net assets are 1.40%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(b) Expenses as a percent of average net assets are 1.55%, excluding expenses of the underlying funds, policy service charges and charges for transferring funds between investment divisions.
(c) Expenses as a percent of average net assets are 1.60%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(d) Expenses as a percent of average net assets are 1.45%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(e) Expenses as a percent of average net assets are 1.85%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------


                        MAINSTAY VP                                            MAINSTAY VP
                      AMERICAN CENTURY                                           DREYFUS
                      INCOME & GROWTH                                      LARGE COMPANY VALUE
    ----------------------------------------------------   ----------------------------------------------------
      2002       2001       2000       1999       1998       2002       2001       2000       1999       1998
    -----------------------------------------------------------------------------------------------------------
    $ 43,336   $ 55,929   $ 60,445   $ 50,328   $ 24,568   $ 34,818   $ 44,680   $ 37,822   $ 25,701   $ 16,599
       5,461      5,593      5,454      3,997      2,263      4,314      4,211      3,356      2,397      1,629
    $   7.94   $  10.00   $  11.08   $  12.59   $  10.86   $   8.07   $  10.61   $  11.27   $  10.72   $  10.19
      (20.6%)     (9.8%)    (12.0%)     16.0%       8.6%     (23.9%)     (5.9%)      5.1%       5.2%       1.9%
       (0.3%)     (0.6%)                                      (0.8%)     (0.6%)

    $    213   $     71   $    154   $     --   $     --   $    309   $    336   $    178   $     --   $     --
          32          9         17         --         --         41         34         17         --         --
    $   6.57   $   8.29   $   9.21   $     --   $     --   $   7.49   $   9.86   $  10.49   $     --   $     --
      (20.8%)    (10.0%)     (7.9%)        --         --     (24.0%)     (6.0%)      4.9%         --         --
        0.2%      (0.7%)                                      (0.9%)     (0.7%)

    $  3,274   $  1,388   $    218   $     --   $     --   $  5,637   $  4,231   $    147   $     --   $     --
         507        170         24         --         --        762        434         14         --         --
    $   6.45   $   8.15   $   9.05   $     --   $     --   $   7.40   $   9.74   $  10.37   $     --   $     --
      (20.8%)     (9.9%)     (9.5%)        --         --     (24.1%)     (6.1%)      3.7%         --         --
        0.1%         --                                       (0.8%)      0.2%

    $    529   $     --   $     --   $     --   $     --   $    810   $     --   $     --   $     --   $     --
          65         --         --         --         --        101         --         --         --         --
    $   8.15   $     --   $     --   $     --   $     --   $   7.99   $     --   $     --   $     --   $     --
      (18.5%)        --         --         --         --     (20.1%)        --         --         --         --
        4.7%         --                                        1.0%         --

    $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --
          --         --         --         --         --         --         --         --         --         --
    $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --
          --         --         --         --         --         --         --         --         --         --
          --         --                                          --         --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------

                                                                           MAINSTAY VP
                                                                           EAGLE ASSET
                                                                            MANAGEMENT
                                                                          GROWTH EQUITY
                                                       ----------------------------------------------------
                                                         2002       2001       2000       1999       1998
                                                       ----------------------------------------------------
SERIES I POLICIES (a)
Net Assets.........................................    $ 82,525   $132,751   $157,719   $ 52,015   $ 16,434
Units Outstanding..................................       8,375      9,537      9,323      2,730      1,408
Unit Value.........................................    $   9.85   $  13.92   $  16.92   $  19.06   $  11.68
Total Return.......................................      (29.2%)    (17.7%)    (11.2%)     63.2%      16.8%
Ratio of Net Investment Income to Average Net
  Assets...........................................       (1.3%)     (1.4%)

SERIES II POLICIES (b)
Net Assets.........................................    $    479   $    537   $    528   $     --   $     --
Units Outstanding..................................          87         69         55         --         --
Unit Value.........................................    $   5.52   $   7.81   $   9.51   $     --   $     --
Total Return.......................................      (29.3%)    (17.9%)     (4.9%)        --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................       (1.5%)     (1.6%)

SERIES III POLICIES (c)
Net Assets.........................................    $  8,998   $  9,015   $  1,686   $     --   $     --
Units Outstanding..................................       1,907      1,350        207         --         --
Unit Value.........................................    $   4.72   $   6.68   $   8.13   $     --   $     --
Total Return.......................................      (29.4%)    (17.8%)    (18.7%)        --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................       (1.5%)     (1.6%)

SERIES IV POLICIES (d)
Net Assets.........................................    $  1,117   $     --   $     --   $     --   $     --
Units Outstanding..................................         141         --         --         --         --
Unit Value.........................................    $   7.90   $     --   $     --   $     --   $     --
Total Return.......................................      (21.0%)        --         --         --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................       (1.1%)        --

SERIES V POLICIES (e)
Net Assets.........................................    $     --   $     --   $     --   $     --   $     --
Units Outstanding..................................          --         --         --         --         --
Unit Value.........................................    $   9.60   $     --   $     --   $     --   $     --
Total Return.......................................       (4.0%)        --         --         --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................          --         --

Not all investment divisions are available under all policies.

Annualized percentages are shown for Ratio of Net Investment Income to Average Net Assets for all investment divisions in all periods.

(a) Expenses as a percent of average net assets are 1.40%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(b) Expenses as a percent of average net assets are 1.55%, excluding expenses of the underlying funds, policy service charges and charges for transferring funds between investment divisions.
(c) Expenses as a percent of average net assets are 1.60%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(d) Expenses as a percent of average net assets are 1.45%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(e) Expenses as a percent of average net assets are 1.85%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------

                        MAINSTAY VP                                               ALGER
                        LORD ABBETT                                              AMERICAN
                         DEVELOPING                                               SMALL
                           GROWTH                                             CAPITALIZATION
    ----------------------------------------------------   ----------------------------------------------------
      2002       2001       2000       1999       1998       2002       2001       2000       1999       1998
    -----------------------------------------------------------------------------------------------------------
    $ 17,566   $ 25,662   $ 29,808   $ 27,072   $ 14,349   $ 44,207   $ 66,445   $ 93,083   $ 51,860   $ 22,802
       2,893      2,959      3,141      2,276      1,573      7,192      7,864      7,657      3,063      1,904
    $   6.07   $   8.67   $   9.49   $  11.89   $   9.12   $   6.15   $   8.45   $  12.16   $  16.93   $  11.97
      (30.0%)     (8.6%)    (20.2%)     30.4%      (8.8%)    (27.3%)    (30.5%)    (28.2%)     41.4%      13.9%
       (1.4%)     (1.4%)                                      (1.4%)     (1.4%)

    $    109   $     52   $     85   $     --   $     --   $    417   $    514   $    588   $     --   $     --
          19          6          9         --         --         97         87         69         --         --
    $   5.83   $   8.33   $   9.13   $     --   $     --   $   4.31   $   5.94   $   8.56   $     --   $     --
      (30.1%)     (8.8%)     (8.7%)        --         --     (27.4%)    (30.6%)    (14.4%)        --         --
       (1.6%)     (1.6%)                                      (1.6%)     (1.5%)

    $  1,601   $    906   $     40   $     --   $     --   $  5,200   $  5,162   $  1,125   $     --   $     --
         273        108          4         --         --      1,299        936        142         --         --
    $   5.86   $   8.38   $   9.19   $     --   $     --   $   4.00   $   5.51   $   7.95   $     --   $     --
      (30.1%)     (8.8%)     (8.1%)        --         --     (27.4%)    (30.7%)    (20.5%)        --         --
       (1.6%)     (1.6%)                                      (1.6%)     (1.6%)

    $    321   $     --   $     --   $     --   $     --   $    376   $     --   $     --   $     --   $     --
          42         --         --         --         --         46         --         --         --         --
    $   7.72   $     --   $     --   $     --   $     --   $   8.19   $     --   $     --   $     --   $     --
      (22.8%)        --         --         --         --     (18.1%)        --         --         --         --
       (1.5%)        --                                       (1.5%)        --

    $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --
          --         --         --         --         --         --         --         --         --         --
    $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --
          --         --         --         --         --         --         --         --         --         --
          --         --                                          --         --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------


                                                                 AMSOUTH             AMSOUTH             AMSOUTH
                                                                ENHANCED          INTERNATIONAL           LARGE
                                                                 MARKET              EQUITY                CAP
                                                            -----------------   -----------------   -----------------
                                                             2002      2001      2002      2001      2002      2001
                                                            ---------------------------------------------------------
SERIES I POLICIES (a)
Net Assets..............................................    $    --   $    --   $    --   $    --   $    --   $    --
Units Outstanding.......................................         --        --        --        --        --        --
Unit Value..............................................    $    --   $    --   $    --   $    --   $    --   $    --
Total Return............................................         --        --        --        --        --        --
Ratio of Net Investment Income to Average Net Assets....         --        --        --        --        --        --

SERIES II POLICIES (b)
Net Assets..............................................    $    --   $    --   $    --   $    --   $    --   $    --
Units Outstanding.......................................         --        --        --        --        --        --
Unit Value..............................................    $    --   $    --   $    --   $    --   $    --   $    --
Total Return............................................         --        --        --        --        --        --
Ratio of Net Investment Income to Average Net Assets....         --        --        --        --        --        --

SERIES III POLICIES (c)
Net Assets..............................................    $ 1,562   $ 1,112   $   139   $   116   $ 2,526   $ 1,883
Units Outstanding.......................................        239       127        21        14       385       216
Unit Value..............................................    $  6.53   $  8.75   $  6.71   $  8.16   $  6.57   $  8.72
Total Return............................................     (25.4%)   (12.5%)   (17.7%)   (18.4%)   (24.7%)   (12.8%)
Ratio of Net Investment Income to Average Net Assets....      (1.1%)    (1.5%)    (1.3%)    (1.6%)    (1.4%)    (1.6%)

SERIES IV POLICIES (d)
Net Assets..............................................    $    --   $    --   $    --   $    --   $    --   $    --
Units Outstanding.......................................         --        --        --        --        --        --
Unit Value..............................................    $    --   $    --   $    --   $    --   $    --   $    --
Total Return............................................         --        --        --        --        --        --
Ratio of Net Investment Income to Average Net Assets....         --        --        --        --        --        --

SERIES V POLICIES (e)
Net Assets..............................................    $    --   $    --   $    --   $    --   $    --   $    --
Units Outstanding.......................................         --        --        --        --        --        --
Unit Value..............................................    $    --   $    --   $    --   $    --   $    --   $    --
Total Return............................................         --        --        --        --        --        --
Ratio of Net Investment Income to Average Net Assets....         --        --        --        --        --        --

Not all investment divisions are available under all policies.

Annualized percentages are shown for Ratio of Net Investment Income to Average Net Assets for all investment divisions in all periods.

(a) Expenses as a percent of average net assets are 1.40%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(b) Expenses as a percent of average net assets are 1.55%, excluding expenses of the underlying funds, policy service charges and charges for transferring funds between investment divisions.
(c) Expenses as a percent of average net assets are 1.60%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(d) Expenses as a percent of average net assets are 1.45%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(e) Expenses as a percent of average net assets are 1.85%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------

                                                                                     DREYFUS IP
                                                CALVERT                              TECHNOLOGY
          AMSOUTH                                SOCIAL                                GROWTH
          MID CAP                               BALANCED                          (INITIAL SHARES)
    -------------------   ----------------------------------------------------   -------------------
      2002       2001       2002       2001       2000       1999       1998       2002       2001
    ------------------------------------------------------------------------------------------------
    $     --   $     --   $ 23,139   $ 27,380   $ 26,540   $ 18,487   $ 10,047   $  4,790   $  3,197
          --         --      1,627      1,668      1,484        987        594        815        325
    $     --   $     --   $  14.22   $  16.41   $  17.89   $  18.72   $  16.92   $   5.88   $   9.84
          --         --     (13.4%)     (8.3%)     (4.5%)     10.7%      14.7%     (40.3%)     (1.6%)
          --         --       1.3%       2.5%                                       (1.4%)     (1.4%)

    $     --   $     --   $    111   $     98   $    103   $     --   $     --   $    156   $     23
          --         --         15         11         11         --         --         22          2
    $     --   $     --   $   7.42   $   8.57   $   9.36   $     --   $     --   $   7.18   $  12.03
          --         --     (13.5%)     (8.4%)     (6.4%)        --         --     (40.3%)     20.3%
          --         --       1.5%       2.0%                                       (1.6%)     (1.6%)

    $    826   $    515   $  3,779   $  1,957   $    177   $     --   $     --   $  2,060   $    587
         146         70        524        235         19         --         --        344         58
    $   5.66   $   7.38   $   7.21   $   8.34   $   9.10   $     --   $     --   $   5.98   $  10.03
      (23.2%)    (26.2%)    (13.5%)     (8.4%)     (9.0%)        --         --     (40.4%)      0.3%
       (1.6%)     (1.6%)      2.5%       5.7%                                       (1.6%)     (1.6%)

    $     --   $     --   $    352   $     --   $     --   $     --   $     --   $    367   $     --
          --         --         38         --         --         --         --         51         --
    $     --   $     --   $   9.23   $     --   $     --   $     --   $     --   $   7.16   $     --
          --         --      (7.7%)        --         --         --         --     (28.4%)        --
          --         --       8.8%         --                                       (1.5%)        --

    $     --   $     --   $      5   $     --   $     --   $     --   $     --   $     --   $     --
          --         --          1         --         --         --         --         --         --
    $     --   $     --   $  10.08   $     --   $     --   $     --   $     --   $     --   $     --
          --         --       0.8%         --         --         --         --         --         --
          --         --      22.7%         --                                          --         --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------

                                                                             FIDELITY
                                                                               VIP
                                                                          CONTRAFUND(R)
                                                                         (INITIAL CLASS)
                                                       ----------------------------------------------------
                                                         2002       2001       2000       1999       1998
                                                       ----------------------------------------------------
SERIES I POLICIES (a)
Net Assets.........................................    $238,091   $279,422   $319,564   $245,305   $117,113
Units Outstanding..................................      16,358     17,160     16,983     12,004      7,022
Unit Value.........................................    $  14.56   $  16.28   $  18.82   $  20.44   $  16.68
Total Return.......................................      (10.6%)    (13.5%)     (7.9%)     22.5%      28.2%
Ratio of Net Investment Income to Average Net
  Assets...........................................       (0.6%)     (0.6%)

SERIES II POLICIES (b)
Net Assets.........................................    $    981   $    883   $    452   $     --   $     --
Units Outstanding..................................         128        103         46         --         --
Unit Value.........................................    $   7.66   $   8.58   $   9.93   $     --   $     --
Total Return.......................................      (10.7%)    (13.6%)     (0.7%)        --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................       (0.8%)     (1.0%)

SERIES III POLICIES (c)
Net Assets.........................................    $ 19,347   $  9,054   $  1,410   $     --   $     --
Units Outstanding..................................       2,627      1,097        147         --         --
Unit Value.........................................    $   7.37   $   8.26   $   9.56   $     --   $     --
Total Return.......................................      (10.8%)    (13.6%)     (4.4%)        --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................       (1.0%)     (1.3%)

SERIES IV POLICIES (d)
Net Assets.........................................    $  3,664   $     --   $     --   $     --   $     --
Units Outstanding..................................         425         --         --         --         --
Unit Value.........................................    $   8.63   $     --   $     --   $     --   $     --
Total Return.......................................      (13.7%)        --         --         --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................       (1.5%)        --

SERIES V POLICIES (e)
Net Assets.........................................    $     53   $     --   $     --   $     --   $     --
Units Outstanding..................................           5         --         --         --         --
Unit Value.........................................    $  10.30   $     --   $     --   $     --   $     --
Total Return.......................................        3.0%         --         --         --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................       (1.9%)        --

Not all investment divisions are available under all policies.

Annualized percentages are shown for Ratio of Net Investment Income to Average Net Assets for all investment divisions in all periods.

(a) Expenses as a percent of average net assets are 1.40%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(b) Expenses as a percent of average net assets are 1.55%, excluding expenses of the underlying funds, policy service charges and charges for transferring funds between investment divisions.
(c) Expenses as a percent of average net assets are 1.60%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(d) Expenses as a percent of average net assets are 1.45%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(e) Expenses as a percent of average net assets are 1.85%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------

                          FIDELITY
                            VIP                                                JANUS ASPEN
                       EQUITY-INCOME                                              SERIES
                      (INITIAL CLASS)                                            BALANCED
    ----------------------------------------------------   ----------------------------------------------------
      2002       2001       2000       1999       1998       2002       2001       2000       1999       1998
    -----------------------------------------------------------------------------------------------------------
    $144,348   $175,541   $158,987   $123,982   $ 84,984   $534,854   $607,299   $598,090   $338,125   $104,735
      11,548     11,501      9,762      8,139      5,850     31,372     32,862     30,425     16,575      6,418
    $  12.50   $  15.26   $  16.29   $  15.23   $  14.53   $  17.05   $  18.48   $  19.66   $  20.40   $  16.32
      (18.1%)     (6.3%)      6.9%       4.9%      10.1%      (7.7%)     (6.0%)     (3.6%)     25.0%      32.4%
        0.3%       0.2%                                        1.0%       1.3%

    $    626   $    529   $    286   $     --   $     --   $  2,506   $  2,538   $  1,636   $     --   $     --
          77         53         27         --         --        283        264        160         --         --
    $   8.15   $   9.97   $  10.65   $     --   $     --   $   8.85   $   9.61   $  10.24   $     --   $     --
      (18.2%)     (6.4%)      6.5%         --         --      (7.9%)     (6.2%)      2.4%         --         --
          --      (0.3%)                                       0.9%       1.4%

    $ 20,493   $ 12,157   $    275   $     --   $     --   $ 54,824   $ 26,039   $  2,842   $     --   $     --
       2,552      1,237         26         --         --      6,575      2,875        294         --         --
    $   8.03   $   9.83   $  10.51   $     --   $     --   $   8.34   $   9.06   $   9.65   $     --   $     --
      (18.3%)     (6.5%)      5.1%         --         --      (7.9%)     (6.1%)     (3.5%)        --         --
       (0.3%)     (1.4%)                                       1.5%       2.4%

    $  2,204   $     --   $     --   $     --   $     --   $  8,129   $     --   $     --   $     --   $     --
         270         --         --         --         --        884         --         --         --         --
    $   8.15   $     --   $     --   $     --   $     --   $   9.19   $     --   $     --   $     --   $     --
      (18.5%)        --         --         --         --      (8.1%)        --         --         --         --
       (1.5%)        --                                        4.2%         --

    $     72   $     --   $     --   $     --   $     --   $     82   $     --   $     --   $     --   $     --
           9         --         --         --         --          9         --         --         --         --
    $   8.24   $     --   $     --   $     --   $     --   $   9.57   $     --   $     --   $     --   $     --
      (17.6%)        --         --         --         --      (4.3%)        --         --         --         --
       (1.9%)        --                                        3.2%         --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------

                                                                         JANUS ASPEN
                                                                            SERIES
                                                                          WORLDWIDE
                                                                            GROWTH
                                                     ----------------------------------------------------
                                                       2002       2001       2000       1999       1998
                                                     ----------------------------------------------------
SERIES I POLICIES (a)
Net Assets.........................................  $250,712   $385,523   $506,390   $329,694   $124,614
Units Outstanding..................................    20,859     23,563     23,672     12,816      7,855
Unit Value.........................................  $  12.02   $  16.36   $  21.39   $  25.73   $  15.86
Total Return.......................................    (26.5%)    (23.5%)    (16.8%)     62.2%      27.1%
Ratio of Net Investment Income to Average Net
  Assets...........................................     (0.5%)     (0.9%)

SERIES II POLICIES (b)
Net Assets.........................................  $  1,024   $  1,111   $  1,165   $     --   $     --
Units Outstanding..................................       199        159        127         --         --
Unit Value.........................................  $   5.13   $   7.00   $   9.16   $     --   $     --
Total Return.......................................    (26.6%)    (23.6%)     (8.4%)        --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................     (0.9%)     (1.1%)

SERIES III POLICIES (c)
Net Assets.........................................  $ 13,227   $ 11,124   $  2,806   $     --   $     --
Units Outstanding..................................     2,806      1,730        333         --         --
Unit Value.........................................  $   4.71   $   6.43   $   8.42   $     --   $     --
Total Return.......................................    (26.7%)    (23.6%)    (15.8%)        --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................     (0.6%)     (0.9%)

SERIES IV POLICIES (d)
Net Assets.........................................  $  2,078   $     --   $     --   $     --   $     --
Units Outstanding..................................       267         --         --         --         --
Unit Value.........................................  $   7.79   $     --   $     --   $     --   $     --
Total Return.......................................    (22.1%)        --         --         --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................      1.0%         --

SERIES V POLICIES (e)
Net Assets.........................................  $     --   $     --   $     --   $     --   $     --
Units Outstanding..................................        --         --         --         --         --
Unit Value.........................................  $   9.96   $     --   $     --   $     --   $     --
Total Return.......................................     (0.4%)        --         --         --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................        --         --

Not all investment divisions are available under all policies.

Annualized percentages are shown for Ratio of Net Investment Income to Average Net Assets for all investment divisions in all periods.

(a) Expenses as a percent of average net assets are 1.40%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(b) Expenses as a percent of average net assets are 1.55%, excluding expenses of the underlying funds, policy service charges and charges for transferring funds between investment divisions.
(c) Expenses as a percent of average net assets are 1.60%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(d) Expenses as a percent of average net assets are 1.45%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(e) Expenses as a percent of average net assets are 1.85%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------

                           MFS(R)
                         INVESTORS                                                MFS(R)
                           TRUST                                                 RESEARCH
                           SERIES                                                 SERIES
    ----------------------------------------------------   ----------------------------------------------------
      2002       2001       2000       1999       1998       2002       2001       2000       1999       1998
    -----------------------------------------------------------------------------------------------------------
    $ 22,189   $ 29,963   $ 29,503   $ 18,732   $  4,598   $ 29,511   $ 46,896   $ 50,417   $ 13,236   $  2,729
       3,138      3,303      2,695      1,685        435      4,107      4,857      4,054        999        252
    $   7.07   $   9.07   $  10.95   $  11.12   $  10.57   $   7.19   $   9.66   $  12.44   $  13.25   $  10.83
      (22.1%)    (17.2%)     (1.5%)      5.2%       5.7%     (25.6%)    (22.4%)     (6.2%)     22.3%       8.3%
       (0.8%)     (0.9%)                                      (1.1%)     (1.4%)

    $    260   $    231   $    102   $     --   $     --   $    270   $    376   $    586   $     --   $     --
          41         29         11         --         --         53         55         66         --         --
    $   6.28   $   8.07   $   9.75   $     --   $     --   $   5.10   $   6.87   $   8.86   $     --   $     --
      (22.2%)    (17.2%)     (2.5%)        --         --     (25.7%)    (22.5%)    (11.4%)        --         --
       (1.0%)     (1.2%)                                      (1.3%)     (1.5%)

    $  4,309   $  4,146   $    305   $     --   $     --   $  4,401   $  5,269   $  1,516   $     --   $     --
         698        522         32         --         --        900        801        179         --         --
    $   6.18   $   7.94   $   9.60   $     --   $     --   $   4.89   $   6.58   $   8.49   $     --   $     --
      (22.2%)    (17.3%)     (4.0%)        --         --     (25.7%)    (22.5%)    (15.1%)        --         --
       (1.1%)     (1.4%)                                      (1.3%)     (1.6%)

    $    463   $     --   $     --   $     --   $     --   $    357   $     --   $     --   $     --   $     --
          57         --         --         --         --         45         --         --         --         --
    $   8.14   $     --   $     --   $     --   $     --   $   7.89   $     --   $     --   $     --   $     --
      (18.6%)        --         --         --         --     (21.1%)        --         --         --         --
       (1.5%)        --                                       (1.5%)        --

    $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --
          --         --         --         --         --         --         --         --         --         --
    $     --   $     --   $     --   $     --   $     --   $   9.65   $     --   $     --   $     --   $     --
          --         --         --         --         --      (3.5%)        --         --         --         --
          --         --                                       (1.9%)        --


           MFS(R)
          UTILITIES
           SERIES
     -------------------
       2002       2001
     -------------------
     $    299   $    135
           45         15
     $   6.72   $   8.83
       (23.8%)    (11.7%)
         1.0%      (1.4%)
     $     10   $     --
            1         --
     $   7.93   $  10.43
       (23.9%)      4.3%
        (1.2%)     (1.6%)
     $    390   $    258
           62         31
     $   6.35   $   8.35
       (24.0%)    (16.5%)
         1.4%      (1.6%)
     $     41   $     --
            4         --
     $  10.18   $     --
         1.8%         --
        (1.5%)        --
     $     --   $     --
           --         --
     $     --   $     --
           --         --
           --         --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------

                                                            NEUBERGER
                                                             BERMAN
                                                               AMT                              T. ROWE PRICE
                                                             MID-CAP                                EQUITY
                                                             GROWTH                                 INCOME
                                                       -------------------   ----------------------------------------------------
                                                         2002       2001       2002       2001       2000       1999       1998
                                                       --------------------------------------------------------------------------
SERIES I POLICIES (a)
Net Assets.........................................    $  1,673   $    464   $ 89,634   $ 85,476   $ 42,484   $ 24,724   $ 10,082
Units Outstanding..................................         249         48      9,056      7,398      3,679      2,387        995
Unit Value.........................................    $   6.72   $   9.64   $   9.90   $  11.55   $  11.55   $  10.36   $  10.13
Total Return.......................................      (30.3%)     (3.6%)    (14.3%)        --      11.5%       2.3%       1.3%
Ratio of Net Investment Income to Average Net
  Assets...........................................       (1.4%)     (1.4%)      0.3%       0.2%

SERIES II POLICIES (b)
Net Assets.........................................    $     26   $      1   $  1,044   $    902   $    146   $     --   $     --
Units Outstanding..................................           4         --        110         81         13         --         --
Unit Value.........................................    $   6.94   $   9.98   $   9.47   $  11.07   $  11.08   $     --   $     --
Total Return.......................................      (30.4%)     (0.2%)    (14.5%)        --      10.8%         --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................       (1.6%)     (1.6%)      0.1%         --

SERIES III POLICIES (c)
Net Assets.........................................    $  1,192   $    184   $ 22,371   $  9,712   $     98   $     --   $     --
Units Outstanding..................................         171         18      2,412        895          9         --         --
Unit Value.........................................    $   6.99   $  10.05   $   9.27   $  10.85   $  10.86   $     --   $     --
Total Return.......................................      (30.5%)      0.5%     (14.5%)        --       8.6%         --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................       (1.6%)     (1.6%)      0.3%       0.3%

SERIES IV POLICIES (d)
Net Assets.........................................    $    156   $     --   $  3,453   $     --   $     --   $     --   $     --
Units Outstanding..................................          16         --        420         --         --         --         --
Unit Value.........................................    $   9.68   $     --   $   8.22   $     --   $     --   $     --   $     --
Total Return.......................................       (3.2%)        --     (17.8%)        --         --         --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................       (1.5%)        --       1.6%         --

SERIES V POLICIES (e)
Net Assets.........................................    $     --   $     --   $    117   $     --   $     --   $     --   $     --
Units Outstanding..................................          --         --         14         --         --         --         --
Unit Value.........................................    $   9.42   $     --   $   8.41   $     --   $     --   $     --   $     --
Total Return.......................................       (5.8%)        --     (15.9%)        --         --         --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................       (1.9%)        --       0.8%         --

Not all investment divisions are available under all policies.

Annualized percentages are shown for Ratio of Net Investment Income to Average Net Assets for all investment divisions in all periods.

(a) Expenses as a percent of average net assets are 1.40%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(b) Expenses as a percent of average net assets are 1.55%, excluding expenses of the underlying funds, policy service charges and charges for transferring funds between investment divisions.
(c) Expenses as a percent of average net assets are 1.60%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(d) Expenses as a percent of average net assets are 1.45%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(e) Expenses as a percent of average net assets are 1.85%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------

                        VAN ECK                                         VAN KAMPEN
                       WORLDWIDE                                            UIF
                         HARD                                        EMERGING MARKETS
                        ASSETS                                            EQUITY
    -----------------------------------------------   -----------------------------------------------
     2002      2001      2000      1999      1998      2002      2001      2000      1999      1998
    -------------------------------------------------------------------------------------------------
    $ 6,351   $ 3,510   $ 4,929   $ 2,066   $   424   $22,764   $25,016   $28,721   $23,677   $ 6,216
        714       378       469       216        53     3,213     3,172     3,358     1,659       841
    $  8.89   $  9.28   $ 10.51   $  9.57   $  8.02   $  7.09   $  7.89   $  8.55   $ 14.27   $  7.40
      (4.2%)   (11.7%)     9.9%     19.3%    (19.8%)   (10.2%)    (7.7%)   (40.1%)    93.0%    (25.2%)
      (0.9%)       --                                   (1.4%)    (1.4%)

    $    49   $    29   $    25   $    --   $    --   $   109   $ 5,828   $    38   $    --   $    --
          6         3         2        --        --        21     1,019         6        --        --
    $  8.83   $  9.24   $ 10.48   $    --   $    --   $  5.12   $  5.72   $  6.21   $    --   $    --
      (4.3%)   (11.8%)     4.8%        --        --    (10.4%)    (7.9%)   (37.9%)       --        --
      (1.3%)     2.2%                                   (1.6%)    (1.6%)

    $ 2,229   $   238   $    53   $    --   $    --   $ 2,432   $   594   $    54   $    --   $    --
        249        25         5        --        --       408        89         7        --        --
    $  8.96   $  9.37   $ 10.63   $    --   $    --   $  5.96   $  6.64   $  7.22   $    --   $    --
      (4.4%)   (11.9%)     6.3%        --        --    (10.3%)    (8.0%)   (27.8%)       --        --
      (1.4%)    (0.5%)                                  (1.6%)    (1.6%)

    $   326   $    --   $    --   $    --   $    --   $   456   $    --   $    --   $    --   $    --
         39        --        --        --        --        58        --        --        --        --
    $  8.42   $    --   $    --   $    --   $    --   $  7.88   $    --   $    --   $    --   $    --
     (15.8%)       --        --        --        --    (21.2%)       --        --        --        --
      (1.5%)       --                                   (1.5%)       --

    $    --   $    --   $    --   $    --   $    --   $    --   $    --   $    --   $    --   $    --
         --        --        --        --        --        --        --        --        --        --
    $    --   $    --   $    --   $    --   $    --   $    --   $    --   $    --   $    --   $    --
         --        --        --        --        --        --        --        --        --        --
         --        --                                      --        --

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------
To the Board of Directors of New York Life Insurance and
Annuity Corporation and the Variable Annuity Separate Account-III Policyowners:

In our opinion, the accompanying statement of assets and liabilities and the related statement of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the MainStay VP Bond, MainStay VP Capital Appreciation, MainStay VP Cash Management, MainStay VP Convertible, MainStay VP Equity Income, MainStay VP Government, MainStay VP Growth Equity, MainStay VP High Yield Corporate Bond, MainStay VP Indexed Equity, MainStay VP International Equity, MainStay VP Mid Cap Core, MainStay VP Mid Cap Growth, MainStay VP Small Cap Growth, MainStay VP Total Return, MainStay VP Value, MainStay VP American Century Income and Growth, MainStay VP Dreyfus Large Company Value, MainStay VP Eagle Asset Management Growth Equity, MainStay VP Lord Abbett Developing Growth, Alger American Small Capitalization, AmSouth Enhanced Market, AmSouth International Equity, AmSouth Large Cap, AmSouth Mid Cap, Calvert Social Balanced, Dreyfus IP Technology Growth (Initial Shares), Fidelity VIP Contrafund(R) (Initial Class), Fidelity VIP Equity-Income (Initial Class), Janus Aspen Series Balanced, Janus Aspen Series Worldwide Growth, MFS(R) Investors Trust Series (formerly, "MFS(R) Growth With Income Series"), MFS(R) Research Series, MFS(R) Utilities Series, Neuberger Berman AMT Mid-Cap Growth, T. Rowe Price Equity Income, Van Eck Worldwide Hard Assets and Van Kampen UIF Emerging Markets Equity (formerly, "Morgan Stanley UIF Emerging Markets Equity") Investment Divisions (constituting the NYLIAC Variable Annuity Separate Account-III) at December 31, 2002, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2002 by correspondence with the funds, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
February 20, 2003

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                              FINANCIAL STATEMENTS
                           DECEMBER 31, 2002 AND 2001

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                                 BALANCE SHEET

                                                                 DECEMBER 31,
                                                              ------------------
                                                               2002       2001
                                                              -------    -------
                                                                (IN MILLIONS)
ASSETS
Fixed maturities
  Available for sale, at fair value                           $24,515    $19,657
Equity securities
  Available for sale, at fair value                                70         95
Mortgage loans                                                  2,389      2,138
Policy loans                                                      577        575
Other investments                                                 739        917
                                                              -------    -------
     Total investments                                         28,290     23,382

Cash and cash equivalents                                       1,362        790
Deferred policy acquisition costs                               1,781      1,887
Interest in annuity contracts                                   2,958      2,512
Other assets                                                    1,440        518
Separate account assets                                         9,245     10,418
                                                              -------    -------
     Total assets                                             $45,076    $39,507
                                                              =======    =======
LIABILITIES AND STOCKHOLDER'S EQUITY
Policyholders' account balances                               $25,260    $20,949
Future policy benefits                                            967        678
Policy claims                                                     103        107
Obligations under structured settlement agreements              2,958      2,512
Other liabilities                                               3,280      2,177
Separate account liabilities                                    9,154     10,339
                                                              -------    -------
     Total liabilities                                         41,722     36,762
                                                              -------    -------

STOCKHOLDER'S EQUITY
Capital stock -- par value $10,000
  (20,000 shares authorized, 2,500 issued and outstanding)         25         25
Additional paid in capital                                        910        780
Accumulated other comprehensive income                            451        104
Retained earnings                                               1,968      1,836
                                                              -------    -------
     Total stockholder's equity                                 3,354      2,745
                                                              -------    -------
     Total liabilities and stockholder's equity               $45,076    $39,507
                                                              =======    =======

                See accompanying notes to financial statements.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                              STATEMENT OF INCOME

                                                               YEAR ENDED DECEMBER 31,
                                                              --------------------------
                                                               2002      2001      2000
                                                              ------    ------    ------
                                                                    (IN MILLIONS)
REVENUES
  Premiums                                                    $  144    $  235    $  144
  Fees -- universal life and annuity policies                    546       509       530
  Net investment income                                        1,647     1,452     1,315
  Net investment losses                                          (49)      (50)      (39)
  Other income                                                    16         9        10
                                                              ------    ------    ------
     Total revenues                                            2,304     2,155     1,960
                                                              ------    ------    ------
EXPENSES
  Interest credited to policyholders' account balances         1,280     1,133       971
  Policyholder benefits                                          305       354       330
  Operating expenses                                             554       536       503
                                                              ------    ------    ------
     Total expenses                                            2,139     2,023     1,804
                                                              ------    ------    ------
Income before income taxes and cumulative effect of a change in
  accounting principle                                           165       132       156
Income tax (benefit)/expense                                      (1)       31        53
                                                              ------    ------    ------
Income before cumulative effect of a change in accounting
  principle                                                      166       101       103
Cumulative effect of a change in accounting principle (net
  of income tax expense of $8 million)                            --        14        --
                                                              ------    ------    ------
NET INCOME                                                    $  166    $  115    $  103
                                                              ======    ======    ======

                See accompanying notes to financial statements.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                       STATEMENT OF STOCKHOLDER'S EQUITY
                   YEARS ENDED DECEMBER 31, 2002, 2001, 2000

                                                                                    ACCUMULATED
                                                         ADDITIONAL                    OTHER            TOTAL
                                              CAPITAL     PAID IN      RETAINED    COMPREHENSIVE    STOCKHOLDER'S
                                               STOCK      CAPITAL      EARNINGS    INCOME (LOSS)       EQUITY
                                              -------    ----------    --------    -------------    -------------
BALANCE AT JANUARY 1, 2000                      $25         $480        $1,618         $(191)          $1,932
Comprehensive income:
  Net income                                                               103                            103
     Other comprehensive income, net of tax:
       Unrealized investment gains, net of
          related offsets, reclassification
          adjustments and income taxes                                                   160              160
                                                                                                       ------
Total comprehensive income                                                                                263
                                                ---         ----        ------         -----           ------
BALANCE AT DECEMBER 31, 2000                     25          480         1,721           (31)           2,195
Comprehensive income:
  Net income                                                               115                            115
     Cumulative effect of a change in
       accounting principle, net of tax                                                   (2)              (2)
     Unrealized investment gains, net of
       related offsets, reclassification
       adjustments and income taxes                                                      137              137
                                                                                                       ------
  Other comprehensive income                                                                              135
                                                                                                       ------
Total comprehensive income                                                                                250
  Capital contribution                                       300                                          300
                                                ---         ----        ------         -----           ------
BALANCE AT DECEMBER 31, 2001                     25          780         1,836           104            2,745
Comprehensive income:
  Net income                                                               166                            166
     Unrealized investment gains, net of
       related offsets, reclassification
       adjustments and income taxes                                                      350              350
                                                                                                       ------
  Other comprehensive income                                                                              350
                                                                                                       ------
Total comprehensive income                                                                                516
  Capital contribution                                       130                                          130
  Transfer of Taiwan branch net assets to
     an affiliated company (See Note 12 --
     Related Party Transactions)                                           (34)           (3)             (37)
                                                ---         ----        ------         -----           ------
BALANCE AT DECEMBER 31, 2002                    $25         $910        $1,968         $ 451           $3,354
                                                ===         ====        ======         =====           ======

                See accompanying notes to financial statements.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                            STATEMENT OF CASH FLOWS

                                                                  YEAR ENDED DECEMBER 31,
                                                              --------------------------------
                                                                2002        2001        2000
                                                              --------    --------    --------
                                                                       (IN MILLIONS)
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income                                                  $    166    $    115    $    103
  Adjustments to reconcile net income to net cash provided
     by operating activities:
     Depreciation and amortization                                 (12)        (36)        (21)
     Net capitalization of deferred policy acquisition costs      (441)       (380)       (304)
     Annuity and universal life fees                              (257)       (227)       (233)
     Interest credited to policyholders' account balances        1,292       1,133         971
     Net investment losses                                          49          50          39
     Deferred income taxes                                          (1)         21          54
     Cumulative effect of a change in accounting principle          --         (14)         --
     (Increase) decrease in:
       Net separate accounts assets and liabilities                 --         (35)         22
       Other assets and other liabilities                          112          98         (64)
       Trading securities                                           29          --          --
     Increase (decrease) in:
       Policy claims                                                (4)         34           4
       Future policy benefits                                      170         186         147
                                                              --------    --------    --------
          NET CASH PROVIDED BY OPERATING ACTIVITIES              1,103         945         718
                                                              --------    --------    --------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Proceeds from:
     Sale of available for sale fixed maturities                24,951      28,757       8,161
     Maturity of available for sale fixed maturities             1,090       1,902       1,497
     Maturity of held to maturity fixed maturities                  --          --          73
     Sale of equity securities                                      38         109          74
     Repayment of mortgage loans                                   466         322         354
     Sale of other investments                                     206          58          65
  Cost of:
     Available for sale fixed maturities acquired              (30,915)    (33,811)    (11,031)
     Held to maturity fixed maturities acquired                     --          --         (17)
     Equity securities acquired                                    (66)       (112)       (113)
     Mortgage loans acquired                                      (791)       (469)       (439)
     Other investments acquired                                    (21)       (715)       (216)
  Policy loans (net)                                               (27)        (32)        (33)
  Increase (decrease) in loaned securities                         747          23         422
  Securities sold under agreements to repurchase (net)             514         153        (488)
                                                              --------    --------    --------
          NET CASH USED IN INVESTING ACTIVITIES                 (3,808)     (3,815)     (1,691)
                                                              --------    --------    --------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Policyholders' account balances:
     Deposits                                                    5,351       4,525       2,000
     Withdrawals                                                (1,501)     (1,396)     (1,026)
     Net transfers from (to) the separate accounts                (585)       (536)       (318)
  Transfer of Taiwan branch cash to an affiliated company         (116)         --          --
  Capital contribution received from parent                        130         300          --
                                                              --------    --------    --------
          NET CASH PROVIDED BY FINANCING ACTIVITIES              3,279       2,893         656
                                                              --------    --------    --------
  Effect of exchange rate changes on cash and cash
     equivalents                                                    (2)         --          (3)
                                                              --------    --------    --------
Net increase (decrease) in cash and cash equivalents               572          23        (320)
                                                              --------    --------    --------
Cash and cash equivalents, beginning of year                       790         767       1,087
                                                              --------    --------    --------
CASH AND CASH EQUIVALENTS, END OF YEAR                        $  1,362    $    790    $    767
                                                              ========    ========    ========

                See accompanying notes to financial statements.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                         NOTES TO FINANCIAL STATEMENTS

                        DECEMBER 31, 2002, 2001 AND 2000

NOTE 1 -- NATURE OF OPERATIONS

     New York Life Insurance and Annuity Corporation ("NYLIAC" or the "Company") is a direct, wholly owned subsidiary of New York Life Insurance Company ("New York Life"), domiciled in the State of Delaware. NYLIAC offers a wide variety of interest sensitive and variable insurance and annuity products to a large cross section of the insurance market. NYLIAC markets its products in all 50 of the United States, and the District of Columbia, primarily through its agency force with certain products also marketed through independent brokers and brokerage general agents. Prior to July 1, 2002, the Company also had marketed individual life insurance through its branch office and agency force in Taiwan. On July 1, 2002, the branch office was transferred to an affiliated company, as described in Note 12 -- Related Party Transactions.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION

     The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements of life insurance enterprises requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results may differ from estimates.

     Certain amounts in prior years have been reclassified to conform to the current year presentation. These reclassifications had no effect on net income or stockholder's equity as previously reported.

INVESTMENTS

     Fixed maturity investments classified as available for sale are reported at fair value. Unrealized gains and losses on available for sale securities are reported in other comprehensive income, net of deferred taxes and certain deferred acquisition cost and policyholder account balance offsets. Significant changes in future anticipated cash flows on mortgage and asset-backed securities from the original purchase assumptions are accounted for using the retrospective adjustment method.

     Equity securities are carried at fair value. For equity securities classified as available for sale, unrealized gains and losses are reflected in other comprehensive income, net of deferred taxes and certain deferred acquisition cost and policyholder account balance offsets.

     The cost basis of fixed maturities and equity securities are adjusted for impairments in value deemed to be other than temporary, with the associated realized loss reported in net investment gains and losses in the accompanying Statement of Income. Factors considered in evaluating whether a decline in value is other than temporary include: 1) whether the decline is substantial; 2) the Company's ability and intent to retain the investment for the period of time sufficient to allow for an anticipated recovery in value; 3) the duration and extent to which the fair value has been less than cost; and 4) the financial condition and near-term prospects of the issuer.

     Mortgage loans on real estate are carried at unpaid principal balance, net of discount/premium and valuation allowances, and are secured. Specific valuation allowances are established for the excess carrying value of the mortgage loan over its estimated fair value, when it is probable that, based on current information and events, the company will be unable to collect all amounts due under the contractual terms of the loan agreement. These specific valuation allowances are based upon the present value of expected future cash flows discounted at the loan's original effective interest rate or the fair value of the collateral. The Company also has a general valuation allowance for estimated future credit losses on currently performing mortgages. The general valuation allowance is based on historical loss experience for the mortgage loan portfolio.

     Policy loans are stated at the aggregate balance due, which approximates fair value since loans on policies have no defined maturity date and reduce amounts payable at death or surrender.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

INVESTMENTS -- (CONTINUED)

     Other investments consist primarily of investments in limited partnerships and limited liability companies, investment real estate and derivatives. Limited partnerships and limited liability companies are carried on the equity method of accounting. Investment real estate, which NYLIAC has the intent to hold for the production of income, is carried at depreciated cost net of write-downs for other than temporary declines in fair value. Properties held for sale are carried at the lower of cost or fair value less estimated selling costs. Derivative financial instruments are accounted for at fair value. The treatment of changes in the fair value of derivatives depends on the character of the transaction, including whether it has been designated and qualifies as part of a hedging relationship, as discussed in Note 10 -- Derivative Financial Instruments and Risk Management.

     Cash equivalents include investments that have original maturities of three months or less at date of purchase and are carried at amortized cost, which approximates fair value.

     Short-term investments that have maturities between three and twelve months at date of purchase are included in fixed maturities on the accompanying Balance Sheet and are carried at amortized cost, which approximates fair value.

     Net investment gains (losses) on sales are computed using the specific identification method.

DEFERRED POLICY ACQUISITION COSTS

     The costs of acquiring new and maintaining renewal business and certain costs of issuing policies that vary with and are primarily related to the production of new and renewal business have been deferred and recorded as an asset in the accompanying Balance Sheet. These consist primarily of commissions, certain expenses of underwriting and issuing contracts, and certain agency expenses.

     Acquisition costs for annuity and universal life contracts are amortized in proportion to estimated gross profits over the effective life of the contracts, which is assumed to be 25 years for universal life contracts and 15 years for annuities. Changes in assumptions are reflected in the current year's amortization. The carrying amount of the deferred policy acquisition cost asset is adjusted at each balance sheet date as if the unrealized gains or losses on investments associated with these insurance contracts had been realized and included in the gross profits used to determine current period amortization. The increase or decrease in the deferred policy acquisition cost asset due to unrealized gains or losses is recorded in other comprehensive income.

POLICYHOLDERS' ACCOUNT BALANCES

     Policyholders' account balances on annuity and universal life contracts are equal to cumulative deposits plus interest credited less withdrawals and mortality and expense charges. This liability also includes a liability for amounts that have been assessed to compensate the insurer for services to be performed over future periods.

RECOGNITION OF INCOME AND RELATED EXPENSES

     Amounts received under annuity and universal life contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of amounts assessed during the period for mortality and expense risk, policy administration and surrender charges. Amounts previously assessed to compensate the Company for services to be performed over future periods are deferred and recognized into income in the period benefited using the same assumptions and factors used to amortize deferred policy acquisition costs. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholders' account balances.

     Premiums from whole life and term policies are recognized as income when due. The associated benefits and expenses are matched with income so as to result in the recognition of profits over the life of the contracts. This is accomplished by providing for liabilities for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

FEDERAL INCOME TAXES

     NYLIAC is a member of a group that files a consolidated federal income tax return with New York Life. The consolidated income tax provision or benefit is allocated among the members of the group in accordance with a tax allocation agreement. The tax allocation agreement provides that NYLIAC is allocated its share of the consolidated tax provision or benefit determined generally on a separate company basis. Current federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year and any adjustments to such estimates from prior years. Deferred income tax assets and liabilities are recognized for the future tax consequence of temporary differences between financial statement carrying amounts and income tax bases of assets and liabilities.

SEPARATE ACCOUNTS

     NYLIAC has established non-guaranteed, guaranteed and registered separate accounts with varying investment objectives, which are segregated from NYLIAC's general account, and are maintained for the benefit of separate account policyholders and NYLIAC. Separate account assets are stated at fair value. The liability for separate accounts represents policyholders' interests in the separate account assets. For its separate accounts funding variable life and annuity products, these liabilities include accumulated net investment income and realized and unrealized gains and losses on those assets, and generally reflect fair value. For its guaranteed, non-registered separate account, the liability includes interest credited to the policies.

FAIR VALUES OF FINANCIAL INSTRUMENTS

     Fair values of various assets and liabilities are included throughout the notes to the financial statements. Specifically, fair value disclosure of fixed maturities, short-term investments, cash equivalents, equity securities and mortgage loans are reported in Note 2 -- Significant Accounting Policies and
Note 3 -- Investments. Fair values of policyholders' account balances are reported in Note 5 -- Insurance Liabilities. Fair values of repurchase agreements are included in Note 11 -- Commitments and Contingencies.

CONTINGENCIES

     Amounts related to contingencies are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, includes these costs in the accrual.

BUSINESS RISKS AND UNCERTAINTIES

     The Company's investment portfolio consists principally of fixed income securities as well as mortgage loans, policy loans, limited partnerships, and preferred and common stocks. The fair value of the Company's investments varies depending on economic and market conditions and the interest rate environment. For example, if interest rates rise, the securities in the Company's fixed-income portfolio generally will decrease in value. If interest rates decline, the securities in the fixed-income portfolio generally will increase in value.

     For various reasons, the Company may, from time to time, be required to sell certain investments at a price and a time when their fair value is less than their book value. In addition, mortgage loans, many of which have balloon payment maturities, are generally illiquid and carry a greater risk of investment losses than investment grade fixed maturities. Furthermore, in periods of declining interest rates, bond calls and mortgage prepayments generally increase, resulting in reinvestment at then current market rates.

     Changes in interest rates can have significant effects on the Company's profitability. Under certain circumstances of interest rate volatility, the Company is exposed to disintermediation risk and reduction in net interest spread or profit margins. The fair value of the Company's invested assets fluctuates depending on market and other general economic conditions and the interest rate environment. In addition, mortgage prepayments, life insurance and annuity surrenders and bond calls are affected by interest rate fluctuations. Although management of the Company employs a number of asset/liability management strategies to

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

BUSINESS RISKS AND UNCERTAINTIES -- (CONTINUED)

minimize the effects of interest rate volatility, no assurance can be given that it will be successful in managing the effects of such volatility and that such volatility will not have a material adverse impact on the Company's financial condition and results of operation.

     Although the federal government does not directly regulate the business of insurance, federal legislation and administrative policies in several areas, including financial services regulation and federal taxation, can significantly and adversely affect the insurance industry and the Company. The Company is unable to predict whether any of these changes will be made, whether any such administrative or legislative proposals will be adopted in the future, or the effect, if any, any such proposals would have on the Company.

     The development of policy reserves and deferred policy acquisition costs for NYLIAC's products requires management to make estimates and assumptions regarding mortality, morbidity, lapse, expense and investment experience. Such estimates are primarily based on historical experience and future expectations of mortality, morbidity, expense, persistency and investment assumptions. Actual results could differ from those estimates. Management monitors actual experience, and where circumstances warrant, revises its assumptions and the related estimates for policy reserves and deferred policy acquisition costs.

     NYLIAC issues certain variable products with various types of guaranteed minimum death benefit features. NYLIAC currently reserves for expected payments resulting from these features. NYLIAC bears the risk that payments may be higher than expected as a result of significant, sustained downturns in the stock market. The Company also bears the risk that additional reserves may be required if partial surrender activity increases significantly during the period when account values are less than guaranteed amounts.

     As a subsidiary of a mutual life insurance company, the Company is subject to a tax on its equity base ("EBT"). The EBT has been suspended for 3 years beginning with the 2001 tax year (see Note 8 -- Federal Income Taxes). As a result of the suspension, in 2002 the Company released the prior accrual held for the EBT. In the absence of legislation extending the suspension or eliminating this tax, the Company would be subject to this tax beginning in 2004. There can be no assurance whether or when any such legislation will be enacted or what impact a failure to extend the suspension or eliminate the tax would have on the Company's tax liability.

RECENT ACCOUNTING PRONOUNCEMENTS

     Effective January 1, 2001, NYLIAC adopted Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities," ("SFAS 133") as amended by Statement of Financial Accounting Standards No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities -- an Amendment to FASB Statement No. 133," ("SFAS 138"). SFAS 133 and SFAS 138 established new accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities. SFAS 133 requires that all derivatives be recorded on the balance sheet at their fair value. The treatment of changes in the fair value of derivatives depends on the character of the transaction, including whether it has been designated and qualifies as part of a hedging relationship, as discussed in Note 10. The cumulative effect of the adoption of SFAS 133 and SFAS 138, as of January 1, 2001, resulted in a $14 million decrease in other comprehensive income with a corresponding increase of $14 million in net income, net of taxes. Upon its adoption of SFAS No.133, NYLIAC reclassified $646 million of held-to-maturity securities as available-for-sale. This reclassification resulted in an after-tax cumulative effect adjustment of $12 million increasing other comprehensive income, representing the after-tax unrealized gain on these securities at January 1, 2001. The net impact on other comprehensive income of these adjustments was a decrease of $2 million, after tax.

NOTE 3 -- INVESTMENTS

FIXED MATURITIES

     For publicly traded fixed maturities, estimated fair value is determined using quoted market prices. For fixed maturities without a readily ascertainable fair value, the Company has determined an estimated fair value using either a discounted cash flow approach, broker dealer quotations or management's pricing model.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

FIXED MATURITIES -- (CONTINUED)

     At December 31, 2002 and 2001, the maturity distribution of fixed maturities was as follows (in millions). Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                              2002                       2001
                                                     -----------------------    -----------------------
                                                     AMORTIZED    ESTIMATED     AMORTIZED    ESTIMATED
AVAILABLE FOR SALE                                     COST       FAIR VALUE      COST       FAIR VALUE
------------------                                   ---------    ----------    ---------    ----------
Due in one year or less                               $   607      $   616       $   628      $   639
Due after one year through five years                   4,211        4,411         3,736        3,838
Due after five years through ten years                  6,709        7,088         5,060        5,088
Due after ten years                                     3,090        3,289         3,267        3,277
Mortgage and asset-backed securities:
  U.S. Government or U.S. Government agency             1,398        1,503         1,047        1,085
  Other mortgage-backed securities                      5,119        5,434         4,337        4,415
  Other asset-backed securities                         2,102        2,174         1,307        1,315
                                                      -------      -------       -------      -------
     Total Available for Sale                         $23,236      $24,515       $19,382      $19,657
                                                      =======      =======       =======      =======

     At December 31, 2002 and 2001, the distribution of gross unrealized gains and losses on investments in fixed maturities was as follows (in millions):

                                                                           2002
                                                    ---------------------------------------------------
                                                    AMORTIZED    UNREALIZED    UNREALIZED    ESTIMATED
AVAILABLE FOR SALE                                    COST         GAINS         LOSSES      FAIR VALUE
------------------                                  ---------    ----------    ----------    ----------
U.S. Treasury and U.S. Government
  corporations and agencies                          $ 1,022       $   48         $  1        $ 1,069
U.S. agencies, state and municipal                       376           58           --            434
Foreign governments                                      105           11           --            116
Corporate                                             14,512        1,025          249         15,288
Other mortgage-backed securities                       5,119          316            1          5,434
Other asset-backed securities                          2,102           94           22          2,174
                                                     -------       ------         ----        -------
     Total Available for Sale                        $23,236       $1,552         $273        $24,515
                                                     =======       ======         ====        =======

                                                                           2001
                                                    ---------------------------------------------------
                                                    AMORTIZED    UNREALIZED    UNREALIZED    ESTIMATED
AVAILABLE FOR SALE                                    COST         GAINS         LOSSES      FAIR VALUE
------------------                                  ---------    ----------    ----------    ----------
U.S. Treasury and U.S. Government
  corporations and agencies                          $   773        $ 22          $  4        $   791
U.S. agencies, state and municipal                       274          20            --            294
Foreign governments                                      110           3             1            112
Corporate                                             12,581         380           231         12,730
Other mortgage-backed securities                       4,337         100            22          4,415
Other asset-backed securities                          1,307          30            22          1,315
                                                     -------        ----          ----        -------
     Total Available for Sale                        $19,382        $555          $280        $19,657
                                                     =======        ====          ====        =======

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

EQUITY SECURITIES

     Estimated fair value of equity securities has been determined using quoted market prices for publicly traded securities and a matrix pricing model for private placement securities. At December 31, 2002 and 2001, the distribution of gross unrealized gains and losses on equity securities was as follows (in millions):

                  UNREALIZED    UNREALIZED    ESTIMATED
          COST      GAINS         LOSSES      FAIR VALUE
          ----    ----------    ----------    ----------
  2002    $ 81      $  --          $11           $70
  2001    $103      $   6          $14           $95

MORTGAGE LOANS

     NYLIAC's mortgage loans are diversified by property type, location and borrower, and are collateralized by the related property.

     The fair value of the mortgage loan portfolio at December 31, 2002 and 2001 is estimated to be $2,614 million and $2,227 million, respectively. Fair value is determined by discounting the projected cash flows for each loan to determine the current net present value. The discount rate used approximates the current rate for new mortgages with comparable characteristics and similar remaining maturities.

     At December 31, 2002 and 2001, contractual commitments to extend credit under commercial and residential mortgage loan agreements amounted to $60 million and $27 million at fixed and floating interest rates ranging from 3.7% to 8.5% and from 6.6% to 8.5%, respectively. These commitments are diversified by property type and geographic region.

     NYLIAC accrues interest income on problem loans to the extent it is deemed collectible and the loan continues to perform under its original or restructured contractual terms. Interest income on impaired loans is recognized on a cash basis. Cash payments on loans in the process of foreclosure are treated as a return of principal.

     At December 31, 2002 and 2001, the distribution of the mortgage loan portfolio by property type and geographic region was as follows (in millions):

                                           2002                 2001
                                     -----------------    -----------------
                                     CARRYING    % OF     CARRYING    % OF
                                      VALUE      TOTAL     VALUE      TOTAL
                                     --------    -----    --------    -----
Property Type:
  Office buildings                    $  855      35.8%    $  776      36.3%
  Retail                                 397      16.6%       394      18.4%
  Apartment buildings                    258      10.8%       194       9.1%
  Residential                            604      25.3%       494      23.1%
  Other                                  275      11.5%       280      13.1%
                                      ------     -----     ------     -----
     Total                            $2,389     100.0%    $2,138     100.0%
                                      ======     =====     ======     =====
Geographic Region:
  Central                             $  606      25.4%    $  573      26.8%
  Pacific                                474      19.8%       329      15.4%
  Middle Atlantic                        486      20.3%       469      21.9%
  South Atlantic                         654      27.4%       528      24.7%
  New England                            169       7.1%       170       8.0%
  Other                                   --        --         69       3.2%
                                      ------     -----     ------     -----
     Total                            $2,389     100.0%    $2,138     100.0%
                                      ======     =====     ======     =====

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

OTHER INVESTMENTS

     The components of other investments as of December 31, 2002 and 2001 were as follows (in millions):

                                                           2002    2001
                                                           ----    ----
Limited liability company                                  $675    $873
Limited partnerships                                         17      14
Real estate                                                  17      18
Derivatives                                                  26       4
Other                                                         4       8
                                                           ----    ----
     Total other investments                               $739    $917
                                                           ====    ====

     Accumulated depreciation on real estate at both December 31, 2002 and 2001 was $5 million. Depreciation expense totaled $1 million for each year ended December 31, 2002, 2001 and 2000.

RESTRICTED ASSETS AND SPECIAL DEPOSITS

     Assets of $3 million and $14 million at December 31, 2002 and 2001, respectively, were on deposit with Governmental authorities or trustees as required by certain insurance laws and are included in available for sale fixed maturities on the accompanying Balance Sheet.

NOTE 4 -- INVESTMENT INCOME AND CAPITAL GAINS AND LOSSES

     The components of net investment income for the years ended December 31, 2002, 2001 and 2000, were as follows (in millions):

                                              2002      2001      2000
                                             ------    ------    ------
Fixed maturities                             $1,448    $1,238    $1,121
Equity securities                                 3         6         7
Mortgage loans                                  170       155       147
Policy loans                                     45        47        46
Other investments                                30        45        26
                                             ------    ------    ------
  Gross investment income                     1,696     1,491     1,347
Investment expenses                             (49)      (39)      (32)
                                             ------    ------    ------
     Net investment income                   $1,647    $1,452    $1,315
                                             ======    ======    ======

     For the years ended December 31, 2002, 2001 and 2000, investment gains (losses) computed under the specific identification method were as follows (in millions):

                                               2002                           2001                           2000
                                     -------------------------      -------------------------      -------------------------
                                     GAINS              LOSSES      GAINS              LOSSES      GAINS              LOSSES
                                     -----              ------      -----              ------      -----              ------
REALIZED GAINS (LOSSES):
Fixed maturities                     $192               $(236)      $163               $(217)      $ 80               $(157)
Equity securities                       8                  (8)        11                  (9)        17                  (7)
Mortgage loans                          1                  (1)        --                  (1)         8                  (1)
Derivative instruments                  1                  (4)         1                  (7)        --                  --
Other investments                      --                  (2)        10                  (1)        25                  (4)
                                     ----               -----       ----               -----       ----               -----
     Subtotal                        $202               $(251)      $185               $(235)      $130               $(169)
                                     ====               =====       ====               =====       ====               =====
Total net investment losses                    $(49)                          $(50)                          $(39)
                                               ====                           ====                           ====

     The table above includes other than temporary impairment losses for fixed maturities of $70 million, $33 million and $7 million for the years ended December 31, 2002, 2001 and 2000, respectively. For the three years ended December 31, 2002 there were no other than temporary impairment losses for equity securities.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 4 -- INVESTMENT INCOME AND CAPITAL GAINS AND LOSSES -- (CONTINUED)

     On April 1, 2002 the Company transferred the convertible bond and preferred stock portfolios from available for sale into the trading category. The net gain released from unrealized gains in other comprehensive income and reflected in net investment losses in the accompanying Statement of Income at the date of transfer amounted to $3 million. The trading portfolio was subsequently sold during 2002.

NET UNREALIZED INVESTMENT GAINS (LOSSES)

     Net unrealized investment gains (losses) on available for sale investments are included in the accompanying Balance Sheet as a component of "Accumulated other comprehensive income". Changes in these amounts include reclassification adjustments for prior period unrealized gains (losses) that have been recognized as realized gains (losses) during the current year and are included in the accompanying Statement of Income. The amounts for the years ended December 31, 2002, 2001 and 2000 are as follows (in millions):

                                                         2002    2001    2000
                                                         ----    ----    -----
Net unrealized investment gains (losses), beginning of
  the year                                               $104    $(31)   $(191)
                                                         ----    ----    -----
Cumulative effect of a change in accounting principle      --      (2)      --
                                                         ----    ----    -----
Changes in net unrealized investment gains attributable
  to:
  Investments:
     Net unrealized investment gains arising during the
       period                                             663     172      220
     Less: Reclassification adjustments for gains
       (losses) included in net income                      9     (64)     (41)
                                                         ----    ----    -----
     Change in net unrealized investment gains, net of
       adjustments                                        654     236      261
Impact of net unrealized investment gains (losses) on:
     Policyholders' account balance                       (15)     --       (3)
     Deferred policy acquisition costs                   (289)    (99)     (98)
                                                         ----    ----    -----
Change in net unrealized investment gains (losses)        350     137      160
                                                         ----    ----    -----
Transfer of Taiwan branch to an affiliated company         (3)     --       --
                                                         ----    ----    -----
Net unrealized investment gains (losses), end of year    $451    $104    $ (31)
                                                         ====    ====    =====

     Net unrealized gains on investments arising during the periods reported in the preceding table are net of income tax expense of $357 million, $93 million and $118 million for the years ended December 31, 2002, 2001 and 2000, respectively.

     Reclassification adjustments reported in the preceding table for the years ended December 31, 2002, 2001 and 2000 are net of income tax expense (benefit) of $5 million, ($34) million and $(22) million, respectively.

     Policyholders' account balance reported in the preceding table are net of income tax benefit of $8 million and $2 million for the years ended December 31, 2002 and 2000, respectively.

     Deferred policy acquisition costs in the preceding table for the years ended December 31, 2002, 2001 and 2000 are net of income tax benefit of $156 million, $53 million and $53 million, respectively.

     On July 1, 2002, the cumulative unrealized gain associated with the Taiwan branch was transferred to an affiliated company as described in Note
12 -- Related Party Transactions.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 5 -- INSURANCE LIABILITIES

     NYLIAC's investment contracts are primarily deferred annuities. The carrying value, which approximates fair value, of NYLIAC's liabilities for deferred annuities at December 31, 2002 and 2001, was $13,319 million and $10,247 million, respectively, and are included in policyholders' account balances in the accompanying Balance Sheet.

     The cumulative guaranteed minimum death benefit reserve at December 31, 2002 and 2001 was $55 million and $21 million, respectively, and is included in future policy benefits in the accompanying Balance Sheet.

NOTE 6 -- SEPARATE ACCOUNTS

     NYLIAC maintains non-guaranteed, separate accounts for its variable deferred annuity and variable life products, several of which are registered with the Securities and Exchange Commission ("SEC"). NYLIAC maintains investments in the registered separate accounts of $52 million and $67 million at December 31, 2002 and 2001, respectively. The assets of the separate accounts, which are carried at fair value, represent investments in shares of the New York Life sponsored MainStay VP Series Fund and other non-proprietary funds.

     NYLIAC also maintains a guaranteed separate account for universal life insurance policies. This account provides a minimum guaranteed interest rate with a fair value adjustment imposed upon certain surrenders. The assets of this separate account, which are carried at fair value, primarily represent investments in investment grade corporate bonds and mortgage-backed securities.

NOTE 7 -- DEFERRED POLICY ACQUISITION COSTS

     An analysis of deferred policy acquisition costs ("DAC") for the years ended December 31, 2002, 2001 and 2000 was as follows (in millions):

                                                              2002      2001      2000
                                                             ------    ------    ------
Balance at beginning of year                                 $1,887    $1,660    $1,507
  Current year additions                                        630       558       444
  Amortized during year                                        (189)     (179)     (140)
  Adjustment for change in unrealized investment gains         (445)     (152)     (151)
  Transfer of Taiwan branch to an affiliated company           (102)       --        --
                                                             ------    ------    ------
Balance at end of year                                       $1,781    $1,887    $1,660
                                                             ======    ======    ======

     On July 1, 2002, deferred policy acquisition costs associated with the Taiwan branch were transferred to an affiliated company, as described in Note 12 -- Related Party Transactions.

NOTE 8 -- FEDERAL INCOME TAXES

     A summary of income tax expense included in the accompanying Statement of Income is as follows (in millions):

                                                             2002    2001    2000
                                                             ----    ----    ----
Current:
  Federal                                                    $(1)    $ 8     $(3)
  State and local                                              1       2       2
                                                             ---     ---     ---
                                                              --      10      (1)
Deferred:
  Federal                                                     (1)     21      54
                                                             ---     ---     ---
Income tax (benefit)/expense                                 $(1)    $31     $53
                                                             ===     ===     ===

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 8 -- FEDERAL INCOME TAXES -- (CONTINUED)

     The components of the net deferred tax liability as of December 31, 2002 and 2001 were as follows (in millions):

                                                              2002    2001
                                                              ----    ----
Deferred tax assets:
  Future policyholder benefits                                $427    $358
  Employee and agents benefits                                  58      57
                                                              ----    ----
     Deferred tax assets                                       485     415
                                                              ====    ====
Deferred tax liabilities:
  Deferred policy acquisition costs                            608     513
  Investments                                                  194      63
  Other                                                         46      26
                                                              ----    ----
     Deferred tax liabilities                                  848     602
                                                              ----    ----
       Net deferred tax liability                             $363    $187
                                                              ====    ====

     Set forth below is a reconciliation of the federal income tax rate to the effective tax rate for 2002, 2001 and 2000:

                                                          2002     2001     2000
                                                          -----    -----    ----
Statutory federal income tax rate                          35.0%    35.0%   35.0%
Current year equity base tax                                 --     12.5    13.6
True down of prior year equity base tax                   (22.9)   (20.1)   (9.2)
Tax exempt income                                          (6.0)    (4.9)   (4.2)
Foreign branch termination                                 (3.8)      --      --
Other                                                      (2.9)     0.9    (1.2)
                                                          -----    -----    ----
Effective tax rate                                         (0.6)%   23.4%   34.0%
                                                          =====    =====    ====

     NYLIAC's federal income tax returns are routinely examined by the IRS and provisions are made in the financial statements in anticipation of the results of these audits. The IRS has completed audits through 1998. There were no material effects on NYLIAC's results of operations as a result of these audits. NYLIAC believes that its recorded income tax liabilities are adequate for all open years.

     In March 2002, the Job Creation and Worker Assistance Act of 2002 was passed to provide tax relief and stimulate the economy. This act suspends the Company's equity base tax for the three year period beginning 2001. The Company accrued $17 million in the equity base tax in 2001 prior to passage of this legislation. This amount has been released in 2002 and is reflected as an adjustment to current income tax (benefit) expense in 2002 in the accompanying Statement of Income.

NOTE 9 -- REINSURANCE

     NYLIAC enters into reinsurance agreements in the normal course of its insurance business to reduce overall risk. NYLIAC remains liable for reinsurance ceded if the reinsurer fails to meet its obligation on the business it has assumed. NYLIAC evaluates the financial condition of its reinsurers to minimize its exposure to significant losses from reinsurer insolvencies.

     NYLIAC has entered into cession reinsurance agreements on both a coinsurance basis and on a yearly renewable term basis with affiliated and non-affiliated companies. The total amount of ceded premiums included in the accompanying Statement of Income was $81 million, $2 million and $2 million at December 31, 2002, 2001 and 2000, respectively, and includes ceded premiums associated with the transfer of the Taiwan branch as described in Note
12 -- Related Party Transactions.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 10 -- DERIVATIVE FINANCIAL INSTRUMENTS AND RISK MANAGEMENT

     NYLIAC uses derivative financial instruments to manage interest rate, currency, commodity and market risk. These derivative financial instruments include corridor option contracts, interest rate swaps, interest rate floor and currency swaps. The Company does not engage in derivative financial instrument transactions for speculative purposes.

     NYLIAC deals with highly rated counter-parties and does not expect the counter-parties to fail to meet their obligations under the contracts. NYLIAC has controls in place to monitor credit exposures by limiting transactions with specific counter-parties within specified dollar limits and assessing the future creditworthiness of counter-parties. NYLIAC uses master netting agreements and adjusts transaction levels, when appropriate, to minimize risk.

     To qualify as a hedge, the hedge relationship is designated and formally documented at inception detailing the particular risk management objective and strategy for the hedge which includes the item and risk that is being hedged, the derivative that is being used, as well as how effectiveness is being assessed. A derivative must be highly effective in accomplishing the objective of offsetting either changes in fair value or cash flows for the risk being hedged. NYLIAC formally measures effectiveness of its hedging relationships both at the hedge inception and on an ongoing basis in accordance with its risk management policy. For cash flow hedges of interest rate risk, NYLIAC uses either qualitative assessment, if appropriate, or regression analysis to assess hedge effectiveness to changes in the benchmark interest rate. The change in variable cashflows method is used to measure hedge ineffectiveness when appropriate. NYLIAC does not have any fair value hedges at December 31, 2002 and 2001. NYLIAC will discontinue hedge accounting prospectively if: (i) it is determined that the derivative is no longer effective in offsetting changes in the fair value or cash flows of a hedged item; (ii) the derivative expires or is sold, terminated, or exercised; (iii) the derivative is de-designated as a hedge instrument; (iv) it is probable that the forecasted transaction will not occur; or (v) management determines that designation of the derivative as a hedge instrument is no longer appropriate.

     For cash flow hedges, in which derivatives hedge the variability of cash flows related to variable rate available for sale securities, the accounting treatment depends on the effectiveness of the hedge. To the extent these derivatives are effective in offsetting the variability of the hedged cash flows, changes in the derivatives' fair value will not be included in current earnings but are reported as changes in other comprehensive income. These changes in fair value will be included in earnings of future periods when earnings are also affected by the variability of the hedged cash flows. To the extent these derivatives are not effective, changes in their fair values are immediately included in earnings in net investment gains (losses). During 2002, there was no hedge ineffectiveness recognized in net investment gains (losses) related to cash flow hedges. The assessment of hedge effectiveness for cash flow hedges of interest rate risk excludes amounts relating to risks other than exposure to the benchmark interest rate. There were no cashflow hedges of forecasted transactions as of December 31, 2002 and 2001. The estimated amount of existing gains and losses that are reported in other comprehensive income at December 31, 2002 related to periodic interest payments on assets and liabilities being hedged that is expected to be reclassified into earnings within the next 12 months is $7 million.

     NYLIAC may enter into contracts that are not themselves derivative instruments but contain embedded derivatives. For each contract, NYLIAC assesses whether the economic characteristics of the embedded derivative are clearly and closely related to those of the host contract and determines whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is separated from the host contract and accounted for as a stand-alone derivative. Such embedded derivatives are recorded on the accompanying Balance Sheet at fair value and changes in their fair value are recorded currently in net investment gains or losses. If NYLIAC is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the accompanying Balance Sheet at fair value. As of December 31, 2002 and 2001, there were no such embedded derivatives that could not be separated from their host contracts.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 11 -- COMMITMENTS AND CONTINGENCIES

LITIGATION

     The Company is a defendant in individual suits arising from its agency sales force, insurance (including variable contracts registered under the federal securities law), investment, retail securities, and/or other operations, including actions involving retail sales practices. Most of these actions seek substantial or unspecified compensatory and punitive damages. The Company is also from time to time involved in various governmental, administrative, and investigative proceedings and inquiries.

     Notwithstanding the uncertain nature of litigation and regulatory inquiries, the outcome of which cannot be predicted, the Company believes that, after provisions made in the financial statements, the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on the Company's financial position; however, it is possible that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on the Company's operating results for a given year.

ASSESSMENTS

     Most of the jurisdictions in which the Company is licensed to transact business, require life insurers to participate in guaranty associations which are organized to pay contractual benefits pursuant to insurance policies issued by impaired, insolvent or failed life insurers. These associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the proportionate share of the premiums written by member insurers in the line of business in which the impaired, insolvent or failed life insurer is engaged. Some states permit member insurers to recover assessments through full or partial premium tax offsets. The Company is not aware of, nor has it received notification of any significant insolvency by insurance companies during 2002 or 2001.

LOANED SECURITIES AND REPURCHASE AGREEMENTS

     NYLIAC participates in a securities lending program for the purpose of enhancing income on securities held. At December 31, 2002 and 2001, $1,318 million and $829 million, respectively, of NYLIAC's fixed maturities and equity securities were on loan to others. Collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively, is obtained. The fair value of securities loaned is monitored, with additional collateral obtained, as necessary. Such assets reflect the extent of NYLIAC's involvement in securities lending, not NYLIAC's risk of loss.

     At December 31, 2002 and 2001, the Company recorded cash collateral received under these agreements of $1,350 million and $602 million, respectively, and established a corresponding liability for the same amount included in other liabilities in the accompanying Balance Sheet.

     NYLIAC enters into agreements to sell and repurchase securities for the purpose of enhancing income on securities held. Under these agreements, NYLIAC obtains the use of funds from a broker for generally one month. The liability reported in the accompanying Balance Sheet (included in other liabilities) at December 31, 2002 of $799 million ($284 million at December 31, 2001) approximates fair value. The investments acquired with the funds received from the securities sold are included in other investments in the accompanying Balance Sheet.

NOTE 12 -- RELATED PARTY TRANSACTIONS

     New York Life provides NYLIAC with services and facilities for the sale of insurance and other activities related to the business of insurance. New York Life charges NYLIAC for the identified costs associated with these services and facilities under the terms of a service agreement between New York Life and NYLIAC. Such costs, amounting to $537 million, $458 million and $476 million for the years ended December 31, 2002, 2001 and 2000, respectively, are reflected in operating expenses and net investment income in the accompanying Statement of Income.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 12 -- RELATED PARTY TRANSACTIONS -- (CONTINUED)

     In addition, NYLIAC is allocated post-retirement and post-employment benefits other than pensions, which are held by New York Life. NYLIAC was allocated $13 million for its share of the net periodic post-retirement benefits expense in 2002 ($10 million and $7 million in 2001 and 2000, respectively) and $(2) million for the post-employment benefits expense in 2002 ($(6) million in 2001 and $2 million in 2000) under the provisions of the service agreement. The expenses are reflected in operating expenses and net investment income in the accompanying Statement of Income.

     NYLIAC has entered into an investment advisory agreement with New York Life Investment Management, LLC ("NYLIM"), a wholly owned subsidiary of New York Life, to provide investment advisory services to the Company. At December 31, 2002, 2001 and 2000, the total cost for these services amounted to $28 million, $16 million and $10 million, respectively, which are included in the costs of services billed by New York Life to the Company, as noted above.

     NYLIAC recorded annuity and universal life fee income of $9 million and $8 million from NYLIM for administration and advisory fees for the years ended December 31, 2002 and 2001.

     At December 31, 2002 and 2001, NYLIAC had a net liability of $159 million and $157 million, respectively, for the above described services which are included in other liabilities in the accompanying Balance Sheet. The terms of the settlement generally require that these amounts be settled in cash within ninety days.

     NYLIAC is the obligor for certain structured settlement agreements with unaffiliated insurance companies, beneficiaries and other non-affiliated entities. To satisfy its obligations under these agreements, NYLIAC owns all rights, title and interest in and to certain single premium annuities issued by New York Life. The carrying value of the annuity contracts is based upon the actuarially determined value of the obligations under the structured settlement contracts, which generally have some life contingent benefits. The obligations are based upon the actuarially determined present value of expected future payments. Interest rates used in establishing such obligations range from 5.84% to 7.81%. NYLIAC has directed New York Life to make the payments under the annuity contracts directly to the payees under the structured settlement agreements. At December 31, 2002 and 2001 the carrying value of the interest in annuity contracts and the obligations under structured settlement agreements in the accompanying Balance Sheet amounted to $2,958 million and $2,512 million, respectively.

     In addition, NYLIAC has issued certain annuity contracts to New York Life in order that New York Life may satisfy its third party obligations under certain structured settlement agreements. NYLIAC has been directed by New York Life to make the payments under the annuity contracts directly to the beneficiaries under these structured settlement agreements. At December 31, 2002 and 2001 the amount of outstanding reserves on these contracts included in future policy benefits was $180 million and $176 million, respectively.

     NYLIAC has a variable product distribution agreement with NYLIFE Distributors, an indirect wholly owned subsidiary of New York Life, granting NYLIFE Distributors the exclusive right to distribute NYLIAC's variable product policies, and allows the use of registered representatives of NYLIFE Securities, another indirect wholly owned subsidiary of New York Life. In connection with this agreement, NYLIAC recorded commission expense to NYLIFE Securities' registered representatives of $71 million, $126 million and $166 million, for the years ended December 31, 2002, 2001 and 2000, respectively.

     The Company has a credit agreement with New York Life wherein New York Life can borrow funds from NYLIAC. The maximum amount available to New York Life is $200 million. No outstanding balance was due to the Company at December 31, 2002 and December 31, 2001.

     The Company also has a credit agreement with New York Life in which the Company can borrow up to $200 million. No outstanding balance was due to New York Life at December 31, 2002 and December 31, 2001.

     Effective July 1, 2002, the Company transferred $37 million in net assets associated with the Company's Taiwan branch including Taiwan's insurance book of business to an affiliated company, New York Life Insurance Taiwan Corporation ("NYLT"), an indirect wholly owned subsidiary of New York Life.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 12 -- RELATED PARTY TRANSACTIONS -- (CONTINUED)

     The Company is jointly liable with NYLT for two years from the giving of notice to all obligees for all matured obligations and for two years after the maturity date of not-yet matured obligations. NYLT is also contractually liable, under indemnification provisions of the transaction, for any liabilities that may be asserted against the Company. The transfer of the branch's net assets was accounted for as a long-duration coinsurance transaction. Under this accounting treatment, the insurance related liabilities remain on the books of the Company and an offsetting reinsurance recoverable is established. Additionally, premiums and benefits associated with any business sold prior to July 1, 2002 are reflected on NYLIAC's Statement of Income. Accordingly, the Company recorded the following with respect to this transaction (in millions):

                                                              2002
                                                              ----
Amounts recoverable from reinsurers                           $633
Premiums ceded                                                  74
Benefits ceded                                                  13

NOTE 13 -- SUPPLEMENTAL CASH FLOW INFORMATION

     Income taxes paid were $30 million, $20 million, and $8 million during 2002, 2001 and 2000, respectively.

     Total interest paid was $7 million, $21 million and $12 million during 2002, 2001 and 2000, respectively.

     Non-cash financing activity in 2002 consists of the transfer of $79 million in net liabilities associated with the Taiwan branch to an affiliated company (see Note 12 -- Related Party Transactions).

NOTE 14 -- STATUTORY FINANCIAL INFORMATION

     Accounting practices used to prepare statutory financial statements for regulatory filings of life insurance companies differ in certain instances from GAAP. The Delaware Insurance Department (the "Department") recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company, and for determining its solvency under the Delaware Insurance Law. In making such determinations the Department gives no consideration to financial statements prepared in accordance with accounting principles generally accepted in the United States of America.

     At December 31, 2002 and 2001, statutory stockholder's equity was $1,404 million and $1,335 million, respectively. Statutory net income/(loss) for the years ended December 31, 2002, 2001 and 2000 was $(95) million, $(83) million and $0.4 million, respectively.

     The Department has adopted the NAIC's Codification of Statutory Accounting Principles guidance, effective January 1, 2001. The effect of adoption was a net increase in statutory surplus of approximately $27 million.

     NYLIAC is restricted as to the amounts it may pay as dividends to New York Life. Under Delaware Insurance Law, dividends on capital stock can be distributed only out of earned surplus. Furthermore, without prior approval of the Delaware Insurance Commissioner, dividends cannot be declared or distributed which exceed the greater of ten percent of NYLIAC's surplus or one hundred percent of net gain from operations. No dividends were paid or declared for the years ended December 31, 2002, 2001 and 2000. As of December 31, 2002, the amount of available and accumulated funds derived from earned surplus from which NYLIAC can pay dividends is $469 million. The maximum amount of dividends that may be paid in 2003 without prior approval is $138 million.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Stockholder of New York Life Insurance and Annuity Corporation

In our opinion, the accompanying balance sheet and the related statements of income, of stockholders' equity and of cash flows present fairly, in all material respects, the financial position of New York Life Insurance and Annuity Corporation (the "Company") at December 31, 2002 and 2001, and the results of its operations and its cash flows for each of the three years ended December 31, 2002, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 2 to the financial statements, the Company adopted Statement of Financial Accounting Standards No. 133, Accounting for Derivative Instruments and Hedging Activities, as amended by Statement of Financial Accounting Standards No. 138, Accounting for Certain Derivative Instruments and Certain Hedging Activities -- an amendment to FASB Statement No. 133.

PRICEWATERHOUSECOOPERS LLP
1177 Avenue of the Americas
New York, New York 10036
February 7, 2003

                          PROSPECTUS DATED MAY 1, 2003

                                      FOR

                         MAINSTAY PLUS VARIABLE ANNUITY
                                      FROM
                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
                            (A DELAWARE CORPORATION)
                  51 MADISON AVENUE, NEW YORK, NEW YORK 10010
                                  INVESTING IN
                  NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

     This Prospectus describes the individual flexible premium MainStay Plus Variable Annuity policies. New York Life Insurance and Annuity Corporation ("NYLIAC") issues these policies. We designed these policies to assist individuals with their long-term retirement planning needs. You can use these policies with retirement plans that do or do not qualify for special federal income tax treatment. The policies offer flexible premium payments, access to your money through partial withdrawals (some withdrawals may be subject to a surrender charge and/or tax penalty), a choice of when income payments commence, and a guaranteed death benefit if the owner or Annuitant dies before income payments have commenced.

     Your premium payments accumulate on a tax-deferred basis. This means your earnings are not taxed until you take the money out of your policy which can be done in several ways. You can split your premium payments among a Fixed Account option, three general account options specifically for the Dollar Cost Averaging Advantage Plan and up to 18 of the 31 Investment Divisions listed below.

  -    MainStay VP Bond--Initial Class
  -    MainStay VP Capital Appreciation--Initial Class
  -    MainStay VP Cash Management
  -    MainStay VP Convertible--Initial Class
  -    MainStay VP Equity Income--Initial Class
  -    MainStay VP Government--Initial Class
  -    MainStay VP Growth Equity --Initial Class
  -    MainStay VP High Yield Corporate Bond--Initial
       Class
  -    MainStay VP Indexed Equity--Initial Class
  -    MainStay VP International Equity--Initial Class
  -    MainStay VP Small Cap Growth--Initial Class
  -    MainStay VP Total Return--Initial Class
  -    MainStay VP Value--Initial Class
  -    MainStay VP American Century Income & Growth
       --Initial Class
  -    MainStay VP Dreyfus Large Company Value--Initial
       Class
  -    MainStay VP Eagle Asset Management Growth Equity
       --Initial Class
  -    MainStay VP Lord Abbett Developing Growth--Initial
       Class
  -    Alger American Small Capitalization--Class O
       Shares
  -    Calvert Social Balanced
  -    Dreyfus IP Technology Growth--Initial Shares
  -    Fidelity(R) VIP Contrafund(R)--Initial Class
  -    Fidelity(R) VIP Equity-Income--Initial Class
  -    Janus Aspen Series Balanced--Institutional Shares
  -    Janus Aspen Series Worldwide Growth--Institutional
       Shares
  -    MFS(R) Investors Trust Series--Initial Class
  -    MFS(R) Research Series--Initial Class
  -    MFS(R) Utilities Series--Initial Class
  -    Neuberger Berman AMT Mid-Cap Growth
  -    T. Rowe Price Equity Income Portfolio
  -    Van Eck Worldwide Hard Assets
  -    Van Kampen UIF Emerging Markets Equity--Class I

    We do not guarantee the investment performance of these variable Investment Divisions. Depending on current market conditions, you can make or lose money in any of the investment divisions.

    You should read this Prospectus carefully before investing and keep it for future reference. This Prospectus is not valid unless accompanied by the current prospectuses for the MainStay VP Series Fund, Inc., the Alger American Fund, the Calvert Variable Series, Inc., the Dreyfus Investment Portfolios, the Fidelity Variable Insurance Products Fund (VIP), the Janus Aspen Series, the MFS(R) Variable Insurance Trust(SM), the Neuberger Berman Advisers Management Trust, the Universal Institutional Funds, Inc., the T. Rowe Price Equity Series, Inc. and the Van Eck Worldwide Insurance Trust (the "Funds," each individually a "Fund"). Each Investment Division invests in shares of a corresponding Fund portfolio. Please contact us at (800) 762-6212 or your registered representative if you do not have the accompanying book of underlying fund prospectuses.

    To learn more about the policy, you can obtain a copy of the Statement of Additional Information ("SAI") dated May 1, 2003. The SAI has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this Prospectus. The table of contents for the SAI appears at the end of this Prospectus. For a free copy of the SAI, call us at (800) 762-6212 or write to us at MainStay Annuities, 2400 Reliable Parkway, Chicago, IL 60686.

    THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

    THE POLICIES INVOLVE RISKS, INCLUDING POTENTIAL LOSS OF PRINCIPAL INVESTED. THE POLICIES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

                               TABLE OF CONTENTS

                                         PAGE
                                         ----
DEFINITIONS............................    3
TABLE OF FEES AND EXPENSES.............    5
QUESTIONS AND ANSWERS ABOUT MAINSTAY
  PLUS VARIABLE ANNUITY................   13
FINANCIAL STATEMENTS...................   21
CONDENSED FINANCIAL INFORMATION........   22
NEW YORK LIFE INSURANCE AND ANNUITY
  CORPORATION AND THE SEPARATE
  ACCOUNT..............................   25
  New York Life Insurance and Annuity
     Corporation.......................   25
  The Separate Account.................   25
  The Portfolios.......................   25
  Additions, Deletions or Substitutions
     of Investments....................   26
  Reinvestment.........................   27
THE POLICIES...........................   27
  Selecting the Variable Annuity That's
     Right for You.....................   27
  Qualified and Non-Qualified
     Policies..........................   28
  Policy Application and Premium
     Payments..........................   29
  Payments Returned for Insufficient
     Funds.............................   30
  Your Right to Cancel ("Free Look")...   30
  Issue Ages...........................   30
  Transfers............................   30
     (a) Limits on Transfers...........   30
  Procedures for Telephone/Web
     Transactions......................   31
  Dollar Cost Averaging Programs.......   31
     (a) Traditional Dollar Cost
          Averaging....................   32
     (b) The DCA Advantage Plan........   32
  Automatic Asset Reallocation.........   33
  Interest Sweep.......................   34
  Accumulation Period..................   34
     (a) Crediting of Premium
          Payments.....................   34
     (b) Valuation of Accumulation
          Units........................   34
  Riders...............................   34
     (a) Living Needs Benefit Rider....   35
     (b) Unemployment Benefit Rider....   35
     (c) Investment Protection  Plan
         Rider.........................   35
     (d) Enhanced Beneficiary  Benefit
         Rider.........................   36
     (e) Enhanced Spousal  Continuance
         Rider.........................   39
  Policy Owner Inquiries...............   39
  Records and Reports..................   39
CHARGES AND DEDUCTIONS.................   39
  Surrender Charges....................   39
  Amount of Surrender Charge...........   40
  Exceptions to Surrender Charges......   40

                                         PAGE
                                         ----
  Other Charges........................   40
     (a) Mortality and Expense Risk
          Charges......................   40
     (b) Administration Fee............   41
     (c) Policy Service Charge.........   41
     (d) Investment Protection Plan
          Rider Charge.................   41
     (e) Rider Risk Charge
       Adjustment......................   41
     (f)  Enhanced Beneficiary Benefit
           Rider Charge................   41
     (g) Fund Charges..................   42
     (h) Transfer Fees.................   42
  Group and Sponsored Arrangements.....   42
  Taxes................................   42
DISTRIBUTIONS UNDER THE POLICY.........   42
  Surrenders and Withdrawals...........   42
     (a) Surrenders....................   43
     (b) Partial Withdrawals...........   43
     (c) Periodic Partial
         Withdrawals...................   43
     (d) Hardship Withdrawals..........   44
  Required Minimum Distribution........   44
  Our Right to Cancel..................   44
  Annuity Commencement Date............   44
  Death Before Annuity Commencement....   44
  Income Payments......................   45
     (a) Election of Income Payment
          Options......................   45
     (b) Proof of Survivorship.........   46
  Delay of Payments....................   46
  Designation of Beneficiary...........   46
  Restrictions Under Internal Revenue
     Code Section 403(b)(11)...........   46
  Loans................................   47
THE FIXED ACCOUNT......................   47
     (a) Interest Crediting............   48
     (b) Transfers to Investment
          Divisions....................   48
     (c) Fixed Account Initial  Premium
         Guarantee.....................   48
THE DCA ADVANTAGE PLAN ACCOUNTS........   48
FEDERAL TAX MATTERS....................   49
  Introduction.........................   49
  Taxation of Annuities in General.....   49
  Qualified Plans......................   50
     (a) Section 403(a) Plans..........   50
     (b) Section 403(b) Plans..........   50
     (c) Individual Retirement
          Annuities....................   50
     (d) Roth Individual Retirement
          Annuities....................   51
     (e) Inherited IRAs................   51
DISTRIBUTOR OF THE POLICIES............   51
VOTING RIGHTS..........................   51
TABLE OF CONTENTS FOR THE STATEMENT OF
  ADDITIONAL INFORMATION...............   52

     THIS PROSPECTUS IS NOT CONSIDERED AN OFFERING IN ANY STATE WHERE THE SALE OF THIS POLICY CANNOT LAWFULLY BE MADE. WE DO NOT AUTHORIZE ANY INFORMATION OR REPRESENTATIONS REGARDING THE OFFERING OTHER THAN AS DESCRIBED IN THIS PROSPECTUS OR IN ANY ATTACHED SUPPLEMENT TO THIS PROSPECTUS OR IN ANY AUTHORIZED SUPPLEMENTAL SALES MATERIAL.

                                  DEFINITIONS

ACCUMULATION UNIT--An accounting unit we use to calculate the Variable Accumulation Value prior to the Annuity Commencement Date. Each Investment Division of the Separate Account has a distinct variable Accumulation Unit value.

ACCUMULATION VALUE--The sum of the Variable Accumulation Value, the Fixed Account Accumulation Value, and the DCA Advantage Plan Account Accumulation Value of a policy.

ALLOCATION ALTERNATIVES--The Investment Divisions of the Separate Account and the Fixed Account.

ANNUITANT--The person whose life determines the Income Payments, and upon whose death prior to the Annuity Commencement Date, benefits under the policy may be paid.

ANNUITY COMMENCEMENT DATE--The date on which we are to make the first Income Payment under the policy.

BENEFICIARY--The person or entity having the right to receive the death benefit set forth in the policy and who is the "designated beneficiary" for purposes of
Section 72 of the Internal Revenue Code in the event of the Annuitant's or the policy owner's death.

BUSINESS DAY--Generally, any day on which the New York Stock Exchange ("NYSE") is open for trading. Our Business Day ends at 4:00 p.m. Eastern Time or the closing of regular trading on the NYSE, if earlier.

DOLLAR COST AVERAGING ("DCA") ADVANTAGE PLAN ACCOUNTS--The 6-month, 12-month and 18-month DCA accounts used specifically for the DCA Advantage Plan.

DOLLAR COST AVERAGING ("DCA") ADVANTAGE PLAN--A feature which permits automatic dollar cost averaging using the DCA Advantage Plan Accounts.

DOLLAR COST AVERAGING ("DCA") ACCUMULATION VALUE--The sum of premium payments allocated to the DCA Advantage Plan Accounts, plus interest credited on those premium payments, less any transfers and partial withdrawals from the DCA Advantage Plan, and less any surrender charges and any policy service charges that may already have been assessed from the DCA Advantage Plan. The DCA Accumulation Value is supported by assets in NYLIAC's general account. These assets are subject to the claims of our general creditors.

ELIGIBLE PORTFOLIOS ("PORTFOLIOS")--The mutual fund portfolios of the Funds that are available for investment through the Investment Divisions of the Separate Account. Portfolios described in this prospectus are different from portfolios available to the general public. Investment results will differ.

FIXED ACCOUNT--An account that is credited with a fixed interest rate which NYLIAC declares and is not part of the Separate Account. The Accumulation Value of the Fixed Account is supported by assets in NYLIAC's general account, which are subject to the claims of our general creditors.

FIXED ACCOUNT ACCUMULATION VALUE--The sum of premium payments and transfers allocated to the Fixed Account, plus interest credited on those premium payments and transfers, less any transfers and partial withdrawals from the Fixed Account, and less any surrender charges, policy service charge, and rider charges deducted from the Fixed Account.

FUND--A diversified, open-end management investment company.

INCOME PAYMENTS--Periodic payments NYLIAC makes after the Annuity Commencement Date.

INVESTMENT DIVISION--The variable investment options available with the policy. Each Investment Division invests exclusively in shares of a specified Eligible Portfolio.

NON-QUALIFIED POLICIES--Policies that are not available for use by individuals in connection with employee retirement plans that are intended to qualify for special federal income tax treatment under Sections 403(a), 403(b), 408 and 408A of the Code. Non-Qualified Policies include policies issued to other retirement plans or arrangements, including Pension Plans qualifying under Section 401(a) of the Code.

PAYMENT YEAR(S)--With respect to any premium payment, the year(s) beginning on the date such premium payment is made to the policy.

PENSION PLAN--A retirement plan that is qualified under Section 401(a) of the Code.

POLICY ANNIVERSARY--An anniversary of the Policy Date shown on the Policy Data Page.

POLICY DATA PAGE--Page 2 of the policy which contains the policy specifications.

POLICY DATE--The date from which we measure Policy Years, quarters, months and Policy Anniversaries. It is shown on the Policy Data Page.

POLICY YEAR--A year starting on the Policy Date. Subsequent Policy Years begin on each Policy Anniversary, unless otherwise indicated.

QUALIFIED POLICIES--Policies for use by individuals under employee retirement plans that are intended to qualify for special federal income tax treatment under Sections 403(a), 403(b), 408 and 408A of the Code. Qualified Policies do not include policies issued to any other retirement plan or arrangement, including Pension Plans qualifying under Section 401(a) of the Code.

SEPARATE ACCOUNT--NYLIAC Variable Annuity Separate Account-III, a segregated asset account we established to receive and invest premium payments paid under the policies. The Separate Account's Investment Divisions, in turn, purchase shares of Eligible Portfolios.

VARIABLE ACCUMULATION VALUE--The sum of the products of the current Accumulation Unit value(s) for each of the Investment Divisions multiplied by the number of Accumulation Units held in the respective Investment Division.

                           TABLE OF FEES AND EXPENSES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the policy. The first table describes the fees and expenses that you will pay at the time that you buy the policy, surrender the policy, or transfer Accumulation Value between investment options. State premium taxes may also be deducted.

                        POLICYOWNER TRANSACTION EXPENSES

 -----------------------------------------------------------------------------------------------------------------
 CHARGE                                                    AMOUNT DEDUCTED
 -----------------------------------------------------------------------------------------------------------------
 Surrender Charge                                          Current and Guaranteed Maximum: 7% of the amount
 (as a % of amount withdrawn)                              withdrawn(1)
 Transfer Fee                                              Current: No charge.
                                                           Guaranteed Maximum: $30 per transfer for each transfer
                                                           over 12 in a Policy Year.

---------------------

(1) In Payment Years 4 and beyond, the percentage applied to calculate the maximum surrender charge is reduced as follows: 6% during Payment Year 4; 5% during Payment Year 5; 4% during Payment Year 6; and 0% thereafter.

The next table describes the fees and expenses that you will pay periodically during the time that you own the policy, not including Fund fees and expenses.

                PERIODIC CHARGES OTHER THAN FUND COMPANY CHARGES

 -----------------------------------------------------------------------------------------------------------------
                         CHARGE                            AMOUNT DEDUCTED
 -----------------------------------------------------------------------------------------------------------------
 Annual Policy Service Charge                              Lesser of $30 per policy or 2% of the Accumulation
                                                           Value, for policies with less than $20,000 of
                                                           Accumulation Value
 Separate Account Annual Expenses                          Current and Guaranteed Maximum: 1.40% (annualized) of
                                                           the daily average Variable Accumulation Value,
                                                           including mortality and expense risk and administrative
                                                           fees.
 Optional Riders
   - Investment Protection Plan Rider Charge               Current: 0.45% (annualized) of the amount that is
                                                           guaranteed, deducted on a quarterly basis.
                                                           Guaranteed Maximum: 1.00% (annualized) of the amount
                                                           that is guaranteed, deducted on a quarterly basis.
   - Rider Risk Adjustment Charge                          Current and Guaranteed Maximum: 2.00% of the amount
                                                           that is guaranteed for cancellation of the Investment
                                                           Protection Plan Rider.
   - Enhanced Beneficiary Benefit Rider Charge             Current: 0.30% (annualized) of the policy's
                                                           Accumulation Value, deducted on a quarterly basis.
                                                           Guaranteed Maximum: 1.00% (annualized) of the Policy's
                                                           Accumulation Value, deducted on a quarterly basis.

The next table shows the minimum and maximum total operating expenses deducted from Fund assets (before any fee waiver or expense reimbursement) during the year ended December 31, 2002. The expenses are expressed as a percentage of average net assets of the Fund and may be higher or lower in the future. More detail concerning each underlying Fund's fees and expenses is contained in the prospectus for each Fund.

                      TOTAL ANNUAL FUND OPERATING EXPENSES

                                                                -----------------
                                                                MINIMUM   MAXIMUM
  -------------------------------------------------------------------------------
  Expenses that are deducted from the Investment Division       0.38%     1.93%
    assets, including management fees, administration fees,
    and other expenses

The next item shows the Total Fund Annual Expenses for each Fund. These are the total gross expenses that are deducted from the Fund assets, including management fees, administration fees, and other expenses.

                                                               TOTAL FUND ANNUAL
INVESTMENT DIVISIONS                                              EXPENSES(A)
--------------------                                           -----------------
MainStay VP Bond--Initial Class                                        0.52%
MainStay VP Capital Appreciation--Initial Class                        0.64%
MainStay VP Cash Management                                            0.55%
MainStay VP Convertible--Initial Class                                 0.67%
MainStay VP Equity Income--Initial Class                               0.92%(b)
MainStay VP Government--Initial Class                                  0.59%
MainStay VP Growth Equity--Initial Class                               0.51%
MainStay VP High Yield Corporate Bond--Initial Class                   0.60%
MainStay VP Indexed Equity--Initial Class                              0.38%
MainStay VP International Equity--Initial Class                        1.11%
MainStay VP Small Cap Growth--Initial Class                            1.29%(c)
MainStay VP Total Return--Initial Class                                0.61%
MainStay VP Value--Initial Class                                       0.65%
MainStay VP American Century Income & Growth--Initial Class            0.92%
MainStay VP Dreyfus Large Company Value--Initial Class                 0.98%
MainStay VP Eagle Asset Management Growth Equity--Initial
  Class                                                                0.81%
MainStay VP Lord Abbett Developing Growth--Initial Class               1.10%
Alger American Small Capitalization--Class O Shares                    0.97%
Calvert Social Balanced                                                0.91%(d)
Dreyfus IP Technology Growth--Initial Shares                           0.89%(e)
Fidelity(R) VIP Contrafund(R)--Initial Class                           0.68%(f)
Fidelity(R) VIP Equity-Income(R)--Initial Class                        0.57%(f)
Janus Aspen Series Balanced--Institutional Shares                      0.67%(g)
Janus Aspen Series Worldwide Growth--Institutional Shares              0.70%(g)
MFS(R) Investors Trust Series--Initial Class                           0.88%
MFS(R) Research Series--Initial Class                                  0.87%(h)
MFS(R) Utilities Series--Initial Class                                 0.94%(h)
Neuberger Berman AMT Mid-Cap Growth                                    0.95%(i)
T. Rowe Price Equity Income Portfolio                                  0.85%(j)
Van Eck Worldwide Hard Assets                                          1.23%
Van Kampen UIF Emerging Markets Equity--Class I                        1.93%(k)

---------------------

(a) The Fund or its agents provided the fees and charges, which are based on 2002 expenses and may reflect estimated charges. We have not verified the accuracy of the information provided by the agents.

(b) New York Life Investment Management LLC ("NYLIM") has voluntarily agreed to waive a portion of the fees otherwise payable to it to the extent that total fund annual expenses exceed 0.89%. With this reduction, for the year ended December 31, 2002, Total Fund Annual Expenses were 0.89%. This waiver may be discontinued at any time without notice.

(c) New York Life Investment Management LLC ("NYLIM") has voluntarily agreed to waive a portion of the fees otherwise payable to it to the extent that total fund annual expenses exceed 0.95%. With this reduction, for the year ended December 31, 2002, Total Fund Annual Expenses were 0.95%. This waiver may be discontinued at any time without notice.

(d) Expenses are based on the Portfolio's most recent fiscal year. The total expenses shown include the Subadvisory fees paid by the Advisor (Calvert Asset Management Company, Inc.) and the administrative fee paid by the Portfolio to Calvert Administrative Services Company, an affiliate of the Advisor.

(e) Expenses are for the fiscal year ended December 31, 2002. Expenses in future years may be higher or lower than those presented.

(f) Actual annual class operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's custodian expenses. These offsets may be discontinued at any time.

(g) Expenses are based upon expenses for the year ended December 31, 2002. Expenses are stated without contractual waivers by Janus Capital.

(h) Each series has an expense offset arrangement that reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. Each series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the series' expenses. Total Fund Annual Expenses do not take into account these fee reductions, and are therefore higher than the actual expenses of the series. Had these fee reductions been taken into account, Total Fund Annual Expenses would be lower for certain series and would equal 0.86% for Research Series and 0.93% for Utilities Series.

(i) Neuberger Berman Management, Inc. ("NBMI") has undertaken through December 31, 2006 to reimburse certain operating expenses, excluding taxes, interest, extraordinary expenses, brokerage commissions and transaction costs, that exceed, in the aggregate, 1% of the average daily net asset value. The expense reimbursement arrangement is contractual for three years and any excess expenses can be repaid to NBMI within three years of the year incurred, provided such recoupment would not cause the Fund to exceed its respective limitation.

(j) Management fees include the ordinary, recurring operating expenses of the Portfolio, but does not cover interest, taxes, brokerage, nonrecurring and extraordinary items or fees and expenses for the fund's independent directors.

(k) The fees disclosed reflect gross ratios prior to any voluntary waivers/reimbursements of expenses by the adviser. The management fee is reduced to reflect the voluntary waiver of a portion or all of the management fee and the reimbursement by the Portfolio's adviser to the extent total annual operating expenses exceed 1.75%. The adviser may terminate these voluntary waivers at any time at its sole discretion. After such reductions, the "Total Annual Expenses" would have been 1.81%. Additionally, in determining the actual amount of voluntary management fee waiver and/or expense reimbursement for a Portfolio, if any, the adviser excludes from total annual operating expenses certain investment related expenses, such as foreign country tax expense and interest expense on borrowing. Included in the expense of Emerging Markets Equity Portfolio-Class I is 0.06% of such investment related expense.

Examples

     The table below will help you understand the various costs and expenses that you will bear directly and indirectly. The table reflects the charges and expenses of the policy. For more information on the charges reflected in this table, see "CHARGES AND DEDUCTIONS" and the Fund prospectuses which accompany this Prospectus. NYLIAC may, where premium taxes are imposed by state law, deduct premium taxes upon surrender of the policy or the Annuity Commencement Date.

     You would pay the following expenses on a $10,000 investment in one of the Investment Divisions listed, assuming a 5% annual return on assets:

                                            EXPENSES IF YOU                               EXPENSES IF YOU
                                         ANNUITIZE YOUR POLICY                         SURRENDER YOUR POLICY
                              -------------------------------------------   -------------------------------------------
INVESTMENT DIVISION            1 YR       3 YR        5 YR        10 YR      1 YR       3 YR        5 YR        10 YR
-------------------           -------   ---------   ---------   ---------   -------   ---------   ---------   ---------
MAINSTAY VP BOND --INITIAL
  CLASS
without any Riders            $387.66     $696.38   $1,193.67   $2,497.72   $387.66     $867.46   $1,322.80   $2,497.72
with IPP Rider                $432.29     $832.46   $1,420.31   $3,014.16   $432.29   $1,001.24   $1,546.55   $3,014.16
with EBB Rider                $417.44     $787.29   $1,345.32   $2,866.43   $417.44     $956.83   $1,472.52   $2,866.43
with IPP & EBB Riders         $462.06     $923.37   $1,571.94   $3,316.83   $462.06   $1,090.61   $1,696.26   $3,316.83
MAINSTAY VP CAPITAL
  APPRECIATION --INITIAL
  CLASS
without any Riders            $399.55     $732.76   $1,254.46   $2,616.94   $399.55     $903.23   $1,382.82   $2,616.94
with IPP Rider                $444.13     $868.34   $1,479.69   $3,130.25   $444.13   $1,036.52   $1,605.18   $3,130.25
with EBB Rider                $429.29     $823.33   $1,405.18   $2,984.46   $429.29     $992.27   $1,531.62   $2,984.46
with IPP & EBB Riders         $473.85     $958.91   $1,630.40   $3,429.02   $473.85   $1,125.56   $1,753.97   $3,429.02
MAINSTAY VP CASH MANAGEMENT
without any Riders            $390.63     $705.47   $1,208.91   $2,527.66   $390.63     $876.40   $1,337.84   $2,527.66
with IPP Rider                $435.24     $841.44   $1,435.17   $3,043.29   $435.24   $1,010.07   $1,561.22   $3,043.29
with EBB Rider                $420.39     $796.31   $1,360.31   $2,896.04   $420.39     $965.70   $1,487.32   $2,896.04
with IPP & EBB Riders         $465.01     $932.28   $1,586.60   $3.345.02   $465.01   $1,009.37   $1,710.74   $3,345.02
MAINSTAY VP CONVERTIBLE
  --INITIAL CLASS
without any Riders            $402.52     $741.83   $1,269.62   $2,646.55   $402.52     $912.14   $1,397.77   $2,646.55
with IPP Rider                $447.07     $877.29   $1,494.47   $3,159.04   $447.07   $1,045.31   $1,619.77   $3,159.04
with EBB Rider                $432.24     $832.33   $1,420.10   $3.013.73   $432.24   $1,001.11   $1,546.34   $3,103.73
with IPP & EBB Riders         $476.81     $967.78   $1,644.93   $3,456.81   $476.81   $1,134.28   $1,768.32   $3,456.81
MAINSTAY VP EQUITY
  INCOME--INITIAL CLASS
without any Riders            $427.24     $817.15   $1,394.92   $2,889.43   $427.24     $986.19   $1,521.49   $2,889.43
with IPP Rider                $471.69     $951.59   $1,616.90   $3,395.44   $471.69   $1,118.35   $1,740.65   $3,395.44
with EBB Rider                $456.90     $906.97   $1,543.46   $3,254.06   $456.90   $1,074.49   $1,668.14   $3,254.06
with IPP & EBB Riders         $501.35   $1,041.39   $1,765.42   $3.685.17   $501.35   $1,206.64   $1,887.28   $3,685.17

                                        EXPENSES IF YOU DO NOT
                                         SURRENDER YOUR POLICY
                              -------------------------------------------
INVESTMENT DIVISION            1 YR       3 YR        5 YR        10 YR
-------------------           -------   ---------   ---------   ---------
MAINSTAY VP BOND --INITIAL
  CLASS
without any Riders            $225.76     $696.38   $1,193.67   $2,497.72
with IPP Rider                $271.11     $832.46   $1,420.31   $3,014.16
with EBB Rider                $256.02     $787.29   $1,345.32   $2,866.43
with IPP & EBB Riders         $301.37     $923.37   $1,571.94   $3,316.83
MAINSTAY VP CAPITAL
  APPRECIATION --INITIAL
  CLASS
without any Riders            $237.84     $732.76   $1,254.46   $2,616.94
with IPP Rider                $283.15     $868.34   $1,479.69   $3,130.25
with EBB Rider                $268.07     $823.33   $1,405.18   $2,984.46
with IPP & EBB Riders         $313.36     $958.91   $1,630.40   $3,429.02
MAINSTAY VP CASH MANAGEMENT
without any Riders            $228.78     $705.47   $1,208.91   $2,527.66
with IPP Rider                $274.12     $841.44   $1,435.17   $3,043.29
with EBB Rider                $259.02     $796.31   $1,360.31   $2,986.04
with IPP & EBB Riders         $304.37     $932.28   $1,586.60   $3,345.02
MAINSTAY VP CONVERTIBLE
  --INITIAL CLASS
without any Riders            $240.86     $741.83   $1,269.62   $2,646.55
with IPP Rider                $286.14     $877.29   $1,494.47   $3,159.04
with EBB Rider                $271.06     $832.33   $1,420.10   $3,013.73
with IPP & EBB Riders         $316.36     $967.78   $1,644.93   $3,456.81
MAINSTAY VP EQUITY
  INCOME--INITIAL CLASS
without any Riders            $265.99     $817.15   $1,394.92   $2,889.43
with IPP Rider                $311.16     $951.59   $1,616.90   $3,395.44
with EBB Rider                $296.13     $906.97   $1,543.46   $3,254.06
with IPP & EBB Riders         $341.30   $1,041.39   $1,765.42   $3,685.17

                                            EXPENSES IF YOU                               EXPENSES IF YOU
                                         ANNUITIZE YOUR POLICY                         SURRENDER YOUR POLICY
                              -------------------------------------------   -------------------------------------------
INVESTMENT DIVISION            1 YR       3 YR        5 YR        10 YR      1 YR       3 YR        5 YR        10 YR
-------------------           -------   ---------   ---------   ---------   -------   ---------   ---------   ---------
MAINSTAY VP GOVERNMENT
  --INITIAL CLASS
without any Riders            $394.60     $717.61   $1,229.18   $2,567.44   $394.60     $888.33   $1,357.85   $2,567.44
with IPP Rider                $439.19     $853.41   $1,454.98   $3,082.07   $439.19   $1,021.83   $1,580.79   $3,082.07
with EBB Rider                $424.34     $808.35   $1,380.29   $2,935.44   $424.34     $977.53   $1,507.04   $2,935.44
with IPP & EBB Riders         $468.94     $944.12   $1,606.08   $3,382.44   $468.94   $1,111.02   $1,729.97   $3,382.44
MAINSTAY VP GROWTH
  EQUITY--INITIAL CLASS
without any Riders            $386.67     $693.35   $1,188.60   $2,487.71   $386.67     $864.47   $1,317.78   $2,487.71
with IPP Rider                $431.31     $829.48   $1,415.34   $3,004.40   $431.31     $998.31   $1,541.65   $3,004.40
with EBB Rider                $416.45     $784.29   $1,340.33   $2,856.52   $416.45     $953.89   $1,467.60   $2,856.52
with IPP & EBB Riders         $461.07     $920.40   $1,567.05   $3,307.41   $461.07   $1,087.70   $1,691.43   $3,307.41
MAINSTAY VP HIGH YIELD
  CORPORATE BOND --INITIAL
  CLASS
without any Riders            $395.58     $720.64   $1,234.22   $2,577.34   $395.58     $891.30   $1,362.83   $2,577.34
with IPP Rider                $440.18     $856.39   $1,459.92   $3,091.68   $440.18   $1,024.76   $1,585.67   $3,091.68
with EBB Rider                $425.33     $811.34   $1,385.26   $2,945.27   $425.33     $980.47   $1,511.95   $2,945.27
with IPP & EBB Riders         $469.93     $947.09   $1,610.95   $3,391.79   $469.93   $1,113.93   $1,734.78   $3,391.79
MAINSTAY VP INDEXED
  EQUITY--INITIAL CLASS
without any Riders            $373.77     $653.78   $1,122.26   $2,356.70   $373.77     $825.57   $1,252.29   $2,356.70
with IPP Rider                $418.47     $790.45   $1,350.57   $2,876.75   $418.47     $959.94   $1,477.70   $2,876.75
with EBB Rider                $403.59     $745.08   $1,275.04   $2,726.76   $403.59     $915.34   $1,403.13   $2,726.76
with IPP & EBB Riders         $448.28     $881.75   $1,503.32   $3,184.12   $448.28   $1,049.70   $1,628.52   $3,184.12
MAINSTAY VP INTERNATIONAL
  EQUITY --INITIAL CLASS
without any Riders            $446.02     $874.09   $1,489.18   $3,069.93   $446.02   $1,042.17   $1,614.56   $3,069.93
with IPP Rider                $490.38   $1,007.71   $1,708.91   $3,570.90   $490.38   $1,173.53   $1,831.49   $3,570.90
with EBB Rider                $475.60     $963.34   $1,636.19   $3,432.41   $475.60   $1,129.91   $1,759.69   $3,432.41
with IPP & EBB Riders         $519.98   $1,096.99   $1,855.97   $3,854.69   $519.98   $1,261.30   $1,976.68   $3,854.69
MAINSTAY VP SMALL CAP
  GROWTH--INITIAL CLASS
without any Riders            $463.78     $927.70   $1,577.59   $3,237.58   $463.78   $1,094.87   $1,701.84   $3,237.58
with IPP Rider                $508.04   $1,060.58   $1,795.28   $3,733.86   $508.04   $1,225.51   $1,916.76   $3,733.86
with EBB Rider                $493.31   $1,016.47   $1,723.24   $3,598.10   $493.31   $1,182.14   $1,845.64   $3,598.10
with IPP & EBB Riders         $537.59   $1,149.37   $1,940.97   $4,012.08   $537.59   $1,312.80   $2,060.59   $4,012.08
MAINSTAY VP TOTAL
  RETURN--INITIAL CLASS
without any Riders            $396.57     $723.67   $1,239.28   $2,587.27   $396.57     $894.29   $1,367.83   $2,587.27
with IPP Rider                $441.16     $859.37   $1,464.87   $3,101.37   $441.16   $1,027.70   $1,590.55   $3,101.37
with EBB Rider                $426.32     $814.33   $1,390.23   $2,955.04   $426.32     $983.41   $1,516.86   $2,955.04
with IPP & EBB Riders         $470.91     $950.06   $1,615.83   $3,401.10   $470.91   $1,116.86   $1,739.60   $3,401.10

                                        EXPENSES IF YOU DO NOT
                                         SURRENDER YOUR POLICY
                              -------------------------------------------
INVESTMENT DIVISION            1 YR       3 YR        5 YR        10 YR
-------------------           -------   ---------   ---------   ---------
MAINSTAY VP GOVERNMENT
  --INITIAL CLASS
without any Riders            $232.81     $717.61   $1,229.18   $2,567.44
with IPP Rider                $278.13     $853.41   $1,454.98   $3,082.07
with EBB Rider                $263.03     $808.35   $1,380.29   $2,935.44
with IPP & EBB Riders         $308.36     $944.12   $1,606.08   $3,382.44
MAINSTAY VP GROWTH
  EQUITY--INITIAL CLASS
without any Riders            $224.76     $693.35   $1,188.60   $2,487.71
with IPP Rider                $270.12     $829.48   $1,415.34   $3,004.40
with EBB Rider                $255.01     $784.29   $1,340.33   $2,856.52
with IPP & EBB Riders         $300.37     $929.40   $1,567.05   $3,307.41
MAINSTAY VP HIGH YIELD
  CORPORATE BOND --INITIAL
  CLASS
without any Riders            $233.81     $720.64   $1,234.22   $2,577.34
with IPP Rider                $279.13     $856.39   $1,459.92   $3,091.68
with EBB Rider                $264.04     $811.34   $1,385.26   $2,945.27
with IPP & EBB Riders         $309.37     $947.09   $1,610.95   $3,391.79
MAINSTAY VP INDEXED
  EQUITY--INITIAL CLASS
without any Riders            $211.64     $653.78   $1,122.26   $2,356.70
with IPP Rider                $257.07     $790.45   $1,350.57   $2,876.75
with EBB Rider                $241.94     $745.08   $1,275.04   $2,726.76
with IPP & EBB Riders         $287.36     $881.75   $1,503.32   $3,184.12
MAINSTAY VP INTERNATIONAL
  EQUITY --INITIAL CLASS
without any Riders            $285.07     $874.09   $1,489.18   $3,069.93
with IPP Rider                $330.15   $1,007.71   $1,708.91   $3,570.90
with EBB Rider                $315.14     $963.34   $1,636.19   $3,432.41
with IPP & EBB Riders         $360.24   $1,096.99   $1,855.97   $3,854.69
MAINSTAY VP SMALL CAP
  GROWTH--INITIAL CLASS
without any Riders            $303.12     $927.70   $1,577.59   $3,237.58
with IPP Rider                $348.11   $1,060.58   $1,795.28   $3,733.86
with EBB Rider                $333.13   $1,016.47   $1,723.24   $3,598.10
with IPP & EBB Riders         $378.14   $1,149.37   $1,940.97   $4,012.08
MAINSTAY VP TOTAL
  RETURN--INITIAL CLASS
without any Riders            $234.82     $723.67   $1,239.28   $2,587.27
with IPP Rider                $280.13     $859.37   $1,464.87   $3,101.37
with EBB Rider                $265.05     $814.33   $1,390.23   $2,955.04
with IPP & EBB Riders         $310.37     $950.06   $1,615.83   $3,401.10

                                            EXPENSES IF YOU                               EXPENSES IF YOU
                                         ANNUITIZE YOUR POLICY                         SURRENDER YOUR POLICY
                              -------------------------------------------   -------------------------------------------
INVESTMENT DIVISION            1 YR       3 YR        5 YR        10 YR      1 YR       3 YR        5 YR        10 YR
-------------------           -------   ---------   ---------   ---------   -------   ---------   ---------   ---------
MAINSTAY VP VALUE --INITIAL
  CLASS
without any Riders            $400.54     $735.78   $1,259.52   $2,626.81   $400.54     $906.19   $1,387.81   $2,626.81
with IPP Rider                $445.11     $871.31   $1,484.61   $3,139.86   $445.11   $1,039.43   $1,610.04   $3,139.86
with EBB Rider                $430.27     $826.33   $1,410.14   $2,994.20   $430.27     $995.22   $1,536.51   $2,994.20
with IPP & EBB Riders         $474.84     $961.88   $1,635.27   $3,438.28   $474.84   $1,128.47   $1,758.78   $3,438.28
MAINSTAY VP AMERICAN CENTURY
  INCOME & GROWTH--INITIAL
  CLASS
without any Riders            $427.24     $817.15   $1,394.92   $2,889.43   $427.24     $986.19   $1,521.49   $2,889.43
with IPP Rider                $471.69     $951.59   $1,616.90   $3,395.44   $471.69   $1,118.35   $1,740.65   $3,395.44
with EBB Rider                $456.90     $906.97   $1,543.46   $3,254.06   $456.90   $1,074.49   $1,668.14   $3,254.06
with IPP & EBB Riders         $501.35   $1,041.39   $1,765.42   $3,685.17   $501.35   $1,206.64   $1,887.28   $3,685.17
MAINSTAY VP DREYFUS LARGE
  COMPANY VALUE --INITIAL
  CLASS
without any Riders            $433.18     $835.18   $1,424.79   $2,946.82   $433.18   $1,033.91   $1,550.98   $2,946.82
with IPP Rider                $477.61     $969.35   $1,646.05   $3,451.24   $477.61   $1,135.81   $1,769.43   $3,451.24
with EBB Rider                $462.81     $924.80   $1,572.84   $3,310.78   $462.81   $1,092.02   $1,697.14   $3,310.78
with IPP & EBB Riders         $507.23   $1,058.99   $1,794.12   $3,739.10   $507.23   $1,223.94   $1,915.61   $3,739.10
MAINSTAY VP EAGLE ASSET
  MANAGEMENT GROWTH EQUITY
  --INITIAL CLASS
without any Riders            $416.38     $784.10   $1,340.00   $2,783.35   $416.38     $953.70   $1,467.27   $2,783.35
with IPP Rider                $460.88     $918.96   $1,563.21   $3,292.19   $460.88   $1,086.28   $1,687.64   $3,292.19
with EBB Rider                $446.07     $874.20   $1,489.37   $3,149.10   $446.07   $1,042.28   $1,614.74   $3,149.10
with IPP & EBB Riders         $490.55   $1,009.07   $1,712.60   $3,585.46   $490.55   $1,174.87   $1,835.13   $3,585.40
MAINSTAY VP LORD ABBETT
  DEVELOPING GROWTH--INITIAL
  CLASS
without any Riders            $445.03     $871.09   $1,484.22   $3,060.49   $445.03   $1,039.21   $1,609.65   $3,060.49
with IPP Rider                $489.40   $1,004.76   $1,704.10   $3,561.77   $489.40   $1,170.63   $1,826.74   $3,561.77
with EBB Rider                $474.62     $960.39   $1,631.32   $3,423.12   $474.62   $1,127.01   $1,754.89   $3,423.12
with IPP & EBB Riders         $519.00   $1,094.09   $1,851.25   $3,845.85   $519.00   $1,258.45   $1,972.02   $3,845.85
ALGER AMERICAN SMALL
  CAPITALIZATION--CLASS O
  SHARES
without any Riders            $432.19     $832.18   $1,419.81   $2,937.28   $432.19   $1,000.96   $1,546.06   $2,937.28
with IPP Rider                $476.63     $966.38   $1,641.18   $3,441.96   $476.63   $1,132.90   $1,764.62   $3,441.96
with EBB Rider                $461.82     $921.82   $1,567.94   $3,301.34   $461.82   $1,089.09   $1,692.31   $3,301.34
with IPP & EBB Riders         $506.26   $1,056.05   $1,789.32   $3,730.11   $506.26   $1,221.06   $1,910.88   $3,730.11

                                        EXPENSES IF YOU DO NOT
                                         SURRENDER YOUR POLICY
                              -------------------------------------------
INVESTMENT DIVISION            1 YR       3 YR        5 YR        10 YR
-------------------           -------   ---------   ---------   ---------
MAINSTAY VP VALUE --INITIAL
  CLASS
without any Riders            $238.85     $735.78   $1,259.52   $2,626.81
with IPP Rider                $284.14     $871.31   $1,484.61   $3,139.86
with EBB Rider                $269.06     $826.33   $1,410.14   $2,994.20
with IPP & EBB Riders         $314.36     $961.88   $1,635.27   $3,438.28
MAINSTAY VP AMERICAN CENTURY
  INCOME & GROWTH--INITIAL
  CLASS
without any Riders            $265.99     $817.15   $1,394.92   $2,889.43
with IPP Rider                $311.16     $951.59   $1,616.90   $3,395.44
with EBB Rider                $296.13     $906.97   $1,543.46   $3,254.06
with IPP & EBB Riders         $341.30   $1,041.39   $1,765.42   $3,685.17
MAINSTAY VP DREYFUS LARGE
  COMPANY VALUE --INITIAL
  CLASS
without any Riders            $272.02     $835.18   $1,424.79   $2,946.82
with IPP Rider                $317.17     $969.35   $1,646.05   $3,451.24
with EBB Rider                $302.14     $924.80   $1,572.84   $3,310.78
with IPP & EBB Riders         $347.28   $1,058.99   $1,794.12   $3,739.10
MAINSTAY VP EAGLE ASSET
  MANAGEMENT GROWTH EQUITY
  --INITIAL CLASS
without any Riders            $254.95     $784.10   $1,340.00   $2,783.35
with IPP Rider                $300.17     $918.96   $1,563.21   $3,292.19
with EBB Rider                $285.12     $874.20   $1,489.37   $3,149.10
with IPP & EBB Riders         $330.33   $1,009.07   $1,712.60   $3,585.46
MAINSTAY VP LORD ABBETT
  DEVELOPING GROWTH--INITIAL
  CLASS
without any Riders            $284.06     $871.09   $1,484.22   $3,060.49
with IPP Rider                $329.16   $1,004.76   $1,704.10   $3,561.77
with EBB Rider                $314.14     $960.39   $1,631.32   $3,423.12
with IPP & EBB Riders         $359.24   $1,094.09   $1,851.25   $3,845.85
ALGER AMERICAN SMALL
  CAPITALIZATION--CLASS O
  SHARES
without any Riders            $271.02     $832.18   $1,419.81   $2,937.28
with IPP Rider                $316.18     $966.38   $1,641.18   $3,441.96
with EBB Rider                $301.13     $921.82   $1,567.94   $3,301.34
with IPP & EBB Riders         $346.29   $1,056.05   $1,789.32   $3,730.11

                                            EXPENSES IF YOU                               EXPENSES IF YOU
                                         ANNUITIZE YOUR POLICY                         SURRENDER YOUR POLICY
                              -------------------------------------------   -------------------------------------------
INVESTMENT DIVISION            1 YR       3 YR        5 YR        10 YR      1 YR       3 YR        5 YR        10 YR
-------------------           -------   ---------   ---------   ---------   -------   ---------   ---------   ---------
CALVERT SOCIAL BALANCED
without any Riders            $426.26     $814.17   $1,389.96   $2,879.86   $426.26     $983.26   $1,516.59   $2,879.86
with IPP Rider                $470.71     $948.62   $1,612.01   $3,386.10   $470.71   $1,115.44   $1,735.82   $3,386.10
with EBB Rider                $455.91     $903.99   $1,538.54   $3,244.53   $455.91   $1,071.56   $1,663.28   $3,244.53
with IPP & EBB Riders         $500.37   $1,038.46   $1,760.63   $3,676.18   $500.37   $1,203.76   $1,882.56   $3,676.18
DREYFUS IP TECHNOLOGY
  GROWTH--INITIAL SHARES
without any Riders            $424.29     $808.16   $1,379.98   $2,860.64   $424.29     $977.35   $1,506.74   $2,860.64
with IPP Rider                $468.76     $942.70   $1,602.29   $3,367.42   $468.76   $1,109.62   $1,726.23   $3,367.42
with EBB Rider                $453.95     $898.05   $1,528.75   $3,225.54   $453.95   $1,065.72   $1,653.61   $3,225.54
with IPP & EBB Riders         $498.41   $1,032.60   $1,751.04   $3,658.11   $498.41   $1,198.00   $1,873.08   $3,658.11
FIDELITY(R) VIP
  CONTRAFUND(R) --INITIAL
  CLASS
without any Riders            $403.52     $744.85   $1,274.64   $2,656.34   $403.52     $915.11   $1,402.74   $2,656.34
with IPP Rider                $448.07     $880.29   $1,499.41   $3,168.62   $448.07   $1,048.26   $1,624.65   $3,168.62
with EBB Rider                $433.24     $835.34   $1,425.06   $3,023.49   $433.24   $1,004.07   $1,551.25   $3,023.49
with IPP & EBB Riders         $477.79     $970.74   $1,649.79   $3,466.08   $477.79   $1,137.18   $1,773.12   $3,466.08
FIDELITY(R) VIP EQUITY-
  INCOME--INITIAL CLASS
without any Riders            $392.61     $711.54   $1,219.04   $2,547.57   $392.61     $882.36   $1,347.84   $2,547.57
with IPP Rider                $437.22     $847.42   $1,445.08   $3,062.67   $437.22   $1,015.95   $1,571.01   $3,062.67
with EBB Rider                $422.38     $802.33   $1,370.30   $2,915.78   $422.38     $971.62   $1,497.18   $2,915.78
with IPP & EBB Riders         $466.97     $938.20   $1,596.35   $3,363.75   $466.97   $1,105.19   $1,720.36   $3,363.75
JANUS ASPEN SERIES BALANCED
  --INSTITUTIONAL SHARES
without any Riders            $402.52     $741.83   $1,269.62   $2,646.55   $402.52     $912.14   $1,397.77   $2,646.55
with IPP Rider                $447.02     $876.72   $1,492.83   $3,151.97   $447.02   $1,044.76   $1,618.15   $3,151.97
with EBB Rider                $432.24     $832.33   $1,420.10   $3,013.73   $432.24   $1,001.11   $1,546.34   $3,013.73
with IPP & EBB Riders         $476.76     $967.21   $1,643.27   $3,449.72   $476.76   $1,133.71   $1,766.68   $3,449.72
JANUS ASPEN SERIES WORLDWIDE
  GROWTH--INSTITUTIONAL
  SHARES
without any Riders            $405.49     $750.90   $1,284.73   $2,676.00   $405.49     $921.06   $1,412.69   $2,676.00
with IPP Rider                $450.04     $866.24   $1,509.25   $3,187.76   $450.04   $1,054.11   $1,634.37   $3,187.76
with EBB Rider                $435.21     $841.30   $1,434.95   $3,042.87   $435.21   $1,009.93   $1,561.01   $3,042.87
with IPP & EBB Riders         $479.76     $976.65   $1,659.49   $3,484.56   $479.76   $1,143.00   $1,782.69   $3,484.56
MFS(R) INVESTORS TRUST
  SERIES--INITIAL CLASS
without any Riders            $423.31     $805.15   $1,374.99   $2,851.02   $423.31     $974.39   $1,501.82   $2,851.02
with IPP Rider                $467.78     $939.75   $1,597.42   $3,358.07   $467.78   $1,106.72   $1,721.42   $3,358.07
with EBB Rider                $452.97     $895.08   $1,523.83   $3,216.01   $452.97   $1,062.80   $1,648.76   $3,216.01
with IPP & EBB Riders         $497.43   $1,029.67   $1,746.28   $3,649.08   $497.43   $1,195.12   $1,868.38   $3,649.08

                                        EXPENSES IF YOU DO NOT
                                         SURRENDER YOUR POLICY
                              -------------------------------------------
INVESTMENT DIVISION            1 YR       3 YR        5 YR        10 YR
-------------------           -------   ---------   ---------   ---------
CALVERT SOCIAL BALANCED
without any Riders            $264.99     $814.17   $1,389.96   $2,879.86
with IPP Rider                $310.17     $948.62   $1,612.01   $3,386.10
with EBB Rider                $295.12     $903.99   $1,538.54   $3,244.53
with IPP & EBB Riders         $340.31   $1,038.46   $1,760.63   $3,676.18
DREYFUS IP TECHNOLOGY
  GROWTH--INITIAL SHARES
without any Riders            $262.98     $808.16   $1,379.98   $2,860.64
with IPP Rider                $308.18     $942.70   $1,602.29   $3,367.42
with EBB Rider                $293.13     $898.05   $1,528.75   $3,225.54
with IPP & EBB Riders         $338.31   $1,032.60   $1,751.04   $3,658.11
FIDELITY(R) VIP
  CONTRAFUND(R) --INITIAL
  CLASS
without any Riders            $241.87     $744.85   $1,274.64   $2,656.34
with IPP Rider                $287.16     $880.29   $1,499.41   $3,168.62
with EBB Rider                $272.08     $835.34   $1,425.06   $3,023.49
with IPP & EBB Riders         $317.36     $970.74   $1,649.79   $3,466.08
FIDELITY(R) VIP EQUITY-
  INCOME--INITIAL CLASS
without any Riders            $230.79     $711.54   $1,219.04   $2,547.57
with IPP Rider                $276.13     $847.42   $1,445.08   $3,062.67
with EBB Rider                $261.04     $802.33   $1,370.30   $2,915.78
with IPP & EBB Riders         $306.37     $938.20   $1,596.35   $3,363.75
JANUS ASPEN SERIES BALANCED
  --INSTITUTIONAL SHARES
without any Riders            $240.86     $741.83   $1,269.62   $2,646.55
with IPP Rider                $286.09     $876.72   $1,492.83   $3,151.97
with EBB Rider                $271.06     $832.33   $1,420.10   $3,013.73
with IPP & EBB Riders         $316.31     $967.21   $1,643.27   $3,449.72
JANUS ASPEN SERIES WORLDWIDE
  GROWTH--INSTITUTIONAL
  SHARES
without any Riders            $243.88     $750.90   $1,284.73   $2,676.00
with IPP Rider                $289.16     $886.24   $1,509.25   $3,187.76
with EBB Rider                $274.08     $841.30   $1,434.95   $3,042.87
with IPP & EBB Riders         $319.36     $976.65   $1,659.49   $3,484.56
MFS(R) INVESTORS TRUST
  SERIES--INITIAL CLASS
without any Riders            $261.99     $805.15   $1,374.99   $2,851.02
with IPP Rider                $307.18     $939.75   $1,597.42   $3,358.07
with EBB Rider                $292.13     $895.08   $1,523.83   $3,216.01
with IPP & EBB Riders         $337.32   $1,029.67   $1,746.28   $3,649.08

                                            EXPENSES IF YOU                               EXPENSES IF YOU
                                         ANNUITIZE YOUR POLICY                         SURRENDER YOUR POLICY
                              -------------------------------------------   -------------------------------------------
INVESTMENT DIVISION            1 YR       3 YR        5 YR        10 YR      1 YR       3 YR        5 YR        10 YR
-------------------           -------   ---------   ---------   ---------   -------   ---------   ---------   ---------
MFS(R) RESEARCH SERIES
  --INITIAL CLASS
without any Riders            $422.30     $802.14   $1,369.99   $2,841.36   $422.30     $971.43   $1,496.87   $2,841.36
with IPP Rider                $466.78     $936.76   $1,592.51   $3,348.64   $466.78   $1,103.77   $1,716.56   $3,348.64
with EBB Rider                $451.97     $892.09   $1,518.90   $3,206.49   $451.97   $1,059.86   $1,643.89   $3,206.49
with IPP & EBB Riders         $496.44   $1,026.71   $1,741.43   $3,640.02   $496.44   $1,192.21   $1,863.60   $3,640.02
MFS(R) UTILITIES SERIES
  --INITIAL CLASS
without any Riders            $429.24     $823.18   $1,404.91   $2,908.61   $429.24     $992.12   $1,531.35   $2,908.61
with IPP Rider                $473.66     $957.51   $1,626.62   $3,414.10   $473.66   $1,124.18   $1,750.24   $3,414.10
with EBB Rider                $458.88     $912.93   $1,553.26   $3,273.00   $458.88   $1,080.35   $1,677.82   $3,273.00
with IPP & EBB Riders         $503.31   $1,047.26   $1,774.98   $3,703.19   $503.31   $1,212.41   $1,896.72   $3,703.19
NEUBERGER BERMAN AMT MID-CAP
  GROWTH
without any Riders            $430.22     $826.17   $1,409.87   $2,918.17   $430.22     $995.05   $1,536.24   $2,918.17
with IPP Rider                $474.65     $960.48   $1,631.48   $3,423.39   $474.65   $1,127.10   $1,755.05   $3,423.39
with EBB Rider                $459.86     $915.88   $1,558.14   $3,282.44   $459.86   $1,083.25   $1,682.63   $3,282.44
with IPP & EBB Riders         $504.29   $1,050.21   $1,779.78   $3,712.18   $504.29   $1,215.31   $1,901.46   $3,712.18
T. ROWE PRICE EQUITY INCOME
  PORTFOLIO
without any Riders            $420.33     $796.13   $1,360.01   $2,822.09   $420.33     $965.52   $1,487.02   $2,822.09
with IPP Rider                $464.81     $930.82   $1,582.76   $3,329.88   $464.81   $1,097.94   $1,706.94   $3,329.88
with EBB Rider                $450.00     $886.14   $1,509.08   $3,187.39   $450.00   $1,054.01   $1,634.19   $3,187.39
with IPP & EBB Riders         $494.49   $1,020.84   $1,731.83   $3,621.87   $494.49   $1,186.44   $1,854.12   $3,621.87
VAN ECK WORLDWIDE HARD
  ASSETS
without any Riders            $457.85     $909.84   $1,548.18   $3,182.00   $457.85   $1,077.31   $1,672.80   $3,182.00
with IPP Rider                $502.17   $1,402.99   $1,766.57   $3,679.90   $502.17   $1,208.21   $1,888.42   $3,679.90
with EBB Rider                $487.40     $998.79   $1,694.32   $3,543.23   $487.40   $1,164.76   $1,817.09   $3,543.23
with IPP & EBB Riders         $531.73   $1,131.94   $1,912.71   $3,959.93   $531.73   $1,295.66   $2,032.70   $3,959.93
VAN KAMPEN UIF EMERGING
  MARKETS EQUITY--CLASS I
without any Riders            $526.69   $1,116.17   $1,885.71   $3,808.79   $526.69   $1,280.16   $2,006.04   $3,808.79
with IPP Rider                $570.69   $1,246.44   $2.096.20   $4,288.38   $570.69   $1,408.23   $2,213.85   $4,288.38
with EBB Rider                $556.04   $1,203.20   $2,026.56   $4,161.87   $556.04   $1,365.71   $2,145.10   $4,161.87
with IPP & EBB Riders         $600.03   $1,333.49   $2,237.07   $4,547.62   $600.03   $1,493.81   $2,352.93   $4,547.62

                                        EXPENSES IF YOU DO NOT
                                         SURRENDER YOUR POLICY
                              -------------------------------------------
INVESTMENT DIVISION            1 YR       3 YR        5 YR        10 YR
-------------------           -------   ---------   ---------   ---------
MFS(R) RESEARCH SERIES
  --INITIAL CLASS
without any Riders            $260.97     $802.14   $1,369.99   $2,841.36
with IPP Rider                $306.17     $936.76   $1,592.51   $3,348.64
with EBB Rider                $291.12     $892.09   $1,518.90   $3,206.49
with IPP & EBB Riders         $336.32   $1,026.71   $1,741.43   $3,640.02
MFS(R) UTILITIES SERIES
  --INITIAL CLASS
without any Riders            $268.01     $823.18   $1,404.91   $2,908.61
with IPP Rider                $313.16     $957.51   $1,626.62   $3,414.10
with EBB Rider                $298.14     $912.93   $1,553.26   $3,273.00
with IPP & EBB Riders         $343.30   $1,047.26   $1,774.98   $3,703.19
NEUBERGER BERMAN AMT MID-CAP
  GROWTH
without any Riders            $269.01     $826.17   $1,409.87   $2,918.17
with IPP Rider                $314.17     $960.48   $1,631.48   $3,423.39
with EBB Rider                $299.14     $915.88   $1,558.14   $3,282.44
with IPP & EBB Riders         $344.29   $1,050.21   $1,779.78   $3,712.18
T. ROWE PRICE EQUITY INCOME
  PORTFOLIO
without any Riders            $258.96     $796.13   $1,360.01   $2,841.36
with IPP Rider                $304.17     $930.82   $1,582.76   $3,329.88
with EBB Rider                $289.12     $886.14   $1,509.08   $3,187.39
with IPP & EBB Riders         $334.33   $1,020.84   $1,731.83   $3,621.87
VAN ECK WORLDWIDE HARD
  ASSETS
without any Riders            $297.09      909.84   $1,548.18   $3,182.00
with IPP Rider                $342.13   $1,042.99   $1,766.57   $3,679.90
with EBB Rider                $327.13     $998.79   $1,694.32   $3,543.23
with IPP & EBB Riders         $372.18   $1,131.94   $1,912.71   $3,959.93
VAN KAMPEN UIF EMERGING
  MARKETS EQUITY--CLASS I
without any Riders            $367.06   $1,116.17   $1,885.71   $3,808.79
with IPP Rider                $411.77   $1,246.44   $2,096.20   $4,288.38
with EBB Rider                $396.88   $1,203.20   $2,026.56   $4,161.87
with IPP & EBB Riders         $441.59   $1,333.49   $2,237.07   $4,547.62

           QUESTIONS AND ANSWERS ABOUT MAINSTAY PLUS VARIABLE ANNUITY

     NOTE: THE FOLLOWING SECTION CONTAINS BRIEF QUESTIONS AND ANSWERS ABOUT MAINSTAY PLUS VARIABLE ANNUITY. YOU SHOULD REFER TO THE BODY OF THIS PROSPECTUS FOR MORE DETAILED INFORMATION.

1. WHAT IS MAINSTAY PLUS VARIABLE ANNUITY?

     MainStay Plus Variable Annuity is a flexible premium deferred variable retirement annuity policy. NYLIAC issues the policy. You may allocate premium payments to one or more of the Investment Divisions of the Separate Account, or to the Fixed Account. In addition, you may also allocate premium payments to one or more DCA Advantage Plan Accounts. The Accumulation Value will fluctuate according to the performance of the Investment Divisions selected and the interest credited on amounts in the Fixed Account and the DCA Accounts.

2. WHERE CAN I ALLOCATE MY PREMIUM PAYMENT?

     (a) You can allocate your premium payments to one or more of the following Allocation Alternatives:

        (i) SEPARATE ACCOUNT

             The Separate Account has 37 Investment Divisions, 31 of which are currently available under this product. They are listed as the currently available investment divisions on the first page of this Prospectus. When you allocate a premium payment to one of the Investment Divisions, the Separate Account will invest your premium payment exclusively in shares of the corresponding Eligible Portfolio of the relevant Fund.

        (ii) FIXED ACCOUNT

             Each premium payment, or the portion of any premium payment, you allocate to the Fixed Account will reflect a guaranteed interest rate. (See "The Fixed Account.")

     (b) You can also allocate your premium payments to the DCA Advantage Plan. The DCA Advantage Plan consists of three DCA Advantage Plan Accounts: a 6-month, 12-month and an 18-month account. NYLIAC will credit interest to amounts held in the DCA Advantage Plan Accounts at rates we have set in advance. The DCA Advantage Plan allows you to set up automatic dollar cost averaging from the DCA Advantage Plan Accounts into the Investment Divisions and/or the Fixed Account. (See "DCA Advantage Plan Accounts.")

3. CAN I MAKE TRANSFERS AMONG THE INVESTMENT DIVISIONS AND THE FIXED ACCOUNT?

     You can transfer all or part of the Accumulation Value of your policy between the Investment Divisions or from the Investment Divisions to the Fixed Account at least 30 days before the Annuity Commencement Date, although certain restrictions may apply. Generally, you can transfer a minimum amount of $500, unless we agree otherwise. You can make unlimited transfers each Policy Year subject to the limits on transfers. We reserve the right to charge up to $30 for each transfer after the first twelve in a given Policy Year. (See "Transfers.") You may not transfer money into the Fixed Account if you transferred money out of the Fixed Account during the previous six-month period.

     You can make transfers from the Fixed Account and the DCA Advantage Plan Accounts, although certain restrictions may apply. (See "The Fixed Account" and "The DCA Advantage Plan Accounts.") In addition, you can request transfers through the traditional Dollar Cost Averaging, Automatic Asset Reallocation, or Interest Sweep options described in this Prospectus.

4. WHAT CHARGES ARE ASSESSED AGAINST THE POLICY?

     Before the date we start making Income Payments to you, we will deduct a policy service charge on each Policy Anniversary and upon surrender of the policy if on that date the Accumulation Value is below $20,000. This charge will be the lesser of $30 or 2% of the Accumulation Value at the end of the Policy Year and on the date of surrender. In addition, we deduct on a daily basis a charge for policy administration expenses. This charge is equal to 0.15% (annualized) of the daily average Variable Accumulation Value. (See "Other Charges.")

     The policies are also subject to a charge for certain mortality and expense risks NYLIAC assumes. We also deduct this charge on a daily basis. This charge is equal to 1.25% (annualized) of the daily average Variable Accumulation Value. (See "Other Charges.")

     We impose a surrender charge on certain partial withdrawals or surrenders of the policies based on the amount of premium payments made. This charge is assessed as a percentage of the amount withdrawn during the first six Payment Years following each premium payment. We keep track of each premium payment and assess a charge based on the length of time a premium payment is in your policy before it is withdrawn. The percentage declines after the first three Payment Years as follows:

                                                              SURRENDER
                        PAYMENT YEAR                           CHARGE
                        ------------                          ---------
1...........................................................     7%
2...........................................................     7%
3...........................................................     7%
4...........................................................     6%
5...........................................................     5%
6...........................................................     4%
7+..........................................................     0%

     For purposes of calculating the surrender charge, we treat withdrawals as coming from the oldest premium payment first (on a first-in, first-out basis).

     You can make withdrawals from the policy free of surrender charges based on certain limitations. In any one Policy Year, you may withdraw free of a surrender charge the greatest of (a) 10% of the Accumulation Value as of the last Policy Anniversary (b) 10% of the Accumulation Value at the time of withdrawal or (c) the Accumulation Value of the policy less the accumulated premium payments, all less any prior surrender charge free withdrawals during the policy year. (See "Surrender Charges" and "Exceptions to Surrender Charges.")

     If you selected the Investment Protection Plan Rider (in jurisdictions where available), we will deduct a charge on each policy quarter, based on the amount that is guaranteed. (See "Other Charges--Investment Protection Plan Rider Charge"). The maximum annual charge for this feature is 1% of the amount that is guaranteed. We may deduct a charge from your Accumulation Value if you cancel the Investment Protection Plan. We call this charge a Rider Risk Charge Adjustment. (See "Other Charges--Rider Risk Charge Adjustment"). The maximum Rider Risk Charge Adjustment is 2% of the amount that is guaranteed. We set both of these charges at our sole discretion, subject to the stated maximums. You should consult with your registered representative to determine the percentages we are currently charging before you select the Investment Protection Plan Rider. We will not increase either of these charges after the date the rider becomes effective for the Investment Protection Plan Rider.

     If you elect the Enhanced Beneficiary Benefit ("EBB") Rider (in jurisdictions where available), we will deduct a charge on the first Business Day of each policy quarter that the Rider is in effect based on the Accumulation Value as of that date. We will deduct this charge beginning with the first policy quarter after the Policy Date. This charge will be deducted from each Allocation Alternative and from each DCA Account, if applicable, in proportion to its percentage of the Accumulation Value on the first Business Day of the applicable quarter. The maximum annual charge is 1.00% of the policy's Accumulation Value, applied on a quarterly basis. We may set a lower charge at our sole discretion. You should check with your registered representative to determine the percentage we are currently charging before you elect this Rider. This charge will not change once your policy is issued.

     Finally, the value of the shares of each Fund reflects advisory fees, administration fees and other expenses deducted from the assets of each Fund. (See the Fund prospectuses which accompany this Prospectus.)

5. WHAT ARE THE MINIMUM INITIAL AND MAXIMUM ADDITIONAL PREMIUM PAYMENTS?

     Unless we permit otherwise, except for policies issued to fund a Pension Plan, the minimum initial premium payment is $2,000 for Qualified Policies and $5,000 for Non-Qualified Policies. Except for policies issued to fund a Pension Plan, the minimum additional payment is $100 or such lower amount as we may permit at any time. Unless we permit otherwise, the minimum initial and additional premiums for policies issued to fund a Pension Plan is $10,000.

     You have a choice of sending premium payments directly to NYLIAC or through pre-authorized monthly deductions from banks, credit unions or similar accounts. We may agree to other methods of payment. The maximum aggregate amount of premium payments we accept is up to $1,000,000 without prior approval.

Withdrawals will not reduce the aggregate amount of premium payments. For Qualified Policies, you may not make premium payments in excess of the amount permitted by law for the plan.

6. HOW ARE PREMIUM PAYMENTS ALLOCATED?

     We will allocate the initial premium payment to the Investment Divisions, Fixed Account and/or DCA Advantage Plan Accounts which you selected within two Business Days after receipt, subject to our receipt of all information necessary to issue a policy. Subsequent premium payments will be allocated at the close of the Business Day on which they are received.

     Currently, you may allocate the initial premium payment and, thereafter, may maintain the Accumulation Value in up to 18 Investment Divisions and the DCA Advantage Plan Accounts inclusively, plus the Fixed Account. (See "Automatic Asset Reallocation".) Moreover, you may raise or lower the percentages (which must be in whole numbers) of the premium payment you place in each Allocation Alternative at the time you make a premium payment. The minimum amount which you may place in any one Allocation Alternative is $25, or such lower amount as we may permit. The minimum amount which you may place in any DCA Advantage Plan Account is $5,000. We reserve the right to limit the amount of a premium payment that may be placed in any one Allocation Alternative and/or any DCA Advantage Plan Account and the number of Allocation Alternatives and DCA Advantage Plan Accounts to which you allocate your Accumulation Value.

7. WHAT HAPPENS IF PREMIUM PAYMENTS ARE NOT MADE?

     If we do not receive any premium payments for a period of two years, and both the Accumulation Value of your policy and your total premium payments less any withdrawals and surrender charges are less than $2,000, we reserve the right to terminate your policy subject to applicable state laws. We will notify you of our intention to exercise this right 90 days prior to terminating your policy. If we terminate your policy, we will pay you the Accumulation Value of your policy in one lump sum.

8. CAN I WITHDRAW MONEY FROM THE POLICY BEFORE THE ANNUITY COMMENCEMENT DATE?

     You may make withdrawals from your policy before the Annuity Commencement Date and while the Annuitant is alive. Your withdrawal request must be in a form that is acceptable to us. Under most circumstances, you may make a minimum partial withdrawal of $500. Withdrawals may be subject to a surrender charge. In addition, you may have to pay income tax and a 10% penalty tax may apply if you are under age 59 1/2. (See "Distributions Under the Policy" and "Federal Tax Matters".)

9. HOW WILL NYLIAC MAKE INCOME PAYMENTS ON THE ANNUITY COMMENCEMENT DATE?

     We will make Income Payments on a fixed basis. We do not currently offer a variable income payment option. We will make payments under the Life Income Payment Option over the life of the Annuitant with a guarantee of 10 years of payments, even if the Annuitant dies sooner. Income Payments will always be the same specified amount. (See "Income Payments".) We may offer other options, at our discretion, where permitted by state law.

10. WHAT HAPPENS IF I DIE OR THE ANNUITANT DIES BEFORE THE ANNUITY COMMENCEMENT DATE?

     If you or the Annuitant dies before the Annuity Commencement Date, we will pay the Beneficiary under the policy an amount equal to the greatest of:

        (a) the Accumulation Value, less any outstanding loan balance,

        (b) the sum of all premium payments made, less any outstanding loan balance, partial withdrawals and surrender charges on those partial withdrawals, less any rider charges; or

        (c) the "reset value" (as described under "Death Before Annuity Commencement" in this Prospectus) plus any additional premium payments made since the most recent "reset date," less any outstanding loan balance, partial withdrawals (proportional withdrawals in New York), applicable surrender charges since the most recent "reset date", and any rider charges since the last Reset Anniversary.

     If the Beneficiary is the spouse of the Annuitant and the owner, see Question 11. (Also see "Death Before Annuity Commencement" and "Federal Tax Matters".)

11. WHAT HAPPENS IF MY SPOUSE IS THE BENEFICIARY?

     If you are the owner and Annuitant and you die before the Annuity Commencement Date, your spouse may continue the policy as the new owner and Annuitant if he/she is also the sole primary Beneficiary (for Non-Qualified, IRA, Roth IRA, and SEP policies only; Inherited IRA policies are excluded). If your spouse chooses to continue the policy, we will not pay the death benefit proceeds as a consequence of your death, or the Annuitant's death. If you elect the EBB Rider and the Enhanced Spousal Continuance ("ESC") Rider applies, see the EBB and ESC Riders for details.

12. MAY I RETURN THE POLICY AFTER IT IS DELIVERED?

     You may cancel the policy by returning it or providing written notification to us, or to the registered representative through whom you purchased it, within 10 days of delivery of the policy or such longer period as required under state law. In states where approved, you will receive the policy's Accumulation Value on the date we receive the policy without any deduction for premium taxes or a surrender charge. This amount may be more or less than your premium payments. Otherwise, you will receive from us the greater of (i) the initial premium payment less any prior partial withdrawals or (ii) the Accumulation Value on the date we receive the policy, without any deduction for premium taxes or a surrender charge. We will set forth the provision in your policy.

13. WHAT ABOUT VOTING RIGHTS?

     You can instruct NYLIAC how to vote shares of the Funds in which you have a voting interest through the Separate Account. (See "Voting Rights".)

14. HOW WILL NYLIAC CALCULATE INVESTMENT PERFORMANCE OF THE SEPARATE ACCOUNT?

     YIELDS. The yield of the MainStay VP Cash Management Investment Division refers to the annualized income generated by an investment in that Investment Division over a specified seven-day period. In calculating the yield, we assume that the income generated for that seven-day period is generated each seven-day period over a 52-week period. The current yield is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned in the MainStay VP Cash Management Investment Division is assumed to be reinvested. The effective yield may be slightly higher than the yield because of the compounding effect of this assumed reinvestment. For the seven-day period ended December 31, 2002, the MainStay VP Cash Management Investment Division's yield and effective yield were -0.44% and -0.44%, respectively.

     The yield of the MainStay VP Government--Initial Class, MainStay VP High Yield Corporate Bond--Initial Class or MainStay VP Bond--Initial Class Investment Divisions refers to the annualized income generated in that Investment Division over a specified 30-day period. In calculating the yield, we assume that the income generated by the investment during that 30-day period is generated each 30-day period over a 12-month period. The current yield is shown as a percentage of the investment. For the 30-day period ended December 31, 2002, the annualized yields for the MainStay VP Government--Initial Class, MainStay VP High Yield Corporate Bond--Initial Class and MainStay VP Bond--Initial Class Investment Divisions were 1.33%, 9.08% and 2.25%, respectively.

     The yield calculations do not reflect the effect of any surrender charge that may be applicable to a particular policy. To the extent that the surrender charge is applicable to a particular policy, the yield of that policy will be reduced. Past performance is no indication of future performance. For additional information regarding the yields described above, please refer to the Statement of Additional Information.

     TOTAL RETURN CALCULATIONS. The following tables present performance data for each of the Investment Divisions for periods ending December 31, 2002. The average annual total return (if surrendered) data reflect all Separate Account and Fund annual expenses for the currently available Funds shown in the Table of Fees and Expenses. The average annual total return (if surrendered) figures assume that the policy is surrendered at the end of the periods shown. The annual policy service charge, which is charged to policies with an Accumulation Value of less than $20,000, is not reflected. This fee, if applicable, would reduce the rates of return. The average annual total return (no surrenders) does not reflect the deduction of any surrender charges. All rates of return include the reinvestment of investment income, including interest and dividends.

     Certain Portfolios existed prior to the date that they were added to an Investment Division of the Separate Account. For periods prior to an Investment Division's inception date, the performance of the Investment Division was derived from the performance of the corresponding Portfolios, as modified to reflect the Separate Account and Fund annual expenses as if the policy had been available during the periods shown. The results shown are not an estimate or guarantee of future investment performance for the Investment Divisions.

                      (This page intentionally left blank)

                          AVERAGE ANNUAL TOTAL RETURN
                     (FOR PERIODS ENDED DECEMBER 31, 2002)

                                                MAINSTAY VP                                       MAINSTAY VP
                              MAINSTAY VP         CAPITAL       MAINSTAY VP     MAINSTAY VP         EQUITY          MAINSTAY VP
                                 BOND          APPRECIATION        CASH         CONVERTIBLE         INCOME          GOVERNMENT
  INVESTMENT DIVISIONS:     --INITIAL CLASS   --INITIAL CLASS   MANAGEMENT    --INITIAL CLASS   --INITIAL CLASS   --INITIAL CLASS
  ---------------------     ---------------   ---------------   -----------   ---------------   ---------------   ---------------
PORTFOLIO INCEPTION DATE:    1/23/84           1/29/93          1/29/93        10/1/96              7/2/01         1/29/93
--------------------------
INVESTMENT DIVISION INCEPTION DATE:
-----------------------------------      5/1/95            5/1/95          5/1/95          10/1/96           7/2/01
AVERAGE ANNUAL TOTAL RETURN (IF
SURRENDERED)
1 Year.....                               1.16%            -36.09%          -6.35%         -14.91%               -21.07%
3 Year.....                               5.96%            -24.76%           0.10%          -8.39%             --
5 Year.....                               4.85%             -6.05%           1.90%           2.54%             --
10 Year....                               5.75%            --               --             --                  --
Since Portfolio Inception...              7.78%              5.12%           2.93%           5.46%               -15.54%
Since Investment Division
  Inception*...                           5.61%              3.48%           3.13%           5.46%               -15.58%
AVERAGE ANNUAL TOTAL RETURN (NO
SURRENDERS)
1 Year.....                               7.96%            -31.79%          -0.05%          -9.19%               -15.76%
3 Year.....                               8.00%            -23.11%           2.29%          -6.38%             --
5 Year.....                               5.66%             -5.18%           2.81%           3.43%             --
10 Year....                               5.75%            --               --             --                  --
Since Portfolio Inception...              7.78%              5.12%           2.93%           5.46%               -11.80%
Since Investment Division
  Inception*...                           5.61%              3.48%           3.13%           5.46%               -11.84%

INVESTMENT DIVISION INCEPTION DATE:
-----------------------------------      5/1/95
AVERAGE ANNUAL TOTAL RETURN (IF
SURRENDERED)
1 Year.....                               1.50%
3 Year.....                               5.98%
5 Year.....                               4.79%
10 Year....                             --
Since Portfolio Inception...              5.25%
Since Investment Division
  Inception*...                           5.58%
AVERAGE ANNUAL TOTAL RETURN (NO
SURRENDERS)
1 Year.....                               8.32%
3 Year.....                               8.02%
5 Year.....                               5.61%
10 Year....                             --
Since Portfolio Inception...              5.25%
Since Investment Division
  Inception*...                           5.58%

                                  MAINSTAY VP       MAINSTAY VP       MAINSTAY VP                           ALGER
                                   AMERICAN           DREYFUS         EAGLE ASSET       MAINSTAY VP        AMERICAN
                                    CENTURY            LARGE          MANAGEMENT        LORD ABBETT         SMALL
                                   INCOME &           COMPANY           GROWTH          DEVELOPING      CAPITALIZATION   CALVERT
                                    GROWTH             VALUE            EQUITY            GROWTH          --CLASS O       SOCIAL
    INVESTMENT DIVISIONS:       --INITIAL CLASS   --INITIAL CLASS   --INITIAL CLASS   --INITIAL CLASS       SHARES       BALANCED
    ---------------------       ---------------   ---------------   ---------------   ---------------   --------------   --------
  PORTFOLIO INCEPTION DATE:       5/1/98            5/1/98            5/1/98            5/1/98           9/21/88         9/2/86
------------------------------
INVESTMENT DIVISION INCEPTION DATE:
-----------------------------------      5/1/98            5/1/98            5/1/98            5/1/98           10/1/96
AVERAGE ANNUAL TOTAL RETURN (IF
SURRENDERED)
1 Year.................                  -25.64%           -28.73%           -33.67%           -34.38%           -31.83%
3 Year.................                  -16.10%           -10.98%           -21.46%           -21.79%           -30.20%
5 Year.................                  --                --                --                --                -10.99%
10 Year................                  --                --                --                --                 -0.11%
Since Portfolio Inception...              -5.76%            -5.42%            -1.29%           -11.00%             6.99%
Since Investment Division
  Inception*...........                   -5.76%            -5.42%            -1.29%           -11.00%            -7.51%
AVERAGE ANNUAL TOTAL RETURN (NO
SURRENDERS)
1 Year.................                  -20.64%           -23.93%           -29.21%           -29.97%           -27.25%
3 Year.................                  -14.26%            -9.03%           -19.74%           -20.08%           -28.67%
5 Year.................                  --                --                --                --                -10.16
10 Year................                  --                --                --                --                 -0.11%
Since Portfolio Inception...              -4.83%            -4.48%            -0.32%           -10.12%             6.99%
Since Investment Division
  Inception*...........                   -4.83%            -4.48%            -0.32%           -10.12%            -7.51%

INVESTMENT DIVISION INCEPTION DATE:
-----------------------------------   5/1/95
AVERAGE ANNUAL TOTAL RETURN (IF
SURRENDERED)
1 Year.................               -18.83%
3 Year.................               -10.73%
5 Year.................                -1.64%
10 Year................                 5.13%
Since Portfolio Inception...            6.37%
Since Investment Division
  Inception*...........                 4.75%
AVERAGE ANNUAL TOTAL RETURN (NO
SURRENDERS)
1 Year.................               -13.37%
3 Year.................                -8.77%
5 Year.................                -0.73%
10 Year................                 5.13%
Since Portfolio Inception...            6.37%
Since Investment Division
  Inception*...........                 4.75%

---------------
*Performance is calculated as of the initial date a deposit was received in the Investment Division.

                          MAINSTAY VP
       MAINSTAY VP        HIGH YIELD         MAINSTAY VP        MAINSTAY VP        MAINSTAY VP        MAINSTAY VP
         GROWTH            CORPORATE           INDEXED         INTERNATIONAL        SMALL CAP            TOTAL
         EQUITY              BOND              EQUITY             EQUITY             GROWTH             RETURN
     --INITIAL CLASS    --INITIAL CLASS    --INITIAL CLASS    --INITIAL CLASS    --INITIAL CLASS    --INITIAL CLASS
     ---------------    ---------------    ---------------    ---------------    ---------------    ---------------
         5/1/954            5/1/95             1/29/93            5/1/95             7/2/01             1/29/93
         5/1/95             5/1/95             5/1/95             5/1/95             7/2/01             5/1/95
         -30.01%             -5.70%            -28.13%            -11.68%            -32.01%            -22.91%
         -18.30%             -3.26%            -17.72%            -15.43%            --                 -13.81%
          -2.31%              0.79%             -3.05%             -1.11%            --                  -1.13%
           7.38%            --                 --                 --                 --                 --
           8.52%              5.69%              7.43%              2.25%            -25.32%              5.66%
           6.67%              5.66%              6.74%              2.65%            -25.39%              4.93%
         -25.31%              0.64%            -23.30%             -5.74%            -27.43%            -17.73%
         -16.51%             -1.13%            -15.92%            -13.57%            --                 -11.92%
          -1.40%              1.72%             -2.15%             -0.19%            --                  -0.22%
           7.38%            --                 --                 --                 --                 --
           8.52%              5.69%              7.43%              2.25%            -22.02%              5.66%
           6.67%              5.66%              6.74%              2.65%            -22.08%              4.93%

         -27.06%
          -7.02%
          -3.62%
         --
           5.27%
           5.02%
         -22.15%
          -4.98%
          -2.73%
         --
           5.27%
           5.02%

                                                                                            JANUS ASPEN
                                                                       JANUS ASPEN            SERIES               MFS(R)
        DREYFUS IP                                                       SERIES              WORLDWIDE            INVESTORS
        TECHNOLOGY         FIDELITY(R) VIP      FIDELITY(R) VIP         BALANCED              GROWTH                TRUST
          GROWTH            CONTRAFUND(R)        EQUITY-INCOME       --INSTITUTIONAL      --INSTITUTIONAL          SERIES
     --INITIAL SHARES      --INITIAL CLASS      --INITIAL CLASS          SHARES               SHARES           --INITIAL CLASS
     ----------------      ---------------      ---------------      ---------------      ---------------      ---------------
       8/31/99               1/3/95              10/9/86              9/13/93              9/13/93              10/9/95
         5/1/981               10/1/96              10/1/96              10/1/96              10/1/96              5/1/98
          -44.02%              -16.24%              -23.26%              -13.56%              -31.17%              -26.97%
          -35.70%              -12.61%               -8.39%               -7.83%              -24.07%              -15.85%
         --                      1.35%               -1.98%                5.93%               -1.65%               -5.06%
         --                    --                     8.27%              --                   --                   --
          -23.13%               10.71%                8.41%               10.32%                8.86%                4.22%
          -33.03%                6.21%                3.66%                8.94%                2.99%               -8.23%
          -40.25%              -10.61%              -18.10%               -7.75%              -26.54%              -22.06%
          -34.29%              -10.70%               -6.38%               -5.81%              -22.40%              -14.00%
         --                      2.28%               -1.07%                6.72%               -0.74%               -4.19%
         --                    --                     8.27%              --                   --                   --
          -21.85%               10.71%                8.41%               10.32%                8.86%                4.22%
          -30.04%                6.21%                3.66%                8.94%                2.99%               -7.31%

      7/26/95
         -30.28%
         -20.21%
          -5.49%
         --
           2.95%
          -7.95%
         -25.59%
         -18.46%
          -4.62%
         --
           2.95%
          -7.01%

                          AVERAGE ANNUAL TOTAL RETURN
                     (FOR PERIODS ENDED DECEMBER 31, 2002)

                                                                                                         VAN KAMPEN
                                                               NEUBERGER     T. ROWE                        UIF
                                                MFS(R)          BERMAN        PRICE                       EMERGING
                                               UTILITIES          AMT         EQUITY        VAN ECK       MARKETS
                                                SERIES          MID-CAP       INCOME       WORLDWIDE       EQUITY
          INVESTMENT DIVISIONS:             --INITIAL CLASS     GROWTH      PORTFOLIO     HARD ASSETS    --CLASS I
          ---------------------             ---------------    ---------    ---------     -----------    ----------
        PORTFOLIO INCEPTION DATE:             1/3/95           11/3/97      3/31/94        9/1/89        10/1/96
------------------------------------------
   INVESTMENT DIVISION INCEPTION DATE:
   -----------------------------------          7/2/01          7/2/01        5/1/98        5/1/98        10/1/96
AVERAGE ANNUAL TOTAL RETURN (IF
SURRENDERED)
1 Year....................................      -28.63%         -34.71%       -19.73%       -10.23%        -15.83%
3 Year....................................      -17.42%         -23.79%        -3.62%        -4.51%        -22.51%
5 Year....................................       -2.93%          -1.22%        -0.05%        -6.32%         -7.31%
10 Year...................................      --               --            --             3.60%         --
Since Portfolio Inception.................        7.70%           2.07%         9.43%         1.26%         -5.36%
Since Investment Division Inception*......      -27.52%         -27.55%        -1.22%        -3.55%         -5.41%
AVERAGE ANNUAL TOTAL RETURN (NO
SURRENDERS)
1 Year....................................      -23.83%         -30.32%       -14.33%        -4.20%        -10.17%
3 Year....................................      -15.61%         -22.12%        -1.51%        -2.41%        -20.81%
5 Year....................................       -2.03%          -0.31%         0.87%        -5.45%         -6.45%
10 Year...................................      --               --            --             3.60%         --
Since Portfolio Inception.................        7.70%           2.77%         9.43%         1.26%         -5.36%
Since Investment Division Inception*......      -24.16%         -24.19%        -0.22%        -2.56%         -5.41%

---------------
*Performance is calculated as of the initial date a deposit was received in the Investment Division.

     For additional information regarding the total return calculations described above, you should refer to the Statement of Additional Information.

15. ARE POLICY LOANS AVAILABLE?

     If you have purchased your policy in connection with a Tax-Sheltered Annuity "TSA" (Section 403(b)) plan, you may be able to borrow some of your Accumulation Value subject to certain conditions. (See "Loans".)

16. HOW DO I CONTACT MAINSTAY ANNUITIES OR NYLIAC?


REGULAR MAIL           MainStay Annuities
                       2400 Reliable Parkway
                       Chicago, IL 60686
EXPRESS MAIL           National City Corporation
                       Attn: MainStay Annuities/Lockbox #2400
                       5635 S. Archer Avenue
                       Chicago, IL 60638
CUSTOMER SERVICE       (800) 762-6212
AND UNIT VALUES

                              FINANCIAL STATEMENTS

     The balance sheet of NYLIAC as of December 31, 2002 and 2001 and the statements of income, of stockholder's equity and of cash flows for each of the three years in the period ended December 31, 2002 (including the report of independent accountants) and the Separate Account statement of assets and liabilities as of December 31, 2002 and the statement of operations, statement of changes in net assets and the financial highlights for each of the periods indicated in the Financial Statements (including the report of independent accountants) are included in the Statement of Additional Information. The independent accountants are PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, NY 10036.

                        CONDENSED FINANCIAL INFORMATION

     The following Accumulation Unit values and the number of Accumulation Units outstanding for each Investment Division for each fiscal year ended December 31 presented below are derived from the financial statements audited by PricewaterhouseCoopers LLP, independent accountants, included in the Statement of Additional Information. The Accumulation Unit values and the number of Accumulation Units outstanding for each Investment Division as of December 31, 1997 and for the years in the period then ended, where applicable, are derived from financial statements not included elsewhere herein. Values and units shown are for full year periods beginning January 1* except where indicated.

                                                       MAINSTAY VP
                                                   BOND --INITIAL CLASS
                          ----------------------------------------------------------------------
                           2002     2001     2000     1999     1998     1997     1996    1995(A)
                           ----     ----     ----     ----     ----     ----     ----    -------
Accumulation Unit value
 (beginning of
 period)................  $14.02   $13.01   $12.02   $12.37   $11.50   $10.64   $10.57   $10.00
Accumulation Unit value
 (end of period)........  $15.14   $14.02   $13.01   $12.02   $12.37   $11.50   $10.64   $10.57
Number of units
 outstanding
 (in 000s) (end of
 period)................  14,282   11,339    6,588    6,871    4,993    1,981    1,193      173

                                                       MAINSTAY VP
                                           CAPITAL APPRECIATION --INITIAL CLASS
                          ----------------------------------------------------------------------
                           2002     2001     2000     1999     1998     1997     1996    1995(A)
                           ----     ----     ----     ----     ----     ----     ----    -------
Accumulation Unit value
 (beginning of
 period)................  $19.03   $25.14   $28.55   $23.09   $16.95   $13.92   $11.89   $10.00
Accumulation Unit value
 (end of period)........  $12.98   $19.03   $25.14   $28.55   $23.09   $16.95   $13.92   $11.89
Number of units
 outstanding
 (in 000s) (end of
 period)................  25,441   29,099   29,793   23,024   15,940   11,001    6,949      951

                                                          MAINSTAY VP
                                                        CASH MANAGEMENT
                          ---------------------------------------------------------------------------
                           2002      2001      2000      1999      1998      1997     1996    1995(A)
                           ----      ----      ----      ----      ----      ----     ----    -------
Accumulation Unit value
 (beginning of
 period)................  $  1.27   $  1.24   $  1.18   $  1.14   $  1.10   $ 1.06   $ 1.03   $ 1.00
Accumulation Unit value
 (end of period)........  $  1.27   $  1.27   $  1.24   $  1.18   $  1.14   $ 1.10   $ 1.06   $ 1.03
Number of units
 outstanding
 (in 000s) (end of
 period)................  208,084   205,310   133,091   248,786   105,842   43,157   32,709   13,190

                                                                                            MAINSTAY VP
                                                   MAINSTAY VP                             EQUITY INCOME
                                           CONVERTIBLE --INITIAL CLASS                    --INITIAL CLASS
                          -------------------------------------------------------------   ---------------
                           2002     2001     2000     1999     1998     1997    1996(B)   2002    2001(D)
                           ----     ----     ----     ----     ----     ----    -------   ----    -------
Accumulation Unit value
 (beginning of
 period)................  $15.36   $15.92   $17.00   $12.14   $11.78   $10.35   $10.00    $9.83   $10.00
Accumulation Unit value
 (end of period)........  $13.95   $15.36   $15.92   $17.00   $12.14   $11.78   $10.35    $8.28   $ 9.83
Number of units
 outstanding
 (in 000s) (end of
 period)................   9,467    9,385    7,873    3,826    3,139    2,205    1,250    5,378    1,781


                                                       MAINSTAY VP
                                                GOVERNMENT --INITIAL CLASS
                          ----------------------------------------------------------------------
                           2002     2001     2000     1999     1998     1997     1996    1995(A)
                           ----     ----     ----     ----     ----     ----     ----    -------
Accumulation Unit value
 (beginning of
 period)................  $13.94   $13.26   $11.98   $12.37   $11.51   $10.66   $10.57   $10.00
Accumulation Unit value
 (end of period)........  $15.10   $13.94   $13.26   $11.98   $12.37   $11.51   $10.66   $10.57
Number of units
 outstanding
 (in 000s) (end of
 period)................  15,260    8,293    4,508    5,008    3,208    1,103      855      178


                                                       MAINSTAY VP
                                              GROWTH EQUITY --INITIAL CLASS
                          ----------------------------------------------------------------------
                           2002     2001     2000     1999     1998     1997     1996    1995(A)
                           ----     ----     ----     ----     ----     ----     ----    -------
Accumulation Unit value
 (beginning of
 period)................  $21.84   $26.71   $28.02   $21.87   $17.52   $14.01   $11.42   $10.00
Accumulation Unit value
 (end of period)........  $16.31   $21.84   $26.71   $28.02   $21.87   $17.52   $14.01   $11.42
Number of units
 outstanding
 (in 000s) (end of
 period)................  14,959   16,447   15,714   11,321    8,239    4,979    2,276      241

                                                       MAINSTAY VP
                                        HIGH YIELD CORPORATE BOND --INITIAL CLASS
                          ----------------------------------------------------------------------
                           2002     2001     2000     1999     1998     1997     1996    1995(A)
                           ----     ----     ----     ----     ----     ----     ----    -------
Accumulation Unit value
 (beginning of
 period)................  $15.09   $14.59   $15.72   $14.12   $13.95   $12.52   $10.83   $10.00
Accumulation Unit value
 (end of period)........  $15.19   $15.09   $14.59   $15.72   $14.12   $13.95   $12.52   $10.83
Number of units
 outstanding
 (in 000s) (end of
 period)................  27,478   28,228   25,693   25,509   21,960   14,577    6,539      648

                                                       MAINSTAY VP
                                              INDEXED EQUITY --INITIAL CLASS
                          ----------------------------------------------------------------------
                           2002     2001     2000     1999     1998     1997     1996    1995(A)
                           ----     ----     ----     ----     ----     ----     ----    -------
Accumulation Unit value
 (beginning of
 period)................  $21.39   $24.68   $27.60   $23.19   $18.30   $13.97   $11.58   $10.00
Accumulation Unit value
 (end of period)........  $16.41   $21.39   $24.68   $27.60   $23.19   $18.30   $13.97   $11.58
Number of units
 outstanding
 (in 000s) (end of
 period)................  27,274   30,265   30,595   24,805   17,575    9,982    4,327     3 58

                                                       MAINSTAY VP
                                           INTERNATIONAL EQUITY --INITIAL CLASS
                          ----------------------------------------------------------------------
                           2002     2001     2000     1999     1998     1997     1996    1995(A)
                           ----     ----     ----     ----     ----     ----     ----    -------
Accumulation Unit value
 (beginning of
 period)................  $12.94   $15.26   $18.88   $14.95   $12.32   $11.88   $10.90   $10.00
Accumulation Unit value
 (end of period)........  $12.19   $12.94   $15.26   $18.88   $14.95   $12.32   $11.88   $10.90
Number of units
 outstanding
 (in 000s) (end of
 period)................   1,933    1,537    1,556    1,204    1,012      932      692       67

------------
 * The policies were first offered on May 1, 1995.
(a) For the period May 1, 1995 (commencement of operations) through December 31, 1995.
(b) For the period October 1, 1996 (commencement of operations) through December 31, 1996.
(c) For the period May 1, 1998 (commencement of operations) through December 31, 1998.
(d) For the period July 2, 2001 (commencement of operations) through December 31, 2001.

                        MAINSTAY VP
                         SMALL CAP                                    MAINSTAY VP                                   MAINSTAY VP
                     GROWTH --INITIAL                                 TOTAL RETURN                                     VALUE
                           CLASS                                    --INITIAL CLASS                               --INITIAL CLASS
                     -----------------   ----------------------------------------------------------------------   ---------------
                      2002    2001(D)     2002     2001     2000     1999     1998     1997     1996    1995(A)    2002     2001
                      ----    -------     ----     ----     ----     ----     ----     ----     ----    -------    ----     ----
Accumulation Unit
 value
 (beginning of
 period)...........  $9.48     $10.00    $17.52   $19.89   $21.09   $18.28   $14.58   $12.55   $11.36   $10.00    $18.64   $18.82
Accumulation Unit
 value
 (end of period)...  $6.88     $ 9.48    $14.41   $17.52   $19.89   $21.09   $18.28   $14.58   $12.55   $11.36    $14.51   $18.64
Number of units
 outstanding (in
 000s) (end of
 period)...........  2,600      1,286    14,813   16,939   17,027   14,509   11,136    7,629    5,154      665    11,706   11,482

                                                                                            MAINSTAY VP
                                         MAINSTAY VP                                     AMERICAN CENTURY
                                            VALUE                                        INCOME AND GROWTH
                                     --INITIAL CLASS
                     ----------------------------------------------------   -------------------------------------------
                      2000     1999     1998     1997     1996    1995(A)    2002     2001     2000     1999    1998(C)
                      ----     ----     ----     ----     ----    -------    ----     ----     ----     ----    -------
Accumulation Unit
 value
 (beginning of
 period)...........  $16.91   $15.76   $16.67   $13.76   $11.32   $10.00    $10.00   $11.08   $12.59   $10.86   $10.00
Accumulation Unit
 value
 (end of period)...  $18.82   $16.91   $15.76   $16.67   $13.76   $11.32    $ 7.94   $10.00   $11.08   $12.59   $10.86
Number of units
 outstanding (in
 000s) (end of
 period)...........   8,963    9,782   10,004    7,236    3,377      432     5,461    5,593    5,454    3,997    2,263

                                     MAINSTAY VP                                   MAINSTAY VP
                                       DREYFUS                                     EAGLE ASSET
                                    LARGE COMPANY                                  MANAGEMENT
                                VALUE --INITIAL CLASS                     GROWTH EQUITY --INITIAL CLASS
                     -------------------------------------------   -------------------------------------------
                      2002     2001     2000     1999    1998(C)    2002     2001     2000     1999    1998(C)
                      ----     ----     ----     ----    -------    ----     ----     ----     ----    -------
Accumulation Unit
 value
 (beginning of
 period)...........  $10.61   $11.27   $10.72   $10.19   $10.00    $13.92   $16.92   $19.06   $11.68   $10.00
Accumulation Unit
 value
 (end of period)...  $ 8.07   $10.61   $11.27   $10.72   $10.19    $ 9.85   $13.92   $16.92   $19.06   $11.68
Number of units
 outstanding (in
 000s) (end of
 period)...........   4,314    4,211    3,356    2,397    1,629     8,375    9,537    9,323    2,730    1,408

                                    MAINSTAY VP
                                    LORD ABBETT                                         ALGER AMERICAN
                                    DEVELOPING                                              SMALL
                              GROWTH --INITIAL CLASS                           CAPITALIZATION --CLASS O SHARES
                     -----------------------------------------   ------------------------------------------------------------
                     2002    2001     2000     1999    1998(C)   2002     2001     2000     1999     1998     1997    1996(B)
                     ----    ----     ----     ----    -------   ----     ----     ----     ----     ----     ----    -------
Accumulation Unit
 value
 (beginning of
 period)...........  $8.67   $9.49   $11.89   $ 9.12   $10.00    $8.45   $12.16   $16.93   $11.97   $10.51   $ 9.57   $10.00
Accumulation Unit
 value
 (end of period)...  $6.07   $8.67   $ 9.49   $11.89   $ 9.12    $6.15   $ 8.45   $12.16   $16.93   $11.97   $10.51   $ 9.57
Number of units
 outstanding (in
 000s) (end of
 period)...........  2,893   2,959    3,141    2,276    1,573    7,192    7,864    7,657    3,063    1,904    1,060      125


                                                    CALVERT
                                                SOCIAL BALANCED
                     ----------------------------------------------------------------------
                      2002     2001     2000     1999     1998     1997     1996    1995(A)
                      ----     ----     ----     ----     ----     ----     ----    -------
Accumulation Unit
 value
 (beginning of
 period)...........  $16.41   $17.89   $18.72   $16.92   $14.76   $12.46   $11.22   $10.00
Accumulation Unit
 value
 (end of period)...  $14.22   $16.41   $17.89   $18.72   $16.92   $14.76   $12.46   $11.22
Number of units
 outstanding (in
 000s) (end of
 period)...........   1,627    1,668    1,484      987      594      282      123       17

                        DREYFUS IP
                        TECHNOLOGY                              FIDELITY(R) VIP                              FIDELITY(R) VIP
                     GROWTH --INITIAL                            CONTRAFUND(R)                                EQUITY-INCOME
                          SHARES                                --INITIAL CLASS                              --INITIAL CLASS
                     -----------------   -------------------------------------------------------------   ------------------------
                      2002     2001(D)    2002     2001     2000     1999     1998     1997    1996(B)    2002     2001     2000
                      ----     -------    ----     ----     ----     ----     ----     ----    -------    ----     ----     ----
Accumulation Unit
 value
 (beginning of
 period)...........   $9.84    $10.00    $16.28   $18.82   $20.44   $16.68   $13.01   $10.63   $10.00    $15.26   $16.29   $15.23
Accumulation Unit
 value (end of
 period)...........   $5.88    $ 9.84    $14.56   $16.28   $18.82   $20.44   $16.68   $13.01   $10.63    $12.50   $15.26   $16.29
Number of units
 outstanding (in
 000s) (end of
 period)...........     815       325    16,358   17,160   16,983   12,004    7,022    3,079      241    11,548   11,501    9,762


                              FIDELITY(R) VIP                                         JANUS
                               EQUITY-INCOME                                      ASPEN SERIES
                              --INITIAL CLASS                            BALANCED --INSTITUTIONAL SHARES
                     ----------------------------------   -------------------------------------------------------------
                      1999     1998     1997    1996(B)    2002     2001     2000     1999     1998     1997    1996(B)
                      ----     ----     ----    -------    ----     ----     ----     ----     ----     ----    -------
Accumulation Unit
 value
 (beginning of
 period)...........  $14.53   $13.20   $10.45   $10.00    $18.48   $19.66   $20.40   $16.32   $12.32   $10.24   $10.00
Accumulation Unit
 value (end of
 period)...........  $15.23   $14.53   $13.20   $10.45    $17.05   $18.48   $19.66   $20.40   $16.32   $12.32   $10.24
Number of units
 outstanding (in
 000s) (end of
 period)...........   8,139    5,850    2,267      149    31,372   32,862   30,425   16,575    6,418    2,043      125

------------
(a) For the period May 1, 1995 (commencement of operations) through December 31, 1995.
(b) For the period October 1, 1996 (commencement of operations) through December 31, 1996.
(c) For the period May 1, 1998 (commencement of operations) through December 31, 1998.
(d) For the period July 2, 2001 (commencement of operations) through December 31, 2001.

                                                      JANUS
                                                  ASPEN SERIES                            MFS(R) INVESTORS
                                                    WORLDWIDE                              TRUST SERIES
                                          GROWTH --INSTITUTIONAL SHARES                   --INITIAL CLASS
                          -------------------------------------------------------------   --------------
                           2002     2001     2000     1999     1998     1997    1996(B)   2002     2001
                           ----     ----     ----     ----     ----     ----    -------   ----     ----
Accumulation Unit value
 (beginning of
 period)................  $16.36   $21.39   $25.73   $15.86   $12.48   $10.36   $10.00    $9.07   $10.95
Accumulation Unit value
 (end of period)........  $12.02   $16.36   $21.39   $25.73   $15.86   $12.48   $10.36    $7.07   $ 9.07
Number of units
 outstanding (in 000s)
 (end of period)........  20,859   23,563   23,672   12,816    7,855    4,392      269    3,138    3,303

                                                                        MFS(R)                         MFS(R)
                            MFS(R) INVESTORS
                                TRUST SERIES                            SERIES                         SERIES
                             --INITIAL CLASS
                          -------------------------   ------------------------------------------   ---------------
                           2000     1999    1998(C)   2002     2001     2000     1999    1998(C)   2002    2001(D)
                           ----     ----    -------   ----     ----     ----     ----    -------   ----    -------
Accumulation Unit value
 (beginning of
 period)................  $11.12   $10.57   $10.00    $9.66   $12.44   $13.25   $10.83   $10.00    $8.83   $10.00
Accumulation Unit value
 (end of period)........  $10.95   $11.12   $10.57    $7.19   $ 9.66   $12.44   $13.25   $10.83    $6.72   $ 8.83
Number of units
 outstanding (in 000s)
 (end of period)........   2,695    1,685      435    4,107    4,857    4,054      999      252       45       15

                             NEUBERGER                     T. ROWE PRICE                                   VAN ECK
                            BERMAN AMT                        EQUITY                                   WORLDWIDE HARD
                          MID-CAP GROWTH                 INCOME PORTFOLIO                                  ASSETS
                          ---------------   -------------------------------------------   -----------------------------------------
                          2002    2001(D)    2002     2001     2000     1999    1998(C)   2002     2001     2000    1999    1998(C)
                          ----    -------    ----     ----     ----     ----    -------   ----     ----     ----    ----    -------
Accumulation Unit value
 (beginning of
 period)................  $9.64   $10.00    $11.55   $11.55   $10.36   $10.13   $10.00    $9.28   $10.51   $ 9.57   $8.02   $10.00
Accumulation Unit value
 (end of period)........  $6.72   $ 9.64    $ 9.90   $11.55   $11.55   $10.36   $10.13    $8.89   $ 9.28   $10.51   $9.57   $ 8.02
Number of units
 outstanding (in 000s)
 (end of period)........    249       48     9,056    7,398    3,679    2,387      995      714      378      469     216       53

                                                VAN KAMPEN UIF
                                                   EMERGING
                                         MARKETS EQUITY(E) --CLASS I
                          ----------------------------------------------------------
                          2002    2001     2000     1999    1998     1997    1996(B)
                          ----    ----     ----     ----    ----     ----    -------
Accumulation Unit value
 (beginning of
 period)................  $7.89   $8.55   $14.27   $ 7.40   $9.89   $10.00   $10.00
Accumulation Unit value
 (end of period)........  $7.09   $7.89   $ 8.55   $14.27   $7.40   $ 9.89   $10.00
Number of units
 outstanding (in 000s)
 (end of period)........  3,213   3,172    3,358    1,659     841      827       80

------------
(a) For the period May 1, 1995 (commencement of operations) through December 31, 1995.
(b) For the period October 1, 1996 (commencement of operations) through December 31, 1996.
(c) For the period May 1, 1998 (commencement of operations) through December 31, 1998.
(d) For the period July 2, 2001 (commencement of operations) through December 31, 2001.
(e) Formerly known as Morgan Stanley UIF Emerging Markets Equity.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
                            AND THE SEPARATE ACCOUNT

     NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

     New York Life Insurance and Annuity Corporation ("NYLIAC") is a stock life insurance company incorporated in Delaware in 1980. NYLIAC is licensed to sell life, accident and health insurance and annuities in the District of Columbia and all states. In addition to the policies we describe in this Prospectus, NYLIAC offers other life insurance policies and annuities.

     NYLIAC is a wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), a mutual life insurance company doing business in New York since 1845. NYLIAC held assets of $45 billion at the end of 2002. New York Life has invested in NYLIAC, and will occasionally make additional contributions to NYLIAC in order to maintain capital and surplus in accordance with state requirements.

     THE SEPARATE ACCOUNT

     The Separate Account was established on November 30, 1994, pursuant to resolutions of the NYLIAC Board of Directors. The Separate Account is registered as a unit investment trust with the Securities and Exchange Commission under the Investment Company Act of 1940. The Securities and Exchange Commission, however, does not supervise the management, or the investment practices or policies, of the Separate Account.

     Although the assets of the Separate Account belong to NYLIAC, these assets are held separately from our other assets. The Separate Account assets are not chargeable with liabilities incurred in any of NYLIAC's other business operations (except to the extent that assets in the Separate Account exceed the reserves and other liabilities of that Separate Account). The income, capital gains and capital losses incurred on the assets of the Separate Account are credited to or charged against the assets of the Separate Account, without regard to the income, capital gains or capital losses arising out of any other business NYLIAC may conduct. Therefore, the investment performance of the Separate Account is entirely independent of the investment performance of the Fixed Account, the DCA Accounts and any other separate account of NYLIAC.

     The Separate Account has 37 Investment Divisions, 31 of which are currently available under the product. Premium payments allocated to the Investment Divisions are invested solely in the corresponding Eligible Portfolios of the relevant Fund.

     THE PORTFOLIOS

     The assets of each Eligible Portfolio are separate from the others and each Portfolio has different investment objectives and policies. As a result, each Eligible Portfolio operates as a separate investment Fund and the investment performance of one Portfolio has no effect on the investment performance of any other Portfolio. Portfolios described in this prospectus are different from portfolios that may have similar names but are available directly to the general public. Investment results may differ.

     WE OFFER NO ASSURANCE THAT ANY OF THE ELIGIBLE PORTFOLIOS WILL ATTAIN THEIR RESPECTIVE STATED OBJECTIVES.

     The Funds also make their shares available to certain other separate accounts funding variable life insurance policies offered by NYLIAC. This is called "mixed funding." Except for the MainStay VP Series Fund, all other Funds also make their shares available to separate accounts of insurance companies unaffiliated with NYLIAC. This is called "shared funding." Although we do not anticipate any inherent difficulties arising from mixed and shared funding, it is theoretically possible that, due to differences in tax treatment or other considerations, the interests of owners of various contracts participating in a certain Fund might at some time be in conflict. The Board of Directors/Trustees of each Fund, each Fund's investment advisers, and NYLIAC are required to monitor events to identify any material conflicts that arise from the use of the Funds for mixed and shared funding. For more information about the risks of mixed and shared funding, please refer to the relevant Fund prospectus.

     We provide certain services to you in connection with the investment of premium payments in the Investment Divisions, which, in turn, invest in the Eligible Portfolios. These services include, among others, providing information about the Eligible Portfolios. We receive compensation from the Funds, or from the investment advisers or other service providers of the Funds who may be affiliates of NYLIAC, in return for providing these services. Currently, we receive compensation under various arrangements in amounts ranging from .10% to ..35% annually of the aggregate net asset value of the shares of some of the Eligible Portfolios held by the Investment Divisions.

     The Eligible Portfolios of the relevant Funds, along with their investment advisers, are listed in the following table:
--------------------------------------------------------------------------------


FUND                                INVESTMENT ADVISERS                 ELIGIBLE PORTFOLIOS
                                    -                                   -
MainStay VP Series Fund, Inc.       New York Life Investment            MainStay VP Bond--Initial Class MainStay VP Capital
                                    Management LLC                      Appreciation--Initial Class MainStay VP Cash Management
                                                                        MainStay VP Convertible--Initial Class MainStay VP Equity
                                                                        Income--Initial Class MainStay VP Government--Initial
                                                                        Class MainStay VP Growth Equity--Initial Class MainStay
                                                                        VP High Yield Corporate Bond--Initial Class MainStay VP
                                                                        Indexed Equity--Initial Class MainStay VP International
                                                                        Equity--Initial Class MainStay VP Small Cap
                                                                        Growth--Initial Class MainStay VP Total Return--Initial
                                                                        Class MainStay VP Value--Initial Class MainStay VP
                                                                        American Century Income & Growth --Initial Class
                                                                        MainStay VP Dreyfus Large Company Value--Initial Class
                                                                        MainStay VP Eagle Asset Management Growth Equity
                                                                        --Initial Class
                                                                        MainStay VP Lord Abbett Developing Growth--Initial Class
The Alger American Fund             Fred Alger Management, Inc.         Alger American Small Capitalization--Class O Shares
Calvert Variable Series, Inc.       Calvert Asset Management Company,   Calvert Social Balanced
                                    Inc.
Dreyfus Investment Portfolios       The Dreyfus Corporation             Dreyfus IP Technology Growth--Initial Shares
Fidelity Variable Insurance         Fidelity Management and Research    Fidelity(R) VIP Contrafund(R)--Initial Class
Products Fund                       Company                             Fidelity(R) VIP Equity-Income--Initial Class
Janus Aspen Series                  Janus Capital Management LLC        Janus Aspen Series Balanced--Institutional Shares
                                                                        Janus Aspen Series Worldwide Growth--Institutional Shares
MFS(R) Variable Insurance           MFS(R) Investment Management        MFS(R) Investors Trust Series--Initial Class
Trust(SM)                                                               MFS(R) Research Series--Initial Class MFS(R) Utilities
                                                                        Series--Initial Class
Neuberger Berman Advisers           Neuberger Berman Management Inc.    Neuberger Berman AMT Mid-Cap Growth
Management Trust
The Universal Institutional Funds,  Van Kampen*                         Van Kampen UIF Emerging Markets Equity--Class I
Inc.
T. Rowe Price Equity Series, Inc.   T. Rowe Price Associates, Inc.      T. Rowe Price Equity Income Portfolio
Van Eck Worldwide Insurance Trust   Van Eck Associates Corporation      Van Eck Worldwide Hard Assets

* Morgan Stanley Investment Management, Inc., the investment adviser of the Van Kampen UIF Emerging Markets Equity Portfolio, does business in certain instances as Van Kampen.

Please refer to the accompanying prospectuses of the respective Funds for a complete description of the Funds, the investment advisers, subadvisers and the Portfolios. The Funds' prospectuses should be read carefully before any decision is made concerning the allocation of premium payments to an Investment Division corresponding to a particular Eligible Portfolio.

     ADDITIONS, DELETIONS OR SUBSTITUTIONS OF INVESTMENTS

     NYLIAC retains the right, subject to any applicable law, to make additions to, deletions from, or substitutions for, the Eligible Portfolio shares held by any Investment Division. NYLIAC reserves the right to eliminate the shares of any of the Eligible Portfolios and to substitute shares of another portfolio of a Fund, or of another registered open-end management investment company. We may do this if the shares of the Eligible Portfolios are no longer available for investment or if we believe investment in any Eligible Portfolio would become inappropriate in view of the purposes of the Separate Account. To the extent required by law, we will not make substitutions of shares attributable to your interest in an Investment Division until you have been notified of the change. This does not prevent the Separate Account from purchasing other securities for other series or classes of policies, or from processing a conversion between series or classes of policies on the basis of requests made by policy owners.

     We may establish new Investment Divisions when we determine, in our sole discretion, that marketing, tax, investment or other conditions so warrant. We will make any new Investment Divisions available to existing policy owners on a basis we determine. We may also eliminate one or more Investment Divisions, if we determine, in our sole discretion, that marketing, tax, investment or other conditions warrant.

     In the event of any substitution or change, NYLIAC may, by appropriate endorsement, change the policies to reflect such substitution or change. We also reserve the right to (a) operate the Separate Account as a management company under the Investment Company Act of 1940, (b) deregister it under such Act in the event such registration is no longer required, (c) combine the Separate Account with one or more other separate accounts, and (d) restrict or eliminate the voting rights of persons having voting rights as to the Separate Accounts, as permitted by law.

     REINVESTMENT

     We automatically reinvest all dividends and capital gain distributions from Eligible Portfolios in shares of the distributing Portfolio at their net asset value on the payable date.

                                  THE POLICIES

     This is a flexible premium policy which means additional premium payments can be made. It is issued on the lives of individual Annuitants.

     The policies are variable. This means that the Accumulation Value will fluctuate based on the investment experience of the Investment Divisions you select. The interest credited on the Fixed Accumulation Value and the DCA Accumulation Value will also vary. NYLIAC does not guarantee the investment performance of the Separate Account or of the Funds. You bear the entire investment risk with respect to amounts allocated to the Investment Divisions of the Separate Account. We offer no assurance that the investment objectives of the Investment Divisions will be achieved. Accordingly, amounts allocated to the Investment Divisions of the Separate Account are subject to the risks inherent in the securities markets and, specifically, to price fluctuations in the Funds' investments.

     As the owner of the policy, you have the right to (a) change the Beneficiary, (b) name a new owner (on Non-Qualified Policies only), (c) receive Income Payments, (d) name a payee to receive Income Payments, and (e) transfer funds among the investment divisions. You cannot lose these rights. However, all rights of ownership cease upon your death.

     SELECTING THE VARIABLE ANNUITY THAT'S RIGHT FOR YOU

     In addition to the MainStay Plus Variable Annuity policy described in this prospectus, we offer other variable annuities, with different features, fees and charges. Your registered representative can help you decide which is best for you based on your individual circumstances, time horizon and liquidity preferences.

     The following chart outlines some of the different features for each MainStay variable annuity we offer. The availability of optional policy features, such as those mentioned in the chart, may increase the cost of the policy. Therefore, when selecting a policy, you should consider what policy features you plan to use within your variable annuity. You should also consider the different surrender charge period associated with each policy in light of the length of time you plan to hold your policy (i.e., your time horizon). In addition to the surrender charges, you should also evaluate the available policy features and the different fees associated with each of the features and of the policy.

     The chart below outlines some of the different features for each variable annuity we offer. Your registered representative can provide you with a prospectus for one or more of these annuities, which contains more complete information.


                                                                     MAINSTAY
                                        MAINSTAY PLUS              PREMIUM PLUS            MAINSTAY SELECT
                                       VARIABLE ANNUITY          VARIABLE ANNUITY          VARIABLE ANNUITY
Surrender Charge Period (Based on          6 years                   8 years                   3 years
  each premium payment date)       (7%, 7%, 7%, 6%, 5%, 4%)  (8%, 8%, 8%, 8%, 7%, 6%,        (8%, 8%, 7%)
                                                                     5%, 4%)*
DCA Advantage Plan                           Yes                       Yes                       Yes
                                     (6, 12 and 18 month        (6 month account)          (6 and 12 month
                                          accounts)                                           accounts)
Interest Sweep                               Yes                       Yes                       Yes
Premium Credit                                No                       Yes                        No
Fixed Account                                Yes                       Yes                       Yes
Total Separate Account Charges              1.40%                     1.60%                     1.85%
(mortality and expense risk and
administration fees)
Annual Policy Service Charge                 $30                       $30                       $50
Minimum Cash Value Required to             $20,000                   $100,000                  $100,000
Waive Annual Policy Service
Charge

      All policies and features may not be available in all states.

    * May be different in some states.

     QUALIFIED AND NON-QUALIFIED POLICIES

     We designed the policies primarily for the accumulation of retirement savings, and to provide income at a future date. We issue both Qualified and Non-Qualified Policies. Both types of policies offer tax-deferred accumulation. You may purchase a Qualified Policy for use with any one of the retirement plans listed below.

     (1) Section 403(b) Tax Sheltered Annuities purchased by employees of certain tax-exempt organizations and certain state-supported educational institutions;

     (2) Section 408 or 408A Individual Retirement Annuities ("IRAs"), including Roth IRAs and Inherited IRAs; and

     (3) Section 403(a) annuities.

     Please see "Federal Tax Matters" for a detailed description of these plans.

     If you are considering a Qualified Policy or a Non-Qualified Policy issued to fund a Pension Plan, you should be aware that this annuity will fund a retirement plan that already provides tax deferral under the Internal Revenue Code. In such situations, the tax deferral of the annuity does not provide additional benefits. In addition, you should be aware that there are fees and charges in an annuity that may not be included in other types of investments which may be more or less costly. However, the fees and charges under the policies are designed to provide for certain payment guarantees and features other than tax deferral that may not be available in other investments. They include:

     (1) a Fixed Account option, which features a guaranteed fixed interest rate;

     (2) a death benefit that is payable should you die while the policy is in force, which is reset every year and is guaranteed to be at least the amount of your premium payments, less any outstanding loan balance, partial withdrawals and surrender charges;

     (3) the option for your Beneficiary to receive a guaranteed amount of monthly income for his or her lifetime should you die prior to the Annuity Commencement Date;

     (4) the option to receive (without surrender charges) a guaranteed amount of monthly income for life after the first Policy Year;

     (5) the option for your spouse to continue the policy upon your death prior to the Annuity Commencement Date if your spouse is named the sole primary Beneficiary;

     (6) an Unemployment Benefit Rider (not available for policies issued to fund a Pension Plan) and a Living Needs Benefit Rider, which allow you to withdraw money from your policy without the imposition of surrender charges, subject to the terms of each rider;

     (7) an optional Investment Protection Plan Rider which allows you to surrender the policy and receive an amount equal to the greater of the policy's Accumulation Value or the amount guaranteed under the rider;

     (8) optional Enhanced Beneficiary Benefit Rider and Enhanced Spousal Continuance (ESC) Rider (ESC not available on policies issued to fund a Pension Plan) which allows you to increase your death benefit by a percentage of the gain in the policy; and

     (9) an Interest Sweep feature which provides the opportunity to allocate interest earned on monies in the Fixed Account to the Investment Divisions under the policy.

These features are explained in detail in this Prospectus. You should consult with your tax or legal advisor to determine if the policy is suitable for your tax qualified plan.

     POLICY APPLICATION AND PREMIUM PAYMENTS

     You can purchase a policy by completing an application with a registered representative. The application is sent to us with your initial premium payment. In addition, in states where permitted, you can also instruct a broker-dealer or bank with whom NYLIAC has entered into an agreement to forward the initial premium payment along with our "Policy Request" form to us. If the application or Policy Request supplied by a broker-dealer or bank is complete and accurate, and we have received all other information necessary to process the application, we will credit the initial premium payment within two Business Days after receipt. If we cannot credit the initial premium payment within five Business Days after we receive it because the application or Policy Request is incomplete or inaccurate, we will contact you, the broker-dealer or bank providing the application or Policy Request and explain the reason for the delay. Unless you consent to NYLIAC's retaining the initial premium payment and crediting it as soon as the necessary requirements are fulfilled, we will offer to refund the initial premium payment immediately. Acceptance of applications is subject to NYLIAC's rules. We reserve the right to reject any application or initial premium payment. If we issue a jointly owned policy, ownership rights and privileges under the policy must be exercised jointly and benefits under the policy will be paid upon the death of any joint owner. YOU ARE ENCOURAGED TO SEND SUBSEQUENT PREMIUM PAYMENTS DIRECTLY AS INDICATED IN THE RESPONSE TO QUESTION 16.

     If we issue your policy based on a Policy Request, we will require you to provide to us either a signed acknowledgement of the information contained in the Policy Request in a form acceptable to us, or, where required by applicable state law or regulation, a signed application form. Also policy transactions may not be made unless the Beneficiary designation or transaction request is signature guaranteed. Upon receipt of the signed acknowledgement or application form, the Beneficiary will be specified under the policy and we will process transactions requested with respect to the policy without requiring a signature guarantee.

     We will allocate the initial premium payments to the Investment Divisions, Fixed Account or the DCA Advantage Plan Accounts you have chosen immediately. We will credit subsequent premium payments to the policy at the close of the Business Day on which they are received at MainStay Annuities. Moreover, you may increase or decrease the percentages of the premium payments (which must be in whole number percentages) allocated to each Allocation Alternative at the time a premium payment is made.

     Unless we permit otherwise, except for policies issued to fund a Pension Plan, the minimum initial premium payment is $2,000 for Qualified Policies and $5,000 for Non-Qualified Policies. Except for policies issued to fund a Pension Plan, the minimum additional payment is $100, or such lower amount as we may permit at any time. Unless we permit otherwise, the minimum initial and additional premiums for policies issued to fund a Pension Plan is $10,000. For residents of the states of Massachusetts, Maryland, New Jersey and Washington, however, additional premium payments may only be made until either the Annuitant reaches age 64 or the fourth Policy Year, whichever is later. The currently available methods of payment are direct payments to NYLIAC, pre-authorized monthly deductions from your bank, a credit union or similar accounts and any other method agreed to by us. You may make additional premium payments at any time before the Annuity Commencement Date and while you and the Annuitant are living. The maximum aggregate amount of premium payments we accept is up to $1,000,000 without prior approval. Withdrawals will not reduce the aggregate amount of premium payments. NYLIAC reserves the right to limit the dollar amount of any premium payment.

     For Qualified Policies, you may not make premium payments in any Policy Year that exceed the amount permitted by the plan or by law.

     PAYMENTS RETURNED FOR INSUFFICIENT FUNDS

     If your premium payment is returned for insufficient funds, we reserve the right to reverse the investment options chosen and charge you a $20.00 fee for each returned payment. In addition, the Fund may also redeem shares to cover any losses it incurs as a result of a returned payment. If a payment is returned for insufficient funds for two consecutive periods, the privileges to pay by check or electronically will be suspended until you notify us to reinstate it, and we agree.

     YOUR RIGHT TO CANCEL ("FREE LOOK")

     You may cancel the policy by returning it or providing written notification to us, or to the registered representative through whom you purchased it, within 10 days of delivery of the policy or such longer period as required under state law. In states where approved, you will receive the policy's Accumulation Value on the date we receive the policy, without any deduction for premium taxes. This amount may be more or less than your premium payments. Otherwise, you will receive from us the greater of (i) the initial premium payment less any prior partial withdrawals or (ii) the Accumulation Value on the date we receive the policy, without any deduction for premium taxes or a surrender charge. We will set forth the provision in your policy.

     ISSUE AGES

     We can issue Non-Qualified Policies if both you and the Annuitant are not older than age 85, unless it is limited by a particular state. We will accept additional premium payments until you or the Annuitant reaches the age of 85, unless it is limited by the terms of a particular plan, state or unless we agree otherwise.

     We can issue Qualified Policies if you are between the ages of 18 and 85 (0 and 85 for Inherited IRAs), unless it is limited by a particular state. We will accept additional premium payments until you reach the age of 85, unless it is limited by the terms of a particular plan, state or unless we agree otherwise.

     TRANSFERS

     You may transfer amounts between Investment Divisions of the Separate Account or to the Fixed Account at least 30 days before the Annuity Commencement Date. You may not make transfers into the DCA Advantage Plan Accounts. Transfers made from the DCA Advantage Plan Accounts to the Investment Divisions are subject to different limitations (See "The DCA Advantage Plan".) Except in connection with transfers made pursuant to traditional Dollar Cost Averaging, Automatic Asset Reallocation, Interest Sweep, and the DCA Advantage Plan, the minimum amount that you may transfer from an Investment Division is $500. Except for the traditional Dollar Cost Averaging, Automatic Asset Reallocation and Interest Sweep options, and the DCA Advantage Plan, if the value of the remaining Accumulation Units in an Investment Division or Fixed Account would be less than $500 after you make a transfer, we will transfer the entire value unless NYLIAC in its discretion determines otherwise. The amount(s) transferred to other Investment Divisions must be a minimum of $25 for each Investment Division. Transfers into the Fixed Account may be subject to restrictions. (See "The Fixed Account.")

     Money may not be transferred into the Fixed Account if a transfer was made out of the Fixed Account during the previous six-month period.

     There is no charge for the first twelve transfers in any one Policy Year. NYLIAC reserves the right to charge up to $30 for each transfer in excess of twelve, subject to any applicable state insurance law requirements. Any transfer made in connection with traditional Dollar Cost Averaging, Automatic Asset Reallocation, Interest Sweep and the DCA Advantage Plan will not count as a transfer toward the twelve transfer limit. You may make transfers from the Fixed Account to the Investment Divisions in connection with the Interest Sweep option and in certain other situations. (See "The Fixed Account.")

     Your transfer requests must be in writing on a form approved by NYLIAC or by telephone in accordance with established procedures. (See "Procedures for Telephone/Web Transactions" below.) Faxed requests are not acceptable, unless we agree otherwise. We will make transfers from Investment Divisions based on the Accumulation Unit values at the end of the Business Day on which we receive the transfer request. (See "Delay of Payments".) Transfers may be limited in connection with third party investment advisory arrangements.

     (a) Limits on Transfers.

     Your right to make transfers under the policy is subject to modification if we determine, in our sole opinion, that the exercise of that right will disadvantage or potentially hurt the rights or interests of other policyowners. Any modification could be applied to transfers to or from some or all of the Investment

Divisions and could include, but not be limited to, not accepting a transfer request from any person, asset allocation and/or market timing services made on your behalf and/or limiting the amount that may be transferred into or out of any Investment Division at any one time. Such restrictions may be applied in any manner reasonably designed to prevent any use of the transfer right which we consider to be to the actual or potential disadvantage of other policy owners.

     Currently we reserve the right to reject, without prior notice, transfer requests into or out of any Investment Division if the amount of the request (either alone or when combined with amounts from other policies owned by or under the control of the same individual or entity) would exceed $500,000.

     Also, if you or someone acting on your behalf requests more than two transfers into or out of one or more Investment Divisions within any 30-day period, and/or requests one or more transfers of sums in excess of the $500,000 limit described above, we currently reserve the right to require that all subsequent transfer requests for your policy be made through the U.S. mail or an overnight courier. We will provide you with written notice prior to implementing this limitation.

     In addition, orders for the purchase of portfolio shares are subject to acceptance by the relevant Fund. We reserve the right to reject, without prior notice, any transfer request into an Investment Division if the purchase of shares in the corresponding portfolio is not accepted by the Fund for any reason.

     PROCEDURES FOR TELEPHONE/WEB TRANSACTIONS

     You may authorize us to accept telephone/Web instructions from you or other persons you designate for the following types of transactions: premium allocations, transfers among Allocation Alternatives and/or the DCA Advantage Plan, partial withdrawals, periodic partial withdrawals, traditional Dollar Cost Averaging, Automatic Asset Reallocation, Interest Sweep, or to reset or cancel the Investment Protection Plan Rider. You can elect this feature by completing and signing a Telephone/Web Authorization form. Telephone/Web Authorization may be elected, changed or canceled at any time. You, or other persons you designate, may effect transactions by telephone and speaking with a service representative at (800) 762-6212 or on the Web. Furthermore, we will confirm all telephone/Web transactions in writing. Not all transactions are available on the Web.

     NYLIAC is not liable for any loss, cost or expense for action on telephone/Web instructions which are believed to be genuine in accordance with these procedures. We must receive telephone/Web transfer requests no later than 4:00 p.m. Eastern Time in order to assure same day processing. We will process requests received after 4:00 p.m. Eastern Time on the next Business Day.

     DOLLAR COST AVERAGING PROGRAMS

     The main objective of dollar cost averaging is to achieve an average cost per share that is lower than the average price per share during volatile market conditions. Since you transfer the same dollar amount to an Investment Division with each transfer, you purchase more units in an Investment Division if the value per unit is low and fewer units if the value per unit is high. Therefore, you achieve a lower than average cost per unit if prices fluctuate over the long term. Similarly, for each transfer out of an Investment Division, you sell more units in an Investment Division if the value per unit is low and fewer units if the value per unit is high. Dollar Cost Averaging does not assure a profit or protect against a loss in declining markets. Because it involves continuous investing regardless of price levels, you should consider your financial ability to continue to make purchases during periods of low price levels. NYLIAC will also offer the DCA Advantage Plan under which you may utilize the 6-month, 12-month or 18-month DCA Advantage Plan Accounts. (See "The DCA Advantage Plan Accounts".) We do not count transfers under dollar cost averaging as part of your 12 free transfers each Policy Year.

     We have set forth below an example of how Dollar Cost Averaging works. In the example, we have assumed that you want to move $100 from the MainStay VP Cash Management Investment Division to the MainStay VP Growth Equity--Initial Class Investment Division each month. Assuming the Accumulation Unit values below, you would purchase the following number of Accumulation Units:


                AMOUNT            ACCUMULATION         ACCUMULATION UNITS
              TRANSFERRED         MUNIT VALUE              PURCHASED
  1              $100                $10.00                  10.00
  2              $100                $ 8.00                  12.50
  3              $100                $12.50                   8.00
  4              $100                $ 7.50                  13.33
Total            $400                $38.00                  43.83

                  The average unit price is calculated as follows:

   Total share price           $38.00
-----------------------     =  ------    =  $9.50
    Number of months             4

                   The average unit cost is calculated as follows:

  Total amount transferred         $400.00
----------------------------    =  -------    =  $9.13
   Total units purchased            43.83

     In this example, you would have paid an average cost of $9.13 per unit while the average price per unit is $9.50.

     (a) Traditional Dollar Cost Averaging

     This option permits systematic investing to be made in equal installments over various market cycles to help reduce risk. You may specify, prior to the Annuity Commencement Date, a specific dollar amount to be transferred from any Investment Divisions to any combination of Investment Divisions and/or the Fixed Account. You specify the Investment Divisions to transfer money from, the Investment Divisions and/or Fixed Account to transfer money to, the amounts to be transferred, the date on which transfers will be made, subject to our rules, and the frequency of the transfers (either monthly, quarterly, semi-annually or annually). You may not make transfers from the Fixed Account, but you may make transfers into the Fixed Account. Each transfer from an Investment Division must be at least $100. You must have a minimum Accumulation Value of $5,000 to elect this option. NYLIAC may reduce the minimum transfer amount and minimum Accumulation Value at its discretion.

     NYLIAC will make all dollar cost averaging transfers on the day of each calendar month that you specify or on the next Business Day (if the day you have specified is not a Business Day or does not exist in that month). You may specify any day of the month. In order to process a transfer under our traditional Dollar Cost Averaging option, NYLIAC must have received a request in writing on a form acceptable by us, or by telephone (see "Procedures for Telephone/Web Transactions") no later than one week prior to the date the transfers are to begin.

     You may cancel the traditional Dollar Cost Averaging option at any time in a written request or by telephone (see "Procedures for Telephone/Web Transactions"). NYLIAC may also cancel this option if the Accumulation Value is less than $5,000, or such lower amount as we may determine. You may not elect the traditional Dollar Cost Averaging option if you have selected the Automatic Asset Reallocation option.

     (b) The DCA Advantage Plan

     This feature permits you to set up automatic dollar cost averaging using the 6-month, 12-month and/or 18-month DCA Advantage Plan Accounts when an initial premium payment or a subsequent premium payment is made. You can request the DCA Advantage Plan in addition to the traditional Dollar Cost Averaging, Automatic Asset Reallocation, or Interest Sweep options.

     You can enroll in any one, two or all three DCA Advantage Plan Accounts. You must allocate a minimum of $5,000 in each DCA Advantage Plan Account that is selected. If you send less than the $5,000 minimum to be allocated to a DCA Advantage Plan Account, the payment will be automatically applied to the Investment Divisions and/or a 1-Year Fixed Account that you have specified to receive transfers from such DCA Advantage Plan Account. You must specify the Investment Divisions into which transfers from the DCA Advantage Plan Accounts are to be made. However, you may not select a DCA Advantage Plan Account with a duration which would extend beyond the Annuity Commencement Date. Amounts in the DCA Advantage Plan Accounts will be transferred to the Investment Divisions in 6 monthly transfers if the 6-month DCA Advantage Plan Account is selected, in 12-monthly or 4-quarterly transfers if the 12-month DCA Advantage Plan Account is selected or in 18-monthly or 6-quarterly transfers if the 18-month DCA Advantage Plan Account is selected. For monthly transfers, dollar cost averaging will begin one month from the date NYLIAC receives the premium payment and transfers will be made on the same day or on the next Business Day (if the day is not a Business Day or does not exist in that month) each subsequent month for the duration of the DCA Advantage Plan Account. For quarterly transfers, dollar cost averaging will begin three months from the date NYLIAC receives the premium payment and transfers will be made on the same day or on the next Business Day (if the day is not a Business Day or does not exist in that month) every subsequent three month period for the duration of the DCA Advantage Plan Account. The amount of each transfer will be calculated at the time of the transfer based on the number of remaining monthly or quarterly transfers and the remaining value in a DCA Advantage Plan Account. For example, the amount of the first monthly transfer out of a 6-month DCA Advantage Plan Account will equal 1/6 of the value of the DCA Advantage Plan Account on the date of the transfer. The amount of each of the five remaining transfers will equal 1/5, 1/4, 1/3, 1/2 and the balance, respectively, of the value of the DCA Advantage Plan Account on the date of each transfer.

     You may have a 6-month, a 12-month and an 18-month DCA Advantage Plan Account open simultaneously in accordance with established procedures. However, you may not have more than one DCA Advantage Plan Account with the same duration open at the same time. Accordingly, any subsequent premium payment we receive for a duration that is already open will be allocated to that same DCA Advantage Plan Account already opened. The entire value of the DCA Advantage Plan Account will be completely transferred to the Investment Divisions within the duration specified. For example, if you allocate an initial premium payment to the 12-month DCA Advantage Plan Account under which the 12-month term will end on December 31, 2003 and you make a subsequent premium payment to the 12-month DCA Advantage Plan Account before December 31, 2003, we will allocate the subsequent premium payment to the same 12-month DCA Advantage Plan Account already opened and transfer the entire value of the 12-month DCA Advantage Plan Account to the Investment Divisions and/or Fixed Account by December 31, 2003 even though a portion of the money was not in that DCA Advantage Plan Account for the entire 12-month period.

     You can make partial withdrawals and transfers (in addition to the automatic transfers described above) from the DCA Advantage Plan Accounts. We will make partial withdrawals and transfers first from the DCA Accumulation Value attributed to the initial premium payment and then from the DCA Accumulation Value attributed to subsequent allocations in the order received.

     You cannot make transfers into the DCA Advantage Plan Accounts from any Allocation Alternative.

     This feature is available to you at no additional cost.

     AUTOMATIC ASSET REALLOCATION

     This option allows you to maintain the percentage allocated to each Investment Division at a pre-set level. For example, you might specify that 50% of the Variable Accumulation Value of your policy be allocated to the MainStay VP Convertible--Initial Class Investment Division and 50% of the Variable Accumulation Value be allocated to the MainStay VP International Equity--Initial Class Investment Division. Over time, the fluctuations in each of these Investment Division's investment results will shift the percentages. If you elect this Automatic Asset Reallocation option, NYLIAC will automatically transfer your Variable Accumulation Value back to the percentages you specify. You may choose to have reallocations made quarterly, semi-annually or annually. You must also specify the day of the month that reallocations are to occur. The minimum Variable Accumulation Value required to elect this option is $5,000. There is no minimum amount which you must allocate among the Investment Divisions under this option. You may elect Automatic Asset Reallocation by submitting the request in writing on a form acceptable to us no later than one week prior to the date the transfers are to begin. You may not elect the Automatic Asset Reallocation option if you have selected the Dollar Cost Averaging option.

     You can cancel the Automatic Asset Reallocation option at any time in a written request or by telephone (see "Procedures for Telephone/Web Transactions"). NYLIAC may also cancel this option if the Accumulation Value is less than $5,000, or such a lower amount as we may determine.

     This feature is available to you at no additional cost.

     INTEREST SWEEP

     You can request, prior to the Annuity Commencement Date, that the interest earned on monies allocated to the Fixed Account be transferred from the Fixed Account to any combination of Investment Divisions. You will specify the Investment Divisions, the frequency of the transfers (either monthly, quarterly, semi-annually or annually), and the day of each calendar month to make the transfers. The minimum Fixed Accumulation Value required to elect this option is $5,000, but this amount may be reduced at our discretion. NYLIAC will make all Interest Sweep transfers on the day of each calendar month you have specified or on the next Business Day (if the day you have specified is not a Business Day or does not exist in that month).

     You may request the Interest Sweep option in addition to either traditional Dollar Cost Averaging, Automatic Asset Reallocation or the DCA Advantage Plan. If an Interest Sweep transfer is scheduled for the same day as a transfer related to the traditional Dollar Cost Averaging option, the Automatic Asset Reallocation option or the DCA Advantage Plan, we will process the Interest Sweep transfer first.

     YOU MAY NOT TRANSFER MORE THAN 20% of the Fixed Accumulation Value at the beginning of the Policy Year from the Fixed Account to the Investment Divisions during a Policy Year. (See "The Fixed Account--Transfers to Investment Divisions".) If an Interest Sweep option transfer would cause more than 20% of the Fixed Accumulation Value at the beginning of the Policy Year to be transferred from the Fixed Account, we will not process the transfer and the Interest Sweep option will be automatically suspended. Participation in the Interest Sweep option will not affect the applicability of the Fixed Account Initial Premium Guarantee. (See "The Fixed Account -- Fixed Account Initial Premium Guarantee).

     You can cancel the Interest Sweep option at any time in a written request on a form acceptable to us or by telephone (see "Procedures for Telephone/Web Transactions"). We may also cancel this option if the Fixed Accumulation Value is less than $5,000, or such a lower amount as we may determine.

     This feature is available to you at no additional cost.

     ACCUMULATION PERIOD

     (a) Crediting of Premium Payments

     You can allocate a portion of each premium payment to one or more Investment Divisions or the Fixed Account. The minimum amount that you may allocate to any one Investment Division or the Fixed Account is $25 (or such lower amount as we may permit). You may also allocate all or a portion of each premium payment to one or more DCA Advantage Plan Accounts. The minimum amount that you may allocate to a DCA Account is $5,000. (See "The DCA Advantage Plan".) We will allocate the initial premium payment to the Allocation Alternatives and/or the DCA Advantage Plan Accounts you have specified within two Business Days after receipt. We will also allocate additional premium payments to the Allocation Alternatives and/or the DCA Advantage Plan Accounts at the close of the Business Day on which they are received at MainStay Annuities.

     We will credit that portion of each premium payment you allocate to an Investment Division in the form of Accumulation Units. We determine the number of Accumulation Units we credit to a policy by dividing the amount allocated to each Investment Division by the Accumulation Unit value for that Investment Division on the day we are making this calculation. The value of an Accumulation Unit will vary depending on the investment experience of the Portfolio in which the Investment Division invests. The number of Accumulation Units we credit to a policy will not, however, change as a result of any fluctuations in the value of an Accumulation Unit. (See "The Fixed Account" for a description of interest crediting.)

     (b) Valuation of Accumulation Units

     The value of Accumulation Units in each Investment Division will change daily to reflect the investment experience of the corresponding Portfolio as well as the daily deduction of the Separate Account charges. The Statement of Additional Information contains a detailed description of how we value the Accumulation Units.

     RIDERS

     At no additional charge, we include two riders under the policy: an Unemployment Benefit Rider (for IRAs, Roth IRAs, Inherited IRAs and all Non-Qualified Policies except policies issued to fund a Pension Plan) and a Living Needs Benefit Rider (for all types of policies). These two riders provide for an increase in the amount that can be withdrawn from your policy which will not be subject to a surrender charge upon the happening of certain qualifying events. We also offer the Investment Protection Plan Rider* and Enhanced Beneficiary Benefit ("EBB") Rider, each at an additional cost. If you elect the EBB and if your spouse is the sole primary Beneficiary, your policy will also include the Enhanced Spousal Continuance Rider (except policies issued to fund a Pension Plan) at no extra charge. Each of the riders is available only in those jurisdictions where it has been approved. Please consult with your registered representative regarding the availability of these riders in your jurisdiction.

     (a) Living Needs Benefit Rider

     If the Annuitant enters a nursing home, becomes terminally ill or disabled, you may be eligible to receive all or a portion of the Accumulation Value without paying a surrender charge. The policy must have been inforce for at least one year and have a minimum Accumulation Value of $5,000. You must also provide us with proof that the Annuitant has spent 60 or more consecutive days in a nursing home, is terminally ill or disabled. Withdrawals will be taxable to the extent of gain and, prior to age 59 1/2, may be subject to a 10% IRS penalty. This rider is in effect in all jurisdictions where approved. To apply for the disability provision of this benefit, you must be classified as disabled by the Social Security Administration. You are no longer eligible for the benefit once you begin collecting Social Security retirement benefits. There is no additional charge for this rider.

     (b) Unemployment Benefit Rider

     For all IRA, Roth IRA, Inherited IRA and all Non-Qualified Policies (except policies issued to fund a Pension Plan), if you become unemployed, you may be eligible to increase the amount that can be withdrawn from your policy up to 50% without paying surrender charges. This rider can only be used once. The policy must have been inforce for at least one year and have a minimum Accumulation Value of $5,000. You also must have been unemployed for at least 60 consecutive days. Withdrawals may be taxable transactions and, prior to age 59 1/2, may be subject to a 10% IRS penalty. This rider is in effect in all states where approved. To apply for this benefit, you must submit a determination letter from the applicable state's Department of Labor indicating that you qualify for, and are receiving unemployment benefits. There is no additional charge for this rider.

     (c) Investment Protection Plan Rider* (optional)

     THE INVESTMENT PROTECTION PLAN RIDER IS AVAILABLE ONLY IN JURISDICTIONS WHERE APPROVED. If you select this rider, you will be able to surrender the policy and receive the greater of the policy Accumulation Value or the amount that is guaranteed under the rider. While this rider is in effect, we will deduct a charge from your Accumulation Value on each policy quarter. (See "Other Charges--Investment Protection Plan Rider Charge"). When you make a partial withdrawal, we will reduce the amount that is guaranteed under the rider by the amount of the proportional withdrawal. The proportional withdrawal is equal to the amount withdrawn from the policy (including any amount withdrawn for the surrender charge) divided by the Accumulation Value immediately preceding the withdrawal, multiplied by the amount that is guaranteed immediately preceding the withdrawal.

     The amount that is guaranteed under the rider will depend on when you select or reset it:

          (i) At the time of application: The amount that is guaranteed will equal the initial premium payment plus any additional premium payments we receive in the first Policy Year, less all proportional withdrawals. Premium payments made on or after the first Policy Year will not be included in the amount that is guaranteed. The rider will take effect on the Policy Date.

          (ii) While the policy is in force: The amount that is guaranteed will equal the Accumulation Value on the date the rider takes effect, less all proportional withdrawals. The rider will take effect on the next Policy Anniversary following the date we receive your application for the rider.

          (iii) Resetting the guaranteed amount: You may request to reset the amount that is guaranteed at any time while the rider is in effect. The reset will take effect on the Policy Anniversary immediately following the date we receive your request to reset. The amount that is guaranteed will equal the Accumulation Value on the next Policy Anniversary, less all proportional withdrawals. We will also reset a new charge for the rider and the Rider Risk Charge Adjustment on that Policy Anniversary. (See "Other Charges--Investment Protection Plan Rider Charge" and "Other Charges--Rider Risk Charge Adjustment").

---------------

* In Oregon, this rider is called the Accumulation Value Protection Plan.

     You will be eligible to receive the benefit under this rider beginning on the tenth Policy Anniversary after the later of (1) the effective date of the rider or (2) the effective date of any reset. You may also exercise this benefit on any Policy Anniversary subsequent to the tenth. To exercise this benefit, you must send us a written request to surrender the policy no later than ten Business Days after the applicable Policy Anniversary. Amounts paid to you under the terms of this rider may be taxable and you may be subject to a 10% tax penalty if paid before you reach age 59 1/2.

     You may cancel this rider within 30 days after delivery of the rider or, if you selected this feature at the time of application, within 30 days after delivery of the policy. You must return the rider to us or to the registered representative through whom it was purchased, with a written request for cancellation. Upon receipt of this request, we will promptly cancel the rider and refund any Investment Protection Plan Rider charge which may have been deducted. After this 30-day period, you still have the right to discontinue the rider. However, to the extent permitted by state law, we will deduct a Rider Risk Charge Adjustment from your Accumulation Value and we will not refund any Investment Protection Plan Rider charge which may have been deducted. (See "Other Charges--Rider Risk Charge Adjustment"). The cancellation will be effective on the date we receive your request.

     This rider is available on all Non-Qualified and Roth IRA policies so long as the first date that you can exercise and receive benefits under the rider is before the Annuity Commencement Date. The rider is also available on IRA and SEP-IRA policies if the policy owner is younger than age 66 on the date the rider takes effect.

     Because this rider generally provides protection against decreases in the policy's Accumulation Value due to negative investment performance, this rider may not be a benefit to you if all or most of your Accumulation Value is allocated to the Fixed Account. You should select this rider only if you have or intend to have most or all of your Accumulation Value allocated to the Investment Divisions.

     This rider will provide no benefit if you surrender the policy before the Policy Anniversary on which you are eligible to exercise the rider. Therefore, you should select this rider only if you intend to keep the policy for at least ten years.

     We have set forth below an example of how the benefit of this rider may be realized and how partial withdrawals will impact the guaranteed amount. In this example, we have assumed the following:

          (1) the rider is selected at the time of application;

          (2) an initial premium payment of $100,000 is made;

          (3) no additional premium payments are made;

          (4) a withdrawal of $20,000 is made in the eighth Policy Year;

          (5) the Accumulation Value immediately preceding the withdrawal has decreased to $80,000; and

          (6) the Accumulation Value on the tenth Policy Year has decreased to $50,000.

     The guaranteed amount at time of application was $100,000. When the partial withdrawal was made in the eighth Policy Year, we reduced the guaranteed amount by the amount of the proportional withdrawal. We calculated the amount of the proportional withdrawal by taking the requested withdrawal amount, dividing it by the Accumulation Value immediately preceding the withdrawal, and then multiplying that number by the guaranteed amount immediately preceding the withdrawal.

        Proportional withdrawal = ($20,000/$80,000) x $100,000 = $25,000

     To determine the new guaranteed amount after the withdrawal, we subtracted the amount of the proportional withdrawal from the initial guaranteed amount:
($100,000 - $25,000) = $75,000. If this policy is surrendered in the tenth Policy Year, the policy owner receives $75,000 even though the Accumulation Value has decreased to $50,000.

     (d) Enhanced Beneficiary Benefit Rider (optional)

     The EBB Rider is available only at the time of application, in jurisdictions where approved. The EBB Rider is not available if the oldest owner or Annuitant is over age 75 at the time of application. The EBB Rider is available on Non-Qualified Policies. The EBB Rider can increase the death benefit if you or the Annuitant die before the Annuity Commencement Date. If you select this Rider, the EBB, in addition to the amount payable under the terms of your policy, may be payable to your Beneficiary(ies) if you, or the Annuitant (if you are not the Annuitant), die prior to the Annuity Commencement Date. Therefore, under this Rider, the total death benefit payable will be the greatest of any of the amounts payable as described in the Death Before Annuity Commencement section of the Prospectus plus the EBB, if any.

     While this Rider is in effect, we will deduct a charge from your Accumulation Value on each policy quarter. (See "CHARGES AND DEDUCTIONS -- Other Charges -- Enhanced Beneficiary Benefit Rider Charge.")

     The payment under the EBB Rider is calculated as a percentage of any Gain in the policy as of the date we receive all necessary requirements to pay death benefit proceeds. The applicable percentage varies based upon the issue age of you or the Annuitant, whoever is older. Currently, the applicable percentages are as follows: 50% where the oldest owner or Annuitant is 70 or younger, and 25% where the oldest owner or Annuitant is 71 to 75 inclusive. We may change the applicable percentages under the EBB Rider from time to time, within the following ranges:

              AGE OF OLDEST OWNER                                   RANGE OF
                 OR ANNUITANT                                APPLICABLE PERCENTAGES
              -------------------                            ----------------------
70 or younger                                    Not less than 40% nor greater than 60%
71 to 75 inclusive                               Not less than 20% nor greater than 40%

     When you select the EBB Rider, the applicable percentage will appear on your Policy Data Page. The applicable percentage for the policy will not change once the policy is issued. Please check with your registered representative for further details.

     The Gain equals the policy's Accumulation Value minus the Adjusted Premium Payments. Adjusted Premium Payments are the total of all premium payments less Proportional Withdrawals. Proportional Withdrawals are the amount(s) withdrawn from the policy divided by the policy's Accumulation Value immediately preceding the withdrawal, multiplied by the total of all Adjusted Premium Payments immediately preceding the withdrawal.

     If more than one Beneficiary is named, each Beneficiary will be paid a pro rata portion of the EBB. The EBB will be calculated for a Beneficiary on each date that we receive all necessary requirements to pay such Beneficiary. Due to market fluctuations, the EBB may increase or decrease and Beneficiaries may therefore be paid different amounts.

     The maximum amount payable under the EBB Rider, regardless of the Gain, is equal to a percentage of Adjusted Premium Payments. The current applicable percentages are as follows: 100% where the oldest owner or Annuitant is 70 or younger, and 75% where the oldest owner or Annuitant is 71 to 75 inclusive. We may change the applicable percentages under the EBB Rider from time to time, but the maximum amount payable will not exceed 200% of Adjusted Premium Payments. If you select this Rider, the applicable percentage will appear on your Policy Data Page. Please check with your registered representative for further details.

     There will be no payment under the EBB Rider if on the date we calculate the EBB: 1) there is no Gain, 2) the policy's Accumulation Value is less than your premium payments made and not previously withdrawn, or 3) the Rider has ended or terminated. The EBB Rider will end on the earliest of the following: 1) on the Annuity Commencement Date, 2) if you surrender the policy, 3) if your spouse, as the sole primary Beneficiary, elects to continue the policy upon your death (see "THE POLICIES -- Riders -- Enhanced Spousal Continuance Rider"), 4) if the Annuitant was your spouse and you, as the sole primary Beneficiary, elect to continue the policy upon your spouse's death, or 5) if you transfer ownership of the policy. As discussed in "THE POLICIES -- Riders -- Enhanced Spousal Continuance Rider," except for policies issued to fund a Pension Plan, if upon your death prior to the Annuity Commencement Date your spouse elects to continue the policy as the new owner (and Annuitant, if you are the Annuitant), the Accumulation Value will be adjusted (as of the date we receive due proof of death and all other requirements) to equal the greatest of any of the amounts payable as described in the Death Before Annuity Commencement section of the Prospectus, plus, if applicable, any EBB provided by the EBB Rider. You cannot cancel this Rider without surrendering your policy.

     Below is an example of how the benefit of this Rider may be realized and how withdrawals impact the benefit under this Rider. In this example, we assume the following:

     1. The Rider is elected at the time of application;

     2. You purchase this policy with a $200,000 initial premium payment (no additional premium payments are made);

     3. A withdrawal of $20,000 is made in the fourth Policy Year;

     4. Immediately preceding the withdrawal, the Accumulation Value has increased to $250,000, and the total Adjusted Premium Payments equaled $200,000 (since there have been no previous withdrawals);

     5. You (or the Annuitant, if you are not the Annuitant) die in the fifth Policy Year and the Accumulation Value of the policy has increased once again to $250,000 as of the date we receive the necessary requirements to pay the death benefit; and

     6. The Enhanced Beneficiary Benefit Rider percentage equals 50%.

     First, the Proportional Withdrawal amount is calculated (withdrawal amount divided by the Accumulation Value immediately preceding the withdrawal, multiplied by the Adjusted Premium Payments immediately preceding the withdrawal):

          Proportional Withdrawal = ($20,000/$250,000) X $200,000 = $16,000

     Second, the amount of current Adjusted Premium Payments (after the withdrawal) is calculated (total of all premium payments minus Proportional Withdrawals):

              Adjusted Premium Payments = $200,000 - $16,000 = $184,000

     Third, the Gain is calculated (Accumulation Value - Adjusted Premium Payments):

                        Gain = $250,000 - $184,000 = $66,000

     Finally, the Enhanced Beneficiary Benefit amount is calculated (Gain multiplied by the applicable EBB rider percentage):

               Enhanced Beneficiary Benefit = $66,000 X 50% = $33,000

     In this example, the Enhanced Beneficiary Benefit is equal to $33,000. This amount would be payable in addition to the guaranteed death benefit amount under the policy.

     (e) Enhanced Spousal Continuance Rider (optional)

     If you elect the EBB Rider at the time of application (see previous section), your policy will, subject to jurisdiction availability, also include the Enhanced Spousal Continuance (ESC) Rider at no charge. The ESC Rider will not be included on policies sold in connection with Section 403(b) Tax-Sheltered Annuities or policies issued to fund a Pension Plan.

     Under the ESC Rider, if your spouse is the sole primary Beneficiary, upon your death prior to the Annuity Commencement Date, your spouse may elect to continue the policy as the new owner (and Annuitant, if you are the Annuitant). If the election is made, the Accumulation Value will be adjusted (as of the date we receive due proof of death and all necessary requirements) to equal the greatest of any of the amounts payable as described in the Death Before Annuity Commencement section of the Prospectus, plus, if applicable, any EBB provided by the EBB Rider. Unless we notify you otherwise, any additional Accumulation Value calculated under the ESC Rider will be allocated to the policy according to the premium allocation instructions on record.

     The ESC Rider ends upon the earliest of the following: 1) if you surrender the policy, 2) if Income Payments begin, 3) once the ESC Rider has been exercised, or 4) if you transfer ownership of the policy to someone other than your spouse. You will forfeit any benefits under the EBB Rider if you elect to receive income payments, or surrender or transfer your policy. If you expect to do any of these, the EBB Rider may not be appropriate for you.

     Upon exercising the ESC Rider and continuing the policy, the EBB Rider and the quarterly charges for the EBB Rider will cease. All other policy provisions will continue as if your spouse had purchased the policy on the original Policy Date.

     POLICY OWNER INQUIRIES

     Your inquiries should be addressed to MainStay Annuities, 2400 Reliable Parkway, Chicago, IL 60686 (or for Express mail: National City Corporation,
Attn: MainStay Annuities/Lockbox #2400, 5635 S. Archer Avenue, Chicago, IL 60638) or call 1-800-762-6212.

     RECORDS AND REPORTS

     NYLIAC will mail to you at your last known address of record, at least semi-annually after the first Policy Year, reports containing information required under the federal securities laws or by any other applicable law or regulation. Please review this report carefully. If you believe it contains an error, please notify us immediately. To correct an error, you must call it to our attention within 10 days of the date of the statement. You must provide us with the nature of the error and any other relevant details.

                             CHARGES AND DEDUCTIONS

     SURRENDER CHARGES

     Since no deduction for a sales charge is made from premium payments, we impose a surrender charge on certain partial withdrawals and surrenders of the policies. The surrender charge covers certain expenses relating to the sale of the policies, including commissions to registered representatives and other promotional expenses. We measure the surrender charge as a percentage of the amount withdrawn or surrendered. The surrender charge may apply to amounts applied under certain Income Payment options.

     If you surrender your policy, we deduct the surrender charge from the amount paid to you. In the case of a partial withdrawal, you can direct NYLIAC to take surrender charges either from the remaining value of the Allocation Alternatives and/or the DCA Advantage Plan Accounts from which the partial withdrawals are made, or from the amount paid to you. If the remaining value in an Allocation Alternative and/or the DCA Advantage Plan Accounts is less than the necessary surrender charge, we will deduct the remainder of the charge from the amount withdrawn from that Allocation Alternative and/or the DCA Advantage Plan Accounts.

     The maximum surrender charge will be 7% of the amount withdrawn. The percentage of the surrender charge varies, depending upon the length of time a premium payment is in your policy before it is withdrawn. For purposes of calculating the applicable surrender charge, we deem premium payments to be withdrawn on a first-in, first-out basis. Unless required otherwise by state law, the surrender charge for amounts withdrawn or surrendered during the first three Payment Years following the premium payment to which such withdrawal or surrender is attributable is 7% of the amount withdrawn or surrendered. This charge then declines by

1% per year for each additional Payment Year, until the sixth Payment Year, after which no charge is made, as shown in the following chart:

     AMOUNT OF SURRENDER CHARGE

                                                              SURRENDER CHARGE
                                                              ----------------
1...........................................................         7%
2...........................................................         7%
3...........................................................         7%
4...........................................................         6%
5...........................................................         5%
6...........................................................         4%
7+..........................................................         0%

     In no event will the aggregate surrender charge applied under the policy exceed 8.5% of the total premiums paid.

     EXCEPTIONS TO SURRENDER CHARGES

     We will not assess a surrender charge:

          (a) on amounts you withdraw in any one Policy Year which are less than or equal to the greatest of (i) 10% of the Accumulation Value as of the last Policy Anniversary; (ii) 10% of the Accumulation Value at the time of surrender or withdrawal or (iii) the Accumulation Value less accumulated premium payments, all less any surrender charge free withdrawals during the policy year;

          (b) if NYLIAC cancels the policy;

          (c) when we pay proceeds upon the death of the policy owner or the Annuitant;

          (d) when you select a Life Income Payment Option in any Policy Year after the first Policy Year;

          (e) when a required minimum distribution as calculated by NYLIAC is made under a Qualified Policy (this amount will, however, count against the first exception described above); and

          (f) on monthly or quarterly periodic partial withdrawals made pursuant to Section 72(t)(2)(A)(iv) of the Code; and

          (g) on withdrawals you make under the Living Needs Benefit Rider or Unemployment Benefit Rider.

     OTHER CHARGES

     (a) Mortality and Expense Risk Charges

     Prior to the Annuity Commencement Date, NYLIAC imposes risk charges to compensate it for bearing certain mortality and expense risks under the policies. This charge is equal, on an annual basis, to 1.25% (annualized) of the daily average Variable Accumulation Value. We guarantee that these charges will not increase. If these charges are insufficient to cover actual costs and assumed risks, the loss will fall on NYLIAC. If the charges are more than sufficient, we will add any excess to our general funds. We may use these funds for any corporate purpose, including expenses relating to the sale of the policies, to the extent that surrender charges do not adequately cover sales expenses.

     The mortality risk assumed is the risk that Annuitants as a group will live for a longer time than our actuarial tables predict. As a result, we would be paying more Income Payments than we planned. We also assume a risk that the mortality assumptions reflected in our guaranteed annuity payment tables, shown in each policy, will differ from actual mortality experience. Lastly, we assume a mortality risk that, at the time of death, the guaranteed minimum death benefit will exceed the policy's Accumulation Value. The expense risk assumed is the risk that the cost of issuing and administering the policies will exceed the amount we charge for these services.

     (b) Administration Fee

     Prior to the Annuity Commencement Date, we also impose an administration fee intended to cover the cost of providing policy administration services. This charge is equal to 0.15% (annualized) of the daily average Variable Accumulation Value.

     (c) Policy Service Charge

     We deduct an annual policy service charge equal to the lesser of $30 or 2% of the Accumulation Value of the Policy each Policy Year on the Policy Anniversary and upon surrender of the policy if on the Policy Anniversary or date of surrender the Accumulation Value is less than $20,000. We deduct the annual policy service charge from each Allocation Alternative and each DCA Account, if applicable, in proportion to its percentage of the Accumulation Value on the Policy Anniversary or date of surrender. This charge is designed to cover the costs for providing services under the policy such as collecting, processing and confirming premium payments and establishing and maintaining the available methods of payment.

     (d) Investment Protection Plan Rider Charge (optional)

     If you selected the Investment Protection Plan (in jurisdictions where available), we will deduct a charge on the first Business Day on each policy quarter that the rider is in effect based on the amount that is guaranteed. We will deduct this charge beginning with the first policy quarter after the effective date of the rider. (See "Riders--Investment Protection Plan Rider"). We will deduct the charge from each Allocation Alternative and each DCA Advantage Plan Account in proportion to its percentage of the Accumulation Value on the first Business Day of the applicable policy quarter.

     The maximum annual charge is 1% of the amount that is guaranteed. We may set a lower charge at our sole discretion. The current charge for this rider is 0.45% of the amount that is guaranteed, applied on a quarterly basis (0.1125% per quarter).

     If you reset the amount that is guaranteed, a new charge for the rider will apply. This charge may be more or less than the charge currently in effect on your policy, but will never exceed the stated maximum. The charge in effect on the effective date of the rider or on the effective date of any reset will not change after the date the rider becomes effective. We will continue to deduct the current charge until the first policy quarter following the effective date of the reset.

     (e) Rider Risk Charge Adjustment* (optional)

     If you cancel the Investment Protection Plan Rider, to the extent permitted by state law, we will deduct a Rider Risk Charge Adjustment from your Accumulation Value. The cancellation will be effective on the date we receive your request. (See "Riders--Investment Protection Plan Rider"). We will deduct the Rider Risk Charge Adjustment from each Allocation Alternative and each DCA Advantage Plan Account in proportion to its percentage of the Accumulation Value on that day. We will not deduct this charge if you surrender your policy. However, surrender charges may apply.

     We will not change the adjustment for a particular policy once it is set on the date the rider takes effect. The maximum Rider Risk Charge Adjustment is 2% of the amount that is guaranteed. We may set a lower charge at our sole discretion. You should check with your registered representative to determine the percentage we are currently charging before you select this feature.

     If you reset the amount that is guaranteed, a new Rider Risk Charge Adjustment may apply. This charge may be more or less than the charge currently in effect on your policy, but will never exceed the stated maximum. The adjustment charge in effect on the effective date of the rider or on the effective date of any reset will not increase after the rider is issued.

     (f) Enhanced Beneficiary Benefit Rider Charge (optional)

     If you elect the EBB Rider (in jurisdictions where available), we will deduct a charge on the first Business Day of each policy quarter that the Rider is in effect based on the Accumulation Value as of that date. We will deduct this charge beginning with the first policy quarter after the Policy Date. This charge will be deducted from each Allocation Alternative and DCA Advantage Plan Account in proportion to its percentage of the Accumulation Value on the first Business Day of the applicable quarter.

---------------
* The Rider Risk Charge does not apply to policies issued in Oregon. For Oregon policies, please disregard all references to the Rider Risk Charge Adjustment throughout this Prospectus.

     The maximum annual charge is 1.00% of the policy's Accumulation Value, applied on a quarterly basis. We may set a lower charge at our sole discretion. The current charge for the EEB Rider is 0.30% annually, applied on a quarterly basis (0.075% per quarter). You should check with your registered representative to determine the percentage we are currently charging before you elect this Rider. This charge will not change once your policy is issued.

     (g) Fund Charges

     The value of the assets of the Separate Account will indirectly reflect the Funds' total fees and expenses. The Funds' total fees and expenses are not part of the policy. They may vary in amount from year to year. These fees and expenses are described in detail in the relevant Fund's prospectus and/or Statement of Additional Information.

     (h) Transfer Fees

     There is no charge for the first 12 transfers in any one Policy Year. NYLIAC reserves the right to charge up to $30 for each transfer in excess of 12, subject to any applicable state insurance law requirements. Transfers made under dollar cost averaging and automatic asset reallocation do not count toward this transfer limit.

     GROUP AND SPONSORED ARRANGEMENTS

     For certain group or sponsored arrangements, we may reduce the surrender charge and the policy service charge or change the minimum initial and additional premium payment requirements. Group arrangements include those in which a trustee or an employer, for example, purchases policies covering a group of individuals on a group basis. Sponsored arrangements include those in which an employer allows us to sell policies to its employees or retirees on an individual basis.

     Our costs for sales, administration, and mortality generally vary with the size and stability of the group among other factors. We take all these factors into account when reducing charges. To qualify for reduced charges, a group or sponsored arrangement must meet certain requirements, including our requirements for size and number of years in existence. Group or sponsored arrangements that have been set up solely to buy policies or that have been in existence less than six months will not qualify for reduced charges.

     We will make any reductions according to our rules in effect when a request for a policy is approved. We may change these rules from time to time. Any variation in the surrender charge or policy service charge will reflect differences in costs or services and will not be unfairly discriminatory.

     TAXES

     NYLIAC may, where premium taxes are imposed by state law, deduct such taxes from your policy either (i) when a surrender or cancellation occurs, or (ii) at the Annuity Commencement Date. Applicable premium tax rates depend upon such factors as your current state of residency, and the insurance laws and NYLIAC's status in states where premium taxes are incurred. Current premium tax rates range from 0% to 3.5%. Applicable premium tax rates are subject to change by legislation, administrative interpretations or judicial acts.

     Under present laws, NYLIAC will also incur state and local taxes (in addition to the premium taxes described above) in several states. At present, these taxes are not significant. If they increase, however, NYLIAC may make charges for such taxes.

     NYLIAC does not expect to incur any federal income tax liability attributable to investment income or capital gains retained as part of the reserves under the policies. (See "Federal Tax Matters".) Based upon these expectations, no charge is being made currently for corporate federal income taxes which may be attributable to the Separate Account. Such a charge may be made in future years for any federal income taxes NYLIAC incurs.

                         DISTRIBUTIONS UNDER THE POLICY

     SURRENDERS AND WITHDRAWALS

     You can make partial withdrawals, periodic partial withdrawals, hardship withdrawals or surrender the policy to receive part or all of the Accumulation Value at any time before the Annuity Commencement Date and while the Annuitant is living, by sending a written request on a form acceptable to MainStay Annuities. In addition, you may request partial withdrawals and periodic partial withdrawals by telephone. (See "Procedures for Telephone/Web Transactions.") The amount available for withdrawal is the Accumulation Value at the end of the Business Day during which we receive the written or telephonic surrender or withdrawal request, less any outstanding loan balance, surrender charges, premium taxes which we may deduct, and policy service charge, if applicable. If you have not provided us with a written election not to withhold federal income taxes at the time you make a withdrawal or surrender request, NYLIAC must by law withhold such taxes from the taxable portion of any surrender or withdrawal. We will remit that amount to the federal government. In addition, some states have enacted legislation requiring withholding. We will pay all surrenders or withdrawals within seven days of receipt of all documents (including documents necessary to comply with federal and state tax law), subject to postponement in certain circumstances. (See "Delay of Payments".)

     Since you assume the investment risk with respect to amounts allocated to the Separate Account and because certain surrenders or withdrawals are subject to a surrender charge and premium tax deduction, the total amount paid upon surrender of the policy (taking into account any prior withdrawals) may be more or less than the total premium payments made.

     Surrenders and withdrawals may be taxable transactions, and the Internal Revenue Code provides that a 10% penalty tax may be imposed on certain early surrenders or withdrawals. (See "Federal Tax Matters--Taxation of Annuities in General".)

     (a) Surrenders

     We may deduct a surrender charge and any state premium tax, if applicable, less any outstanding loan balance, and less the annual policy service charge, if applicable, from the amount paid. We will pay the proceeds in a lump sum to you unless you elect an Income Payment method. (See "Income Payments".) Surrenders may be taxable transactions and the 10% penalty tax provisions may be applicable. (See "Federal Tax Matters--Taxation of Annuities in General".)

     (b) Partial Withdrawals

     The minimum amount that can be withdrawn is $500, unless we agree otherwise. We will withdraw the amount from the Allocation Alternatives and/or the DCA Advantage Plan Accounts in accordance with your request. If you do not specify how to allocate a partial withdrawal among the Allocation Alternatives and/or the DCA Advantage Plan Accounts, we will allocate the partial withdrawal on a pro-rata basis. Partial withdrawals may be taxable transactions and the 10% penalty tax provisions may be applicable. (See "Federal Tax Matters--Taxation of Annuities in General".)

     If the requested partial withdrawal is greater than the value in any of the Allocation Alternatives and/or the DCA Advantage Plan Accounts from which the partial withdrawal is being made, we will pay the entire value of that Allocation Alternative and/or the DCA Advantage Plan Accounts, less any surrender charge that may apply, to you. We will not process partial withdrawal requests if honoring such requests would result in an Accumulation Value of less than $2,000.

     (c) Periodic Partial Withdrawals

     You may elect to receive regularly scheduled partial withdrawals from the policy. These periodic partial withdrawals may be paid on a monthly, quarterly, semi-annual, or annual basis. You will elect the frequency of the withdrawals and the day of the month for the withdrawals to be made. We will make all withdrawals on the day of each calendar month you specify, or on the next Business Day (if the day you have specified is not a Business Day or does not exist in that month). You must specify the Investment Divisions and/or the Fixed Account from which the periodic partial withdrawals will be made. The minimum amount under this feature is $100, or such lower amount as we may permit. Periodic partial withdrawals may be taxable transactions and the 10% penalty tax provisions may be applicable. (See "Federal Tax Matters--Taxation of Annuities in General".) If you do not specify otherwise, we will withdraw money on a pro-rata basis from each Investment Division and/or the Fixed Account. You may not make periodic partial withdrawals from the DCA Advantage Plan Accounts.

     You can elect to receive "Interest Only" periodic partial withdrawals for the interest earned on monies allocated to the Fixed Account. If this option is chosen, the $100 minimum for periodic partial withdrawals will be waived. However, you must have at least $5,000 in the Fixed Account at the time of each periodic partial withdrawal, unless we agree otherwise. This option will void the Fixed Account Initial Premium Guarantee. (See "The Fixed Account--Fixed Account Initial Premium Guarantee".)

     (d) Hardship Withdrawals

     Under certain Qualified Policies, the Plan Administrator may allow, in its sole discretion, certain withdrawals it determines to be "Hardship Withdrawals." The surrender charge and 10% penalty tax, if applicable, and provisions applicable to partial withdrawals apply to Hardship Withdrawals.

     REQUIRED MINIMUM DISTRIBUTION

     For IRAs and IRA SEPs, the policy owner is generally not required to elect the required minimum distribution option until April 1st of the year following the calendar year he or she attains age 70 1/2. For TSAs, the policy owner is generally not required to elect the required minimum distribution option until April 1st of the year following the calendar year he or she attains age 70 1/2 or until April 1st of the year following the calendar year he or she retires, whichever occurs later. For Inherited IRAs, the owner is required to take the first required minimum distribution on or before December 31 of the calendar year following the year of the original owner's death.

     OUR RIGHT TO CANCEL

     If we do not receive any premium payments for a period of two years, and both the Accumulation Value of your policy and your total premium payments less any withdrawals and surrender charges are less than $2,000, we reserve the right to terminate your policy subject to any applicable state insurance law or regulation. We will notify you of our intention to exercise this right and give you 90 days to make a premium payment. If we terminate your policy, we will pay you the Accumulation Value of your policy in one lump sum.

     ANNUITY COMMENCEMENT DATE

     The Annuity Commencement Date is the date specified on the Policy Data Page. The Annuity Commencement Date is the day that Income Payments are scheduled to commence unless the policy has been surrendered or an amount has been paid as proceeds to the designated Beneficiary prior to that date. If we agree, you may change the Annuity Commencement Date to an earlier date by providing written notice to NYLIAC. You may defer the Annuity Commencement Date to a later date if we agree to it, provided that we receive a written notice of the request at least one month before the last selected Annuity Commencement Date. The Annuity Commencement Date and Income Payment method for Qualified Policies may also be controlled by endorsements, the plan, or applicable law.

     DEATH BEFORE ANNUITY COMMENCEMENT

     If you or the Annuitant dies prior to the Annuity Commencement Date, we will pay an amount as proceeds to the designated Beneficiary, as of the date we receive proof of death and all requirements necessary to make the payment. That amount will be the greatest of:

     (a) the Accumulation Value, less any outstanding loan balance;

     (b) the sum of all premium payments made, less any outstanding loan balance, partial withdrawals and surrender charges on those partial withdrawals, and any rider charges since the last Reset Anniversary; or

     (c) the "reset value" plus any additional premium payments made since the most recent "Reset Anniversary," less any outstanding loan balance, partial withdrawals (proportional withdrawals in New York) made since the most recent Reset Anniversary and any surrender charges applicable to such partial withdrawals, and any rider charges since the last Reset Anniversary.

     We recalculate the reset value, with respect to any policy, every year from the date of the initial premium payment ("Reset Anniversary") until you or the Annuitant reaches age 85. We calculate the reset value on the Reset Anniversary based on a comparison between (a) the current Reset Anniversary's Accumulation Value, and (b) the prior Reset Anniversary's value, plus any premiums since the prior Reset Anniversary date, less any partial withdrawals (proportional withdrawals in NY) and surrender charges on those partial withdrawals (proportional withdrawals in New York) since the last Reset Anniversary date. The greater of the compared values will be the new reset value. Please consult with your registered representative regarding the reset value that is available under your particular policy.

     We have set forth below an example of how the death benefit is calculated annually. In this example, we have assumed the following:

     (1) you purchase a policy with a $200,000 premium payment;

     (2) $20,000 withdrawal is made prior to the policy's first Policy Anniversary;

     (3) the Accumulation Value is $220,000 on the first Policy Anniversary (Reset Anniversary); and

     (4) you die in the second Policy Year and the Accumulation Value of the policy has decreased to $175,000.

     The death benefit is the greatest of:

        (a) Accumulation Value: $175,000

        (b) Premium payments less any partial withdrawals: $180,000 ($200,000 - $20,000); or

        (c) Reset value (Accumulation Value on first Policy Anniversary) = $220,000.

     In this example, your Beneficiary(ies) would receive $220,000.

     The formula guarantees that the amount we pay will at least equal the sum of all premium payments (less any outstanding loan balance, partial withdrawals and surrender charges on such partial withdrawals and any rider charges), independent of the investment experience of the Separate Account. The Beneficiary may receive the amount payable in a lump sum or under any life income payment option which is then available. If more than one Beneficiary is named, each Beneficiary will be paid a pro rata portion from each Allocation Alternative and the DCA Advantage Plan Account in which the policy is invested as of the date we receive proof of death and all requirements necessary to make the payment to that Beneficiary. We will keep the remaining balance in the policy to pay the other Beneficiaries. Due to market fluctuations, the remaining Accumulation Value may increase or decrease and we may pay subsequent Beneficiaries a different amount.

     We will make payments in a lump sum to the Beneficiary unless you have elected or the Beneficiary elects otherwise in a signed written notice which gives us the information that we need. If such an election is properly made, we will apply all or part of these proceeds:

          (i) under the Life Income Payment Option to provide an immediate annuity for the Beneficiary who will be the policy owner and Annuitant; or

          (ii) under another Income Payment option we may offer at the time. Payments under the annuity or under any other method of payment we make available must be for the life of the Beneficiary, or for a number of years that is not more than the life expectancy of the Beneficiary at the time of the policy owner's death (as determined for federal tax purposes), and must begin within one year after the policy owner's death. (See "Income Payments".)

     If your spouse is the sole primary Beneficiary, we can pay the proceeds to the surviving spouse if you die before the Annuity Commencement Date or the policy can continue with the surviving spouse as (a) the new policy owner and,
(b) if you were the Annuitant, as the Annuitant. If a policy is jointly owned, ownership rights and privileges under the policy must be exercised jointly and benefits under the policy will be paid upon the death of any joint owner. (See "Federal Tax Matters--Taxation of Annuities in General".)

     If the Annuitant and, where applicable under another Income Payment option, the Joint Annuitant, if any, die after the Annuity Commencement Date, NYLIAC will pay the sum required by the Income Payment option in effect.

     We will make any distribution or application of policy proceeds within 7 days after NYLIAC receives all documents (including documents necessary to comply with federal and state tax law) in connection with the event or election that causes the distribution to take place, subject to postponement in certain circumstances. (See "Delay of Payments".)

     INCOME PAYMENTS

     (a) Election of Income Payment Options

     We will make Income Payments under the Life Income Payment Option or under such other option we may offer at that time where permitted by state laws. We will require that a lump sum payment be made if the Accumulation Value is less than $2,000. At any time before the Annuity Commencement Date, you may change the Income Payment option or request any other method of payment we agree to. If the Life Income Payment Option is chosen, we may require proof of birth date before Income Payments begin. For Income Payment options involving life income, the actual age of the Annuitant will affect the amount of each payment. Since payments based on older Annuitants are expected to be fewer in number, the amount of each annuity payment should be greater. We will make payments under the Life Income Payment Option in the same specified amount and over the life of the Annuitant with a guarantee of 10 years of payments, even if the Annuitant dies sooner. NYLIAC does not currently offer variable Income Payment options.

     Under Income Payment options involving life income, the payee may not receive Income Payments equal to the total premium payments if the Annuitant dies before the actuarially predicted date of death. We base Income Payment Options involving life income on annuity tables that vary on the basis of sex, unless the policy was issued under an employer sponsored plan or in a state which requires unisex rates.

     (b) Proof of Survivorship

     We may require satisfactory proof of survival from time to time before we pay any Income Payments or other benefits. We will request the proof at least 30 days prior to the next scheduled payment date.

     DELAY OF PAYMENTS

     We will pay any amounts due from the Separate Account under the policy within seven days of the date NYLIAC receives all documents (including documents necessary to comply with federal and state tax law) in connection with a request.

     Situations where payment may be delayed:

          1. We may delay payment of any amounts due from the Separate Account under the policy and transfers among Investment Divisions from the Separate Account to the Fixed Account during any period that:

             (a) The New York Stock Exchange ("NYSE") is closed for other than usual weekends or holidays, trading is restricted by the Securities and Exchange Commission ("SEC"); or the SEC declares that an emergency exists;

             (b) The SEC, by order, permits us to delay payment in order to protect our policyowners; or

             (c) The check used to pay the premium has not cleared through the banking system. This may take up to 15 days.

          2. We may delay payment of any amount due from the Fixed Account and/or the DCA Advantage Plan Account. When permitted by law, we may defer payment of any partial withdrawal or full surrender request for up to six months from the date of surrender from the Fixed Account and/or DCA Advantage Plan Account. We will pay interest of at least 3.5% per year on any partial withdrawal or full surrender request deferred for 30 days or more.

          3. Federal laws made to combat terrorism and prevent money laundering by criminals might, in certain circumstances, require us to reject a premium payment and/or "freeze" a policy. If these laws apply in a particular policy(ies), we would not be allowed to pay any request for transfers, partial withdrawals, surrenders or death benefits. If a policy or an account is frozen, the Accumulation Value would be moved to a special segregated interest-bearing account and held in that account until instructions are received from the appropriate federal regulator.

     DESIGNATION OF BENEFICIARY

     You may name, in a written form acceptable to us, one or more Beneficiaries. Thereafter, before the Annuity Commencement Date and while the Annuitant is living, you may change the Beneficiary by written notice in a form acceptable to NYLIAC. If before the Annuity Commencement Date, the Annuitant dies before you and no Beneficiary for the proceeds or for a stated share of the proceeds survives, the right to the proceeds or shares of the proceeds passes to you. If you are the Annuitant, the proceeds pass to your estate. However, if the policy owner who is not the Annuitant dies before the Annuity Commencement Date, and no Beneficiary for the proceeds or for a stated share of the proceeds survives, the right to the proceeds or shares of the proceeds passes to the policy owner's estate.

     RESTRICTIONS UNDER INTERNAL REVENUE CODE SECTION 403(b)(11)

     Under 403(b) Tax Sheltered Annuities, distributions attributable to salary reduction contributions made in years beginning after December 31, 1988 (including the earnings on these contributions), as well as to earnings in such years on salary reduction accumulations held as of the end of the last year beginning before January 1, 1989, may not begin before the employee attains age 59 1/2, separates from service, dies or becomes disabled. The plan may also provide for distribution in the case of hardship. However, hardship distributions are limited to amounts contributed by salary reduction. The earnings on such amounts may not be withdrawn. Even though a distribution may be permitted under these rules (e.g. for hardship or after separation from service), it may still be subject to a 10% additional income tax as a premature distribution.

     Under the terms of your plan, you may have the option to invest in other 403(b) funding vehicles, including 403(b)(7) custodial accounts. You should consult your plan document to make this determination.

     LOANS

     Loans are available only if you have purchased your policy in connection with a 403(b) plan and may not be available in all states for plans subject to the Employment Retirement Income Security Act of 1974 ("ERISA"). Under your 403(b) policy, you may borrow against your policy's Accumulation Value after the first Policy Year and prior to the Annuity Commencement Date. Unless we agree otherwise, only one loan may be outstanding at a time. A minimum Accumulation Value of $5,000 must remain in the policy. The minimum loan amount is $500. The maximum loan that you may take is the lesser of: (a) 50% of the policy's Accumulation Value on the date of the loan or (b) $50,000. We withdraw a loan processing fee of $25 from the Accumulation Value on a pro rata basis, unless prohibited by applicable state law or regulation. If on the date of the loan you do not have a Fixed Accumulation Value equal to at least 125% (110% in New York) of the loan amount, we will transfer sufficient Accumulation Value from the Investment Divisions and/or DCA Advantage Plan Accounts on a pro rata basis so that the Fixed Accumulation Value equals 125% (110% in New York) of the loan amount. While a loan is outstanding, you may not make partial withdrawals or transfers which would reduce the Fixed Accumulation Value to an amount less than 125% (110% in New York) of the outstanding loan balance.

     For plans not subject to ERISA, the interest rate paid by the policy owner of the loan will equal 5%. We will credit the assets being held in the Fixed Account to secure the loan with the minimum guaranteed interest rate as stated on the Policy Data Page. For plans subject to ERISA, we will apply the interest charged on the loan at the then current prime rate plus 1%. We will credit the money being held in the Fixed Account to secure the loan with a rate of interest that is the prime rate less 1%, but it will always be at least equal to the minimum guaranteed interest rate as stated on the Policy Data Page. For all plans, we will assess interest in arrears as part of the periodic loan repayments.

     You must repay the loan on a periodic basis at a frequency not less frequently than quarterly and over a period no greater than five years from the date it is taken. If a loan repayment is in default we will withdraw the amount in default from the Fixed Accumulation Value to the extent permitted by federal income tax rules. We will take such a repayment on a first-in, first-out (FIFO) basis from amounts allocated to the Fixed Account.

     We permit loans to acquire a principal residence under the same terms described above, except that:

        (a) the minimum loan amount is $5,000; and

        (b) repayment of the loan amount may be extended to a maximum of twenty-five years.

     We deduct any outstanding loan balance including any accrued interest from the Fixed Accumulation Value prior to payment of a surrender or the commencement of the annuity benefits. On death of the policy owner or Annuitant, we deduct any outstanding loan balance from the Fixed Accumulation Value as a partial withdrawal as of the date we receive the notice of death.

     Loans are subject to the terms of the policy, your 403(b) plan and the Internal Revenue Code, which may impose restrictions upon them. We reserve the right to suspend, modify, or terminate the availability of loans under this policy at any time. However, any action taken by us will not affect already outstanding loans.

                               THE FIXED ACCOUNT

     The Fixed Account is supported by the assets in NYLIAC's general account, which includes all of NYLIAC's assets except those assets specifically allocated to NYLIAC's separate accounts. NYLIAC has sole discretion to invest the assets of the Fixed Account subject to applicable law. The Fixed Account is not registered under the federal securities laws and is generally not subject to their provisions. Furthermore, the staff of the Securities and Exchange Commission has not reviewed the disclosures in this Prospectus relating to the Fixed Account. These disclosures regarding the Fixed Account may be subject to certain applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

     (a) Interest Crediting

     NYLIAC guarantees that it will credit interest at an annual effective rate as stated in the Policy Data Page to amounts allocated or transferred to the Fixed Account under the policies. We credit interest on a daily basis. NYLIAC may, at its sole discretion, credit a higher rate or rates of interest to amounts allocated or transferred to the Fixed Account. Interest rates will be set on the anniversary of each premium payment or transfer. All premium payments and additional amounts (including transfers from other Investment Divisions) allocated to the Fixed Account, plus prior interest earned on such amounts, will receive their applicable interest rate for one-year periods from the anniversary on which the allocation or transfer was made.

     (b) Transfers to Investment Divisions

     You may transfer amounts from the Fixed Account to the Investment Divisions up to 30 days prior to the Annuity Commencement Date, subject to the following conditions.

          1. The maximum amount you are allowed to transfer from the Fixed Account to the Investment Divisions during any Policy Year is 20% of the Fixed Accumulation Value at the beginning of the Policy Year.

          2. The minimum amount that you may transfer from the Fixed Account to the Investment Divisions is the lesser of (i) $500 or (ii) the Fixed Accumulation Value, unless we agree otherwise. Additionally, the remaining value in the Fixed Account must be at least $500. If, after a contemplated transfer, the remaining values in the Fixed Account would be less than $500, that amount must be included in the transfer, unless NYLIAC in its discretion permits otherwise. We determine amounts transferred from the Fixed Account on a first-in, first-out ("FIFO") basis, for purposes of determining the rate at which we credit interest on monies remaining in the Fixed Account.

     Except as part of an existing request relating to the traditional Dollar Cost Averaging option, the Interest Sweep option or the DCA Advantage Plan, you may not transfer money into the Fixed Account if you made a transfer out of the Fixed Account during the previous six-month period.

     You must make transfer requests in writing on a form approved by NYLIAC or by telephone in accordance with established procedures. (See "Procedures for Telephone/Web Transactions.")

     We will deduct partial withdrawals and apply any surrender charges to the Fixed Account on a FIFO basis (i.e., from any value in the Fixed Account attributable to premium payments or transfers from Investment Divisions in the same order in which you allocated such payments or transfers to the Fixed Account during the life of the policy).

     (c) Fixed Account Initial Premium Guarantee

     NYLIAC guarantees that upon any surrender of a policy, you will receive an amount equal to at least that portion of the initial premium payment which was initially allocated to the Fixed Account. However, this guarantee will not apply if you transfer any amount out of the Fixed Account (except transfers made under the Interest Sweep option) or make any partial withdrawals from the Fixed Account, a DCA Advantage Plan Account or the Separate Account.

                        THE DCA ADVANTAGE PLAN ACCOUNTS

     Like the Fixed Account, the DCA Advantage Plan Accounts are also supported by the assets in NYLIAC's general account. The DCA Advantage Plan Accounts are not registered under the federal securities laws. The information contained in the first paragraph under "The Fixed Account" above, equally applies to the DCA Advantage Plan Accounts.

     NYLIAC will set interest rates in advance for each date on which we may receive a premium payment to a DCA Advantage Plan Account. We will never declare less than the annual effective rate stated in the Policy Data Page. Premium payments into a DCA Advantage Plan Account will receive the applicable interest rate in effect on the Business Day we receive the premium payment. Interest rates for subsequent premium payments made into the same DCA Advantage Plan Account may be different from the rate applied to prior premium payments made into the DCA Advantage Plan Account.

     The annual effective rate that we declare is credited only to amounts remaining in a DCA Advantage Plan Account. We credit the interest on a daily basis. Because money is periodically transferred out of the DCA

Advantage Plan Account, amounts in the DCA Advantage Plan Account will not achieve the declared annual effective rate.

                              FEDERAL TAX MATTERS

     INTRODUCTION

     THE FOLLOWING DISCUSSION IS GENERAL AND IS NOT INTENDED AS TAX ADVICE. The Qualified Policies are designed for use by individuals in retirement plans which are intended to qualify as plans qualified for special income tax treatment under Sections 219, 403, 408 or 408A of the Code. The ultimate effect of federal income taxes on the Accumulation Value, on Income Payments and on the economic benefit to you, the Annuitant or the Beneficiary depends on the type of retirement plan for which the Qualified Policy is purchased, on the tax and employment status of the individual concerned and on NYLIAC's tax status. The following discussion assumes that Qualified Policies are used in retirement plans that qualify for the special federal income tax treatment described above. This discussion is not intended to address the tax consequences resulting from all of the situations in which a person may be entitled to or may receive a distribution under a policy. Any person concerned about these tax implications should consult a competent tax adviser before making a premium payment. This discussion is based upon NYLIAC's understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service. We cannot predict the likelihood of continuation of the present federal income tax laws or of the current interpretations by the Internal Revenue Service, which may change from time to time without notice. Any such change could have retroactive effects regardless of the date of enactment. Moreover, this discussion does not take into consideration any applicable state or other tax laws except with respect to the imposition of any state premium taxes. We suggest you consult with your tax adviser.

     TAXATION OF ANNUITIES IN GENERAL

     The following discussion assumes that the policies will qualify as annuity contracts for federal income tax purposes. The Statement of Additional Information discusses such qualifications.

     Section 72 of the Code governs taxation of annuities in general. NYLIAC believes that an annuity policy owner generally is not taxed on increases in the value of a policy until distribution occurs either in the form of a lump sum received by withdrawing all or part of the Accumulation Value (i.e., surrenders or partial withdrawals) or as Income Payments under the Income Payment option elected. The exception to this rule is that generally, a policy owner of any deferred annuity policy who is not a natural person must include in income any increase in the excess of the policy owner's Accumulation Value over the policy owner's investment in the contract during the taxable year. However, there are some exceptions to this exception. You may wish to discuss these with your tax counsel. The taxable portion of a distribution (in the form of an annuity or lump sum payment) is generally taxed as ordinary income. For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the Accumulation Value generally will be treated as a distribution.

     In the case of a withdrawal or surrender distributed to a participant or Beneficiary under a Qualified Policy, a ratable portion of the amount received is taxable, generally based on the ratio of the investment in the contract to the total policy value. The "investment in the contract" generally equals the portion, if any, of any premium payments paid by or on behalf of an individual under a policy which is not excluded from the individual's gross income. For policies issued in connection with qualified plans, the "investment in the contract" can be zero. The law requires the use of special simplified methods to determine the taxable amount of payments that are based in whole or in part on the Annuitant's life and that are paid from qualified retirement plans under
Section 401(a) and from qualified annuities and Tax Sheltered Annuities under Sections 403(a) and 403(b).

     Generally, in the case of a withdrawal under a Non-Qualified Policy before the Annuity Commencement Date, amounts received are first treated as taxable income to the extent that the Accumulation Value immediately before the withdrawal exceeds the "investment in the contract" at that time. Any additional amount withdrawn is not taxable. On the other hand, upon a full surrender of a Non-Qualified Policy, if the "investment in the contract" exceeds the Accumulation Value (less any surrender charges), the loss is treated as an ordinary loss for federal income tax purposes. However, limitations may apply to the amount of the loss that may be deductible. The IRS has not issued any official guidance as to the manner in which a loss on the surrender of an annuity policy may be reported for income tax purposes, including whether it must be treated as a miscellaneous itemized deduction.

     Although the tax consequences may vary depending on the Income Payment option elected under the policy, in general, only the portion of the Income Payment that represents the amount by which the Accumulation Value exceeds the "investment in the contract" will be taxed. After the investment in the policy is recovered, the full amount of any additional Income Payments is taxable. For fixed Income Payments, in general, there is no tax on the portion of each payment which represents the same ratio that the "investment in the contract" bears to the total expected value of the Income Payments for the term of the payments. However, the remainder of each Income Payment is taxable until the recovery of the investment in the contract, and thereafter the full amount of each annuity payment is taxable. If death occurs before full recovery of the investment in the contract, the unrecovered amount may be deducted on the annuitant's final tax return.

     In the case of a distribution, a penalty tax equal to 10% of the amount treated as taxable income may be imposed. The penalty tax is not imposed in certain circumstances, including, generally, distributions: (1) made on or after the date on which the taxpayer attains age 59 1/2, (2) made as a result of the policy owner's or Annuitant's death or disability, (3) received in substantially equal installments paid at least annually as a life annuity, or (4) received as distributions from an inherited IRA. Other tax penalties may apply to certain distributions pursuant to a Qualified Policy.

     All non-qualified, deferred annuity contracts issued by NYLIAC (or its affiliates) to the same policy owner during any calendar year are to be treated as one annuity contract for purposes of determining the amount includable in an individual's gross income. In addition, there may be other situations in which the Treasury Department may conclude (under its authority to issue regulations) that it would be appropriate to aggregate two or more annuity contracts purchased by the same policy owner. Accordingly, a policy owner should consult a competent tax adviser before purchasing more than one policy or other annuity contract.

     A transfer of ownership of a policy, or designation of an Annuitant or other Beneficiary who is not also the policy owner, may result in certain income or gift tax consequences to the policy owner. A policy owner contemplating any transfer or assignment of a policy should contact a competent tax adviser with respect to the potential tax effects of such a transaction.

     QUALIFIED PLANS

     Qualified Policies are designed for use with retirement plans that qualify for special federal income tax treatment under Sections 403(a), 403(b), 408 and 408A of the Code. The tax rules applicable to participants and beneficiaries in these plans vary according to the type of plan and the terms and conditions of the plan itself. Special favorable tax treatment may be available for certain types of contributions and distributions (including special rules for certain lump sum distributions to individuals who attained the age of 50 by January 1,
1986). Adverse tax consequences may result from contributions in excess of specified limits, distributions prior to age 59 1/2 (subject to certain exceptions), distributions that do not conform to specified minimum distribution rules and in certain other circumstances. Therefore, this discussion only provides general information about the use of Qualified Policies with the plans described below. Policy owners and participants under these plans, as well as Annuitants and Beneficiaries are cautioned that the rights of any person to any benefits under the plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the policy issued in connection with the plan. Purchasers of Qualified Policies should seek competent legal and tax advice regarding the suitability of the policy.

          (a) Section 403(a) Plans. Under Section 403(a) of the Code, payments made by employers to purchase annuity contracts, which meet certain requirements, for their employees are excludible from the gross income of the employee. Any amounts distributed to the employees under such annuity contracts are taxable to them in the years in which distributions are made.

          (b) Section 403(b) Plans. Under Section 403(b) of the Code, payments made by public school systems and certain tax exempt organizations to purchase annuity policies for their employees are excludable from the gross income of the employee, subject to certain limitations. However, such payments may be subject to FICA (Social Security) taxes.

          (c) Individual Retirement Annuities. Sections 219 and 408 of the Code permit individuals or their employers to contribute to an individual retirement program known as an "Individual Retirement Annuity" or "IRA", including an employer-sponsored Simplified Employee Pension or "SEP". Individual Retirement Annuities are subject to limitations on the amount which may be contributed and deducted and the time when distributions may commence. In addition, distributions from certain other types of qualified plans may be placed into Individual Retirement Annuities on a tax-deferred basis.

          (d) Roth Individual Retirement Annuities. Section 408A of the Code permits individuals with incomes below a certain level to contribute to an individual retirement program known as a "Roth Individual Retirement Annuity" or "Roth IRA." Roth IRAs are subject to limitations on the amount that may be contributed. Contributions to Roth IRAs are not deductible, but distributions from Roth IRAs that meet certain requirements are not included in gross income. Certain individuals are eligible to convert their existing non-Roth IRAs into Roth IRAs. They will be subject to income tax at the time of conversion.

          (e) Inherited IRAs. This policy may also be issued as an Inherited IRA if, after the death of the owner of an IRA, the named Beneficiary (other than the IRA owner's spouse) directs that the IRA death proceeds be transferred to a new policy issued as an Inherited IRA. The named Beneficiary of the original IRA policy will become the Annuitant under the Inherited IRA and may generally exercise all rights under the Inherited IRA policy, including the right to name his or her own Beneficiary in the event of death.

     Special tax rules apply to an Inherited IRA. The tax law does not permit additional premiums to be contributed to an Inherited IRA policy. Also, in order to avoid certain income tax penalties, a Required Minimum Distribution (RMD) must be withdrawn each year from an Inherited IRA policy. The RMD must be taken on or before December 31 of the calendar year following the year of the original IRA owner's death. The tax penalty equals 50% of the excess of the RMD amount over the amounts, if any, actually withdrawn from the Inherited IRA during the calendar year.

                          DISTRIBUTOR OF THE POLICIES

     NYLIFE Distributors Inc. ("NYLIFE Distributors"), 169 Lackawana Avenue, Parsippany, New Jersey 07054, is the principal underwriter and the distributor of the policies. It is an indirect wholly-owned subsidiary of New York Life. The maximum commission paid to broker-dealers who have entered into dealer agreements with NYLIFE Distributors is not expected to exceed 7%. A portion of this amount is paid as commissions to registered representatives.

                                 VOTING RIGHTS

     The Funds are not required to and typically do not hold routine annual stockholder meetings. Special stockholder meetings will be called when necessary. To the extent required by law, NYLIAC will vote the Eligible Portfolio shares held in the Investment Divisions at special shareholder meetings of the Funds in accordance with instructions we receive from persons having voting interests in the corresponding Investment Division. If, however, the federal securities laws are amended, or if NYLIAC's present interpretation should change, and as a result, NYLIAC determines that it is allowed to vote the Eligible Portfolio shares in its own right, we may elect to do so.

     Prior to the Annuity Commencement Date, you hold a voting interest in each Investment Division to which you have money allocated. We will determine the number of votes which are available to you by dividing the Accumulation Value attributable to an Investment Division by the net asset value per share of the applicable Eligible Portfolios. We will calculate the number of votes which are available to you separately for each Investment Division. We will determine that number by applying your percentage interest, if any, in a particular Investment Division to the total number of votes attributable to the Investment Division.

     We will determine the number of votes of the Eligible Portfolio which are available as of the date established by the Portfolio of the relevant Fund. Voting instructions will be solicited by written communication prior to such meeting in accordance with procedures established by the relevant Fund.

     If we do not receive timely instructions, we will vote those shares in proportion to the voting instructions which are received with respect to all policies participating in that Investment Division. We will apply voting instructions to abstain on any item to be voted upon on a pro rata basis to reduce the votes eligible to be cast. Each person having a voting interest in an Investment Division will receive proxy material, reports and other materials relating to the appropriate Eligible Portfolio.

                           TABLE OF CONTENTS FOR THE
                  STATEMENT OF ADDITIONAL INFORMATION ("SAI")

     The SAI contains more details concerning the subjects discussed in this Prospectus. The following is the Table of Contents for that SAI:

                                                              PAGE
                                                              ----
THE POLICIES................................................    2
  Valuation of Accumulation Units...........................    2
INVESTMENT PERFORMANCE CALCULATIONS.........................    2
  MainStay VP Cash Management Investment Division...........    2
  MainStay VP Government--Initial Class, MainStay VP High
     Yield Corporate Bond--Initial Class and MainStay VP
     Bond--Initial Class Investment Division Yields.........    3
  Annual Average Total Return...............................    3
ANNUITY PAYMENTS............................................    4
GENERAL MATTERS.............................................    4
FEDERAL TAX MATTERS.........................................    5
  Taxation of New York Life Insurance and Annuity
     Corporation............................................    5
  Tax Status of Policies....................................    5
DISTRIBUTOR OF THE POLICIES.................................    6
SAFEKEEPING OF SEPARATE ACCOUNT ASSETS......................    6
STATE REGULATION............................................    6
RECORDS AND REPORTS.........................................    6
LEGAL PROCEEDINGS...........................................    6
FINANCIAL STATEMENTS........................................    7
OTHER INFORMATION...........................................    7
FINANCIAL STATEMENTS........................................  F-1

     How to obtain a MainStay Plus Variable Annuity Statement of Additional
                                  Information.

               Call (800) 762-6212 or send this request form to:

                             MainStay Annuities
                             2400 Reliable Parkway
                             Chicago, IL 60686

-------------------------------------------------------------------------------

    Please send me a MainStay Plus Variable Annuity Statement of Additional
                         Information dated May 1, 2003:

--------------------------------------------------------------------------------
Name

--------------------------------------------------------------------------------
Address

--------------------------------------------------------------------------------
City                                 State                       Zip

                      STATEMENT OF ADDITIONAL INFORMATION

                                  MAY 1, 2003
                                      FOR

                         MAINSTAY PLUS VARIABLE ANNUITY
                                      FROM
                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
                                  INVESTING IN
                  NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

     This Statement of Additional Information ("SAI") is not a prospectus. This SAI contains information that expands upon subjects discussed in the current MainStay Plus Variable Annuity Prospectus. You should read the SAI in conjunction with the current MainStay Plus Variable Annuity Prospectus dated May 1, 2003. You may obtain a copy of the Prospectus by calling MainStay Annuities at (800) 762-6212 or writing to MainStay Annuities, 2400 Reliable Parkway, Chicago, IL 60686. Terms used but not defined in this SAI have the same meaning as in the current MainStay Plus Variable Annuity Prospectus.

                               TABLE OF CONTENTS*

                                                              PAGE
                                                              ----
THE POLICIES (23)...........................................    2
     Valuation of Accumulation Units (30)...................    2
INVESTMENT PERFORMANCE CALCULATIONS.........................    2
     MainStay VP Cash Management Investment Division........    2
     MainStay VP Government--Initial Class, MainStay VP High
       Yield Corporate Bond--Initial Class and MainStay VP
       Bond--Initial Class Investment Division Yields.......    3
     Average Annual Total Return............................    3
ANNUITY PAYMENTS............................................    4
GENERAL MATTERS.............................................    4
FEDERAL TAX MATTERS (44)....................................    5
     Taxation of New York Life Insurance and Annuity
       Corporation..........................................    5
     Tax Status of the Policies.............................    5
DISTRIBUTOR OF THE POLICIES (47)............................    6
SAFEKEEPING OF SEPARATE ACCOUNT ASSETS......................    6
STATE REGULATION............................................    6
RECORDS AND REPORTS.........................................    6
LEGAL PROCEEDINGS...........................................    6
FINANCIAL STATEMENTS........................................    7
OTHER INFORMATION...........................................    7
FINANCIAL STATEMENTS........................................  F-1

------------
* (Numbers in parentheses refer to page numbers of corresponding sections of the current MainStay Plus Variable Annuity Prospectus.)

                                  THE POLICIES

     The following provides additional information about the policies and supplements the description in the Prospectus.

     VALUATION OF ACCUMULATION UNITS

     Accumulation Units are valued separately for each Investment Division of the Separate Account. The method used for valuing Accumulation Units in each Investment Division is the same. We arbitrarily set the value of each Accumulation Unit as of the date operations began for the Investment Division. Thereafter, the value of an Accumulation Unit of an Investment Division for any Business Day equals the value of an Accumulation Unit in that Investment Division as of the immediately preceding Business Day multiplied by the "Net Investment Factor" for that Investment Division for the current Business Day.

     We determine the Net Investment Factor for each Investment Division for any period from the close of the preceding Business Day to the close of the current Business Day (the "Valuation Period") by the following formula:

                                   (a/b) - c

Where: a = the result of:

           (1) the net asset value per share of the Eligible Portfolio shares held in the Investment Division determined at the end of the current Valuation Period, plus

           (2) the per share amount of any dividend or capital gain distribution made by the Eligible Portfolio for shares held in the Investment Division if the "ex-dividend" date occurs during the current Valuation Period;

         b = the net asset value per share of the Eligible Portfolio shares held in the Investment Division determined as of the end of the immediately preceding Valuation Period; and

         c = a factor representing the charges deducted from the applicable
             Investment Division on a daily basis. Such factor is equal, on an annual basis, to 1.40% of the daily average Variable Accumulation Value. (See "CHARGES AND DEDUCTIONS--Other Charges" in the Prospectus.)

     The Net Investment Factor may be greater or less than one. Therefore, the value of an Accumulation Unit in an Investment Division may increase or decrease from Valuation Period to Valuation Period.

                      INVESTMENT PERFORMANCE CALCULATIONS

     MAINSTAY VP CASH MANAGEMENT INVESTMENT DIVISION

     NYLIAC calculates the MainStay VP Cash Management Investment Division's current annualized yield for a seven-day period in a manner which does not take into consideration any realized or unrealized gains or losses on shares of the MainStay VP Cash Management Portfolio or on its portfolio securities. This current annualized yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation) in the value of a hypothetical account having a balance of one unit of the MainStay VP Cash Management Investment Division at the beginning of such seven-day period, dividing such net change in account value by the value of the account at the beginning of the period to determine the base period return and annualizing this quotient on a 365-day basis. The net change in account value reflects the deductions for the administration fee and the mortality and expense risk charge, and income and expenses accrued during the period. Because of these deductions, the yield for the MainStay VP Cash Management Investment Division will be lower than the yield for the MainStay VP Cash Management Portfolio.

     NYLIAC also calculates the effective yield of the MainStay VP Cash Management Investment Division for the same seven-day period on a compounded basis. The effective yield is calculated by compounding the unannualized base period return by adding one to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result.

     The yield on amounts held in the MainStay VP Cash Management Investment Division normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The MainStay VP Cash Management Investment Division's actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the MainStay VP Cash Management Portfolio, the types and quality of portfolio securities held by the MainStay VP Cash Management Portfolio, and its operating expenses.

    MAINSTAY VP GOVERNMENT--INITIAL CLASS, MAINSTAY VP HIGH YIELD CORPORATE BOND--INITIAL CLASS AND MAINSTAY VP BOND--INITIAL CLASS INVESTMENT DIVISION YIELDS

     The current annualized yield of the MainStay VP Government--Initial Class, MainStay VP High Yield Corporate Bond--Initial Class and MainStay VP Bond--Initial Class Investment Divisions refers to the income generated by these Investment Divisions over a specified 30-day period. Because the yield is annualized, the yield generated by an Investment Division during the 30-day period is assumed to be generated each 30-day period. We compute the yield by dividing the net investment income per accumulation unit earned during the period by the price per unit on the last day of the period, according to the following formula:

----                        YIELD = 2[(a-b+1)(6)-1]
                                                                  cd

Where: a = net investment income earned during the period by the Portfolio attributable to shares owned by the MainStay VP Government--Initial Class, MainStay VP High Yield Corporate Bond--Initial Class or MainStay VP Bond--Initial Class Investment Division.

         b = expenses accrued for the period (net of reimbursements).

         c = the average daily number of accumulation units outstanding during the period.

         d = the maximum offering price per accumulation unit on the last day of the period.

     Accrued expenses will include all recurring fees that are charged to all policy owner accounts. The yield calculations do not reflect the effect of any surrender charges that may be applicable to a particular policy. Surrender charges range from 7% to 0% of the amount withdrawn depending on the elapsed time since a premium payment was made.

     Because of the charges and deductions imposed by the Separate Account the yield for the Investment Divisions will be lower than the yield for the corresponding Portfolio of the Fund. The yield on amounts held in the Investment Divisions normally will fluctuate over time. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The MainStay VP Government--Initial Class, MainStay VP High Yield Corporate Bond--Initial Class or MainStay VP Bond--Initial Class Investment Division's actual yield will be affected by the types and quality of portfolio securities held by the MainStay VP Government--Initial Class, MainStay VP High Yield Corporate Bond--Initial Class and MainStay VP Bond--Initial Class Portfolios of the Fund and their operating expenses.

     AVERAGE ANNUAL TOTAL RETURN. Average annual total return quotations for the Investment Divisions are computed by finding the average annual compounded rates of return over the periods shown that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                P(1+T)(n) = ERV

Where: P = a hypothetical initial payment of $1,000.

         T = average annual total return.

         n = number of years.

     ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one, five, or ten-year period or the inception date, at the end of the one, five or ten-year period (or fractional portion thereof).

     All total return figures are prepared under methods the SEC requires when advertising performance information. For periods beginning on or after the dates when the Investment Divisions started operations, the average annual total return (if surrendered) figures may be referred to as "standardized" performance. For periods before the dates when the Investment Divisions started operations, the figures are considered "non-standardized". The average annual total return (no surrender) figures are all considered "non-standardized".

     Performance data for the Investment Divisions may be compared, in advertisements, sales literature and reports to shareholders, to: (i) the investment returns on various mutual funds, stocks, bonds, certificates of deposit, tax free bonds, or common stock and bond indexes; and (ii) other groups of variable annuity separate accounts or other investment products tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds and other investment companies by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons who rank such investment companies on overall performance or other criteria.

     Reports and promotional literature may also contain the ratings New York Life and NYLIAC have received from independent rating agencies. New York Life and NYLIAC are among only a few companies that have consistently received among the highest possible ratings from the four major independent rating companies for financial strength and stability: A.M. Best, Fitch, Moody's and Standard and Poor's. However, neither New York Life nor NYLIAC guarantees the investment performance of the Investment Divisions.

                                ANNUITY PAYMENTS

     We will make equal annuity payments each month under the Life Income Payment Option during the lifetime of the Annuitant. Once payments begin, they do not change and are guaranteed for 10 years even if the Annuitant dies sooner. If the Annuitant dies before all guaranteed payments have been made, the rest will be made to the Beneficiary. We may require that the payee submit proof of the Annuitant's survivorship as a condition for future payments beyond the 10-year guaranteed payment period.

     On the Annuity Commencement Date, we will determine the Accumulation Value of your policy and use that value to calculate the amount of each annuity payment. We determine each annuity payment by applying the Accumulation Value, less any premium taxes, to the annuity factors specified in the annuity table set forth in the policy. Those factors are based on a set amount per $1,000 of proceeds applied. The appropriate rate must be determined by the sex (except where, as in the case of certain Qualified Policies and other employer-sponsored retirement plans, such classification is not permitted), date of application and age of the Annuitant. The dollars applied are then divided by 1,000 and the result multiplied by the appropriate annuity factor from the table to compute the amount of the each monthly annuity payment.

                                GENERAL MATTERS

     NON-PARTICIPATING. The policies are non-participating. Dividends are not paid.

     MISSTATEMENT OF AGE OR SEX. If the Annuitant's stated age and/or sex in the policy are incorrect, NYLIAC will change the benefits payable to those which the premium payments would have purchased for the correct age and sex. Sex is not a factor when annuity benefits are based on unisex annuity payment rate tables. (See "Income Payments--Election of Income Payment Options" in the Prospectus.) If we made payments based on incorrect age or sex, we will increase or reduce a later payment or payments to adjust for the error. Any adjustment will include interest, at 3.5% per year, from the date of the wrong payment to the date the adjustment is made.

     ASSIGNMENTS. If permitted by the plan or by law for the plan indicated in the application for the policy, you may assign a Non-Qualified Policy or any interest in it prior to the Annuity Commencement Date and during the Annuitant's lifetime. NYLIAC will not be deemed to know of an assignment unless it receives a copy of a duly executed instrument evidencing such assignment. Further, NYLIAC assumes no responsibility for the validity of any assignment. (See "Federal Tax Matters--Taxation of Annuities in General" in the Prospectus.)

     MODIFICATION. NYLIAC may not modify the policy without your consent except to make the policy meet the requirements of the Investment Company Act of 1940, or to make the policy comply with any changes in the Internal Revenue Code or as required by the Code in order to continue treatment of the policy as an annuity, or by any other applicable law.

     INCONTESTABILITY. We rely on statements made in the application or a Policy Request. They are representations, not warranties. We will not contest the policy after it has been in force during the lifetime of the Annuitant for two years from the Policy Date.

                              FEDERAL TAX MATTERS

     TAXATION OF NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

     NYLIAC is taxed as a life insurance company. Because the Separate Account is not an entity separate from NYLIAC, and its operations form a part of NYLIAC, it will not be taxed separately as a "regulated investment company" under Subchapter M of the Code. Investment income and realized net capital gains on the assets of the Separate Account are reinvested and are taken into account in determining the Accumulation Value. As a result, such investment income and realized net capital gains are automatically retained as part of the reserves under the policy. Under existing federal income tax law, NYLIAC believes that Separate Account investment income and realized net capital gains should not be taxed to the extent that such income and gains are retained as part of the reserves under the policy.

     TAX STATUS OF THE POLICIES

     Section 817(h) of the Code requires that the investments of the Separate Account must be "adequately diversified" in accordance with Treasury regulations in order for the policies to qualify as annuity contracts under Section 72 of the Code. The Separate Account intends to comply with the diversification requirements prescribed by the Treasury under Treasury Regulation Section 1.817-5.

     To comply with regulations under Section 817(h) of the Code, the Separate Account is required to diversify its investments, so that on the last day of each quarter of a calendar year, no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S. Government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. Government or an agency or instrumentality of the U.S. Government is treated as a security issued by the U.S. Government or its agency or instrumentality, whichever is applicable.

     Although the Treasury Department has issued regulations on the diversification requirements, such regulations do not provide guidance concerning the extent to which policy owners may direct their investments to particular subaccounts of a separate account, or the permitted number of such subaccounts. It is unclear whether additional guidance in this regard will be issued in the future. It is possible that if such guidance is issued, the policy may need to be modified to comply with such additional guidance. For these reasons, NYLIAC reserves the right to modify the policy as necessary to attempt to prevent the policy owner from being considered the owner of the assets of the Separate Account or otherwise to qualify the policy for favorable tax treatment.

     The Code also requires that non-qualified annuity contracts contain specific provisions for distribution of the policy proceeds upon the death of any policy owner. In order to be treated as an annuity contract for federal income tax purposes, the Code requires that such policies provide that (a) if any policy owner dies on or after the Annuity Commencement Date and before the entire interest in the policy has been distributed, the remaining portion must be distributed at least as rapidly as under the method in effect on the policy owner's death; and (b) if any policy owner dies before the Annuity Commencement Date, the entire interest in the policy must generally be distributed within 5 years after the policy owner's date of death. These requirements will be considered satisfied if the entire interest of the policy is used to purchase an immediate annuity under which payments will begin within one year of the policy owner's death and will be made for the life of the Beneficiary or for a period not extending beyond the life expectancy of the Beneficiary. If the Beneficiary is the policy owner's surviving spouse, the Policy may be continued with the surviving spouse as the new policy owner. If the policy owner is not a natural person, these "death of Owner" rules apply when the primary Annuitant is changed. Non-Qualified Policies contain provisions intended to comply with these requirements of the Code. No regulations interpreting these requirements of the Code have yet been issued and thus no assurance can be given that the provisions contained in these policies satisfy all such Code requirements. The provisions contained in these policies will be reviewed and modified if necessary to assure that they comply with the Code requirements when clarified by regulation or otherwise.

     Withholding of federal income taxes on the taxable portion of all distributions may be required unless the recipient elects not to have any such amounts withheld and properly notifies NYLIAC of that election. Different rules may apply to United States citizens or expatriates living abroad. In addition, some states have enacted legislation requiring withholding.

     Even if a recipient elects no withholding, special rules may require NYLIAC to disregard the recipient's election if the recipient fails to supply NYLIAC with a "TIN" or taxpayer identification number (social security number for individuals) or if the Internal Revenue Service notifies NYLIAC that the TIN provided by the recipient is incorrect.

                          DISTRIBUTOR OF THE POLICIES

     NYLIFE Distributors Inc. ("NYLIFE Distributors") is the principal underwriter and distributor of the policies. NYLIFE Distributors is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. NYLIFE Distributors is an indirect wholly-owned subsidiary of New York Life. The maximum commission paid to broker-dealers who have entered into dealer agreements with NYLIFE Distributors is not expected to exceed 7%. A portion of this amount is paid as commissions to registered representatives.

     For the years ended December 31, 2000, 2001 and 2002, NYLIAC paid commissions of $14,961,661, $9,759,573 and $4,223,968, respectively, none of which was retained by NYLIFE Distributors.

     The policies are sold and premium payments are accepted on a continuous basis.

                     SAFEKEEPING OF SEPARATE ACCOUNT ASSETS

     NYLIAC holds title to assets of the Separate Account. The assets are kept physically segregated and held separate and apart from NYLIAC's general corporate assets. Records are maintained of all purchases and redemptions of Eligible Portfolio shares held by each of the Investment Divisions.

                                STATE REGULATION

     NYLIAC is a stock life insurance company organized under the laws of Delaware, and is subject to regulation by the Delaware State Insurance Department. We file an annual statement with the Delaware Commissioner of Insurance on or before March 1 of each year covering the operations and reporting on the financial condition of NYLIAC as of December 31 of the preceding calendar year. Periodically, the Delaware Commissioner of Insurance examines the financial condition of NYLIAC, including the liabilities and reserves of the Separate Account.

     In addition, NYLIAC is subject to the insurance laws and regulations of all the states where it is licensed to operate. The availability of certain policy rights and provisions depends on state approval and/or filing and review processes. Where required by state law or regulation, the policies will be modified accordingly.

                              RECORDS AND REPORTS

     NYLIAC maintains all records and accounts relating to the Separate Account. As presently required by the federal securities laws, NYLIAC will mail to you at your last known address of record, at least semi-annually after the first Policy Year, reports containing information required under the federal securities laws or by any other applicable law or regulation.

                               LEGAL PROCEEDINGS

     NYLIAC is a defendant in individual suits arising from its agency sales force, insurance (including variable contracts registered under the federal securities law), investment, retail securities and/or other operations, including actions involving retail sales practices. Most of these actions seek substantial or unspecified compensatory and punitive damages. NYLIAC is also from time to time involved in various governmental, administrative, and investigative proceedings and inquiries.

     Notwithstanding the uncertain nature of litigation and regulatory inquiries, the outcome of which cannot be predicted, NYLIAC believes that, after provisions made in the financial statements, the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on NYLIAC's financial position; however, it is possible that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on NYLIAC's operating results for a given year.

                              FINANCIAL STATEMENTS

     The balance sheet of NYLIAC as of December 31, 2002 and 2001 and the statements of income, of stockholder's equity and of cash flows for each of the three years in the period ended December 31, 2002 included in this Statement of Additional Information have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

     The Separate Account statement of assets and liabilities as of December 31, 2002 and the statement of operations, statement of changes in net assets and the financial highlights for each of the periods indicated in this Statement of Additional Information have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

                               OTHER INFORMATION

     NYLIAC filed a registration statement with the Securities and Exchange Commission, under the Securities Act of 1933 as amended, with respect to the policies discussed in the Prospectus and this Statement of Additional Information. We have not included all of the information set forth in the registration statement, amendments and exhibits to the registration statement in the Prospectus and this Statement of Additional Information. We intend the statements contained in the Prospectus and this Statement of Additional Information concerning the content of the policies and other legal instruments to be summaries. For a complete statement of the terms of these documents, you should refer to the instruments filed with the Securities and Exchange Commission. For a complete statement of the terms of these documents, you should refer to the instruments filed with the Securities and Exchange Commission. The omitted information may be obtained at the principal offices of the Securities and Exchange Commission in Washington, D.C., upon payment of prescribed fees, or thorough the Commission's website at www.sec.gov.

                  NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

                              FINANCIAL STATEMENTS

            SERIES I POLICIES:               LifeStages(R) Variable Annuity
                                             LifeStages(R) Flexible Premium Variable
                                             Annuity
                                             MainStay Plus Variable Annuity

            SERIES II POLICIES:              LifeStages(R) Access Variable Annuity
                                             MainStay Access Variable Annuity

            SERIES III POLICIES:             LifeStages(R) Premium Plus Variable
                                             Annuity
                                             MainStay Premium Plus Variable Annuity
                                             AmSouth Premium Plus Variable Annuity

            SERIES IV POLICIES:              LifeStages(R) Essentials Variable Annuity
                                             MainStay Plus II Variable Annuity

            SERIES V POLICIES:               LifeStages(R) Select Variable Annuity
                                             MainStay Select Variable Annuity

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 2002


                                                                                MAINSTAY VP      MAINSTAY VP
                                                               MAINSTAY VP        CAPITAL            CASH
                                                                   BOND         APPRECIATION      MANAGEMENT
                                                              ------------------------------------------------
ASSETS:
  Investment at net asset value.............................   $268,227,861     $348,791,182     $365,411,652

LIABILITIES:
  Liability to New York Life Insurance and Annuity
  Corporation for:
    Mortality and expense risk charges......................        824,263        1,200,530        1,197,964
    Administrative charges..................................         81,993          140,207          107,609
                                                               ------------     ------------     ------------
      Total net assets......................................   $267,321,605     $347,450,445     $364,106,079
                                                               ============     ============     ============
TOTAL NET ASSETS REPRESENTED BY:
  Net assets of Policyowners:
    Series I Policies.......................................   $216,195,815     $330,248,725     $263,444,077
    Series II Policies......................................      2,093,772          847,298       27,215,519
    Series III Policies.....................................     42,745,224       13,382,586       68,334,537
    Series IV Policies......................................      6,150,046        2,958,194        4,941,910
    Series V Policies.......................................        136,748           13,642          170,036
  Net assets retained in Separate Account by
    New York Life Insurance and Annuity Corporation.........             --               --               --
                                                               ------------     ------------     ------------
      Total net assets......................................   $267,321,605     $347,450,445     $364,106,079
                                                               ============     ============     ============
    Series I variable accumulation unit value...............   $      15.14     $      12.98     $       1.27
                                                               ============     ============     ============
    Series II variable accumulation unit value..............   $      12.32     $       4.88     $       1.05
                                                               ============     ============     ============
    Series III variable accumulation unit value.............   $      12.08     $       4.46     $       1.04
                                                               ============     ============     ============
    Series IV variable accumulation unit value..............   $      10.77     $       7.46     $       1.00
                                                               ============     ============     ============
    Series V variable accumulation unit value...............   $      10.52     $       9.20     $       1.00
                                                               ============     ============     ============
Identified Cost of Investment...............................   $262,999,789     $668,020,973     $365,407,581
                                                               ============     ============     ============

Not all investment divisions are available under all policies.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III


                      MAINSTAY VP                       MAINSTAY VP      MAINSTAY VP      MAINSTAY VP      MAINSTAY VP
     MAINSTAY VP         EQUITY        MAINSTAY VP         GROWTH         HIGH YIELD        INDEXED       INTERNATIONAL
     CONVERTIBLE         INCOME         GOVERNMENT         EQUITY       CORPORATE BOND       EQUITY           EQUITY
    --------------------------------------------------------------------------------------------------------------------
     $158,413,741     $ 63,950,582     $290,099,553     $270,392,279     $472,037,237     $494,085,963     $ 28,253,233

          522,840          196,709          878,626          914,841        1,467,936        1,706,282           98,342
           53,771           17,515           87,218          101,161          158,627          189,561            9,331
     ------------     ------------     ------------     ------------     ------------     ------------     ------------
     $157,837,130     $ 63,736,358     $289,133,709     $269,376,277     $470,410,674     $492,190,120     $ 28,145,560
     ============     ============     ============     ============     ============     ============     ============
     $132,023,226     $ 40,387,725     $230,479,522     $244,016,609     $417,268,458     $447,495,193     $ 23,569,159
        1,651,142          549,391        3,455,707        1,248,608        2,461,669        1,559,259          257,000
       20,474,838       15,132,070       45,739,930       21,124,767       43,111,355       37,642,277        3,598,678
        3,674,504        3,414,174        9,290,685        2,966,916        7,503,322        5,417,494          707,082
           13,420          113,210          167,865           19,377           65,870           75,897           13,641
               --        4,139,788               --               --               --               --               --
     ------------     ------------     ------------     ------------     ------------     ------------     ------------
     $157,837,130     $ 63,736,358     $289,133,709     $269,376,277     $470,410,674     $492,190,120     $ 28,145,560
     ============     ============     ============     ============     ============     ============     ============
     $      13.95     $       8.28     $      15.10     $      16.31     $      15.19     $      16.41     $      12.19
     ============     ============     ============     ============     ============     ============     ============
     $       7.89     $       8.23     $      12.04     $       5.71     $       9.65     $       6.23     $       7.45
     ============     ============     ============     ============     ============     ============     ============
     $       7.56     $       8.38     $      11.91     $       5.74     $       9.48     $       6.07     $       7.48
     ============     ============     ============     ============     ============     ============     ============
     $       9.27     $       8.09     $      10.74     $       8.08     $       9.67     $       8.20     $       8.82
     ============     ============     ============     ============     ============     ============     ============
     $      10.37     $       8.19     $      10.52     $       9.16     $      10.27     $       9.84     $       9.79
     ============     ============     ============     ============     ============     ============     ============
     $197,924,747     $ 72,904,879     $282,348,101     $434,320,496     $599,932,642     $725,506,850     $ 29,492,510
     ============     ============     ============     ============     ============     ============     ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of December 31, 2002


                                                               MAINSTAY VP      MAINSTAY VP      MAINSTAY VP
                                                                 MID CAP          MID CAP         SMALL CAP
                                                                   CORE            GROWTH           GROWTH
                                                              ------------------------------------------------
ASSETS:
  Investment at net asset value.............................   $ 19,921,037     $ 16,883,222     $ 25,418,699

LIABILITIES:
  Liability to New York Life Insurance and Annuity
  Corporation for:
    Mortality and expense risk charges......................         62,934           50,587           80,617
    Administrative charges..................................          6,173            4,609            7,450
                                                               ------------     ------------     ------------
      Total net assets......................................   $ 19,851,930     $ 16,828,026     $ 25,330,632
                                                               ============     ============     ============
TOTAL NET ASSETS REPRESENTED BY:
  Net assets of Policyowners:
    Series I Policies.......................................   $ 11,010,146     $  8,115,596     $ 14,448,695
    Series II Policies......................................         68,909          142,179          267,459
    Series III Policies.....................................      3,509,604        3,961,250        5,362,285
    Series IV Policies......................................      1,239,943        1,392,398        1,797,878
    Series V Policies.......................................          9,862           15,471           14,106
  Net assets retained in Separate Account by
    New York Life Insurance and Annuity Corporation.........      4,013,466        3,201,132        3,440,209
                                                               ------------     ------------     ------------
      Total net assets......................................   $ 19,851,930     $ 16,828,026     $ 25,330,632
                                                               ============     ============     ============
    Series I variable accumulation unit value...............   $       8.03     $       6.40     $       6.88
                                                               ============     ============     ============
    Series II variable accumulation unit value..............   $       8.67     $       8.19     $       7.07
                                                               ============     ============     ============
    Series III variable accumulation unit value.............   $       8.35     $       6.54     $       6.86
                                                               ============     ============     ============
    Series IV variable accumulation unit value..............   $       8.14     $       7.01     $       7.41
                                                               ============     ============     ============
    Series V variable accumulation unit value...............   $       9.70     $      10.20     $       8.31
                                                               ============     ============     ============
Identified Cost of Investment...............................   $ 22,379,934     $ 21,701,587     $ 30,501,218
                                                               ============     ============     ============

Not all investment divisions are available under all policies.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

                                       MAINSTAY VP      MAINSTAY VP      MAINSTAY VP      MAINSTAY VP
                                         AMERICAN         DREYFUS        EAGLE ASSET          LORD            ALGER
     MAINSTAY VP                         CENTURY           LARGE          MANAGEMENT         ABBETT          AMERICAN
        TOTAL         MAINSTAY VP         INCOME          COMPANY           GROWTH         DEVELOPING         SMALL
        RETURN           VALUE           & GROWTH          VALUE            EQUITY           GROWTH       CAPITALIZATION
    --------------------------------------------------------------------------------------------------------------------
     $229,466,803     $197,403,756     $ 47,527,942     $ 41,730,272     $ 93,482,725     $ 19,667,027     $ 50,389,388

          763,728          661,800          159,423          141,737          328,644           63,379          171,379
           87,105           69,981           17,753           14,424           35,881            6,995           18,272
     ------------     ------------     ------------     ------------     ------------     ------------     ------------
     $228,615,970     $196,671,975     $ 47,350,766     $ 41,574,111     $ 93,118,200     $ 19,596,653     $ 50,199,737
     ============     ============     ============     ============     ============     ============     ============
     $213,473,169     $169,824,237     $ 35,400,313     $ 26,746,544     $ 82,524,687     $ 11,493,461     $ 44,207,206
        1,846,562          902,544          212,821          308,899          478,927          108,823          417,029
       11,220,921       22,025,767        3,273,583        5,637,233        8,997,872        1,600,996        5,199,831
        2,062,893        3,869,862          528,518          809,559        1,116,702          320,696          375,671
           12,425           49,565               --               --               12               --               --
               --               --        7,935,531        8,071,876               --        6,072,677               --
     ------------     ------------     ------------     ------------     ------------     ------------     ------------
     $228,615,970     $196,671,975     $ 47,350,766     $ 41,574,111     $ 93,118,200     $ 19,596,653     $ 50,199,737
     ============     ============     ============     ============     ============     ============     ============
     $      14.41     $      14.51     $       7.94     $       8.07     $       9.85     $       6.07     $       6.15
     ============     ============     ============     ============     ============     ============     ============
     $       6.64     $       8.49     $       6.57     $       7.49     $       5.52     $       5.83     $       4.31
     ============     ============     ============     ============     ============     ============     ============
     $       6.37     $       8.11     $       6.45     $       7.40     $       4.72     $       5.86     $       4.00
     ============     ============     ============     ============     ============     ============     ============
     $       8.73     $       7.67     $       8.15     $       7.99     $       7.90     $       7.72     $       8.19
     ============     ============     ============     ============     ============     ============     ============
     $       9.93     $       8.34     $         --     $         --     $       9.60     $         --     $         --
     ============     ============     ============     ============     ============     ============     ============
     $319,713,258     $258,011,388     $ 63,850,639     $ 53,098,727     $174,148,628     $ 31,756,199     $ 65,418,380
     ============     ============     ============     ============     ============     ============     ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of December 31, 2002


                                                                 AMSOUTH          AMSOUTH
                                                                 ENHANCED      INTERNATIONAL       AMSOUTH
                                                                  MARKET           EQUITY         LARGE CAP
                                                              ------------------------------------------------
ASSETS:
  Investment at net asset value.............................   $  1,569,151     $    140,120     $  2,536,752

LIABILITIES:
  Liability to New York Life Insurance and Annuity
  Corporation for:
    Mortality and expense risk charges......................          6,711              755           10,644
    Administrative charges..................................             --               --               --
                                                               ------------     ------------     ------------
      Total net assets......................................   $  1,562,440     $    139,365     $  2,526,108
                                                               ============     ============     ============
TOTAL NET ASSETS REPRESENTED BY:
  Net assets of Policyowners:
    Series I Policies.......................................   $         --     $         --     $         --
    Series II Policies......................................             --               --               --
    Series III Policies.....................................      1,562,440          139,365        2,526,108
    Series IV Policies......................................             --               --               --
    Series V Policies.......................................             --               --               --
                                                               ------------     ------------     ------------
      Total net assets......................................   $  1,562,440     $    139,365     $  2,526,108
                                                               ============     ============     ============
    Series I variable accumulation unit value...............   $         --     $         --     $         --
                                                               ============     ============     ============
    Series II variable accumulation unit value..............   $         --     $         --     $         --
                                                               ============     ============     ============
    Series III variable accumulation unit value.............   $       6.53     $       6.71     $       6.57
                                                               ============     ============     ============
    Series IV variable accumulation unit value..............   $         --     $         --     $         --
                                                               ============     ============     ============
    Series V variable accumulation unit value...............   $         --     $         --     $         --
                                                               ============     ============     ============
Identified Cost of Investment...............................   $  1,909,053     $    162,672     $  3,054,491
                                                               ============     ============     ============

Not all investment divisions are available under all policies.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

                                         DREYFUS IP         FIDELITY          FIDELITY
                        CALVERT          TECHNOLOGY            VIP               VIP          JANUS ASPEN
       AMSOUTH           SOCIAL            GROWTH         CONTRAFUND(R)     EQUITY-INCOME        SERIES
       MID CAP          BALANCED      (INITIAL SHARES)   (INITIAL CLASS)   (INITIAL CLASS)      BALANCED
    -------------------------------------------------------------------------------------------------------
     $    829,642     $ 27,488,553      $  7,398,993      $263,102,666      $168,375,326      $602,586,326

            3,244           92,686            24,339           869,763           571,205         1,974,894
               --            9,584             2,054            97,065            59,544           216,299
     ------------     ------------      ------------      ------------      ------------      ------------
     $    826,398     $ 27,386,283      $  7,372,600      $262,135,838      $167,744,577      $600,395,133
     ============     ============      ============      ============      ============      ============
     $         --     $ 23,138,958      $  4,789,504      $238,091,149      $144,348,363      $534,854,441
               --          111,453           156,002           980,757           625,993         2,505,511
          826,398        3,778,952         2,060,078        19,346,897        20,493,322        54,823,884
               --          351,872           367,016         3,663,679         2,204,401         8,129,281
               --            5,048                --            53,356            72,498            82,016
     ------------     ------------      ------------      ------------      ------------      ------------
     $    826,398     $ 27,386,283      $  7,372,600      $262,135,838      $167,744,577      $600,395,133
     ============     ============      ============      ============      ============      ============
     $         --     $      14.22      $       5.88      $      14.56      $      12.50      $      17.05
     ============     ============      ============      ============      ============      ============
     $         --     $       7.42      $       7.18      $       7.66      $       8.15      $       8.85
     ============     ============      ============      ============      ============      ============
     $       5.66     $       7.21      $       5.98      $       7.37      $       8.03      $       8.34
     ============     ============      ============      ============      ============      ============
     $         --     $       9.23      $       7.16      $       8.63      $       8.15      $       9.19
     ============     ============      ============      ============      ============      ============
     $         --     $      10.08      $         --      $      10.30      $       8.24      $       9.57
     ============     ============      ============      ============      ============      ============
     $  1,011,345     $ 36,430,923      $  9,800,895      $343,597,118      $214,946,747      $728,202,985
     ============     ============      ============      ============      ============      ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of December 31, 2002

                                                               JANUS ASPEN         MFS(R)
                                                                  SERIES         INVESTORS          MFS(R)
                                                                WORLDWIDE          TRUST           RESEARCH
                                                                  GROWTH           SERIES           SERIES
                                                              ------------------------------------------------
ASSETS:
  Investment at net asset value.............................   $268,041,219     $ 27,328,297     $ 34,671,339

LIABILITIES:
  Liability to New York Life Insurance and Annuity
  Corporation for:
    Mortality and expense risk charges......................        897,418           97,667          120,933
    Administrative charges..................................        103,259            9,447           12,451
                                                               ------------     ------------     ------------
      Total net assets......................................   $267,040,542     $ 27,221,183     $ 34,537,955
                                                               ============     ============     ============
TOTAL NET ASSETS REPRESENTED BY:
  Net assets of Policyowners:
    Series I Policies.......................................   $250,711,739     $ 22,188,548     $ 29,510,550
    Series II Policies......................................      1,023,727          260,327          269,768
    Series III Policies.....................................     13,227,423        4,309,312        4,400,817
    Series IV Policies......................................      2,077,635          462,996          356,679
    Series V Policies.......................................             18               --              141
                                                               ------------     ------------     ------------
      Total net assets......................................   $267,040,542     $ 27,221,183     $ 34,537,955
                                                               ============     ============     ============
    Series I variable accumulation unit value...............   $      12.02     $       7.07     $       7.19
                                                               ============     ============     ============
    Series II variable accumulation unit value..............   $       5.13     $       6.28     $       5.10
                                                               ============     ============     ============
    Series III variable accumulation unit value.............   $       4.71     $       6.18     $       4.89
                                                               ============     ============     ============
    Series IV variable accumulation unit value..............   $       7.79     $       8.14     $       7.89
                                                               ============     ============     ============
    Series V variable accumulation unit value...............   $       9.96     $         --     $       9.65
                                                               ============     ============     ============
Identified Cost of Investment...............................   $507,959,331     $ 37,921,970     $ 60,628,945
                                                               ============     ============     ============

Not all investment divisions are available under all policies.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

                         NEUBERGER                                          VAN KAMPEN
                           BERMAN                           VAN ECK            UIF
                            AMT         T. ROWE PRICE      WORLDWIDE         EMERGING
         MFS(R)           MID-CAP           EQUITY            HARD           MARKETS
    UTILITIES SERIES       GROWTH           INCOME           ASSETS           EQUITY
    ------------------------------------------------------------------------------------
      $    742,797      $  3,057,253     $117,050,255     $  8,986,681     $ 25,883,814

             2,615             9,665          394,738           28,948          113,259
               116               607           37,331            2,644            9,524
      ------------      ------------     ------------     ------------     ------------
      $    740,066      $  3,046,981     $116,618,186     $  8,955,089     $ 25,761,031
      ============      ============     ============     ============     ============
      $    299,325      $  1,672,838     $ 89,633,781     $  6,350,985     $ 22,763,837
             9,572            25,706        1,043,769           48,887          109,311
           390,429         1,192,447       22,370,872        2,229,190        2,432,365
            40,740           155,836        3,452,962          326,027          455,518
                --               154          116,802               --               --
      ------------      ------------     ------------     ------------     ------------
      $    740,066      $  3,046,981     $116,618,186     $  8,955,089     $ 25,761,031
      ============      ============     ============     ============     ============
      $       6.72      $       6.72     $       9.90     $       8.89     $       7.09
      ============      ============     ============     ============     ============
      $       7.93      $       6.94     $       9.47     $       8.83     $       5.12
      ============      ============     ============     ============     ============
      $       6.35      $       6.99     $       9.27     $       8.96     $       5.96
      ============      ============     ============     ============     ============
      $      10.18      $       9.68     $       8.22     $       8.42     $       7.88
      ============      ============     ============     ============     ============
      $         --      $       9.42     $       8.41     $         --     $         --
      ============      ============     ============     ============     ============
      $    777,644      $  3,584,729     $134,244,328     $  9,623,491     $ 42,193,693
      ============      ============     ============     ============     ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS
For the year ended December 31, 2002


                                                                                MAINSTAY VP         MAINSTAY VP
                                                            MAINSTAY VP           CAPITAL              CASH
                                                               BOND            APPRECIATION         MANAGEMENT
                                                         ---------------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income......................................    $  11,352,633       $     415,669      $     4,403,955
  Mortality and expense risk charges...................       (2,647,985)         (5,651,162)          (4,354,564)
  Administrative charges...............................         (278,491)           (665,625)            (405,671)
                                                           -------------       -------------      ---------------
      Net investment income (loss).....................        8,426,157          (5,901,118)            (356,280)
                                                           -------------       -------------      ---------------
REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments....................       19,317,518          92,244,056        1,089,153,732
  Cost of investments sold.............................      (19,258,898)       (126,987,938)      (1,089,140,646)
                                                           -------------       -------------      ---------------
      Net realized gain (loss) on investments..........           58,620         (34,743,882)              13,086
  Realized gain distribution received..................          233,898                  --                1,683
  Change in unrealized appreciation (depreciation) on
    investments........................................        8,108,625        (136,533,157)               3,220
                                                           -------------       -------------      ---------------
      Net gain (loss) on investments...................        8,401,143        (171,277,039)              17,989
                                                           -------------       -------------      ---------------
        Net increase (decrease) in net assets resulting
          from operations..............................    $  16,827,300       $(177,178,157)     $      (338,291)
                                                           =============       =============      ===============


                                                            MAINSTAY VP         MAINSTAY VP         MAINSTAY VP
                                                              MID CAP             MID CAP            SMALL CAP
                                                               CORE               GROWTH              GROWTH
                                                         ---------------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income......................................    $      59,598       $          --      $            --
  Mortality and expense risk charges...................         (180,844)           (169,939)            (262,574)
  Administrative charges...............................          (19,009)            (16,864)             (25,834)
                                                           -------------       -------------      ---------------
      Net investment income (loss).....................         (140,255)           (186,803)            (288,408)
                                                           -------------       -------------      ---------------
REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments....................        2,049,696           1,116,007            2,795,622
  Cost of investments sold.............................       (2,423,913)         (1,331,843)          (3,663,776)
                                                           -------------       -------------      ---------------
      Net realized gain (loss) on investments..........         (374,217)           (215,836)            (868,154)
  Realized gain distribution received..................               --                  --                   --
  Change in unrealized appreciation (depreciation) on
    investments........................................       (2,220,456)         (4,536,431)          (5,368,934)
                                                           -------------       -------------      ---------------
      Net gain (loss) on investments...................       (2,594,673)         (4,752,267)          (6,237,088)
                                                           -------------       -------------      ---------------
        Net increase (decrease) in net assets resulting
          from operations..............................    $  (2,734,928)      $  (4,939,070)     $    (6,525,496)
                                                           =============       =============      ===============

Not all investment divisions are available under all policies.

For Series IV and V policies, represents the period May 10, 2002 (Commencement of Operations) through December 31, 2002.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III


                                                                         MAINSTAY VP
                      MAINSTAY VP                       MAINSTAY VP       HIGH YIELD      MAINSTAY VP      MAINSTAY VP
     MAINSTAY VP         EQUITY        MAINSTAY VP         GROWTH         CORPORATE         INDEXED       INTERNATIONAL
     CONVERTIBLE         INCOME         GOVERNMENT         EQUITY            BOND            EQUITY           EQUITY
    --------------------------------------------------------------------------------------------------------------------
    $   4,542,819    $     644,814    $   7,997,901    $   2,892,931    $  49,251,682    $   7,148,468    $     400,701
       (2,011,033)        (578,569)      (2,364,670)      (4,100,066)      (5,737,033)      (7,302,746)        (337,497)
         (215,089)         (55,784)        (243,025)        (461,877)        (640,580)        (829,408)         (34,013)
    -------------    -------------    -------------    -------------    -------------    -------------    -------------
        2,316,697           10,461        5,390,206       (1,669,012)      42,874,069         (983,686)          29,191
    -------------    -------------    -------------    -------------    -------------    -------------    -------------
       18,420,369        3,207,437       17,643,152       55,268,600       95,781,855       85,463,077      170,512,084
      (22,430,356)      (3,775,916)     (17,028,095)     (73,626,855)    (144,519,091)     (95,357,052)    (173,451,463)
    -------------    -------------    -------------    -------------    -------------    -------------    -------------
       (4,009,987)        (568,479)         615,057      (18,358,255)     (48,737,236)      (9,893,975)      (2,939,379)
               --               --               --               --               --        1,895,714               --
      (14,037,265)      (9,400,818)       8,468,925      (77,213,593)       8,317,876     (150,872,602)       2,050,357
    -------------    -------------    -------------    -------------    -------------    -------------    -------------
      (18,047,252)      (9,969,297)       9,083,982      (95,571,848)     (40,419,360)    (158,870,863)        (889,022)
    -------------    -------------    -------------    -------------    -------------    -------------    -------------
    $ (15,730,555)   $  (9,958,836)   $  14,474,188    $ (97,240,860)   $   2,454,709    $(159,854,549)   $    (859,831)
    =============    =============    =============    =============    =============    =============    =============

                                       MAINSTAY VP      MAINSTAY VP      MAINSTAY VP      MAINSTAY VP
                                         AMERICAN         DREYFUS        EAGLE ASSET          LORD            ALGER
     MAINSTAY VP                         CENTURY           LARGE          MANAGEMENT         ABBETT          AMERICAN
        TOTAL         MAINSTAY VP         INCOME          COMPANY           GROWTH         DEVELOPING         SMALL
        RETURN           VALUE           & GROWTH          VALUE            EQUITY           GROWTH       CAPITALIZATION
    --------------------------------------------------------------------------------------------------------------------
    $   6,217,847    $   3,167,647    $     571,554    $     287,220    $      71,479    $          --    $          --
       (3,347,811)      (2,763,423)        (658,371)        (586,512)      (1,503,903)        (288,181)        (785,132)
         (387,341)        (302,729)         (75,329)         (61,266)        (167,139)         (32,474)         (84,085)
    -------------    -------------    -------------    -------------    -------------    -------------    -------------
        2,482,695          101,495         (162,146)        (360,558)      (1,599,563)        (320,655)        (869,217)
    -------------    -------------    -------------    -------------    -------------    -------------    -------------
       42,517,359       20,551,108        5,897,054        5,428,150       21,363,706        9,174,373      167,207,778
      (43,417,534)     (24,285,983)      (6,985,427)      (6,564,339)     (43,420,842)     (10,820,305)    (178,686,381)
    -------------    -------------    -------------    -------------    -------------    -------------    -------------
         (900,175)      (3,734,875)      (1,088,373)      (1,136,189)     (22,057,136)      (1,645,932)     (11,478,603)
               --          343,792               --               --               --               --               --
      (55,904,745)     (52,715,057)     (11,257,981)     (11,310,942)     (18,871,432)      (6,237,398)      (8,183,074)
    -------------    -------------    -------------    -------------    -------------    -------------    -------------
      (56,804,920)     (56,106,140)     (12,346,354)     (12,447,131)     (40,928,568)      (7,883,330)     (19,661,677)
    -------------    -------------    -------------    -------------    -------------    -------------    -------------
    $ (54,322,225)   $ (56,004,645)   $ (12,508,500)   $ (12,807,689)   $ (42,528,131)   $  (8,203,985)   $ (20,530,894)
    =============    =============    =============    =============    =============    =============    =============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the year ended December 31, 2002


                                                                 AMSOUTH         AMSOUTH
                                                                ENHANCED      INTERNATIONAL      AMSOUTH
                                                                 MARKET          EQUITY         LARGE CAP
                                                              ---------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income...........................................  $      7,019    $        549    $       4,054
  Mortality and expense risk charges........................       (22,125)         (3,223)         (36,131)
  Administrative charges....................................            --              --               --
                                                              -------------   -------------   -------------
      Net investment income (loss)..........................       (15,106)         (2,674)         (32,077)
                                                              -------------   -------------   -------------
REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments.........................       409,738         127,208          412,504
  Cost of investments sold..................................      (494,989)       (163,035)        (505,547)
                                                              -------------   -------------   -------------
      Net realized gain (loss) on investments...............       (85,251)        (35,827)         (93,043)
  Realized gain distribution received.......................            --              --               --
  Change in unrealized appreciation (depreciation) on
    investments.............................................      (336,281)        (12,840)        (548,806)
                                                              -------------   -------------   -------------
      Net gain (loss) on investments........................      (421,532)        (48,667)        (641,849)
                                                              -------------   -------------   -------------
        Net increase (decrease) in net assets resulting from
          operations........................................  $   (436,638)   $    (51,341)   $    (673,926)
                                                              =============   =============   =============


                                                               JANUS ASPEN       MFS(R)
                                                                 SERIES         INVESTORS        MFS(R)
                                                                WORLDWIDE         TRUST         RESEARCH
                                                                 GROWTH          SERIES          SERIES
                                                              ---------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income...........................................  $  2,947,276    $    175,002    $     116,020
  Mortality and expense risk charges........................    (4,180,744)       (407,657)        (545,540)
  Administrative charges....................................      (486,318)        (40,352)         (57,163)
                                                              -------------   -------------   -------------
      Net investment income (loss)..........................    (1,719,786)       (273,007)        (486,683)
                                                              -------------   -------------   -------------
REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments.........................   160,339,446       6,219,244        9,955,000
  Cost of investments sold..................................  (176,416,807)     (8,813,706)     (18,423,022)
                                                              -------------   -------------   -------------
      Net realized gain (loss) on investments...............   (16,077,361)     (2,594,462)      (8,468,022)
  Realized gain distribution received.......................            --              --               --
  Change in unrealized appreciation (depreciation) on
    investments.............................................   (86,686,068)     (5,326,780)      (4,091,609)
                                                              -------------   -------------   -------------
      Net gain (loss) on investments........................  (102,763,429)     (7,921,242)     (12,559,631)
                                                              -------------   -------------   -------------
        Net increase (decrease) in net assets resulting
          from operations...................................  $(104,483,215)  $ (8,194,249)   $ (13,046,314)
                                                              =============   =============   =============

Not all investment divisions are available under all policies.

For Series IV and V policies, represents the period May 10, 2002 (Commencement of Operations) through December 31, 2002.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

                                                                                         FIDELITY
                                             DREYFUS IP            FIDELITY                VIP
                           CALVERT           TECHNOLOGY               VIP                EQUITY-          JANUS ASPEN
        AMSOUTH             SOCIAL             GROWTH        CONTRAFUND(R)(INITIAL        INCOME             SERIES
        MID CAP            BALANCED       (INITIAL SHARES)          CLASS)           (INITIAL CLASS)        BALANCED
    --------------------------------------------------------------------------------------------------------------------
     $          --      $     805,113      $          --         $   2,313,556        $   3,044,855      $  15,584,790
           (11,064)          (364,845)           (83,846)           (3,549,244)          (2,329,729)        (7,972,909)
                --            (39,328)            (7,845)             (405,184)            (249,663)          (895,412)
     -------------      -------------      -------------         -------------        -------------      -------------
           (11,064)           400,940            (91,691)           (1,640,872)             465,463          6,716,469
     -------------      -------------      -------------         -------------        -------------      -------------
            67,033          3,665,918          2,979,007            27,000,986           22,627,034         62,788,037
           (93,033)        (4,951,550)        (3,763,670)          (30,205,587)         (29,686,440)       (60,080,096)
     -------------      -------------      -------------         -------------        -------------      -------------
           (26,000)        (1,285,632)          (784,663)           (3,204,601)          (7,059,406)         2,707,941
                --                 --                 --                    --            4,144,386                 --
          (150,238)        (3,329,468)        (2,653,322)          (27,337,803)         (35,697,937)       (62,206,513)
     -------------      -------------      -------------         -------------        -------------      -------------
          (176,238)        (4,615,100)        (3,437,985)          (30,542,404)         (38,612,957)       (59,498,572)
     -------------      -------------      -------------         -------------        -------------      -------------
     $    (187,302)     $  (4,214,160)     $  (3,529,676)        $ (32,183,276)       $ (38,147,494)     $ (52,782,103)
     =============      =============      =============         =============        =============      =============

                                                                                   VAN KEMPER
                          NEUBERGER                              VAN ECK              UIF
         MFS(R)             BERMAN         T. ROWE PRICE        WORLDWIDE           EMERGING
       UTILITIES         AMT MID-CAP           EQUITY              HARD             MARKETS
         SERIES             GROWTH             INCOME             ASSETS             EQUITY
    --------------------------------------------------------------------------------------------
     $      16,323      $          --      $   1,922,120      $      32,301      $          --
            (8,916)           (25,806)        (1,453,974)           (95,253)          (439,795)
              (318)            (1,705)          (143,889)            (9,538)           (40,561)
     -------------      -------------      -------------      -------------      -------------
             7,089            (27,511)           324,257            (72,490)          (480,356)
     -------------      -------------      -------------      -------------      -------------
           488,238            267,968         13,413,425         11,914,433        506,430,334
          (613,693)          (328,253)       (16,434,040)       (12,469,974)      (507,754,749)
     -------------      -------------      -------------      -------------      -------------
          (125,455)           (60,285)        (3,020,615)          (555,541)        (1,324,415)
                --                 --            115,918                 --                 --
           (27,232)          (557,953)       (16,792,258)          (371,780)         1,026,842
     -------------      -------------      -------------      -------------      -------------
          (152,687)          (618,238)       (19,696,955)          (927,321)          (297,573)
     -------------      -------------      -------------      -------------      -------------
     $    (145,598)     $    (645,749)     $ (19,372,698)     $    (999,811)     $    (777,929)
     =============      =============      =============      =============      =============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2002
and December 31, 2001


                                                                MAINSTAY VP                     MAINSTAY VP
                                                                   BOND                    CAPITAL APPRECIATION
                                                       -----------------------------   -----------------------------
                                                          2002(C)         2001(A)         2002(C)         2001(A)
                                                       -------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income (loss).....................  $   8,426,157   $   6,002,709   $  (5,901,118)  $  (8,060,078)
    Net realized gain (loss) on investments..........         58,620         (90,242)    (34,743,882)     19,697,363
    Realized gain distribution received..............        233,898              --              --              --
    Change in unrealized appreciation (depreciation)
      on investments.................................      8,108,625       1,937,501    (136,533,157)   (199,254,900)
                                                       -------------   -------------   -------------   -------------
      Net increase (decrease) in net assets resulting
        from operations..............................     16,827,300       7,849,968    (177,178,157)   (187,617,615)
                                                       -------------   -------------   -------------   -------------
  Contributions and (Withdrawals):
    Payments received from policyowners..............     22,698,154      19,177,542      20,002,373      48,764,262
    Policyowners' surrenders.........................    (18,659,971)     (7,267,424)    (33,834,434)    (37,140,495)
    Policyowners' annuity and death benefits.........     (1,877,155)     (1,445,576)     (3,499,736)     (4,477,315)
    Net transfers from (to) Fixed Account............     49,922,575      15,892,116       9,673,496      31,280,588
    Transfers between Investment Divisions...........     30,450,426      47,742,242     (34,533,541)    (36,654,158)
    Contribution (withdrawal) of seed money by New
      York Life Insurance and Annuity Corporation....             --              --              --              --
                                                       -------------   -------------   -------------   -------------
      Net contributions and (withdrawals)............     82,534,029      74,098,900     (42,191,842)      1,772,882
                                                       -------------   -------------   -------------   -------------
    Increase (decrease) attributable to New York Life
      Insurance and Annuity Corporation charges
      retained by the Separate Account...............        (43,736)        (27,572)        542,816         247,350
                                                       -------------   -------------   -------------   -------------
        Increase (decrease) in net assets............     99,317,593      81,921,296    (218,827,183)   (185,597,383)
NET ASSETS:
    Beginning of year................................    168,004,012      86,082,716     566,277,628     751,875,011
                                                       -------------   -------------   -------------   -------------
    End of year......................................  $ 267,321,605   $ 168,004,012   $ 347,450,445   $ 566,277,628
                                                       =============   =============   =============   =============


                                                                MAINSTAY VP                     MAINSTAY VP
                                                                GOVERNMENT                     GROWTH EQUITY
                                                       -----------------------------   -----------------------------
                                                          2002(C)         2001(A)         2002(C)         2001(A)
                                                       -------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income (loss).....................  $   5,390,206   $   3,748,243   $  (1,669,012)  $  (2,704,953)
    Net realized gain (loss) on investments..........        615,057        (210,216)    (18,358,255)       (100,645)
    Realized gain distribution received..............             --              --              --              --
    Change in unrealized appreciation (depreciation)
      on investments.................................      8,468,925         117,370     (77,213,593)    (78,152,350)
                                                       -------------   -------------   -------------   -------------
      Net increase (decrease) in net assets resulting
        from operations..............................     14,474,188       3,655,397     (97,240,860)    (80,957,948)
                                                       -------------   -------------   -------------   -------------
  Contributions and (Withdrawals):
    Payments received from policyowners..............     29,239,923      18,215,477      16,914,515      36,935,798
    Policyowners' surrenders.........................    (15,219,477)     (6,903,821)    (20,726,809)    (21,064,604)
    Policyowners' annuity and death benefits.........     (1,831,078)       (587,901)     (2,871,423)     (2,809,354)
    Net transfers from (to) Fixed Account............     36,365,858      14,823,488      20,899,208      35,868,212
    Transfers between Investment Divisions...........    100,294,927      36,559,984     (24,720,884)    (13,899,021)
                                                       -------------   -------------   -------------   -------------
      Net contributions and (withdrawals)............    148,850,153      62,107,227     (10,505,393)     35,031,031
                                                       -------------   -------------   -------------   -------------
    Increase (decrease) attributable to New York Life
      Insurance and Annuity Corporation charges
      retained by the Separate Account...............        (43,402)        (13,411)        334,241         113,227
                                                       -------------   -------------   -------------   -------------
        Increase (decrease) in net assets............    163,280,939      65,749,213    (107,412,012)    (45,813,690)
NET ASSETS:
    Beginning of year................................    125,852,770      60,103,557     376,788,289     422,601,979
                                                       -------------   -------------   -------------   -------------
    End of year......................................  $ 289,133,709   $ 125,852,770   $ 269,376,277   $ 376,788,289
                                                       =============   =============   =============   =============

Not all investment divisions are available under all policies.
(a) For AmSouth Premium Plus Variable Annuity policies, represents the period January 18, 2001 (Commencement of Operations) through December 31, 2001.
(b) For the period July 2, 2001 (Commencement of Operations) through December 31, 2001.
(c) For Series IV and V policies, represents the period May 10, 2002 (Commencement of Operations) through December 31, 2002.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

                                                                             MAINSTAY VP
             MAINSTAY VP                     MAINSTAY VP                       EQUITY
           CASH MANAGEMENT                   CONVERTIBLE                       INCOME
    -----------------------------   -----------------------------   -----------------------------
       2002(C)         2001(A)         2002(C)         2001(A)         2002(C)         2001(B)
    ---------------------------------------------------------------------------------------------
    $    (356,280)  $   5,253,699   $   2,316,697   $   3,568,589   $      10,461   $      14,029
           13,086             (35)     (4,009,987)     (1,129,597)       (568,479)        (13,040)
            1,683             825              --              --              --              --
            3,220           1,111     (14,037,265)     (8,063,968)     (9,400,818)        446,521
    -------------   -------------   -------------   -------------   -------------   -------------
         (338,291)      5,255,600     (15,730,555)     (5,624,976)     (9,958,836)        447,510
    -------------   -------------   -------------   -------------   -------------   -------------
       65,509,532     115,572,144      13,180,691      20,568,184      12,264,938       3,456,428
      (67,271,529)    (33,746,398)    (10,195,994)     (8,730,708)     (2,236,825)       (170,727)
       (2,621,797)     (2,777,629)     (1,654,179)     (1,256,654)       (178,902)         (2,227)
        8,484,029      25,775,174      23,249,524      29,547,519      25,274,711       2,578,262
       52,451,053      26,391,518      (6,319,609)       (953,011)     19,520,044       7,711,239
               --              --              --      (5,677,182)             --       5,000,000
    -------------   -------------   -------------   -------------   -------------   -------------
       56,551,288     131,214,809      18,260,433      33,498,148      54,643,966      18,572,975
    -------------   -------------   -------------   -------------   -------------   -------------
          (12,423)        (22,924)         57,336         (19,381)         32,236          (1,493)
    -------------   -------------   -------------   -------------   -------------   -------------
       56,200,574     136,447,485       2,587,214      27,853,791      44,717,366      19,018,992
      307,905,505     171,458,020     155,249,916     127,396,125      19,018,992              --
    -------------   -------------   -------------   -------------   -------------   -------------
    $ 364,106,079   $ 307,905,505   $ 157,837,130   $ 155,249,916   $  63,736,358   $  19,018,992
    =============   =============   =============   =============   =============   =============

             MAINSTAY VP
             HIGH YIELD                      MAINSTAY VP                     MAINSTAY VP
           CORPORATE BOND                  INDEXED EQUITY               INTERNATIONAL EQUITY
    -----------------------------   -----------------------------   -----------------------------
       2002(C)         2001(A)         2002(C)          2001           2002(C)          2001
    ---------------------------------------------------------------------------------------------
    $  42,874,069   $  45,360,038   $    (983,686)  $  (2,704,218)  $      29,191   $     (12,658)
      (48,737,236)     (9,925,661)     (9,893,975)     14,781,839      (2,939,379)     (2,423,709)
               --              --       1,895,714       6,998,998              --          64,702
        8,317,876     (22,979,947)   (150,872,602)   (124,392,572)      2,050,357      (1,034,458)
    -------------   -------------   -------------   -------------   -------------   -------------
        2,454,709      12,454,430    (159,854,549)   (105,315,953)       (859,831)     (3,406,123)
    -------------   -------------   -------------   -------------   -------------   -------------
       32,045,589      41,236,119      34,119,908      49,283,835       2,271,983       1,637,861
      (38,103,155)    (28,224,414)    (41,068,168)    (39,897,427)     (1,340,511)       (952,640)
       (6,119,436)     (5,487,895)     (6,133,078)     (5,988,184)       (260,564)       (207,511)
       34,120,715      23,393,433      33,096,197      38,924,875       3,135,377       2,023,975
        3,418,033      23,150,243     (34,570,031)    (29,451,263)      3,994,182      (1,923,946)
    -------------   -------------   -------------   -------------   -------------   -------------
       25,361,746      54,067,486     (14,555,172)     12,871,836       7,800,467         577,739
    -------------   -------------   -------------   -------------   -------------   -------------
           44,104         (25,869)        584,548          37,902           9,868           6,175
    -------------   -------------   -------------   -------------   -------------   -------------
       27,860,559      66,496,047    (173,825,173)    (92,406,215)      6,950,504      (2,822,209)
      442,550,115     376,054,068     666,015,293     758,421,508      21,195,056      24,017,265
    -------------   -------------   -------------   -------------   -------------   -------------
    $ 470,410,674   $ 442,550,115   $ 492,190,120   $ 666,015,293   $  28,145,560   $  21,195,056
    =============   =============   =============   =============   =============   =============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the years ended December 31, 2002
and December 31, 2001

                                                                MAINSTAY VP                     MAINSTAY VP
                                                                  MID CAP                         MID CAP
                                                                   CORE                           GROWTH
                                                       -----------------------------   -----------------------------
                                                          2002(C)         2001(B)         2002(C)         2001(B)
                                                       -------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income (loss).....................  $    (140,255)  $     (28,080)  $    (186,803)  $     (39,774)
    Net realized gain (loss) on investments..........       (374,217)        (11,388)       (215,836)         (7,399)
    Realized gain distribution received..............             --              --              --              --
    Change in unrealized appreciation (depreciation)
      on investments.................................     (2,220,456)       (238,442)     (4,536,431)       (281,933)
                                                       -------------   -------------   -------------   -------------
      Net increase (decrease) in net assets resulting
        from operations..............................     (2,734,928)       (277,910)     (4,939,070)       (329,106)
                                                       -------------   -------------   -------------   -------------
  Contributions and (Withdrawals):
    Payments received from policyowners..............      3,295,024         807,903       4,457,048       1,444,081
    Policyowners' surrenders.........................       (707,677)        (26,398)       (484,135)        (13,270)
    Policyowners' annuity and death benefits.........        (46,829)             --         (73,967)             --
    Net transfers from (to) Fixed Account............      6,414,612         491,164       7,790,497         776,372
    Transfers between Investment Divisions...........      6,523,782       1,105,194       1,869,852       1,316,123
    Contribution (withdrawal) of seed money by New
      York Life Insurance and Annuity Corporation....             --       5,000,000              --       5,000,000
                                                       -------------   -------------   -------------   -------------
      Net contributions and (withdrawals)............     15,478,912       7,377,863      13,559,295       8,523,306
                                                       -------------   -------------   -------------   -------------
    Increase (decrease) attributable to New York Life
      Insurance and Annuity Corporation charges
      retained by the Separate Account...............          8,014             (21)         13,912            (311)
                                                       -------------   -------------   -------------   -------------
        Increase (decrease) in net assets............     12,751,998       7,099,932       8,634,137       8,193,889
NET ASSETS:
    Beginning of year................................      7,099,932              --       8,193,889              --
                                                       -------------   -------------   -------------   -------------
    End of year......................................  $  19,851,930   $   7,099,932   $  16,828,026   $   8,193,889
                                                       =============   =============   =============   =============

                                                                MAINSTAY VP                     MAINSTAY VP
                                                                  DREYFUS                       EAGLE ASSET
                                                               LARGE COMPANY                    MANAGEMENT
                                                                   VALUE                       GROWTH EQUITY
                                                       -----------------------------   -----------------------------
                                                          2002(C)         2001(A)         2002(C)         2001(A)
                                                       -------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income (loss).....................  $    (360,558)  $    (256,719)  $  (1,599,563)  $  (2,034,650)
    Net realized gain (loss) on investments..........     (1,136,189)         73,756     (22,057,136)     (4,970,466)
    Realized gain distribution received..............             --       1,084,369              --              --
    Change in unrealized appreciation (depreciation)
      on investments.................................    (11,310,942)     (3,193,323)    (18,871,432)    (24,045,004)
                                                       -------------   -------------   -------------   -------------
      Net increase (decrease) in net assets resulting
        from operations..............................    (12,807,689)     (2,291,917)    (42,528,131)    (31,050,120)
                                                       -------------   -------------   -------------   -------------
  Contributions and (Withdrawals):
    Payments received from policyowners..............      2,823,428       4,431,543       6,917,327      17,857,249
    Policyowners' surrenders.........................     (2,053,664)     (1,704,673)     (7,858,857)     (7,954,018)
    Policyowners' annuity and death benefits.........       (380,376)       (363,242)       (894,194)       (843,385)
    Net transfers from (to) Fixed Account............      6,450,674       8,071,316       7,779,730      27,838,244
    Transfers between Investment Divisions...........     (1,749,083)      2,958,512     (12,748,184)    (21,803,324)
    Contribution (withdrawal) of seed money by New
      York Life Insurance and Annuity Corporation....             --              --              --      (1,685,468)
                                                       -------------   -------------   -------------   -------------
      Net contributions and (withdrawals)............      5,090,979      13,393,456      (6,804,178)     13,409,298
                                                       -------------   -------------   -------------   -------------
    Increase (decrease) attributable to New York Life
      Insurance and Annuity Corporation charges
      retained by the Separate Account...............         43,725          (1,476)        147,221          11,401
                                                       -------------   -------------   -------------   -------------
        Increase (decrease) in net assets............     (7,672,985)     11,100,063     (49,185,088)    (17,629,421)
NET ASSETS:
    Beginning of year................................     49,247,096      38,147,033     142,303,288     159,932,709
                                                       -------------   -------------   -------------   -------------
    End of year......................................  $  41,574,111   $  49,247,096   $  93,118,200   $ 142,303,288
                                                       =============   =============   =============   =============

Not all investment divisions are available under all policies.
(a) For AmSouth Premium Plus Variable Annuity policies, represents the period January 18, 2001 (Commencement of Operations) through December 31, 2001.
(b) For the period July 2, 2001 (Commencement of Operations) through December 31, 2001.
(c) For Series IV and V policies, represents the period May 10, 2002 (Commencement of Operations) through December 31, 2002.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

             MAINSTAY VP                                                                                     MAINSTAY VP
              SMALL CAP                      MAINSTAY VP                     MAINSTAY VP                  AMERICAN CENTURY
               GROWTH                       TOTAL RETURN                        VALUE                      INCOME & GROWTH
    -----------------------------   -----------------------------   -----------------------------   -----------------------------
       2002(C)         2001(B)         2002(C)         2001(A)         2002(C)         2001(A)         2002(C)         2001(A)
    -----------------------------------------------------------------------------------------------------------------------------
    $    (288,408)  $     (49,757)  $   2,482,695   $   3,456,494   $     101,495   $     383,863   $    (162,146)  $    (338,205)
         (868,154)        (32,685)       (900,175)      3,299,609      (3,734,875)        361,783      (1,088,373)         24,719
               --              --              --         458,366         343,792       9,774,140              --              --
       (5,368,934)        286,415     (55,904,745)    (49,626,251)    (52,715,057)    (12,824,685)    (11,257,981)     (5,773,609)
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
       (6,525,496)        203,973     (54,322,225)    (42,411,782)    (56,004,645)     (2,304,899)    (12,508,500)     (6,087,095)
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
        5,417,939       2,065,855      12,339,816      24,120,215      18,219,110      27,030,064       2,641,037       2,880,801
       (1,175,027)        (93,246)    (20,285,317)    (19,179,525)    (13,843,177)    (10,834,343)     (2,621,720)     (2,765,876)
          (69,751)            (95)     (3,404,162)     (2,789,716)     (2,063,606)     (1,759,852)       (356,407)       (616,401)
       10,429,559         950,710       6,612,908      15,226,924      30,731,867      21,738,403       4,808,762       4,697,305
        3,982,883       5,125,746     (17,200,168)    (12,181,398)     (6,193,239)     22,755,024      (2,049,229)     (1,535,328)
               --       5,000,000              --              --              --              --              --              --
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
       18,585,603      13,048,970     (21,936,923)      5,196,500      26,850,955      58,929,296       2,422,443       2,660,501
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
           18,915          (1,333)        170,735          33,777         211,006         (28,886)         48,253          (1,611)
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
       12,079,022      13,251,610     (76,088,413)    (37,181,505)    (28,942,684)     56,595,511     (10,037,804)     (3,428,205)
       13,251,610              --     304,704,383     341,885,888     225,614,659     169,019,148      57,388,570      60,816,775
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
    $  25,330,632   $  13,251,610   $ 228,615,970   $ 304,704,383   $ 196,671,975   $ 225,614,659   $  47,350,766   $  57,388,570
    =============   =============   =============   =============   =============   =============   =============   =============

             MAINSTAY VP                        ALGER
             LORD ABBETT                      AMERICAN                         AMSOUTH                         AMSOUTH
             DEVELOPING                         SMALL                         ENHANCED                      INTERNATIONAL
               GROWTH                      CAPITALIZATION                      MARKET                          EQUITY
    -----------------------------   -----------------------------   -----------------------------   -----------------------------
       2002(C)         2001(A)         2002(C)          2001           2002(C)         2001(A)         2002(C)         2001(A)
    -----------------------------------------------------------------------------------------------------------------------------
    $    (320,655)  $    (355,152)  $    (869,217)  $  (1,061,485)  $     (15,106)  $      (5,981)  $      (2,674)  $        (925)
       (1,645,932)        124,007     (11,478,603)    (39,384,253)        (85,251)         (1,258)        (35,827)           (127)
               --              --              --              --              --              --              --              --
       (6,237,398)     (2,352,165)     (8,183,074)     10,366,014        (336,281)         (3,620)        (12,840)         (9,713)
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
       (8,203,985)     (2,583,310)    (20,530,894)    (30,079,724)       (436,638)        (10,859)        (51,341)        (10,765)
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
        1,555,247       1,429,247       2,954,776       8,308,559         602,804         370,427         159,216          37,240
         (939,721)       (925,315)     (3,405,220)     (6,938,545)       (165,467)        (15,636)         (1,866)           (257)
         (105,555)       (197,906)       (524,486)       (442,172)       (101,899)             --              --              --
        1,156,733       1,277,592       3,563,096      11,036,302         594,101         739,076           3,409          89,241
         (513,401)     (2,309,358)     (4,049,008)     (4,603,579)        (43,888)         28,991         (86,013)            260
               --              --              --              --              --              --              --              --
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
        1,153,303        (725,740)     (1,460,842)      7,360,565         885,651       1,122,858          74,746         126,484
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
           26,836          (3,406)         71,007          43,117           1,463             (35)            218              23
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
       (7,023,846)     (3,312,456)    (21,920,729)    (22,676,042)        450,476       1,111,964          23,623         115,742
       26,620,499      29,932,955      72,120,466      94,796,508       1,111,964              --         115,742              --
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
    $  19,596,653   $  26,620,499   $  50,199,737   $  72,120,466   $   1,562,440   $   1,111,964   $     139,365   $     115,742
    =============   =============   =============   =============   =============   =============   =============   =============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the years ended December 31, 2002
and December 31, 2001


                                                                  AMSOUTH                         AMSOUTH
                                                                 LARGE CAP                        MID CAP
                                                       -----------------------------   -----------------------------
                                                          2002(C)         2001(A)         2002(C)         2001(A)
                                                       -------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income (loss).....................  $     (32,077)  $     (11,188)  $     (11,064)  $      (3,736)
    Net realized gain (loss) on investments..........        (93,043)         (2,789)        (26,000)           (230)
    Realized gain distribution received..............             --              --              --              --
    Change in unrealized appreciation (depreciation)
      on investments.................................       (548,806)         31,067        (150,238)        (31,465)
                                                       -------------   -------------   -------------   -------------
      Net increase (decrease) in net assets resulting
        from operations..............................       (673,926)         17,090        (187,302)        (35,431)
                                                       -------------   -------------   -------------   -------------
  Contributions and (Withdrawals):
    Payments received from policyowners..............        663,341         367,533         356,566         220,473
    Policyowners' surrenders.........................       (249,213)        (16,802)        (38,554)         (2,885)
    Policyowners' annuity and death benefits.........            (18)             --              --              --
    Net transfers from (to) Fixed Account............      1,028,687       1,562,334         189,028         332,710
    Transfers between Investment Divisions...........       (128,394)        (46,789)         (9,203)            294
                                                       -------------   -------------   -------------   -------------
      Net contributions and (withdrawals)............      1,314,403       1,866,276         497,837         550,592
                                                       -------------   -------------   -------------   -------------
    Increase (decrease) attributable to New York Life
      Insurance and Annuity Corporation charges
      retained by the Separate Account...............          2,373            (108)            688              14
                                                       -------------   -------------   -------------   -------------
        Increase (decrease) in net assets............        642,850       1,883,258         311,223         515,175
NET ASSETS:
    Beginning of year................................      1,883,258              --         515,175              --
                                                       -------------   -------------   -------------   -------------
    End of year......................................  $   2,526,108   $   1,883,258   $     826,398   $     515,175
                                                       =============   =============   =============   =============

                                                                JANUS ASPEN                     JANUS ASPEN
                                                                  SERIES                          SERIES
                                                                 BALANCED                    WORLDWIDE GROWTH
                                                       -----------------------------   -----------------------------
                                                          2002(C)         2001(A)         2002(C)          2001
                                                       -------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income (loss).....................  $   6,716,469   $   8,015,222   $  (1,719,786)  $  (3,980,430)
    Net realized gain (loss) on investments..........      2,707,941       7,014,504     (16,077,361)      3,937,078
    Realized gain distribution received..............             --              --              --              --
    Change in unrealized appreciation (depreciation)
      on investments.................................    (62,206,513)    (53,765,457)    (86,686,068)   (125,576,221)
                                                       -------------   -------------   -------------   -------------
      Net increase (decrease) in net assets resulting
        from operations..............................    (52,782,103)    (38,735,731)   (104,483,215)   (125,619,573)
                                                       -------------   -------------   -------------   -------------
  Contributions and (Withdrawals):
    Payments received from policyowners..............     39,015,590      58,493,388      14,576,401      35,310,655
    Policyowners' surrenders.........................    (43,144,584)    (35,937,935)    (20,341,899)    (24,210,872)
    Policyowners' annuity and death benefits.........     (6,031,215)     (6,074,284)     (2,560,686)     (2,798,185)
    Net transfers from (to) Fixed Account............     55,406,562      74,568,408      12,038,194      42,740,447
    Transfers between Investment Divisions...........    (28,150,818)    (19,005,838)    (30,324,194)    (38,195,934)
                                                       -------------   -------------   -------------   -------------
      Net contributions and (withdrawals)............     17,095,535      72,043,739     (26,612,184)     12,846,111
                                                       -------------   -------------   -------------   -------------
    Increase (decrease) attributable to New York Life
      Insurance and Annuity Corporation charges
      retained by the Separate Account...............        206,054            (446)        377,749         170,553
                                                       -------------   -------------   -------------   -------------
        Increase (decrease) in net assets............    (35,480,514)     33,307,562    (130,717,650)   (112,602,909)
NET ASSETS:
    Beginning of year................................    635,875,647     602,568,085     397,758,192     510,361,101
                                                       -------------   -------------   -------------   -------------
    End of year......................................  $ 600,395,133   $ 635,875,647   $ 267,040,542   $ 397,758,192
                                                       =============   =============   =============   =============

Not all investment divisions are available under all policies.
(a) For AmSouth Premium Plus Variable Annuity policies, represents the period January 18, 2001 (Commencement of Operations) through December 31, 2001.
(b) For the period July 2, 2001 (Commencement of Operations) through December 31, 2001.
(c) For Series IV and V policies, represents the period May 10, 2002 (Commencement of Operations) through December 31, 2002.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

                                             DREYFUS IP                       FIDELITY                        FIDELITY
               CALVERT                       TECHNOLOGY                          VIP                             VIP
               SOCIAL                          GROWTH                       CONTRAFUND(R)                   EQUITY-INCOME
              BALANCED                    (INITIAL SHARES)                 (INITIAL CLASS)                 (INITIAL CLASS)
    -----------------------------   -----------------------------   -----------------------------   -----------------------------
       2002(C)          2001           2002(C)         2001(B)         2002(C)          2001           2002(C)          2001
    -----------------------------------------------------------------------------------------------------------------------------
    $     400,940   $     721,993   $     (91,691)  $      (9,124)  $  (1,640,872)  $  (1,770,045)  $     465,463   $     290,278
       (1,285,632)       (227,530)       (784,663)        (13,050)     (3,204,601)        756,640      (7,059,406)       (991,946)
               --         542,740              --              --              --       8,207,473       4,144,386       7,622,468
       (3,329,468)     (3,432,236)     (2,653,322)        251,418     (27,337,803)    (52,015,544)    (35,697,937)    (18,435,392)
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
       (4,214,160)     (2,395,033)     (3,529,676)        229,244     (32,183,276)    (44,821,476)    (38,147,494)    (11,514,592)
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
        2,347,413       3,188,471       1,883,098         873,736      15,132,643      20,708,009      12,589,099      20,221,481
       (1,943,927)     (1,678,884)       (451,769)        (25,538)    (17,590,147)    (15,195,570)    (12,282,973)     (9,776,105)
         (403,510)       (132,045)        (95,536)         (5,046)     (2,593,900)     (2,097,626)     (2,287,543)     (2,083,049)
        3,761,864       4,990,518       2,940,310         583,932      20,029,474      26,992,249      24,335,650      26,470,182
       (1,611,324)     (1,357,626)      2,810,186       2,150,667     (10,144,196)    (17,710,932)     (4,843,418)      5,361,000
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
        2,150,516       5,010,434       7,086,289       3,577,751       4,833,874      12,696,130      17,510,815      40,193,509
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
           14,245             896           9,350            (358)        127,294          57,617         154,617            (118)
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
       (2,049,399)      2,616,297       3,565,963       3,806,637     (27,222,108)    (32,067,729)    (20,482,062)     28,678,799
       29,435,682      26,819,385       3,806,637              --     289,357,946     321,425,675     188,226,639     159,547,840
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
    $  27,386,283   $  29,435,682   $   7,372,600   $   3,806,637   $ 262,135,838   $ 289,357,946   $ 167,744,577   $ 188,226,639
    =============   =============   =============   =============   =============   =============   =============   =============

                                                                                                          NEUBERGER BERMAN
               MFS(R)                                                          MFS(R)                            AMT
              INVESTORS                        MFS(R)                         UTILITIES                        MID-CAP
            TRUST SERIES                   RESEARCH SERIES                     SERIES                          GROWTH
    -----------------------------   -----------------------------   -----------------------------   -----------------------------
       2002(C)          2001           2002(C)         2001(A)         2002(C)         2001(B)         2002(C)         2001(B)
    -----------------------------------------------------------------------------------------------------------------------------
    $    (273,007)  $    (292,779)  $    (486,683)  $    (743,837)  $       7,089   $        (958)  $     (27,511)  $      (1,406)
       (2,594,462)       (312,602)     (8,468,022)     (2,578,575)       (125,455)           (592)        (60,285)         (1,323)
               --         752,387              --       6,671,889              --              --              --              --
       (5,326,780)     (6,014,855)     (4,091,609)    (17,689,841)        (27,232)         (7,614)       (557,953)         30,477
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
       (8,194,249)     (5,867,849)    (13,046,314)    (14,340,364)       (145,598)         (9,164)       (645,749)         27,748
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
        2,408,914       3,956,045       1,540,618       6,274,231         205,255         106,217         497,105         137,432
       (2,216,932)     (1,691,749)     (2,337,459)     (2,554,508)       (138,440)           (496)       (134,446)         (5,977)
         (568,429)       (315,935)       (485,420)       (478,208)             --              --         (16,859)         (4,654)
        4,395,598       8,532,352       2,847,962      13,960,004         563,809         167,782       1,867,923         203,987
       (2,974,318)       (190,099)     (6,570,408)     (2,853,894)       (138,992)        129,055         829,316         289,409
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
        1,044,833      10,290,614      (5,004,707)     14,347,625         491,632         402,558       3,043,039         620,197
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
           29,895           7,670          47,938          14,296             635               3           1,790             (44)
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
       (7,119,521)      4,430,435     (18,003,083)         21,557         346,669         393,397       2,399,080         647,901
       34,340,704      29,910,269      52,541,038      52,519,481         393,397              --         647,901              --
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
    $  27,221,183   $  34,340,704   $  34,537,955   $  52,541,038   $     740,066   $     393,397   $   3,046,981   $     647,901
    =============   =============   =============   =============   =============   =============   =============   =============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the years ended December 31, 2002
and December 31, 2001

                                                                                                  VAN ECK
                                                               T. ROWE PRICE                     WORLDWIDE
                                                                  EQUITY                           HARD
                                                                  INCOME                          ASSETS
                                                       -----------------------------   -----------------------------
                                                          2002(C)          2001           2002(C)          2001
                                                       -------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income (loss).....................  $     324,257   $     106,635   $     (72,490)  $       2,031
    Net realized gain (loss) on investments..........     (3,020,615)       (151,883)       (555,541)         73,204
    Realized gain distribution received..............        115,918       1,394,154              --              71
    Change in unrealized appreciation (depreciation)
      on investments.................................    (16,792,258)     (1,334,107)       (371,780)       (588,213)
                                                       -------------   -------------   -------------   -------------
      Net increase (decrease) in net assets resulting
        from operations..............................    (19,372,698)         14,799        (999,811)       (512,907)
                                                       -------------   -------------   -------------   -------------
  Contributions and (Withdrawals):
    Payments received from policyowners..............     14,114,112      14,939,826       1,031,243         624,703
    Policyowners' surrenders.........................     (7,417,923)     (3,667,396)       (563,324)       (220,660)
    Policyowners' annuity and death benefits.........     (1,480,499)       (567,683)       (180,925)       (158,406)
    Net transfers from (to) Fixed Account............     30,489,156      18,561,014       1,795,782         499,311
    Transfers between Investment Divisions...........      4,109,856      24,088,954       4,090,054      (1,463,391)
                                                       -------------   -------------   -------------   -------------
      Net contributions and (withdrawals)............     39,814,702      53,354,715       6,172,830        (718,443)
                                                       -------------   -------------   -------------   -------------
    Increase (decrease) attributable to New York Life
      Insurance and Annuity Corporation charges
      retained by the Separate Account...............         86,003          (7,183)          4,897             627
                                                       -------------   -------------   -------------   -------------
        Increase (decrease) in net assets............     20,528,007      53,362,331       5,177,916      (1,230,723)
NET ASSETS:
    Beginning of year................................     96,090,179      42,727,848       3,777,173       5,007,896
                                                       -------------   -------------   -------------   -------------
    End of year......................................  $ 116,618,186   $  96,090,179   $   8,955,089   $   3,777,173
                                                       =============   =============   =============   =============

                                                                VAN KAMPEN
                                                                    UIF
                                                             EMERGING MARKETS
                                                                  EQUITY
                                                       -----------------------------
                                                          2002(C)         2001(A)
                                                       -----------------------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income (loss).....................  $    (480,356)  $    (419,886)
    Net realized gain (loss) on investments..........     (1,324,415)        500,018
    Realized gain distribution received..............             --              --
    Change in unrealized appreciation (depreciation)
      on investments.................................      1,026,842         129,236
                                                       -------------   -------------
      Net increase (decrease) in net assets resulting
        from operations..............................       (777,929)        209,368
                                                       -------------   -------------
  Contributions and (Withdrawals):
    Payments received from policyowners..............      2,027,022       2,004,189
    Policyowners' surrenders.........................     (3,707,217)     (1,712,868)
    Policyowners' annuity and death benefits.........       (187,905)       (150,065)
    Net transfers from (to) Fixed Account............      1,506,146       2,439,885
    Transfers between Investment Divisions...........     (4,549,358)       (166,737)
                                                       -------------   -------------
      Net contributions and (withdrawals)............     (4,911,312)      2,414,404
                                                       -------------   -------------
    Increase (decrease) attributable to New York Life
      Insurance and Annuity Corporation charges
      retained by the Separate Account...............         12,568             815
                                                       -------------   -------------
        Increase (decrease) in net assets............     (5,676,673)      2,624,587
NET ASSETS:
    Beginning of year................................     31,437,704      28,813,117
                                                       -------------   -------------
    End of year......................................  $  25,761,031   $  31,437,704
                                                       =============   =============

Not all investment divisions are available under all policies.
(a) For AmSouth Premium Plus Variable Annuity policies, represents the period January 18, 2001 (Commencement of Operations) through December 31, 2001.
(b) For the period July 2, 2001 (Commencement of Operations) through December 31, 2001.
(c) For Series IV and V policies, represents the period May 10, 2002 (Commencement of Operations) through December 31, 2002.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

NOTES TO FINANCIAL STATEMENTS

NOTE 1-- Organization and Accounting Policies:
--------------------------------------------------------------------------------
NYLIAC Variable Annuity Separate Account-III ("Separate Account" formerly, "LifeStages Annuity Separate Account") was established on November 30, 1994, under Delaware law by New York Life Insurance and Annuity Corporation ("NYLIAC"), a wholly-owned subsidiary of New York Life Insurance Company. The Separate Account funds Series I policies (LifeStages(R) Variable Annuity, LifeStages(R) Flexible Premium Variable Annuity and MainStay Plus Variable Annuity), Series II policies (LifeStages(R) Access Variable Annuity and MainStay Access Variable Annuity), Series III policies (LifeStages(R) Premium Plus Variable Annuity, MainStay Premium Plus Variable Annuity and AmSouth Premium Plus Variable Annuity), Series IV policies (LifeStages(R) Essentials Variable Annuity and MainStay Plus II Variable Annuity) and Series V policies (LifeStages(R) Select Variable Annuity and MainStay Select Variable Annuity). This account was established to receive and invest premium payments under Non-Qualified and Tax Qualified Flexible Premium Variable Retirement Annuity Policies issued by NYLIAC. The Non-Qualified policies are designed to establish retirement benefits to provide individuals with supplemental retirement income. The Qualified policies are designed to establish retirement benefits for individuals who participate in qualified pension, profit sharing or annuity plans. The policies are distributed by NYLIFE Distributors Inc. and sold by registered representatives of NYLIFE Securities Inc., certain banking and financial institutions which have entered into selling agreements with NYLIAC and registered representatives of unaffiliated broker-dealers. NYLIFE Securities Inc. is a wholly-owned subsidiary of NYLIFE LLC and NYLIFE Distributors Inc. is a wholly-owned subsidiary of New York Life Investment Management Holdings LLC ("NYLIM Holdings"). NYLIFE LLC and NYLIM Holdings are both wholly-owned subsidiaries of New York Life Insurance Company. The Separate Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust.

  The assets of the Separate Account, which are currently all in the accumulation phase, are invested in shares of the MainStay VP Series Fund, Inc., the Alger American Fund, the Variable Insurance Funds, the Calvert Variable Series, Inc. (formerly, "Acacia Capital Corporation"), the Dreyfus Investment Portfolios, the Fidelity Variable Insurance Products Fund, the Janus Aspen Series, the MFS(R) Variable Insurance Trust(SM), the Neuberger Berman Advisors Management Trust, the T. Rowe Price Equity Series, Inc., the Van Eck Worldwide Insurance Trust, and the Universal Institutional Funds, Inc. (formerly, "Morgan Stanley Dean Witter Universal Funds, Inc.") (collectively, "Funds"). These assets are clearly identified and distinguished from the other assets and liabilities of NYLIAC. These assets are the property of NYLIAC; however, the portion of the assets attributable to the policies will not be charged with liabilities arising out of any other business NYLIAC may conduct. The Fixed Account represents the general assets of NYLIAC. NYLIAC's Fixed Account may be charged with liabilities arising out of other business NYLIAC may conduct.

  New York Life Investment Management LLC ("NYLIM"), a wholly-owned subsidiary of NYLIM Holdings, provides investment advisory services to the MainStay VP Series Fund, Inc. for a fee. NYLIM retains several sub-advisers, including MacKay Shields LLC, a wholly-owned subsidiary of NYLIM Holdings, American Century Investment Management, Inc., The Dreyfus Corporation, Eagle Asset Management, Inc. and Lord, Abbett & Co., to provide investment advisory services to certain Portfolios of the MainStay VP Series Fund, Inc.

  The following Investment Divisions, with their respective fund portfolios, are available for all LifeStages(R) Variable Annuity, LifeStages(R) Flexible Premium Variable Annuity, LifeStages(R) Access Variable Annuity, LifeStages(R) Premium Plus Variable Annuity, LifeStages(R) Essentials Variable Annuity and LifeStages(R) Select Variable Annuity Policyholders to invest premium payments:
MainStay VP Bond, MainStay VP Capital Appreciation, MainStay VP Cash Management, MainStay VP Convertible, MainStay VP Equity Income, MainStay VP Government, MainStay VP Growth Equity, MainStay VP High Yield Corporate Bond, MainStay VP Indexed Equity, MainStay VP International Equity, MainStay VP Mid Cap Core, MainStay VP Mid Cap Growth, MainStay VP Small Cap Growth, MainStay VP Total Return, MainStay VP Value, MainStay VP American Century Income & Growth, MainStay VP Dreyfus Large Company Value, MainStay VP Eagle Asset Management Growth Equity, MainStay VP Lord Abbett Developing Growth, Alger American Small Capitalization, Calvert Social Balanced, Dreyfus IP Technology Growth (Initial Shares), Fidelity VIP Contrafund(R) (Initial Class), Fidelity VIP Equity-Income (Initial Class), Janus Aspen Series Balanced, Janus Aspen Series Worldwide Growth, MFS(R) Investors Trust Series (formerly, "MFS(R) Growth With Income Series"), MFS(R) Research Series, T. Rowe Price Equity Income, Van Eck Worldwide Hard Assets and Van Kampen UIF Emerging Markets Equity (formerly, "Morgan Stanley UIF Emerging Markets Equity"). Each Investment Division of the Separate Account will invest exclusively in the corresponding eligible portfolio.

  The following Investment Divisions, with their respective fund portfolios, are available for all MainStay Plus Variable Annuity, MainStay Access Variable Annuity, MainStay Premium Plus Variable Annuity, MainStay Plus II Variable Annuity and MainStay Select Variable Annuity Policyholders to invest premium payments: MainStay VP Bond, MainStay VP Capital Appreciation, MainStay VP Cash Management, MainStay VP Convertible, MainStay VP Equity

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

Income, MainStay VP Government, MainStay VP Growth Equity, MainStay VP High Yield Corporate Bond, MainStay VP Indexed Equity, MainStay VP International Equity, MainStay VP Small Cap Growth, MainStay VP Total Return, MainStay VP Value, MainStay VP American Century Income & Growth, MainStay VP Dreyfus Large Company Value, MainStay VP Eagle Asset Management Growth Equity, MainStay VP Lord Abbett Developing Growth, Alger American Small Capitalization, Calvert Social Balanced, Dreyfus IP Technology Growth (Initial Shares), Fidelity VIP Contrafund(R) (Initial Class), Fidelity VIP Equity-Income (Initial Class), Janus Aspen Series Balanced, Janus Aspen Series Worldwide Growth, MFS(R) Investors Trust Series (formerly, "MFS(R) Growth With Income Series"), MFS(R) Research Series, MFS(R) Utilities Series, Neuberger Berman AMT Mid-Cap Growth, T. Rowe Price Equity Income, Van Eck Worldwide Hard Assets and Van Kampen UIF Emerging Markets Equity (formerly, "Morgan Stanley UIF Emerging Markets Equity"). Each Investment Division of the Separate Account will invest exclusively in the corresponding eligible portfolio.

  The following Investment Divisions are available for AmSouth Premium Plus Variable Annuity policies: MainStay VP Bond, MainStay VP Capital Appreciation, MainStay VP Cash Management, MainStay VP Convertible, MainStay VP Government, MainStay VP Growth Equity, MainStay VP High Yield Corporate Bond, MainStay VP Total Return, MainStay VP Value, MainStay VP American Century Income & Growth, MainStay VP Dreyfus Large Company Value, MainStay VP Eagle Asset Management Growth Equity, MainStay VP Lord Abbett Developing Growth, AmSouth Enhanced Market, AmSouth International Equity, AmSouth Large Cap, AmSouth Mid Cap, Janus Aspen Series Balanced, MFS(R) Research Series and Van Kampen UIF Emerging Markets Equity (formerly, "Morgan Stanley UIF Emerging Markets Equity"). Each Investment Division of the Separate Account will invest exclusively in the corresponding eligible portfolio.

  For all policies within Series I, II, III, IV, and V, initial premium payments are allocated to the Investment Divisions, Fixed Account(s) and/or Dollar Cost Averaging Advantage Plan Accounts (where available) within two Business Days after receipt. For Series IV policies, there are two Fixed Accounts available, a one year and a three year Fixed Account. For all policies, subsequent premium payments are allocated to the Investment Divisions, one year Fixed Account, three year Fixed Account (where available), and/or Dollar Cost Averaging Plan Accounts (where available) at the close of the Business Day they are received. In addition, for Series I, II, III and V policies, the Policyowner has the option to transfer amounts between the Investment Divisions of the Separate Account and the Fixed Account of NYLIAC. For Series IV policies, the Policyowner has the option to transfer amounts between the Investment Divisions of the Separate Account and the one year Fixed Account of NYLIAC.

  No Federal income tax is payable on investment income or capital gains of the Separate Account under current Federal income tax law.

  Security Valuation--The investments are valued at the net asset value of shares of the respective Fund portfolios.

  Security Transactions--Realized gains and losses from security transactions are reported on the identified cost basis. Security transactions are accounted for as of the date the securities are purchased or sold (trade date).

  Distributions Received--Dividend income and capital gain distributions are recorded on the ex-dividend date and reinvested in the corresponding portfolio.

  The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2--Investments (in 000's):
--------------------------------------------------------------------------------

At December 31, 2002, the investments of the Separate Account are as follows:


                                                                               MAINSTAY VP          MAINSTAY VP
                                                           MAINSTAY VP           CAPITAL               CASH
                                                              BOND             APPRECIATION         MANAGEMENT
                                                           ----------------------------------------------------
Number of shares.........................................     19,538               21,358              365,393
Identified cost..........................................   $263,000             $668,021           $  365,408


                                                            MAINSTAY VP         MAINSTAY VP         MAINSTAY VP
                                                              MID CAP             MID CAP            SMALL CAP
                                                               CORE               GROWTH              GROWTH
                                                            ---------------------------------------------------
Number of shares..........................................      2,441               2,582                3,617
Identified cost...........................................   $ 22,380            $ 21,702           $   30,501

  Investment activity for the year ended December 31, 2002, was as follows:


                                                                                MAINSTAY VP          MAINSTAY VP
                                                            MAINSTAY VP           CAPITAL               CASH
                                                               BOND             APPRECIATION         MANAGEMENT
                                                            ----------------------------------------------------
Purchases.................................................   $110,810             $ 43,871           $1,145,499
Proceeds from sales.......................................     19,318               92,244            1,089,154


                                                           MAINSTAY VP         MAINSTAY VP         MAINSTAY VP
                                                             MID CAP             MID CAP            SMALL CAP
                                                              CORE               GROWTH              GROWTH
                                                           ---------------------------------------------------
Purchases................................................   $ 17,442            $ 14,532           $   21,164
Proceeds from sales......................................      2,050               1,116                2,796

Not all investment divisions are available under all policies.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------


                      MAINSTAY VP                       MAINSTAY VP      MAINSTAY VP      MAINSTAY VP      MAINSTAY VP
     MAINSTAY VP         EQUITY        MAINSTAY VP         GROWTH         HIGH YIELD        INDEXED       INTERNATIONAL
     CONVERTIBLE         INCOME         GOVERNMENT         EQUITY       CORPORATE BOND       EQUITY           EQUITY
    --------------------------------------------------------------------------------------------------------------------
         17,524            7,679           26,260           18,052           63,896           27,939            2,980
       $197,925         $ 72,905         $282,348         $434,320         $599,933         $725,507         $ 29,493

                                       MAINSTAY VP      MAINSTAY VP      MAINSTAY VP      MAINSTAY VP
                                         AMERICAN         DREYFUS        EAGLE ASSET          LORD            ALGER
     MAINSTAY VP                         CENTURY           LARGE          MANAGEMENT         ABBETT          AMERICAN
        TOTAL         MAINSTAY VP         INCOME          COMPANY           GROWTH         DEVELOPING         SMALL
        RETURN           VALUE           & GROWTH          VALUE            EQUITY           GROWTH       CAPITALIZATION
    --------------------------------------------------------------------------------------------------------------------
         16,934           16,580            5,836            5,209           10,503            3,178            4,127
       $319,713         $258,011         $ 63,851         $ 53,099         $174,149         $ 31,756         $ 65,418


                      MAINSTAY VP                       MAINSTAY VP      MAINSTAY VP      MAINSTAY VP      MAINSTAY VP
     MAINSTAY VP         EQUITY        MAINSTAY VP         GROWTH         HIGH YIELD        INDEXED       INTERNATIONAL
     CONVERTIBLE         INCOME         GOVERNMENT         EQUITY       CORPORATE BOND       EQUITY           EQUITY
    --------------------------------------------------------------------------------------------------------------------
       $ 39,062         $ 58,051         $172,367         $ 43,034         $164,100         $ 71,778         $178,378
         18,420            3,207           17,643           55,269           95,782           85,463          170,512

                                       MAINSTAY VP      MAINSTAY VP      MAINSTAY VP      MAINSTAY VP
                                         AMERICAN         DREYFUS        EAGLE ASSET          LORD            ALGER
     MAINSTAY VP                         CENTURY           LARGE          MANAGEMENT         ABBETT          AMERICAN
        TOTAL         MAINSTAY VP         INCOME          COMPANY           GROWTH         DEVELOPING         SMALL
        RETURN           VALUE           & GROWTH          VALUE            EQUITY           GROWTH       CAPITALIZATION
    --------------------------------------------------------------------------------------------------------------------
       $ 22,946         $ 47,973         $  8,167         $ 10,179         $ 12,909         $ 10,001         $164,846
         42,517           20,551            5,897            5,428           21,364            9,174          167,208

--------------------------------------------------------------------------------


                               AMSOUTH           AMSOUTH                                                  CALVERT
                               ENHANCED       INTERNATIONAL         AMSOUTH             AMSOUTH           SOCIAL
                                MARKET           EQUITY            LARGE CAP            MID CAP          BALANCED
                            ----------------------------------------------------------------------------------------
Number of shares..........          239               22                 364                 140           18,326
Identified cost...........     $  1,909         $    163            $  3,054            $  1,011         $ 36,431

                                                                                                        VAN KAMPEN
                                                NEUBERGER                               VAN ECK             UIF
                                MFS(R)         BERMAN AMT        T. ROWE PRICE         WORLDWIDE         EMERGING
                              UTILITIES          MID-CAP             EQUITY               HARD            MARKETS
                                SERIES           GROWTH              INCOME              ASSETS           EQUITY
                            ----------------------------------------------------------------------------------------
Number of shares..........           62              255               7,155                 872            4,285
Identified cost...........     $    778         $  3,585            $134,244            $  9,623         $ 42,194


                               AMSOUTH           AMSOUTH                                                  CALVERT
                               ENHANCED       INTERNATIONAL         AMSOUTH             AMSOUTH           SOCIAL
                                MARKET           EQUITY            LARGE CAP            MID CAP          BALANCED
                            ----------------------------------------------------------------------------------------
Purchases.................     $  1,285         $    200            $  1,701            $    556         $  6,226
Proceeds from sales.......          410              127                 413                  67            3,666

                                                                                                        VAN KAMPEN
                                                NEUBERGER                               VAN ECK             UIF
                                MFS(R)         BERMAN AMT        T. ROWE PRICE         WORLDWIDE         EMERGING
                              UTILITIES          MID-CAP             EQUITY               HARD            MARKETS
                                SERIES           GROWTH              INCOME              ASSETS           EQUITY
                            ----------------------------------------------------------------------------------------
Purchases.................     $    990         $  3,294            $ 53,851            $ 18,037         $501,054
Proceeds from sales.......          488              268              13,413              11,914          506,430

Not all investment divisions are available under all policies.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------

       DREYFUS IP         FIDELITY          FIDELITY                         JANUS ASPEN         MFS(R)
       TECHNOLOGY            VIP               VIP          JANUS ASPEN         SERIES         INVESTORS          MFS(R)
         GROWTH         CONTRAFUND(R)     EQUITY-INCOME        SERIES         WORLDWIDE          TRUST           RESEARCH
    (INITIAL SHARES)   (INITIAL CLASS)   (INITIAL CLASS)      BALANCED          GROWTH           SERIES           SERIES
    ------------------------------------------------------------------------------------------------------------------------
           1,287            14,536             9,272            29,266           12,734            2,029            3,216
        $  9,801          $343,597          $214,947          $728,203         $507,959         $ 37,922         $ 60,629

       DREYFUS IP         FIDELITY          FIDELITY                         JANUS ASPEN         MFS(R)
       TECHNOLOGY            VIP               VIP          JANUS ASPEN         SERIES         INVESTORS          MFS(R)
         GROWTH         CONTRAFUND(R)     EQUITY-INCOME        SERIES         WORLDWIDE          TRUST           RESEARCH
    (INITIAL SHARES)   (INITIAL CLASS)   (INITIAL CLASS)      BALANCED          GROWTH           SERIES           SERIES
    ------------------------------------------------------------------------------------------------------------------------
        $ 10,001          $ 30,211          $ 44,842          $ 86,650         $131,867         $  7,002         $  4,443
           2,979            27,001            22,627            62,788          160,339            6,219            9,955

NOTE 3--Expenses and Related Party Transactions:
--------------------------------------------------------------------------------

NYLIAC deducts a surrender charge on certain partial withdrawals and surrenders of Series I, III, IV and V policies. For LifeStages(R) Variable Annuity and MainStay Plus Variable Annuity policies which are part of Series I, the percentage of the surrender charge varies, depending upon the length of time a premium payment is in the policy before it is withdrawn. This charge is 7% during the first three payment years and declines 1% per year for each additional payment year, until the sixth payment year, after which no charge is made. For LifeStages(R) Flexible Premium Variable Annuity policies, which are also part of Series I, this charge is 7% for the first three policy years and declines to 1% per year for each additional policy year, until the ninth policy year, after which no charge is made.

  For LifeStages(R) Premium Plus Variable Annuity policies, which are part of Series III, the percentage of the surrender charge varies, depending upon the length of time a premium payment is in the policy before it is withdrawn. This charge is 8% during the first three payment years and declines 1% per year for each additional payment year, until the eighth payment year, after which no charge is made. For MainStay Premium Plus Variable Annuity and AmSouth Premium Plus Variable Annuity policies, which are also part of Series III, the percentage of the surrender charge varies, depending upon the length of time a premium payment is in the policy before it is withdrawn. This charge is 8% for the first four payment years and declines 1% per year for each additional payment year, until the eighth payment year, after which no charge is made. In those states where NYLIAC offers a single premium version of the LifeStages(R) Premium Plus Variable Annuity, MainStay Premium Plus Variable Annuity and AmSouth Premium Plus Variable Annuity, there is a lower surrender charge.

  For the LifeStages(R) Essentials Variable Annuity and MainStay Plus II Variable Annuity policies, which are part of Series IV, the percentage of the surrender charge varies, depending upon the length of time a premium payment is in the policy before it is withdrawn. This charge is 7% during the first three payment years, 6% during the fourth and fifth payment years and declines 1% per year for each additional payment year, until the seventh payment year, after which no charge is made.

  For LifeStages(R) Select Variable Annuity and MainStay Select Variable Annuity policies, which are part of Series V, the percentage of the surrender charge varies, depending upon the length of time a premium payment is in the policy before it is withdrawn. This charge is 8% during the first two payment years and declines to 7% for the third payment year, after which no charge is made.

  All surrender charges are recorded with Policyowners' surrenders in the accompanying statement of changes in net assets.

  NYLIAC also deducts an annual policy service charge on each policy anniversary date and upon surrender, if on the policy anniversary and/or date of surrender the accumulation value is less than $20,000 for Series I policies, $50,000 for Series II and IV policies and $100,000 for Series III and V policies. For LifeStages(R) Variable Annuity and MainStay Plus Variable Annuity contracts which are part of Series I, this charge is the lesser of $30 or 2% of the accumulation value per policy. For LifeStages(R) Flexible Premium Variable Annuity, which is also part of Series I, this charge is $30 per policy. For Series II policies, this charge is $40 per policy (may be lower in some states). For Series III policies, this charge is $30 per policy. For Series IV policies, this charge is $30 per policy. For Series V policies, this charge is $50 per policy. These charges are shown as a reduction to payments received from policyowners in the accompanying statement of changes in net assets.

  Additionally, NYLIAC reserves the right to charge Series I, II, III, IV and V policies $30 for each transfer in excess of 12 in any one policy year, subject to certain restrictions.

  The Separate Account is charged for administrative services provided and the mortality and expense risks assumed by NYLIAC. For Series I, II, III, IV and V policies, these charges are made daily at an annual rate of 1.40%, 1.55%, 1.60%, 1.45% and 1.85%, respectively of the daily net asset value of each Investment Division. The amounts of these charges retained in the Investment Divisions represent funds of NYLIAC. Accordingly, NYLIAC participates in the results of each Investment Division ratably with the Policyowners. These charges are disclosed in the accompanying statement of operations.

--------------------------------------------------------------------------------
NOTE 4--Distribution of Net Income:
--------------------------------------------------------------------------------

The Separate Account does not expect to declare dividends to Policyowners from accumulated net investment income and realized gains. The income and gains are distributed to Policyowners as part of withdrawals of amounts (in the form of surrenders, death benefits, transfers, or annuity payments) in excess of the net premium payments.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

NOTE 5--Unit Transactions (in 000's):
--------------------------------------------------------------------------------

Transactions in accumulation units for the years ended December 31, 2002 and December 31, 2001, were as follows:


                                                                   MAINSTAY VP                           MAINSTAY VP
                                                                      BOND                          CAPITAL APPRECIATION
                                                           ---------------------------           ---------------------------
                                                             2002             2001(a)              2002             2001(a)
                                                           -----------------------------------------------------------------
SERIES I POLICIES
Units issued (redeemed) on contributions by NYLIAC.....          --                --                  --                 --
Units issued on payments received from policyowners....       1,007             1,191                 992              2,071
Units redeemed on surrenders...........................      (1,163)             (518)             (2,156)            (1,807)
Units redeemed on annuity and death benefits...........        (121)             (106)               (211)              (211)
Units issued (redeemed) on net transfers from (to)
  Fixed Account........................................       1,401               813                 (40)             1,127
Units issued (redeemed) on transfers between Investment
  Divisions............................................       1,819             3,371              (2,243)            (1,874)
                                                           --------           --------           --------           --------
  Net increase (decrease)..............................       2,943             4,751              (3,658)              (694)
Units outstanding, beginning of year...................      11,339             6,588              29,099             29,793
                                                           --------           --------           --------           --------
Units outstanding, end of year.........................      14,282            11,339              25,441             29,099
                                                           ========           ========           ========           ========
SERIES II POLICIES
Units issued on payments received from policyowners....         108                74                  16                109
Units redeemed on surrenders...........................         (67)               (7)                 (8)               (25)
Units redeemed on annuity and death benefits...........          (7)               --                 (20)                (1)
Units issued (redeemed) on net transfers from (to)
  Fixed Account........................................          (4)               (1)                (12)                --
Units issued (redeemed) on transfers between Investment
  Divisions............................................          44                14                  12                (20)
                                                           --------           --------           --------           --------
  Net increase (decrease)..............................          74                80                 (12)                63
Units outstanding, beginning of year...................          96                16                 186                123
                                                           --------           --------           --------           --------
Units outstanding, end of year.........................         170                96                 174                186
                                                           ========           ========           ========           ========
SERIES III POLICIES
Units issued on payments received from policyowners....         344               176                 318                563
Units redeemed on surrenders...........................         (92)               (7)               (105)               (28)
Units redeemed on annuity and death benefits...........          (4)               --                 (17)               (10)
Units issued (redeemed) on net transfers from (to)
  Fixed Account........................................       2,360               426               1,421              1,080
Units issued (redeemed) on transfers between Investment
  Divisions............................................         224                93                (320)              (111)
                                                           --------           --------           --------           --------
  Net increase (decrease)..............................       2,832               688               1,297              1,494
Units outstanding, beginning of year...................         706                18               1,704                210
                                                           --------           --------           --------           --------
Units outstanding, end of year.........................       3,538               706               3,001              1,704
                                                           ========           ========           ========           ========

Not all investment divisions are available under all policies.
(a) For AmSouth Premium Plus Variable Annuity policies, represents the period January 18, 2001 (Commencement of Operations) through December 31, 2001.
(b) For the period July 2, 2001 (Commencement of Operations) through December 31, 2001.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------



        MAINSTAY VP           MAINSTAY VP           MAINSTAY VP           MAINSTAY VP
      CASH MANAGEMENT         CONVERTIBLE          EQUITY INCOME          GOVERNMENT
    -------------------   -------------------   -------------------   -------------------
      2002     2001(a)      2002     2001(a)      2002     2001(b)      2002     2001(a)
    -------------------------------------------------------------------------------------
          --        --          --      (371)         --       500          --         --
      17,287    70,068         596     1,113         791       301       1,125      1,106
     (40,171)  (23,961)       (666)     (541)       (207)      (16)       (942)      (487)
      (2,007)   (2,196)        (98)      (71)        (16)       --        (112)       (42)
     (12,389)    1,752         663     1,473       1,191       188         901        676
      40,054    26,556        (413)      (91)      1,838       808       5,995      2,532
    --------   --------   --------   --------   --------   --------   --------   --------
       2,774    72,219          82     1,512       3,597     1,781       6,967      3,785
     205,310   133,091       9,385     7,873       1,781        --       8,293      4,508
    --------   --------   --------   --------   --------   --------   --------   --------
     208,084   205,310       9,467     9,385       5,378     1,781      15,260      8,293
    ========   ========   ========   ========   ========   ========   ========   ========
      16,856    18,944          64        86          57         9         179         84
     (10,906)   (2,737)        (25)      (16)        (10)       --         (28)        (6)
          --       (12)        (17)       (9)         --        --          (5)        (1)
        (447)      (40)        (21)      (12)         (2)       --          (3)        --
       5,034    (4,775)          9        --          11         2          16         24
    --------   --------   --------   --------   --------   --------   --------   --------
      10,537    11,380          10        49          56        11         159        101
      15,454     4,074         199       150          11        --         128         27
    --------   --------   --------   --------   --------   --------   --------   --------
      25,991    15,454         209       199          67        11         287        128
    ========   ========   ========   ========   ========   ========   ========   ========
      19,458     7,770         236       274         235        55         448        189
      (4,700)     (738)        (64)      (29)        (29)       (1)        (99)       (11)
         (75)       --         (15)      (10)         (1)       --         (13)        --
      21,984    22,767       1,554       799       1,397        84       1,781        505
      (1,240)   (2,009)       (128)       10          63         3         927        110
    --------   --------   --------   --------   --------   --------   --------   --------
      35,427    27,790       1,583     1,044       1,665       141       3,044        793
      30,376     2,586       1,125        81         141        --         798          5
    --------   --------   --------   --------   --------   --------   --------   --------
      65,803    30,376       2,708     1,125       1,806       141       3,842        798
    ========   ========   ========   ========   ========   ========   ========   ========

--------------------------------------------------------------------------------



                                                                                                         MAINSTAY VP
                                                                   MAINSTAY VP                           HIGH YIELD
                                                                  GROWTH EQUITY                        CORPORATE BOND
                                                           ---------------------------           ---------------------------
                                                             2002             2001(a)              2002             2001(a)
                                                           -----------------------------------------------------------------
SERIES I POLICIES
Units issued (redeemed) on contributions by NYLIAC.....          --                --                  --                 --
Units issued on payments received from policyowners....         620             1,319               1,377              2,405
Units redeemed on surrenders...........................      (1,074)             (909)             (2,461)            (1,850)
Units redeemed on annuity and death benefits...........        (138)             (120)               (384)              (353)
Units issued (redeemed) on net transfers from (to)
  Fixed Account........................................         456             1,093                 459                928
Units issued (redeemed) on transfers between Investment
  Divisions............................................      (1,352)             (650)                259              1,405
                                                           --------           --------           --------           --------
  Net increase (decrease)..............................      (1,488)              733                (750)             2,535
Units outstanding, beginning of year...................      16,447            15,714              28,228             25,693
                                                           --------           --------           --------           --------
Units outstanding, end of year.........................      14,959            16,447              27,478             28,228
                                                           ========           ========           ========           ========
SERIES II POLICIES
Units issued on payments received from policyowners....          30                97                 126                102
Units redeemed on surrenders...........................          (8)               (8)                (25)               (39)
Units redeemed on annuity and death benefits...........         (15)               (3)                (26)                (3)
Units issued (redeemed) on net transfers from (to)
  Fixed Account........................................         (23)                7                   3                 --
Units issued (redeemed) on transfers between Investment
  Divisions............................................           5                (2)                 28                  4
                                                           --------           --------           --------           --------
  Net increase (decrease)..............................         (11)               91                 106                 64
Units outstanding, beginning of year...................         230               139                 149                 85
                                                           --------           --------           --------           --------
Units outstanding, end of year.........................         219               230                 255                149
                                                           ========           ========           ========           ========
SERIES III POLICIES
Units issued on payments received from policyowners....         421               649                 611                424
Units redeemed on surrenders...........................        (122)              (25)               (128)               (17)
Units redeemed on annuity and death benefits...........         (29)               --                  (8)               (17)
Units issued (redeemed) on net transfers from (to)
  Fixed Account........................................       1,522             1,354               2,567              1,011
Units issued (redeemed) on transfers between Investment
  Divisions............................................        (168)              (87)                (97)               146
                                                           --------           --------           --------           --------
  Net increase (decrease)..............................       1,624             1,891               2,945              1,547
Units outstanding, beginning of year...................       2,054               163               1,601                 54
                                                           --------           --------           --------           --------
Units outstanding, end of year.........................       3,678             2,054               4,546              1,601
                                                           ========           ========           ========           ========

Not all investment divisions are available under all policies.
(a) For AmSouth Premium Plus Variable Annuity policies, represents the period January 18, 2001 (Commencement of Operations) through December 31, 2001.
(b) For the period July 2, 2001 (Commencement of Operations) through December 31, 2001.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------



                                                      MAINSTAY VP           MAINSTAY VP
        MAINSTAY VP            MAINSTAY VP              MID CAP               MID CAP
      INDEXED EQUITY      INTERNATIONAL EQUITY           CORE                 GROWTH
    -------------------   ---------------------   -------------------   -------------------
      2002       2001       2002        2001        2002     2001(b)      2002     2001(b)
    ---------------------------------------------------------------------------------------
          --        --          --          --          --       500          --        500
       1,076     1,899         103          99         232        87         349        151
      (2,155)   (1,775)        (98)        (71)        (70)       (3)        (47)        (2)
        (312)     (265)        (18)         (9)         (5)       --          (5)        --
         386     1,248          65          74         320        40         429         57
      (1,986)   (1,437)        344        (112)        661       110         187        149
    --------   --------   --------    --------    --------   --------   --------   --------
      (2,991)     (330)        396         (19)      1,138       734         913        855
      30,265    30,595       1,537       1,556         734        --         855         --
    --------   --------   --------    --------    --------   --------   --------   --------
      27,274    30,265       1,933       1,537       1,872       734       1,768        855
    ========   ========   ========    ========    ========   ========   ========   ========
          51       135           6          13           7        --          12          5
         (13)      (35)         (3)         --          (1)       --          (1)        --
         (15)       (2)         --         (10)         --        --          --         --
          (4)        3          21          --          --        --          --         --
           7       (12)        (22)         11           2        --           1         --
    --------   --------   --------    --------    --------   --------   --------   --------
          26        89           2          14           8        --          12          5
         224       135          32          18          --        --           5         --
    --------   --------   --------    --------    --------   --------   --------   --------
         250       224          34          32           8        --          17          5
    ========   ========   ========    ========    ========   ========   ========   ========
       1,275       636          61          23          40         2          73          8
        (155)      (31)         (9)         (1)         (9)       --         (16)        --
         (20)       --          (4)         (1)         (1)       --          (3)        --
       3,173     1,322         245         129         347        14         479         31
        (187)      (24)         54         (28)         18         9          34         --
    --------   --------   --------    --------    --------   --------   --------   --------
       4,086     1,903         347         122         395        25         567         39
       2,120       217         134          12          25        --          39         --
    --------   --------   --------    --------    --------   --------   --------   --------
       6,206     2,120         481         134         420        25         606         39
    ========   ========   ========    ========    ========   ========   ========   ========

--------------------------------------------------------------------------------



                                                         MAINSTAY VP
                                                          SMALL CAP            MAINSTAY VP
                                                           GROWTH             TOTAL RETURN
                                                     -------------------   -------------------
                                                       2002     2001(b)      2002     2001(a)
                                                     -----------------------------------------
SERIES I POLICIES
Units issued (redeemed) on contributions by
  NYLIAC...........................................       --        500         --          --
Units issued on payments received from
  policyowners.....................................      440        184        585       1,232
Units redeemed on surrenders.......................     (136)       (16)    (1,276)     (1,065)
Units redeemed on annuity and death benefits.......       (5)        --       (208)       (148)
Units issued (redeemed) on net transfers from (to)
  Fixed Account....................................      564         75        (83)        591
Units issued (redeemed) on transfers between
  Investment Divisions.............................      451        543     (1,144)       (698)
                                                     --------   --------   --------   --------
  Net increase (decrease)..........................    1,314      1,286     (2,126)        (88)
Units outstanding, beginning of year...............    1,286         --     16,939      17,027
                                                     --------   --------   --------   --------
Units outstanding, end of year.....................    2,600      1,286     14,813      16,939
                                                     ========   ========   ========   ========
SERIES II POLICIES
Units issued on payments received from
  policyowners.....................................        5         29         18          43
Units redeemed on surrenders.......................       (1)        --        (15)         (4)
Units redeemed on annuity and death benefits.......       --         --        (16)         --
Units issued (redeemed) on net transfers from (to)
  Fixed Account....................................        3         --         (9)        (10)
Units issued (redeemed) on transfers between
  Investment Divisions.............................        3         (1)        (2)        (24)
                                                     --------   --------   --------   --------
  Net increase (decrease)..........................       10         28        (24)          5
Units outstanding, beginning of year...............       28         --        302         297
                                                     --------   --------   --------   --------
Units outstanding, end of year.....................       38         28        278         302
                                                     ========   ========   ========   ========
SERIES III POLICIES
Units issued on payments received from
  policyowners.....................................      104         23        171         152
Units redeemed on surrenders.......................      (12)        --        (64)        (17)
Units redeemed on annuity and death benefits.......       (3)        --         (6)        (13)
Units issued (redeemed) on net transfers from (to)
  Fixed Account....................................      649         32        959         567
Units issued (redeemed) on transfers between
  Investment Divisions.............................      (39)        28        (15)        (28)
                                                     --------   --------   --------   --------
  Net increase (decrease)..........................      699         83      1,045         661
Units outstanding, beginning of year...............       83         --        717          56
                                                     --------   --------   --------   --------
Units outstanding, end of year.....................      782         83      1,762         717
                                                     ========   ========   ========   ========

Not all investment divisions are available under all policies.
(a) For AmSouth Premium Plus Variable Annuity policies, represents the period January 18, 2001 (Commencement of Operations) through December 31, 2001.
(b) For the period July 2, 2001 (Commencement of Operations) through December 31, 2001.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------


                                                                          MAINSTAY VP
                              MAINSTAY VP           MAINSTAY VP           EAGLE ASSET
        MAINSTAY VP        AMERICAN CENTURY        DREYFUS LARGE          MANAGEMENT
           VALUE            INCOME & GROWTH        COMPANY VALUE         GROWTH EQUITY
    -------------------   -------------------   -------------------   -------------------
      2002     2001(a)      2002     2001(a)      2002     2001(a)      2002     2001(a)
    -------------------------------------------------------------------------------------
         --         --         --         --         --         --         --        (120)
        730      1,272        185        253        199        341        434         984
       (801)      (577)      (288)      (266)      (201)      (156)      (644)       (540)
       (119)       (84)       (41)       (52)       (38)       (27)       (78)        (48)
        806        747        287        361        294        460        273       1,457
       (392)     1,161       (275)      (157)      (151)       237     (1,147)     (1,519)
    --------   --------   --------   --------   --------   --------   --------   --------
        224      2,519       (132)       139        103        855     (1,162)        214
     11,482      8,963      5,593      5,454      4,211      3,356      9,537       9,323
    --------   --------   --------   --------   --------   --------   --------   --------
     11,706     11,482      5,461      5,593      4,314      4,211      8,375       9,537
    ========   ========   ========   ========   ========   ========   ========   ========
         45         59         29          4          6         17         23          60
         (7)        (7)        (4)        --         (2)        (1)        (6)         (3)
         (1)        (7)        --         (9)        --         (8)        --         (18)
         (1)        (2)        (3)        (2)        --         --          2          (5)
         (3)         8          1         (1)         3          9         (1)        (20)
    --------   --------   --------   --------   --------   --------   --------   --------
         33         51         23         (8)         7         17         18          14
         73         22          9         17         34         17         69          55
    --------   --------   --------   --------   --------   --------   --------   --------
        106         73         32          9         41         34         87          69
    ========   ========   ========   ========   ========   ========   ========   ========
        281        252         49         29         44         66        146         342
        (65)        (8)       (11)        (2)       (24)        (5)       (75)        (22)
        (11)        (9)        --         (1)        (2)        --         (4)         --
      1,618        765        279        120        405        336        648         906
       (146)        30         20         --        (95)        23       (158)        (83)
    --------   --------   --------   --------   --------   --------   --------   --------
      1,677      1,030        337        146        328        420        557       1,143
      1,037          7        170         24        434         14      1,350         207
    --------   --------   --------   --------   --------   --------   --------   --------
      2,714      1,037        507        170        762        434      1,907       1,350
    ========   ========   ========   ========   ========   ========   ========   ========

--------------------------------------------------------------------------------



                                                         MAINSTAY VP
                                                         LORD ABBETT          ALGER AMERICAN
                                                      DEVELOPING GROWTH    SMALL CAPITALIZATION
                                                     -------------------   ---------------------
                                                       2002     2001(a)      2002        2001
                                                     -------------------------------------------
SERIES I POLICIES
Units issued on payments received from
  policyowners.....................................      129        132         325         674
Units redeemed on surrenders.......................     (124)      (110)       (463)       (467)
Units redeemed on annuity and death benefits.......      (16)       (15)        (58)        (42)
Units issued (redeemed) on net transfers from (to)
  Fixed Account....................................       38        105         176         789
Units issued (redeemed) on transfers between
  Investment Divisions.............................      (93)      (294)       (652)       (747)
                                                     --------   --------   --------    --------
  Net increase (decrease)..........................      (66)      (182)       (672)        207
Units outstanding, beginning of year...............    2,959      3,141       7,864       7,657
                                                     --------   --------   --------    --------
Units outstanding, end of year.....................    2,893      2,959       7,192       7,864
                                                     ========   ========   ========    ========
SERIES II POLICIES
Units issued on payments received from
  policyowners.....................................       15          6          16         112
Units redeemed on surrenders.......................       --         --          (3)       (473)
Units redeemed on annuity and death benefits.......       --         (9)         --          (9)
Units issued (redeemed) on net transfers from (to)
  Fixed Account....................................       (1)        --          (1)         (2)
Units issued (redeemed) on transfers between
  Investment Divisions.............................       (1)        --          (2)        390
                                                     --------   --------   --------    --------
  Net increase (decrease)..........................       13         (3)         10          18
Units outstanding, beginning of year...............        6          9          87          69
                                                     --------   --------   --------    --------
Units outstanding, end of year.....................       19          6          97          87
                                                     ========   ========   ========    ========
SERIES III POLICIES
Units issued on payments received from
  policyowners.....................................       41         30          58         189
Units redeemed on surrenders.......................       (5)        (1)        (32)         (9)
Units redeemed on annuity and death benefits.......       --         --         (18)         (1)
Units issued (redeemed) on net transfers from (to)
  Fixed Account....................................      117         51         429         641
Units issued (redeemed) on transfers between
  Investment Divisions.............................       12         24         (74)        (26)
                                                     --------   --------   --------    --------
  Net increase (decrease)..........................      165        104         363         794
Units outstanding, beginning of year...............      108          4         936         142
                                                     --------   --------   --------    --------
Units outstanding, end of year.....................      273        108       1,299         936
                                                     ========   ========   ========    ========

Not all investment divisions are available under all policies.
(a) For AmSouth Premium Plus Variable Annuity policies, represents the period January 18, 2001 (Commencement of Operations) through December 31, 2001.
(b) For the period July 2, 2001 (Commencement of Operations) through December 31, 2001.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------



          AMSOUTH               AMSOUTH
         ENHANCED            INTERNATIONAL            AMSOUTH               AMSOUTH
          MARKET                EQUITY               LARGE CAP              MID CAP
    -------------------   -------------------   -------------------   -------------------
      2002     2001(a)      2002     2001(a)      2002     2001(a)      2002     2001(a)
    -------------------------------------------------------------------------------------
          --        --          --        --          --        --          --         --
          --        --          --        --          --        --          --         --
          --        --          --        --          --        --          --         --
          --        --          --        --          --        --          --         --
          --        --          --        --          --        --          --         --
    --------   --------   --------   --------   --------   --------   --------   --------
          --        --          --        --          --        --          --         --
          --        --          --        --          --        --          --         --
    --------   --------   --------   --------   --------   --------   --------   --------
          --        --          --        --          --        --          --         --
    ========   ========   ========   ========   ========   ========   ========   ========
          --        --          --        --          --        --          --         --
          --        --          --        --          --        --          --         --
          --        --          --        --          --        --          --         --
          --        --          --        --          --        --          --         --
          --        --          --        --          --        --          --         --
    --------   --------   --------   --------   --------   --------   --------   --------
          --        --          --        --          --        --          --         --
          --        --          --        --          --        --          --         --
    --------   --------   --------   --------   --------   --------   --------   --------
          --        --          --        --          --        --          --         --
    ========   ========   ========   ========   ========   ========   ========   ========
          75        41          20         4          85        42          54         26
         (20)       (2)         --        --         (31)       (2)         (6)        --
         (12)       --          --        --          --        --          --         --
          76        85          --        10         134       182          30         44
          (7)        3         (13)       --         (19)       (6)         (2)        --
    --------   --------   --------   --------   --------   --------   --------   --------
         112       127           7        14         169       216          76         70
         127        --          14        --         216        --          70         --
    --------   --------   --------   --------   --------   --------   --------   --------
         239       127          21        14         385       216         146         70
    ========   ========   ========   ========   ========   ========   ========   ========

--------------------------------------------------------------------------------



                                                           CALVERT             DREYFUS IP
                                                           SOCIAL           TECHNOLOGY GROWTH
                                                          BALANCED          (INITIAL SHARES)
                                                     -------------------   -------------------
                                                       2002       2001       2002     2001(b)
                                                     -----------------------------------------
SERIES I POLICIES
Units issued on payments received from
  policyowners.....................................       106       140         162         78
Units redeemed on surrenders.......................      (122)      (96)        (52)        (3)
Units redeemed on annuity and death benefits.......       (20)       (7)         (3)        (1)
Units issued (redeemed) on net transfers from (to)
  Fixed Account....................................       106       228         186         24
Units issued (redeemed) on transfers between
  Investment Divisions.............................      (111)      (81)        197        227
                                                     --------   --------   --------   --------
  Net increase (decrease)..........................       (41)      184         490        325
Units outstanding, beginning of year...............     1,668     1,484         325         --
                                                     --------   --------   --------   --------
Units outstanding, end of year.....................     1,627     1,668         815        325
                                                     ========   ========   ========   ========
SERIES II POLICIES
Units issued on payments received from
  policyowners.....................................         3         4           5          1
Units redeemed on surrenders.......................        (1)       (2)         (1)        --
Units redeemed on annuity and death benefits.......        --        (1)         --         --
Units issued (redeemed) on net transfers from (to)
  Fixed Account....................................        --        --          --         --
Units issued (redeemed) on transfers between
  Investment Divisions.............................         2        (1)         16          1
                                                     --------   --------   --------   --------
  Net increase (decrease)..........................         4        --          20          2
Units outstanding, beginning of year...............        11        11           2         --
                                                     --------   --------   --------   --------
Units outstanding, end of year.....................        15        11          22          2
                                                     ========   ========   ========   ========
SERIES III POLICIES
Units issued on payments received from
  policyowners.....................................        60        91          47         16
Units redeemed on surrenders.......................       (13)       (4)         (6)        --
Units redeemed on annuity and death benefits.......       (15)       --          (8)        --
Units issued (redeemed) on net transfers from (to)
  Fixed Account....................................       263       133         199         39
Units issued (redeemed) on transfers between
  Investment Divisions.............................        (6)       (4)         54          3
                                                     --------   --------   --------   --------
  Net increase (decrease)..........................       289       216         286         58
Units outstanding, beginning of year...............       235        19          58         --
                                                     --------   --------   --------   --------
Units outstanding, end of year.....................       524       235         344         58
                                                     ========   ========   ========   ========

Not all investment divisions are available under all policies.
(a) For AmSouth Premium Plus Variable Annuity policies, represents the period January 18, 2001 (Commencement of Operations) through December 31, 2001.
(b) For the period July 2, 2001 (Commencement of Operations) through December 31, 2001.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------


         FIDELITY              FIDELITY                                   JANUS ASPEN
            VIP                   VIP               JANUS ASPEN             SERIES
       CONTRAFUND(R)         EQUITY-INCOME            SERIES               WORLDWIDE
      (INITIAL CLASS)       (INITIAL CLASS)          BALANCED               GROWTH
    -------------------   -------------------   -------------------   -------------------
      2002       2001       2002       2001       2002     2001(a)      2002       2001
    -------------------------------------------------------------------------------------
         679      1,057        571      1,098      1,537     2,693         795      1,690
      (1,087)      (908)      (826)      (619)    (2,316)   (1,877)     (1,417)    (1,306)
        (163)      (125)      (146)      (123)      (323)     (314)       (176)      (153)
         455      1,246        789      1,112      1,168     2,976         293      1,916
        (686)    (1,093)      (341)       271     (1,556)   (1,041)     (2,199)    (2,256)
    --------   --------   --------   --------   --------   --------   --------   --------
        (802)       177         47      1,739     (1,490)    2,437      (2,704)      (109)
      17,160     16,983     11,501      9,762     32,862    30,425      23,563     23,672
    --------   --------   --------   --------   --------   --------   --------   --------
      16,358     17,160     11,548     11,501     31,372    32,862      20,859     23,563
    ========   ========   ========   ========   ========   ========   ========   ========
          32         69         23         25         80       160          45         81
          (5)        (8)        (7)        (3)       (44)      (29)         (8)       (89)
          --         --         (2)        (8)        (1)       (4)         --         (1)
          --         (1)         7         (1)       (14)       (5)          5          2
          (2)        (3)         3         13         (2)      (18)         (2)        39
    --------   --------   --------   --------   --------   --------   --------   --------
          25         57         24         26         19       104          40         32
         103         46         53         27        264       160         159        127
    --------   --------   --------   --------   --------   --------   --------   --------
         128        103         77         53        283       264         199        159
    ========   ========   ========   ========   ========   ========   ========   ========
         274        277        300        264        657       654         279        443
         (85)       (21)      (108)       (17)      (209)      (56)       (115)       (38)
         (10)        (1)       (28)        (6)       (30)      (12)        (20)       (10)
       1,380        737      1,333        946      3,488     2,037       1,111      1,103
         (29)       (42)      (182)        24       (206)      (42)       (179)      (101)
    --------   --------   --------   --------   --------   --------   --------   --------
       1,530        950      1,315      1,211      3,700     2,581       1,076      1,397
       1,097        147      1,237         26      2,875       294       1,730        333
    --------   --------   --------   --------   --------   --------   --------   --------
       2,627      1,097      2,552      1,237      6,575     2,875       2,806      1,730
    ========   ========   ========   ========   ========   ========   ========   ========

--------------------------------------------------------------------------------



                                                      MFS(R) INVESTORS       MFS(R) RESEARCH      MFS(R) UTILITIES
                                                        TRUST SERIES             SERIES                SERIES
                                                     -------------------   -------------------   -------------------
                                                       2002       2001       2002     2001(a)      2002     2001(b)
                                                     ------------------------------------------------------------
SERIES I POLICIES
Units issued on payments received from
  policyowners.....................................       198       318        137        458          7           2
Units redeemed on surrenders.......................      (262)     (168)      (259)      (235)        (3)         --
Units redeemed on annuity and death benefits.......       (70)      (33)       (56)       (39)        --          --
Units issued (redeemed) on net transfers from (to)
  Fixed Account....................................       284       537        104        984         31           2
Units issued (redeemed) on transfers between
  Investment Divisions.............................      (315)      (46)      (676)      (365)        (5)         11
                                                     --------   --------   --------   --------   --------   --------
  Net increase (decrease)..........................      (165)      608       (750)       803         30          15
Units outstanding, beginning of year...............     3,303     2,695      4,857      4,054         15          --
                                                     --------   --------   --------   --------   --------   --------
Units outstanding, end of year.....................     3,138     3,303      4,107      4,857         45          15
                                                     ========   ========   ========   ========   ========   ========
SERIES II POLICIES
Units issued on payments received from
  policyowners.....................................        18        10          6         19          1          --
Units redeemed on surrenders.......................        --        (2)        (3)        (7)        --          --
Units redeemed on annuity and death benefits.......        (1)       --         --        (10)        --          --
Units issued (redeemed) on net transfers from (to)
  Fixed Account....................................        (4)       --         (3)       (16)        --          --
Units issued (redeemed) on transfers between
  Investment Divisions.............................        (1)       10         (2)         3         --          --
                                                     --------   --------   --------   --------   --------   --------
  Net increase (decrease)..........................        12        18         (2)       (11)         1          --
Units outstanding, beginning of year...............        29        11         55         66         --          --
                                                     --------   --------   --------   --------   --------   --------
Units outstanding, end of year.....................        41        29         53         55          1          --
                                                     ========   ========   ========   ========   ========   ========
SERIES III POLICIES
Units issued on payments received from
  policyowners.....................................        43        87         18        136         20          10
Units redeemed on surrenders.......................       (21)      (10)       (40)       (11)       (18)         --
Units redeemed on annuity and death benefits.......        --        --         (5)        --         --          --
Units issued (redeemed) on net transfers from (to)
  Fixed Account....................................       264       422        309        486         47          18
Units issued (redeemed) on transfers between
  Investment Divisions.............................      (110)       (9)      (183)        11        (18)          3
                                                     --------   --------   --------   --------   --------   --------
  Net increase (decrease)..........................       176       490         99        622         31          31
Units outstanding, beginning of year...............       522        32        801        179         31          --
                                                     --------   --------   --------   --------   --------   --------
Units outstanding, end of year.....................       698       522        900        801         62          31
                                                     ========   ========   ========   ========   ========   ========

Not all investment divisions are available under all policies.
(a) For AmSouth Premium Plus Variable Annuity policies, represents the period January 18, 2001 (Commencement of Operations) through December 31, 2001.
(b) For the period July 2, 2001 (Commencement of Operations) through December 31, 2001.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------


                                                                          VAN KAMPEN
     NEUBERGER BERMAN                                 VAN ECK                 UIF
        AMT MID-CAP          T. ROWE PRICE           WORLDWIDE             EMERGING
          GROWTH             EQUITY INCOME          HARD ASSETS         MARKETS EQUITY
    -------------------   -------------------   -------------------   -------------------
      2002     2001(b)      2002       2001       2002       2001       2002     2001(a)
    -------------------------------------------------------------------------------------
         37         11        767      1,056          67        39         189        218
        (11)        (1)      (602)      (311)        (54)      (22)       (208)      (217)
         (1)        --       (120)       (43)        (19)      (16)        (25)       (20)
         98          8      1,370      1,026           9        37          (3)       254
         78         30        243      1,991         333      (129)         88       (421)
    --------   --------   --------   --------   --------   --------   --------   --------
        201         48      1,658      3,719         336       (91)         41       (186)
         48         --      7,398      3,679         378       469       3,172      3,358
    --------   --------   --------   --------   --------   --------   --------   --------
        249         48      9,056      7,398         714       378       3,213      3,172
    ========   ========   ========   ========   ========   ========   ========   ========
          2         --         46         66           2        10          11         12
         --         --        (19)        (4)         (1)       --        (365)        (1)
         --         --         (2)        --          --        --          --         --
         --         --          1         (1)          1        --         (11)        --
          2         --          3          7           1        (9)       (633)     1,002
    --------   --------   --------   --------   --------   --------   --------   --------
          4         --         29         68           3         1        (998)     1,013
         --         --         81         13           3         2       1,019          6
    --------   --------   --------   --------   --------   --------   --------   --------
          4         --        110         81           6         3          21      1,019
    ========   ========   ========   ========   ========   ========   ========   ========
         13          4        325        189          14        14          43         33
         (5)        --        (85)        (8)         (5)       (1)        (23)        (1)
         (1)        --        (17)        (7)         --        --          --         --
        123         13      1,372        640         176        15         217         60
         23          1        (78)        72          39        (8)         82        (10)
    --------   --------   --------   --------   --------   --------   --------   --------
        153         18      1,517        886         224        20         319         82
         18         --        895          9          25         5          89          7
    --------   --------   --------   --------   --------   --------   --------   --------
        171         18      2,412        895         249        25         408         89
    ========   ========   ========   ========   ========   ========   ========   ========

--------------------------------------------------------------------------------



                                                                             MAINSTAY VP        MAINSTAY VP
                                                          MAINSTAY VP          CAPITAL              CASH
                                                              BOND           APPRECIATION        MANAGEMENT
                                                        ----------------   ----------------   ----------------
                                                            2002(a)            2002(a)            2002(a)
                                                        ------------------------------------------------------
SERIES IV POLICIES
Units issued on payments received from policyowners...           285                262              5,486
Units redeemed on surrenders..........................            (3)                (1)               (40)
Units redeemed on annuity and death benefits..........            (2)                --                 --
Units issued (redeemed) on net transfers from (to)
  Fixed Account.......................................           237                135              1,787
Units issued (redeemed) on transfers between
  Investment Divisions................................            54                 --             (2,284)
                                                            --------           --------           --------
  Net increase (decrease).............................           571                396              4,949
Units outstanding, beginning of year..................            --                 --                 --
                                                            --------           --------           --------
Units outstanding, end of year........................           571                396              4,949
                                                            ========           ========           ========
SERIES V POLICIES
Units issued on payments received from policyowners...             5                 --                200
Units redeemed on surrenders..........................            --                 --                 --
Units redeemed on annuity and death benefits..........            --                 --                 --
Units issued (redeemed) on net transfers from (to)
  Fixed Account.......................................             8                  1                 --
Units issued (redeemed) on transfers between
  Investment Divisions................................            --                 --                (30)
                                                            --------           --------           --------
  Net increase (decrease).............................            13                  1                170
Units outstanding, beginning of year..................            --                 --                 --
                                                            --------           --------           --------
Units outstanding, end of year........................            13                  1                170
                                                            ========           ========           ========

Not all investment divisions are available under all policies.
(a) For Series IV and V policies, represents the period May 10, 2002 (Commencement of Operations) through December 31, 2002.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------



                         MAINSTAY VP                                              MAINSTAY VP
      MAINSTAY VP           EQUITY          MAINSTAY VP        MAINSTAY VP         HIGH YIELD        MAINSTAY VP
      CONVERTIBLE           INCOME           GOVERNMENT       GROWTH EQUITY      CORPORATE BOND     INDEXED EQUITY
    ----------------   ----------------   ----------------   ----------------   ----------------   ----------------
        2002(a)            2002(a)            2002(a)            2002(a)            2002(a)            2002(a)
    ---------------------------------------------------------------------------------------------------------------
             223                216                536                211                430                416
              (2)                (4)                (4)                (2)                (7)                (5)
              --                 (2)                --                 --                 (2)                --
             169                220                270                155                313                238
               6                 (8)                63                  3                 42                 11
        --------           --------           --------           --------           --------           --------
             396                422                865                367                776                660
              --                 --                 --                 --                 --                 --
        --------           --------           --------           --------           --------           --------
             396                422                865                367                776                660
        ========           ========           ========           ========           ========           ========
              --                  8                  8                 --                  1                  5
              --                 --                 --                 --                 --                 --
              --                 --                 --                 --                 --                 --
               1                  6                  8                  2                  4                  2
              --                 --                 --                 --                  1                  1
        --------           --------           --------           --------           --------           --------
               1                 14                 16                  2                  6                  8
              --                 --                 --                 --                 --                 --
        --------           --------           --------           --------           --------           --------
               1                 14                 16                  2                  6                  8
        ========           ========           ========           ========           ========           ========

--------------------------------------------------------------------------------



                                                          MAINSTAY VP        MAINSTAY VP        MAINSTAY VP
                                                         INTERNATIONAL         MID CAP            MID CAP
                                                             EQUITY              CORE              GROWTH
                                                        ----------------   ----------------   ----------------
                                                            2002(a)            2002(a)            2002(a)
                                                        ------------------------------------------------------
SERIES IV POLICIES
Units issued on payments received from policyowners...            49                 91                117
Units redeemed on surrenders..........................            --                 (1)                (1)
Units redeemed on annuity and death benefits..........            --                 --                 --
Units issued (redeemed) on net transfers from (to)
  Fixed Account.......................................            31                 71                 81
Units issued (redeemed) on transfers between
  Investment Divisions................................            --                 (9)                 2
                                                            --------           --------           --------
  Net increase (decrease).............................            80                152                199
Units outstanding, beginning of year..................            --                 --                 --
                                                            --------           --------           --------
Units outstanding, end of year........................            80                152                199
                                                            ========           ========           ========
SERIES V POLICIES
Units issued on payments received from policyowners...             1                  1                 --
Units redeemed on surrenders..........................            --                 --                 --
Units redeemed on annuity and death benefits..........            --                 --                 --
Units issued (redeemed) on net transfers from (to)
  Fixed Account.......................................            --                 --                  2
Units issued (redeemed) on transfers between
  Investment Divisions................................            --                 --                 --
                                                            --------           --------           --------
  Net increase (decrease).............................             1                  1                  2
Units outstanding, beginning of year..................            --                 --                 --
                                                            --------           --------           --------
Units outstanding, end of year........................             1                  1                  2
                                                            ========           ========           ========

Not all investment divisions are available under all policies.
(a) For Series IV and V policies, represents the period May 10, 2002 (Commencement of Operations) through December 31, 2002.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------


                                                               MAINSTAY VP                           MAINSTAY VP
      MAINSTAY VP                                            AMERICAN CENTURY     MAINSTAY VP        EAGLE ASSET
       SMALL CAP         MAINSTAY VP        MAINSTAY VP          INCOME &        DREYFUS LARGE        MANAGEMENT
         GROWTH          TOTAL RETURN          VALUE              GROWTH         COMPANY VALUE      GROWTH EQUITY
    ----------------   ----------------   ----------------   ----------------   ----------------   ----------------
        2002(a)            2002(a)            2002(a)            2002(a)            2002(a)            2002(a)
    ---------------------------------------------------------------------------------------------------------------
             117                168                294                 43                 59                 71
              (2)                (1)                (4)                --                 (1)                (1)
              --                 --                 --                 --                 --                 --
             122                 67                197                 22                 36                 64
               6                  2                 18                 --                  7                  7
        --------           --------           --------           --------           --------           --------
             243                236                505                 65                101                141
              --                 --                 --                 --                 --                 --
        --------           --------           --------           --------           --------           --------
             243                236                505                 65                101                141
        ========           ========           ========           ========           ========           ========
              --                 --                  3                 --                 --                 --
              --                 --                 --                 --                 --                 --
              --                 --                 --                 --                 --                 --
               2                  1                  3                 --                 --                 --
              --                 --                 --                 --                 --                 --
        --------           --------           --------           --------           --------           --------
               2                  1                  6                 --                 --                 --
              --                 --                 --                 --                 --                 --
        --------           --------           --------           --------           --------           --------
               2                  1                  6                 --                 --                 --
        ========           ========           ========           ========           ========           ========

--------------------------------------------------------------------------------


                                                          MAINSTAY VP
                                                          LORD ABBETT       ALGER AMERICAN        AMSOUTH
                                                           DEVELOPING           SMALL             ENHANCED
                                                             GROWTH         CAPITALIZATION         MARKET
                                                        ----------------   ----------------   ----------------
                                                            2002(a)            2002(a)            2002(a)
                                                        ------------------------------------------------------
SERIES IV POLICIES
Units issued on payments received from policyowners...            30                 21                 --
Units redeemed on surrenders..........................            --                 --                 --
Units redeemed on annuity and death benefits..........            --                 --                 --
Units issued (redeemed) on net transfers from (to)
  Fixed Account.......................................            11                 21                 --
Units issued (redeemed) on transfers between
  Investment Divisions................................             1                  4                 --
                                                            --------           --------           --------
  Net increase (decrease).............................            42                 46                 --
Units outstanding, beginning of year..................            --                 --                 --
                                                            --------           --------           --------
Units outstanding, end of year........................            42                 46                 --
                                                            ========           ========           ========
SERIES V POLICIES
Units issued on payments received from policyowners...            --                 --                 --
Units redeemed on surrenders..........................            --                 --                 --
Units redeemed on annuity and death benefits..........            --                 --                 --
Units issued (redeemed) on net transfers from (to)
  Fixed Account.......................................            --                 --                 --
Units issued (redeemed) on transfers between
  Investment Divisions................................            --                 --                 --
                                                            --------           --------           --------
  Net increase (decrease).............................            --                 --                 --
Units outstanding, beginning of year..................            --                 --                 --
                                                            --------           --------           --------
Units outstanding, end of year........................            --                 --                 --
                                                            ========           ========           ========

Not all investment divisions are available under all policies.
(a) For Series IV and V policies, represents the period May 10, 2002 (Commencement of Operations) through December 31, 2002.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------


                                                                                   DREYFUS IP          FIDELITY
        AMSOUTH                                                  CALVERT           TECHNOLOGY            VIP
     INTERNATIONAL         AMSOUTH            AMSOUTH             SOCIAL             GROWTH         CONTRAFUND(R)
         EQUITY           LARGE CAP           MID CAP            BALANCED       (INITIAL SHARES)   (INITIAL CLASS)
    ----------------   ----------------   ----------------   ----------------   ----------------   ----------------
        2002(a)            2002(a)            2002(a)            2002(a)            2002(a)            2002(a)
    ---------------------------------------------------------------------------------------------------------------
              --                 --                 --                 23                 26                222
              --                 --                 --                 --                 --                 (3)
              --                 --                 --                 --                 --                 --
              --                 --                 --                 15                 20                199
              --                 --                 --                 --                  5                  7
        --------           --------           --------           --------           --------           --------
              --                 --                 --                 38                 51                425
              --                 --                 --                 --                 --                 --
        --------           --------           --------           --------           --------           --------
              --                 --                 --                 38                 51                425
        ========           ========           ========           ========           ========           ========
              --                 --                 --                 --                 --                  2
              --                 --                 --                 --                 --                 --
              --                 --                 --                 --                 --                 --
              --                 --                 --                  1                 --                  3
              --                 --                 --                 --                 --                 --
        --------           --------           --------           --------           --------           --------
              --                 --                 --                  1                 --                  5
              --                 --                 --                 --                 --                 --
        --------           --------           --------           --------           --------           --------
              --                 --                 --                  1                 --                  5
        ========           ========           ========           ========           ========           ========

--------------------------------------------------------------------------------


                                                            FIDELITY                            JANUS ASPEN
                                                              VIP            JANUS ASPEN           SERIES
                                                         EQUITY-INCOME          SERIES           WORLDWIDE
                                                        (INITIAL CLASS)        BALANCED            GROWTH
                                                        ----------------   ----------------   ----------------
                                                            2002(a)            2002(a)            2002(a)
                                                        ------------------------------------------------------
SERIES IV POLICIES
Units issued on payments received from policyowners...           177                489                149
Units redeemed on surrenders..........................            (3)                (5)                (1)
Units redeemed on annuity and death benefits..........            --                 (3)                --
Units issued (redeemed) on net transfers from (to)
  Fixed Account.......................................            97                397                114
Units issued (redeemed) on transfers between
  Investment Divisions................................            (1)                 6                  5
                                                            --------           --------           --------
  Net increase (decrease).............................           270                884                267
Units outstanding, beginning of year..................            --                 --                 --
                                                            --------           --------           --------
Units outstanding, end of year........................           270                884                267
                                                            ========           ========           ========
SERIES V POLICIES
Units issued on payments received from policyowners...             5                  5                 --
Units redeemed on surrenders..........................            --                 --                 --
Units redeemed on annuity and death benefits..........            --                 --                 --
Units issued (redeemed) on net transfers from (to)
  Fixed Account.......................................             4                  4                 --
Units issued (redeemed) on transfers between
  Investment Divisions................................            --                 --                 --
                                                            --------           --------           --------
  Net increase (decrease).............................             9                  9                 --
Units outstanding, beginning of year..................            --                 --                 --
                                                            --------           --------           --------
Units outstanding, end of year........................             9                  9                 --
                                                            ========           ========           ========

Not all investment divisions are available under all policies.
(a) For Series IV and V policies, represents the period May 10, 2002 (Commencement of Operations) through December 31, 2002.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------


                                                                                                VAN KAMPEN
       MFS(R)                                     NEUBERGER                                        UIF
     INVESTORS        MFS(R)         MFS(R)         BERMAN                        VAN ECK        EMERGING
       TRUST         RESEARCH      UTILITIES     AMT MID-CAP    T. ROWE PRICE    WORLDWIDE       MARKETS
       SERIES         SERIES         SERIES         GROWTH      EQUITY INCOME   HARD ASSETS       EQUITY
    ------------   ------------   ------------   ------------   -------------   ------------   ------------
      2002(a)        2002(a)        2002(a)        2002(a)         2002(a)        2002(a)        2002(a)
    -------------------------------------------------------------------------------------------------------
            40             25              3              7            191              30             24
            --             --             --             --             (2)             --             (1)
            --             --             --             --             --              --             --
            17             18              1              9            220              20             24
            --              2             --             --             11             (11)            11
      --------       --------       --------       --------       --------        --------       --------
            57             45              4             16            420              39             58
            --             --             --             --             --              --             --
      --------       --------       --------       --------       --------        --------       --------
            57             45              4             16            420              39             58
      ========       ========       ========       ========       ========        ========       ========
            --             --             --             --              8              --             --
            --             --             --             --             --              --             --
            --             --             --             --             --              --             --
            --             --             --             --              6              --             --
            --             --             --             --             --              --             --
      --------       --------       --------       --------       --------        --------       --------
            --             --             --             --             14              --             --
            --             --             --             --             --              --             --
      --------       --------       --------       --------       --------        --------       --------
            --             --             --             --             14              --             --
      ========       ========       ========       ========       ========        ========       ========

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's):
--------------------------------------------------------------------------------

The following table presents financial highlights for each Investment Division as of December 31, 2002, 2001, 2000, 1999 and 1998:


                                                                           MAINSTAY VP
                                                                               BOND
                                                       ----------------------------------------------------
                                                         2002       2001       2000       1999       1998
                                                       ----------------------------------------------------
SERIES I POLICIES (a)
Net Assets.........................................    $216,196   $158,984   $ 85,728   $ 82,561   $ 61,788
Units Outstanding..................................      14,282     11,339      6,588      6,871      4,993
Unit Value.........................................    $  15.14   $  14.02   $  13.01   $  12.02   $  12.37
Total Return.......................................        8.0%       7.8%       8.3%      (2.9%)      7.6%
Ratio of Net Investment Income to Average Net
  Assets...........................................        3.7%       5.0%

SERIES II POLICIES (b)
Net Assets.........................................    $  2,094   $  1,100   $    167   $     --   $     --
Units Outstanding..................................         170         96         16         --         --
Unit Value.........................................    $  12.32   $  11.43   $  10.62   $     --   $     --
Total Return.......................................        7.8%       7.6%       6.2%         --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................        4.0%       4.6%

SERIES III POLICIES (c)
Net Assets.........................................    $ 42,745   $  7,920   $    188   $     --   $     --
Units Outstanding..................................       3,538        706         18         --         --
Unit Value.........................................    $  12.08   $  11.21   $  10.43   $     --   $     --
Total Return.......................................        7.7%       7.5%       4.3%         --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................        6.9%      11.7%

SERIES IV POLICIES (d)
Net Assets.........................................    $  6,150   $     --   $     --   $     --   $     --
Units Outstanding..................................         571         --         --         --         --
Unit Value.........................................    $  10.77   $     --   $     --   $     --   $     --
Total Return.......................................        7.7%         --         --         --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................       17.4%         --

SERIES V POLICIES (e)
Net Assets.........................................    $    137   $     --   $     --   $     --   $     --
Units Outstanding..................................          13         --         --         --         --
Unit Value.........................................    $  10.52   $     --   $     --   $     --   $     --
Total Return.......................................        5.2%         --         --         --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................       21.7%         --

Not all investment divisions are available under all policies.

Annualized percentages are shown for Ratio of Net Investment Income to Average Net Assets for all investment divisions in all periods.

(a) Expenses as a percent of average net assets are 1.40%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(b) Expenses as a percent of average net assets are 1.55%, excluding expenses of the underlying funds, policy service charges and charges for transferring funds between investment divisions.
(c) Expenses as a percent of average net assets are 1.60%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(d) Expenses as a percent of average net assets are 1.45%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(e) Expenses as a percent of average net assets are 1.85%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------


                        MAINSTAY VP                                            MAINSTAY VP
                    CAPITAL APPRECIATION                                     CASH MANAGEMENT
    ----------------------------------------------------   ----------------------------------------------------
      2002       2001       2000       1999       1998       2002       2001       2000       1999       1998
    -----------------------------------------------------------------------------------------------------------
    $330,249   $553,783   $748,887   $657,329   $367,978   $263,444   $260,067   $164,643   $294,243   $121,079
      25,441     29,099     29,793     23,024     15,940    208,084    205,310    133,091    248,786    105,842
    $  12.98   $  19.03   $  25.14   $  28.55   $  23.09   $   1.27   $   1.27   $   1.24   $   1.18   $   1.14
      (31.8%)    (24.3%)    (12.0%)     23.7%      36.2%      (0.1%)      2.4%       4.6%       3.4%       3.7%
       (1.3%)     (1.3%)                                      (0.1%)      2.2%

    $    847   $  1,333   $  1,171   $     --   $     --   $ 27,216   $ 16,214   $  4,180   $     --   $     --
         174        186        123         --         --     25,991     15,454      4,074         --         --
    $   4.88   $   7.17   $   9.48   $     --   $     --   $   1.05   $   1.05   $   1.03   $     --   $     --
      (31.9%)    (24.4%)     (5.2%)        --         --      (0.2%)      2.3%       2.6%         --         --
       (1.5%)     (1.5%)                                      (0.2%)      1.9%

    $ 13,383   $ 11,161   $  1,817   $     --   $     --   $ 68,335   $ 31,624   $  2,635   $     --   $     --
       3,001      1,704        210         --         --     65,803     30,376      2,586         --         --
    $   4.46   $   6.55   $   8.67   $     --   $     --   $   1.04   $   1.04   $   1.02   $     --   $     --
      (31.9%)    (24.5%)    (13.3%)        --         --      (0.3%)      2.1%       1.9%         --         --
       (1.5%)     (1.4%)                                      (0.3%)      1.4%

    $  2,958   $     --   $     --   $     --   $     --   $  4,942   $     --   $     --   $     --   $     --
         396         --         --         --         --      4,949         --         --         --         --
    $   7.46   $     --   $     --   $     --   $     --   $   1.00   $     --   $     --   $     --   $     --
      (25.4%)        --         --         --         --      (0.1%)        --         --         --         --
       (1.0%)        --                                       (0.4%)        --

    $     14   $     --   $     --   $     --   $     --   $    170   $     --   $     --   $     --   $     --
           1         --         --         --         --        170         --         --         --         --
    $   9.20   $     --   $     --   $     --   $     --   $   1.00   $     --   $     --   $     --   $     --
       (8.0%)        --         --         --         --      (0.3%)        --         --         --         --
       (0.8%)        --                                       (0.8%)        --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------


                                                                           MAINSTAY VP
                                                                           CONVERTIBLE
                                                       ----------------------------------------------------
                                                         2002       2001       2000       1999       1998
                                                       ----------------------------------------------------
SERIES I POLICIES (a)
Net Assets.........................................    $132,023   $144,131   $125,337   $ 65,034   $ 38,111
Units Outstanding..................................       9,467      9,385      7,873      3,826      3,139
Unit Value.........................................    $  13.95   $  15.36   $  15.92   $  17.00   $  12.14
Total Return.......................................       (9.2%)     (3.5%)     (6.3%)     40.0%       3.0%
Ratio of Net Investment Income to Average Net
  Assets...........................................        1.3%       2.4%

SERIES II POLICIES (b)
Net Assets.........................................    $  1,651   $  1,733   $  1,356   $     --   $     --
Units Outstanding..................................         209        199        150         --         --
Unit Value.........................................    $   7.89   $   8.71   $   9.04   $     --   $     --
Total Return.......................................       (9.3%)     (3.7%)     (9.6%)        --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................        1.1%       2.3%

SERIES III POLICIES (c)
Net Assets.........................................    $ 20,475   $  9,385   $    703   $     --   $     --
Units Outstanding..................................       2,708      1,125         81         --         --
Unit Value.........................................    $   7.56   $   8.34   $   8.67   $     --   $     --
Total Return.......................................       (9.4%)     (3.8%)     (1.3%)        --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................        2.4%       6.0%

SERIES IV POLICIES (d)
Net Assets.........................................    $  3,675   $     --   $     --   $     --   $     --
Units Outstanding..................................         396         --         --         --         --
Unit Value.........................................    $   9.27   $     --   $     --   $     --   $     --
Total Return.......................................       (7.3%)        --         --         --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................       10.3%         --

SERIES V POLICIES (e)
Net Assets.........................................    $     13   $     --   $     --   $     --   $     --
Units Outstanding..................................           1         --         --         --         --
Unit Value.........................................    $  10.37   $     --   $     --   $     --   $     --
Total Return.......................................        3.7%         --         --         --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................       12.4%         --

Not all investment divisions are available under all policies.

Annualized percentages are shown for Ratio of Net Investment Income to Average Net Assets for all investment divisions in all periods.

(a) Expenses as a percent of average net assets are 1.40%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(b) Expenses as a percent of average net assets are 1.55%, excluding expenses of the underlying funds, policy service charges and charges for transferring funds between investment divisions.
(c) Expenses as a percent of average net assets are 1.60%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(d) Expenses as a percent of average net assets are 1.45%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(e) Expenses as a percent of average net assets are 1.85%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------


        MAINSTAY VP
          EQUITY                              MAINSTAY VP
          INCOME                               GOVERNMENT
    -------------------   ----------------------------------------------------
      2002       2001       2002       2001       2000       1999       1998
    --------------------------------------------------------------------------
    $ 44,528   $ 17,502   $230,480   $115,641   $ 59,775   $ 60,001   $ 39,674
       5,378      1,781     15,260      8,293      4,508      5,008      3,208
    $   8.28   $   9.83   $  15.10   $  13.94   $  13.26   $  11.98   $  12.37
      (15.8%)     (1.7%)      8.3%       5.1%      10.7%      (3.1%)      7.5%
       (0.1%)      0.2%       2.7%       4.0%

    $    549   $    109   $  3,456   $  1,420   $    281   $     --   $     --
          67         11        287        128         27         --         --
    $   8.23   $   9.78   $  12.04   $  11.13   $  10.60   $     --   $     --
      (15.9%)     (2.2%)      8.2%       5.0%       6.0%         --         --
        0.1%       0.9%       3.0%       3.9%

    $ 15,132   $  1,409   $ 45,740   $  8,792   $     47   $     --   $     --
       1,806        141      3,842        798          5         --         --
    $   8.38   $   9.96   $  11.91   $  11.01   $  10.49   $     --   $     --
      (15.9%)     (0.4%)      8.1%       5.0%       5.0%         --         --
        0.5%       1.6%       4.4%       9.1%

    $  3,414   $     --   $  9,291   $     --   $     --   $     --   $     --
         422         --        865         --         --         --         --
    $   8.09   $     --   $  10.74   $     --   $     --   $     --   $     --
      (19.1%)        --       7.4%         --         --         --         --
        2.4%         --      11.6%         --

    $    113   $     --   $    168   $     --   $     --   $     --   $     --
          14         --         16         --         --         --         --
    $   8.19   $     --   $  10.52   $     --   $     --   $     --   $     --
      (18.1%)        --       5.2%         --         --         --         --
        1.7%         --      13.3%         --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------


                                                                           MAINSTAY VP
                                                                          GROWTH EQUITY
                                                       ----------------------------------------------------
                                                         2002       2001       2000       1999       1998
                                                       ----------------------------------------------------
SERIES I POLICIES (a)
Net Assets.........................................    $244,017   $359,198   $419,759   $317,273   $180,165
Units Outstanding..................................      14,959     16,447     15,714     11,321      8,239
Unit Value.........................................    $  16.31   $  21.84   $  26.71   $  28.02   $  21.87
Total Return.......................................      (25.3%)    (18.2%)     (4.7%)     28.2%      24.8%
Ratio of Net Investment Income to Average Net
  Assets...........................................       (0.5%)     (0.7%)

SERIES II POLICIES (b)
Net Assets.........................................    $  1,249   $  1,763   $  1,300   $     --   $     --
Units Outstanding..................................         219        230        139         --         --
Unit Value.........................................    $   5.71   $   7.65   $   9.37   $     --   $     --
Total Return.......................................      (25.4%)    (18.4%)     (6.3%)        --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................       (0.6%)     (0.8%)

SERIES III POLICIES (c)
Net Assets.........................................    $ 21,125   $ 15,827   $  1,542   $     --   $     --
Units Outstanding..................................       3,678      2,054        163         --         --
Unit Value.........................................    $   5.74   $   7.70   $   9.44   $     --   $     --
Total Return.......................................      (25.5%)    (18.4%)     (5.6%)        --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................       (0.4%)     (0.2%)

SERIES IV POLICIES (d)
Net Assets.........................................    $  2,967   $     --   $     --   $     --   $     --
Units Outstanding..................................         367         --         --         --         --
Unit Value.........................................    $   8.08   $     --   $     --   $     --   $     --
Total Return.......................................      (19.2%)        --         --         --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................        3.1%         --

SERIES V POLICIES (e)
Net Assets.........................................    $     19   $     --   $     --   $     --   $     --
Units Outstanding..................................           2         --         --         --         --
Unit Value.........................................    $   9.16   $     --   $     --   $     --   $     --
Total Return.......................................       (8.4%)        --         --         --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................        4.2%         --

Not all investment divisions are available under all policies.

Annualized percentages are shown for Ratio of Net Investment Income to Average Net Assets for all investment divisions in all periods.

(a) Expenses as a percent of average net assets are 1.40%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(b) Expenses as a percent of average net assets are 1.55%, excluding expenses of the underlying funds, policy service charges and charges for transferring funds between investment divisions.
(c) Expenses as a percent of average net assets are 1.60%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(d) Expenses as a percent of average net assets are 1.45%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(e) Expenses as a percent of average net assets are 1.85%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------


                        MAINSTAY VP
                         HIGH YIELD                                            MAINSTAY VP
                       CORPORATE BOND                                         INDEXED EQUITY
    ----------------------------------------------------   ----------------------------------------------------
      2002       2001       2000       1999       1998       2002       2001       2000       1999       1998
    -----------------------------------------------------------------------------------------------------------
    $417,268   $426,004   $374,764   $400,993   $310,120   $447,495   $647,391   $755,167   $684,701   $407,588
      27,478     28,228     25,693     25,509     21,960     27,274     30,265     30,595     24,805     17,575
    $  15.19   $  15.09   $  14.59   $  15.72   $  14.12   $  16.41   $  21.39   $  24.68   $  27.60   $  23.19
        0.6%       3.4%      (7.2%)     11.3%       1.2%     (23.3%)    (13.3%)    (10.6%)     19.0%      26.7%
        9.0%      10.7%                                       (0.2%)     (0.4%)

    $  2,462   $  1,428   $    793   $     --   $     --   $  1,559   $  1,826   $  1,266   $     --   $     --
         255        149         85         --         --        250        224        135         --         --
    $   9.65   $   9.60   $   9.29   $     --   $     --   $   6.23   $   8.14   $   9.40   $     --   $     --
        0.5%       3.3%      (7.1%)        --         --     (23.4%)    (13.4%)     (6.0%)        --         --
       14.1%      12.6%                                       (0.2%)     (0.4%)

    $ 43,111   $ 15,118   $    498   $     --   $     --   $ 37,642   $ 16,799   $  1,988   $     --   $     --
       4,546      1,601         54         --         --      6,206      2,120        217         --         --
    $   9.48   $   9.44   $   9.15   $     --   $     --   $   6.07   $   7.92   $   9.16   $     --   $     --
        0.4%       3.2%      (8.5%)        --         --     (23.5%)    (13.5%)     (8.4%)        --         --
       15.5%      27.1%                                        0.2%       0.7%

    $  7,503   $     --   $     --   $     --   $     --   $  5,417   $     --   $     --   $     --   $     --
         776         --         --         --         --        660         --         --         --         --
    $   9.67   $     --   $     --   $     --   $     --   $   8.20   $     --   $     --   $     --   $     --
       (3.3%)        --         --         --         --     (18.0%)        --         --         --         --
       42.6%         --                                        4.6%         --

    $     66   $     --   $     --   $     --   $     --   $     76   $     --   $     --   $     --   $     --
           6         --         --         --         --          8         --         --         --         --
    $  10.27   $     --   $     --   $     --   $     --   $   9.84   $     --   $     --   $     --   $     --
        2.7%         --         --         --         --      (1.6%)        --         --         --         --
       48.5%         --                                        6.8%         --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------


                                                                           MAINSTAY VP
                                                                       INTERNATIONAL EQUITY
                                                       ----------------------------------------------------
                                                         2002       2001       2000       1999       1998
                                                       ----------------------------------------------------
SERIES I POLICIES (a)
Net Assets.........................................    $ 23,569   $ 19,878   $ 23,737   $ 22,729   $ 15,136
Units Outstanding..................................       1,933      1,537      1,556      1,204      1,012
Unit Value.........................................    $  12.19   $  12.94   $  15.26   $  18.88   $  14.95
Total Return.......................................       (5.7%)    (15.2%)    (19.2%)     26.3%      21.4%
Ratio of Net Investment Income to Average Net
  Assets...........................................        0.1%         --

SERIES II POLICIES (b)
Net Assets.........................................    $    257   $    254   $    169   $     --   $     --
Units Outstanding..................................          34         32         18         --         --
Unit Value.........................................    $   7.45   $   7.92   $   9.35   $     --   $     --
Total Return.......................................       (5.9%)    (15.3%)     (6.5%)        --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................       (1.3%)     (1.0%)

SERIES III POLICIES (c)
Net Assets.........................................    $  3,599   $  1,063   $    111   $     --   $     --
Units Outstanding..................................         481        134         12         --         --
Unit Value.........................................    $   7.48   $   7.95   $   9.40   $     --   $     --
Total Return.......................................       (5.9%)    (15.4%)     (6.0%)        --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................        0.9%       0.2%

SERIES IV POLICIES (d)
Net Assets.........................................    $    707   $     --   $     --   $     --   $     --
Units Outstanding..................................          80         --         --         --         --
Unit Value.........................................    $   8.82   $     --   $     --   $     --   $     --
Total Return.......................................      (11.8%)        --         --         --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................        4.5%         --

SERIES V POLICIES (e)
Net Assets.........................................    $     14   $     --   $     --   $     --   $     --
Units Outstanding..................................           1         --         --         --         --
Unit Value.........................................    $   9.79   $     --   $     --   $     --   $     --
Total Return.......................................       (2.1%)        --         --         --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................        4.7%         --

Not all investment divisions are available under all policies.

Annualized percentages are shown for Ratio of Net Investment Income to Average Net Assets for all investment divisions in all periods.

(a) Expenses as a percent of average net assets are 1.40%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(b) Expenses as a percent of average net assets are 1.55%, excluding expenses of the underlying funds, policy service charges and charges for transferring funds between investment divisions.
(c) Expenses as a percent of average net assets are 1.60%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(d) Expenses as a percent of average net assets are 1.45%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(e) Expenses as a percent of average net assets are 1.85%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------


        MAINSTAY VP           MAINSTAY VP           MAINSTAY VP
          MID CAP               MID CAP              SMALL CAP                            MAINSTAY VP
           CORE                 GROWTH                GROWTH                              TOTAL RETURN
    -------------------   -------------------   -------------------   ----------------------------------------------------
      2002       2001       2002       2001       2002       2001       2002       2001       2000       1999       1998
    ----------------------------------------------------------------------------------------------------------------------
    $ 15,024   $  6,859   $ 11,317   $  7,773   $ 17,889   $ 12,197   $213,473   $296,704   $338,661   $305,978   $203,518
       1,872        734      1,768        855      2,600      1,286     14,813     16,939     17,027     14,509     11,136
    $   8.03   $   9.35   $   6.40   $   9.09   $   6.88   $   9.48   $  14.41   $  17.52   $  19.89   $  21.09   $  18.28
      (14.1%)     (6.5%)    (29.6%)     (9.1%)    (27.4%)     (5.2%)    (17.7%)    (11.9%)     (5.7%)     15.4%      25.4%
       (1.0%)     (1.0%)     (1.4%)     (1.4%)     (1.4%)     (1.4%)      0.9%       1.1%

    $     69   $     --   $    142   $     55   $    267   $    268   $  1,847   $  2,444   $  2,730   $     --   $     --
           8         --         17          5         38         28        278        302        297         --         --
    $   8.67   $  10.00   $   8.19   $  11.65   $   7.07   $   9.76   $   6.64   $   8.09   $   9.20   $     --   $     --
      (13.3%)        --     (29.7%)     16.5%     (27.5%)     (2.4%)    (17.8%)    (12.1%)     (8.0%)        --         --
       (1.1%)        --      (1.6%)     (1.6%)     (1.6%)     (1.6%)      0.8%       1.5%

    $  3,510   $    241   $  3,961   $    365   $  5,362   $    786   $ 11,221   $  5,557   $    495   $     --   $     --
         420         25        606         39        782         83      1,762        717         56         --         --
    $   8.35   $   9.74   $   6.54   $   9.30   $   6.86   $   9.47   $   6.37   $   7.75   $   8.82   $     --   $     --
      (14.3%)     (2.6%)    (29.7%)     (7.0%)    (27.6%)     (5.3%)    (17.9%)    (12.1%)    (11.8%)        --         --
       (0.9%)     (0.3%)     (1.6%)     (1.6%)     (1.6%)     (1.6%)      2.0%       3.6%

    $  1,240   $     --   $  1,392   $     --   $  1,798   $     --   $  2,063   $     --   $     --   $     --   $     --
         152         --        199         --        243         --        236         --         --         --         --
    $   8.14   $     --   $   7.01   $     --   $   7.41   $     --   $   8.73   $     --   $     --   $     --   $     --
      (18.6%)        --     (29.9%)        --     (25.9%)        --     (12.7%)        --         --         --         --
       (0.4%)        --      (1.5%)        --      (1.5%)        --       9.9%         --

    $     10   $     --   $     15   $     --   $     14   $     --   $     12   $     --   $     --   $     --   $     --
           1         --          2         --          2         --          1         --         --         --         --
    $   9.70   $     --   $  10.20   $     --   $   8.31   $     --   $   9.93   $     --   $     --   $     --   $     --
       (3.0%)        --       2.0%         --     (16.9%)        --      (0.7%)        --         --         --         --
       (0.7%)        --      (1.9%)        --      (1.9%)        --      21.3%         --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------


                                                                           MAINSTAY VP
                                                                              VALUE
                                                       ----------------------------------------------------
                                                         2002       2001       2000       1999       1998
                                                       ----------------------------------------------------
SERIES I POLICIES (a)
Net Assets.........................................    $169,824   $213,977   $168,711   $165,397   $157,643
Units Outstanding..................................      11,706     11,482      8,963      9,782     10,004
Unit Value.........................................    $  14.51   $  18.64   $  18.82   $  16.91   $  15.76
Total Return.......................................      (22.2%)     (1.0%)     11.3%       7.3%      (5.5%)
Ratio of Net Investment Income to Average Net
  Assets...........................................          --       0.2%

SERIES II POLICIES (b)
Net Assets.........................................    $    903   $    802   $    239   $     --   $     --
Units Outstanding..................................         106         73         22         --         --
Unit Value.........................................    $   8.49   $  10.92   $  11.04   $     --   $     --
Total Return.......................................      (22.3%)     (1.1%)     10.4%         --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................          --       0.7%

SERIES III POLICIES (c)
Net Assets.........................................    $ 22,026   $ 10,836   $     69   $     --   $     --
Units Outstanding..................................       2,714      1,037          7         --         --
Unit Value.........................................    $   8.11   $  10.44   $  10.57   $     --   $     --
Total Return.......................................      (22.3%)     (1.2%)      5.7%         --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................        0.5%       2.3%

SERIES IV POLICIES (d)
Net Assets.........................................    $  3,870   $     --   $     --   $     --   $     --
Units Outstanding..................................         505         --         --         --         --
Unit Value.........................................    $   7.67   $     --   $     --   $     --   $     --
Total Return.......................................      (23.3%)        --         --         --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................        4.7%         --

SERIES V POLICIES (e)
Net Assets.........................................    $     50   $     --   $     --   $     --   $     --
Units Outstanding..................................           6         --         --         --         --
Unit Value.........................................    $   8.34   $     --   $     --   $     --   $     --
Total Return.......................................      (16.6%)        --         --         --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................        7.0%         --

Not all investment divisions are available under all policies.

Annualized percentages are shown for Ratio of Net Investment Income to Average Net Assets for all investment divisions in all periods.

(a) Expenses as a percent of average net assets are 1.40%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(b) Expenses as a percent of average net assets are 1.55%, excluding expenses of the underlying funds, policy service charges and charges for transferring funds between investment divisions.
(c) Expenses as a percent of average net assets are 1.60%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(d) Expenses as a percent of average net assets are 1.45%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(e) Expenses as a percent of average net assets are 1.85%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------


                        MAINSTAY VP                                            MAINSTAY VP
                      AMERICAN CENTURY                                           DREYFUS
                      INCOME & GROWTH                                      LARGE COMPANY VALUE
    ----------------------------------------------------   ----------------------------------------------------
      2002       2001       2000       1999       1998       2002       2001       2000       1999       1998
    -----------------------------------------------------------------------------------------------------------
    $ 43,336   $ 55,929   $ 60,445   $ 50,328   $ 24,568   $ 34,818   $ 44,680   $ 37,822   $ 25,701   $ 16,599
       5,461      5,593      5,454      3,997      2,263      4,314      4,211      3,356      2,397      1,629
    $   7.94   $  10.00   $  11.08   $  12.59   $  10.86   $   8.07   $  10.61   $  11.27   $  10.72   $  10.19
      (20.6%)     (9.8%)    (12.0%)     16.0%       8.6%     (23.9%)     (5.9%)      5.1%       5.2%       1.9%
       (0.3%)     (0.6%)                                      (0.8%)     (0.6%)

    $    213   $     71   $    154   $     --   $     --   $    309   $    336   $    178   $     --   $     --
          32          9         17         --         --         41         34         17         --         --
    $   6.57   $   8.29   $   9.21   $     --   $     --   $   7.49   $   9.86   $  10.49   $     --   $     --
      (20.8%)    (10.0%)     (7.9%)        --         --     (24.0%)     (6.0%)      4.9%         --         --
        0.2%      (0.7%)                                      (0.9%)     (0.7%)

    $  3,274   $  1,388   $    218   $     --   $     --   $  5,637   $  4,231   $    147   $     --   $     --
         507        170         24         --         --        762        434         14         --         --
    $   6.45   $   8.15   $   9.05   $     --   $     --   $   7.40   $   9.74   $  10.37   $     --   $     --
      (20.8%)     (9.9%)     (9.5%)        --         --     (24.1%)     (6.1%)      3.7%         --         --
        0.1%         --                                       (0.8%)      0.2%

    $    529   $     --   $     --   $     --   $     --   $    810   $     --   $     --   $     --   $     --
          65         --         --         --         --        101         --         --         --         --
    $   8.15   $     --   $     --   $     --   $     --   $   7.99   $     --   $     --   $     --   $     --
      (18.5%)        --         --         --         --     (20.1%)        --         --         --         --
        4.7%         --                                        1.0%         --

    $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --
          --         --         --         --         --         --         --         --         --         --
    $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --
          --         --         --         --         --         --         --         --         --         --
          --         --                                          --         --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------

                                                                           MAINSTAY VP
                                                                           EAGLE ASSET
                                                                            MANAGEMENT
                                                                          GROWTH EQUITY
                                                       ----------------------------------------------------
                                                         2002       2001       2000       1999       1998
                                                       ----------------------------------------------------
SERIES I POLICIES (a)
Net Assets.........................................    $ 82,525   $132,751   $157,719   $ 52,015   $ 16,434
Units Outstanding..................................       8,375      9,537      9,323      2,730      1,408
Unit Value.........................................    $   9.85   $  13.92   $  16.92   $  19.06   $  11.68
Total Return.......................................      (29.2%)    (17.7%)    (11.2%)     63.2%      16.8%
Ratio of Net Investment Income to Average Net
  Assets...........................................       (1.3%)     (1.4%)

SERIES II POLICIES (b)
Net Assets.........................................    $    479   $    537   $    528   $     --   $     --
Units Outstanding..................................          87         69         55         --         --
Unit Value.........................................    $   5.52   $   7.81   $   9.51   $     --   $     --
Total Return.......................................      (29.3%)    (17.9%)     (4.9%)        --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................       (1.5%)     (1.6%)

SERIES III POLICIES (c)
Net Assets.........................................    $  8,998   $  9,015   $  1,686   $     --   $     --
Units Outstanding..................................       1,907      1,350        207         --         --
Unit Value.........................................    $   4.72   $   6.68   $   8.13   $     --   $     --
Total Return.......................................      (29.4%)    (17.8%)    (18.7%)        --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................       (1.5%)     (1.6%)

SERIES IV POLICIES (d)
Net Assets.........................................    $  1,117   $     --   $     --   $     --   $     --
Units Outstanding..................................         141         --         --         --         --
Unit Value.........................................    $   7.90   $     --   $     --   $     --   $     --
Total Return.......................................      (21.0%)        --         --         --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................       (1.1%)        --

SERIES V POLICIES (e)
Net Assets.........................................    $     --   $     --   $     --   $     --   $     --
Units Outstanding..................................          --         --         --         --         --
Unit Value.........................................    $   9.60   $     --   $     --   $     --   $     --
Total Return.......................................       (4.0%)        --         --         --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................          --         --

Not all investment divisions are available under all policies.

Annualized percentages are shown for Ratio of Net Investment Income to Average Net Assets for all investment divisions in all periods.

(a) Expenses as a percent of average net assets are 1.40%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(b) Expenses as a percent of average net assets are 1.55%, excluding expenses of the underlying funds, policy service charges and charges for transferring funds between investment divisions.
(c) Expenses as a percent of average net assets are 1.60%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(d) Expenses as a percent of average net assets are 1.45%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(e) Expenses as a percent of average net assets are 1.85%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------

                        MAINSTAY VP                                               ALGER
                        LORD ABBETT                                              AMERICAN
                         DEVELOPING                                               SMALL
                           GROWTH                                             CAPITALIZATION
    ----------------------------------------------------   ----------------------------------------------------
      2002       2001       2000       1999       1998       2002       2001       2000       1999       1998
    -----------------------------------------------------------------------------------------------------------
    $ 17,566   $ 25,662   $ 29,808   $ 27,072   $ 14,349   $ 44,207   $ 66,445   $ 93,083   $ 51,860   $ 22,802
       2,893      2,959      3,141      2,276      1,573      7,192      7,864      7,657      3,063      1,904
    $   6.07   $   8.67   $   9.49   $  11.89   $   9.12   $   6.15   $   8.45   $  12.16   $  16.93   $  11.97
      (30.0%)     (8.6%)    (20.2%)     30.4%      (8.8%)    (27.3%)    (30.5%)    (28.2%)     41.4%      13.9%
       (1.4%)     (1.4%)                                      (1.4%)     (1.4%)

    $    109   $     52   $     85   $     --   $     --   $    417   $    514   $    588   $     --   $     --
          19          6          9         --         --         97         87         69         --         --
    $   5.83   $   8.33   $   9.13   $     --   $     --   $   4.31   $   5.94   $   8.56   $     --   $     --
      (30.1%)     (8.8%)     (8.7%)        --         --     (27.4%)    (30.6%)    (14.4%)        --         --
       (1.6%)     (1.6%)                                      (1.6%)     (1.5%)

    $  1,601   $    906   $     40   $     --   $     --   $  5,200   $  5,162   $  1,125   $     --   $     --
         273        108          4         --         --      1,299        936        142         --         --
    $   5.86   $   8.38   $   9.19   $     --   $     --   $   4.00   $   5.51   $   7.95   $     --   $     --
      (30.1%)     (8.8%)     (8.1%)        --         --     (27.4%)    (30.7%)    (20.5%)        --         --
       (1.6%)     (1.6%)                                      (1.6%)     (1.6%)

    $    321   $     --   $     --   $     --   $     --   $    376   $     --   $     --   $     --   $     --
          42         --         --         --         --         46         --         --         --         --
    $   7.72   $     --   $     --   $     --   $     --   $   8.19   $     --   $     --   $     --   $     --
      (22.8%)        --         --         --         --     (18.1%)        --         --         --         --
       (1.5%)        --                                       (1.5%)        --

    $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --
          --         --         --         --         --         --         --         --         --         --
    $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --
          --         --         --         --         --         --         --         --         --         --
          --         --                                          --         --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------


                                                                 AMSOUTH             AMSOUTH             AMSOUTH
                                                                ENHANCED          INTERNATIONAL           LARGE
                                                                 MARKET              EQUITY                CAP
                                                            -----------------   -----------------   -----------------
                                                             2002      2001      2002      2001      2002      2001
                                                            ---------------------------------------------------------
SERIES I POLICIES (a)
Net Assets..............................................    $    --   $    --   $    --   $    --   $    --   $    --
Units Outstanding.......................................         --        --        --        --        --        --
Unit Value..............................................    $    --   $    --   $    --   $    --   $    --   $    --
Total Return............................................         --        --        --        --        --        --
Ratio of Net Investment Income to Average Net Assets....         --        --        --        --        --        --

SERIES II POLICIES (b)
Net Assets..............................................    $    --   $    --   $    --   $    --   $    --   $    --
Units Outstanding.......................................         --        --        --        --        --        --
Unit Value..............................................    $    --   $    --   $    --   $    --   $    --   $    --
Total Return............................................         --        --        --        --        --        --
Ratio of Net Investment Income to Average Net Assets....         --        --        --        --        --        --

SERIES III POLICIES (c)
Net Assets..............................................    $ 1,562   $ 1,112   $   139   $   116   $ 2,526   $ 1,883
Units Outstanding.......................................        239       127        21        14       385       216
Unit Value..............................................    $  6.53   $  8.75   $  6.71   $  8.16   $  6.57   $  8.72
Total Return............................................     (25.4%)   (12.5%)   (17.7%)   (18.4%)   (24.7%)   (12.8%)
Ratio of Net Investment Income to Average Net Assets....      (1.1%)    (1.5%)    (1.3%)    (1.6%)    (1.4%)    (1.6%)

SERIES IV POLICIES (d)
Net Assets..............................................    $    --   $    --   $    --   $    --   $    --   $    --
Units Outstanding.......................................         --        --        --        --        --        --
Unit Value..............................................    $    --   $    --   $    --   $    --   $    --   $    --
Total Return............................................         --        --        --        --        --        --
Ratio of Net Investment Income to Average Net Assets....         --        --        --        --        --        --

SERIES V POLICIES (e)
Net Assets..............................................    $    --   $    --   $    --   $    --   $    --   $    --
Units Outstanding.......................................         --        --        --        --        --        --
Unit Value..............................................    $    --   $    --   $    --   $    --   $    --   $    --
Total Return............................................         --        --        --        --        --        --
Ratio of Net Investment Income to Average Net Assets....         --        --        --        --        --        --

Not all investment divisions are available under all policies.

Annualized percentages are shown for Ratio of Net Investment Income to Average Net Assets for all investment divisions in all periods.

(a) Expenses as a percent of average net assets are 1.40%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(b) Expenses as a percent of average net assets are 1.55%, excluding expenses of the underlying funds, policy service charges and charges for transferring funds between investment divisions.
(c) Expenses as a percent of average net assets are 1.60%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(d) Expenses as a percent of average net assets are 1.45%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(e) Expenses as a percent of average net assets are 1.85%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------

                                                                                     DREYFUS IP
                                                CALVERT                              TECHNOLOGY
          AMSOUTH                                SOCIAL                                GROWTH
          MID CAP                               BALANCED                          (INITIAL SHARES)
    -------------------   ----------------------------------------------------   -------------------
      2002       2001       2002       2001       2000       1999       1998       2002       2001
    ------------------------------------------------------------------------------------------------
    $     --   $     --   $ 23,139   $ 27,380   $ 26,540   $ 18,487   $ 10,047   $  4,790   $  3,197
          --         --      1,627      1,668      1,484        987        594        815        325
    $     --   $     --   $  14.22   $  16.41   $  17.89   $  18.72   $  16.92   $   5.88   $   9.84
          --         --     (13.4%)     (8.3%)     (4.5%)     10.7%      14.7%     (40.3%)     (1.6%)
          --         --       1.3%       2.5%                                       (1.4%)     (1.4%)

    $     --   $     --   $    111   $     98   $    103   $     --   $     --   $    156   $     23
          --         --         15         11         11         --         --         22          2
    $     --   $     --   $   7.42   $   8.57   $   9.36   $     --   $     --   $   7.18   $  12.03
          --         --     (13.5%)     (8.4%)     (6.4%)        --         --     (40.3%)     20.3%
          --         --       1.5%       2.0%                                       (1.6%)     (1.6%)

    $    826   $    515   $  3,779   $  1,957   $    177   $     --   $     --   $  2,060   $    587
         146         70        524        235         19         --         --        344         58
    $   5.66   $   7.38   $   7.21   $   8.34   $   9.10   $     --   $     --   $   5.98   $  10.03
      (23.2%)    (26.2%)    (13.5%)     (8.4%)     (9.0%)        --         --     (40.4%)      0.3%
       (1.6%)     (1.6%)      2.5%       5.7%                                       (1.6%)     (1.6%)

    $     --   $     --   $    352   $     --   $     --   $     --   $     --   $    367   $     --
          --         --         38         --         --         --         --         51         --
    $     --   $     --   $   9.23   $     --   $     --   $     --   $     --   $   7.16   $     --
          --         --      (7.7%)        --         --         --         --     (28.4%)        --
          --         --       8.8%         --                                       (1.5%)        --

    $     --   $     --   $      5   $     --   $     --   $     --   $     --   $     --   $     --
          --         --          1         --         --         --         --         --         --
    $     --   $     --   $  10.08   $     --   $     --   $     --   $     --   $     --   $     --
          --         --       0.8%         --         --         --         --         --         --
          --         --      22.7%         --                                          --         --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------

                                                                             FIDELITY
                                                                               VIP
                                                                          CONTRAFUND(R)
                                                                         (INITIAL CLASS)
                                                       ----------------------------------------------------
                                                         2002       2001       2000       1999       1998
                                                       ----------------------------------------------------
SERIES I POLICIES (a)
Net Assets.........................................    $238,091   $279,422   $319,564   $245,305   $117,113
Units Outstanding..................................      16,358     17,160     16,983     12,004      7,022
Unit Value.........................................    $  14.56   $  16.28   $  18.82   $  20.44   $  16.68
Total Return.......................................      (10.6%)    (13.5%)     (7.9%)     22.5%      28.2%
Ratio of Net Investment Income to Average Net
  Assets...........................................       (0.6%)     (0.6%)

SERIES II POLICIES (b)
Net Assets.........................................    $    981   $    883   $    452   $     --   $     --
Units Outstanding..................................         128        103         46         --         --
Unit Value.........................................    $   7.66   $   8.58   $   9.93   $     --   $     --
Total Return.......................................      (10.7%)    (13.6%)     (0.7%)        --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................       (0.8%)     (1.0%)

SERIES III POLICIES (c)
Net Assets.........................................    $ 19,347   $  9,054   $  1,410   $     --   $     --
Units Outstanding..................................       2,627      1,097        147         --         --
Unit Value.........................................    $   7.37   $   8.26   $   9.56   $     --   $     --
Total Return.......................................      (10.8%)    (13.6%)     (4.4%)        --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................       (1.0%)     (1.3%)

SERIES IV POLICIES (d)
Net Assets.........................................    $  3,664   $     --   $     --   $     --   $     --
Units Outstanding..................................         425         --         --         --         --
Unit Value.........................................    $   8.63   $     --   $     --   $     --   $     --
Total Return.......................................      (13.7%)        --         --         --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................       (1.5%)        --

SERIES V POLICIES (e)
Net Assets.........................................    $     53   $     --   $     --   $     --   $     --
Units Outstanding..................................           5         --         --         --         --
Unit Value.........................................    $  10.30   $     --   $     --   $     --   $     --
Total Return.......................................        3.0%         --         --         --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................       (1.9%)        --

Not all investment divisions are available under all policies.

Annualized percentages are shown for Ratio of Net Investment Income to Average Net Assets for all investment divisions in all periods.

(a) Expenses as a percent of average net assets are 1.40%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(b) Expenses as a percent of average net assets are 1.55%, excluding expenses of the underlying funds, policy service charges and charges for transferring funds between investment divisions.
(c) Expenses as a percent of average net assets are 1.60%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(d) Expenses as a percent of average net assets are 1.45%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(e) Expenses as a percent of average net assets are 1.85%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------

                          FIDELITY
                            VIP                                                JANUS ASPEN
                       EQUITY-INCOME                                              SERIES
                      (INITIAL CLASS)                                            BALANCED
    ----------------------------------------------------   ----------------------------------------------------
      2002       2001       2000       1999       1998       2002       2001       2000       1999       1998
    -----------------------------------------------------------------------------------------------------------
    $144,348   $175,541   $158,987   $123,982   $ 84,984   $534,854   $607,299   $598,090   $338,125   $104,735
      11,548     11,501      9,762      8,139      5,850     31,372     32,862     30,425     16,575      6,418
    $  12.50   $  15.26   $  16.29   $  15.23   $  14.53   $  17.05   $  18.48   $  19.66   $  20.40   $  16.32
      (18.1%)     (6.3%)      6.9%       4.9%      10.1%      (7.7%)     (6.0%)     (3.6%)     25.0%      32.4%
        0.3%       0.2%                                        1.0%       1.3%

    $    626   $    529   $    286   $     --   $     --   $  2,506   $  2,538   $  1,636   $     --   $     --
          77         53         27         --         --        283        264        160         --         --
    $   8.15   $   9.97   $  10.65   $     --   $     --   $   8.85   $   9.61   $  10.24   $     --   $     --
      (18.2%)     (6.4%)      6.5%         --         --      (7.9%)     (6.2%)      2.4%         --         --
          --      (0.3%)                                       0.9%       1.4%

    $ 20,493   $ 12,157   $    275   $     --   $     --   $ 54,824   $ 26,039   $  2,842   $     --   $     --
       2,552      1,237         26         --         --      6,575      2,875        294         --         --
    $   8.03   $   9.83   $  10.51   $     --   $     --   $   8.34   $   9.06   $   9.65   $     --   $     --
      (18.3%)     (6.5%)      5.1%         --         --      (7.9%)     (6.1%)     (3.5%)        --         --
       (0.3%)     (1.4%)                                       1.5%       2.4%

    $  2,204   $     --   $     --   $     --   $     --   $  8,129   $     --   $     --   $     --   $     --
         270         --         --         --         --        884         --         --         --         --
    $   8.15   $     --   $     --   $     --   $     --   $   9.19   $     --   $     --   $     --   $     --
      (18.5%)        --         --         --         --      (8.1%)        --         --         --         --
       (1.5%)        --                                        4.2%         --

    $     72   $     --   $     --   $     --   $     --   $     82   $     --   $     --   $     --   $     --
           9         --         --         --         --          9         --         --         --         --
    $   8.24   $     --   $     --   $     --   $     --   $   9.57   $     --   $     --   $     --   $     --
      (17.6%)        --         --         --         --      (4.3%)        --         --         --         --
       (1.9%)        --                                        3.2%         --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------

                                                                         JANUS ASPEN
                                                                            SERIES
                                                                          WORLDWIDE
                                                                            GROWTH
                                                     ----------------------------------------------------
                                                       2002       2001       2000       1999       1998
                                                     ----------------------------------------------------
SERIES I POLICIES (a)
Net Assets.........................................  $250,712   $385,523   $506,390   $329,694   $124,614
Units Outstanding..................................    20,859     23,563     23,672     12,816      7,855
Unit Value.........................................  $  12.02   $  16.36   $  21.39   $  25.73   $  15.86
Total Return.......................................    (26.5%)    (23.5%)    (16.8%)     62.2%      27.1%
Ratio of Net Investment Income to Average Net
  Assets...........................................     (0.5%)     (0.9%)

SERIES II POLICIES (b)
Net Assets.........................................  $  1,024   $  1,111   $  1,165   $     --   $     --
Units Outstanding..................................       199        159        127         --         --
Unit Value.........................................  $   5.13   $   7.00   $   9.16   $     --   $     --
Total Return.......................................    (26.6%)    (23.6%)     (8.4%)        --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................     (0.9%)     (1.1%)

SERIES III POLICIES (c)
Net Assets.........................................  $ 13,227   $ 11,124   $  2,806   $     --   $     --
Units Outstanding..................................     2,806      1,730        333         --         --
Unit Value.........................................  $   4.71   $   6.43   $   8.42   $     --   $     --
Total Return.......................................    (26.7%)    (23.6%)    (15.8%)        --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................     (0.6%)     (0.9%)

SERIES IV POLICIES (d)
Net Assets.........................................  $  2,078   $     --   $     --   $     --   $     --
Units Outstanding..................................       267         --         --         --         --
Unit Value.........................................  $   7.79   $     --   $     --   $     --   $     --
Total Return.......................................    (22.1%)        --         --         --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................      1.0%         --

SERIES V POLICIES (e)
Net Assets.........................................  $     --   $     --   $     --   $     --   $     --
Units Outstanding..................................        --         --         --         --         --
Unit Value.........................................  $   9.96   $     --   $     --   $     --   $     --
Total Return.......................................     (0.4%)        --         --         --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................        --         --

Not all investment divisions are available under all policies.

Annualized percentages are shown for Ratio of Net Investment Income to Average Net Assets for all investment divisions in all periods.

(a) Expenses as a percent of average net assets are 1.40%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(b) Expenses as a percent of average net assets are 1.55%, excluding expenses of the underlying funds, policy service charges and charges for transferring funds between investment divisions.
(c) Expenses as a percent of average net assets are 1.60%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(d) Expenses as a percent of average net assets are 1.45%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(e) Expenses as a percent of average net assets are 1.85%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------

                           MFS(R)
                         INVESTORS                                                MFS(R)
                           TRUST                                                 RESEARCH
                           SERIES                                                 SERIES
    ----------------------------------------------------   ----------------------------------------------------
      2002       2001       2000       1999       1998       2002       2001       2000       1999       1998
    -----------------------------------------------------------------------------------------------------------
    $ 22,189   $ 29,963   $ 29,503   $ 18,732   $  4,598   $ 29,511   $ 46,896   $ 50,417   $ 13,236   $  2,729
       3,138      3,303      2,695      1,685        435      4,107      4,857      4,054        999        252
    $   7.07   $   9.07   $  10.95   $  11.12   $  10.57   $   7.19   $   9.66   $  12.44   $  13.25   $  10.83
      (22.1%)    (17.2%)     (1.5%)      5.2%       5.7%     (25.6%)    (22.4%)     (6.2%)     22.3%       8.3%
       (0.8%)     (0.9%)                                      (1.1%)     (1.4%)

    $    260   $    231   $    102   $     --   $     --   $    270   $    376   $    586   $     --   $     --
          41         29         11         --         --         53         55         66         --         --
    $   6.28   $   8.07   $   9.75   $     --   $     --   $   5.10   $   6.87   $   8.86   $     --   $     --
      (22.2%)    (17.2%)     (2.5%)        --         --     (25.7%)    (22.5%)    (11.4%)        --         --
       (1.0%)     (1.2%)                                      (1.3%)     (1.5%)

    $  4,309   $  4,146   $    305   $     --   $     --   $  4,401   $  5,269   $  1,516   $     --   $     --
         698        522         32         --         --        900        801        179         --         --
    $   6.18   $   7.94   $   9.60   $     --   $     --   $   4.89   $   6.58   $   8.49   $     --   $     --
      (22.2%)    (17.3%)     (4.0%)        --         --     (25.7%)    (22.5%)    (15.1%)        --         --
       (1.1%)     (1.4%)                                      (1.3%)     (1.6%)

    $    463   $     --   $     --   $     --   $     --   $    357   $     --   $     --   $     --   $     --
          57         --         --         --         --         45         --         --         --         --
    $   8.14   $     --   $     --   $     --   $     --   $   7.89   $     --   $     --   $     --   $     --
      (18.6%)        --         --         --         --     (21.1%)        --         --         --         --
       (1.5%)        --                                       (1.5%)        --

    $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --
          --         --         --         --         --         --         --         --         --         --
    $     --   $     --   $     --   $     --   $     --   $   9.65   $     --   $     --   $     --   $     --
          --         --         --         --         --      (3.5%)        --         --         --         --
          --         --                                       (1.9%)        --


           MFS(R)
          UTILITIES
           SERIES
     -------------------
       2002       2001
     -------------------
     $    299   $    135
           45         15
     $   6.72   $   8.83
       (23.8%)    (11.7%)
         1.0%      (1.4%)
     $     10   $     --
            1         --
     $   7.93   $  10.43
       (23.9%)      4.3%
        (1.2%)     (1.6%)
     $    390   $    258
           62         31
     $   6.35   $   8.35
       (24.0%)    (16.5%)
         1.4%      (1.6%)
     $     41   $     --
            4         --
     $  10.18   $     --
         1.8%         --
        (1.5%)        --
     $     --   $     --
           --         --
     $     --   $     --
           --         --
           --         --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------

                                                            NEUBERGER
                                                             BERMAN
                                                               AMT                              T. ROWE PRICE
                                                             MID-CAP                                EQUITY
                                                             GROWTH                                 INCOME
                                                       -------------------   ----------------------------------------------------
                                                         2002       2001       2002       2001       2000       1999       1998
                                                       --------------------------------------------------------------------------
SERIES I POLICIES (a)
Net Assets.........................................    $  1,673   $    464   $ 89,634   $ 85,476   $ 42,484   $ 24,724   $ 10,082
Units Outstanding..................................         249         48      9,056      7,398      3,679      2,387        995
Unit Value.........................................    $   6.72   $   9.64   $   9.90   $  11.55   $  11.55   $  10.36   $  10.13
Total Return.......................................      (30.3%)     (3.6%)    (14.3%)        --      11.5%       2.3%       1.3%
Ratio of Net Investment Income to Average Net
  Assets...........................................       (1.4%)     (1.4%)      0.3%       0.2%

SERIES II POLICIES (b)
Net Assets.........................................    $     26   $      1   $  1,044   $    902   $    146   $     --   $     --
Units Outstanding..................................           4         --        110         81         13         --         --
Unit Value.........................................    $   6.94   $   9.98   $   9.47   $  11.07   $  11.08   $     --   $     --
Total Return.......................................      (30.4%)     (0.2%)    (14.5%)        --      10.8%         --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................       (1.6%)     (1.6%)      0.1%         --

SERIES III POLICIES (c)
Net Assets.........................................    $  1,192   $    184   $ 22,371   $  9,712   $     98   $     --   $     --
Units Outstanding..................................         171         18      2,412        895          9         --         --
Unit Value.........................................    $   6.99   $  10.05   $   9.27   $  10.85   $  10.86   $     --   $     --
Total Return.......................................      (30.5%)      0.5%     (14.5%)        --       8.6%         --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................       (1.6%)     (1.6%)      0.3%       0.3%

SERIES IV POLICIES (d)
Net Assets.........................................    $    156   $     --   $  3,453   $     --   $     --   $     --   $     --
Units Outstanding..................................          16         --        420         --         --         --         --
Unit Value.........................................    $   9.68   $     --   $   8.22   $     --   $     --   $     --   $     --
Total Return.......................................       (3.2%)        --     (17.8%)        --         --         --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................       (1.5%)        --       1.6%         --

SERIES V POLICIES (e)
Net Assets.........................................    $     --   $     --   $    117   $     --   $     --   $     --   $     --
Units Outstanding..................................          --         --         14         --         --         --         --
Unit Value.........................................    $   9.42   $     --   $   8.41   $     --   $     --   $     --   $     --
Total Return.......................................       (5.8%)        --     (15.9%)        --         --         --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................       (1.9%)        --       0.8%         --

Not all investment divisions are available under all policies.

Annualized percentages are shown for Ratio of Net Investment Income to Average Net Assets for all investment divisions in all periods.

(a) Expenses as a percent of average net assets are 1.40%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(b) Expenses as a percent of average net assets are 1.55%, excluding expenses of the underlying funds, policy service charges and charges for transferring funds between investment divisions.
(c) Expenses as a percent of average net assets are 1.60%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(d) Expenses as a percent of average net assets are 1.45%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(e) Expenses as a percent of average net assets are 1.85%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------

                        VAN ECK                                         VAN KAMPEN
                       WORLDWIDE                                            UIF
                         HARD                                        EMERGING MARKETS
                        ASSETS                                            EQUITY
    -----------------------------------------------   -----------------------------------------------
     2002      2001      2000      1999      1998      2002      2001      2000      1999      1998
    -------------------------------------------------------------------------------------------------
    $ 6,351   $ 3,510   $ 4,929   $ 2,066   $   424   $22,764   $25,016   $28,721   $23,677   $ 6,216
        714       378       469       216        53     3,213     3,172     3,358     1,659       841
    $  8.89   $  9.28   $ 10.51   $  9.57   $  8.02   $  7.09   $  7.89   $  8.55   $ 14.27   $  7.40
      (4.2%)   (11.7%)     9.9%     19.3%    (19.8%)   (10.2%)    (7.7%)   (40.1%)    93.0%    (25.2%)
      (0.9%)       --                                   (1.4%)    (1.4%)

    $    49   $    29   $    25   $    --   $    --   $   109   $ 5,828   $    38   $    --   $    --
          6         3         2        --        --        21     1,019         6        --        --
    $  8.83   $  9.24   $ 10.48   $    --   $    --   $  5.12   $  5.72   $  6.21   $    --   $    --
      (4.3%)   (11.8%)     4.8%        --        --    (10.4%)    (7.9%)   (37.9%)       --        --
      (1.3%)     2.2%                                   (1.6%)    (1.6%)

    $ 2,229   $   238   $    53   $    --   $    --   $ 2,432   $   594   $    54   $    --   $    --
        249        25         5        --        --       408        89         7        --        --
    $  8.96   $  9.37   $ 10.63   $    --   $    --   $  5.96   $  6.64   $  7.22   $    --   $    --
      (4.4%)   (11.9%)     6.3%        --        --    (10.3%)    (8.0%)   (27.8%)       --        --
      (1.4%)    (0.5%)                                  (1.6%)    (1.6%)

    $   326   $    --   $    --   $    --   $    --   $   456   $    --   $    --   $    --   $    --
         39        --        --        --        --        58        --        --        --        --
    $  8.42   $    --   $    --   $    --   $    --   $  7.88   $    --   $    --   $    --   $    --
     (15.8%)       --        --        --        --    (21.2%)       --        --        --        --
      (1.5%)       --                                   (1.5%)       --

    $    --   $    --   $    --   $    --   $    --   $    --   $    --   $    --   $    --   $    --
         --        --        --        --        --        --        --        --        --        --
    $    --   $    --   $    --   $    --   $    --   $    --   $    --   $    --   $    --   $    --
         --        --        --        --        --        --        --        --        --        --
         --        --                                      --        --

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------
To the Board of Directors of New York Life Insurance and
Annuity Corporation and the Variable Annuity Separate Account-III Policyowners:

In our opinion, the accompanying statement of assets and liabilities and the related statement of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the MainStay VP Bond, MainStay VP Capital Appreciation, MainStay VP Cash Management, MainStay VP Convertible, MainStay VP Equity Income, MainStay VP Government, MainStay VP Growth Equity, MainStay VP High Yield Corporate Bond, MainStay VP Indexed Equity, MainStay VP International Equity, MainStay VP Mid Cap Core, MainStay VP Mid Cap Growth, MainStay VP Small Cap Growth, MainStay VP Total Return, MainStay VP Value, MainStay VP American Century Income and Growth, MainStay VP Dreyfus Large Company Value, MainStay VP Eagle Asset Management Growth Equity, MainStay VP Lord Abbett Developing Growth, Alger American Small Capitalization, AmSouth Enhanced Market, AmSouth International Equity, AmSouth Large Cap, AmSouth Mid Cap, Calvert Social Balanced, Dreyfus IP Technology Growth (Initial Shares), Fidelity VIP Contrafund(R) (Initial Class), Fidelity VIP Equity-Income (Initial Class), Janus Aspen Series Balanced, Janus Aspen Series Worldwide Growth, MFS(R) Investors Trust Series (formerly, "MFS(R) Growth With Income Series"), MFS(R) Research Series, MFS(R) Utilities Series, Neuberger Berman AMT Mid-Cap Growth, T. Rowe Price Equity Income, Van Eck Worldwide Hard Assets and Van Kampen UIF Emerging Markets Equity (formerly, "Morgan Stanley UIF Emerging Markets Equity") Investment Divisions (constituting the NYLIAC Variable Annuity Separate Account-III) at December 31, 2002, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2002 by correspondence with the funds, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
February 20, 2003

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                              FINANCIAL STATEMENTS
                           DECEMBER 31, 2002 AND 2001

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                                 BALANCE SHEET

                                                                 DECEMBER 31,
                                                              ------------------
                                                               2002       2001
                                                              -------    -------
                                                                (IN MILLIONS)
ASSETS
Fixed maturities
  Available for sale, at fair value                           $24,515    $19,657
Equity securities
  Available for sale, at fair value                                70         95
Mortgage loans                                                  2,389      2,138
Policy loans                                                      577        575
Other investments                                                 739        917
                                                              -------    -------
     Total investments                                         28,290     23,382

Cash and cash equivalents                                       1,362        790
Deferred policy acquisition costs                               1,781      1,887
Interest in annuity contracts                                   2,958      2,512
Other assets                                                    1,440        518
Separate account assets                                         9,245     10,418
                                                              -------    -------
     Total assets                                             $45,076    $39,507
                                                              =======    =======
LIABILITIES AND STOCKHOLDER'S EQUITY
Policyholders' account balances                               $25,260    $20,949
Future policy benefits                                            967        678
Policy claims                                                     103        107
Obligations under structured settlement agreements              2,958      2,512
Other liabilities                                               3,280      2,177
Separate account liabilities                                    9,154     10,339
                                                              -------    -------
     Total liabilities                                         41,722     36,762
                                                              -------    -------

STOCKHOLDER'S EQUITY
Capital stock -- par value $10,000
  (20,000 shares authorized, 2,500 issued and outstanding)         25         25
Additional paid in capital                                        910        780
Accumulated other comprehensive income                            451        104
Retained earnings                                               1,968      1,836
                                                              -------    -------
     Total stockholder's equity                                 3,354      2,745
                                                              -------    -------
     Total liabilities and stockholder's equity               $45,076    $39,507
                                                              =======    =======

                See accompanying notes to financial statements.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                              STATEMENT OF INCOME

                                                               YEAR ENDED DECEMBER 31,
                                                              --------------------------
                                                               2002      2001      2000
                                                              ------    ------    ------
                                                                    (IN MILLIONS)
REVENUES
  Premiums                                                    $  144    $  235    $  144
  Fees -- universal life and annuity policies                    546       509       530
  Net investment income                                        1,647     1,452     1,315
  Net investment losses                                          (49)      (50)      (39)
  Other income                                                    16         9        10
                                                              ------    ------    ------
     Total revenues                                            2,304     2,155     1,960
                                                              ------    ------    ------
EXPENSES
  Interest credited to policyholders' account balances         1,280     1,133       971
  Policyholder benefits                                          305       354       330
  Operating expenses                                             554       536       503
                                                              ------    ------    ------
     Total expenses                                            2,139     2,023     1,804
                                                              ------    ------    ------
Income before income taxes and cumulative effect of a change in
  accounting principle                                           165       132       156
Income tax (benefit)/expense                                      (1)       31        53
                                                              ------    ------    ------
Income before cumulative effect of a change in accounting
  principle                                                      166       101       103
Cumulative effect of a change in accounting principle (net
  of income tax expense of $8 million)                            --        14        --
                                                              ------    ------    ------
NET INCOME                                                    $  166    $  115    $  103
                                                              ======    ======    ======

                See accompanying notes to financial statements.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                       STATEMENT OF STOCKHOLDER'S EQUITY
                   YEARS ENDED DECEMBER 31, 2002, 2001, 2000

                                                                                    ACCUMULATED
                                                         ADDITIONAL                    OTHER            TOTAL
                                              CAPITAL     PAID IN      RETAINED    COMPREHENSIVE    STOCKHOLDER'S
                                               STOCK      CAPITAL      EARNINGS    INCOME (LOSS)       EQUITY
                                              -------    ----------    --------    -------------    -------------
BALANCE AT JANUARY 1, 2000                      $25         $480        $1,618         $(191)          $1,932
Comprehensive income:
  Net income                                                               103                            103
     Other comprehensive income, net of tax:
       Unrealized investment gains, net of
          related offsets, reclassification
          adjustments and income taxes                                                   160              160
                                                                                                       ------
Total comprehensive income                                                                                263
                                                ---         ----        ------         -----           ------
BALANCE AT DECEMBER 31, 2000                     25          480         1,721           (31)           2,195
Comprehensive income:
  Net income                                                               115                            115
     Cumulative effect of a change in
       accounting principle, net of tax                                                   (2)              (2)
     Unrealized investment gains, net of
       related offsets, reclassification
       adjustments and income taxes                                                      137              137
                                                                                                       ------
  Other comprehensive income                                                                              135
                                                                                                       ------
Total comprehensive income                                                                                250
  Capital contribution                                       300                                          300
                                                ---         ----        ------         -----           ------
BALANCE AT DECEMBER 31, 2001                     25          780         1,836           104            2,745
Comprehensive income:
  Net income                                                               166                            166
     Unrealized investment gains, net of
       related offsets, reclassification
       adjustments and income taxes                                                      350              350
                                                                                                       ------
  Other comprehensive income                                                                              350
                                                                                                       ------
Total comprehensive income                                                                                516
  Capital contribution                                       130                                          130
  Transfer of Taiwan branch net assets to
     an affiliated company (See Note 12 --
     Related Party Transactions)                                           (34)           (3)             (37)
                                                ---         ----        ------         -----           ------
BALANCE AT DECEMBER 31, 2002                    $25         $910        $1,968         $ 451           $3,354
                                                ===         ====        ======         =====           ======

                See accompanying notes to financial statements.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                            STATEMENT OF CASH FLOWS

                                                                  YEAR ENDED DECEMBER 31,
                                                              --------------------------------
                                                                2002        2001        2000
                                                              --------    --------    --------
                                                                       (IN MILLIONS)
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income                                                  $    166    $    115    $    103
  Adjustments to reconcile net income to net cash provided
     by operating activities:
     Depreciation and amortization                                 (12)        (36)        (21)
     Net capitalization of deferred policy acquisition costs      (441)       (380)       (304)
     Annuity and universal life fees                              (257)       (227)       (233)
     Interest credited to policyholders' account balances        1,292       1,133         971
     Net investment losses                                          49          50          39
     Deferred income taxes                                          (1)         21          54
     Cumulative effect of a change in accounting principle          --         (14)         --
     (Increase) decrease in:
       Net separate accounts assets and liabilities                 --         (35)         22
       Other assets and other liabilities                          112          98         (64)
       Trading securities                                           29          --          --
     Increase (decrease) in:
       Policy claims                                                (4)         34           4
       Future policy benefits                                      170         186         147
                                                              --------    --------    --------
          NET CASH PROVIDED BY OPERATING ACTIVITIES              1,103         945         718
                                                              --------    --------    --------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Proceeds from:
     Sale of available for sale fixed maturities                24,951      28,757       8,161
     Maturity of available for sale fixed maturities             1,090       1,902       1,497
     Maturity of held to maturity fixed maturities                  --          --          73
     Sale of equity securities                                      38         109          74
     Repayment of mortgage loans                                   466         322         354
     Sale of other investments                                     206          58          65
  Cost of:
     Available for sale fixed maturities acquired              (30,915)    (33,811)    (11,031)
     Held to maturity fixed maturities acquired                     --          --         (17)
     Equity securities acquired                                    (66)       (112)       (113)
     Mortgage loans acquired                                      (791)       (469)       (439)
     Other investments acquired                                    (21)       (715)       (216)
  Policy loans (net)                                               (27)        (32)        (33)
  Increase (decrease) in loaned securities                         747          23         422
  Securities sold under agreements to repurchase (net)             514         153        (488)
                                                              --------    --------    --------
          NET CASH USED IN INVESTING ACTIVITIES                 (3,808)     (3,815)     (1,691)
                                                              --------    --------    --------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Policyholders' account balances:
     Deposits                                                    5,351       4,525       2,000
     Withdrawals                                                (1,501)     (1,396)     (1,026)
     Net transfers from (to) the separate accounts                (585)       (536)       (318)
  Transfer of Taiwan branch cash to an affiliated company         (116)         --          --
  Capital contribution received from parent                        130         300          --
                                                              --------    --------    --------
          NET CASH PROVIDED BY FINANCING ACTIVITIES              3,279       2,893         656
                                                              --------    --------    --------
  Effect of exchange rate changes on cash and cash
     equivalents                                                    (2)         --          (3)
                                                              --------    --------    --------
Net increase (decrease) in cash and cash equivalents               572          23        (320)
                                                              --------    --------    --------
Cash and cash equivalents, beginning of year                       790         767       1,087
                                                              --------    --------    --------
CASH AND CASH EQUIVALENTS, END OF YEAR                        $  1,362    $    790    $    767
                                                              ========    ========    ========

                See accompanying notes to financial statements.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                         NOTES TO FINANCIAL STATEMENTS

                        DECEMBER 31, 2002, 2001 AND 2000

NOTE 1 -- NATURE OF OPERATIONS

     New York Life Insurance and Annuity Corporation ("NYLIAC" or the "Company") is a direct, wholly owned subsidiary of New York Life Insurance Company ("New York Life"), domiciled in the State of Delaware. NYLIAC offers a wide variety of interest sensitive and variable insurance and annuity products to a large cross section of the insurance market. NYLIAC markets its products in all 50 of the United States, and the District of Columbia, primarily through its agency force with certain products also marketed through independent brokers and brokerage general agents. Prior to July 1, 2002, the Company also had marketed individual life insurance through its branch office and agency force in Taiwan. On July 1, 2002, the branch office was transferred to an affiliated company, as described in Note 12 -- Related Party Transactions.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION

     The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements of life insurance enterprises requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results may differ from estimates.

     Certain amounts in prior years have been reclassified to conform to the current year presentation. These reclassifications had no effect on net income or stockholder's equity as previously reported.

INVESTMENTS

     Fixed maturity investments classified as available for sale are reported at fair value. Unrealized gains and losses on available for sale securities are reported in other comprehensive income, net of deferred taxes and certain deferred acquisition cost and policyholder account balance offsets. Significant changes in future anticipated cash flows on mortgage and asset-backed securities from the original purchase assumptions are accounted for using the retrospective adjustment method.

     Equity securities are carried at fair value. For equity securities classified as available for sale, unrealized gains and losses are reflected in other comprehensive income, net of deferred taxes and certain deferred acquisition cost and policyholder account balance offsets.

     The cost basis of fixed maturities and equity securities are adjusted for impairments in value deemed to be other than temporary, with the associated realized loss reported in net investment gains and losses in the accompanying Statement of Income. Factors considered in evaluating whether a decline in value is other than temporary include: 1) whether the decline is substantial; 2) the Company's ability and intent to retain the investment for the period of time sufficient to allow for an anticipated recovery in value; 3) the duration and extent to which the fair value has been less than cost; and 4) the financial condition and near-term prospects of the issuer.

     Mortgage loans on real estate are carried at unpaid principal balance, net of discount/premium and valuation allowances, and are secured. Specific valuation allowances are established for the excess carrying value of the mortgage loan over its estimated fair value, when it is probable that, based on current information and events, the company will be unable to collect all amounts due under the contractual terms of the loan agreement. These specific valuation allowances are based upon the present value of expected future cash flows discounted at the loan's original effective interest rate or the fair value of the collateral. The Company also has a general valuation allowance for estimated future credit losses on currently performing mortgages. The general valuation allowance is based on historical loss experience for the mortgage loan portfolio.

     Policy loans are stated at the aggregate balance due, which approximates fair value since loans on policies have no defined maturity date and reduce amounts payable at death or surrender.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

INVESTMENTS -- (CONTINUED)

     Other investments consist primarily of investments in limited partnerships and limited liability companies, investment real estate and derivatives. Limited partnerships and limited liability companies are carried on the equity method of accounting. Investment real estate, which NYLIAC has the intent to hold for the production of income, is carried at depreciated cost net of write-downs for other than temporary declines in fair value. Properties held for sale are carried at the lower of cost or fair value less estimated selling costs. Derivative financial instruments are accounted for at fair value. The treatment of changes in the fair value of derivatives depends on the character of the transaction, including whether it has been designated and qualifies as part of a hedging relationship, as discussed in Note 10 -- Derivative Financial Instruments and Risk Management.

     Cash equivalents include investments that have original maturities of three months or less at date of purchase and are carried at amortized cost, which approximates fair value.

     Short-term investments that have maturities between three and twelve months at date of purchase are included in fixed maturities on the accompanying Balance Sheet and are carried at amortized cost, which approximates fair value.

     Net investment gains (losses) on sales are computed using the specific identification method.

DEFERRED POLICY ACQUISITION COSTS

     The costs of acquiring new and maintaining renewal business and certain costs of issuing policies that vary with and are primarily related to the production of new and renewal business have been deferred and recorded as an asset in the accompanying Balance Sheet. These consist primarily of commissions, certain expenses of underwriting and issuing contracts, and certain agency expenses.

     Acquisition costs for annuity and universal life contracts are amortized in proportion to estimated gross profits over the effective life of the contracts, which is assumed to be 25 years for universal life contracts and 15 years for annuities. Changes in assumptions are reflected in the current year's amortization. The carrying amount of the deferred policy acquisition cost asset is adjusted at each balance sheet date as if the unrealized gains or losses on investments associated with these insurance contracts had been realized and included in the gross profits used to determine current period amortization. The increase or decrease in the deferred policy acquisition cost asset due to unrealized gains or losses is recorded in other comprehensive income.

POLICYHOLDERS' ACCOUNT BALANCES

     Policyholders' account balances on annuity and universal life contracts are equal to cumulative deposits plus interest credited less withdrawals and mortality and expense charges. This liability also includes a liability for amounts that have been assessed to compensate the insurer for services to be performed over future periods.

RECOGNITION OF INCOME AND RELATED EXPENSES

     Amounts received under annuity and universal life contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of amounts assessed during the period for mortality and expense risk, policy administration and surrender charges. Amounts previously assessed to compensate the Company for services to be performed over future periods are deferred and recognized into income in the period benefited using the same assumptions and factors used to amortize deferred policy acquisition costs. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholders' account balances.

     Premiums from whole life and term policies are recognized as income when due. The associated benefits and expenses are matched with income so as to result in the recognition of profits over the life of the contracts. This is accomplished by providing for liabilities for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

FEDERAL INCOME TAXES

     NYLIAC is a member of a group that files a consolidated federal income tax return with New York Life. The consolidated income tax provision or benefit is allocated among the members of the group in accordance with a tax allocation agreement. The tax allocation agreement provides that NYLIAC is allocated its share of the consolidated tax provision or benefit determined generally on a separate company basis. Current federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year and any adjustments to such estimates from prior years. Deferred income tax assets and liabilities are recognized for the future tax consequence of temporary differences between financial statement carrying amounts and income tax bases of assets and liabilities.

SEPARATE ACCOUNTS

     NYLIAC has established non-guaranteed, guaranteed and registered separate accounts with varying investment objectives, which are segregated from NYLIAC's general account, and are maintained for the benefit of separate account policyholders and NYLIAC. Separate account assets are stated at fair value. The liability for separate accounts represents policyholders' interests in the separate account assets. For its separate accounts funding variable life and annuity products, these liabilities include accumulated net investment income and realized and unrealized gains and losses on those assets, and generally reflect fair value. For its guaranteed, non-registered separate account, the liability includes interest credited to the policies.

FAIR VALUES OF FINANCIAL INSTRUMENTS

     Fair values of various assets and liabilities are included throughout the notes to the financial statements. Specifically, fair value disclosure of fixed maturities, short-term investments, cash equivalents, equity securities and mortgage loans are reported in Note 2 -- Significant Accounting Policies and
Note 3 -- Investments. Fair values of policyholders' account balances are reported in Note 5 -- Insurance Liabilities. Fair values of repurchase agreements are included in Note 11 -- Commitments and Contingencies.

CONTINGENCIES

     Amounts related to contingencies are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, includes these costs in the accrual.

BUSINESS RISKS AND UNCERTAINTIES

     The Company's investment portfolio consists principally of fixed income securities as well as mortgage loans, policy loans, limited partnerships, and preferred and common stocks. The fair value of the Company's investments varies depending on economic and market conditions and the interest rate environment. For example, if interest rates rise, the securities in the Company's fixed-income portfolio generally will decrease in value. If interest rates decline, the securities in the fixed-income portfolio generally will increase in value.

     For various reasons, the Company may, from time to time, be required to sell certain investments at a price and a time when their fair value is less than their book value. In addition, mortgage loans, many of which have balloon payment maturities, are generally illiquid and carry a greater risk of investment losses than investment grade fixed maturities. Furthermore, in periods of declining interest rates, bond calls and mortgage prepayments generally increase, resulting in reinvestment at then current market rates.

     Changes in interest rates can have significant effects on the Company's profitability. Under certain circumstances of interest rate volatility, the Company is exposed to disintermediation risk and reduction in net interest spread or profit margins. The fair value of the Company's invested assets fluctuates depending on market and other general economic conditions and the interest rate environment. In addition, mortgage prepayments, life insurance and annuity surrenders and bond calls are affected by interest rate fluctuations. Although management of the Company employs a number of asset/liability management strategies to

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

BUSINESS RISKS AND UNCERTAINTIES -- (CONTINUED)

minimize the effects of interest rate volatility, no assurance can be given that it will be successful in managing the effects of such volatility and that such volatility will not have a material adverse impact on the Company's financial condition and results of operation.

     Although the federal government does not directly regulate the business of insurance, federal legislation and administrative policies in several areas, including financial services regulation and federal taxation, can significantly and adversely affect the insurance industry and the Company. The Company is unable to predict whether any of these changes will be made, whether any such administrative or legislative proposals will be adopted in the future, or the effect, if any, any such proposals would have on the Company.

     The development of policy reserves and deferred policy acquisition costs for NYLIAC's products requires management to make estimates and assumptions regarding mortality, morbidity, lapse, expense and investment experience. Such estimates are primarily based on historical experience and future expectations of mortality, morbidity, expense, persistency and investment assumptions. Actual results could differ from those estimates. Management monitors actual experience, and where circumstances warrant, revises its assumptions and the related estimates for policy reserves and deferred policy acquisition costs.

     NYLIAC issues certain variable products with various types of guaranteed minimum death benefit features. NYLIAC currently reserves for expected payments resulting from these features. NYLIAC bears the risk that payments may be higher than expected as a result of significant, sustained downturns in the stock market. The Company also bears the risk that additional reserves may be required if partial surrender activity increases significantly during the period when account values are less than guaranteed amounts.

     As a subsidiary of a mutual life insurance company, the Company is subject to a tax on its equity base ("EBT"). The EBT has been suspended for 3 years beginning with the 2001 tax year (see Note 8 -- Federal Income Taxes). As a result of the suspension, in 2002 the Company released the prior accrual held for the EBT. In the absence of legislation extending the suspension or eliminating this tax, the Company would be subject to this tax beginning in 2004. There can be no assurance whether or when any such legislation will be enacted or what impact a failure to extend the suspension or eliminate the tax would have on the Company's tax liability.

RECENT ACCOUNTING PRONOUNCEMENTS

     Effective January 1, 2001, NYLIAC adopted Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities," ("SFAS 133") as amended by Statement of Financial Accounting Standards No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities -- an Amendment to FASB Statement No. 133," ("SFAS 138"). SFAS 133 and SFAS 138 established new accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities. SFAS 133 requires that all derivatives be recorded on the balance sheet at their fair value. The treatment of changes in the fair value of derivatives depends on the character of the transaction, including whether it has been designated and qualifies as part of a hedging relationship, as discussed in Note 10. The cumulative effect of the adoption of SFAS 133 and SFAS 138, as of January 1, 2001, resulted in a $14 million decrease in other comprehensive income with a corresponding increase of $14 million in net income, net of taxes. Upon its adoption of SFAS No.133, NYLIAC reclassified $646 million of held-to-maturity securities as available-for-sale. This reclassification resulted in an after-tax cumulative effect adjustment of $12 million increasing other comprehensive income, representing the after-tax unrealized gain on these securities at January 1, 2001. The net impact on other comprehensive income of these adjustments was a decrease of $2 million, after tax.

NOTE 3 -- INVESTMENTS

FIXED MATURITIES

     For publicly traded fixed maturities, estimated fair value is determined using quoted market prices. For fixed maturities without a readily ascertainable fair value, the Company has determined an estimated fair value using either a discounted cash flow approach, broker dealer quotations or management's pricing model.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

FIXED MATURITIES -- (CONTINUED)

     At December 31, 2002 and 2001, the maturity distribution of fixed maturities was as follows (in millions). Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                              2002                       2001
                                                     -----------------------    -----------------------
                                                     AMORTIZED    ESTIMATED     AMORTIZED    ESTIMATED
AVAILABLE FOR SALE                                     COST       FAIR VALUE      COST       FAIR VALUE
------------------                                   ---------    ----------    ---------    ----------
Due in one year or less                               $   607      $   616       $   628      $   639
Due after one year through five years                   4,211        4,411         3,736        3,838
Due after five years through ten years                  6,709        7,088         5,060        5,088
Due after ten years                                     3,090        3,289         3,267        3,277
Mortgage and asset-backed securities:
  U.S. Government or U.S. Government agency             1,398        1,503         1,047        1,085
  Other mortgage-backed securities                      5,119        5,434         4,337        4,415
  Other asset-backed securities                         2,102        2,174         1,307        1,315
                                                      -------      -------       -------      -------
     Total Available for Sale                         $23,236      $24,515       $19,382      $19,657
                                                      =======      =======       =======      =======

     At December 31, 2002 and 2001, the distribution of gross unrealized gains and losses on investments in fixed maturities was as follows (in millions):

                                                                           2002
                                                    ---------------------------------------------------
                                                    AMORTIZED    UNREALIZED    UNREALIZED    ESTIMATED
AVAILABLE FOR SALE                                    COST         GAINS         LOSSES      FAIR VALUE
------------------                                  ---------    ----------    ----------    ----------
U.S. Treasury and U.S. Government
  corporations and agencies                          $ 1,022       $   48         $  1        $ 1,069
U.S. agencies, state and municipal                       376           58           --            434
Foreign governments                                      105           11           --            116
Corporate                                             14,512        1,025          249         15,288
Other mortgage-backed securities                       5,119          316            1          5,434
Other asset-backed securities                          2,102           94           22          2,174
                                                     -------       ------         ----        -------
     Total Available for Sale                        $23,236       $1,552         $273        $24,515
                                                     =======       ======         ====        =======

                                                                           2001
                                                    ---------------------------------------------------
                                                    AMORTIZED    UNREALIZED    UNREALIZED    ESTIMATED
AVAILABLE FOR SALE                                    COST         GAINS         LOSSES      FAIR VALUE
------------------                                  ---------    ----------    ----------    ----------
U.S. Treasury and U.S. Government
  corporations and agencies                          $   773        $ 22          $  4        $   791
U.S. agencies, state and municipal                       274          20            --            294
Foreign governments                                      110           3             1            112
Corporate                                             12,581         380           231         12,730
Other mortgage-backed securities                       4,337         100            22          4,415
Other asset-backed securities                          1,307          30            22          1,315
                                                     -------        ----          ----        -------
     Total Available for Sale                        $19,382        $555          $280        $19,657
                                                     =======        ====          ====        =======

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

EQUITY SECURITIES

     Estimated fair value of equity securities has been determined using quoted market prices for publicly traded securities and a matrix pricing model for private placement securities. At December 31, 2002 and 2001, the distribution of gross unrealized gains and losses on equity securities was as follows (in millions):

                  UNREALIZED    UNREALIZED    ESTIMATED
          COST      GAINS         LOSSES      FAIR VALUE
          ----    ----------    ----------    ----------
  2002    $ 81      $  --          $11           $70
  2001    $103      $   6          $14           $95

MORTGAGE LOANS

     NYLIAC's mortgage loans are diversified by property type, location and borrower, and are collateralized by the related property.

     The fair value of the mortgage loan portfolio at December 31, 2002 and 2001 is estimated to be $2,614 million and $2,227 million, respectively. Fair value is determined by discounting the projected cash flows for each loan to determine the current net present value. The discount rate used approximates the current rate for new mortgages with comparable characteristics and similar remaining maturities.

     At December 31, 2002 and 2001, contractual commitments to extend credit under commercial and residential mortgage loan agreements amounted to $60 million and $27 million at fixed and floating interest rates ranging from 3.7% to 8.5% and from 6.6% to 8.5%, respectively. These commitments are diversified by property type and geographic region.

     NYLIAC accrues interest income on problem loans to the extent it is deemed collectible and the loan continues to perform under its original or restructured contractual terms. Interest income on impaired loans is recognized on a cash basis. Cash payments on loans in the process of foreclosure are treated as a return of principal.

     At December 31, 2002 and 2001, the distribution of the mortgage loan portfolio by property type and geographic region was as follows (in millions):

                                           2002                 2001
                                     -----------------    -----------------
                                     CARRYING    % OF     CARRYING    % OF
                                      VALUE      TOTAL     VALUE      TOTAL
                                     --------    -----    --------    -----
Property Type:
  Office buildings                    $  855      35.8%    $  776      36.3%
  Retail                                 397      16.6%       394      18.4%
  Apartment buildings                    258      10.8%       194       9.1%
  Residential                            604      25.3%       494      23.1%
  Other                                  275      11.5%       280      13.1%
                                      ------     -----     ------     -----
     Total                            $2,389     100.0%    $2,138     100.0%
                                      ======     =====     ======     =====
Geographic Region:
  Central                             $  606      25.4%    $  573      26.8%
  Pacific                                474      19.8%       329      15.4%
  Middle Atlantic                        486      20.3%       469      21.9%
  South Atlantic                         654      27.4%       528      24.7%
  New England                            169       7.1%       170       8.0%
  Other                                   --        --         69       3.2%
                                      ------     -----     ------     -----
     Total                            $2,389     100.0%    $2,138     100.0%
                                      ======     =====     ======     =====

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

OTHER INVESTMENTS

     The components of other investments as of December 31, 2002 and 2001 were as follows (in millions):

                                                           2002    2001
                                                           ----    ----
Limited liability company                                  $675    $873
Limited partnerships                                         17      14
Real estate                                                  17      18
Derivatives                                                  26       4
Other                                                         4       8
                                                           ----    ----
     Total other investments                               $739    $917
                                                           ====    ====

     Accumulated depreciation on real estate at both December 31, 2002 and 2001 was $5 million. Depreciation expense totaled $1 million for each year ended December 31, 2002, 2001 and 2000.

RESTRICTED ASSETS AND SPECIAL DEPOSITS

     Assets of $3 million and $14 million at December 31, 2002 and 2001, respectively, were on deposit with Governmental authorities or trustees as required by certain insurance laws and are included in available for sale fixed maturities on the accompanying Balance Sheet.

NOTE 4 -- INVESTMENT INCOME AND CAPITAL GAINS AND LOSSES

     The components of net investment income for the years ended December 31, 2002, 2001 and 2000, were as follows (in millions):

                                              2002      2001      2000
                                             ------    ------    ------
Fixed maturities                             $1,448    $1,238    $1,121
Equity securities                                 3         6         7
Mortgage loans                                  170       155       147
Policy loans                                     45        47        46
Other investments                                30        45        26
                                             ------    ------    ------
  Gross investment income                     1,696     1,491     1,347
Investment expenses                             (49)      (39)      (32)
                                             ------    ------    ------
     Net investment income                   $1,647    $1,452    $1,315
                                             ======    ======    ======

     For the years ended December 31, 2002, 2001 and 2000, investment gains (losses) computed under the specific identification method were as follows (in millions):

                                               2002                           2001                           2000
                                     -------------------------      -------------------------      -------------------------
                                     GAINS              LOSSES      GAINS              LOSSES      GAINS              LOSSES
                                     -----              ------      -----              ------      -----              ------
REALIZED GAINS (LOSSES):
Fixed maturities                     $192               $(236)      $163               $(217)      $ 80               $(157)
Equity securities                       8                  (8)        11                  (9)        17                  (7)
Mortgage loans                          1                  (1)        --                  (1)         8                  (1)
Derivative instruments                  1                  (4)         1                  (7)        --                  --
Other investments                      --                  (2)        10                  (1)        25                  (4)
                                     ----               -----       ----               -----       ----               -----
     Subtotal                        $202               $(251)      $185               $(235)      $130               $(169)
                                     ====               =====       ====               =====       ====               =====
Total net investment losses                    $(49)                          $(50)                          $(39)
                                               ====                           ====                           ====

     The table above includes other than temporary impairment losses for fixed maturities of $70 million, $33 million and $7 million for the years ended December 31, 2002, 2001 and 2000, respectively. For the three years ended December 31, 2002 there were no other than temporary impairment losses for equity securities.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 4 -- INVESTMENT INCOME AND CAPITAL GAINS AND LOSSES -- (CONTINUED)

     On April 1, 2002 the Company transferred the convertible bond and preferred stock portfolios from available for sale into the trading category. The net gain released from unrealized gains in other comprehensive income and reflected in net investment losses in the accompanying Statement of Income at the date of transfer amounted to $3 million. The trading portfolio was subsequently sold during 2002.

NET UNREALIZED INVESTMENT GAINS (LOSSES)

     Net unrealized investment gains (losses) on available for sale investments are included in the accompanying Balance Sheet as a component of "Accumulated other comprehensive income". Changes in these amounts include reclassification adjustments for prior period unrealized gains (losses) that have been recognized as realized gains (losses) during the current year and are included in the accompanying Statement of Income. The amounts for the years ended December 31, 2002, 2001 and 2000 are as follows (in millions):

                                                         2002    2001    2000
                                                         ----    ----    -----
Net unrealized investment gains (losses), beginning of
  the year                                               $104    $(31)   $(191)
                                                         ----    ----    -----
Cumulative effect of a change in accounting principle      --      (2)      --
                                                         ----    ----    -----
Changes in net unrealized investment gains attributable
  to:
  Investments:
     Net unrealized investment gains arising during the
       period                                             663     172      220
     Less: Reclassification adjustments for gains
       (losses) included in net income                      9     (64)     (41)
                                                         ----    ----    -----
     Change in net unrealized investment gains, net of
       adjustments                                        654     236      261
Impact of net unrealized investment gains (losses) on:
     Policyholders' account balance                       (15)     --       (3)
     Deferred policy acquisition costs                   (289)    (99)     (98)
                                                         ----    ----    -----
Change in net unrealized investment gains (losses)        350     137      160
                                                         ----    ----    -----
Transfer of Taiwan branch to an affiliated company         (3)     --       --
                                                         ----    ----    -----
Net unrealized investment gains (losses), end of year    $451    $104    $ (31)
                                                         ====    ====    =====

     Net unrealized gains on investments arising during the periods reported in the preceding table are net of income tax expense of $357 million, $93 million and $118 million for the years ended December 31, 2002, 2001 and 2000, respectively.

     Reclassification adjustments reported in the preceding table for the years ended December 31, 2002, 2001 and 2000 are net of income tax expense (benefit) of $5 million, ($34) million and $(22) million, respectively.

     Policyholders' account balance reported in the preceding table are net of income tax benefit of $8 million and $2 million for the years ended December 31, 2002 and 2000, respectively.

     Deferred policy acquisition costs in the preceding table for the years ended December 31, 2002, 2001 and 2000 are net of income tax benefit of $156 million, $53 million and $53 million, respectively.

     On July 1, 2002, the cumulative unrealized gain associated with the Taiwan branch was transferred to an affiliated company as described in Note
12 -- Related Party Transactions.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 5 -- INSURANCE LIABILITIES

     NYLIAC's investment contracts are primarily deferred annuities. The carrying value, which approximates fair value, of NYLIAC's liabilities for deferred annuities at December 31, 2002 and 2001, was $13,319 million and $10,247 million, respectively, and are included in policyholders' account balances in the accompanying Balance Sheet.

     The cumulative guaranteed minimum death benefit reserve at December 31, 2002 and 2001 was $55 million and $21 million, respectively, and is included in future policy benefits in the accompanying Balance Sheet.

NOTE 6 -- SEPARATE ACCOUNTS

     NYLIAC maintains non-guaranteed, separate accounts for its variable deferred annuity and variable life products, several of which are registered with the Securities and Exchange Commission ("SEC"). NYLIAC maintains investments in the registered separate accounts of $52 million and $67 million at December 31, 2002 and 2001, respectively. The assets of the separate accounts, which are carried at fair value, represent investments in shares of the New York Life sponsored MainStay VP Series Fund and other non-proprietary funds.

     NYLIAC also maintains a guaranteed separate account for universal life insurance policies. This account provides a minimum guaranteed interest rate with a fair value adjustment imposed upon certain surrenders. The assets of this separate account, which are carried at fair value, primarily represent investments in investment grade corporate bonds and mortgage-backed securities.

NOTE 7 -- DEFERRED POLICY ACQUISITION COSTS

     An analysis of deferred policy acquisition costs ("DAC") for the years ended December 31, 2002, 2001 and 2000 was as follows (in millions):

                                                              2002      2001      2000
                                                             ------    ------    ------
Balance at beginning of year                                 $1,887    $1,660    $1,507
  Current year additions                                        630       558       444
  Amortized during year                                        (189)     (179)     (140)
  Adjustment for change in unrealized investment gains         (445)     (152)     (151)
  Transfer of Taiwan branch to an affiliated company           (102)       --        --
                                                             ------    ------    ------
Balance at end of year                                       $1,781    $1,887    $1,660
                                                             ======    ======    ======

     On July 1, 2002, deferred policy acquisition costs associated with the Taiwan branch were transferred to an affiliated company, as described in Note 12 -- Related Party Transactions.

NOTE 8 -- FEDERAL INCOME TAXES

     A summary of income tax expense included in the accompanying Statement of Income is as follows (in millions):

                                                             2002    2001    2000
                                                             ----    ----    ----
Current:
  Federal                                                    $(1)    $ 8     $(3)
  State and local                                              1       2       2
                                                             ---     ---     ---
                                                              --      10      (1)
Deferred:
  Federal                                                     (1)     21      54
                                                             ---     ---     ---
Income tax (benefit)/expense                                 $(1)    $31     $53
                                                             ===     ===     ===

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 8 -- FEDERAL INCOME TAXES -- (CONTINUED)

     The components of the net deferred tax liability as of December 31, 2002 and 2001 were as follows (in millions):

                                                              2002    2001
                                                              ----    ----
Deferred tax assets:
  Future policyholder benefits                                $427    $358
  Employee and agents benefits                                  58      57
                                                              ----    ----
     Deferred tax assets                                       485     415
                                                              ====    ====
Deferred tax liabilities:
  Deferred policy acquisition costs                            608     513
  Investments                                                  194      63
  Other                                                         46      26
                                                              ----    ----
     Deferred tax liabilities                                  848     602
                                                              ----    ----
       Net deferred tax liability                             $363    $187
                                                              ====    ====

     Set forth below is a reconciliation of the federal income tax rate to the effective tax rate for 2002, 2001 and 2000:

                                                          2002     2001     2000
                                                          -----    -----    ----
Statutory federal income tax rate                          35.0%    35.0%   35.0%
Current year equity base tax                                 --     12.5    13.6
True down of prior year equity base tax                   (22.9)   (20.1)   (9.2)
Tax exempt income                                          (6.0)    (4.9)   (4.2)
Foreign branch termination                                 (3.8)      --      --
Other                                                      (2.9)     0.9    (1.2)
                                                          -----    -----    ----
Effective tax rate                                         (0.6)%   23.4%   34.0%
                                                          =====    =====    ====

     NYLIAC's federal income tax returns are routinely examined by the IRS and provisions are made in the financial statements in anticipation of the results of these audits. The IRS has completed audits through 1998. There were no material effects on NYLIAC's results of operations as a result of these audits. NYLIAC believes that its recorded income tax liabilities are adequate for all open years.

     In March 2002, the Job Creation and Worker Assistance Act of 2002 was passed to provide tax relief and stimulate the economy. This act suspends the Company's equity base tax for the three year period beginning 2001. The Company accrued $17 million in the equity base tax in 2001 prior to passage of this legislation. This amount has been released in 2002 and is reflected as an adjustment to current income tax (benefit) expense in 2002 in the accompanying Statement of Income.

NOTE 9 -- REINSURANCE

     NYLIAC enters into reinsurance agreements in the normal course of its insurance business to reduce overall risk. NYLIAC remains liable for reinsurance ceded if the reinsurer fails to meet its obligation on the business it has assumed. NYLIAC evaluates the financial condition of its reinsurers to minimize its exposure to significant losses from reinsurer insolvencies.

     NYLIAC has entered into cession reinsurance agreements on both a coinsurance basis and on a yearly renewable term basis with affiliated and non-affiliated companies. The total amount of ceded premiums included in the accompanying Statement of Income was $81 million, $2 million and $2 million at December 31, 2002, 2001 and 2000, respectively, and includes ceded premiums associated with the transfer of the Taiwan branch as described in Note
12 -- Related Party Transactions.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 10 -- DERIVATIVE FINANCIAL INSTRUMENTS AND RISK MANAGEMENT

     NYLIAC uses derivative financial instruments to manage interest rate, currency, commodity and market risk. These derivative financial instruments include corridor option contracts, interest rate swaps, interest rate floor and currency swaps. The Company does not engage in derivative financial instrument transactions for speculative purposes.

     NYLIAC deals with highly rated counter-parties and does not expect the counter-parties to fail to meet their obligations under the contracts. NYLIAC has controls in place to monitor credit exposures by limiting transactions with specific counter-parties within specified dollar limits and assessing the future creditworthiness of counter-parties. NYLIAC uses master netting agreements and adjusts transaction levels, when appropriate, to minimize risk.

     To qualify as a hedge, the hedge relationship is designated and formally documented at inception detailing the particular risk management objective and strategy for the hedge which includes the item and risk that is being hedged, the derivative that is being used, as well as how effectiveness is being assessed. A derivative must be highly effective in accomplishing the objective of offsetting either changes in fair value or cash flows for the risk being hedged. NYLIAC formally measures effectiveness of its hedging relationships both at the hedge inception and on an ongoing basis in accordance with its risk management policy. For cash flow hedges of interest rate risk, NYLIAC uses either qualitative assessment, if appropriate, or regression analysis to assess hedge effectiveness to changes in the benchmark interest rate. The change in variable cashflows method is used to measure hedge ineffectiveness when appropriate. NYLIAC does not have any fair value hedges at December 31, 2002 and 2001. NYLIAC will discontinue hedge accounting prospectively if: (i) it is determined that the derivative is no longer effective in offsetting changes in the fair value or cash flows of a hedged item; (ii) the derivative expires or is sold, terminated, or exercised; (iii) the derivative is de-designated as a hedge instrument; (iv) it is probable that the forecasted transaction will not occur; or (v) management determines that designation of the derivative as a hedge instrument is no longer appropriate.

     For cash flow hedges, in which derivatives hedge the variability of cash flows related to variable rate available for sale securities, the accounting treatment depends on the effectiveness of the hedge. To the extent these derivatives are effective in offsetting the variability of the hedged cash flows, changes in the derivatives' fair value will not be included in current earnings but are reported as changes in other comprehensive income. These changes in fair value will be included in earnings of future periods when earnings are also affected by the variability of the hedged cash flows. To the extent these derivatives are not effective, changes in their fair values are immediately included in earnings in net investment gains (losses). During 2002, there was no hedge ineffectiveness recognized in net investment gains (losses) related to cash flow hedges. The assessment of hedge effectiveness for cash flow hedges of interest rate risk excludes amounts relating to risks other than exposure to the benchmark interest rate. There were no cashflow hedges of forecasted transactions as of December 31, 2002 and 2001. The estimated amount of existing gains and losses that are reported in other comprehensive income at December 31, 2002 related to periodic interest payments on assets and liabilities being hedged that is expected to be reclassified into earnings within the next 12 months is $7 million.

     NYLIAC may enter into contracts that are not themselves derivative instruments but contain embedded derivatives. For each contract, NYLIAC assesses whether the economic characteristics of the embedded derivative are clearly and closely related to those of the host contract and determines whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is separated from the host contract and accounted for as a stand-alone derivative. Such embedded derivatives are recorded on the accompanying Balance Sheet at fair value and changes in their fair value are recorded currently in net investment gains or losses. If NYLIAC is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the accompanying Balance Sheet at fair value. As of December 31, 2002 and 2001, there were no such embedded derivatives that could not be separated from their host contracts.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 11 -- COMMITMENTS AND CONTINGENCIES

LITIGATION

     The Company is a defendant in individual suits arising from its agency sales force, insurance (including variable contracts registered under the federal securities law), investment, retail securities, and/or other operations, including actions involving retail sales practices. Most of these actions seek substantial or unspecified compensatory and punitive damages. The Company is also from time to time involved in various governmental, administrative, and investigative proceedings and inquiries.

     Notwithstanding the uncertain nature of litigation and regulatory inquiries, the outcome of which cannot be predicted, the Company believes that, after provisions made in the financial statements, the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on the Company's financial position; however, it is possible that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on the Company's operating results for a given year.

ASSESSMENTS

     Most of the jurisdictions in which the Company is licensed to transact business, require life insurers to participate in guaranty associations which are organized to pay contractual benefits pursuant to insurance policies issued by impaired, insolvent or failed life insurers. These associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the proportionate share of the premiums written by member insurers in the line of business in which the impaired, insolvent or failed life insurer is engaged. Some states permit member insurers to recover assessments through full or partial premium tax offsets. The Company is not aware of, nor has it received notification of any significant insolvency by insurance companies during 2002 or 2001.

LOANED SECURITIES AND REPURCHASE AGREEMENTS

     NYLIAC participates in a securities lending program for the purpose of enhancing income on securities held. At December 31, 2002 and 2001, $1,318 million and $829 million, respectively, of NYLIAC's fixed maturities and equity securities were on loan to others. Collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively, is obtained. The fair value of securities loaned is monitored, with additional collateral obtained, as necessary. Such assets reflect the extent of NYLIAC's involvement in securities lending, not NYLIAC's risk of loss.

     At December 31, 2002 and 2001, the Company recorded cash collateral received under these agreements of $1,350 million and $602 million, respectively, and established a corresponding liability for the same amount included in other liabilities in the accompanying Balance Sheet.

     NYLIAC enters into agreements to sell and repurchase securities for the purpose of enhancing income on securities held. Under these agreements, NYLIAC obtains the use of funds from a broker for generally one month. The liability reported in the accompanying Balance Sheet (included in other liabilities) at December 31, 2002 of $799 million ($284 million at December 31, 2001) approximates fair value. The investments acquired with the funds received from the securities sold are included in other investments in the accompanying Balance Sheet.

NOTE 12 -- RELATED PARTY TRANSACTIONS

     New York Life provides NYLIAC with services and facilities for the sale of insurance and other activities related to the business of insurance. New York Life charges NYLIAC for the identified costs associated with these services and facilities under the terms of a service agreement between New York Life and NYLIAC. Such costs, amounting to $537 million, $458 million and $476 million for the years ended December 31, 2002, 2001 and 2000, respectively, are reflected in operating expenses and net investment income in the accompanying Statement of Income.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 12 -- RELATED PARTY TRANSACTIONS -- (CONTINUED)

     In addition, NYLIAC is allocated post-retirement and post-employment benefits other than pensions, which are held by New York Life. NYLIAC was allocated $13 million for its share of the net periodic post-retirement benefits expense in 2002 ($10 million and $7 million in 2001 and 2000, respectively) and $(2) million for the post-employment benefits expense in 2002 ($(6) million in 2001 and $2 million in 2000) under the provisions of the service agreement. The expenses are reflected in operating expenses and net investment income in the accompanying Statement of Income.

     NYLIAC has entered into an investment advisory agreement with New York Life Investment Management, LLC ("NYLIM"), a wholly owned subsidiary of New York Life, to provide investment advisory services to the Company. At December 31, 2002, 2001 and 2000, the total cost for these services amounted to $28 million, $16 million and $10 million, respectively, which are included in the costs of services billed by New York Life to the Company, as noted above.

     NYLIAC recorded annuity and universal life fee income of $9 million and $8 million from NYLIM for administration and advisory fees for the years ended December 31, 2002 and 2001.

     At December 31, 2002 and 2001, NYLIAC had a net liability of $159 million and $157 million, respectively, for the above described services which are included in other liabilities in the accompanying Balance Sheet. The terms of the settlement generally require that these amounts be settled in cash within ninety days.

     NYLIAC is the obligor for certain structured settlement agreements with unaffiliated insurance companies, beneficiaries and other non-affiliated entities. To satisfy its obligations under these agreements, NYLIAC owns all rights, title and interest in and to certain single premium annuities issued by New York Life. The carrying value of the annuity contracts is based upon the actuarially determined value of the obligations under the structured settlement contracts, which generally have some life contingent benefits. The obligations are based upon the actuarially determined present value of expected future payments. Interest rates used in establishing such obligations range from 5.84% to 7.81%. NYLIAC has directed New York Life to make the payments under the annuity contracts directly to the payees under the structured settlement agreements. At December 31, 2002 and 2001 the carrying value of the interest in annuity contracts and the obligations under structured settlement agreements in the accompanying Balance Sheet amounted to $2,958 million and $2,512 million, respectively.

     In addition, NYLIAC has issued certain annuity contracts to New York Life in order that New York Life may satisfy its third party obligations under certain structured settlement agreements. NYLIAC has been directed by New York Life to make the payments under the annuity contracts directly to the beneficiaries under these structured settlement agreements. At December 31, 2002 and 2001 the amount of outstanding reserves on these contracts included in future policy benefits was $180 million and $176 million, respectively.

     NYLIAC has a variable product distribution agreement with NYLIFE Distributors, an indirect wholly owned subsidiary of New York Life, granting NYLIFE Distributors the exclusive right to distribute NYLIAC's variable product policies, and allows the use of registered representatives of NYLIFE Securities, another indirect wholly owned subsidiary of New York Life. In connection with this agreement, NYLIAC recorded commission expense to NYLIFE Securities' registered representatives of $71 million, $126 million and $166 million, for the years ended December 31, 2002, 2001 and 2000, respectively.

     The Company has a credit agreement with New York Life wherein New York Life can borrow funds from NYLIAC. The maximum amount available to New York Life is $200 million. No outstanding balance was due to the Company at December 31, 2002 and December 31, 2001.

     The Company also has a credit agreement with New York Life in which the Company can borrow up to $200 million. No outstanding balance was due to New York Life at December 31, 2002 and December 31, 2001.

     Effective July 1, 2002, the Company transferred $37 million in net assets associated with the Company's Taiwan branch including Taiwan's insurance book of business to an affiliated company, New York Life Insurance Taiwan Corporation ("NYLT"), an indirect wholly owned subsidiary of New York Life.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 12 -- RELATED PARTY TRANSACTIONS -- (CONTINUED)

     The Company is jointly liable with NYLT for two years from the giving of notice to all obligees for all matured obligations and for two years after the maturity date of not-yet matured obligations. NYLT is also contractually liable, under indemnification provisions of the transaction, for any liabilities that may be asserted against the Company. The transfer of the branch's net assets was accounted for as a long-duration coinsurance transaction. Under this accounting treatment, the insurance related liabilities remain on the books of the Company and an offsetting reinsurance recoverable is established. Additionally, premiums and benefits associated with any business sold prior to July 1, 2002 are reflected on NYLIAC's Statement of Income. Accordingly, the Company recorded the following with respect to this transaction (in millions):

                                                              2002
                                                              ----
Amounts recoverable from reinsurers                           $633
Premiums ceded                                                  74
Benefits ceded                                                  13

NOTE 13 -- SUPPLEMENTAL CASH FLOW INFORMATION

     Income taxes paid were $30 million, $20 million, and $8 million during 2002, 2001 and 2000, respectively.

     Total interest paid was $7 million, $21 million and $12 million during 2002, 2001 and 2000, respectively.

     Non-cash financing activity in 2002 consists of the transfer of $79 million in net liabilities associated with the Taiwan branch to an affiliated company (see Note 12 -- Related Party Transactions).

NOTE 14 -- STATUTORY FINANCIAL INFORMATION

     Accounting practices used to prepare statutory financial statements for regulatory filings of life insurance companies differ in certain instances from GAAP. The Delaware Insurance Department (the "Department") recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company, and for determining its solvency under the Delaware Insurance Law. In making such determinations the Department gives no consideration to financial statements prepared in accordance with accounting principles generally accepted in the United States of America.

     At December 31, 2002 and 2001, statutory stockholder's equity was $1,404 million and $1,335 million, respectively. Statutory net income/(loss) for the years ended December 31, 2002, 2001 and 2000 was $(95) million, $(83) million and $0.4 million, respectively.

     The Department has adopted the NAIC's Codification of Statutory Accounting Principles guidance, effective January 1, 2001. The effect of adoption was a net increase in statutory surplus of approximately $27 million.

     NYLIAC is restricted as to the amounts it may pay as dividends to New York Life. Under Delaware Insurance Law, dividends on capital stock can be distributed only out of earned surplus. Furthermore, without prior approval of the Delaware Insurance Commissioner, dividends cannot be declared or distributed which exceed the greater of ten percent of NYLIAC's surplus or one hundred percent of net gain from operations. No dividends were paid or declared for the years ended December 31, 2002, 2001 and 2000. As of December 31, 2002, the amount of available and accumulated funds derived from earned surplus from which NYLIAC can pay dividends is $469 million. The maximum amount of dividends that may be paid in 2003 without prior approval is $138 million.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Stockholder of New York Life Insurance and Annuity Corporation

In our opinion, the accompanying balance sheet and the related statements of income, of stockholders' equity and of cash flows present fairly, in all material respects, the financial position of New York Life Insurance and Annuity Corporation (the "Company") at December 31, 2002 and 2001, and the results of its operations and its cash flows for each of the three years ended December 31, 2002, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 2 to the financial statements, the Company adopted Statement of Financial Accounting Standards No. 133, Accounting for Derivative Instruments and Hedging Activities, as amended by Statement of Financial Accounting Standards No. 138, Accounting for Certain Derivative Instruments and Certain Hedging Activities -- an amendment to FASB Statement No. 133.

PRICEWATERHOUSECOOPERS LLP
1177 Avenue of the Americas
New York, New York 10036
February 7, 2003

                          PROSPECTUS DATED MAY 1, 2003

                                      FOR

                   LIFESTAGES(R) ESSENTIALS VARIABLE ANNUITY
                                      FROM
                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
                            (A DELAWARE CORPORATION)
             51 MADISON AVENUE, ROOM 452, NEW YORK, NEW YORK 10010
                                  INVESTING IN
                  NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

     This Prospectus describes the individual flexible premium LifeStages(R) Essentials Variable Annuity policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC"). We designed these policies to assist individuals with their long-term retirement planning needs. You can use these policies with retirement plans that do or do not qualify for special federal income tax treatment. The policies offer flexible premium payments, access to your money through partial withdrawals (some withdrawals may be subject to a surrender charge and/or tax penalty), a choice of when income payments will commence, and a guaranteed death benefit if the owner or annuitant dies before income payments have commenced.

     Your premium payments accumulate on a tax-deferred basis. This means your earnings are not taxed until you take the money out of your policy which can be done in several ways. You can split your premium payments among the two guaranteed interest options, three general account options specifically for the Dollar Cost Averaging Advantage Plan and the variable Investment Divisions listed below.

-    MainStay VP Bond--Initial Class
-    MainStay VP Capital Appreciation--Initial Class
-    MainStay VP Cash Management
-    MainStay VP Convertible--Initial Class
-    MainStay VP Equity Income--Initial Class
-    MainStay VP Government--Initial Class
-    MainStay VP Growth Equity--Initial Class
-    MainStay VP High Yield Corporate Bond--Initial Class
-    MainStay VP Indexed Equity--Initial Class
-    MainStay VP International Equity--Initial Class
-    MainStay VP Mid Cap Core--Initial Class
-    MainStay VP Mid Cap Growth--Initial Class
-    MainStay VP Small Cap Growth--Initial Class
-    MainStay VP Total Return--Initial Class
-    MainStay VP Value--Initial Class
-    MainStay VP American Century Income &
     Growth--Initial Class
-    MainStay VP Dreyfus Large Company
     Value--Initial Class
-    MainStay VP Eagle Asset Management Growth
     Equity--Initial Class
-    MainStay VP Lord Abbett Developing
     Growth--Initial Class
-    Alger American Small Capitalization--Class O Shares
-    Calvert Social Balanced
-    Dreyfus IP Technology Growth--Initial Shares
-    Fidelity(R) VIP Contrafund(R)--Initial Class
-    Fidelity(R) VIP Equity-Income--Initial Class
-    Janus Aspen Series Balanced -- Institutional Shares
-    Janus Aspen Series Worldwide
     Growth--Institutional Shares
-    MFS(R) Investors Trust Series--Initial Class
-    MFS(R) Research Series--Initial Class
-    T. Rowe Price Equity Income Portfolio
-    Van Eck Worldwide Hard Assets
-    Van Kampen UIF Emerging Markets Equity--Class I

     We do not guarantee the investment performance of these variable Investment Divisions. Depending on current market conditions, you can make or lose money in any of the Investment Divisions.

     You should read this Prospectus carefully before investing and keep it for future reference. This Prospectus is not valid unless accompanied by current prospectuses for the MainStay VP Series Fund, Inc., the Alger American Fund, the Calvert Variable Series, Inc., the Dreyfus Investment Portfolios, the Fidelity Variable Insurance Products Fund (VIP), the Janus Aspen Series, the MFS(R) Variable Insurance Trust(SM), The Universal Institutional Funds, Inc., the T. Rowe Price Equity Series, Inc. and the Van Eck Worldwide Insurance Trust (the "Funds," each individually a "Fund"). Each Investment Division invests in shares of a corresponding Fund portfolio. Please contact us at (800) 598-2019 or your registered representative if you do not have the accompanying book of underlying fund prospectuses.

     To learn more about the policy, you can obtain a copy of the Statement of Additional Information ("SAI"), dated May 1, 2003. The SAI has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this Prospectus. The table of contents for the SAI appears at the end of this Prospectus. For a free copy of the SAI, call us at (800) 598-2019 or write to us at the address above.

     THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     THE POLICIES INVOLVE RISKS, INCLUDING POTENTIAL LOSS OF PRINCIPAL INVESTED. THE POLICIES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

                               TABLE OF CONTENTS

                                           PAGE
                                           ----
DEFINITIONS..............................    3
TABLE OF FEES AND EXPENSES...............    4
QUESTIONS AND ANSWERS ABOUT LIFESTAGES(R)
  ESSENTIALS VARIABLE ANNUITY............   12
HOW DO I CONTACT NYLIAC?.................   15
FINANCIAL STATEMENTS.....................   20
CONDENSED FINANCIAL INFORMATION..........   21
NEW YORK LIFE INSURANCE AND ANNUITY
  CORPORATION AND THE SEPARATE ACCOUNT...   22
  New York Life Insurance and Annuity
    Corporation..........................   22
  The Separate Account...................   22
  The Portfolios.........................   22
  Additions, Deletions or Substitutions
    of Investments.......................   24
  Reinvestment...........................   24
THE POLICIES.............................   24
  Selecting the Variable Annuity That's
    Right for You........................   24
  Qualified and Non-Qualified Policies...   25
  Policy Application and Premium
    Payments.............................   26
  Payments Returned for Insufficient
    Funds................................   27
  Your Right to Cancel ("Free Look").....   27
  Issue Ages.............................   27
  Transfers..............................   27
    (a) Limits on Transfers..............   28
  Virtual Service Center and Interactive
    Voice Response System................   28
  Dollar Cost Averaging (DCA) Programs...   29
    (a) Traditional Dollar  Cost
        Averaging........................   30
    (b) The DCA Advantage  Plan..........   30
  Automatic Asset Reallocation...........   31
  Interest Sweep.........................   31
  Accumulation Period....................   32
    (a) Crediting of Premium  Payments...   32
    (b) Valuation of Accumulation
         Units...........................   32
  Riders.................................   32
    (a) Living Needs Benefit Rider.......   32
    (b) Unemployment Benefit  Rider......   33
    (c) Investment Protection Plan Rider
        (optional).......................   33
    (d) Enhanced Beneficiary Benefit
        Rider (optional).................   34
    (e) Enhanced Spousal Continuance
        Rider (optional).................   36
    (f) Upromise Account Rider
        (optional).......................   36
  Policy Owner Inquiries.................   37
  Records and Reports....................   37

                                           PAGE
                                           ----
CHARGES AND DEDUCTIONS...................   37
  Surrender Charges......................   37
  Amount of Surrender Charge.............   37
  Exceptions to Surrender Charges........   38
  Other Charges..........................   38
    (a) Separate Account Charge..........   38
    (b) Policy Service Charge............   38
    (c) Fund Charges.....................   38
    (d) Investment Protection Plan Rider
        Charge (optional)................   39
    (e) Rider Risk Charge Adjustment
        (optional).......................   39
    (f) Enhanced Beneficiary Benefit
        Rider Charge (optional)..........   39
    (g) Transfer Fees....................   39
  Group and Sponsored Arrangements.......   40
  Taxes..................................   40
DISTRIBUTIONS UNDER THE POLICY...........   40
  Surrenders and Withdrawals.............   40
    (a) Surrenders.......................   41
    (b) Partial Withdrawals..............   41
    (c) Periodic Partial Withdrawals.....   41
    (d) Hardship Withdrawals.............   41
  Required Minimum Distribution  Option..   42
  Our Right to Cancel....................   42
  Annuity Commencement Date..............   42
  Death Before Annuity Commencement......   42
  Income Payments........................   44
    (a) Election of Income Payment
         Options.........................   44
    (b) Proof of Survivorship............   44
  Delay of Payments......................   44
  Designation of Beneficiary.............   45
  Restrictions Under Internal Revenue
    Code Section 403(b)(11)..............   45
  Loans..................................   45
THE FIXED ACCOUNTS.......................   46
    (a) Interest Crediting...............   46
    (b) Transfers to Investment
         Divisions.......................   46
    (c) Fixed Account Initial  Premium
        Guarantee........................   47
THE DCA ADVANTAGE PLAN ACCOUNTS..........   47
FEDERAL TAX MATTERS......................   47
  Introduction...........................   47
  Taxation of Annuities in General.......   47
  Qualified Plans........................   49
    (a) Section 403(b) Plans.............   49
    (b) Individual Retirement
         Annuities.......................   49
    (c) Roth Individual Retirement
         Annuities.......................   49
    (d) Inherited IRAs...................   49
DISTRIBUTOR OF THE POLICIES..............   49
VOTING RIGHTS............................   49
TABLE OF CONTENTS FOR THE STATEMENT OF
  ADDITIONAL INFORMATION.................   51

THIS PROSPECTUS IS NOT CONSIDERED AN OFFERING IN ANY STATE WHERE THE SALE OF THIS POLICY CANNOT LAWFULLY BE MADE. WE DO NOT AUTHORIZE ANY INFORMATION OR REPRESENTATIONS REGARDING THE OFFERING OTHER THAN AS DESCRIBED IN THIS PROSPECTUS OR IN ANY ATTACHED SUPPLEMENT TO THIS PROSPECTUS OR IN ANY AUTHORIZED SUPPLEMENTAL SALES MATERIAL.

                                  DEFINITIONS

ACCUMULATION UNIT--An accounting unit we use to calculate the variable Accumulation Value prior to the Annuity Commencement Date. Each Investment Division of the Separate Account has a distinct variable Accumulation Unit value.

ACCUMULATION VALUE--The sum of the Variable Accumulation Value, Fixed Accumulation Value and the DCA Accumulation Value of a policy.

ALLOCATION ALTERNATIVES--The Investment Divisions of the Separate Account and the Fixed Account.

ANNUITANT--The person whose life determines the Income Payments, and upon whose death prior to the Annuity Commencement Date, benefits under the policy may be paid.

ANNUITY COMMENCEMENT DATE--The date on which we are to make the first Income Payment under the policy.

BENEFICIARY--The person or entity having the right to receive the death benefit set forth in the policy and who is the "designated beneficiary" for purposes of
Section 72 of the Internal Revenue Code in the event of the Annuitant's or the policy owner's death.

BUSINESS DAY--Generally, any day on which the New York Stock Exchange ("NYSE") is open for trading. Our Business Day ends at 4:00 p.m. Eastern Time or the closing of regular trading on the NYSE, if earlier.

DOLLAR COST AVERAGING ("DCA") ADVANTAGE PLAN ACCOUNTS--The 6-month, 12-month and 18-month DCA accounts used specifically for the DCA Advantage Plan.

DOLLAR COST AVERAGING ("DCA") ADVANTAGE PLAN--A feature which permits automatic dollar cost averaging using the DCA Advantage Plan Accounts.

DOLLAR COST AVERAGING ("DCA") ACCUMULATION VALUE--The sum of premium payments allocated to the DCA Advantage Plan Accounts, plus interest credited on those premium payments, less any transfers and partial withdrawals from the DCA Advantage Plan, and less any surrender charges and any policy service charges that may already have been assessed from the DCA Advantage Plan. The DCA Accumulation Value is supported by assets in NYLIAC's general account. These assets are subject to the claims of our general creditors.

ELIGIBLE PORTFOLIOS ("PORTFOLIOS")--The mutual fund portfolios of the Funds that are available for investment through the Investment Divisions of the Separate Account.

FIXED ACCOUNT--An account that is credited with a fixed interest rate which NYLIAC declares and is not part of the Separate Account. The Accumulation Value of each Fixed Account is supported by assets in NYLIAC's general account, which are subject to the claims of our general creditors.

FIXED ACCUMULATION VALUE--The sum of premium payments and transfers allocated to the Fixed Accounts, plus interest credited on those premium payments and transfers, less any transfers and partial withdrawals from the Fixed Accounts, and less any surrender charges and policy service charges deducted from the Fixed Accounts.

FUND--A diversified, open-end management investment company.

INCOME PAYMENTS--Periodic payments NYLIAC makes after the Annuity Commencement Date.

INVESTMENT DIVISION--The variable investment options available with the policy. Each Investment Division invests exclusively in shares of a specified Eligible Portfolio.

NON-QUALIFIED POLICIES--Policies that are not available for use in connection with employee retirement plans that qualify for special federal income tax treatment.

PAYMENT YEAR(S)--With respect to any premium payment, the year(s) beginning on the date such premium payment is made to the policy.

POLICY ANNIVERSARY--An anniversary of the Policy Date shown on the Policy Data Page.

POLICY DATA PAGE--Page 2 of the policy which contains the policy specifications.

POLICY DATE--The date from which we measure Policy Years, quarters, months and Policy Anniversaries. It is shown on the Policy Data Page.

POLICY YEAR--A year starting on the Policy Date. Subsequent Policy Years begin on each Policy Anniversary, unless otherwise indicated.

QUALIFIED POLICIES--Policies issued under employee retirement plans that qualify for special federal income tax treatment.

SEPARATE ACCOUNT--NYLIAC Variable Annuity Separate Account-III, a segregated asset account we established to receive and invest premium payments paid under the policies. The Separate Account's Investment Divisions, in turn, purchase shares of Eligible Portfolios.

VARIABLE ACCUMULATION VALUE--The sum of the products of the current Accumulation Unit value(s) for each of the Investment Divisions multiplied by the number of Accumulation Units held in the respective Investment Division.

                           TABLE OF FEES AND EXPENSES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the policy. The first table describes the fees and expenses that you will pay at the time that you buy the policy, surrender the policy, or transfer Accumulation Value between investment options. State premium taxes may also be deducted.

                        POLICYOWNER TRANSACTION EXPENSES

 -----------------------------------------------------------------------------------------------------------------
 CHARGE                                                    AMOUNT DEDUCTED
 -----------------------------------------------------------------------------------------------------------------
 Surrender Charge                                          Current and Guaranteed Maximum: 7% of the amount
 (as a % of amount withdrawn)                              withdrawn.(1)
 Transfer Fee                                              Current: No charge
                                                           Guaranteed Maximum: $30 per transfer for each transfer
                                                           over 12 in a Policy Year

(1) In Payment Years 4 and beyond, the percentage applied to calculate the maximum surrender charge is reduced as follows: 7% during Payment Years 1-3; 6% during Payment years 4-5; 6% during Payment Year 6; 4% during Payment Year 7; and 0% thereafter.

The next table describes the fees and expenses that you will pay periodically during the time that you own the policy, not including Fund fees and expenses.

                PERIODIC CHARGES OTHER THAN FUND COMPANY CHARGES

 -----------------------------------------------------------------------------------------------------------------
                         CHARGE                            AMOUNT DEDUCTED
 -----------------------------------------------------------------------------------------------------------------
 Annual Policy Service Charge                              $30 for policies with less than $50,000 Accumulation
                                                           Value
 Separate Account Annual Expenses                          Current and Guaranteed Maximum: 1.45% (annualized) of
                                                           daily average Variable Accumulation Value, including
                                                           mortality and expense risk and administrative fees.)
 Optional Riders
   - Investment Protection Plan Rider Charge               Current: 0.25%; effective June 1, 2003, and thereafter,
                                                           the change will be 0.45% (annualized) of the amount
                                                           that is guaranteed, deducted on a quarterly basis.
                                                           Guaranteed Maximum: 1.00% (annualized) of the amount
                                                           that is guaranteed, deducted on a quarterly basis.
   - Rider Risk Adjustment Charge                          Current: Contact your Registered Representative.(1)
                                                           Guaranteed Maximum: 2.00% (annualized) of the amount
                                                           that is guaranteed for cancellation of the Investment
                                                           Protection Plan.
   - Enhanced Beneficiary Benefit Rider Charge             Current: 0.30% (annualized) of the policy's
                                                           Accumulation Value, deducted on a quarterly basis.
                                                           Guaranteed Maximum: 1.00% (annualized) of the Policy's
                                                           Accumulation Value, deducted on a quarterly basis.

(1) The maximum for the Rider Risk Adjustment is 2.00% (annualized). However, we may set a lower charge at our sole discretion. Contact your Registered Representative to determine the percentage we are currently charging before you select this feature.

The next table shows the minimum and maximum total operating expenses deducted from Fund assets (before any fee waiver or expense reimbursement) during the year ended December 31, 2002. The expenses are expressed as a percentage of average net assets of the Fund and may be higher or lower in the future. More detail concerning each underlying Fund's fees and expenses is contained in the prospectus for each Fund.

                      TOTAL ANNUAL FUND OPERATING EXPENSES

                                                                -------------------------
                                                                  MINIMUM       MAXIMUM
  ---------------------------------------------------------------------------------------
  Expenses that are deducted from the Investment Division          0.38%         1.93%
    assets, including management fees, administration and
    other expenses

The next item shows the Total Fund Annual Expenses for each Fund. These are the total gross expenses that are deducted from the Fund assets, including management fees, administration fees, and other expenses.

                                                                   TOTAL FUND ANNUAL
INVESTMENT DIVISIONS                                                  EXPENSES(a)
--------------------                                           --------------------------
MainStay VP Bond--Initial Class                                             0.52%
MainStay VP Capital Appreciation--Initial Class                             0.64%
MainStay VP Cash Management                                                 0.55%
MainStay VP Convertible--Initial Class                                      0.67%
MainStay VP Equity Income--Initial Class                                    0.92%(b)
MainStay VP Government--Initial Class                                       0.59%
MainStay VP Growth Equity--Initial Class                                    0.51%
MainStay VP High Yield Corporate Bond--Initial Class                        0.60%
MainStay VP Indexed Equity--Initial Class                                   0.38%
MainStay VP International Equity--Initial Class                             1.11%
MainStay VP Mid Cap Core--Initial Class                                     1.34%(c)
MainStay VP Mid Cap Growth--Initial Class                                   1.10%(d)
MainStay VP Small Cap Growth--Initial Class                                 1.29%(e)
MainStay VP Total Return--Initial Class                                     0.61%
MainStay VP Value--Initial Class                                            0.65%
MainStay VP American Century Income & Growth--Initial Class                 0.92%
MainStay VP Dreyfus Large Company Value--Initial Class                      0.98%
MainStay VP Eagle Asset Management Growth Equity--Initial
  Class                                                                     0.81%
MainStay VP Lord Abbett Developing Growth--Initial Class                    1.10%
Alger American Small Capitalization--Class O Shares                         0.97%
Calvert Social Balanced                                                     0.91%(f)
Dreyfus IP Technology Growth Initial Shares                                 0.89%(g)
Fidelity(R) VIP Contrafund(R)--Initial Class                                0.68%(h)
Fidelity(R) VIP Equity Income(R)--Initial Class                             0.57%(h)
Janus Aspen Series Balanced--Institutional Shares                           0.67%(i)
Janus Aspen Series Worldwide Growth--Institutional Shares                   0.70%(i)
MFS(R) Investors Trust Series--Initial Class                                0.88%
MFS(R) Research Series--Initial Class                                       0.87%(j)
T. Rowe Price Equity Income Portfolio                                       0.85%(k)
Van Eck Worldwide Hard Assets                                               1.23%
Van Kampen UIF Emerging Markets Equity--Class I                             1.93%(l)

---------------------

(a) The Fund or its agents provided the fees and charges, which are based on 2002 expenses and may reflect estimated charges. We have not verified the accuracy of the information provided by the agents.

(b) New York Life Investment Management LLC ("NYLIM") has voluntarily agreed to waive a portion of the fees otherwise payable to it to the extent that total fund annual expenses exceed 0.89%. With this reduction, for the year ended December 31, 2002, Total Fund Annual Expenses were 0.89%. This waiver may be discontinued at any time without notice.

(c) New York Life Investment Management LLC ("NYLIM") has voluntarily agreed to waive a portion of the fees otherwise payable to it to the extent that total fund annual expenses exceed 0.98%. With this reduction, for the year ended December 31, 2002, Total Fund Annual Expenses were 0.98%. This waiver may be discontinued at any time without notice.

(d) New York Life Investment Management LLC ("NYLIM") has voluntarily agreed to waive a portion of the fees otherwise payable to it to the extent that total fund annual expenses exceed 0.97%. With this reduction, for the year ended December 31, 2002, Total Fund Annual Expenses were 0.97%. This waiver may be discontinued at any time without notice.

(e) New York Life Investment Management LLC ("NYLIM") has voluntarily agreed to waive a portion of the fees otherwise payable to it to the extent that total fund annual expenses exceed 0.95%. With this reduction, for the year ended December 31, 2002, Total Fund Annual Expenses were 0.95%. This waiver may be discontinued at any time without notice.

(f) Expenses are based on the Portfolio's most recent fiscal year. The total expenses shown include the Subadvisory fees paid by the Advisor (Calvert Asset Management Company, Inc.) and the administrative fee paid by the Portfolio to Calvert Administrative Services Company, an affiliate of the Advisor.

(g) Expenses are for the fiscal year ended December 31, 2002. Expenses in future years may be higher or lower than those presented.

(h) Actual annual class operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's custodian expenses. These offsets may be discontinued at any time.

(i) Expenses are based upon expenses for the year ended December 31, 2002. Expenses are stated without contractual waivers by Janus Capital.

(j) Each series has an expense offset arrangement that reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. Each series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the series' expenses. Total Fund Annual Expenses do not take into account these fee reductions, and are therefore higher than the actual expenses of the series. Had these fee reductions been taken into account, Total Fund Annual Expenses would be lower for certain series and would equal 0.86% for Research Series.

(k) Management fees include the ordinary, recurring operating expenses of the Portfolio, but do not cover interest, taxes, brokerage, nonrecurring and extraordinary items or fees and expenses for the fund's independent directors.

(l) The fees disclosed reflect gross ratios prior to any voluntary waivers/reimbursements of expenses by the adviser. The management fee is reduced to reflect the voluntary waiver of a portion or all of the management fee and the reimbursement by the Portfolio's adviser to the extent total annual operating expenses exceed 1.75%. The adviser may terminate these voluntary waivers at any time at its sole discretion. After such reductions, the "Total Annual Expenses" would have been 1.81%. Additionally, in determining the actual amount of voluntary management fee waiver and/or expense reimbursement for a Portfolio, if any, the adviser excludes from total annual operating expenses certain investment related expenses, such as foreign country tax expense and interest expense on borrowing. Included in Emerging Markets Equity Portfolio--Class I is 0.06% of such investment related expense.

Examples

     The table below will help you understand the various costs and expenses that you will bear directly and indirectly. The table reflects the charges and expenses of the policy. For more information on the charges reflected in this table, see "CHARGES AND DEDUCTIONS" and the Fund prospectuses which accompany this Prospectus. NYLIAC may, where premium taxes are imposed by state law, deduct premium taxes upon surrender of the policy or the Annuity Commencement Date.

     You would pay the following expenses on a $10,000 investment in one of the Investment Divisions listed, assuming a 5% annual return on assets:

                                                       EXPENSES IF YOU                               EXPENSES IF YOU
                                                    ANNUITIZE YOUR POLICY                         SURRENDER YOUR POLICY
                                         -------------------------------------------   -------------------------------------------
INVESTMENT DIVISION                       1 YR       3 YR        5 YR        10 YR      1 YR       3 YR        5 YR        10 YR
-------------------                      -------   ---------   ---------   ---------   -------   ---------   ---------   ---------
MAINSTAY VP BOND--INITIAL CLASS
without any Riders.....................  $377.71   $  665.88   $1,142.58   $2,396.92   $377.71   $  837.47   $1,298.30   $2,396.92
with IPP Rider.........................  $422.38   $  802.33   $1,370.30   $2,915.78   $422.38   $  971.62   $1,522.56   $2,915.78
with EBB Rider.........................  $407.51   $  757.05   $1,294.97   $2,766.46   $407.51   $  927.10   $1,448.37   $2,766.46
with IPP & EBB Riders..................  $452.16   $  893.51   $1,522.70   $3,221.68   $452.16   $1,061.26   $1,672.64   $3,221.68
MAINSTAY VP CAPITAL APPRECIATION--INITIAL CLASS
without any Riders.....................  $389.62   $  702.40   $1,203.72   $2,517.46   $389.62   $  873.37   $1,358.51   $2,517.46
with IPP Rider.........................  $434.23   $  838.33   $1,430.02   $3,033.18   $434.23   $1,007.01   $1,581.36   $3,033.18
with EBB Rider.........................  $419.38   $  793.20   $1,355.15   $2,885.82   $419.38   $  962.64   $1,507.64   $2,885.82
with IPP & EBB Riders..................  $463.98   $  929.15   $1,581.45   $3,335.10   $463.98   $1,096.30   $1,730.49   $3,335.10
MAINSTAY VP CASH MANAGEMENT
without any Riders.....................  $380.69   $  675.01   $1,157.86   $2,427.15   $380.69   $  846.44   $1,313.36   $2,427.15
with IPP Rider.........................  $425.33   $  811.34   $1,385.26   $2,945.27   $425.33   $  980.47   $1,537.29   $2,945.27
with EBB Rider.........................  $410.46   $  766.09   $1,310.03   $2,796.44   $410.46   $  935.99   $1,463.20   $2,796.44
with IPP & EBB Riders..................  $455.11   $  902.40   $1,537.40   $3,250.16   $455.11   $1,070.00   $1,687.11   $3,250.16
MAINSTAY VP CONVERTIBLE--INITIAL CLASS
without any Riders.....................  $392.58   $  711.46   $1,218.90   $2,547.31   $392.58   $  882.29   $1,373.47   $2,547.31
with IPP Rider.........................  $437.18   $  847.31   $1,444.89   $3,062.31   $437.18   $1,015.84   $1,596.01   $3,062.31
with EBB Rider.........................  $422.33   $  802.21   $1,370.11   $2,915.41   $422.33   $  971.50   $1,522.37   $2,915.41
with IPP & EBB Riders..................  $466.93   $  938.06   $1,596.10   $3,363.25   $466.93   $1,105.05   $1,744.92   $3,363.25
MAINSTAY VP EQUITY INCOME--INITIAL CLASS
without any Riders.....................  $417.36   $  787.06   $1,344.93   $2,792.90   $417.36   $  956.61   $1,497.57   $2,792.90
with IPP Rider.........................  $461.82   $  921.82   $1,567.94   $3,301.34   $461.82   $1,089.09   $1,717.18   $3,301.34
with EBB Rider.........................  $447.02   $  887.09   $1,494.14   $3,158.42   $447.02   $1,045.11   $1,644.51   $3,158.42
with IPP & EBB Riders..................  $491.50   $1,011.89   $1,717.20   $3,594.18   $491.50   $1,177.64   $1,864.17   $3,594.18

                                                   EXPENSES IF YOU DO NOT
                                                    SURRENDER YOUR POLICY
                                         -------------------------------------------
INVESTMENT DIVISION                       1 YR       3 YR        5 YR        10 YR
-------------------                      -------   ---------   ---------   ---------
MAINSTAY VP BOND--INITIAL CLASS
without any Riders.....................  $215.65   $  665.88   $1,142.58   $2,396.92
with IPP Rider.........................  $261.04   $  802.33   $1,370.30   $2,915.78
with EBB Rider.........................  $245.94   $  757.05   $1,294.97   $2,766.46
with IPP & EBB Riders..................  $291.31   $  893.51   $1,522.70   $3,221.68
MAINSTAY VP CAPITAL APPRECIATION--INITI
without any Riders.....................  $227.75   $  702.40   $1,203.72   $2,517.46
with IPP Rider.........................  $273.09   $  838.33   $1,430.02   $3,033.18
with EBB Rider.........................  $257.99   $  793.20   $1,355.15   $2,885.82
with IPP & EBB Riders..................  $303.32   $  929.15   $1,581.45   $3,335.10
MAINSTAY VP CASH MANAGEMENT
without any Riders.....................  $218.67   $  675.01   $1,157.86   $2,427.15
with IPP Rider.........................  $264.04   $  811.34   $1,385.26   $2,945.27
with EBB Rider.........................  $248.93   $  766.09   $1,310.03   $2,796.44
with IPP & EBB Riders..................  $294.31   $  902.40   $1,537.40   $3,250.16
MAINSTAY VP CONVERTIBLE--INITIAL CLASS
without any Riders.....................  $230.76   $  711.46   $1,218.90   $2,547.31
with IPP Rider.........................  $276.08   $  847.31   $1,444.89   $3,062.31
with EBB Rider.........................  $260.99   $  802.21   $1,370.11   $2,915.41
with IPP & EBB Riders..................  $306.32   $  938.06   $1,596.10   $3,363.25
MAINSTAY VP EQUITY INCOME--INITIAL CLAS
without any Riders.....................  $255.94   $  787.06   $1,344.93   $2,792.90
with IPP Rider.........................  $301.13   $  921.82   $1,567.94   $3,301.34
with EBB Rider.........................  $286.08   $  877.09   $1,494.14   $3,158.42
with IPP & EBB Riders..................  $331.29   $1,011.89   $1,717.20   $3,594.18

                                                       EXPENSES IF YOU                               EXPENSES IF YOU
                                                    ANNUITIZE YOUR POLICY                         SURRENDER YOUR POLICY
                                         -------------------------------------------   -------------------------------------------
INVESTMENT DIVISION                       1 YR       3 YR        5 YR        10 YR      1 YR       3 YR        5 YR        10 YR
-------------------                      -------   ---------   ---------   ---------   -------   ---------   ---------   ---------
MAINSTAY VP GOVERNMENT--INITIAL CLASS
without any Riders.....................  $384.66   $  687.19   $1,178.27   $2,467.41   $384.66   $  858.42   $1,333.45   $2,467.41
with IPP Rider.........................  $429.29   $  823.33   $1,405.18   $2,984.46   $429.29   $  992.27   $1,556.91   $2,984.46
with EBB Rider.........................  $414.42   $  778.15   $1,330.09   $2,836.26   $414.42   $  947.84   $1,482.96   $2,836.26
with IPP & EBB Riders..................  $459.05   $  914.30   $1,557.00   $3,288.04   $459.05   $1,081.70   $1,706.42   $3,288.04
MAINSTAY VP GROWTH EQUITY--INITIAL CLASS
without any Riders.....................  $376.73   $  662.83   $1,137.45   $2,386.76   $376.73   $  834.47   $1,293.25   $2,386.76
with IPP Rider.........................  $421.39   $  799.34   $1,365.33   $2,905.92   $421.39   $  968.68   $1,517.66   $2,905.92
with EBB Rider.........................  $406.50   $  754.00   $1,289.91   $2,756.44   $406.50   $  924.11   $1,443.40   $2,756.44
with IPP & EBB Riders..................  $451.17   $  890.50   $1,517.78   $3,212.18   $451.17   $1,058.30   $1,667.79   $3,212.18
MAINSTAY VP HIGH YIELD CORPORATE BOND--INITIAL CLASS
without any Riders.....................  $385.65   $  690.21   $1,183.35   $2,477.40   $385.65   $  861.39   $1,338.45   $2,477.40
with IPP Rider.........................  $430.27   $  826.33   $1,410.14   $2,994.20   $430.27   $  995.22   $1,561.79   $2,994.20
with EBB Rider.........................  $415.41   $  781.14   $1,335.10   $2,846.17   $415.41   $  950.79   $1,487.90   $2,846.17
with IPP & EBB Riders..................  $460.04   $  917.27   $1,561.89   $3,297.47   $460.04   $1,084.62   $1,711.23   $3,297.47
MAINSTAY VP INDEXED EQUITY--INITIAL CLASS
without any Riders.....................  $363.81   $  623.14   $1,070.80   $2,254.37   $363.81   $  795.45   $1,227.62   $2,254.37
with IPP Rider.........................  $408.54   $  760.17   $1,300.19   $2,776.87   $408.54   $  930.17   $1,453.52   $2,776.87
with EBB Rider.........................  $393.65   $  714.70   $1,224.29   $2,625.23   $393.65   $  885.47   $1,378.77   $2,625.23
with IPP & EBB Riders..................  $438.38   $  851.75   $1,453.71   $3,087.54   $438.38   $1,020.21   $1,604.70   $3,087.54
MAINSTAY VP INTERNATIONAL EQUITY--INITIAL CLASS
without any Riders.....................  $436.13   $  844.13   $1,439.63   $2,975.27   $436.13   $1,012.72   $1,590.83   $2,975.27
with IPP Rider.........................  $480.52   $  978.13   $1,660.47   $3,478.78   $480.52   $1,144.45   $1,808.30   $3,478.78
with EBB Rider.........................  $465.76   $  933.66   $1,587.41   $3,338.81   $465.76   $1,100.73   $1,736.36   $3,338.81
with IPP & EBB Riders..................  $510.14   $1,067.65   $1,808.23   $3,765.56   $510.14   $1,232.46   $1,953.81   $3,765.56
MAINSTAY VP MID CAP CORE--INITIAL CLASS
without any Riders.....................  $458.84   $  912.82   $1,553.09   $3,191.28   $458.84   $1,080.24   $1,702.56   $3,191.28
with IPP Rider.........................  $503.13   $1,045.88   $1,771.31   $3,688.80   $503.13   $1,211.06   $1,917.45   $3,688.80
with EBB Rider.........................  $488.39   $1,001.74   $1,699.12   $3,552.31   $488.39   $1,167.66   $1,846.36   $3,552.31
with IPP & EBB Riders..................  $532.68   $1,134.76   $1,917.28   $3,968.41   $532.68   $1,298.44   $2,061.20   $3,968.41
MAINSTAY VP MID CAP GROWTH--INITIAL CLASS
without any Riders.....................  $435.14   $  841.14   $1,434.67   $2,965.78   $435.14   $1,009.78   $1,585.95   $2,965.78
with IPP Rider.........................  $479.54   $  975.17   $1,655.61   $3,469.51   $479.54   $1,141.54   $1,803.52   $3,469.51
with EBB Rider.........................  $464.77   $  930.70   $1,582.53   $3,329.42   $464.77   $1,097.82   $1,731.56   $3,329.42
with IPP & EBB Riders..................  $509.16   $1,064.71   $1,803.46   $3,756.62   $509.16   $1,229.57   $1,949.11   $3,756.62

                                                   EXPENSES IF YOU DO NOT
                                                    SURRENDER YOUR POLICY
                                         -------------------------------------------
INVESTMENT DIVISION                       1 YR       3 YR        5 YR        10 YR
-------------------                      -------   ---------   ---------   ---------
MAINSTAY VP GOVERNMENT--INITIAL CLASS
without any Riders.....................  $222.71   $  687.19   $1,178.27   $2,467.41
with IPP Rider.........................  $268.07   $  823.33   $1,405.18   $2,984.46
with EBB Rider.........................  $252.96   $  778.15   $1,330.09   $2,836.26
with IPP & EBB Riders..................  $298.31   $  914.30   $1,557.00   $3,288.04
MAINSTAY VP GROWTH EQUITY--INITIAL CLAS
without any Riders.....................  $214.65   $  662.83   $1,137.45   $2,386.76
with IPP Rider.........................  $260.04   $  799.34   $1,365.33   $2,905.92
with EBB Rider.........................  $244.91   $  754.00   $1,289.91   $2,756.44
with IPP & EBB Riders..................  $290.31   $  890.50   $1,517.78   $3,212.18
MAINSTAY VP HIGH YIELD CORPORATE BOND--
without any Riders.....................  $223.72   $  690.21   $1,183.35   $2,477.40
with IPP Rider.........................  $269.06   $  826.33   $1,410.14   $2,994.20
with EBB Rider.........................  $253.96   $  781.14   $1,335.10   $2,846.17
with IPP & EBB Riders..................  $299.32   $  917.27   $1,561.89   $3,297.47
MAINSTAY VP INDEXED EQUITY--INITIAL CLA
without any Riders.....................  $201.52   $  623.14   $1,070.80   $2,254.37
with IPP Rider.........................  $246.98   $  760.17   $1,300.19   $2,776.87
with EBB Rider.........................  $231.85   $  714.70   $1,224.29   $2,625.23
with IPP & EBB Riders..................  $277.30   $  851.75   $1,453.71   $3,087.54
MAINSTAY VP INTERNATIONAL EQUITY--INITI
without any Riders.....................  $275.02   $  844.13   $1,439.63   $2,975.27
with IPP Rider.........................  $320.14   $  978.13   $1,660.47   $3,478.78
with EBB Rider.........................  $305.13   $  933.66   $1,587.41   $3,338.81
with IPP & EBB Riders..................  $350.24   $1,067.65   $1,808.23   $3,765.56
MAINSTAY VP MID CAP CORE--INITIAL CLASS
without any Riders.....................  $298.10   $  912.82   $1,553.09   $3,191.28
with IPP Rider.........................  $343.11   $1,045.88   $1,771.31   $3,688.80
with EBB Rider.........................  $328.13   $1,001.74   $1,699.12   $3,552.31
with IPP & EBB Riders..................  $373.14   $1,134.76   $1,917.28   $3.968.41
MAINSTAY VP MID CAP GROWTH--INITIAL CLA
without any Riders.....................  $274.01   $  841.14   $1,434.67   $2,965.78
with IPP Rider.........................  $319.14   $  975.17   $1,655.61   $3,469.51
with EBB Rider.........................  $304.13   $  930.70   $1,582.53   $3,329.42
with IPP & EBB Riders..................  $349.24   $1,064.71   $1,803.46   $3,756.62

                                                       EXPENSES IF YOU                               EXPENSES IF YOU
                                                    ANNUITIZE YOUR POLICY                         SURRENDER YOUR POLICY
                                         -------------------------------------------   -------------------------------------------
INVESTMENT DIVISION                       1 YR       3 YR        5 YR        10 YR      1 YR       3 YR        5 YR        10 YR
-------------------                      -------   ---------   ---------   ---------   -------   ---------   ---------   ---------
MAINSTAY VP SMALL CAP GROWTH--INITIAL CLASS
without any Riders.....................  $453.91   $  897.94   $1,528.55   $3,144.78   $453.91   $1,065.61   $1,678.39   $3,144.78
with IPP Rider.........................  $498.22   $1,031.19   $1,747.30   $3,643.57   $498.22   $1,196.61   $1,893.81   $3,643.57
with EBB Rider.........................  $483.48   $  986.97   $1,674.94   $3,506.34   $483.48   $1,153.14   $1,822.55   $3,506.34
with IPP & EBB Riders..................  $527.78   $1,120.22   $1,893.72   $3,924.75   $527.78   $1,284.14   $2,038.00   $3,924.75
MAINSTAY VP TOTAL RETURN--INITIAL CLASS
without any Riders.....................  $386.64   $  693.26   $1,188.46   $2,487.45   $386.64   $  864.39    1,343.49   $2,487.45
with IPP Rider.........................  $431.26   $  829.33   $1,415.10   $3,003.93   $431.26   $  998.16   $1,566.68   $3,003.93
with EBB Rider.........................  $416.39   $  784.16   $1,340.10   $2,856.10   $416.39   $  953.76   $1,492.82   $2,856.10
with IPP & EBB Riders..................  $461.02   $  920.24   $1,566.79   $3,306.88   $461.02   $1,087.54   $1,716.05   $3,306.88
MAINSTAY VP VALUE--INITIAL CLASS
without any Riders.....................  $390.61   $  705.40   $1,208.77   $2,527.38   $390.61   $  876.32   $1,363.48   $2,527.38
with IPP Rider.........................  $435.21   $  841.30   $1,434.95   $3,042.87   $435.21   $1,009.93   $1,586.22   $3,042.87
with EBB Rider.........................  $420.36   $  796.20   $1,360.12   $2,895.69   $420.36   $  965.59   $1,512.54   $2,895.69
with IPP & EBB Riders..................  $420.36   $  932.12   $1,586.33   $3,344.52   $464.96   $1,099.21   $1,735.29   $3,344.52
MAINSTAY VP AMERICAN CENTURY INCOME & GROWTH--INITIAL CLASS
without any Riders.....................  $417.36   $  787.06   $1,344.93   $2,792.90   $417.36   $  956.61   $1,497.57   $2,792.90
with IPP Rider.........................  $461.82   $  921.82   $1,567.94   $3,301.34   $461.82   $1,089.09   $1,717.18   $3,301.34
with EBB Rider.........................  $447.02   $  877.09   $1,494.14   $3,158.42   $447.02   $1,045.11   $1,644.51   $3,158.42
with IPP & EBB Riders..................  $491.50   $1,011.89   $1,717.20   $3,594.18   $491.50   $1,177.64   $1,864.17   $3,594.18
MAINSTAY VP DREYFUS LARGE COMPANY VALUE--INITIAL CLASS
without any Riders.....................  $423.29   $  805.11   $1,374.93   $2,850.87   $423.29   $  974.36   $1,527.11   $2,850.87
with IPP Rider.........................  $467.74   $  939.67   $1,597.27   $3,357.79   $467.74   $1,106.64   $1,746.07   $3,357.79
with EBB Rider.........................  $452.93   $  894.98   $1,523.70   $3,215.76   $452.93   $1,062.70   $1,673.62   $3,215.76
with IPP & EBB Riders..................  $497.38   $1,029.51   $1,746.02   $3,648.66   $497.38   $1,194.97   $1,892.55   $3,648.66
MAINSTAY VP EAGLE ASSET MANAGEMENT GROWTH EQUITY--INITIAL CLASS
without any Riders.....................  $406.46   $  753.86   $1,289.66   $2,685.62   $406.46   $  923.96   $1,443.15   $2,685.62
with IPP Rider.........................  $450.98   $  889.11   $1,513.99   $3,196.96   $450.98   $1,056.93   $1,664.06    3,196.96
with EBB Rider.........................  $436.16   $  844.23   $1,439.79   $3,052.31   $436.16   $1,012.81   $1,590.99   $3,052.31
with IPP & EBB Riders..................  $480.68   $  979.45   $1,664.09   $3,493.33   $480.68   $1,145.75   $1,811.87   $3,493.33
MAINSTAY VP LORD ABBETT DEVELOPING GROWTH--INITIAL CLASS
without any Riders.....................  $435.14   $  841.14   $1,434.67   $2,965.78   $435.14   $1,009.78   $1,585.95   $2,965.78
with IPP Rider.........................  $479.54   $  975.17   $1,655.61   $3,469.51   $479.54   $1,141.54   $1,803.52   $3,469.51
with EBB Rider.........................  $464.77   $  930.70   $1,582.53   $3,329.42   $464.77   $1,097.82   $1,731.56   $3,329.42
with IPP & EBB Riders..................  $509.16   $1,064.71   $1,803.46   $3,756.62   $509.16   $1,229.57   $1,949.11   $3,756.62

                                                   EXPENSES IF YOU DO NOT
                                                    SURRENDER YOUR POLICY
                                         -------------------------------------------
INVESTMENT DIVISION                       1 YR       3 YR        5 YR        10 YR
-------------------                      -------   ---------   ---------   ---------
MAINSTAY VP SMALL CAP GROWTH--INITIAL C
without any Riders.....................  $293.09   $  897.94   $1,528.55   $3,144.78
with IPP Rider.........................  $338.12   $1,031.19   $1,747.30   $3,643.57
with EBB Rider.........................  $323.14   $  986.97   $1,674.94   $3,506.34
with IPP & EBB Riders..................  $368.16   $1,120.22   $1,893.72   $3,924.75
MAINSTAY VP TOTAL RETURN--INITIAL CLASS
without any Riders.....................  $224.72   $  693.26   $1,188.46   $2,487.45
with IPP Rider.........................  $270.07   $  829.33   $1,415.10   $3,003.92
with EBB Rider.........................  $254.96   $  784.16   $1,340.10   $2,856.10
with IPP & EBB Riders..................  $300.31   $  920.24   $1,566.79   $3,306.88
MAINSTAY VP VALUE--INITIAL CLASS
without any Riders.....................  $228.75   $  705.40   $1,208.77   $2,527.38
with IPP Rider.........................  $274.08   $  841.30   $1,434.95   $3,042.87
with EBB Rider.........................  $258.99   $  796.20   $1,360.12   $2,895.69
with IPP & EBB Riders..................  $304.32   $  932.12   $1,586.33   $3,344.52
MAINSTAY VP AMERICAN CENTURY INCOME & G
without any Riders.....................  $255.94   $  787.06   $1,344.93   $2,792.90
with IPP Rider.........................  $301.13   $  921.82   $1,567.94   $3,301.34
with EBB Rider.........................  $286.08   $  877.09   $1,494.14   $3,158.42
with IPP & EBB Riders..................  $331.29   $1,011.89   $1,717.20   $3,594.18
MAINSTAY VP DREYFUS LARGE COMPANY VALUE
without any Riders.....................  $261.97   $  805.11   $1,374.93   $2,850.87
with IPP Rider.........................  $307.15   $  939.67   $1,597.27   $3,357.79
with EBB Rider.........................  $292.10   $  894.98   $1,523.70   $3,215.76
with IPP & EBB Riders..................  $337.27   $1,029.51   $1,746.02   $3,648.66
MAINSTAY VP EAGLE ASSET MANAGEMENT GROW
without any Riders.....................  $244.87   $  753.86   $1,289.66   $2,685.62
with IPP Rider.........................  $290.11   $  889.11   $1,513.99   $3,196.96
with EBB Rider.........................  $275.05   $  844.23   $1,439.79   $3,052.31
with IPP & EBB Riders..................  $320.30   $  979.45   $1,664.09   $3,493.33
MAINSTAY VP LORD ABBETT DEVELOPING GROW
without any Riders.....................  $274.01   $  841.14   $1,434.67   $2,965.78
with IPP Rider.........................  $319.41   $  975.17   $1,655.61   $3,469.51
with EBB Rider.........................  $304.13   $  930.70   $1,582.53   $3,329.42
with IPP & EBB Riders..................  $349.24   $1,064.71   $1,803.46   $3,756.62

                                                       EXPENSES IF YOU                               EXPENSES IF YOU
                                                    ANNUITIZE YOUR POLICY                         SURRENDER YOUR POLICY
                                         -------------------------------------------   -------------------------------------------
INVESTMENT DIVISION                       1 YR       3 YR        5 YR        10 YR      1 YR       3 YR        5 YR        10 YR
-------------------                      -------   ---------   ---------   ---------   -------   ---------   ---------   ---------
ALGER AMERICAN SMALL CAPITALIZATION--CLASS O SHARES
without any Riders.....................  $422.31   $  802.12   $1,369.95   $2,841.28   $422.31   $  971.41   $1,522.21   $2,841.28
with IPP Rider.........................  $466.76   $  936.70   $1,592.40   $3,348.38   $466.76   $1,103.72   $1,741.27   $3,348.38
with EBB Rider.........................  $451.95   $  892.00   $1,518.77   $3,206.25   $451.95   $1,059.78   $1,668.76   $3,206.25
with IPP & EBB Riders..................  $496.40   $1,026.59   $1,741.24   $3,639.61   $496.40   $1,192.09   $1,887.84   $3,639.61
CALVERT SOCIAL BALANCED
without any Riders.....................  $416.37   $  784.06   $1,339.93   $2,783.18   $416.37   $  953.66   $1,492.65   $2,783.18
with IPP Rider.........................  $460.84   $  918.85   $1,563.05   $3,291.89   $460.84   $1,086.17   $1,712.37   $3,291.89
with EBB Rider.........................  $446.03   $  874.11   $1,489.22   $3,148.82   $446.03   $1,042.19   $1,639.67   $3,148.82
with IPP & EBB Riders..................  $490.51   $1,008.94   $1,712.37   $3,585.04   $490.51   $1,174.74   $1,859.41   $3,585.04
DREYFUS IP TECHNOLOGY GROWTH INITIAL SHARES
without any Riders.....................  $414.38   $  777.99   $1,329.87   $2,763.73   $414.38   $  947.69   $1,482.74   $2,763.73
with IPP Rider.........................  $458.88   $  912.93   $1,553.26   $3,273.00   $458.88   $1,080.35   $1,702.73   $3,273.00
with EBB Rider.........................  $444.06   $  868.15   $1,479.38   $3,129.63   $444.06   $1,036.32   $1,629.97   $3,129.63
with IPP & EBB Riders..................  $488.56   $1,003.07   $1,702.75   $3,566.83   $488.56   $1,168.97   $1,849.94   $3,566.83
FIDELITY(R) VIP CONTRAFUND(R)--INITIAL CLASS
without any Riders.....................  $393.59   $  714.51   $1,223.99   $2,557.26   $393.59   $  885.28   $1,378.48   $2,557.26
with IPP Rider.........................  $438.16   $  850.29   $1,449.84   $3,071.99   $438.16   $1,018.77   $1,600.88   $3,071.99
with EBB Rider.........................  $423.31   $  805.20   $1,375.08   $2,925.24   $423.31   $  974.44   $1,527.27   $2,925.24
with IPP & EBB Riders..................  $467.90   $  941.01   $1,600.96   $3,372.60   $467.90   $1,107.96   $1,749.71   $3,372.60
FIDELITY(R) VIP EQUITY-INCOME--INITIAL CLASS
without any Riders.....................  $382.67   $  681.09   $1,168.07   $2,447.27   $382.67   $  852.43   $1,323.41   $2,447.27
with IPP Rider.........................  $427.32   $  817.34   $1,395.23   $2,964.90   $427.32   $  986.38   $1,547.11   $2,964.90
with EBB Rider.........................  $412.45   $  772.11   $1,320.06   $2,816.36   $412.45   $  941.91   $1,473.08   $2,816.36
with IPP & EBB Riders..................  $457.08   $  908.38   $1,547.24   $3,269.15   $457.08   $1,075.87   $1,696.80   $3,269.15
JANUS ASPEN SERIES BALANCED--INSTITUTIONAL SHARES
without any Riders.....................  $392.58   $  711.46   $1,218.90   $2,547.31   $392.58   $  882.29   $1,373.47   $2,547.31
with IPP Rider.........................  $437.13   $  846.73   $1,443.19   $3,055.12   $437.13   $1,015.27   $1,594.33   $3,055.12
with EBB Rider.........................  $422.33   $  802.21   $1,370.11   $2,915.41   $422.33   $  971.50   $1,522.37   $2,915.41
with IPP & EBB Riders..................  $466.87   $  937.48   $1,594.40   $3,356.07   $466.87   $1,104.49   $1,743.24   $3,356.07
JANUS ASPEN SERIES WORLDWIDE GROWTH--INSTITUTIONAL SHARES
without any Riders.....................  $395.56   $  720.57   $1,234.13   $2,577.15   $395.56   $  891.24   $1,388.46   $2,577.15
with IPP Rider.........................  $440.15   $  856.27   $1,459.70   $3,091.29   $440.15   $1,024.64   $1,610.60   $3,091.29
with EBB Rider.........................  $425.30   $  811.25   $1,385.11   $2,944.93   $425.30   $  980.39   $1,537.14   $2,944.93
with IPP & EBB Riders..................  $469.88   $  946.95   $1,610.72   $3,391.29   $469.88   $1,113,79   $1,759.31   $3,391.29

                                                   EXPENSES IF YOU DO NOT
                                                    SURRENDER YOUR POLICY
                                         -------------------------------------------
INVESTMENT DIVISION                       1 YR       3 YR        5 YR        10 YR
-------------------                      -------   ---------   ---------   ---------
ALGER AMERICAN SMALL CAPITALIZATION--CL
without any Riders.....................  $260.97   $  802.12   $1,369.95   $2,841.28
with IPP Rider.........................  $306.15   $  936.70   $1,592.40   $3,348.38
with EBB Rider.........................  $291.10   $  892.00   $1,518.77   $3,206.25
with IPP & EBB Riders..................  $336.28   $1,026.59   $1,741.24   $3,639.61
CALVERT SOCIAL BALANCED
without any Riders.....................  $254.94   $  784.06   $1,339.93   $2,783.18
with IPP Rider.........................  $330.13   $  918.85   $1,563.05   $3,291.89
with EBB Rider.........................  $285.09   $  874.11   $1,489.22   $3,148.82
with IPP & EBB Riders..................  $330.29   $1,008.94   $1,712.37   $3,585.04
DREYFUS IP TECHNOLOGY GROWTH INITIAL SH
without any Riders.....................  $252.91   $  777.99   $1,329.87   $2,763.73
with IPP Rider.........................  $298.14   $  912.93   $1,553.26   $3,273.00
with EBB Rider.........................  $283.08   $  868.15   $1,479.38   $3,129.63
with IPP & EBB Riders..................  $328.30   $1,003.07   $1,702.75   $3,566.83
FIDELITY(R) VIP CONTRAFUND(R)--INITIAL
without any Riders.....................  $231.78   $  714.51   $1,223.99   $2,557.26
with IPP Rider.........................  $277.08   $  850.29   $1,449.84   $3,071.99
with EBB Rider.........................  $261.99   $  805.20   $1,375.08   $2,925.24
with IPP & EBB Riders..................  $307.31   $  941.01   $1,600.96   $3,372.60
FIDELITY(R) VIP EQUITY-INCOME--INITIAL
without any Riders.....................  $220.69   $  681.09   $1,168.07   $2,447.27
with IPP Rider.........................  $266.06   $  817.34   $1,395.23   $2,964.90
with EBB Rider.........................  $250.95   $  772.11   $1,320.06   $2,816.36
with IPP & EBB Riders..................  $296.31   $  908.38   $1,547.24   $3,269.15
JANUS ASPEN SERIES BALANCED--INSTITUTIO
without any Riders.....................  $230.76   $  711.46   $1,218.90   $2,547.31
with IPP Rider.........................  $276.03   $  846.73   $1,443.19   $3,055.12
with EBB Rider.........................  $260.99   $  802.21   $1,370.11   $2,915.41
with IPP & EBB Riders..................  $306.27   $  937.48   $1,594.40   $3,356.07
JANUS ASPEN SERIES WORLDWIDE GROWTH--IN
without any Riders.....................  $233.79   $  720.57   $1,234.13   $2,577.15
with IPP Rider.........................  $279.10   $  856.27   $1,459.70   $3,091.29
with EBB Rider.........................  $264.02   $  811.25   $1,385.11   $2,944.93
with IPP & EBB Riders..................  $309.32   $  946.95   $1,610.72   $3,391.29

                                                       EXPENSES IF YOU                               EXPENSES IF YOU
                                                    ANNUITIZE YOUR POLICY                         SURRENDER YOUR POLICY
                                         -------------------------------------------   -------------------------------------------
INVESTMENT DIVISION                       1 YR       3 YR        5 YR        10 YR      1 YR       3 YR        5 YR        10 YR
-------------------                      -------   ---------   ---------   ---------   -------   ---------   ---------   ---------
MFS(R) INVESTORS TRUST SERIES--INITIAL CLASS
without any Riders.....................  $413.38   $  774.99   $1,324.86   $2,754.02   $413.38   $  944.74   $1,477.81   $2,754.02
with IPP Rider.........................  $457.88   $  909.94   $1,548.36   $3,263.54   $457.88   $1,077.42   $1,697.90   $3,263.54
with EBB Rider.........................  $443.07   $  865.16   $1,474.43   $3,120.00   $443.07   $1,033.39   $1,625.10   $3,120.00
with IPP & EBB Riders..................  $487.57   $1,000.11   $1,697.93   $3,557.65   $487.57   $1,166.06   $1,845.19   $3,557.65
MFS(R) RESEARCH SERIES--INITIAL CLASS
without any Riders.....................  $412.40   $  771.98   $1,319.83   $2,744.26   $412.40   $  941.78   $1,472.86   $2,744.26
with IPP Rider.........................  $456.90   $  906.97   $1,543.46   $3,254.06   $456.90   $1,074.49   $1,693.08   $3,254.06
with EBB Rider.........................  $442.09   $  862.16   $1,469.48   $3,110.34   $442.09   $1,030.44   $1,620.22   $3,110.34
with IPP & EBB Riders..................  $486.59   $  997.18   $1,693.10   $3,548.49   $486.59   $1,163.18   $1,840.44   $3,548.49
T. ROWE PRICE EQUITY INCOME PORTFOLIO
without any Riders.....................  $410.42   $  765.94   $1,309.81   $2,724.81   $410.42   $  935.85   $1,462.98   $3,724.81
with IPP Rider.........................  $454.93   $  901.02   $1,533.65   $3,235.08   $454.93   $1,068.64   $1,683.42   $3,235.08
with EBB Rider.........................  $440.11   $  856.17   $1,459.57   $3,091.03   $440.11   $1,024.55   $1,610.47   $3,091.03
with IPP & EBB Riders..................  $484.62   $  991.27   $1,683.45   $3,530.14   $484.62   $1,157.37   $1,830.93   $3,530.14
VAN ECK WORLDWIDE HARD ASSETS
without any Riders.....................  $447.99   $  880.02   $1,499.00   $3,088.65   $447.99   $1,048.00   $1,649.29   $3,088.65
with IPP Rider.........................  $492.33   $1,013.54   $1,718.46   $3,589.02   $492.33   $1,179.26   $1,865.41   $3,589.02
with EBB Rider.........................  $477.56   $  969.21   $1,645.83   $3,450.87   $477.56   $1,135.68   $1,793.89   $3,450.87
with IPP & EBB Riders..................  $521.90   $1,102.72   $1,865.28   $3,872.03   $521.90   $1,266.94   $2,009.99   $3,872.03
VAN KAMPEN UIF EMERGING MARKETS EQUITY--CLASS I
without any Riders.....................  $516.91   $1,087.01   $1,838.31   $3,722.22   $516.91   $1,251.49   $1,983.43   $3,722.22
with IPP Rider.........................  $560.93   $1,217.66   $2,049.85   $4,204.29   $560.93   $1,379.93   $2,191.73   $4,204.29
with EBB Rider.........................  $546.27   $1,174.29   $1,979.86   $4,076.42   $546.27   $1,377.29   $2,122.82   $4,076.42
with IPP & EBB Riders..................  $590.29   $1,304.93   $2,191.42   $4,466.33   $590.29   $1,465.73   $2,331.14   $4,466.33

                                                   EXPENSES IF YOU DO NOT
                                                    SURRENDER YOUR POLICY
                                         -------------------------------------------
INVESTMENT DIVISION                       1 YR       3 YR        5 YR        10 YR
-------------------                      -------   ---------   ---------   ---------
MFS(R) INVESTORS TRUST SERIES--INITIAL
without any Riders.....................  $251.90   $  774.99   $1,324.86   $2,754.02
with IPP Rider.........................  $297.12   $  909.94   $1,548.36   $3,263.54
with EBB Rider.........................  $282.07   $  865.16   $1,474.43   $3,120.00
with IPP & EBB Riders..................  $327.30   $1,000.11   $1,697.93   $3,557.65
MFS(R) RESEARCH SERIES--INITIAL CLASS
without any Riders.....................  $250.90   $  771.98   $1,319.83   $2,744.26
with IPP Rider.........................  $296.13   $  906.97   $1,543.46   $3,254.06
with EBB Rider.........................  $281.08   $  862.16   $1,469.48   $3,110.34
with IPP & EBB Riders..................  $326.30   $  997.18   $1,693.10   $3,548.49
T. ROWE PRICE EQUITY INCOME PORTFOLIO
without any Riders.....................  $248.89   $  765.94   $1,309.81   $2,744.26
with IPP Rider.........................  $294.13   $  901.02   $1,533.65   $3,235.08
with EBB Rider.........................  $279.06   $  856.17   $1,459.57   $3,091.03
with IPP & EBB Riders..................  $324.30   $  991.27   $1,683.45   $3,530.14
VAN ECK WORLDWIDE HARD ASSETS
without any Riders.....................  $287.07   $  880.02   $1,499.00   $3,088.65
with IPP Rider.........................  $332.13   $1,013.54   $1,718.46   $3,589.02
with EBB Rider.........................  $317.12   $  969.21   $1,645.83   $3,450.87
with IPP & EBB Riders..................  $362.19   $1,102.72   $1,865.28   $3,872.03
VAN KAMPEN UIF EMERGING MARKETS EQUITY-
without any Riders.....................  $357.11   $1,087.01   $1,838.31   $3,722.22
with IPP Rider.........................  $401.86   $1,217.66   $2,049.85   $4,204.29
with EBB Rider.........................  $386.95   $1,174.29   $1,979.86   $4,076.42
with IPP & EBB Riders..................  $431.70   $1,304.93   $2,191.42   $4,466.33

     QUESTIONS AND ANSWERS ABOUT LIFESTAGES(R) ESSENTIALS VARIABLE ANNUITY

     NOTE: THE FOLLOWING SECTION CONTAINS BRIEF QUESTIONS AND ANSWERS ABOUT LIFESTAGES(R) ESSENTIALS VARIABLE ANNUITY. YOU SHOULD REFER TO THE BODY OF THIS PROSPECTUS FOR MORE DETAILED INFORMATION.

1. WHAT IS LIFESTAGES(R) ESSENTIALS VARIABLE ANNUITY?

     A LIFESTAGES(R) ESSENTIALS VARIABLE ANNUITY is a Flexible Premium Deferred Variable Retirement Annuity policy. NYLIAC issues the policy. You may allocate premium payments to one or more of the Investment Divisions of the Separate Account, or to one or both of the Fixed Accounts. In addition, you may also allocate premium payments to one or more DCA Advantage Plan Accounts. The Accumulation Value will fluctuate according to the performance of the Investment Divisions selected and the interest credited to the amounts in the Fixed Accounts and the DCA Advantage Plan Accounts.

2. WHERE CAN I ALLOCATE MY PREMIUM PAYMENTS?

     (a) You can allocate your premium payments to one or more of the following Allocation Alternatives:

        (i) SEPARATE ACCOUNT

             The Separate Account currently consists of 37 Investment Divisions, 31 of which are available under this policy. The available Investment Divisions are listed on the first page of this Prospectus. When you allocate a premium payment to one of the Investment Divisions, the Separate Account will invest your premium payment exclusively in shares of the corresponding Eligible Portfolio of the relevant Fund.

        (ii) FIXED ACCOUNTS

             Each premium payment, or the portion of any premium payment, you allocate to either of the Fixed Accounts will reflect the fixed interest rate then in effect for the particular Fixed Account. (See "THE FIXED ACCOUNTS.")

     (b) You can also allocate your premium payments to the DCA Advantage Plan. The DCA Advantage Plan consists of three DCA Advantage Plan Accounts: a 6-month, 12-month and an 18-month account. NYLIAC will credit interest to amounts held in the DCA Advantage Plan Accounts at rates we have set in advance. The DCA Advantage Plan allows you to set up automatic dollar cost averaging from the DCA Advantage Plan Accounts into the Investment Divisions and/or the 1-Year Fixed Account. (See "THE POLICIES--Dollar Cost Averaging (DCA) Program--The DCA Advantage Plan.")

3. CAN I MAKE TRANSFERS AMONG THE INVESTMENT DIVISIONS AND THE FIXED ACCOUNTS?

     You can transfer all or part of the Accumulation Value of your policy between the Investment Divisions or from the Investment Divisions to the 1-Year Fixed Account at least 30 days before the Annuity Commencement Date. Transfers from the Investment Divisions or the 1-Year Fixed Account into the 3-Year Fixed Account are not permitted. (See "THE FIXED ACCOUNTS.") Generally, you can transfer a minimum amount of $500, unless we agree otherwise. You can make unlimited transfers each Policy Year, subject to the "Limits on Transfers" section. However, we reserve the right to impose a fee of $30 per transfer after the first 12 in a given Policy Year. (See "THE POLICIES--Transfers.")

     You can make transfers to the Investment Divisions from the Fixed Accounts and the DCA Advantage Plan Accounts, although certain restrictions may apply. (See "THE FIXED ACCOUNTS" and "THE POLICIES--Dollar Cost Averaging (DCA) Program--The DCA Advantage Plan Accounts.") In addition, you can request transfers through the traditional Dollar Cost Averaging, Automatic Asset Reallocation or Interest Sweep options described in this Prospectus. You may not transfer money into the 1-Year Fixed Account if you transferred money out of either of the Fixed Accounts during the previous six-month period. Transfers into the 3-Year Fixed Account are not permitted.

4. WHAT CHARGES ARE ASSESSED AGAINST THE POLICY?

     Before the date we start making Income Payments to you, we will deduct a policy service charge of $30 on each Policy Anniversary and upon surrender of the policy if on that date the Accumulation Value is below $50,000. In addition, we deduct a daily charge for certain mortality and expense risks NYLIAC assumes and for policy administration expenses. This charge is 1.45% of the daily average Variable Accumulation Value. (See "CHARGES AND DEDUCTIONS--Other Charges.")

     We impose a surrender charge on certain partial withdrawals or surrenders of the policies. This charge is assessed as a percentage of the amount of premium payment withdrawn during the first seven Payment Years following each premium payment. We keep track of each premium payment and assess a charge based on the length of time a premium payment is in your policy before it is withdrawn. The percentage declines after the first three Payment Years as follows:

                        PAYMENT YEAR                          SURRENDER CHARGE
                        ------------                          ----------------
1...........................................................         7%
2...........................................................         7%
3...........................................................         7%
4...........................................................         6%
5...........................................................         6%
6...........................................................         5%
7...........................................................         4%
8+..........................................................         0%

     For purposes of calculating the surrender charge, we treat withdrawals as coming from the oldest premium payment first (on a first-in, first-out basis).

     You can make withdrawals from the policy free of surrender charges based on certain limitations. In any one Policy Year, you may withdraw free of a surrender charge the greatest of (a) 10% of the Accumulation Value at the time of the withdrawal; (b) the Accumulation Value less the accumulated premium payments; or (c) 10% of the Accumulation Value as of the prior Policy Anniversary, less any prior Surrender Charge free withdrawals during the policy year. (See "CHARGES AND DEDUCTIONS--Surrender Charges" and "EXCEPTIONS TO SURRENDER CHARGES.")

     If you select the Investment Protection Plan ("IPP") Rider (in jurisdictions where available), we will deduct a charge on each policy quarter, based on the amount that is guaranteed less any prior Surrender Charge free withdrawals during the policy year. (See "OTHER CHARGES--Investment Protection Plan Rider Charge.") The maximum annual charge for this feature is 1% of the amount that is guaranteed. To the extent permitted by law, we may deduct a charge from your Accumulation Value if you cancel the Investment Protection Plan Rider. We call this charge a Rider Risk Charge Adjustment. (See "OTHER CHARGES--Rider Risk Charge Adjustment.") The maximum Rider Risk Charge Adjustment is 2% of the amount that is guaranteed. We set both of these charges at our sole discretion, subject to the stated maximums. You should consult with your registered representative to determine the percentages we are currently charging before you select the Investment Protection Plan Rider. We will not increase either of these charges after the date the rider becomes effective for the Investment Protection Plan.

     If you select the Enhanced Beneficiary Benefit ("EBB") Rider (in jurisdictions where available), we will deduct a charge on the first Business Day of each policy quarter that the Rider is in effect based on the Accumulation Value as of that date. We will deduct this charge beginning with the first policy quarter after the Policy Date. This charge will be deducted from each Allocation Alternative and from each DCA Account, if applicable, in proportion to its percentage of the Accumulation Value on the first Business Day of the applicable quarter. The maximum annual charge is 1.00% of the policy's Accumulation Value, applied on a quarterly basis. We may set a lower charge at our sole discretion. The current charge for the EBB Rider is 0.30% of the policy's Accumulation Value, applied on a quarterly basis (0.075% per quarter). This charge will not change once your policy is issued.

     Finally, the value of the shares of each Fund reflects advisory fees, administration fees and other expenses deducted from the assets of each Fund. (See the Fund prospectuses which accompany this Prospectus.)

5. WHAT ARE THE MINIMUM INITIAL AND MAXIMUM ADDITIONAL PREMIUM PAYMENTS?

     Unless we permit otherwise, the minimum initial premium payment is $2,000 for Qualified Policies and $5,000 for Non-Qualified Policies. You can make additional premium payments of at least $500 or such lower amount as we may permit at any time. In the states of Alabama, Maryland, Massachusetts, New Jersey, Oregon and Washington, additional premium payments are allowed only during the first Policy Year. Additional premium payments must be at least $1,000 or such lower amount as we may permit. Premium payments may be sent to NYLIAC at the address listed in Question 15 of this prospectus. We may agree to other methods of payment. The maximum aggregate amount of premium payments we accept is $1,000,000, without prior approval. For Qualified Policies, you may not make premium payments in excess of the amount permitted by law for the plan.

6. HOW ARE PREMIUM PAYMENTS ALLOCATED?

     We will allocate the initial premium payment to the Investment Divisions, Fixed Accounts and DCA Advantage Plan Accounts you have selected within two Business Days after receipt, subject to our receipt of all information necessary to issue a policy. Subsequent premium payments will be allocated at the close of the Business Day on which they are received.

     You may allocate the initial premium payment in the Investment Divisions (including the DCA Advantage Plan Accounts), plus the Fixed Accounts. Moreover, you may raise or lower the percentages of the premium payment (which must be in whole number percentages) you place in each Allocation Alternative at the time you make a premium payment. However, any change to your allocations may not result in the Accumulation Value being allocated to more than 18 Investment Divisions (including the DCA Advantage Plan Accounts) plus the Fixed Accounts. The minimum amount which you may place in any one Allocation Alternative (except the DCA Advantage Plan Accounts) is $25, or such lower amount as we may permit. We reserve the right to limit the amount of a premium payment that you may place in any one Allocation Alternative and the number of Investment Divisions to which you allocate your Accumulation Value.

7. WHAT HAPPENS IF PREMIUM PAYMENTS ARE NOT MADE?

     If we do not receive any premium payments for a period of two years, and both the Accumulation Value of your policy and your total premium payments less any withdrawals and surrender charges are less than $2,000, we reserve the right to terminate your policy, subject to applicable state laws. We will notify you of our intention to exercise this right and give you 90 days to make a premium payment. If we terminate your policy, we will pay you the Accumulation Value of your policy in one lump sum.

     In the states of Alabama, Maryland, Massachusetts, New Jersey, Oregon and Washington, if the Accumulation Value of your policy and your total premium payments less any withdrawals and surrender charges are less than $2,000, we reserve the right to terminate your policy, subject to applicable state laws. We will notify you of our intention to exercise this right 90 days prior to terminating your policy. If we terminate your policy, we will pay you the Accumulation Value of your policy in one lump sum.

8. CAN I WITHDRAW MONEY FROM THE POLICY BEFORE THE ANNUITY COMMENCEMENT DATE?

     You may make withdrawals from your policy before the Annuity Commencement Date and while the Annuitant is still alive. Your withdrawal request must be in a form that is acceptable to us. Under most circumstances, you may make a minimum partial withdrawal of $500. Withdrawals may be subject to a surrender charge. In addition, you may have to pay income tax and a 10% penalty tax may apply if you are under age 59 1/2. (See "DISTRIBUTIONS UNDER THE POLICY" and "FEDERAL TAX MATTERS.")

9. HOW WILL NYLIAC MAKE INCOME PAYMENTS ON THE ANNUITY COMMENCEMENT DATE?

     We will make Income Payments on a fixed basis. We do not currently offer a variable income payment option. We will make payments under the Life Income Payment Option over the life of the Annuitant with a guarantee of 10 years of payments, even if the Annuitant dies sooner. Income Payments will always be the same specified amount. (See "DISTRIBUTIONS UNDER THE POLICY--Income Payments.") We may offer other options, at our discretion, where permitted by state law.

10. WHAT HAPPENS IF I DIE OR THE ANNUITANT DIES BEFORE THE ANNUITY COMMENCEMENT DATE?

     If you or the Annuitant dies before the Annuity Commencement Date, we will pay the Beneficiary under the policy an amount equal to the greatest of:

        (a) the Accumulation Value, less any outstanding loan balance,

        (b) the sum of all premium payments made, less any outstanding loan balance, partial withdrawals and surrender charges previously imposed, less any rider charges, or

        (c) the "reset value" (as described under "Death Before Annuity Commencement" in this Prospectus) plus any additional premium payments made since the most recent "reset date," less any outstanding loan balance, proportional withdrawals made since the most recent Reset

            Anniversary, any surrender charges applicable to such proportional withdrawals, and any rider charges since the last Reset Anniversary.

     If the Beneficiary is the spouse of the Annuitant or the owner, see Question 11. (Also see "DISTRIBUTIONS UNDER THE POLICY--Death Before Annuity Commencement" and "FEDERAL TAX MATTERS.")

11. WHAT HAPPENS IF MY SPOUSE IS THE BENEFICIARY?

     If you are the owner and Annuitant and you die before the Annuity Commencement Date, your spouse may continue the policy as the new owner and Annuitant if he/she is also the sole primary Beneficiary (for Non-Qualified, IRA, Roth IRA, and SEP policies; only Inherited IRA policies are excluded). If your spouse chooses to continue the policy, we will not pay the death benefit proceeds as a consequence of your death, or the Annuitant's death. If you select the EBB Rider and the Enhanced Spousal Continuance (ESC) Rider applies, see the EBB and ESC Riders for details.

12. CAN I RETURN THE POLICY AFTER IT IS DELIVERED?

     You can cancel the policy by returning it to us, or to the registered representative through whom you purchased it, within 10 days of delivery of the policy or such longer period as required under state law. Except in jurisdictions where you are entitled by law to receive the total of premium payments less any prior partial withdrawals, we will return the Accumulation Value on the date we receive the policy. We will set forth the provision in your Policy.

13. WHAT ABOUT VOTING RIGHTS?

     You can instruct NYLIAC how to vote shares of the Funds in which you have a voting interest through the Separate Account. (See "VOTING RIGHTS.")

14. ARE POLICY LOANS AVAILABLE?

     If you have purchased your policy in connection with a tax-sheltered annuity "TSA" (Section 403(b)) plan, you may be able to borrow some of your Accumulation Value subject to certain conditions. (See "DISTRIBUTIONS UNDER THE POLICY--Loans.")

15. HOW DO I CONTACT NYLIAC?

                          GENERAL INQUIRIES AND WRITTEN REQUESTS  PREMIUM PAYMENTS AND LOAN PAYMENTS
                          --------------------------------------  ----------------------------------
REGULAR MAIL              NYLIAC Variable Products Service        NYLIAC
                          Center                                  75 Remittance Drive
                          Madison Square Station                  Suite 3021
                          P.O. Box 922                            Chicago, IL 60675-3021
                          New York, NY 10159

EXPRESS MAIL              NYLIAC Variable Products Service        NYLIAC, Suite 3021
                          Center                                  c/o The Northern Trust Bank
                          51 Madison Avenue                       350 North Orleans Street
                          Room 452                                Receipt & Dispatch, 8th Floor
                          New York, NY 10010                      Chicago, IL 60654

CUSTOMER SERVICE          (800) 598-2019
AND INTERACTIVE
VOICE
RESPONSE SYSTEM

     You may send service requests to us at the Variable Products Service Center
(VPSC) addresses listed above. In addition, as described below, you can contact us through the Internet at our Virtual Service Center (VSC) and through an automated telephone service called the Interactive Voice Response System (IVR). (See "Virtual Service Center and Interactive Voice Response System.")

16. HOW WILL NYLIAC CALCULATE INVESTMENT PERFORMANCE OF THE SEPARATE ACCOUNT?

     YIELDS. The yield of the MainStay VP Cash Management Investment Division refers to the annualized income generated by an investment in that Investment Division over a specified seven-day period. In calculating the yield, we assume that the income generated for that seven-day period is generated each seven-day period over a 52-week period. The current yield is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned in the MainStay VP Cash Management Investment Division is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment. For the seven-day period ended December 31, 2002, the MainStay VP Cash Management Investment Division's yield and effective yield were -0.49% and -0.49%, respectively.

     The yield of the MainStay VP Government--Initial Class, MainStay VP High Yield Corporate Bond--Initial Class or MainStay VP Bond--Initial Class Investment Divisions refers to the annualized income generated in that Investment Division over a specified thirty-day period. In calculating the yield, we assume that the income generated by the investment during that thirty-day period is generated each thirty-day period over a 12-month period. The current yield is shown as a percentage of the investment. For the 30-day period ended December 31, 2002, the annualized yields for the MainStay VP Government--Initial Class, MainStay VP High Yield Corporate Bond--Initial Class and MainStay VP Bond--Initial Class Investment Divisions were 1.29%, 9.03% and 2.21%, respectively.

     Past performance is no indication of future performance. For additional information regarding the yields described above, please refer to the Statement of Additional information.

     TOTAL RETURN CALCULATIONS. The following tables present performance data for each of the Investment Divisions for periods ending December 31, 2002. The average annual total return (if surrendered) data reflect all Separate Account and Fund annual expenses shown in the Fee Table. The average annual total return (if surrendered) figures assume the policy is surrendered at the end of the periods shown. The annual policy service charge, which is charged to policies with an Accumulation Value of less than $50,000, is not reflected. This fee, if applicable, would reduce the rates of return. The average annual total return (no surrenders) does not reflect the deduction of any surrender charges. All rates of return include the reinvestment of investment income, including interest and dividends.

     Certain Portfolios existed prior to the date that they were added to an Investment Division of the Separate Account. For periods prior to an Investment Division's inception date, the performance of the Investment Division was derived from the performance of the corresponding Portfolios, as modified to reflect the Separate Account and Fund annual expenses as if the policy had been available during the periods shown. The results shown are not an estimate or guarantee of future investment performance for the Investment Divisions.

                      (This page intentionally left blank)

                          AVERAGE ANNUAL TOTAL RETURN
                     (FOR PERIODS ENDED DECEMBER 31, 2002)

                                                           MAINSTAY VP                                              MAINSTAY VP
                                        MAINSTAY VP          CAPITAL          MAINSTAY VP        MAINSTAY VP          EQUITY
                                           BOND           APPRECIATION           CASH            CONVERTIBLE          INCOME
      INVESTMENT DIVISIONS:           --INITIAL CLASS    --INITIAL CLASS      MANAGEMENT       --INITIAL CLASS    --INITIAL CLASS
      ---------------------           ---------------    ---------------      -----------      ---------------    ---------------
    PORTFOLIO INCEPTION DATE:           1/23/84            1/29/93            1/29/93            10/1/96            7/2/01
----------------------------------
INVESTMENT DIVISION INCEPTION DATE:
-----------------------------------        5/10/02            5/10/02            5/10/02            5/10/02            5/10/02
AVERAGE ANNUAL TOTAL RETURN (IF SURRENDERED)
1 Year.......................                1.11%            -36.12%             -6.40%            -14.95%            -21.11%
3 Year.......................                5.91%            -24.79%              0.05%             -8.44%                 --
5 Year.......................                4.63%             -6.28%              1.66%              2.32%                 --
10 Year......................                5.70%                 --                 --                 --                 --
Since Portfolio Inception....                7.73%              5.07%              2.88%              4.93%            -15.58%
Since Investment Division
  Inception*.................                0.94%            -30.06%             -6.43%            -13,11%            -24.16%
AVERAGE ANNUAL TOTAL RETURN (NO SURRENDERS)
1 Year.......................                7.91%            -31.83%             -0.10%             -9.23%            -15.80%
3 Year.......................                7.95%            -23.14%              2.24%             -6.43%                 --
5 Year.......................                5.61%             -5.23%              2.76%              3.39%                 --
10 Year......................                5.70%                 --                 --                 --                 --
Since Portfolio Inception....                7.73%              5.07%              2.88%              5.42%            -11.85%
Since Investment Division
  Inception*.................                7.72%            -25.36%             -0.13%             -7.27%            -19.06%

                                                                              MAINSTAY VP
                                                                               AMERICAN          MAINSTAY VP        MAINSTAY VP
                                                                                CENTURY         DREYFUS LARGE       EAGLE ASSET
                                        MAINSTAY VP        MAINSTAY VP         INCOME &            COMPANY          MANAGEMENT
                                       TOTAL RETURN           VALUE             GROWTH              VALUE          GROWTH EQUITY
      INVESTMENT DIVISIONS:           --INITIAL CLASS    --INITIAL CLASS    --INITIAL CLASS    --INITIAL CLASS    --INITIAL CLASS
      ---------------------           ---------------    ---------------    ---------------    ---------------    ---------------
    PORTFOLIO INCEPTION DATE:           1/23/93            5/1/95             5/1/98             5/1/98             5/1/98
----------------------------------
INVESTMENT DIVISION INCEPTION DATE:
-----------------------------------        5/10/02            5/10/02            5/10/02            5/10/02            5/10/02
AVERAGE ANNUAL TOTAL RETURN (IF SURRENDERED)
1 Year.......................              -22.95%            -27.09%            -25.68%            -28.76%            -33.70%
3 Year.......................              -13.85%             -7.06%            -16.14%            -11.03%            -21.50%
5 Year.......................               -1.37%             -3.85%                 --                 --                 --
10 Year......................                   --                 --                 --                 --                 --
Since Portfolio Inception....                5.60%              5.21%             -5.99%             -5.64%             -1.53%
Since Investment Division
  Inception*.................              -18.24%            -28.15%            -23.64%            -25.16%            -26.01%
AVERAGE ANNUAL TOTAL RETURN (NO SURRENDERS)
1 Year.......................              -17.77%            -22.19%            -20.68%            -23.97%            -29.24%
3 Year.......................              -11.96%             -5.03%            -14.30%             -9.07%            -19.77%
5 Year.......................               -0.27%             -2.78%                 --                 --                 --
10 Year......................                   --                 --                 --                 --                 --
Since Portfolio Inception....                5.60%              5.21%             -4.86%             -4.52%             -0.35%
Since Investment Division
  Inception*.................              -12.74%             23.32%            -18.50%            -20.12%            -21.03%

------------

* Performance is calculated as of the initial date a deposit was received in the Investment Division.

     For additional information regarding the total return calculations described above, you should refer to the Statement of Additional Information.

                                          MAINSTAY VP
                                          HIGH YIELD                           MAINSTAY VP                         MAINSTAY VP
      MAINSTAY VP       MAINSTAY VP        CORPORATE        MAINSTAY VP       INTERNATIONAL      MAINSTAY VP         MID CAP
      GOVERNMENT       GROWTH EQUITY         BOND          INDEXED EQUITY        EQUITY         MID CAP CORE         GROWTH
    --INITIAL CLASS   --INITIAL CLASS   --INITIAL CLASS   --INITIAL CLASS    --INITIAL CLASS   --INITIAL CLASS   --INITIAL CLASS
    ---------------   ---------------   ---------------   ---------------    ---------------   ---------------   ---------------
      1/29/93           1/23/84           5/1/95            1/29/93            5/1/95            7/2/01            7/2/01
        55/10/02          5/10/02           5/10/02           5/10/02            5/10/02           5/10/02           5/10/02
          1.45%           -30.05%            -5.75%           -28.17%            -11.73%           -19.59%           -34.06%
          5.93%           -18.34%            -3.30%           -17.77%            -15.47%           --                --
          4.57%            -2.54%             0.55%            -3.28%             -1.35%           --                --
        --                  7.33%           --                --                 --                --                --
          5.19%             8.47%             5.64%             7.38%              2.20%           -17.30%           -28.85%
          0.59%           -24.28%            -9.43%           -23.12%            -17.35%           -23.69%           -34.31%
          8.27%           -25.34%             0.59%           -23.34%             -5.79%           -14.18%           -29.62%
          7.97%           -16.55%            -1.18%           -15.96%            -13.61%           --                --
          5.55%            -1.45%             1.67%            -2.20%             -0.24%           --                --
        --                  7.33%           --                --                 --                --                --
          5.19%             8.47%             5.64%             7.38%              2.20%           -13.64%           -25.70%
          7.36%           -19.19%            -3.34%           -17.96%            -11.80%           -18.56%           -29.89%

       7/2/01
         -32.04%
         --
         --
         --
         -25.36%
         -30.55%
         -27.47%
         --
         --
         --
         -22.06%
         -25.88%

                           ALGER
      MAINSTAY VP        AMERICAN                                                                                  JANUS ASPEN
      LORD ABBETT          SMALL                             DREYFUS IP                                              SERIES
      DEVELOPING      CAPITALIZATION                         TECHNOLOGY      FIDELITY(R) VIP   FIDELITY(R) VIP      BALANCED
        GROWTH           --CLASS O      CALVERT SOCIAL         GROWTH         CONTRAFUND(R)     EQUITY-INCOME    --INSTITUTIONAL
    --INITIAL CLASS       SHARES           BALANCED       --INITIAL SHARES   --INITIAL CLASS   --INITIAL CLASS       SHARES
    ---------------   --------------    --------------    ----------------   ---------------   ---------------   ---------------
      5/1/98            9/21/88           9/2/86            8/31/99            1/3/95            10/9/86           9/13/93
        55/10/02          5/10/02           5/10/02           5/10/02            5/10/02           5/10/02           5/10/02
        -34.42%           -31.87%           -18.87%           -44.05%            -16.28%           -23.30%           -13.60%
        -21.83%           -30.23%           -10.77%           -35.74%            -12.66%            -8.43%            -7.87%
        --                -11.20%            -1.87%           --                   1.10%            -2.21%             5.72%
        --                 -0.16%             5.07%           --                 --                  8.22%           --
        -11.22%             6.94%             6.32%           -23.17%             10.66%             8.36%            10.27%
        -27.64%           -23.29%           -13.56%           -32.91%            -19.15%           -23.62%           -13.85%
        -30.01%           -27.29%           -13.42%           -40.28%            -10.66%           -18.14%            -7.79%
        -20.12%           -28.70%            -8.81%           -34.33%            -10.74%            -6.43%            -5.85%
        --                -10.21%            -0.78%           --                   2.23%            -1.12%             6.66%
        --                 -0.16%             5.07%           --                 --                  8.22%           --
        -10.16%             6.94%             6.32%           -21.88%             10.66%             8.36%            10.27%
        -22.78%           -18.13%            -7.74%           -28.40%            -13.71%           -18.48%            -8.06%

       9/13/93
         -31.20%
         -24.11%
          -1.88%
         --
           8.81%
         -27.05%
         -26.58%
         -22.44%
          -0.78%
         --
           8.81%
         -22.14%

                          AVERAGE ANNUAL TOTAL RETURN
                     (FOR PERIODS ENDED DECEMBER 31, 2002)

                                                                                                                    VAN KAMPEN
                                          MFS(R)             MFS(R)                                                UIF EMERGING
                                         INVESTORS          RESEARCH         T. ROWE PRICE         VAN ECK            MARKETS
                                       TRUST SERIES          SERIES          EQUITY INCOME        WORLDWIDE           EQUITY
      INVESTMENT DIVISIONS:           --INITIAL CLASS    --INITIAL CLASS       PORTFOLIO         HARD ASSETS         --CLASS I
      ---------------------           ---------------    ---------------     -------------       -----------       ------------
    PORTFOLIO INCEPTION DATE:           10/9/95            7/26/95            3/31/94            9/1/89             10/1/96
----------------------------------
INVESTMENT DIVISION INCEPTION DATE:
-----------------------------------        5/10/02            5/10/02            5/10/02            5/10/02            5/10/02
AVERAGE ANNUAL TOTAL RETURN (IF SURRENDERED)
1 Year.......................              -27.01%            -30.31%            -19.77%            -10.28%            -15.87%
3 Year.......................              -15.89%            -20.25%             -3.67%             -4.55%            -22.55%
5 Year.......................               -5.29%             -5.72%             -0.29%             -6.54%             -7.52%
10 Year......................                   --                 --                 --              3.55%                 --
Since Portfolio Inception....                4.17%              2.90%              9.38%              1.21%             -6.31%
Since Investment Division
  Inception*.................              -23.74%            -26.11%            -22.99%            -21.09%            -26.20%
AVERAGE ANNUAL TOTAL RETURN (NO SURRENDERS)
1 Year.......................              -22.10%            -25.62%            -14.37%             -4.25%            -10.21%
3 Year.......................              -14.05%            -18.50%             -1.56%             -2.46%            -20.86%
5 Year.......................               -4.23%             -4.67%              0.82%             -5.50%             -6.49%
10 Year......................                   --                 --                 --              3.55%                 --
Since Portfolio Inception....                4.17%              2.90%              9.38%              1.21%             -5.76%
Since Investment Division
  Inception*.................              -18.62%            -21.14%            -17.81%            -15.79%            -21.24%

------------

* Performance is calculated as of the initial date a deposit was received in the Investment Division.

     For additional information regarding the total return calculations described above, you should refer to the Statement of Additional Information.

                              FINANCIAL STATEMENTS

     The balance sheet of NYLIAC as of December 31, 2002 and 2001 and the statement of income, of stockholder's equity and of cash flows for each three years in the period ended December 31, 2002 (including the report of independent accountants) and the Separate Account statement of assets and liabilities as of December 31, 2002 and the statement of operations, statement of changes in net assets and the financial highlights for each of the periods indicated in the Financial Statements (including the report of independent accountants) are included in the Statement of Additional Information. The independent accountants are PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, N.Y. 10036.

                        CONDENSED FINANCIAL INFORMATION

     The following Accumulation Unit values and the number of Accumulation Units outstanding for each Investment Division for the fiscal year ended December 31, 2002 presented below are derived from the financial statements audited by PricewaterhouseCoopers LLP, independent accountants, included in the Statement of Additional Information. The policies were first offered for sale on May 10, 2002. Therefore, values and units shown are for the period May 10, 2002 to December 31, 2002.

                                                                    MAINSTAY VP
                                               MAINSTAY VP            CAPITAL         MAINSTAY VP      MAINSTAY VP
                                                   BOND             APPRECIATION         CASH          CONVERTIBLE
                                             -- INITIAL CLASS     -- INITIAL CLASS    MANAGEMENT     -- INITIAL CLASS
                                            ------------------   ------------------   -----------   ------------------
                                                   2002                 2002             2002              2002
                                            ------------------   ------------------   -----------   ------------------
Accumulation Unit value
  (beginning of period)...................        $10.00               $10.00           $ 1.00            $10.00
Accumulation Unit value
  (end of period..........................        $10.77               $ 7.46           $ 1.00            $ 9.27
Number of units outstanding
  (in 000s) (end of period)...............           571                  396            4,949               396

                                               MAINSTAY VP
                                                  EQUITY            MAINSTAY VP
                                                  INCOME             GOVERNMENT
                                             -- INITIAL CLASS     -- INITIAL CLASS
                                            ------------------   ------------------
                                                   2002                 2002
                                            ------------------   ------------------
Accumulation Unit value
  (beginning of period)...................        $10.00               $10.00
Accumulation Unit value
  (end of period..........................        $ 8.09               $10.74
Number of units outstanding
  (in 000s) (end of period)...............           422                  865

                                                                   MAINSTAY VP                            MAINSTAY VP
                                               MAINSTAY VP          HIGH YIELD        MAINSTAY VP        INTERNATIONAL
                                              GROWTH EQUITY       CORPORATE BOND     INDEXED EQUITY          EQUITY
                                             -- INITIAL CLASS    -- INITIAL CLASS   -- INITIAL CLASS    -- INITIAL CLASS
                                            ------------------   ----------------   ----------------   ------------------
                                                   2002                2002               2002                2002
                                            ------------------   ----------------   ----------------   ------------------
Accumulation Unit value
  (beginning of period)...................        $10.00              $10.00             $10.00              $10.00
Accumulation Unit value
  (end of period).........................        $ 8.08              $ 9.67             $ 8.20              $ 8.82
Number of units outstanding
  (in 000s) (end of period)...............           367                 776                660                  80

                                               MAINSTAY VP          MAINSTAY VP
                                                 MID CAP              MID CAP
                                                   CORE                GROWTH
                                             -- INITIAL CLASS     -- INITIAL CLASS
                                            ------------------   ------------------
                                                   2002                 2002
                                            ------------------   ------------------
Accumulation Unit value
  (beginning of period)...................        $10.00               $10.00
Accumulation Unit value
  (end of period).........................        $ 8.14               $ 7.01
Number of units outstanding
  (in 000s) (end of period)...............           152                  199

                                                                                                             MAINSTAY VP
                                               MAINSTAY VP                                                     AMERICAN
                                                SMALL CAP           MAINSTAY VP          MAINSTAY VP        CENTURY INCOME
                                                  GROWTH            TOTAL RETURN            VALUE             AND GROWTH
                                             -- INITIAL CLASS     -- INITIAL CLASS     -- INITIAL CLASS    -- INITIAL CLASS
                                            ------------------   ------------------   ------------------   ----------------
                                                   2002                 2002                 2002                2002
                                            ------------------   ------------------   ------------------   ----------------
Accumulation Unit value
  (beginning of period)...................        $10.00               $10.00               $10.00              $10.00
Accumulation Unit value
  (end of period).........................        $ 7.41               $ 8.73               $ 7.67              $ 8.15
Number of units outstanding
  (in 000s) (end of period)...............           243                  236                  505                  65

                                                                  MAINSTAY VP
                                              MAINSTAY VP         EAGLE ASSET
                                             DREYFUS LARGE         MANAGEMENT
                                             COMPANY VALUE       GROWTH EQUITY
                                            -- INITIAL CLASS    -- INITIAL CLASS
                                            ----------------   ------------------
                                                  2002                2002
                                            ----------------   ------------------
Accumulation Unit value
  (beginning of period)...................        $10.00             $10.00
Accumulation Unit value
  (end of period).........................        $ 7.99             $ 7.90
Number of units outstanding
  (in 000s) (end of period)...............           101                141

                                               MAINSTAY VP       ALGER AMERICAN
                                               LORD ABBETT           SMALL                             DREYFUS IP
                                                DEVELOPING       CAPITALIZATION                        TECHNOLOGY
                                                  GROWTH           -- CLASS O     CALVERT SOCIAL         GROWTH
                                             -- INITIAL CLASS        SHARES          BALANCED       -- INITIAL SHARES
                                            ------------------   --------------   --------------   -------------------
                                                   2002               2002             2002               2002
                                            ------------------   --------------   --------------   -------------------
Accumulation Unit value
  (beginning of period)...................        $10.00             $10.00           $10.00             $10.00
Accumulation Unit value
  (end of period).........................        $ 7.72             $ 8.19           $ 9.23             $ 7.16
Number of units outstanding
  (in 000s) (end of period)...............            42                 46               38                 51


                                             FIDELITY(R) VIP      FIDELITY(R) VIP
                                              CONTRAFUND(R)        EQUITY-INCOME
                                             -- INITIAL CLASS     -- INITIAL CLASS
                                            ------------------   ------------------
                                                   2002                 2002
                                            ------------------   ------------------
Accumulation Unit value
  (beginning of period)...................        $10.00               $10.00
Accumulation Unit value
  (end of period).........................        $ 8.63               $ 8.15
Number of units outstanding
  (in 000s) (end of period)...............           425                  270

                                                                                                         MFS(R)
                                               JANUS ASPEN SERIES          JANUS ASPEN SERIES       INVESTORS TRUST
                                                    BALANCED                WORLDWIDE GROWTH             SERIES
                                             -- INSTITUTIONAL SHARES     -- INSTITUTIONAL SHARES    -- INITIAL CLASS
                                            -------------------------   -------------------------   ----------------
                                                      2002                        2002                    2002
                                            -------------------------   -------------------------   ----------------
Accumulation Unit value
  (beginning of period)...................           $10.00                      $10.00                  $10.00
Accumulation Unit value
  (end of period).........................           $ 9.19                      $ 7.79                  $ 8.14
Number of units outstanding
  (in 000s) (end of period)...............              884                         267                      57

                                                  MFS(R)
                                                 RESEARCH        T. ROWE PRICE
                                                  SERIES         EQUITY INCOME
                                             -- INITIAL CLASS      PORTFOLIO
                                            ------------------   -------------
                                                   2002              2002
                                            ------------------   -------------
Accumulation Unit value
  (beginning of period)...................        $10.00            $10.00
Accumulation Unit value
  (end of period).........................        $ 7.89            $ 8.22
Number of units outstanding
  (in 000s) (end of period)...............            45               420

                                                              VAN KAMPEN UIF
                                               VAN ECK       EMERGING MARKETS
                                            WORLDWIDE HARD        EQUITY
                                                ASSETS          -- CLASS I
                                            --------------   ----------------
                                                 2002              2002
                                            --------------   ----------------
Accumulation Unit value
  (beginning of period)...................      $10.00            $10.00
Accumulation Unit value
  (end of period).........................      $ 8.42            $ 7.88
Number of units outstanding
  (in 000s) (end of period)...............          39                58

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
                            AND THE SEPARATE ACCOUNT

     NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

     New York Life Insurance and Annuity Corporation ("NYLIAC") is a stock life insurance company incorporated in Delaware in 1980. NYLIAC is licensed to sell life, accident and health insurance and annuities in the District of Columbia and all states. In addition to the policies we describe in this Prospectus, NYLIAC offers other life insurance policies and annuities.

     NYLIAC is a wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), a mutual life insurance company doing business in New York since 1845. NYLIAC held assets of $45 billion at the end of 2002. New York Life has invested in NYLIAC, and will occasionally make additional contributions to NYLIAC in order to maintain capital and surplus in accordance with state requirements.

     THE SEPARATE ACCOUNT

     The Separate Account was established on November 30, 1994, pursuant to resolutions of the NYLIAC Board of Directors. The Separate Account is registered as a unit investment trust with the Securities and Exchange Commission under the Investment Company Act of 1940. The Securities and Exchange Commission, however, does not supervise the management, or the investment practices or policies, of the Separate Account.

     Although the assets of the Separate Account belong to NYLIAC, these assets are held separately from our other assets. The Separate Account assets are not chargeable with liabilities incurred in any of NYLIAC's other business operations (except to the extent that assets in the Separate Account exceed the reserves and other liabilities of that Separate Account). The income, capital gains and capital losses incurred on the assets of the Separate Account are credited to or charged against the assets of the Separate Account, without regard to the income, capital gains or capital losses arising out of any other business NYLIAC may conduct. Therefore, the investment performance of the Separate Account is entirely independent of the investment performance of the Fixed Accounts, the DCA Accounts and any other separate account of NYLIAC.

     The Separate Account currently has 37 Investment Divisions, 31 of which are available under this policy. Premium payments allocated to the Investment Divisions are invested solely in the corresponding Eligible Portfolios of the relevant Fund.

     THE PORTFOLIOS

     The assets of each Eligible Portfolio are separate from the others and each such Portfolio has different investment objectives and policies. As a result, each Eligible Portfolio operates as a separate investment fund and the investment performance of one Portfolio has no effect on the investment performance of any other Portfolio. Portfolios described in this prospectus are different from portfolios that may have similar names but are available directly to the general public. Investment results may differ.

     WE OFFER NO ASSURANCE THAT ANY OF THE ELIGIBLE PORTFOLIOS WILL ATTAIN THEIR RESPECTIVE STATED OBJECTIVES.

     The Funds also make their shares available to certain other separate accounts funding variable life insurance policies offered by NYLIAC. This is called "mixed funding." Except for the MainStay VP Series Fund, all other Funds also make their shares available to separate accounts of insurance companies unaffiliated with NYLIAC. This is called "shared funding." Although we do not anticipate any inherent difficulties arising from mixed and shared funding, it is theoretically possible that, due to differences in tax treatment or other considerations, the interests of owners of various contracts participating in a certain Fund might at some time be in conflict. The Board of Directors/Trustees of each Fund, each Fund's investment advisers, and NYLIAC are required to monitor events to identify any material conflicts that arise from the use of the Funds for mixed and shared funding. For more information about the risks of mixed and shared funding, please refer to the relevant Fund prospectus.

     We provide certain services to you in connection with the investment of premium payments in the Investment Divisions, which, in turn, invest in the Eligible Portfolios. These services include, among others, providing information about the Eligible Portfolios. We receive compensation from the Funds, or from the investment advisers or other service providers of the Funds (who may be affiliates of NYLIAC), in return for providing these services. Currently, we receive compensation under various arrangements in amounts ranging from 0.10% to 0.35% annually of the aggregate net asset value of the shares of some of the Eligible Portfolios held by the Investment Divisions.

     The Eligible Portfolios of the relevant Funds, along with their investment advisers, are listed in the following table:


-------------------------------------------------------------------------------------------------------------------------
FUND                             INVESTMENT ADVISERS                 ELIGIBLE PORTFOLIOS
                                 -                                   -
-------------------------------------------------------------------------------------------------------------------------
MainStay VP Series Fund, Inc.    New York Life Investment            MainStay VP Bond--Initial Class MainStay VP Capital
                                 Management LLC                      Appreciation--Initial Class MainStay VP Cash
                                                                     Management MainStay VP Convertible--Initial Class
                                                                     MainStay VP Equity Income--Initial Class MainStay VP
                                                                     Government--Initial Class MainStay VP Growth
                                                                     Equity--Initial Class MainStay VP High Yield
                                                                     Corporate Bond--Initial Class MainStay VP Indexed
                                                                     Equity--Initial Class MainStay VP International
                                                                     Equity--Initial Class MainStay VP Mid Cap
                                                                     Core--Initial Class MainStay VP Mid Cap
                                                                     Growth--Initial Class MainStay VP Small Cap
                                                                     Growth--Initial Class MainStay VP Total
                                                                     Return--Initial Class MainStay VP Value--Initial
                                                                     Class MainStay VP American Century Income &
                                                                       Growth--Initial Class
                                                                     MainStay VP Dreyfus Large
                                                                       Company Value--Initial Class
                                                                     MainStay VP Eagle Asset Management
                                                                       Growth Equity--Initial Class
                                                                     MainStay VP Lord Abbett Developing
                                                                       Growth--Initial Class
-------------------------------------------------------------------------------------------------------------------------
The Alger American Fund          Fred Alger Management, Inc.         Alger American Small Capitalization--Class O Shares
-------------------------------------------------------------------------------------------------------------------------
Calvert Variable Series, Inc.    Calvert Asset Management Company,   Calvert Social Balanced
                                 Inc.
-------------------------------------------------------------------------------------------------------------------------
Dreyfus Investment Portfolios    The Dreyfus Corporation             Dreyfus IP Technology Growth--Initial Shares
-------------------------------------------------------------------------------------------------------------------------
Fidelity Variable Insurance      Fidelity Management and Research    Fidelity(R) VIP Contrafund(R)--Initial Class
Products Fund                    Company                             Fidelity(R) VIP Equity-Income--Initial Class
-------------------------------------------------------------------------------------------------------------------------
Janus Aspen Series               Janus Capital Management LLC        Janus Aspen Series Balanced--Institutional Shares;
                                                                     Janus Aspen Series Worldwide
                                                                       Growth--Institutional Shares
-------------------------------------------------------------------------------------------------------------------------
MFS(R) Variable Insurance        MFS(R) Investment Management        MFS(R) Investors Trust Series--Initial Class; MFS(R)
Trust(SM)                                                            Research Series--Initial Class
-------------------------------------------------------------------------------------------------------------------------
T. Rowe Price Equity Series,     T. Rowe Price Associates, Inc.      T. Rowe Price Equity Income Portfolio
Inc.
-------------------------------------------------------------------------------------------------------------------------
Van Eck Worldwide Insurance      Van Eck Associates Corporation      Van Eck Worldwide Hard Assets
Trust
-------------------------------------------------------------------------------------------------------------------------
The Universal Institutional      Van Kampen*                         Van Kampen UIF Emerging Markets Equity--Class I
Funds, Inc.
-------------------------------------------------------------------------------------------------------------------------

* Morgan Stanley Investment Management Inc., the investment adviser of the Van Kampen UIF Emerging Markets Equity Portfolio, does business in certain instances as Van Kampen.

Please refer to the accompanying prospectuses of the respective Funds for a complete description of the Funds, the investment advisers, subadvisers and the Portfolios. The Funds' prospectuses should be read carefully before any decision is made concerning the allocation of premium payments to an Investment Division corresponding to a particular Eligible Portfolio.

     ADDITIONS, DELETIONS OR SUBSTITUTIONS OF INVESTMENTS

     NYLIAC retains the right, subject to any applicable law, to make additions to, deletions from, or substitutions for, the Eligible Portfolio shares held by any Investment Division. NYLIAC reserves the right to eliminate the shares of any of the Eligible Portfolios and to substitute shares of another portfolio of a Fund, or of another registered open-end management investment company. We may do this if the shares of the Eligible Portfolios are no longer available for investment or if we believe investment in any Eligible Portfolio would become inappropriate in view of the purposes of the Separate Account. To the extent required by law, we will not make substitutions of shares attributable to your interest in an Investment Division until you have been notified of the change. This does not prevent the Separate Account from purchasing other securities for other series or classes of policies, or from processing a conversion between series or classes of policies on the basis of requests made by policy owners.

     We may establish new Investment Divisions when we determine, in our sole discretion, that marketing, tax, investment or other conditions so warrant. We will make any new Investment Divisions available to existing policy owners on a basis we determine. We may also eliminate one or more Investment Divisions, if we determine, in our sole discretion, that marketing, tax, investment or other conditions warrant.

     In the event of any substitution or change, NYLIAC may, by appropriate endorsement, change the policies to reflect such substitution or change. We also reserve the right to: (a) operate the Separate Account as a management company under the Investment Company Act of 1940, (b) deregister it under such Act in the event such registration is no longer required, (c) combine the Separate Account with one or more other separate accounts, and (d) restrict or eliminate the voting rights of persons having voting rights as to the Separate Accounts, as permitted by law.

     REINVESTMENT

     We automatically reinvest all dividends and capital gain distributions from Eligible Portfolios in shares of the distributing Portfolio at their net asset value on the payable date.

                                  THE POLICIES

     This is a flexible premium policy which means additional premium payments can be made. It is issued on the lives of individual Annuitants.

     The policies are variable. This means that the Accumulation Value will fluctuate based on the investment experience of the Investment Divisions you select. The interest credited on the money allocated to the Fixed Accounts and the DCA Advantage Plan Accounts may also vary. NYLIAC does not guarantee the investment performance of the Separate Account or of the Funds. You bear the entire investment risk with respect to amounts allocated to the Investment Divisions of the Separate Account. We offer no assurance that the investment objectives of the Investment Divisions will be achieved. Accordingly, amounts allocated to the Investment Divisions of the Separate Account are subject to the risks inherent in the securities markets and, specifically, to price fluctuations in the Funds' investments.

     As the owner of the policy, you have the right to (a) change the Beneficiary, (b) name a new owner (on Non-Qualified Policies only) (c) receive Income Payments (d) name a payee to receive Income Payments; and (e) transfer funds among the Investment Divisions. You cannot lose these rights. However, all rights of ownership cease upon your death.

     SELECTING THE VARIABLE ANNUITY THAT'S RIGHT FOR YOU

     In addition to the LifeStages(R) Essentials Variable Annuity policy described in this prospectus, we offer other variable annuities, each having different features, fees and charges. Your registered representative can help you decide which is best for you based on your individual circumstances, time horizon and policy feature preferences.

     The following chart outlines some of the different features for each LifeStages(R) variable annuity we offer. The availability of optional policy features, such as those mentioned in the chart, may increase the cost of the policy. Therefore, when selecting a policy, you should consider what policy features you plan to use within your variable annuity. You should also consider the different surrender charge period associated with each policy in light of the length of time you plan to hold your policy (i.e., your time horizon). If you intend to make multiple contributions to your policy over time, you may want to consider a surrender charge period that is based on the policy date. If you intend to make a single contribution or limited contributions over time, you may want to consider a policy with a surrender charge period that is based on each premium payment. In addition to the surrender charges, you should also evaluate the available policy features and the different fees associated with each of the features and of the policy.

     Your registered representative can provide you with a prospectus for one or more of these annuities, which contains more complete information on these and other policy features.

-----------------------------------------------------------------------------------------------------------------------------------
                      LIFESTAGES(R) ESSENTIALS    LIFESTAGES(R) SELECT(1)      LIFESTAGES(R) FLEXIBLE    LIFESTAGES(R) PREMIUM PLUS
                          VARIABLE ANNUITY            VARIABLE ANNUITY        PREMIUM VARIABLE ANNUITY        VARIABLE ANNUITY
-----------------------------------------------------------------------------------------------------------------------------------
Surrender Charge     7 Years (7%, 7%, 7%,          3 Years (8%, 8%, 7%--      9 Years (7%, 7%, 7%, 6%,    8 Years (8%, 8%, 8%, 7%,
Period               6%, 6%, 5%, 4% --                    based on           5%, 4%, 3%, 2%, 1%-- based   6%, 5%, 4%, 3%--based on
                     based on                           each premium              on policy date)           each premium payment
                     each premium                      payment date)                                               date)*
                     payment date)
-----------------------------------------------------------------------------------------------------------------------------------
DCA Advantage Plan   Yes (6, 12, 18 month           Yes (6 and 12 month                  No                Yes (6 month account)
                     accounts)                           accounts)
-----------------------------------------------------------------------------------------------------------------------------------
Interest Sweep       Yes                                    Yes                         Yes                         Yes
-----------------------------------------------------------------------------------------------------------------------------------
Premium Credit       No                                      No                          No                         Yes
-----------------------------------------------------------------------------------------------------------------------------------
Fixed Account        Yes:                                   Yes                         Yes                         Yes
                     - One-Year Fixed Account
                     - Three-Year Fixed Account
-----------------------------------------------------------------------------------------------------------------------------------
Death Benefit        Annual reset to               Annual reset to age 80      3 year reset to age 85      Annual reset to age 80
Guarantee            age 80
-----------------------------------------------------------------------------------------------------------------------------------
Total Separate       1.45%                                 1.85%                       1.40%                       1.60%
Account Charges
(mortality and
expense risk and
administration
fees)
-----------------------------------------------------------------------------------------------------------------------------------
Annual Policy        $30                                    $50                         $30                         $30
Service Charge
-----------------------------------------------------------------------------------------------------------------------------------
Minimum Cash Value   $50,000                              $100,000                    $20,000                     $100,000
Required to Waive
Annual Policy
Service Charge
-----------------------------------------------------------------------------------------------------------------------------------

(1) All policies and features may not be available in all jurisdictions.
 *  May be different in some jurisdictions.

     QUALIFIED AND NON-QUALIFIED POLICIES

     We designed the policies primarily for the accumulation of retirement savings, and to provide income at a future date. We issue both Qualified and Non-Qualified Policies. Both types of policies offer tax-deferred accumulation. You may purchase a Non-Qualified Policy with after-tax dollars to provide for retirement income other than through a tax-qualified plan. You may purchase a Qualified Policy with pre-tax dollars for use with any one of the tax-qualified plans listed below.

     (1) Section 403(b) Tax Sheltered Annuities purchased by employees of certain tax-exempt organizations and certain state-supported educational institutions;

     (2) Section 408 or 408A Individual Retirement Annuities ("IRAs"), including Roth IRAs and Inherited IRAs; and

     Please see "Federal Tax Matters" for a detailed description of these plans.

     If you are considering a Qualified Policy, you should be aware that this annuity will fund a retirement plan that already provides tax deferral under the Internal Revenue Code. In such situations, the tax deferral of the annuity does not provide additional benefits. In addition, you should be aware that there are fees and charges in an annuity that may not be included in other types of investments which may be more or less costly.

However, the fees and charges under the policies are designed to provide for certain payment guarantees and features other than tax deferral that may not be available in other investments. They include:

     (1) two Fixed Account options, each of which features a guaranteed fixed interest rate;

     (2) a death benefit that is payable should you die while the policy is in force, which is reset every year and is guaranteed to be at least the amount of your premium payments, less any outstanding loan balance, proportional withdrawals and applicable surrender charges;

     (3) the option for your Beneficiary to receive a guaranteed amount of monthly income for his or her lifetime should you die prior to the Annuity Commencement Date;

     (4) the option to receive (without surrender charges) a guaranteed amount of monthly income for life after the first Policy Year;

     (5) two riders (an Unemployment Benefit Rider and a Living Needs Benefit Rider), which allow you to withdraw money from your policy without the imposition of surrender charges, subject to the terms of each rider;

     (6) an Interest Sweep feature which provides the opportunity to allocate interest earned on monies in the Fixed Accounts to the other Investment Divisions under the policy;

     (7) the option for your spouse to continue the policy upon your death prior to the Annuity Commencement Date if your spouse is named the sole primary Beneficiary.

     These features are explained in detail in this Prospectus. You should consult with your tax or legal advisor to determine if the policy is suitable for your tax qualified plan.

     POLICY APPLICATION AND PREMIUM PAYMENTS

     You can purchase a policy by completing an application. The application is sent to us with your initial premium payment. If the application is complete and accurate and we have received all other information necessary to process the application, we will credit the initial premium payment within two Business Days after receipt. If we cannot credit the initial premium payment within five Business Days after we receive it because the application is incomplete or inaccurate, we will contact you and explain the reason for the delay. Unless you consent to NYLIAC's retaining the initial premium payment and crediting it as soon as the necessary requirements are fulfilled, we will offer to refund the initial premium payment immediately. Acceptance of applications is subject to NYLIAC's rules. We reserve the right to reject any application or initial premium payment. Our rules generally require that only one policy owner be named. However, there are exceptions to these rules, such as when the application is related to certain exchanges of in-force annuities in accordance with Section 1035 of the Internal Revenue Code.

     We will allocate the initial premium payments to the Fixed Accounts or the DCA Advantage Plan Accounts and Investment Divisions you have chosen immediately. We credit subsequent premium payments to the policy at the close of the Business Day on which they are received by NYLIAC. You are encouraged to send subsequent premium payments directly as indicated in the response to Question 15.

     You may allocate premium payments in the Investment Divisions (including the DCA Advantage Plan Accounts), plus the Fixed Accounts. Moreover, you may increase or decrease the percentages of premium payments (which must be in whole number percentages) allocated to each Allocation Alternative at the time a premium payment is made.

     Unless we permit otherwise, the minimum initial premium payment is $2,000 for Qualified Policies and $5,000 for Non-Qualified Policies. You may make additional premium payments of at least $500 each or such lower amount as we may permit at any time or by any other method NYLIAC makes available. Additional premium payments can be made until you or the Annuitant reach(es) age 85 for Non-Qualified and Qualified Policies (age 80 in New York and Pennsylvania). The current available methods of payment are direct payments to NYLIAC and any other method agreed to by us. You may make premium payments at any time before the Annuity Commencement Date and while you and the Annuitant are living. In the states of Alabama, Maryland, Massachusetts, New Jersey, Oregon and Washington, additional premium payments are allowed only during the first Policy Year. Additional premium payments must be at least $1,000 or such lower amount as we may permit. The maximum aggregate amount of premium payments we accept is $1,000,000 without prior approval. NYLIAC reserves the right to limit the dollar amount of any premium payment.

     For Qualified Policies, you may not make premium payments in any Policy Year that exceed the amount permitted by the plan or by law.

     PAYMENTS RETURNED FOR INSUFFICIENT FUNDS

     If your premium payment is returned for insufficient funds, we reserve the right to reverse the investment options chosen and charge you a $20.00 fee for each returned payment. In addition, the Fund may also redeem shares to cover any losses it incurs as a result of a returned payment. If a payment is returned for insufficient funds for two consecutive periods, the privilege to pay by check or electronically will be suspended until you notify us to reinstate it, and we agree.

     YOUR RIGHT TO CANCEL ("FREE LOOK")

     You may cancel the policy by providing written notification or by returning it to us, or to the registered representative through whom you purchased it, within 10 days of delivery of the policy or such longer period as required under state law. Except in states where you are entitled by law to receive the total of premium payments less any prior partial withdrawals, we will return the Accumulation Value on the date we receive the policy. We will set forth the provision in your Policy.

     ISSUE AGES

     We can issue Non-Qualified Policies if both you and the Annuitant are not older than age 85 (age 80 in New York and Pennsylvania). We will accept additional premium payments until either you or the Annuitant reaches the age of 85 (age 80 in New York and Pennsylvania), unless we agree otherwise.

     For IRA, Roth IRA, TSA and SEP plans, you must also be the Annuitant. We can issue Qualified Policies if the Owner/Annuitant is between the ages of 18 and 85 (0-85 for Inherited IRAs). We will accept additional premium payments until the Owner/Annuitant reaches the age of 85, unless otherwise limited by the terms of a particular plan or unless we agree otherwise.

     TRANSFERS

     You may transfer amounts between Investment Divisions of the Separate Account or to the 1-Year Fixed Account at least 30 days before the Annuity Commencement Date. You may not make transfers into the 3-Year Fixed Account. In addition, you can also transfer from the DCA Advantage Plan Accounts into the Investment Divisions and the 1-Year Fixed Account (see "The DCA Advantage Plan"). You may not make transfers into the DCA Advantage Plan Accounts. Except in connection with transfers made pursuant to the Dollar Cost Averaging, Automatic Asset Reallocation, and Interest Sweep options, the minimum that you may transfer from one Investment Division to other Investment Divisions or to the 1-Year Fixed Account is $500. Except for the Dollar Cost Averaging, Automatic Asset Reallocation and Interest Sweep options, if the value of the remaining Accumulation Units in an Investment Division or the Fixed Accounts would be less than $500 after you make a transfer, we will transfer the entire value unless NYLIAC in its discretion determines otherwise. The amount(s) transferred to other Investment Divisions must be a minimum of $25 for each Investment Division.

     There is no charge for the first twelve transfers in any one Policy Year. NYLIAC reserves the right to charge up to $30 for each transfer in excess of twelve, subject to any applicable state insurance law requirements. Any transfer made in connection with the Dollar Cost Averaging, Automatic Asset Reallocation Interest Sweep, and the DCA Advantage Plan options will not count as a transfer toward the twelve transfer limit. You can make transfers from the Fixed Accounts to the Investment Divisions in connection with the Interest Sweep option and in certain other situations. Transfers into the 1-Year Fixed Account may be subject to restrictions. (See "THE FIXED ACCOUNTS.")

     You can request a transfer in four ways:

     - submit your request in writing on a form we approve to the Variable Products Service Center at the addresses listed in Question 15 of this prospectus (or any other address we indicate to you in writing);

     - use the IVR at 1-800-598-2019;

     - speak to a Customer Service Representative at 1-800-598-2019 on Business Days between the hours of 8:00 a.m. and 6:00 p.m. (Eastern Time); or

     - make your request through the Virtual Service Center.

     For further information, see "Virtual Service Center and Interactive Voice Response System."

     NYLIAC is not liable for any loss, cost or expense for action on telephone instructions which are believed to be genuine in accordance with these procedures. We must receive telephone transfer requests no later than 4:00 p.m. Eastern Time in order to assure same-day processing. We will process requests received after 4:00 p.m. on the next Business Day.

     (a) Limits on Transfers

     Your right to make transfers under the policy is subject to modification if we determine, in our sole opinion, that the exercise of that right will disadvantage or potentially hurt the rights or interests of other policyowners. Any modification could be applied to transfers to or from some or all of the Investment Divisions and could include, but not be limited to, not accepting a transfer request from you or any person, asset allocation and/or market timing services made on your behalf and/or limiting the amount that may be transferred into or out of any Investment Division at any one time. Such restrictions may be applied in any manner reasonably designed to prevent any use of the transfer right which we consider to be to the actual or potential disadvantage of other policyowners.

     Currently, we reserve the right to reject, without prior notice, transfer requests into or out of any Investment Division if the amount of the request (either alone or when combined with amounts from other policies owned by or under the control of the same individual or entity) would exceed $500,000.

     Also, if you or someone acting on your behalf requests more than two transfers into or out of one or more Investment Divisions within any 30-day period, and/or requests one or more transfers of sums in excess of the $500,000 limit described above, we currently reserve the right to require that all subsequent transfer requests for your policy be made through the U.S. mail or an overnight currier. We will provide you with written notice prior to implementing this limitation.

     In addition, orders for the purchase of portfolio shares are subject to acceptance by the relevant Fund. We reserve the right to reject, without prior notice, any transfer request into an Investment Division if the purchase of shares in the corresponding portfolio is not accepted by any reason.

VIRTUAL SERVICE CENTER AND INTERACTIVE VOICE RESPONSE SYSTEM

     Through the VSC and the IVR, you can get up-to-date information about your policy and request transfers. The VSC and IVR are not available to corporate policy owners or trusts that own policies.

     To enable you to access the VSC and IVR, you will automatically receive a Personal Identification Number (PIN). With your Social Security Number, the PIN will give you access to both the VSC on our Corporate website, www.newyorklife.com, and the IVR using the toll-free number 1-800-598-2019. You should protect your PIN and your Social Security number, because our self-service options will be available to anyone who provides your Social Security number and your PIN; we will not be able to verify that the person providing electronic service instructions via the VSC or IVR is you or is authorized by you.

     We will use reasonable procedures to make sure that the instructions we receive through the VSC and IVR are genuine. We are not responsible for any loss, cost or expense for any actions we take based on instructions received through IVR or VSC which we believe are genuine. We will confirm all transactions in writing.

     Service requests are binding on all owners if the policy is jointly owned. Financial requests received Saturday and Sunday and after 4:00 p.m. (Eastern
Time) or on non-Business Days Monday through Friday will be processed as of the next business day.

     Availability of the VSC or IVR may temporarily be interrupted at certain times. We do not assume responsibility for any loss while service is unavailable.

     VSC

     The VSC is available Monday through Saturday, from 7 a.m. until 10 p.m. (Eastern Time).

     The VSC enables you to:

        -- email your registered representative or the Variable Products Service
           Center;

        -- obtain current policy values;

        -- transfer assets between investment options;

        -- change the allocation of future premium payments;

        -- change your address; and

        -- obtain service forms.

     IVR

     The IVR is available 24 hours a day, seven days a week. We record all calls.

     The IVR enables you to:

        -- obtain current Policy values;

        -- transfer assets between investment options;

        -- change the allocation of future premium payments;

        -- request a loan on your policy; and

        -- speak with one of our Customer Service Representatives Monday through Friday from 8:00 a.m. to 6:00 p.m. (Eastern Time).

     You can authorize a third party to have access in the IVR to your policy information and to make fund transfers, allocation changes and other permitted transactions by completing a Telephone Request Form. The Customer Service Representative will require certain identifying information (Social Security number, address of record, date of birth) before taking any requests or providing any information to ensure that the individual giving instructions is authorized. See "The Policies -- Transfers" for information on how to transfer assets between Investment Divisions.

     Facsimile requests are not acceptable and will not be honored at any time.

     DOLLAR COST AVERAGING PROGRAMS

     The main objective of dollar cost averaging is to achieve an average cost per share that is lower than the average price per share during volatile market conditions. Since you transfer the same dollar amount to an Investment Division with each transfer, you purchase more units in an Investment Division if the value per unit is low and fewer units if the value per unit is high. Therefore, you achieve a lower than average cost per unit if prices fluctuate over the long term. Similarly, for each transfer out of an Investment Division, you sell more units in an Investment Division if the value per unit is low and fewer units if the value per unit is high. Dollar cost averaging does not assure a profit or protect against a loss in declining markets. Because it involves continuous investing regardless of price levels, you should consider your financial ability to continue to make purchases during periods of low price levels. NYLIAC will also offer the DCA Advantage Plan under which you may utilize the 6-month, 12-month or 18-month DCA Accounts. (See "THE POLICIES--The DCA Advantage Plan.") We do not count transfers under dollar cost averaging as part of your 12 free transfers each Policy Year.

     We have set forth below an example of how dollar cost averaging works. In the example, we have assumed that you want to move $100 from the MainStay VP Cash Management Investment Division to the MainStay VP Growth Equity--Initial Class Investment Division each month. Assuming the Accumulation Unit values below, you would purchase the following number of Accumulation Units:


 ------------------------------------------------------------------
             AMOUNT           ACCUMULATION       ACCUMULATION UNITS
MONTH       TRANSFERRED       UNIT VALUE           PURCHASED
 ------------------------------------------------------------------
 1             $100              $10.00                10.00
 ------------------------------------------------------------------
 2             $100              $ 8.00                12.50
 ------------------------------------------------------------------
 3             $100              $12.50                 8.00
 ------------------------------------------------------------------
 4             $100              $ 7.50                13.33
 ------------------------------------------------------------------
Total          $400              $38.00                43.83
 ------------------------------------------------------------------

                The average unit price is calculated as follows:

 Total share price         $38.00
--------------------   =   ------   =   $9.50
  Number of months           4

                The average unit cost is calculated as follows:

Total amount transferred       $400.00
------------------------   =   -------   =   $9.13
 Total units purchased          43.83

     In this example, you would have paid an average cost of $9.13 per unit while the average price per unit is $9.50.

     (a) Traditional Dollar Cost Averaging

     This option permits systematic investing to be made in equal installments over various market cycles to help reduce risk. You may specify, prior to the Annuity Commencement Date, a specific dollar amount to be transferred from any Investment Division to any combination of Investment Divisions and/or the 1-Year Fixed Account. You specify the Investment Divisions to transfer money from, the Investment Divisions and/or 1-Year Fixed Account to transfer money to, the amounts to be transferred, the date on which transfers will be made, subject to our rules, and the frequency of the transfers (either monthly, quarterly, semi-annually or annually). You may not make dollar cost averaging transfers from the Fixed Accounts, but you may make transfers into the 1-Year Fixed Account. Each transfer from an Investment Division must be at least $100. You must have a minimum Accumulation Value of $2,500 to elect this option. NYLIAC may reduce the minimum transfer amount and minimum Accumulation Value at its discretion.

     NYLIAC will make all dollar cost averaging transfers on the day of each calendar month that you specify or on the next Business Day (if the day you have specified is not a Business Day). You may specify any day of the month except the 29th, 30th, or 31st. In order to process a transfer under our traditional Dollar Cost Averaging option, NYLIAC must have received a request in writing no later than five Business Days prior to the date the transfers are to begin. If your request for this option is received less than five Business Days prior to the date you request it to begin, the transfers will begin on the day of the month you specify in the month following the receipt of your request. All written requests must be sent to the address listed in Question 15 of this Prospectus. Facsimile requests will not be accepted or processed.

     You may cancel the traditional Dollar Cost Averaging option at any time in a written request. NYLIAC may also cancel this option if the Accumulation Value is less than $2,500, or such lower amount as we may determine. You may not elect the traditional Dollar Cost Averaging option if you have selected the Automatic Asset Reallocation option.

     (b) The DCA Advantage Plan

     This feature permits you to set up automatic dollar cost averaging using the 6-month, 12-month and/or 18-month DCA Advantage Plan Accounts when an initial premium payment or a subsequent premium payment is made. You can request the DCA Advantage Plan in addition to the traditional Dollar Cost Averaging, Automatic Asset Reallocation, or Interest Sweep options.

     You can enroll in any one, two or all three DCA Advantage Plan Accounts. You must allocate a minimum of $5,000 in each DCA Advantage Plan Account that is selected. If you send less than the $5,000 minimum to be allocated to a DCA Advantage Plan Account, the payment will be automatically applied to the Investment Divisions and/or 1-Year Fixed Account that you have specified to receive transfers from such DCA Advantage Plan Accounts. You must specify the Investment Divisions into which transfers from the DCA Advantage Plan Accounts are to be made. (You may not make transfers from the DCA Advantage Plan Account into the 3-Year Fixed Account.) You may not select a DCA Advantage Plan Account with a duration which would extend beyond the Annuity Commencement Date. Amounts in the DCA Advantage Plan Accounts will be transferred to the Investment Divisions in 6 monthly transfers if the 6-month DCA Advantage Plan Account is selected, in 12-monthly or 4-quarterly transfers if the 12-month DCA Advantage Plan Account is selected or in 18-monthly or 6-quarterly transfers if the 18-month DCA Advantage Plan Account is selected. For monthly transfers, dollar cost averaging will begin one month from the date NYLIAC receives the premium payment and transfers will be made on the same day or on the next Business Day (if the day is not a Business Day or does not exist in that month) each subsequent month for the duration of the DCA Advantage Plan Account. For quarterly transfers, dollar cost averaging will begin three months from the date NYLIAC receives the premium payment and transfers will be made on the same day or on the next Business Day (if the day is not a Business Day or does not exist in that month) every subsequent three month period for the duration of the DCA Advantage Plan Account. The amount of each transfer will be calculated at the time of the transfer based on the number of remaining monthly or quarterly transfers and the remaining value in a DCA Advantage Plan Account. For example, the amount of the first monthly transfer out of a 6-month DCA Advantage Plan Account will equal 1/6 of the value of the DCA Advantage Plan Account on the date of the transfer. The amount of each of the five remaining transfers will equal 1/5, 1/4, 1/3, 1/2 and the balance, respectively, of the value of the DCA Advantage Plan Account on the date of each transfer.

     You may have a 6-month, a 12-month and an 18-month DCA Advantage Plan Account open simultaneously in accordance with established procedures. However, you may not have more than one DCA Advantage Plan Account with the same duration open at the same time. Accordingly, any subsequent premium payment we receive for a duration that is already open will be allocated to that same DCA Advantage Plan Account already opened. The entire value of the DCA Advantage Plan Account will be completely transferred to the Investment Divisions within the duration specified. For example, if you allocate an initial premium payment to the 12-month DCA Advantage Plan Account under which the 12-month term will end on December 31, 2003 and you make a subsequent premium payment to the 12-month DCA Advantage Plan Account before December 31, 2003, we will allocate the subsequent premium payment to the same 12-month DCA Advantage Plan Account already opened and transfer the entire value of the 12-month DCA Advantage Plan Account to the Investment Divisions and/or 1-Year Fixed Account by December 31, 2003 even though a portion of the money was not in that DCA Advantage Plan Account for the entire 12-month period. If an additional premium payment is allocated to the DCA Advantage Plan Account, after the duration has expired, the Plan will be reactivated and will earn the interest rate in effect on that day.

     You can make partial withdrawals and transfers (in addition to the automatic transfers described above) from the DCA Advantage Plan Accounts. We will make partial withdrawals and transfers first from the DCA Accumulation Value attributed to the initial premium payment and then from the DCA Accumulation Value attributed to subsequent allocations in the order received.

     YOU CANNOT MAKE TRANSFERS INTO THE DCA ADVANTAGE PLAN ACCOUNTS FROM ANY ALLOCATION ALTERNATIVE.

     AUTOMATIC ASSET REALLOCATION

     This option allows you to maintain the percentage allocated to each Investment Division at a pre-set level. For example, you might specify that 50% of the Variable Accumulation Value of your policy be allocated to the MainStay VP Convertible -- Initial Class Investment Division and 50% of the Variable Accumulation Value be allocated to the MainStay VP International
Equity -- Initial Class Investment Division. Over time, the fluctuations in each of these Investment Divisions' investment results will shift the percentages. If you elect this Automatic Asset Reallocation option, NYLIAC will automatically transfer your Variable Accumulation Value back to the percentages you specify. You may choose to have reallocations made quarterly, semi-annually or annually. You must also specify the day of the month that reallocations are to occur (with the exception of the 29th, 30th or 31st of a month). We will not process an Automatic Asset Reallocation transfer unless we receive a written request at the Variable Products Service Center at the addresses listed in Question 15 of this prospectus. We must receive this request at least five business days before the date the transfers are scheduled to begin. If your request for this option is received less than five Business Days prior to the date you request it to begin, the transfers will begin on the day of the month you specify in the month following the receipt of your request. Facsimile requests will not be accepted or processed. The minimum Variable Accumulation Value required to elect this option is $2,500. There is no minimum amount which you must allocate among the Investment Divisions under to this option.

     You can cancel the Automatic Asset Reallocation option at any time in a written request. NYLIAC may also cancel this option if the Accumulation Value is less than $2,500, or such a lower amount as we may determine. You may not elect the Automatic Asset Reallocation option if you have selected the traditional Dollar Cost Averaging option.

     INTEREST SWEEP

     You can request, prior to the Annuity Commencement Date, that interest earned on monies allocated to the Fixed Accounts be transferred from the Fixed Accounts to any combination of Investment Divisions. You will specify the Investment Divisions, the frequency of the transfers (either monthly, quarterly, semi-annually or annually), and the day of each calendar month to make the transfers (except the 29th, 30th or 31st of a month). We will not process an Interest Sweep transfer unless we receive a written request at the Variable Products Service Center at the addresses listed in Question 15 of this prospectus. We must receive this request at least five business days before the date the transfers are scheduled to begin. If your request for this option is received less than five Business Days prior to the date you request it to begin, the transfers will begin on the day of the month you specify in the month following the receipt of your request. Facsimile requests will not be accepted or processed. The minimum Fixed Accumulation Value required to elect this option is $2,500 per Fixed Account, but this amount may be reduced at our discretion. NYLIAC will make all Interest Sweep transfers on the day that you specify or on the next Business Day (if the day you have specified is not a Business Day).

     You may request the Interest Sweep option in addition to either the traditional Dollar Cost Averaging, Automatic Asset Reallocation or the DCA Advantage Plan. If an Interest Sweep transfer is scheduled for the same day as a transfer related to the traditional Dollar Cost Averaging option, the Automatic Asset Reallocation option or the DCA Advantage Plan, we will process the Interest Sweep transfer first.

     You can cancel the Interest Sweep option at any time in a written request. We may also cancel this option if the Fixed Accumulation Value is less than $2,500 per Fixed Account, or such a lower amount as we may determine.

     ACCUMULATION PERIOD

     (a) Crediting of Premium Payments

     You can allocate a portion of each premium payment to one or more Investment Divisions, DCA Advantage Plan Accounts, or the Fixed Accounts. The minimum amount that you may allocate to any one Investment Division or either Fixed Account is $25 (or such lower amount as we may permit). We will allocate the initial premium payment immediately to the Investment Divisions, Fixed Accounts and DCA Advantage Plan Accounts you have selected.

     We will credit that portion of each premium payment you allocate to an Investment Division in the form of Accumulation Units. We determine the number of Accumulation Units we credit to a policy by dividing the amount allocated to each Investment Division by the Accumulation Unit value for that Investment Division on the day we are making this calculation. The value of an Accumulation Unit will vary with the investment experience of the Portfolio in which the Investment Division invests. The number of Accumulation Units we credit to a policy will not, however, change as a result of any fluctuations in the value of an Accumulation Unit. (See "THE FIXED ACCOUNTS" for a description of interest crediting.)

     (b) Valuation of Accumulation Units

     The value of Accumulation Units in each Investment Division will change daily to reflect the investment experience of the corresponding Portfolio as well as the daily deduction of the Separate Account charges. The Statement of Additional Information contains a detailed description of how we value the Accumulation Units.

     RIDERS

     We include two riders under the policy at no additional charge: an Unemployment Benefit rider, for Non-Qualified, IRA, SEP IRA, Roth IRA and Inherited IRA policies, and a Living Needs Benefit rider, for all types of policies. These two riders are described below and both provide for an increase in the amount that can be withdrawn from your policy which will not be subject to a surrender charge upon the happening of certain qualifying events. We also offer the Investment Protection Plan and Enhanced Beneficiary Benefit ("EBB") riders described below, each of which is available at an additional cost. We also include the Enhanced Spousal Continuance Rider (if the EBB Rider is elected) and a Upromise Account Rider, each of which is available at no additional cost. Each rider is available only in those jurisdictions where it has been approved. Please consult with your registered representative regarding the availability of these riders in your state.

     (a) Living Needs Benefit Rider

     If the Annuitant enters a nursing home, becomes terminally ill or disabled, you may be eligible to receive all or a portion of the Accumulation Value without paying a surrender charge. The policy must have been inforce for at least one year and have a minimum Accumulation Value of $5,000. You must also provide us with proof that the Annuitant has spent 60 or more consecutive days in a nursing home or is terminally ill or disabled. Withdrawals will be taxable to the extent of gain and, prior to age 59 1/2, may be subject to a 10% IRS penalty. This rider is in effect in all jurisdictions where approved. To qualify for the disability benefit of this rider, you must be classified as disabled by the Social Security Administration. You are no longer eligible for the disability benefit once you begin collecting Social Security retirement benefits. There is no additional charge for this rider.

     (b) Unemployment Benefit Rider

     For all Non-Qualified, IRA, SEP IRA, Roth IRA and Inherited IRA policies, if you become unemployed, you may be eligible to increase the amount that can be withdrawn from your policy up to 50% without paying surrender charges. This rider can only be used once. The policy must have been inforce for at least one year and have a minimum Accumulation Value of $5,000. You also must have been unemployed for at least 60 consecutive days. Withdrawals may be taxable transactions and, prior to age 59 1/2, may be subject to a 10% IRS penalty. This rider is in effect in all jurisdictions where approved. To apply for this benefit, you must submit a determination letter from the applicable state's Department of Labor indicating that you qualify for and are receiving unemployment benefits. There is no additional charge for this rider.

     (c) Investment Protection Plan Rider (optional)

     THE INVESTMENT PROTECTION PLAN RIDER IS AVAILABLE ONLY IN JURISDICTIONS WHERE APPROVED. If you select this rider, you will be able to surrender the policy and receive the greater of the policy Accumulation Value or the amount that is guaranteed under the rider. While this rider is in effect, we will deduct a charge from your Accumulation Value on each policy quarter. (See "CHARGES AND DEDUCTIONS--Other Charges--Investment Protection Plan Rider Charge.") When you make a partial withdrawal, we will reduce the amount that is guaranteed under the rider by the amount of the proportional withdrawal. The proportional withdrawal is equal to the amount withdrawn from the policy (including any amount withdrawn for the surrender charge) divided by the Accumulation Value immediately preceding the withdrawal, multiplied by the amount that is guaranteed immediately preceding the withdrawal.

     The amount that is guaranteed under the rider will depend on when you select or reset it:

           (i) At the time of application: The amount that is guaranteed will equal the initial premium payment plus any additional premium payments we receive in the first Policy Year, less all proportional withdrawals. Premium payments made after the first Policy Year will not be included in the amount that is guaranteed. The rider will take effect on the Policy Date.

           (ii) While the policy is in force: The amount that is guaranteed will equal the Accumulation Value on the date the rider takes effect, less all proportional withdrawals. The rider will take effect on the next Policy Anniversary following the date we receive your application for the rider.

          (iii) Resetting the guaranteed amount: You may request to reset the amount that is guaranteed at any time while the rider is in effect. The reset will take effect on the Policy Anniversary immediately following the date we receive your request to reset. The amount that is guaranteed will equal the Accumulation Value on the next Policy Anniversary, less all proportional withdrawals. We will also reset a new charge for the rider and the Rider Risk Charge Adjustment on that Policy Anniversary. (See "CHARGES AND DEDUCTIONS--Other Charges--Investment Protection Plan Rider Charge" and "CHARGES AND DEDUCTIONS--Other Charges--Rider Risk Charge Adjustment.")

     In Oregon, where this rider is called the Accumulation Value Protection Plan, the amount guaranteed is computed in the same manner described above.

     You will be eligible to receive the benefit under this rider beginning on the tenth Policy Anniversary after the later of (1) the effective date of the rider or (2) the effective date of any reset. You may also exercise this benefit on any Policy Anniversary subsequent to the tenth. To exercise this benefit, you must send us a written request to surrender the policy no later than ten Business Days after the applicable Policy Anniversary. Amounts paid to you under the terms of this rider may be taxable and you may be subject to a 10% tax penalty if paid before you reach age 59 1/2.

     You may cancel this rider within 30 days after the delivery of the rider or, if you selected this feature at the time of application, within 30 days after delivery of the policy. You must return the rider to us or to the registered representative through whom it was purchased, with a written request for cancellation. Upon receipt of this request, we will promptly cancel the rider and refund any Investment Protection Plan Rider charge which may have been deducted. After this 30-day period, you still have the right to discontinue the rider. However, to the extent permitted by state law, we will deduct a Rider Risk Charge Adjustment from your Accumulation Value and we will not refund any Investment Protection Plan Rider charge which may have been deducted. (See "CHARGES AND DEDUCTIONS--Other Charges--Rider Risk Charge Adjustment.") The cancellation will be effective on the date we receive your request.

     This Rider is available on all Non-Qualified and Roth IRA policies so long as the first date that you can exercise and receive benefits under the rider is before the Annuity Commencement Date. The rider is also available on IRA and SEP-IRA policies if the policy owner is younger than age 66 on the date the rider takes effect.

     Because this rider generally provides protection against decreases in the policy's Accumulation Value due to negative investment performance, this rider may not be a benefit to you if all or most of your Accumulation Value is allocated to the Fixed Account. You should select this rider only if you have or intend to have most or all of your Accumulation Value allocated to the Investment Divisions.

     This rider will provide no benefit if you surrender the policy before the Policy Anniversary on which you are eligible to exercise the rider. Therefore, you should select this rider only if you intend to keep the policy for at least ten years.

     We have set forth below an example of how the benefit of this rider may be realized and how partial withdrawals will impact the guaranteed amount. In this example, we have assumed the following:

          (1) the rider is selected at the time of application;

          (2) an initial premium payment of $100,000 is made;

          (3) no additional premium payments are made;

          (4) a withdrawal of $20,000 is made in the eighth Policy Year;

          (5) the Accumulation Value immediately preceding the withdrawal has decreased to $80,000; and

          (6) the Accumulation Value on the tenth Policy Year has decreased to $50,000.

     The guaranteed amount at time of application was $100,000. When the partial withdrawal was made in the eighth Policy Year, we reduced the guaranteed amount by the amount of the proportional withdrawal. We calculated the amount of the proportional withdrawal by taking the requested withdrawal amount, dividing it by the Accumulation Value immediately preceding the withdrawal and then multiplying that number by the guaranteed amount immediately preceding the withdrawal.

        Proportional withdrawal = ($20,000/$80,000)X $100,000 = $25,000

     To determine the new guaranteed amount after the withdrawal, we subtracted the amount of the proportional withdrawal from the initial guaranteed amount:
($100,000-$25,000) = $75,000. If this policy is surrendered in the tenth Policy Year, the policy owner receives $75,000 even though the Accumulation Value has decreased to $50,000.

     (d) Enhanced Beneficiary Benefit Rider (optional)

     THE ENHANCED BENEFICIARY BENEFIT (EBB) RIDER IS AVAILABLE ONLY AT THE TIME OF APPLICATION, IN JURISDICTIONS WHERE APPROVED. THE EBB RIDER IS NOT AVAILABLE IF THE OLDEST OWNER OR ANNUITANT IS OVER AGE 75 AT THE TIME OF APPLICATION. The EBB Rider is available on Non-Qualified Policies and, where permitted by the IRS, also on Qualified Policies. The EBB Rider can increase the death benefit if you or the Annuitant die before the Annuity Commencement Date. If you select this Rider, the EBB, in addition to the amount payable under the terms of your policy, may be payable to your Beneficiary(ies) if you, or the Annuitant (if you are not the Annuitant), die prior to the Annuity Commencement Date. Therefore, under this Rider, the total death benefit payable will be the greatest of any of the amounts payable as described in the Death Before Annuity Commencement section of the Prospectus plus the EBB, if any.

     While this Rider is in effect, we will deduct a charge from your Accumulation Value on each policy quarter. (See "CHARGES AND DEDUCTIONS--Other Charges--Enhanced Beneficiary Benefit Rider Charge.")

     The payment under the EBB Rider is calculated as a percentage of any Gain in the policy as of the date we receive all necessary requirements to pay death benefit proceeds. The applicable percentage varies based upon the issue age of you or the Annuitant, whoever is older. As of the date of this Prospectus, the applicable percentages are as follows: 50% where the oldest owner or Annuitant is 70 or younger, and 25% where the oldest owner or Annuitant is 71 to 75 inclusive. We may change the applicable percentages under the EBB Rider from time to time, within the following ranges:

              AGE OF OLDEST OWNER                                   RANGE OF
                 OR ANNUITANT                                APPLICABLE PERCENTAGES
              -------------------                            ----------------------
70 OR YOUNGER                                    NOT LESS THAN 40% NOR GREATER THAN 60%
71 TO 75 INCLUSIVE                               NOT LESS THAN 20% NOR GREATER THAN 40%

     WHEN YOU SELECT THE EBB RIDER, THE APPLICABLE PERCENTAGE WILL APPEAR ON YOUR POLICY DATA PAGE. THE APPLICABLE PERCENTAGE FOR THE POLICY WILL NOT CHANGE ONCE THE POLICY IS ISSUED. PLEASE CHECK WITH YOUR REGISTERED REPRESENTATIVE FOR FURTHER DETAILS.

     The Gain equals the policy's Accumulation Value minus the Adjusted Premium Payments. Adjusted Premium Payments are the total of all premium payments less Proportional Withdrawals. Proportional Withdrawals are the amount(s) withdrawn from the policy divided by the policy's Accumulation Value immediately preceding the withdrawal, multiplied by the total of all Adjusted Premium Payments immediately preceding the withdrawal.

     If more than one Beneficiary is named, each Beneficiary will be paid a pro rata portion of the EBB. The EBB will be calculated for a Beneficiary on each date that we receive all necessary requirements to pay such Beneficiary. Due to market fluctuations, the EBB may increase or decrease and Beneficiaries may therefore be paid different amounts.

     The maximum amount payable under the EBB Rider, regardless of the Gain, is equal to a percentage of Adjusted Premium Payments. As of the date of this Prospectus, the applicable percentages are as follows: 100% where the oldest owner or Annuitant is 70 or younger, and 75% where the oldest owner or Annuitant is 71 to 75 inclusive. We may change the applicable percentages under the EBB Rider from time to time, but the maximum amount payable will not exceed 200% of Adjusted Premium Payments. If you select this Rider, the applicable percentage will appear on your Policy Data Page. Please check with your registered representative for further details.

     There will be no payment under the EBB Rider if on the date we calculate the EBB: 1) there is no Gain, 2) the policy's Accumulation Value is less than your premium payments made and not previously withdrawn, or 3) the Rider has ended or terminated. The EBB Rider will end on the earliest of the following: 1) on the Annuity Commencement Date, 2) if you surrender the policy, 3) if your spouse, as the sole primary Beneficiary, elects to continue the policy upon your death (see "THE POLICIES--Riders--Enhanced Spousal Continuance Rider"), 4) if the Annuitant was your spouse and you, as the sole primary Beneficiary, elect to continue the policy upon your spouse's death, or 5) if you transfer ownership of the policy. As discussed below in "THE POLICIES--Riders--Enhanced Spousal Continuance Rider," if upon your death prior to the Annuity Commencement Date your spouse elects to continue the policy as the new owner (and Annuitant, if you are the Annuitant), the Accumulation Value will be adjusted (as of the date we receive due proof of death and all other requirements) to equal the greatest of any of the amounts payable as described in the Death Before Annuity Commencement section of the Prospectus, plus, if applicable, any EBB provided by the EBB Rider. YOU CANNOT CANCEL THIS RIDER WITHOUT SURRENDERING YOUR POLICY.

     Below is an example of how the benefit of this Rider may be realized and how withdrawals impact the benefit under this Rider. In this example, we assume the following:

     1. The Rider is selected at the time of application;

     2. You purchase this policy with a $200,000 initial premium payment (no additional premium payments are made);

     3. A withdrawal of $20,000 is made in the fourth Policy Year;

     4. Immediately preceding the withdrawal, the Accumulation Value has increased to $250,000, and the total Adjusted Premium Payments equaled $200,000 (since there have been no previous withdrawals);

     5. You (or the Annuitant, if you are not the Annuitant) die in the fifth Policy Year and the Accumulation Value of the policy has increased once again to $250,000 as of the date we receive the necessary requirements to pay the death benefit; and

     6. The Enhanced Beneficiary Benefit Rider percentage equals 50%.

     First, the Proportional Withdrawal amount is calculated (withdrawal amount divided by the Accumulation Value immediately preceding the withdrawal, multiplied by the Adjusted Premium Payments immediately preceding the withdrawal):

          Proportional Withdrawal = ($20,000/$250,000) X $200,000 = $16,000

     Second, the amount of current Adjusted Premium Payments (after the withdrawal) is calculated (total of all premium payments minus Proportional Withdrawals):

              Adjusted Premium Payments = $200,000 - $16,000 = $184,000

        Third, the Gain is calculated (Accumulation Value - Adjusted Premium
                                   Payments):

                        Gain = $250,000 - $184,000 = $66,000

     Finally, the Enhanced Beneficiary Benefit amount is calculated (Gain multiplied by the applicable EBB rider percentage):

               Enhanced Beneficiary Benefit = $66,000 X 50% = $33,000

     In this example, the Enhanced Beneficiary Benefit is equal to $33,000. This amount would be payable in addition to the guaranteed death benefit amount under the policy.

     (e) Enhanced Spousal Continuance Rider (optional)

     If you select the EBB Rider at the time of application (see above), your policy will, subject to jurisdiction availability, also include the Enhanced Spousal Continuance (ESC) Rider at no charge. The ESC Rider will not be included on policies sold in connection with Section 403(b) tax-sheltered annuities.

     Under the ESC Rider, if your spouse is the sole primary Beneficiary, upon your death prior to the Annuity Commencement Date, your spouse may elect to continue the policy as the new owner (and Annuitant, if you are the Annuitant). If the election is made, the Accumulation Value will be adjusted (as of the date we receive due proof of death and all other requirements) to equal the greatest of any of the amounts payable as described in the Death Before Annuity Commencement section of the Prospectus, plus, if applicable, any EBB provided by the EBB Rider. Unless we notify you otherwise, any additional Accumulation Value calculated under the ESC Rider will be allocated to the policy according to the premium allocation instructions on record (excluding the DCA Advantage Plan Accounts).

     The ESC Rider ends upon the earliest of the following: 1) if you surrender the policy, 2) if Income Payments begin, 3) once the ESC Rider has been exercised, or 4) if you transfer ownership of the policy to someone other than your spouse. THIS RIDER CANNOT BE CANCELLED WITHOUT SURRENDERING YOUR POLICY. You will forfeit any benefits under the EBB Rider if you elect to receive income payments, or surrender or transfer your policy. If you expect to do any of these, the EBB Rider may not be appropriate for you.

     Upon exercising the ESC Rider and continuing the policy, the EBB Rider and the quarterly charges for the EBB Rider will cease. All other policy provisions will continue as if your spouse had purchased the policy on the original Policy Date.

     (f) Upromise Account Rider (optional)

     THE UPROMISE ACCOUNT RIDER IS AVAILABLE ONLY AT THE TIME OF APPLICATION, IN JURISDICTIONS WHERE APPROVED. The Upromise Rider is available only on Non-Qualified Policies funded directly by you (non-Section 1035 exchanged policies). For you to qualify for the benefit of this Rider, we require that you either have a valid Upromise Account at the time of application, or that you open one within 90 days of the policy delivery date, and that you register the policy with Upromise within 90 days of the policy delivery date. Once we confirm that you have met all requirements, we will deposit the amount of $40 into your Upromise Account no sooner than 30 days but no later than 60 days from the date you register the policy with Upromise. The cost basis of your variable annuity for tax purposes will be lowered by the amount of our contribution to your Upromise Account. For additional information on the Upromise Program, you may visit the Upromise web site at www.upromise.com.

     The Upromise Account Rider will automatically terminate 90 days after the policy delivery date if at the time of application you do not have a valid Upromise Account, or you do not open one within 90 days of the policy delivery date. The Rider will also automatically terminate if you fail to register the policy with Upromise within 90 days of the policy delivery date, or if Upromise (or a successor organization) ceases operation before the one-time amount of $40 is deposited into your Upromise Account. There is no additional cost for this rider.

     POLICY OWNER INQUIRIES

     Your inquiries should be addressed to NYLIAC. (See "QUESTIONS AND ANSWERS ABOUT LIFESTAGES(R) ESSENTIALS VARIABLE ANNUITY--Question 15.") Facsimile requests for service will not be accepted or processed. All phone calls for service requests are recorded. We will confirm all transactions in writing. If you feel that a transaction has been processed incorrectly, it is your responsibility to contact us in writing and provide us with all relevant details. To correct an error, we must receive your request for correction within 15 days of the date of the confirmation and/or quarterly statement with the transaction in question.

     RECORDS AND REPORTS

     NYLIAC will mail to you at your last known address of record, at least semi-annually after the first Policy Year, reports containing information required under the federal securities laws or by any other applicable law or regulation. Please review this report carefully. IF YOU BELIEVE IT CONTAINS AN ERROR, PLEASE NOTIFY US IMMEDIATELY. TO CORRECT AN ERROR, YOU MUST CALL IT TO OUR ATTENTION WITHIN 15 DAYS OF THE DATE OF THE STATEMENT. YOUR STATEMENT MUST INCLUDE THE NATURE OF THE ERROR, THE DATE OF THE ERROR, THE CORRESPONDING TELEPHONE REFERENCE NUMBER IF APPLICABLE AND ANY OTHER RELEVANT DETAILS.

                             CHARGES AND DEDUCTIONS

     SURRENDER CHARGES

     Since no deduction for a sales charge is made from premium payments, we impose a surrender charge on certain partial withdrawals and surrenders of the policies. The surrender charge covers certain expenses relating to the sale of the policies, including commissions to registered representatives and other promotional expenses. We measure the surrender charge as a percentage of the amount withdrawn or surrendered. The surrender charge may apply to amounts applied under certain Income Payment options.

     If you surrender your policy, we deduct the surrender charge from the amount paid to you. In the case of a partial withdrawal, you can direct NYLIAC to take surrender charges either from the remaining value of the Allocation Alternatives and/or the DCA Advantage Plan Accounts from which the partial withdrawals are made, or from the amount paid to you. If the remaining value in an Allocation Alternative and/or the DCA Advantage Plan Accounts is less than the necessary surrender charge, we will deduct the remainder of the charge from the amount withdrawn from that Allocation Alternative and/or the DCA Advantage Plan Accounts.

     The maximum surrender charge will be 7% of the amount withdrawn. The percentage of the surrender charge varies, depending upon the length of time a premium payment is in your policy before it is withdrawn. For purposes of calculating the applicable surrender charge, we deem premium payments to be withdrawn on a first-in, first-out basis. Unless required otherwise by state law, the surrender charge for amounts withdrawn or surrendered during the first three Payment Years following the premium payment to which such withdrawal or surrender is attributable is 7% of the amount withdrawn or surrendered. This charge then declines to 6% in the fourth and fifth Payment Years, 5% in the sixth payment year, 4% in the seventh payment year, after which no charge is made, as shown in the following chart:

     AMOUNT OF SURRENDER CHARGE

                        PAYMENT YEAR                          CHARGE
                        ------------                          ------
1...........................................................    7%
2...........................................................    7%
3...........................................................    7%
4...........................................................    6%
5...........................................................    6%
6...........................................................    5%
7...........................................................    4%
8+..........................................................    0%

     In no event will the aggregate surrender charge applied under the policy exceed 8.5% of the total premiums paid.

     EXCEPTIONS TO SURRENDER CHARGES

     We will not assess a surrender charge:

     (a) on amounts you withdraw in any one Policy Year which are less than or equal to the greatest of (i) 10% of the Accumulation Value at the time of surrender or withdrawal, or (ii) the Accumulation Value less accumulated premium payments, or (iii) 10% of the Accumulation Value as of the prior Policy Anniversary, less any prior Surrender Charge free withdrawals during the Policy Year.

     (b) if NYLIAC cancels the policy;

     (c) when we pay proceeds upon the death of the policy owner or the Annuitant;

     (d) on amounts placed under the Life Income Payment Option after the first Policy Year;

     (e) when a required minimum distribution calculated based on the value of this Policy is made under a Qualified Policy (this amount will, however, count against the first exception);

     (f) on withdrawals at age 59 1/2 or older if the policy is tax-qualified and if the money withdrawn from the policy was transferred or rolled over from a NYLIAC fixed deferred annuity policy;

     (g) on withdrawals you make under the Living Needs Benefit Rider or Unemployment Benefit Rider; and

     (h) on tax-qualified monthly or quarterly periodic partial withdrawals made pursuant to Section 72(t)(2)(A)(iv) of the Internal Revenue Code.

     OTHER CHARGES

     (a) Separate Account Charge

     Prior to the Annuity Commencement Date, we deduct a daily charge from the assets of the Separate Account to compensate us for certain mortality and expense risks we assume under the policies and for providing policy administration services. The charge equals 1.45% (annualized) of the daily average Variable Accumulation Value. We guarantee that this charge will not increase. If the charge is insufficient to cover actual costs and assumed risks, the loss will fall on NYLIAC. If the charge is more than sufficient, we will add any excess to our general funds. We may use these funds for any corporate purpose, including expenses relating to the sale of the policies, to the extent that surrender charges do not adequately cover sales expenses.

     The mortality risk assumed is the risk that Annuitants as a group will live for a longer time than our actuarial tables predict. As a result, we would be paying more Income Payments than we planned. We also assume a risk that the mortality assumptions reflected in our guaranteed annuity payment tables, shown in each policy, will differ from actual mortality experience. Lastly, we assume a mortality risk that, at the time of death, the guaranteed minimum death benefit will exceed the policy's Accumulation Value. The expense risk assumed is the risk that the cost of issuing and administering the policies will exceed the amount we charge for these services.

     (b) Policy Service Charge

     We deduct an annual policy service charge each Policy Year on the Policy Anniversary and upon surrender of the policy if on the Policy Anniversary and date of surrender the Accumulation Value is less than $50,000. This charge of $30 is imposed at the end of the Policy Year and on the date of surrender. We deduct the annual policy service charge from each Allocation Alternative and each DCA Account, if applicable, in proportion to its percentage of the Accumulation Value on the Policy Anniversary or date of surrender. This charge is designed to cover the costs for providing services under the policy such as collecting, processing and confirming premium payments and establishing and maintaining the available methods of payment.

     (c) Fund Charges

     The value of the assets in the Separate Account will indirectly reflect the Funds' total fees and expenses. The Funds' total fees and expenses are not part of the policy. They may vary in amount from year to year.

These fees and expenses are described in detail in the relevant Fund's prospectus and/or statement of additional information.

     (d) Investment Protection Plan Rider Charge (optional)

     If you select the Investment Protection Plan Rider (in states where available), we will deduct a charge on the first Business Day on each quarter that the rider is in effect based on the amount that is guaranteed. We will deduct this charge beginning with the first policy quarter after the effective date of the rider. (See "THE POLICIES--Riders--Investment Protection Plan Rider.") We will deduct the charge from each Allocation Alternative and each DCA Advantage Plan Account in proportion to its percentage of the Accumulation Value on the first Business Day of the applicable policy quarter.

     The maximum annual charge is 1% of the amount that is guaranteed. We may set a lower charge at our sole discretion. As of the date of this prospectus, the charge for this Rider is 0.25% of the amount that is guaranteed, applied on a quarterly basis (.0625% per quarter). Effective June 1, 2003 and thereafter, this charge will be 0.45% (0.1125% per quarter).

     If you reset the amount that is guaranteed, a new charge for the rider will apply. This charge may be more or less than the charge currently in effect on your policy, but will never exceed the stated maximum. The charge in effect on the effective date of the rider or on the effective date of any reset will not change after the date the rider becomes effective. We will continue to deduct the current charge until the first policy quarter following the effective date of the reset.

     (e) Rider Risk Charge Adjustment (optional)

     If you cancel the Investment Protection Plan Rider, to the extent permitted by state law, we will deduct a Rider Risk Charge Adjustment from your Accumulation Value. The cancellation will be effective on the date we receive your request. (See "THE POLICIES--Riders--Investment Protection Plan Rider.") We will deduct the Rider Risk Charge Adjustment from each Allocation Alternative and each DCA Advantage Plan Account in proportion to its percentage of the Accumulation Value on that day. We will not deduct this charge if you surrender your policy. However, surrender charges may apply.

     We will not change the charge adjustment for a particular policy once it is set on the date the rider takes effect. The maximum Rider Risk Charge Adjustment is 2% of the amount that is guaranteed. We may set a lower charge at our sole discretion. You should check with your registered representative to determine the percentage we are currently charging before you select this rider.

     If you reset the amount that is guaranteed, a new Rider Risk Charge Adjustment may apply. This charge may be more or less than the charge currently in effect on your policy, but will never exceed the stated maximum. The adjustment charge in effect on the effective date of the rider or on the effective date of any reset will not increase after the rider is issued or reset.

     (f) Enhanced Beneficiary Benefit Rider Charge (optional)

     If you select the EBB Rider (in jurisdictions where available), we will deduct a charge on the first Business Day of each policy quarter that the Rider is in effect based on the Accumulation Value as of that date. We will deduct this charge beginning with the first policy quarter after the Policy Date. This charge will be deducted from each Allocation Alternative and from each DCA Account, if applicable, in proportion to its percentage of the Accumulation Value on the first Business Day of the applicable quarter.

     The maximum annual charge is 1.00% of the policy's Accumulation Value, applied on a quarterly basis. We may set a lower charge at our sole discretion. The current charge for the EBB Rider is 0.30% of the policy's Accumulation Value, applied on a quarterly basis (0.075% per quarter). This charge will not change once your policy is issued.

     (g) Transfer Fees

     There is no charge for the first 12 transfers in any one policy year. NYLIAC reserves the right to charge up to $30 for each transfer in excess of 12, subject to any applicable state insurance law requirements. Transfers made under dollar cost averaging and automatic asset realization do not count toward this transfer limit.

     GROUP AND SPONSORED ARRANGEMENTS

     For certain group or sponsored arrangements, we may reduce the surrender charge and the policy service charge or change the minimum initial and additional premium payment requirements. Group arrangements include those in which a trustee or an employer, for example, purchases policies covering a group of individuals on a group basis. Sponsored arrangements include those in which an employer allows us to sell policies to its employees or retirees on an individual basis.

     Our costs for sales, administration, and mortality generally vary with the size and stability of the group among other factors. We take all these factors into account when reducing charges. To qualify for reduced charges, a group or sponsored arrangement must meet certain requirements, including our requirements for size and number of years in existence. Group or sponsored arrangements that have been set up solely to buy policies or that have been in existence less than six months will not qualify for reduced charges.

     We will make any reductions according to our rules in effect when an application or enrollment form for a policy is approved. We may change these rules from time to time. Any variation in the surrender charge or policy service charge will reflect differences in costs or services and will not be unfairly discriminatory.

     TAXES

     NYLIAC may, where premium taxes are imposed by state law, deduct such taxes from your policy either (i) when a surrender or cancellation occurs, or (ii) at the Annuity Commencement Date. Applicable premium tax rates depend upon such factors as your current state of residency, and the insurance laws and NYLIAC's status in states where premium taxes are incurred. Current premium tax rates range from 0% to 3.5%. Applicable premium tax rates are subject to change by legislation, administrative interpretations or judicial acts.

     Under present laws, NYLIAC will also incur state and local taxes (in addition to the premium taxes described above) in several states. At present, these taxes are not significant. If they increase, however, NYLIAC may make charges for such taxes.

     NYLIAC does not expect to incur any federal income tax liability attributable to investment income or capital gains retained as part of the reserves under the policies. (See "FEDERAL TAX MATTERS.") Based upon these expectations, no charge is being made currently for corporate federal income taxes which may be attributable to the Separate Account. Such a charge may be made in future years for any federal income taxes NYLIAC incurs.

                         DISTRIBUTIONS UNDER THE POLICY

     SURRENDERS AND WITHDRAWALS

     You can make a partial withdrawal, periodic partial withdrawal, hardship withdrawal or surrender the policy to receive part or all of the Accumulation Value at any time before the Annuity Commencement Date and while the Annuitant is living, by sending a written request on a form acceptable to NYLIAC. Facsimile transmissions are not acceptable and will not be honored at any time. These forms must be mailed to us at the address given in Question 15. The amount available for withdrawal is the Accumulation Value on the Business Day during which we receive the request, less any outstanding loan balance, surrender charges, premium taxes which we may deduct and policy service charge, if applicable. If you have not provided us with a written election not to withhold federal income taxes at the time you make a withdrawal or surrender request, NYLIAC must by law withhold such taxes from the taxable portion of any surrender or withdrawal. We will remit that amount to the federal government. In addition, some states have enacted legislation requiring withholding. We will pay all surrenders or withdrawals within seven days of receipt of all documents (including documents necessary to comply with federal and state tax law), subject to postponement in certain circumstances. (See "DISTRIBUTIONS UNDER THE POLICY--Delay of Payments.")

     Since you assume the investment risk with respect to amounts allocated to the Separate Account and because certain surrenders or withdrawals are subject to a surrender charge and premium tax deduction, the total amount paid upon surrender of the policy (taking into account any prior withdrawals) may be more or less than the total premium payments made.

     Surrenders and withdrawals may be taxable transactions, and the Internal Revenue Code provides that a 10% penalty tax may be imposed on certain early surrenders or withdrawals. (See "FEDERAL TAX MATTERS--Taxation of Annuities in General.")

     (a) Surrenders

     We may deduct a surrender charge and any state premium tax, if applicable, less any outstanding loan balance, and less the annual policy service charge, if applicable, from the amount paid. We will pay the proceeds in a lump sum to you unless you elect a different Income Payment method. (See "DISTRIBUTIONS UNDER THE POLICY--Income Payments.") Surrenders may be taxable transactions and the 10% penalty tax provisions may be applicable. (See "FEDERAL TAX MATTERS--Taxation of Annuities in General.")

     (b) Partial Withdrawals

     The minimum amount that can be withdrawn is $500, unless we agree otherwise. We will withdraw the amount from the Allocation Alternatives and/or the DCA Advantage Plan Accounts in accordance with your request. If you do not specify how to allocate a partial withdrawal among the Allocation Alternatives and/or the DCA Advantage Plan Accounts, we will allocate the partial withdrawal on a pro-rata basis. Partial withdrawals may be taxable transactions and the 10% penalty tax provisions may be applicable. (See "FEDERAL TAX MATTERS--Taxation of Annuities in General.")

     If the requested partial withdrawal is greater than the value in any of the Allocation Alternatives and/or the DCA Advantage Plan Accounts from which the partial withdrawal is being made, we will pay the entire value of that Allocation Alternative and/or the DCA Advantage Plan Accounts, less any surrender charge that may apply, to you. We will not process partial withdrawal requests if honoring such requests would result in an Accumulation Value of less than $2,000.

     (c) Periodic Partial Withdrawals

     You may elect to receive regularly scheduled withdrawals from the policy. These periodic partial withdrawals may be paid on a monthly, quarterly, semi-annual, or annual basis. You will elect the frequency of the withdrawals and the day of the month for the withdrawals to be made (may not be the 29th, 30th, or 31st of a month). We will not process a Periodic Partial Withdrawal unless we receive a written request at the Variable Products Service Center at the addresses listed in Question 15 of this prospectus. We must receive this request at least five Business Days before the date the distributions are scheduled to begin. If your request for this option is received less than five Business Days prior to the date you request it to begin, the withdrawals will begin on the day of the month you specify in the month following the receipt of your request. Facsimile requests will not be accepted or processed. We will make all withdrawals on the day of each calendar month you specify, or on the next Business Day (if the day you have specified is not a Business Day). You must specify the Investment Divisions and/or Fixed Accounts from which the periodic withdrawals will be made. The minimum amount under this feature is $100, or such lower amount as we may permit. Periodic partial withdrawals may be taxable transactions and the 10% penalty tax provisions may be applicable. (See "Federal Tax Matters--Taxation of Annuities in General.") If you do not specify otherwise, we will withdraw money on a pro-rata basis from each Investment Division and/or the Fixed Accounts. You may not elect to receive periodic partial withdrawals from the DCA Advantage Plan Accounts.

     You can elect to receive "Interest Only" periodic partial withdrawals for the interest earned on monies allocated to the Fixed Accounts. If this option is chosen, the $100 minimum for periodic partial withdrawals will be waived. However, you must have at least $5,000 in the Fixed Account selected at the time of each periodic partial withdrawal, unless we agree otherwise.

     Electing any periodic partial withdrawal will void the Fixed Account Initial Premium Guarantee. (See "THE FIXED ACCOUNTS--Fixed Account Initial Premium Guarantee.")

     (d) Hardship Withdrawals

     Under certain Qualified Policies, the Plan Administrator may allow, in its sole discretion, certain withdrawals it determines to be "Hardship Withdrawals." The surrender charge and 10% penalty tax, if applicable, and provisions applicable to partial withdrawals apply to Hardship Withdrawals.

     REQUIRED MINIMUM DISTRIBUTION OPTION

     For IRAs and IRA SEPs, the policy owner is generally not required to elect the required minimum distribution option until April 1st of the year following the calendar year he or she attains age 70 1/2. For TSAs, the policy owner is generally not required to elect the required minimum distribution option until April 1st of the year following the calendar year he or she attains age 70 1/2 or until April 1st of the year following the calendar year he or she retires, whichever occurs later. For Inherited IRAs, the policy owner is required to take the first required minimum distribution on or before December 31 of the calendar year following the year of the original owner's death.

     OUR RIGHT TO CANCEL

     If we do not receive any premium payments for a period of two years, and both the Accumulation Value of your policy and your total premium payments less any withdrawals and surrender charges are less than $2,000, we reserve the right to terminate your policy subject to any applicable state insurance law or regulation. We will notify you of our intention to exercise this right and give you 90 days to make a premium payment. If we terminate your policy, we will pay you the Accumulation Value of your policy in one lump sum.

     ANNUITY COMMENCEMENT DATE

     The Annuity Commencement Date is the date specified on the Policy Data Page. The Annuity Commencement Date is the day that Income Payments are scheduled to commence under the policy unless the policy has been surrendered or an amount has been paid as proceeds to the designated Beneficiary prior to that date. If we agree, you may change the Annuity Commencement Date to an earlier date by providing written notice to NYLIAC. You may defer the Annuity Commencement Date to a later date if we agree to it, provided that we receive a written notice of the request at least one month before the last selected Annuity Commencement Date. The Annuity Commencement Date and Income Payment method for Qualified Policies may also be controlled by endorsements, the plan, or applicable law.

     DEATH BEFORE ANNUITY COMMENCEMENT

     If you or the Annuitant dies prior to the Annuity Commencement Date, we will pay an amount as proceeds to the designated beneficiary, as of the date we receive proof of death and all requirements necessary to make the payment. That amount will be the greatest of:

     (a) the Accumulation Value, less any outstanding loan balance;

     (b) the sum of all premium payments made, less any outstanding loan balance, partial withdrawals and surrender charges on those partial withdrawals less any rider charges; or

     (c) the "reset value" plus any additional premium payments made since the most recent "Reset Anniversary," less any outstanding loan balance, "proportional withdrawals" made since the most recent Reset Anniversary and any surrender charges applicable to such "proportional withdrawals," less any rider charges.

     We recalculate the reset value, with respect to any policy, every year from the Policy Date ("Reset Anniversary") until you or the Annuitant reaches age 80. On the First Policy Anniversary, we calculate the reset value by comparing (a) the Accumulation Value; and (b) the total of the premium payments made to the policy, less any proportional withdrawals, surrender charges on those withdrawals, less any rider charges. The reset value calculated on the second and subsequent Reset Anniversaries is based on a comparison between (a) the Accumulation Value on the current Reset Anniversary; and (b) the reset value on the prior Reset Anniversary, plus any premium payments since the prior Reset Anniversary, less any proportional withdrawals since the prior Reset Anniversary, surrender charges on those withdrawals, and less any rider charges since the last Reset Anniversary date. The greater of the compared values will be the new reset value.

     A proportional withdrawal is an amount equal to the amount withdrawn from the policy divided by the policy's Accumulation Value immediately preceding the withdrawal, multiplied by a) the total of the premium payments made to the policy prior to the withdrawal, less any proportional withdrawals previously processed and surrender charges on those withdrawals, during the first policy year, less any rider charges; or b) the reset value as of the last Policy Anniversary plus any additional premium payments made since the last Policy

Anniversary, less any proportional withdrawals made since the last Policy Anniversary and surrender charges on those withdrawals, in the second and subsequent policy years, less any rider charges.

     We have set forth below an example of how the death benefit is calculated annually. In this example, we have assumed the following:

     (1) you purchase a policy with a $200,000 premium payment;

     (2) the Accumulation Value immediately preceding the withdrawal is $250,000;

     (3) a $20,000 withdrawal is made after the second Policy Anniversary;

     (4) the Accumulation Value is $220,000 on the last Policy Anniversary (Reset Anniversary); and

     (5) you die in the third Policy Year and the Accumulation Value of the policy has decreased to $175,000.

The death benefit is the greatest of:

(a)  Accumulation Value: $175,000
(b)  Premium payments less any partial withdrawals: $180,000 ($200,000 - $20,000); or
(c)  Reset value--the greater of:    a)  Current Accumulation Value--$175,000; and
                                     b)  Last Reset Value, plus premiums, less withdrawals. That is:
                                         $220,000 + $0 - (($20,000/$250,000)($220,000))
                                         = $220,000 - (0.08)($220,000)
                                         = $220,000 - $17,600
                                         = $202,400

In this example, your Beneficiary(ies) would receive $202,400.

     The formula guarantees that the amount we pay will at least equal the sum of all premium payments (less any outstanding loan balance, partial withdrawals and surrender charges on such partial withdrawals, less any rider charges), independent of the investment experience of the Separate Account. The Beneficiary may receive the amount payable in a lump sum or under any life income payment option which is then available. If more than one Beneficiary is named, each Beneficiary will be paid a pro rata portion from each Allocation Alternative and any DCA Advantage Plan Account in which the policy is invested as of the date we receive proof of death and all requirements necessary to make the payment to that Beneficiary. We will keep the remaining balance in the policy to pay the other Beneficiaries. Due to market fluctuations, the remaining Accumulation Value may increase or decrease and we may pay subsequent Beneficiaries a different amount.

     We will make payments in a lump sum to the Beneficiary unless you have elected or the Beneficiary elects otherwise in a signed written notice which gives us the information that we need. If such an election is properly made, we will apply all or part of these proceeds:

          (i) under the Life Income Payment Option to provide an immediate annuity for the Beneficiary who will be the policy owner and Annuitant; or

          (ii) under another Income Payment Option we may offer at the time. Payments under the annuity or under any other method of payment we make available must be for the life of the Beneficiary, or for a number of years that is not more than the life expectancy of the Beneficiary at the time of the policy owner's death (as determined for federal tax purposes), and must begin within one year after the policy owner's death. (See "DISTRIBUTIONS UNDER THE POLICY--Income Payments.")

     If your spouse is the sole primary Beneficiary, we can pay the proceeds to the surviving spouse if you die before the Annuity Commencement Date or the policy can continue with the surviving spouse as (a) the new policy owner, and,
(b) if you were the Annuitant, as the Annuitant. Generally, NYLIAC will not issue a policy to joint owners. However, if NYLIAC makes an exception and issues a jointly owned policy, ownership rights and privileges under the policy must be exercised jointly and benefits under the policy will be paid upon the death of any joint owner. (See "FEDERAL TAX MATTERS--Taxation of Annuities in General.")

     If the Annuitant and, where applicable under another Income Payment option, the Joint Annuitant, if any, die after the Annuity Commencement Date, NYLIAC will pay the sum required by the Income Payment option in effect.

     We will make any distribution or application of policy proceeds within 7 days after NYLIAC receives all documents (including documents necessary to comply with federal and state tax law) in connection with the event or election that causes the distribution to take place, subject to postponement in certain circumstances. (See "DISTRIBUTIONS UNDER THE POLICY--Delay of Payments.")

     INCOME PAYMENTS

     (a) Election of Income Payment Options

     On the Annuity Commencement Date, the Accumulation Value will be applied to provide a monthly Income Payment. We will make Income Payments under the Life Income Payment Option or under such other option we may offer at that time where permitted by state laws. A lump sum payment may only be made if the Accumulation Value is less than $2,000. You may not request a lump sum payment to be made prior to the maturity date listed on the policy data page of your policy. If the Life Income Payment Option is not chosen, you may change the Income Payment option or request any other method of payment we agree to at any time before the Annuity Commencement Date. However, once payments begin, you may not change the option. If the Life Income Payment Option is chosen, we may require proof of birth date before Income Payments begin. For Income Payment options involving life income, the actual age of the Annuitant will affect the amount of each payment. Since payments based on older Annuitants are expected to be fewer in number, the amount of each annuity payment should be greater. We will make payments under the Life Income Payment option in the same specified amount and over the life of the Annuitant with a guarantee of 10 years of payments, even if the Annuitant dies sooner. NYLIAC does not currently offer variable Income Payment options.

     Under Income Payment options involving life income, the payee may not receive Income Payments equal to the total premium payments if the Annuitant dies before the actuarially predicted date of death. We base Income Payment options involving life income on annuity tables that vary on the basis of sex, unless the policy was issued under an employer sponsored plan or in a state which requires unisex rates.

     (b) Proof of Survivorship

     We may require satisfactory proof of survival, from time to time before we pay any Income Payments or other benefits. We will request the proof at least 30 days prior to the next scheduled payment date.

     DELAY OF PAYMENTS

     We will pay any amounts due from the Separate Account under the policy within seven days of the date NYLIAC receives all documents (including documents necessary to comply with federal and state tax law) in connection with a request.

     Situations where payment may be delayed:

          1. We may delay payment of any amounts due from the Separate Account under the policy and transfers among Investment Divisions from the Separate Account to the Fixed Account during any period that:

             (a) The New York Stock Exchange ("NYSE") is closed for other than usual weekends or holidays, trading is restricted by the Securities and Exchange Commission ("SEC"); or the SEC declares that an emergency exists;

             (b) The SEC, by order, permits us to delay payment in order to protect our policyowners; or

             (c) The check used to pay the premium has not cleared through the banking system. This may take up to 15 days.

          2. We may delay payment of any amount due from the Fixed Account and/or the DCA Advantage Plan Account. When permitted by law, we may defer payment of any partial withdrawal or full surrender request for up to six months from the date of surrender from the Fixed Account and/or DCA Advantage Plan Account. We will pay interest of at least 3.5% per year on any partial withdrawal or full surrender request deferred for 30 days or more.

          3. Federal laws made to combat terrorism and prevent money laundering by criminals might, in certain circumstances, require us to reject a premium payment and/or "freeze" a policy. If these laws apply in a particular policy(ies), we would not be allowed to pay any request for transfers, partial withdrawals, surrenders or death benefits. If a policy or an account is frozen, the Accumulation Value would be moved to a special segregated interest-bearing account and held in that account until instructions are received from the appropriate federal regulator.

     DESIGNATION OF BENEFICIARY

     You may select one or more Beneficiaries and name them in the application. Thereafter, before the Annuity Commencement Date and while the Annuitant is living, you may change the Beneficiary by written notice to NYLIAC. If before the Annuity Commencement Date, the Annuitant dies before you and no Beneficiary for the proceeds or for a stated share of the proceeds survives, the right to the proceeds or shares of the proceeds passes to you. If you are the Annuitant, the proceeds pass to your estate. However, if the policy owner who is not the Annuitant dies before the Annuity Commencement Date, and no Beneficiary for the proceeds or for a stated share of the proceeds survives, the right to the proceeds or shares of the proceeds passes to the policy owner's estate.

     RESTRICTIONS UNDER INTERNAL REVENUE CODE SECTION 403(B)(11)

     With respect to 403(b) Tax Sheltered Annuities distributions attributable to salary reduction contributions made in years beginning after December 31, 1988 (including the earnings on these contributions), as well as to earnings in such years on salary reduction accumulations held as of the end of the last year beginning before January 1, 1989, may not begin before the employee attains age 59 1/2, separates from service, dies or becomes disabled. The plan may also provide for distribution in the case of hardship. However, hardship distributions are limited to amounts contributed by salary reduction. The earnings on such amounts may not be withdrawn. Even though a distribution may be permitted under these rules (e.g. for hardship or after separation from service), it may still be subject to a 10% additional income tax as a premature distribution.

     Under the terms of your plan, you may have the option to invest in other 403(b) funding vehicles, including 403(b)(7) custodial accounts. You should consult your plan document to make this determination.

     LOANS

     Loans are available only if you have purchased your policy in connection with a 403(b) plan and may not be available in all states for plans subject to the Employee Retirement Income Security Act of 1974 ("ERISA"). Under your 403(b) policy, you may borrow against your policy's Accumulation Value after the first Policy Year and prior to the Annuity Commencement Date. Unless we agree otherwise, only one loan may be outstanding at a time. There must be a minimum accumulation value of $5,000 in the contract at the time of the loan. The minimum loan amount is $500. The maximum loan that you may take is the lesser of: (a) 50% of the policy's Accumulation Value on the date of the loan or (b) $50,000. We withdraw a loan processing fee of $25 from the Accumulation Value on a pro rata basis, unless prohibited by applicable state law or regulation. If on the date of the loan you do not have a Fixed Accumulation Value equal to at least 125% of the loan amount, we will transfer sufficient Accumulation Value from the Investment Divisions and/or any DCA Advantage Plan Accounts on a pro rata basis so that the Fixed Accumulation Value equals 125% of the loan amount. While a loan is outstanding, you may not make partial withdrawals or transfers which would reduce the Fixed Accumulation Value to an amount less than 125% of the outstanding loan balance.

     For plans not subject to ERISA, the interest rate paid by the policy owner of the loan will equal 5%. We will credit the assets being held in the Fixed Accounts to secure the loan with the minimum guaranteed interest rate of 3%. For plans subject to ERISA, we will apply the interest charged on the loan at the then current prime rate at the beginning of the calendar year, plus 1%. We will credit the money being held in the Fixed Accounts to secure the loan with a rate of interest that is the prime rate less 1%, but it will always be at least equal to the minimum guaranteed interest rate stated on the data page of your policy. For all plans, we will assess interest in arrears as part of the periodic loan repayments.

     You must repay the loan on a periodic basis not less frequently than quarterly and over a period not greater than five years from the date it is taken. If a loan repayment is in default, we will withdraw the amount in default from the Fixed Accumulation value to the extent permitted by federal income tax rules. We will take the withdrawal on a first-in, first-out (FIFO) basis from amounts allocated to the Fixed Accounts.

     We permit loans to acquire a principal residence under the same terms described above, except that:

          (a) the minimum loan amount is $5,000; and

          (b) repayment of the loan amount may be extended to a maximum of twenty-five years.

     We deduct any outstanding loan balance including any accrued interest from the Fixed Accumulation Value prior to payment of a surrender or the commencement of the annuity benefits. Upon the death of the policy owner or Annuitant, we deduct any outstanding loan balance from the Fixed Accumulation Value as a partial withdrawal as of the date we receive the notice of death.

     Loans are subject to the terms of the policy, your 403(b) plan and the Internal Revenue Code, which may impose restrictions upon them. We reserve the right to suspend, modify, or terminate the availability of loans under this policy at any time. However, any action taken by us will not affect already outstanding loans.

                               THE FIXED ACCOUNTS

     The Fixed Accounts are supported by the assets in NYLIAC's general account, which includes all of NYLIAC's assets except those assets specifically allocated to NYLIAC's separate accounts. NYLIAC has sole discretion to invest the assets of the Fixed Accounts subject to applicable law. The Fixed Accounts are not registered under the federal securities laws and are not generally subject to their provisions. Furthermore, the staff of the Securities and Exchange Commission has not reviewed the disclosures in this Prospectus relating to the Fixed Accounts. These disclosures regarding the Fixed Accounts may be subject to certain applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

     (a) Interest Crediting

     NYLIAC guarantees that it will credit interest at an effective rate of at least the minimum guaranteed interest rate stated on the data page of your policy to amounts allocated or transferred to the Fixed Accounts under the policies. We credit interest on a daily basis. NYLIAC may, at its sole discretion, credit a higher rate or rates of interest to the amounts allocated or transferred to the Fixed Accounts.

     For the 1-Year Fixed Account, interest rates will be set on the anniversary of each payment or transfer. All premium payments and additional amounts (including transfers from the Investment Divisions) allocated to the 1-Year Fixed Account, plus prior interest earned on such amounts, will receive their applicable interest rate for one-year periods from the anniversary on which the allocation or transfer was made.

     For the 3-Year Fixed Account, all premium payments will receive their applicable interest rate for a three-year period from the date on which the payment was made. At the beginning of the fourth Payment Year, and every Payment Year thereafter, a new interest rate will apply to those premium payments and the prior interest on those payments.

     (b) Transfers to Investment Divisions

     You may transfer amounts from the Fixed Accounts to the Investment Divisions up to 30 days prior to the Annuity Commencement Date, subject to the following conditions.

          1. During the first 7 Policy Years, the maximum amount you are allowed to transfer from each Fixed Account is limited to 25% of the value you have accumulated in each Fixed Account as of the prior Policy Anniversary. Thereafter, the maximum amount you are allowed to transfer from each Fixed Account is limited to 50% of the value you have accumulated in each Fixed Account as of the prior Policy Anniversary.

          2. The minimum amount that you may transfer from either Fixed Account to the Investment Divisions is the lesser of (i) $500 or (ii) the Fixed Accumulation Value, unless we agree otherwise. Additionally, the remaining values in either Fixed Account must be at least $500. If, after a contemplated transfer, the remaining values in the particular Fixed Account would be less than $500, that amount must be included in the transfer, unless NYLIAC in its discretion determines otherwise. We determine amounts transferred from the Fixed Accounts on a first-in, first-out ("FIFO") basis, for purposes of determining the rate at which we credit interest on monies remaining in either Fixed Account.

     Except as part of an existing request relating to the traditional Dollar Cost Averaging option, the Interest Sweep option or any DCA Advantage Plan, you may not transfer money into the 1-Year Fixed Account if you made a transfer out of the 1-Year Fixed Account during the previous six-month period.

     You must make transfer requests in accordance with established procedures. See "Virtual Service Center and Interactive Voice Response System."

     We will deduct partial withdrawals and apply any surrender charges to the Fixed Accounts on a FIFO basis (i.e., from any value in the Fixed Accounts attributable to premium payments or transfers from

Investment Divisions in the same order in which you allocated such payments or transfers to the 1-Year Fixed Account during the life of the policy). NYLIAC will also determine such partial withdrawals on a FIFO basis, for purposes of determining the rate at which interest will be credited on any monies remaining in the Fixed Accounts.

     (c) Fixed Account Initial Premium Guarantee

     NYLIAC guarantees that upon any surrender of a policy which occurs within the lifetime you will receive an amount equal to at least that portion of the initial premium payment which was initially allocated to the Fixed Accounts. However, this guarantee will not apply if you transfer any amount out of the Fixed Accounts (except transfers made under the Interest Sweep option) or make any partial withdrawals from the Fixed Accounts or a DCA Account.

     See the policy itself for details and a description of the Fixed Account.

                        THE DCA ADVANTAGE PLAN ACCOUNTS

     Like the Fixed Accounts, the DCA Advantage Plan Accounts are also supported by the assets in NYLIAC's general account. The DCA Advantage Plan Accounts are not registered under the federal securities laws. The information contained in the first paragraph under "The Fixed Accounts" equally applies to the DCA Advantage Plan Accounts.

     NYLIAC will set interest rates in advance for each date on which we may receive a premium payment to a DCA Advantage Plan Account. We will never declare less than the minimum guaranteed interest rate stated on the data page of your policy. Premium payments into a DCA Advantage Plan Account will receive the applicable interest rate in effect on the Business Day we receive the premium payment. Interest rates for subsequent premium payments made into the same DCA Advantage Plan Account may be different from the rate applied to prior premium payments made into the DCA Advantage Plan Account.

     The annual effective rate that we declare is credited only to amounts remaining in a DCA Advantage Plan Account. We credit the interest on a daily basis. Because money is periodically transferred out of the DCA Advantage Plan Account, amounts in the DCA Advantage Plan Account will not achieve the declared annual effective rate.

                              FEDERAL TAX MATTERS

     INTRODUCTION

     THE FOLLOWING DISCUSSION IS GENERAL AND IS NOT INTENDED AS TAX ADVICE. The Qualified Policies are designed for use by individuals in retirement plans which are intended to qualify as plans qualified for special income tax treatment under Sections 219, 403, 408 or 408A of the Code. The ultimate effect of federal income taxes on the Accumulation Value, on Income Payments and on the economic benefit to you, the Annuitant or the Beneficiary depends on the type of retirement plan for which the Qualified Policy is purchased, on the tax and employment status of the individual concerned and on NYLIAC's tax status. The following discussion assumes that Qualified Policies are used in retirement plans that qualify for the special federal income tax treatment described above. This discussion is not intended to address the tax consequences resulting from all of the situations in which a person may be entitled to or may receive a distribution under a policy. Any person concerned about these tax implications should consult a competent tax adviser before making a premium payment. This discussion is based upon NYLIAC's understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service. We cannot predict the likelihood of continuation of the present federal income tax laws or of the current interpretations by the Internal Revenue Service, which may change from time to time without notice. Any such change could have retroactive effects regardless of the date of enactment. Moreover, this discussion does not take into consideration any applicable state or other tax laws except with respect to the imposition of any state premium taxes. We suggest you consult with your tax adviser.

     TAXATION OF ANNUITIES IN GENERAL

     The following discussion assumes that the policies will qualify as annuity contracts for federal income tax purposes. The Statement of Additional Information discusses such qualifications.

     Section 72 of the Code governs taxation of annuities in general. NYLIAC believes that an annuity policy owner generally is not taxed on increases in the value of a policy until distribution occurs either in the form of a lump sum received by withdrawing all or part of the Accumulation Value (i.e., surrenders or partial withdrawals) or as Income Payments under the Income Payment option elected. The exception to this rule is that generally, a policy owner of any deferred annuity policy who is not a natural person must include in income any increase in the excess of the policy owner's Accumulation Value over the policy owner's investment in the contract during the taxable year. However, there are some exceptions to this exception. You may wish to discuss these with your tax counsel. The taxable portion of a distribution (in the form of an annuity or lump sum payment) is generally taxed as ordinary income. For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the Accumulation Value generally will be treated as a distribution.

     In the case of a withdrawal or surrender distributed to a participant or Beneficiary under a Qualified Policy, a ratable portion of the amount received is taxable, generally based on the ratio of the investment in the contract to the total policy value. The "investment in the contract" generally equals the portion, if any, of any premium payments paid by or on behalf of an individual under a policy which is not excluded from the individual's gross income. For policies issued in connection with qualified plans, the "investment in the contract" can be zero. The law requires the use of special simplified methods to determine the taxable amount of payments that are based in whole or in part on the Annuitant's life and that are paid from qualified retirement plans under
Section 401(a) and from qualified annuities and Tax Sheltered Annuities under
Section 403(b).

     Generally, in the case of a withdrawal under a Non-Qualified Policy before the Annuity Commencement Date, amounts received are first treated as taxable income to the extent that the Accumulation Value immediately before the withdrawal exceeds the "investment in the contract" at that time. Any additional amount withdrawn is not taxable. On the other hand, upon a full surrender of a Non-Qualified Policy, if the "investment in the contract" exceeds the Accumulation Value (less any surrender charges), the loss is treated as an ordinary loss for federal income tax purposes. However, limitations may apply to the amount of the loss that may be deductible. The IRS has not issued any official guidance as to the manner in which a loss on the surrender of an annuity policy may be reported for income tax purposes, including whether it must be treated as a miscellaneous itemized deduction.

     Although the tax consequences may vary depending on the Income Payment option elected under the policy, in general, only the portion of the Income Payment that represents the amount by which the Accumulation Value exceeds the "investment in the contract" will be taxed. After the investment in the policy is recovered, the full amount of any additional Income Payments is taxable. For fixed Income Payments, in general, there is no tax on the portion of each payment which represents the same ratio that the "investment in the contract" bears to the total expected value of the Income Payments for the term of the payments. However, the remainder of each Income Payment is taxable until the recovery of the investment in the contract, and thereafter the full amount of each annuity payment is taxable. If death occurs before full recovery of the investment in the contract, the unrecovered amount may be deducted on the annuitant's final tax return.

     In the case of a distribution, a penalty tax equal to 10% of the amount treated as taxable income may be imposed. The penalty tax is not imposed in certain circumstances, including, generally, distributions: (1) made on or after the date on which the taxpayer attains age 59 1/2, (2) made as a result of the policy owner's or Annuitant's death or disability, or (3) received in substantially equal installments paid at least annually as a life annuity. Other tax penalties may apply to certain distributions pursuant to a Qualified Policy.

     All non-qualified, deferred annuity contracts issued by NYLIAC (or its affiliates) to the same policy owner during any calendar year are to be treated as one annuity contract for purposes of determining the amount includable in an individual's gross income. In addition, there may be other situations in which the Treasury Department may conclude (under its authority to issue regulations) that it would be appropriate to aggregate two or more annuity contracts purchased by the same policy owner. Accordingly, a policy owner should consult a competent tax adviser before purchasing more than one policy or other annuity contract.

     A transfer of ownership of a policy, or designation of an Annuitant or other Beneficiary who is not also the policy owner, may result in certain income or gift tax consequences to the policy owner. A policy owner contemplating any transfer or assignment of a policy should contact a competent tax adviser with respect to the potential tax effects of such a transaction.

     QUALIFIED PLANS

     The Qualified Policy is designed for use with several types of qualified plans. The tax rules applicable to participants and beneficiaries in such qualified plans vary according to the type of plan and the terms and conditions of the plan itself. Special favorable tax treatment may be available for certain types of contributions and distributions (including special rules for certain lump sum distributions to individuals who attained the age of 50 by January 1,
1986). Adverse tax consequences may result from contributions in excess of specified limits, distributions prior to age 59 1/2 (subject to certain exceptions), distributions that do not conform to specified minimum distribution rules and in certain other circumstances. Therefore, this discussion only provides general information about use of the policies with the various types of qualified plans. Policy owners and participants under qualified plans as well as Annuitants and Beneficiaries are cautioned that the rights of any person to any benefits under qualified plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the policy issued in connection with the plan. Purchasers of policies for use with any qualified plan should seek competent legal and tax advice regarding the suitability of the policy.

          (a) Section 403(b) Plans. Under Section 403(b) of the Code, payments made by public school systems and certain tax exempt organizations to purchase annuity policies for their employees are excludable from the gross income of the employee, subject to certain limitations. However, such payments may be subject to FICA (Social Security) taxes.

          (b) Individual Retirement Annuities. Sections 219 and 408 of the Code permit individuals or their employers to contribute to an individual retirement program known as an "Individual Retirement Annuity" or "IRA", including an employer-sponsored Simplified Employee Pension or "SEP". Individual Retirement Annuities are subject to limitations on the amount which may be contributed and deducted and the time when distributions may commence. In addition, distributions from certain other types of qualified plans may be placed into Individual Retirement Annuities on a tax-deferred basis.

          (c) Roth Individual Retirement Annuities. Section 408A of the Code permits individuals with incomes below a certain level to contribute to an individual retirement program known as a "Roth Individual Retirement Annuity" or "Roth IRA." Roth IRAs are subject to limitations on the amount that may be contributed. Contributions to Roth IRAs are not deductible, but distributions from Roth IRAs that meet certain requirements are not included in gross income. Certain individuals are eligible to convert their existing non-Roth IRAs into Roth IRAs. They will be subject to income tax at the time of conversion.

          (d) Inherited IRAs. This policy may also be issued as an Inherited IRA if, after the death of the owner of an IRA, the named Beneficiary (other than the IRA owner's spouse) directs that the IRA death proceeds be transferred to a new policy issued as an Inherited IRA. The named Beneficiary of the original IRA policy will become the Annuitant under the Inherited IRA and may generally exercise all rights under the Inherited IRA policy, including the right to name his or her own Beneficiary in the event of death.

     Special tax rules apply to an Inherited IRA. The tax law does not permit additional premiums to be contributed to an Inherited IRA policy. Also, in order to avoid certain income tax penalties, a Required Minimum Distribution (RMD) must be withdrawn each year from an Inherited IRA policy. The first RMD must be taken on or before December 31 of the calendar year following the year of the original IRA owner's death. The tax penalty equals 50% of the excess of the RMD amount over the amounts, if any, actually withdrawn from the Inherited IRA during the calendar year.

                          DISTRIBUTOR OF THE POLICIES

     NYLIFE Distributors Inc. ("NYLIFE Distributors"), 169 Lackawanna Avenue, Parsippany, New Jersey 07054, is the principal underwriter and the distributor of the policies. It is an indirect wholly-owned subsidiary of New York Life. The maximum commission typically paid to broker-dealers who have entered into dealer agreements with NYLIFE Distributors is 6.25%. A portion of this amount will be paid as commissions to registered representatives.

                                 VOTING RIGHTS

     The Funds are not required to and typically do not hold routine annual stockholder meetings. Special stockholder meetings will be called when necessary. To the extent required by law, NYLIAC will vote the Eligible Portfolio shares held in the Investment Divisions at special stockholder meetings of the Funds in accordance with instructions we receive from persons having voting interests in the corresponding Investment Divisions. If, however, the federal securities laws are amended, or if NYLIAC's present interpretation should change, and as a result, NYLIAC determines that it is allowed to vote the Eligible Portfolio shares in its own right, we may elect to do so.

     Prior to the Annuity Commencement Date, you hold a voting interest in each Investment Division to which you have money allocated. We will determine the number of votes which are available to you by dividing the Accumulation Value attributable to an Investment Division by the net asset value per share of the applicable Eligible Portfolios. We will calculate the number of votes which are available to you separately for each Investment Division. We will determine that number by applying your percentage interest, if any, in a particular Investment Division to the total number of votes attributable to the Investment Division.

     We will determine the number of votes of the Eligible Portfolio which are available as of the date established by the Portfolio of the relevant Fund. Voting instructions will be solicited by written communication prior to such meeting in accordance with procedures established by the relevant Fund.

     If we do not receive timely instructions, we will vote those shares in proportion to the voting instructions which are received with respect to all policies participating in that Investment Division. We will apply voting instructions to abstain on any item to be voted upon on a pro rata basis to reduce the votes eligible to be cast. Each person having a voting interest in an Investment Division will receive proxy material, reports and other materials relating to the appropriate Eligible Portfolio.

                           TABLE OF CONTENTS FOR THE
                  STATEMENT OF ADDITIONAL INFORMATION ("SAI")

     The SAI contains more details concerning the subjects discussed in this Prospectus. The following is the Table of Contents for the SAI:

                                                              PAGE
                                                              ----
THE POLICIES................................................    2
  Valuation of Accumulation Units...........................    2
INVESTMENT PERFORMANCE CALCULATIONS.........................    2
  MainStay VP Cash Management Investment Division...........    2
  MainStay VP Government, MainStay VP High Yield Corporate
     Bond and MainStay VP Bond Investment Division Yields...    3
  Average Annual Total Return...............................    3
ANNUITY PAYMENTS............................................    4
GENERAL MATTERS.............................................    4
FEDERAL TAX MATTERS.........................................    4
  TAXATION OF NEW YORK LIFE INSURANCE AND ANNUITY
     CORPORATION............................................    4
  TAX STATUS OF THE POLICIES................................    5
DISTRIBUTOR OF THE POLICIES.................................    5
SAFEKEEPING OF SEPARATE ACCOUNT ASSETS......................    6
STATE REGULATION............................................    6
RECORDS AND REPORTS.........................................    6
LEGAL PROCEEDINGS...........................................    6
FINANCIAL STATEMENTS........................................    6
OTHER INFORMATION...........................................    6
FINANCIAL STATEMENTS........................................  F-1

     How to obtain a LifeStages(R) Essentials Variable Annuity Statement of
                            Additional Information.

               Call (800) 598-2019 or send this request form to:

                          NYLIAC Variable Products Service Center
                          Madison Square Station
                          P.O. Box 922
                          New York, NY 10159

--------------------------------------------------------------------------------

      Please send me a LifeStages(R) Essentials Variable Annuity Statement
                  of Additional Information dated May 1, 2003:

--------------------------------------------------------------------------------
Name

--------------------------------------------------------------------------------
Address

--------------------------------------------------------------------------------
City                            State                            Zip

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                      STATEMENT OF ADDITIONAL INFORMATION

                                  MAY 1, 2003
                                      FOR

                   LIFESTAGES(R) ESSENTIALS VARIABLE ANNUITY
                                      FROM
                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
                                  INVESTING IN
                  NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

     This Statement of Additional Information ("SAI") is not a prospectus. The SAI contains information that expands upon subjects discussed in the current LifeStages(R) Essentials Variable Annuity Prospectus. You should read the SAI in conjunction with the current LifeStages(R) Essentials Variable Annuity Prospectus dated May 1, 2003. You may obtain a copy of the Prospectus by calling New York Life Insurance and Annuity Corporation ("NYLIAC") at (800) 598-2019 or writing to NYLIAC at Madison Square Station, P.O. Box 922, New York, NY 10159. Terms used but not defined in this SAI have the same meaning as in the current LifeStages(R) Essentials Variable Annuity Prospectus.

                               TABLE OF CONTENTS*

                                                              PAGE
                                                              ----
THE POLICIES (16)...........................................     2
     Valuation of Accumulation Units (24)...................     2
INVESTMENT PERFORMANCE CALCULATIONS.........................     2
     MainStay VP Cash Management Investment Division........     2
     MainStay VP Government--Initial Class, MainStay VP High
       Yield Corporate Bond--Initial Class and MainStay VP
       Bond--Initial Class Investment Division Yields.......     3
     Average Annual Total Return............................     3
ANNUITY PAYMENTS............................................     4
GENERAL MATTERS.............................................     4
FEDERAL TAX MATTERS (39)....................................     4
     Taxation of New York Life Insurance and Annuity
       Corporation..........................................     4
     Tax Status of the Policies.............................     5
DISTRIBUTOR OF THE POLICIES.................................     5
SAFEKEEPING OF SEPARATE ACCOUNT ASSETS......................     6
STATE REGULATION............................................     6
RECORDS AND REPORTS.........................................     6
LEGAL PROCEEDINGS...........................................     6
FINANCIAL STATEMENTS........................................     6
OTHER INFORMATION...........................................     6
FINANCIAL STATEMENTS........................................   F-1

------------
* (Numbers in parentheses refer to page numbers of corresponding sections of the current LifeStages(R) Essentials Variable Annuity Prospectus.)

                                  THE POLICIES

     The following provides additional information about the policies and supplements the description in the Prospectus.

     VALUATION OF ACCUMULATION UNITS

     Accumulation Units are valued separately for each Investment Division of the Separate Account. The method used for valuing Accumulation Units in each Investment Division is the same. We arbitrarily set the value of each Accumulation Unit as of the date operations began for the Investment Division. Thereafter, the value of an Accumulation Unit of an Investment Division for any Business Day equals the value of an Accumulation Unit in that Investment Division as of the immediately preceding Business Day multiplied by the "Net Investment Factor" for that Investment Division for the current Business Day.

     We determine the Net Investment Factor for each Investment Division for any period from the close of the preceding Business Day to the close of the current Business Day (the "Valuation Period") is determined by the following formula:

                                    (a/b)-c
Where: a= the result of:

             (1) the net asset value per share of the Eligible Portfolio shares held in the Investment Division determined at the end of the current Valuation Period, plus

             (2) the per share amount of any dividend or capital gain
                 distribution made by the Eligible Portfolio for shares held in the Investment Division if the "ex-dividend" date occurs during the current Valuation Period;

          b= is the net asset value per share of the Eligible Portfolio shares held in the Investment Division determined as of the end of the immediately preceding Valuation Period; and

          c= is a factor representing the charges deducted from the applicable Investment Division on a daily basis. Such factor is equal, on an annual basis, to 1.45% of the daily average Variable Accumulation Value. (See "Charges and Deductions -- Other Charges" at page 29 of the Prospectus.)

     The Net Investment Factor may be greater or less than one. Therefore, the value of an Accumulation Unit in an Investment Division may increase or decrease from Valuation Period to Valuation Period.

                      INVESTMENT PERFORMANCE CALCULATIONS

     MAINSTAY VP CASH MANAGEMENT INVESTMENT DIVISION

     NYLIAC calculates the MainStay VP Cash Management Investment Division's current annualized yield for a seven-day period in a manner which does not take into consideration any realized or unrealized gains or losses on shares of the MainStay VP Cash Management Portfolio or on its portfolio securities. This current annualized yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation) in the value of a hypothetical account having a balance of one unit of the MainStay VP Cash Management Investment Division at the beginning of such seven-day period, dividing such net change in account value by the value of the account at the beginning of the period to determine the base period return and annualizing this quotient on a 365-day basis. The net change in account value reflects the deductions for the administration fee and the mortality and expense risk charge and income and expenses accrued during the period. Because of these deductions, the yield for the MainStay VP Cash Management Division will be lower than the yield for the MainStay VP Cash Management Portfolio.

     NYLIAC also calculates the effective yield of the MainStay VP Cash Management Investment Division for the same seven-day period on a compounded basis. The effective yield is calculated by compounding the unannualized base period return by adding one to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result.

     The yield on amounts held in the MainStay VP Cash Management Investment Division normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The MainStay VP Cash Management Investment Division's actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the MainStay VP Cash Management Portfolio, the types and quality of portfolio securities held by the MainStay VP Cash Management Portfolio, and its operating expenses.

    MAINSTAY VP GOVERNMENT--INITIAL CLASS, MAINSTAY VP HIGH YIELD CORPORATE BOND--INITIAL CLASS AND MAINSTAY VP BOND--INITIAL CLASS INVESTMENT DIVISION YIELDS

     The current annualized yield of the MainStay VP Government--Initial Class, MainStay VP High Yield Corporate Bond--Initial Class and MainStay VP Bond--Initial Class Investment Divisions refers to the income generated by these Investment Divisions over a specified 30-day period. Because the yield is annualized, the yield generated by an Investment Division during the 30-day period is assumed to be generated each 30-day period. We compute the yield by dividing the net investment income per accumulation unit earned during the period by the price per unit on the last day of the period, according to the following formula:

----                        YIELD = 2[(a-b+1)(6)-1]
                                                                 cd

Where: a = net investment income earned during the period by the Portfolio attributable to shares owned by the MainStay VP Government--Initial Class, MainStay VP High Yield Corporate Bond--Initial Class or MainStay VP Bond--Initial Class Investment Division.

         b = expenses accrued for the period (net of reimbursements).

         c = the average daily number of accumulation units outstanding during the period.

         d = the maximum offering price per accumulation unit on the last day of the period.

     Accrued expenses will include all recurring fees that are charged to all policy owner accounts. The yield calculations do not reflect the effect of any surrender charges that may be applicable to a particular policy. Surrender charges range from 7% to 0% of the amount withdrawn depending on the elapsed time since the relevant premium payment was made.

     Because of the charges and deductions imposed by the Separate Account the yield for the Investment Divisions will be lower than the yield for the corresponding Portfolio of the Fund. The yield on amounts held in the Investment Divisions normally will fluctuate over time. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The MainStay VP Government--Initial Class, MainStay VP High Yield Corporate Bond--Initial Class or MainStay VP Bond--Initial Class Investment Division's actual yield will be affected by the types and quality of portfolio securities held by the MainStay VP Government--Initial Class, MainStay VP High Yield Corporate Bond--Initial Class and MainStay VP Bond--Initial Class Portfolios of the Fund and their operating expenses.

     AVERAGE ANNUAL TOTAL RETURN. Average annual total return quotations for the Investment Divisions are computed by finding the average annual compounded rates of return over the periods shown that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                P(1+T)(n) = ERV

Where: P = a hypothetical initial payment of $1,000.

         T = average annual total return.

         n = number of years.

    ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one, five, or ten-year period or the inception date, at the end of the one, five or ten-year period (or fractional portion thereof).

     All total return figures are prepared under methods the SEC requires when advertising performance information. For periods beginning on or after the dates when the Investment Divisions started operations, the average annual total return (if surrendered) figures may be referred to as "standardized" performance. For periods before the dates when the Investment Divisions started operations, the figures are considered "non-standardized". The average annual total return (no surrender) figures are all considered "non-standardized".

     Performance data for the Investment Divisions may be compared, in advertisements, sales literature and reports to shareholders, to: (i) the investment returns on various mutual funds, stocks, bonds, certificates of deposit, tax free bonds, or common stock and bond indexes; and (ii) other groups of variable annuity separate accounts or other investment products tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds and other investment companies by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons who rank such investment companies on overall performance or other criteria.

     Reports and promotional literature may also contain the ratings New York Life and NYLIAC have received from independent rating agencies. New York Life and NYLIAC are among only a few companies that have consistently received among the highest possible ratings from the four major independent rating companies for financial strength and stability: A.M. Best, Fitch, Moody's and Standard and Poor's. However, neither New York Life nor NYLIAC guarantees the investment performance of the Investment Divisions.

                                ANNUITY PAYMENTS

     We will make equal annuity payments each month under the Life Income Payment Option during the lifetime of the Annuitant. Once payments begin, they do not change and are guaranteed for 10 years even if the Annuitant dies sooner. If the Annuitant dies before all guaranteed payments have been made, the rest will be made to the Beneficiary. We may require that the payee submit proof of the Annuitant's survivorship as a condition for future payments beyond the 10-year guaranteed payment period.

     On the Annuity Commencement Date, we will determine the Accumulation Value of your policy and use that value to calculate the amount of each annuity payment. We determine each annuity payment by applying the Accumulation Value, less any premium taxes, to the annuity factors specified in the annuity table set forth in the policy. Those factors are based on a set amount per $1,000 of proceeds applied. The appropriate rate must be determined by the sex (except where, as in the case of certain Qualified Policies and other employer-sponsored retirement plans, such classification is not permitted), date of application and age of the Annuitant. The dollars applied are then divided by 1,000 and the result multiplied by the appropriate annuity factor from the table to compute the amount of each monthly annuity payment.

                                GENERAL MATTERS

     NON-PARTICIPATING. The policies are non-participating. Dividends are not paid.

     MISSTATEMENT OF AGE OR SEX. If the Annuitant's stated age and/or sex in the policy are incorrect, NYLIAC will change the benefits payable to those which the premium payments would have purchased for the correct age and sex. Sex is not a factor when annuity benefits are based on unisex annuity payment rate tables. (See "Income Payments--Election of Income Payment Options" at page 35 of the Prospectus.) If we made payments based on incorrect age or sex, we will increase or reduce a later payment or payments to adjust for the error. Any adjustment will include interest, at 3.5% per year, from the date of the wrong payment to the date the adjustment is made.

     ASSIGNMENTS. If permitted by the plan or by law for the plan indicated in the application for the policy, you may assign a Non-Qualified Policy or any interest in it prior to the Annuity Commencement Date and during the Annuitant's lifetime. NYLIAC will not be deemed to know of an assignment unless it receives a copy of a duly executed instrument evidencing such assignment. Further, NYLIAC assumes no responsibility for the validity of any assignment. (See "Federal Tax Matters--Taxation of Annuities in General" at page 38 of the Prospectus.)

     MODIFICATION. NYLIAC may not modify the policy without your consent except to make the policy meet the requirements of the Investment Company Act of 1940, or to make the policy comply with any changes in the Internal Revenue Code or as required by the Code in order to continue treatment of the policy as an annuity, or by any other applicable law.

     INCONTESTABILITY. We rely on statements made in the application. They are representations, not warranties. We will not contest the policy after it has been in force during the lifetime of the Annuitant for two years from the Policy Date.

                              FEDERAL TAX MATTERS

     TAXATION OF NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

     NYLIAC is taxed as a life insurance company. Because the Separate Account is not an entity separate from NYLIAC, and its operations form a part of NYLIAC, it will not be taxed separately as a "regulated investment company" under Subchapter M of the Code. Investment income and realized net capital gains on the assets of the Separate Account are reinvested and are taken into account in determining the Accumulation Value. As a result, such investment income and realized net capital gains are automatically retained as part of the reserves under the policy. Under existing federal income tax law, NYLIAC believes that Separate Account investment income and realized net capital gains should not be taxed to the extent that such income and gains are retained as part of the reserves under the policy.

     TAX STATUS OF THE POLICIES

     Section 817(h) of the Code requires that the investments of the Separate Account must be "adequately diversified" in accordance with Treasury regulations in order for the policies to qualify as annuity contracts under Section 72 of the Code. The Separate Account intends to comply with the diversification requirements prescribed by the Treasury under Treasury Regulation Section 1.817-5.

     To comply with regulations under Section 817(h) of the Code, the Separate Account is required to diversify its investments, so that on the last day of each quarter of a calendar year, no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S. Government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. Government or an agency or instrumentality of the U.S. Government is treated as a security issued by the U.S. Government or its agency or instrumentality, whichever is applicable.

     Although the Treasury Department has issued regulations on the diversification requirements, such regulations do not provide guidance concerning the extent to which policy owners may direct their investments to particular subaccounts of a separate account, or the permitted number of such subaccounts. It is unclear whether additional guidance in this regard will be issued in the future. It is possible that if such guidance is issued, the policy may need to be modified to comply with such additional guidance. For these reasons, NYLIAC reserves the right to modify the Policy as necessary to attempt to prevent the policy owner from being considered the owner of the assets of the Separate Account or otherwise to qualify the policy for favorable tax treatment.

     The Code also requires that non-qualified annuity contracts contain specific provisions for distribution of the policy proceeds upon the death of any policy owner. In order to be treated as an annuity contract for federal income tax purposes, the Code requires that such policies provide that (a) if any policy owner dies on or after the Annuity Commencement Date and before the entire interest in the policy has been distributed, the remaining portion must be distributed at least as rapidly as under the method in effect on the policy owner's death; and (b) if any policy owner dies before the Annuity Commencement Date, the entire interest in the policy must generally be distributed within 5 years after the policy owner's date of death. These requirements will be considered satisfied if the entire interest of the policy is used to purchase an immediate annuity under which payments will begin within one year of the policy owner's death and will be made for the life of the Beneficiary or for a period not extending beyond the life expectancy of the Beneficiary. If the Beneficiary is the policy owner's surviving spouse, the policy may be continued with the surviving spouse as the new policy owner. If the policy owner is not a natural person, these "death of Owner" rules apply when the primary Annuitant is changed. Non-Qualified Policies contain provisions intended to comply with these requirements of the Code. No regulations interpreting these requirements of the Code have yet been issued and thus no assurance can be given that the provisions contained in these policies satisfy all such Code requirements. The provisions contained in these policies will be reviewed and modified if necessary to assure that they comply with the Code requirements when clarified by regulation or otherwise.

     Withholding of federal income taxes on the taxable portion of all distributions may be required unless the recipient elects not to have any such amounts withheld and properly notifies NYLIAC of that election. Different rules may apply to United States citizens or expatriates living abroad. In addition, some states have enacted legislation requiring withholding.

     Even if a recipient elects no withholding, special rules may require NYLIAC to disregard the recipient's election if the recipient fails to supply NYLIAC with a "TIN" or taxpayer identification number (social security number for individuals) or if the Internal Revenue Service notifies NYLIAC that the TIN provided by the recipient is incorrect.

                          DISTRIBUTOR OF THE POLICIES

     NYLIFE Distributors Inc. ("NYLIFE Distributors") is the principal underwriter and distributor of the policies. It is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. NYLIFE Distributors is an indirect wholly-owned subsidiary of New York Life. The maximum commission typically paid to broker-dealers who have entered into dealer agreements with NYLIFE Distributors is 6.25%. A portion of this amount will be paid as commissions to registered representatives.

     For the year ended December 31, 2002, NYLIAC paid commissions of $6,696,957, none of which was retained by NYLIFE Distributors.

     The policies are sold and premium payments are accepted on a continuous basis.

                     SAFEKEEPING OF SEPARATE ACCOUNT ASSETS

     NYLIAC holds title to assets of the Separate Account. The assets are kept physically segregated and held separate and apart from NYLIAC's general corporate assets. Records are maintained of all purchases and redemptions of Eligible Portfolio shares held by each of the Investment Divisions.

                                STATE REGULATION

     NYLIAC is a stock life insurance company organized under the laws of Delaware, and is subject to regulation by the Delaware State Insurance Department. We file an annual statement with the Delaware Commissioner of Insurance on or before March 1 of each year covering the operations and reporting on the financial condition of NYLIAC as of December 31 of the preceding calendar year. Periodically, the Delaware Commissioner of Insurance examines the financial condition of NYLIAC, including the liabilities and reserves of the Separate Account.

     In addition, NYLIAC is subject to the insurance laws and regulations of all the states where it is licensed to operate. The availability of certain policy rights and provisions depends on state approval and/or filing and review processes. Where required by state law or regulation, the policies will be modified accordingly.

                              RECORDS AND REPORTS

     NYLIAC maintains all records and accounts relating to the Separate Account. As presently required by the federal securities laws, NYLIAC will mail to you at your last known address of record, at least semi-annually after the first Policy Year, reports containing information required under the federal securities laws or by any other applicable law or regulation.

                               LEGAL PROCEEDINGS

     NYLIAC is a defendant in individual suits arising from its agency sales force, insurance (including variable contracts registered under the federal securities law), investment, retail securities, and/or other operations, including actions involving retail sales practices. Most of these actions seek substantial or unspecified compensatory and punitive damages. NYLIAC is also from time to time involved as a party in various governmental, administrative, and investigative proceedings and inquiries.

     Notwithstanding the uncertain nature of litigation and regulatory inquiries, the outcome of which cannot be predicted, NYLIAC believes that, after provisions made in the financial statements, the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on NYLIAC's financial position; however, it is possible that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on NYLIAC's operating results for a given year.

                              FINANCIAL STATEMENTS

     The balance sheet of NYLIAC as of December 31, 2002 and 2001 and the statements of income, of stockholder's equity and of cash flows for each of the three years in the period ended December 31, 2002 included in this Statement of Additional Information have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

     The Separate Account statement of assets and liabilities as of December 31, 2002 and the statement of operations, the statement of changes in net assets and the financial highlights for each of the periods indicated in this Statement of Additional Information have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

                               OTHER INFORMATION

     NYLIAC filed a registration statement with the Securities and Exchange Commission, under the Securities Act of 1933 as amended, with respect to the policies discussed in the Prospectus and this Statement of Additional Information. We have not included all of the information set forth in the registration statement, amendments and exhibits to the registration statement in the Prospectus and this Statement of Additional Information. We intend the statements contained in the Prospectus and this Statement of Additional Information concerning the content of the policies and other legal instruments to be summaries. For a complete statement of the terms of these documents, you should refer to the instruments filed with the Securities and Exchange Commission. The omitted information may be obtained at the principal offices of the Securities and Exchange Commission in Washington, D.C., upon payment of prescribed fees, or through the Commission's website at www.sec.gov.

                  NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

                              FINANCIAL STATEMENTS

            SERIES I POLICIES:               LifeStages(R) Variable Annuity
                                             LifeStages(R) Flexible Premium Variable
                                             Annuity
                                             MainStay Plus Variable Annuity

            SERIES II POLICIES:              LifeStages(R) Access Variable Annuity
                                             MainStay Access Variable Annuity

            SERIES III POLICIES:             LifeStages(R) Premium Plus Variable
                                             Annuity
                                             MainStay Premium Plus Variable Annuity
                                             AmSouth Premium Plus Variable Annuity

            SERIES IV POLICIES:              LifeStages(R) Essentials Variable Annuity
                                             MainStay Plus II Variable Annuity

            SERIES V POLICIES:               LifeStages(R) Select Variable Annuity
                                             MainStay Select Variable Annuity

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 2002


                                                                                MAINSTAY VP      MAINSTAY VP
                                                               MAINSTAY VP        CAPITAL            CASH
                                                                   BOND         APPRECIATION      MANAGEMENT
                                                              ------------------------------------------------
ASSETS:
  Investment at net asset value.............................   $268,227,861     $348,791,182     $365,411,652

LIABILITIES:
  Liability to New York Life Insurance and Annuity
  Corporation for:
    Mortality and expense risk charges......................        824,263        1,200,530        1,197,964
    Administrative charges..................................         81,993          140,207          107,609
                                                               ------------     ------------     ------------
      Total net assets......................................   $267,321,605     $347,450,445     $364,106,079
                                                               ============     ============     ============
TOTAL NET ASSETS REPRESENTED BY:
  Net assets of Policyowners:
    Series I Policies.......................................   $216,195,815     $330,248,725     $263,444,077
    Series II Policies......................................      2,093,772          847,298       27,215,519
    Series III Policies.....................................     42,745,224       13,382,586       68,334,537
    Series IV Policies......................................      6,150,046        2,958,194        4,941,910
    Series V Policies.......................................        136,748           13,642          170,036
  Net assets retained in Separate Account by
    New York Life Insurance and Annuity Corporation.........             --               --               --
                                                               ------------     ------------     ------------
      Total net assets......................................   $267,321,605     $347,450,445     $364,106,079
                                                               ============     ============     ============
    Series I variable accumulation unit value...............   $      15.14     $      12.98     $       1.27
                                                               ============     ============     ============
    Series II variable accumulation unit value..............   $      12.32     $       4.88     $       1.05
                                                               ============     ============     ============
    Series III variable accumulation unit value.............   $      12.08     $       4.46     $       1.04
                                                               ============     ============     ============
    Series IV variable accumulation unit value..............   $      10.77     $       7.46     $       1.00
                                                               ============     ============     ============
    Series V variable accumulation unit value...............   $      10.52     $       9.20     $       1.00
                                                               ============     ============     ============
Identified Cost of Investment...............................   $262,999,789     $668,020,973     $365,407,581
                                                               ============     ============     ============

Not all investment divisions are available under all policies.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III


                      MAINSTAY VP                       MAINSTAY VP      MAINSTAY VP      MAINSTAY VP      MAINSTAY VP
     MAINSTAY VP         EQUITY        MAINSTAY VP         GROWTH         HIGH YIELD        INDEXED       INTERNATIONAL
     CONVERTIBLE         INCOME         GOVERNMENT         EQUITY       CORPORATE BOND       EQUITY           EQUITY
    --------------------------------------------------------------------------------------------------------------------
     $158,413,741     $ 63,950,582     $290,099,553     $270,392,279     $472,037,237     $494,085,963     $ 28,253,233

          522,840          196,709          878,626          914,841        1,467,936        1,706,282           98,342
           53,771           17,515           87,218          101,161          158,627          189,561            9,331
     ------------     ------------     ------------     ------------     ------------     ------------     ------------
     $157,837,130     $ 63,736,358     $289,133,709     $269,376,277     $470,410,674     $492,190,120     $ 28,145,560
     ============     ============     ============     ============     ============     ============     ============
     $132,023,226     $ 40,387,725     $230,479,522     $244,016,609     $417,268,458     $447,495,193     $ 23,569,159
        1,651,142          549,391        3,455,707        1,248,608        2,461,669        1,559,259          257,000
       20,474,838       15,132,070       45,739,930       21,124,767       43,111,355       37,642,277        3,598,678
        3,674,504        3,414,174        9,290,685        2,966,916        7,503,322        5,417,494          707,082
           13,420          113,210          167,865           19,377           65,870           75,897           13,641
               --        4,139,788               --               --               --               --               --
     ------------     ------------     ------------     ------------     ------------     ------------     ------------
     $157,837,130     $ 63,736,358     $289,133,709     $269,376,277     $470,410,674     $492,190,120     $ 28,145,560
     ============     ============     ============     ============     ============     ============     ============
     $      13.95     $       8.28     $      15.10     $      16.31     $      15.19     $      16.41     $      12.19
     ============     ============     ============     ============     ============     ============     ============
     $       7.89     $       8.23     $      12.04     $       5.71     $       9.65     $       6.23     $       7.45
     ============     ============     ============     ============     ============     ============     ============
     $       7.56     $       8.38     $      11.91     $       5.74     $       9.48     $       6.07     $       7.48
     ============     ============     ============     ============     ============     ============     ============
     $       9.27     $       8.09     $      10.74     $       8.08     $       9.67     $       8.20     $       8.82
     ============     ============     ============     ============     ============     ============     ============
     $      10.37     $       8.19     $      10.52     $       9.16     $      10.27     $       9.84     $       9.79
     ============     ============     ============     ============     ============     ============     ============
     $197,924,747     $ 72,904,879     $282,348,101     $434,320,496     $599,932,642     $725,506,850     $ 29,492,510
     ============     ============     ============     ============     ============     ============     ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of December 31, 2002


                                                               MAINSTAY VP      MAINSTAY VP      MAINSTAY VP
                                                                 MID CAP          MID CAP         SMALL CAP
                                                                   CORE            GROWTH           GROWTH
                                                              ------------------------------------------------
ASSETS:
  Investment at net asset value.............................   $ 19,921,037     $ 16,883,222     $ 25,418,699

LIABILITIES:
  Liability to New York Life Insurance and Annuity
  Corporation for:
    Mortality and expense risk charges......................         62,934           50,587           80,617
    Administrative charges..................................          6,173            4,609            7,450
                                                               ------------     ------------     ------------
      Total net assets......................................   $ 19,851,930     $ 16,828,026     $ 25,330,632
                                                               ============     ============     ============
TOTAL NET ASSETS REPRESENTED BY:
  Net assets of Policyowners:
    Series I Policies.......................................   $ 11,010,146     $  8,115,596     $ 14,448,695
    Series II Policies......................................         68,909          142,179          267,459
    Series III Policies.....................................      3,509,604        3,961,250        5,362,285
    Series IV Policies......................................      1,239,943        1,392,398        1,797,878
    Series V Policies.......................................          9,862           15,471           14,106
  Net assets retained in Separate Account by
    New York Life Insurance and Annuity Corporation.........      4,013,466        3,201,132        3,440,209
                                                               ------------     ------------     ------------
      Total net assets......................................   $ 19,851,930     $ 16,828,026     $ 25,330,632
                                                               ============     ============     ============
    Series I variable accumulation unit value...............   $       8.03     $       6.40     $       6.88
                                                               ============     ============     ============
    Series II variable accumulation unit value..............   $       8.67     $       8.19     $       7.07
                                                               ============     ============     ============
    Series III variable accumulation unit value.............   $       8.35     $       6.54     $       6.86
                                                               ============     ============     ============
    Series IV variable accumulation unit value..............   $       8.14     $       7.01     $       7.41
                                                               ============     ============     ============
    Series V variable accumulation unit value...............   $       9.70     $      10.20     $       8.31
                                                               ============     ============     ============
Identified Cost of Investment...............................   $ 22,379,934     $ 21,701,587     $ 30,501,218
                                                               ============     ============     ============

Not all investment divisions are available under all policies.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

                                       MAINSTAY VP      MAINSTAY VP      MAINSTAY VP      MAINSTAY VP
                                         AMERICAN         DREYFUS        EAGLE ASSET          LORD            ALGER
     MAINSTAY VP                         CENTURY           LARGE          MANAGEMENT         ABBETT          AMERICAN
        TOTAL         MAINSTAY VP         INCOME          COMPANY           GROWTH         DEVELOPING         SMALL
        RETURN           VALUE           & GROWTH          VALUE            EQUITY           GROWTH       CAPITALIZATION
    --------------------------------------------------------------------------------------------------------------------
     $229,466,803     $197,403,756     $ 47,527,942     $ 41,730,272     $ 93,482,725     $ 19,667,027     $ 50,389,388

          763,728          661,800          159,423          141,737          328,644           63,379          171,379
           87,105           69,981           17,753           14,424           35,881            6,995           18,272
     ------------     ------------     ------------     ------------     ------------     ------------     ------------
     $228,615,970     $196,671,975     $ 47,350,766     $ 41,574,111     $ 93,118,200     $ 19,596,653     $ 50,199,737
     ============     ============     ============     ============     ============     ============     ============
     $213,473,169     $169,824,237     $ 35,400,313     $ 26,746,544     $ 82,524,687     $ 11,493,461     $ 44,207,206
        1,846,562          902,544          212,821          308,899          478,927          108,823          417,029
       11,220,921       22,025,767        3,273,583        5,637,233        8,997,872        1,600,996        5,199,831
        2,062,893        3,869,862          528,518          809,559        1,116,702          320,696          375,671
           12,425           49,565               --               --               12               --               --
               --               --        7,935,531        8,071,876               --        6,072,677               --
     ------------     ------------     ------------     ------------     ------------     ------------     ------------
     $228,615,970     $196,671,975     $ 47,350,766     $ 41,574,111     $ 93,118,200     $ 19,596,653     $ 50,199,737
     ============     ============     ============     ============     ============     ============     ============
     $      14.41     $      14.51     $       7.94     $       8.07     $       9.85     $       6.07     $       6.15
     ============     ============     ============     ============     ============     ============     ============
     $       6.64     $       8.49     $       6.57     $       7.49     $       5.52     $       5.83     $       4.31
     ============     ============     ============     ============     ============     ============     ============
     $       6.37     $       8.11     $       6.45     $       7.40     $       4.72     $       5.86     $       4.00
     ============     ============     ============     ============     ============     ============     ============
     $       8.73     $       7.67     $       8.15     $       7.99     $       7.90     $       7.72     $       8.19
     ============     ============     ============     ============     ============     ============     ============
     $       9.93     $       8.34     $         --     $         --     $       9.60     $         --     $         --
     ============     ============     ============     ============     ============     ============     ============
     $319,713,258     $258,011,388     $ 63,850,639     $ 53,098,727     $174,148,628     $ 31,756,199     $ 65,418,380
     ============     ============     ============     ============     ============     ============     ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of December 31, 2002


                                                                 AMSOUTH          AMSOUTH
                                                                 ENHANCED      INTERNATIONAL       AMSOUTH
                                                                  MARKET           EQUITY         LARGE CAP
                                                              ------------------------------------------------
ASSETS:
  Investment at net asset value.............................   $  1,569,151     $    140,120     $  2,536,752

LIABILITIES:
  Liability to New York Life Insurance and Annuity
  Corporation for:
    Mortality and expense risk charges......................          6,711              755           10,644
    Administrative charges..................................             --               --               --
                                                               ------------     ------------     ------------
      Total net assets......................................   $  1,562,440     $    139,365     $  2,526,108
                                                               ============     ============     ============
TOTAL NET ASSETS REPRESENTED BY:
  Net assets of Policyowners:
    Series I Policies.......................................   $         --     $         --     $         --
    Series II Policies......................................             --               --               --
    Series III Policies.....................................      1,562,440          139,365        2,526,108
    Series IV Policies......................................             --               --               --
    Series V Policies.......................................             --               --               --
                                                               ------------     ------------     ------------
      Total net assets......................................   $  1,562,440     $    139,365     $  2,526,108
                                                               ============     ============     ============
    Series I variable accumulation unit value...............   $         --     $         --     $         --
                                                               ============     ============     ============
    Series II variable accumulation unit value..............   $         --     $         --     $         --
                                                               ============     ============     ============
    Series III variable accumulation unit value.............   $       6.53     $       6.71     $       6.57
                                                               ============     ============     ============
    Series IV variable accumulation unit value..............   $         --     $         --     $         --
                                                               ============     ============     ============
    Series V variable accumulation unit value...............   $         --     $         --     $         --
                                                               ============     ============     ============
Identified Cost of Investment...............................   $  1,909,053     $    162,672     $  3,054,491
                                                               ============     ============     ============

Not all investment divisions are available under all policies.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

                                         DREYFUS IP         FIDELITY          FIDELITY
                        CALVERT          TECHNOLOGY            VIP               VIP          JANUS ASPEN
       AMSOUTH           SOCIAL            GROWTH         CONTRAFUND(R)     EQUITY-INCOME        SERIES
       MID CAP          BALANCED      (INITIAL SHARES)   (INITIAL CLASS)   (INITIAL CLASS)      BALANCED
    -------------------------------------------------------------------------------------------------------
     $    829,642     $ 27,488,553      $  7,398,993      $263,102,666      $168,375,326      $602,586,326

            3,244           92,686            24,339           869,763           571,205         1,974,894
               --            9,584             2,054            97,065            59,544           216,299
     ------------     ------------      ------------      ------------      ------------      ------------
     $    826,398     $ 27,386,283      $  7,372,600      $262,135,838      $167,744,577      $600,395,133
     ============     ============      ============      ============      ============      ============
     $         --     $ 23,138,958      $  4,789,504      $238,091,149      $144,348,363      $534,854,441
               --          111,453           156,002           980,757           625,993         2,505,511
          826,398        3,778,952         2,060,078        19,346,897        20,493,322        54,823,884
               --          351,872           367,016         3,663,679         2,204,401         8,129,281
               --            5,048                --            53,356            72,498            82,016
     ------------     ------------      ------------      ------------      ------------      ------------
     $    826,398     $ 27,386,283      $  7,372,600      $262,135,838      $167,744,577      $600,395,133
     ============     ============      ============      ============      ============      ============
     $         --     $      14.22      $       5.88      $      14.56      $      12.50      $      17.05
     ============     ============      ============      ============      ============      ============
     $         --     $       7.42      $       7.18      $       7.66      $       8.15      $       8.85
     ============     ============      ============      ============      ============      ============
     $       5.66     $       7.21      $       5.98      $       7.37      $       8.03      $       8.34
     ============     ============      ============      ============      ============      ============
     $         --     $       9.23      $       7.16      $       8.63      $       8.15      $       9.19
     ============     ============      ============      ============      ============      ============
     $         --     $      10.08      $         --      $      10.30      $       8.24      $       9.57
     ============     ============      ============      ============      ============      ============
     $  1,011,345     $ 36,430,923      $  9,800,895      $343,597,118      $214,946,747      $728,202,985
     ============     ============      ============      ============      ============      ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of December 31, 2002

                                                               JANUS ASPEN         MFS(R)
                                                                  SERIES         INVESTORS          MFS(R)
                                                                WORLDWIDE          TRUST           RESEARCH
                                                                  GROWTH           SERIES           SERIES
                                                              ------------------------------------------------
ASSETS:
  Investment at net asset value.............................   $268,041,219     $ 27,328,297     $ 34,671,339

LIABILITIES:
  Liability to New York Life Insurance and Annuity
  Corporation for:
    Mortality and expense risk charges......................        897,418           97,667          120,933
    Administrative charges..................................        103,259            9,447           12,451
                                                               ------------     ------------     ------------
      Total net assets......................................   $267,040,542     $ 27,221,183     $ 34,537,955
                                                               ============     ============     ============
TOTAL NET ASSETS REPRESENTED BY:
  Net assets of Policyowners:
    Series I Policies.......................................   $250,711,739     $ 22,188,548     $ 29,510,550
    Series II Policies......................................      1,023,727          260,327          269,768
    Series III Policies.....................................     13,227,423        4,309,312        4,400,817
    Series IV Policies......................................      2,077,635          462,996          356,679
    Series V Policies.......................................             18               --              141
                                                               ------------     ------------     ------------
      Total net assets......................................   $267,040,542     $ 27,221,183     $ 34,537,955
                                                               ============     ============     ============
    Series I variable accumulation unit value...............   $      12.02     $       7.07     $       7.19
                                                               ============     ============     ============
    Series II variable accumulation unit value..............   $       5.13     $       6.28     $       5.10
                                                               ============     ============     ============
    Series III variable accumulation unit value.............   $       4.71     $       6.18     $       4.89
                                                               ============     ============     ============
    Series IV variable accumulation unit value..............   $       7.79     $       8.14     $       7.89
                                                               ============     ============     ============
    Series V variable accumulation unit value...............   $       9.96     $         --     $       9.65
                                                               ============     ============     ============
Identified Cost of Investment...............................   $507,959,331     $ 37,921,970     $ 60,628,945
                                                               ============     ============     ============

Not all investment divisions are available under all policies.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

                         NEUBERGER                                          VAN KAMPEN
                           BERMAN                           VAN ECK            UIF
                            AMT         T. ROWE PRICE      WORLDWIDE         EMERGING
         MFS(R)           MID-CAP           EQUITY            HARD           MARKETS
    UTILITIES SERIES       GROWTH           INCOME           ASSETS           EQUITY
    ------------------------------------------------------------------------------------
      $    742,797      $  3,057,253     $117,050,255     $  8,986,681     $ 25,883,814

             2,615             9,665          394,738           28,948          113,259
               116               607           37,331            2,644            9,524
      ------------      ------------     ------------     ------------     ------------
      $    740,066      $  3,046,981     $116,618,186     $  8,955,089     $ 25,761,031
      ============      ============     ============     ============     ============
      $    299,325      $  1,672,838     $ 89,633,781     $  6,350,985     $ 22,763,837
             9,572            25,706        1,043,769           48,887          109,311
           390,429         1,192,447       22,370,872        2,229,190        2,432,365
            40,740           155,836        3,452,962          326,027          455,518
                --               154          116,802               --               --
      ------------      ------------     ------------     ------------     ------------
      $    740,066      $  3,046,981     $116,618,186     $  8,955,089     $ 25,761,031
      ============      ============     ============     ============     ============
      $       6.72      $       6.72     $       9.90     $       8.89     $       7.09
      ============      ============     ============     ============     ============
      $       7.93      $       6.94     $       9.47     $       8.83     $       5.12
      ============      ============     ============     ============     ============
      $       6.35      $       6.99     $       9.27     $       8.96     $       5.96
      ============      ============     ============     ============     ============
      $      10.18      $       9.68     $       8.22     $       8.42     $       7.88
      ============      ============     ============     ============     ============
      $         --      $       9.42     $       8.41     $         --     $         --
      ============      ============     ============     ============     ============
      $    777,644      $  3,584,729     $134,244,328     $  9,623,491     $ 42,193,693
      ============      ============     ============     ============     ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS
For the year ended December 31, 2002


                                                                                MAINSTAY VP         MAINSTAY VP
                                                            MAINSTAY VP           CAPITAL              CASH
                                                               BOND            APPRECIATION         MANAGEMENT
                                                         ---------------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income......................................    $  11,352,633       $     415,669      $     4,403,955
  Mortality and expense risk charges...................       (2,647,985)         (5,651,162)          (4,354,564)
  Administrative charges...............................         (278,491)           (665,625)            (405,671)
                                                           -------------       -------------      ---------------
      Net investment income (loss).....................        8,426,157          (5,901,118)            (356,280)
                                                           -------------       -------------      ---------------
REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments....................       19,317,518          92,244,056        1,089,153,732
  Cost of investments sold.............................      (19,258,898)       (126,987,938)      (1,089,140,646)
                                                           -------------       -------------      ---------------
      Net realized gain (loss) on investments..........           58,620         (34,743,882)              13,086
  Realized gain distribution received..................          233,898                  --                1,683
  Change in unrealized appreciation (depreciation) on
    investments........................................        8,108,625        (136,533,157)               3,220
                                                           -------------       -------------      ---------------
      Net gain (loss) on investments...................        8,401,143        (171,277,039)              17,989
                                                           -------------       -------------      ---------------
        Net increase (decrease) in net assets resulting
          from operations..............................    $  16,827,300       $(177,178,157)     $      (338,291)
                                                           =============       =============      ===============


                                                            MAINSTAY VP         MAINSTAY VP         MAINSTAY VP
                                                              MID CAP             MID CAP            SMALL CAP
                                                               CORE               GROWTH              GROWTH
                                                         ---------------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income......................................    $      59,598       $          --      $            --
  Mortality and expense risk charges...................         (180,844)           (169,939)            (262,574)
  Administrative charges...............................          (19,009)            (16,864)             (25,834)
                                                           -------------       -------------      ---------------
      Net investment income (loss).....................         (140,255)           (186,803)            (288,408)
                                                           -------------       -------------      ---------------
REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments....................        2,049,696           1,116,007            2,795,622
  Cost of investments sold.............................       (2,423,913)         (1,331,843)          (3,663,776)
                                                           -------------       -------------      ---------------
      Net realized gain (loss) on investments..........         (374,217)           (215,836)            (868,154)
  Realized gain distribution received..................               --                  --                   --
  Change in unrealized appreciation (depreciation) on
    investments........................................       (2,220,456)         (4,536,431)          (5,368,934)
                                                           -------------       -------------      ---------------
      Net gain (loss) on investments...................       (2,594,673)         (4,752,267)          (6,237,088)
                                                           -------------       -------------      ---------------
        Net increase (decrease) in net assets resulting
          from operations..............................    $  (2,734,928)      $  (4,939,070)     $    (6,525,496)
                                                           =============       =============      ===============

Not all investment divisions are available under all policies.

For Series IV and V policies, represents the period May 10, 2002 (Commencement of Operations) through December 31, 2002.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III


                                                                         MAINSTAY VP
                      MAINSTAY VP                       MAINSTAY VP       HIGH YIELD      MAINSTAY VP      MAINSTAY VP
     MAINSTAY VP         EQUITY        MAINSTAY VP         GROWTH         CORPORATE         INDEXED       INTERNATIONAL
     CONVERTIBLE         INCOME         GOVERNMENT         EQUITY            BOND            EQUITY           EQUITY
    --------------------------------------------------------------------------------------------------------------------
    $   4,542,819    $     644,814    $   7,997,901    $   2,892,931    $  49,251,682    $   7,148,468    $     400,701
       (2,011,033)        (578,569)      (2,364,670)      (4,100,066)      (5,737,033)      (7,302,746)        (337,497)
         (215,089)         (55,784)        (243,025)        (461,877)        (640,580)        (829,408)         (34,013)
    -------------    -------------    -------------    -------------    -------------    -------------    -------------
        2,316,697           10,461        5,390,206       (1,669,012)      42,874,069         (983,686)          29,191
    -------------    -------------    -------------    -------------    -------------    -------------    -------------
       18,420,369        3,207,437       17,643,152       55,268,600       95,781,855       85,463,077      170,512,084
      (22,430,356)      (3,775,916)     (17,028,095)     (73,626,855)    (144,519,091)     (95,357,052)    (173,451,463)
    -------------    -------------    -------------    -------------    -------------    -------------    -------------
       (4,009,987)        (568,479)         615,057      (18,358,255)     (48,737,236)      (9,893,975)      (2,939,379)
               --               --               --               --               --        1,895,714               --
      (14,037,265)      (9,400,818)       8,468,925      (77,213,593)       8,317,876     (150,872,602)       2,050,357
    -------------    -------------    -------------    -------------    -------------    -------------    -------------
      (18,047,252)      (9,969,297)       9,083,982      (95,571,848)     (40,419,360)    (158,870,863)        (889,022)
    -------------    -------------    -------------    -------------    -------------    -------------    -------------
    $ (15,730,555)   $  (9,958,836)   $  14,474,188    $ (97,240,860)   $   2,454,709    $(159,854,549)   $    (859,831)
    =============    =============    =============    =============    =============    =============    =============

                                       MAINSTAY VP      MAINSTAY VP      MAINSTAY VP      MAINSTAY VP
                                         AMERICAN         DREYFUS        EAGLE ASSET          LORD            ALGER
     MAINSTAY VP                         CENTURY           LARGE          MANAGEMENT         ABBETT          AMERICAN
        TOTAL         MAINSTAY VP         INCOME          COMPANY           GROWTH         DEVELOPING         SMALL
        RETURN           VALUE           & GROWTH          VALUE            EQUITY           GROWTH       CAPITALIZATION
    --------------------------------------------------------------------------------------------------------------------
    $   6,217,847    $   3,167,647    $     571,554    $     287,220    $      71,479    $          --    $          --
       (3,347,811)      (2,763,423)        (658,371)        (586,512)      (1,503,903)        (288,181)        (785,132)
         (387,341)        (302,729)         (75,329)         (61,266)        (167,139)         (32,474)         (84,085)
    -------------    -------------    -------------    -------------    -------------    -------------    -------------
        2,482,695          101,495         (162,146)        (360,558)      (1,599,563)        (320,655)        (869,217)
    -------------    -------------    -------------    -------------    -------------    -------------    -------------
       42,517,359       20,551,108        5,897,054        5,428,150       21,363,706        9,174,373      167,207,778
      (43,417,534)     (24,285,983)      (6,985,427)      (6,564,339)     (43,420,842)     (10,820,305)    (178,686,381)
    -------------    -------------    -------------    -------------    -------------    -------------    -------------
         (900,175)      (3,734,875)      (1,088,373)      (1,136,189)     (22,057,136)      (1,645,932)     (11,478,603)
               --          343,792               --               --               --               --               --
      (55,904,745)     (52,715,057)     (11,257,981)     (11,310,942)     (18,871,432)      (6,237,398)      (8,183,074)
    -------------    -------------    -------------    -------------    -------------    -------------    -------------
      (56,804,920)     (56,106,140)     (12,346,354)     (12,447,131)     (40,928,568)      (7,883,330)     (19,661,677)
    -------------    -------------    -------------    -------------    -------------    -------------    -------------
    $ (54,322,225)   $ (56,004,645)   $ (12,508,500)   $ (12,807,689)   $ (42,528,131)   $  (8,203,985)   $ (20,530,894)
    =============    =============    =============    =============    =============    =============    =============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the year ended December 31, 2002


                                                                 AMSOUTH         AMSOUTH
                                                                ENHANCED      INTERNATIONAL      AMSOUTH
                                                                 MARKET          EQUITY         LARGE CAP
                                                              ---------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income...........................................  $      7,019    $        549    $       4,054
  Mortality and expense risk charges........................       (22,125)         (3,223)         (36,131)
  Administrative charges....................................            --              --               --
                                                              -------------   -------------   -------------
      Net investment income (loss)..........................       (15,106)         (2,674)         (32,077)
                                                              -------------   -------------   -------------
REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments.........................       409,738         127,208          412,504
  Cost of investments sold..................................      (494,989)       (163,035)        (505,547)
                                                              -------------   -------------   -------------
      Net realized gain (loss) on investments...............       (85,251)        (35,827)         (93,043)
  Realized gain distribution received.......................            --              --               --
  Change in unrealized appreciation (depreciation) on
    investments.............................................      (336,281)        (12,840)        (548,806)
                                                              -------------   -------------   -------------
      Net gain (loss) on investments........................      (421,532)        (48,667)        (641,849)
                                                              -------------   -------------   -------------
        Net increase (decrease) in net assets resulting from
          operations........................................  $   (436,638)   $    (51,341)   $    (673,926)
                                                              =============   =============   =============


                                                               JANUS ASPEN       MFS(R)
                                                                 SERIES         INVESTORS        MFS(R)
                                                                WORLDWIDE         TRUST         RESEARCH
                                                                 GROWTH          SERIES          SERIES
                                                              ---------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income...........................................  $  2,947,276    $    175,002    $     116,020
  Mortality and expense risk charges........................    (4,180,744)       (407,657)        (545,540)
  Administrative charges....................................      (486,318)        (40,352)         (57,163)
                                                              -------------   -------------   -------------
      Net investment income (loss)..........................    (1,719,786)       (273,007)        (486,683)
                                                              -------------   -------------   -------------
REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments.........................   160,339,446       6,219,244        9,955,000
  Cost of investments sold..................................  (176,416,807)     (8,813,706)     (18,423,022)
                                                              -------------   -------------   -------------
      Net realized gain (loss) on investments...............   (16,077,361)     (2,594,462)      (8,468,022)
  Realized gain distribution received.......................            --              --               --
  Change in unrealized appreciation (depreciation) on
    investments.............................................   (86,686,068)     (5,326,780)      (4,091,609)
                                                              -------------   -------------   -------------
      Net gain (loss) on investments........................  (102,763,429)     (7,921,242)     (12,559,631)
                                                              -------------   -------------   -------------
        Net increase (decrease) in net assets resulting
          from operations...................................  $(104,483,215)  $ (8,194,249)   $ (13,046,314)
                                                              =============   =============   =============

Not all investment divisions are available under all policies.

For Series IV and V policies, represents the period May 10, 2002 (Commencement of Operations) through December 31, 2002.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

                                                                                         FIDELITY
                                             DREYFUS IP            FIDELITY                VIP
                           CALVERT           TECHNOLOGY               VIP                EQUITY-          JANUS ASPEN
        AMSOUTH             SOCIAL             GROWTH        CONTRAFUND(R)(INITIAL        INCOME             SERIES
        MID CAP            BALANCED       (INITIAL SHARES)          CLASS)           (INITIAL CLASS)        BALANCED
    --------------------------------------------------------------------------------------------------------------------
     $          --      $     805,113      $          --         $   2,313,556        $   3,044,855      $  15,584,790
           (11,064)          (364,845)           (83,846)           (3,549,244)          (2,329,729)        (7,972,909)
                --            (39,328)            (7,845)             (405,184)            (249,663)          (895,412)
     -------------      -------------      -------------         -------------        -------------      -------------
           (11,064)           400,940            (91,691)           (1,640,872)             465,463          6,716,469
     -------------      -------------      -------------         -------------        -------------      -------------
            67,033          3,665,918          2,979,007            27,000,986           22,627,034         62,788,037
           (93,033)        (4,951,550)        (3,763,670)          (30,205,587)         (29,686,440)       (60,080,096)
     -------------      -------------      -------------         -------------        -------------      -------------
           (26,000)        (1,285,632)          (784,663)           (3,204,601)          (7,059,406)         2,707,941
                --                 --                 --                    --            4,144,386                 --
          (150,238)        (3,329,468)        (2,653,322)          (27,337,803)         (35,697,937)       (62,206,513)
     -------------      -------------      -------------         -------------        -------------      -------------
          (176,238)        (4,615,100)        (3,437,985)          (30,542,404)         (38,612,957)       (59,498,572)
     -------------      -------------      -------------         -------------        -------------      -------------
     $    (187,302)     $  (4,214,160)     $  (3,529,676)        $ (32,183,276)       $ (38,147,494)     $ (52,782,103)
     =============      =============      =============         =============        =============      =============

                                                                                   VAN KEMPER
                          NEUBERGER                              VAN ECK              UIF
         MFS(R)             BERMAN         T. ROWE PRICE        WORLDWIDE           EMERGING
       UTILITIES         AMT MID-CAP           EQUITY              HARD             MARKETS
         SERIES             GROWTH             INCOME             ASSETS             EQUITY
    --------------------------------------------------------------------------------------------
     $      16,323      $          --      $   1,922,120      $      32,301      $          --
            (8,916)           (25,806)        (1,453,974)           (95,253)          (439,795)
              (318)            (1,705)          (143,889)            (9,538)           (40,561)
     -------------      -------------      -------------      -------------      -------------
             7,089            (27,511)           324,257            (72,490)          (480,356)
     -------------      -------------      -------------      -------------      -------------
           488,238            267,968         13,413,425         11,914,433        506,430,334
          (613,693)          (328,253)       (16,434,040)       (12,469,974)      (507,754,749)
     -------------      -------------      -------------      -------------      -------------
          (125,455)           (60,285)        (3,020,615)          (555,541)        (1,324,415)
                --                 --            115,918                 --                 --
           (27,232)          (557,953)       (16,792,258)          (371,780)         1,026,842
     -------------      -------------      -------------      -------------      -------------
          (152,687)          (618,238)       (19,696,955)          (927,321)          (297,573)
     -------------      -------------      -------------      -------------      -------------
     $    (145,598)     $    (645,749)     $ (19,372,698)     $    (999,811)     $    (777,929)
     =============      =============      =============      =============      =============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2002
and December 31, 2001


                                                                MAINSTAY VP                     MAINSTAY VP
                                                                   BOND                    CAPITAL APPRECIATION
                                                       -----------------------------   -----------------------------
                                                          2002(C)         2001(A)         2002(C)         2001(A)
                                                       -------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income (loss).....................  $   8,426,157   $   6,002,709   $  (5,901,118)  $  (8,060,078)
    Net realized gain (loss) on investments..........         58,620         (90,242)    (34,743,882)     19,697,363
    Realized gain distribution received..............        233,898              --              --              --
    Change in unrealized appreciation (depreciation)
      on investments.................................      8,108,625       1,937,501    (136,533,157)   (199,254,900)
                                                       -------------   -------------   -------------   -------------
      Net increase (decrease) in net assets resulting
        from operations..............................     16,827,300       7,849,968    (177,178,157)   (187,617,615)
                                                       -------------   -------------   -------------   -------------
  Contributions and (Withdrawals):
    Payments received from policyowners..............     22,698,154      19,177,542      20,002,373      48,764,262
    Policyowners' surrenders.........................    (18,659,971)     (7,267,424)    (33,834,434)    (37,140,495)
    Policyowners' annuity and death benefits.........     (1,877,155)     (1,445,576)     (3,499,736)     (4,477,315)
    Net transfers from (to) Fixed Account............     49,922,575      15,892,116       9,673,496      31,280,588
    Transfers between Investment Divisions...........     30,450,426      47,742,242     (34,533,541)    (36,654,158)
    Contribution (withdrawal) of seed money by New
      York Life Insurance and Annuity Corporation....             --              --              --              --
                                                       -------------   -------------   -------------   -------------
      Net contributions and (withdrawals)............     82,534,029      74,098,900     (42,191,842)      1,772,882
                                                       -------------   -------------   -------------   -------------
    Increase (decrease) attributable to New York Life
      Insurance and Annuity Corporation charges
      retained by the Separate Account...............        (43,736)        (27,572)        542,816         247,350
                                                       -------------   -------------   -------------   -------------
        Increase (decrease) in net assets............     99,317,593      81,921,296    (218,827,183)   (185,597,383)
NET ASSETS:
    Beginning of year................................    168,004,012      86,082,716     566,277,628     751,875,011
                                                       -------------   -------------   -------------   -------------
    End of year......................................  $ 267,321,605   $ 168,004,012   $ 347,450,445   $ 566,277,628
                                                       =============   =============   =============   =============


                                                                MAINSTAY VP                     MAINSTAY VP
                                                                GOVERNMENT                     GROWTH EQUITY
                                                       -----------------------------   -----------------------------
                                                          2002(C)         2001(A)         2002(C)         2001(A)
                                                       -------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income (loss).....................  $   5,390,206   $   3,748,243   $  (1,669,012)  $  (2,704,953)
    Net realized gain (loss) on investments..........        615,057        (210,216)    (18,358,255)       (100,645)
    Realized gain distribution received..............             --              --              --              --
    Change in unrealized appreciation (depreciation)
      on investments.................................      8,468,925         117,370     (77,213,593)    (78,152,350)
                                                       -------------   -------------   -------------   -------------
      Net increase (decrease) in net assets resulting
        from operations..............................     14,474,188       3,655,397     (97,240,860)    (80,957,948)
                                                       -------------   -------------   -------------   -------------
  Contributions and (Withdrawals):
    Payments received from policyowners..............     29,239,923      18,215,477      16,914,515      36,935,798
    Policyowners' surrenders.........................    (15,219,477)     (6,903,821)    (20,726,809)    (21,064,604)
    Policyowners' annuity and death benefits.........     (1,831,078)       (587,901)     (2,871,423)     (2,809,354)
    Net transfers from (to) Fixed Account............     36,365,858      14,823,488      20,899,208      35,868,212
    Transfers between Investment Divisions...........    100,294,927      36,559,984     (24,720,884)    (13,899,021)
                                                       -------------   -------------   -------------   -------------
      Net contributions and (withdrawals)............    148,850,153      62,107,227     (10,505,393)     35,031,031
                                                       -------------   -------------   -------------   -------------
    Increase (decrease) attributable to New York Life
      Insurance and Annuity Corporation charges
      retained by the Separate Account...............        (43,402)        (13,411)        334,241         113,227
                                                       -------------   -------------   -------------   -------------
        Increase (decrease) in net assets............    163,280,939      65,749,213    (107,412,012)    (45,813,690)
NET ASSETS:
    Beginning of year................................    125,852,770      60,103,557     376,788,289     422,601,979
                                                       -------------   -------------   -------------   -------------
    End of year......................................  $ 289,133,709   $ 125,852,770   $ 269,376,277   $ 376,788,289
                                                       =============   =============   =============   =============

Not all investment divisions are available under all policies.
(a) For AmSouth Premium Plus Variable Annuity policies, represents the period January 18, 2001 (Commencement of Operations) through December 31, 2001.
(b) For the period July 2, 2001 (Commencement of Operations) through December 31, 2001.
(c) For Series IV and V policies, represents the period May 10, 2002 (Commencement of Operations) through December 31, 2002.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

                                                                             MAINSTAY VP
             MAINSTAY VP                     MAINSTAY VP                       EQUITY
           CASH MANAGEMENT                   CONVERTIBLE                       INCOME
    -----------------------------   -----------------------------   -----------------------------
       2002(C)         2001(A)         2002(C)         2001(A)         2002(C)         2001(B)
    ---------------------------------------------------------------------------------------------
    $    (356,280)  $   5,253,699   $   2,316,697   $   3,568,589   $      10,461   $      14,029
           13,086             (35)     (4,009,987)     (1,129,597)       (568,479)        (13,040)
            1,683             825              --              --              --              --
            3,220           1,111     (14,037,265)     (8,063,968)     (9,400,818)        446,521
    -------------   -------------   -------------   -------------   -------------   -------------
         (338,291)      5,255,600     (15,730,555)     (5,624,976)     (9,958,836)        447,510
    -------------   -------------   -------------   -------------   -------------   -------------
       65,509,532     115,572,144      13,180,691      20,568,184      12,264,938       3,456,428
      (67,271,529)    (33,746,398)    (10,195,994)     (8,730,708)     (2,236,825)       (170,727)
       (2,621,797)     (2,777,629)     (1,654,179)     (1,256,654)       (178,902)         (2,227)
        8,484,029      25,775,174      23,249,524      29,547,519      25,274,711       2,578,262
       52,451,053      26,391,518      (6,319,609)       (953,011)     19,520,044       7,711,239
               --              --              --      (5,677,182)             --       5,000,000
    -------------   -------------   -------------   -------------   -------------   -------------
       56,551,288     131,214,809      18,260,433      33,498,148      54,643,966      18,572,975
    -------------   -------------   -------------   -------------   -------------   -------------
          (12,423)        (22,924)         57,336         (19,381)         32,236          (1,493)
    -------------   -------------   -------------   -------------   -------------   -------------
       56,200,574     136,447,485       2,587,214      27,853,791      44,717,366      19,018,992
      307,905,505     171,458,020     155,249,916     127,396,125      19,018,992              --
    -------------   -------------   -------------   -------------   -------------   -------------
    $ 364,106,079   $ 307,905,505   $ 157,837,130   $ 155,249,916   $  63,736,358   $  19,018,992
    =============   =============   =============   =============   =============   =============

             MAINSTAY VP
             HIGH YIELD                      MAINSTAY VP                     MAINSTAY VP
           CORPORATE BOND                  INDEXED EQUITY               INTERNATIONAL EQUITY
    -----------------------------   -----------------------------   -----------------------------
       2002(C)         2001(A)         2002(C)          2001           2002(C)          2001
    ---------------------------------------------------------------------------------------------
    $  42,874,069   $  45,360,038   $    (983,686)  $  (2,704,218)  $      29,191   $     (12,658)
      (48,737,236)     (9,925,661)     (9,893,975)     14,781,839      (2,939,379)     (2,423,709)
               --              --       1,895,714       6,998,998              --          64,702
        8,317,876     (22,979,947)   (150,872,602)   (124,392,572)      2,050,357      (1,034,458)
    -------------   -------------   -------------   -------------   -------------   -------------
        2,454,709      12,454,430    (159,854,549)   (105,315,953)       (859,831)     (3,406,123)
    -------------   -------------   -------------   -------------   -------------   -------------
       32,045,589      41,236,119      34,119,908      49,283,835       2,271,983       1,637,861
      (38,103,155)    (28,224,414)    (41,068,168)    (39,897,427)     (1,340,511)       (952,640)
       (6,119,436)     (5,487,895)     (6,133,078)     (5,988,184)       (260,564)       (207,511)
       34,120,715      23,393,433      33,096,197      38,924,875       3,135,377       2,023,975
        3,418,033      23,150,243     (34,570,031)    (29,451,263)      3,994,182      (1,923,946)
    -------------   -------------   -------------   -------------   -------------   -------------
       25,361,746      54,067,486     (14,555,172)     12,871,836       7,800,467         577,739
    -------------   -------------   -------------   -------------   -------------   -------------
           44,104         (25,869)        584,548          37,902           9,868           6,175
    -------------   -------------   -------------   -------------   -------------   -------------
       27,860,559      66,496,047    (173,825,173)    (92,406,215)      6,950,504      (2,822,209)
      442,550,115     376,054,068     666,015,293     758,421,508      21,195,056      24,017,265
    -------------   -------------   -------------   -------------   -------------   -------------
    $ 470,410,674   $ 442,550,115   $ 492,190,120   $ 666,015,293   $  28,145,560   $  21,195,056
    =============   =============   =============   =============   =============   =============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the years ended December 31, 2002
and December 31, 2001

                                                                MAINSTAY VP                     MAINSTAY VP
                                                                  MID CAP                         MID CAP
                                                                   CORE                           GROWTH
                                                       -----------------------------   -----------------------------
                                                          2002(C)         2001(B)         2002(C)         2001(B)
                                                       -------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income (loss).....................  $    (140,255)  $     (28,080)  $    (186,803)  $     (39,774)
    Net realized gain (loss) on investments..........       (374,217)        (11,388)       (215,836)         (7,399)
    Realized gain distribution received..............             --              --              --              --
    Change in unrealized appreciation (depreciation)
      on investments.................................     (2,220,456)       (238,442)     (4,536,431)       (281,933)
                                                       -------------   -------------   -------------   -------------
      Net increase (decrease) in net assets resulting
        from operations..............................     (2,734,928)       (277,910)     (4,939,070)       (329,106)
                                                       -------------   -------------   -------------   -------------
  Contributions and (Withdrawals):
    Payments received from policyowners..............      3,295,024         807,903       4,457,048       1,444,081
    Policyowners' surrenders.........................       (707,677)        (26,398)       (484,135)        (13,270)
    Policyowners' annuity and death benefits.........        (46,829)             --         (73,967)             --
    Net transfers from (to) Fixed Account............      6,414,612         491,164       7,790,497         776,372
    Transfers between Investment Divisions...........      6,523,782       1,105,194       1,869,852       1,316,123
    Contribution (withdrawal) of seed money by New
      York Life Insurance and Annuity Corporation....             --       5,000,000              --       5,000,000
                                                       -------------   -------------   -------------   -------------
      Net contributions and (withdrawals)............     15,478,912       7,377,863      13,559,295       8,523,306
                                                       -------------   -------------   -------------   -------------
    Increase (decrease) attributable to New York Life
      Insurance and Annuity Corporation charges
      retained by the Separate Account...............          8,014             (21)         13,912            (311)
                                                       -------------   -------------   -------------   -------------
        Increase (decrease) in net assets............     12,751,998       7,099,932       8,634,137       8,193,889
NET ASSETS:
    Beginning of year................................      7,099,932              --       8,193,889              --
                                                       -------------   -------------   -------------   -------------
    End of year......................................  $  19,851,930   $   7,099,932   $  16,828,026   $   8,193,889
                                                       =============   =============   =============   =============

                                                                MAINSTAY VP                     MAINSTAY VP
                                                                  DREYFUS                       EAGLE ASSET
                                                               LARGE COMPANY                    MANAGEMENT
                                                                   VALUE                       GROWTH EQUITY
                                                       -----------------------------   -----------------------------
                                                          2002(C)         2001(A)         2002(C)         2001(A)
                                                       -------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income (loss).....................  $    (360,558)  $    (256,719)  $  (1,599,563)  $  (2,034,650)
    Net realized gain (loss) on investments..........     (1,136,189)         73,756     (22,057,136)     (4,970,466)
    Realized gain distribution received..............             --       1,084,369              --              --
    Change in unrealized appreciation (depreciation)
      on investments.................................    (11,310,942)     (3,193,323)    (18,871,432)    (24,045,004)
                                                       -------------   -------------   -------------   -------------
      Net increase (decrease) in net assets resulting
        from operations..............................    (12,807,689)     (2,291,917)    (42,528,131)    (31,050,120)
                                                       -------------   -------------   -------------   -------------
  Contributions and (Withdrawals):
    Payments received from policyowners..............      2,823,428       4,431,543       6,917,327      17,857,249
    Policyowners' surrenders.........................     (2,053,664)     (1,704,673)     (7,858,857)     (7,954,018)
    Policyowners' annuity and death benefits.........       (380,376)       (363,242)       (894,194)       (843,385)
    Net transfers from (to) Fixed Account............      6,450,674       8,071,316       7,779,730      27,838,244
    Transfers between Investment Divisions...........     (1,749,083)      2,958,512     (12,748,184)    (21,803,324)
    Contribution (withdrawal) of seed money by New
      York Life Insurance and Annuity Corporation....             --              --              --      (1,685,468)
                                                       -------------   -------------   -------------   -------------
      Net contributions and (withdrawals)............      5,090,979      13,393,456      (6,804,178)     13,409,298
                                                       -------------   -------------   -------------   -------------
    Increase (decrease) attributable to New York Life
      Insurance and Annuity Corporation charges
      retained by the Separate Account...............         43,725          (1,476)        147,221          11,401
                                                       -------------   -------------   -------------   -------------
        Increase (decrease) in net assets............     (7,672,985)     11,100,063     (49,185,088)    (17,629,421)
NET ASSETS:
    Beginning of year................................     49,247,096      38,147,033     142,303,288     159,932,709
                                                       -------------   -------------   -------------   -------------
    End of year......................................  $  41,574,111   $  49,247,096   $  93,118,200   $ 142,303,288
                                                       =============   =============   =============   =============

Not all investment divisions are available under all policies.
(a) For AmSouth Premium Plus Variable Annuity policies, represents the period January 18, 2001 (Commencement of Operations) through December 31, 2001.
(b) For the period July 2, 2001 (Commencement of Operations) through December 31, 2001.
(c) For Series IV and V policies, represents the period May 10, 2002 (Commencement of Operations) through December 31, 2002.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

             MAINSTAY VP                                                                                     MAINSTAY VP
              SMALL CAP                      MAINSTAY VP                     MAINSTAY VP                  AMERICAN CENTURY
               GROWTH                       TOTAL RETURN                        VALUE                      INCOME & GROWTH
    -----------------------------   -----------------------------   -----------------------------   -----------------------------
       2002(C)         2001(B)         2002(C)         2001(A)         2002(C)         2001(A)         2002(C)         2001(A)
    -----------------------------------------------------------------------------------------------------------------------------
    $    (288,408)  $     (49,757)  $   2,482,695   $   3,456,494   $     101,495   $     383,863   $    (162,146)  $    (338,205)
         (868,154)        (32,685)       (900,175)      3,299,609      (3,734,875)        361,783      (1,088,373)         24,719
               --              --              --         458,366         343,792       9,774,140              --              --
       (5,368,934)        286,415     (55,904,745)    (49,626,251)    (52,715,057)    (12,824,685)    (11,257,981)     (5,773,609)
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
       (6,525,496)        203,973     (54,322,225)    (42,411,782)    (56,004,645)     (2,304,899)    (12,508,500)     (6,087,095)
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
        5,417,939       2,065,855      12,339,816      24,120,215      18,219,110      27,030,064       2,641,037       2,880,801
       (1,175,027)        (93,246)    (20,285,317)    (19,179,525)    (13,843,177)    (10,834,343)     (2,621,720)     (2,765,876)
          (69,751)            (95)     (3,404,162)     (2,789,716)     (2,063,606)     (1,759,852)       (356,407)       (616,401)
       10,429,559         950,710       6,612,908      15,226,924      30,731,867      21,738,403       4,808,762       4,697,305
        3,982,883       5,125,746     (17,200,168)    (12,181,398)     (6,193,239)     22,755,024      (2,049,229)     (1,535,328)
               --       5,000,000              --              --              --              --              --              --
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
       18,585,603      13,048,970     (21,936,923)      5,196,500      26,850,955      58,929,296       2,422,443       2,660,501
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
           18,915          (1,333)        170,735          33,777         211,006         (28,886)         48,253          (1,611)
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
       12,079,022      13,251,610     (76,088,413)    (37,181,505)    (28,942,684)     56,595,511     (10,037,804)     (3,428,205)
       13,251,610              --     304,704,383     341,885,888     225,614,659     169,019,148      57,388,570      60,816,775
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
    $  25,330,632   $  13,251,610   $ 228,615,970   $ 304,704,383   $ 196,671,975   $ 225,614,659   $  47,350,766   $  57,388,570
    =============   =============   =============   =============   =============   =============   =============   =============

             MAINSTAY VP                        ALGER
             LORD ABBETT                      AMERICAN                         AMSOUTH                         AMSOUTH
             DEVELOPING                         SMALL                         ENHANCED                      INTERNATIONAL
               GROWTH                      CAPITALIZATION                      MARKET                          EQUITY
    -----------------------------   -----------------------------   -----------------------------   -----------------------------
       2002(C)         2001(A)         2002(C)          2001           2002(C)         2001(A)         2002(C)         2001(A)
    -----------------------------------------------------------------------------------------------------------------------------
    $    (320,655)  $    (355,152)  $    (869,217)  $  (1,061,485)  $     (15,106)  $      (5,981)  $      (2,674)  $        (925)
       (1,645,932)        124,007     (11,478,603)    (39,384,253)        (85,251)         (1,258)        (35,827)           (127)
               --              --              --              --              --              --              --              --
       (6,237,398)     (2,352,165)     (8,183,074)     10,366,014        (336,281)         (3,620)        (12,840)         (9,713)
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
       (8,203,985)     (2,583,310)    (20,530,894)    (30,079,724)       (436,638)        (10,859)        (51,341)        (10,765)
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
        1,555,247       1,429,247       2,954,776       8,308,559         602,804         370,427         159,216          37,240
         (939,721)       (925,315)     (3,405,220)     (6,938,545)       (165,467)        (15,636)         (1,866)           (257)
         (105,555)       (197,906)       (524,486)       (442,172)       (101,899)             --              --              --
        1,156,733       1,277,592       3,563,096      11,036,302         594,101         739,076           3,409          89,241
         (513,401)     (2,309,358)     (4,049,008)     (4,603,579)        (43,888)         28,991         (86,013)            260
               --              --              --              --              --              --              --              --
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
        1,153,303        (725,740)     (1,460,842)      7,360,565         885,651       1,122,858          74,746         126,484
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
           26,836          (3,406)         71,007          43,117           1,463             (35)            218              23
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
       (7,023,846)     (3,312,456)    (21,920,729)    (22,676,042)        450,476       1,111,964          23,623         115,742
       26,620,499      29,932,955      72,120,466      94,796,508       1,111,964              --         115,742              --
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
    $  19,596,653   $  26,620,499   $  50,199,737   $  72,120,466   $   1,562,440   $   1,111,964   $     139,365   $     115,742
    =============   =============   =============   =============   =============   =============   =============   =============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the years ended December 31, 2002
and December 31, 2001


                                                                  AMSOUTH                         AMSOUTH
                                                                 LARGE CAP                        MID CAP
                                                       -----------------------------   -----------------------------
                                                          2002(C)         2001(A)         2002(C)         2001(A)
                                                       -------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income (loss).....................  $     (32,077)  $     (11,188)  $     (11,064)  $      (3,736)
    Net realized gain (loss) on investments..........        (93,043)         (2,789)        (26,000)           (230)
    Realized gain distribution received..............             --              --              --              --
    Change in unrealized appreciation (depreciation)
      on investments.................................       (548,806)         31,067        (150,238)        (31,465)
                                                       -------------   -------------   -------------   -------------
      Net increase (decrease) in net assets resulting
        from operations..............................       (673,926)         17,090        (187,302)        (35,431)
                                                       -------------   -------------   -------------   -------------
  Contributions and (Withdrawals):
    Payments received from policyowners..............        663,341         367,533         356,566         220,473
    Policyowners' surrenders.........................       (249,213)        (16,802)        (38,554)         (2,885)
    Policyowners' annuity and death benefits.........            (18)             --              --              --
    Net transfers from (to) Fixed Account............      1,028,687       1,562,334         189,028         332,710
    Transfers between Investment Divisions...........       (128,394)        (46,789)         (9,203)            294
                                                       -------------   -------------   -------------   -------------
      Net contributions and (withdrawals)............      1,314,403       1,866,276         497,837         550,592
                                                       -------------   -------------   -------------   -------------
    Increase (decrease) attributable to New York Life
      Insurance and Annuity Corporation charges
      retained by the Separate Account...............          2,373            (108)            688              14
                                                       -------------   -------------   -------------   -------------
        Increase (decrease) in net assets............        642,850       1,883,258         311,223         515,175
NET ASSETS:
    Beginning of year................................      1,883,258              --         515,175              --
                                                       -------------   -------------   -------------   -------------
    End of year......................................  $   2,526,108   $   1,883,258   $     826,398   $     515,175
                                                       =============   =============   =============   =============

                                                                JANUS ASPEN                     JANUS ASPEN
                                                                  SERIES                          SERIES
                                                                 BALANCED                    WORLDWIDE GROWTH
                                                       -----------------------------   -----------------------------
                                                          2002(C)         2001(A)         2002(C)          2001
                                                       -------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income (loss).....................  $   6,716,469   $   8,015,222   $  (1,719,786)  $  (3,980,430)
    Net realized gain (loss) on investments..........      2,707,941       7,014,504     (16,077,361)      3,937,078
    Realized gain distribution received..............             --              --              --              --
    Change in unrealized appreciation (depreciation)
      on investments.................................    (62,206,513)    (53,765,457)    (86,686,068)   (125,576,221)
                                                       -------------   -------------   -------------   -------------
      Net increase (decrease) in net assets resulting
        from operations..............................    (52,782,103)    (38,735,731)   (104,483,215)   (125,619,573)
                                                       -------------   -------------   -------------   -------------
  Contributions and (Withdrawals):
    Payments received from policyowners..............     39,015,590      58,493,388      14,576,401      35,310,655
    Policyowners' surrenders.........................    (43,144,584)    (35,937,935)    (20,341,899)    (24,210,872)
    Policyowners' annuity and death benefits.........     (6,031,215)     (6,074,284)     (2,560,686)     (2,798,185)
    Net transfers from (to) Fixed Account............     55,406,562      74,568,408      12,038,194      42,740,447
    Transfers between Investment Divisions...........    (28,150,818)    (19,005,838)    (30,324,194)    (38,195,934)
                                                       -------------   -------------   -------------   -------------
      Net contributions and (withdrawals)............     17,095,535      72,043,739     (26,612,184)     12,846,111
                                                       -------------   -------------   -------------   -------------
    Increase (decrease) attributable to New York Life
      Insurance and Annuity Corporation charges
      retained by the Separate Account...............        206,054            (446)        377,749         170,553
                                                       -------------   -------------   -------------   -------------
        Increase (decrease) in net assets............    (35,480,514)     33,307,562    (130,717,650)   (112,602,909)
NET ASSETS:
    Beginning of year................................    635,875,647     602,568,085     397,758,192     510,361,101
                                                       -------------   -------------   -------------   -------------
    End of year......................................  $ 600,395,133   $ 635,875,647   $ 267,040,542   $ 397,758,192
                                                       =============   =============   =============   =============

Not all investment divisions are available under all policies.
(a) For AmSouth Premium Plus Variable Annuity policies, represents the period January 18, 2001 (Commencement of Operations) through December 31, 2001.
(b) For the period July 2, 2001 (Commencement of Operations) through December 31, 2001.
(c) For Series IV and V policies, represents the period May 10, 2002 (Commencement of Operations) through December 31, 2002.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

                                             DREYFUS IP                       FIDELITY                        FIDELITY
               CALVERT                       TECHNOLOGY                          VIP                             VIP
               SOCIAL                          GROWTH                       CONTRAFUND(R)                   EQUITY-INCOME
              BALANCED                    (INITIAL SHARES)                 (INITIAL CLASS)                 (INITIAL CLASS)
    -----------------------------   -----------------------------   -----------------------------   -----------------------------
       2002(C)          2001           2002(C)         2001(B)         2002(C)          2001           2002(C)          2001
    -----------------------------------------------------------------------------------------------------------------------------
    $     400,940   $     721,993   $     (91,691)  $      (9,124)  $  (1,640,872)  $  (1,770,045)  $     465,463   $     290,278
       (1,285,632)       (227,530)       (784,663)        (13,050)     (3,204,601)        756,640      (7,059,406)       (991,946)
               --         542,740              --              --              --       8,207,473       4,144,386       7,622,468
       (3,329,468)     (3,432,236)     (2,653,322)        251,418     (27,337,803)    (52,015,544)    (35,697,937)    (18,435,392)
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
       (4,214,160)     (2,395,033)     (3,529,676)        229,244     (32,183,276)    (44,821,476)    (38,147,494)    (11,514,592)
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
        2,347,413       3,188,471       1,883,098         873,736      15,132,643      20,708,009      12,589,099      20,221,481
       (1,943,927)     (1,678,884)       (451,769)        (25,538)    (17,590,147)    (15,195,570)    (12,282,973)     (9,776,105)
         (403,510)       (132,045)        (95,536)         (5,046)     (2,593,900)     (2,097,626)     (2,287,543)     (2,083,049)
        3,761,864       4,990,518       2,940,310         583,932      20,029,474      26,992,249      24,335,650      26,470,182
       (1,611,324)     (1,357,626)      2,810,186       2,150,667     (10,144,196)    (17,710,932)     (4,843,418)      5,361,000
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
        2,150,516       5,010,434       7,086,289       3,577,751       4,833,874      12,696,130      17,510,815      40,193,509
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
           14,245             896           9,350            (358)        127,294          57,617         154,617            (118)
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
       (2,049,399)      2,616,297       3,565,963       3,806,637     (27,222,108)    (32,067,729)    (20,482,062)     28,678,799
       29,435,682      26,819,385       3,806,637              --     289,357,946     321,425,675     188,226,639     159,547,840
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
    $  27,386,283   $  29,435,682   $   7,372,600   $   3,806,637   $ 262,135,838   $ 289,357,946   $ 167,744,577   $ 188,226,639
    =============   =============   =============   =============   =============   =============   =============   =============

                                                                                                          NEUBERGER BERMAN
               MFS(R)                                                          MFS(R)                            AMT
              INVESTORS                        MFS(R)                         UTILITIES                        MID-CAP
            TRUST SERIES                   RESEARCH SERIES                     SERIES                          GROWTH
    -----------------------------   -----------------------------   -----------------------------   -----------------------------
       2002(C)          2001           2002(C)         2001(A)         2002(C)         2001(B)         2002(C)         2001(B)
    -----------------------------------------------------------------------------------------------------------------------------
    $    (273,007)  $    (292,779)  $    (486,683)  $    (743,837)  $       7,089   $        (958)  $     (27,511)  $      (1,406)
       (2,594,462)       (312,602)     (8,468,022)     (2,578,575)       (125,455)           (592)        (60,285)         (1,323)
               --         752,387              --       6,671,889              --              --              --              --
       (5,326,780)     (6,014,855)     (4,091,609)    (17,689,841)        (27,232)         (7,614)       (557,953)         30,477
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
       (8,194,249)     (5,867,849)    (13,046,314)    (14,340,364)       (145,598)         (9,164)       (645,749)         27,748
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
        2,408,914       3,956,045       1,540,618       6,274,231         205,255         106,217         497,105         137,432
       (2,216,932)     (1,691,749)     (2,337,459)     (2,554,508)       (138,440)           (496)       (134,446)         (5,977)
         (568,429)       (315,935)       (485,420)       (478,208)             --              --         (16,859)         (4,654)
        4,395,598       8,532,352       2,847,962      13,960,004         563,809         167,782       1,867,923         203,987
       (2,974,318)       (190,099)     (6,570,408)     (2,853,894)       (138,992)        129,055         829,316         289,409
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
        1,044,833      10,290,614      (5,004,707)     14,347,625         491,632         402,558       3,043,039         620,197
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
           29,895           7,670          47,938          14,296             635               3           1,790             (44)
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
       (7,119,521)      4,430,435     (18,003,083)         21,557         346,669         393,397       2,399,080         647,901
       34,340,704      29,910,269      52,541,038      52,519,481         393,397              --         647,901              --
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
    $  27,221,183   $  34,340,704   $  34,537,955   $  52,541,038   $     740,066   $     393,397   $   3,046,981   $     647,901
    =============   =============   =============   =============   =============   =============   =============   =============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the years ended December 31, 2002
and December 31, 2001

                                                                                                  VAN ECK
                                                               T. ROWE PRICE                     WORLDWIDE
                                                                  EQUITY                           HARD
                                                                  INCOME                          ASSETS
                                                       -----------------------------   -----------------------------
                                                          2002(C)          2001           2002(C)          2001
                                                       -------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income (loss).....................  $     324,257   $     106,635   $     (72,490)  $       2,031
    Net realized gain (loss) on investments..........     (3,020,615)       (151,883)       (555,541)         73,204
    Realized gain distribution received..............        115,918       1,394,154              --              71
    Change in unrealized appreciation (depreciation)
      on investments.................................    (16,792,258)     (1,334,107)       (371,780)       (588,213)
                                                       -------------   -------------   -------------   -------------
      Net increase (decrease) in net assets resulting
        from operations..............................    (19,372,698)         14,799        (999,811)       (512,907)
                                                       -------------   -------------   -------------   -------------
  Contributions and (Withdrawals):
    Payments received from policyowners..............     14,114,112      14,939,826       1,031,243         624,703
    Policyowners' surrenders.........................     (7,417,923)     (3,667,396)       (563,324)       (220,660)
    Policyowners' annuity and death benefits.........     (1,480,499)       (567,683)       (180,925)       (158,406)
    Net transfers from (to) Fixed Account............     30,489,156      18,561,014       1,795,782         499,311
    Transfers between Investment Divisions...........      4,109,856      24,088,954       4,090,054      (1,463,391)
                                                       -------------   -------------   -------------   -------------
      Net contributions and (withdrawals)............     39,814,702      53,354,715       6,172,830        (718,443)
                                                       -------------   -------------   -------------   -------------
    Increase (decrease) attributable to New York Life
      Insurance and Annuity Corporation charges
      retained by the Separate Account...............         86,003          (7,183)          4,897             627
                                                       -------------   -------------   -------------   -------------
        Increase (decrease) in net assets............     20,528,007      53,362,331       5,177,916      (1,230,723)
NET ASSETS:
    Beginning of year................................     96,090,179      42,727,848       3,777,173       5,007,896
                                                       -------------   -------------   -------------   -------------
    End of year......................................  $ 116,618,186   $  96,090,179   $   8,955,089   $   3,777,173
                                                       =============   =============   =============   =============

                                                                VAN KAMPEN
                                                                    UIF
                                                             EMERGING MARKETS
                                                                  EQUITY
                                                       -----------------------------
                                                          2002(C)         2001(A)
                                                       -----------------------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income (loss).....................  $    (480,356)  $    (419,886)
    Net realized gain (loss) on investments..........     (1,324,415)        500,018
    Realized gain distribution received..............             --              --
    Change in unrealized appreciation (depreciation)
      on investments.................................      1,026,842         129,236
                                                       -------------   -------------
      Net increase (decrease) in net assets resulting
        from operations..............................       (777,929)        209,368
                                                       -------------   -------------
  Contributions and (Withdrawals):
    Payments received from policyowners..............      2,027,022       2,004,189
    Policyowners' surrenders.........................     (3,707,217)     (1,712,868)
    Policyowners' annuity and death benefits.........       (187,905)       (150,065)
    Net transfers from (to) Fixed Account............      1,506,146       2,439,885
    Transfers between Investment Divisions...........     (4,549,358)       (166,737)
                                                       -------------   -------------
      Net contributions and (withdrawals)............     (4,911,312)      2,414,404
                                                       -------------   -------------
    Increase (decrease) attributable to New York Life
      Insurance and Annuity Corporation charges
      retained by the Separate Account...............         12,568             815
                                                       -------------   -------------
        Increase (decrease) in net assets............     (5,676,673)      2,624,587
NET ASSETS:
    Beginning of year................................     31,437,704      28,813,117
                                                       -------------   -------------
    End of year......................................  $  25,761,031   $  31,437,704
                                                       =============   =============

Not all investment divisions are available under all policies.
(a) For AmSouth Premium Plus Variable Annuity policies, represents the period January 18, 2001 (Commencement of Operations) through December 31, 2001.
(b) For the period July 2, 2001 (Commencement of Operations) through December 31, 2001.
(c) For Series IV and V policies, represents the period May 10, 2002 (Commencement of Operations) through December 31, 2002.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

NOTES TO FINANCIAL STATEMENTS

NOTE 1-- Organization and Accounting Policies:
--------------------------------------------------------------------------------
NYLIAC Variable Annuity Separate Account-III ("Separate Account" formerly, "LifeStages Annuity Separate Account") was established on November 30, 1994, under Delaware law by New York Life Insurance and Annuity Corporation ("NYLIAC"), a wholly-owned subsidiary of New York Life Insurance Company. The Separate Account funds Series I policies (LifeStages(R) Variable Annuity, LifeStages(R) Flexible Premium Variable Annuity and MainStay Plus Variable Annuity), Series II policies (LifeStages(R) Access Variable Annuity and MainStay Access Variable Annuity), Series III policies (LifeStages(R) Premium Plus Variable Annuity, MainStay Premium Plus Variable Annuity and AmSouth Premium Plus Variable Annuity), Series IV policies (LifeStages(R) Essentials Variable Annuity and MainStay Plus II Variable Annuity) and Series V policies (LifeStages(R) Select Variable Annuity and MainStay Select Variable Annuity). This account was established to receive and invest premium payments under Non-Qualified and Tax Qualified Flexible Premium Variable Retirement Annuity Policies issued by NYLIAC. The Non-Qualified policies are designed to establish retirement benefits to provide individuals with supplemental retirement income. The Qualified policies are designed to establish retirement benefits for individuals who participate in qualified pension, profit sharing or annuity plans. The policies are distributed by NYLIFE Distributors Inc. and sold by registered representatives of NYLIFE Securities Inc., certain banking and financial institutions which have entered into selling agreements with NYLIAC and registered representatives of unaffiliated broker-dealers. NYLIFE Securities Inc. is a wholly-owned subsidiary of NYLIFE LLC and NYLIFE Distributors Inc. is a wholly-owned subsidiary of New York Life Investment Management Holdings LLC ("NYLIM Holdings"). NYLIFE LLC and NYLIM Holdings are both wholly-owned subsidiaries of New York Life Insurance Company. The Separate Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust.

  The assets of the Separate Account, which are currently all in the accumulation phase, are invested in shares of the MainStay VP Series Fund, Inc., the Alger American Fund, the Variable Insurance Funds, the Calvert Variable Series, Inc. (formerly, "Acacia Capital Corporation"), the Dreyfus Investment Portfolios, the Fidelity Variable Insurance Products Fund, the Janus Aspen Series, the MFS(R) Variable Insurance Trust(SM), the Neuberger Berman Advisors Management Trust, the T. Rowe Price Equity Series, Inc., the Van Eck Worldwide Insurance Trust, and the Universal Institutional Funds, Inc. (formerly, "Morgan Stanley Dean Witter Universal Funds, Inc.") (collectively, "Funds"). These assets are clearly identified and distinguished from the other assets and liabilities of NYLIAC. These assets are the property of NYLIAC; however, the portion of the assets attributable to the policies will not be charged with liabilities arising out of any other business NYLIAC may conduct. The Fixed Account represents the general assets of NYLIAC. NYLIAC's Fixed Account may be charged with liabilities arising out of other business NYLIAC may conduct.

  New York Life Investment Management LLC ("NYLIM"), a wholly-owned subsidiary of NYLIM Holdings, provides investment advisory services to the MainStay VP Series Fund, Inc. for a fee. NYLIM retains several sub-advisers, including MacKay Shields LLC, a wholly-owned subsidiary of NYLIM Holdings, American Century Investment Management, Inc., The Dreyfus Corporation, Eagle Asset Management, Inc. and Lord, Abbett & Co., to provide investment advisory services to certain Portfolios of the MainStay VP Series Fund, Inc.

  The following Investment Divisions, with their respective fund portfolios, are available for all LifeStages(R) Variable Annuity, LifeStages(R) Flexible Premium Variable Annuity, LifeStages(R) Access Variable Annuity, LifeStages(R) Premium Plus Variable Annuity, LifeStages(R) Essentials Variable Annuity and LifeStages(R) Select Variable Annuity Policyholders to invest premium payments:
MainStay VP Bond, MainStay VP Capital Appreciation, MainStay VP Cash Management, MainStay VP Convertible, MainStay VP Equity Income, MainStay VP Government, MainStay VP Growth Equity, MainStay VP High Yield Corporate Bond, MainStay VP Indexed Equity, MainStay VP International Equity, MainStay VP Mid Cap Core, MainStay VP Mid Cap Growth, MainStay VP Small Cap Growth, MainStay VP Total Return, MainStay VP Value, MainStay VP American Century Income & Growth, MainStay VP Dreyfus Large Company Value, MainStay VP Eagle Asset Management Growth Equity, MainStay VP Lord Abbett Developing Growth, Alger American Small Capitalization, Calvert Social Balanced, Dreyfus IP Technology Growth (Initial Shares), Fidelity VIP Contrafund(R) (Initial Class), Fidelity VIP Equity-Income (Initial Class), Janus Aspen Series Balanced, Janus Aspen Series Worldwide Growth, MFS(R) Investors Trust Series (formerly, "MFS(R) Growth With Income Series"), MFS(R) Research Series, T. Rowe Price Equity Income, Van Eck Worldwide Hard Assets and Van Kampen UIF Emerging Markets Equity (formerly, "Morgan Stanley UIF Emerging Markets Equity"). Each Investment Division of the Separate Account will invest exclusively in the corresponding eligible portfolio.

  The following Investment Divisions, with their respective fund portfolios, are available for all MainStay Plus Variable Annuity, MainStay Access Variable Annuity, MainStay Premium Plus Variable Annuity, MainStay Plus II Variable Annuity and MainStay Select Variable Annuity Policyholders to invest premium payments: MainStay VP Bond, MainStay VP Capital Appreciation, MainStay VP Cash Management, MainStay VP Convertible, MainStay VP Equity

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

Income, MainStay VP Government, MainStay VP Growth Equity, MainStay VP High Yield Corporate Bond, MainStay VP Indexed Equity, MainStay VP International Equity, MainStay VP Small Cap Growth, MainStay VP Total Return, MainStay VP Value, MainStay VP American Century Income & Growth, MainStay VP Dreyfus Large Company Value, MainStay VP Eagle Asset Management Growth Equity, MainStay VP Lord Abbett Developing Growth, Alger American Small Capitalization, Calvert Social Balanced, Dreyfus IP Technology Growth (Initial Shares), Fidelity VIP Contrafund(R) (Initial Class), Fidelity VIP Equity-Income (Initial Class), Janus Aspen Series Balanced, Janus Aspen Series Worldwide Growth, MFS(R) Investors Trust Series (formerly, "MFS(R) Growth With Income Series"), MFS(R) Research Series, MFS(R) Utilities Series, Neuberger Berman AMT Mid-Cap Growth, T. Rowe Price Equity Income, Van Eck Worldwide Hard Assets and Van Kampen UIF Emerging Markets Equity (formerly, "Morgan Stanley UIF Emerging Markets Equity"). Each Investment Division of the Separate Account will invest exclusively in the corresponding eligible portfolio.

  The following Investment Divisions are available for AmSouth Premium Plus Variable Annuity policies: MainStay VP Bond, MainStay VP Capital Appreciation, MainStay VP Cash Management, MainStay VP Convertible, MainStay VP Government, MainStay VP Growth Equity, MainStay VP High Yield Corporate Bond, MainStay VP Total Return, MainStay VP Value, MainStay VP American Century Income & Growth, MainStay VP Dreyfus Large Company Value, MainStay VP Eagle Asset Management Growth Equity, MainStay VP Lord Abbett Developing Growth, AmSouth Enhanced Market, AmSouth International Equity, AmSouth Large Cap, AmSouth Mid Cap, Janus Aspen Series Balanced, MFS(R) Research Series and Van Kampen UIF Emerging Markets Equity (formerly, "Morgan Stanley UIF Emerging Markets Equity"). Each Investment Division of the Separate Account will invest exclusively in the corresponding eligible portfolio.

  For all policies within Series I, II, III, IV, and V, initial premium payments are allocated to the Investment Divisions, Fixed Account(s) and/or Dollar Cost Averaging Advantage Plan Accounts (where available) within two Business Days after receipt. For Series IV policies, there are two Fixed Accounts available, a one year and a three year Fixed Account. For all policies, subsequent premium payments are allocated to the Investment Divisions, one year Fixed Account, three year Fixed Account (where available), and/or Dollar Cost Averaging Plan Accounts (where available) at the close of the Business Day they are received. In addition, for Series I, II, III and V policies, the Policyowner has the option to transfer amounts between the Investment Divisions of the Separate Account and the Fixed Account of NYLIAC. For Series IV policies, the Policyowner has the option to transfer amounts between the Investment Divisions of the Separate Account and the one year Fixed Account of NYLIAC.

  No Federal income tax is payable on investment income or capital gains of the Separate Account under current Federal income tax law.

  Security Valuation--The investments are valued at the net asset value of shares of the respective Fund portfolios.

  Security Transactions--Realized gains and losses from security transactions are reported on the identified cost basis. Security transactions are accounted for as of the date the securities are purchased or sold (trade date).

  Distributions Received--Dividend income and capital gain distributions are recorded on the ex-dividend date and reinvested in the corresponding portfolio.

  The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2--Investments (in 000's):
--------------------------------------------------------------------------------

At December 31, 2002, the investments of the Separate Account are as follows:


                                                                               MAINSTAY VP          MAINSTAY VP
                                                           MAINSTAY VP           CAPITAL               CASH
                                                              BOND             APPRECIATION         MANAGEMENT
                                                           ----------------------------------------------------
Number of shares.........................................     19,538               21,358              365,393
Identified cost..........................................   $263,000             $668,021           $  365,408


                                                            MAINSTAY VP         MAINSTAY VP         MAINSTAY VP
                                                              MID CAP             MID CAP            SMALL CAP
                                                               CORE               GROWTH              GROWTH
                                                            ---------------------------------------------------
Number of shares..........................................      2,441               2,582                3,617
Identified cost...........................................   $ 22,380            $ 21,702           $   30,501

  Investment activity for the year ended December 31, 2002, was as follows:


                                                                                MAINSTAY VP          MAINSTAY VP
                                                            MAINSTAY VP           CAPITAL               CASH
                                                               BOND             APPRECIATION         MANAGEMENT
                                                            ----------------------------------------------------
Purchases.................................................   $110,810             $ 43,871           $1,145,499
Proceeds from sales.......................................     19,318               92,244            1,089,154


                                                           MAINSTAY VP         MAINSTAY VP         MAINSTAY VP
                                                             MID CAP             MID CAP            SMALL CAP
                                                              CORE               GROWTH              GROWTH
                                                           ---------------------------------------------------
Purchases................................................   $ 17,442            $ 14,532           $   21,164
Proceeds from sales......................................      2,050               1,116                2,796

Not all investment divisions are available under all policies.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------


                      MAINSTAY VP                       MAINSTAY VP      MAINSTAY VP      MAINSTAY VP      MAINSTAY VP
     MAINSTAY VP         EQUITY        MAINSTAY VP         GROWTH         HIGH YIELD        INDEXED       INTERNATIONAL
     CONVERTIBLE         INCOME         GOVERNMENT         EQUITY       CORPORATE BOND       EQUITY           EQUITY
    --------------------------------------------------------------------------------------------------------------------
         17,524            7,679           26,260           18,052           63,896           27,939            2,980
       $197,925         $ 72,905         $282,348         $434,320         $599,933         $725,507         $ 29,493

                                       MAINSTAY VP      MAINSTAY VP      MAINSTAY VP      MAINSTAY VP
                                         AMERICAN         DREYFUS        EAGLE ASSET          LORD            ALGER
     MAINSTAY VP                         CENTURY           LARGE          MANAGEMENT         ABBETT          AMERICAN
        TOTAL         MAINSTAY VP         INCOME          COMPANY           GROWTH         DEVELOPING         SMALL
        RETURN           VALUE           & GROWTH          VALUE            EQUITY           GROWTH       CAPITALIZATION
    --------------------------------------------------------------------------------------------------------------------
         16,934           16,580            5,836            5,209           10,503            3,178            4,127
       $319,713         $258,011         $ 63,851         $ 53,099         $174,149         $ 31,756         $ 65,418


                      MAINSTAY VP                       MAINSTAY VP      MAINSTAY VP      MAINSTAY VP      MAINSTAY VP
     MAINSTAY VP         EQUITY        MAINSTAY VP         GROWTH         HIGH YIELD        INDEXED       INTERNATIONAL
     CONVERTIBLE         INCOME         GOVERNMENT         EQUITY       CORPORATE BOND       EQUITY           EQUITY
    --------------------------------------------------------------------------------------------------------------------
       $ 39,062         $ 58,051         $172,367         $ 43,034         $164,100         $ 71,778         $178,378
         18,420            3,207           17,643           55,269           95,782           85,463          170,512

                                       MAINSTAY VP      MAINSTAY VP      MAINSTAY VP      MAINSTAY VP
                                         AMERICAN         DREYFUS        EAGLE ASSET          LORD            ALGER
     MAINSTAY VP                         CENTURY           LARGE          MANAGEMENT         ABBETT          AMERICAN
        TOTAL         MAINSTAY VP         INCOME          COMPANY           GROWTH         DEVELOPING         SMALL
        RETURN           VALUE           & GROWTH          VALUE            EQUITY           GROWTH       CAPITALIZATION
    --------------------------------------------------------------------------------------------------------------------
       $ 22,946         $ 47,973         $  8,167         $ 10,179         $ 12,909         $ 10,001         $164,846
         42,517           20,551            5,897            5,428           21,364            9,174          167,208

--------------------------------------------------------------------------------


                               AMSOUTH           AMSOUTH                                                  CALVERT
                               ENHANCED       INTERNATIONAL         AMSOUTH             AMSOUTH           SOCIAL
                                MARKET           EQUITY            LARGE CAP            MID CAP          BALANCED
                            ----------------------------------------------------------------------------------------
Number of shares..........          239               22                 364                 140           18,326
Identified cost...........     $  1,909         $    163            $  3,054            $  1,011         $ 36,431

                                                                                                        VAN KAMPEN
                                                NEUBERGER                               VAN ECK             UIF
                                MFS(R)         BERMAN AMT        T. ROWE PRICE         WORLDWIDE         EMERGING
                              UTILITIES          MID-CAP             EQUITY               HARD            MARKETS
                                SERIES           GROWTH              INCOME              ASSETS           EQUITY
                            ----------------------------------------------------------------------------------------
Number of shares..........           62              255               7,155                 872            4,285
Identified cost...........     $    778         $  3,585            $134,244            $  9,623         $ 42,194


                               AMSOUTH           AMSOUTH                                                  CALVERT
                               ENHANCED       INTERNATIONAL         AMSOUTH             AMSOUTH           SOCIAL
                                MARKET           EQUITY            LARGE CAP            MID CAP          BALANCED
                            ----------------------------------------------------------------------------------------
Purchases.................     $  1,285         $    200            $  1,701            $    556         $  6,226
Proceeds from sales.......          410              127                 413                  67            3,666

                                                                                                        VAN KAMPEN
                                                NEUBERGER                               VAN ECK             UIF
                                MFS(R)         BERMAN AMT        T. ROWE PRICE         WORLDWIDE         EMERGING
                              UTILITIES          MID-CAP             EQUITY               HARD            MARKETS
                                SERIES           GROWTH              INCOME              ASSETS           EQUITY
                            ----------------------------------------------------------------------------------------
Purchases.................     $    990         $  3,294            $ 53,851            $ 18,037         $501,054
Proceeds from sales.......          488              268              13,413              11,914          506,430

Not all investment divisions are available under all policies.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------

       DREYFUS IP         FIDELITY          FIDELITY                         JANUS ASPEN         MFS(R)
       TECHNOLOGY            VIP               VIP          JANUS ASPEN         SERIES         INVESTORS          MFS(R)
         GROWTH         CONTRAFUND(R)     EQUITY-INCOME        SERIES         WORLDWIDE          TRUST           RESEARCH
    (INITIAL SHARES)   (INITIAL CLASS)   (INITIAL CLASS)      BALANCED          GROWTH           SERIES           SERIES
    ------------------------------------------------------------------------------------------------------------------------
           1,287            14,536             9,272            29,266           12,734            2,029            3,216
        $  9,801          $343,597          $214,947          $728,203         $507,959         $ 37,922         $ 60,629

       DREYFUS IP         FIDELITY          FIDELITY                         JANUS ASPEN         MFS(R)
       TECHNOLOGY            VIP               VIP          JANUS ASPEN         SERIES         INVESTORS          MFS(R)
         GROWTH         CONTRAFUND(R)     EQUITY-INCOME        SERIES         WORLDWIDE          TRUST           RESEARCH
    (INITIAL SHARES)   (INITIAL CLASS)   (INITIAL CLASS)      BALANCED          GROWTH           SERIES           SERIES
    ------------------------------------------------------------------------------------------------------------------------
        $ 10,001          $ 30,211          $ 44,842          $ 86,650         $131,867         $  7,002         $  4,443
           2,979            27,001            22,627            62,788          160,339            6,219            9,955

NOTE 3--Expenses and Related Party Transactions:
--------------------------------------------------------------------------------

NYLIAC deducts a surrender charge on certain partial withdrawals and surrenders of Series I, III, IV and V policies. For LifeStages(R) Variable Annuity and MainStay Plus Variable Annuity policies which are part of Series I, the percentage of the surrender charge varies, depending upon the length of time a premium payment is in the policy before it is withdrawn. This charge is 7% during the first three payment years and declines 1% per year for each additional payment year, until the sixth payment year, after which no charge is made. For LifeStages(R) Flexible Premium Variable Annuity policies, which are also part of Series I, this charge is 7% for the first three policy years and declines to 1% per year for each additional policy year, until the ninth policy year, after which no charge is made.

  For LifeStages(R) Premium Plus Variable Annuity policies, which are part of Series III, the percentage of the surrender charge varies, depending upon the length of time a premium payment is in the policy before it is withdrawn. This charge is 8% during the first three payment years and declines 1% per year for each additional payment year, until the eighth payment year, after which no charge is made. For MainStay Premium Plus Variable Annuity and AmSouth Premium Plus Variable Annuity policies, which are also part of Series III, the percentage of the surrender charge varies, depending upon the length of time a premium payment is in the policy before it is withdrawn. This charge is 8% for the first four payment years and declines 1% per year for each additional payment year, until the eighth payment year, after which no charge is made. In those states where NYLIAC offers a single premium version of the LifeStages(R) Premium Plus Variable Annuity, MainStay Premium Plus Variable Annuity and AmSouth Premium Plus Variable Annuity, there is a lower surrender charge.

  For the LifeStages(R) Essentials Variable Annuity and MainStay Plus II Variable Annuity policies, which are part of Series IV, the percentage of the surrender charge varies, depending upon the length of time a premium payment is in the policy before it is withdrawn. This charge is 7% during the first three payment years, 6% during the fourth and fifth payment years and declines 1% per year for each additional payment year, until the seventh payment year, after which no charge is made.

  For LifeStages(R) Select Variable Annuity and MainStay Select Variable Annuity policies, which are part of Series V, the percentage of the surrender charge varies, depending upon the length of time a premium payment is in the policy before it is withdrawn. This charge is 8% during the first two payment years and declines to 7% for the third payment year, after which no charge is made.

  All surrender charges are recorded with Policyowners' surrenders in the accompanying statement of changes in net assets.

  NYLIAC also deducts an annual policy service charge on each policy anniversary date and upon surrender, if on the policy anniversary and/or date of surrender the accumulation value is less than $20,000 for Series I policies, $50,000 for Series II and IV policies and $100,000 for Series III and V policies. For LifeStages(R) Variable Annuity and MainStay Plus Variable Annuity contracts which are part of Series I, this charge is the lesser of $30 or 2% of the accumulation value per policy. For LifeStages(R) Flexible Premium Variable Annuity, which is also part of Series I, this charge is $30 per policy. For Series II policies, this charge is $40 per policy (may be lower in some states). For Series III policies, this charge is $30 per policy. For Series IV policies, this charge is $30 per policy. For Series V policies, this charge is $50 per policy. These charges are shown as a reduction to payments received from policyowners in the accompanying statement of changes in net assets.

  Additionally, NYLIAC reserves the right to charge Series I, II, III, IV and V policies $30 for each transfer in excess of 12 in any one policy year, subject to certain restrictions.

  The Separate Account is charged for administrative services provided and the mortality and expense risks assumed by NYLIAC. For Series I, II, III, IV and V policies, these charges are made daily at an annual rate of 1.40%, 1.55%, 1.60%, 1.45% and 1.85%, respectively of the daily net asset value of each Investment Division. The amounts of these charges retained in the Investment Divisions represent funds of NYLIAC. Accordingly, NYLIAC participates in the results of each Investment Division ratably with the Policyowners. These charges are disclosed in the accompanying statement of operations.

--------------------------------------------------------------------------------
NOTE 4--Distribution of Net Income:
--------------------------------------------------------------------------------

The Separate Account does not expect to declare dividends to Policyowners from accumulated net investment income and realized gains. The income and gains are distributed to Policyowners as part of withdrawals of amounts (in the form of surrenders, death benefits, transfers, or annuity payments) in excess of the net premium payments.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

NOTE 5--Unit Transactions (in 000's):
--------------------------------------------------------------------------------

Transactions in accumulation units for the years ended December 31, 2002 and December 31, 2001, were as follows:


                                                                   MAINSTAY VP                           MAINSTAY VP
                                                                      BOND                          CAPITAL APPRECIATION
                                                           ---------------------------           ---------------------------
                                                             2002             2001(a)              2002             2001(a)
                                                           -----------------------------------------------------------------
SERIES I POLICIES
Units issued (redeemed) on contributions by NYLIAC.....          --                --                  --                 --
Units issued on payments received from policyowners....       1,007             1,191                 992              2,071
Units redeemed on surrenders...........................      (1,163)             (518)             (2,156)            (1,807)
Units redeemed on annuity and death benefits...........        (121)             (106)               (211)              (211)
Units issued (redeemed) on net transfers from (to)
  Fixed Account........................................       1,401               813                 (40)             1,127
Units issued (redeemed) on transfers between Investment
  Divisions............................................       1,819             3,371              (2,243)            (1,874)
                                                           --------           --------           --------           --------
  Net increase (decrease)..............................       2,943             4,751              (3,658)              (694)
Units outstanding, beginning of year...................      11,339             6,588              29,099             29,793
                                                           --------           --------           --------           --------
Units outstanding, end of year.........................      14,282            11,339              25,441             29,099
                                                           ========           ========           ========           ========
SERIES II POLICIES
Units issued on payments received from policyowners....         108                74                  16                109
Units redeemed on surrenders...........................         (67)               (7)                 (8)               (25)
Units redeemed on annuity and death benefits...........          (7)               --                 (20)                (1)
Units issued (redeemed) on net transfers from (to)
  Fixed Account........................................          (4)               (1)                (12)                --
Units issued (redeemed) on transfers between Investment
  Divisions............................................          44                14                  12                (20)
                                                           --------           --------           --------           --------
  Net increase (decrease)..............................          74                80                 (12)                63
Units outstanding, beginning of year...................          96                16                 186                123
                                                           --------           --------           --------           --------
Units outstanding, end of year.........................         170                96                 174                186
                                                           ========           ========           ========           ========
SERIES III POLICIES
Units issued on payments received from policyowners....         344               176                 318                563
Units redeemed on surrenders...........................         (92)               (7)               (105)               (28)
Units redeemed on annuity and death benefits...........          (4)               --                 (17)               (10)
Units issued (redeemed) on net transfers from (to)
  Fixed Account........................................       2,360               426               1,421              1,080
Units issued (redeemed) on transfers between Investment
  Divisions............................................         224                93                (320)              (111)
                                                           --------           --------           --------           --------
  Net increase (decrease)..............................       2,832               688               1,297              1,494
Units outstanding, beginning of year...................         706                18               1,704                210
                                                           --------           --------           --------           --------
Units outstanding, end of year.........................       3,538               706               3,001              1,704
                                                           ========           ========           ========           ========

Not all investment divisions are available under all policies.
(a) For AmSouth Premium Plus Variable Annuity policies, represents the period January 18, 2001 (Commencement of Operations) through December 31, 2001.
(b) For the period July 2, 2001 (Commencement of Operations) through December 31, 2001.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------



        MAINSTAY VP           MAINSTAY VP           MAINSTAY VP           MAINSTAY VP
      CASH MANAGEMENT         CONVERTIBLE          EQUITY INCOME          GOVERNMENT
    -------------------   -------------------   -------------------   -------------------
      2002     2001(a)      2002     2001(a)      2002     2001(b)      2002     2001(a)
    -------------------------------------------------------------------------------------
          --        --          --      (371)         --       500          --         --
      17,287    70,068         596     1,113         791       301       1,125      1,106
     (40,171)  (23,961)       (666)     (541)       (207)      (16)       (942)      (487)
      (2,007)   (2,196)        (98)      (71)        (16)       --        (112)       (42)
     (12,389)    1,752         663     1,473       1,191       188         901        676
      40,054    26,556        (413)      (91)      1,838       808       5,995      2,532
    --------   --------   --------   --------   --------   --------   --------   --------
       2,774    72,219          82     1,512       3,597     1,781       6,967      3,785
     205,310   133,091       9,385     7,873       1,781        --       8,293      4,508
    --------   --------   --------   --------   --------   --------   --------   --------
     208,084   205,310       9,467     9,385       5,378     1,781      15,260      8,293
    ========   ========   ========   ========   ========   ========   ========   ========
      16,856    18,944          64        86          57         9         179         84
     (10,906)   (2,737)        (25)      (16)        (10)       --         (28)        (6)
          --       (12)        (17)       (9)         --        --          (5)        (1)
        (447)      (40)        (21)      (12)         (2)       --          (3)        --
       5,034    (4,775)          9        --          11         2          16         24
    --------   --------   --------   --------   --------   --------   --------   --------
      10,537    11,380          10        49          56        11         159        101
      15,454     4,074         199       150          11        --         128         27
    --------   --------   --------   --------   --------   --------   --------   --------
      25,991    15,454         209       199          67        11         287        128
    ========   ========   ========   ========   ========   ========   ========   ========
      19,458     7,770         236       274         235        55         448        189
      (4,700)     (738)        (64)      (29)        (29)       (1)        (99)       (11)
         (75)       --         (15)      (10)         (1)       --         (13)        --
      21,984    22,767       1,554       799       1,397        84       1,781        505
      (1,240)   (2,009)       (128)       10          63         3         927        110
    --------   --------   --------   --------   --------   --------   --------   --------
      35,427    27,790       1,583     1,044       1,665       141       3,044        793
      30,376     2,586       1,125        81         141        --         798          5
    --------   --------   --------   --------   --------   --------   --------   --------
      65,803    30,376       2,708     1,125       1,806       141       3,842        798
    ========   ========   ========   ========   ========   ========   ========   ========

--------------------------------------------------------------------------------



                                                                                                         MAINSTAY VP
                                                                   MAINSTAY VP                           HIGH YIELD
                                                                  GROWTH EQUITY                        CORPORATE BOND
                                                           ---------------------------           ---------------------------
                                                             2002             2001(a)              2002             2001(a)
                                                           -----------------------------------------------------------------
SERIES I POLICIES
Units issued (redeemed) on contributions by NYLIAC.....          --                --                  --                 --
Units issued on payments received from policyowners....         620             1,319               1,377              2,405
Units redeemed on surrenders...........................      (1,074)             (909)             (2,461)            (1,850)
Units redeemed on annuity and death benefits...........        (138)             (120)               (384)              (353)
Units issued (redeemed) on net transfers from (to)
  Fixed Account........................................         456             1,093                 459                928
Units issued (redeemed) on transfers between Investment
  Divisions............................................      (1,352)             (650)                259              1,405
                                                           --------           --------           --------           --------
  Net increase (decrease)..............................      (1,488)              733                (750)             2,535
Units outstanding, beginning of year...................      16,447            15,714              28,228             25,693
                                                           --------           --------           --------           --------
Units outstanding, end of year.........................      14,959            16,447              27,478             28,228
                                                           ========           ========           ========           ========
SERIES II POLICIES
Units issued on payments received from policyowners....          30                97                 126                102
Units redeemed on surrenders...........................          (8)               (8)                (25)               (39)
Units redeemed on annuity and death benefits...........         (15)               (3)                (26)                (3)
Units issued (redeemed) on net transfers from (to)
  Fixed Account........................................         (23)                7                   3                 --
Units issued (redeemed) on transfers between Investment
  Divisions............................................           5                (2)                 28                  4
                                                           --------           --------           --------           --------
  Net increase (decrease)..............................         (11)               91                 106                 64
Units outstanding, beginning of year...................         230               139                 149                 85
                                                           --------           --------           --------           --------
Units outstanding, end of year.........................         219               230                 255                149
                                                           ========           ========           ========           ========
SERIES III POLICIES
Units issued on payments received from policyowners....         421               649                 611                424
Units redeemed on surrenders...........................        (122)              (25)               (128)               (17)
Units redeemed on annuity and death benefits...........         (29)               --                  (8)               (17)
Units issued (redeemed) on net transfers from (to)
  Fixed Account........................................       1,522             1,354               2,567              1,011
Units issued (redeemed) on transfers between Investment
  Divisions............................................        (168)              (87)                (97)               146
                                                           --------           --------           --------           --------
  Net increase (decrease)..............................       1,624             1,891               2,945              1,547
Units outstanding, beginning of year...................       2,054               163               1,601                 54
                                                           --------           --------           --------           --------
Units outstanding, end of year.........................       3,678             2,054               4,546              1,601
                                                           ========           ========           ========           ========

Not all investment divisions are available under all policies.
(a) For AmSouth Premium Plus Variable Annuity policies, represents the period January 18, 2001 (Commencement of Operations) through December 31, 2001.
(b) For the period July 2, 2001 (Commencement of Operations) through December 31, 2001.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------



                                                      MAINSTAY VP           MAINSTAY VP
        MAINSTAY VP            MAINSTAY VP              MID CAP               MID CAP
      INDEXED EQUITY      INTERNATIONAL EQUITY           CORE                 GROWTH
    -------------------   ---------------------   -------------------   -------------------
      2002       2001       2002        2001        2002     2001(b)      2002     2001(b)
    ---------------------------------------------------------------------------------------
          --        --          --          --          --       500          --        500
       1,076     1,899         103          99         232        87         349        151
      (2,155)   (1,775)        (98)        (71)        (70)       (3)        (47)        (2)
        (312)     (265)        (18)         (9)         (5)       --          (5)        --
         386     1,248          65          74         320        40         429         57
      (1,986)   (1,437)        344        (112)        661       110         187        149
    --------   --------   --------    --------    --------   --------   --------   --------
      (2,991)     (330)        396         (19)      1,138       734         913        855
      30,265    30,595       1,537       1,556         734        --         855         --
    --------   --------   --------    --------    --------   --------   --------   --------
      27,274    30,265       1,933       1,537       1,872       734       1,768        855
    ========   ========   ========    ========    ========   ========   ========   ========
          51       135           6          13           7        --          12          5
         (13)      (35)         (3)         --          (1)       --          (1)        --
         (15)       (2)         --         (10)         --        --          --         --
          (4)        3          21          --          --        --          --         --
           7       (12)        (22)         11           2        --           1         --
    --------   --------   --------    --------    --------   --------   --------   --------
          26        89           2          14           8        --          12          5
         224       135          32          18          --        --           5         --
    --------   --------   --------    --------    --------   --------   --------   --------
         250       224          34          32           8        --          17          5
    ========   ========   ========    ========    ========   ========   ========   ========
       1,275       636          61          23          40         2          73          8
        (155)      (31)         (9)         (1)         (9)       --         (16)        --
         (20)       --          (4)         (1)         (1)       --          (3)        --
       3,173     1,322         245         129         347        14         479         31
        (187)      (24)         54         (28)         18         9          34         --
    --------   --------   --------    --------    --------   --------   --------   --------
       4,086     1,903         347         122         395        25         567         39
       2,120       217         134          12          25        --          39         --
    --------   --------   --------    --------    --------   --------   --------   --------
       6,206     2,120         481         134         420        25         606         39
    ========   ========   ========    ========    ========   ========   ========   ========

--------------------------------------------------------------------------------



                                                         MAINSTAY VP
                                                          SMALL CAP            MAINSTAY VP
                                                           GROWTH             TOTAL RETURN
                                                     -------------------   -------------------
                                                       2002     2001(b)      2002     2001(a)
                                                     -----------------------------------------
SERIES I POLICIES
Units issued (redeemed) on contributions by
  NYLIAC...........................................       --        500         --          --
Units issued on payments received from
  policyowners.....................................      440        184        585       1,232
Units redeemed on surrenders.......................     (136)       (16)    (1,276)     (1,065)
Units redeemed on annuity and death benefits.......       (5)        --       (208)       (148)
Units issued (redeemed) on net transfers from (to)
  Fixed Account....................................      564         75        (83)        591
Units issued (redeemed) on transfers between
  Investment Divisions.............................      451        543     (1,144)       (698)
                                                     --------   --------   --------   --------
  Net increase (decrease)..........................    1,314      1,286     (2,126)        (88)
Units outstanding, beginning of year...............    1,286         --     16,939      17,027
                                                     --------   --------   --------   --------
Units outstanding, end of year.....................    2,600      1,286     14,813      16,939
                                                     ========   ========   ========   ========
SERIES II POLICIES
Units issued on payments received from
  policyowners.....................................        5         29         18          43
Units redeemed on surrenders.......................       (1)        --        (15)         (4)
Units redeemed on annuity and death benefits.......       --         --        (16)         --
Units issued (redeemed) on net transfers from (to)
  Fixed Account....................................        3         --         (9)        (10)
Units issued (redeemed) on transfers between
  Investment Divisions.............................        3         (1)        (2)        (24)
                                                     --------   --------   --------   --------
  Net increase (decrease)..........................       10         28        (24)          5
Units outstanding, beginning of year...............       28         --        302         297
                                                     --------   --------   --------   --------
Units outstanding, end of year.....................       38         28        278         302
                                                     ========   ========   ========   ========
SERIES III POLICIES
Units issued on payments received from
  policyowners.....................................      104         23        171         152
Units redeemed on surrenders.......................      (12)        --        (64)        (17)
Units redeemed on annuity and death benefits.......       (3)        --         (6)        (13)
Units issued (redeemed) on net transfers from (to)
  Fixed Account....................................      649         32        959         567
Units issued (redeemed) on transfers between
  Investment Divisions.............................      (39)        28        (15)        (28)
                                                     --------   --------   --------   --------
  Net increase (decrease)..........................      699         83      1,045         661
Units outstanding, beginning of year...............       83         --        717          56
                                                     --------   --------   --------   --------
Units outstanding, end of year.....................      782         83      1,762         717
                                                     ========   ========   ========   ========

Not all investment divisions are available under all policies.
(a) For AmSouth Premium Plus Variable Annuity policies, represents the period January 18, 2001 (Commencement of Operations) through December 31, 2001.
(b) For the period July 2, 2001 (Commencement of Operations) through December 31, 2001.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------


                                                                          MAINSTAY VP
                              MAINSTAY VP           MAINSTAY VP           EAGLE ASSET
        MAINSTAY VP        AMERICAN CENTURY        DREYFUS LARGE          MANAGEMENT
           VALUE            INCOME & GROWTH        COMPANY VALUE         GROWTH EQUITY
    -------------------   -------------------   -------------------   -------------------
      2002     2001(a)      2002     2001(a)      2002     2001(a)      2002     2001(a)
    -------------------------------------------------------------------------------------
         --         --         --         --         --         --         --        (120)
        730      1,272        185        253        199        341        434         984
       (801)      (577)      (288)      (266)      (201)      (156)      (644)       (540)
       (119)       (84)       (41)       (52)       (38)       (27)       (78)        (48)
        806        747        287        361        294        460        273       1,457
       (392)     1,161       (275)      (157)      (151)       237     (1,147)     (1,519)
    --------   --------   --------   --------   --------   --------   --------   --------
        224      2,519       (132)       139        103        855     (1,162)        214
     11,482      8,963      5,593      5,454      4,211      3,356      9,537       9,323
    --------   --------   --------   --------   --------   --------   --------   --------
     11,706     11,482      5,461      5,593      4,314      4,211      8,375       9,537
    ========   ========   ========   ========   ========   ========   ========   ========
         45         59         29          4          6         17         23          60
         (7)        (7)        (4)        --         (2)        (1)        (6)         (3)
         (1)        (7)        --         (9)        --         (8)        --         (18)
         (1)        (2)        (3)        (2)        --         --          2          (5)
         (3)         8          1         (1)         3          9         (1)        (20)
    --------   --------   --------   --------   --------   --------   --------   --------
         33         51         23         (8)         7         17         18          14
         73         22          9         17         34         17         69          55
    --------   --------   --------   --------   --------   --------   --------   --------
        106         73         32          9         41         34         87          69
    ========   ========   ========   ========   ========   ========   ========   ========
        281        252         49         29         44         66        146         342
        (65)        (8)       (11)        (2)       (24)        (5)       (75)        (22)
        (11)        (9)        --         (1)        (2)        --         (4)         --
      1,618        765        279        120        405        336        648         906
       (146)        30         20         --        (95)        23       (158)        (83)
    --------   --------   --------   --------   --------   --------   --------   --------
      1,677      1,030        337        146        328        420        557       1,143
      1,037          7        170         24        434         14      1,350         207
    --------   --------   --------   --------   --------   --------   --------   --------
      2,714      1,037        507        170        762        434      1,907       1,350
    ========   ========   ========   ========   ========   ========   ========   ========

--------------------------------------------------------------------------------



                                                         MAINSTAY VP
                                                         LORD ABBETT          ALGER AMERICAN
                                                      DEVELOPING GROWTH    SMALL CAPITALIZATION
                                                     -------------------   ---------------------
                                                       2002     2001(a)      2002        2001
                                                     -------------------------------------------
SERIES I POLICIES
Units issued on payments received from
  policyowners.....................................      129        132         325         674
Units redeemed on surrenders.......................     (124)      (110)       (463)       (467)
Units redeemed on annuity and death benefits.......      (16)       (15)        (58)        (42)
Units issued (redeemed) on net transfers from (to)
  Fixed Account....................................       38        105         176         789
Units issued (redeemed) on transfers between
  Investment Divisions.............................      (93)      (294)       (652)       (747)
                                                     --------   --------   --------    --------
  Net increase (decrease)..........................      (66)      (182)       (672)        207
Units outstanding, beginning of year...............    2,959      3,141       7,864       7,657
                                                     --------   --------   --------    --------
Units outstanding, end of year.....................    2,893      2,959       7,192       7,864
                                                     ========   ========   ========    ========
SERIES II POLICIES
Units issued on payments received from
  policyowners.....................................       15          6          16         112
Units redeemed on surrenders.......................       --         --          (3)       (473)
Units redeemed on annuity and death benefits.......       --         (9)         --          (9)
Units issued (redeemed) on net transfers from (to)
  Fixed Account....................................       (1)        --          (1)         (2)
Units issued (redeemed) on transfers between
  Investment Divisions.............................       (1)        --          (2)        390
                                                     --------   --------   --------    --------
  Net increase (decrease)..........................       13         (3)         10          18
Units outstanding, beginning of year...............        6          9          87          69
                                                     --------   --------   --------    --------
Units outstanding, end of year.....................       19          6          97          87
                                                     ========   ========   ========    ========
SERIES III POLICIES
Units issued on payments received from
  policyowners.....................................       41         30          58         189
Units redeemed on surrenders.......................       (5)        (1)        (32)         (9)
Units redeemed on annuity and death benefits.......       --         --         (18)         (1)
Units issued (redeemed) on net transfers from (to)
  Fixed Account....................................      117         51         429         641
Units issued (redeemed) on transfers between
  Investment Divisions.............................       12         24         (74)        (26)
                                                     --------   --------   --------    --------
  Net increase (decrease)..........................      165        104         363         794
Units outstanding, beginning of year...............      108          4         936         142
                                                     --------   --------   --------    --------
Units outstanding, end of year.....................      273        108       1,299         936
                                                     ========   ========   ========    ========

Not all investment divisions are available under all policies.
(a) For AmSouth Premium Plus Variable Annuity policies, represents the period January 18, 2001 (Commencement of Operations) through December 31, 2001.
(b) For the period July 2, 2001 (Commencement of Operations) through December 31, 2001.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------



          AMSOUTH               AMSOUTH
         ENHANCED            INTERNATIONAL            AMSOUTH               AMSOUTH
          MARKET                EQUITY               LARGE CAP              MID CAP
    -------------------   -------------------   -------------------   -------------------
      2002     2001(a)      2002     2001(a)      2002     2001(a)      2002     2001(a)
    -------------------------------------------------------------------------------------
          --        --          --        --          --        --          --         --
          --        --          --        --          --        --          --         --
          --        --          --        --          --        --          --         --
          --        --          --        --          --        --          --         --
          --        --          --        --          --        --          --         --
    --------   --------   --------   --------   --------   --------   --------   --------
          --        --          --        --          --        --          --         --
          --        --          --        --          --        --          --         --
    --------   --------   --------   --------   --------   --------   --------   --------
          --        --          --        --          --        --          --         --
    ========   ========   ========   ========   ========   ========   ========   ========
          --        --          --        --          --        --          --         --
          --        --          --        --          --        --          --         --
          --        --          --        --          --        --          --         --
          --        --          --        --          --        --          --         --
          --        --          --        --          --        --          --         --
    --------   --------   --------   --------   --------   --------   --------   --------
          --        --          --        --          --        --          --         --
          --        --          --        --          --        --          --         --
    --------   --------   --------   --------   --------   --------   --------   --------
          --        --          --        --          --        --          --         --
    ========   ========   ========   ========   ========   ========   ========   ========
          75        41          20         4          85        42          54         26
         (20)       (2)         --        --         (31)       (2)         (6)        --
         (12)       --          --        --          --        --          --         --
          76        85          --        10         134       182          30         44
          (7)        3         (13)       --         (19)       (6)         (2)        --
    --------   --------   --------   --------   --------   --------   --------   --------
         112       127           7        14         169       216          76         70
         127        --          14        --         216        --          70         --
    --------   --------   --------   --------   --------   --------   --------   --------
         239       127          21        14         385       216         146         70
    ========   ========   ========   ========   ========   ========   ========   ========

--------------------------------------------------------------------------------



                                                           CALVERT             DREYFUS IP
                                                           SOCIAL           TECHNOLOGY GROWTH
                                                          BALANCED          (INITIAL SHARES)
                                                     -------------------   -------------------
                                                       2002       2001       2002     2001(b)
                                                     -----------------------------------------
SERIES I POLICIES
Units issued on payments received from
  policyowners.....................................       106       140         162         78
Units redeemed on surrenders.......................      (122)      (96)        (52)        (3)
Units redeemed on annuity and death benefits.......       (20)       (7)         (3)        (1)
Units issued (redeemed) on net transfers from (to)
  Fixed Account....................................       106       228         186         24
Units issued (redeemed) on transfers between
  Investment Divisions.............................      (111)      (81)        197        227
                                                     --------   --------   --------   --------
  Net increase (decrease)..........................       (41)      184         490        325
Units outstanding, beginning of year...............     1,668     1,484         325         --
                                                     --------   --------   --------   --------
Units outstanding, end of year.....................     1,627     1,668         815        325
                                                     ========   ========   ========   ========
SERIES II POLICIES
Units issued on payments received from
  policyowners.....................................         3         4           5          1
Units redeemed on surrenders.......................        (1)       (2)         (1)        --
Units redeemed on annuity and death benefits.......        --        (1)         --         --
Units issued (redeemed) on net transfers from (to)
  Fixed Account....................................        --        --          --         --
Units issued (redeemed) on transfers between
  Investment Divisions.............................         2        (1)         16          1
                                                     --------   --------   --------   --------
  Net increase (decrease)..........................         4        --          20          2
Units outstanding, beginning of year...............        11        11           2         --
                                                     --------   --------   --------   --------
Units outstanding, end of year.....................        15        11          22          2
                                                     ========   ========   ========   ========
SERIES III POLICIES
Units issued on payments received from
  policyowners.....................................        60        91          47         16
Units redeemed on surrenders.......................       (13)       (4)         (6)        --
Units redeemed on annuity and death benefits.......       (15)       --          (8)        --
Units issued (redeemed) on net transfers from (to)
  Fixed Account....................................       263       133         199         39
Units issued (redeemed) on transfers between
  Investment Divisions.............................        (6)       (4)         54          3
                                                     --------   --------   --------   --------
  Net increase (decrease)..........................       289       216         286         58
Units outstanding, beginning of year...............       235        19          58         --
                                                     --------   --------   --------   --------
Units outstanding, end of year.....................       524       235         344         58
                                                     ========   ========   ========   ========

Not all investment divisions are available under all policies.
(a) For AmSouth Premium Plus Variable Annuity policies, represents the period January 18, 2001 (Commencement of Operations) through December 31, 2001.
(b) For the period July 2, 2001 (Commencement of Operations) through December 31, 2001.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------


         FIDELITY              FIDELITY                                   JANUS ASPEN
            VIP                   VIP               JANUS ASPEN             SERIES
       CONTRAFUND(R)         EQUITY-INCOME            SERIES               WORLDWIDE
      (INITIAL CLASS)       (INITIAL CLASS)          BALANCED               GROWTH
    -------------------   -------------------   -------------------   -------------------
      2002       2001       2002       2001       2002     2001(a)      2002       2001
    -------------------------------------------------------------------------------------
         679      1,057        571      1,098      1,537     2,693         795      1,690
      (1,087)      (908)      (826)      (619)    (2,316)   (1,877)     (1,417)    (1,306)
        (163)      (125)      (146)      (123)      (323)     (314)       (176)      (153)
         455      1,246        789      1,112      1,168     2,976         293      1,916
        (686)    (1,093)      (341)       271     (1,556)   (1,041)     (2,199)    (2,256)
    --------   --------   --------   --------   --------   --------   --------   --------
        (802)       177         47      1,739     (1,490)    2,437      (2,704)      (109)
      17,160     16,983     11,501      9,762     32,862    30,425      23,563     23,672
    --------   --------   --------   --------   --------   --------   --------   --------
      16,358     17,160     11,548     11,501     31,372    32,862      20,859     23,563
    ========   ========   ========   ========   ========   ========   ========   ========
          32         69         23         25         80       160          45         81
          (5)        (8)        (7)        (3)       (44)      (29)         (8)       (89)
          --         --         (2)        (8)        (1)       (4)         --         (1)
          --         (1)         7         (1)       (14)       (5)          5          2
          (2)        (3)         3         13         (2)      (18)         (2)        39
    --------   --------   --------   --------   --------   --------   --------   --------
          25         57         24         26         19       104          40         32
         103         46         53         27        264       160         159        127
    --------   --------   --------   --------   --------   --------   --------   --------
         128        103         77         53        283       264         199        159
    ========   ========   ========   ========   ========   ========   ========   ========
         274        277        300        264        657       654         279        443
         (85)       (21)      (108)       (17)      (209)      (56)       (115)       (38)
         (10)        (1)       (28)        (6)       (30)      (12)        (20)       (10)
       1,380        737      1,333        946      3,488     2,037       1,111      1,103
         (29)       (42)      (182)        24       (206)      (42)       (179)      (101)
    --------   --------   --------   --------   --------   --------   --------   --------
       1,530        950      1,315      1,211      3,700     2,581       1,076      1,397
       1,097        147      1,237         26      2,875       294       1,730        333
    --------   --------   --------   --------   --------   --------   --------   --------
       2,627      1,097      2,552      1,237      6,575     2,875       2,806      1,730
    ========   ========   ========   ========   ========   ========   ========   ========

--------------------------------------------------------------------------------



                                                      MFS(R) INVESTORS       MFS(R) RESEARCH      MFS(R) UTILITIES
                                                        TRUST SERIES             SERIES                SERIES
                                                     -------------------   -------------------   -------------------
                                                       2002       2001       2002     2001(a)      2002     2001(b)
                                                     ------------------------------------------------------------
SERIES I POLICIES
Units issued on payments received from
  policyowners.....................................       198       318        137        458          7           2
Units redeemed on surrenders.......................      (262)     (168)      (259)      (235)        (3)         --
Units redeemed on annuity and death benefits.......       (70)      (33)       (56)       (39)        --          --
Units issued (redeemed) on net transfers from (to)
  Fixed Account....................................       284       537        104        984         31           2
Units issued (redeemed) on transfers between
  Investment Divisions.............................      (315)      (46)      (676)      (365)        (5)         11
                                                     --------   --------   --------   --------   --------   --------
  Net increase (decrease)..........................      (165)      608       (750)       803         30          15
Units outstanding, beginning of year...............     3,303     2,695      4,857      4,054         15          --
                                                     --------   --------   --------   --------   --------   --------
Units outstanding, end of year.....................     3,138     3,303      4,107      4,857         45          15
                                                     ========   ========   ========   ========   ========   ========
SERIES II POLICIES
Units issued on payments received from
  policyowners.....................................        18        10          6         19          1          --
Units redeemed on surrenders.......................        --        (2)        (3)        (7)        --          --
Units redeemed on annuity and death benefits.......        (1)       --         --        (10)        --          --
Units issued (redeemed) on net transfers from (to)
  Fixed Account....................................        (4)       --         (3)       (16)        --          --
Units issued (redeemed) on transfers between
  Investment Divisions.............................        (1)       10         (2)         3         --          --
                                                     --------   --------   --------   --------   --------   --------
  Net increase (decrease)..........................        12        18         (2)       (11)         1          --
Units outstanding, beginning of year...............        29        11         55         66         --          --
                                                     --------   --------   --------   --------   --------   --------
Units outstanding, end of year.....................        41        29         53         55          1          --
                                                     ========   ========   ========   ========   ========   ========
SERIES III POLICIES
Units issued on payments received from
  policyowners.....................................        43        87         18        136         20          10
Units redeemed on surrenders.......................       (21)      (10)       (40)       (11)       (18)         --
Units redeemed on annuity and death benefits.......        --        --         (5)        --         --          --
Units issued (redeemed) on net transfers from (to)
  Fixed Account....................................       264       422        309        486         47          18
Units issued (redeemed) on transfers between
  Investment Divisions.............................      (110)       (9)      (183)        11        (18)          3
                                                     --------   --------   --------   --------   --------   --------
  Net increase (decrease)..........................       176       490         99        622         31          31
Units outstanding, beginning of year...............       522        32        801        179         31          --
                                                     --------   --------   --------   --------   --------   --------
Units outstanding, end of year.....................       698       522        900        801         62          31
                                                     ========   ========   ========   ========   ========   ========

Not all investment divisions are available under all policies.
(a) For AmSouth Premium Plus Variable Annuity policies, represents the period January 18, 2001 (Commencement of Operations) through December 31, 2001.
(b) For the period July 2, 2001 (Commencement of Operations) through December 31, 2001.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------


                                                                          VAN KAMPEN
     NEUBERGER BERMAN                                 VAN ECK                 UIF
        AMT MID-CAP          T. ROWE PRICE           WORLDWIDE             EMERGING
          GROWTH             EQUITY INCOME          HARD ASSETS         MARKETS EQUITY
    -------------------   -------------------   -------------------   -------------------
      2002     2001(b)      2002       2001       2002       2001       2002     2001(a)
    -------------------------------------------------------------------------------------
         37         11        767      1,056          67        39         189        218
        (11)        (1)      (602)      (311)        (54)      (22)       (208)      (217)
         (1)        --       (120)       (43)        (19)      (16)        (25)       (20)
         98          8      1,370      1,026           9        37          (3)       254
         78         30        243      1,991         333      (129)         88       (421)
    --------   --------   --------   --------   --------   --------   --------   --------
        201         48      1,658      3,719         336       (91)         41       (186)
         48         --      7,398      3,679         378       469       3,172      3,358
    --------   --------   --------   --------   --------   --------   --------   --------
        249         48      9,056      7,398         714       378       3,213      3,172
    ========   ========   ========   ========   ========   ========   ========   ========
          2         --         46         66           2        10          11         12
         --         --        (19)        (4)         (1)       --        (365)        (1)
         --         --         (2)        --          --        --          --         --
         --         --          1         (1)          1        --         (11)        --
          2         --          3          7           1        (9)       (633)     1,002
    --------   --------   --------   --------   --------   --------   --------   --------
          4         --         29         68           3         1        (998)     1,013
         --         --         81         13           3         2       1,019          6
    --------   --------   --------   --------   --------   --------   --------   --------
          4         --        110         81           6         3          21      1,019
    ========   ========   ========   ========   ========   ========   ========   ========
         13          4        325        189          14        14          43         33
         (5)        --        (85)        (8)         (5)       (1)        (23)        (1)
         (1)        --        (17)        (7)         --        --          --         --
        123         13      1,372        640         176        15         217         60
         23          1        (78)        72          39        (8)         82        (10)
    --------   --------   --------   --------   --------   --------   --------   --------
        153         18      1,517        886         224        20         319         82
         18         --        895          9          25         5          89          7
    --------   --------   --------   --------   --------   --------   --------   --------
        171         18      2,412        895         249        25         408         89
    ========   ========   ========   ========   ========   ========   ========   ========

--------------------------------------------------------------------------------



                                                                             MAINSTAY VP        MAINSTAY VP
                                                          MAINSTAY VP          CAPITAL              CASH
                                                              BOND           APPRECIATION        MANAGEMENT
                                                        ----------------   ----------------   ----------------
                                                            2002(a)            2002(a)            2002(a)
                                                        ------------------------------------------------------
SERIES IV POLICIES
Units issued on payments received from policyowners...           285                262              5,486
Units redeemed on surrenders..........................            (3)                (1)               (40)
Units redeemed on annuity and death benefits..........            (2)                --                 --
Units issued (redeemed) on net transfers from (to)
  Fixed Account.......................................           237                135              1,787
Units issued (redeemed) on transfers between
  Investment Divisions................................            54                 --             (2,284)
                                                            --------           --------           --------
  Net increase (decrease).............................           571                396              4,949
Units outstanding, beginning of year..................            --                 --                 --
                                                            --------           --------           --------
Units outstanding, end of year........................           571                396              4,949
                                                            ========           ========           ========
SERIES V POLICIES
Units issued on payments received from policyowners...             5                 --                200
Units redeemed on surrenders..........................            --                 --                 --
Units redeemed on annuity and death benefits..........            --                 --                 --
Units issued (redeemed) on net transfers from (to)
  Fixed Account.......................................             8                  1                 --
Units issued (redeemed) on transfers between
  Investment Divisions................................            --                 --                (30)
                                                            --------           --------           --------
  Net increase (decrease).............................            13                  1                170
Units outstanding, beginning of year..................            --                 --                 --
                                                            --------           --------           --------
Units outstanding, end of year........................            13                  1                170
                                                            ========           ========           ========

Not all investment divisions are available under all policies.
(a) For Series IV and V policies, represents the period May 10, 2002 (Commencement of Operations) through December 31, 2002.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------



                         MAINSTAY VP                                              MAINSTAY VP
      MAINSTAY VP           EQUITY          MAINSTAY VP        MAINSTAY VP         HIGH YIELD        MAINSTAY VP
      CONVERTIBLE           INCOME           GOVERNMENT       GROWTH EQUITY      CORPORATE BOND     INDEXED EQUITY
    ----------------   ----------------   ----------------   ----------------   ----------------   ----------------
        2002(a)            2002(a)            2002(a)            2002(a)            2002(a)            2002(a)
    ---------------------------------------------------------------------------------------------------------------
             223                216                536                211                430                416
              (2)                (4)                (4)                (2)                (7)                (5)
              --                 (2)                --                 --                 (2)                --
             169                220                270                155                313                238
               6                 (8)                63                  3                 42                 11
        --------           --------           --------           --------           --------           --------
             396                422                865                367                776                660
              --                 --                 --                 --                 --                 --
        --------           --------           --------           --------           --------           --------
             396                422                865                367                776                660
        ========           ========           ========           ========           ========           ========
              --                  8                  8                 --                  1                  5
              --                 --                 --                 --                 --                 --
              --                 --                 --                 --                 --                 --
               1                  6                  8                  2                  4                  2
              --                 --                 --                 --                  1                  1
        --------           --------           --------           --------           --------           --------
               1                 14                 16                  2                  6                  8
              --                 --                 --                 --                 --                 --
        --------           --------           --------           --------           --------           --------
               1                 14                 16                  2                  6                  8
        ========           ========           ========           ========           ========           ========

--------------------------------------------------------------------------------



                                                          MAINSTAY VP        MAINSTAY VP        MAINSTAY VP
                                                         INTERNATIONAL         MID CAP            MID CAP
                                                             EQUITY              CORE              GROWTH
                                                        ----------------   ----------------   ----------------
                                                            2002(a)            2002(a)            2002(a)
                                                        ------------------------------------------------------
SERIES IV POLICIES
Units issued on payments received from policyowners...            49                 91                117
Units redeemed on surrenders..........................            --                 (1)                (1)
Units redeemed on annuity and death benefits..........            --                 --                 --
Units issued (redeemed) on net transfers from (to)
  Fixed Account.......................................            31                 71                 81
Units issued (redeemed) on transfers between
  Investment Divisions................................            --                 (9)                 2
                                                            --------           --------           --------
  Net increase (decrease).............................            80                152                199
Units outstanding, beginning of year..................            --                 --                 --
                                                            --------           --------           --------
Units outstanding, end of year........................            80                152                199
                                                            ========           ========           ========
SERIES V POLICIES
Units issued on payments received from policyowners...             1                  1                 --
Units redeemed on surrenders..........................            --                 --                 --
Units redeemed on annuity and death benefits..........            --                 --                 --
Units issued (redeemed) on net transfers from (to)
  Fixed Account.......................................            --                 --                  2
Units issued (redeemed) on transfers between
  Investment Divisions................................            --                 --                 --
                                                            --------           --------           --------
  Net increase (decrease).............................             1                  1                  2
Units outstanding, beginning of year..................            --                 --                 --
                                                            --------           --------           --------
Units outstanding, end of year........................             1                  1                  2
                                                            ========           ========           ========

Not all investment divisions are available under all policies.
(a) For Series IV and V policies, represents the period May 10, 2002 (Commencement of Operations) through December 31, 2002.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------


                                                               MAINSTAY VP                           MAINSTAY VP
      MAINSTAY VP                                            AMERICAN CENTURY     MAINSTAY VP        EAGLE ASSET
       SMALL CAP         MAINSTAY VP        MAINSTAY VP          INCOME &        DREYFUS LARGE        MANAGEMENT
         GROWTH          TOTAL RETURN          VALUE              GROWTH         COMPANY VALUE      GROWTH EQUITY
    ----------------   ----------------   ----------------   ----------------   ----------------   ----------------
        2002(a)            2002(a)            2002(a)            2002(a)            2002(a)            2002(a)
    ---------------------------------------------------------------------------------------------------------------
             117                168                294                 43                 59                 71
              (2)                (1)                (4)                --                 (1)                (1)
              --                 --                 --                 --                 --                 --
             122                 67                197                 22                 36                 64
               6                  2                 18                 --                  7                  7
        --------           --------           --------           --------           --------           --------
             243                236                505                 65                101                141
              --                 --                 --                 --                 --                 --
        --------           --------           --------           --------           --------           --------
             243                236                505                 65                101                141
        ========           ========           ========           ========           ========           ========
              --                 --                  3                 --                 --                 --
              --                 --                 --                 --                 --                 --
              --                 --                 --                 --                 --                 --
               2                  1                  3                 --                 --                 --
              --                 --                 --                 --                 --                 --
        --------           --------           --------           --------           --------           --------
               2                  1                  6                 --                 --                 --
              --                 --                 --                 --                 --                 --
        --------           --------           --------           --------           --------           --------
               2                  1                  6                 --                 --                 --
        ========           ========           ========           ========           ========           ========

--------------------------------------------------------------------------------


                                                          MAINSTAY VP
                                                          LORD ABBETT       ALGER AMERICAN        AMSOUTH
                                                           DEVELOPING           SMALL             ENHANCED
                                                             GROWTH         CAPITALIZATION         MARKET
                                                        ----------------   ----------------   ----------------
                                                            2002(a)            2002(a)            2002(a)
                                                        ------------------------------------------------------
SERIES IV POLICIES
Units issued on payments received from policyowners...            30                 21                 --
Units redeemed on surrenders..........................            --                 --                 --
Units redeemed on annuity and death benefits..........            --                 --                 --
Units issued (redeemed) on net transfers from (to)
  Fixed Account.......................................            11                 21                 --
Units issued (redeemed) on transfers between
  Investment Divisions................................             1                  4                 --
                                                            --------           --------           --------
  Net increase (decrease).............................            42                 46                 --
Units outstanding, beginning of year..................            --                 --                 --
                                                            --------           --------           --------
Units outstanding, end of year........................            42                 46                 --
                                                            ========           ========           ========
SERIES V POLICIES
Units issued on payments received from policyowners...            --                 --                 --
Units redeemed on surrenders..........................            --                 --                 --
Units redeemed on annuity and death benefits..........            --                 --                 --
Units issued (redeemed) on net transfers from (to)
  Fixed Account.......................................            --                 --                 --
Units issued (redeemed) on transfers between
  Investment Divisions................................            --                 --                 --
                                                            --------           --------           --------
  Net increase (decrease).............................            --                 --                 --
Units outstanding, beginning of year..................            --                 --                 --
                                                            --------           --------           --------
Units outstanding, end of year........................            --                 --                 --
                                                            ========           ========           ========

Not all investment divisions are available under all policies.
(a) For Series IV and V policies, represents the period May 10, 2002 (Commencement of Operations) through December 31, 2002.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------


                                                                                   DREYFUS IP          FIDELITY
        AMSOUTH                                                  CALVERT           TECHNOLOGY            VIP
     INTERNATIONAL         AMSOUTH            AMSOUTH             SOCIAL             GROWTH         CONTRAFUND(R)
         EQUITY           LARGE CAP           MID CAP            BALANCED       (INITIAL SHARES)   (INITIAL CLASS)
    ----------------   ----------------   ----------------   ----------------   ----------------   ----------------
        2002(a)            2002(a)            2002(a)            2002(a)            2002(a)            2002(a)
    ---------------------------------------------------------------------------------------------------------------
              --                 --                 --                 23                 26                222
              --                 --                 --                 --                 --                 (3)
              --                 --                 --                 --                 --                 --
              --                 --                 --                 15                 20                199
              --                 --                 --                 --                  5                  7
        --------           --------           --------           --------           --------           --------
              --                 --                 --                 38                 51                425
              --                 --                 --                 --                 --                 --
        --------           --------           --------           --------           --------           --------
              --                 --                 --                 38                 51                425
        ========           ========           ========           ========           ========           ========
              --                 --                 --                 --                 --                  2
              --                 --                 --                 --                 --                 --
              --                 --                 --                 --                 --                 --
              --                 --                 --                  1                 --                  3
              --                 --                 --                 --                 --                 --
        --------           --------           --------           --------           --------           --------
              --                 --                 --                  1                 --                  5
              --                 --                 --                 --                 --                 --
        --------           --------           --------           --------           --------           --------
              --                 --                 --                  1                 --                  5
        ========           ========           ========           ========           ========           ========

--------------------------------------------------------------------------------


                                                            FIDELITY                            JANUS ASPEN
                                                              VIP            JANUS ASPEN           SERIES
                                                         EQUITY-INCOME          SERIES           WORLDWIDE
                                                        (INITIAL CLASS)        BALANCED            GROWTH
                                                        ----------------   ----------------   ----------------
                                                            2002(a)            2002(a)            2002(a)
                                                        ------------------------------------------------------
SERIES IV POLICIES
Units issued on payments received from policyowners...           177                489                149
Units redeemed on surrenders..........................            (3)                (5)                (1)
Units redeemed on annuity and death benefits..........            --                 (3)                --
Units issued (redeemed) on net transfers from (to)
  Fixed Account.......................................            97                397                114
Units issued (redeemed) on transfers between
  Investment Divisions................................            (1)                 6                  5
                                                            --------           --------           --------
  Net increase (decrease).............................           270                884                267
Units outstanding, beginning of year..................            --                 --                 --
                                                            --------           --------           --------
Units outstanding, end of year........................           270                884                267
                                                            ========           ========           ========
SERIES V POLICIES
Units issued on payments received from policyowners...             5                  5                 --
Units redeemed on surrenders..........................            --                 --                 --
Units redeemed on annuity and death benefits..........            --                 --                 --
Units issued (redeemed) on net transfers from (to)
  Fixed Account.......................................             4                  4                 --
Units issued (redeemed) on transfers between
  Investment Divisions................................            --                 --                 --
                                                            --------           --------           --------
  Net increase (decrease).............................             9                  9                 --
Units outstanding, beginning of year..................            --                 --                 --
                                                            --------           --------           --------
Units outstanding, end of year........................             9                  9                 --
                                                            ========           ========           ========

Not all investment divisions are available under all policies.
(a) For Series IV and V policies, represents the period May 10, 2002 (Commencement of Operations) through December 31, 2002.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------


                                                                                                VAN KAMPEN
       MFS(R)                                     NEUBERGER                                        UIF
     INVESTORS        MFS(R)         MFS(R)         BERMAN                        VAN ECK        EMERGING
       TRUST         RESEARCH      UTILITIES     AMT MID-CAP    T. ROWE PRICE    WORLDWIDE       MARKETS
       SERIES         SERIES         SERIES         GROWTH      EQUITY INCOME   HARD ASSETS       EQUITY
    ------------   ------------   ------------   ------------   -------------   ------------   ------------
      2002(a)        2002(a)        2002(a)        2002(a)         2002(a)        2002(a)        2002(a)
    -------------------------------------------------------------------------------------------------------
            40             25              3              7            191              30             24
            --             --             --             --             (2)             --             (1)
            --             --             --             --             --              --             --
            17             18              1              9            220              20             24
            --              2             --             --             11             (11)            11
      --------       --------       --------       --------       --------        --------       --------
            57             45              4             16            420              39             58
            --             --             --             --             --              --             --
      --------       --------       --------       --------       --------        --------       --------
            57             45              4             16            420              39             58
      ========       ========       ========       ========       ========        ========       ========
            --             --             --             --              8              --             --
            --             --             --             --             --              --             --
            --             --             --             --             --              --             --
            --             --             --             --              6              --             --
            --             --             --             --             --              --             --
      --------       --------       --------       --------       --------        --------       --------
            --             --             --             --             14              --             --
            --             --             --             --             --              --             --
      --------       --------       --------       --------       --------        --------       --------
            --             --             --             --             14              --             --
      ========       ========       ========       ========       ========        ========       ========

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's):
--------------------------------------------------------------------------------

The following table presents financial highlights for each Investment Division as of December 31, 2002, 2001, 2000, 1999 and 1998:


                                                                           MAINSTAY VP
                                                                               BOND
                                                       ----------------------------------------------------
                                                         2002       2001       2000       1999       1998
                                                       ----------------------------------------------------
SERIES I POLICIES (a)
Net Assets.........................................    $216,196   $158,984   $ 85,728   $ 82,561   $ 61,788
Units Outstanding..................................      14,282     11,339      6,588      6,871      4,993
Unit Value.........................................    $  15.14   $  14.02   $  13.01   $  12.02   $  12.37
Total Return.......................................        8.0%       7.8%       8.3%      (2.9%)      7.6%
Ratio of Net Investment Income to Average Net
  Assets...........................................        3.7%       5.0%

SERIES II POLICIES (b)
Net Assets.........................................    $  2,094   $  1,100   $    167   $     --   $     --
Units Outstanding..................................         170         96         16         --         --
Unit Value.........................................    $  12.32   $  11.43   $  10.62   $     --   $     --
Total Return.......................................        7.8%       7.6%       6.2%         --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................        4.0%       4.6%

SERIES III POLICIES (c)
Net Assets.........................................    $ 42,745   $  7,920   $    188   $     --   $     --
Units Outstanding..................................       3,538        706         18         --         --
Unit Value.........................................    $  12.08   $  11.21   $  10.43   $     --   $     --
Total Return.......................................        7.7%       7.5%       4.3%         --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................        6.9%      11.7%

SERIES IV POLICIES (d)
Net Assets.........................................    $  6,150   $     --   $     --   $     --   $     --
Units Outstanding..................................         571         --         --         --         --
Unit Value.........................................    $  10.77   $     --   $     --   $     --   $     --
Total Return.......................................        7.7%         --         --         --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................       17.4%         --

SERIES V POLICIES (e)
Net Assets.........................................    $    137   $     --   $     --   $     --   $     --
Units Outstanding..................................          13         --         --         --         --
Unit Value.........................................    $  10.52   $     --   $     --   $     --   $     --
Total Return.......................................        5.2%         --         --         --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................       21.7%         --

Not all investment divisions are available under all policies.

Annualized percentages are shown for Ratio of Net Investment Income to Average Net Assets for all investment divisions in all periods.

(a) Expenses as a percent of average net assets are 1.40%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(b) Expenses as a percent of average net assets are 1.55%, excluding expenses of the underlying funds, policy service charges and charges for transferring funds between investment divisions.
(c) Expenses as a percent of average net assets are 1.60%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(d) Expenses as a percent of average net assets are 1.45%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(e) Expenses as a percent of average net assets are 1.85%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------


                        MAINSTAY VP                                            MAINSTAY VP
                    CAPITAL APPRECIATION                                     CASH MANAGEMENT
    ----------------------------------------------------   ----------------------------------------------------
      2002       2001       2000       1999       1998       2002       2001       2000       1999       1998
    -----------------------------------------------------------------------------------------------------------
    $330,249   $553,783   $748,887   $657,329   $367,978   $263,444   $260,067   $164,643   $294,243   $121,079
      25,441     29,099     29,793     23,024     15,940    208,084    205,310    133,091    248,786    105,842
    $  12.98   $  19.03   $  25.14   $  28.55   $  23.09   $   1.27   $   1.27   $   1.24   $   1.18   $   1.14
      (31.8%)    (24.3%)    (12.0%)     23.7%      36.2%      (0.1%)      2.4%       4.6%       3.4%       3.7%
       (1.3%)     (1.3%)                                      (0.1%)      2.2%

    $    847   $  1,333   $  1,171   $     --   $     --   $ 27,216   $ 16,214   $  4,180   $     --   $     --
         174        186        123         --         --     25,991     15,454      4,074         --         --
    $   4.88   $   7.17   $   9.48   $     --   $     --   $   1.05   $   1.05   $   1.03   $     --   $     --
      (31.9%)    (24.4%)     (5.2%)        --         --      (0.2%)      2.3%       2.6%         --         --
       (1.5%)     (1.5%)                                      (0.2%)      1.9%

    $ 13,383   $ 11,161   $  1,817   $     --   $     --   $ 68,335   $ 31,624   $  2,635   $     --   $     --
       3,001      1,704        210         --         --     65,803     30,376      2,586         --         --
    $   4.46   $   6.55   $   8.67   $     --   $     --   $   1.04   $   1.04   $   1.02   $     --   $     --
      (31.9%)    (24.5%)    (13.3%)        --         --      (0.3%)      2.1%       1.9%         --         --
       (1.5%)     (1.4%)                                      (0.3%)      1.4%

    $  2,958   $     --   $     --   $     --   $     --   $  4,942   $     --   $     --   $     --   $     --
         396         --         --         --         --      4,949         --         --         --         --
    $   7.46   $     --   $     --   $     --   $     --   $   1.00   $     --   $     --   $     --   $     --
      (25.4%)        --         --         --         --      (0.1%)        --         --         --         --
       (1.0%)        --                                       (0.4%)        --

    $     14   $     --   $     --   $     --   $     --   $    170   $     --   $     --   $     --   $     --
           1         --         --         --         --        170         --         --         --         --
    $   9.20   $     --   $     --   $     --   $     --   $   1.00   $     --   $     --   $     --   $     --
       (8.0%)        --         --         --         --      (0.3%)        --         --         --         --
       (0.8%)        --                                       (0.8%)        --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------


                                                                           MAINSTAY VP
                                                                           CONVERTIBLE
                                                       ----------------------------------------------------
                                                         2002       2001       2000       1999       1998
                                                       ----------------------------------------------------
SERIES I POLICIES (a)
Net Assets.........................................    $132,023   $144,131   $125,337   $ 65,034   $ 38,111
Units Outstanding..................................       9,467      9,385      7,873      3,826      3,139
Unit Value.........................................    $  13.95   $  15.36   $  15.92   $  17.00   $  12.14
Total Return.......................................       (9.2%)     (3.5%)     (6.3%)     40.0%       3.0%
Ratio of Net Investment Income to Average Net
  Assets...........................................        1.3%       2.4%

SERIES II POLICIES (b)
Net Assets.........................................    $  1,651   $  1,733   $  1,356   $     --   $     --
Units Outstanding..................................         209        199        150         --         --
Unit Value.........................................    $   7.89   $   8.71   $   9.04   $     --   $     --
Total Return.......................................       (9.3%)     (3.7%)     (9.6%)        --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................        1.1%       2.3%

SERIES III POLICIES (c)
Net Assets.........................................    $ 20,475   $  9,385   $    703   $     --   $     --
Units Outstanding..................................       2,708      1,125         81         --         --
Unit Value.........................................    $   7.56   $   8.34   $   8.67   $     --   $     --
Total Return.......................................       (9.4%)     (3.8%)     (1.3%)        --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................        2.4%       6.0%

SERIES IV POLICIES (d)
Net Assets.........................................    $  3,675   $     --   $     --   $     --   $     --
Units Outstanding..................................         396         --         --         --         --
Unit Value.........................................    $   9.27   $     --   $     --   $     --   $     --
Total Return.......................................       (7.3%)        --         --         --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................       10.3%         --

SERIES V POLICIES (e)
Net Assets.........................................    $     13   $     --   $     --   $     --   $     --
Units Outstanding..................................           1         --         --         --         --
Unit Value.........................................    $  10.37   $     --   $     --   $     --   $     --
Total Return.......................................        3.7%         --         --         --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................       12.4%         --

Not all investment divisions are available under all policies.

Annualized percentages are shown for Ratio of Net Investment Income to Average Net Assets for all investment divisions in all periods.

(a) Expenses as a percent of average net assets are 1.40%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(b) Expenses as a percent of average net assets are 1.55%, excluding expenses of the underlying funds, policy service charges and charges for transferring funds between investment divisions.
(c) Expenses as a percent of average net assets are 1.60%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(d) Expenses as a percent of average net assets are 1.45%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(e) Expenses as a percent of average net assets are 1.85%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------


        MAINSTAY VP
          EQUITY                              MAINSTAY VP
          INCOME                               GOVERNMENT
    -------------------   ----------------------------------------------------
      2002       2001       2002       2001       2000       1999       1998
    --------------------------------------------------------------------------
    $ 44,528   $ 17,502   $230,480   $115,641   $ 59,775   $ 60,001   $ 39,674
       5,378      1,781     15,260      8,293      4,508      5,008      3,208
    $   8.28   $   9.83   $  15.10   $  13.94   $  13.26   $  11.98   $  12.37
      (15.8%)     (1.7%)      8.3%       5.1%      10.7%      (3.1%)      7.5%
       (0.1%)      0.2%       2.7%       4.0%

    $    549   $    109   $  3,456   $  1,420   $    281   $     --   $     --
          67         11        287        128         27         --         --
    $   8.23   $   9.78   $  12.04   $  11.13   $  10.60   $     --   $     --
      (15.9%)     (2.2%)      8.2%       5.0%       6.0%         --         --
        0.1%       0.9%       3.0%       3.9%

    $ 15,132   $  1,409   $ 45,740   $  8,792   $     47   $     --   $     --
       1,806        141      3,842        798          5         --         --
    $   8.38   $   9.96   $  11.91   $  11.01   $  10.49   $     --   $     --
      (15.9%)     (0.4%)      8.1%       5.0%       5.0%         --         --
        0.5%       1.6%       4.4%       9.1%

    $  3,414   $     --   $  9,291   $     --   $     --   $     --   $     --
         422         --        865         --         --         --         --
    $   8.09   $     --   $  10.74   $     --   $     --   $     --   $     --
      (19.1%)        --       7.4%         --         --         --         --
        2.4%         --      11.6%         --

    $    113   $     --   $    168   $     --   $     --   $     --   $     --
          14         --         16         --         --         --         --
    $   8.19   $     --   $  10.52   $     --   $     --   $     --   $     --
      (18.1%)        --       5.2%         --         --         --         --
        1.7%         --      13.3%         --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------


                                                                           MAINSTAY VP
                                                                          GROWTH EQUITY
                                                       ----------------------------------------------------
                                                         2002       2001       2000       1999       1998
                                                       ----------------------------------------------------
SERIES I POLICIES (a)
Net Assets.........................................    $244,017   $359,198   $419,759   $317,273   $180,165
Units Outstanding..................................      14,959     16,447     15,714     11,321      8,239
Unit Value.........................................    $  16.31   $  21.84   $  26.71   $  28.02   $  21.87
Total Return.......................................      (25.3%)    (18.2%)     (4.7%)     28.2%      24.8%
Ratio of Net Investment Income to Average Net
  Assets...........................................       (0.5%)     (0.7%)

SERIES II POLICIES (b)
Net Assets.........................................    $  1,249   $  1,763   $  1,300   $     --   $     --
Units Outstanding..................................         219        230        139         --         --
Unit Value.........................................    $   5.71   $   7.65   $   9.37   $     --   $     --
Total Return.......................................      (25.4%)    (18.4%)     (6.3%)        --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................       (0.6%)     (0.8%)

SERIES III POLICIES (c)
Net Assets.........................................    $ 21,125   $ 15,827   $  1,542   $     --   $     --
Units Outstanding..................................       3,678      2,054        163         --         --
Unit Value.........................................    $   5.74   $   7.70   $   9.44   $     --   $     --
Total Return.......................................      (25.5%)    (18.4%)     (5.6%)        --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................       (0.4%)     (0.2%)

SERIES IV POLICIES (d)
Net Assets.........................................    $  2,967   $     --   $     --   $     --   $     --
Units Outstanding..................................         367         --         --         --         --
Unit Value.........................................    $   8.08   $     --   $     --   $     --   $     --
Total Return.......................................      (19.2%)        --         --         --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................        3.1%         --

SERIES V POLICIES (e)
Net Assets.........................................    $     19   $     --   $     --   $     --   $     --
Units Outstanding..................................           2         --         --         --         --
Unit Value.........................................    $   9.16   $     --   $     --   $     --   $     --
Total Return.......................................       (8.4%)        --         --         --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................        4.2%         --

Not all investment divisions are available under all policies.

Annualized percentages are shown for Ratio of Net Investment Income to Average Net Assets for all investment divisions in all periods.

(a) Expenses as a percent of average net assets are 1.40%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(b) Expenses as a percent of average net assets are 1.55%, excluding expenses of the underlying funds, policy service charges and charges for transferring funds between investment divisions.
(c) Expenses as a percent of average net assets are 1.60%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(d) Expenses as a percent of average net assets are 1.45%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(e) Expenses as a percent of average net assets are 1.85%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------


                        MAINSTAY VP
                         HIGH YIELD                                            MAINSTAY VP
                       CORPORATE BOND                                         INDEXED EQUITY
    ----------------------------------------------------   ----------------------------------------------------
      2002       2001       2000       1999       1998       2002       2001       2000       1999       1998
    -----------------------------------------------------------------------------------------------------------
    $417,268   $426,004   $374,764   $400,993   $310,120   $447,495   $647,391   $755,167   $684,701   $407,588
      27,478     28,228     25,693     25,509     21,960     27,274     30,265     30,595     24,805     17,575
    $  15.19   $  15.09   $  14.59   $  15.72   $  14.12   $  16.41   $  21.39   $  24.68   $  27.60   $  23.19
        0.6%       3.4%      (7.2%)     11.3%       1.2%     (23.3%)    (13.3%)    (10.6%)     19.0%      26.7%
        9.0%      10.7%                                       (0.2%)     (0.4%)

    $  2,462   $  1,428   $    793   $     --   $     --   $  1,559   $  1,826   $  1,266   $     --   $     --
         255        149         85         --         --        250        224        135         --         --
    $   9.65   $   9.60   $   9.29   $     --   $     --   $   6.23   $   8.14   $   9.40   $     --   $     --
        0.5%       3.3%      (7.1%)        --         --     (23.4%)    (13.4%)     (6.0%)        --         --
       14.1%      12.6%                                       (0.2%)     (0.4%)

    $ 43,111   $ 15,118   $    498   $     --   $     --   $ 37,642   $ 16,799   $  1,988   $     --   $     --
       4,546      1,601         54         --         --      6,206      2,120        217         --         --
    $   9.48   $   9.44   $   9.15   $     --   $     --   $   6.07   $   7.92   $   9.16   $     --   $     --
        0.4%       3.2%      (8.5%)        --         --     (23.5%)    (13.5%)     (8.4%)        --         --
       15.5%      27.1%                                        0.2%       0.7%

    $  7,503   $     --   $     --   $     --   $     --   $  5,417   $     --   $     --   $     --   $     --
         776         --         --         --         --        660         --         --         --         --
    $   9.67   $     --   $     --   $     --   $     --   $   8.20   $     --   $     --   $     --   $     --
       (3.3%)        --         --         --         --     (18.0%)        --         --         --         --
       42.6%         --                                        4.6%         --

    $     66   $     --   $     --   $     --   $     --   $     76   $     --   $     --   $     --   $     --
           6         --         --         --         --          8         --         --         --         --
    $  10.27   $     --   $     --   $     --   $     --   $   9.84   $     --   $     --   $     --   $     --
        2.7%         --         --         --         --      (1.6%)        --         --         --         --
       48.5%         --                                        6.8%         --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------


                                                                           MAINSTAY VP
                                                                       INTERNATIONAL EQUITY
                                                       ----------------------------------------------------
                                                         2002       2001       2000       1999       1998
                                                       ----------------------------------------------------
SERIES I POLICIES (a)
Net Assets.........................................    $ 23,569   $ 19,878   $ 23,737   $ 22,729   $ 15,136
Units Outstanding..................................       1,933      1,537      1,556      1,204      1,012
Unit Value.........................................    $  12.19   $  12.94   $  15.26   $  18.88   $  14.95
Total Return.......................................       (5.7%)    (15.2%)    (19.2%)     26.3%      21.4%
Ratio of Net Investment Income to Average Net
  Assets...........................................        0.1%         --

SERIES II POLICIES (b)
Net Assets.........................................    $    257   $    254   $    169   $     --   $     --
Units Outstanding..................................          34         32         18         --         --
Unit Value.........................................    $   7.45   $   7.92   $   9.35   $     --   $     --
Total Return.......................................       (5.9%)    (15.3%)     (6.5%)        --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................       (1.3%)     (1.0%)

SERIES III POLICIES (c)
Net Assets.........................................    $  3,599   $  1,063   $    111   $     --   $     --
Units Outstanding..................................         481        134         12         --         --
Unit Value.........................................    $   7.48   $   7.95   $   9.40   $     --   $     --
Total Return.......................................       (5.9%)    (15.4%)     (6.0%)        --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................        0.9%       0.2%

SERIES IV POLICIES (d)
Net Assets.........................................    $    707   $     --   $     --   $     --   $     --
Units Outstanding..................................          80         --         --         --         --
Unit Value.........................................    $   8.82   $     --   $     --   $     --   $     --
Total Return.......................................      (11.8%)        --         --         --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................        4.5%         --

SERIES V POLICIES (e)
Net Assets.........................................    $     14   $     --   $     --   $     --   $     --
Units Outstanding..................................           1         --         --         --         --
Unit Value.........................................    $   9.79   $     --   $     --   $     --   $     --
Total Return.......................................       (2.1%)        --         --         --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................        4.7%         --

Not all investment divisions are available under all policies.

Annualized percentages are shown for Ratio of Net Investment Income to Average Net Assets for all investment divisions in all periods.

(a) Expenses as a percent of average net assets are 1.40%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(b) Expenses as a percent of average net assets are 1.55%, excluding expenses of the underlying funds, policy service charges and charges for transferring funds between investment divisions.
(c) Expenses as a percent of average net assets are 1.60%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(d) Expenses as a percent of average net assets are 1.45%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(e) Expenses as a percent of average net assets are 1.85%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------


        MAINSTAY VP           MAINSTAY VP           MAINSTAY VP
          MID CAP               MID CAP              SMALL CAP                            MAINSTAY VP
           CORE                 GROWTH                GROWTH                              TOTAL RETURN
    -------------------   -------------------   -------------------   ----------------------------------------------------
      2002       2001       2002       2001       2002       2001       2002       2001       2000       1999       1998
    ----------------------------------------------------------------------------------------------------------------------
    $ 15,024   $  6,859   $ 11,317   $  7,773   $ 17,889   $ 12,197   $213,473   $296,704   $338,661   $305,978   $203,518
       1,872        734      1,768        855      2,600      1,286     14,813     16,939     17,027     14,509     11,136
    $   8.03   $   9.35   $   6.40   $   9.09   $   6.88   $   9.48   $  14.41   $  17.52   $  19.89   $  21.09   $  18.28
      (14.1%)     (6.5%)    (29.6%)     (9.1%)    (27.4%)     (5.2%)    (17.7%)    (11.9%)     (5.7%)     15.4%      25.4%
       (1.0%)     (1.0%)     (1.4%)     (1.4%)     (1.4%)     (1.4%)      0.9%       1.1%

    $     69   $     --   $    142   $     55   $    267   $    268   $  1,847   $  2,444   $  2,730   $     --   $     --
           8         --         17          5         38         28        278        302        297         --         --
    $   8.67   $  10.00   $   8.19   $  11.65   $   7.07   $   9.76   $   6.64   $   8.09   $   9.20   $     --   $     --
      (13.3%)        --     (29.7%)     16.5%     (27.5%)     (2.4%)    (17.8%)    (12.1%)     (8.0%)        --         --
       (1.1%)        --      (1.6%)     (1.6%)     (1.6%)     (1.6%)      0.8%       1.5%

    $  3,510   $    241   $  3,961   $    365   $  5,362   $    786   $ 11,221   $  5,557   $    495   $     --   $     --
         420         25        606         39        782         83      1,762        717         56         --         --
    $   8.35   $   9.74   $   6.54   $   9.30   $   6.86   $   9.47   $   6.37   $   7.75   $   8.82   $     --   $     --
      (14.3%)     (2.6%)    (29.7%)     (7.0%)    (27.6%)     (5.3%)    (17.9%)    (12.1%)    (11.8%)        --         --
       (0.9%)     (0.3%)     (1.6%)     (1.6%)     (1.6%)     (1.6%)      2.0%       3.6%

    $  1,240   $     --   $  1,392   $     --   $  1,798   $     --   $  2,063   $     --   $     --   $     --   $     --
         152         --        199         --        243         --        236         --         --         --         --
    $   8.14   $     --   $   7.01   $     --   $   7.41   $     --   $   8.73   $     --   $     --   $     --   $     --
      (18.6%)        --     (29.9%)        --     (25.9%)        --     (12.7%)        --         --         --         --
       (0.4%)        --      (1.5%)        --      (1.5%)        --       9.9%         --

    $     10   $     --   $     15   $     --   $     14   $     --   $     12   $     --   $     --   $     --   $     --
           1         --          2         --          2         --          1         --         --         --         --
    $   9.70   $     --   $  10.20   $     --   $   8.31   $     --   $   9.93   $     --   $     --   $     --   $     --
       (3.0%)        --       2.0%         --     (16.9%)        --      (0.7%)        --         --         --         --
       (0.7%)        --      (1.9%)        --      (1.9%)        --      21.3%         --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------


                                                                           MAINSTAY VP
                                                                              VALUE
                                                       ----------------------------------------------------
                                                         2002       2001       2000       1999       1998
                                                       ----------------------------------------------------
SERIES I POLICIES (a)
Net Assets.........................................    $169,824   $213,977   $168,711   $165,397   $157,643
Units Outstanding..................................      11,706     11,482      8,963      9,782     10,004
Unit Value.........................................    $  14.51   $  18.64   $  18.82   $  16.91   $  15.76
Total Return.......................................      (22.2%)     (1.0%)     11.3%       7.3%      (5.5%)
Ratio of Net Investment Income to Average Net
  Assets...........................................          --       0.2%

SERIES II POLICIES (b)
Net Assets.........................................    $    903   $    802   $    239   $     --   $     --
Units Outstanding..................................         106         73         22         --         --
Unit Value.........................................    $   8.49   $  10.92   $  11.04   $     --   $     --
Total Return.......................................      (22.3%)     (1.1%)     10.4%         --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................          --       0.7%

SERIES III POLICIES (c)
Net Assets.........................................    $ 22,026   $ 10,836   $     69   $     --   $     --
Units Outstanding..................................       2,714      1,037          7         --         --
Unit Value.........................................    $   8.11   $  10.44   $  10.57   $     --   $     --
Total Return.......................................      (22.3%)     (1.2%)      5.7%         --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................        0.5%       2.3%

SERIES IV POLICIES (d)
Net Assets.........................................    $  3,870   $     --   $     --   $     --   $     --
Units Outstanding..................................         505         --         --         --         --
Unit Value.........................................    $   7.67   $     --   $     --   $     --   $     --
Total Return.......................................      (23.3%)        --         --         --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................        4.7%         --

SERIES V POLICIES (e)
Net Assets.........................................    $     50   $     --   $     --   $     --   $     --
Units Outstanding..................................           6         --         --         --         --
Unit Value.........................................    $   8.34   $     --   $     --   $     --   $     --
Total Return.......................................      (16.6%)        --         --         --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................        7.0%         --

Not all investment divisions are available under all policies.

Annualized percentages are shown for Ratio of Net Investment Income to Average Net Assets for all investment divisions in all periods.

(a) Expenses as a percent of average net assets are 1.40%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(b) Expenses as a percent of average net assets are 1.55%, excluding expenses of the underlying funds, policy service charges and charges for transferring funds between investment divisions.
(c) Expenses as a percent of average net assets are 1.60%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(d) Expenses as a percent of average net assets are 1.45%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(e) Expenses as a percent of average net assets are 1.85%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------


                        MAINSTAY VP                                            MAINSTAY VP
                      AMERICAN CENTURY                                           DREYFUS
                      INCOME & GROWTH                                      LARGE COMPANY VALUE
    ----------------------------------------------------   ----------------------------------------------------
      2002       2001       2000       1999       1998       2002       2001       2000       1999       1998
    -----------------------------------------------------------------------------------------------------------
    $ 43,336   $ 55,929   $ 60,445   $ 50,328   $ 24,568   $ 34,818   $ 44,680   $ 37,822   $ 25,701   $ 16,599
       5,461      5,593      5,454      3,997      2,263      4,314      4,211      3,356      2,397      1,629
    $   7.94   $  10.00   $  11.08   $  12.59   $  10.86   $   8.07   $  10.61   $  11.27   $  10.72   $  10.19
      (20.6%)     (9.8%)    (12.0%)     16.0%       8.6%     (23.9%)     (5.9%)      5.1%       5.2%       1.9%
       (0.3%)     (0.6%)                                      (0.8%)     (0.6%)

    $    213   $     71   $    154   $     --   $     --   $    309   $    336   $    178   $     --   $     --
          32          9         17         --         --         41         34         17         --         --
    $   6.57   $   8.29   $   9.21   $     --   $     --   $   7.49   $   9.86   $  10.49   $     --   $     --
      (20.8%)    (10.0%)     (7.9%)        --         --     (24.0%)     (6.0%)      4.9%         --         --
        0.2%      (0.7%)                                      (0.9%)     (0.7%)

    $  3,274   $  1,388   $    218   $     --   $     --   $  5,637   $  4,231   $    147   $     --   $     --
         507        170         24         --         --        762        434         14         --         --
    $   6.45   $   8.15   $   9.05   $     --   $     --   $   7.40   $   9.74   $  10.37   $     --   $     --
      (20.8%)     (9.9%)     (9.5%)        --         --     (24.1%)     (6.1%)      3.7%         --         --
        0.1%         --                                       (0.8%)      0.2%

    $    529   $     --   $     --   $     --   $     --   $    810   $     --   $     --   $     --   $     --
          65         --         --         --         --        101         --         --         --         --
    $   8.15   $     --   $     --   $     --   $     --   $   7.99   $     --   $     --   $     --   $     --
      (18.5%)        --         --         --         --     (20.1%)        --         --         --         --
        4.7%         --                                        1.0%         --

    $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --
          --         --         --         --         --         --         --         --         --         --
    $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --
          --         --         --         --         --         --         --         --         --         --
          --         --                                          --         --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------

                                                                           MAINSTAY VP
                                                                           EAGLE ASSET
                                                                            MANAGEMENT
                                                                          GROWTH EQUITY
                                                       ----------------------------------------------------
                                                         2002       2001       2000       1999       1998
                                                       ----------------------------------------------------
SERIES I POLICIES (a)
Net Assets.........................................    $ 82,525   $132,751   $157,719   $ 52,015   $ 16,434
Units Outstanding..................................       8,375      9,537      9,323      2,730      1,408
Unit Value.........................................    $   9.85   $  13.92   $  16.92   $  19.06   $  11.68
Total Return.......................................      (29.2%)    (17.7%)    (11.2%)     63.2%      16.8%
Ratio of Net Investment Income to Average Net
  Assets...........................................       (1.3%)     (1.4%)

SERIES II POLICIES (b)
Net Assets.........................................    $    479   $    537   $    528   $     --   $     --
Units Outstanding..................................          87         69         55         --         --
Unit Value.........................................    $   5.52   $   7.81   $   9.51   $     --   $     --
Total Return.......................................      (29.3%)    (17.9%)     (4.9%)        --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................       (1.5%)     (1.6%)

SERIES III POLICIES (c)
Net Assets.........................................    $  8,998   $  9,015   $  1,686   $     --   $     --
Units Outstanding..................................       1,907      1,350        207         --         --
Unit Value.........................................    $   4.72   $   6.68   $   8.13   $     --   $     --
Total Return.......................................      (29.4%)    (17.8%)    (18.7%)        --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................       (1.5%)     (1.6%)

SERIES IV POLICIES (d)
Net Assets.........................................    $  1,117   $     --   $     --   $     --   $     --
Units Outstanding..................................         141         --         --         --         --
Unit Value.........................................    $   7.90   $     --   $     --   $     --   $     --
Total Return.......................................      (21.0%)        --         --         --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................       (1.1%)        --

SERIES V POLICIES (e)
Net Assets.........................................    $     --   $     --   $     --   $     --   $     --
Units Outstanding..................................          --         --         --         --         --
Unit Value.........................................    $   9.60   $     --   $     --   $     --   $     --
Total Return.......................................       (4.0%)        --         --         --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................          --         --

Not all investment divisions are available under all policies.

Annualized percentages are shown for Ratio of Net Investment Income to Average Net Assets for all investment divisions in all periods.

(a) Expenses as a percent of average net assets are 1.40%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(b) Expenses as a percent of average net assets are 1.55%, excluding expenses of the underlying funds, policy service charges and charges for transferring funds between investment divisions.
(c) Expenses as a percent of average net assets are 1.60%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(d) Expenses as a percent of average net assets are 1.45%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(e) Expenses as a percent of average net assets are 1.85%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------

                        MAINSTAY VP                                               ALGER
                        LORD ABBETT                                              AMERICAN
                         DEVELOPING                                               SMALL
                           GROWTH                                             CAPITALIZATION
    ----------------------------------------------------   ----------------------------------------------------
      2002       2001       2000       1999       1998       2002       2001       2000       1999       1998
    -----------------------------------------------------------------------------------------------------------
    $ 17,566   $ 25,662   $ 29,808   $ 27,072   $ 14,349   $ 44,207   $ 66,445   $ 93,083   $ 51,860   $ 22,802
       2,893      2,959      3,141      2,276      1,573      7,192      7,864      7,657      3,063      1,904
    $   6.07   $   8.67   $   9.49   $  11.89   $   9.12   $   6.15   $   8.45   $  12.16   $  16.93   $  11.97
      (30.0%)     (8.6%)    (20.2%)     30.4%      (8.8%)    (27.3%)    (30.5%)    (28.2%)     41.4%      13.9%
       (1.4%)     (1.4%)                                      (1.4%)     (1.4%)

    $    109   $     52   $     85   $     --   $     --   $    417   $    514   $    588   $     --   $     --
          19          6          9         --         --         97         87         69         --         --
    $   5.83   $   8.33   $   9.13   $     --   $     --   $   4.31   $   5.94   $   8.56   $     --   $     --
      (30.1%)     (8.8%)     (8.7%)        --         --     (27.4%)    (30.6%)    (14.4%)        --         --
       (1.6%)     (1.6%)                                      (1.6%)     (1.5%)

    $  1,601   $    906   $     40   $     --   $     --   $  5,200   $  5,162   $  1,125   $     --   $     --
         273        108          4         --         --      1,299        936        142         --         --
    $   5.86   $   8.38   $   9.19   $     --   $     --   $   4.00   $   5.51   $   7.95   $     --   $     --
      (30.1%)     (8.8%)     (8.1%)        --         --     (27.4%)    (30.7%)    (20.5%)        --         --
       (1.6%)     (1.6%)                                      (1.6%)     (1.6%)

    $    321   $     --   $     --   $     --   $     --   $    376   $     --   $     --   $     --   $     --
          42         --         --         --         --         46         --         --         --         --
    $   7.72   $     --   $     --   $     --   $     --   $   8.19   $     --   $     --   $     --   $     --
      (22.8%)        --         --         --         --     (18.1%)        --         --         --         --
       (1.5%)        --                                       (1.5%)        --

    $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --
          --         --         --         --         --         --         --         --         --         --
    $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --
          --         --         --         --         --         --         --         --         --         --
          --         --                                          --         --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------


                                                                 AMSOUTH             AMSOUTH             AMSOUTH
                                                                ENHANCED          INTERNATIONAL           LARGE
                                                                 MARKET              EQUITY                CAP
                                                            -----------------   -----------------   -----------------
                                                             2002      2001      2002      2001      2002      2001
                                                            ---------------------------------------------------------
SERIES I POLICIES (a)
Net Assets..............................................    $    --   $    --   $    --   $    --   $    --   $    --
Units Outstanding.......................................         --        --        --        --        --        --
Unit Value..............................................    $    --   $    --   $    --   $    --   $    --   $    --
Total Return............................................         --        --        --        --        --        --
Ratio of Net Investment Income to Average Net Assets....         --        --        --        --        --        --

SERIES II POLICIES (b)
Net Assets..............................................    $    --   $    --   $    --   $    --   $    --   $    --
Units Outstanding.......................................         --        --        --        --        --        --
Unit Value..............................................    $    --   $    --   $    --   $    --   $    --   $    --
Total Return............................................         --        --        --        --        --        --
Ratio of Net Investment Income to Average Net Assets....         --        --        --        --        --        --

SERIES III POLICIES (c)
Net Assets..............................................    $ 1,562   $ 1,112   $   139   $   116   $ 2,526   $ 1,883
Units Outstanding.......................................        239       127        21        14       385       216
Unit Value..............................................    $  6.53   $  8.75   $  6.71   $  8.16   $  6.57   $  8.72
Total Return............................................     (25.4%)   (12.5%)   (17.7%)   (18.4%)   (24.7%)   (12.8%)
Ratio of Net Investment Income to Average Net Assets....      (1.1%)    (1.5%)    (1.3%)    (1.6%)    (1.4%)    (1.6%)

SERIES IV POLICIES (d)
Net Assets..............................................    $    --   $    --   $    --   $    --   $    --   $    --
Units Outstanding.......................................         --        --        --        --        --        --
Unit Value..............................................    $    --   $    --   $    --   $    --   $    --   $    --
Total Return............................................         --        --        --        --        --        --
Ratio of Net Investment Income to Average Net Assets....         --        --        --        --        --        --

SERIES V POLICIES (e)
Net Assets..............................................    $    --   $    --   $    --   $    --   $    --   $    --
Units Outstanding.......................................         --        --        --        --        --        --
Unit Value..............................................    $    --   $    --   $    --   $    --   $    --   $    --
Total Return............................................         --        --        --        --        --        --
Ratio of Net Investment Income to Average Net Assets....         --        --        --        --        --        --

Not all investment divisions are available under all policies.

Annualized percentages are shown for Ratio of Net Investment Income to Average Net Assets for all investment divisions in all periods.

(a) Expenses as a percent of average net assets are 1.40%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(b) Expenses as a percent of average net assets are 1.55%, excluding expenses of the underlying funds, policy service charges and charges for transferring funds between investment divisions.
(c) Expenses as a percent of average net assets are 1.60%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(d) Expenses as a percent of average net assets are 1.45%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(e) Expenses as a percent of average net assets are 1.85%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------

                                                                                     DREYFUS IP
                                                CALVERT                              TECHNOLOGY
          AMSOUTH                                SOCIAL                                GROWTH
          MID CAP                               BALANCED                          (INITIAL SHARES)
    -------------------   ----------------------------------------------------   -------------------
      2002       2001       2002       2001       2000       1999       1998       2002       2001
    ------------------------------------------------------------------------------------------------
    $     --   $     --   $ 23,139   $ 27,380   $ 26,540   $ 18,487   $ 10,047   $  4,790   $  3,197
          --         --      1,627      1,668      1,484        987        594        815        325
    $     --   $     --   $  14.22   $  16.41   $  17.89   $  18.72   $  16.92   $   5.88   $   9.84
          --         --     (13.4%)     (8.3%)     (4.5%)     10.7%      14.7%     (40.3%)     (1.6%)
          --         --       1.3%       2.5%                                       (1.4%)     (1.4%)

    $     --   $     --   $    111   $     98   $    103   $     --   $     --   $    156   $     23
          --         --         15         11         11         --         --         22          2
    $     --   $     --   $   7.42   $   8.57   $   9.36   $     --   $     --   $   7.18   $  12.03
          --         --     (13.5%)     (8.4%)     (6.4%)        --         --     (40.3%)     20.3%
          --         --       1.5%       2.0%                                       (1.6%)     (1.6%)

    $    826   $    515   $  3,779   $  1,957   $    177   $     --   $     --   $  2,060   $    587
         146         70        524        235         19         --         --        344         58
    $   5.66   $   7.38   $   7.21   $   8.34   $   9.10   $     --   $     --   $   5.98   $  10.03
      (23.2%)    (26.2%)    (13.5%)     (8.4%)     (9.0%)        --         --     (40.4%)      0.3%
       (1.6%)     (1.6%)      2.5%       5.7%                                       (1.6%)     (1.6%)

    $     --   $     --   $    352   $     --   $     --   $     --   $     --   $    367   $     --
          --         --         38         --         --         --         --         51         --
    $     --   $     --   $   9.23   $     --   $     --   $     --   $     --   $   7.16   $     --
          --         --      (7.7%)        --         --         --         --     (28.4%)        --
          --         --       8.8%         --                                       (1.5%)        --

    $     --   $     --   $      5   $     --   $     --   $     --   $     --   $     --   $     --
          --         --          1         --         --         --         --         --         --
    $     --   $     --   $  10.08   $     --   $     --   $     --   $     --   $     --   $     --
          --         --       0.8%         --         --         --         --         --         --
          --         --      22.7%         --                                          --         --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------

                                                                             FIDELITY
                                                                               VIP
                                                                          CONTRAFUND(R)
                                                                         (INITIAL CLASS)
                                                       ----------------------------------------------------
                                                         2002       2001       2000       1999       1998
                                                       ----------------------------------------------------
SERIES I POLICIES (a)
Net Assets.........................................    $238,091   $279,422   $319,564   $245,305   $117,113
Units Outstanding..................................      16,358     17,160     16,983     12,004      7,022
Unit Value.........................................    $  14.56   $  16.28   $  18.82   $  20.44   $  16.68
Total Return.......................................      (10.6%)    (13.5%)     (7.9%)     22.5%      28.2%
Ratio of Net Investment Income to Average Net
  Assets...........................................       (0.6%)     (0.6%)

SERIES II POLICIES (b)
Net Assets.........................................    $    981   $    883   $    452   $     --   $     --
Units Outstanding..................................         128        103         46         --         --
Unit Value.........................................    $   7.66   $   8.58   $   9.93   $     --   $     --
Total Return.......................................      (10.7%)    (13.6%)     (0.7%)        --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................       (0.8%)     (1.0%)

SERIES III POLICIES (c)
Net Assets.........................................    $ 19,347   $  9,054   $  1,410   $     --   $     --
Units Outstanding..................................       2,627      1,097        147         --         --
Unit Value.........................................    $   7.37   $   8.26   $   9.56   $     --   $     --
Total Return.......................................      (10.8%)    (13.6%)     (4.4%)        --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................       (1.0%)     (1.3%)

SERIES IV POLICIES (d)
Net Assets.........................................    $  3,664   $     --   $     --   $     --   $     --
Units Outstanding..................................         425         --         --         --         --
Unit Value.........................................    $   8.63   $     --   $     --   $     --   $     --
Total Return.......................................      (13.7%)        --         --         --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................       (1.5%)        --

SERIES V POLICIES (e)
Net Assets.........................................    $     53   $     --   $     --   $     --   $     --
Units Outstanding..................................           5         --         --         --         --
Unit Value.........................................    $  10.30   $     --   $     --   $     --   $     --
Total Return.......................................        3.0%         --         --         --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................       (1.9%)        --

Not all investment divisions are available under all policies.

Annualized percentages are shown for Ratio of Net Investment Income to Average Net Assets for all investment divisions in all periods.

(a) Expenses as a percent of average net assets are 1.40%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(b) Expenses as a percent of average net assets are 1.55%, excluding expenses of the underlying funds, policy service charges and charges for transferring funds between investment divisions.
(c) Expenses as a percent of average net assets are 1.60%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(d) Expenses as a percent of average net assets are 1.45%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(e) Expenses as a percent of average net assets are 1.85%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------

                          FIDELITY
                            VIP                                                JANUS ASPEN
                       EQUITY-INCOME                                              SERIES
                      (INITIAL CLASS)                                            BALANCED
    ----------------------------------------------------   ----------------------------------------------------
      2002       2001       2000       1999       1998       2002       2001       2000       1999       1998
    -----------------------------------------------------------------------------------------------------------
    $144,348   $175,541   $158,987   $123,982   $ 84,984   $534,854   $607,299   $598,090   $338,125   $104,735
      11,548     11,501      9,762      8,139      5,850     31,372     32,862     30,425     16,575      6,418
    $  12.50   $  15.26   $  16.29   $  15.23   $  14.53   $  17.05   $  18.48   $  19.66   $  20.40   $  16.32
      (18.1%)     (6.3%)      6.9%       4.9%      10.1%      (7.7%)     (6.0%)     (3.6%)     25.0%      32.4%
        0.3%       0.2%                                        1.0%       1.3%

    $    626   $    529   $    286   $     --   $     --   $  2,506   $  2,538   $  1,636   $     --   $     --
          77         53         27         --         --        283        264        160         --         --
    $   8.15   $   9.97   $  10.65   $     --   $     --   $   8.85   $   9.61   $  10.24   $     --   $     --
      (18.2%)     (6.4%)      6.5%         --         --      (7.9%)     (6.2%)      2.4%         --         --
          --      (0.3%)                                       0.9%       1.4%

    $ 20,493   $ 12,157   $    275   $     --   $     --   $ 54,824   $ 26,039   $  2,842   $     --   $     --
       2,552      1,237         26         --         --      6,575      2,875        294         --         --
    $   8.03   $   9.83   $  10.51   $     --   $     --   $   8.34   $   9.06   $   9.65   $     --   $     --
      (18.3%)     (6.5%)      5.1%         --         --      (7.9%)     (6.1%)     (3.5%)        --         --
       (0.3%)     (1.4%)                                       1.5%       2.4%

    $  2,204   $     --   $     --   $     --   $     --   $  8,129   $     --   $     --   $     --   $     --
         270         --         --         --         --        884         --         --         --         --
    $   8.15   $     --   $     --   $     --   $     --   $   9.19   $     --   $     --   $     --   $     --
      (18.5%)        --         --         --         --      (8.1%)        --         --         --         --
       (1.5%)        --                                        4.2%         --

    $     72   $     --   $     --   $     --   $     --   $     82   $     --   $     --   $     --   $     --
           9         --         --         --         --          9         --         --         --         --
    $   8.24   $     --   $     --   $     --   $     --   $   9.57   $     --   $     --   $     --   $     --
      (17.6%)        --         --         --         --      (4.3%)        --         --         --         --
       (1.9%)        --                                        3.2%         --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------

                                                                         JANUS ASPEN
                                                                            SERIES
                                                                          WORLDWIDE
                                                                            GROWTH
                                                     ----------------------------------------------------
                                                       2002       2001       2000       1999       1998
                                                     ----------------------------------------------------
SERIES I POLICIES (a)
Net Assets.........................................  $250,712   $385,523   $506,390   $329,694   $124,614
Units Outstanding..................................    20,859     23,563     23,672     12,816      7,855
Unit Value.........................................  $  12.02   $  16.36   $  21.39   $  25.73   $  15.86
Total Return.......................................    (26.5%)    (23.5%)    (16.8%)     62.2%      27.1%
Ratio of Net Investment Income to Average Net
  Assets...........................................     (0.5%)     (0.9%)

SERIES II POLICIES (b)
Net Assets.........................................  $  1,024   $  1,111   $  1,165   $     --   $     --
Units Outstanding..................................       199        159        127         --         --
Unit Value.........................................  $   5.13   $   7.00   $   9.16   $     --   $     --
Total Return.......................................    (26.6%)    (23.6%)     (8.4%)        --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................     (0.9%)     (1.1%)

SERIES III POLICIES (c)
Net Assets.........................................  $ 13,227   $ 11,124   $  2,806   $     --   $     --
Units Outstanding..................................     2,806      1,730        333         --         --
Unit Value.........................................  $   4.71   $   6.43   $   8.42   $     --   $     --
Total Return.......................................    (26.7%)    (23.6%)    (15.8%)        --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................     (0.6%)     (0.9%)

SERIES IV POLICIES (d)
Net Assets.........................................  $  2,078   $     --   $     --   $     --   $     --
Units Outstanding..................................       267         --         --         --         --
Unit Value.........................................  $   7.79   $     --   $     --   $     --   $     --
Total Return.......................................    (22.1%)        --         --         --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................      1.0%         --

SERIES V POLICIES (e)
Net Assets.........................................  $     --   $     --   $     --   $     --   $     --
Units Outstanding..................................        --         --         --         --         --
Unit Value.........................................  $   9.96   $     --   $     --   $     --   $     --
Total Return.......................................     (0.4%)        --         --         --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................        --         --

Not all investment divisions are available under all policies.

Annualized percentages are shown for Ratio of Net Investment Income to Average Net Assets for all investment divisions in all periods.

(a) Expenses as a percent of average net assets are 1.40%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(b) Expenses as a percent of average net assets are 1.55%, excluding expenses of the underlying funds, policy service charges and charges for transferring funds between investment divisions.
(c) Expenses as a percent of average net assets are 1.60%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(d) Expenses as a percent of average net assets are 1.45%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(e) Expenses as a percent of average net assets are 1.85%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------

                           MFS(R)
                         INVESTORS                                                MFS(R)
                           TRUST                                                 RESEARCH
                           SERIES                                                 SERIES
    ----------------------------------------------------   ----------------------------------------------------
      2002       2001       2000       1999       1998       2002       2001       2000       1999       1998
    -----------------------------------------------------------------------------------------------------------
    $ 22,189   $ 29,963   $ 29,503   $ 18,732   $  4,598   $ 29,511   $ 46,896   $ 50,417   $ 13,236   $  2,729
       3,138      3,303      2,695      1,685        435      4,107      4,857      4,054        999        252
    $   7.07   $   9.07   $  10.95   $  11.12   $  10.57   $   7.19   $   9.66   $  12.44   $  13.25   $  10.83
      (22.1%)    (17.2%)     (1.5%)      5.2%       5.7%     (25.6%)    (22.4%)     (6.2%)     22.3%       8.3%
       (0.8%)     (0.9%)                                      (1.1%)     (1.4%)

    $    260   $    231   $    102   $     --   $     --   $    270   $    376   $    586   $     --   $     --
          41         29         11         --         --         53         55         66         --         --
    $   6.28   $   8.07   $   9.75   $     --   $     --   $   5.10   $   6.87   $   8.86   $     --   $     --
      (22.2%)    (17.2%)     (2.5%)        --         --     (25.7%)    (22.5%)    (11.4%)        --         --
       (1.0%)     (1.2%)                                      (1.3%)     (1.5%)

    $  4,309   $  4,146   $    305   $     --   $     --   $  4,401   $  5,269   $  1,516   $     --   $     --
         698        522         32         --         --        900        801        179         --         --
    $   6.18   $   7.94   $   9.60   $     --   $     --   $   4.89   $   6.58   $   8.49   $     --   $     --
      (22.2%)    (17.3%)     (4.0%)        --         --     (25.7%)    (22.5%)    (15.1%)        --         --
       (1.1%)     (1.4%)                                      (1.3%)     (1.6%)

    $    463   $     --   $     --   $     --   $     --   $    357   $     --   $     --   $     --   $     --
          57         --         --         --         --         45         --         --         --         --
    $   8.14   $     --   $     --   $     --   $     --   $   7.89   $     --   $     --   $     --   $     --
      (18.6%)        --         --         --         --     (21.1%)        --         --         --         --
       (1.5%)        --                                       (1.5%)        --

    $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --
          --         --         --         --         --         --         --         --         --         --
    $     --   $     --   $     --   $     --   $     --   $   9.65   $     --   $     --   $     --   $     --
          --         --         --         --         --      (3.5%)        --         --         --         --
          --         --                                       (1.9%)        --


           MFS(R)
          UTILITIES
           SERIES
     -------------------
       2002       2001
     -------------------
     $    299   $    135
           45         15
     $   6.72   $   8.83
       (23.8%)    (11.7%)
         1.0%      (1.4%)
     $     10   $     --
            1         --
     $   7.93   $  10.43
       (23.9%)      4.3%
        (1.2%)     (1.6%)
     $    390   $    258
           62         31
     $   6.35   $   8.35
       (24.0%)    (16.5%)
         1.4%      (1.6%)
     $     41   $     --
            4         --
     $  10.18   $     --
         1.8%         --
        (1.5%)        --
     $     --   $     --
           --         --
     $     --   $     --
           --         --
           --         --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------

                                                            NEUBERGER
                                                             BERMAN
                                                               AMT                              T. ROWE PRICE
                                                             MID-CAP                                EQUITY
                                                             GROWTH                                 INCOME
                                                       -------------------   ----------------------------------------------------
                                                         2002       2001       2002       2001       2000       1999       1998
                                                       --------------------------------------------------------------------------
SERIES I POLICIES (a)
Net Assets.........................................    $  1,673   $    464   $ 89,634   $ 85,476   $ 42,484   $ 24,724   $ 10,082
Units Outstanding..................................         249         48      9,056      7,398      3,679      2,387        995
Unit Value.........................................    $   6.72   $   9.64   $   9.90   $  11.55   $  11.55   $  10.36   $  10.13
Total Return.......................................      (30.3%)     (3.6%)    (14.3%)        --      11.5%       2.3%       1.3%
Ratio of Net Investment Income to Average Net
  Assets...........................................       (1.4%)     (1.4%)      0.3%       0.2%

SERIES II POLICIES (b)
Net Assets.........................................    $     26   $      1   $  1,044   $    902   $    146   $     --   $     --
Units Outstanding..................................           4         --        110         81         13         --         --
Unit Value.........................................    $   6.94   $   9.98   $   9.47   $  11.07   $  11.08   $     --   $     --
Total Return.......................................      (30.4%)     (0.2%)    (14.5%)        --      10.8%         --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................       (1.6%)     (1.6%)      0.1%         --

SERIES III POLICIES (c)
Net Assets.........................................    $  1,192   $    184   $ 22,371   $  9,712   $     98   $     --   $     --
Units Outstanding..................................         171         18      2,412        895          9         --         --
Unit Value.........................................    $   6.99   $  10.05   $   9.27   $  10.85   $  10.86   $     --   $     --
Total Return.......................................      (30.5%)      0.5%     (14.5%)        --       8.6%         --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................       (1.6%)     (1.6%)      0.3%       0.3%

SERIES IV POLICIES (d)
Net Assets.........................................    $    156   $     --   $  3,453   $     --   $     --   $     --   $     --
Units Outstanding..................................          16         --        420         --         --         --         --
Unit Value.........................................    $   9.68   $     --   $   8.22   $     --   $     --   $     --   $     --
Total Return.......................................       (3.2%)        --     (17.8%)        --         --         --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................       (1.5%)        --       1.6%         --

SERIES V POLICIES (e)
Net Assets.........................................    $     --   $     --   $    117   $     --   $     --   $     --   $     --
Units Outstanding..................................          --         --         14         --         --         --         --
Unit Value.........................................    $   9.42   $     --   $   8.41   $     --   $     --   $     --   $     --
Total Return.......................................       (5.8%)        --     (15.9%)        --         --         --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................       (1.9%)        --       0.8%         --

Not all investment divisions are available under all policies.

Annualized percentages are shown for Ratio of Net Investment Income to Average Net Assets for all investment divisions in all periods.

(a) Expenses as a percent of average net assets are 1.40%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(b) Expenses as a percent of average net assets are 1.55%, excluding expenses of the underlying funds, policy service charges and charges for transferring funds between investment divisions.
(c) Expenses as a percent of average net assets are 1.60%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(d) Expenses as a percent of average net assets are 1.45%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(e) Expenses as a percent of average net assets are 1.85%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------

                        VAN ECK                                         VAN KAMPEN
                       WORLDWIDE                                            UIF
                         HARD                                        EMERGING MARKETS
                        ASSETS                                            EQUITY
    -----------------------------------------------   -----------------------------------------------
     2002      2001      2000      1999      1998      2002      2001      2000      1999      1998
    -------------------------------------------------------------------------------------------------
    $ 6,351   $ 3,510   $ 4,929   $ 2,066   $   424   $22,764   $25,016   $28,721   $23,677   $ 6,216
        714       378       469       216        53     3,213     3,172     3,358     1,659       841
    $  8.89   $  9.28   $ 10.51   $  9.57   $  8.02   $  7.09   $  7.89   $  8.55   $ 14.27   $  7.40
      (4.2%)   (11.7%)     9.9%     19.3%    (19.8%)   (10.2%)    (7.7%)   (40.1%)    93.0%    (25.2%)
      (0.9%)       --                                   (1.4%)    (1.4%)

    $    49   $    29   $    25   $    --   $    --   $   109   $ 5,828   $    38   $    --   $    --
          6         3         2        --        --        21     1,019         6        --        --
    $  8.83   $  9.24   $ 10.48   $    --   $    --   $  5.12   $  5.72   $  6.21   $    --   $    --
      (4.3%)   (11.8%)     4.8%        --        --    (10.4%)    (7.9%)   (37.9%)       --        --
      (1.3%)     2.2%                                   (1.6%)    (1.6%)

    $ 2,229   $   238   $    53   $    --   $    --   $ 2,432   $   594   $    54   $    --   $    --
        249        25         5        --        --       408        89         7        --        --
    $  8.96   $  9.37   $ 10.63   $    --   $    --   $  5.96   $  6.64   $  7.22   $    --   $    --
      (4.4%)   (11.9%)     6.3%        --        --    (10.3%)    (8.0%)   (27.8%)       --        --
      (1.4%)    (0.5%)                                  (1.6%)    (1.6%)

    $   326   $    --   $    --   $    --   $    --   $   456   $    --   $    --   $    --   $    --
         39        --        --        --        --        58        --        --        --        --
    $  8.42   $    --   $    --   $    --   $    --   $  7.88   $    --   $    --   $    --   $    --
     (15.8%)       --        --        --        --    (21.2%)       --        --        --        --
      (1.5%)       --                                   (1.5%)       --

    $    --   $    --   $    --   $    --   $    --   $    --   $    --   $    --   $    --   $    --
         --        --        --        --        --        --        --        --        --        --
    $    --   $    --   $    --   $    --   $    --   $    --   $    --   $    --   $    --   $    --
         --        --        --        --        --        --        --        --        --        --
         --        --                                      --        --

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------
To the Board of Directors of New York Life Insurance and
Annuity Corporation and the Variable Annuity Separate Account-III Policyowners:

In our opinion, the accompanying statement of assets and liabilities and the related statement of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the MainStay VP Bond, MainStay VP Capital Appreciation, MainStay VP Cash Management, MainStay VP Convertible, MainStay VP Equity Income, MainStay VP Government, MainStay VP Growth Equity, MainStay VP High Yield Corporate Bond, MainStay VP Indexed Equity, MainStay VP International Equity, MainStay VP Mid Cap Core, MainStay VP Mid Cap Growth, MainStay VP Small Cap Growth, MainStay VP Total Return, MainStay VP Value, MainStay VP American Century Income and Growth, MainStay VP Dreyfus Large Company Value, MainStay VP Eagle Asset Management Growth Equity, MainStay VP Lord Abbett Developing Growth, Alger American Small Capitalization, AmSouth Enhanced Market, AmSouth International Equity, AmSouth Large Cap, AmSouth Mid Cap, Calvert Social Balanced, Dreyfus IP Technology Growth (Initial Shares), Fidelity VIP Contrafund(R) (Initial Class), Fidelity VIP Equity-Income (Initial Class), Janus Aspen Series Balanced, Janus Aspen Series Worldwide Growth, MFS(R) Investors Trust Series (formerly, "MFS(R) Growth With Income Series"), MFS(R) Research Series, MFS(R) Utilities Series, Neuberger Berman AMT Mid-Cap Growth, T. Rowe Price Equity Income, Van Eck Worldwide Hard Assets and Van Kampen UIF Emerging Markets Equity (formerly, "Morgan Stanley UIF Emerging Markets Equity") Investment Divisions (constituting the NYLIAC Variable Annuity Separate Account-III) at December 31, 2002, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2002 by correspondence with the funds, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
February 20, 2003

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                              FINANCIAL STATEMENTS
                           DECEMBER 31, 2002 AND 2001

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                                 BALANCE SHEET

                                                                 DECEMBER 31,
                                                              ------------------
                                                               2002       2001
                                                              -------    -------
                                                                (IN MILLIONS)
ASSETS
Fixed maturities
  Available for sale, at fair value                           $24,515    $19,657
Equity securities
  Available for sale, at fair value                                70         95
Mortgage loans                                                  2,389      2,138
Policy loans                                                      577        575
Other investments                                                 739        917
                                                              -------    -------
     Total investments                                         28,290     23,382

Cash and cash equivalents                                       1,362        790
Deferred policy acquisition costs                               1,781      1,887
Interest in annuity contracts                                   2,958      2,512
Other assets                                                    1,440        518
Separate account assets                                         9,245     10,418
                                                              -------    -------
     Total assets                                             $45,076    $39,507
                                                              =======    =======
LIABILITIES AND STOCKHOLDER'S EQUITY
Policyholders' account balances                               $25,260    $20,949
Future policy benefits                                            967        678
Policy claims                                                     103        107
Obligations under structured settlement agreements              2,958      2,512
Other liabilities                                               3,280      2,177
Separate account liabilities                                    9,154     10,339
                                                              -------    -------
     Total liabilities                                         41,722     36,762
                                                              -------    -------

STOCKHOLDER'S EQUITY
Capital stock -- par value $10,000
  (20,000 shares authorized, 2,500 issued and outstanding)         25         25
Additional paid in capital                                        910        780
Accumulated other comprehensive income                            451        104
Retained earnings                                               1,968      1,836
                                                              -------    -------
     Total stockholder's equity                                 3,354      2,745
                                                              -------    -------
     Total liabilities and stockholder's equity               $45,076    $39,507
                                                              =======    =======

                See accompanying notes to financial statements.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                              STATEMENT OF INCOME

                                                               YEAR ENDED DECEMBER 31,
                                                              --------------------------
                                                               2002      2001      2000
                                                              ------    ------    ------
                                                                    (IN MILLIONS)
REVENUES
  Premiums                                                    $  144    $  235    $  144
  Fees -- universal life and annuity policies                    546       509       530
  Net investment income                                        1,647     1,452     1,315
  Net investment losses                                          (49)      (50)      (39)
  Other income                                                    16         9        10
                                                              ------    ------    ------
     Total revenues                                            2,304     2,155     1,960
                                                              ------    ------    ------
EXPENSES
  Interest credited to policyholders' account balances         1,280     1,133       971
  Policyholder benefits                                          305       354       330
  Operating expenses                                             554       536       503
                                                              ------    ------    ------
     Total expenses                                            2,139     2,023     1,804
                                                              ------    ------    ------
Income before income taxes and cumulative effect of a change in
  accounting principle                                           165       132       156
Income tax (benefit)/expense                                      (1)       31        53
                                                              ------    ------    ------
Income before cumulative effect of a change in accounting
  principle                                                      166       101       103
Cumulative effect of a change in accounting principle (net
  of income tax expense of $8 million)                            --        14        --
                                                              ------    ------    ------
NET INCOME                                                    $  166    $  115    $  103
                                                              ======    ======    ======

                See accompanying notes to financial statements.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                       STATEMENT OF STOCKHOLDER'S EQUITY
                   YEARS ENDED DECEMBER 31, 2002, 2001, 2000

                                                                                    ACCUMULATED
                                                         ADDITIONAL                    OTHER            TOTAL
                                              CAPITAL     PAID IN      RETAINED    COMPREHENSIVE    STOCKHOLDER'S
                                               STOCK      CAPITAL      EARNINGS    INCOME (LOSS)       EQUITY
                                              -------    ----------    --------    -------------    -------------
BALANCE AT JANUARY 1, 2000                      $25         $480        $1,618         $(191)          $1,932
Comprehensive income:
  Net income                                                               103                            103
     Other comprehensive income, net of tax:
       Unrealized investment gains, net of
          related offsets, reclassification
          adjustments and income taxes                                                   160              160
                                                                                                       ------
Total comprehensive income                                                                                263
                                                ---         ----        ------         -----           ------
BALANCE AT DECEMBER 31, 2000                     25          480         1,721           (31)           2,195
Comprehensive income:
  Net income                                                               115                            115
     Cumulative effect of a change in
       accounting principle, net of tax                                                   (2)              (2)
     Unrealized investment gains, net of
       related offsets, reclassification
       adjustments and income taxes                                                      137              137
                                                                                                       ------
  Other comprehensive income                                                                              135
                                                                                                       ------
Total comprehensive income                                                                                250
  Capital contribution                                       300                                          300
                                                ---         ----        ------         -----           ------
BALANCE AT DECEMBER 31, 2001                     25          780         1,836           104            2,745
Comprehensive income:
  Net income                                                               166                            166
     Unrealized investment gains, net of
       related offsets, reclassification
       adjustments and income taxes                                                      350              350
                                                                                                       ------
  Other comprehensive income                                                                              350
                                                                                                       ------
Total comprehensive income                                                                                516
  Capital contribution                                       130                                          130
  Transfer of Taiwan branch net assets to
     an affiliated company (See Note 12 --
     Related Party Transactions)                                           (34)           (3)             (37)
                                                ---         ----        ------         -----           ------
BALANCE AT DECEMBER 31, 2002                    $25         $910        $1,968         $ 451           $3,354
                                                ===         ====        ======         =====           ======

                See accompanying notes to financial statements.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                            STATEMENT OF CASH FLOWS

                                                                  YEAR ENDED DECEMBER 31,
                                                              --------------------------------
                                                                2002        2001        2000
                                                              --------    --------    --------
                                                                       (IN MILLIONS)
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income                                                  $    166    $    115    $    103
  Adjustments to reconcile net income to net cash provided
     by operating activities:
     Depreciation and amortization                                 (12)        (36)        (21)
     Net capitalization of deferred policy acquisition costs      (441)       (380)       (304)
     Annuity and universal life fees                              (257)       (227)       (233)
     Interest credited to policyholders' account balances        1,292       1,133         971
     Net investment losses                                          49          50          39
     Deferred income taxes                                          (1)         21          54
     Cumulative effect of a change in accounting principle          --         (14)         --
     (Increase) decrease in:
       Net separate accounts assets and liabilities                 --         (35)         22
       Other assets and other liabilities                          112          98         (64)
       Trading securities                                           29          --          --
     Increase (decrease) in:
       Policy claims                                                (4)         34           4
       Future policy benefits                                      170         186         147
                                                              --------    --------    --------
          NET CASH PROVIDED BY OPERATING ACTIVITIES              1,103         945         718
                                                              --------    --------    --------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Proceeds from:
     Sale of available for sale fixed maturities                24,951      28,757       8,161
     Maturity of available for sale fixed maturities             1,090       1,902       1,497
     Maturity of held to maturity fixed maturities                  --          --          73
     Sale of equity securities                                      38         109          74
     Repayment of mortgage loans                                   466         322         354
     Sale of other investments                                     206          58          65
  Cost of:
     Available for sale fixed maturities acquired              (30,915)    (33,811)    (11,031)
     Held to maturity fixed maturities acquired                     --          --         (17)
     Equity securities acquired                                    (66)       (112)       (113)
     Mortgage loans acquired                                      (791)       (469)       (439)
     Other investments acquired                                    (21)       (715)       (216)
  Policy loans (net)                                               (27)        (32)        (33)
  Increase (decrease) in loaned securities                         747          23         422
  Securities sold under agreements to repurchase (net)             514         153        (488)
                                                              --------    --------    --------
          NET CASH USED IN INVESTING ACTIVITIES                 (3,808)     (3,815)     (1,691)
                                                              --------    --------    --------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Policyholders' account balances:
     Deposits                                                    5,351       4,525       2,000
     Withdrawals                                                (1,501)     (1,396)     (1,026)
     Net transfers from (to) the separate accounts                (585)       (536)       (318)
  Transfer of Taiwan branch cash to an affiliated company         (116)         --          --
  Capital contribution received from parent                        130         300          --
                                                              --------    --------    --------
          NET CASH PROVIDED BY FINANCING ACTIVITIES              3,279       2,893         656
                                                              --------    --------    --------
  Effect of exchange rate changes on cash and cash
     equivalents                                                    (2)         --          (3)
                                                              --------    --------    --------
Net increase (decrease) in cash and cash equivalents               572          23        (320)
                                                              --------    --------    --------
Cash and cash equivalents, beginning of year                       790         767       1,087
                                                              --------    --------    --------
CASH AND CASH EQUIVALENTS, END OF YEAR                        $  1,362    $    790    $    767
                                                              ========    ========    ========

                See accompanying notes to financial statements.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                         NOTES TO FINANCIAL STATEMENTS

                        DECEMBER 31, 2002, 2001 AND 2000

NOTE 1 -- NATURE OF OPERATIONS

     New York Life Insurance and Annuity Corporation ("NYLIAC" or the "Company") is a direct, wholly owned subsidiary of New York Life Insurance Company ("New York Life"), domiciled in the State of Delaware. NYLIAC offers a wide variety of interest sensitive and variable insurance and annuity products to a large cross section of the insurance market. NYLIAC markets its products in all 50 of the United States, and the District of Columbia, primarily through its agency force with certain products also marketed through independent brokers and brokerage general agents. Prior to July 1, 2002, the Company also had marketed individual life insurance through its branch office and agency force in Taiwan. On July 1, 2002, the branch office was transferred to an affiliated company, as described in Note 12 -- Related Party Transactions.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION

     The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements of life insurance enterprises requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results may differ from estimates.

     Certain amounts in prior years have been reclassified to conform to the current year presentation. These reclassifications had no effect on net income or stockholder's equity as previously reported.

INVESTMENTS

     Fixed maturity investments classified as available for sale are reported at fair value. Unrealized gains and losses on available for sale securities are reported in other comprehensive income, net of deferred taxes and certain deferred acquisition cost and policyholder account balance offsets. Significant changes in future anticipated cash flows on mortgage and asset-backed securities from the original purchase assumptions are accounted for using the retrospective adjustment method.

     Equity securities are carried at fair value. For equity securities classified as available for sale, unrealized gains and losses are reflected in other comprehensive income, net of deferred taxes and certain deferred acquisition cost and policyholder account balance offsets.

     The cost basis of fixed maturities and equity securities are adjusted for impairments in value deemed to be other than temporary, with the associated realized loss reported in net investment gains and losses in the accompanying Statement of Income. Factors considered in evaluating whether a decline in value is other than temporary include: 1) whether the decline is substantial; 2) the Company's ability and intent to retain the investment for the period of time sufficient to allow for an anticipated recovery in value; 3) the duration and extent to which the fair value has been less than cost; and 4) the financial condition and near-term prospects of the issuer.

     Mortgage loans on real estate are carried at unpaid principal balance, net of discount/premium and valuation allowances, and are secured. Specific valuation allowances are established for the excess carrying value of the mortgage loan over its estimated fair value, when it is probable that, based on current information and events, the company will be unable to collect all amounts due under the contractual terms of the loan agreement. These specific valuation allowances are based upon the present value of expected future cash flows discounted at the loan's original effective interest rate or the fair value of the collateral. The Company also has a general valuation allowance for estimated future credit losses on currently performing mortgages. The general valuation allowance is based on historical loss experience for the mortgage loan portfolio.

     Policy loans are stated at the aggregate balance due, which approximates fair value since loans on policies have no defined maturity date and reduce amounts payable at death or surrender.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

INVESTMENTS -- (CONTINUED)

     Other investments consist primarily of investments in limited partnerships and limited liability companies, investment real estate and derivatives. Limited partnerships and limited liability companies are carried on the equity method of accounting. Investment real estate, which NYLIAC has the intent to hold for the production of income, is carried at depreciated cost net of write-downs for other than temporary declines in fair value. Properties held for sale are carried at the lower of cost or fair value less estimated selling costs. Derivative financial instruments are accounted for at fair value. The treatment of changes in the fair value of derivatives depends on the character of the transaction, including whether it has been designated and qualifies as part of a hedging relationship, as discussed in Note 10 -- Derivative Financial Instruments and Risk Management.

     Cash equivalents include investments that have original maturities of three months or less at date of purchase and are carried at amortized cost, which approximates fair value.

     Short-term investments that have maturities between three and twelve months at date of purchase are included in fixed maturities on the accompanying Balance Sheet and are carried at amortized cost, which approximates fair value.

     Net investment gains (losses) on sales are computed using the specific identification method.

DEFERRED POLICY ACQUISITION COSTS

     The costs of acquiring new and maintaining renewal business and certain costs of issuing policies that vary with and are primarily related to the production of new and renewal business have been deferred and recorded as an asset in the accompanying Balance Sheet. These consist primarily of commissions, certain expenses of underwriting and issuing contracts, and certain agency expenses.

     Acquisition costs for annuity and universal life contracts are amortized in proportion to estimated gross profits over the effective life of the contracts, which is assumed to be 25 years for universal life contracts and 15 years for annuities. Changes in assumptions are reflected in the current year's amortization. The carrying amount of the deferred policy acquisition cost asset is adjusted at each balance sheet date as if the unrealized gains or losses on investments associated with these insurance contracts had been realized and included in the gross profits used to determine current period amortization. The increase or decrease in the deferred policy acquisition cost asset due to unrealized gains or losses is recorded in other comprehensive income.

POLICYHOLDERS' ACCOUNT BALANCES

     Policyholders' account balances on annuity and universal life contracts are equal to cumulative deposits plus interest credited less withdrawals and mortality and expense charges. This liability also includes a liability for amounts that have been assessed to compensate the insurer for services to be performed over future periods.

RECOGNITION OF INCOME AND RELATED EXPENSES

     Amounts received under annuity and universal life contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of amounts assessed during the period for mortality and expense risk, policy administration and surrender charges. Amounts previously assessed to compensate the Company for services to be performed over future periods are deferred and recognized into income in the period benefited using the same assumptions and factors used to amortize deferred policy acquisition costs. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholders' account balances.

     Premiums from whole life and term policies are recognized as income when due. The associated benefits and expenses are matched with income so as to result in the recognition of profits over the life of the contracts. This is accomplished by providing for liabilities for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

FEDERAL INCOME TAXES

     NYLIAC is a member of a group that files a consolidated federal income tax return with New York Life. The consolidated income tax provision or benefit is allocated among the members of the group in accordance with a tax allocation agreement. The tax allocation agreement provides that NYLIAC is allocated its share of the consolidated tax provision or benefit determined generally on a separate company basis. Current federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year and any adjustments to such estimates from prior years. Deferred income tax assets and liabilities are recognized for the future tax consequence of temporary differences between financial statement carrying amounts and income tax bases of assets and liabilities.

SEPARATE ACCOUNTS

     NYLIAC has established non-guaranteed, guaranteed and registered separate accounts with varying investment objectives, which are segregated from NYLIAC's general account, and are maintained for the benefit of separate account policyholders and NYLIAC. Separate account assets are stated at fair value. The liability for separate accounts represents policyholders' interests in the separate account assets. For its separate accounts funding variable life and annuity products, these liabilities include accumulated net investment income and realized and unrealized gains and losses on those assets, and generally reflect fair value. For its guaranteed, non-registered separate account, the liability includes interest credited to the policies.

FAIR VALUES OF FINANCIAL INSTRUMENTS

     Fair values of various assets and liabilities are included throughout the notes to the financial statements. Specifically, fair value disclosure of fixed maturities, short-term investments, cash equivalents, equity securities and mortgage loans are reported in Note 2 -- Significant Accounting Policies and
Note 3 -- Investments. Fair values of policyholders' account balances are reported in Note 5 -- Insurance Liabilities. Fair values of repurchase agreements are included in Note 11 -- Commitments and Contingencies.

CONTINGENCIES

     Amounts related to contingencies are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, includes these costs in the accrual.

BUSINESS RISKS AND UNCERTAINTIES

     The Company's investment portfolio consists principally of fixed income securities as well as mortgage loans, policy loans, limited partnerships, and preferred and common stocks. The fair value of the Company's investments varies depending on economic and market conditions and the interest rate environment. For example, if interest rates rise, the securities in the Company's fixed-income portfolio generally will decrease in value. If interest rates decline, the securities in the fixed-income portfolio generally will increase in value.

     For various reasons, the Company may, from time to time, be required to sell certain investments at a price and a time when their fair value is less than their book value. In addition, mortgage loans, many of which have balloon payment maturities, are generally illiquid and carry a greater risk of investment losses than investment grade fixed maturities. Furthermore, in periods of declining interest rates, bond calls and mortgage prepayments generally increase, resulting in reinvestment at then current market rates.

     Changes in interest rates can have significant effects on the Company's profitability. Under certain circumstances of interest rate volatility, the Company is exposed to disintermediation risk and reduction in net interest spread or profit margins. The fair value of the Company's invested assets fluctuates depending on market and other general economic conditions and the interest rate environment. In addition, mortgage prepayments, life insurance and annuity surrenders and bond calls are affected by interest rate fluctuations. Although management of the Company employs a number of asset/liability management strategies to

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

BUSINESS RISKS AND UNCERTAINTIES -- (CONTINUED)

minimize the effects of interest rate volatility, no assurance can be given that it will be successful in managing the effects of such volatility and that such volatility will not have a material adverse impact on the Company's financial condition and results of operation.

     Although the federal government does not directly regulate the business of insurance, federal legislation and administrative policies in several areas, including financial services regulation and federal taxation, can significantly and adversely affect the insurance industry and the Company. The Company is unable to predict whether any of these changes will be made, whether any such administrative or legislative proposals will be adopted in the future, or the effect, if any, any such proposals would have on the Company.

     The development of policy reserves and deferred policy acquisition costs for NYLIAC's products requires management to make estimates and assumptions regarding mortality, morbidity, lapse, expense and investment experience. Such estimates are primarily based on historical experience and future expectations of mortality, morbidity, expense, persistency and investment assumptions. Actual results could differ from those estimates. Management monitors actual experience, and where circumstances warrant, revises its assumptions and the related estimates for policy reserves and deferred policy acquisition costs.

     NYLIAC issues certain variable products with various types of guaranteed minimum death benefit features. NYLIAC currently reserves for expected payments resulting from these features. NYLIAC bears the risk that payments may be higher than expected as a result of significant, sustained downturns in the stock market. The Company also bears the risk that additional reserves may be required if partial surrender activity increases significantly during the period when account values are less than guaranteed amounts.

     As a subsidiary of a mutual life insurance company, the Company is subject to a tax on its equity base ("EBT"). The EBT has been suspended for 3 years beginning with the 2001 tax year (see Note 8 -- Federal Income Taxes). As a result of the suspension, in 2002 the Company released the prior accrual held for the EBT. In the absence of legislation extending the suspension or eliminating this tax, the Company would be subject to this tax beginning in 2004. There can be no assurance whether or when any such legislation will be enacted or what impact a failure to extend the suspension or eliminate the tax would have on the Company's tax liability.

RECENT ACCOUNTING PRONOUNCEMENTS

     Effective January 1, 2001, NYLIAC adopted Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities," ("SFAS 133") as amended by Statement of Financial Accounting Standards No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities -- an Amendment to FASB Statement No. 133," ("SFAS 138"). SFAS 133 and SFAS 138 established new accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities. SFAS 133 requires that all derivatives be recorded on the balance sheet at their fair value. The treatment of changes in the fair value of derivatives depends on the character of the transaction, including whether it has been designated and qualifies as part of a hedging relationship, as discussed in Note 10. The cumulative effect of the adoption of SFAS 133 and SFAS 138, as of January 1, 2001, resulted in a $14 million decrease in other comprehensive income with a corresponding increase of $14 million in net income, net of taxes. Upon its adoption of SFAS No.133, NYLIAC reclassified $646 million of held-to-maturity securities as available-for-sale. This reclassification resulted in an after-tax cumulative effect adjustment of $12 million increasing other comprehensive income, representing the after-tax unrealized gain on these securities at January 1, 2001. The net impact on other comprehensive income of these adjustments was a decrease of $2 million, after tax.

NOTE 3 -- INVESTMENTS

FIXED MATURITIES

     For publicly traded fixed maturities, estimated fair value is determined using quoted market prices. For fixed maturities without a readily ascertainable fair value, the Company has determined an estimated fair value using either a discounted cash flow approach, broker dealer quotations or management's pricing model.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

FIXED MATURITIES -- (CONTINUED)

     At December 31, 2002 and 2001, the maturity distribution of fixed maturities was as follows (in millions). Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                              2002                       2001
                                                     -----------------------    -----------------------
                                                     AMORTIZED    ESTIMATED     AMORTIZED    ESTIMATED
AVAILABLE FOR SALE                                     COST       FAIR VALUE      COST       FAIR VALUE
------------------                                   ---------    ----------    ---------    ----------
Due in one year or less                               $   607      $   616       $   628      $   639
Due after one year through five years                   4,211        4,411         3,736        3,838
Due after five years through ten years                  6,709        7,088         5,060        5,088
Due after ten years                                     3,090        3,289         3,267        3,277
Mortgage and asset-backed securities:
  U.S. Government or U.S. Government agency             1,398        1,503         1,047        1,085
  Other mortgage-backed securities                      5,119        5,434         4,337        4,415
  Other asset-backed securities                         2,102        2,174         1,307        1,315
                                                      -------      -------       -------      -------
     Total Available for Sale                         $23,236      $24,515       $19,382      $19,657
                                                      =======      =======       =======      =======

     At December 31, 2002 and 2001, the distribution of gross unrealized gains and losses on investments in fixed maturities was as follows (in millions):

                                                                           2002
                                                    ---------------------------------------------------
                                                    AMORTIZED    UNREALIZED    UNREALIZED    ESTIMATED
AVAILABLE FOR SALE                                    COST         GAINS         LOSSES      FAIR VALUE
------------------                                  ---------    ----------    ----------    ----------
U.S. Treasury and U.S. Government
  corporations and agencies                          $ 1,022       $   48         $  1        $ 1,069
U.S. agencies, state and municipal                       376           58           --            434
Foreign governments                                      105           11           --            116
Corporate                                             14,512        1,025          249         15,288
Other mortgage-backed securities                       5,119          316            1          5,434
Other asset-backed securities                          2,102           94           22          2,174
                                                     -------       ------         ----        -------
     Total Available for Sale                        $23,236       $1,552         $273        $24,515
                                                     =======       ======         ====        =======

                                                                           2001
                                                    ---------------------------------------------------
                                                    AMORTIZED    UNREALIZED    UNREALIZED    ESTIMATED
AVAILABLE FOR SALE                                    COST         GAINS         LOSSES      FAIR VALUE
------------------                                  ---------    ----------    ----------    ----------
U.S. Treasury and U.S. Government
  corporations and agencies                          $   773        $ 22          $  4        $   791
U.S. agencies, state and municipal                       274          20            --            294
Foreign governments                                      110           3             1            112
Corporate                                             12,581         380           231         12,730
Other mortgage-backed securities                       4,337         100            22          4,415
Other asset-backed securities                          1,307          30            22          1,315
                                                     -------        ----          ----        -------
     Total Available for Sale                        $19,382        $555          $280        $19,657
                                                     =======        ====          ====        =======

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

EQUITY SECURITIES

     Estimated fair value of equity securities has been determined using quoted market prices for publicly traded securities and a matrix pricing model for private placement securities. At December 31, 2002 and 2001, the distribution of gross unrealized gains and losses on equity securities was as follows (in millions):

                  UNREALIZED    UNREALIZED    ESTIMATED
          COST      GAINS         LOSSES      FAIR VALUE
          ----    ----------    ----------    ----------
  2002    $ 81      $  --          $11           $70
  2001    $103      $   6          $14           $95

MORTGAGE LOANS

     NYLIAC's mortgage loans are diversified by property type, location and borrower, and are collateralized by the related property.

     The fair value of the mortgage loan portfolio at December 31, 2002 and 2001 is estimated to be $2,614 million and $2,227 million, respectively. Fair value is determined by discounting the projected cash flows for each loan to determine the current net present value. The discount rate used approximates the current rate for new mortgages with comparable characteristics and similar remaining maturities.

     At December 31, 2002 and 2001, contractual commitments to extend credit under commercial and residential mortgage loan agreements amounted to $60 million and $27 million at fixed and floating interest rates ranging from 3.7% to 8.5% and from 6.6% to 8.5%, respectively. These commitments are diversified by property type and geographic region.

     NYLIAC accrues interest income on problem loans to the extent it is deemed collectible and the loan continues to perform under its original or restructured contractual terms. Interest income on impaired loans is recognized on a cash basis. Cash payments on loans in the process of foreclosure are treated as a return of principal.

     At December 31, 2002 and 2001, the distribution of the mortgage loan portfolio by property type and geographic region was as follows (in millions):

                                           2002                 2001
                                     -----------------    -----------------
                                     CARRYING    % OF     CARRYING    % OF
                                      VALUE      TOTAL     VALUE      TOTAL
                                     --------    -----    --------    -----
Property Type:
  Office buildings                    $  855      35.8%    $  776      36.3%
  Retail                                 397      16.6%       394      18.4%
  Apartment buildings                    258      10.8%       194       9.1%
  Residential                            604      25.3%       494      23.1%
  Other                                  275      11.5%       280      13.1%
                                      ------     -----     ------     -----
     Total                            $2,389     100.0%    $2,138     100.0%
                                      ======     =====     ======     =====
Geographic Region:
  Central                             $  606      25.4%    $  573      26.8%
  Pacific                                474      19.8%       329      15.4%
  Middle Atlantic                        486      20.3%       469      21.9%
  South Atlantic                         654      27.4%       528      24.7%
  New England                            169       7.1%       170       8.0%
  Other                                   --        --         69       3.2%
                                      ------     -----     ------     -----
     Total                            $2,389     100.0%    $2,138     100.0%
                                      ======     =====     ======     =====

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

OTHER INVESTMENTS

     The components of other investments as of December 31, 2002 and 2001 were as follows (in millions):

                                                           2002    2001
                                                           ----    ----
Limited liability company                                  $675    $873
Limited partnerships                                         17      14
Real estate                                                  17      18
Derivatives                                                  26       4
Other                                                         4       8
                                                           ----    ----
     Total other investments                               $739    $917
                                                           ====    ====

     Accumulated depreciation on real estate at both December 31, 2002 and 2001 was $5 million. Depreciation expense totaled $1 million for each year ended December 31, 2002, 2001 and 2000.

RESTRICTED ASSETS AND SPECIAL DEPOSITS

     Assets of $3 million and $14 million at December 31, 2002 and 2001, respectively, were on deposit with Governmental authorities or trustees as required by certain insurance laws and are included in available for sale fixed maturities on the accompanying Balance Sheet.

NOTE 4 -- INVESTMENT INCOME AND CAPITAL GAINS AND LOSSES

     The components of net investment income for the years ended December 31, 2002, 2001 and 2000, were as follows (in millions):

                                              2002      2001      2000
                                             ------    ------    ------
Fixed maturities                             $1,448    $1,238    $1,121
Equity securities                                 3         6         7
Mortgage loans                                  170       155       147
Policy loans                                     45        47        46
Other investments                                30        45        26
                                             ------    ------    ------
  Gross investment income                     1,696     1,491     1,347
Investment expenses                             (49)      (39)      (32)
                                             ------    ------    ------
     Net investment income                   $1,647    $1,452    $1,315
                                             ======    ======    ======

     For the years ended December 31, 2002, 2001 and 2000, investment gains (losses) computed under the specific identification method were as follows (in millions):

                                               2002                           2001                           2000
                                     -------------------------      -------------------------      -------------------------
                                     GAINS              LOSSES      GAINS              LOSSES      GAINS              LOSSES
                                     -----              ------      -----              ------      -----              ------
REALIZED GAINS (LOSSES):
Fixed maturities                     $192               $(236)      $163               $(217)      $ 80               $(157)
Equity securities                       8                  (8)        11                  (9)        17                  (7)
Mortgage loans                          1                  (1)        --                  (1)         8                  (1)
Derivative instruments                  1                  (4)         1                  (7)        --                  --
Other investments                      --                  (2)        10                  (1)        25                  (4)
                                     ----               -----       ----               -----       ----               -----
     Subtotal                        $202               $(251)      $185               $(235)      $130               $(169)
                                     ====               =====       ====               =====       ====               =====
Total net investment losses                    $(49)                          $(50)                          $(39)
                                               ====                           ====                           ====

     The table above includes other than temporary impairment losses for fixed maturities of $70 million, $33 million and $7 million for the years ended December 31, 2002, 2001 and 2000, respectively. For the three years ended December 31, 2002 there were no other than temporary impairment losses for equity securities.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 4 -- INVESTMENT INCOME AND CAPITAL GAINS AND LOSSES -- (CONTINUED)

     On April 1, 2002 the Company transferred the convertible bond and preferred stock portfolios from available for sale into the trading category. The net gain released from unrealized gains in other comprehensive income and reflected in net investment losses in the accompanying Statement of Income at the date of transfer amounted to $3 million. The trading portfolio was subsequently sold during 2002.

NET UNREALIZED INVESTMENT GAINS (LOSSES)

     Net unrealized investment gains (losses) on available for sale investments are included in the accompanying Balance Sheet as a component of "Accumulated other comprehensive income". Changes in these amounts include reclassification adjustments for prior period unrealized gains (losses) that have been recognized as realized gains (losses) during the current year and are included in the accompanying Statement of Income. The amounts for the years ended December 31, 2002, 2001 and 2000 are as follows (in millions):

                                                         2002    2001    2000
                                                         ----    ----    -----
Net unrealized investment gains (losses), beginning of
  the year                                               $104    $(31)   $(191)
                                                         ----    ----    -----
Cumulative effect of a change in accounting principle      --      (2)      --
                                                         ----    ----    -----
Changes in net unrealized investment gains attributable
  to:
  Investments:
     Net unrealized investment gains arising during the
       period                                             663     172      220
     Less: Reclassification adjustments for gains
       (losses) included in net income                      9     (64)     (41)
                                                         ----    ----    -----
     Change in net unrealized investment gains, net of
       adjustments                                        654     236      261
Impact of net unrealized investment gains (losses) on:
     Policyholders' account balance                       (15)     --       (3)
     Deferred policy acquisition costs                   (289)    (99)     (98)
                                                         ----    ----    -----
Change in net unrealized investment gains (losses)        350     137      160
                                                         ----    ----    -----
Transfer of Taiwan branch to an affiliated company         (3)     --       --
                                                         ----    ----    -----
Net unrealized investment gains (losses), end of year    $451    $104    $ (31)
                                                         ====    ====    =====

     Net unrealized gains on investments arising during the periods reported in the preceding table are net of income tax expense of $357 million, $93 million and $118 million for the years ended December 31, 2002, 2001 and 2000, respectively.

     Reclassification adjustments reported in the preceding table for the years ended December 31, 2002, 2001 and 2000 are net of income tax expense (benefit) of $5 million, ($34) million and $(22) million, respectively.

     Policyholders' account balance reported in the preceding table are net of income tax benefit of $8 million and $2 million for the years ended December 31, 2002 and 2000, respectively.

     Deferred policy acquisition costs in the preceding table for the years ended December 31, 2002, 2001 and 2000 are net of income tax benefit of $156 million, $53 million and $53 million, respectively.

     On July 1, 2002, the cumulative unrealized gain associated with the Taiwan branch was transferred to an affiliated company as described in Note
12 -- Related Party Transactions.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 5 -- INSURANCE LIABILITIES

     NYLIAC's investment contracts are primarily deferred annuities. The carrying value, which approximates fair value, of NYLIAC's liabilities for deferred annuities at December 31, 2002 and 2001, was $13,319 million and $10,247 million, respectively, and are included in policyholders' account balances in the accompanying Balance Sheet.

     The cumulative guaranteed minimum death benefit reserve at December 31, 2002 and 2001 was $55 million and $21 million, respectively, and is included in future policy benefits in the accompanying Balance Sheet.

NOTE 6 -- SEPARATE ACCOUNTS

     NYLIAC maintains non-guaranteed, separate accounts for its variable deferred annuity and variable life products, several of which are registered with the Securities and Exchange Commission ("SEC"). NYLIAC maintains investments in the registered separate accounts of $52 million and $67 million at December 31, 2002 and 2001, respectively. The assets of the separate accounts, which are carried at fair value, represent investments in shares of the New York Life sponsored MainStay VP Series Fund and other non-proprietary funds.

     NYLIAC also maintains a guaranteed separate account for universal life insurance policies. This account provides a minimum guaranteed interest rate with a fair value adjustment imposed upon certain surrenders. The assets of this separate account, which are carried at fair value, primarily represent investments in investment grade corporate bonds and mortgage-backed securities.

NOTE 7 -- DEFERRED POLICY ACQUISITION COSTS

     An analysis of deferred policy acquisition costs ("DAC") for the years ended December 31, 2002, 2001 and 2000 was as follows (in millions):

                                                              2002      2001      2000
                                                             ------    ------    ------
Balance at beginning of year                                 $1,887    $1,660    $1,507
  Current year additions                                        630       558       444
  Amortized during year                                        (189)     (179)     (140)
  Adjustment for change in unrealized investment gains         (445)     (152)     (151)
  Transfer of Taiwan branch to an affiliated company           (102)       --        --
                                                             ------    ------    ------
Balance at end of year                                       $1,781    $1,887    $1,660
                                                             ======    ======    ======

     On July 1, 2002, deferred policy acquisition costs associated with the Taiwan branch were transferred to an affiliated company, as described in Note 12 -- Related Party Transactions.

NOTE 8 -- FEDERAL INCOME TAXES

     A summary of income tax expense included in the accompanying Statement of Income is as follows (in millions):

                                                             2002    2001    2000
                                                             ----    ----    ----
Current:
  Federal                                                    $(1)    $ 8     $(3)
  State and local                                              1       2       2
                                                             ---     ---     ---
                                                              --      10      (1)
Deferred:
  Federal                                                     (1)     21      54
                                                             ---     ---     ---
Income tax (benefit)/expense                                 $(1)    $31     $53
                                                             ===     ===     ===

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 8 -- FEDERAL INCOME TAXES -- (CONTINUED)

     The components of the net deferred tax liability as of December 31, 2002 and 2001 were as follows (in millions):

                                                              2002    2001
                                                              ----    ----
Deferred tax assets:
  Future policyholder benefits                                $427    $358
  Employee and agents benefits                                  58      57
                                                              ----    ----
     Deferred tax assets                                       485     415
                                                              ====    ====
Deferred tax liabilities:
  Deferred policy acquisition costs                            608     513
  Investments                                                  194      63
  Other                                                         46      26
                                                              ----    ----
     Deferred tax liabilities                                  848     602
                                                              ----    ----
       Net deferred tax liability                             $363    $187
                                                              ====    ====

     Set forth below is a reconciliation of the federal income tax rate to the effective tax rate for 2002, 2001 and 2000:

                                                          2002     2001     2000
                                                          -----    -----    ----
Statutory federal income tax rate                          35.0%    35.0%   35.0%
Current year equity base tax                                 --     12.5    13.6
True down of prior year equity base tax                   (22.9)   (20.1)   (9.2)
Tax exempt income                                          (6.0)    (4.9)   (4.2)
Foreign branch termination                                 (3.8)      --      --
Other                                                      (2.9)     0.9    (1.2)
                                                          -----    -----    ----
Effective tax rate                                         (0.6)%   23.4%   34.0%
                                                          =====    =====    ====

     NYLIAC's federal income tax returns are routinely examined by the IRS and provisions are made in the financial statements in anticipation of the results of these audits. The IRS has completed audits through 1998. There were no material effects on NYLIAC's results of operations as a result of these audits. NYLIAC believes that its recorded income tax liabilities are adequate for all open years.

     In March 2002, the Job Creation and Worker Assistance Act of 2002 was passed to provide tax relief and stimulate the economy. This act suspends the Company's equity base tax for the three year period beginning 2001. The Company accrued $17 million in the equity base tax in 2001 prior to passage of this legislation. This amount has been released in 2002 and is reflected as an adjustment to current income tax (benefit) expense in 2002 in the accompanying Statement of Income.

NOTE 9 -- REINSURANCE

     NYLIAC enters into reinsurance agreements in the normal course of its insurance business to reduce overall risk. NYLIAC remains liable for reinsurance ceded if the reinsurer fails to meet its obligation on the business it has assumed. NYLIAC evaluates the financial condition of its reinsurers to minimize its exposure to significant losses from reinsurer insolvencies.

     NYLIAC has entered into cession reinsurance agreements on both a coinsurance basis and on a yearly renewable term basis with affiliated and non-affiliated companies. The total amount of ceded premiums included in the accompanying Statement of Income was $81 million, $2 million and $2 million at December 31, 2002, 2001 and 2000, respectively, and includes ceded premiums associated with the transfer of the Taiwan branch as described in Note
12 -- Related Party Transactions.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 10 -- DERIVATIVE FINANCIAL INSTRUMENTS AND RISK MANAGEMENT

     NYLIAC uses derivative financial instruments to manage interest rate, currency, commodity and market risk. These derivative financial instruments include corridor option contracts, interest rate swaps, interest rate floor and currency swaps. The Company does not engage in derivative financial instrument transactions for speculative purposes.

     NYLIAC deals with highly rated counter-parties and does not expect the counter-parties to fail to meet their obligations under the contracts. NYLIAC has controls in place to monitor credit exposures by limiting transactions with specific counter-parties within specified dollar limits and assessing the future creditworthiness of counter-parties. NYLIAC uses master netting agreements and adjusts transaction levels, when appropriate, to minimize risk.

     To qualify as a hedge, the hedge relationship is designated and formally documented at inception detailing the particular risk management objective and strategy for the hedge which includes the item and risk that is being hedged, the derivative that is being used, as well as how effectiveness is being assessed. A derivative must be highly effective in accomplishing the objective of offsetting either changes in fair value or cash flows for the risk being hedged. NYLIAC formally measures effectiveness of its hedging relationships both at the hedge inception and on an ongoing basis in accordance with its risk management policy. For cash flow hedges of interest rate risk, NYLIAC uses either qualitative assessment, if appropriate, or regression analysis to assess hedge effectiveness to changes in the benchmark interest rate. The change in variable cashflows method is used to measure hedge ineffectiveness when appropriate. NYLIAC does not have any fair value hedges at December 31, 2002 and 2001. NYLIAC will discontinue hedge accounting prospectively if: (i) it is determined that the derivative is no longer effective in offsetting changes in the fair value or cash flows of a hedged item; (ii) the derivative expires or is sold, terminated, or exercised; (iii) the derivative is de-designated as a hedge instrument; (iv) it is probable that the forecasted transaction will not occur; or (v) management determines that designation of the derivative as a hedge instrument is no longer appropriate.

     For cash flow hedges, in which derivatives hedge the variability of cash flows related to variable rate available for sale securities, the accounting treatment depends on the effectiveness of the hedge. To the extent these derivatives are effective in offsetting the variability of the hedged cash flows, changes in the derivatives' fair value will not be included in current earnings but are reported as changes in other comprehensive income. These changes in fair value will be included in earnings of future periods when earnings are also affected by the variability of the hedged cash flows. To the extent these derivatives are not effective, changes in their fair values are immediately included in earnings in net investment gains (losses). During 2002, there was no hedge ineffectiveness recognized in net investment gains (losses) related to cash flow hedges. The assessment of hedge effectiveness for cash flow hedges of interest rate risk excludes amounts relating to risks other than exposure to the benchmark interest rate. There were no cashflow hedges of forecasted transactions as of December 31, 2002 and 2001. The estimated amount of existing gains and losses that are reported in other comprehensive income at December 31, 2002 related to periodic interest payments on assets and liabilities being hedged that is expected to be reclassified into earnings within the next 12 months is $7 million.

     NYLIAC may enter into contracts that are not themselves derivative instruments but contain embedded derivatives. For each contract, NYLIAC assesses whether the economic characteristics of the embedded derivative are clearly and closely related to those of the host contract and determines whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is separated from the host contract and accounted for as a stand-alone derivative. Such embedded derivatives are recorded on the accompanying Balance Sheet at fair value and changes in their fair value are recorded currently in net investment gains or losses. If NYLIAC is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the accompanying Balance Sheet at fair value. As of December 31, 2002 and 2001, there were no such embedded derivatives that could not be separated from their host contracts.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 11 -- COMMITMENTS AND CONTINGENCIES

LITIGATION

     The Company is a defendant in individual suits arising from its agency sales force, insurance (including variable contracts registered under the federal securities law), investment, retail securities, and/or other operations, including actions involving retail sales practices. Most of these actions seek substantial or unspecified compensatory and punitive damages. The Company is also from time to time involved in various governmental, administrative, and investigative proceedings and inquiries.

     Notwithstanding the uncertain nature of litigation and regulatory inquiries, the outcome of which cannot be predicted, the Company believes that, after provisions made in the financial statements, the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on the Company's financial position; however, it is possible that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on the Company's operating results for a given year.

ASSESSMENTS

     Most of the jurisdictions in which the Company is licensed to transact business, require life insurers to participate in guaranty associations which are organized to pay contractual benefits pursuant to insurance policies issued by impaired, insolvent or failed life insurers. These associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the proportionate share of the premiums written by member insurers in the line of business in which the impaired, insolvent or failed life insurer is engaged. Some states permit member insurers to recover assessments through full or partial premium tax offsets. The Company is not aware of, nor has it received notification of any significant insolvency by insurance companies during 2002 or 2001.

LOANED SECURITIES AND REPURCHASE AGREEMENTS

     NYLIAC participates in a securities lending program for the purpose of enhancing income on securities held. At December 31, 2002 and 2001, $1,318 million and $829 million, respectively, of NYLIAC's fixed maturities and equity securities were on loan to others. Collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively, is obtained. The fair value of securities loaned is monitored, with additional collateral obtained, as necessary. Such assets reflect the extent of NYLIAC's involvement in securities lending, not NYLIAC's risk of loss.

     At December 31, 2002 and 2001, the Company recorded cash collateral received under these agreements of $1,350 million and $602 million, respectively, and established a corresponding liability for the same amount included in other liabilities in the accompanying Balance Sheet.

     NYLIAC enters into agreements to sell and repurchase securities for the purpose of enhancing income on securities held. Under these agreements, NYLIAC obtains the use of funds from a broker for generally one month. The liability reported in the accompanying Balance Sheet (included in other liabilities) at December 31, 2002 of $799 million ($284 million at December 31, 2001) approximates fair value. The investments acquired with the funds received from the securities sold are included in other investments in the accompanying Balance Sheet.

NOTE 12 -- RELATED PARTY TRANSACTIONS

     New York Life provides NYLIAC with services and facilities for the sale of insurance and other activities related to the business of insurance. New York Life charges NYLIAC for the identified costs associated with these services and facilities under the terms of a service agreement between New York Life and NYLIAC. Such costs, amounting to $537 million, $458 million and $476 million for the years ended December 31, 2002, 2001 and 2000, respectively, are reflected in operating expenses and net investment income in the accompanying Statement of Income.

     In addition, NYLIAC is allocated post-retirement and post-employment benefits other than pensions, which are held by New York Life. NYLIAC was allocated $13 million for its share of the net periodic post-retirement

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 12 -- RELATED PARTY TRANSACTIONS -- (CONTINUED)

benefits expense in 2002 ($10 million and $7 million in 2001 and 2000, respectively) and $(2) million for the post-employment benefits expense in 2002 ($(6) million in 2001 and $2 million in 2000) under the provisions of the service agreement. The expenses are reflected in operating expenses and net investment income in the accompanying Statement of Income.

     NYLIAC has entered into an investment advisory agreement with New York Life Investment Management, LLC ("NYLIM"), a wholly owned subsidiary of New York Life, to provide investment advisory services to the Company. At December 31, 2002, 2001 and 2000, the total cost for these services amounted to $28 million, $16 million and $10 million, respectively, which are included in the costs of services billed by New York Life to the Company, as noted above.

     NYLIAC recorded annuity and universal life fee income of $9 million and $8 million from NYLIM for administration and advisory fees for the years ended December 31, 2002 and 2001.

     At December 31, 2002 and 2001, NYLIAC had a net liability of $159 million and $157 million, respectively, for the above described services which are included in other liabilities in the accompanying Balance Sheet. The terms of the settlement generally require that these amounts be settled in cash within ninety days.

     NYLIAC is the obligor for certain structured settlement agreements with unaffiliated insurance companies, beneficiaries and other non-affiliated entities. To satisfy its obligations under these agreements, NYLIAC owns all rights, title and interest in and to certain single premium annuities issued by New York Life. The carrying value of the annuity contracts is based upon the actuarially determined value of the obligations under the structured settlement contracts, which generally have some life contingent benefits. The obligations are based upon the actuarially determined present value of expected future payments. Interest rates used in establishing such obligations range from 5.84% to 7.81%. NYLIAC has directed New York Life to make the payments under the annuity contracts directly to the payees under the structured settlement agreements. At December 31, 2002 and 2001 the carrying value of the interest in annuity contracts and the obligations under structured settlement agreements in the accompanying Balance Sheet amounted to $2,958 million and $2,512 million, respectively.

     In addition, NYLIAC has issued certain annuity contracts to New York Life in order that New York Life may satisfy its third party obligations under certain structured settlement agreements. NYLIAC has been directed by New York Life to make the payments under the annuity contracts directly to the beneficiaries under these structured settlement agreements. At December 31, 2002 and 2001 the amount of outstanding reserves on these contracts included in future policy benefits was $180 million and $176 million, respectively.

     NYLIAC has a variable product distribution agreement with NYLIFE Distributors, an indirect wholly owned subsidiary of New York Life, granting NYLIFE Distributors the exclusive right to distribute NYLIAC's variable product policies, and allows the use of registered representatives of NYLIFE Securities, another indirect wholly owned subsidiary of New York Life. In connection with this agreement, NYLIAC recorded commission expense to NYLIFE Securities' registered representatives of $71 million, $126 million and $166 million, for the years ended December 31, 2002, 2001 and 2000, respectively.

     The Company has a credit agreement with New York Life wherein New York Life can borrow funds from NYLIAC. The maximum amount available to New York Life is $200 million. No outstanding balance was due to the Company at December 31, 2002 and December 31, 2001.

     The Company also has a credit agreement with New York Life in which the Company can borrow up to $200 million. No outstanding balance was due to New York Life at December 31, 2002 and December 31, 2001.

     Effective July 1, 2002, the Company transferred $37 million in net assets associated with the Company's Taiwan branch including Taiwan's insurance book of business to an affiliated company, New York Life Insurance Taiwan Corporation ("NYLT"), an indirect wholly owned subsidiary of New York Life.

     The Company is jointly liable with NYLT for two years from the giving of notice to all obligees for all matured obligations and for two years after the maturity date of not-yet matured obligations. NYLT is also contractually liable, under indemnification provisions of the transaction, for any liabilities that may be asserted

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 12 -- RELATED PARTY TRANSACTIONS -- (CONTINUED)

against the Company. The transfer of the branch's net assets was accounted for as a long-duration coinsurance transaction. Under this accounting treatment, the insurance related liabilities remain on the books of the Company and an offsetting reinsurance recoverable is established. Additionally, premiums and benefits associated with any business sold prior to July 1, 2002 are reflected on NYLIAC's Statement of Income. Accordingly, the Company recorded the following with respect to this transaction (in millions):

                                                              2002
                                                              ----
Amounts recoverable from reinsurers                           $633
Premiums ceded                                                  74
Benefits ceded                                                  13

NOTE 13 -- SUPPLEMENTAL CASH FLOW INFORMATION

     Income taxes paid were $30 million, $20 million, and $8 million during 2002, 2001 and 2000, respectively.

     Total interest paid was $7 million, $21 million and $12 million during 2002, 2001 and 2000, respectively.

     Non-cash financing activity in 2002 consists of the transfer of $79 million in net liabilities associated with the Taiwan branch to an affiliated company (see Note 12 -- Related Party Transactions).

NOTE 14 -- STATUTORY FINANCIAL INFORMATION

     Accounting practices used to prepare statutory financial statements for regulatory filings of life insurance companies differ in certain instances from GAAP. The Delaware Insurance Department (the "Department") recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company, and for determining its solvency under the Delaware Insurance Law. In making such determinations the Department gives no consideration to financial statements prepared in accordance with accounting principles generally accepted in the United States of America.

     At December 31, 2002 and 2001, statutory stockholder's equity was $1,404 million and $1,335 million, respectively. Statutory net income/(loss) for the years ended December 31, 2002, 2001 and 2000 was $(95) million, $(83) million and $0.4 million, respectively.

     The Department has adopted the NAIC's Codification of Statutory Accounting Principles guidance, effective January 1, 2001. The effect of adoption was a net increase in statutory surplus of approximately $27 million.

     NYLIAC is restricted as to the amounts it may pay as dividends to New York Life. Under Delaware Insurance Law, dividends on capital stock can be distributed only out of earned surplus. Furthermore, without prior approval of the Delaware Insurance Commissioner, dividends cannot be declared or distributed which exceed the greater of ten percent of NYLIAC's surplus or one hundred percent of net gain from operations. No dividends were paid or declared for the years ended December 31, 2002, 2001 and 2000. As of December 31, 2002, the amount of available and accumulated funds derived from earned surplus from which NYLIAC can pay dividends is $469 million. The maximum amount of dividends that may be paid in 2003 without prior approval is $138 million.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Stockholder of New York Life Insurance and Annuity Corporation

In our opinion, the accompanying balance sheet and the related statements of income, of stockholders' equity and of cash flows present fairly, in all material respects, the financial position of New York Life Insurance and Annuity Corporation (the "Company") at December 31, 2002 and 2001, and the results of its operations and its cash flows for each of the three years ended December 31, 2002, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 2 to the financial statements, the Company adopted Statement of Financial Accounting Standards No. 133, Accounting for Derivative Instruments and Hedging Activities, as amended by Statement of Financial Accounting Standards No. 138, Accounting for Certain Derivative Instruments and Certain Hedging Activities -- an amendment to FASB Statement No. 133.

PRICEWATERHOUSECOOPERS LLP
1177 Avenue of the Americas
New York, New York 10036
February 7, 2003

                          PROSPECTUS DATED MAY 1, 2003

                                      FOR

                       MAINSTAY PLUS II VARIABLE ANNUITY
                                      FROM
                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
                            (A DELAWARE CORPORATION)
                  51 MADISON AVENUE, NEW YORK, NEW YORK 10010
                                  INVESTING IN
                  NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

    This Prospectus describes the individual flexible premium MainStay Plus II Variable Annuity policies. New York Life Insurance and Annuity Corporation ("NYLIAC") issues these policies. We designed these policies to assist individuals with their long-term retirement planning needs. You can use these policies with retirement plans that do or do not qualify for special federal income tax treatment. The policies offer flexible premium payments, access to your money through partial withdrawals (some withdrawals may be subject to a surrender charge and/or tax penalty), a choice of when income payments commence, and a guaranteed death benefit if the owner or Annuitant dies before income payments have commenced.

    NYLIAC is or will be offering a modified version of the MainStay Plus II Variable Annuity policies in the states of Alabama, Maryland, Massachusetts, New Jersey, Oregon and Washington. Please be advised that this product may not be available for sale in these jurisdictions at the current time. The principal difference between the modified version and the flexible premium version of the policies is that, under the modified version, you may only make additional premium payments during the first Policy Year.

    Your premium payments accumulate on a tax-deferred basis. This means your earnings are not taxed until you take the money out of your policy which can be done in several ways. You can split your premium payments among two guaranteed interest options, three general account options specifically for the Dollar Cost Averaging Advantage Plan and up to 18 of the 31 variable Investment Divisions listed below.

  -  MainStay VP Bond--Initial Class
  -  MainStay VP Capital Appreciation--Initial Class
  -  MainStay VP Cash Management
  -  MainStay VP Convertible--Initial Class
  -  MainStay VP Equity Income--Initial Class
  -  MainStay VP Government--Initial Class
  -  MainStay VP Growth Equity--Initial Class
  -  MainStay VP High Yield Corporate Bond--Initial Class
  -  MainStay VP Indexed Equity--Initial Class
  -  MainStay VP International Equity--Initial Class
  -  MainStay VP Small Cap Growth--Initial Class
  -  MainStay VP Total Return--Initial Class
  -  MainStay VP Value--Initial Class
  -  MainStay VP American Century Income & Growth--Initial Class
  -  MainStay VP Dreyfus Large Company Value--Initial Class
  -  MainStay VP Eagle Asset Management Growth Equity--Initial
     Class
  -  MainStay VP Lord Abbett Developing Growth--Initial Class
  -  Alger American Small Capitalization--Class O Shares
  -  Calvert Social Balanced
  -  Dreyfus IP Technology Growth--Initial Shares
  -  Fidelity(R) VIP Contrafund(R)--Initial Class
  -  Fidelity(R) VIP Equity-Income--Initial Class
  -  Janus Aspen Series Balanced--Institutional Shares
  -  Janus Aspen Series Worldwide Growth--Institutional Shares
  -  MFS(R) Investors Trust Series--Initial Class
  -  MFS(R) Research Series--Initial Class
  -  MFS(R) Utilities Series--Initial Class
  -  Neuberger Berman AMT Mid-Cap Growth
  -  T. Rowe Price Equity Income Portfolio
  -  Van Eck Worldwide Hard Assets
  -  Van Kampen UIF Emerging Markets Equity--Class I

    You may allocate initial premiums, and thereafter may maintain the Accumulation Value in up to 18 Investment Divisions and the DCA Advantage Plan Accounts inclusively, plus the Fixed Accounts.

    We do not guarantee the investment performance of these variable Investment Divisions. Depending on current market conditions, you can make or lose money in any of the Investment Divisions.

    You should read this Prospectus carefully before investing and keep it for future reference. This Prospectus is not valid unless accompanied by the current prospectuses for the MainStay VP Series Fund, Inc., the Alger American Fund, the Calvert Variable Series, Inc., the Dreyfus Investment Portfolios, the Fidelity Variable Insurance Products Fund (VIP), the Janus Aspen Series, the MFS(R) Variable Insurance Trust(SM), the Neuberger Berman Advisers Management Trust, the Universal Institutional Funds, Inc., the T. Rowe Price Equity Series, Inc. and the Van Eck Worldwide Insurance Trust (the "Funds," each individually a "Fund"). Each Investment Division invests in shares of a corresponding Fund portfolio. Please contact us at (800) 762-6212 or your registered representative if you do not have the accompanying book of underlying fund prospectuses.

    To learn more about the policy, you can obtain a copy of the Statement of Additional Information ("SAI") dated May 1, 2003. The SAI has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this Prospectus. The table of contents for the SAI appears at the end of this Prospectus. For a free copy of the SAI, call us at (800) 762-6212 or write to us MainStay Annuities, 2400 Reliable Parkway, Chicago, IL 60686.

    THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

    THE POLICIES INVOLVE RISKS, INCLUDING POTENTIAL LOSS OF PRINCIPAL INVESTED. THE POLICIES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

                               TABLE OF CONTENTS

                                           PAGE
                                           ----
DEFINITIONS..............................    3
TABLE OF FEES AND EXPENSES...............    5
QUESTIONS AND ANSWERS ABOUT MAINSTAY PLUS
  II VARIABLE ANNUITY....................   13
FINANCIAL STATEMENTS.....................   20
CONDENSED FINANCIAL INFORMATION..........   21
NEW YORK LIFE INSURANCE AND ANNUITY
  CORPORATION AND THE SEPARATE ACCOUNT...   23
  New York Life Insurance and Annuity
    Corporation..........................   23
  The Separate Account...................   23
  The Portfolios.........................   23
  Additions, Deletions or Substitutions
    of Investments.......................   25
  Reinvestment...........................   25
THE POLICIES.............................   25
  Selecting the Variable Annuity That's
    Right for You........................   25
  Qualified and Non-Qualified Policies...   26
  Policy Application and Premium
    Payments.............................   27
  Payments Returned for Insufficient
    Funds................................   28
  Your Right to Cancel ("Free Look").....   28
  Issue Ages.............................   28
  Transfers..............................   28
    (a) Limits on Transfers..............   29
  Procedures for Telephone/Web
    Transactions.........................   29
  Dollar Cost Averaging Programs.........   29
    (a) Traditional Dollar Cost
         Averaging.......................   30
    (b) The DCA Advantage Plan...........   30
  Automatic Asset Reallocation...........   31
  Interest Sweep.........................   32
  Accumulation Period....................   32
    (a) Crediting of Premium  Payments...   32
    (b) Valuation of Accumulation
         Units...........................   32
  Riders.................................   32
    (a) Living Needs Benefit Rider.......   33
    (b) Unemployment Benefit Rider.......   33
    (c) Investment Protection Plan  Rider
        (optional).......................   33
    (d) Enhanced Beneficiary Benefit
         Rider (optional)................   34
    (e) Enhanced Spousal Continuance
         Rider (optional)................   36
  Policy Owner Inquiries.................   36
  Records and Reports....................   36
CHARGES AND DEDUCTIONS...................   36
  Surrender Charges......................   36
  Amount of Surrender Charge.............   37
  Exceptions to Surrender Charges........   37

                                           PAGE
                                           ----
  Other Charges..........................   37
    (a) Separate Account Charge..........   37
    (b) Policy Service Charge............   38
    (c) Investment Protection Plan  Rider
        Charge (optional)................   38
    (d) Rider Risk Charge Adjustment
         (optional)......................   38
    (e)  Enhanced Beneficiary Benefit
          Rider Charge (optional)........   39
    (f)  Fund Charges....................   39
    (g) Transfer Fees....................   39
  Group and Sponsored Arrangements.......   39
  Taxes..................................   39
DISTRIBUTIONS UNDER THE POLICY...........   40
  Surrenders and Withdrawals.............   40
    (a) Surrenders.......................   40
    (b) Partial Withdrawals..............   40
    (c) Periodic Partial Withdrawals.....   40
    (d) Hardship Withdrawals.............   41
  Required Minimum Distribution..........   41
  Our Right to Cancel....................   41
  Annuity Commencement Date..............   41
  Death Before Annuity Commencement......   41
  Income Payments........................   43
    (a) Election of Income Payment
         Options.........................   43
    (b) Proof of Survivorship............   43
  Delay of Payments......................   43
  Designation of Beneficiary.............   44
  Restrictions Under Internal Revenue
    Code Section 403(b)(11)..............   44
  Loans..................................   44
THE FIXED ACCOUNTS.......................   45
    (a) Interest Crediting...............   45
    (b) Transfers to Investment
         Divisions.......................   45
    (c) Fixed Account Initial  Premium
        Guarantee........................   46
THE DCA ADVANTAGE PLAN ACCOUNTS..........   46
FEDERAL TAX MATTERS......................   46
  Introduction...........................   46
  Taxation of Annuities in General.......   47
  Qualified Plans........................   48
    (a) Section 403(a) Plans.............   48
    (b) Section 403(b) Plans.............   48
    (c) Individual Retirement
       Annuities.........................   48
    (d) Roth Individual Retirement
         Annuities.......................   48
    (e)  Inherited IRAs..................   48
DISTRIBUTOR OF THE POLICIES..............   49
VOTING RIGHTS............................   49
TABLE OF CONTENTS FOR THE STATEMENT OF
  ADDITIONAL INFORMATION.................   50

     THIS PROSPECTUS IS NOT CONSIDERED AN OFFERING IN ANY STATE WHERE THE SALE OF THIS POLICY CANNOT LAWFULLY BE MADE. WE DO NOT AUTHORIZE ANY INFORMATION OR REPRESENTATIONS REGARDING THE OFFERING OTHER THAN AS DESCRIBED IN THIS PROSPECTUS OR IN ANY ATTACHED SUPPLEMENT TO THIS PROSPECTUS OR IN ANY AUTHORIZED SUPPLEMENTAL SALES MATERIAL.

                                  DEFINITIONS

ACCUMULATION UNIT--An accounting unit we use to calculate the Variable Accumulation Value prior to the Annuity Commencement Date. Each Investment Division of the Separate Account has a distinct variable Accumulation Unit value.

ACCUMULATION VALUE--The sum of the Variable Accumulation Value, the Fixed Account Accumulation Value, and the DCA Advantage Plan Account Accumulation Value of a policy.

ALLOCATION ALTERNATIVES--The Investment Divisions of the Separate Account and the Fixed Accounts.

ANNUITANT--The person whose life determines the Income Payments, and upon whose death prior to the Annuity Commencement Date, benefits under the policy may be paid.

ANNUITY COMMENCEMENT DATE--The date on which we are to make the first Income Payment under the policy.

BENEFICIARY--The person or entity having the right to receive the death benefit set forth in the policy and who is the "designated beneficiary" for purposes of
Section 72 of the Internal Revenue Code in the event of the Annuitant's or the policy owner's death.

BUSINESS DAY--Generally, any day on which the New York Stock Exchange ("NYSE") is open for trading. Our Business Day ends at 4:00 p.m. Eastern Time or the closing of regular trading on the NYSE, if earlier.

DOLLAR COST AVERAGING ("DCA") ADVANTAGE PLAN ACCOUNTS--The 6-month, 12-month and 18-month DCA accounts used specifically for the DCA Advantage Plan.

DOLLAR COST AVERAGING ("DCA") ADVANTAGE PLAN--A feature which permits automatic dollar cost averaging using the DCA Advantage Plan Accounts.

DOLLAR COST AVERAGING ("DCA") ACCUMULATION VALUE--The sum of premium payments allocated to the DCA Advantage Plan Accounts, plus interest credited on those premium payments, less any transfers and partial withdrawals from the DCA Advantage Plan, and less any surrender charges and any policy service charges that may already have been assessed from the DCA Advantage Plan. The DCA Accumulation Value is supported by assets in NYLIAC's general account. These assets are subject to the claims of our general creditors.

ELIGIBLE PORTFOLIOS ("PORTFOLIOS")--The mutual fund portfolios of the Funds that are available for investment through the Investment Divisions of the Separate Account. Portfolios described in this prospectus are different from portfolios available to the general public. Investment results will differ.

FIXED ACCOUNT--An account that is credited with a fixed interest rate which NYLIAC declares and is not part of the Separate Account. The Accumulation Value of each Fixed Account is supported by assets in NYLIAC's general account, which are subject to the claims of our general creditors.

FIXED ACCOUNT ACCUMULATION VALUE--The sum of premium payments and transfers allocated to the Fixed Accounts, plus interest credited on those premium payments and transfers, less any transfers and partial withdrawals from the Fixed Accounts, and less any surrender charges, policy service charge and rider charges deducted from the Fixed Accounts.

FUND--A diversified, open-end management investment company.

INCOME PAYMENTS--Periodic payments NYLIAC makes after the Annuity Commencement Date.

INVESTMENT DIVISION--The variable investment options available with the policy. Each Investment Division invests exclusively in shares of a specified Eligible Portfolio.

NON-QUALIFIED POLICIES--Policies that are not available for use by individuals in connection with employee retirement plans that are intended to qualify for special federal income tax treatment under Sections 403(a), 403(b), 408 and 408A of the Internal Revenue Code (the "Code"). Non-Qualified Policies include policies issued to other retirement plans or arrangements, including Pension Plans qualifying under Section 401(a) of the Code.

PAYMENT YEAR(S)--With respect to any premium payment, the year(s) beginning on the date such premium payment is made to the policy.

PENSION PLAN--A retirement plan that is qualified under Section 401(a) of the Code.

POLICY ANNIVERSARY--An anniversary of the Policy Date shown on the Policy Data Page.

POLICY DATA PAGE--Page 2 of the policy which contains the policy specifications.

POLICY DATE--The date from which we measure Policy Years, quarters, months and Policy Anniversaries. It is shown on the Policy Data Page.

POLICY YEAR--A year starting on the Policy Date. Subsequent Policy Years begin on each Policy Anniversary, unless otherwise indicated.

QUALIFIED POLICIES--Policies for use by individuals under employee retirement plans that are intended to qualify for special federal income tax treatment under Sections 403(a), 403(b), 408 and 408A of the Code. Qualified Policies do not include policies issued to any other retirement plan or arrangement, including Pension Plans qualifying under Section 401(a) of the Code.

SEPARATE ACCOUNT--NYLIAC Variable Annuity Separate Account-III, a segregated asset account we established to receive and invest premium payments paid under the policies. The Separate Account's Investment Divisions, in turn, purchase shares of Eligible Portfolios.

VARIABLE ACCUMULATION VALUE--The sum of the products of the current Accumulation Unit value(s) for each of the Investment Divisions multiplied by the number of Accumulation Units held in the respective Investment Division.

                           TABLE OF FEES AND EXPENSES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the policy. The first table describes the fees and expenses that you will pay at the time that you buy the policy, surrender the policy, or transfer Accumulation Value between investment options. State premium taxes may also be deducted.

                        POLICYOWNER TRANSACTION EXPENSES

 -----------------------------------------------------------------------------------------------------------------
 CHARGE                                                    AMOUNT DEDUCTED
 -----------------------------------------------------------------------------------------------------------------
 Surrender Charge                                          Current and Guaranteed Maximum: 7% of the amount
 (as a % of amount withdrawn)                              withdrawn.(1)
 -----------------------------------------------------------------------------------------------------------------
 Transfer Fee                                              Current: No charge
                                                           Guaranteed Maximum: $30 per transfer for each transfer
                                                           over 12 in a Policy Year.
 -----------------------------------------------------------------------------------------------------------------

(1) In Payment Years 4 and beyond, the percentage applied to calculate the maximum surrender charge is reduced as follows: 6% during Payment Years 4-5; 5% during Payment Year 6; 4% during Payment Year 7; and 0% thereafter.

The next table describes the fees and expenses that you will pay periodically during the time that you own the policy, not including Fund fees and expenses.

                PERIODIC CHARGES OTHER THAN FUND COMPANY CHARGES

 -----------------------------------------------------------------------------------------------------------------
                         CHARGE                            AMOUNT DEDUCTED
 -----------------------------------------------------------------------------------------------------------------
 Annual Policy Service Charge                              $30 per policy for policies with less than $50,000
                                                           Accumulation Value
 -----------------------------------------------------------------------------------------------------------------
 Separate Account Annual Expenses                          Current and Guaranteed Maximum: 1.45% (annualized) of
                                                           the daily average Variable Accumulation Value,
                                                           including mortality and expense risk and administrative
                                                           fees.
 -----------------------------------------------------------------------------------------------------------------
 Optional Riders
   - Investment Protection Plan Rider Charge               Current: 0.45% (annualized) of the amount that is
                                                           guaranteed, deducted on a quarterly basis.
                                                           Guaranteed Maximum: 1.00% (annualized) of the amount
                                                           that is guaranteed, deducted on a quarterly basis.
 -----------------------------------------------------------------------------------------------------------------
   - Rider Risk Adjustment Charge                          Current and Guaranteed Maximum: 2.00% of the amount
                                                           that is guaranteed for cancellation of the Investment
                                                           Protection Plan Rider.
 -----------------------------------------------------------------------------------------------------------------
   - Enhanced Beneficiary Benefit Rider Charge             Current: 0.30% (annualized) of the policy's
                                                           Accumulation Value, deducted on a quarterly basis.
                                                           Guaranteed Maximum: 1.00% (annualized) of the Policy's
                                                           Accumulation Value, deducted on a quarterly basis.
 -----------------------------------------------------------------------------------------------------------------

The next table shows the minimum and maximum total operating expenses deducted from Fund assets (before any fee waiver or expense reimbursement) during the year ended December 31, 2002. The expenses are expressed as a percentage of average net assets of the Fund and may be higher or lower in the future. More detail concerning each underlying Fund's fees and expenses is contained in the prospectus for each Fund.

                      TOTAL ANNUAL FUND OPERATING EXPENSES

                                                                -------------------------
                                                                  MINIMUM       MAXIMUM
  ---------------------------------------------------------------------------------------
  Expenses that are deducted from the Investment Division             0.38%         1.93%
    assets, including management fees, administration fees,
    and other expenses

The next item shows the Total Fund Annual Expenses for each Fund. These are the total gross expenses that are deducted from the Fund assets, including management fees, administration fees, and other expenses.

                                                               TOTAL FUND ANNUAL
INVESTMENT DIVISIONS                                              EXPENSES(A)
--------------------                                           -----------------
MainStay VP Bond--Initial Class                                      0.52%
MainStay VP Capital Appreciation--Initial Class                      0.64%
MainStay VP Cash Management                                          0.55%
MainStay VP Convertible--Initial Class                               0.67%
MainStay VP Equity Income--Initial Class                             0.92%(b)
MainStay VP Government--Initial Class                                0.59%
MainStay VP Growth Equity--Initial Class                             0.51%
MainStay VP High Yield Corporate Bond--Initial Class                 0.60%
MainStay VP Indexed Equity--Initial Class                            0.38%
MainStay VP International Equity--Initial Class                      1.11%
MainStay VP Small Cap Growth--Initial Class                          1.29%(c)
MainStay VP Total Return--Initial Class                              0.61%
MainStay VP Value--Initial Class                                     0.65%
MainStay VP American Century Income & Growth--Initial Class          0.92%
MainStay VP Dreyfus Large Company Value--Initial Class               0.98%
MainStay VP Eagle Asset Management Growth Equity--Initial
  Class                                                              0.81%
MainStay VP Lord Abbett Developing Growth--Initial Class             1.10%
Alger American Small Capitalization--Class O Shares                  0.97%
Calvert Social Balanced                                              0.91%(d)
Dreyfus IP Technology Growth--Initial Shares                         0.89%(e)
Fidelity(R) VIP Contrafund(R)--Initial Class                         0.68%(f)
Fidelity(R) VIP Equity-Income(R)--Initial Class                      0.57%(f)
Janus Aspen Series Balanced--Institutional Shares                    0.67%(g)
Janus Aspen Series Worldwide Growth--Institutional Shares            0.70%(g)
MFS(R) Investors Trust Series--Initial Class                         0.88%
MFS(R) Research Series--Initial Class                                0.87%(h)
MFS(R) Utilities Series--Initial Class                               0.94%(h)
Neuberger Berman AMT Mid-Cap Growth                                  0.95%(i)
T. Rowe Price Equity Income Portfolio                                0.85%(j)
Van Eck Worldwide Hard Assets                                        1.23%
Van Kampen UIF Emerging Markets Equity--Class I                      1.93%(k)

------------
(a) The Fund or its agents provided the fees and charges, which are based on 2002 expense and may reflect estimated charges. We have not verified the accuracy of the information provided by the agents.

(b) New York Life Investment Management LLC ("NYLIM") has voluntarily agreed to waive a portion of the fees otherwise payable to it to the extent that total fund annual expenses exceed 0.89%. With this reduction, for the year ended December 31, 2002, Total Fund Annual Expenses were 0.89%. This waiver may be discontinued at any time without notice.

(c) New York Life Investment Management LLC ("NYLIM") has voluntarily agreed to waive a portion of the fees otherwise payable to it to the extent that total fund annual expenses exceed 0.95%. With this reduction, for the year ended December 31, 2002, Total Fund Annual Expenses were 0.95%. This waiver may be discontinued at any time without notice.

(d) Expenses are based on the Portfolio's most recent fiscal year. The total expenses shown include the Subadvisory fees paid by the Advisor (Calvert Asset Management Company, Inc.) and the administrative fee paid by the Portfolio to Calvert Administrative Services Company, an affiliate of the Advisor.

(e) Expenses are for the fiscal year ended December 31, 2002. Expenses in future years may be higher or lower than those presented.

(f) Actual annual class operating expense were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's custodian expenses. These offsets may be discontinued at any time.

(g) Expenses are based upon expenses for the year ended December 31, 2002. Expenses are stated without contractual waivers by Janus Capital.

(h) Each series has an expense offset arrangement that reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. Each series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the directed brokerage arrangements, which would also have the effect of reducing the series' expenses. Total Fund Annual Expenses do not take into account these fee reductions, and are therefore higher than the actual expenses of the series. Had these fee reductions been taken into account, Total Fund Annual Expenses would be lower for certain series and would equal 0.86% for Research Series and 0.93% for Utilities Series.

(i) Neuberger Berman Management, Inc. ("NBMI") has undertaken though December 31, 2006 to reimburse certain operating expenses, excluding taxes, interest, extraordinary expenses, brokerage commissions and transaction costs, that exceed, in the aggregate, 1% of the average daily net asset value. The expense reimbursement arrangement is contractual for three years and any excess expenses can be repaid to NBMI within three years of the year incurred, provided such recoupment would not cause the Fund to exceed its respective limitation.

(j) Management fees include the ordinary, recurring operating expenses of the Portfolio, but do not cover interest, taxes, brokerage, nonrecurring and extraordinary items or fees and expenses for the fund's independent directors.

(k) The fees disclosed reflect gross ratios prior to any voluntary waivers/reimbursements of expenses by the adviser. The management fee is reduced to reflect the voluntary waiver of a portion or all the management fee and the reimbursement by the Portfolio's adviser to the extent total annual operating expenses exceed 1.75%. The adviser may terminate these voluntary waivers at any time at its sole discretion. After such reductions, the "Total Annual Expenses" would have been 1.81%. Additionally, in determining the actual amount of voluntary management fee waiver and/or expense reimbursement for a Portfolio, if any, the adviser excludes from total annual operating expenses certain investment related expenses, such as foreign country tax expense and interest expense on borrowing. Included in the expenses of the Emerging Markets Equity Portfolio-Class I is 0.06% of such investment related expense.

Examples
     The table below will help you understand the various costs and expenses that you will bear directly and indirectly. The table reflects the charges and expenses of the policy. For more information on the charges reflected in this table, see "CHARGES AND DEDUCTIONS" and the Fund prospectuses which accompany this Prospectus. NYLIAC may, where premium taxes are imposed by state law, deduct premium taxes upon surrender of the policy or the Annuity Commencement Date.
     You would pay the following expenses on a $10,000 investment in one of the Investment Divisions listed, assuming a 5% annual return on assets:

                                EXPENSES IF YOU ANNUITIZE                          EXPENSES IF YOU
                                       YOUR POLICY                              SURRENDER YOUR POLICY
                       -------------------------------------------   -------------------------------------------
INVESTMENT DIVISION     1 YR       3 YR        5 YR        10 YR      1 YR       3 YR        5 YR        10 YR
-------------------    -------   ---------   ---------   ---------   -------   ---------   ---------   ---------
MAINSTAY VP BOND--
  INITIAL CLASS
without any Riders     $377.71   $  665.88   $1,142.58   $2,396.92   $377.71   $  837.47   $1,298.30   $2,396.92
with IPP Rider         $422.38   $  802.33   $1,370.30   $2,915.78   $422.38   $  971.62   $1,522.56   $2,915.78
with EBB Rider         $407.51   $  757.05   $1,294.97   $2,766.46   $407.51   $  927.10   $1,448.37   $2,766.46
with IPP & EBB Riders  $452.16   $  893.51   $1,522.70   $3,221.68   $452.16   $1,061.26   $1,672.64   $3,221.68

MAINSTAY VP CAPITAL
  APPRECIATION--
  INITIAL CLASS
without any Riders     $389.62   $  702.40   $1,203.72   $2,517.46   $389.62   $  873.37   $1,358.51   $2,517.46
with IPP Rider         $434.23   $  838.33   $1,430.02   $3,033.18   $434.23   $1,007.01   $1,581.36   $3,033.18
with EBB Rider         $419.38   $  793.20   $1,355.15   $2,885.82   $419.38   $  962.64   $1,507.64   $2,885.82
with IPP & EBB Riders  $463.98   $  929.15   $1,581.45   $3,355.10   $463.98   $1,096.30   $1,730.49   $3,355.10

MAINSTAY VP CASH
  MANAGEMENT
without any Riders     $380.69   $  675.01   $1,157.86   $2,427.15   $380.69   $  846.44   $1,313.36   $2,427.15
with IPP Rider         $425.33   $  811.34   $1,385.26   $2,945.27   $425.33   $  980.47   $1,537.29   $2,945.27
with EBB Rider         $410.46   $  766.09   $1,310.03   $2,796.44   $410.46   $  935.99   $1,463.20   $2,796.44
with IPP & EBB Riders  $455.11   $  902.40   $1,537.40   $3,250.16   $455.11   $1,070.00   $1,687.11   $3,250.16

MAINSTAY VP
 CONVERTIBLE--INITIAL
  CLASS
without any Riders     $392.58   $  711.06   $1,218.90   $2,547.31   $392.58   $  882.29   $1,373.47   $2,547.31
with IPP Rider         $437.18   $  847.31   $1,444.89   $3,062.31   $437.18   $1,015.84   $1,596.01   $3,062.31
with EBB Rider         $422.33   $  802.21   $1,370.11   $2,915.41   $422.33   $  971.50   $1,522.37   $2,915.41
with IPP & EBB Riders  $466.93   $  938.06   $1,596.10   $3,363.25   $466.93   $1,105.05   $1,744.92   $3,363.25

MAINSTAY VP EQUITY
  INCOME--INITIAL
  CLASS
without any Riders     $417.36   $  787.06   $1,344.93   $2,792.90   $417.36   $  956.61   $1,497.57   $2,792.90
with IPP Rider         $461.82   $  921.82   $1,567.94   $3,301.34   $461.82   $1,089.09   $1,717.18   $3,301.34
with EBB Rider         $447.02   $  877.09   $1,494.14   $3,158.42   $447.02   $1,045.11   $1,644.51   $3,158.42
with IPP & EBB Riders  $491.50   $1,011.89   $1,717.20   $3,594.18   $491.50   $1,177.64   $1,864.17   $3,594.18

                                 EXPENSES IF YOU DO NOT
                                  SURRENDER YOUR POLICY
                       -------------------------------------------
INVESTMENT DIVISION     1 YR       3 YR        5 YR        10 YR
-------------------    -------   ---------   ---------   ---------
MAINSTAY VP BOND--
  INITIAL CLASS
without any Riders     $215.65   $  665.88   $1,142.58   $2,396.92
with IPP Rider         $261.04   $  802.33   $1,370.30   $2,915.78
with EBB Rider         $245.94   $  757.05   $1,294.97   $2,766.46
with IPP & EBB Riders  $291.31   $  893.51   $1,522.70   $3,221.68
MAINSTAY VP CAPITAL
  APPRECIATION--
  INITIAL CLASS
without any Riders     $227.75   $  702.40   $1,203.72   $2,517.46
with IPP Rider         $273.09   $  838.33   $1,430.02   $3,033.18
with EBB Rider         $257.99   $  793.20   $1,355.15   $2,885.82
with IPP & EBB Riders  $303.32   $  929.15   $1,581.45   $3,355.10
MAINSTAY VP CASH
  MANAGEMENT
without any Riders     $218.67   $  675.01   $1,157.86   $2,427.15
with IPP Rider         $264.04   $  811.34   $1,385.26   $2,945.27
with EBB Rider         $248.93   $  766.09   $1,310.03   $2,796.44
with IPP & EBB Riders  $294.31   $  902.40   $1,537.40   $3,250.16
MAINSTAY VP
 CONVERTIBLE--INITIAL
  CLASS
without any Riders     $230.76   $  711.46   $1,218.90   $2,547.31
with IPP Rider         $276.08   $  847.31   $1,444.89   $3,062.31
with EBB Rider         $260.99   $  802.21   $1,370.11   $2,915.41
with IPP & EBB Riders  $306.32   $  938.06   $1,596.10   $3,363.25
MAINSTAY VP EQUITY
  INCOME--INITIAL
  CLASS
without any Riders     $255.94   $  787.06   $1,344.93   $2,792.90
with IPP Rider         $301.13   $  921.82   $1,567.94   $3,301.34
with EBB Rider         $286.08   $  877.09   $1,494.14   $3,158.42
with IPP & EBB Riders  $331.29   $1,011.89   $1,717.20   $3,594.18

                                EXPENSES IF YOU ANNUITIZE                          EXPENSES IF YOU
                                       YOUR POLICY                              SURRENDER YOUR POLICY
                       -------------------------------------------   -------------------------------------------
INVESTMENT DIVISION     1 YR       3 YR        5 YR        10 YR      1 YR       3 YR        5 YR        10 YR
-------------------    -------   ---------   ---------   ---------   -------   ---------   ---------   ---------
MAINSTAY VP
  GOVERNMENT--
  INITIAL CLASS
without any Riders     $384.66   $  687.19   $1,178.27   $2,467.41   $384.66   $  858.42   $1,333.45   $2,467.41
with IPP Rider         $429.29   $  823.33   $1,405.18   $2,984.46   $429.29   $  992.27   $1,556.91   $2,984.46
with EBB Rider         $414.42   $  778.15   $1,330.09   $2,836.26   $414.42   $  947.84   $1,482.96   $2,836.26
with IPP & EBB Riders  $459.05   $  914.30   $1,557.00   $3,288.04   $459.05   $1,081.70   $1,706.42   $3,288.04

MAINSTAY VP GROWTH
  EQUITY--INITIAL
  CLASS
without any Riders     $376.73   $  662.83   $1,137.45   $2,386.76   $376.73   $  834.47   $1,293.25   $2,386.76
with IPP Rider         $421.39   $  799.34   $1,365.33   $2,905.92   $421.39   $  968.68   $1,517.66   $2,905.92
with EBB Rider         $406.50   $  754.00   $1,289.91   $2,756.44   $406.50   $  924.11   $1,443.40   $2,756.44
with IPP & EBB Riders  $451.17   $  890.50   $1,517.78   $3,212.18   $451.17   $1,058.30   $1,667.79   $3,212.18

MAINSTAY VP HIGH
  YIELD CORPORATE
  BOND--INITIAL CLASS
without any Riders     $385.65   $  690.21   $1,183.35   $2,477.40   $385.65   $  861.39   $1,338.45   $2,477.40
with IPP Rider         $430.27   $  826.33   $1,410.14   $2,994.20   $430.27   $  995.22   $1,561.79   $2,994.20
with EBB Rider         $415.41   $  781.14   $1,335.10   $2,846.17   $415.41   $  950.79   $1,487.90   $2,846.17
with IPP & EBB Riders  $460.04   $  917.27   $1,561.89   $3,297.47   $460.04   $1,084.62   $1,711.23   $3,297.47

MAINSTAY VP INDEXED
  EQUITY--INITIAL
  CLASS
without any Riders     $363.81   $  623.14   $1,070.80   $2,254.37   $363.81   $  795.45   $1,227.62   $2,254.37
with IPP Rider         $408.54   $  760.17   $1,300.19   $2,776.87   $408.54   $  930.17   $1,453.52   $2,776.87
with EBB Rider         $393.65   $  714.70   $1,224.29   $2,625.23   $393.65   $  885.47   $1,378.77   $2,625.23
with IPP & EBB Riders  $438.38   $  851.75   $1,453.71   $3,087.54   $438.38   $1,020.21   $1,604.70   $3,087.54

MAINSTAY VP
  INTERNATIONAL
  EQUITY--INITIAL
  CLASS
without any Riders     $436.13   $  844.13   $1,439.63   $2,975.27   $436.13   $1,012.72   $1,590.83   $2,975.27
with IPP Rider         $480.52   $  978.13   $1,660.47   $3,478.78   $480.52   $1,144.45   $1,808.30   $3,478.78
with EBB Rider         $465.76   $  933.66   $1,587.41   $3,338.81   $465.76   $1,100.73   $1,736.36   $3,338.81
with IPP & EBB Riders  $510.14   $1,067.65   $1,808.23   $3,765.56   $510.14   $1,232.46   $1,953.81   $3,765.56

MAINSTAY VP SMALL CAP
  GROWTH--INITIAL
  CLASS
without any Riders     $453.91   $  897.94   $1,528.55   $3,144.78   $453.91   $1,065.61   $1,678.39   $3,144.78
with IPP Rider         $498.22   $1,031.19   $1,747.30   $3,643.57   $498.22   $1,196.61   $1,893.81   $3,643.57
with EBB Rider         $483.48   $  986.97   $1,674.94   $3,506.34   $483.48   $1,153.14   $1,822.55   $3,506.34
with IPP & EBB Riders  $527.78   $1,120.22   $1,893.72   $3,924.75   $527.78   $1,284.14   $2,038.00   $3,924.75

MAINSTAY VP TOTAL
  RETURN--INITIAL
  CLASS
without any Riders     $386.64   $  693.26   $1,188.46   $2,487.45   $386.64   $  864.39   $1,343.49   $2,487.45
with IPP Rider         $431.26   $  829.33   $1,415.10   $3,003.93   $431.26   $  998.16   $1,566.68   $3,003.93
with EBB Rider         $416.39   $  784.16   $1,340.10   $2,856.10   $416.39   $  953.76   $1,492.82   $2,856.10
with IPP & EBB Riders  $461.02   $  920.24   $1,566.79   $3,306.88   $461.02   $1,087.54   $1,716.05   $3,306.88

                                 EXPENSES IF YOU DO NOT
                                  SURRENDER YOUR POLICY
                       -------------------------------------------
INVESTMENT DIVISION     1 YR       3 YR        5 YR        10 YR
-------------------    -------   ---------   ---------   ---------
MAINSTAY VP
  GOVERNMENT--
  INITIAL CLASS
without any Riders     $222.71   $  687.19   $1,178.27   $2,467.41
with IPP Rider         $268.07   $  823.33   $1,405.18   $2,984.46
with EBB Rider         $252.96   $  778.15   $1,330.09   $2,836.26
with IPP & EBB Riders  $298.31   $  914.30   $1,557.00   $3,288.04
MAINSTAY VP GROWTH
  EQUITY--INITIAL
  CLASS
without any Riders     $214.65   $  662.83   $1,137.45   $2,386.76
with IPP Rider         $260.04   $  799.34   $1,365.33   $2,905.92
with EBB Rider         $244.91   $  754.00   $1,289.91   $2,756.44
with IPP & EBB Riders  $290.31   $  890.50   $1,517.78   $3,212.18
MAINSTAY VP HIGH
  YIELD CORPORATE
  BOND--INITIAL CLASS
without any Riders     $223.72   $  690.21   $1,183.35   $2,477.40
with IPP Rider         $269.06   $  826.33   $1,410.14   $2,994.20
with EBB Rider         $253.96   $  781.14   $1,335.10   $2,846.17
with IPP & EBB Riders  $299.32   $  917.27   $1,561.89   $3,297.47
MAINSTAY VP INDEXED
  EQUITY--INITIAL
  CLASS
without any Riders     $201.52   $  623.14   $1,070.80   $2,254.37
with IPP Rider         $246.98   $  760.17   $1,300.19   $2,776.87
with EBB Rider         $231.85   $  714.70   $1,224.29   $2,625.23
with IPP & EBB Riders  $277.30   $  851.75   $1,453.71   $3,087.54
MAINSTAY VP
  INTERNATIONAL
  EQUITY--INITIAL
  CLASS
without any Riders     $275.02   $  844.13   $1,439.63   $2,975.27
with IPP Rider         $320.14   $  978.13   $1,660.47   $3,478.78
with EBB Rider         $305.13   $  933.66   $1,587.41   $3,338.81
with IPP & EBB Riders  $350.24   $1,067.65   $1,808.23   $3,765.56
MAINSTAY VP SMALL CAP
  GROWTH--INITIAL
  CLASS
without any Riders     $293.09   $  897.94   $1,528.55   $3,144.78
with IPP Rider         $338.12   $1,031.19   $1,747.30   $3,643.57
with EBB Rider         $323.14   $  986.97   $1,674.94   $3,506.34
with IPP & EBB Riders  $368.16   $1,120.22   $1,893.72   $3,924.75
MAINSTAY VP TOTAL
  RETURN--INITIAL
  CLASS
without any Riders     $224.72   $  693.26   $1,188.46   $2,487.45
with IPP Rider         $270.07   $  829.33   $1,415.10   $3,003.93
with EBB Rider         $254.96   $  784.16   $1,340.10   $2,856.10
with IPP & EBB Riders  $300.31   $  920.24   $1,566.79   $3,306.88

                                EXPENSES IF YOU ANNUITIZE                          EXPENSES IF YOU
                                       YOUR POLICY                              SURRENDER YOUR POLICY
                       -------------------------------------------   -------------------------------------------
INVESTMENT DIVISION     1 YR       3 YR        5 YR        10 YR      1 YR       3 YR        5 YR        10 YR
-------------------    -------   ---------   ---------   ---------   -------   ---------   ---------   ---------
MAINSTAY VP
  VALUE--INITIAL
  CLASS
without any Riders     $390.61   $  705.40   $1,208.77   $2,527.38   $390.61   $  876.32   $1,363.48   $2,527.38
with IPP Rider         $435.21   $  841.30   $1,434.95   $3,042.87   $435.21   $1,009.93   $1,586.22   $3,042.87
with EBB Rider         $420.36   $  796.20   $1,360.12   $2,895.69   $420.36   $  965.59   $1,512.54   $2,895.69
with IPP & EBB Riders  $420.36   $  932.12   $1,586.33   $3,344.52   $464.96   $1,099.21   $1,735.29   $3,344.52

MAINSTAY VP AMERICAN
  CENTURY INCOME &
  GROWTH--INITIAL
  CLASS
without any Riders     $417.36   $  787.06   $1,344.93   $2,792.90   $417.36   $  956.61   $1,497.57   $2,792.90
with IPP Rider         $461.82   $  921.82   $1,567.94   $3,301.34   $461.82   $1,089.09   $1,717.18   $3,301.34
with EBB Rider         $447.02   $  877.09   $1,494.14   $3,158.42   $447.02   $1,045.11   $1,644.51   $3,158.42
with IPP & EBB Riders  $491.50   $1,011.89   $1,717.20   $3,594.18   $491.50   $1,177.64   $1,864.17   $3,594.18

MAINSTAY VP DREYFUS
  LARGE COMPANY
  VALUE--INITIAL
  CLASS
without any Riders     $423.29   $  805.11   $1,374.93   $2,850.87   $423.29   $  974.36   $1,527.11   $2,850.87
with IPP Rider         $467.74   $  939.67   $1,597.27   $3,357.79   $467.74   $1,106.64   $1,746.07   $3,357.79
with EBB Rider         $452.93   $  894.98   $1,523.70   $3,215.76   $452.93   $1,062.70   $1,673.62   $3,215.76
with IPP & EBB Riders  $497.38   $1,029.51   $1.746.02   $3,648.66   $497.38   $1,194.97   $1,892.55   $3,648.66

MAINSTAY VP EAGLE
  ASSET MANAGEMENT
  GROWTH EQUITY--
  INITIAL CLASS
without any Riders     $406.46   $  735.86   $1,289.66   $2,685.62   $406.46   $  923.96   $1,443.15   $2,685.62
with IPP Rider         $450.98   $  889.11   $1,513.99   $3,196.96   $450.98   $1,056.93   $1,664.06   $3,196.96
with EBB Rider         $436.16   $  844.23   $1,439.79   $3,052.31   $436.16   $1,012.81   $1,590.99   $3,052.31
with IPP & EBB Riders  $480.68   $  979.45   $1,664.09   $3,493.33   $480.68   $1,145.75   $1,811.87   $3,493.33

MAINSTAY VP LORD
  ABBETT DEVELOPING
  GROWTH--INITIAL
  CLASS
without any Riders     $435.14   $  841.14   $1,434.67   $2,965.78   $435.14   $1,009.78   $1,585.95   $2,965.78
with IPP Rider         $479.54   $  975.17   $1,655.61   $3,469.51   $479.54   $1,141.54   $1,803.52   $3,469.51
with EBB Rider         $464.77   $  930.70   $1,582.53   $3,329.42   $464.77   $1,097.82   $1,731.56   $3,329.42
with IPP & EBB Riders  $509.16   $1,064.71   $1,083.46   $3,756.62   $509.16   $1,229.57   $1,949.11   $3,756.62

ALGER AMERICAN SMALL
  CAPITALIZATION--
  CLASS O SHARES
without any Riders     $422.31   $  802.12   $1,369.95   $2,841.28   $422.31   $  971.41   $1,522.21   $2,841.28
with IPP Rider         $466.76   $  936.70   $1,592.40   $3,348.38   $466.76   $1,103.72   $1,741.27   $3,348.38
with EBB Rider         $451.95   $  892.00   $1,518.77   $3,206.25   $451.95   $1,059.78   $1,668.76   $3,206.25
with IPP & EBB Riders  $496.40   $1,026.59   $1,741.24   $3,639.61   $496.40   $1,192.09   $1,887.84   $3,639.61

CALVERT SOCIAL
  BALANCED
without any Riders     $416.37   $  784.06   $1,339.93   $2,783.18   $416.37   $  953.66   $1,492.65   $2,783.18
with IPP Rider         $460.84   $  918.85   $1,563.05   $3,291.89   $460.84   $1,086.17   $1,712.37   $3,291.89
with EBB Rider         $446.03   $  874.11   $1,489.22   $3,148.82   $446.03   $1,042.19   $1,639.67   $3,148.82
with IPP & EBB Riders  $490.51   $1,008.94   $1,712.37   $3,585.04   $490.51   $1,174.74   $1,859.41   $3,585.04

                                 EXPENSES IF YOU DO NOT
                                  SURRENDER YOUR POLICY
                       -------------------------------------------
INVESTMENT DIVISION     1 YR       3 YR        5 YR        10 YR
-------------------    -------   ---------   ---------   ---------
MAINSTAY VP
  VALUE--INITIAL
  CLASS
without any Riders     $228.75   $  705.40   $1,208.77   $2,527.38
with IPP Rider         $274.08   $  841.30   $1,434.95   $3,042.87
with EBB Rider         $258.99   $  796.20   $1,360.12   $2,895.69
with IPP & EBB Riders  $304.32   $  932.12   $1,586.33   $3,344.52
MAINSTAY VP AMERICAN
  CENTURY INCOME &
  GROWTH--INITIAL
  CLASS
without any Riders     $255.94   $  787.06   $1,344.93   $2,792.90
with IPP Rider         $301.13   $  921.82   $1,567.94   $3,301.34
with EBB Rider         $286.08   $  877.09   $1,494.14   $3,158.42
with IPP & EBB Riders  $331.29   $1,011.89   $1,717.20   $3,594.18
MAINSTAY VP DREYFUS
  LARGE COMPANY
  VALUE--INITIAL
  CLASS
without any Riders     $261.97   $  805.11   $1,374.93   $2,850.87
with IPP Rider         $307.15   $  939.67   $1,597.27   $3,357.79
with EBB Rider         $292.10   $  894.98   $1,523.70   $3,215.76
with IPP & EBB Riders  $337.27   $1,029.51   $1,746.02   $3,648.66
MAINSTAY VP EAGLE
  ASSET MANAGEMENT
  GROWTH EQUITY--
  INITIAL CLASS
without any Riders     $244.87   $  753.86   $1,289.66   $2,685.62
with IPP Rider         $290.11   $  889.11   $1,513.99   $3,196.96
with EBB Rider         $275.05   $  844.23   $1,439.79   $3,052.31
with IPP & EBB Riders  $320.30   $  979.45   $1,664.09   $3,493.33
MAINSTAY VP LORD
  ABBETT DEVELOPING
  GROWTH--INITIAL
  CLASS
without any Riders     $274.01   $  841.14   $1,434.67   $2,965.78
with IPP Rider         $319.14   $  975.17   $1,655.61   $3,469.51
with EBB Rider         $304.13   $  930.70   $1,582.53   $3,329.42
with IPP & EBB Riders  $349.24   $1,064.71   $1,803.46   $3,756.62
ALGER AMERICAN SMALL
  CAPITALIZATION--
  CLASS O SHARES
without any Riders     $260.97   $  802.12   $1,369.95   $2,841.28
with IPP Rider         $306.15   $  936.70   $1,592.40   $3,348.38
with EBB Rider         $291.10   $  892.00   $1,518.77   $3,206.25
with IPP & EBB Riders  $336.28   $1,026.59   $1,741.24   $3,639.61
CALVERT SOCIAL
  BALANCED
without any Riders     $254.94   $  784.06   $1,339.93   $2,783.18
with IPP Rider         $300.13   $  918.85   $1,563.05   $3.291.89
with EBB Rider         $285.09   $  874.11   $1,489.22   $3,148.82
with IPP & EBB Riders  $330.29   $1,008.94   $1,712.37   $3,585.04

                                EXPENSES IF YOU ANNUITIZE                          EXPENSES IF YOU
                                       YOUR POLICY                              SURRENDER YOUR POLICY
                       -------------------------------------------   -------------------------------------------
INVESTMENT DIVISION     1 YR       3 YR        5 YR        10 YR      1 YR       3 YR        5 YR        10 YR
-------------------    -------   ---------   ---------   ---------   -------   ---------   ---------   ---------
DREYFUS IP TECHNOLOGY
  GROWTH--INITIAL
  SHARES
without any Riders     $414.38   $  777.99   $1,329.87   $2,763.73   $414.38   $  947.69   $1,482.74   $2.763.73
with IPP Rider         $458.88   $  912.93   $1,553.26   $3,273.00   $458.88   $1,080.35   $1,702.73   $3,273.00
with EBB Rider         $444.06   $  868.15   $1,479.38   $3,129.63   $444.06   $1,036.32   $1,629.97   $3,129.63
with IPP & EBB Riders  $488.46   $1,003.07   $1,702.75   $3.566.83   $488.56   $1,168.97   $1,849.94   $3,566.83

FIDELITY(R) VIP
  CONTRAFUND(R)--
  INITIAL CLASS
without any Riders     $393.59   $  714.51   $1,223.99   $2,557.26   $393.59   $  885.28   $1,378.48   $2,557.26
with IPP Rider         $438.16   $  850.29   $1,449.84   $3,071.99   $438.16   $1,018.77   $1,600.88   $3,071.99
with EBB Rider         $423.31   $  805.20   $1,375.08   $2,925.24   $423.31   $  974.44   $1,527.27   $2,925.24
with IPP & EBB Riders  $467.90   $  941.01   $1,600.96   $3,372.60   $467.90   $1,107.96   $1,749.71   $3,372.60

FIDELITY(R) VIP
  EQUITY
  INCOME--INITIAL
  CLASS
without any Riders     $382.67   $  681.09   $1,168.07   $2,447.27   $382.67   $  852.43   $1,323.41   $2,447.27
with IPP Rider         $427.32   $  817.34   $1,395.23   $2,964.90   $427.32   $  986.38   $1,547.11   $2,964.90
with EBB Rider         $412.45   $  772.11   $1,320.06   $2.816.36   $412.45   $  941.91   $1,473.08   $2,816.36
with IPP & EBB Riders  $457.08   $  908.38   $1,547.24   $3,269.15   $457.08   $1,075.87   $1,696.80   $3,269.15

JANUS ASPEN SERIES
  BALANCED--
  INSTITUTIONAL
  SHARES
without any Riders     $392.58   $  711.46   $1,218.90   $2,547.31   $392.58   $  882.29   $1,373.47   $2,547.31
with IPP Rider         $437.13   $  846.73   $1,443.19   $3,055.12   $437.13   $1,015.27   $1,594.33   $3,055.12
with EBB Rider         $422.33   $  802.21   $1,370.11   $2,915.41   $422.33   $  971.50   $1,522.37   $2,915.41
with IPP & EBB Riders  $466.87   $  937.48   $1,594.40   $3,356.07   $466.87   $1,104.49   $1,743.24   $3,356.07

JANUS ASPEN SERIES
  WORLDWIDE GROWTH--
  INSTITUTIONAL
  SHARES
without any Riders     $395.56   $  720.57   $1,234.13   $2,577.15   $395.56   $  891.24   $1,388.46   $2,577.15
with IPP Rider         $440.15   $  856.27   $1,459.70   $3,091.29   $440.15   $1,024.64   $1,610.60   $3,091.29
with EBB Rider         $425.30   $  811.25   $1,385.11   $2,944.93   $425.30   $  980.39   $1,537.14   $2,944.83
with IPP & EBB Riders  $469.88   $  946.95   $1,610.72   $3,391.29   $469.88   $1,113.79   $1,759.31   $3,391.29

MFS(R) INVESTORS
  TRUST SERIES--
  INITIAL CLASS
without any Riders     $413.38   $  774.99   $1,324.86   $2,754.02   $413.38   $  944.74   $1,477.81   $2,754.02
with IPP Rider         $457.88   $  909.94   $1,548.36   $3,263.54   $457.86   $1,077.42   $1,697.90   $3,263.54
with EBB Rider         $443.07   $  865.16   $1,474.43   $3,120.00   $443.07   $1,033.39   $1,625.10   $3,120.00
with IPP & EBB Riders  487.57 $  $1,000.11   $1,697.93   $3,557.65   $487.57   $1,166.06   $1,845.19   $3,557.65

MFS(R) RESEARCH
  SERIES--INITIAL
  CLASS
without any Riders     $412.40   $  771.98   $1,319.83   $2,744.26   $412.40   $  941.78   $1,472.86   $2,744.26
with IPP Rider         456.90 $  $  906.97   $1,543.46   $3,254.06   $456.90   $1,074.49   $1,693.08   $3,254.06
with EBB Rider         $442.09   $  862.16   $1,469.48   $3,110.34   $442.09   $1,030.44   $1,620.22   $3,110.34
with IPP & EBB Riders  $486.59   $  997.18   $1,693.10   $3,548.49   $486.59   $1,163.18   $1,840.44   $3,548.49

                                 EXPENSES IF YOU DO NOT
                                  SURRENDER YOUR POLICY
                       -------------------------------------------
INVESTMENT DIVISION     1 YR       3 YR        5 YR        10 YR
-------------------    -------   ---------   ---------   ---------
DREYFUS IP TECHNOLOGY
  GROWTH--INITIAL
  SHARES
without any Riders     $252.91   $  777.99   $1,329.87   $2,763.73
with IPP Rider         $298.14   $  912.93   $1,553.26   $3,273.00
with EBB Rider         $283.08   $  868.15   $1,479.38   $3,129.63
with IPP & EBB Riders  $328.30   $1,003.07   $1,702.75   $3,566.83
FIDELITY(R) VIP
  CONTRAFUND(R)--
  INITIAL CLASS
without any Riders     $231.78   $  714.51   $1,223.99   $2,557.26
with IPP Rider         $277.08   $  850.29   $1,449.84   $3,071.99
with EBB Rider         $261.99   $  805.20   $1,375.08   $2,925.24
with IPP & EBB Riders  $307.31   $  941.01   $1,600.96   $3,372.60
FIDELITY(R) VIP
  EQUITY
  INCOME--INITIAL
  CLASS
without any Riders     $220.69   $  681.09   $1,168.07   $2,447.27
with IPP Rider         $266.06   $  817.34   $1,395.23   $2,964.90
with EBB Rider         $250.95   $  772.11   $1,320.06   $2,816.36
with IPP & EBB Riders  $296.31   $  908.38   $1,547.24   $3,269.15
JANUS ASPEN SERIES
  BALANCED--
  INSTITUTIONAL
  SHARES
without any Riders     $230.76   $  711.46   $1,218.90   $2,547.31
with IPP Rider         $276.03   $  846.73   $1,443.19   $3,055.12
with EBB Rider         $260.99   $  802.21   $1,370.11   $2,915.41
with IPP & EBB Riders  $306.27   $  937.48   $1,594.40   $3,356.07
JANUS ASPEN SERIES
  WORLDWIDE GROWTH--
  INSTITUTIONAL
  SHARES
without any Riders     $233.79   $  720.57   $1,234.13   $2,577.15
with IPP Rider         $279.10   $  856.27   $1,459.70   $3,091.29
with EBB Rider         $264.02   $  811.25   $1,385.11   $2,944.93
with IPP & EBB Riders  $309.32   $  946.95   $1,610.72   $3,391.29
MFS(R) INVESTORS
  TRUST SERIES--
  INITIAL CLASS
without any Riders     $251.90   $  744.99   $1,324.86   $2,754.02
with IPP Rider         $297.12   $  909.94   $1,548.36   $3,263.54
with EBB Rider         $282.07   $  865.16   $1,474.43   $3,120.00
with IPP & EBB Riders  $327,30   $1,000.11   1,697.93 $  $3,557.65
MFS(R) RESEARCH
  SERIES--INITIAL
  CLASS
without any Riders     $250.90   $  771.98   $1,319.83   $2,744.26
with IPP Rider         $296.13   $  906.97   $1,543.46   $3,254.06
with EBB Rider         $281.08   $  862.16   $1,469.48   $3,110.34
with IPP & EBB Riders  $326.30   $  997.18   $1,693.10   $3,548.49

                                EXPENSES IF YOU ANNUITIZE                          EXPENSES IF YOU
                                       YOUR POLICY                              SURRENDER YOUR POLICY
                       -------------------------------------------   -------------------------------------------
INVESTMENT DIVISION     1 YR       3 YR        5 YR        10 YR      1 YR       3 YR        5 YR        10 YR
-------------------    -------   ---------   ---------   ---------   -------   ---------   ---------   ---------
MFS(R) UTILITIES
  SERIES--INITIAL
  CLASS
without any Riders     $419.32   $  793.07   $1,354.92   $2,812.25   $419.32   $  962.51   $1,507.41   $2,812.25
with IPP Rider         $463.79   $  927.76   $1,577.70   $3,320.17   $463.79   $1,094.93   $1,726.80   $3,320.17
with EBB Rider         $448.99   $  883.05   $1,504.01   $3,177.58   $448.99   $1,050.98   $1,654.23   $3,177.58
with IPP & EBB Riders  $493.46   $1,017.76   $1,726.81   $3,612.37   $493.46   $1,183.41   $1,873.63   $3,612.37

NEUBERGER BERMAN AMT
  MID-CAP GROWTH
without any Riders     $420.31   $  796.07   $1,359.91   $2,821,92   $420.31   $  965.46   $1,512.33   $2,821.92
with IPP Rider         $464.78   $  930.75   $1,582.62   $3,329.61   $464.78   $1,097.87   $1,731.64   $3,329.61
with EBB Rider         $449.99   $  886.05   $1,508.96   $3,187.16   $449.99   $1,053.92   $1,659.10   $3,187.16
with IPP & EBB Riders  $494.45   $1,020.71   $1,731.64   $3,621.48   $494.45   $1,186.31   $1,878.39   $3,621.48

T. ROWE PRICE EQUITY
  INCOME PORTFOLIO
without any Riders     $410.42   $  765.94   $1,309.81   $2,724.81   $410.42   $  935.85   $1,462.98   $2,724.81
with IPP Rider         $454.93   $  901.02   $1,533.65   $3,235.08   $454.93   $1,068.64   $1,683.42   $3,235.08
with EBB Rider         $440.11   $  856.17   $1,459.57   $3,091.03   $440.11   $1,024.55   $1,610.47   $3,091.03
with IPP & EBB Riders  $484.62   $  991.27   $1,683.45   $3,530.14   $484.62   $1,157.37   $1,830.93   $3,530.14

VAN ECK WORLDWIDE
  HARD ASSETS
without any Riders     $447.99   $  880.02   $1,499.00   $3,088.65   $447.99   $1,048.00   $1,649.29   $3,088.65
with IPP Rider         $492.33   $1,013.54   $1,718.46   $3,589.02   $492.33   $1,179.26   $1,865.41   $3,589.02
with EBB Rider         $477.56   $  969.21   $1,645.83   $3,450.87   $477.56   $1,135.88   $1,793.89   $3,450.87
with IPP & EBB Riders  $521.90   $1,102.72   $1,865.28   $3,782.03   $521.90   $1,266.94   $2,009.99   $3,872.03

VAN KAMPEN UIF
  EMERGING MARKETS
  EQUITY--CLASS I
without any Riders     $516.91   $1,087.01   $1,838.31   $3,722.22   $516.91   $1,251.49   $1,983.43   $3,722.22
with IPP Rider         $560.93   $1,217.66   $2,049.85   $4.204.29   $560.93   $1,379.93   $2,191.73   $4,204.29
with EBB Rider         $546.27   $1,174.29   $1.979.86   $4,076.42   $546.27   $1,337.29   $2,122.82   $4,076.42
with IPP & EBB Riders  $590.29   $1,304.93   $2,191.42   $4,466.33   $590.29   $1,465.73   $2,331.14   $4,466.33

                                 EXPENSES IF YOU DO NOT
                                  SURRENDER YOUR POLICY
                       -------------------------------------------
INVESTMENT DIVISION     1 YR       3 YR        5 YR        10 YR
-------------------    -------   ---------   ---------   ---------
MFS(R) UTILITIES
  SERIES--INITIAL
  CLASS
without any Riders     $257.94   $  793.07   $1,354.92   $2,812.25
with IPP Rider         $303.13   $  927.76   $1,577.70   $3,320.17
with EBB Rider         $288.09   $  883.05   $1,504.01   $3,177.58
with IPP & EBB Riders  $333.28   $1,017.76   $1,726.81   $3,612.37
NEUBERGER BERMAN AMT
  MID-CAP GROWTH
without any Riders     $258.95   $  796.07   $1,359.91   $2,821.92
with IPP Rider         $304.14   $  930.75   $1,582.62   $3,329.61
with EBB Rider         $289.10   $  886.05   $1,508.96   $3,187.16
with IPP & EBB Riders  $334.29   $1,020.71   $1,731.64   $3,621.48
T. ROWE PRICE EQUITY
  INCOME PORTFOLIO
without any Riders     $248.89   $  765.94   $1,309.81   $2,744.26
with IPP Rider         $294.13   $  901.02   $1,533.65   $3,235.08
with EBB Rider         $279.06   $  856.17   $1,459.57   $3,091.03
with IPP & EBB Riders  $324.30   $  991.27   $1,683.45   $3,530.14
VAN ECK WORLDWIDE
  HARD ASSETS
without any Riders     $287.07   $  880.02   $1,499.00   $3,088.65
with IPP Rider         $332.13   $1,013.54   $1,718.46   $3,589.02
with EBB Rider         $317.12   $  969.21   $1,645.83   $3,450.87
with IPP & EBB Riders  $362.19   $1,102.72   $1,865.28   $3,872.03
VAN KAMPEN UIF
  EMERGING MARKETS
  EQUITY--CLASS I
without any Riders     $357.11   $1,087.01   $1,838.31   $3,722.22
with IPP Rider         $401.86   $1,217.66   $2,049.85   $4,204.29
with EBB Rider         $386.95   $1,174.29   $1,979.86   $4,076.42
with IPP & EBB Riders  $431.70   $1,304.93   $2,191.42   $4,466.33

         QUESTIONS AND ANSWERS ABOUT MAINSTAY PLUS II VARIABLE ANNUITY

     NOTE: THE FOLLOWING SECTION CONTAINS BRIEF QUESTIONS AND ANSWERS ABOUT MAINSTAY PLUS II VARIABLE ANNUITY. YOU SHOULD REFER TO THE BODY OF THIS PROSPECTUS FOR MORE DETAILED INFORMATION.

1. WHAT IS MAINSTAY PLUS II VARIABLE ANNUITY?

     MainStay Plus II Variable Annuity is a Flexible Premium Deferred Variable Retirement Annuity policy. NYLIAC issues the policy. You may allocate premium payments to one or more of the Investment Divisions of the Separate Account, or to one or both of the Fixed Accounts. In addition, you may also allocate premium payments to one or more DCA Advantage Plan Accounts. The Accumulation Value will fluctuate according to the performance of the Investment Divisions selected and the interest credited on amounts in the Fixed Accounts and the DCA Advantage Plan Accounts.

2. WHERE CAN I ALLOCATE MY PREMIUM PAYMENT?

     (a) You can allocate your premium payments to one or more of the following Allocation Alternatives:

        (i) SEPARATE ACCOUNT

             The Separate Account has 37 Investment Divisions, 31 of which are currently available under this product. The available Investment Divisions are listed on the first page of this Prospectus. When you allocate a premium payment to one of the Investment Divisions, the Separate Account will invest your premium payment exclusively in shares of the corresponding Eligible Portfolio of the relevant Fund.

        (ii) FIXED ACCOUNTS

             Each premium payment, or the portion of any premium payment, you allocate to either of the Fixed Accounts will reflect a guaranteed interest rate. (See "The Fixed Accounts.")

     (b) You can also allocate your premium payments to the DCA Advantage Plan. The DCA Advantage Plan consists of three DCA Advantage Plan Accounts: a 6-month, 12-month and an 18-month account. NYLIAC will credit interest to amounts held in the DCA Advantage Plan Accounts at rates we have set in advance. The DCA Advantage Plan allows you to set up automatic dollar cost averaging from the DCA Advantage Plan Accounts into the Investment Divisions and/or the 1-Year Fixed Account. (See "DCA Advantage Plan Accounts.")

3. CAN I MAKE TRANSFERS AMONG THE INVESTMENT DIVISIONS AND THE FIXED ACCOUNTS?

     You can transfer all or part of the Accumulation Value of your policy between the Investment Divisions or from the Investment Divisions to the 1-Year Fixed Account at least 30 days before the Annuity Commencement Date, although certain restrictions may apply. Transfers from the Investment Divisions or the 1-Year Fixed Account into the 3-Year Fixed Account are not permitted. Generally, you can transfer a minimum amount of $500, unless we agree otherwise. You can make unlimited transfers each Policy Year, subject to the "Limits on Transfers" section. We reserve the right to charge up to $30 for each transfer after the first twelve in a given Policy Year. (See "Transfers.") You may not transfer money into the 1-Year Fixed Account if you transferred money out of either of the Fixed Accounts during the previous six-month period. Transfers into the 3-Year Fixed Account are not permitted.

     You can make transfers from the Fixed Accounts and the DCA Advantage Plan Accounts, although certain restrictions may apply. (See "The Fixed Accounts" and "The DCA Advantage Plan Accounts.") In addition, you can request transfers through the traditional Dollar Cost Averaging, Automatic Asset Reallocation, or Interest Sweep options described in this Prospectus.

4. WHAT CHARGES ARE ASSESSED AGAINST THE POLICY?

     Before the date we start making Income Payments to you, we will deduct a policy service charge of $30 on each Policy Anniversary and upon surrender of the policy if on that date the Accumulation Value is below $50,000. In addition, we deduct a daily charge for certain mortality and expense risks NYLIAC assumes and for policy administration expenses. This charge is 1.45% (annualized) of the daily average Variable Accumulation Value. (See "Other Charges.")

     We impose a surrender charge on certain partial withdrawals or surrenders of the policies based on the amount of premium payments made. This charge is assessed as a percentage of the amount withdrawn during the first seven Payment Years following each premium payment. We keep track of each premium payment and assess a charge based on the length of time a premium payment is in your policy before it is withdrawn. The percentage declines after the first three Payment Years as follows:

                                                              SURRENDER
                        PAYMENT YEAR                           CHARGE
                        ------------                          ---------
1...........................................................     7%
2...........................................................     7%
3...........................................................     7%
4...........................................................     6%
5...........................................................     6%
6...........................................................     5%
7...........................................................     4%
8+..........................................................     0%

     For purposes of calculating the surrender charge, we treat withdrawals as coming from the oldest premium payment first (on a first-in, first-out basis).

     You can make withdrawals from the policy free of surrender charges based on certain limitations. In any one Policy Year, you may withdraw free of a surrender charge the greatest of (a) 10% of the Accumulation Value at the time of withdrawal; (b) 10% of the Accumulation Value as of the prior Policy Anniversary; or (c) the Accumulation Value less the accumulated premium payments, all less any prior surrender charge free withdrawals during the policy year. (See "Surrender Charges" and "Exceptions to Surrender Charges.")

     If you select the Investment Protection Plan Rider, we will deduct a charge on each policy quarter, based on the amount that is guaranteed. (See "Other Charges--Investment Protection Plan Rider Charge"). The maximum annual charge for this feature is 1% of the amount that is guaranteed. The current charge for this rider is 0.45% of the amount that is guaranteed, applied on a quarterly basis (0.1125% per quarter). We may deduct a charge from your Accumulation Value if you cancel the Investment Protection Plan Rider. We call this charge a Rider Risk Charge Adjustment. (See "Other Charges--Rider Risk Charge Adjustment.") The maximum Rider Risk Charge Adjustment is 2% of the amount that is guaranteed. We set both of these charges at our sole discretion, subject to the stated maximums. You should consult with your registered representative to determine the percentages we are currently charging before you select the Investment Protection Plan Rider. We will not increase either of these charges after the date the Rider becomes effective for the Investment Protection Plan.

     If you select the Enhanced Beneficiary Benefit ("EBB") Rider (in jurisdictions where available), we will deduct a charge on the first Business Day of each policy quarter that the Rider is in effect based on the Accumulation Value as of that date. We will deduct this charge beginning with the first policy quarter after the Policy date. This charge will be deducted from each Allocation Alternative and from each DCA Account, if applicable, in proportion to its percentage of the Accumulation Value on the first Business Day of the applicable quarter. The maximum annual charge is 1.00% of the policy's Accumulation Value, applied on a quarterly basis. We may set a lower charge at our sole discretion. The current charge for the EBB Rider is 0.30% of the policy's Accumulation Value, applied on a quarterly basis (0.075% per quarter). This charge will not change once your policy is issued.

     Finally, the value of the shares of each Fund reflects advisory fees, administration fees and other expenses deducted from the assets of each Fund. (See the Fund prospectuses which accompany this Prospectus.)

5. WHAT ARE THE MINIMUM INITIAL AND MAXIMUM ADDITIONAL PREMIUM PAYMENTS?

     Unless we permit otherwise, except for policies issued to fund a Pension Plan, the minimum initial premium payment is $2,000 for Qualified Policies and $5,000 for Non-Qualified Policies. Except for policies issued to fund a Pension Plan, the minimum additional payment is $500 or such lower amount as we may permit at any time. In those states where the modified version of the policy is offered, additional payments are allowed only during the first Policy Year.

     Unless we permit otherwise, the minimum initial and additional premiums for policies issued to fund a Pension Plan is $10,000. In those states where the modified version of the policy is offered, additional premium payments are allowed only during the first Policy Year. You have a choice of sending premium payments directly to NYLIAC or through pre-authorized monthly deductions from banks, credit unions or similar accounts. We may agree to other methods of payment. The maximum aggregate amount of premium payments we accept is up to $1,000,000 without prior approval. Withdrawals will not reduce the aggregate amount of premium payments. For Qualified Policies, you may not make premium payments in excess of the amount permitted by law for the plan.

6. HOW ARE PREMIUM PAYMENTS ALLOCATED?

     We will allocate the initial premium payment to the Investment Divisions, Fixed Accounts and/or DCA Advantage Plan Accounts which you selected within two Business Days after receipt, subject to our receipt of all information necessary to issue a policy. Subsequent premium payments will be allocated at the close of the Business Day on which they are received.

     Currently, you may allocate the initial premium payment and thereafter may maintain the Accumulation Value in up to 18 Investment Divisions and the DCA Advantage Plan Accounts inclusively, plus the Fixed Accounts. (See "Automatic Asset Reallocation.") Moreover, you may raise or lower the percentages (which must be in whole numbers) of the premium payment you place in each Allocation Alternative at the time you make a premium payment. The minimum amount which you may place in any one Allocation Alternative is $25, or such lower amount as we may permit. The minimum amount which you may place in any DCA Advantage Plan Account is $5,000. We reserve the right to limit the amount of a premium payment that may be placed in any one Allocation Alternative and/or any DCA Advantage Plan Account and the number of Allocation Alternatives and DCA Advantage Plan Accounts to which you allocate your Accumulation Value.

7. MAY WE TERMINATE YOUR POLICY?

     If we do not receive any premium payments for a period of two years (except for those states that offer the modified version of the policy), and both the Accumulation Value of your policy and your total premium payments less any withdrawals and surrender charges are less than $2,000, we reserve the right to terminate your policy, subject to applicable state laws. We will notify you of our intention to exercise this right 90 days prior to terminating your policy. If we terminate your policy, we will pay you the Accumulation Value of your policy in one lump sum.

8. CAN I WITHDRAW MONEY FROM THE POLICY BEFORE THE ANNUITY COMMENCEMENT DATE?

     You may make withdrawals from your policy before the Annuity Commencement Date and while the Annuitant is alive. Your withdrawal request must be in a form that is acceptable to us. Under most circumstances, you may make a minimum partial withdrawal of $500. Withdrawals may be subject to a surrender charge. In addition, you may have to pay income tax and a 10% penalty tax may apply if you are under age 59 1/2. (See "Distributions Under the Policy" and "Federal Tax Matters.")

9. HOW WILL NYLIAC MAKE INCOME PAYMENTS ON THE ANNUITY COMMENCEMENT DATE?

     We will make Income Payments on a fixed basis. We do not currently offer a variable income payment option. We will make payments under the Life Income Payment Option over the life of the Annuitant with a guarantee of 10 years of payments, even if the Annuitant dies sooner. Income Payments will always be the same specified amount. (See "Income Payments.") We may offer other options, at our discretion, where permitted by state law.

10. WHAT HAPPENS IF I DIE OR THE ANNUITANT DIES BEFORE THE ANNUITY COMMENCEMENT DATE?

     If you or the Annuitant dies before the Annuity Commencement Date, we will pay the Beneficiary under the policy an amount equal to the greatest of:

        (a) the Accumulation Value, less any outstanding loan balance,

        (b) the sum of all premium payments made, less any outstanding loan balance, partial withdrawals and surrender charges previously imposed, less any rider charges, or

        (c) the "reset value" (as described under "Death Before Annuity Commencement" in this Prospectus) plus any additional premium payments made since the most recent "reset date," less any outstanding loan balance, proportional withdrawals made since the most recent Reset Anniversary, any surrender charges applicable to such proportional withdrawals, and any rider charges since the last Reset Anniversary.

     If the Beneficiary is the spouse of the Annuitant and the owner, see Question 11. (Also see "Death Before Annuity Commencement" and "Federal Tax Matters.")

11. WHAT HAPPENS IF MY SPOUSE IS THE BENEFICIARY?

     If you are the owner and Annuitant and you die before the Annuity Commencement Date, your spouse may continue the policy as the new owner and Annuitant if he/she is also the sole primary Beneficiary (for Non-Qualified, IRA, Roth IRA, TSA and SEP policies; Inherited IRA policies are excluded). If your spouse chooses to continue the policy, we will not pay the death benefit proceeds as a consequence of your death, or the Annuitant's death. If you select the EBB Rider and the Enhanced Spousal Contingency (ESC) Rider applies, see the EBB and ESC Riders for details.

12. MAY I RETURN THE POLICY AFTER IT IS DELIVERED?

     You may cancel the policy by returning it or providing written notification to us, or to the registered representative through whom you purchased it, within 10 days of delivery of the policy or such longer period as required under state law. Except in jurisdictions where you are entitled by law to receive the total of premium payments less any prior partial withdrawals, we will return the Accumulation Value on the date we receive the policy. We will set forth the provision in your policy.

13. WHAT ABOUT VOTING RIGHTS?

     You can instruct NYLIAC how to vote shares of the Funds in which you have a voting interest through the Separate Account. (See "Voting Rights.")

14. HOW WILL NYLIAC CALCULATE INVESTMENT PERFORMANCE OF THE SEPARATE ACCOUNT?

     YIELDS. The yield of the MainStay VP Cash Management Investment Division refers to the annualized income generated by an investment in that Investment Division over a specified seven-day period. In calculating the yield, we assume that the income generated for that seven-day period is generated each seven-day period over a 52-week period. The current yield is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned in the MainStay VP Cash Management Investment Division is assumed to be reinvested. The effective yield may be slightly higher than the yield because of the compounding effect of this assumed reinvestment. For the seven-day period ended December 31, 2002, the MainStay VP Cash Management Investment Division's yield and effective yield were -0.49% and -0.49%, respectively.

     The yield of the MainStay VP Government--Initial Class, MainStay VP High Yield Corporate Bond--Initial Class or MainStay VP Bond--Initial Class Investment Divisions refers to the annualized income generated in that Investment Division over a specified 30-day period. In calculating the yield, we assume that the income generated by the investment during that 30-day period is generated each 30-day period over a 12-month period. The current yield is shown as a percentage of the investment. For the 30-day period ended December 31, 2002, the annualized yields for the MainStay VP Government--Initial Class, MainStay VP High Yield Corporate Bond--Initial Class and MainStay VP Bond--Initial Class Investment Divisions were 1.29%, 9.03% and 2.2%, respectively.

     The yield calculations do not reflect the effect of any surrender charge that may be applicable to a particular policy. To the extent that the surrender charge is applicable to a particular policy, the yield of that policy will be reduced. Past performance is no indication of future performance. For additional information regarding the yields described above, please refer to the Statement of Additional Information.

     TOTAL RETURN CALCULATION. The following tables present performance data for each of the Investment Divisions for periods ending December 31, 2002. The average annual total return (if surrendered) data reflect all Separate Account and Fund annual expenses shown in the Table of Fees and Expenses. The average annual total return (if surrendered) figures assume the policy is surrendered at the end of the periods shown. The average annual total return (if surrendered) figures assume that the policy is surrendered at the end of the periods shown. The annual policy service charge, which is charged to policies with an Accumulation Value of less than $50,000, is not reflected. This fee, if applicable, would reduce the rates of return. The average annual total return (no surrenders) does not reflect the deduction of any surrender charges. All rates of return include the reinvestment of investment income, including interest and dividends.

     Certain Portfolios existed prior to the date that they were added to an Investment Division of the Separate Account. For periods prior to an Investment Division's inception date, the performance of the Investment Division was derived from the performance of the corresponding portfolios, as modified to reflect the Separate Account and Fund annual expenses as if the policy had been available during the periods shown. The results shown are not an estimate or guarantee of future investment performance for the Investment Divisions.

                      (This page intentionally left blank)

                          AVERAGE ANNUAL TOTAL RETURN
                     (FOR PERIODS ENDED DECEMBER 31, 2002)


                                                       MAINSTAY VP                                           MAINSTAY VP
                                    MAINSTAY VP          CAPITAL         MAINSTAY VP       MAINSTAY VP         EQUITY
                                       BOND--         APPRECIATION--         CASH         CONVERTIBLE--       INCOME--
    INVESTMENT DIVISIONS:          INITIAL CLASS      INITIAL CLASS       MANAGEMENT      INITIAL CLASS     INITIAL CLASS
    ---------------------          -------------      -------------      -----------      -------------     -------------
  PORTFOLIO INCEPTION DATE:         1/23/84            1/29/93           1/29/93           10/1/96           7/2/01
------------------------------
INVESTMENT DIVISION INCEPTION DATE:
-----------------------------------        5/10/02            5/10/02           5/10/02           5/10/02           5/10/02
AVERAGE ANNUAL TOTAL RETURN (IF
SURRENDERED)
1 Year..........................             1.11%            -36.12%            -6.40%           -14.95%           -21.11%
3 Year..........................             5.91%            -24.79%             0.05%            -8.44%                --
5 Year..........................             4.63%             -6.28%             1.66%             2.32%                --
10 Year.........................             5.70%                 --                --                --                --
Since Portfolio Inception.......             7.73%              5.07%             2.88%             4.93%           -15.58%
Since Investment Division
  Inception*....................             0.94%            -30.06%            -6.43%           -13.11%           -24.16%

AVERAGE ANNUAL TOTAL RETURN (NO
SURRENDERS)
1 Year..........................             7.91%            -31.83%            -0.10%            -9.23%           -15.80%
3 Year..........................             7.95%            -23.14%             2.24%            -6.43%                --
5 Year..........................             5.61%             -5.23%             2.76%             3.39%                --
10 Year.........................             5.70%                 --                --                --                --
Since Portfolio Inception.......             7.73%              5.07%             2.88%             5.42%           -11.85%
Since Investment Division
  Inception*....................             7.72%            -25.36%            -0.13%            -7.27%           -19.06%

                                     MAINSTAY VP        MAINSTAY VP       MAINSTAY VP       MAINSTAY VP
                                      AMERICAN         DREYFUS LARGE      EAGLE ASSET       LORD ABBETT      ALGER AMERICAN
                                       CENTURY            COMPANY         MANAGEMENT        DEVELOPING           SMALL
                                  INCOME & GROWTH--       VALUE--       GROWTH EQUITY--      GROWTH--       CAPITALIZATION--
    INVESTMENT DIVISIONS:           INITIAL CLASS      INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     CLASS O SHARES
    ---------------------         -----------------    -------------    ---------------    -------------     --------------
  PORTFOLIO INCEPTION DATE:          5/1/98              5/1/98           5/1/98             5/1/98           9/21/88
------------------------------
INVESTMENT DIVISION INCEPTION DATE:
-----------------------------------         5/10/02            5/10/02           5/10/02           5/10/02           5/10/02
AVERAGE ANNUAL TOTAL RETURN (IF
SURRENDERED)
1 Year..........................            -25.68%            -28.76%           -33.70%           -34.42%           -31.87%
3 Year..........................            -16.14%            -11.03%           -21.50%           -21.83%           -30.23%
5 Year..........................                 --                 --                --                --           -11.20%
10 Year.........................                 --                 --                --                --            -0.16%
Since Portfolio Inception.......             -5.99%             -5.64%            -1.53%           -11.22%             6.94%
Since Investment Division
  Inception*....................            -23.64%            -25.16%           -26.01%           -27.64%           -23.29%

AVERAGE ANNUAL TOTAL RETURN (NO
SURRENDERS)
1 Year..........................            -20.68%            -23.97%           -29.24%           -30.01%           -27.29%
3 Year..........................            -14.30%             -9.07%           -14.77%           -20.12%           -28.70%
5 Year..........................                 --                 --                --                --           -10.21%
10 Year.........................                 --                 --                --                --            -0.16%
Since Portfolio Inception.......             -4.86%             -4.52%            -0.35%           -10.16%             6.94%
Since Investment Division
  Inception*....................            -18.50%            -20.12%           -21.03%           -22.78%           -18.13%

------------


* Performance is calculated as of the initial date a deposit was received in the Investment Division.

                                     MAINSTAY VP
                     MAINSTAY VP     HIGH YIELD      MAINSTAY VP     MAINSTAY VP     MAINSTAY VP
     MAINSTAY VP       GROWTH         CORPORATE        INDEXED      INTERNATIONAL     SMALL CAP      MAINSTAY VP      MAINSTAY VP
    GOVERNMENT--      EQUITY--         BOND--         EQUITY--        EQUITY--        GROWTH--      TOTAL RETURN--      VALUE--
    INITIAL CLASS   INITIAL CLASS   INITIAL CLASS   INITIAL CLASS   INITIAL CLASS   INITIAL CLASS   INITIAL CLASS    INITIAL CLASS
    -------------   -------------   -------------   -------------   -------------   -------------   --------------   -------------
     1/29/93         1/23/84          5/1/95         1/29/93          5/1/95          7/2/01         1/29/93           5/1/95
       5/10/02         5/10/02         5/10/02         5/10/02         5/10/02         5/10/02         5/10/02          5/10/02
         1.45%         -30.05%          -5.75%         -28.17%         -11.73%         -32.04%         -22.95%          -27.09%
         5.93%         -18.84%          -3.30%         -17.77%         -15.47%              --         -13.85%           -7.06%
         4.57%          -2.54%           0.55%          -3.28%          -1.35%              --          -1.37%           -3.85%
            --           7.33%              --              --              --              --              --               --
         5.19%           8.47%           5.64%           7.38%           2.20%         -25.36%           5.60%            5.21%
         0.59%         -24.28%          -9.43%         -23.12%         -17.35%         -30.55%         -18.24%          -28.15%

         8.27%         -25.34%           0.59%         -23.34%          -5.79%         -27.47%         -17.77%          -22.19%
         7.97%         -16.55%          -1.18%         -15.96%         -13.61%              --         -11.96%           -5.03%
         5.55%          -1.45%           1.67%          -2.20%          -0.24%              --          -0.27%           -2.78%
            --           7.33%              --              --              --              --              --               --
         5.19%           8.47%           5.64%           7.38%           2.20%         -22.06%           5.60%            5.21%
         7.36%         -19.19%          -3.34%         -17.96%         -11.80%         -25.88%         -12.74%          -23.32%

                                                                                         JANUS ASPEN
                                                                         JANUS ASPEN       SERIES
                       DREYFUS IP                        FIDELITY(R)       SERIES         WORLDWIDE         MFS(R)
                       TECHNOLOGY     FIDELITY(R) VIP    VIP EQUITY-     BALANCED--       GROWTH--        INVESTORS
    CALVERT SOCIAL      GROWTH--      CONTRAFUND(R)--     INCOME--      INSTITUTIONAL   INSTITUTIONAL   TRUST SERIES--
       BALANCED      INITIAL SHARES    INITIAL CLASS    INITIAL CLASS      SHARES          SHARES       INITIAL CLASS
    --------------   --------------   ---------------   -------------   -------------   -------------   --------------
      9/2/86          8/31/99           1/3/95           10/9/86         9/13/93         9/13/93         10/9/95
       55/10/02         5/10/02           5/10/02          5/10/02         5/10/02         5/10/02         5/10/02
       -18.87%          -44.05%           -16.28%          -23.30%         -13.60%         -31.20%         -27.01%
       -10.77%          -35.74%           -12.66%           -8.43%          -7.87%         -24.11%         -15.89%
        -1.87%               --             1.10%           -2.21%           5.72%          -1.88%          -5.29%
         5.07%               --                --            8.22%              --              --              --
         6.32%          -23.17%            10.66%            8.36%          10.27%           8.81%           4.17%
       -13.56%          -32.91%           -19.15%          -23.62%         -13.85%         -27.05%         -23.74%

       -13.42%          -40.28%           -10.66%          -18.14%          -7.79%         -26.58%         -22.10%
        -8.81%          -34.33%           -10.74%           -6.43%          -5.85%         -22.44%         -14.05%
        -0.78%               --             2.23%           -1.12%           6.66%          -0.78%          -4.23%
         5.07%               --                --            8.22%              --              --              --
         6.32%          -21.88%            10.66%            8.36%          10.27%           8.81%           4.17%
        -7.74%          -28.40%           -13.71%          -18.48%          -8.06%         -22.14%         -18.62%

      7/26/95
        -30.31%
        -20.25%
         -5.72%
             --
          2.90%
        -26.11%
        -25.62%
        -18.50%
         -4.67%
             --
          2.90%
        -21.14%


                                                              NEUBERGER     T. ROWE PRICE                      VAN KAMPEN
                                              MFS(R)          BERMAN AMT       EQUITY          VAN ECK        UIF EMERGING
                                        UTILITIES SERIES--     MID-CAP         INCOME         WORLDWIDE     MARKETS EQUITY--
       INVESTMENT DIVISIONS:              INITIAL CLASS         GROWTH        PORTFOLIO      HARD ASSETS        CLASS I
       ---------------------              -------------       ----------      ---------      -----------    ----------------
     PORTFOLIO INCEPTION DATE:             1/3/95             11/3/97        3/31/94          9/1/89          10/1/96
------------------------------------
INVESTMENT DIVISION INCEPTION DATE:
-----------------------------------          5/10/02           5/10/02         5/10/02         5/10/02          5/10/02
AVERAGE ANNUAL TOTAL RETURN (IF
SURRENDERED)
1 Year..............................         -28.67%           -34.75%         -19.77%         -10.28%          -15.87%
3 Year..............................         -17.46%           -23.83%          -3.67%          -4.55%          -22.55%
5 Year..............................          -3.16%            -1.46%          -0.29%          -6.54%           -7.52%
10 Year.............................              --                --              --           3.55%               --
Since Portfolio Inception...........           7.64%             1.84%           9.38%           1.21%           -6.31%
Since Investment Division
  Inception*........................          -4.57%            -9.27%         -22.99%         -21.09%          -26.20%

AVERAGE ANNUAL TOTAL RETURN (NO
SURRENDERS)
1 Year..............................         -23.87%           -30.36%         -14.37%          -4.25%          -10.21%
3 Year..............................         -15.65%           -22.16%          -1.56%          -2.46%          -20.86%
5 Year..............................          -2.08%            -0.36%           0.82%          -5.50%           -6.49%
10 Year.............................              --                --              --           3.55%               --
Since Portfolio Inception...........           7.64%             2.72%           9.38%           1.21%           -5.76%
Since Investment Division
  Inception*........................           1.84%            -3.17%         -17.81%         -15.79%          -21.24%

------------

* Performance is calculated as of the initial date a deposit was received in the Investment Division.

     For additional information regarding the total return calculations described above, you should refer to the Statement of Additional Information.

15. ARE POLICY LOANS AVAILABLE?

     If you have purchased your policy in connection with a Tax-Sheltered Annuity "TSA" (Section 403(b)) plan, you may be able to borrow some of your Accumulation Value subject to certain conditions. (See "Loans.")

16. HOW DO I CONTACT MAINSTAY ANNUITIES OR NYLIAC?


REGULAR MAIL         MainStay Annuities                  EXPRESS MAIL         National City Corporation
                     2400 Reliable Parkway                                    MainStay Annuities/Lockbox #2400
                     Chicago, IL 60686                                        5635 S. Archer Avenue
                                                                              Chicago, IL 60638
CUSTOMER SERVICE     (800) 762-6212
AND UNIT VALUES

                              FINANCIAL STATEMENTS

     The balance sheet of NYLIAC as of December 31, 2002 and 2001 and the statements of income, of stockholder's equity and of cash flows for each of the three years in the period ended December 31, 2002 (including the report of independent accountants) and the Separate Account statement of assets and liabilities as of December 31, 2002 and the statement of operations, statement of changes in net assets and the financial highlights for each of the periods indicated in the Financial Statements (including the report of independent accountants) are included in the Statement of Additional Information. The independent accountants are PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, NY 10036.

                        CONDENSED FINANCIAL INFORMATION

     The following Accumulation Unit values and the number of Accumulation Units outstanding for each Investment Division for the fiscal year ended December 31, 2002 presented below are derived from the financial statements audited by PricewaterhouseCoopers LLP, independent accountants, included in the Statement of Additional Information. The policies were first offered for sale on May 10, 2002. Therefore, the values and units shown are for the period May 10, 2002 to December 31, 2002.

                                                             MAINSTAY VP                                    MAINSTAY VP
                                             MAINSTAY VP       CAPITAL       MAINSTAY VP    MAINSTAY VP       EQUITY
                                               BOND--       APPRECIATION--      CASH       CONVERTIBLE--     INCOME--
                                            INITIAL CLASS   INITIAL CLASS    MANAGEMENT    INITIAL CLASS   INITIAL CLASS
                                                2002             2002           2002           2002            2002
                                            -------------   --------------   -----------   -------------   -------------
Accumulation Unit value
  (beginning of period)...................      $10.00          $10.00         $ 1.00         $10.00           $10.00
Accumulation Unit value
  (end of period).........................      $10.77          $ 7.46         $ 1.00         $ 9.27           $ 8.09
Number of units outstanding
  (in 000s) (end of period)...............         571             396          4,949            396              422


                                             MAINSTAY VP
                                            GOVERNMENT--
                                            INITIAL CLASS
                                                2002
                                            -------------
Accumulation Unit value
  (beginning of period)...................     $10.00
Accumulation Unit value
  (end of period).........................     $10.74
Number of units outstanding
  (in 000s) (end of period)...............        865

                                                             MAINSTAY VP
                                             MAINSTAY VP     HIGH YIELD      MAINSTAY VP     MAINSTAY VP     MAINSTAY VP
                                               GROWTH         CORPORATE        INDEXED      INTERNATIONAL     SMALL CAP
                                              EQUITY--         BOND--         EQUITY--        EQUITY--        GROWTH--
                                            INITIAL CLASS   INITIAL CLASS   INITIAL CLASS   INITIAL CLASS   INITIAL CLASS
                                                2002            2002            2002            2002            2002
                                            -------------   -------------   -------------   -------------   -------------
Accumulation Unit value
  (beginning of period)...................      $10.00          $10.00          $10.00          $10.00          $10.00
Accumulation Unit value
  (end of period).........................      $ 8.08          $ 9.67          $ 8.20          $ 8.82          $ 7.41
Number of units outstanding
  (in 000s) (end of period)...............         367             776             660              80             243


                                             MAINSTAY VP
                                            TOTAL RETURN--
                                            INITIAL CLASS
                                                 2002
                                            --------------
Accumulation Unit value
  (beginning of period)...................      $10.00
Accumulation Unit value
  (end of period).........................      $ 8.73
Number of units outstanding
  (in 000s) (end of period)...............         236

                                                                                 MAINSTAY VP      MAINSTAY VP      MAINSTAY VP
                                                               MAINSTAY VP      DREYFUS LARGE     EAGLE ASSET      LORD ABBETT
                                             MAINSTAY VP    AMERICAN CENTURY       COMPANY        MANAGEMENT       DEVELOPING
                                               VALUE--      INCOME & GROWTH--      VALUE--      GROWTH EQUITY--     GROWTH--
                                            INITIAL CLASS     INITIAL CLASS     INITIAL CLASS    INITIAL CLASS    INITIAL CLASS
                                                2002              2002              2002             2002             2002
                                            -------------   -----------------   -------------   ---------------   -------------
Accumulation Unit value
  (beginning of period)...................      $10.00           $10.00            $10.00           $10.00            $10.00
Accumulation Unit value
  (end of period).........................      $ 7.67           $ 8.15            $ 7.99           $ 7.90            $ 7.72
Number of units outstanding
  (in 000s) (end of period)...............         505               65               101              141                42

                                             ALGER AMERICAN                 DREYFUS IP                        FIDELITY(R)
                                                 SMALL         CALVERT      TECHNOLOGY     FIDELITY(R) VIP    VIP EQUITY-
                                            CAPITALIZATION--    SOCIAL       GROWTH--      CONTRAFUND(R)--     INCOME--
                                             CLASS O SHARES    BALANCED   INITIAL SHARES    INITIAL CLASS    INITIAL CLASS
                                                  2002           2002          2002             2002             2002
                                            ----------------   --------   --------------   ---------------   -------------
Accumulation Unit value
  (beginning of period)...................       $10.00         $10.00        $10.00           $10.00           $10.00
Accumulation Unit value
  (end of period).........................       $ 8.19         $ 9.23        $ 7.16           $ 8.63           $ 8.15
Number of units outstanding
  (in 000s) (end of period)...............           46             38            51              425              270

                                             JANUS ASPEN
                                               SERIES
                                             BALANCED--
                                            INSTITUTIONAL
                                               SHARES
                                                2002
                                            -------------
Accumulation Unit value
  (beginning of period)...................      $10.00
Accumulation Unit value
  (end of period).........................      $ 9.19
Number of units outstanding
  (in 000s) (end of period)...............         884

                                             JANUS ASPEN
                                               SERIES                                                        NEUBERGER
                                              WORLDWIDE         MFS(R)          MFS(R)          MFS(R)        BERMAN
                                              GROWTH--        INVESTORS        RESEARCH        UTILITIES        AMT
                                            INSTITUTIONAL   TRUST SERIES--     SERIES--        SERIES--       MID-CAP
                                               SHARES       INITIAL CLASS    INITIAL CLASS   INITIAL CLASS    GROWTH
                                                2002             2002            2002            2002          2002
                                            -------------   --------------   -------------   -------------   ---------
Accumulation Unit value
  (beginning of period)...................      $10.00          $10.00          $10.00          $10.00        $10.00
Accumulation Unit value
  (end of period).........................      $ 7.79          $ 8.14          $ 7.89          $10.18        $ 9.68
Number of units outstanding
  (in 000s) (end of period)...............         267              57              45               4            16


                                            T. ROWE PRICE
                                               EQUITY
                                               INCOME
                                              PORTFOLIO
                                                2002
                                            -------------
Accumulation Unit value
  (beginning of period)...................     $10.00
Accumulation Unit value
  (end of period).........................     $ 8.22
Number of units outstanding
  (in 000s) (end of period)...............        420

                                                               VAN KAMPEN
                                                              UIF EMERGING
                                                  VAN ECK       MARKETS
                                                 WORLDWIDE      EQUITY--
                                                HARD ASSETS     CLASS I
                                                   2002           2002
                                                -----------   ------------
Accumulation Unit value
  (beginning of period)...................        $10.00         $10.00
Accumulation Unit value
  (end of period).........................        $ 8.42         $ 7.88
Number of units outstanding
  (in 000s) (end of period)...............            39             58

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
                            AND THE SEPARATE ACCOUNT

     NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

     New York Life Insurance and Annuity Corporation ("NYLIAC") is a stock life insurance company incorporated in Delaware in 1980. NYLIAC is licensed to sell life, accident and health insurance and annuities in the District of Columbia and all states. In addition to the policies we describe in this Prospectus, NYLIAC offers other life insurance policies and annuities.

     NYLIAC is a wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), a mutual life insurance company doing business in New York since 1845. NYLIAC held assets of $45 billion at the end of 2002. New York Life has invested in NYLIAC, and will occasionally make additional contributions to NYLIAC in order to maintain capital and surplus in accordance with state requirements.

     THE SEPARATE ACCOUNT

     The Separate Account was established on November 30, 1994, pursuant to resolutions of the NYLIAC Board of Directors. The Separate Account is registered as a unit investment trust with the Securities and Exchange Commission under the Investment Company Act of 1940. The Securities and Exchange Commission, however, does not supervise the management, or the investment practices or policies, of the Separate Account.

     Although the assets of the Separate Account belong to NYLIAC, these assets are held separately from our other assets. The Separate Account assets are not chargeable with liabilities incurred in any of NYLIAC's other business operations (except to the extent that assets in the Separate Account exceed the reserves and other liabilities of that Separate Account). The income, capital gains and capital losses incurred on the assets of the Separate Account are credited to or charged against the assets of the Separate Account, without regard to the income, capital gains or capital losses arising out of any other business NYLIAC may conduct. Therefore, the investment performance of the Separate Account is entirely independent of the investment performance of the Fixed Accounts, the DCA Accounts and any other separate account of NYLIAC.

     The Separate Account has 37 Investment Divisions, 31 of which are currently available under the product. Premium payments allocated to the Investment Divisions are invested solely in the corresponding Eligible Portfolios of the relevant Fund.

     THE PORTFOLIOS

     The assets of each Eligible Portfolio are separate from the others and each Portfolio has different investment objectives and policies. As a result, each Eligible Portfolio operates as a separate investment Fund and the investment performance of one Portfolio has no effect on the investment performance of any other Portfolio. Portfolios described in this prospectus are different from portfolios that may have similar names but are available directly to the general public. Investment results may differ.

     WE OFFER NO ASSURANCE THAT ANY OF THE ELIGIBLE PORTFOLIOS WILL ATTAIN THEIR RESPECTIVE STATED OBJECTIVES.

     The Funds also make their shares available to certain other separate accounts funding variable life insurance policies offered by NYLIAC. This is called "mixed funding." Except for the MainStay VP Series Fund, all other Funds also make their shares available to separate accounts of insurance companies unaffiliated with NYLIAC. This is called "shared funding." Although we do not anticipate any inherent difficulties arising from mixed and shared funding, it is theoretically possible that, due to differences in tax treatment or other considerations, the interests of owners of various contracts participating in a certain Fund might at some time be in conflict. The Board of Directors/Trustees of each Fund, each Fund's investment advisers, and NYLIAC are required to monitor events to identify any material conflicts that arise from the use of the Funds for mixed and shared funding. For more information about the risks of mixed and shared funding, please refer to the relevant Fund prospectus.

     We provide certain services to you in connection with the investment of premium payments in the Investment Divisions, which, in turn, invest in the Eligible Portfolios. These services include, among others, providing information about the Eligible Portfolios. We receive compensation from the Funds, or from the investment advisers or other service providers of the Funds (who may be affiliates of NYLIAC), in return for providing these services. Currently, we receive compensation under various arrangements in amounts ranging from 0.10% to 0.35% annually of the aggregate net asset value of the shares of some of the Eligible Portfolios held by the Investment Divisions.

     The Eligible Portfolios of the relevant Funds, along with their investment advisers, are listed in the following table:
--------------------------------------------------------------------------------


FUND                                INVESTMENT ADVISERS                 ELIGIBLE PORTFOLIOS
                                    -                                   -
MainStay VP Series Fund, Inc.       New York Life Investment            MainStay VP Bond--Initial Class
                                    Management LLC                      MainStay VP Capital Appreciation--Initial
                                                                        Class
                                                                        MainStay VP Cash Management
                                                                        MainStay VP Convertible--Initial Class
                                                                        MainStay VP Equity Income--Initial Class
                                                                        MainStay VP Government--Initial Class
                                                                        MainStay VP Growth Equity--Initial Class
                                                                        MainStay VP High Yield Corporate Bond--
                                                                          Initial Class
                                                                        MainStay VP Indexed Equity--Initial Class
                                                                        MainStay VP International Equity--Initial
                                                                        Class
                                                                        MainStay VP Small Cap Growth--Initial Class
                                                                        MainStay VP Total Return--Initial Class
                                                                        MainStay VP Value--Initial Class
                                                                        MainStay VP American Century Income &
                                                                          Growth--Initial Class
                                                                        MainStay VP Dreyfus Large Company Value--
                                                                          Initial Class
                                                                        MainStay VP Eagle Asset Management
                                                                          Growth Equity--Initial Class
                                                                        MainStay VP Lord Abbett Developing Growth--
                                                                          Initial Class
The Alger American Fund             Fred Alger Management, Inc.         Alger American Small Capitalization--   Class
                                                                        O Shares
Calvert Variable Series, Inc.       Calvert Asset Management Company,   Calvert Social Balanced
                                    Inc.
Dreyfus Investment Portfolios       The Dreyfus Corporation             Dreyfus IP Technology Growth--Initial Shares
Fidelity Variable Insurance         Fidelity Management and Research    Fidelity(R) VIP Contrafund(R)--Initial Class
Products Fund                       Company                             Fidelity(R) VIP Equity-Income--Initial Class
Janus Aspen Series                  Janus Capital Management LLC        Janus Aspen Series Balanced--
                                                                          Institutional Shares
                                                                        Janus Aspen Series Worldwide Growth--
                                                                          Institutional Shares
MFS(R) Variable Insurance           MFS(R) Investment Management        MFS(R) Investors Trust Series--Initial Class
Trust(SM)                                                               MFS(R) Research Series--Initial Class
                                                                        MFS(R) Utilities Series--Initial Class
Neuberger Berman Advisers           Neuberger Berman Management Inc.    Neuberger Berman AMT Mid-Cap Growth
Management Trust
T. Rowe Price Equity Series, Inc.   T. Rowe Price Associates, Inc.      T. Rowe Price Equity Income Portfolio
Van Eck Worldwide Insurance Trust   Van Eck Associates Corporation      Van Eck Worldwide Hard Assets
The Universal Institutional Funds,  Van Kampen*                         Van Kampen UIF Emerging Markets Equity--
Inc.                                                                      Class I

* Morgan Stanley Investment Management Inc., the investment adviser of the Van Kampen UIF Emerging Markets Equity Portfolio, does business in certain instances as Van Kampen.

Please refer to the accompanying prospectuses of the respective Funds for a complete description of the Funds, the investment advisers, subadvisers and the Portfolios. The Funds' prospectuses should be read carefully before any decision is made concerning the allocation of premium payments to an Investment Division corresponding to a particular Eligible Portfolio.

     ADDITIONS, DELETIONS OR SUBSTITUTIONS OF INVESTMENTS

     NYLIAC retains the right, subject to any applicable law, to make additions to, deletions from, or substitutions for, the Eligible Portfolio shares held by any Investment Division. NYLIAC reserves the right to eliminate the shares of any of the Eligible Portfolios and to substitute shares of another portfolio of a Fund, or of another registered open-end management investment company. We may do this if the shares of the Eligible Portfolios are no longer available for investment or if we believe investment in any Eligible Portfolio would become inappropriate in view of the purposes of the Separate Account. To the extent required by law, we will not make substitutions of shares attributable to your interest in an Investment Division until you have been notified of the change. This does not prevent the Separate Account from purchasing other securities for other series or classes of policies, or from processing a conversion between series or classes of policies on the basis of requests made by policy owners.

     We may establish new Investment Divisions when we determine, in our sole discretion, that marketing, tax, investment or other conditions so warrant. We will make any new Investment Divisions available to existing policy owners on a basis we determine. We may also eliminate one or more Investment Divisions, if we determine, in our sole discretion, that marketing, tax, investment or other conditions warrant.

     In the event of any substitution or change, NYLIAC may, by appropriate endorsement, change the policies to reflect such substitution or change. We also reserve the right to (a) operate the Separate Account as a management company under the Investment Company Act of 1940, (b) deregister it under such Act in the event such registration is no longer required, (c) combine the Separate Account with one or more other separate accounts, and (d) restrict or eliminate the voting rights of persons having voting rights as to the Separate Accounts, as permitted by law.

     REINVESTMENT

     We automatically reinvest all dividends and capital gain distributions from Eligible Portfolios in shares of the distributing Portfolio at their net asset value on the payable date.

                                  THE POLICIES

     This is a flexible premium policy which means additional premium payments can be made. In those states where the modified version of the policy is offered, additional premium payments are allowed only during the first Policy Year. It is issued on the lives of individual Annuitants.

     The policies are variable. This means that the Accumulation Value will fluctuate based on the investment experience of the Investment Divisions you select. The interest credited on the Fixed Accumulation Value and the DCA Accumulation Value will also vary. NYLIAC does not guarantee the investment performance of the Separate Account or of the Funds. You bear the entire investment risk with respect to amounts allocated to the Investment Divisions of the Separate Account. We offer no assurance that the investment objectives of the Investment Divisions will be achieved. Accordingly, amounts allocated to the Investment Divisions of the Separate Account are subject to the risks inherent in the securities markets and, specifically, to price fluctuations in the Funds' investments.

     As the owner of the policy, you have the right to (a) change the Beneficiary, (b) name a new owner (on Non-Qualified Policies only), (c) receive Income Payments, (d) name a payee to receive Income Payments; and (e) transfer funds among the Investment Divisions. You cannot lose these rights. However, all rights of ownership cease upon your death.

     SELECTING THE VARIABLE ANNUITY THAT'S RIGHT FOR YOU

     In addition to the MainStay Plus II Variable Annuity policy described in this prospectus, we offer other variable annuities, each having different features, fees and charges. Your registered representative can help you decide which is best for you based on your individual circumstances, time horizon and policy feature preferences.

     The following chart outlines some of the different features for each MainStay variable annuity we offer. The availability of optional policy features, such as those mentioned in the chart, may increase the cost of the policy. Therefore, when selecting a policy, you should consider what policy features you plan to use within your variable annuity. You should also consider the different surrender charge period associated with each policy in light of the length of time you plan to hold your policy (i.e., your time horizon). In addition to the surrender charges, you should also evaluate the available policy features and the different fees associated with each of the features and of the policy.

     Your registered representative can provide you with a prospectus for one or more of these annuities, which contains more complete information on these and other policy features.


                                                                                                MAINSTAY
                                  MAINSTAY PLUS II              MAINSTAY SELECT               PREMIUM PLUS
                                  VARIABLE ANNUITY             VARIABLE ANNUITY             VARIABLE ANNUITY
Surrender Charge Period                7 years                      3 years                      8 years
  (Based on each premium      (7%, 7%, 7%, 6%, 6%, 5%,           (8%, 8%, 7%)             (8%, 8%, 8%, 8%, 7%,
  payment date)                          4%)                                                  6%, 5%, 4%)*
DCA Advantage Plan                       Yes                          Yes                          Yes
                                 (6, 12 and 18 month       (6 and 12 month accounts)        (6 month account)
                                      accounts)
Interest Sweep                           Yes                          Yes                          Yes
Premium Credit                           No                           No                           Yes
Fixed Account                            Yes                          Yes                          Yes
                               One-Year Fixed Account
                                         and
                              Three-Year Fixed Account
Total Separate Account                  1.45%                        1.85%                        1.60%
Charges (mortality and
expense risk and
administration fees)
Annual Policy Service                    $30                          $50                          $30
Charge
Minimum Cash Value Required            $50,000                     $100,000                     $100,000
to Waive Annual Policy
Service Charge

      All policies and features may not be available in all jurisdictions.

    * May be different in some states.

     QUALIFIED AND NON-QUALIFIED POLICIES

     We designed the policies primarily for the accumulation of retirement savings, and to provide income at a future date. We issue both Qualified and Non-Qualified Policies. Both types of policies offer tax-deferred accumulation. You may purchase a Qualified Policy with pre-tax dollars for use with any one of the retirement plans listed below.

     (1) Section 403(b) Tax Sheltered Annuities purchased by employees of certain tax-exempt organizations and certain state-supported educational institutions;

     (2) Section 408 or 408A Individual Retirement Annuities ("IRAs"), including Roth IRAs and Inherited IRAs; and

     (3) Section 403(a) annuities.

     Please see "Federal Tax Matters" for a detailed description of these plans.

     If you are considering a Qualified Policy or a Non-Qualified Policy issued to fund a Pension Plan, you should be aware that this annuity will fund a retirement plan that already provides tax deferral under the Internal Revenue Code. In such situations, the tax deferral of the annuity does not provide additional benefits. In addition, you should be aware that there are fees and charges in an annuity that may not be included in other types of investments which may be more or less costly. However, the fees and charges under the policies are designed to provide for certain payment guarantees and features other than tax deferral that may not be available in other investments. They include:

     (1) two Fixed Account options, each of which features a guaranteed fixed interest rate;

     (2) a death benefit that is payable should you die while the policy is in force, which is reset every year and is guaranteed to be at least the amount of your premium payments, less any outstanding loan balance, proportional withdrawals and applicable surrender charges;

     (3) the option for your Beneficiary to receive a guaranteed amount of monthly income for his or her lifetime should you die prior to the Annuity Commencement Date;

     (4) the option to receive (without surrender charges) a guaranteed amount of monthly income for life after the first Policy Year;

     (5) an Unemployment Benefit Rider (not available for policies issued to fund a Pension Plan) and a Living Needs Benefit Rider, which allow you to withdraw money from your policy without the imposition of surrender charges, subject to the terms of each rider;

     (6) an Interest Sweep feature which provides the opportunity to allocate interest earned on monies in the Fixed Accounts to the Investment Divisions under the policy;

     (7) the option for your spouse to continue the policy upon your death prior to the Annuity Commencement Date if your spouse is named the sole primary Beneficiary;

     (8) an optional Investment Protection Plan Rider which allows you to surrender the policy and receive an amount equal to the greater of the policy's Accumulation Value or the amount guaranteed under the rider; and

     (9) optional Enhanced Beneficiary Benefit Rider and Enhanced Spousal Continuance (ESC) Rider (ESC not available on policies issued to fund a Pension Plan) which allow you to increase your death benefit by a percentage of the gain in the policy.

These features are explained in detail in this Prospectus. You should consult with your tax or legal advisor to determine if the policy is suitable for your tax qualified plan.

     POLICY APPLICATION AND PREMIUM PAYMENTS

     You can purchase a policy by completing an application with a registered representative. The application is sent to us with your initial premium payment. In addition, in states where permitted, you can also instruct a broker-dealer or bank with which NYLIAC has entered into an agreement to forward the initial premium payment along with our "Policy Request" form to us. If the application or Policy Request supplied by a broker-dealer or bank is complete and accurate, and we have received all other information necessary to process the application, we will credit the initial premium payment within two Business Days after receipt. If we cannot credit the initial premium payment within five Business Days after we receive it because the application or Policy Request is incomplete or inaccurate, we will contact you, the broker-dealer or bank providing the application or Policy Request and explain the reason for the delay. Unless you consent to NYLIAC's retaining the initial premium payment and crediting it as soon as the necessary requirements are fulfilled, we will offer to refund the initial premium payment immediately. Acceptance of applications is subject to NYLIAC's rules. We reserve the right to reject any application or initial premium payment. If we issue a jointly owned policy, ownership rights and privileges under the policy must be exercised jointly and benefits under the policy will be paid upon the death of any joint owner. YOU ARE ENCOURAGED TO SEND SUBSEQUENT PREMIUM PAYMENTS DIRECTLY AS INDICATED IN THE RESPONSE TO QUESTION 16.

     If we issue your policy based on a Policy Request, we will require you to provide to us either a signed acknowledgement of the information contained in the Policy Request in a form acceptable to us, or, where required by applicable state law or regulation, a signed application form. Also, policy transactions may not be made unless the Beneficiary designation or transaction request is signature guaranteed. Upon receipt of the signed acknowledgement or application form, the Beneficiary will be specified under the policy and we will process transactions requested with respect to the policy without requiring a signature guarantee.

     We will allocate the initial premium payments to the Investment Divisions, Fixed Accounts or the DCA Advantage Plan Accounts you have chosen immediately. We will credit subsequent premium payments to the policy at the close of the Business Day on which they are received at MainStay Annuities. Moreover, you may increase or decrease the percentages of the premium payments (which must be in whole number percentages) allocated to each Allocation Alternative at the time a premium payment is made.

     Unless we permit otherwise, except for policies issued to fund or Pension Plan, the minimum initial premium payment is $2,000 for Qualified Policies and $5,000 for Non-Qualified Policies. Except for policies issued to fund a Pension Plan, the minimum additional payment is $500, or such lower amount as we may permit at any time. Unless we permit otherwise, the minimum initial and additional premiums for policies issued to fund a Pension Plan is $10,000. In those states where the modified version of the policy is offered, additional premium payments are allowed only during the first Policy Year. Additional premium payments can be made until you or the Annuitant reach(es) age 85 unless it is limited by the terms of a particular plan, jurisdiction or unless we agree otherwise. The currently available methods of payment are direct payments to NYLIAC, pre-authorized monthly deductions from your bank, a credit union or similar accounts and any other method agreed to by us. You may make additional premium payments at any time before the Annuity Commencement Date and while you and the Annuitant are living. The maximum aggregate amount of premium payments we accept is up to $1,000,000 without prior approval (withdrawals will not reduce aggregate premium payment amount). NYLIAC reserves the right to limit the dollar amount of any premium payment.

     For Qualified Policies, you may not make premium payments in any Policy Year that exceed the amount permitted by the plan or by law.

     PAYMENTS RETURNED FOR INSUFFICIENT FUNDS

     If your premium payment is returned for insufficient funds, we reserve the right to reverse the investment options chosen and charge you a $20.00 fee for each returned payment. In addition, the Fund may also redeem shares to cover any losses it incurs as a result of a returned payment. If a payment is returned for insufficient funds for two consecutive periods, the privileges to pay by check or electronically will be suspended until you notify us to reinstate it, and we agree.

     YOUR RIGHT TO CANCEL ("FREE LOOK")

     You may cancel the policy by returning it or providing written notification to us, or to the registered representative through whom you purchased it, within 10 days of delivery of the policy or such longer period as required under state law. Except in states where you are entitled by law to receive the total of premium payments less any prior partial withdrawals, we will return the Accumulation Value on the date we receive the policy. We will set forth the provision in your policy.

     ISSUE AGES

     We can issue Non-Qualified Policies if both you and the Annuitant are not older than age 85, unless it is limited by a particular state. We will accept additional premium payments until you or the annuitant reaches the age of 85, unless it is limited by the terms of a particular plan, state or unless we agree otherwise.

     We can issue Qualified Policies if you are between the ages of 18 and 85 (0 to 85 for Inherited IRAs), unless it is limited by a particular state. We will accept additional premium payments until you reach the age of 85, unless it is limited by the terms of a particular plan, state or unless we agree otherwise.

     TRANSFERS

     You may transfer amounts between Investment Divisions of the Separate Account or to the 1-Year Fixed Account at least 30 days before the Annuity Commencement Date. You may not make transfers into the DCA Advantage Plan Accounts or the 3-Year Fixed Account. Transfers made from the DCA Advantage Plan Accounts to the Investment Divisions and the 1-Year Fixed Account are subject to different limitations (see "The DCA Advantage Plan"). Except in connection with transfers made pursuant to traditional Dollar Cost Averaging, Automatic Asset Reallocation, Interest Sweep, and the DCA Advantage Plan, the minimum amount that you may transfer from an Investment Division to other Investment Divisions or the 1-Year Fixed Account is $500. Except for the traditional Dollar Cost Averaging, Automatic Asset Reallocation and Interest Sweep options, and the DCA Advantage Plan, if the value of the remaining Accumulation Units in an Investment Division or the Fixed Accounts would be less than $500 after you make a transfer, we will transfer the entire value unless NYLIAC in its discretion determines otherwise. The amount(s) transferred to other Investment Divisions must be a minimum of $25 for each Investment Division. Transfers into the 1-Year Fixed Account may be subject to restrictions. (See "The Fixed Accounts.")

     Money may not be transferred into the 1-Year Fixed Account if a transfer was made out of the 1-Year Fixed Account during the previous six-month period.

     There is no charge for the first twelve transfers in any one Policy Year. NYLIAC reserves the right to charge up to $30 for each transfer in excess of twelve, subject to any applicable state insurance law requirements. Any transfer made in connection with traditional Dollar Cost Averaging, Automatic Asset Reallocation, Interest Sweep and the DCA Advantage Plan will not count as a transfer toward the twelve transfer limit. You may make transfers from the Fixed Accounts to the Investment Divisions in connection with the Interest Sweep option and in certain other situations. (See "The Fixed Accounts.")

     Your transfer requests must be in writing on a form approved by NYLIAC or by telephone in accordance with established procedures. (See "Procedures for Telephone/Web Transactions.") Facsimile requests are not acceptable unless we agree otherwise. We will make transfers from Investment Divisions based on the

Accumulation Unit values at the end of the Business Day on which we receive the transfer request. (See "Delay of Payments.") Transfers may be limited in connection with third party investment advisory arrangements.

     (a) Limits on Transfers

     Your right to make transfers under the policy is subject to modification if we determine, in our sole opinion, that the exercise of that right will disadvantage or potentially hurt the rights or interests of other policyowners. Any modification could be applied to transfers to or from some or all of the Investment Divisions and could include, but not be limited to, not accepting a transfer request from you or any person, asset allocation and/or market timing services made on your behalf and/or limiting the amount that may be transferred into or out of any Investment Division at any one time. Such restrictions may be applied in any manner reasonably designed to prevent any use of the transfer right which we consider to be to the actual or potential disadvantage of other policyowners.

     Currently we reserve the right to reject, without prior notice, transfer requests into or out of any Investment Division if the amount of the request (either alone or when combined with amounts from other policies owned by or under the control of the same individual or entity) would exceed $500,000.

     Also, if you or someone acting on your behalf requests more than two transfers into or out of one or more Investment Divisions within any 30-day period, and/or requests one or more transfers of sums in excess of the $500,000 limit described above, we currently reserve the right to require that all subsequent transfer requests for your policy be made through the U.S. mail or an overnight courier. We will provide you with written notice prior to implementing this limitation.

     In addition, orders for the purchase of portfolio shares are subject to acceptance by the relevant Fund. We reserve the right to reject, without prior notice, any transfer request into an Investment Division if the purchase of shares in the corresponding portfolio is not accepted for any reason.

     PROCEDURES FOR TELEPHONE/WEB TRANSACTIONS

     You may authorize us to accept telephone/Web instructions from you or other persons you designate for the following types of transactions: premium allocations, transfers among Allocation Alternatives and/or the DCA Advantage Plan, partial withdrawals, periodic partial withdrawals, traditional Dollar Cost Averaging, Automatic Asset Reallocation, Interest Sweep, or to reset or cancel the Investment Protection Plan Rider. You can elect this feature by completing and signing a Telephone/Web Authorization form. Telephone/Web Authorization may be elected, changed or canceled at any time. You, or other persons you designate, may effect transactions by telephone and speaking with a service representative at (800) 762-6212 or on the Web. Furthermore, we will confirm all telephone/Web transactions in writing. Not all transactions are available on the Web.

     NYLIAC is not liable for any loss, cost or expense for action on telephone/Web instructions which are believed to be genuine in accordance with these procedures. We must receive telephone/Web transfer requests no later than 4:00 p.m. Eastern Time in order to assure same day processing. We will process requests received after 4:00 p.m. Eastern Time on the next Business Day.

     DOLLAR COST AVERAGING PROGRAMS

     The main objective of dollar cost averaging is to achieve an average cost per share that is lower than the average price per share during volatile market conditions. Since you transfer the same dollar amount to an Investment Division with each transfer, you purchase more units in an Investment Division if the value per unit is low and fewer units if the value per unit is high. Therefore, you achieve a lower than average cost per unit if prices fluctuate over the long term. Similarly, for each transfer out of an Investment Division, you sell more units in an Investment Division if the value per unit is low and fewer units if the value per unit is high. Dollar cost averaging does not assure a profit or protect against a loss in declining markets. Because it involves continuous investing regardless of price levels, you should consider your financial ability to continue to make purchases during periods of low price levels. NYLIAC will also offer the DCA Advantage Plan under which you may utilize the 6-month, 12-month or 18-month DCA Advantage Plan Accounts. (See "The DCA Advantage Plan Accounts.") We do not count transfers under dollar cost averaging as part of your 12 free transfers each Policy Year.

     We have set forth below an example of how dollar cost averaging works. In the example, we have assumed that you want to move $100 from the MainStay VP Cash Management Investment Division to the

MainStay VP Growth Equity (Initial Class) Investment Division each month. Assuming the Accumulation Unit values below, you would purchase the following number of Accumulation Units:


                AMOUNT            ACCUMULATION         ACCUMULATION UNITS
              TRANSFERRED         MUNIT VALUE              PURCHASED
  1              $100                $10.00                  10.00
  2              $100                $ 8.00                  12.50
  3              $100                $12.50                   8.00
  4              $100                $ 7.50                  13.33
Total            $400                $38.00                  43.83

                  The average unit price is calculated as follows:

   Total share price           $38.00
-----------------------     =  ------    =  $9.50
    Number of months             4

                   The average unit cost is calculated as follows:

  Total amount transferred         $400.00
----------------------------    =  -------    =  $9.13
   Total units purchased            43.83

     In this example, you would have paid an average cost of $9.13 per unit while the average price per unit is $9.50.

     (a) Traditional Dollar Cost Averaging

     This option permits systematic investing to be made in equal installments over various market cycles to help reduce risk. You may specify, prior to the Annuity Commencement Date, a specific dollar amount to be transferred from any Investment Division to any combination of Investment Divisions and/or the 1-Year Fixed Account. You specify the Investment Divisions to transfer money from, the Investment Divisions and/or 1-Year Fixed Account to transfer money to, the amounts to be transferred, the date on which transfers will be made, subject to our rules, and the frequency of the transfers (either monthly, quarterly, semi-annually or annually). You may not make dollar cost averaging transfers from the Fixed Accounts, but you may make transfers into the 1-Year Fixed Account. Each transfer from an Investment Division must be at least $100. You must have a minimum Accumulation Value of $5,000 to elect this option. NYLIAC may reduce the minimum transfer amount and minimum Accumulation Value at its discretion.

     NYLIAC will make all dollar cost averaging transfers on the day of each calendar month that you specify or on the next Business Day (if the day you have specified is not a Business Day or does not exist in that month). You may specify any day of the month. In order to process a transfer under our traditional Dollar Cost Averaging option, NYLIAC must have received a request in writing on a form acceptable by us, or by telephone (see "Procedures for Telephone/Web Transactions") no later than five Business Days prior to the date the transfers are to begin.

     You may cancel the traditional Dollar Cost Averaging option at any time in a written request or by telephone (see "Procedures for Telephone/Web Transactions"). NYLIAC may also cancel this option if the Accumulation Value is less than $5,000, or such lower amount as we may determine. You may not elect the traditional Dollar Cost Averaging option if you have selected the Automatic Asset Reallocation option.

     (b) The DCA Advantage Plan

     This feature permits you to set up automatic dollar cost averaging using the 6-month, 12-month and/or 18-month DCA Advantage Plan Accounts when an initial premium payment or a subsequent premium payment is made. You can request the DCA Advantage Plan in addition to the traditional Dollar Cost Averaging, Automatic Asset Reallocation, or Interest Sweep options.

     You can enroll in any one, two or all three DCA Advantage Plan Accounts. You must allocate a minimum of $5,000 in each DCA Advantage Plan Account that is selected. You must specify the Investment Divisions into which transfers from the DCA Advantage Plan Accounts are to be made. You may not make transfers from the DCA Advantage Plan Account into the 3-Year Fixed Account. You may not select a DCA Advantage Plan Account with a duration which would extend beyond the Annuity Commencement Date. Amounts in the DCA Advantage Plan Accounts will be transferred to the Investment Divisions in 6 monthly transfers if the 6-month DCA Advantage Plan Account is selected, in 12-monthly or 4-quarterly transfers if the 12-month DCA Advantage Plan Account is selected or in 18-monthly or 6-quarterly transfers if the 18-month DCA Advantage

Plan Account is selected. If you send less than the $5,000 minimum to be allocated to a DCA Advantage Plan Account, the payment will be automatically applied to the Investment Divisions and/or 1-Year Fixed Account that you have specified to receive transfers from such DCA Advantage Plan Account(s). For monthly transfers, dollar cost averaging will begin one month from the date NYLIAC receives the premium payment and transfers will be made on the same day or on the next Business Day (if the day is not a Business Day or does not exist in that month) each subsequent month for the duration of the DCA Advantage Plan Account. For quarterly transfers, dollar cost averaging will begin three months from the date NYLIAC receives the premium payment and transfers will be made on the same day or on the next Business Day (if the day is not a Business Day or does not exist in that month) every subsequent three month period for the duration of the DCA Advantage Plan Account. The amount of each transfer will be calculated at the time of the transfer based on the number of remaining monthly or quarterly transfers and the remaining value in a DCA Advantage Plan Account. For example, the amount of the first monthly transfer out of a 6-month DCA Advantage Plan Account will equal 1/6 of the value of the DCA Advantage Plan Account on the date of the transfer. The amount of each of the five remaining transfers will equal 1/5, 1/4, 1/3, 1/2 and the balance, respectively, of the value of the DCA Advantage Plan Account on the date of each transfer.

     You may have a 6-month, a 12-month and an 18-month DCA Advantage Plan Account open simultaneously in accordance with established procedures. However, you may not have more than one DCA Advantage Plan Account with the same duration open at the same time. Accordingly, any subsequent premium payment we receive for a duration that is already open will be allocated to that same DCA Advantage Plan Account already opened. The entire value of the DCA Advantage Plan Account will be completely transferred to the Investment Divisions within the duration specified. For example, if you allocate an initial premium payment to the 12-month DCA Advantage Plan Account under which the 12-month term will end on December 31, 2003 and you make a subsequent premium payment to the 12-month DCA Advantage Plan Account before December 31, 2003, we will allocate the subsequent premium payment to the same 12-month DCA Advantage Plan Account already opened and transfer the entire value of the 12-month DCA Advantage Plan Account to the Investment Divisions and/or Fixed Account by December 31, 2003 even though a portion of the money was not in that DCA Advantage Plan Account for the entire 12-month period. If an additional premium payment is allocated to the DCA Advantage Plan Account after the duration has expired, the Plan will be reactivated and will earn the interest rate in effect on that day.

     You can make partial withdrawals and transfers (in addition to the automatic transfers described above) from the DCA Advantage Plan Accounts. We will make partial withdrawals and transfers first from the DCA Accumulation Value attributed to the initial premium payment and then from the DCA Accumulation Value attributed to subsequent allocations in the order received.

     You cannot make transfers into the DCA Advantage Plan Accounts from any Allocation Alternative.

     This feature is available to you at no additional cost.

     AUTOMATIC ASSET REALLOCATION

     This option allows you to maintain the percentage allocated to each Investment Division at a pre-set level. For example, you might specify that 50% of the Variable Accumulation Value of your policy be allocated to the MainStay VP Convertible (Initial Class) Investment Division and 50% of the Variable Accumulation Value be allocated to the MainStay VP International Equity (Initial Class) Investment Division. Over time, the fluctuations in each of these Investment Division's investment results will shift the percentages. If you elect this Automatic Asset Reallocation option, NYLIAC will automatically transfer your Variable Accumulation Value back to the percentages you specify. You may choose to have reallocations made quarterly, semi-annually or annually. You must also specify the day of the month that reallocations are to occur. The minimum Variable Accumulation Value required to elect this option is $5,000. There is no minimum amount which you must allocate among the Investment Divisions under this option. You may elect Automatic Asset Reallocation by submitting the request in writing on a form acceptable to us no later than one week prior to the date the transfers are to begin. You may not elect the Automatic Asset Reallocation option if you have selected the Dollar Cost Averaging option.

     You can cancel the Automatic Asset Reallocation option at any time in a written request or by telephone (see "Procedures for Telephone/Web Transactions"). NYLIAC may also cancel this option if the Accumulation Value is less than $5,000, or such a lower amount as we may determine.

     This feature is available to you at no additional cost.

     INTEREST SWEEP

     You can request, prior to the Annuity Commencement Date, that the interest earned on monies allocated to the Fixed Accounts be transferred from the Fixed Accounts to any combination of Investment Divisions. You will specify the Investment Divisions, the frequency of the transfers (either monthly, quarterly, semi-annually or annually), and the day of each calendar month to make the transfers. The minimum Fixed Accumulation Value required to elect this option is $5,000 per Fixed Account, but this amount may be reduced at our discretion. NYLIAC will make all Interest Sweep transfers on the day of each calendar month you have specified or on the next Business Day (if the day you have specified is not a Business Day or does not exist in that month).

     You may request the Interest Sweep option in addition to either traditional Dollar Cost Averaging, Automatic Asset Reallocation or the DCA Advantage Plan. If an Interest Sweep transfer is scheduled for the same day as a transfer related to the traditional Dollar Cost Averaging option, the Automatic Asset Reallocation option or the DCA Advantage Plan, we will process the Interest Sweep transfer first.

     You can cancel the Interest Sweep option at any time in a written request on a form acceptable to us or by telephone (see "Procedures for Telephone/Web Transactions"). We may also cancel this option if the Fixed Accumulation Value is less than $5,000 per Fixed Account, or such a lower amount as we may determine.

     This feature is available to you at no additional cost.

     ACCUMULATION PERIOD

     (a) Crediting of Premium Payments

     You can allocate a portion of each premium payment among 18 Investment Divisions and the DCA Advantage Plan Accounts (inclusively) or the Fixed Accounts. The minimum amount that you may allocate to any one Investment Division or either Fixed Account is $25 (or such lower amount as we may permit). You may also allocate all or a portion of each premium payment to one or more DCA Advantage Plan Accounts. The minimum amount that you may allocate to a DCA Account is $5,000. (See "The DCA Advantage Plan.") We will allocate the initial premium payment to the Allocation Alternatives and/or the DCA Advantage Plan Accounts you have specified within two Business Days after receipt. We will also allocate additional premium payments to the Allocation Alternatives and/or the DCA Advantage Plan Accounts at the close of the Business Day on which they are received at MainStay Annuities.

     We will credit that portion of each premium payment you allocate to an Investment Division in the form of Accumulation Units. We determine the number of Accumulation Units we credit to a policy by dividing the amount allocated to each Investment Division by the Accumulation Unit value for that Investment Division on the day we are making this calculation. The value of an Accumulation Unit will vary depending on the investment experience of the Portfolio in which the Investment Division invests. The number of Accumulation Units we credit to a policy will not, however, change as a result of any fluctuations in the value of an Accumulation Unit. (See "The Fixed Accounts" for a description of interest crediting.)

     (b) Valuation of Accumulation Units

     The value of Accumulation Units in each Investment Division will change daily to reflect the investment experience of the corresponding Portfolio as well as the daily deduction of the Separate Account charges. The Statement of Additional Information contains a detailed description of how we value the Accumulation Units.

     RIDERS

     At no additional charge, we include two riders under the policy: an Unemployment Benefit Rider (for IRAs, Roth IRAs, Inherited IRAs and all Non-Qualified Policies except policies issued to fund a Pension Plan) and a Living Needs Benefit Rider (for all types of policies). The first two riders described below provide for an increase in the amount that can be withdrawn from your policy which will not be subject to a surrender charge upon the happening of certain qualifying events. We also offer the Investment Protection Plan Rider* and Enhanced Beneficiary Benefit ("EBB") Rider, each at an additional cost. We also include the Enhanced Spousal Continuance Rider (if the EBB Rider is elected), which is available at no additional cost. Each of the riders is available only in those jurisdictions where it has been approved. Please consult with your registered representative regarding the availability of these riders in your jurisdiction.

---------------

* In Oregon, this rider is called the Accumulation Value Protection Plan.

     (a) Living Needs Benefit Rider

     If the Annuitant enters a nursing home, becomes terminally ill or disabled, you may be eligible to receive all or a portion of the Accumulation Value without paying a surrender charge. There is no additional charge for this rider. The policy must have been inforce for at least one year and have a minimum Accumulation Value of $5,000. You must also provide us with proof that the Annuitant has spent 60 or more consecutive days in a nursing home or is terminally ill or disabled. Withdrawals will be taxable to the extent of gain and, prior to age 59 1/2, may be subject to a 10% IRS penalty. This rider is in effect in all jurisdictions where approved. To qualify for the disability benefit of this rider, you must be classified as disabled by the Social Security Administration. You are no longer eligible for the disability benefit once you begin collecting Social Security retirement benefits. There is no additional charge for this rider.

     (b) Unemployment Benefit Rider

     For all IRA, Roth IRA, Inherited IRA and all Non-Qualified Policies (except Policies issued to fund a Pension Plan), if you become unemployed, you may be eligible to increase the amount that can be withdrawn from your policy up to 50% without paying surrender charges. This rider can only be used once. The policy must have been inforce for at least one year and have a minimum Accumulation Value of $5,000. You also must have been unemployed for at least 60 consecutive days. Withdrawals may be taxable transactions and, prior to age 59 1/2, may be subject to a 10% IRS penalty. This rider is in effect in all jurisdictions where approved. To apply for this benefit, you must submit a determination letter from the applicable state's Department of Labor indicating that you qualify for and are receiving unemployment benefits. There is no additional charge for this rider.

     (c) Investment Protection Plan Rider (optional)

     The Investment Protection Plan rider is available only in jurisdictions where approved. If you select this rider, you will be able to surrender the policy and receive the greater of the policy Accumulation Value or the amount that is guaranteed under the rider. While this rider is in effect, we will deduct a charge from your Accumulation Value on each policy quarter. (See "Other Charges--Investment Protection Plan Rider Charge.") When you make a partial withdrawal, we will reduce the amount that is guaranteed under the rider by the amount of the proportional withdrawal. The proportional withdrawal is equal to the amount withdrawn from the policy (including any amount withdrawn for the surrender charge) divided by the Accumulation Value immediately preceding the withdrawal, multiplied by the amount that is guaranteed immediately preceding the withdrawal.

     The amount that is guaranteed under the rider will depend on when you select or reset it:

          (i) At the time of application: The amount that is guaranteed will equal the initial premium payment plus any additional premium payments we receive in the first Policy Year, less all proportional withdrawals. Premium payments made on or after the first Policy Year will not be included in the amount that is guaranteed. The rider will take effect on the Policy Date.

          (ii) While the policy is in force: The amount that is guaranteed will equal the Accumulation Value on the date the rider takes effect, less all proportional withdrawals. The rider will take effect on the next Policy Anniversary following the date we receive your application for the rider.

          (iii) Resetting the guaranteed amount: You may request to reset the amount that is guaranteed at any time while the rider is in effect. The reset will take effect on the Policy Anniversary immediately following the date we receive your request to reset. The amount that is guaranteed will equal the Accumulation Value on the next Policy Anniversary, less all proportional withdrawals. We will also reset a new charge for the rider and the Rider Risk Charge Adjustment on that Policy Anniversary. (See "Other Charges--Investment Protection Plan Rider Charge" and "Other Charges--Rider Risk Charge Adjustment").

     In Oregon, where this rider is called the Accumulation Value Protection Plan, the amount guaranteed is computed in the same manner described above.

     You will be eligible to receive the benefit under this rider beginning on the tenth Policy Anniversary after the later of (1) the effective date of the rider or (2) the effective date of any reset. You may also exercise this benefit on any Policy Anniversary subsequent to the tenth. To exercise this benefit, you must send us a written request to surrender the policy no later than ten Business Days after the applicable Policy Anniversary. Amounts paid to you under the terms of this rider may be taxable and you may be subject to a 10% tax penalty if paid before you reach age 59 1/2.

     You may cancel this rider within 30 days after delivery of the rider or, if you selected this feature at the time of application, within 30 days after delivery of the policy. You must return the rider to us or to the registered representative through whom it was purchased, with a written request for cancellation. Upon receipt of this request, we will promptly cancel the rider and refund any Investment Protection Plan Rider charge which may have been deducted. After this 30-day period, you still have the right to discontinue the rider. However, to the extent permitted by state law, we will deduct a Rider Risk Charge Adjustment from your Accumulation Value and we will not refund any Investment Protection Plan Rider charge which may have been deducted. (See "Other Charges--Rider Risk Charge Adjustment".) The cancellation will be effective on the date we receive your request.

     This rider is available on all Non-Qualified and Roth IRA policies so long as the first date that you can exercise and receive benefits under the rider is before the Annuity Commencement Date. The rider is also available on IRA and SEP-IRA policies if the policy owner is younger than age 66 on the date the rider takes effect.

     Because this rider generally provides protection against decreases in the policy's Accumulation Value due to negative investment performance, this rider may not be a benefit to you if all or most of your Accumulation Value is allocated to the Fixed Accounts. You should select this rider only if you have or intend to have most or all of your Accumulation Value allocated to the Investment Divisions.

     This rider will provide no benefit if you surrender the policy before the Policy Anniversary on which you are eligible to exercise the rider. Therefore, you should select this rider only if you intend to keep the policy for at least ten years.

     We have set forth below an example of how the benefit of this rider may be realized and how partial withdrawals will impact the guaranteed amount. In this example, we have assumed the following:

          (1) the Rider is selected at the time of application;

          (2) an initial premium payment of $100,000 is made;

          (3) no additional premium payments are made;

          (4) a withdrawal of $20,000 is made in the eighth Policy Year;

          (5) the Accumulation Value immediately preceding the withdrawal has decreased to $80,000; and

          (6) the Accumulation Value on the tenth Policy Year has decreased to $50,000.

     The guaranteed amount at time of application was $100,000. When the partial withdrawal was made in the eighth Policy Year, we reduced the guaranteed amount by the amount of the proportional withdrawal. We calculated the amount of the proportional withdrawal by taking the requested withdrawal amount, dividing it by the Accumulation Value immediately preceding the withdrawal, and then multiplying that number by the guaranteed amount immediately preceding the withdrawal.

        Proportional withdrawal = ($20,000/$80,000) x $100,000 = $25,000

     To determine the new guaranteed amount after the withdrawal, we subtracted the amount of the proportional withdrawal from the initial guaranteed amount:
($100,000 - $25,000) = $75,000. If this policy is surrendered in the tenth Policy Year, the policy owner receives $75,000 even though the Accumulation Value has decreased to $50,000.

     (d) Enhanced Beneficiary Benefit Rider (optional)

     The Enhanced Beneficiary Benefit (EBB) Rider is available only at the time of application, in jurisdictions where approved. The EBB Rider is not available if the oldest owner or Annuitant is over age 75 at the time of application. The EBB Rider is available on Non-Qualified Policies. The EBB Rider can increase the death benefit if you or the Annuitant die before the Annuity Commencement Date. If you select this Rider, the EBB, in addition to the amount payable under the terms of your policy, may be payable to your Beneficiary(ies) if you, or the Annuitant (if you are not the Annuitant), die prior to the Annuity Commencement Date. Therefore, under this Rider, the total death benefit payable will be the greatest of any of the amounts payable as described in the Death Before Annuity Commencement section of the Prospectus plus the EBB, if any.

     While this Rider is in effect, we will deduct a charge from your Accumulation Value on each policy quarter. (See "CHARGES AND DEDUCTIONS -- Other Charges -- Enhanced Beneficiary Benefit Rider Charge.")

     The payment under the EBB Rider is calculated as a percentage of any Gain in the policy as of the date we receive all necessary requirements to pay death benefit proceeds. The applicable percentage varies based upon the issue age of you or the Annuitant, whoever is older. As of the date of this Prospectus, the applicable percentages are as follows: 50% where the oldest owner or Annuitant is 70 or younger, and 25% where the oldest owner or Annuitant is 71 to 75 inclusive. We may change the applicable percentages under the EBB Rider from time to time, within the following ranges:

              Age of Oldest Owner                                   Range of
                 or Annuitant                                Applicable Percentages
              -------------------                            ----------------------
70 or younger                                    Not less than 40% nor greater than 60%
71 to 75 inclusive                               Not less than 20% nor greater than 40%

     When you select the EBB Rider, the applicable percentage will appear on your Policy Data Page. The applicable percentage for the policy will not change once the policy is issued. Please check with your registered representative for further details.

     The Gain equals the policy's Accumulation Value minus the Adjusted Premium Payments. Adjusted Premium Payments are the total of all premium payments less Proportional Withdrawals. Proportional Withdrawals are the amount(s) withdrawn from the policy divided by the policy's Accumulation Value immediately preceding the withdrawal, multiplied by the total of all Adjusted Premium Payments immediately preceding the withdrawal.

     If more than one Beneficiary is named, each Beneficiary will be paid a pro rata portion of the EBB. The EBB will be calculated for a Beneficiary on each date that we receive all necessary requirements to pay such Beneficiary. Due to market fluctuations, the EBB may increase or decrease and Beneficiaries may therefore be paid different amounts.

     The maximum amount payable under the EBB Rider, regardless of the Gain, is equal to a percentage of Adjusted Premium Payments. As of the date of this Prospectus, the applicable percentages are as follows: 100% where the oldest owner or Annuitant is 70 or younger, and 75% where the oldest owner or Annuitant is 71 to 75 inclusive. We may change the applicable percentages under the EBB Rider from time to time, but the maximum amount payable will not exceed 200% of Adjusted Premium Payments. If you select this Rider, the applicable percentage will appear on your Policy Data Page. Please check with your registered representative for further details.

     There will be no payment under the EBB Rider if on the date we calculate the EBB: 1) there is no Gain, 2) the policy's Accumulation Value is less than your premium payments made and not previously withdrawn, or 3) the Rider has ended or terminated. The EBB Rider will end on the earliest of the following: 1) on the Annuity Commencement Date, 2) if you surrender the policy (see "THE POLICIES--Riders--Enhanced Spousal Continuance Rider"), 3) if your spouse, as the sole primary Beneficiary, elects to continue the policy upon your death (See "THE POLICIES--Enhanced Spousal Continuance Rider"), 4) if the Annuitant was your spouse and you, as the sole primary Beneficiary, elect to continue the policy upon your spouse's death, or 5) if you transfer ownership of the policy. As discussed in "THE POLICIES--Riders--Enhanced Spousal Continuance Rider," except for policies issued to fund a Pension Plan, if upon your death prior to the Annuity Commencement Date your spouse elects to continue the policy as the new owner (and Annuitant, if you are the Annuitant), the Accumulation Value will be adjusted (as of the date we receive due proof of death and all other requirements) to equal the greatest of any of the amounts payable as described in the Death Before Annuity Commencement section of the Prospectus, plus, if applicable, any EBB provided by the EBB Rider. You can not cancel this rider without surrendering your policy.

     Below is an example of how the benefit of this Rider may be realized and how withdrawals impact the benefit under this Rider. In this example, we assume the following:

     1. The Rider is selected at the time of application;

     2. You purchase this policy with a $200,000 initial premium payment (no additional premium payments are made);

     3. A withdrawal of $20,000 is made in the fourth Policy Year;

     4. Immediately preceding the withdrawal, the Accumulation Value has increased to $250,000, and the total Adjusted Premium Payments equaled $200,000 (since there have been no previous withdrawals);

     5. You (or the Annuitant, if you are not the Annuitant) die in the fifth Policy Year and the Accumulation Value of the policy has increased once again to $250,000 as of the date we receive the necessary requirements to pay the death benefit; and

     6. The Enhanced Beneficiary Benefit Rider percentage equals 50%.

     First, the Proportional Withdrawal amount is calculated (withdrawal amount divided by the Accumulation Value immediately preceding the withdrawal, multiplied by the Adjusted Premium Payments immediately preceding the withdrawal):

          Proportional Withdrawal = ($20,000/$250,000) X $200,000 = $16,000

     Second, the amount of current Adjusted Premium Payments (after the withdrawal) is calculated (total of all premium payments minus Proportional Withdrawals):

              Adjusted Premium Payments = $200,000 - $16,000 = $184,000

        Third, the Gain is calculated (Accumulation Value - Adjusted Premium
                                   Payments):

                        Gain = $250,000 - $184,000 = $66,000

     Finally, the Enhanced Beneficiary Benefit amount is calculated (Gain multiplied by the applicable EBB rider percentage):

               Enhanced Beneficiary Benefit = $66,000 X 50% = $33,000

     In this example, the Enhanced Beneficiary Benefit is equal to $33,000. This amount would be payable in addition to the guaranteed death benefit amount under the policy.

     (e) Enhanced Spousal Continuance Rider (optional)

     If you select the EBB Rider at the time of application (see above), your policy will, subject to jurisdiction availability, also include the Enhanced Spousal Continuance (ESC) Rider at no charge. The ESC Rider will not be included on policies sold in connection with Section 403(b) Tax-Sheltered Annuities and policies issued to fund a Pension Plan.

     Under the ESC Rider, if your spouse is the sole primary Beneficiary, upon your death prior to the Annuity Commencement Date, your spouse may elect to continue the policy as the new owner (and Annuitant, if you are the Annuitant). If the election is made, the Accumulation Value will be adjusted (as of the date we receive due proof of death and all other requirements) to equal the greatest of any of the amounts payable as described in the Death Before Annuity Commencement section of the Prospectus, plus, if applicable, any EBB provided by the EBB Rider. Unless we notify you otherwise, any additional Accumulation Value calculated under the ESC Rider will be allocated to the policy according to the premium allocation instructions on record (excluding the DCA Advantage Plan Accounts).

     The ESC Rider ends upon the earliest of the following: 1) if you surrender the policy, 2) if Income Payments begin, 3) once the ESC Rider has been exercised, or 4) if you transfer ownership of the policy to someone other than your spouse. You cannot cancel this rider without surrendering your policy. You will forfeit any benefits under the EBB Rider if you elect to receive income payments, or surrender or transfer your policy. If you expect to do any of these, the EBB Rider may not be appropriate for you.

     Upon exercising the ESC Rider and continuing the policy, the EBB Rider and the quarterly charges for the EBB Rider will cease. All other policy provisions will continue as if your spouse had purchased the policy on the original Policy Date.

     POLICY OWNER INQUIRIES

     Your inquiries should be addressed to MainStay Annuities, 2400 Reliable Parkway, Chicago, IL 60686 (or for Express Mail: National City Corporation,
Attn: MainStay Annuities/Lockbox #2400, 5635S Archer Avenue, Chicago, IL 60638) or call 1-800-762-6212.

     RECORDS AND REPORTS

     NYLIAC will mail to you at your last known address of record, at least semi-annually after the first Policy Year, reports containing information required under the federal securities laws or by any other applicable law or regulation. Please review this report carefully. If you believe it contains an error, please notify us immediately. To correct an error, you must call it to our attention within 10 days of the date of the statement. You must provide us with the nature of the error and any other relevant details.

                             CHARGES AND DEDUCTIONS

     SURRENDER CHARGES

     Since no deduction for a sales charge is made from premium payments, we impose a surrender charge on certain partial withdrawals and surrenders of the policies. The surrender charge covers certain expenses relating to the sale of the policies, including commissions to registered representatives and other promotional expenses. We measure the surrender charge as a percentage of the amount withdrawn or surrendered. The surrender charge may apply to amounts applied under certain Income Payment options.

     If you surrender your policy, we deduct the surrender charge from the amount paid to you. In the case of a partial withdrawal, you can direct NYLIAC to take surrender charges either from the remaining value of the Allocation Alternatives and/or the DCA Advantage Plan Accounts from which the partial withdrawals are made, or from the amount paid to you. If the remaining value in an Allocation Alternative and/or the DCA Advantage Plan Accounts is less than the necessary surrender charge, we will deduct the remainder of the charge from the amount withdrawn from that Allocation Alternative and/or the DCA Advantage Plan Accounts.

     The maximum surrender charge will be 7% of the amount withdrawn. The percentage of the surrender charge varies, depending upon the length of time a premium payment is in your policy before it is withdrawn. For purposes of calculating the applicable surrender charge, we deem premium payments to be withdrawn on a first-in, first-out basis. Unless required otherwise by state law, the surrender charge for amounts withdrawn or surrendered during the first three Payment Years following the premium payment to which such withdrawal or surrender is attributable is 7% of the amount withdrawn or surrendered. This charge then declines to 6% in the fourth and fifth Payment Years, 5% in the sixth Payment Year, 4% in the seventh Payment Year, after which no charge is made, as shown in the following chart:

     AMOUNT OF SURRENDER CHARGE

                                                              SURRENDER CHARGE
                                                              ----------------
1...........................................................         7%
2...........................................................         7%
3...........................................................         7%
4...........................................................         6%
5...........................................................         6%
6...........................................................         5%
7...........................................................         4%
8+..........................................................         0%

     In no event will the aggregate surrender charge applied under the policy exceed 8.5% of the total premiums paid.

     EXCEPTIONS TO SURRENDER CHARGES

     We will not assess a surrender charge:

          (a) on amounts you withdraw in any Policy Year which are less than or equal to the greatest of (i) 10% of the Accumulation Value at the time of surrender or withdrawal; (ii) 10% of the Accumulation Value as of the prior Policy Anniversary; or (iii) the Accumulation Value less accumulated premium payments, all less any prior surrender charge free withdrawals during the policy year;

          (b) if NYLIAC cancels the policy;

          (c) when we pay proceeds upon the death of the policy owner or the Annuitant;

          (d) when you select a Life Income Payment Option in any Policy Year after the first Policy Year;

          (e) when a required minimum distribution calculated by NYLIAC is made under a Qualified Policy (this amount will, however, count against the first exception described above);

          (f) on withdrawals you make under the Living Needs Benefit Rider or Unemployment Benefit Rider; and

          (g) on periodic partial withdrawals made pursuant to Section 72(t)(2)(A)(iv) of the Internal Revenue Code.

     OTHER CHARGES

     (a) Separate Account Charge

     Prior to the Annuity Commencement Date, we deduct a daily charge from the assets of the Separate Account to compensate us for certain mortality and expense risks we assume under the policies and for providing policy administration services. The charge equals 1.45% (annualized) of the daily average Variable

Accumulation Value. We guarantee that this charge will not increase. If the charge is insufficient to cover actual costs and assumed risks, the loss will fall on NYLIAC. If the charge is more than sufficient, we will add any excess to our general funds. We may use these funds for any corporate purpose, including expenses relating to the sale of the policies, to the extent that surrender charges do not adequately cover sales expenses.

     The mortality risk assumed is the risk that Annuitants as a group will live for a longer time than our actuarial tables predict. As a result, we would be paying more Income Payments than we planned. We also assume a risk that the mortality assumptions reflected in our guaranteed annuity payment tables, shown in each policy, will differ from actual mortality experience. Lastly, we assume a mortality risk that, at the time of death, the guaranteed minimum death benefit will exceed the policy's Accumulation Value. The expense risk assumed is the risk that the cost of issuing and administering the policies will exceed the amount we charge for these services.

     (b) Policy Service Charge

     We deduct an annual policy service charge of $30 each Policy Year on the Policy Anniversary and upon surrender of the policy if on the Policy Anniversary or date of surrender the Accumulation Value is less than $50,000. We deduct the annual policy service charge from each Allocation Alternative and each DCA Account, if applicable, in proportion to its percentage of the Accumulation Value on the Policy Anniversary or date of surrender. This charge is designed to cover the costs for providing services under the policy such as collecting, processing and confirming premium payments and establishing and maintaining the available methods of payment.

     (c) Investment Protection Plan Rider Charge (optional)

     If you selected the Investment Protection Plan Rider (in jurisdictions where available), we will deduct a charge on the first Business Day on each policy quarter that the rider is in effect based on the amount that is guaranteed. We will deduct this charge beginning with the first policy quarter after the effective date of the rider. (See "Riders--Investment Protection Plan Rider.") We will deduct the charge from each Allocation Alternative and each DCA Advantage Plan Account in proportion to its percentage of the Accumulation Value on the first Business Day of the applicable policy quarter.

     The maximum annual charge is 1% of the amount that is guaranteed. We may set a lower charge at our sole discretion. The current charge for this rider is 0.45% of the amount that is guaranteed, applied on a quarterly basis (0.1125% per quarter).

     If you reset the amount that is guaranteed, a new charge for the rider will apply. This charge may be more or less than the charge currently in effect on your policy, but will never exceed the stated maximum. The charge in effect on the effective date of the rider or on the effective date of any reset will not change after the date the rider becomes effective. We will continue to deduct the current charge until the first policy quarter following the effective date of the reset.

     (d) Rider Risk Charge Adjustment* (optional)

If you cancel the Investment Protection Plan Rider, to the extent permitted by state law, we will deduct a Rider Risk Charge Adjustment from your Accumulation Value. The cancellation will be effective on the date we receive your request. (See "Riders--Investment Protection Plan Rider.") We will deduct the Rider Risk Charge Adjustment from each Allocation Alternative and each DCA Advantage Plan Account in proportion to its percentage of the Accumulation Value on that day. We will not deduct this charge if you surrender your policy. However, surrender charges may apply.

     We will not change the adjustment for a particular policy once it is set on the date the rider takes effect. The maximum Rider Risk Charge Adjustment is 2% of the amount that is guaranteed. We may set a lower charge at our sole discretion. You should check with your registered representative to determine the percentage we are currently charging before you select this feature.

     If you reset the amount that is guaranteed, a new Rider Risk Charge Adjustment may apply. This charge may be more or less than the charge currently in effect on your policy, but will never exceed the stated maximum. The adjustment charge in effect on the effective date of the rider or on the effective date of any reset will not increase after the rider is issued.

---------------

* The Rider Risk Charge does not apply to policies issued in Oregon. For Oregon policies, please disregard all references to the Rider Risk Charge Adjustment throughout this prospectus.

     (e) Enhanced Beneficiary Benefit Rider Charge (optional)

     If you select the EBB Rider (in jurisdictions where available), we will deduct a charge on the first Business Day of each policy quarter that the Rider is in effect based on the Accumulation Value as of that date. We will deduct this charge beginning with the first policy quarter after the Policy Date. This charge will be deducted from each Allocation Alternative and from each DCA Account, if applicable, in proportion to its percentage of the Accumulation Value on the first Business Day of the applicable quarter.

     The maximum annual charge is 1.00% of the policy's Accumulation Value, applied on a quarterly basis. We may set a lower charge at our sole discretion. The current charge for the EBB Rider is 0.30% of the policy's Accumulation Value, applied on a quarterly basis (0.075% per quarter). You should check with your registered representative to determine the percentage we are currently charging before you elect this Rider. This charge will not change once your policy is issued.

     (f) Fund Charges

     The value of the assets of the Separate Account will indirectly reflect the Funds' total fees and expenses. The Funds' total fees and expenses are not part of the policy. They may vary in amount from year to year. These fees and expenses are described in detail in the relevant Fund's prospectus and/or Statement of Additional Information.

     (g) Transfer Fees

     There is no charge for the first 12 transfers in any one Policy Year. NYLIAC reserves the right to charge up to $30 for each transfer in excess of 12, subject to any applicable state insurance law requirements. Transfers made under dollar cost averaging and automatic asset reallocation do not count toward this transfer limit.

     GROUP AND SPONSORED ARRANGEMENTS

     For certain group or sponsored arrangements, we may reduce the surrender charge and the policy service charge or change the minimum initial and additional premium payment requirements. Group arrangements include those in which a trustee or an employer, for example, purchases policies covering a group of individuals on a group basis. Sponsored arrangements include those in which an employer allows us to sell policies to its employees or retirees on an individual basis.

     Our costs for sales, administration, and mortality generally vary with the size and stability of the group among other factors. We take all these factors into account when reducing charges. To qualify for reduced charges, a group or sponsored arrangement must meet certain requirements, including our requirements for size and number of years in existence. Group or sponsored arrangements that have been set up solely to buy policies or that have been in existence less than six months will not qualify for reduced charges.

     We will make any reductions according to our rules in effect when a request for a policy is approved. We may change these rules from time to time. Any variation in the surrender charge or policy service charge will reflect differences in costs or services and will not be unfairly discriminatory.

     TAXES

     NYLIAC may, where premium taxes are imposed by state law, deduct such taxes from your policy either (i) when a surrender or cancellation occurs, or (ii) at the Annuity Commencement Date. Applicable premium tax rates depend upon such factors as your current state of residency, and the insurance laws and NYLIAC's status in states where premium taxes are incurred. Current premium tax rates range from 0% to 3.5%. Applicable premium tax rates are subject to change by legislation, administrative interpretations or judicial acts.

     Under present laws, NYLIAC will also incur state and local taxes (in addition to the premium taxes described above) in several states. At present, these taxes are not significant. If they increase, however, NYLIAC may make charges for such taxes.

     NYLIAC does not expect to incur any federal income tax liability attributable to investment income or capital gains retained as part of the reserves under the policies. (See "Federal Tax Matters.") Based upon these expectations, no charge is being made currently for corporate federal income taxes which may be attributable to the Separate Account. Such a charge may be made in future years for any federal income taxes NYLIAC incurs.

                         DISTRIBUTIONS UNDER THE POLICY

     SURRENDERS AND WITHDRAWALS

     You can make partial withdrawals, periodic partial withdrawals, hardship withdrawals or surrender the policy to receive part or all of the Accumulation Value at any time before the Annuity Commencement Date and while the Annuitant is living, by sending a written request on a form acceptable to MainStay Annuities. In addition, you may request partial withdrawals and periodic partial withdrawals by telephone. (See "Procedures for Telephone/Web Transactions.") The amount available for withdrawal is the Accumulation Value at the end of the Business Day during which we receive the written or telephonic surrender or withdrawal request, less any outstanding loan balance, surrender charges, premium taxes which we may deduct, and policy service charge, if applicable. If you have not provided us with a written election not to withhold federal income taxes at the time you make a withdrawal or surrender request, NYLIAC must by law withhold such taxes from the taxable portion of any surrender or withdrawal. We will remit that amount to the federal government. In addition, some states have enacted legislation requiring withholding. We will pay all surrenders or withdrawals within seven days of receipt of all documents (including documents necessary to comply with federal and state tax law), subject to postponement in certain circumstances. (See "Delay of Payments.")

     Since you assume the investment risk with respect to amounts allocated to the Separate Account and because certain surrenders or withdrawals are subject to a surrender charge and premium tax deduction, the total amount paid upon surrender of the policy (taking into account any prior withdrawals) may be more or less than the total premium payments made.

     Surrenders and withdrawals may be taxable transactions, and the Internal Revenue Code provides that a 10% penalty tax may be imposed on certain early surrenders or withdrawals. (See "Federal Tax Matters--Taxation of Annuities in General.")

     (a) Surrenders

     We may deduct a surrender charge and any state premium tax, if applicable, less any outstanding loan balance, and less the annual policy service charge, if applicable, from the amount paid. We will pay the proceeds in a lump sum to you unless you elect an Income Payment method. (See "Income Payments.") Surrenders may be taxable transactions and the 10% penalty tax provisions may be applicable. (See "Federal Tax Matters--Taxation of Annuities in General.")

     (b) Partial Withdrawals

     The minimum amount that can be withdrawn is $500, unless we agree otherwise. We will withdraw the amount from the Allocation Alternatives and/or the DCA Advantage Plan Accounts in accordance with your request. If you do not specify how to allocate a partial withdrawal among the Allocation Alternatives and/or the DCA Advantage Plan Accounts, we will allocate the partial withdrawal on a pro-rata basis. Partial withdrawals may be taxable transactions and the 10% penalty tax provisions may be applicable. (See "Federal Tax Matters--Taxation of Annuities in General.")

     If the requested partial withdrawal is greater than the value in any of the Allocation Alternatives and/or the DCA Advantage Plan Accounts from which the partial withdrawal is being made, we will pay the entire value of that Allocation Alternative and/or the DCA Advantage Plan Accounts, less any surrender charge that may apply, to you. We will not process partial withdrawal requests if honoring such requests would result in an Accumulation Value of less than $2,000.

     (c) Periodic Partial Withdrawals

     You may elect to receive regularly scheduled partial withdrawals from the policy. These periodic partial withdrawals may be paid on a monthly, quarterly, semi-annual, or annual basis. You will elect the frequency of the withdrawals and the day of the month for the withdrawals to be made. We will make all withdrawals on the day of each calendar month you specify, or on the next Business Day (if the day you have specified is not a Business Day or does not exist in that month). You must specify the Investment Divisions and/or the Fixed Accounts from which the periodic partial withdrawals will be made. The minimum amount under this feature is $100, or such lower amount as we may permit. Periodic partial withdrawals may be taxable transactions and the 10% penalty tax provisions may be applicable. (See "Federal Tax Matters--Taxation of Annuities in General.") If you do not specify otherwise, we will withdraw money on a pro-rata basis from each Investment

Division and/or the Fixed Accounts. You may not make periodic partial withdrawals from the DCA Advantage Plan Accounts.

     You can elect to receive "Interest Only" periodic partial withdrawals for the interest earned on monies allocated to one of the Fixed Accounts. If this option is chosen, the $100 minimum for periodic partial withdrawals will be waived. However, you must have at least $5,000 in the Fixed Account selected at the time of each periodic partial withdrawal, unless we agree otherwise. This option will void the Fixed Account Initial Premium Guarantee. (See "The Fixed Accounts--Fixed Account Initial Premium Guarantee.")

     (d) Hardship Withdrawals

     Under certain Qualified Policies, the Plan Administrator may allow, in its sole discretion, certain withdrawals it determines to be "Hardship Withdrawals." The surrender charge and 10% penalty tax, if applicable, and provisions applicable to partial withdrawals apply to Hardship Withdrawals.

     REQUIRED MINIMUM DISTRIBUTION

     For IRAs and IRA SEPs, the policy owner is generally not required to elect the required minimum distribution option until April 1st of the year following the calendar year he or she attains age 70 1/2. For TSAs, the policy owner is generally not required to elect the required minimum distribution option until April 1st of the year following the calendar year he or she attains age 70 1/2 or until April 1st of the year following the calendar year he or she retires, whichever occurs later. For Inherited IRAs, the policy owner is required to take the first required minimum distribution on or before December 31 of the calendar year following the year of the original owner's death.

     OUR RIGHT TO CANCEL

     If we do not receive any premium payments for a period of two years (except for those states that offer the modified version of the policy), and both the Accumulation Value of your policy and your total premium payments less any withdrawals and surrender charges are less than $2,000, we reserve the right to terminate your policy subject to any applicable state insurance law or regulation. We will notify you of our intention to exercise this right and give you 90 days to make a premium payment. If we terminate your policy, we will pay you the Accumulation Value of your policy in one lump sum.

     ANNUITY COMMENCEMENT DATE

     The Annuity Commencement Date is the date specified on the Policy Data Page. The Annuity Commencement Date is the day that Income Payments are scheduled to commence unless the policy has been surrendered or an amount has been paid as proceeds to the designated Beneficiary prior to that date. If we agree, you may change the Annuity Commencement Date to an earlier date by providing written notice to NYLIAC. You may defer the Annuity Commencement Date to a later date if we agree to it, provided that we receive a written notice of the request at least one month before the last selected Annuity Commencement Date. The Annuity Commencement Date and Income Payment method for Qualified Policies may also be controlled by endorsements, the plan, or applicable law.

     DEATH BEFORE ANNUITY COMMENCEMENT

     If you or the Annuitant dies prior to the Annuity Commencement Date, we will pay an amount as proceeds to the designated beneficiary, as of the date we receive proof of death and all requirements necessary to make the payment. That amount will be the greatest of:

     (a) the Accumulation Value, less any outstanding loan balance;

     (b) the sum of all premium payments made, less any outstanding loan balance, partial withdrawals and surrender charges on those partial withdrawals less any rider charges; or

     (c) the "reset value" plus any additional premium payments made since the most recent "Reset Anniversary," less any outstanding loan balance, "proportional withdrawals" made since the most recent Reset Anniversary, any surrender charges applicable to such "proportional withdrawals," and any rider charges.

     We recalculate the reset value, with respect to any policy, every year from the Policy Date ("Reset Anniversary") until you or the Annuitant reaches age 80. On the First Policy Anniversary, we calculate the reset value by comparing (a) the Accumulation Value; and (b) the total of the premium payments made to the policy, less any proportional withdrawals, surrender charges on those withdrawals, less any rider charges. The reset value calculated on the second and subsequent Reset Anniversaries is based on a comparison between (a) the Accumulation Value on the current Reset Anniversary; and (b) the reset value on the prior Reset Anniversary, plus any premium payments since the prior Reset Anniversary, less any proportional withdrawals since the prior Reset Anniversary, surrender charges on those withdrawals, and less any rider charges since the last Reset Anniversary date. The greater of the compared values will be the new reset value.

     A proportional withdrawal is an amount equal to the amount withdrawn from the policy divided by the policy's Accumulation Value immediately preceding the withdrawal, multiplied by a) the total of the premium payments made to the policy prior to the withdrawal, less any proportional withdrawals previously processed and surrender charges on those withdrawals, during the first policy year; or b) the reset value as of the last Policy Anniversary plus any additional premium payments made since the last Policy Anniversary, less any proportional withdrawals made since the last Policy Anniversary and surrender charges on those withdrawals, in the second and subsequent policy years.

     We have set forth below an example of how the death benefit is calculated annually. In this example, we have assumed the following:

     (1) you purchase a policy with a $200,000 premium payment;

     (2) the Accumulation Value immediately preceding the withdrawal is $250,000;

     (3) a $20,000 withdrawal is made after the second Policy Anniversary;

     (4) the Accumulation Value is $220,000 on the last Policy Anniversary (Reset Anniversary); and

     (5) you die in the third Policy Year and the Accumulation Value of the policy has decreased to $175,000.

The death benefit is the greatest of:

(a)  Accumulation Value:                =  $175,000
(b)  Premium payments less any          =  $180,000 ($200,000 - $20,000); or
     partial withdrawals:
(c)  Reset value -- the greater of:        a) Current Accumulation Value -- $175,000; and
                                           b) Last Reset Value, plus premiums, less
                                              withdrawals. That is:
                                           $220,000 + $0 - (($20,000/$250,000) X $220,000)
                                        =  $220,000 - (0.08 X $220,000)
                                        =  $220,000 - $17,600
                                        =  $202,400

In this example, your Beneficiary(ies) would receive $202,400.

     The formula guarantees that the amount we pay will at least equal the sum of all premium payments (less any outstanding loan balance, partial withdrawals, surrender charges on such partial withdrawals and any rider charges), independent of the investment experience of the Separate Account. The Beneficiary may receive the amount payable in a lump sum or under any life income payment option which is then available. If more than one Beneficiary is named, each Beneficiary will be paid a pro rata portion from each Allocation Alternative and the DCA Advantage Plan Account in which the policy is invested as of the date we receive proof of death and all requirements necessary to make the payment to that Beneficiary. We will keep the remaining balance in the policy to pay the other Beneficiaries. Due to market fluctuations, the remaining Accumulation Value may increase or decrease and we may pay subsequent Beneficiaries a different amount.

     We will make payments in a lump sum to the Beneficiary unless you have elected or the Beneficiary elects otherwise in a signed written notice which gives us the information that we need. If such an election is properly made, we will apply all or part of these proceeds:

          (i) under the Life Income Payment Option to provide an immediate annuity for the Beneficiary who will be the policy owner and Annuitant; or

          (ii) under another Income Payment option we may offer at the time. Payments under the annuity or under any other method of payment we make available must be for the life of the Beneficiary, or for a number of years that is not more than the life expectancy of the Beneficiary at the time of the policy owner's death (as determined for federal tax purposes), and must begin within one year after the policy owner's death. (See "Income Payments.")

     If your spouse is the sole primary Beneficiary, we can pay the proceeds to the surviving spouse if you die before the Annuity Commencement Date or the policy can continue with the surviving spouse as (a) the new policy owner and,
(b) if you were the Annuitant, as the Annuitant. If a policy is jointly owned, ownership rights and privileges under the policy must be exercised jointly and benefits under the policy will be paid upon the death of any joint owner. (See "Federal Tax Matters--Taxation of Annuities in General.")

     If the Annuitant and, where applicable under another Income Payment option, the Joint Annuitant, if any, die after the Annuity Commencement Date, NYLIAC will pay the sum required by the Income Payment option in effect.

     We will make any distribution or application of policy proceeds within 7 days after NYLIAC receives all documents (including documents necessary to comply with federal and state tax law) in connection with the event or election that causes the distribution to take place, subject to postponement in certain circumstances. (See "Delay of Payments.")

     INCOME PAYMENTS

     (a) Election of Income Payment Options

     On the Annuity Commencement Date, the Accumulation Value will be applied to provide a monthly Income Payment. We will make Income Payments under the Life Income Payment Option or under such other option we may offer at that time where permitted by state laws. We will require that a lump sum payment be made if the Accumulation Value is less than $2,000. At any time before the Annuity Commencement Date, you may change the Income Payment option or request any other method of payment we agree to. However, once payments begin, you may NOT change the option chosen. If the Life Income Payment Option is chosen, we may require proof of birth date before Income Payments begin. For Income Payment options involving life income, the actual age of the Annuitant will affect the amount of each payment. Since payments based on older Annuitants are expected to be fewer in number, the amount of each annuity payment should be greater. We will make payments under the Life Income Payment Option in the same specified amount and over the life of the Annuitant with a guarantee of 10 years of payments, even if the Annuitant dies sooner. NYLIAC does not currently offer variable Income Payment options.

     Under Income Payment Options involving life income, the payee may not receive Income Payments equal to the total premium payments if the Annuitant dies before the actuarially predicted date of death. We base Income Payment Options involving life income on annuity tables that vary on the basis of sex, unless the policy was issued under an employer sponsored plan or in a state which requires unisex rates.

     (b) Proof of Survivorship

     We may require satisfactory proof of survival from time to time before we pay any Income Payments or other benefits. We will request the proof at least 30 days prior to the next scheduled payment date.

     DELAY OF PAYMENTS

     We will pay any amounts due from the Separate Account under the policy within seven days of the date NYLIAC receives all documents (including documents necessary to comply with federal and state tax law) in connection with a request.

Situations where payment may be delayed:

          1. We may delay payment of any amounts due from the Separate Account under the policy and transfers among Investment Divisions from the Separate Account to the Fixed Account during any period that:

             (a) The New York Stock Exchange ("NYSE") is closed for other than usual weekends or holidays, trading is restricted by the Securities and Exchange Commission ("SEC"); or the SEC declares that an emergency exists;

             (b) The SEC, by order, permits us to delay payment in order to protect our policyowners; or

             (c) The check used to pay the premium has not cleared through the banking system. This may take up to 15 days.

          2. We may delay payment of any amount due from the Fixed Account and/or the DCA Advantage Plan Account. When permitted by law, we may defer payment of any partial withdrawal or full surrender request for up to six months from the date of surrender from the Fixed Account and/or DCA Advantage Plan Account. We will pay interest of at least 3.5% per year on any partial withdrawal or full surrender request deferred for 30 days or more.

          3. Federal laws made to combat terrorism and prevent money laundering by criminals might, in certain circumstances, require us to reject a premium payment and/or "freeze" a policy. If these laws apply in a particular policy(ies), we would not be allowed to pay any request for transfers, partial withdrawals, surrenders or death benefits. If a policy or an account is frozen, the Accumulation Value would be moved to a special segregated interest-bearing account and held in that account until instructions are received from the appropriate federal regulator.

     DESIGNATION OF BENEFICIARY

     You may name, in a written form acceptable to us, one or more Beneficiaries. Thereafter, before the Annuity Commencement Date and while the Annuitant is living, you may change the Beneficiary by written notice in a form acceptable to NYLIAC. If before the Annuity Commencement Date, the Annuitant dies before you and no Beneficiary for the proceeds or for a stated share of the proceeds survives, the right to the proceeds or shares of the proceeds passes to you. If you are the Annuitant, the proceeds pass to your estate. However, if the policy owner who is not the Annuitant dies before the Annuity Commencement Date, and no Beneficiary for the proceeds or for a stated share of the proceeds survives, the right to the proceeds or shares of the proceeds passes to the policy owner's estate.

     RESTRICTIONS UNDER INTERNAL REVENUE CODE SECTION 403(b)(11)

     Under 403(b) Tax Sheltered Annuities, distributions attributable to salary reduction contributions made in years beginning after December 31, 1988 (including the earnings on these contributions), as well as to earnings in such years on salary reduction accumulations held as of the end of the last year beginning before January 1, 1989, may not begin before the employee attains age 59 1/2, separates from service, dies or becomes disabled. The plan may also provide for distribution in the case of hardship. However, hardship distributions are limited to amounts contributed by salary reduction. The earnings on such amounts may not be withdrawn. Even though a distribution may be permitted under these rules (e.g. for hardship or after separation from service), it may still be subject to a 10% additional income tax as a premature distribution.

     Under the terms of your plan, you may have the option to invest in other 403(b) funding vehicles, including 403(b)(7) custodial accounts. You should consult your plan document to make this determination.

     LOANS

     Loans are available only if you have purchased your policy in connection with a 403(b) plan and may not be available in all states for plans subject to the Employment Retirement Income Security Act of 1974 ("ERISA"). Under your 403(b) policy, you may borrow against your policy's Accumulation Value after the first Policy Year and prior to the Annuity Commencement Date. Unless we agree otherwise, only one loan may be outstanding at a time. A minimum Accumulation Value of $5,000 must remain in the policy. The minimum loan amount is $500. The maximum loan that you may take is the lesser of: (a) 50% of the policy's Accumulation Value on the date of the loan or (b) $50,000. We withdraw a loan processing fee of $25 from the Accumulation Value on a pro rata basis, unless prohibited by applicable state law or regulation. If on the date of the loan you do not have a Fixed Accumulation Value equal to at least 125% of the loan amount, we will transfer sufficient Accumulation Value from the Investment Divisions and/or DCA Advantage Plan Accounts on a pro rata basis to the 1-Year Fixed Account so that the 1-Year Fixed Accumulation Value equals 125% of the loan amount. While a loan is outstanding, you may not make partial withdrawals or transfers which would reduce the Fixed Accumulation Value to an amount less than 125% of the outstanding loan balance.

     For plans not subject to ERISA, the interest rate paid by the policy owner of the loan will equal 5%. We will credit the assets being held in the Fixed Accounts to secure the loan with the minimum guaranteed interest rate as stated on the Policy Data Page. For plans subject to ERISA, we will apply the interest charged on the loan at the then current prime rate plus 1%. We will credit the money being held in the Fixed Accounts to secure the loan with a rate of interest that is the prime rate less 1%, but it will always be at least equal to the minimum guaranteed interest rate as stated on the Policy Data Page. For all plans, we will assess interest in arrears as part of the periodic loan repayments.

     You must repay the loan on a periodic basis at a frequency not less frequently than quarterly and over a period no greater than five years from the date it is taken. If a loan repayment is in default we will withdraw the amount in default from the Fixed Accumulation Value to the extent permitted by federal income tax rules. We will take such a repayment on a first-in, first-out (FIFO) basis from amounts allocated to the Fixed Accounts.

     We permit loans to acquire a principal residence under the same terms described above, except that:

        (a) the minimum loan amount is $5,000; and

        (b) repayment of the loan amount may be extended to a maximum of twenty-five years.

     We deduct any outstanding loan balance including any accrued interest from the Fixed Accumulation Value prior to payment of a surrender or the commencement of the annuity benefits. On death of the policy owner or Annuitant, we deduct any outstanding loan balance from the Fixed Accumulation Value as a partial withdrawal as of the date we receive the notice of death.

     Loans are subject to the terms of the policy, your 403(b) plan and the Internal Revenue Code, which may impose restrictions upon them. We reserve the right to suspend, modify, or terminate the availability of loans under this policy at any time. However, any action taken by us will not affect already outstanding loans.

                               THE FIXED ACCOUNTS

     The Fixed Accounts are supported by the assets in NYLIAC's general account, which includes all of NYLIAC's assets except those assets specifically allocated to NYLIAC's separate accounts. NYLIAC has sole discretion to invest the assets of the Fixed Accounts subject to applicable law. The Fixed Accounts are not registered under the federal securities laws and are generally not subject to their provisions. Furthermore, the staff of the Securities and Exchange Commission has not reviewed the disclosures in this Prospectus relating to the Fixed Accounts. These disclosures regarding the Fixed Accounts may be subject to certain applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

     (a) Interest Crediting

     NYLIAC guarantees that it will credit interest at an annual effective rate as stated on the Policy Data Page to amounts allocated or transferred to the Fixed Accounts under the policies. We credit interest on a daily basis. NYLIAC may, at its sole discretion, credit a higher rate or rates of interest to amounts allocated or transferred to the Fixed Accounts.

     For the 1-Year Fixed Account, interest rates will be set on the anniversary of each premium payment or transfer. All premium payments and additional amounts (including transfers from the Investment Divisions) allocated to the 1-Year Fixed Account, plus prior interest earned on such amounts, will receive their applicable interest rate for one-year periods from the anniversary on which the allocation or transfer was made.

     For the 3-Year Fixed Account, all premium payments will receive their applicable interest rate for a three-year period from the date on which the payment was made. At the beginning of the fourth Payment Year, and every Payment Year thereafter, a new interest rate will apply to those premium payments and the prior interest on those payments.

     (b) Transfers to Investment Divisions

     You may transfer amounts from the Fixed Accounts to the Investment Divisions up to 30 days prior to the Annuity Commencement Date, subject to the following conditions.

          1. During the first 7 Policy Years, the maximum amount you are allowed to transfer from each Fixed Account is limited to 25% of the value you have accumulated in each Fixed Account as of the prior Policy Anniversary. Thereafter, the maximum amount you are allowed to transfer from each Fixed Account is limited to 50% of the value you have accumulated in each Fixed Account as of the prior Policy Anniversary.

          2. The minimum amount that you may transfer from either Fixed Account to the Investment Divisions is the lesser of (i) $500 or (ii) the Fixed Accumulation Value, unless we agree otherwise. Additionally, the remaining value in either Fixed Account must be at least $500. If, after a contemplated transfer, the remaining values in the particular Fixed Account would be less than $500, that amount must be included in the transfer, unless NYLIAC in its discretion permits otherwise. We determine amounts transferred from the Fixed Account on a first-in, first-out ("FIFO") basis, for purposes of determining the rate at which we credit interest on monies remaining in either Fixed Account.

     Except as part of an existing request relating to the traditional Dollar Cost Averaging option, the Interest Sweep option or the DCA Advantage Plan, you may not transfer money into the 1-Year Fixed Account if you made a transfer out of the 1-Year Fixed Account during the previous six-month period.

     You must make transfer requests in writing on a form approved by NYLIAC or by telephone in accordance with established procedures. (See "Procedures for Telephone/Web Transactions.")

     We will deduct partial withdrawals and apply any surrender charges to the Fixed Accounts on a FIFO basis (i.e., from any value in the Fixed Accounts attributable to premium payments or transfers from Investment Divisions in the same order in which you allocated such payments or transfers to the 1-Year Fixed Account during the life of the policy).

     (c) Fixed Account Initial Premium Guarantee

     NYLIAC guarantees that upon any surrender of a policy, you will receive an amount equal to at least that portion of the initial premium payment which was initially allocated to the Fixed Accounts. However, this guarantee will not apply if you transfer any amount out of the Fixed Accounts (except transfers made under the Interest Sweep option) or make any partial withdrawals from the Fixed Accounts, a DCA Advantage Plan Account or the Separate Account.

                        THE DCA ADVANTAGE PLAN ACCOUNTS

     Like the Fixed Accounts, the DCA Advantage Plan Accounts are also supported by the assets in NYLIAC's general account. The DCA Advantage Plan Accounts are not registered under the federal securities laws. The information contained in the first paragraph under "The Fixed Accounts," equally applies to the DCA Advantage Plan Accounts.

     NYLIAC will set interest rates in advance for each date on which we may receive a premium payment to a DCA Advantage Plan Account. We will never declare less than the annual effective rate as stated on the Policy Data Page. Premium payments into a DCA Advantage Plan Account will receive the applicable interest rate in effect on the Business Day we receive the premium payment. Interest rates for subsequent premium payments made into the same DCA Advantage Plan Account may be different from the rate applied to prior premium payments made into the DCA Advantage Plan Account.

     The annual effective rate that we declare is credited only to amounts remaining in a DCA Advantage Plan Account. We credit the interest on a daily basis. Because money is periodically transferred out of the DCA Advantage Plan Account, amounts in the DCA Advantage Plan Account will not achieve the declared annual effective rate.

                              FEDERAL TAX MATTERS

     INTRODUCTION

     THE FOLLOWING DISCUSSION IS GENERAL AND IS NOT INTENDED AS TAX ADVICE. The Qualified Policies are designed for use by individuals in retirement plans which are intended to qualify as plans qualified for special income tax treatment under Sections 219, 403, 408, or 408A of the Code. The ultimate effect of federal income taxes on the Accumulation Value, on Income Payments and on the economic benefit to you, the Annuitant or the Beneficiary depends on the type of retirement plan for which the Qualified Policy is purchased, on the tax and employment status of the individual concerned and on NYLIAC's tax status. The following discussion assumes that Qualified Policies are used in retirement plans that qualify for the special federal income tax treatment described above. This discussion is not intended to address the tax consequences resulting from all of the situations in which a person may be entitled to or may receive a distribution under a policy. Any person concerned about these tax implications should consult a competent tax adviser before making a premium payment. This discussion is based upon NYLIAC's understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service. We cannot predict the likelihood of continuation of the present federal income tax laws or of the current interpretations by the Internal Revenue Service, which may change from time to time without notice. Any such change could have retroactive effects regardless of the date of enactment. Moreover, this discussion does not take into consideration any applicable state or other tax laws except with respect to the imposition of any state premium taxes. We suggest you consult with your tax adviser.

     TAXATION OF ANNUITIES IN GENERAL

     The following discussion assumes that the policies will qualify as annuity contracts for federal income tax purposes. The Statement of Additional Information discusses such qualifications.

     Section 72 of the Code governs taxation of annuities in general. NYLIAC believes that an annuity policy owner generally is not taxed on increases in the value of a policy until distribution occurs either in the form of a lump sum received by withdrawing all or part of the Accumulation Value (i.e., surrenders or partial withdrawals) or as Income Payments under the Income Payment option elected. The exception to this rule is that generally, a policy owner of any deferred annuity policy who is not a natural person must include in income any increase in the excess of the policy owner's Accumulation Value over the policy owner's investment in the contract during the taxable year. However, there are some exceptions to this exception. You may wish to discuss these with your tax counsel. The taxable portion of a distribution (in the form of an annuity or lump sum payment) is generally taxed as ordinary income. For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the Accumulation Value generally will be treated as a distribution.

     In the case of a withdrawal or surrender distributed to a participant or Beneficiary under a Qualified Policy, a ratable portion of the amount received is taxable, generally based on the ratio of the investment in the contract to the total policy value. The "investment in the contract" generally equals the portion, if any, of any premium payments paid by or on behalf of an individual under a policy which is not excluded from the individual's gross income. For policies issued in connection with qualified plans, the "investment in the contract" can be zero. The law requires the use of special simplified methods to determine the taxable amount of payments that are based in whole or in part on the Annuitant's life and that are paid from qualified retirement plans under
Section 401(a) and from qualified annuities and Tax Sheltered Annuities under Sections 403(a) and 403(b).

     Generally, in the case of a withdrawal under a Non-Qualified Policy before the Annuity Commencement Date, amounts received are first treated as taxable income to the extent that the Accumulation Value immediately before the withdrawal exceeds the "investment in the contract" at that time. Any additional amount withdrawn is not taxable. On the other hand, upon a full surrender of a Non-Qualified Policy, if the "investment in the contract" exceeds the Accumulation Value (less any surrender charges), the loss is treated as an ordinary loss for federal income tax purposes. However, limitations may apply to the amount of the loss that may be deductible. The IRS has not issued any official guidance as to the manner in which a loss on the surrender of an annuity policy may be reported for income tax purposes, including whether it must be treated as a miscellaneous itemized deduction.

     Although the tax consequences may vary depending on the Income Payment option elected under the policy, in general, only the portion of the Income Payment that represents the amount by which the Accumulation Value exceeds the "investment in the contract" will be taxed. After the investment in the policy is recovered, the full amount of any additional Income Payments is taxable. For fixed Income Payments, in general, there is no tax on the portion of each payment which represents the same ratio that the "investment in the contract" bears to the total expected value of the Income Payments for the term of the payments. However, the remainder of each Income Payment is taxable until the recovery of the investment in the contract, and thereafter the full amount of each annuity payment is taxable. If death occurs before full recovery of the investment in the contract, the unrecovered amount may be deducted on the annuitant's final tax return.

     In the case of a distribution, a penalty tax equal to 10% of the amount treated as taxable income may be imposed. The penalty tax is not imposed in certain circumstances, including, generally, distributions: (1) made on or after the date on which the taxpayer attains age 59 1/2, (2) made as a result of the policy owner's or Annuitant's death or disability, or (3) received in substantially equal installments paid at least annually as a life annuity, or received as distributions from an Inherited IRA. Other tax penalties may apply to certain distributions pursuant to a Qualified Policy.

     All non-qualified, deferred annuity contracts issued by NYLIAC (or its affiliates) to the same policy owner during any calendar year are to be treated as one annuity contract for purposes of determining the amount includable in an individual's gross income. In addition, there may be other situations in which the Treasury Department may conclude (under its authority to issue regulations) that it would be appropriate to aggregate two or more annuity contracts purchased by the same policy owner. Accordingly, a policy owner should consult a competent tax adviser before purchasing more than one policy or other annuity contract.

     A transfer of ownership of a policy, or designation of an Annuitant or other Beneficiary who is not also the policy owner, may result in certain income or gift tax consequences to the policy owner. A policy owner contemplating any transfer or assignment of a policy should contact a competent tax adviser with respect to the potential tax effects of such a transaction.

     QUALIFIED PLANS

     Qualified Policies are designed for use with retirement plans that qualify for special federal income tax treatment under Section 403(a), 403(b), 408 and 408A of the Code. The tax rules applicable to participants and beneficiaries in these plans vary according to the type of plan and the terms and conditions of the plan itself. Special favorable tax treatment may be available for certain types of contributions and distributions (including special rules for certain lump sum distributions to individuals who attained the age of 50 by January 1,
1986). Adverse tax consequences may result from contributions in excess of specified limits, distributions prior to age 59 1/2 (subject to certain exceptions), distributions that do not conform to specified minimum distribution rules and in certain other circumstances. Therefore, this discussion only provides general information about the use of Qualified Policies with the plans described below. Policy owners and participants under these plans, as well as Annuitants and Beneficiaries are cautioned that the rights of any person to any benefits under the plans may be subject to the term and conditions of the plans themselves, regardless of the terms and conditions of the policy issued in connection with the plan. Purchasers of Qualified Policies should seek competent legal and tax advice regarding the suitability of the policy.

          (a) Section 403(a) Plans. Under Section 403(a) of the Code, payments made by employers to purchase annuity contracts, which meet certain requirements, for their employees are excludible from the gross income of the employee. Any amounts distributed to the employees under such annuity contracts are taxable to them in the years in which distributions are made.

          (b) Section 403(b) Plans. Under Section 403(b) of the Code, payments made by public school systems and certain tax exempt organizations to purchase annuity policies for their employees are excludable from the gross income of the employee, subject to certain limitations. However, such payments may be subject to FICA (Social Security) taxes.

          (c) Individual Retirement Annuities. Sections 219 and 408 of the Code permit individuals or their employers to contribute to an individual retirement program known as an "Individual Retirement Annuity" or "IRA," including an employer-sponsored Simplified Employee Pension or "SEP." Individual Retirement Annuities are subject to limitations on the amount which may be contributed and deducted and the time when distributions may commence. In addition, distributions from certain other types of qualified plans may be placed into Individual Retirement Annuities on a tax-deferred basis.

          (d) Roth Individual Retirement Annuities. Section 408A of the Code permits individuals with incomes below a certain level to contribute to an individual retirement program known as a "Roth Individual Retirement Annuity" or "Roth IRA." Roth IRAs are subject to limitations on the amount that may be contributed. Contributions to Roth IRAs are not deductible, but distributions from Roth IRAs that meet certain requirements are not included in gross income. Certain individuals are eligible to convert their existing non-Roth IRAs into Roth IRAs. They will be subject to income tax at the time of conversion.

          (e) Inherited IRAs. This policy may also be issued as an Inherited IRA if, after the death of the owner of an IRA, the named Beneficiary (other than the IRA owner's spouse) directs that the IRA death proceeds be transferred to a new policy issued as an Inherited IRA. The named Beneficiary of the original IRA policy will become the Annuitant under the Inherited IRA and may generally exercise all rights under the Inherited IRA policy, including the right to name his or her own Beneficiary in the event of death.

     Special tax rules apply to an Inherited IRA. The tax law does not permit additional premiums to be contributed to an Inherited IRA policy. Also, in order to avoid certain income tax penalties, a Required

     Minimum Distribution (RMD) must be withdrawn each year from an Inherited IRA policy. The first RMD must be taken on or before December 31 of the calendar year following the year of the original IRA owner's death. The tax penalty equals 50% of the excess of the RMD amount over the amounts, if any, actually withdrawn from the Inherited IRA during the calendar year.

                          DISTRIBUTOR OF THE POLICIES

     NYLIFE Distributors Inc. ("NYLIFE Distributors"), 169 Lackawanna Avenue, Parsippany, New Jersey, 07054, is the principal underwriter and the distributor of the policies. It is an indirect wholly-owned subsidiary of New York Life. The maximum commission paid to broker-dealers who have entered into dealer agreements with NYLIFE Distributors is not expected to exceed 7%. A portion of this amount is paid as commissions to registered representatives.

                                 VOTING RIGHTS

     The Funds are not required to and typically do not hold routine annual stockholder meetings. Special stockholder meetings will be called when necessary. To the extent required by law, NYLIAC will vote the Eligible Portfolio shares held in the Investment Divisions at special shareholder meetings of the Funds in accordance with instructions we receive from persons having voting interests in the corresponding Investment Division. If, however, the federal securities laws are amended, or if NYLIAC's present interpretation should change, and as a result, NYLIAC determines that it is allowed to vote the Eligible Portfolio shares in its own right, we may elect to do so.

     Prior to the Annuity Commencement Date, you hold a voting interest in each Investment Division to which you have money allocated. We will determine the number of votes which are available to you by dividing the Accumulation Value attributable to an Investment Division by the net asset value per share of the applicable Eligible Portfolios. We will calculate the number of votes which are available to you separately for each Investment Division. We will determine that number by applying your percentage interest, if any, in a particular Investment Division to the total number of votes attributable to the Investment Division.

     We will determine the number of votes of the Eligible Portfolio which are available as of the date established by the Portfolio of the relevant Fund. Voting instructions will be solicited by written communication prior to such meeting in accordance with procedures established by the relevant Fund.

     If we do not receive timely instructions, we will vote those shares in proportion to the voting instructions which are received with respect to all policies participating in that Investment Division. We will apply voting instructions to abstain on any item to be voted upon on a pro rata basis to reduce the votes eligible to be cast. Each person having a voting interest in an Investment Division will receive proxy material, reports and other materials relating to the appropriate Eligible Portfolio.

                           TABLE OF CONTENTS FOR THE
                  STATEMENT OF ADDITIONAL INFORMATION ("SAI")

     The SAI contains more details concerning the subjects discussed in this Prospectus. The following is the Table of Contents for that SAI:

                                                              PAGE
                                                              ----
THE POLICIES................................................    2
  Valuation of Accumulation Units...........................    2
INVESTMENT PERFORMANCE CALCULATIONS.........................    2
  MainStay VP Cash Management Investment Division...........    2
  MainStay VP Government--Initial Class, MainStay VP High
     Yield Corporate Bond--Initial Class and MainStay VP
     Bond--Initial Class Investment Division Yields.........    3
  Annual Average Total Return...............................    3
ANNUITY PAYMENTS............................................    4
GENERAL MATTERS.............................................    4
FEDERAL TAX MATTERS.........................................    5
  Taxation of New York Life Insurance and Annuity
     Corporation............................................    5
  Tax Status of Policies....................................    5
DISTRIBUTOR OF THE POLICIES.................................    6
SAFEKEEPING OF SEPARATE ACCOUNT ASSETS......................    6
STATE REGULATION............................................    6
RECORDS AND REPORTS.........................................    6
LEGAL PROCEEDINGS...........................................    6
FINANCIAL STATEMENTS........................................    7
OTHER INFORMATION...........................................    7
FINANCIAL STATEMENTS........................................  F-1

   How to obtain a MainStay Plus II Variable Annuity Statement of Additional
                                  Information.

               Call (800) 762-6212 or send this request form to:

                             MainStay Annuities
                             2400 Reliable Parkway
                             Chicago, IL 60686

--------------------------------------------------------------------------------

   Please send me a MainStay Plus II Variable Annuity Statement of Additional
                         Information dated May 1, 2003:

--------------------------------------------------------------------------------
Name

--------------------------------------------------------------------------------
Address

--------------------------------------------------------------------------------
City                                 State                       Zip

                      STATEMENT OF ADDITIONAL INFORMATION

                                  MAY 1, 2003
                                      FOR

                       MAINSTAY PLUS II VARIABLE ANNUITY
                                      FROM
                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
                                  INVESTING IN
                  NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

     This Statement of Additional Information ("SAI") is not a prospectus. This SAI contains information that expands upon subjects discussed in the current MainStay Plus II Variable Annuity Prospectus. You should read the SAI in conjunction with the current MainStay Plus II Variable Annuity Prospectus dated May 1, 2003. You may obtain a copy of the Prospectus by calling MainStay Annuities at (800) 762-6212 or writing to MainStay Annuities, 2400 Reliable Parkway, Chicago, IL 60686. Terms used but not defined in this SAI have the same meaning as in the current MainStay Plus II Variable Annuity Prospectus.

                               TABLE OF CONTENTS*

                                                              PAGE
                                                              ----
THE POLICIES (17)...........................................    2
     Valuation of Accumulation Units (24)...................    2
INVESTMENT PERFORMANCE CALCULATIONS.........................    2
     MainStay VP Cash Management Investment Division........    2
     MainStay VP Government--Initial Class, MainStay VP High
       Yield Corporate Bond--Initial Class and MainStay VP
       Bond--Initial Class Investment Division Yields.......    3
     Average Annual Total Return............................    3
ANNUITY PAYMENTS............................................    4
GENERAL MATTERS.............................................    4
FEDERAL TAX MATTERS (38)....................................    5
     Taxation of New York Life Insurance and Annuity
       Corporation..........................................    5
     Tax Status of the Policies.............................    5
DISTRIBUTOR OF THE POLICIES (40)............................    6
SAFEKEEPING OF SEPARATE ACCOUNT ASSETS......................    6
STATE REGULATION............................................    6
RECORDS AND REPORTS.........................................    6
LEGAL PROCEEDINGS...........................................    6
FINANCIAL STATEMENTS........................................    7
OTHER INFORMATION...........................................    7
FINANCIAL STATEMENTS........................................  F-1

------------
* (Numbers in parentheses refer to page numbers of corresponding sections of the current MainStay Plus II Variable Annuity Prospectus.)

                                  THE POLICIES

     The following provides additional information about the policies and supplements the description in the Prospectus.

     VALUATION OF ACCUMULATION UNITS

     Accumulation Units are valued separately for each Investment Division of the Separate Account. The method used for valuing Accumulation Units in each Investment Division is the same. We arbitrarily set the value of each Accumulation Unit as of the date operations began for the Investment Division. Thereafter, the value of an Accumulation Unit of an Investment Division for any Business Day equals the value of an Accumulation Unit in that Investment Division as of the immediately preceding Business Day multiplied by the "Net Investment Factor" for that Investment Division for the current Business Day.

     We determine the Net Investment Factor for each Investment Division for any period from the close of the preceding Business Day to the close of the current Business Day (the "Valuation Period") by the following formula:

                                   (a/b) - c

Where: a = the result of:

           (1) the net asset value per share of the Eligible Portfolio shares held in the Investment Division determined at the end of the current Valuation Period, plus

           (2) the per share amount of any dividend or capital gain distribution made by the Eligible Portfolio for shares held in the Investment Division if the "ex-dividend" date occurs during the current Valuation Period;

         b = the net asset value per share of the Eligible Portfolio shares held in the Investment Division determined as of the end of the immediately preceding Valuation Period; and

         c = a factor representing the charges deducted from the applicable
             Investment Division on a daily basis. Such factor is equal to 1.45% (annualized) of the daily average Variable Accumulation Value. (See "CHARGES AND DEDUCTIONS--Other Charges" in the Prospectus.)

     The Net Investment Factor may be greater or less than one. Therefore, the value of an Accumulation Unit in an Investment Division may increase or decrease from Valuation Period to Valuation Period.

                      INVESTMENT PERFORMANCE CALCULATIONS

     MAINSTAY VP CASH MANAGEMENT INVESTMENT DIVISION

     NYLIAC calculates the MainStay VP Cash Management Investment Division's current annualized yield for a seven-day period in a manner which does not take into consideration any realized or unrealized gains or losses on shares of the MainStay VP Cash Management Portfolio or on its portfolio securities. This current annualized yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation) in the value of a hypothetical account having a balance of one unit of the MainStay VP Cash Management Investment Division at the beginning of such seven-day period, dividing such net change in account value by the value of the account at the beginning of the period to determine the base period return and annualizing this quotient on a 365-day basis. The net change in account value reflects the deductions for the administration fee and the mortality and expense risk charge, and income and expenses accrued during the period. Because of these deductions, the yield for the MainStay VP Cash Management Investment Division will be lower than the yield for the MainStay VP Cash Management Portfolio.

     NYLIAC also calculates the effective yield of the MainStay VP Cash Management Investment Division for the same seven-day period on a compounded basis. The effective yield is calculated by compounding the unannualized base period return by adding one to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result.

     The yield on amounts held in the MainStay VP Cash Management Investment Division normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The MainStay VP Cash Management Investment Division's actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the MainStay VP Cash Management Portfolio, the types and quality of portfolio securities held by the MainStay VP Cash Management Portfolio, and its operating expenses.

    MAINSTAY VP GOVERNMENT--INITIAL CLASS, MAINSTAY VP HIGH YIELD CORPORATE BOND--INITIAL CLASS AND MAINSTAY VP BOND--INITIAL CLASS INVESTMENT DIVISION YIELDS

     The current annualized yield of the MainStay VP Government--Initial Class, MainStay VP High Yield Corporate Bond--Initial Class and MainStay VP Bond--Initial Class Investment Divisions refers to the income generated by these Investment Divisions over a specified 30-day period. Because the yield is annualized, the yield generated by an Investment Division during the 30-day period is assumed to be generated each 30-day period. We compute the yield by dividing the net investment income per accumulation unit earned during the period by the price per unit on the last day of the period, according to the following formula:
----                        YIELD = 2[(a-b+1)(6)-1]
                                                                  cd

Where: a = net investment income earned during the period by the Portfolio attributable to shares owned by the MainStay VP Government--Initial Class, MainStay VP High Yield Corporate Bond--Initial Class or MainStay VP Bond--Initial Class Investment Division.

         b = expenses accrued for the period (net of reimbursements).

         c = the average daily number of accumulation units outstanding during the period.

         d = the maximum offering price per accumulation unit on the last day of the period.

     Accrued expenses will include all recurring fees that are charged to all policy owner accounts. The yield calculations do not reflect the effect of any surrender charges that may be applicable to a particular policy. Surrender charges range from 7% to 0% of the amount withdrawn depending on the elapsed time since a premium payment was made.

     Because of the charges and deductions imposed by the Separate Account the yield for the Investment Divisions will be lower than the yield for the corresponding Portfolio of the Fund. The yield on amounts held in the Investment Divisions normally will fluctuate over time. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The MainStay VP Government--Initial Class, MainStay VP High Yield Corporate Bond--Initial Class or MainStay VP Bond--Initial Class Investment Division's actual yield will be affected by the types and quality of portfolio securities held by the MainStay VP Government--Initial Class, MainStay VP High Yield Corporate Bond--Initial Class and MainStay VP Bond--Initial Class Portfolios of the Fund and their operating expenses.

     AVERAGE ANNUAL TOTAL RETURN. Average annual total return quotations for the Investment Divisions are computed by finding the average annual compounded rates of return over the periods shown that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                P(1+T)(n) = ERV

Where: P = a hypothetical initial payment of $1,000.

         T = average annual total return.

         n = number of years.

     ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one, five, or ten-year period or the inception date, at the end of the one, five or ten-year period (or fractional portion thereof).

     All total return figures are prepared under methods the SEC requires when advertising performance information. For periods beginning on or after the dates when the Investment Divisions started operations, the average annual total return (if surrendered) figures may be referred to as "standardized" performance. For periods before the dates when the Investment Divisions started operations, the figures are considered "non-standardized." The average annual total return (no surrender) figures are all considered "non-standardized".

     Performance data for the Investment Divisions may be compared, in advertisements, sales literature and reports to shareholders, to: (i) the investment returns on various mutual funds, stocks, bonds, certificates of deposit, tax free bonds, or common stock and bond indexes; and (ii) other groups of variable annuity separate accounts or other investment products tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds and other investment companies by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons who rank such investment companies on overall performance or other criteria.

     Reports and promotional literature may also contain the ratings New York Life and NYLIAC have received from independent rating agencies. New York Life and NYLIAC are among only a few companies that have consistently received among the highest possible ratings from the four major independent rating companies for financial strength and stability: A.M. Best, Fitch, Moody's and Standard and Poor's. However, neither New York Life nor NYLIAC guarantees the investment performance of the Investment Divisions.

                                ANNUITY PAYMENTS

     We will make equal annuity payments each month under the Life Income Payment Option during the lifetime of the Annuitant. Once payments begin, they do not change and are guaranteed for 10 years even if the Annuitant dies sooner. If the Annuitant dies before all guaranteed payments have been made, the rest will be made to the Beneficiary. We may require that the payee submit proof of the Annuitant's survivorship as a condition for future payments beyond the 10-year guaranteed payment period.

     On the Annuity Commencement Date, we will determine the Accumulation Value of your policy and use that value to calculate the amount of each annuity payment. We determine each annuity payment by applying the Accumulation Value, less any premium taxes, to the annuity factors specified in the annuity table set forth in the policy. Those factors are based on a set amount per $1,000 of proceeds applied. The appropriate rate must be determined by the sex (except where, as in the case of certain Qualified Policies and other employer-sponsored retirement plans, such classification is not permitted), date of application and age of the Annuitant. The dollars applied are then divided by 1,000 and the result multiplied by the appropriate annuity factor from the table to compute the amount of the each monthly annuity payment.

                                GENERAL MATTERS

     NON-PARTICIPATING. The policies are non-participating. Dividends are not paid.

     MISSTATEMENT OF AGE OR SEX. If the Annuitant's stated age and/or sex in the policy are incorrect, NYLIAC will change the benefits payable to those which the premium payments would have purchased for the correct age and sex. Sex is not a factor when annuity benefits are based on unisex annuity payment rate tables. (See "Income Payments--Election of Income Payment Options" in the Prospectus.) If we made payments based on incorrect age or sex, we will increase or reduce a later payment or payments to adjust for the error. Any adjustment will include interest, at 3.5% per year, from the date of the wrong payment to the date the adjustment is made.

     ASSIGNMENTS. If permitted by the plan or by law for the plan indicated in the application for the policy, you may assign a Non-Qualified Policy or any interest in it prior to the Annuity Commencement Date and during the Annuitant's lifetime. NYLIAC will not be deemed to know of an assignment unless it receives a copy of a duly executed instrument evidencing such assignment. Further, NYLIAC assumes no responsibility for the validity of any assignment. (See "Federal Tax Matters--Taxation of Annuities in General" in the Prospectus.)

     MODIFICATION. NYLIAC may not modify the policy without your consent except to make the policy meet the requirements of the Investment Company Act of 1940, or to make the policy comply with any changes in the Internal Revenue Code or as required by the Code in order to continue treatment of the policy as an annuity, or by any other applicable law.

     INCONTESTABILITY. We rely on statements made in the application or a Policy Request. They are representations, not warranties. We will not contest the policy after it has been in force during the lifetime of the Annuitant for two years from the Policy Date.

                              FEDERAL TAX MATTERS

     TAXATION OF NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

     NYLIAC is taxed as a life insurance company. Because the Separate Account is not an entity separate from NYLIAC, and its operations form a part of NYLIAC, it will not be taxed separately as a "regulated investment company" under Subchapter M of the Code. Investment income and realized net capital gains on the assets of the Separate Account are reinvested and are taken into account in determining the Accumulation Value. As a result, such investment income and realized net capital gains are automatically retained as part of the reserves under the policy. Under existing federal income tax law, NYLIAC believes that Separate Account investment income and realized net capital gains should not be taxed to the extent that such income and gains are retained as part of the reserves under the policy.

     TAX STATUS OF THE POLICIES

     Section 817(h) of the Code requires that the investments of the Separate Account must be "adequately diversified" in accordance with Treasury regulations in order for the policies to qualify as annuity contracts under Section 72 of the Code. The Separate Account intends to comply with the diversification requirements prescribed by the Treasury under Treasury Regulation Section 1.817-5.

     To comply with regulations under Section 817(h) of the Code, the Separate Account is required to diversify its investments, so that on the last day of each quarter of a calendar year, no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S. Government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. Government or an agency or instrumentality of the U.S. Government is treated as a security issued by the U.S. Government or its agency or instrumentality, whichever is applicable.

     Although the Treasury Department has issued regulations on the diversification requirements, such regulations do not provide guidance concerning the extent to which policy owners may direct their investments to particular subaccounts of a separate account, or the permitted number of such subaccounts. It is unclear whether additional guidance in this regard will be issued in the future. It is possible that if such guidance is issued, the policy may need to be modified to comply with such additional guidance. For these reasons, NYLIAC reserves the right to modify the policy as necessary to attempt to prevent the policy owner from being considered the owner of the assets of the Separate Account or otherwise to qualify the policy for favorable tax treatment.

     The Code also requires that non-qualified annuity contracts contain specific provisions for distribution of the policy proceeds upon the death of any policy owner. In order to be treated as an annuity contract for federal income tax purposes, the Code requires that such policies provide that (a) if any policy owner dies on or after the Annuity Commencement Date and before the entire interest in the policy has been distributed, the remaining portion must be distributed at least as rapidly as under the method in effect on the policy owner's death; and (b) if any policy owner dies before the Annuity Commencement Date, the entire interest in the policy must generally be distributed within 5 years after the policy owner's date of death. These requirements will be considered satisfied if the entire interest of the policy is used to purchase an immediate annuity under which payments will begin within one year of the policy owner's death and will be made for the life of the Beneficiary or for a period not extending beyond the life expectancy of the Beneficiary. If the Beneficiary is the policy owner's surviving spouse, the Policy may be continued with the surviving spouse as the new policy owner. If the policy owner is not a natural person, these "death of Owner" rules apply when the primary Annuitant is changed. Non-Qualified Policies contain provisions intended to comply with these requirements of the Code. No regulations interpreting these requirements of the Code have yet been issued and thus no assurance can be given that the provisions contained in these policies satisfy all such Code requirements. The provisions contained in these policies will be reviewed and modified if necessary to assure that they comply with the Code requirements when clarified by regulation or otherwise.

     Withholding of federal income taxes on the taxable portion of all distributions may be required unless the recipient elects not to have any such amounts withheld and properly notifies NYLIAC of that election. Different rules may apply to United States citizens or expatriates living abroad. In addition, some states have enacted legislation requiring withholding.

     Even if a recipient elects no withholding, special rules may require NYLIAC to disregard the recipient's election if the recipient fails to supply NYLIAC with a "TIN" or taxpayer identification number (social security number for individuals) or if the Internal Revenue Service notifies NYLIAC that the TIN provided by the recipient is incorrect.

                          DISTRIBUTOR OF THE POLICIES

     NYLIFE Distributors Inc. ("NYLIFE Distributors") is the principal underwriter and distributor of the policies. NYLIFE Distributors is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. NYLIFE Distributors is an indirect wholly-owned subsidiary of New York Life. The maximum commission typically paid to broker-dealers who have entered into dealer agreements with NYLIFE Distributors is not expected to exceed 7%. A portion of this amount is paid as commissions to registered representatives.

     For the year ended December 31, 2002, NYLIAC paid commissions of $982,007, none of which was retained by NYLIFE Distributors.

     The policies are sold and premium payments are accepted on a continuous basis.

                     SAFEKEEPING OF SEPARATE ACCOUNT ASSETS

     NYLIAC holds title to assets of the Separate Account. The assets are kept physically segregated and held separate and apart from NYLIAC's general corporate assets. Records are maintained of all purchases and redemptions of Eligible Portfolio shares held by each of the Investment Divisions.

                                STATE REGULATION

     NYLIAC is a stock life insurance company organized under the laws of Delaware, and is subject to regulation by the Delaware State Insurance Department. We file an annual statement with the Delaware Commissioner of Insurance on or before March 1 of each year covering the operations and reporting on the financial condition of NYLIAC as of December 31 of the preceding calendar year. Periodically, the Delaware Commissioner of Insurance examines the financial condition of NYLIAC, including the liabilities and reserves of the Separate Account.

     In addition, NYLIAC is subject to the insurance laws and regulations of all the states where it is licensed to operate. The availability of certain policy rights and provisions depends on state approval and/or filing and review processes. Where required by state law or regulation, the policies will be modified accordingly.

                              RECORDS AND REPORTS

     NYLIAC maintains all records and accounts relating to the Separate Account. As presently required by the federal securities laws, NYLIAC will mail to you at your last known address of record, at least semi-annually after the first Policy Year, reports containing information required under the federal securities laws or by any other applicable law or regulation.

                               LEGAL PROCEEDINGS

     NYLIAC is a defendant in individual suits arising from its agency sales force, insurance (including variable contracts registered under the federal securities law), investment, retail securities and/or other operations, including actions involving retail sales practices. Most of these actions seek substantial or unspecified compensatory and punitive damages. NYLIAC is also from time to time involved in various governmental, administrative, and investigative proceedings and inquiries.

     Notwithstanding the uncertain nature of litigation and regulatory inquiries, the outcome of which cannot be predicted, NYLIAC believes that, after provisions made in the financial statements, the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on NYLIAC's financial position; however, it is possible that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on NYLIAC's operating results for a given year.

                              FINANCIAL STATEMENTS

     The balance sheet of NYLIAC as of December 31, 2002 and 2001 and the statements of income, of stockholder's equity and of cash flows for each of the three years in the period ended December 31, 2002 included in this Statement of Additional Information have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

     The Separate Account statement of assets and liabilities as of December 31, 2002 and the statement of operations, statement of changes in net assets and the financial highlights for each of the periods indicated in this Statement of Additional Information have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

                               OTHER INFORMATION

     NYLIAC filed a registration statement with the Securities and Exchange Commission, under the Securities Act of 1933 as amended, with respect to the policies discussed in the Prospectus and this Statement of Additional Information. We have not included all of the information set forth in the registration statement, amendments and exhibits to the registration statement in the Prospectus and this Statement of Additional Information. We intend the statements contained in the Prospectus and this Statement of Additional Information concerning the content of the policies and other legal instruments to be summaries. For a complete statement of the terms of these documents, you should refer to the instruments filed with the Securities and Exchange Commission. For a complete statement of the terms of these documents, you should refer to the instruments filed with the Securities and Exchange Commission. The omitted information may be obtained at the principal offices of the Securities and Exchange Commission in Washington, D.C., upon payment of prescribed fees, or through the Commission's website at www.sec.gov.

                  NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

                              FINANCIAL STATEMENTS

            SERIES I POLICIES:               LifeStages(R) Variable Annuity
                                             LifeStages(R) Flexible Premium Variable
                                             Annuity
                                             MainStay Plus Variable Annuity

            SERIES II POLICIES:              LifeStages(R) Access Variable Annuity
                                             MainStay Access Variable Annuity

            SERIES III POLICIES:             LifeStages(R) Premium Plus Variable
                                             Annuity
                                             MainStay Premium Plus Variable Annuity
                                             AmSouth Premium Plus Variable Annuity

            SERIES IV POLICIES:              LifeStages(R) Essentials Variable Annuity
                                             MainStay Plus II Variable Annuity

            SERIES V POLICIES:               LifeStages(R) Select Variable Annuity
                                             MainStay Select Variable Annuity

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 2002


                                                                                MAINSTAY VP      MAINSTAY VP
                                                               MAINSTAY VP        CAPITAL            CASH
                                                                   BOND         APPRECIATION      MANAGEMENT
                                                              ------------------------------------------------
ASSETS:
  Investment at net asset value.............................   $268,227,861     $348,791,182     $365,411,652

LIABILITIES:
  Liability to New York Life Insurance and Annuity
  Corporation for:
    Mortality and expense risk charges......................        824,263        1,200,530        1,197,964
    Administrative charges..................................         81,993          140,207          107,609
                                                               ------------     ------------     ------------
      Total net assets......................................   $267,321,605     $347,450,445     $364,106,079
                                                               ============     ============     ============
TOTAL NET ASSETS REPRESENTED BY:
  Net assets of Policyowners:
    Series I Policies.......................................   $216,195,815     $330,248,725     $263,444,077
    Series II Policies......................................      2,093,772          847,298       27,215,519
    Series III Policies.....................................     42,745,224       13,382,586       68,334,537
    Series IV Policies......................................      6,150,046        2,958,194        4,941,910
    Series V Policies.......................................        136,748           13,642          170,036
  Net assets retained in Separate Account by
    New York Life Insurance and Annuity Corporation.........             --               --               --
                                                               ------------     ------------     ------------
      Total net assets......................................   $267,321,605     $347,450,445     $364,106,079
                                                               ============     ============     ============
    Series I variable accumulation unit value...............   $      15.14     $      12.98     $       1.27
                                                               ============     ============     ============
    Series II variable accumulation unit value..............   $      12.32     $       4.88     $       1.05
                                                               ============     ============     ============
    Series III variable accumulation unit value.............   $      12.08     $       4.46     $       1.04
                                                               ============     ============     ============
    Series IV variable accumulation unit value..............   $      10.77     $       7.46     $       1.00
                                                               ============     ============     ============
    Series V variable accumulation unit value...............   $      10.52     $       9.20     $       1.00
                                                               ============     ============     ============
Identified Cost of Investment...............................   $262,999,789     $668,020,973     $365,407,581
                                                               ============     ============     ============

Not all investment divisions are available under all policies.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III


                      MAINSTAY VP                       MAINSTAY VP      MAINSTAY VP      MAINSTAY VP      MAINSTAY VP
     MAINSTAY VP         EQUITY        MAINSTAY VP         GROWTH         HIGH YIELD        INDEXED       INTERNATIONAL
     CONVERTIBLE         INCOME         GOVERNMENT         EQUITY       CORPORATE BOND       EQUITY           EQUITY
    --------------------------------------------------------------------------------------------------------------------
     $158,413,741     $ 63,950,582     $290,099,553     $270,392,279     $472,037,237     $494,085,963     $ 28,253,233

          522,840          196,709          878,626          914,841        1,467,936        1,706,282           98,342
           53,771           17,515           87,218          101,161          158,627          189,561            9,331
     ------------     ------------     ------------     ------------     ------------     ------------     ------------
     $157,837,130     $ 63,736,358     $289,133,709     $269,376,277     $470,410,674     $492,190,120     $ 28,145,560
     ============     ============     ============     ============     ============     ============     ============
     $132,023,226     $ 40,387,725     $230,479,522     $244,016,609     $417,268,458     $447,495,193     $ 23,569,159
        1,651,142          549,391        3,455,707        1,248,608        2,461,669        1,559,259          257,000
       20,474,838       15,132,070       45,739,930       21,124,767       43,111,355       37,642,277        3,598,678
        3,674,504        3,414,174        9,290,685        2,966,916        7,503,322        5,417,494          707,082
           13,420          113,210          167,865           19,377           65,870           75,897           13,641
               --        4,139,788               --               --               --               --               --
     ------------     ------------     ------------     ------------     ------------     ------------     ------------
     $157,837,130     $ 63,736,358     $289,133,709     $269,376,277     $470,410,674     $492,190,120     $ 28,145,560
     ============     ============     ============     ============     ============     ============     ============
     $      13.95     $       8.28     $      15.10     $      16.31     $      15.19     $      16.41     $      12.19
     ============     ============     ============     ============     ============     ============     ============
     $       7.89     $       8.23     $      12.04     $       5.71     $       9.65     $       6.23     $       7.45
     ============     ============     ============     ============     ============     ============     ============
     $       7.56     $       8.38     $      11.91     $       5.74     $       9.48     $       6.07     $       7.48
     ============     ============     ============     ============     ============     ============     ============
     $       9.27     $       8.09     $      10.74     $       8.08     $       9.67     $       8.20     $       8.82
     ============     ============     ============     ============     ============     ============     ============
     $      10.37     $       8.19     $      10.52     $       9.16     $      10.27     $       9.84     $       9.79
     ============     ============     ============     ============     ============     ============     ============
     $197,924,747     $ 72,904,879     $282,348,101     $434,320,496     $599,932,642     $725,506,850     $ 29,492,510
     ============     ============     ============     ============     ============     ============     ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of December 31, 2002


                                                               MAINSTAY VP      MAINSTAY VP      MAINSTAY VP
                                                                 MID CAP          MID CAP         SMALL CAP
                                                                   CORE            GROWTH           GROWTH
                                                              ------------------------------------------------
ASSETS:
  Investment at net asset value.............................   $ 19,921,037     $ 16,883,222     $ 25,418,699

LIABILITIES:
  Liability to New York Life Insurance and Annuity
  Corporation for:
    Mortality and expense risk charges......................         62,934           50,587           80,617
    Administrative charges..................................          6,173            4,609            7,450
                                                               ------------     ------------     ------------
      Total net assets......................................   $ 19,851,930     $ 16,828,026     $ 25,330,632
                                                               ============     ============     ============
TOTAL NET ASSETS REPRESENTED BY:
  Net assets of Policyowners:
    Series I Policies.......................................   $ 11,010,146     $  8,115,596     $ 14,448,695
    Series II Policies......................................         68,909          142,179          267,459
    Series III Policies.....................................      3,509,604        3,961,250        5,362,285
    Series IV Policies......................................      1,239,943        1,392,398        1,797,878
    Series V Policies.......................................          9,862           15,471           14,106
  Net assets retained in Separate Account by
    New York Life Insurance and Annuity Corporation.........      4,013,466        3,201,132        3,440,209
                                                               ------------     ------------     ------------
      Total net assets......................................   $ 19,851,930     $ 16,828,026     $ 25,330,632
                                                               ============     ============     ============
    Series I variable accumulation unit value...............   $       8.03     $       6.40     $       6.88
                                                               ============     ============     ============
    Series II variable accumulation unit value..............   $       8.67     $       8.19     $       7.07
                                                               ============     ============     ============
    Series III variable accumulation unit value.............   $       8.35     $       6.54     $       6.86
                                                               ============     ============     ============
    Series IV variable accumulation unit value..............   $       8.14     $       7.01     $       7.41
                                                               ============     ============     ============
    Series V variable accumulation unit value...............   $       9.70     $      10.20     $       8.31
                                                               ============     ============     ============
Identified Cost of Investment...............................   $ 22,379,934     $ 21,701,587     $ 30,501,218
                                                               ============     ============     ============

Not all investment divisions are available under all policies.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

                                       MAINSTAY VP      MAINSTAY VP      MAINSTAY VP      MAINSTAY VP
                                         AMERICAN         DREYFUS        EAGLE ASSET          LORD            ALGER
     MAINSTAY VP                         CENTURY           LARGE          MANAGEMENT         ABBETT          AMERICAN
        TOTAL         MAINSTAY VP         INCOME          COMPANY           GROWTH         DEVELOPING         SMALL
        RETURN           VALUE           & GROWTH          VALUE            EQUITY           GROWTH       CAPITALIZATION
    --------------------------------------------------------------------------------------------------------------------
     $229,466,803     $197,403,756     $ 47,527,942     $ 41,730,272     $ 93,482,725     $ 19,667,027     $ 50,389,388

          763,728          661,800          159,423          141,737          328,644           63,379          171,379
           87,105           69,981           17,753           14,424           35,881            6,995           18,272
     ------------     ------------     ------------     ------------     ------------     ------------     ------------
     $228,615,970     $196,671,975     $ 47,350,766     $ 41,574,111     $ 93,118,200     $ 19,596,653     $ 50,199,737
     ============     ============     ============     ============     ============     ============     ============
     $213,473,169     $169,824,237     $ 35,400,313     $ 26,746,544     $ 82,524,687     $ 11,493,461     $ 44,207,206
        1,846,562          902,544          212,821          308,899          478,927          108,823          417,029
       11,220,921       22,025,767        3,273,583        5,637,233        8,997,872        1,600,996        5,199,831
        2,062,893        3,869,862          528,518          809,559        1,116,702          320,696          375,671
           12,425           49,565               --               --               12               --               --
               --               --        7,935,531        8,071,876               --        6,072,677               --
     ------------     ------------     ------------     ------------     ------------     ------------     ------------
     $228,615,970     $196,671,975     $ 47,350,766     $ 41,574,111     $ 93,118,200     $ 19,596,653     $ 50,199,737
     ============     ============     ============     ============     ============     ============     ============
     $      14.41     $      14.51     $       7.94     $       8.07     $       9.85     $       6.07     $       6.15
     ============     ============     ============     ============     ============     ============     ============
     $       6.64     $       8.49     $       6.57     $       7.49     $       5.52     $       5.83     $       4.31
     ============     ============     ============     ============     ============     ============     ============
     $       6.37     $       8.11     $       6.45     $       7.40     $       4.72     $       5.86     $       4.00
     ============     ============     ============     ============     ============     ============     ============
     $       8.73     $       7.67     $       8.15     $       7.99     $       7.90     $       7.72     $       8.19
     ============     ============     ============     ============     ============     ============     ============
     $       9.93     $       8.34     $         --     $         --     $       9.60     $         --     $         --
     ============     ============     ============     ============     ============     ============     ============
     $319,713,258     $258,011,388     $ 63,850,639     $ 53,098,727     $174,148,628     $ 31,756,199     $ 65,418,380
     ============     ============     ============     ============     ============     ============     ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of December 31, 2002


                                                                 AMSOUTH          AMSOUTH
                                                                 ENHANCED      INTERNATIONAL       AMSOUTH
                                                                  MARKET           EQUITY         LARGE CAP
                                                              ------------------------------------------------
ASSETS:
  Investment at net asset value.............................   $  1,569,151     $    140,120     $  2,536,752

LIABILITIES:
  Liability to New York Life Insurance and Annuity
  Corporation for:
    Mortality and expense risk charges......................          6,711              755           10,644
    Administrative charges..................................             --               --               --
                                                               ------------     ------------     ------------
      Total net assets......................................   $  1,562,440     $    139,365     $  2,526,108
                                                               ============     ============     ============
TOTAL NET ASSETS REPRESENTED BY:
  Net assets of Policyowners:
    Series I Policies.......................................   $         --     $         --     $         --
    Series II Policies......................................             --               --               --
    Series III Policies.....................................      1,562,440          139,365        2,526,108
    Series IV Policies......................................             --               --               --
    Series V Policies.......................................             --               --               --
                                                               ------------     ------------     ------------
      Total net assets......................................   $  1,562,440     $    139,365     $  2,526,108
                                                               ============     ============     ============
    Series I variable accumulation unit value...............   $         --     $         --     $         --
                                                               ============     ============     ============
    Series II variable accumulation unit value..............   $         --     $         --     $         --
                                                               ============     ============     ============
    Series III variable accumulation unit value.............   $       6.53     $       6.71     $       6.57
                                                               ============     ============     ============
    Series IV variable accumulation unit value..............   $         --     $         --     $         --
                                                               ============     ============     ============
    Series V variable accumulation unit value...............   $         --     $         --     $         --
                                                               ============     ============     ============
Identified Cost of Investment...............................   $  1,909,053     $    162,672     $  3,054,491
                                                               ============     ============     ============

Not all investment divisions are available under all policies.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

                                         DREYFUS IP         FIDELITY          FIDELITY
                        CALVERT          TECHNOLOGY            VIP               VIP          JANUS ASPEN
       AMSOUTH           SOCIAL            GROWTH         CONTRAFUND(R)     EQUITY-INCOME        SERIES
       MID CAP          BALANCED      (INITIAL SHARES)   (INITIAL CLASS)   (INITIAL CLASS)      BALANCED
    -------------------------------------------------------------------------------------------------------
     $    829,642     $ 27,488,553      $  7,398,993      $263,102,666      $168,375,326      $602,586,326

            3,244           92,686            24,339           869,763           571,205         1,974,894
               --            9,584             2,054            97,065            59,544           216,299
     ------------     ------------      ------------      ------------      ------------      ------------
     $    826,398     $ 27,386,283      $  7,372,600      $262,135,838      $167,744,577      $600,395,133
     ============     ============      ============      ============      ============      ============
     $         --     $ 23,138,958      $  4,789,504      $238,091,149      $144,348,363      $534,854,441
               --          111,453           156,002           980,757           625,993         2,505,511
          826,398        3,778,952         2,060,078        19,346,897        20,493,322        54,823,884
               --          351,872           367,016         3,663,679         2,204,401         8,129,281
               --            5,048                --            53,356            72,498            82,016
     ------------     ------------      ------------      ------------      ------------      ------------
     $    826,398     $ 27,386,283      $  7,372,600      $262,135,838      $167,744,577      $600,395,133
     ============     ============      ============      ============      ============      ============
     $         --     $      14.22      $       5.88      $      14.56      $      12.50      $      17.05
     ============     ============      ============      ============      ============      ============
     $         --     $       7.42      $       7.18      $       7.66      $       8.15      $       8.85
     ============     ============      ============      ============      ============      ============
     $       5.66     $       7.21      $       5.98      $       7.37      $       8.03      $       8.34
     ============     ============      ============      ============      ============      ============
     $         --     $       9.23      $       7.16      $       8.63      $       8.15      $       9.19
     ============     ============      ============      ============      ============      ============
     $         --     $      10.08      $         --      $      10.30      $       8.24      $       9.57
     ============     ============      ============      ============      ============      ============
     $  1,011,345     $ 36,430,923      $  9,800,895      $343,597,118      $214,946,747      $728,202,985
     ============     ============      ============      ============      ============      ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of December 31, 2002

                                                               JANUS ASPEN         MFS(R)
                                                                  SERIES         INVESTORS          MFS(R)
                                                                WORLDWIDE          TRUST           RESEARCH
                                                                  GROWTH           SERIES           SERIES
                                                              ------------------------------------------------
ASSETS:
  Investment at net asset value.............................   $268,041,219     $ 27,328,297     $ 34,671,339

LIABILITIES:
  Liability to New York Life Insurance and Annuity
  Corporation for:
    Mortality and expense risk charges......................        897,418           97,667          120,933
    Administrative charges..................................        103,259            9,447           12,451
                                                               ------------     ------------     ------------
      Total net assets......................................   $267,040,542     $ 27,221,183     $ 34,537,955
                                                               ============     ============     ============
TOTAL NET ASSETS REPRESENTED BY:
  Net assets of Policyowners:
    Series I Policies.......................................   $250,711,739     $ 22,188,548     $ 29,510,550
    Series II Policies......................................      1,023,727          260,327          269,768
    Series III Policies.....................................     13,227,423        4,309,312        4,400,817
    Series IV Policies......................................      2,077,635          462,996          356,679
    Series V Policies.......................................             18               --              141
                                                               ------------     ------------     ------------
      Total net assets......................................   $267,040,542     $ 27,221,183     $ 34,537,955
                                                               ============     ============     ============
    Series I variable accumulation unit value...............   $      12.02     $       7.07     $       7.19
                                                               ============     ============     ============
    Series II variable accumulation unit value..............   $       5.13     $       6.28     $       5.10
                                                               ============     ============     ============
    Series III variable accumulation unit value.............   $       4.71     $       6.18     $       4.89
                                                               ============     ============     ============
    Series IV variable accumulation unit value..............   $       7.79     $       8.14     $       7.89
                                                               ============     ============     ============
    Series V variable accumulation unit value...............   $       9.96     $         --     $       9.65
                                                               ============     ============     ============
Identified Cost of Investment...............................   $507,959,331     $ 37,921,970     $ 60,628,945
                                                               ============     ============     ============

Not all investment divisions are available under all policies.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

                         NEUBERGER                                          VAN KAMPEN
                           BERMAN                           VAN ECK            UIF
                            AMT         T. ROWE PRICE      WORLDWIDE         EMERGING
         MFS(R)           MID-CAP           EQUITY            HARD           MARKETS
    UTILITIES SERIES       GROWTH           INCOME           ASSETS           EQUITY
    ------------------------------------------------------------------------------------
      $    742,797      $  3,057,253     $117,050,255     $  8,986,681     $ 25,883,814

             2,615             9,665          394,738           28,948          113,259
               116               607           37,331            2,644            9,524
      ------------      ------------     ------------     ------------     ------------
      $    740,066      $  3,046,981     $116,618,186     $  8,955,089     $ 25,761,031
      ============      ============     ============     ============     ============
      $    299,325      $  1,672,838     $ 89,633,781     $  6,350,985     $ 22,763,837
             9,572            25,706        1,043,769           48,887          109,311
           390,429         1,192,447       22,370,872        2,229,190        2,432,365
            40,740           155,836        3,452,962          326,027          455,518
                --               154          116,802               --               --
      ------------      ------------     ------------     ------------     ------------
      $    740,066      $  3,046,981     $116,618,186     $  8,955,089     $ 25,761,031
      ============      ============     ============     ============     ============
      $       6.72      $       6.72     $       9.90     $       8.89     $       7.09
      ============      ============     ============     ============     ============
      $       7.93      $       6.94     $       9.47     $       8.83     $       5.12
      ============      ============     ============     ============     ============
      $       6.35      $       6.99     $       9.27     $       8.96     $       5.96
      ============      ============     ============     ============     ============
      $      10.18      $       9.68     $       8.22     $       8.42     $       7.88
      ============      ============     ============     ============     ============
      $         --      $       9.42     $       8.41     $         --     $         --
      ============      ============     ============     ============     ============
      $    777,644      $  3,584,729     $134,244,328     $  9,623,491     $ 42,193,693
      ============      ============     ============     ============     ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS
For the year ended December 31, 2002


                                                                                MAINSTAY VP         MAINSTAY VP
                                                            MAINSTAY VP           CAPITAL              CASH
                                                               BOND            APPRECIATION         MANAGEMENT
                                                         ---------------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income......................................    $  11,352,633       $     415,669      $     4,403,955
  Mortality and expense risk charges...................       (2,647,985)         (5,651,162)          (4,354,564)
  Administrative charges...............................         (278,491)           (665,625)            (405,671)
                                                           -------------       -------------      ---------------
      Net investment income (loss).....................        8,426,157          (5,901,118)            (356,280)
                                                           -------------       -------------      ---------------
REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments....................       19,317,518          92,244,056        1,089,153,732
  Cost of investments sold.............................      (19,258,898)       (126,987,938)      (1,089,140,646)
                                                           -------------       -------------      ---------------
      Net realized gain (loss) on investments..........           58,620         (34,743,882)              13,086
  Realized gain distribution received..................          233,898                  --                1,683
  Change in unrealized appreciation (depreciation) on
    investments........................................        8,108,625        (136,533,157)               3,220
                                                           -------------       -------------      ---------------
      Net gain (loss) on investments...................        8,401,143        (171,277,039)              17,989
                                                           -------------       -------------      ---------------
        Net increase (decrease) in net assets resulting
          from operations..............................    $  16,827,300       $(177,178,157)     $      (338,291)
                                                           =============       =============      ===============


                                                            MAINSTAY VP         MAINSTAY VP         MAINSTAY VP
                                                              MID CAP             MID CAP            SMALL CAP
                                                               CORE               GROWTH              GROWTH
                                                         ---------------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income......................................    $      59,598       $          --      $            --
  Mortality and expense risk charges...................         (180,844)           (169,939)            (262,574)
  Administrative charges...............................          (19,009)            (16,864)             (25,834)
                                                           -------------       -------------      ---------------
      Net investment income (loss).....................         (140,255)           (186,803)            (288,408)
                                                           -------------       -------------      ---------------
REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments....................        2,049,696           1,116,007            2,795,622
  Cost of investments sold.............................       (2,423,913)         (1,331,843)          (3,663,776)
                                                           -------------       -------------      ---------------
      Net realized gain (loss) on investments..........         (374,217)           (215,836)            (868,154)
  Realized gain distribution received..................               --                  --                   --
  Change in unrealized appreciation (depreciation) on
    investments........................................       (2,220,456)         (4,536,431)          (5,368,934)
                                                           -------------       -------------      ---------------
      Net gain (loss) on investments...................       (2,594,673)         (4,752,267)          (6,237,088)
                                                           -------------       -------------      ---------------
        Net increase (decrease) in net assets resulting
          from operations..............................    $  (2,734,928)      $  (4,939,070)     $    (6,525,496)
                                                           =============       =============      ===============

Not all investment divisions are available under all policies.

For Series IV and V policies, represents the period May 10, 2002 (Commencement of Operations) through December 31, 2002.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III


                                                                         MAINSTAY VP
                      MAINSTAY VP                       MAINSTAY VP       HIGH YIELD      MAINSTAY VP      MAINSTAY VP
     MAINSTAY VP         EQUITY        MAINSTAY VP         GROWTH         CORPORATE         INDEXED       INTERNATIONAL
     CONVERTIBLE         INCOME         GOVERNMENT         EQUITY            BOND            EQUITY           EQUITY
    --------------------------------------------------------------------------------------------------------------------
    $   4,542,819    $     644,814    $   7,997,901    $   2,892,931    $  49,251,682    $   7,148,468    $     400,701
       (2,011,033)        (578,569)      (2,364,670)      (4,100,066)      (5,737,033)      (7,302,746)        (337,497)
         (215,089)         (55,784)        (243,025)        (461,877)        (640,580)        (829,408)         (34,013)
    -------------    -------------    -------------    -------------    -------------    -------------    -------------
        2,316,697           10,461        5,390,206       (1,669,012)      42,874,069         (983,686)          29,191
    -------------    -------------    -------------    -------------    -------------    -------------    -------------
       18,420,369        3,207,437       17,643,152       55,268,600       95,781,855       85,463,077      170,512,084
      (22,430,356)      (3,775,916)     (17,028,095)     (73,626,855)    (144,519,091)     (95,357,052)    (173,451,463)
    -------------    -------------    -------------    -------------    -------------    -------------    -------------
       (4,009,987)        (568,479)         615,057      (18,358,255)     (48,737,236)      (9,893,975)      (2,939,379)
               --               --               --               --               --        1,895,714               --
      (14,037,265)      (9,400,818)       8,468,925      (77,213,593)       8,317,876     (150,872,602)       2,050,357
    -------------    -------------    -------------    -------------    -------------    -------------    -------------
      (18,047,252)      (9,969,297)       9,083,982      (95,571,848)     (40,419,360)    (158,870,863)        (889,022)
    -------------    -------------    -------------    -------------    -------------    -------------    -------------
    $ (15,730,555)   $  (9,958,836)   $  14,474,188    $ (97,240,860)   $   2,454,709    $(159,854,549)   $    (859,831)
    =============    =============    =============    =============    =============    =============    =============

                                       MAINSTAY VP      MAINSTAY VP      MAINSTAY VP      MAINSTAY VP
                                         AMERICAN         DREYFUS        EAGLE ASSET          LORD            ALGER
     MAINSTAY VP                         CENTURY           LARGE          MANAGEMENT         ABBETT          AMERICAN
        TOTAL         MAINSTAY VP         INCOME          COMPANY           GROWTH         DEVELOPING         SMALL
        RETURN           VALUE           & GROWTH          VALUE            EQUITY           GROWTH       CAPITALIZATION
    --------------------------------------------------------------------------------------------------------------------
    $   6,217,847    $   3,167,647    $     571,554    $     287,220    $      71,479    $          --    $          --
       (3,347,811)      (2,763,423)        (658,371)        (586,512)      (1,503,903)        (288,181)        (785,132)
         (387,341)        (302,729)         (75,329)         (61,266)        (167,139)         (32,474)         (84,085)
    -------------    -------------    -------------    -------------    -------------    -------------    -------------
        2,482,695          101,495         (162,146)        (360,558)      (1,599,563)        (320,655)        (869,217)
    -------------    -------------    -------------    -------------    -------------    -------------    -------------
       42,517,359       20,551,108        5,897,054        5,428,150       21,363,706        9,174,373      167,207,778
      (43,417,534)     (24,285,983)      (6,985,427)      (6,564,339)     (43,420,842)     (10,820,305)    (178,686,381)
    -------------    -------------    -------------    -------------    -------------    -------------    -------------
         (900,175)      (3,734,875)      (1,088,373)      (1,136,189)     (22,057,136)      (1,645,932)     (11,478,603)
               --          343,792               --               --               --               --               --
      (55,904,745)     (52,715,057)     (11,257,981)     (11,310,942)     (18,871,432)      (6,237,398)      (8,183,074)
    -------------    -------------    -------------    -------------    -------------    -------------    -------------
      (56,804,920)     (56,106,140)     (12,346,354)     (12,447,131)     (40,928,568)      (7,883,330)     (19,661,677)
    -------------    -------------    -------------    -------------    -------------    -------------    -------------
    $ (54,322,225)   $ (56,004,645)   $ (12,508,500)   $ (12,807,689)   $ (42,528,131)   $  (8,203,985)   $ (20,530,894)
    =============    =============    =============    =============    =============    =============    =============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the year ended December 31, 2002


                                                                 AMSOUTH         AMSOUTH
                                                                ENHANCED      INTERNATIONAL      AMSOUTH
                                                                 MARKET          EQUITY         LARGE CAP
                                                              ---------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income...........................................  $      7,019    $        549    $       4,054
  Mortality and expense risk charges........................       (22,125)         (3,223)         (36,131)
  Administrative charges....................................            --              --               --
                                                              -------------   -------------   -------------
      Net investment income (loss)..........................       (15,106)         (2,674)         (32,077)
                                                              -------------   -------------   -------------
REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments.........................       409,738         127,208          412,504
  Cost of investments sold..................................      (494,989)       (163,035)        (505,547)
                                                              -------------   -------------   -------------
      Net realized gain (loss) on investments...............       (85,251)        (35,827)         (93,043)
  Realized gain distribution received.......................            --              --               --
  Change in unrealized appreciation (depreciation) on
    investments.............................................      (336,281)        (12,840)        (548,806)
                                                              -------------   -------------   -------------
      Net gain (loss) on investments........................      (421,532)        (48,667)        (641,849)
                                                              -------------   -------------   -------------
        Net increase (decrease) in net assets resulting from
          operations........................................  $   (436,638)   $    (51,341)   $    (673,926)
                                                              =============   =============   =============


                                                               JANUS ASPEN       MFS(R)
                                                                 SERIES         INVESTORS        MFS(R)
                                                                WORLDWIDE         TRUST         RESEARCH
                                                                 GROWTH          SERIES          SERIES
                                                              ---------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income...........................................  $  2,947,276    $    175,002    $     116,020
  Mortality and expense risk charges........................    (4,180,744)       (407,657)        (545,540)
  Administrative charges....................................      (486,318)        (40,352)         (57,163)
                                                              -------------   -------------   -------------
      Net investment income (loss)..........................    (1,719,786)       (273,007)        (486,683)
                                                              -------------   -------------   -------------
REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments.........................   160,339,446       6,219,244        9,955,000
  Cost of investments sold..................................  (176,416,807)     (8,813,706)     (18,423,022)
                                                              -------------   -------------   -------------
      Net realized gain (loss) on investments...............   (16,077,361)     (2,594,462)      (8,468,022)
  Realized gain distribution received.......................            --              --               --
  Change in unrealized appreciation (depreciation) on
    investments.............................................   (86,686,068)     (5,326,780)      (4,091,609)
                                                              -------------   -------------   -------------
      Net gain (loss) on investments........................  (102,763,429)     (7,921,242)     (12,559,631)
                                                              -------------   -------------   -------------
        Net increase (decrease) in net assets resulting
          from operations...................................  $(104,483,215)  $ (8,194,249)   $ (13,046,314)
                                                              =============   =============   =============

Not all investment divisions are available under all policies.

For Series IV and V policies, represents the period May 10, 2002 (Commencement of Operations) through December 31, 2002.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

                                                                                         FIDELITY
                                             DREYFUS IP            FIDELITY                VIP
                           CALVERT           TECHNOLOGY               VIP                EQUITY-          JANUS ASPEN
        AMSOUTH             SOCIAL             GROWTH        CONTRAFUND(R)(INITIAL        INCOME             SERIES
        MID CAP            BALANCED       (INITIAL SHARES)          CLASS)           (INITIAL CLASS)        BALANCED
    --------------------------------------------------------------------------------------------------------------------
     $          --      $     805,113      $          --         $   2,313,556        $   3,044,855      $  15,584,790
           (11,064)          (364,845)           (83,846)           (3,549,244)          (2,329,729)        (7,972,909)
                --            (39,328)            (7,845)             (405,184)            (249,663)          (895,412)
     -------------      -------------      -------------         -------------        -------------      -------------
           (11,064)           400,940            (91,691)           (1,640,872)             465,463          6,716,469
     -------------      -------------      -------------         -------------        -------------      -------------
            67,033          3,665,918          2,979,007            27,000,986           22,627,034         62,788,037
           (93,033)        (4,951,550)        (3,763,670)          (30,205,587)         (29,686,440)       (60,080,096)
     -------------      -------------      -------------         -------------        -------------      -------------
           (26,000)        (1,285,632)          (784,663)           (3,204,601)          (7,059,406)         2,707,941
                --                 --                 --                    --            4,144,386                 --
          (150,238)        (3,329,468)        (2,653,322)          (27,337,803)         (35,697,937)       (62,206,513)
     -------------      -------------      -------------         -------------        -------------      -------------
          (176,238)        (4,615,100)        (3,437,985)          (30,542,404)         (38,612,957)       (59,498,572)
     -------------      -------------      -------------         -------------        -------------      -------------
     $    (187,302)     $  (4,214,160)     $  (3,529,676)        $ (32,183,276)       $ (38,147,494)     $ (52,782,103)
     =============      =============      =============         =============        =============      =============

                                                                                   VAN KEMPER
                          NEUBERGER                              VAN ECK              UIF
         MFS(R)             BERMAN         T. ROWE PRICE        WORLDWIDE           EMERGING
       UTILITIES         AMT MID-CAP           EQUITY              HARD             MARKETS
         SERIES             GROWTH             INCOME             ASSETS             EQUITY
    --------------------------------------------------------------------------------------------
     $      16,323      $          --      $   1,922,120      $      32,301      $          --
            (8,916)           (25,806)        (1,453,974)           (95,253)          (439,795)
              (318)            (1,705)          (143,889)            (9,538)           (40,561)
     -------------      -------------      -------------      -------------      -------------
             7,089            (27,511)           324,257            (72,490)          (480,356)
     -------------      -------------      -------------      -------------      -------------
           488,238            267,968         13,413,425         11,914,433        506,430,334
          (613,693)          (328,253)       (16,434,040)       (12,469,974)      (507,754,749)
     -------------      -------------      -------------      -------------      -------------
          (125,455)           (60,285)        (3,020,615)          (555,541)        (1,324,415)
                --                 --            115,918                 --                 --
           (27,232)          (557,953)       (16,792,258)          (371,780)         1,026,842
     -------------      -------------      -------------      -------------      -------------
          (152,687)          (618,238)       (19,696,955)          (927,321)          (297,573)
     -------------      -------------      -------------      -------------      -------------
     $    (145,598)     $    (645,749)     $ (19,372,698)     $    (999,811)     $    (777,929)
     =============      =============      =============      =============      =============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2002
and December 31, 2001


                                                                MAINSTAY VP                     MAINSTAY VP
                                                                   BOND                    CAPITAL APPRECIATION
                                                       -----------------------------   -----------------------------
                                                          2002(C)         2001(A)         2002(C)         2001(A)
                                                       -------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income (loss).....................  $   8,426,157   $   6,002,709   $  (5,901,118)  $  (8,060,078)
    Net realized gain (loss) on investments..........         58,620         (90,242)    (34,743,882)     19,697,363
    Realized gain distribution received..............        233,898              --              --              --
    Change in unrealized appreciation (depreciation)
      on investments.................................      8,108,625       1,937,501    (136,533,157)   (199,254,900)
                                                       -------------   -------------   -------------   -------------
      Net increase (decrease) in net assets resulting
        from operations..............................     16,827,300       7,849,968    (177,178,157)   (187,617,615)
                                                       -------------   -------------   -------------   -------------
  Contributions and (Withdrawals):
    Payments received from policyowners..............     22,698,154      19,177,542      20,002,373      48,764,262
    Policyowners' surrenders.........................    (18,659,971)     (7,267,424)    (33,834,434)    (37,140,495)
    Policyowners' annuity and death benefits.........     (1,877,155)     (1,445,576)     (3,499,736)     (4,477,315)
    Net transfers from (to) Fixed Account............     49,922,575      15,892,116       9,673,496      31,280,588
    Transfers between Investment Divisions...........     30,450,426      47,742,242     (34,533,541)    (36,654,158)
    Contribution (withdrawal) of seed money by New
      York Life Insurance and Annuity Corporation....             --              --              --              --
                                                       -------------   -------------   -------------   -------------
      Net contributions and (withdrawals)............     82,534,029      74,098,900     (42,191,842)      1,772,882
                                                       -------------   -------------   -------------   -------------
    Increase (decrease) attributable to New York Life
      Insurance and Annuity Corporation charges
      retained by the Separate Account...............        (43,736)        (27,572)        542,816         247,350
                                                       -------------   -------------   -------------   -------------
        Increase (decrease) in net assets............     99,317,593      81,921,296    (218,827,183)   (185,597,383)
NET ASSETS:
    Beginning of year................................    168,004,012      86,082,716     566,277,628     751,875,011
                                                       -------------   -------------   -------------   -------------
    End of year......................................  $ 267,321,605   $ 168,004,012   $ 347,450,445   $ 566,277,628
                                                       =============   =============   =============   =============


                                                                MAINSTAY VP                     MAINSTAY VP
                                                                GOVERNMENT                     GROWTH EQUITY
                                                       -----------------------------   -----------------------------
                                                          2002(C)         2001(A)         2002(C)         2001(A)
                                                       -------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income (loss).....................  $   5,390,206   $   3,748,243   $  (1,669,012)  $  (2,704,953)
    Net realized gain (loss) on investments..........        615,057        (210,216)    (18,358,255)       (100,645)
    Realized gain distribution received..............             --              --              --              --
    Change in unrealized appreciation (depreciation)
      on investments.................................      8,468,925         117,370     (77,213,593)    (78,152,350)
                                                       -------------   -------------   -------------   -------------
      Net increase (decrease) in net assets resulting
        from operations..............................     14,474,188       3,655,397     (97,240,860)    (80,957,948)
                                                       -------------   -------------   -------------   -------------
  Contributions and (Withdrawals):
    Payments received from policyowners..............     29,239,923      18,215,477      16,914,515      36,935,798
    Policyowners' surrenders.........................    (15,219,477)     (6,903,821)    (20,726,809)    (21,064,604)
    Policyowners' annuity and death benefits.........     (1,831,078)       (587,901)     (2,871,423)     (2,809,354)
    Net transfers from (to) Fixed Account............     36,365,858      14,823,488      20,899,208      35,868,212
    Transfers between Investment Divisions...........    100,294,927      36,559,984     (24,720,884)    (13,899,021)
                                                       -------------   -------------   -------------   -------------
      Net contributions and (withdrawals)............    148,850,153      62,107,227     (10,505,393)     35,031,031
                                                       -------------   -------------   -------------   -------------
    Increase (decrease) attributable to New York Life
      Insurance and Annuity Corporation charges
      retained by the Separate Account...............        (43,402)        (13,411)        334,241         113,227
                                                       -------------   -------------   -------------   -------------
        Increase (decrease) in net assets............    163,280,939      65,749,213    (107,412,012)    (45,813,690)
NET ASSETS:
    Beginning of year................................    125,852,770      60,103,557     376,788,289     422,601,979
                                                       -------------   -------------   -------------   -------------
    End of year......................................  $ 289,133,709   $ 125,852,770   $ 269,376,277   $ 376,788,289
                                                       =============   =============   =============   =============

Not all investment divisions are available under all policies.
(a) For AmSouth Premium Plus Variable Annuity policies, represents the period January 18, 2001 (Commencement of Operations) through December 31, 2001.
(b) For the period July 2, 2001 (Commencement of Operations) through December 31, 2001.
(c) For Series IV and V policies, represents the period May 10, 2002 (Commencement of Operations) through December 31, 2002.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

                                                                             MAINSTAY VP
             MAINSTAY VP                     MAINSTAY VP                       EQUITY
           CASH MANAGEMENT                   CONVERTIBLE                       INCOME
    -----------------------------   -----------------------------   -----------------------------
       2002(C)         2001(A)         2002(C)         2001(A)         2002(C)         2001(B)
    ---------------------------------------------------------------------------------------------
    $    (356,280)  $   5,253,699   $   2,316,697   $   3,568,589   $      10,461   $      14,029
           13,086             (35)     (4,009,987)     (1,129,597)       (568,479)        (13,040)
            1,683             825              --              --              --              --
            3,220           1,111     (14,037,265)     (8,063,968)     (9,400,818)        446,521
    -------------   -------------   -------------   -------------   -------------   -------------
         (338,291)      5,255,600     (15,730,555)     (5,624,976)     (9,958,836)        447,510
    -------------   -------------   -------------   -------------   -------------   -------------
       65,509,532     115,572,144      13,180,691      20,568,184      12,264,938       3,456,428
      (67,271,529)    (33,746,398)    (10,195,994)     (8,730,708)     (2,236,825)       (170,727)
       (2,621,797)     (2,777,629)     (1,654,179)     (1,256,654)       (178,902)         (2,227)
        8,484,029      25,775,174      23,249,524      29,547,519      25,274,711       2,578,262
       52,451,053      26,391,518      (6,319,609)       (953,011)     19,520,044       7,711,239
               --              --              --      (5,677,182)             --       5,000,000
    -------------   -------------   -------------   -------------   -------------   -------------
       56,551,288     131,214,809      18,260,433      33,498,148      54,643,966      18,572,975
    -------------   -------------   -------------   -------------   -------------   -------------
          (12,423)        (22,924)         57,336         (19,381)         32,236          (1,493)
    -------------   -------------   -------------   -------------   -------------   -------------
       56,200,574     136,447,485       2,587,214      27,853,791      44,717,366      19,018,992
      307,905,505     171,458,020     155,249,916     127,396,125      19,018,992              --
    -------------   -------------   -------------   -------------   -------------   -------------
    $ 364,106,079   $ 307,905,505   $ 157,837,130   $ 155,249,916   $  63,736,358   $  19,018,992
    =============   =============   =============   =============   =============   =============

             MAINSTAY VP
             HIGH YIELD                      MAINSTAY VP                     MAINSTAY VP
           CORPORATE BOND                  INDEXED EQUITY               INTERNATIONAL EQUITY
    -----------------------------   -----------------------------   -----------------------------
       2002(C)         2001(A)         2002(C)          2001           2002(C)          2001
    ---------------------------------------------------------------------------------------------
    $  42,874,069   $  45,360,038   $    (983,686)  $  (2,704,218)  $      29,191   $     (12,658)
      (48,737,236)     (9,925,661)     (9,893,975)     14,781,839      (2,939,379)     (2,423,709)
               --              --       1,895,714       6,998,998              --          64,702
        8,317,876     (22,979,947)   (150,872,602)   (124,392,572)      2,050,357      (1,034,458)
    -------------   -------------   -------------   -------------   -------------   -------------
        2,454,709      12,454,430    (159,854,549)   (105,315,953)       (859,831)     (3,406,123)
    -------------   -------------   -------------   -------------   -------------   -------------
       32,045,589      41,236,119      34,119,908      49,283,835       2,271,983       1,637,861
      (38,103,155)    (28,224,414)    (41,068,168)    (39,897,427)     (1,340,511)       (952,640)
       (6,119,436)     (5,487,895)     (6,133,078)     (5,988,184)       (260,564)       (207,511)
       34,120,715      23,393,433      33,096,197      38,924,875       3,135,377       2,023,975
        3,418,033      23,150,243     (34,570,031)    (29,451,263)      3,994,182      (1,923,946)
    -------------   -------------   -------------   -------------   -------------   -------------
       25,361,746      54,067,486     (14,555,172)     12,871,836       7,800,467         577,739
    -------------   -------------   -------------   -------------   -------------   -------------
           44,104         (25,869)        584,548          37,902           9,868           6,175
    -------------   -------------   -------------   -------------   -------------   -------------
       27,860,559      66,496,047    (173,825,173)    (92,406,215)      6,950,504      (2,822,209)
      442,550,115     376,054,068     666,015,293     758,421,508      21,195,056      24,017,265
    -------------   -------------   -------------   -------------   -------------   -------------
    $ 470,410,674   $ 442,550,115   $ 492,190,120   $ 666,015,293   $  28,145,560   $  21,195,056
    =============   =============   =============   =============   =============   =============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the years ended December 31, 2002
and December 31, 2001

                                                                MAINSTAY VP                     MAINSTAY VP
                                                                  MID CAP                         MID CAP
                                                                   CORE                           GROWTH
                                                       -----------------------------   -----------------------------
                                                          2002(C)         2001(B)         2002(C)         2001(B)
                                                       -------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income (loss).....................  $    (140,255)  $     (28,080)  $    (186,803)  $     (39,774)
    Net realized gain (loss) on investments..........       (374,217)        (11,388)       (215,836)         (7,399)
    Realized gain distribution received..............             --              --              --              --
    Change in unrealized appreciation (depreciation)
      on investments.................................     (2,220,456)       (238,442)     (4,536,431)       (281,933)
                                                       -------------   -------------   -------------   -------------
      Net increase (decrease) in net assets resulting
        from operations..............................     (2,734,928)       (277,910)     (4,939,070)       (329,106)
                                                       -------------   -------------   -------------   -------------
  Contributions and (Withdrawals):
    Payments received from policyowners..............      3,295,024         807,903       4,457,048       1,444,081
    Policyowners' surrenders.........................       (707,677)        (26,398)       (484,135)        (13,270)
    Policyowners' annuity and death benefits.........        (46,829)             --         (73,967)             --
    Net transfers from (to) Fixed Account............      6,414,612         491,164       7,790,497         776,372
    Transfers between Investment Divisions...........      6,523,782       1,105,194       1,869,852       1,316,123
    Contribution (withdrawal) of seed money by New
      York Life Insurance and Annuity Corporation....             --       5,000,000              --       5,000,000
                                                       -------------   -------------   -------------   -------------
      Net contributions and (withdrawals)............     15,478,912       7,377,863      13,559,295       8,523,306
                                                       -------------   -------------   -------------   -------------
    Increase (decrease) attributable to New York Life
      Insurance and Annuity Corporation charges
      retained by the Separate Account...............          8,014             (21)         13,912            (311)
                                                       -------------   -------------   -------------   -------------
        Increase (decrease) in net assets............     12,751,998       7,099,932       8,634,137       8,193,889
NET ASSETS:
    Beginning of year................................      7,099,932              --       8,193,889              --
                                                       -------------   -------------   -------------   -------------
    End of year......................................  $  19,851,930   $   7,099,932   $  16,828,026   $   8,193,889
                                                       =============   =============   =============   =============

                                                                MAINSTAY VP                     MAINSTAY VP
                                                                  DREYFUS                       EAGLE ASSET
                                                               LARGE COMPANY                    MANAGEMENT
                                                                   VALUE                       GROWTH EQUITY
                                                       -----------------------------   -----------------------------
                                                          2002(C)         2001(A)         2002(C)         2001(A)
                                                       -------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income (loss).....................  $    (360,558)  $    (256,719)  $  (1,599,563)  $  (2,034,650)
    Net realized gain (loss) on investments..........     (1,136,189)         73,756     (22,057,136)     (4,970,466)
    Realized gain distribution received..............             --       1,084,369              --              --
    Change in unrealized appreciation (depreciation)
      on investments.................................    (11,310,942)     (3,193,323)    (18,871,432)    (24,045,004)
                                                       -------------   -------------   -------------   -------------
      Net increase (decrease) in net assets resulting
        from operations..............................    (12,807,689)     (2,291,917)    (42,528,131)    (31,050,120)
                                                       -------------   -------------   -------------   -------------
  Contributions and (Withdrawals):
    Payments received from policyowners..............      2,823,428       4,431,543       6,917,327      17,857,249
    Policyowners' surrenders.........................     (2,053,664)     (1,704,673)     (7,858,857)     (7,954,018)
    Policyowners' annuity and death benefits.........       (380,376)       (363,242)       (894,194)       (843,385)
    Net transfers from (to) Fixed Account............      6,450,674       8,071,316       7,779,730      27,838,244
    Transfers between Investment Divisions...........     (1,749,083)      2,958,512     (12,748,184)    (21,803,324)
    Contribution (withdrawal) of seed money by New
      York Life Insurance and Annuity Corporation....             --              --              --      (1,685,468)
                                                       -------------   -------------   -------------   -------------
      Net contributions and (withdrawals)............      5,090,979      13,393,456      (6,804,178)     13,409,298
                                                       -------------   -------------   -------------   -------------
    Increase (decrease) attributable to New York Life
      Insurance and Annuity Corporation charges
      retained by the Separate Account...............         43,725          (1,476)        147,221          11,401
                                                       -------------   -------------   -------------   -------------
        Increase (decrease) in net assets............     (7,672,985)     11,100,063     (49,185,088)    (17,629,421)
NET ASSETS:
    Beginning of year................................     49,247,096      38,147,033     142,303,288     159,932,709
                                                       -------------   -------------   -------------   -------------
    End of year......................................  $  41,574,111   $  49,247,096   $  93,118,200   $ 142,303,288
                                                       =============   =============   =============   =============

Not all investment divisions are available under all policies.
(a) For AmSouth Premium Plus Variable Annuity policies, represents the period January 18, 2001 (Commencement of Operations) through December 31, 2001.
(b) For the period July 2, 2001 (Commencement of Operations) through December 31, 2001.
(c) For Series IV and V policies, represents the period May 10, 2002 (Commencement of Operations) through December 31, 2002.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

             MAINSTAY VP                                                                                     MAINSTAY VP
              SMALL CAP                      MAINSTAY VP                     MAINSTAY VP                  AMERICAN CENTURY
               GROWTH                       TOTAL RETURN                        VALUE                      INCOME & GROWTH
    -----------------------------   -----------------------------   -----------------------------   -----------------------------
       2002(C)         2001(B)         2002(C)         2001(A)         2002(C)         2001(A)         2002(C)         2001(A)
    -----------------------------------------------------------------------------------------------------------------------------
    $    (288,408)  $     (49,757)  $   2,482,695   $   3,456,494   $     101,495   $     383,863   $    (162,146)  $    (338,205)
         (868,154)        (32,685)       (900,175)      3,299,609      (3,734,875)        361,783      (1,088,373)         24,719
               --              --              --         458,366         343,792       9,774,140              --              --
       (5,368,934)        286,415     (55,904,745)    (49,626,251)    (52,715,057)    (12,824,685)    (11,257,981)     (5,773,609)
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
       (6,525,496)        203,973     (54,322,225)    (42,411,782)    (56,004,645)     (2,304,899)    (12,508,500)     (6,087,095)
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
        5,417,939       2,065,855      12,339,816      24,120,215      18,219,110      27,030,064       2,641,037       2,880,801
       (1,175,027)        (93,246)    (20,285,317)    (19,179,525)    (13,843,177)    (10,834,343)     (2,621,720)     (2,765,876)
          (69,751)            (95)     (3,404,162)     (2,789,716)     (2,063,606)     (1,759,852)       (356,407)       (616,401)
       10,429,559         950,710       6,612,908      15,226,924      30,731,867      21,738,403       4,808,762       4,697,305
        3,982,883       5,125,746     (17,200,168)    (12,181,398)     (6,193,239)     22,755,024      (2,049,229)     (1,535,328)
               --       5,000,000              --              --              --              --              --              --
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
       18,585,603      13,048,970     (21,936,923)      5,196,500      26,850,955      58,929,296       2,422,443       2,660,501
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
           18,915          (1,333)        170,735          33,777         211,006         (28,886)         48,253          (1,611)
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
       12,079,022      13,251,610     (76,088,413)    (37,181,505)    (28,942,684)     56,595,511     (10,037,804)     (3,428,205)
       13,251,610              --     304,704,383     341,885,888     225,614,659     169,019,148      57,388,570      60,816,775
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
    $  25,330,632   $  13,251,610   $ 228,615,970   $ 304,704,383   $ 196,671,975   $ 225,614,659   $  47,350,766   $  57,388,570
    =============   =============   =============   =============   =============   =============   =============   =============

             MAINSTAY VP                        ALGER
             LORD ABBETT                      AMERICAN                         AMSOUTH                         AMSOUTH
             DEVELOPING                         SMALL                         ENHANCED                      INTERNATIONAL
               GROWTH                      CAPITALIZATION                      MARKET                          EQUITY
    -----------------------------   -----------------------------   -----------------------------   -----------------------------
       2002(C)         2001(A)         2002(C)          2001           2002(C)         2001(A)         2002(C)         2001(A)
    -----------------------------------------------------------------------------------------------------------------------------
    $    (320,655)  $    (355,152)  $    (869,217)  $  (1,061,485)  $     (15,106)  $      (5,981)  $      (2,674)  $        (925)
       (1,645,932)        124,007     (11,478,603)    (39,384,253)        (85,251)         (1,258)        (35,827)           (127)
               --              --              --              --              --              --              --              --
       (6,237,398)     (2,352,165)     (8,183,074)     10,366,014        (336,281)         (3,620)        (12,840)         (9,713)
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
       (8,203,985)     (2,583,310)    (20,530,894)    (30,079,724)       (436,638)        (10,859)        (51,341)        (10,765)
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
        1,555,247       1,429,247       2,954,776       8,308,559         602,804         370,427         159,216          37,240
         (939,721)       (925,315)     (3,405,220)     (6,938,545)       (165,467)        (15,636)         (1,866)           (257)
         (105,555)       (197,906)       (524,486)       (442,172)       (101,899)             --              --              --
        1,156,733       1,277,592       3,563,096      11,036,302         594,101         739,076           3,409          89,241
         (513,401)     (2,309,358)     (4,049,008)     (4,603,579)        (43,888)         28,991         (86,013)            260
               --              --              --              --              --              --              --              --
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
        1,153,303        (725,740)     (1,460,842)      7,360,565         885,651       1,122,858          74,746         126,484
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
           26,836          (3,406)         71,007          43,117           1,463             (35)            218              23
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
       (7,023,846)     (3,312,456)    (21,920,729)    (22,676,042)        450,476       1,111,964          23,623         115,742
       26,620,499      29,932,955      72,120,466      94,796,508       1,111,964              --         115,742              --
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
    $  19,596,653   $  26,620,499   $  50,199,737   $  72,120,466   $   1,562,440   $   1,111,964   $     139,365   $     115,742
    =============   =============   =============   =============   =============   =============   =============   =============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the years ended December 31, 2002
and December 31, 2001


                                                                  AMSOUTH                         AMSOUTH
                                                                 LARGE CAP                        MID CAP
                                                       -----------------------------   -----------------------------
                                                          2002(C)         2001(A)         2002(C)         2001(A)
                                                       -------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income (loss).....................  $     (32,077)  $     (11,188)  $     (11,064)  $      (3,736)
    Net realized gain (loss) on investments..........        (93,043)         (2,789)        (26,000)           (230)
    Realized gain distribution received..............             --              --              --              --
    Change in unrealized appreciation (depreciation)
      on investments.................................       (548,806)         31,067        (150,238)        (31,465)
                                                       -------------   -------------   -------------   -------------
      Net increase (decrease) in net assets resulting
        from operations..............................       (673,926)         17,090        (187,302)        (35,431)
                                                       -------------   -------------   -------------   -------------
  Contributions and (Withdrawals):
    Payments received from policyowners..............        663,341         367,533         356,566         220,473
    Policyowners' surrenders.........................       (249,213)        (16,802)        (38,554)         (2,885)
    Policyowners' annuity and death benefits.........            (18)             --              --              --
    Net transfers from (to) Fixed Account............      1,028,687       1,562,334         189,028         332,710
    Transfers between Investment Divisions...........       (128,394)        (46,789)         (9,203)            294
                                                       -------------   -------------   -------------   -------------
      Net contributions and (withdrawals)............      1,314,403       1,866,276         497,837         550,592
                                                       -------------   -------------   -------------   -------------
    Increase (decrease) attributable to New York Life
      Insurance and Annuity Corporation charges
      retained by the Separate Account...............          2,373            (108)            688              14
                                                       -------------   -------------   -------------   -------------
        Increase (decrease) in net assets............        642,850       1,883,258         311,223         515,175
NET ASSETS:
    Beginning of year................................      1,883,258              --         515,175              --
                                                       -------------   -------------   -------------   -------------
    End of year......................................  $   2,526,108   $   1,883,258   $     826,398   $     515,175
                                                       =============   =============   =============   =============

                                                                JANUS ASPEN                     JANUS ASPEN
                                                                  SERIES                          SERIES
                                                                 BALANCED                    WORLDWIDE GROWTH
                                                       -----------------------------   -----------------------------
                                                          2002(C)         2001(A)         2002(C)          2001
                                                       -------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income (loss).....................  $   6,716,469   $   8,015,222   $  (1,719,786)  $  (3,980,430)
    Net realized gain (loss) on investments..........      2,707,941       7,014,504     (16,077,361)      3,937,078
    Realized gain distribution received..............             --              --              --              --
    Change in unrealized appreciation (depreciation)
      on investments.................................    (62,206,513)    (53,765,457)    (86,686,068)   (125,576,221)
                                                       -------------   -------------   -------------   -------------
      Net increase (decrease) in net assets resulting
        from operations..............................    (52,782,103)    (38,735,731)   (104,483,215)   (125,619,573)
                                                       -------------   -------------   -------------   -------------
  Contributions and (Withdrawals):
    Payments received from policyowners..............     39,015,590      58,493,388      14,576,401      35,310,655
    Policyowners' surrenders.........................    (43,144,584)    (35,937,935)    (20,341,899)    (24,210,872)
    Policyowners' annuity and death benefits.........     (6,031,215)     (6,074,284)     (2,560,686)     (2,798,185)
    Net transfers from (to) Fixed Account............     55,406,562      74,568,408      12,038,194      42,740,447
    Transfers between Investment Divisions...........    (28,150,818)    (19,005,838)    (30,324,194)    (38,195,934)
                                                       -------------   -------------   -------------   -------------
      Net contributions and (withdrawals)............     17,095,535      72,043,739     (26,612,184)     12,846,111
                                                       -------------   -------------   -------------   -------------
    Increase (decrease) attributable to New York Life
      Insurance and Annuity Corporation charges
      retained by the Separate Account...............        206,054            (446)        377,749         170,553
                                                       -------------   -------------   -------------   -------------
        Increase (decrease) in net assets............    (35,480,514)     33,307,562    (130,717,650)   (112,602,909)
NET ASSETS:
    Beginning of year................................    635,875,647     602,568,085     397,758,192     510,361,101
                                                       -------------   -------------   -------------   -------------
    End of year......................................  $ 600,395,133   $ 635,875,647   $ 267,040,542   $ 397,758,192
                                                       =============   =============   =============   =============

Not all investment divisions are available under all policies.
(a) For AmSouth Premium Plus Variable Annuity policies, represents the period January 18, 2001 (Commencement of Operations) through December 31, 2001.
(b) For the period July 2, 2001 (Commencement of Operations) through December 31, 2001.
(c) For Series IV and V policies, represents the period May 10, 2002 (Commencement of Operations) through December 31, 2002.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

                                             DREYFUS IP                       FIDELITY                        FIDELITY
               CALVERT                       TECHNOLOGY                          VIP                             VIP
               SOCIAL                          GROWTH                       CONTRAFUND(R)                   EQUITY-INCOME
              BALANCED                    (INITIAL SHARES)                 (INITIAL CLASS)                 (INITIAL CLASS)
    -----------------------------   -----------------------------   -----------------------------   -----------------------------
       2002(C)          2001           2002(C)         2001(B)         2002(C)          2001           2002(C)          2001
    -----------------------------------------------------------------------------------------------------------------------------
    $     400,940   $     721,993   $     (91,691)  $      (9,124)  $  (1,640,872)  $  (1,770,045)  $     465,463   $     290,278
       (1,285,632)       (227,530)       (784,663)        (13,050)     (3,204,601)        756,640      (7,059,406)       (991,946)
               --         542,740              --              --              --       8,207,473       4,144,386       7,622,468
       (3,329,468)     (3,432,236)     (2,653,322)        251,418     (27,337,803)    (52,015,544)    (35,697,937)    (18,435,392)
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
       (4,214,160)     (2,395,033)     (3,529,676)        229,244     (32,183,276)    (44,821,476)    (38,147,494)    (11,514,592)
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
        2,347,413       3,188,471       1,883,098         873,736      15,132,643      20,708,009      12,589,099      20,221,481
       (1,943,927)     (1,678,884)       (451,769)        (25,538)    (17,590,147)    (15,195,570)    (12,282,973)     (9,776,105)
         (403,510)       (132,045)        (95,536)         (5,046)     (2,593,900)     (2,097,626)     (2,287,543)     (2,083,049)
        3,761,864       4,990,518       2,940,310         583,932      20,029,474      26,992,249      24,335,650      26,470,182
       (1,611,324)     (1,357,626)      2,810,186       2,150,667     (10,144,196)    (17,710,932)     (4,843,418)      5,361,000
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
        2,150,516       5,010,434       7,086,289       3,577,751       4,833,874      12,696,130      17,510,815      40,193,509
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
           14,245             896           9,350            (358)        127,294          57,617         154,617            (118)
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
       (2,049,399)      2,616,297       3,565,963       3,806,637     (27,222,108)    (32,067,729)    (20,482,062)     28,678,799
       29,435,682      26,819,385       3,806,637              --     289,357,946     321,425,675     188,226,639     159,547,840
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
    $  27,386,283   $  29,435,682   $   7,372,600   $   3,806,637   $ 262,135,838   $ 289,357,946   $ 167,744,577   $ 188,226,639
    =============   =============   =============   =============   =============   =============   =============   =============

                                                                                                          NEUBERGER BERMAN
               MFS(R)                                                          MFS(R)                            AMT
              INVESTORS                        MFS(R)                         UTILITIES                        MID-CAP
            TRUST SERIES                   RESEARCH SERIES                     SERIES                          GROWTH
    -----------------------------   -----------------------------   -----------------------------   -----------------------------
       2002(C)          2001           2002(C)         2001(A)         2002(C)         2001(B)         2002(C)         2001(B)
    -----------------------------------------------------------------------------------------------------------------------------
    $    (273,007)  $    (292,779)  $    (486,683)  $    (743,837)  $       7,089   $        (958)  $     (27,511)  $      (1,406)
       (2,594,462)       (312,602)     (8,468,022)     (2,578,575)       (125,455)           (592)        (60,285)         (1,323)
               --         752,387              --       6,671,889              --              --              --              --
       (5,326,780)     (6,014,855)     (4,091,609)    (17,689,841)        (27,232)         (7,614)       (557,953)         30,477
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
       (8,194,249)     (5,867,849)    (13,046,314)    (14,340,364)       (145,598)         (9,164)       (645,749)         27,748
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
        2,408,914       3,956,045       1,540,618       6,274,231         205,255         106,217         497,105         137,432
       (2,216,932)     (1,691,749)     (2,337,459)     (2,554,508)       (138,440)           (496)       (134,446)         (5,977)
         (568,429)       (315,935)       (485,420)       (478,208)             --              --         (16,859)         (4,654)
        4,395,598       8,532,352       2,847,962      13,960,004         563,809         167,782       1,867,923         203,987
       (2,974,318)       (190,099)     (6,570,408)     (2,853,894)       (138,992)        129,055         829,316         289,409
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
        1,044,833      10,290,614      (5,004,707)     14,347,625         491,632         402,558       3,043,039         620,197
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
           29,895           7,670          47,938          14,296             635               3           1,790             (44)
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
       (7,119,521)      4,430,435     (18,003,083)         21,557         346,669         393,397       2,399,080         647,901
       34,340,704      29,910,269      52,541,038      52,519,481         393,397              --         647,901              --
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
    $  27,221,183   $  34,340,704   $  34,537,955   $  52,541,038   $     740,066   $     393,397   $   3,046,981   $     647,901
    =============   =============   =============   =============   =============   =============   =============   =============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the years ended December 31, 2002
and December 31, 2001

                                                                                                  VAN ECK
                                                               T. ROWE PRICE                     WORLDWIDE
                                                                  EQUITY                           HARD
                                                                  INCOME                          ASSETS
                                                       -----------------------------   -----------------------------
                                                          2002(C)          2001           2002(C)          2001
                                                       -------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income (loss).....................  $     324,257   $     106,635   $     (72,490)  $       2,031
    Net realized gain (loss) on investments..........     (3,020,615)       (151,883)       (555,541)         73,204
    Realized gain distribution received..............        115,918       1,394,154              --              71
    Change in unrealized appreciation (depreciation)
      on investments.................................    (16,792,258)     (1,334,107)       (371,780)       (588,213)
                                                       -------------   -------------   -------------   -------------
      Net increase (decrease) in net assets resulting
        from operations..............................    (19,372,698)         14,799        (999,811)       (512,907)
                                                       -------------   -------------   -------------   -------------
  Contributions and (Withdrawals):
    Payments received from policyowners..............     14,114,112      14,939,826       1,031,243         624,703
    Policyowners' surrenders.........................     (7,417,923)     (3,667,396)       (563,324)       (220,660)
    Policyowners' annuity and death benefits.........     (1,480,499)       (567,683)       (180,925)       (158,406)
    Net transfers from (to) Fixed Account............     30,489,156      18,561,014       1,795,782         499,311
    Transfers between Investment Divisions...........      4,109,856      24,088,954       4,090,054      (1,463,391)
                                                       -------------   -------------   -------------   -------------
      Net contributions and (withdrawals)............     39,814,702      53,354,715       6,172,830        (718,443)
                                                       -------------   -------------   -------------   -------------
    Increase (decrease) attributable to New York Life
      Insurance and Annuity Corporation charges
      retained by the Separate Account...............         86,003          (7,183)          4,897             627
                                                       -------------   -------------   -------------   -------------
        Increase (decrease) in net assets............     20,528,007      53,362,331       5,177,916      (1,230,723)
NET ASSETS:
    Beginning of year................................     96,090,179      42,727,848       3,777,173       5,007,896
                                                       -------------   -------------   -------------   -------------
    End of year......................................  $ 116,618,186   $  96,090,179   $   8,955,089   $   3,777,173
                                                       =============   =============   =============   =============

                                                                VAN KAMPEN
                                                                    UIF
                                                             EMERGING MARKETS
                                                                  EQUITY
                                                       -----------------------------
                                                          2002(C)         2001(A)
                                                       -----------------------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income (loss).....................  $    (480,356)  $    (419,886)
    Net realized gain (loss) on investments..........     (1,324,415)        500,018
    Realized gain distribution received..............             --              --
    Change in unrealized appreciation (depreciation)
      on investments.................................      1,026,842         129,236
                                                       -------------   -------------
      Net increase (decrease) in net assets resulting
        from operations..............................       (777,929)        209,368
                                                       -------------   -------------
  Contributions and (Withdrawals):
    Payments received from policyowners..............      2,027,022       2,004,189
    Policyowners' surrenders.........................     (3,707,217)     (1,712,868)
    Policyowners' annuity and death benefits.........       (187,905)       (150,065)
    Net transfers from (to) Fixed Account............      1,506,146       2,439,885
    Transfers between Investment Divisions...........     (4,549,358)       (166,737)
                                                       -------------   -------------
      Net contributions and (withdrawals)............     (4,911,312)      2,414,404
                                                       -------------   -------------
    Increase (decrease) attributable to New York Life
      Insurance and Annuity Corporation charges
      retained by the Separate Account...............         12,568             815
                                                       -------------   -------------
        Increase (decrease) in net assets............     (5,676,673)      2,624,587
NET ASSETS:
    Beginning of year................................     31,437,704      28,813,117
                                                       -------------   -------------
    End of year......................................  $  25,761,031   $  31,437,704
                                                       =============   =============

Not all investment divisions are available under all policies.
(a) For AmSouth Premium Plus Variable Annuity policies, represents the period January 18, 2001 (Commencement of Operations) through December 31, 2001.
(b) For the period July 2, 2001 (Commencement of Operations) through December 31, 2001.
(c) For Series IV and V policies, represents the period May 10, 2002 (Commencement of Operations) through December 31, 2002.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

NOTES TO FINANCIAL STATEMENTS

NOTE 1-- Organization and Accounting Policies:
--------------------------------------------------------------------------------
NYLIAC Variable Annuity Separate Account-III ("Separate Account" formerly, "LifeStages Annuity Separate Account") was established on November 30, 1994, under Delaware law by New York Life Insurance and Annuity Corporation ("NYLIAC"), a wholly-owned subsidiary of New York Life Insurance Company. The Separate Account funds Series I policies (LifeStages(R) Variable Annuity, LifeStages(R) Flexible Premium Variable Annuity and MainStay Plus Variable Annuity), Series II policies (LifeStages(R) Access Variable Annuity and MainStay Access Variable Annuity), Series III policies (LifeStages(R) Premium Plus Variable Annuity, MainStay Premium Plus Variable Annuity and AmSouth Premium Plus Variable Annuity), Series IV policies (LifeStages(R) Essentials Variable Annuity and MainStay Plus II Variable Annuity) and Series V policies (LifeStages(R) Select Variable Annuity and MainStay Select Variable Annuity). This account was established to receive and invest premium payments under Non-Qualified and Tax Qualified Flexible Premium Variable Retirement Annuity Policies issued by NYLIAC. The Non-Qualified policies are designed to establish retirement benefits to provide individuals with supplemental retirement income. The Qualified policies are designed to establish retirement benefits for individuals who participate in qualified pension, profit sharing or annuity plans. The policies are distributed by NYLIFE Distributors Inc. and sold by registered representatives of NYLIFE Securities Inc., certain banking and financial institutions which have entered into selling agreements with NYLIAC and registered representatives of unaffiliated broker-dealers. NYLIFE Securities Inc. is a wholly-owned subsidiary of NYLIFE LLC and NYLIFE Distributors Inc. is a wholly-owned subsidiary of New York Life Investment Management Holdings LLC ("NYLIM Holdings"). NYLIFE LLC and NYLIM Holdings are both wholly-owned subsidiaries of New York Life Insurance Company. The Separate Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust.

  The assets of the Separate Account, which are currently all in the accumulation phase, are invested in shares of the MainStay VP Series Fund, Inc., the Alger American Fund, the Variable Insurance Funds, the Calvert Variable Series, Inc. (formerly, "Acacia Capital Corporation"), the Dreyfus Investment Portfolios, the Fidelity Variable Insurance Products Fund, the Janus Aspen Series, the MFS(R) Variable Insurance Trust(SM), the Neuberger Berman Advisors Management Trust, the T. Rowe Price Equity Series, Inc., the Van Eck Worldwide Insurance Trust, and the Universal Institutional Funds, Inc. (formerly, "Morgan Stanley Dean Witter Universal Funds, Inc.") (collectively, "Funds"). These assets are clearly identified and distinguished from the other assets and liabilities of NYLIAC. These assets are the property of NYLIAC; however, the portion of the assets attributable to the policies will not be charged with liabilities arising out of any other business NYLIAC may conduct. The Fixed Account represents the general assets of NYLIAC. NYLIAC's Fixed Account may be charged with liabilities arising out of other business NYLIAC may conduct.

  New York Life Investment Management LLC ("NYLIM"), a wholly-owned subsidiary of NYLIM Holdings, provides investment advisory services to the MainStay VP Series Fund, Inc. for a fee. NYLIM retains several sub-advisers, including MacKay Shields LLC, a wholly-owned subsidiary of NYLIM Holdings, American Century Investment Management, Inc., The Dreyfus Corporation, Eagle Asset Management, Inc. and Lord, Abbett & Co., to provide investment advisory services to certain Portfolios of the MainStay VP Series Fund, Inc.

  The following Investment Divisions, with their respective fund portfolios, are available for all LifeStages(R) Variable Annuity, LifeStages(R) Flexible Premium Variable Annuity, LifeStages(R) Access Variable Annuity, LifeStages(R) Premium Plus Variable Annuity, LifeStages(R) Essentials Variable Annuity and LifeStages(R) Select Variable Annuity Policyholders to invest premium payments:
MainStay VP Bond, MainStay VP Capital Appreciation, MainStay VP Cash Management, MainStay VP Convertible, MainStay VP Equity Income, MainStay VP Government, MainStay VP Growth Equity, MainStay VP High Yield Corporate Bond, MainStay VP Indexed Equity, MainStay VP International Equity, MainStay VP Mid Cap Core, MainStay VP Mid Cap Growth, MainStay VP Small Cap Growth, MainStay VP Total Return, MainStay VP Value, MainStay VP American Century Income & Growth, MainStay VP Dreyfus Large Company Value, MainStay VP Eagle Asset Management Growth Equity, MainStay VP Lord Abbett Developing Growth, Alger American Small Capitalization, Calvert Social Balanced, Dreyfus IP Technology Growth (Initial Shares), Fidelity VIP Contrafund(R) (Initial Class), Fidelity VIP Equity-Income (Initial Class), Janus Aspen Series Balanced, Janus Aspen Series Worldwide Growth, MFS(R) Investors Trust Series (formerly, "MFS(R) Growth With Income Series"), MFS(R) Research Series, T. Rowe Price Equity Income, Van Eck Worldwide Hard Assets and Van Kampen UIF Emerging Markets Equity (formerly, "Morgan Stanley UIF Emerging Markets Equity"). Each Investment Division of the Separate Account will invest exclusively in the corresponding eligible portfolio.

  The following Investment Divisions, with their respective fund portfolios, are available for all MainStay Plus Variable Annuity, MainStay Access Variable Annuity, MainStay Premium Plus Variable Annuity, MainStay Plus II Variable Annuity and MainStay Select Variable Annuity Policyholders to invest premium payments: MainStay VP Bond, MainStay VP Capital Appreciation, MainStay VP Cash Management, MainStay VP Convertible, MainStay VP Equity

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

Income, MainStay VP Government, MainStay VP Growth Equity, MainStay VP High Yield Corporate Bond, MainStay VP Indexed Equity, MainStay VP International Equity, MainStay VP Small Cap Growth, MainStay VP Total Return, MainStay VP Value, MainStay VP American Century Income & Growth, MainStay VP Dreyfus Large Company Value, MainStay VP Eagle Asset Management Growth Equity, MainStay VP Lord Abbett Developing Growth, Alger American Small Capitalization, Calvert Social Balanced, Dreyfus IP Technology Growth (Initial Shares), Fidelity VIP Contrafund(R) (Initial Class), Fidelity VIP Equity-Income (Initial Class), Janus Aspen Series Balanced, Janus Aspen Series Worldwide Growth, MFS(R) Investors Trust Series (formerly, "MFS(R) Growth With Income Series"), MFS(R) Research Series, MFS(R) Utilities Series, Neuberger Berman AMT Mid-Cap Growth, T. Rowe Price Equity Income, Van Eck Worldwide Hard Assets and Van Kampen UIF Emerging Markets Equity (formerly, "Morgan Stanley UIF Emerging Markets Equity"). Each Investment Division of the Separate Account will invest exclusively in the corresponding eligible portfolio.

  The following Investment Divisions are available for AmSouth Premium Plus Variable Annuity policies: MainStay VP Bond, MainStay VP Capital Appreciation, MainStay VP Cash Management, MainStay VP Convertible, MainStay VP Government, MainStay VP Growth Equity, MainStay VP High Yield Corporate Bond, MainStay VP Total Return, MainStay VP Value, MainStay VP American Century Income & Growth, MainStay VP Dreyfus Large Company Value, MainStay VP Eagle Asset Management Growth Equity, MainStay VP Lord Abbett Developing Growth, AmSouth Enhanced Market, AmSouth International Equity, AmSouth Large Cap, AmSouth Mid Cap, Janus Aspen Series Balanced, MFS(R) Research Series and Van Kampen UIF Emerging Markets Equity (formerly, "Morgan Stanley UIF Emerging Markets Equity"). Each Investment Division of the Separate Account will invest exclusively in the corresponding eligible portfolio.

  For all policies within Series I, II, III, IV, and V, initial premium payments are allocated to the Investment Divisions, Fixed Account(s) and/or Dollar Cost Averaging Advantage Plan Accounts (where available) within two Business Days after receipt. For Series IV policies, there are two Fixed Accounts available, a one year and a three year Fixed Account. For all policies, subsequent premium payments are allocated to the Investment Divisions, one year Fixed Account, three year Fixed Account (where available), and/or Dollar Cost Averaging Plan Accounts (where available) at the close of the Business Day they are received. In addition, for Series I, II, III and V policies, the Policyowner has the option to transfer amounts between the Investment Divisions of the Separate Account and the Fixed Account of NYLIAC. For Series IV policies, the Policyowner has the option to transfer amounts between the Investment Divisions of the Separate Account and the one year Fixed Account of NYLIAC.

  No Federal income tax is payable on investment income or capital gains of the Separate Account under current Federal income tax law.

  Security Valuation--The investments are valued at the net asset value of shares of the respective Fund portfolios.

  Security Transactions--Realized gains and losses from security transactions are reported on the identified cost basis. Security transactions are accounted for as of the date the securities are purchased or sold (trade date).

  Distributions Received--Dividend income and capital gain distributions are recorded on the ex-dividend date and reinvested in the corresponding portfolio.

  The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2--Investments (in 000's):
--------------------------------------------------------------------------------

At December 31, 2002, the investments of the Separate Account are as follows:


                                                                               MAINSTAY VP          MAINSTAY VP
                                                           MAINSTAY VP           CAPITAL               CASH
                                                              BOND             APPRECIATION         MANAGEMENT
                                                           ----------------------------------------------------
Number of shares.........................................     19,538               21,358              365,393
Identified cost..........................................   $263,000             $668,021           $  365,408


                                                            MAINSTAY VP         MAINSTAY VP         MAINSTAY VP
                                                              MID CAP             MID CAP            SMALL CAP
                                                               CORE               GROWTH              GROWTH
                                                            ---------------------------------------------------
Number of shares..........................................      2,441               2,582                3,617
Identified cost...........................................   $ 22,380            $ 21,702           $   30,501

  Investment activity for the year ended December 31, 2002, was as follows:


                                                                                MAINSTAY VP          MAINSTAY VP
                                                            MAINSTAY VP           CAPITAL               CASH
                                                               BOND             APPRECIATION         MANAGEMENT
                                                            ----------------------------------------------------
Purchases.................................................   $110,810             $ 43,871           $1,145,499
Proceeds from sales.......................................     19,318               92,244            1,089,154


                                                           MAINSTAY VP         MAINSTAY VP         MAINSTAY VP
                                                             MID CAP             MID CAP            SMALL CAP
                                                              CORE               GROWTH              GROWTH
                                                           ---------------------------------------------------
Purchases................................................   $ 17,442            $ 14,532           $   21,164
Proceeds from sales......................................      2,050               1,116                2,796

Not all investment divisions are available under all policies.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------


                      MAINSTAY VP                       MAINSTAY VP      MAINSTAY VP      MAINSTAY VP      MAINSTAY VP
     MAINSTAY VP         EQUITY        MAINSTAY VP         GROWTH         HIGH YIELD        INDEXED       INTERNATIONAL
     CONVERTIBLE         INCOME         GOVERNMENT         EQUITY       CORPORATE BOND       EQUITY           EQUITY
    --------------------------------------------------------------------------------------------------------------------
         17,524            7,679           26,260           18,052           63,896           27,939            2,980
       $197,925         $ 72,905         $282,348         $434,320         $599,933         $725,507         $ 29,493

                                       MAINSTAY VP      MAINSTAY VP      MAINSTAY VP      MAINSTAY VP
                                         AMERICAN         DREYFUS        EAGLE ASSET          LORD            ALGER
     MAINSTAY VP                         CENTURY           LARGE          MANAGEMENT         ABBETT          AMERICAN
        TOTAL         MAINSTAY VP         INCOME          COMPANY           GROWTH         DEVELOPING         SMALL
        RETURN           VALUE           & GROWTH          VALUE            EQUITY           GROWTH       CAPITALIZATION
    --------------------------------------------------------------------------------------------------------------------
         16,934           16,580            5,836            5,209           10,503            3,178            4,127
       $319,713         $258,011         $ 63,851         $ 53,099         $174,149         $ 31,756         $ 65,418


                      MAINSTAY VP                       MAINSTAY VP      MAINSTAY VP      MAINSTAY VP      MAINSTAY VP
     MAINSTAY VP         EQUITY        MAINSTAY VP         GROWTH         HIGH YIELD        INDEXED       INTERNATIONAL
     CONVERTIBLE         INCOME         GOVERNMENT         EQUITY       CORPORATE BOND       EQUITY           EQUITY
    --------------------------------------------------------------------------------------------------------------------
       $ 39,062         $ 58,051         $172,367         $ 43,034         $164,100         $ 71,778         $178,378
         18,420            3,207           17,643           55,269           95,782           85,463          170,512

                                       MAINSTAY VP      MAINSTAY VP      MAINSTAY VP      MAINSTAY VP
                                         AMERICAN         DREYFUS        EAGLE ASSET          LORD            ALGER
     MAINSTAY VP                         CENTURY           LARGE          MANAGEMENT         ABBETT          AMERICAN
        TOTAL         MAINSTAY VP         INCOME          COMPANY           GROWTH         DEVELOPING         SMALL
        RETURN           VALUE           & GROWTH          VALUE            EQUITY           GROWTH       CAPITALIZATION
    --------------------------------------------------------------------------------------------------------------------
       $ 22,946         $ 47,973         $  8,167         $ 10,179         $ 12,909         $ 10,001         $164,846
         42,517           20,551            5,897            5,428           21,364            9,174          167,208

--------------------------------------------------------------------------------


                               AMSOUTH           AMSOUTH                                                  CALVERT
                               ENHANCED       INTERNATIONAL         AMSOUTH             AMSOUTH           SOCIAL
                                MARKET           EQUITY            LARGE CAP            MID CAP          BALANCED
                            ----------------------------------------------------------------------------------------
Number of shares..........          239               22                 364                 140           18,326
Identified cost...........     $  1,909         $    163            $  3,054            $  1,011         $ 36,431

                                                                                                        VAN KAMPEN
                                                NEUBERGER                               VAN ECK             UIF
                                MFS(R)         BERMAN AMT        T. ROWE PRICE         WORLDWIDE         EMERGING
                              UTILITIES          MID-CAP             EQUITY               HARD            MARKETS
                                SERIES           GROWTH              INCOME              ASSETS           EQUITY
                            ----------------------------------------------------------------------------------------
Number of shares..........           62              255               7,155                 872            4,285
Identified cost...........     $    778         $  3,585            $134,244            $  9,623         $ 42,194


                               AMSOUTH           AMSOUTH                                                  CALVERT
                               ENHANCED       INTERNATIONAL         AMSOUTH             AMSOUTH           SOCIAL
                                MARKET           EQUITY            LARGE CAP            MID CAP          BALANCED
                            ----------------------------------------------------------------------------------------
Purchases.................     $  1,285         $    200            $  1,701            $    556         $  6,226
Proceeds from sales.......          410              127                 413                  67            3,666

                                                                                                        VAN KAMPEN
                                                NEUBERGER                               VAN ECK             UIF
                                MFS(R)         BERMAN AMT        T. ROWE PRICE         WORLDWIDE         EMERGING
                              UTILITIES          MID-CAP             EQUITY               HARD            MARKETS
                                SERIES           GROWTH              INCOME              ASSETS           EQUITY
                            ----------------------------------------------------------------------------------------
Purchases.................     $    990         $  3,294            $ 53,851            $ 18,037         $501,054
Proceeds from sales.......          488              268              13,413              11,914          506,430

Not all investment divisions are available under all policies.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------

       DREYFUS IP         FIDELITY          FIDELITY                         JANUS ASPEN         MFS(R)
       TECHNOLOGY            VIP               VIP          JANUS ASPEN         SERIES         INVESTORS          MFS(R)
         GROWTH         CONTRAFUND(R)     EQUITY-INCOME        SERIES         WORLDWIDE          TRUST           RESEARCH
    (INITIAL SHARES)   (INITIAL CLASS)   (INITIAL CLASS)      BALANCED          GROWTH           SERIES           SERIES
    ------------------------------------------------------------------------------------------------------------------------
           1,287            14,536             9,272            29,266           12,734            2,029            3,216
        $  9,801          $343,597          $214,947          $728,203         $507,959         $ 37,922         $ 60,629

       DREYFUS IP         FIDELITY          FIDELITY                         JANUS ASPEN         MFS(R)
       TECHNOLOGY            VIP               VIP          JANUS ASPEN         SERIES         INVESTORS          MFS(R)
         GROWTH         CONTRAFUND(R)     EQUITY-INCOME        SERIES         WORLDWIDE          TRUST           RESEARCH
    (INITIAL SHARES)   (INITIAL CLASS)   (INITIAL CLASS)      BALANCED          GROWTH           SERIES           SERIES
    ------------------------------------------------------------------------------------------------------------------------
        $ 10,001          $ 30,211          $ 44,842          $ 86,650         $131,867         $  7,002         $  4,443
           2,979            27,001            22,627            62,788          160,339            6,219            9,955

NOTE 3--Expenses and Related Party Transactions:
--------------------------------------------------------------------------------

NYLIAC deducts a surrender charge on certain partial withdrawals and surrenders of Series I, III, IV and V policies. For LifeStages(R) Variable Annuity and MainStay Plus Variable Annuity policies which are part of Series I, the percentage of the surrender charge varies, depending upon the length of time a premium payment is in the policy before it is withdrawn. This charge is 7% during the first three payment years and declines 1% per year for each additional payment year, until the sixth payment year, after which no charge is made. For LifeStages(R) Flexible Premium Variable Annuity policies, which are also part of Series I, this charge is 7% for the first three policy years and declines to 1% per year for each additional policy year, until the ninth policy year, after which no charge is made.

  For LifeStages(R) Premium Plus Variable Annuity policies, which are part of Series III, the percentage of the surrender charge varies, depending upon the length of time a premium payment is in the policy before it is withdrawn. This charge is 8% during the first three payment years and declines 1% per year for each additional payment year, until the eighth payment year, after which no charge is made. For MainStay Premium Plus Variable Annuity and AmSouth Premium Plus Variable Annuity policies, which are also part of Series III, the percentage of the surrender charge varies, depending upon the length of time a premium payment is in the policy before it is withdrawn. This charge is 8% for the first four payment years and declines 1% per year for each additional payment year, until the eighth payment year, after which no charge is made. In those states where NYLIAC offers a single premium version of the LifeStages(R) Premium Plus Variable Annuity, MainStay Premium Plus Variable Annuity and AmSouth Premium Plus Variable Annuity, there is a lower surrender charge.

  For the LifeStages(R) Essentials Variable Annuity and MainStay Plus II Variable Annuity policies, which are part of Series IV, the percentage of the surrender charge varies, depending upon the length of time a premium payment is in the policy before it is withdrawn. This charge is 7% during the first three payment years, 6% during the fourth and fifth payment years and declines 1% per year for each additional payment year, until the seventh payment year, after which no charge is made.

  For LifeStages(R) Select Variable Annuity and MainStay Select Variable Annuity policies, which are part of Series V, the percentage of the surrender charge varies, depending upon the length of time a premium payment is in the policy before it is withdrawn. This charge is 8% during the first two payment years and declines to 7% for the third payment year, after which no charge is made.

  All surrender charges are recorded with Policyowners' surrenders in the accompanying statement of changes in net assets.

  NYLIAC also deducts an annual policy service charge on each policy anniversary date and upon surrender, if on the policy anniversary and/or date of surrender the accumulation value is less than $20,000 for Series I policies, $50,000 for Series II and IV policies and $100,000 for Series III and V policies. For LifeStages(R) Variable Annuity and MainStay Plus Variable Annuity contracts which are part of Series I, this charge is the lesser of $30 or 2% of the accumulation value per policy. For LifeStages(R) Flexible Premium Variable Annuity, which is also part of Series I, this charge is $30 per policy. For Series II policies, this charge is $40 per policy (may be lower in some states). For Series III policies, this charge is $30 per policy. For Series IV policies, this charge is $30 per policy. For Series V policies, this charge is $50 per policy. These charges are shown as a reduction to payments received from policyowners in the accompanying statement of changes in net assets.

  Additionally, NYLIAC reserves the right to charge Series I, II, III, IV and V policies $30 for each transfer in excess of 12 in any one policy year, subject to certain restrictions.

  The Separate Account is charged for administrative services provided and the mortality and expense risks assumed by NYLIAC. For Series I, II, III, IV and V policies, these charges are made daily at an annual rate of 1.40%, 1.55%, 1.60%, 1.45% and 1.85%, respectively of the daily net asset value of each Investment Division. The amounts of these charges retained in the Investment Divisions represent funds of NYLIAC. Accordingly, NYLIAC participates in the results of each Investment Division ratably with the Policyowners. These charges are disclosed in the accompanying statement of operations.

--------------------------------------------------------------------------------
NOTE 4--Distribution of Net Income:
--------------------------------------------------------------------------------

The Separate Account does not expect to declare dividends to Policyowners from accumulated net investment income and realized gains. The income and gains are distributed to Policyowners as part of withdrawals of amounts (in the form of surrenders, death benefits, transfers, or annuity payments) in excess of the net premium payments.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

NOTE 5--Unit Transactions (in 000's):
--------------------------------------------------------------------------------

Transactions in accumulation units for the years ended December 31, 2002 and December 31, 2001, were as follows:


                                                                   MAINSTAY VP                           MAINSTAY VP
                                                                      BOND                          CAPITAL APPRECIATION
                                                           ---------------------------           ---------------------------
                                                             2002             2001(a)              2002             2001(a)
                                                           -----------------------------------------------------------------
SERIES I POLICIES
Units issued (redeemed) on contributions by NYLIAC.....          --                --                  --                 --
Units issued on payments received from policyowners....       1,007             1,191                 992              2,071
Units redeemed on surrenders...........................      (1,163)             (518)             (2,156)            (1,807)
Units redeemed on annuity and death benefits...........        (121)             (106)               (211)              (211)
Units issued (redeemed) on net transfers from (to)
  Fixed Account........................................       1,401               813                 (40)             1,127
Units issued (redeemed) on transfers between Investment
  Divisions............................................       1,819             3,371              (2,243)            (1,874)
                                                           --------           --------           --------           --------
  Net increase (decrease)..............................       2,943             4,751              (3,658)              (694)
Units outstanding, beginning of year...................      11,339             6,588              29,099             29,793
                                                           --------           --------           --------           --------
Units outstanding, end of year.........................      14,282            11,339              25,441             29,099
                                                           ========           ========           ========           ========
SERIES II POLICIES
Units issued on payments received from policyowners....         108                74                  16                109
Units redeemed on surrenders...........................         (67)               (7)                 (8)               (25)
Units redeemed on annuity and death benefits...........          (7)               --                 (20)                (1)
Units issued (redeemed) on net transfers from (to)
  Fixed Account........................................          (4)               (1)                (12)                --
Units issued (redeemed) on transfers between Investment
  Divisions............................................          44                14                  12                (20)
                                                           --------           --------           --------           --------
  Net increase (decrease)..............................          74                80                 (12)                63
Units outstanding, beginning of year...................          96                16                 186                123
                                                           --------           --------           --------           --------
Units outstanding, end of year.........................         170                96                 174                186
                                                           ========           ========           ========           ========
SERIES III POLICIES
Units issued on payments received from policyowners....         344               176                 318                563
Units redeemed on surrenders...........................         (92)               (7)               (105)               (28)
Units redeemed on annuity and death benefits...........          (4)               --                 (17)               (10)
Units issued (redeemed) on net transfers from (to)
  Fixed Account........................................       2,360               426               1,421              1,080
Units issued (redeemed) on transfers between Investment
  Divisions............................................         224                93                (320)              (111)
                                                           --------           --------           --------           --------
  Net increase (decrease)..............................       2,832               688               1,297              1,494
Units outstanding, beginning of year...................         706                18               1,704                210
                                                           --------           --------           --------           --------
Units outstanding, end of year.........................       3,538               706               3,001              1,704
                                                           ========           ========           ========           ========

Not all investment divisions are available under all policies.
(a) For AmSouth Premium Plus Variable Annuity policies, represents the period January 18, 2001 (Commencement of Operations) through December 31, 2001.
(b) For the period July 2, 2001 (Commencement of Operations) through December 31, 2001.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------



        MAINSTAY VP           MAINSTAY VP           MAINSTAY VP           MAINSTAY VP
      CASH MANAGEMENT         CONVERTIBLE          EQUITY INCOME          GOVERNMENT
    -------------------   -------------------   -------------------   -------------------
      2002     2001(a)      2002     2001(a)      2002     2001(b)      2002     2001(a)
    -------------------------------------------------------------------------------------
          --        --          --      (371)         --       500          --         --
      17,287    70,068         596     1,113         791       301       1,125      1,106
     (40,171)  (23,961)       (666)     (541)       (207)      (16)       (942)      (487)
      (2,007)   (2,196)        (98)      (71)        (16)       --        (112)       (42)
     (12,389)    1,752         663     1,473       1,191       188         901        676
      40,054    26,556        (413)      (91)      1,838       808       5,995      2,532
    --------   --------   --------   --------   --------   --------   --------   --------
       2,774    72,219          82     1,512       3,597     1,781       6,967      3,785
     205,310   133,091       9,385     7,873       1,781        --       8,293      4,508
    --------   --------   --------   --------   --------   --------   --------   --------
     208,084   205,310       9,467     9,385       5,378     1,781      15,260      8,293
    ========   ========   ========   ========   ========   ========   ========   ========
      16,856    18,944          64        86          57         9         179         84
     (10,906)   (2,737)        (25)      (16)        (10)       --         (28)        (6)
          --       (12)        (17)       (9)         --        --          (5)        (1)
        (447)      (40)        (21)      (12)         (2)       --          (3)        --
       5,034    (4,775)          9        --          11         2          16         24
    --------   --------   --------   --------   --------   --------   --------   --------
      10,537    11,380          10        49          56        11         159        101
      15,454     4,074         199       150          11        --         128         27
    --------   --------   --------   --------   --------   --------   --------   --------
      25,991    15,454         209       199          67        11         287        128
    ========   ========   ========   ========   ========   ========   ========   ========
      19,458     7,770         236       274         235        55         448        189
      (4,700)     (738)        (64)      (29)        (29)       (1)        (99)       (11)
         (75)       --         (15)      (10)         (1)       --         (13)        --
      21,984    22,767       1,554       799       1,397        84       1,781        505
      (1,240)   (2,009)       (128)       10          63         3         927        110
    --------   --------   --------   --------   --------   --------   --------   --------
      35,427    27,790       1,583     1,044       1,665       141       3,044        793
      30,376     2,586       1,125        81         141        --         798          5
    --------   --------   --------   --------   --------   --------   --------   --------
      65,803    30,376       2,708     1,125       1,806       141       3,842        798
    ========   ========   ========   ========   ========   ========   ========   ========

--------------------------------------------------------------------------------



                                                                                                         MAINSTAY VP
                                                                   MAINSTAY VP                           HIGH YIELD
                                                                  GROWTH EQUITY                        CORPORATE BOND
                                                           ---------------------------           ---------------------------
                                                             2002             2001(a)              2002             2001(a)
                                                           -----------------------------------------------------------------
SERIES I POLICIES
Units issued (redeemed) on contributions by NYLIAC.....          --                --                  --                 --
Units issued on payments received from policyowners....         620             1,319               1,377              2,405
Units redeemed on surrenders...........................      (1,074)             (909)             (2,461)            (1,850)
Units redeemed on annuity and death benefits...........        (138)             (120)               (384)              (353)
Units issued (redeemed) on net transfers from (to)
  Fixed Account........................................         456             1,093                 459                928
Units issued (redeemed) on transfers between Investment
  Divisions............................................      (1,352)             (650)                259              1,405
                                                           --------           --------           --------           --------
  Net increase (decrease)..............................      (1,488)              733                (750)             2,535
Units outstanding, beginning of year...................      16,447            15,714              28,228             25,693
                                                           --------           --------           --------           --------
Units outstanding, end of year.........................      14,959            16,447              27,478             28,228
                                                           ========           ========           ========           ========
SERIES II POLICIES
Units issued on payments received from policyowners....          30                97                 126                102
Units redeemed on surrenders...........................          (8)               (8)                (25)               (39)
Units redeemed on annuity and death benefits...........         (15)               (3)                (26)                (3)
Units issued (redeemed) on net transfers from (to)
  Fixed Account........................................         (23)                7                   3                 --
Units issued (redeemed) on transfers between Investment
  Divisions............................................           5                (2)                 28                  4
                                                           --------           --------           --------           --------
  Net increase (decrease)..............................         (11)               91                 106                 64
Units outstanding, beginning of year...................         230               139                 149                 85
                                                           --------           --------           --------           --------
Units outstanding, end of year.........................         219               230                 255                149
                                                           ========           ========           ========           ========
SERIES III POLICIES
Units issued on payments received from policyowners....         421               649                 611                424
Units redeemed on surrenders...........................        (122)              (25)               (128)               (17)
Units redeemed on annuity and death benefits...........         (29)               --                  (8)               (17)
Units issued (redeemed) on net transfers from (to)
  Fixed Account........................................       1,522             1,354               2,567              1,011
Units issued (redeemed) on transfers between Investment
  Divisions............................................        (168)              (87)                (97)               146
                                                           --------           --------           --------           --------
  Net increase (decrease)..............................       1,624             1,891               2,945              1,547
Units outstanding, beginning of year...................       2,054               163               1,601                 54
                                                           --------           --------           --------           --------
Units outstanding, end of year.........................       3,678             2,054               4,546              1,601
                                                           ========           ========           ========           ========

Not all investment divisions are available under all policies.
(a) For AmSouth Premium Plus Variable Annuity policies, represents the period January 18, 2001 (Commencement of Operations) through December 31, 2001.
(b) For the period July 2, 2001 (Commencement of Operations) through December 31, 2001.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------



                                                      MAINSTAY VP           MAINSTAY VP
        MAINSTAY VP            MAINSTAY VP              MID CAP               MID CAP
      INDEXED EQUITY      INTERNATIONAL EQUITY           CORE                 GROWTH
    -------------------   ---------------------   -------------------   -------------------
      2002       2001       2002        2001        2002     2001(b)      2002     2001(b)
    ---------------------------------------------------------------------------------------
          --        --          --          --          --       500          --        500
       1,076     1,899         103          99         232        87         349        151
      (2,155)   (1,775)        (98)        (71)        (70)       (3)        (47)        (2)
        (312)     (265)        (18)         (9)         (5)       --          (5)        --
         386     1,248          65          74         320        40         429         57
      (1,986)   (1,437)        344        (112)        661       110         187        149
    --------   --------   --------    --------    --------   --------   --------   --------
      (2,991)     (330)        396         (19)      1,138       734         913        855
      30,265    30,595       1,537       1,556         734        --         855         --
    --------   --------   --------    --------    --------   --------   --------   --------
      27,274    30,265       1,933       1,537       1,872       734       1,768        855
    ========   ========   ========    ========    ========   ========   ========   ========
          51       135           6          13           7        --          12          5
         (13)      (35)         (3)         --          (1)       --          (1)        --
         (15)       (2)         --         (10)         --        --          --         --
          (4)        3          21          --          --        --          --         --
           7       (12)        (22)         11           2        --           1         --
    --------   --------   --------    --------    --------   --------   --------   --------
          26        89           2          14           8        --          12          5
         224       135          32          18          --        --           5         --
    --------   --------   --------    --------    --------   --------   --------   --------
         250       224          34          32           8        --          17          5
    ========   ========   ========    ========    ========   ========   ========   ========
       1,275       636          61          23          40         2          73          8
        (155)      (31)         (9)         (1)         (9)       --         (16)        --
         (20)       --          (4)         (1)         (1)       --          (3)        --
       3,173     1,322         245         129         347        14         479         31
        (187)      (24)         54         (28)         18         9          34         --
    --------   --------   --------    --------    --------   --------   --------   --------
       4,086     1,903         347         122         395        25         567         39
       2,120       217         134          12          25        --          39         --
    --------   --------   --------    --------    --------   --------   --------   --------
       6,206     2,120         481         134         420        25         606         39
    ========   ========   ========    ========    ========   ========   ========   ========

--------------------------------------------------------------------------------



                                                         MAINSTAY VP
                                                          SMALL CAP            MAINSTAY VP
                                                           GROWTH             TOTAL RETURN
                                                     -------------------   -------------------
                                                       2002     2001(b)      2002     2001(a)
                                                     -----------------------------------------
SERIES I POLICIES
Units issued (redeemed) on contributions by
  NYLIAC...........................................       --        500         --          --
Units issued on payments received from
  policyowners.....................................      440        184        585       1,232
Units redeemed on surrenders.......................     (136)       (16)    (1,276)     (1,065)
Units redeemed on annuity and death benefits.......       (5)        --       (208)       (148)
Units issued (redeemed) on net transfers from (to)
  Fixed Account....................................      564         75        (83)        591
Units issued (redeemed) on transfers between
  Investment Divisions.............................      451        543     (1,144)       (698)
                                                     --------   --------   --------   --------
  Net increase (decrease)..........................    1,314      1,286     (2,126)        (88)
Units outstanding, beginning of year...............    1,286         --     16,939      17,027
                                                     --------   --------   --------   --------
Units outstanding, end of year.....................    2,600      1,286     14,813      16,939
                                                     ========   ========   ========   ========
SERIES II POLICIES
Units issued on payments received from
  policyowners.....................................        5         29         18          43
Units redeemed on surrenders.......................       (1)        --        (15)         (4)
Units redeemed on annuity and death benefits.......       --         --        (16)         --
Units issued (redeemed) on net transfers from (to)
  Fixed Account....................................        3         --         (9)        (10)
Units issued (redeemed) on transfers between
  Investment Divisions.............................        3         (1)        (2)        (24)
                                                     --------   --------   --------   --------
  Net increase (decrease)..........................       10         28        (24)          5
Units outstanding, beginning of year...............       28         --        302         297
                                                     --------   --------   --------   --------
Units outstanding, end of year.....................       38         28        278         302
                                                     ========   ========   ========   ========
SERIES III POLICIES
Units issued on payments received from
  policyowners.....................................      104         23        171         152
Units redeemed on surrenders.......................      (12)        --        (64)        (17)
Units redeemed on annuity and death benefits.......       (3)        --         (6)        (13)
Units issued (redeemed) on net transfers from (to)
  Fixed Account....................................      649         32        959         567
Units issued (redeemed) on transfers between
  Investment Divisions.............................      (39)        28        (15)        (28)
                                                     --------   --------   --------   --------
  Net increase (decrease)..........................      699         83      1,045         661
Units outstanding, beginning of year...............       83         --        717          56
                                                     --------   --------   --------   --------
Units outstanding, end of year.....................      782         83      1,762         717
                                                     ========   ========   ========   ========

Not all investment divisions are available under all policies.
(a) For AmSouth Premium Plus Variable Annuity policies, represents the period January 18, 2001 (Commencement of Operations) through December 31, 2001.
(b) For the period July 2, 2001 (Commencement of Operations) through December 31, 2001.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------


                                                                          MAINSTAY VP
                              MAINSTAY VP           MAINSTAY VP           EAGLE ASSET
        MAINSTAY VP        AMERICAN CENTURY        DREYFUS LARGE          MANAGEMENT
           VALUE            INCOME & GROWTH        COMPANY VALUE         GROWTH EQUITY
    -------------------   -------------------   -------------------   -------------------
      2002     2001(a)      2002     2001(a)      2002     2001(a)      2002     2001(a)
    -------------------------------------------------------------------------------------
         --         --         --         --         --         --         --        (120)
        730      1,272        185        253        199        341        434         984
       (801)      (577)      (288)      (266)      (201)      (156)      (644)       (540)
       (119)       (84)       (41)       (52)       (38)       (27)       (78)        (48)
        806        747        287        361        294        460        273       1,457
       (392)     1,161       (275)      (157)      (151)       237     (1,147)     (1,519)
    --------   --------   --------   --------   --------   --------   --------   --------
        224      2,519       (132)       139        103        855     (1,162)        214
     11,482      8,963      5,593      5,454      4,211      3,356      9,537       9,323
    --------   --------   --------   --------   --------   --------   --------   --------
     11,706     11,482      5,461      5,593      4,314      4,211      8,375       9,537
    ========   ========   ========   ========   ========   ========   ========   ========
         45         59         29          4          6         17         23          60
         (7)        (7)        (4)        --         (2)        (1)        (6)         (3)
         (1)        (7)        --         (9)        --         (8)        --         (18)
         (1)        (2)        (3)        (2)        --         --          2          (5)
         (3)         8          1         (1)         3          9         (1)        (20)
    --------   --------   --------   --------   --------   --------   --------   --------
         33         51         23         (8)         7         17         18          14
         73         22          9         17         34         17         69          55
    --------   --------   --------   --------   --------   --------   --------   --------
        106         73         32          9         41         34         87          69
    ========   ========   ========   ========   ========   ========   ========   ========
        281        252         49         29         44         66        146         342
        (65)        (8)       (11)        (2)       (24)        (5)       (75)        (22)
        (11)        (9)        --         (1)        (2)        --         (4)         --
      1,618        765        279        120        405        336        648         906
       (146)        30         20         --        (95)        23       (158)        (83)
    --------   --------   --------   --------   --------   --------   --------   --------
      1,677      1,030        337        146        328        420        557       1,143
      1,037          7        170         24        434         14      1,350         207
    --------   --------   --------   --------   --------   --------   --------   --------
      2,714      1,037        507        170        762        434      1,907       1,350
    ========   ========   ========   ========   ========   ========   ========   ========

--------------------------------------------------------------------------------



                                                         MAINSTAY VP
                                                         LORD ABBETT          ALGER AMERICAN
                                                      DEVELOPING GROWTH    SMALL CAPITALIZATION
                                                     -------------------   ---------------------
                                                       2002     2001(a)      2002        2001
                                                     -------------------------------------------
SERIES I POLICIES
Units issued on payments received from
  policyowners.....................................      129        132         325         674
Units redeemed on surrenders.......................     (124)      (110)       (463)       (467)
Units redeemed on annuity and death benefits.......      (16)       (15)        (58)        (42)
Units issued (redeemed) on net transfers from (to)
  Fixed Account....................................       38        105         176         789
Units issued (redeemed) on transfers between
  Investment Divisions.............................      (93)      (294)       (652)       (747)
                                                     --------   --------   --------    --------
  Net increase (decrease)..........................      (66)      (182)       (672)        207
Units outstanding, beginning of year...............    2,959      3,141       7,864       7,657
                                                     --------   --------   --------    --------
Units outstanding, end of year.....................    2,893      2,959       7,192       7,864
                                                     ========   ========   ========    ========
SERIES II POLICIES
Units issued on payments received from
  policyowners.....................................       15          6          16         112
Units redeemed on surrenders.......................       --         --          (3)       (473)
Units redeemed on annuity and death benefits.......       --         (9)         --          (9)
Units issued (redeemed) on net transfers from (to)
  Fixed Account....................................       (1)        --          (1)         (2)
Units issued (redeemed) on transfers between
  Investment Divisions.............................       (1)        --          (2)        390
                                                     --------   --------   --------    --------
  Net increase (decrease)..........................       13         (3)         10          18
Units outstanding, beginning of year...............        6          9          87          69
                                                     --------   --------   --------    --------
Units outstanding, end of year.....................       19          6          97          87
                                                     ========   ========   ========    ========
SERIES III POLICIES
Units issued on payments received from
  policyowners.....................................       41         30          58         189
Units redeemed on surrenders.......................       (5)        (1)        (32)         (9)
Units redeemed on annuity and death benefits.......       --         --         (18)         (1)
Units issued (redeemed) on net transfers from (to)
  Fixed Account....................................      117         51         429         641
Units issued (redeemed) on transfers between
  Investment Divisions.............................       12         24         (74)        (26)
                                                     --------   --------   --------    --------
  Net increase (decrease)..........................      165        104         363         794
Units outstanding, beginning of year...............      108          4         936         142
                                                     --------   --------   --------    --------
Units outstanding, end of year.....................      273        108       1,299         936
                                                     ========   ========   ========    ========

Not all investment divisions are available under all policies.
(a) For AmSouth Premium Plus Variable Annuity policies, represents the period January 18, 2001 (Commencement of Operations) through December 31, 2001.
(b) For the period July 2, 2001 (Commencement of Operations) through December 31, 2001.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------



          AMSOUTH               AMSOUTH
         ENHANCED            INTERNATIONAL            AMSOUTH               AMSOUTH
          MARKET                EQUITY               LARGE CAP              MID CAP
    -------------------   -------------------   -------------------   -------------------
      2002     2001(a)      2002     2001(a)      2002     2001(a)      2002     2001(a)
    -------------------------------------------------------------------------------------
          --        --          --        --          --        --          --         --
          --        --          --        --          --        --          --         --
          --        --          --        --          --        --          --         --
          --        --          --        --          --        --          --         --
          --        --          --        --          --        --          --         --
    --------   --------   --------   --------   --------   --------   --------   --------
          --        --          --        --          --        --          --         --
          --        --          --        --          --        --          --         --
    --------   --------   --------   --------   --------   --------   --------   --------
          --        --          --        --          --        --          --         --
    ========   ========   ========   ========   ========   ========   ========   ========
          --        --          --        --          --        --          --         --
          --        --          --        --          --        --          --         --
          --        --          --        --          --        --          --         --
          --        --          --        --          --        --          --         --
          --        --          --        --          --        --          --         --
    --------   --------   --------   --------   --------   --------   --------   --------
          --        --          --        --          --        --          --         --
          --        --          --        --          --        --          --         --
    --------   --------   --------   --------   --------   --------   --------   --------
          --        --          --        --          --        --          --         --
    ========   ========   ========   ========   ========   ========   ========   ========
          75        41          20         4          85        42          54         26
         (20)       (2)         --        --         (31)       (2)         (6)        --
         (12)       --          --        --          --        --          --         --
          76        85          --        10         134       182          30         44
          (7)        3         (13)       --         (19)       (6)         (2)        --
    --------   --------   --------   --------   --------   --------   --------   --------
         112       127           7        14         169       216          76         70
         127        --          14        --         216        --          70         --
    --------   --------   --------   --------   --------   --------   --------   --------
         239       127          21        14         385       216         146         70
    ========   ========   ========   ========   ========   ========   ========   ========

--------------------------------------------------------------------------------



                                                           CALVERT             DREYFUS IP
                                                           SOCIAL           TECHNOLOGY GROWTH
                                                          BALANCED          (INITIAL SHARES)
                                                     -------------------   -------------------
                                                       2002       2001       2002     2001(b)
                                                     -----------------------------------------
SERIES I POLICIES
Units issued on payments received from
  policyowners.....................................       106       140         162         78
Units redeemed on surrenders.......................      (122)      (96)        (52)        (3)
Units redeemed on annuity and death benefits.......       (20)       (7)         (3)        (1)
Units issued (redeemed) on net transfers from (to)
  Fixed Account....................................       106       228         186         24
Units issued (redeemed) on transfers between
  Investment Divisions.............................      (111)      (81)        197        227
                                                     --------   --------   --------   --------
  Net increase (decrease)..........................       (41)      184         490        325
Units outstanding, beginning of year...............     1,668     1,484         325         --
                                                     --------   --------   --------   --------
Units outstanding, end of year.....................     1,627     1,668         815        325
                                                     ========   ========   ========   ========
SERIES II POLICIES
Units issued on payments received from
  policyowners.....................................         3         4           5          1
Units redeemed on surrenders.......................        (1)       (2)         (1)        --
Units redeemed on annuity and death benefits.......        --        (1)         --         --
Units issued (redeemed) on net transfers from (to)
  Fixed Account....................................        --        --          --         --
Units issued (redeemed) on transfers between
  Investment Divisions.............................         2        (1)         16          1
                                                     --------   --------   --------   --------
  Net increase (decrease)..........................         4        --          20          2
Units outstanding, beginning of year...............        11        11           2         --
                                                     --------   --------   --------   --------
Units outstanding, end of year.....................        15        11          22          2
                                                     ========   ========   ========   ========
SERIES III POLICIES
Units issued on payments received from
  policyowners.....................................        60        91          47         16
Units redeemed on surrenders.......................       (13)       (4)         (6)        --
Units redeemed on annuity and death benefits.......       (15)       --          (8)        --
Units issued (redeemed) on net transfers from (to)
  Fixed Account....................................       263       133         199         39
Units issued (redeemed) on transfers between
  Investment Divisions.............................        (6)       (4)         54          3
                                                     --------   --------   --------   --------
  Net increase (decrease)..........................       289       216         286         58
Units outstanding, beginning of year...............       235        19          58         --
                                                     --------   --------   --------   --------
Units outstanding, end of year.....................       524       235         344         58
                                                     ========   ========   ========   ========

Not all investment divisions are available under all policies.
(a) For AmSouth Premium Plus Variable Annuity policies, represents the period January 18, 2001 (Commencement of Operations) through December 31, 2001.
(b) For the period July 2, 2001 (Commencement of Operations) through December 31, 2001.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------


         FIDELITY              FIDELITY                                   JANUS ASPEN
            VIP                   VIP               JANUS ASPEN             SERIES
       CONTRAFUND(R)         EQUITY-INCOME            SERIES               WORLDWIDE
      (INITIAL CLASS)       (INITIAL CLASS)          BALANCED               GROWTH
    -------------------   -------------------   -------------------   -------------------
      2002       2001       2002       2001       2002     2001(a)      2002       2001
    -------------------------------------------------------------------------------------
         679      1,057        571      1,098      1,537     2,693         795      1,690
      (1,087)      (908)      (826)      (619)    (2,316)   (1,877)     (1,417)    (1,306)
        (163)      (125)      (146)      (123)      (323)     (314)       (176)      (153)
         455      1,246        789      1,112      1,168     2,976         293      1,916
        (686)    (1,093)      (341)       271     (1,556)   (1,041)     (2,199)    (2,256)
    --------   --------   --------   --------   --------   --------   --------   --------
        (802)       177         47      1,739     (1,490)    2,437      (2,704)      (109)
      17,160     16,983     11,501      9,762     32,862    30,425      23,563     23,672
    --------   --------   --------   --------   --------   --------   --------   --------
      16,358     17,160     11,548     11,501     31,372    32,862      20,859     23,563
    ========   ========   ========   ========   ========   ========   ========   ========
          32         69         23         25         80       160          45         81
          (5)        (8)        (7)        (3)       (44)      (29)         (8)       (89)
          --         --         (2)        (8)        (1)       (4)         --         (1)
          --         (1)         7         (1)       (14)       (5)          5          2
          (2)        (3)         3         13         (2)      (18)         (2)        39
    --------   --------   --------   --------   --------   --------   --------   --------
          25         57         24         26         19       104          40         32
         103         46         53         27        264       160         159        127
    --------   --------   --------   --------   --------   --------   --------   --------
         128        103         77         53        283       264         199        159
    ========   ========   ========   ========   ========   ========   ========   ========
         274        277        300        264        657       654         279        443
         (85)       (21)      (108)       (17)      (209)      (56)       (115)       (38)
         (10)        (1)       (28)        (6)       (30)      (12)        (20)       (10)
       1,380        737      1,333        946      3,488     2,037       1,111      1,103
         (29)       (42)      (182)        24       (206)      (42)       (179)      (101)
    --------   --------   --------   --------   --------   --------   --------   --------
       1,530        950      1,315      1,211      3,700     2,581       1,076      1,397
       1,097        147      1,237         26      2,875       294       1,730        333
    --------   --------   --------   --------   --------   --------   --------   --------
       2,627      1,097      2,552      1,237      6,575     2,875       2,806      1,730
    ========   ========   ========   ========   ========   ========   ========   ========

--------------------------------------------------------------------------------



                                                      MFS(R) INVESTORS       MFS(R) RESEARCH      MFS(R) UTILITIES
                                                        TRUST SERIES             SERIES                SERIES
                                                     -------------------   -------------------   -------------------
                                                       2002       2001       2002     2001(a)      2002     2001(b)
                                                     ------------------------------------------------------------
SERIES I POLICIES
Units issued on payments received from
  policyowners.....................................       198       318        137        458          7           2
Units redeemed on surrenders.......................      (262)     (168)      (259)      (235)        (3)         --
Units redeemed on annuity and death benefits.......       (70)      (33)       (56)       (39)        --          --
Units issued (redeemed) on net transfers from (to)
  Fixed Account....................................       284       537        104        984         31           2
Units issued (redeemed) on transfers between
  Investment Divisions.............................      (315)      (46)      (676)      (365)        (5)         11
                                                     --------   --------   --------   --------   --------   --------
  Net increase (decrease)..........................      (165)      608       (750)       803         30          15
Units outstanding, beginning of year...............     3,303     2,695      4,857      4,054         15          --
                                                     --------   --------   --------   --------   --------   --------
Units outstanding, end of year.....................     3,138     3,303      4,107      4,857         45          15
                                                     ========   ========   ========   ========   ========   ========
SERIES II POLICIES
Units issued on payments received from
  policyowners.....................................        18        10          6         19          1          --
Units redeemed on surrenders.......................        --        (2)        (3)        (7)        --          --
Units redeemed on annuity and death benefits.......        (1)       --         --        (10)        --          --
Units issued (redeemed) on net transfers from (to)
  Fixed Account....................................        (4)       --         (3)       (16)        --          --
Units issued (redeemed) on transfers between
  Investment Divisions.............................        (1)       10         (2)         3         --          --
                                                     --------   --------   --------   --------   --------   --------
  Net increase (decrease)..........................        12        18         (2)       (11)         1          --
Units outstanding, beginning of year...............        29        11         55         66         --          --
                                                     --------   --------   --------   --------   --------   --------
Units outstanding, end of year.....................        41        29         53         55          1          --
                                                     ========   ========   ========   ========   ========   ========
SERIES III POLICIES
Units issued on payments received from
  policyowners.....................................        43        87         18        136         20          10
Units redeemed on surrenders.......................       (21)      (10)       (40)       (11)       (18)         --
Units redeemed on annuity and death benefits.......        --        --         (5)        --         --          --
Units issued (redeemed) on net transfers from (to)
  Fixed Account....................................       264       422        309        486         47          18
Units issued (redeemed) on transfers between
  Investment Divisions.............................      (110)       (9)      (183)        11        (18)          3
                                                     --------   --------   --------   --------   --------   --------
  Net increase (decrease)..........................       176       490         99        622         31          31
Units outstanding, beginning of year...............       522        32        801        179         31          --
                                                     --------   --------   --------   --------   --------   --------
Units outstanding, end of year.....................       698       522        900        801         62          31
                                                     ========   ========   ========   ========   ========   ========

Not all investment divisions are available under all policies.
(a) For AmSouth Premium Plus Variable Annuity policies, represents the period January 18, 2001 (Commencement of Operations) through December 31, 2001.
(b) For the period July 2, 2001 (Commencement of Operations) through December 31, 2001.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------


                                                                          VAN KAMPEN
     NEUBERGER BERMAN                                 VAN ECK                 UIF
        AMT MID-CAP          T. ROWE PRICE           WORLDWIDE             EMERGING
          GROWTH             EQUITY INCOME          HARD ASSETS         MARKETS EQUITY
    -------------------   -------------------   -------------------   -------------------
      2002     2001(b)      2002       2001       2002       2001       2002     2001(a)
    -------------------------------------------------------------------------------------
         37         11        767      1,056          67        39         189        218
        (11)        (1)      (602)      (311)        (54)      (22)       (208)      (217)
         (1)        --       (120)       (43)        (19)      (16)        (25)       (20)
         98          8      1,370      1,026           9        37          (3)       254
         78         30        243      1,991         333      (129)         88       (421)
    --------   --------   --------   --------   --------   --------   --------   --------
        201         48      1,658      3,719         336       (91)         41       (186)
         48         --      7,398      3,679         378       469       3,172      3,358
    --------   --------   --------   --------   --------   --------   --------   --------
        249         48      9,056      7,398         714       378       3,213      3,172
    ========   ========   ========   ========   ========   ========   ========   ========
          2         --         46         66           2        10          11         12
         --         --        (19)        (4)         (1)       --        (365)        (1)
         --         --         (2)        --          --        --          --         --
         --         --          1         (1)          1        --         (11)        --
          2         --          3          7           1        (9)       (633)     1,002
    --------   --------   --------   --------   --------   --------   --------   --------
          4         --         29         68           3         1        (998)     1,013
         --         --         81         13           3         2       1,019          6
    --------   --------   --------   --------   --------   --------   --------   --------
          4         --        110         81           6         3          21      1,019
    ========   ========   ========   ========   ========   ========   ========   ========
         13          4        325        189          14        14          43         33
         (5)        --        (85)        (8)         (5)       (1)        (23)        (1)
         (1)        --        (17)        (7)         --        --          --         --
        123         13      1,372        640         176        15         217         60
         23          1        (78)        72          39        (8)         82        (10)
    --------   --------   --------   --------   --------   --------   --------   --------
        153         18      1,517        886         224        20         319         82
         18         --        895          9          25         5          89          7
    --------   --------   --------   --------   --------   --------   --------   --------
        171         18      2,412        895         249        25         408         89
    ========   ========   ========   ========   ========   ========   ========   ========

--------------------------------------------------------------------------------



                                                                             MAINSTAY VP        MAINSTAY VP
                                                          MAINSTAY VP          CAPITAL              CASH
                                                              BOND           APPRECIATION        MANAGEMENT
                                                        ----------------   ----------------   ----------------
                                                            2002(a)            2002(a)            2002(a)
                                                        ------------------------------------------------------
SERIES IV POLICIES
Units issued on payments received from policyowners...           285                262              5,486
Units redeemed on surrenders..........................            (3)                (1)               (40)
Units redeemed on annuity and death benefits..........            (2)                --                 --
Units issued (redeemed) on net transfers from (to)
  Fixed Account.......................................           237                135              1,787
Units issued (redeemed) on transfers between
  Investment Divisions................................            54                 --             (2,284)
                                                            --------           --------           --------
  Net increase (decrease).............................           571                396              4,949
Units outstanding, beginning of year..................            --                 --                 --
                                                            --------           --------           --------
Units outstanding, end of year........................           571                396              4,949
                                                            ========           ========           ========
SERIES V POLICIES
Units issued on payments received from policyowners...             5                 --                200
Units redeemed on surrenders..........................            --                 --                 --
Units redeemed on annuity and death benefits..........            --                 --                 --
Units issued (redeemed) on net transfers from (to)
  Fixed Account.......................................             8                  1                 --
Units issued (redeemed) on transfers between
  Investment Divisions................................            --                 --                (30)
                                                            --------           --------           --------
  Net increase (decrease).............................            13                  1                170
Units outstanding, beginning of year..................            --                 --                 --
                                                            --------           --------           --------
Units outstanding, end of year........................            13                  1                170
                                                            ========           ========           ========

Not all investment divisions are available under all policies.
(a) For Series IV and V policies, represents the period May 10, 2002 (Commencement of Operations) through December 31, 2002.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------



                         MAINSTAY VP                                              MAINSTAY VP
      MAINSTAY VP           EQUITY          MAINSTAY VP        MAINSTAY VP         HIGH YIELD        MAINSTAY VP
      CONVERTIBLE           INCOME           GOVERNMENT       GROWTH EQUITY      CORPORATE BOND     INDEXED EQUITY
    ----------------   ----------------   ----------------   ----------------   ----------------   ----------------
        2002(a)            2002(a)            2002(a)            2002(a)            2002(a)            2002(a)
    ---------------------------------------------------------------------------------------------------------------
             223                216                536                211                430                416
              (2)                (4)                (4)                (2)                (7)                (5)
              --                 (2)                --                 --                 (2)                --
             169                220                270                155                313                238
               6                 (8)                63                  3                 42                 11
        --------           --------           --------           --------           --------           --------
             396                422                865                367                776                660
              --                 --                 --                 --                 --                 --
        --------           --------           --------           --------           --------           --------
             396                422                865                367                776                660
        ========           ========           ========           ========           ========           ========
              --                  8                  8                 --                  1                  5
              --                 --                 --                 --                 --                 --
              --                 --                 --                 --                 --                 --
               1                  6                  8                  2                  4                  2
              --                 --                 --                 --                  1                  1
        --------           --------           --------           --------           --------           --------
               1                 14                 16                  2                  6                  8
              --                 --                 --                 --                 --                 --
        --------           --------           --------           --------           --------           --------
               1                 14                 16                  2                  6                  8
        ========           ========           ========           ========           ========           ========

--------------------------------------------------------------------------------



                                                          MAINSTAY VP        MAINSTAY VP        MAINSTAY VP
                                                         INTERNATIONAL         MID CAP            MID CAP
                                                             EQUITY              CORE              GROWTH
                                                        ----------------   ----------------   ----------------
                                                            2002(a)            2002(a)            2002(a)
                                                        ------------------------------------------------------
SERIES IV POLICIES
Units issued on payments received from policyowners...            49                 91                117
Units redeemed on surrenders..........................            --                 (1)                (1)
Units redeemed on annuity and death benefits..........            --                 --                 --
Units issued (redeemed) on net transfers from (to)
  Fixed Account.......................................            31                 71                 81
Units issued (redeemed) on transfers between
  Investment Divisions................................            --                 (9)                 2
                                                            --------           --------           --------
  Net increase (decrease).............................            80                152                199
Units outstanding, beginning of year..................            --                 --                 --
                                                            --------           --------           --------
Units outstanding, end of year........................            80                152                199
                                                            ========           ========           ========
SERIES V POLICIES
Units issued on payments received from policyowners...             1                  1                 --
Units redeemed on surrenders..........................            --                 --                 --
Units redeemed on annuity and death benefits..........            --                 --                 --
Units issued (redeemed) on net transfers from (to)
  Fixed Account.......................................            --                 --                  2
Units issued (redeemed) on transfers between
  Investment Divisions................................            --                 --                 --
                                                            --------           --------           --------
  Net increase (decrease).............................             1                  1                  2
Units outstanding, beginning of year..................            --                 --                 --
                                                            --------           --------           --------
Units outstanding, end of year........................             1                  1                  2
                                                            ========           ========           ========

Not all investment divisions are available under all policies.
(a) For Series IV and V policies, represents the period May 10, 2002 (Commencement of Operations) through December 31, 2002.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------


                                                               MAINSTAY VP                           MAINSTAY VP
      MAINSTAY VP                                            AMERICAN CENTURY     MAINSTAY VP        EAGLE ASSET
       SMALL CAP         MAINSTAY VP        MAINSTAY VP          INCOME &        DREYFUS LARGE        MANAGEMENT
         GROWTH          TOTAL RETURN          VALUE              GROWTH         COMPANY VALUE      GROWTH EQUITY
    ----------------   ----------------   ----------------   ----------------   ----------------   ----------------
        2002(a)            2002(a)            2002(a)            2002(a)            2002(a)            2002(a)
    ---------------------------------------------------------------------------------------------------------------
             117                168                294                 43                 59                 71
              (2)                (1)                (4)                --                 (1)                (1)
              --                 --                 --                 --                 --                 --
             122                 67                197                 22                 36                 64
               6                  2                 18                 --                  7                  7
        --------           --------           --------           --------           --------           --------
             243                236                505                 65                101                141
              --                 --                 --                 --                 --                 --
        --------           --------           --------           --------           --------           --------
             243                236                505                 65                101                141
        ========           ========           ========           ========           ========           ========
              --                 --                  3                 --                 --                 --
              --                 --                 --                 --                 --                 --
              --                 --                 --                 --                 --                 --
               2                  1                  3                 --                 --                 --
              --                 --                 --                 --                 --                 --
        --------           --------           --------           --------           --------           --------
               2                  1                  6                 --                 --                 --
              --                 --                 --                 --                 --                 --
        --------           --------           --------           --------           --------           --------
               2                  1                  6                 --                 --                 --
        ========           ========           ========           ========           ========           ========

--------------------------------------------------------------------------------


                                                          MAINSTAY VP
                                                          LORD ABBETT       ALGER AMERICAN        AMSOUTH
                                                           DEVELOPING           SMALL             ENHANCED
                                                             GROWTH         CAPITALIZATION         MARKET
                                                        ----------------   ----------------   ----------------
                                                            2002(a)            2002(a)            2002(a)
                                                        ------------------------------------------------------
SERIES IV POLICIES
Units issued on payments received from policyowners...            30                 21                 --
Units redeemed on surrenders..........................            --                 --                 --
Units redeemed on annuity and death benefits..........            --                 --                 --
Units issued (redeemed) on net transfers from (to)
  Fixed Account.......................................            11                 21                 --
Units issued (redeemed) on transfers between
  Investment Divisions................................             1                  4                 --
                                                            --------           --------           --------
  Net increase (decrease).............................            42                 46                 --
Units outstanding, beginning of year..................            --                 --                 --
                                                            --------           --------           --------
Units outstanding, end of year........................            42                 46                 --
                                                            ========           ========           ========
SERIES V POLICIES
Units issued on payments received from policyowners...            --                 --                 --
Units redeemed on surrenders..........................            --                 --                 --
Units redeemed on annuity and death benefits..........            --                 --                 --
Units issued (redeemed) on net transfers from (to)
  Fixed Account.......................................            --                 --                 --
Units issued (redeemed) on transfers between
  Investment Divisions................................            --                 --                 --
                                                            --------           --------           --------
  Net increase (decrease).............................            --                 --                 --
Units outstanding, beginning of year..................            --                 --                 --
                                                            --------           --------           --------
Units outstanding, end of year........................            --                 --                 --
                                                            ========           ========           ========

Not all investment divisions are available under all policies.
(a) For Series IV and V policies, represents the period May 10, 2002 (Commencement of Operations) through December 31, 2002.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------


                                                                                   DREYFUS IP          FIDELITY
        AMSOUTH                                                  CALVERT           TECHNOLOGY            VIP
     INTERNATIONAL         AMSOUTH            AMSOUTH             SOCIAL             GROWTH         CONTRAFUND(R)
         EQUITY           LARGE CAP           MID CAP            BALANCED       (INITIAL SHARES)   (INITIAL CLASS)
    ----------------   ----------------   ----------------   ----------------   ----------------   ----------------
        2002(a)            2002(a)            2002(a)            2002(a)            2002(a)            2002(a)
    ---------------------------------------------------------------------------------------------------------------
              --                 --                 --                 23                 26                222
              --                 --                 --                 --                 --                 (3)
              --                 --                 --                 --                 --                 --
              --                 --                 --                 15                 20                199
              --                 --                 --                 --                  5                  7
        --------           --------           --------           --------           --------           --------
              --                 --                 --                 38                 51                425
              --                 --                 --                 --                 --                 --
        --------           --------           --------           --------           --------           --------
              --                 --                 --                 38                 51                425
        ========           ========           ========           ========           ========           ========
              --                 --                 --                 --                 --                  2
              --                 --                 --                 --                 --                 --
              --                 --                 --                 --                 --                 --
              --                 --                 --                  1                 --                  3
              --                 --                 --                 --                 --                 --
        --------           --------           --------           --------           --------           --------
              --                 --                 --                  1                 --                  5
              --                 --                 --                 --                 --                 --
        --------           --------           --------           --------           --------           --------
              --                 --                 --                  1                 --                  5
        ========           ========           ========           ========           ========           ========

--------------------------------------------------------------------------------


                                                            FIDELITY                            JANUS ASPEN
                                                              VIP            JANUS ASPEN           SERIES
                                                         EQUITY-INCOME          SERIES           WORLDWIDE
                                                        (INITIAL CLASS)        BALANCED            GROWTH
                                                        ----------------   ----------------   ----------------
                                                            2002(a)            2002(a)            2002(a)
                                                        ------------------------------------------------------
SERIES IV POLICIES
Units issued on payments received from policyowners...           177                489                149
Units redeemed on surrenders..........................            (3)                (5)                (1)
Units redeemed on annuity and death benefits..........            --                 (3)                --
Units issued (redeemed) on net transfers from (to)
  Fixed Account.......................................            97                397                114
Units issued (redeemed) on transfers between
  Investment Divisions................................            (1)                 6                  5
                                                            --------           --------           --------
  Net increase (decrease).............................           270                884                267
Units outstanding, beginning of year..................            --                 --                 --
                                                            --------           --------           --------
Units outstanding, end of year........................           270                884                267
                                                            ========           ========           ========
SERIES V POLICIES
Units issued on payments received from policyowners...             5                  5                 --
Units redeemed on surrenders..........................            --                 --                 --
Units redeemed on annuity and death benefits..........            --                 --                 --
Units issued (redeemed) on net transfers from (to)
  Fixed Account.......................................             4                  4                 --
Units issued (redeemed) on transfers between
  Investment Divisions................................            --                 --                 --
                                                            --------           --------           --------
  Net increase (decrease).............................             9                  9                 --
Units outstanding, beginning of year..................            --                 --                 --
                                                            --------           --------           --------
Units outstanding, end of year........................             9                  9                 --
                                                            ========           ========           ========

Not all investment divisions are available under all policies.
(a) For Series IV and V policies, represents the period May 10, 2002 (Commencement of Operations) through December 31, 2002.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------


                                                                                                VAN KAMPEN
       MFS(R)                                     NEUBERGER                                        UIF
     INVESTORS        MFS(R)         MFS(R)         BERMAN                        VAN ECK        EMERGING
       TRUST         RESEARCH      UTILITIES     AMT MID-CAP    T. ROWE PRICE    WORLDWIDE       MARKETS
       SERIES         SERIES         SERIES         GROWTH      EQUITY INCOME   HARD ASSETS       EQUITY
    ------------   ------------   ------------   ------------   -------------   ------------   ------------
      2002(a)        2002(a)        2002(a)        2002(a)         2002(a)        2002(a)        2002(a)
    -------------------------------------------------------------------------------------------------------
            40             25              3              7            191              30             24
            --             --             --             --             (2)             --             (1)
            --             --             --             --             --              --             --
            17             18              1              9            220              20             24
            --              2             --             --             11             (11)            11
      --------       --------       --------       --------       --------        --------       --------
            57             45              4             16            420              39             58
            --             --             --             --             --              --             --
      --------       --------       --------       --------       --------        --------       --------
            57             45              4             16            420              39             58
      ========       ========       ========       ========       ========        ========       ========
            --             --             --             --              8              --             --
            --             --             --             --             --              --             --
            --             --             --             --             --              --             --
            --             --             --             --              6              --             --
            --             --             --             --             --              --             --
      --------       --------       --------       --------       --------        --------       --------
            --             --             --             --             14              --             --
            --             --             --             --             --              --             --
      --------       --------       --------       --------       --------        --------       --------
            --             --             --             --             14              --             --
      ========       ========       ========       ========       ========        ========       ========

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's):
--------------------------------------------------------------------------------

The following table presents financial highlights for each Investment Division as of December 31, 2002, 2001, 2000, 1999 and 1998:


                                                                           MAINSTAY VP
                                                                               BOND
                                                       ----------------------------------------------------
                                                         2002       2001       2000       1999       1998
                                                       ----------------------------------------------------
SERIES I POLICIES (a)
Net Assets.........................................    $216,196   $158,984   $ 85,728   $ 82,561   $ 61,788
Units Outstanding..................................      14,282     11,339      6,588      6,871      4,993
Unit Value.........................................    $  15.14   $  14.02   $  13.01   $  12.02   $  12.37
Total Return.......................................        8.0%       7.8%       8.3%      (2.9%)      7.6%
Ratio of Net Investment Income to Average Net
  Assets...........................................        3.7%       5.0%

SERIES II POLICIES (b)
Net Assets.........................................    $  2,094   $  1,100   $    167   $     --   $     --
Units Outstanding..................................         170         96         16         --         --
Unit Value.........................................    $  12.32   $  11.43   $  10.62   $     --   $     --
Total Return.......................................        7.8%       7.6%       6.2%         --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................        4.0%       4.6%

SERIES III POLICIES (c)
Net Assets.........................................    $ 42,745   $  7,920   $    188   $     --   $     --
Units Outstanding..................................       3,538        706         18         --         --
Unit Value.........................................    $  12.08   $  11.21   $  10.43   $     --   $     --
Total Return.......................................        7.7%       7.5%       4.3%         --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................        6.9%      11.7%

SERIES IV POLICIES (d)
Net Assets.........................................    $  6,150   $     --   $     --   $     --   $     --
Units Outstanding..................................         571         --         --         --         --
Unit Value.........................................    $  10.77   $     --   $     --   $     --   $     --
Total Return.......................................        7.7%         --         --         --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................       17.4%         --

SERIES V POLICIES (e)
Net Assets.........................................    $    137   $     --   $     --   $     --   $     --
Units Outstanding..................................          13         --         --         --         --
Unit Value.........................................    $  10.52   $     --   $     --   $     --   $     --
Total Return.......................................        5.2%         --         --         --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................       21.7%         --

Not all investment divisions are available under all policies.

Annualized percentages are shown for Ratio of Net Investment Income to Average Net Assets for all investment divisions in all periods.

(a) Expenses as a percent of average net assets are 1.40%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(b) Expenses as a percent of average net assets are 1.55%, excluding expenses of the underlying funds, policy service charges and charges for transferring funds between investment divisions.
(c) Expenses as a percent of average net assets are 1.60%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(d) Expenses as a percent of average net assets are 1.45%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(e) Expenses as a percent of average net assets are 1.85%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------


                        MAINSTAY VP                                            MAINSTAY VP
                    CAPITAL APPRECIATION                                     CASH MANAGEMENT
    ----------------------------------------------------   ----------------------------------------------------
      2002       2001       2000       1999       1998       2002       2001       2000       1999       1998
    -----------------------------------------------------------------------------------------------------------
    $330,249   $553,783   $748,887   $657,329   $367,978   $263,444   $260,067   $164,643   $294,243   $121,079
      25,441     29,099     29,793     23,024     15,940    208,084    205,310    133,091    248,786    105,842
    $  12.98   $  19.03   $  25.14   $  28.55   $  23.09   $   1.27   $   1.27   $   1.24   $   1.18   $   1.14
      (31.8%)    (24.3%)    (12.0%)     23.7%      36.2%      (0.1%)      2.4%       4.6%       3.4%       3.7%
       (1.3%)     (1.3%)                                      (0.1%)      2.2%

    $    847   $  1,333   $  1,171   $     --   $     --   $ 27,216   $ 16,214   $  4,180   $     --   $     --
         174        186        123         --         --     25,991     15,454      4,074         --         --
    $   4.88   $   7.17   $   9.48   $     --   $     --   $   1.05   $   1.05   $   1.03   $     --   $     --
      (31.9%)    (24.4%)     (5.2%)        --         --      (0.2%)      2.3%       2.6%         --         --
       (1.5%)     (1.5%)                                      (0.2%)      1.9%

    $ 13,383   $ 11,161   $  1,817   $     --   $     --   $ 68,335   $ 31,624   $  2,635   $     --   $     --
       3,001      1,704        210         --         --     65,803     30,376      2,586         --         --
    $   4.46   $   6.55   $   8.67   $     --   $     --   $   1.04   $   1.04   $   1.02   $     --   $     --
      (31.9%)    (24.5%)    (13.3%)        --         --      (0.3%)      2.1%       1.9%         --         --
       (1.5%)     (1.4%)                                      (0.3%)      1.4%

    $  2,958   $     --   $     --   $     --   $     --   $  4,942   $     --   $     --   $     --   $     --
         396         --         --         --         --      4,949         --         --         --         --
    $   7.46   $     --   $     --   $     --   $     --   $   1.00   $     --   $     --   $     --   $     --
      (25.4%)        --         --         --         --      (0.1%)        --         --         --         --
       (1.0%)        --                                       (0.4%)        --

    $     14   $     --   $     --   $     --   $     --   $    170   $     --   $     --   $     --   $     --
           1         --         --         --         --        170         --         --         --         --
    $   9.20   $     --   $     --   $     --   $     --   $   1.00   $     --   $     --   $     --   $     --
       (8.0%)        --         --         --         --      (0.3%)        --         --         --         --
       (0.8%)        --                                       (0.8%)        --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------


                                                                           MAINSTAY VP
                                                                           CONVERTIBLE
                                                       ----------------------------------------------------
                                                         2002       2001       2000       1999       1998
                                                       ----------------------------------------------------
SERIES I POLICIES (a)
Net Assets.........................................    $132,023   $144,131   $125,337   $ 65,034   $ 38,111
Units Outstanding..................................       9,467      9,385      7,873      3,826      3,139
Unit Value.........................................    $  13.95   $  15.36   $  15.92   $  17.00   $  12.14
Total Return.......................................       (9.2%)     (3.5%)     (6.3%)     40.0%       3.0%
Ratio of Net Investment Income to Average Net
  Assets...........................................        1.3%       2.4%

SERIES II POLICIES (b)
Net Assets.........................................    $  1,651   $  1,733   $  1,356   $     --   $     --
Units Outstanding..................................         209        199        150         --         --
Unit Value.........................................    $   7.89   $   8.71   $   9.04   $     --   $     --
Total Return.......................................       (9.3%)     (3.7%)     (9.6%)        --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................        1.1%       2.3%

SERIES III POLICIES (c)
Net Assets.........................................    $ 20,475   $  9,385   $    703   $     --   $     --
Units Outstanding..................................       2,708      1,125         81         --         --
Unit Value.........................................    $   7.56   $   8.34   $   8.67   $     --   $     --
Total Return.......................................       (9.4%)     (3.8%)     (1.3%)        --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................        2.4%       6.0%

SERIES IV POLICIES (d)
Net Assets.........................................    $  3,675   $     --   $     --   $     --   $     --
Units Outstanding..................................         396         --         --         --         --
Unit Value.........................................    $   9.27   $     --   $     --   $     --   $     --
Total Return.......................................       (7.3%)        --         --         --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................       10.3%         --

SERIES V POLICIES (e)
Net Assets.........................................    $     13   $     --   $     --   $     --   $     --
Units Outstanding..................................           1         --         --         --         --
Unit Value.........................................    $  10.37   $     --   $     --   $     --   $     --
Total Return.......................................        3.7%         --         --         --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................       12.4%         --

Not all investment divisions are available under all policies.

Annualized percentages are shown for Ratio of Net Investment Income to Average Net Assets for all investment divisions in all periods.

(a) Expenses as a percent of average net assets are 1.40%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(b) Expenses as a percent of average net assets are 1.55%, excluding expenses of the underlying funds, policy service charges and charges for transferring funds between investment divisions.
(c) Expenses as a percent of average net assets are 1.60%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(d) Expenses as a percent of average net assets are 1.45%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(e) Expenses as a percent of average net assets are 1.85%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------


        MAINSTAY VP
          EQUITY                              MAINSTAY VP
          INCOME                               GOVERNMENT
    -------------------   ----------------------------------------------------
      2002       2001       2002       2001       2000       1999       1998
    --------------------------------------------------------------------------
    $ 44,528   $ 17,502   $230,480   $115,641   $ 59,775   $ 60,001   $ 39,674
       5,378      1,781     15,260      8,293      4,508      5,008      3,208
    $   8.28   $   9.83   $  15.10   $  13.94   $  13.26   $  11.98   $  12.37
      (15.8%)     (1.7%)      8.3%       5.1%      10.7%      (3.1%)      7.5%
       (0.1%)      0.2%       2.7%       4.0%

    $    549   $    109   $  3,456   $  1,420   $    281   $     --   $     --
          67         11        287        128         27         --         --
    $   8.23   $   9.78   $  12.04   $  11.13   $  10.60   $     --   $     --
      (15.9%)     (2.2%)      8.2%       5.0%       6.0%         --         --
        0.1%       0.9%       3.0%       3.9%

    $ 15,132   $  1,409   $ 45,740   $  8,792   $     47   $     --   $     --
       1,806        141      3,842        798          5         --         --
    $   8.38   $   9.96   $  11.91   $  11.01   $  10.49   $     --   $     --
      (15.9%)     (0.4%)      8.1%       5.0%       5.0%         --         --
        0.5%       1.6%       4.4%       9.1%

    $  3,414   $     --   $  9,291   $     --   $     --   $     --   $     --
         422         --        865         --         --         --         --
    $   8.09   $     --   $  10.74   $     --   $     --   $     --   $     --
      (19.1%)        --       7.4%         --         --         --         --
        2.4%         --      11.6%         --

    $    113   $     --   $    168   $     --   $     --   $     --   $     --
          14         --         16         --         --         --         --
    $   8.19   $     --   $  10.52   $     --   $     --   $     --   $     --
      (18.1%)        --       5.2%         --         --         --         --
        1.7%         --      13.3%         --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------


                                                                           MAINSTAY VP
                                                                          GROWTH EQUITY
                                                       ----------------------------------------------------
                                                         2002       2001       2000       1999       1998
                                                       ----------------------------------------------------
SERIES I POLICIES (a)
Net Assets.........................................    $244,017   $359,198   $419,759   $317,273   $180,165
Units Outstanding..................................      14,959     16,447     15,714     11,321      8,239
Unit Value.........................................    $  16.31   $  21.84   $  26.71   $  28.02   $  21.87
Total Return.......................................      (25.3%)    (18.2%)     (4.7%)     28.2%      24.8%
Ratio of Net Investment Income to Average Net
  Assets...........................................       (0.5%)     (0.7%)

SERIES II POLICIES (b)
Net Assets.........................................    $  1,249   $  1,763   $  1,300   $     --   $     --
Units Outstanding..................................         219        230        139         --         --
Unit Value.........................................    $   5.71   $   7.65   $   9.37   $     --   $     --
Total Return.......................................      (25.4%)    (18.4%)     (6.3%)        --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................       (0.6%)     (0.8%)

SERIES III POLICIES (c)
Net Assets.........................................    $ 21,125   $ 15,827   $  1,542   $     --   $     --
Units Outstanding..................................       3,678      2,054        163         --         --
Unit Value.........................................    $   5.74   $   7.70   $   9.44   $     --   $     --
Total Return.......................................      (25.5%)    (18.4%)     (5.6%)        --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................       (0.4%)     (0.2%)

SERIES IV POLICIES (d)
Net Assets.........................................    $  2,967   $     --   $     --   $     --   $     --
Units Outstanding..................................         367         --         --         --         --
Unit Value.........................................    $   8.08   $     --   $     --   $     --   $     --
Total Return.......................................      (19.2%)        --         --         --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................        3.1%         --

SERIES V POLICIES (e)
Net Assets.........................................    $     19   $     --   $     --   $     --   $     --
Units Outstanding..................................           2         --         --         --         --
Unit Value.........................................    $   9.16   $     --   $     --   $     --   $     --
Total Return.......................................       (8.4%)        --         --         --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................        4.2%         --

Not all investment divisions are available under all policies.

Annualized percentages are shown for Ratio of Net Investment Income to Average Net Assets for all investment divisions in all periods.

(a) Expenses as a percent of average net assets are 1.40%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(b) Expenses as a percent of average net assets are 1.55%, excluding expenses of the underlying funds, policy service charges and charges for transferring funds between investment divisions.
(c) Expenses as a percent of average net assets are 1.60%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(d) Expenses as a percent of average net assets are 1.45%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(e) Expenses as a percent of average net assets are 1.85%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------


                        MAINSTAY VP
                         HIGH YIELD                                            MAINSTAY VP
                       CORPORATE BOND                                         INDEXED EQUITY
    ----------------------------------------------------   ----------------------------------------------------
      2002       2001       2000       1999       1998       2002       2001       2000       1999       1998
    -----------------------------------------------------------------------------------------------------------
    $417,268   $426,004   $374,764   $400,993   $310,120   $447,495   $647,391   $755,167   $684,701   $407,588
      27,478     28,228     25,693     25,509     21,960     27,274     30,265     30,595     24,805     17,575
    $  15.19   $  15.09   $  14.59   $  15.72   $  14.12   $  16.41   $  21.39   $  24.68   $  27.60   $  23.19
        0.6%       3.4%      (7.2%)     11.3%       1.2%     (23.3%)    (13.3%)    (10.6%)     19.0%      26.7%
        9.0%      10.7%                                       (0.2%)     (0.4%)

    $  2,462   $  1,428   $    793   $     --   $     --   $  1,559   $  1,826   $  1,266   $     --   $     --
         255        149         85         --         --        250        224        135         --         --
    $   9.65   $   9.60   $   9.29   $     --   $     --   $   6.23   $   8.14   $   9.40   $     --   $     --
        0.5%       3.3%      (7.1%)        --         --     (23.4%)    (13.4%)     (6.0%)        --         --
       14.1%      12.6%                                       (0.2%)     (0.4%)

    $ 43,111   $ 15,118   $    498   $     --   $     --   $ 37,642   $ 16,799   $  1,988   $     --   $     --
       4,546      1,601         54         --         --      6,206      2,120        217         --         --
    $   9.48   $   9.44   $   9.15   $     --   $     --   $   6.07   $   7.92   $   9.16   $     --   $     --
        0.4%       3.2%      (8.5%)        --         --     (23.5%)    (13.5%)     (8.4%)        --         --
       15.5%      27.1%                                        0.2%       0.7%

    $  7,503   $     --   $     --   $     --   $     --   $  5,417   $     --   $     --   $     --   $     --
         776         --         --         --         --        660         --         --         --         --
    $   9.67   $     --   $     --   $     --   $     --   $   8.20   $     --   $     --   $     --   $     --
       (3.3%)        --         --         --         --     (18.0%)        --         --         --         --
       42.6%         --                                        4.6%         --

    $     66   $     --   $     --   $     --   $     --   $     76   $     --   $     --   $     --   $     --
           6         --         --         --         --          8         --         --         --         --
    $  10.27   $     --   $     --   $     --   $     --   $   9.84   $     --   $     --   $     --   $     --
        2.7%         --         --         --         --      (1.6%)        --         --         --         --
       48.5%         --                                        6.8%         --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------


                                                                           MAINSTAY VP
                                                                       INTERNATIONAL EQUITY
                                                       ----------------------------------------------------
                                                         2002       2001       2000       1999       1998
                                                       ----------------------------------------------------
SERIES I POLICIES (a)
Net Assets.........................................    $ 23,569   $ 19,878   $ 23,737   $ 22,729   $ 15,136
Units Outstanding..................................       1,933      1,537      1,556      1,204      1,012
Unit Value.........................................    $  12.19   $  12.94   $  15.26   $  18.88   $  14.95
Total Return.......................................       (5.7%)    (15.2%)    (19.2%)     26.3%      21.4%
Ratio of Net Investment Income to Average Net
  Assets...........................................        0.1%         --

SERIES II POLICIES (b)
Net Assets.........................................    $    257   $    254   $    169   $     --   $     --
Units Outstanding..................................          34         32         18         --         --
Unit Value.........................................    $   7.45   $   7.92   $   9.35   $     --   $     --
Total Return.......................................       (5.9%)    (15.3%)     (6.5%)        --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................       (1.3%)     (1.0%)

SERIES III POLICIES (c)
Net Assets.........................................    $  3,599   $  1,063   $    111   $     --   $     --
Units Outstanding..................................         481        134         12         --         --
Unit Value.........................................    $   7.48   $   7.95   $   9.40   $     --   $     --
Total Return.......................................       (5.9%)    (15.4%)     (6.0%)        --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................        0.9%       0.2%

SERIES IV POLICIES (d)
Net Assets.........................................    $    707   $     --   $     --   $     --   $     --
Units Outstanding..................................          80         --         --         --         --
Unit Value.........................................    $   8.82   $     --   $     --   $     --   $     --
Total Return.......................................      (11.8%)        --         --         --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................        4.5%         --

SERIES V POLICIES (e)
Net Assets.........................................    $     14   $     --   $     --   $     --   $     --
Units Outstanding..................................           1         --         --         --         --
Unit Value.........................................    $   9.79   $     --   $     --   $     --   $     --
Total Return.......................................       (2.1%)        --         --         --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................        4.7%         --

Not all investment divisions are available under all policies.

Annualized percentages are shown for Ratio of Net Investment Income to Average Net Assets for all investment divisions in all periods.

(a) Expenses as a percent of average net assets are 1.40%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(b) Expenses as a percent of average net assets are 1.55%, excluding expenses of the underlying funds, policy service charges and charges for transferring funds between investment divisions.
(c) Expenses as a percent of average net assets are 1.60%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(d) Expenses as a percent of average net assets are 1.45%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(e) Expenses as a percent of average net assets are 1.85%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------


        MAINSTAY VP           MAINSTAY VP           MAINSTAY VP
          MID CAP               MID CAP              SMALL CAP                            MAINSTAY VP
           CORE                 GROWTH                GROWTH                              TOTAL RETURN
    -------------------   -------------------   -------------------   ----------------------------------------------------
      2002       2001       2002       2001       2002       2001       2002       2001       2000       1999       1998
    ----------------------------------------------------------------------------------------------------------------------
    $ 15,024   $  6,859   $ 11,317   $  7,773   $ 17,889   $ 12,197   $213,473   $296,704   $338,661   $305,978   $203,518
       1,872        734      1,768        855      2,600      1,286     14,813     16,939     17,027     14,509     11,136
    $   8.03   $   9.35   $   6.40   $   9.09   $   6.88   $   9.48   $  14.41   $  17.52   $  19.89   $  21.09   $  18.28
      (14.1%)     (6.5%)    (29.6%)     (9.1%)    (27.4%)     (5.2%)    (17.7%)    (11.9%)     (5.7%)     15.4%      25.4%
       (1.0%)     (1.0%)     (1.4%)     (1.4%)     (1.4%)     (1.4%)      0.9%       1.1%

    $     69   $     --   $    142   $     55   $    267   $    268   $  1,847   $  2,444   $  2,730   $     --   $     --
           8         --         17          5         38         28        278        302        297         --         --
    $   8.67   $  10.00   $   8.19   $  11.65   $   7.07   $   9.76   $   6.64   $   8.09   $   9.20   $     --   $     --
      (13.3%)        --     (29.7%)     16.5%     (27.5%)     (2.4%)    (17.8%)    (12.1%)     (8.0%)        --         --
       (1.1%)        --      (1.6%)     (1.6%)     (1.6%)     (1.6%)      0.8%       1.5%

    $  3,510   $    241   $  3,961   $    365   $  5,362   $    786   $ 11,221   $  5,557   $    495   $     --   $     --
         420         25        606         39        782         83      1,762        717         56         --         --
    $   8.35   $   9.74   $   6.54   $   9.30   $   6.86   $   9.47   $   6.37   $   7.75   $   8.82   $     --   $     --
      (14.3%)     (2.6%)    (29.7%)     (7.0%)    (27.6%)     (5.3%)    (17.9%)    (12.1%)    (11.8%)        --         --
       (0.9%)     (0.3%)     (1.6%)     (1.6%)     (1.6%)     (1.6%)      2.0%       3.6%

    $  1,240   $     --   $  1,392   $     --   $  1,798   $     --   $  2,063   $     --   $     --   $     --   $     --
         152         --        199         --        243         --        236         --         --         --         --
    $   8.14   $     --   $   7.01   $     --   $   7.41   $     --   $   8.73   $     --   $     --   $     --   $     --
      (18.6%)        --     (29.9%)        --     (25.9%)        --     (12.7%)        --         --         --         --
       (0.4%)        --      (1.5%)        --      (1.5%)        --       9.9%         --

    $     10   $     --   $     15   $     --   $     14   $     --   $     12   $     --   $     --   $     --   $     --
           1         --          2         --          2         --          1         --         --         --         --
    $   9.70   $     --   $  10.20   $     --   $   8.31   $     --   $   9.93   $     --   $     --   $     --   $     --
       (3.0%)        --       2.0%         --     (16.9%)        --      (0.7%)        --         --         --         --
       (0.7%)        --      (1.9%)        --      (1.9%)        --      21.3%         --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------


                                                                           MAINSTAY VP
                                                                              VALUE
                                                       ----------------------------------------------------
                                                         2002       2001       2000       1999       1998
                                                       ----------------------------------------------------
SERIES I POLICIES (a)
Net Assets.........................................    $169,824   $213,977   $168,711   $165,397   $157,643
Units Outstanding..................................      11,706     11,482      8,963      9,782     10,004
Unit Value.........................................    $  14.51   $  18.64   $  18.82   $  16.91   $  15.76
Total Return.......................................      (22.2%)     (1.0%)     11.3%       7.3%      (5.5%)
Ratio of Net Investment Income to Average Net
  Assets...........................................          --       0.2%

SERIES II POLICIES (b)
Net Assets.........................................    $    903   $    802   $    239   $     --   $     --
Units Outstanding..................................         106         73         22         --         --
Unit Value.........................................    $   8.49   $  10.92   $  11.04   $     --   $     --
Total Return.......................................      (22.3%)     (1.1%)     10.4%         --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................          --       0.7%

SERIES III POLICIES (c)
Net Assets.........................................    $ 22,026   $ 10,836   $     69   $     --   $     --
Units Outstanding..................................       2,714      1,037          7         --         --
Unit Value.........................................    $   8.11   $  10.44   $  10.57   $     --   $     --
Total Return.......................................      (22.3%)     (1.2%)      5.7%         --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................        0.5%       2.3%

SERIES IV POLICIES (d)
Net Assets.........................................    $  3,870   $     --   $     --   $     --   $     --
Units Outstanding..................................         505         --         --         --         --
Unit Value.........................................    $   7.67   $     --   $     --   $     --   $     --
Total Return.......................................      (23.3%)        --         --         --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................        4.7%         --

SERIES V POLICIES (e)
Net Assets.........................................    $     50   $     --   $     --   $     --   $     --
Units Outstanding..................................           6         --         --         --         --
Unit Value.........................................    $   8.34   $     --   $     --   $     --   $     --
Total Return.......................................      (16.6%)        --         --         --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................        7.0%         --

Not all investment divisions are available under all policies.

Annualized percentages are shown for Ratio of Net Investment Income to Average Net Assets for all investment divisions in all periods.

(a) Expenses as a percent of average net assets are 1.40%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(b) Expenses as a percent of average net assets are 1.55%, excluding expenses of the underlying funds, policy service charges and charges for transferring funds between investment divisions.
(c) Expenses as a percent of average net assets are 1.60%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(d) Expenses as a percent of average net assets are 1.45%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(e) Expenses as a percent of average net assets are 1.85%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------


                        MAINSTAY VP                                            MAINSTAY VP
                      AMERICAN CENTURY                                           DREYFUS
                      INCOME & GROWTH                                      LARGE COMPANY VALUE
    ----------------------------------------------------   ----------------------------------------------------
      2002       2001       2000       1999       1998       2002       2001       2000       1999       1998
    -----------------------------------------------------------------------------------------------------------
    $ 43,336   $ 55,929   $ 60,445   $ 50,328   $ 24,568   $ 34,818   $ 44,680   $ 37,822   $ 25,701   $ 16,599
       5,461      5,593      5,454      3,997      2,263      4,314      4,211      3,356      2,397      1,629
    $   7.94   $  10.00   $  11.08   $  12.59   $  10.86   $   8.07   $  10.61   $  11.27   $  10.72   $  10.19
      (20.6%)     (9.8%)    (12.0%)     16.0%       8.6%     (23.9%)     (5.9%)      5.1%       5.2%       1.9%
       (0.3%)     (0.6%)                                      (0.8%)     (0.6%)

    $    213   $     71   $    154   $     --   $     --   $    309   $    336   $    178   $     --   $     --
          32          9         17         --         --         41         34         17         --         --
    $   6.57   $   8.29   $   9.21   $     --   $     --   $   7.49   $   9.86   $  10.49   $     --   $     --
      (20.8%)    (10.0%)     (7.9%)        --         --     (24.0%)     (6.0%)      4.9%         --         --
        0.2%      (0.7%)                                      (0.9%)     (0.7%)

    $  3,274   $  1,388   $    218   $     --   $     --   $  5,637   $  4,231   $    147   $     --   $     --
         507        170         24         --         --        762        434         14         --         --
    $   6.45   $   8.15   $   9.05   $     --   $     --   $   7.40   $   9.74   $  10.37   $     --   $     --
      (20.8%)     (9.9%)     (9.5%)        --         --     (24.1%)     (6.1%)      3.7%         --         --
        0.1%         --                                       (0.8%)      0.2%

    $    529   $     --   $     --   $     --   $     --   $    810   $     --   $     --   $     --   $     --
          65         --         --         --         --        101         --         --         --         --
    $   8.15   $     --   $     --   $     --   $     --   $   7.99   $     --   $     --   $     --   $     --
      (18.5%)        --         --         --         --     (20.1%)        --         --         --         --
        4.7%         --                                        1.0%         --

    $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --
          --         --         --         --         --         --         --         --         --         --
    $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --
          --         --         --         --         --         --         --         --         --         --
          --         --                                          --         --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------

                                                                           MAINSTAY VP
                                                                           EAGLE ASSET
                                                                            MANAGEMENT
                                                                          GROWTH EQUITY
                                                       ----------------------------------------------------
                                                         2002       2001       2000       1999       1998
                                                       ----------------------------------------------------
SERIES I POLICIES (a)
Net Assets.........................................    $ 82,525   $132,751   $157,719   $ 52,015   $ 16,434
Units Outstanding..................................       8,375      9,537      9,323      2,730      1,408
Unit Value.........................................    $   9.85   $  13.92   $  16.92   $  19.06   $  11.68
Total Return.......................................      (29.2%)    (17.7%)    (11.2%)     63.2%      16.8%
Ratio of Net Investment Income to Average Net
  Assets...........................................       (1.3%)     (1.4%)

SERIES II POLICIES (b)
Net Assets.........................................    $    479   $    537   $    528   $     --   $     --
Units Outstanding..................................          87         69         55         --         --
Unit Value.........................................    $   5.52   $   7.81   $   9.51   $     --   $     --
Total Return.......................................      (29.3%)    (17.9%)     (4.9%)        --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................       (1.5%)     (1.6%)

SERIES III POLICIES (c)
Net Assets.........................................    $  8,998   $  9,015   $  1,686   $     --   $     --
Units Outstanding..................................       1,907      1,350        207         --         --
Unit Value.........................................    $   4.72   $   6.68   $   8.13   $     --   $     --
Total Return.......................................      (29.4%)    (17.8%)    (18.7%)        --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................       (1.5%)     (1.6%)

SERIES IV POLICIES (d)
Net Assets.........................................    $  1,117   $     --   $     --   $     --   $     --
Units Outstanding..................................         141         --         --         --         --
Unit Value.........................................    $   7.90   $     --   $     --   $     --   $     --
Total Return.......................................      (21.0%)        --         --         --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................       (1.1%)        --

SERIES V POLICIES (e)
Net Assets.........................................    $     --   $     --   $     --   $     --   $     --
Units Outstanding..................................          --         --         --         --         --
Unit Value.........................................    $   9.60   $     --   $     --   $     --   $     --
Total Return.......................................       (4.0%)        --         --         --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................          --         --

Not all investment divisions are available under all policies.

Annualized percentages are shown for Ratio of Net Investment Income to Average Net Assets for all investment divisions in all periods.

(a) Expenses as a percent of average net assets are 1.40%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(b) Expenses as a percent of average net assets are 1.55%, excluding expenses of the underlying funds, policy service charges and charges for transferring funds between investment divisions.
(c) Expenses as a percent of average net assets are 1.60%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(d) Expenses as a percent of average net assets are 1.45%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(e) Expenses as a percent of average net assets are 1.85%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------

                        MAINSTAY VP                                               ALGER
                        LORD ABBETT                                              AMERICAN
                         DEVELOPING                                               SMALL
                           GROWTH                                             CAPITALIZATION
    ----------------------------------------------------   ----------------------------------------------------
      2002       2001       2000       1999       1998       2002       2001       2000       1999       1998
    -----------------------------------------------------------------------------------------------------------
    $ 17,566   $ 25,662   $ 29,808   $ 27,072   $ 14,349   $ 44,207   $ 66,445   $ 93,083   $ 51,860   $ 22,802
       2,893      2,959      3,141      2,276      1,573      7,192      7,864      7,657      3,063      1,904
    $   6.07   $   8.67   $   9.49   $  11.89   $   9.12   $   6.15   $   8.45   $  12.16   $  16.93   $  11.97
      (30.0%)     (8.6%)    (20.2%)     30.4%      (8.8%)    (27.3%)    (30.5%)    (28.2%)     41.4%      13.9%
       (1.4%)     (1.4%)                                      (1.4%)     (1.4%)

    $    109   $     52   $     85   $     --   $     --   $    417   $    514   $    588   $     --   $     --
          19          6          9         --         --         97         87         69         --         --
    $   5.83   $   8.33   $   9.13   $     --   $     --   $   4.31   $   5.94   $   8.56   $     --   $     --
      (30.1%)     (8.8%)     (8.7%)        --         --     (27.4%)    (30.6%)    (14.4%)        --         --
       (1.6%)     (1.6%)                                      (1.6%)     (1.5%)

    $  1,601   $    906   $     40   $     --   $     --   $  5,200   $  5,162   $  1,125   $     --   $     --
         273        108          4         --         --      1,299        936        142         --         --
    $   5.86   $   8.38   $   9.19   $     --   $     --   $   4.00   $   5.51   $   7.95   $     --   $     --
      (30.1%)     (8.8%)     (8.1%)        --         --     (27.4%)    (30.7%)    (20.5%)        --         --
       (1.6%)     (1.6%)                                      (1.6%)     (1.6%)

    $    321   $     --   $     --   $     --   $     --   $    376   $     --   $     --   $     --   $     --
          42         --         --         --         --         46         --         --         --         --
    $   7.72   $     --   $     --   $     --   $     --   $   8.19   $     --   $     --   $     --   $     --
      (22.8%)        --         --         --         --     (18.1%)        --         --         --         --
       (1.5%)        --                                       (1.5%)        --

    $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --
          --         --         --         --         --         --         --         --         --         --
    $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --
          --         --         --         --         --         --         --         --         --         --
          --         --                                          --         --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------


                                                                 AMSOUTH             AMSOUTH             AMSOUTH
                                                                ENHANCED          INTERNATIONAL           LARGE
                                                                 MARKET              EQUITY                CAP
                                                            -----------------   -----------------   -----------------
                                                             2002      2001      2002      2001      2002      2001
                                                            ---------------------------------------------------------
SERIES I POLICIES (a)
Net Assets..............................................    $    --   $    --   $    --   $    --   $    --   $    --
Units Outstanding.......................................         --        --        --        --        --        --
Unit Value..............................................    $    --   $    --   $    --   $    --   $    --   $    --
Total Return............................................         --        --        --        --        --        --
Ratio of Net Investment Income to Average Net Assets....         --        --        --        --        --        --

SERIES II POLICIES (b)
Net Assets..............................................    $    --   $    --   $    --   $    --   $    --   $    --
Units Outstanding.......................................         --        --        --        --        --        --
Unit Value..............................................    $    --   $    --   $    --   $    --   $    --   $    --
Total Return............................................         --        --        --        --        --        --
Ratio of Net Investment Income to Average Net Assets....         --        --        --        --        --        --

SERIES III POLICIES (c)
Net Assets..............................................    $ 1,562   $ 1,112   $   139   $   116   $ 2,526   $ 1,883
Units Outstanding.......................................        239       127        21        14       385       216
Unit Value..............................................    $  6.53   $  8.75   $  6.71   $  8.16   $  6.57   $  8.72
Total Return............................................     (25.4%)   (12.5%)   (17.7%)   (18.4%)   (24.7%)   (12.8%)
Ratio of Net Investment Income to Average Net Assets....      (1.1%)    (1.5%)    (1.3%)    (1.6%)    (1.4%)    (1.6%)

SERIES IV POLICIES (d)
Net Assets..............................................    $    --   $    --   $    --   $    --   $    --   $    --
Units Outstanding.......................................         --        --        --        --        --        --
Unit Value..............................................    $    --   $    --   $    --   $    --   $    --   $    --
Total Return............................................         --        --        --        --        --        --
Ratio of Net Investment Income to Average Net Assets....         --        --        --        --        --        --

SERIES V POLICIES (e)
Net Assets..............................................    $    --   $    --   $    --   $    --   $    --   $    --
Units Outstanding.......................................         --        --        --        --        --        --
Unit Value..............................................    $    --   $    --   $    --   $    --   $    --   $    --
Total Return............................................         --        --        --        --        --        --
Ratio of Net Investment Income to Average Net Assets....         --        --        --        --        --        --

Not all investment divisions are available under all policies.

Annualized percentages are shown for Ratio of Net Investment Income to Average Net Assets for all investment divisions in all periods.

(a) Expenses as a percent of average net assets are 1.40%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(b) Expenses as a percent of average net assets are 1.55%, excluding expenses of the underlying funds, policy service charges and charges for transferring funds between investment divisions.
(c) Expenses as a percent of average net assets are 1.60%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(d) Expenses as a percent of average net assets are 1.45%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(e) Expenses as a percent of average net assets are 1.85%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------

                                                                                     DREYFUS IP
                                                CALVERT                              TECHNOLOGY
          AMSOUTH                                SOCIAL                                GROWTH
          MID CAP                               BALANCED                          (INITIAL SHARES)
    -------------------   ----------------------------------------------------   -------------------
      2002       2001       2002       2001       2000       1999       1998       2002       2001
    ------------------------------------------------------------------------------------------------
    $     --   $     --   $ 23,139   $ 27,380   $ 26,540   $ 18,487   $ 10,047   $  4,790   $  3,197
          --         --      1,627      1,668      1,484        987        594        815        325
    $     --   $     --   $  14.22   $  16.41   $  17.89   $  18.72   $  16.92   $   5.88   $   9.84
          --         --     (13.4%)     (8.3%)     (4.5%)     10.7%      14.7%     (40.3%)     (1.6%)
          --         --       1.3%       2.5%                                       (1.4%)     (1.4%)

    $     --   $     --   $    111   $     98   $    103   $     --   $     --   $    156   $     23
          --         --         15         11         11         --         --         22          2
    $     --   $     --   $   7.42   $   8.57   $   9.36   $     --   $     --   $   7.18   $  12.03
          --         --     (13.5%)     (8.4%)     (6.4%)        --         --     (40.3%)     20.3%
          --         --       1.5%       2.0%                                       (1.6%)     (1.6%)

    $    826   $    515   $  3,779   $  1,957   $    177   $     --   $     --   $  2,060   $    587
         146         70        524        235         19         --         --        344         58
    $   5.66   $   7.38   $   7.21   $   8.34   $   9.10   $     --   $     --   $   5.98   $  10.03
      (23.2%)    (26.2%)    (13.5%)     (8.4%)     (9.0%)        --         --     (40.4%)      0.3%
       (1.6%)     (1.6%)      2.5%       5.7%                                       (1.6%)     (1.6%)

    $     --   $     --   $    352   $     --   $     --   $     --   $     --   $    367   $     --
          --         --         38         --         --         --         --         51         --
    $     --   $     --   $   9.23   $     --   $     --   $     --   $     --   $   7.16   $     --
          --         --      (7.7%)        --         --         --         --     (28.4%)        --
          --         --       8.8%         --                                       (1.5%)        --

    $     --   $     --   $      5   $     --   $     --   $     --   $     --   $     --   $     --
          --         --          1         --         --         --         --         --         --
    $     --   $     --   $  10.08   $     --   $     --   $     --   $     --   $     --   $     --
          --         --       0.8%         --         --         --         --         --         --
          --         --      22.7%         --                                          --         --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------

                                                                             FIDELITY
                                                                               VIP
                                                                          CONTRAFUND(R)
                                                                         (INITIAL CLASS)
                                                       ----------------------------------------------------
                                                         2002       2001       2000       1999       1998
                                                       ----------------------------------------------------
SERIES I POLICIES (a)
Net Assets.........................................    $238,091   $279,422   $319,564   $245,305   $117,113
Units Outstanding..................................      16,358     17,160     16,983     12,004      7,022
Unit Value.........................................    $  14.56   $  16.28   $  18.82   $  20.44   $  16.68
Total Return.......................................      (10.6%)    (13.5%)     (7.9%)     22.5%      28.2%
Ratio of Net Investment Income to Average Net
  Assets...........................................       (0.6%)     (0.6%)

SERIES II POLICIES (b)
Net Assets.........................................    $    981   $    883   $    452   $     --   $     --
Units Outstanding..................................         128        103         46         --         --
Unit Value.........................................    $   7.66   $   8.58   $   9.93   $     --   $     --
Total Return.......................................      (10.7%)    (13.6%)     (0.7%)        --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................       (0.8%)     (1.0%)

SERIES III POLICIES (c)
Net Assets.........................................    $ 19,347   $  9,054   $  1,410   $     --   $     --
Units Outstanding..................................       2,627      1,097        147         --         --
Unit Value.........................................    $   7.37   $   8.26   $   9.56   $     --   $     --
Total Return.......................................      (10.8%)    (13.6%)     (4.4%)        --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................       (1.0%)     (1.3%)

SERIES IV POLICIES (d)
Net Assets.........................................    $  3,664   $     --   $     --   $     --   $     --
Units Outstanding..................................         425         --         --         --         --
Unit Value.........................................    $   8.63   $     --   $     --   $     --   $     --
Total Return.......................................      (13.7%)        --         --         --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................       (1.5%)        --

SERIES V POLICIES (e)
Net Assets.........................................    $     53   $     --   $     --   $     --   $     --
Units Outstanding..................................           5         --         --         --         --
Unit Value.........................................    $  10.30   $     --   $     --   $     --   $     --
Total Return.......................................        3.0%         --         --         --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................       (1.9%)        --

Not all investment divisions are available under all policies.

Annualized percentages are shown for Ratio of Net Investment Income to Average Net Assets for all investment divisions in all periods.

(a) Expenses as a percent of average net assets are 1.40%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(b) Expenses as a percent of average net assets are 1.55%, excluding expenses of the underlying funds, policy service charges and charges for transferring funds between investment divisions.
(c) Expenses as a percent of average net assets are 1.60%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(d) Expenses as a percent of average net assets are 1.45%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(e) Expenses as a percent of average net assets are 1.85%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------

                          FIDELITY
                            VIP                                                JANUS ASPEN
                       EQUITY-INCOME                                              SERIES
                      (INITIAL CLASS)                                            BALANCED
    ----------------------------------------------------   ----------------------------------------------------
      2002       2001       2000       1999       1998       2002       2001       2000       1999       1998
    -----------------------------------------------------------------------------------------------------------
    $144,348   $175,541   $158,987   $123,982   $ 84,984   $534,854   $607,299   $598,090   $338,125   $104,735
      11,548     11,501      9,762      8,139      5,850     31,372     32,862     30,425     16,575      6,418
    $  12.50   $  15.26   $  16.29   $  15.23   $  14.53   $  17.05   $  18.48   $  19.66   $  20.40   $  16.32
      (18.1%)     (6.3%)      6.9%       4.9%      10.1%      (7.7%)     (6.0%)     (3.6%)     25.0%      32.4%
        0.3%       0.2%                                        1.0%       1.3%

    $    626   $    529   $    286   $     --   $     --   $  2,506   $  2,538   $  1,636   $     --   $     --
          77         53         27         --         --        283        264        160         --         --
    $   8.15   $   9.97   $  10.65   $     --   $     --   $   8.85   $   9.61   $  10.24   $     --   $     --
      (18.2%)     (6.4%)      6.5%         --         --      (7.9%)     (6.2%)      2.4%         --         --
          --      (0.3%)                                       0.9%       1.4%

    $ 20,493   $ 12,157   $    275   $     --   $     --   $ 54,824   $ 26,039   $  2,842   $     --   $     --
       2,552      1,237         26         --         --      6,575      2,875        294         --         --
    $   8.03   $   9.83   $  10.51   $     --   $     --   $   8.34   $   9.06   $   9.65   $     --   $     --
      (18.3%)     (6.5%)      5.1%         --         --      (7.9%)     (6.1%)     (3.5%)        --         --
       (0.3%)     (1.4%)                                       1.5%       2.4%

    $  2,204   $     --   $     --   $     --   $     --   $  8,129   $     --   $     --   $     --   $     --
         270         --         --         --         --        884         --         --         --         --
    $   8.15   $     --   $     --   $     --   $     --   $   9.19   $     --   $     --   $     --   $     --
      (18.5%)        --         --         --         --      (8.1%)        --         --         --         --
       (1.5%)        --                                        4.2%         --

    $     72   $     --   $     --   $     --   $     --   $     82   $     --   $     --   $     --   $     --
           9         --         --         --         --          9         --         --         --         --
    $   8.24   $     --   $     --   $     --   $     --   $   9.57   $     --   $     --   $     --   $     --
      (17.6%)        --         --         --         --      (4.3%)        --         --         --         --
       (1.9%)        --                                        3.2%         --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------

                                                                         JANUS ASPEN
                                                                            SERIES
                                                                          WORLDWIDE
                                                                            GROWTH
                                                     ----------------------------------------------------
                                                       2002       2001       2000       1999       1998
                                                     ----------------------------------------------------
SERIES I POLICIES (a)
Net Assets.........................................  $250,712   $385,523   $506,390   $329,694   $124,614
Units Outstanding..................................    20,859     23,563     23,672     12,816      7,855
Unit Value.........................................  $  12.02   $  16.36   $  21.39   $  25.73   $  15.86
Total Return.......................................    (26.5%)    (23.5%)    (16.8%)     62.2%      27.1%
Ratio of Net Investment Income to Average Net
  Assets...........................................     (0.5%)     (0.9%)

SERIES II POLICIES (b)
Net Assets.........................................  $  1,024   $  1,111   $  1,165   $     --   $     --
Units Outstanding..................................       199        159        127         --         --
Unit Value.........................................  $   5.13   $   7.00   $   9.16   $     --   $     --
Total Return.......................................    (26.6%)    (23.6%)     (8.4%)        --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................     (0.9%)     (1.1%)

SERIES III POLICIES (c)
Net Assets.........................................  $ 13,227   $ 11,124   $  2,806   $     --   $     --
Units Outstanding..................................     2,806      1,730        333         --         --
Unit Value.........................................  $   4.71   $   6.43   $   8.42   $     --   $     --
Total Return.......................................    (26.7%)    (23.6%)    (15.8%)        --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................     (0.6%)     (0.9%)

SERIES IV POLICIES (d)
Net Assets.........................................  $  2,078   $     --   $     --   $     --   $     --
Units Outstanding..................................       267         --         --         --         --
Unit Value.........................................  $   7.79   $     --   $     --   $     --   $     --
Total Return.......................................    (22.1%)        --         --         --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................      1.0%         --

SERIES V POLICIES (e)
Net Assets.........................................  $     --   $     --   $     --   $     --   $     --
Units Outstanding..................................        --         --         --         --         --
Unit Value.........................................  $   9.96   $     --   $     --   $     --   $     --
Total Return.......................................     (0.4%)        --         --         --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................        --         --

Not all investment divisions are available under all policies.

Annualized percentages are shown for Ratio of Net Investment Income to Average Net Assets for all investment divisions in all periods.

(a) Expenses as a percent of average net assets are 1.40%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(b) Expenses as a percent of average net assets are 1.55%, excluding expenses of the underlying funds, policy service charges and charges for transferring funds between investment divisions.
(c) Expenses as a percent of average net assets are 1.60%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(d) Expenses as a percent of average net assets are 1.45%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(e) Expenses as a percent of average net assets are 1.85%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------

                           MFS(R)
                         INVESTORS                                                MFS(R)
                           TRUST                                                 RESEARCH
                           SERIES                                                 SERIES
    ----------------------------------------------------   ----------------------------------------------------
      2002       2001       2000       1999       1998       2002       2001       2000       1999       1998
    -----------------------------------------------------------------------------------------------------------
    $ 22,189   $ 29,963   $ 29,503   $ 18,732   $  4,598   $ 29,511   $ 46,896   $ 50,417   $ 13,236   $  2,729
       3,138      3,303      2,695      1,685        435      4,107      4,857      4,054        999        252
    $   7.07   $   9.07   $  10.95   $  11.12   $  10.57   $   7.19   $   9.66   $  12.44   $  13.25   $  10.83
      (22.1%)    (17.2%)     (1.5%)      5.2%       5.7%     (25.6%)    (22.4%)     (6.2%)     22.3%       8.3%
       (0.8%)     (0.9%)                                      (1.1%)     (1.4%)

    $    260   $    231   $    102   $     --   $     --   $    270   $    376   $    586   $     --   $     --
          41         29         11         --         --         53         55         66         --         --
    $   6.28   $   8.07   $   9.75   $     --   $     --   $   5.10   $   6.87   $   8.86   $     --   $     --
      (22.2%)    (17.2%)     (2.5%)        --         --     (25.7%)    (22.5%)    (11.4%)        --         --
       (1.0%)     (1.2%)                                      (1.3%)     (1.5%)

    $  4,309   $  4,146   $    305   $     --   $     --   $  4,401   $  5,269   $  1,516   $     --   $     --
         698        522         32         --         --        900        801        179         --         --
    $   6.18   $   7.94   $   9.60   $     --   $     --   $   4.89   $   6.58   $   8.49   $     --   $     --
      (22.2%)    (17.3%)     (4.0%)        --         --     (25.7%)    (22.5%)    (15.1%)        --         --
       (1.1%)     (1.4%)                                      (1.3%)     (1.6%)

    $    463   $     --   $     --   $     --   $     --   $    357   $     --   $     --   $     --   $     --
          57         --         --         --         --         45         --         --         --         --
    $   8.14   $     --   $     --   $     --   $     --   $   7.89   $     --   $     --   $     --   $     --
      (18.6%)        --         --         --         --     (21.1%)        --         --         --         --
       (1.5%)        --                                       (1.5%)        --

    $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --
          --         --         --         --         --         --         --         --         --         --
    $     --   $     --   $     --   $     --   $     --   $   9.65   $     --   $     --   $     --   $     --
          --         --         --         --         --      (3.5%)        --         --         --         --
          --         --                                       (1.9%)        --


           MFS(R)
          UTILITIES
           SERIES
     -------------------
       2002       2001
     -------------------
     $    299   $    135
           45         15
     $   6.72   $   8.83
       (23.8%)    (11.7%)
         1.0%      (1.4%)
     $     10   $     --
            1         --
     $   7.93   $  10.43
       (23.9%)      4.3%
        (1.2%)     (1.6%)
     $    390   $    258
           62         31
     $   6.35   $   8.35
       (24.0%)    (16.5%)
         1.4%      (1.6%)
     $     41   $     --
            4         --
     $  10.18   $     --
         1.8%         --
        (1.5%)        --
     $     --   $     --
           --         --
     $     --   $     --
           --         --
           --         --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------

                                                            NEUBERGER
                                                             BERMAN
                                                               AMT                              T. ROWE PRICE
                                                             MID-CAP                                EQUITY
                                                             GROWTH                                 INCOME
                                                       -------------------   ----------------------------------------------------
                                                         2002       2001       2002       2001       2000       1999       1998
                                                       --------------------------------------------------------------------------
SERIES I POLICIES (a)
Net Assets.........................................    $  1,673   $    464   $ 89,634   $ 85,476   $ 42,484   $ 24,724   $ 10,082
Units Outstanding..................................         249         48      9,056      7,398      3,679      2,387        995
Unit Value.........................................    $   6.72   $   9.64   $   9.90   $  11.55   $  11.55   $  10.36   $  10.13
Total Return.......................................      (30.3%)     (3.6%)    (14.3%)        --      11.5%       2.3%       1.3%
Ratio of Net Investment Income to Average Net
  Assets...........................................       (1.4%)     (1.4%)      0.3%       0.2%

SERIES II POLICIES (b)
Net Assets.........................................    $     26   $      1   $  1,044   $    902   $    146   $     --   $     --
Units Outstanding..................................           4         --        110         81         13         --         --
Unit Value.........................................    $   6.94   $   9.98   $   9.47   $  11.07   $  11.08   $     --   $     --
Total Return.......................................      (30.4%)     (0.2%)    (14.5%)        --      10.8%         --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................       (1.6%)     (1.6%)      0.1%         --

SERIES III POLICIES (c)
Net Assets.........................................    $  1,192   $    184   $ 22,371   $  9,712   $     98   $     --   $     --
Units Outstanding..................................         171         18      2,412        895          9         --         --
Unit Value.........................................    $   6.99   $  10.05   $   9.27   $  10.85   $  10.86   $     --   $     --
Total Return.......................................      (30.5%)      0.5%     (14.5%)        --       8.6%         --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................       (1.6%)     (1.6%)      0.3%       0.3%

SERIES IV POLICIES (d)
Net Assets.........................................    $    156   $     --   $  3,453   $     --   $     --   $     --   $     --
Units Outstanding..................................          16         --        420         --         --         --         --
Unit Value.........................................    $   9.68   $     --   $   8.22   $     --   $     --   $     --   $     --
Total Return.......................................       (3.2%)        --     (17.8%)        --         --         --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................       (1.5%)        --       1.6%         --

SERIES V POLICIES (e)
Net Assets.........................................    $     --   $     --   $    117   $     --   $     --   $     --   $     --
Units Outstanding..................................          --         --         14         --         --         --         --
Unit Value.........................................    $   9.42   $     --   $   8.41   $     --   $     --   $     --   $     --
Total Return.......................................       (5.8%)        --     (15.9%)        --         --         --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................       (1.9%)        --       0.8%         --

Not all investment divisions are available under all policies.

Annualized percentages are shown for Ratio of Net Investment Income to Average Net Assets for all investment divisions in all periods.

(a) Expenses as a percent of average net assets are 1.40%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(b) Expenses as a percent of average net assets are 1.55%, excluding expenses of the underlying funds, policy service charges and charges for transferring funds between investment divisions.
(c) Expenses as a percent of average net assets are 1.60%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(d) Expenses as a percent of average net assets are 1.45%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(e) Expenses as a percent of average net assets are 1.85%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------

                        VAN ECK                                         VAN KAMPEN
                       WORLDWIDE                                            UIF
                         HARD                                        EMERGING MARKETS
                        ASSETS                                            EQUITY
    -----------------------------------------------   -----------------------------------------------
     2002      2001      2000      1999      1998      2002      2001      2000      1999      1998
    -------------------------------------------------------------------------------------------------
    $ 6,351   $ 3,510   $ 4,929   $ 2,066   $   424   $22,764   $25,016   $28,721   $23,677   $ 6,216
        714       378       469       216        53     3,213     3,172     3,358     1,659       841
    $  8.89   $  9.28   $ 10.51   $  9.57   $  8.02   $  7.09   $  7.89   $  8.55   $ 14.27   $  7.40
      (4.2%)   (11.7%)     9.9%     19.3%    (19.8%)   (10.2%)    (7.7%)   (40.1%)    93.0%    (25.2%)
      (0.9%)       --                                   (1.4%)    (1.4%)

    $    49   $    29   $    25   $    --   $    --   $   109   $ 5,828   $    38   $    --   $    --
          6         3         2        --        --        21     1,019         6        --        --
    $  8.83   $  9.24   $ 10.48   $    --   $    --   $  5.12   $  5.72   $  6.21   $    --   $    --
      (4.3%)   (11.8%)     4.8%        --        --    (10.4%)    (7.9%)   (37.9%)       --        --
      (1.3%)     2.2%                                   (1.6%)    (1.6%)

    $ 2,229   $   238   $    53   $    --   $    --   $ 2,432   $   594   $    54   $    --   $    --
        249        25         5        --        --       408        89         7        --        --
    $  8.96   $  9.37   $ 10.63   $    --   $    --   $  5.96   $  6.64   $  7.22   $    --   $    --
      (4.4%)   (11.9%)     6.3%        --        --    (10.3%)    (8.0%)   (27.8%)       --        --
      (1.4%)    (0.5%)                                  (1.6%)    (1.6%)

    $   326   $    --   $    --   $    --   $    --   $   456   $    --   $    --   $    --   $    --
         39        --        --        --        --        58        --        --        --        --
    $  8.42   $    --   $    --   $    --   $    --   $  7.88   $    --   $    --   $    --   $    --
     (15.8%)       --        --        --        --    (21.2%)       --        --        --        --
      (1.5%)       --                                   (1.5%)       --

    $    --   $    --   $    --   $    --   $    --   $    --   $    --   $    --   $    --   $    --
         --        --        --        --        --        --        --        --        --        --
    $    --   $    --   $    --   $    --   $    --   $    --   $    --   $    --   $    --   $    --
         --        --        --        --        --        --        --        --        --        --
         --        --                                      --        --

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------
To the Board of Directors of New York Life Insurance and
Annuity Corporation and the Variable Annuity Separate Account-III Policyowners:

In our opinion, the accompanying statement of assets and liabilities and the related statement of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the MainStay VP Bond, MainStay VP Capital Appreciation, MainStay VP Cash Management, MainStay VP Convertible, MainStay VP Equity Income, MainStay VP Government, MainStay VP Growth Equity, MainStay VP High Yield Corporate Bond, MainStay VP Indexed Equity, MainStay VP International Equity, MainStay VP Mid Cap Core, MainStay VP Mid Cap Growth, MainStay VP Small Cap Growth, MainStay VP Total Return, MainStay VP Value, MainStay VP American Century Income and Growth, MainStay VP Dreyfus Large Company Value, MainStay VP Eagle Asset Management Growth Equity, MainStay VP Lord Abbett Developing Growth, Alger American Small Capitalization, AmSouth Enhanced Market, AmSouth International Equity, AmSouth Large Cap, AmSouth Mid Cap, Calvert Social Balanced, Dreyfus IP Technology Growth (Initial Shares), Fidelity VIP Contrafund(R) (Initial Class), Fidelity VIP Equity-Income (Initial Class), Janus Aspen Series Balanced, Janus Aspen Series Worldwide Growth, MFS(R) Investors Trust Series (formerly, "MFS(R) Growth With Income Series"), MFS(R) Research Series, MFS(R) Utilities Series, Neuberger Berman AMT Mid-Cap Growth, T. Rowe Price Equity Income, Van Eck Worldwide Hard Assets and Van Kampen UIF Emerging Markets Equity (formerly, "Morgan Stanley UIF Emerging Markets Equity") Investment Divisions (constituting the NYLIAC Variable Annuity Separate Account-III) at December 31, 2002, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2002 by correspondence with the funds, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
February 20, 2003

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                              FINANCIAL STATEMENTS
                           DECEMBER 31, 2002 AND 2001

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                                 BALANCE SHEET

                                                                 DECEMBER 31,
                                                              ------------------
                                                               2002       2001
                                                              -------    -------
                                                                (IN MILLIONS)
ASSETS
Fixed maturities
  Available for sale, at fair value                           $24,515    $19,657
Equity securities
  Available for sale, at fair value                                70         95
Mortgage loans                                                  2,389      2,138
Policy loans                                                      577        575
Other investments                                                 739        917
                                                              -------    -------
     Total investments                                         28,290     23,382

Cash and cash equivalents                                       1,362        790
Deferred policy acquisition costs                               1,781      1,887
Interest in annuity contracts                                   2,958      2,512
Other assets                                                    1,440        518
Separate account assets                                         9,245     10,418
                                                              -------    -------
     Total assets                                             $45,076    $39,507
                                                              =======    =======
LIABILITIES AND STOCKHOLDER'S EQUITY
Policyholders' account balances                               $25,260    $20,949
Future policy benefits                                            967        678
Policy claims                                                     103        107
Obligations under structured settlement agreements              2,958      2,512
Other liabilities                                               3,280      2,177
Separate account liabilities                                    9,154     10,339
                                                              -------    -------
     Total liabilities                                         41,722     36,762
                                                              -------    -------

STOCKHOLDER'S EQUITY
Capital stock -- par value $10,000
  (20,000 shares authorized, 2,500 issued and outstanding)         25         25
Additional paid in capital                                        910        780
Accumulated other comprehensive income                            451        104
Retained earnings                                               1,968      1,836
                                                              -------    -------
     Total stockholder's equity                                 3,354      2,745
                                                              -------    -------
     Total liabilities and stockholder's equity               $45,076    $39,507
                                                              =======    =======

                See accompanying notes to financial statements.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                              STATEMENT OF INCOME

                                                               YEAR ENDED DECEMBER 31,
                                                              --------------------------
                                                               2002      2001      2000
                                                              ------    ------    ------
                                                                    (IN MILLIONS)
REVENUES
  Premiums                                                    $  144    $  235    $  144
  Fees -- universal life and annuity policies                    546       509       530
  Net investment income                                        1,647     1,452     1,315
  Net investment losses                                          (49)      (50)      (39)
  Other income                                                    16         9        10
                                                              ------    ------    ------
     Total revenues                                            2,304     2,155     1,960
                                                              ------    ------    ------
EXPENSES
  Interest credited to policyholders' account balances         1,280     1,133       971
  Policyholder benefits                                          305       354       330
  Operating expenses                                             554       536       503
                                                              ------    ------    ------
     Total expenses                                            2,139     2,023     1,804
                                                              ------    ------    ------
Income before income taxes and cumulative effect of a change in
  accounting principle                                           165       132       156
Income tax (benefit)/expense                                      (1)       31        53
                                                              ------    ------    ------
Income before cumulative effect of a change in accounting
  principle                                                      166       101       103
Cumulative effect of a change in accounting principle (net
  of income tax expense of $8 million)                            --        14        --
                                                              ------    ------    ------
NET INCOME                                                    $  166    $  115    $  103
                                                              ======    ======    ======

                See accompanying notes to financial statements.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                       STATEMENT OF STOCKHOLDER'S EQUITY
                   YEARS ENDED DECEMBER 31, 2002, 2001, 2000

                                                                                    ACCUMULATED
                                                         ADDITIONAL                    OTHER            TOTAL
                                              CAPITAL     PAID IN      RETAINED    COMPREHENSIVE    STOCKHOLDER'S
                                               STOCK      CAPITAL      EARNINGS    INCOME (LOSS)       EQUITY
                                              -------    ----------    --------    -------------    -------------
BALANCE AT JANUARY 1, 2000                      $25         $480        $1,618         $(191)          $1,932
Comprehensive income:
  Net income                                                               103                            103
     Other comprehensive income, net of tax:
       Unrealized investment gains, net of
          related offsets, reclassification
          adjustments and income taxes                                                   160              160
                                                                                                       ------
Total comprehensive income                                                                                263
                                                ---         ----        ------         -----           ------
BALANCE AT DECEMBER 31, 2000                     25          480         1,721           (31)           2,195
Comprehensive income:
  Net income                                                               115                            115
     Cumulative effect of a change in
       accounting principle, net of tax                                                   (2)              (2)
     Unrealized investment gains, net of
       related offsets, reclassification
       adjustments and income taxes                                                      137              137
                                                                                                       ------
  Other comprehensive income                                                                              135
                                                                                                       ------
Total comprehensive income                                                                                250
  Capital contribution                                       300                                          300
                                                ---         ----        ------         -----           ------
BALANCE AT DECEMBER 31, 2001                     25          780         1,836           104            2,745
Comprehensive income:
  Net income                                                               166                            166
     Unrealized investment gains, net of
       related offsets, reclassification
       adjustments and income taxes                                                      350              350
                                                                                                       ------
  Other comprehensive income                                                                              350
                                                                                                       ------
Total comprehensive income                                                                                516
  Capital contribution                                       130                                          130
  Transfer of Taiwan branch net assets to
     an affiliated company (See Note 12 --
     Related Party Transactions)                                           (34)           (3)             (37)
                                                ---         ----        ------         -----           ------
BALANCE AT DECEMBER 31, 2002                    $25         $910        $1,968         $ 451           $3,354
                                                ===         ====        ======         =====           ======

                See accompanying notes to financial statements.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                            STATEMENT OF CASH FLOWS

                                                                  YEAR ENDED DECEMBER 31,
                                                              --------------------------------
                                                                2002        2001        2000
                                                              --------    --------    --------
                                                                       (IN MILLIONS)
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income                                                  $    166    $    115    $    103
  Adjustments to reconcile net income to net cash provided
     by operating activities:
     Depreciation and amortization                                 (12)        (36)        (21)
     Net capitalization of deferred policy acquisition costs      (441)       (380)       (304)
     Annuity and universal life fees                              (257)       (227)       (233)
     Interest credited to policyholders' account balances        1,292       1,133         971
     Net investment losses                                          49          50          39
     Deferred income taxes                                          (1)         21          54
     Cumulative effect of a change in accounting principle          --         (14)         --
     (Increase) decrease in:
       Net separate accounts assets and liabilities                 --         (35)         22
       Other assets and other liabilities                          112          98         (64)
       Trading securities                                           29          --          --
     Increase (decrease) in:
       Policy claims                                                (4)         34           4
       Future policy benefits                                      170         186         147
                                                              --------    --------    --------
          NET CASH PROVIDED BY OPERATING ACTIVITIES              1,103         945         718
                                                              --------    --------    --------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Proceeds from:
     Sale of available for sale fixed maturities                24,951      28,757       8,161
     Maturity of available for sale fixed maturities             1,090       1,902       1,497
     Maturity of held to maturity fixed maturities                  --          --          73
     Sale of equity securities                                      38         109          74
     Repayment of mortgage loans                                   466         322         354
     Sale of other investments                                     206          58          65
  Cost of:
     Available for sale fixed maturities acquired              (30,915)    (33,811)    (11,031)
     Held to maturity fixed maturities acquired                     --          --         (17)
     Equity securities acquired                                    (66)       (112)       (113)
     Mortgage loans acquired                                      (791)       (469)       (439)
     Other investments acquired                                    (21)       (715)       (216)
  Policy loans (net)                                               (27)        (32)        (33)
  Increase (decrease) in loaned securities                         747          23         422
  Securities sold under agreements to repurchase (net)             514         153        (488)
                                                              --------    --------    --------
          NET CASH USED IN INVESTING ACTIVITIES                 (3,808)     (3,815)     (1,691)
                                                              --------    --------    --------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Policyholders' account balances:
     Deposits                                                    5,351       4,525       2,000
     Withdrawals                                                (1,501)     (1,396)     (1,026)
     Net transfers from (to) the separate accounts                (585)       (536)       (318)
  Transfer of Taiwan branch cash to an affiliated company         (116)         --          --
  Capital contribution received from parent                        130         300          --
                                                              --------    --------    --------
          NET CASH PROVIDED BY FINANCING ACTIVITIES              3,279       2,893         656
                                                              --------    --------    --------
  Effect of exchange rate changes on cash and cash
     equivalents                                                    (2)         --          (3)
                                                              --------    --------    --------
Net increase (decrease) in cash and cash equivalents               572          23        (320)
                                                              --------    --------    --------
Cash and cash equivalents, beginning of year                       790         767       1,087
                                                              --------    --------    --------
CASH AND CASH EQUIVALENTS, END OF YEAR                        $  1,362    $    790    $    767
                                                              ========    ========    ========

                See accompanying notes to financial statements.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                         NOTES TO FINANCIAL STATEMENTS

                        DECEMBER 31, 2002, 2001 AND 2000

NOTE 1 -- NATURE OF OPERATIONS

     New York Life Insurance and Annuity Corporation ("NYLIAC" or the "Company") is a direct, wholly owned subsidiary of New York Life Insurance Company ("New York Life"), domiciled in the State of Delaware. NYLIAC offers a wide variety of interest sensitive and variable insurance and annuity products to a large cross section of the insurance market. NYLIAC markets its products in all 50 of the United States, and the District of Columbia, primarily through its agency force with certain products also marketed through independent brokers and brokerage general agents. Prior to July 1, 2002, the Company also had marketed individual life insurance through its branch office and agency force in Taiwan. On July 1, 2002, the branch office was transferred to an affiliated company, as described in Note 12 -- Related Party Transactions.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION

     The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements of life insurance enterprises requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results may differ from estimates.

     Certain amounts in prior years have been reclassified to conform to the current year presentation. These reclassifications had no effect on net income or stockholder's equity as previously reported.

INVESTMENTS

     Fixed maturity investments classified as available for sale are reported at fair value. Unrealized gains and losses on available for sale securities are reported in other comprehensive income, net of deferred taxes and certain deferred acquisition cost and policyholder account balance offsets. Significant changes in future anticipated cash flows on mortgage and asset-backed securities from the original purchase assumptions are accounted for using the retrospective adjustment method.

     Equity securities are carried at fair value. For equity securities classified as available for sale, unrealized gains and losses are reflected in other comprehensive income, net of deferred taxes and certain deferred acquisition cost and policyholder account balance offsets.

     The cost basis of fixed maturities and equity securities are adjusted for impairments in value deemed to be other than temporary, with the associated realized loss reported in net investment gains and losses in the accompanying Statement of Income. Factors considered in evaluating whether a decline in value is other than temporary include: 1) whether the decline is substantial; 2) the Company's ability and intent to retain the investment for the period of time sufficient to allow for an anticipated recovery in value; 3) the duration and extent to which the fair value has been less than cost; and 4) the financial condition and near-term prospects of the issuer.

     Mortgage loans on real estate are carried at unpaid principal balance, net of discount/premium and valuation allowances, and are secured. Specific valuation allowances are established for the excess carrying value of the mortgage loan over its estimated fair value, when it is probable that, based on current information and events, the company will be unable to collect all amounts due under the contractual terms of the loan agreement. These specific valuation allowances are based upon the present value of expected future cash flows discounted at the loan's original effective interest rate or the fair value of the collateral. The Company also has a general valuation allowance for estimated future credit losses on currently performing mortgages. The general valuation allowance is based on historical loss experience for the mortgage loan portfolio.

     Policy loans are stated at the aggregate balance due, which approximates fair value since loans on policies have no defined maturity date and reduce amounts payable at death or surrender.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

INVESTMENTS -- (CONTINUED)

     Other investments consist primarily of investments in limited partnerships and limited liability companies, investment real estate and derivatives. Limited partnerships and limited liability companies are carried on the equity method of accounting. Investment real estate, which NYLIAC has the intent to hold for the production of income, is carried at depreciated cost net of write-downs for other than temporary declines in fair value. Properties held for sale are carried at the lower of cost or fair value less estimated selling costs. Derivative financial instruments are accounted for at fair value. The treatment of changes in the fair value of derivatives depends on the character of the transaction, including whether it has been designated and qualifies as part of a hedging relationship, as discussed in Note 10 -- Derivative Financial Instruments and Risk Management.

     Cash equivalents include investments that have original maturities of three months or less at date of purchase and are carried at amortized cost, which approximates fair value.

     Short-term investments that have maturities between three and twelve months at date of purchase are included in fixed maturities on the accompanying Balance Sheet and are carried at amortized cost, which approximates fair value.

     Net investment gains (losses) on sales are computed using the specific identification method.

DEFERRED POLICY ACQUISITION COSTS

     The costs of acquiring new and maintaining renewal business and certain costs of issuing policies that vary with and are primarily related to the production of new and renewal business have been deferred and recorded as an asset in the accompanying Balance Sheet. These consist primarily of commissions, certain expenses of underwriting and issuing contracts, and certain agency expenses.

     Acquisition costs for annuity and universal life contracts are amortized in proportion to estimated gross profits over the effective life of the contracts, which is assumed to be 25 years for universal life contracts and 15 years for annuities. Changes in assumptions are reflected in the current year's amortization. The carrying amount of the deferred policy acquisition cost asset is adjusted at each balance sheet date as if the unrealized gains or losses on investments associated with these insurance contracts had been realized and included in the gross profits used to determine current period amortization. The increase or decrease in the deferred policy acquisition cost asset due to unrealized gains or losses is recorded in other comprehensive income.

POLICYHOLDERS' ACCOUNT BALANCES

     Policyholders' account balances on annuity and universal life contracts are equal to cumulative deposits plus interest credited less withdrawals and mortality and expense charges. This liability also includes a liability for amounts that have been assessed to compensate the insurer for services to be performed over future periods.

RECOGNITION OF INCOME AND RELATED EXPENSES

     Amounts received under annuity and universal life contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of amounts assessed during the period for mortality and expense risk, policy administration and surrender charges. Amounts previously assessed to compensate the Company for services to be performed over future periods are deferred and recognized into income in the period benefited using the same assumptions and factors used to amortize deferred policy acquisition costs. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholders' account balances.

     Premiums from whole life and term policies are recognized as income when due. The associated benefits and expenses are matched with income so as to result in the recognition of profits over the life of the contracts. This is accomplished by providing for liabilities for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

FEDERAL INCOME TAXES

     NYLIAC is a member of a group that files a consolidated federal income tax return with New York Life. The consolidated income tax provision or benefit is allocated among the members of the group in accordance with a tax allocation agreement. The tax allocation agreement provides that NYLIAC is allocated its share of the consolidated tax provision or benefit determined generally on a separate company basis. Current federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year and any adjustments to such estimates from prior years. Deferred income tax assets and liabilities are recognized for the future tax consequence of temporary differences between financial statement carrying amounts and income tax bases of assets and liabilities.

SEPARATE ACCOUNTS

     NYLIAC has established non-guaranteed, guaranteed and registered separate accounts with varying investment objectives, which are segregated from NYLIAC's general account, and are maintained for the benefit of separate account policyholders and NYLIAC. Separate account assets are stated at fair value. The liability for separate accounts represents policyholders' interests in the separate account assets. For its separate accounts funding variable life and annuity products, these liabilities include accumulated net investment income and realized and unrealized gains and losses on those assets, and generally reflect fair value. For its guaranteed, non-registered separate account, the liability includes interest credited to the policies.

FAIR VALUES OF FINANCIAL INSTRUMENTS

     Fair values of various assets and liabilities are included throughout the notes to the financial statements. Specifically, fair value disclosure of fixed maturities, short-term investments, cash equivalents, equity securities and mortgage loans are reported in Note 2 -- Significant Accounting Policies and
Note 3 -- Investments. Fair values of policyholders' account balances are reported in Note 5 -- Insurance Liabilities. Fair values of repurchase agreements are included in Note 11 -- Commitments and Contingencies.

CONTINGENCIES

     Amounts related to contingencies are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, includes these costs in the accrual.

BUSINESS RISKS AND UNCERTAINTIES

     The Company's investment portfolio consists principally of fixed income securities as well as mortgage loans, policy loans, limited partnerships, and preferred and common stocks. The fair value of the Company's investments varies depending on economic and market conditions and the interest rate environment. For example, if interest rates rise, the securities in the Company's fixed-income portfolio generally will decrease in value. If interest rates decline, the securities in the fixed-income portfolio generally will increase in value.

     For various reasons, the Company may, from time to time, be required to sell certain investments at a price and a time when their fair value is less than their book value. In addition, mortgage loans, many of which have balloon payment maturities, are generally illiquid and carry a greater risk of investment losses than investment grade fixed maturities. Furthermore, in periods of declining interest rates, bond calls and mortgage prepayments generally increase, resulting in reinvestment at then current market rates.

     Changes in interest rates can have significant effects on the Company's profitability. Under certain circumstances of interest rate volatility, the Company is exposed to disintermediation risk and reduction in net interest spread or profit margins. The fair value of the Company's invested assets fluctuates depending on market and other general economic conditions and the interest rate environment. In addition, mortgage prepayments, life insurance and annuity surrenders and bond calls are affected by interest rate fluctuations. Although management of the Company employs a number of asset/liability management strategies to

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

BUSINESS RISKS AND UNCERTAINTIES -- (CONTINUED)

minimize the effects of interest rate volatility, no assurance can be given that it will be successful in managing the effects of such volatility and that such volatility will not have a material adverse impact on the Company's financial condition and results of operation.

     Although the federal government does not directly regulate the business of insurance, federal legislation and administrative policies in several areas, including financial services regulation and federal taxation, can significantly and adversely affect the insurance industry and the Company. The Company is unable to predict whether any of these changes will be made, whether any such administrative or legislative proposals will be adopted in the future, or the effect, if any, any such proposals would have on the Company.

     The development of policy reserves and deferred policy acquisition costs for NYLIAC's products requires management to make estimates and assumptions regarding mortality, morbidity, lapse, expense and investment experience. Such estimates are primarily based on historical experience and future expectations of mortality, morbidity, expense, persistency and investment assumptions. Actual results could differ from those estimates. Management monitors actual experience, and where circumstances warrant, revises its assumptions and the related estimates for policy reserves and deferred policy acquisition costs.

     NYLIAC issues certain variable products with various types of guaranteed minimum death benefit features. NYLIAC currently reserves for expected payments resulting from these features. NYLIAC bears the risk that payments may be higher than expected as a result of significant, sustained downturns in the stock market. The Company also bears the risk that additional reserves may be required if partial surrender activity increases significantly during the period when account values are less than guaranteed amounts.

     As a subsidiary of a mutual life insurance company, the Company is subject to a tax on its equity base ("EBT"). The EBT has been suspended for 3 years beginning with the 2001 tax year (see Note 8 -- Federal Income Taxes). As a result of the suspension, in 2002 the Company released the prior accrual held for the EBT. In the absence of legislation extending the suspension or eliminating this tax, the Company would be subject to this tax beginning in 2004. There can be no assurance whether or when any such legislation will be enacted or what impact a failure to extend the suspension or eliminate the tax would have on the Company's tax liability.

RECENT ACCOUNTING PRONOUNCEMENTS

     Effective January 1, 2001, NYLIAC adopted Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities," ("SFAS 133") as amended by Statement of Financial Accounting Standards No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities -- an Amendment to FASB Statement No. 133," ("SFAS 138"). SFAS 133 and SFAS 138 established new accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities. SFAS 133 requires that all derivatives be recorded on the balance sheet at their fair value. The treatment of changes in the fair value of derivatives depends on the character of the transaction, including whether it has been designated and qualifies as part of a hedging relationship, as discussed in Note 10. The cumulative effect of the adoption of SFAS 133 and SFAS 138, as of January 1, 2001, resulted in a $14 million decrease in other comprehensive income with a corresponding increase of $14 million in net income, net of taxes. Upon its adoption of SFAS No.133, NYLIAC reclassified $646 million of held-to-maturity securities as available-for-sale. This reclassification resulted in an after-tax cumulative effect adjustment of $12 million increasing other comprehensive income, representing the after-tax unrealized gain on these securities at January 1, 2001. The net impact on other comprehensive income of these adjustments was a decrease of $2 million, after tax.

NOTE 3 -- INVESTMENTS

FIXED MATURITIES

     For publicly traded fixed maturities, estimated fair value is determined using quoted market prices. For fixed maturities without a readily ascertainable fair value, the Company has determined an estimated fair value using either a discounted cash flow approach, broker dealer quotations or management's pricing model.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

FIXED MATURITIES -- (CONTINUED)

     At December 31, 2002 and 2001, the maturity distribution of fixed maturities was as follows (in millions). Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                              2002                       2001
                                                     -----------------------    -----------------------
                                                     AMORTIZED    ESTIMATED     AMORTIZED    ESTIMATED
AVAILABLE FOR SALE                                     COST       FAIR VALUE      COST       FAIR VALUE
------------------                                   ---------    ----------    ---------    ----------
Due in one year or less                               $   607      $   616       $   628      $   639
Due after one year through five years                   4,211        4,411         3,736        3,838
Due after five years through ten years                  6,709        7,088         5,060        5,088
Due after ten years                                     3,090        3,289         3,267        3,277
Mortgage and asset-backed securities:
  U.S. Government or U.S. Government agency             1,398        1,503         1,047        1,085
  Other mortgage-backed securities                      5,119        5,434         4,337        4,415
  Other asset-backed securities                         2,102        2,174         1,307        1,315
                                                      -------      -------       -------      -------
     Total Available for Sale                         $23,236      $24,515       $19,382      $19,657
                                                      =======      =======       =======      =======

     At December 31, 2002 and 2001, the distribution of gross unrealized gains and losses on investments in fixed maturities was as follows (in millions):

                                                                           2002
                                                    ---------------------------------------------------
                                                    AMORTIZED    UNREALIZED    UNREALIZED    ESTIMATED
AVAILABLE FOR SALE                                    COST         GAINS         LOSSES      FAIR VALUE
------------------                                  ---------    ----------    ----------    ----------
U.S. Treasury and U.S. Government
  corporations and agencies                          $ 1,022       $   48         $  1        $ 1,069
U.S. agencies, state and municipal                       376           58           --            434
Foreign governments                                      105           11           --            116
Corporate                                             14,512        1,025          249         15,288
Other mortgage-backed securities                       5,119          316            1          5,434
Other asset-backed securities                          2,102           94           22          2,174
                                                     -------       ------         ----        -------
     Total Available for Sale                        $23,236       $1,552         $273        $24,515
                                                     =======       ======         ====        =======

                                                                           2001
                                                    ---------------------------------------------------
                                                    AMORTIZED    UNREALIZED    UNREALIZED    ESTIMATED
AVAILABLE FOR SALE                                    COST         GAINS         LOSSES      FAIR VALUE
------------------                                  ---------    ----------    ----------    ----------
U.S. Treasury and U.S. Government
  corporations and agencies                          $   773        $ 22          $  4        $   791
U.S. agencies, state and municipal                       274          20            --            294
Foreign governments                                      110           3             1            112
Corporate                                             12,581         380           231         12,730
Other mortgage-backed securities                       4,337         100            22          4,415
Other asset-backed securities                          1,307          30            22          1,315
                                                     -------        ----          ----        -------
     Total Available for Sale                        $19,382        $555          $280        $19,657
                                                     =======        ====          ====        =======

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

EQUITY SECURITIES

     Estimated fair value of equity securities has been determined using quoted market prices for publicly traded securities and a matrix pricing model for private placement securities. At December 31, 2002 and 2001, the distribution of gross unrealized gains and losses on equity securities was as follows (in millions):

                  UNREALIZED    UNREALIZED    ESTIMATED
          COST      GAINS         LOSSES      FAIR VALUE
          ----    ----------    ----------    ----------
  2002    $ 81      $  --          $11           $70
  2001    $103      $   6          $14           $95

MORTGAGE LOANS

     NYLIAC's mortgage loans are diversified by property type, location and borrower, and are collateralized by the related property.

     The fair value of the mortgage loan portfolio at December 31, 2002 and 2001 is estimated to be $2,614 million and $2,227 million, respectively. Fair value is determined by discounting the projected cash flows for each loan to determine the current net present value. The discount rate used approximates the current rate for new mortgages with comparable characteristics and similar remaining maturities.

     At December 31, 2002 and 2001, contractual commitments to extend credit under commercial and residential mortgage loan agreements amounted to $60 million and $27 million at fixed and floating interest rates ranging from 3.7% to 8.5% and from 6.6% to 8.5%, respectively. These commitments are diversified by property type and geographic region.

     NYLIAC accrues interest income on problem loans to the extent it is deemed collectible and the loan continues to perform under its original or restructured contractual terms. Interest income on impaired loans is recognized on a cash basis. Cash payments on loans in the process of foreclosure are treated as a return of principal.

     At December 31, 2002 and 2001, the distribution of the mortgage loan portfolio by property type and geographic region was as follows (in millions):

                                           2002                 2001
                                     -----------------    -----------------
                                     CARRYING    % OF     CARRYING    % OF
                                      VALUE      TOTAL     VALUE      TOTAL
                                     --------    -----    --------    -----
Property Type:
  Office buildings                    $  855      35.8%    $  776      36.3%
  Retail                                 397      16.6%       394      18.4%
  Apartment buildings                    258      10.8%       194       9.1%
  Residential                            604      25.3%       494      23.1%
  Other                                  275      11.5%       280      13.1%
                                      ------     -----     ------     -----
     Total                            $2,389     100.0%    $2,138     100.0%
                                      ======     =====     ======     =====
Geographic Region:
  Central                             $  606      25.4%    $  573      26.8%
  Pacific                                474      19.8%       329      15.4%
  Middle Atlantic                        486      20.3%       469      21.9%
  South Atlantic                         654      27.4%       528      24.7%
  New England                            169       7.1%       170       8.0%
  Other                                   --        --         69       3.2%
                                      ------     -----     ------     -----
     Total                            $2,389     100.0%    $2,138     100.0%
                                      ======     =====     ======     =====

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

OTHER INVESTMENTS

     The components of other investments as of December 31, 2002 and 2001 were as follows (in millions):

                                                           2002    2001
                                                           ----    ----
Limited liability company                                  $675    $873
Limited partnerships                                         17      14
Real estate                                                  17      18
Derivatives                                                  26       4
Other                                                         4       8
                                                           ----    ----
     Total other investments                               $739    $917
                                                           ====    ====

     Accumulated depreciation on real estate at both December 31, 2002 and 2001 was $5 million. Depreciation expense totaled $1 million for each year ended December 31, 2002, 2001 and 2000.

RESTRICTED ASSETS AND SPECIAL DEPOSITS

     Assets of $3 million and $14 million at December 31, 2002 and 2001, respectively, were on deposit with Governmental authorities or trustees as required by certain insurance laws and are included in available for sale fixed maturities on the accompanying Balance Sheet.

NOTE 4 -- INVESTMENT INCOME AND CAPITAL GAINS AND LOSSES

     The components of net investment income for the years ended December 31, 2002, 2001 and 2000, were as follows (in millions):

                                              2002      2001      2000
                                             ------    ------    ------
Fixed maturities                             $1,448    $1,238    $1,121
Equity securities                                 3         6         7
Mortgage loans                                  170       155       147
Policy loans                                     45        47        46
Other investments                                30        45        26
                                             ------    ------    ------
  Gross investment income                     1,696     1,491     1,347
Investment expenses                             (49)      (39)      (32)
                                             ------    ------    ------
     Net investment income                   $1,647    $1,452    $1,315
                                             ======    ======    ======

     For the years ended December 31, 2002, 2001 and 2000, investment gains (losses) computed under the specific identification method were as follows (in millions):

                                               2002                           2001                           2000
                                     -------------------------      -------------------------      -------------------------
                                     GAINS              LOSSES      GAINS              LOSSES      GAINS              LOSSES
                                     -----              ------      -----              ------      -----              ------
REALIZED GAINS (LOSSES):
Fixed maturities                     $192               $(236)      $163               $(217)      $ 80               $(157)
Equity securities                       8                  (8)        11                  (9)        17                  (7)
Mortgage loans                          1                  (1)        --                  (1)         8                  (1)
Derivative instruments                  1                  (4)         1                  (7)        --                  --
Other investments                      --                  (2)        10                  (1)        25                  (4)
                                     ----               -----       ----               -----       ----               -----
     Subtotal                        $202               $(251)      $185               $(235)      $130               $(169)
                                     ====               =====       ====               =====       ====               =====
Total net investment losses                    $(49)                          $(50)                          $(39)
                                               ====                           ====                           ====

     The table above includes other than temporary impairment losses for fixed maturities of $70 million, $33 million and $7 million for the years ended December 31, 2002, 2001 and 2000, respectively. For the three years ended December 31, 2002 there were no other than temporary impairment losses for equity securities.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 4 -- INVESTMENT INCOME AND CAPITAL GAINS AND LOSSES -- (CONTINUED)

     On April 1, 2002 the Company transferred the convertible bond and preferred stock portfolios from available for sale into the trading category. The net gain released from unrealized gains in other comprehensive income and reflected in net investment losses in the accompanying Statement of Income at the date of transfer amounted to $3 million. The trading portfolio was subsequently sold during 2002.

NET UNREALIZED INVESTMENT GAINS (LOSSES)

     Net unrealized investment gains (losses) on available for sale investments are included in the accompanying Balance Sheet as a component of "Accumulated other comprehensive income". Changes in these amounts include reclassification adjustments for prior period unrealized gains (losses) that have been recognized as realized gains (losses) during the current year and are included in the accompanying Statement of Income. The amounts for the years ended December 31, 2002, 2001 and 2000 are as follows (in millions):

                                                         2002    2001    2000
                                                         ----    ----    -----
Net unrealized investment gains (losses), beginning of
  the year                                               $104    $(31)   $(191)
                                                         ----    ----    -----
Cumulative effect of a change in accounting principle      --      (2)      --
                                                         ----    ----    -----
Changes in net unrealized investment gains attributable
  to:
  Investments:
     Net unrealized investment gains arising during the
       period                                             663     172      220
     Less: Reclassification adjustments for gains
       (losses) included in net income                      9     (64)     (41)
                                                         ----    ----    -----
     Change in net unrealized investment gains, net of
       adjustments                                        654     236      261
Impact of net unrealized investment gains (losses) on:
     Policyholders' account balance                       (15)     --       (3)
     Deferred policy acquisition costs                   (289)    (99)     (98)
                                                         ----    ----    -----
Change in net unrealized investment gains (losses)        350     137      160
                                                         ----    ----    -----
Transfer of Taiwan branch to an affiliated company         (3)     --       --
                                                         ----    ----    -----
Net unrealized investment gains (losses), end of year    $451    $104    $ (31)
                                                         ====    ====    =====

     Net unrealized gains on investments arising during the periods reported in the preceding table are net of income tax expense of $357 million, $93 million and $118 million for the years ended December 31, 2002, 2001 and 2000, respectively.

     Reclassification adjustments reported in the preceding table for the years ended December 31, 2002, 2001 and 2000 are net of income tax expense (benefit) of $5 million, ($34) million and $(22) million, respectively.

     Policyholders' account balance reported in the preceding table are net of income tax benefit of $8 million and $2 million for the years ended December 31, 2002 and 2000, respectively.

     Deferred policy acquisition costs in the preceding table for the years ended December 31, 2002, 2001 and 2000 are net of income tax benefit of $156 million, $53 million and $53 million, respectively.

     On July 1, 2002, the cumulative unrealized gain associated with the Taiwan branch was transferred to an affiliated company as described in Note
12 -- Related Party Transactions.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 5 -- INSURANCE LIABILITIES

     NYLIAC's investment contracts are primarily deferred annuities. The carrying value, which approximates fair value, of NYLIAC's liabilities for deferred annuities at December 31, 2002 and 2001, was $13,319 million and $10,247 million, respectively, and are included in policyholders' account balances in the accompanying Balance Sheet.

     The cumulative guaranteed minimum death benefit reserve at December 31, 2002 and 2001 was $55 million and $21 million, respectively, and is included in future policy benefits in the accompanying Balance Sheet.

NOTE 6 -- SEPARATE ACCOUNTS

     NYLIAC maintains non-guaranteed, separate accounts for its variable deferred annuity and variable life products, several of which are registered with the Securities and Exchange Commission ("SEC"). NYLIAC maintains investments in the registered separate accounts of $52 million and $67 million at December 31, 2002 and 2001, respectively. The assets of the separate accounts, which are carried at fair value, represent investments in shares of the New York Life sponsored MainStay VP Series Fund and other non-proprietary funds.

     NYLIAC also maintains a guaranteed separate account for universal life insurance policies. This account provides a minimum guaranteed interest rate with a fair value adjustment imposed upon certain surrenders. The assets of this separate account, which are carried at fair value, primarily represent investments in investment grade corporate bonds and mortgage-backed securities.

NOTE 7 -- DEFERRED POLICY ACQUISITION COSTS

     An analysis of deferred policy acquisition costs ("DAC") for the years ended December 31, 2002, 2001 and 2000 was as follows (in millions):

                                                              2002      2001      2000
                                                             ------    ------    ------
Balance at beginning of year                                 $1,887    $1,660    $1,507
  Current year additions                                        630       558       444
  Amortized during year                                        (189)     (179)     (140)
  Adjustment for change in unrealized investment gains         (445)     (152)     (151)
  Transfer of Taiwan branch to an affiliated company           (102)       --        --
                                                             ------    ------    ------
Balance at end of year                                       $1,781    $1,887    $1,660
                                                             ======    ======    ======

     On July 1, 2002, deferred policy acquisition costs associated with the Taiwan branch were transferred to an affiliated company, as described in Note 12 -- Related Party Transactions.

NOTE 8 -- FEDERAL INCOME TAXES

     A summary of income tax expense included in the accompanying Statement of Income is as follows (in millions):

                                                             2002    2001    2000
                                                             ----    ----    ----
Current:
  Federal                                                    $(1)    $ 8     $(3)
  State and local                                              1       2       2
                                                             ---     ---     ---
                                                              --      10      (1)
Deferred:
  Federal                                                     (1)     21      54
                                                             ---     ---     ---
Income tax (benefit)/expense                                 $(1)    $31     $53
                                                             ===     ===     ===

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 8 -- FEDERAL INCOME TAXES -- (CONTINUED)

     The components of the net deferred tax liability as of December 31, 2002 and 2001 were as follows (in millions):

                                                              2002    2001
                                                              ----    ----
Deferred tax assets:
  Future policyholder benefits                                $427    $358
  Employee and agents benefits                                  58      57
                                                              ----    ----
     Deferred tax assets                                       485     415
                                                              ====    ====
Deferred tax liabilities:
  Deferred policy acquisition costs                            608     513
  Investments                                                  194      63
  Other                                                         46      26
                                                              ----    ----
     Deferred tax liabilities                                  848     602
                                                              ----    ----
       Net deferred tax liability                             $363    $187
                                                              ====    ====

     Set forth below is a reconciliation of the federal income tax rate to the effective tax rate for 2002, 2001 and 2000:

                                                          2002     2001     2000
                                                          -----    -----    ----
Statutory federal income tax rate                          35.0%    35.0%   35.0%
Current year equity base tax                                 --     12.5    13.6
True down of prior year equity base tax                   (22.9)   (20.1)   (9.2)
Tax exempt income                                          (6.0)    (4.9)   (4.2)
Foreign branch termination                                 (3.8)      --      --
Other                                                      (2.9)     0.9    (1.2)
                                                          -----    -----    ----
Effective tax rate                                         (0.6)%   23.4%   34.0%
                                                          =====    =====    ====

     NYLIAC's federal income tax returns are routinely examined by the IRS and provisions are made in the financial statements in anticipation of the results of these audits. The IRS has completed audits through 1998. There were no material effects on NYLIAC's results of operations as a result of these audits. NYLIAC believes that its recorded income tax liabilities are adequate for all open years.

     In March 2002, the Job Creation and Worker Assistance Act of 2002 was passed to provide tax relief and stimulate the economy. This act suspends the Company's equity base tax for the three year period beginning 2001. The Company accrued $17 million in the equity base tax in 2001 prior to passage of this legislation. This amount has been released in 2002 and is reflected as an adjustment to current income tax (benefit) expense in 2002 in the accompanying Statement of Income.

NOTE 9 -- REINSURANCE

     NYLIAC enters into reinsurance agreements in the normal course of its insurance business to reduce overall risk. NYLIAC remains liable for reinsurance ceded if the reinsurer fails to meet its obligation on the business it has assumed. NYLIAC evaluates the financial condition of its reinsurers to minimize its exposure to significant losses from reinsurer insolvencies.

     NYLIAC has entered into cession reinsurance agreements on both a coinsurance basis and on a yearly renewable term basis with affiliated and non-affiliated companies. The total amount of ceded premiums included in the accompanying Statement of Income was $81 million, $2 million and $2 million at December 31, 2002, 2001 and 2000, respectively, and includes ceded premiums associated with the transfer of the Taiwan branch as described in Note
12 -- Related Party Transactions.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 10 -- DERIVATIVE FINANCIAL INSTRUMENTS AND RISK MANAGEMENT

     NYLIAC uses derivative financial instruments to manage interest rate, currency, commodity and market risk. These derivative financial instruments include corridor option contracts, interest rate swaps, interest rate floor and currency swaps. The Company does not engage in derivative financial instrument transactions for speculative purposes.

     NYLIAC deals with highly rated counter-parties and does not expect the counter-parties to fail to meet their obligations under the contracts. NYLIAC has controls in place to monitor credit exposures by limiting transactions with specific counter-parties within specified dollar limits and assessing the future creditworthiness of counter-parties. NYLIAC uses master netting agreements and adjusts transaction levels, when appropriate, to minimize risk.

     To qualify as a hedge, the hedge relationship is designated and formally documented at inception detailing the particular risk management objective and strategy for the hedge which includes the item and risk that is being hedged, the derivative that is being used, as well as how effectiveness is being assessed. A derivative must be highly effective in accomplishing the objective of offsetting either changes in fair value or cash flows for the risk being hedged. NYLIAC formally measures effectiveness of its hedging relationships both at the hedge inception and on an ongoing basis in accordance with its risk management policy. For cash flow hedges of interest rate risk, NYLIAC uses either qualitative assessment, if appropriate, or regression analysis to assess hedge effectiveness to changes in the benchmark interest rate. The change in variable cashflows method is used to measure hedge ineffectiveness when appropriate. NYLIAC does not have any fair value hedges at December 31, 2002 and 2001. NYLIAC will discontinue hedge accounting prospectively if: (i) it is determined that the derivative is no longer effective in offsetting changes in the fair value or cash flows of a hedged item; (ii) the derivative expires or is sold, terminated, or exercised; (iii) the derivative is de-designated as a hedge instrument; (iv) it is probable that the forecasted transaction will not occur; or (v) management determines that designation of the derivative as a hedge instrument is no longer appropriate.

     For cash flow hedges, in which derivatives hedge the variability of cash flows related to variable rate available for sale securities, the accounting treatment depends on the effectiveness of the hedge. To the extent these derivatives are effective in offsetting the variability of the hedged cash flows, changes in the derivatives' fair value will not be included in current earnings but are reported as changes in other comprehensive income. These changes in fair value will be included in earnings of future periods when earnings are also affected by the variability of the hedged cash flows. To the extent these derivatives are not effective, changes in their fair values are immediately included in earnings in net investment gains (losses). During 2002, there was no hedge ineffectiveness recognized in net investment gains (losses) related to cash flow hedges. The assessment of hedge effectiveness for cash flow hedges of interest rate risk excludes amounts relating to risks other than exposure to the benchmark interest rate. There were no cashflow hedges of forecasted transactions as of December 31, 2002 and 2001. The estimated amount of existing gains and losses that are reported in other comprehensive income at December 31, 2002 related to periodic interest payments on assets and liabilities being hedged that is expected to be reclassified into earnings within the next 12 months is $7 million.

     NYLIAC may enter into contracts that are not themselves derivative instruments but contain embedded derivatives. For each contract, NYLIAC assesses whether the economic characteristics of the embedded derivative are clearly and closely related to those of the host contract and determines whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is separated from the host contract and accounted for as a stand-alone derivative. Such embedded derivatives are recorded on the accompanying Balance Sheet at fair value and changes in their fair value are recorded currently in net investment gains or losses. If NYLIAC is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the accompanying Balance Sheet at fair value. As of December 31, 2002 and 2001, there were no such embedded derivatives that could not be separated from their host contracts.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 11 -- COMMITMENTS AND CONTINGENCIES

LITIGATION

     The Company is a defendant in individual suits arising from its agency sales force, insurance (including variable contracts registered under the federal securities law), investment, retail securities, and/or other operations, including actions involving retail sales practices. Most of these actions seek substantial or unspecified compensatory and punitive damages. The Company is also from time to time involved in various governmental, administrative, and investigative proceedings and inquiries.

     Notwithstanding the uncertain nature of litigation and regulatory inquiries, the outcome of which cannot be predicted, the Company believes that, after provisions made in the financial statements, the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on the Company's financial position; however, it is possible that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on the Company's operating results for a given year.

ASSESSMENTS

     Most of the jurisdictions in which the Company is licensed to transact business, require life insurers to participate in guaranty associations which are organized to pay contractual benefits pursuant to insurance policies issued by impaired, insolvent or failed life insurers. These associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the proportionate share of the premiums written by member insurers in the line of business in which the impaired, insolvent or failed life insurer is engaged. Some states permit member insurers to recover assessments through full or partial premium tax offsets. The Company is not aware of, nor has it received notification of any significant insolvency by insurance companies during 2002 or 2001.

LOANED SECURITIES AND REPURCHASE AGREEMENTS

     NYLIAC participates in a securities lending program for the purpose of enhancing income on securities held. At December 31, 2002 and 2001, $1,318 million and $829 million, respectively, of NYLIAC's fixed maturities and equity securities were on loan to others. Collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively, is obtained. The fair value of securities loaned is monitored, with additional collateral obtained, as necessary. Such assets reflect the extent of NYLIAC's involvement in securities lending, not NYLIAC's risk of loss.

     At December 31, 2002 and 2001, the Company recorded cash collateral received under these agreements of $1,350 million and $602 million, respectively, and established a corresponding liability for the same amount included in other liabilities in the accompanying Balance Sheet.

     NYLIAC enters into agreements to sell and repurchase securities for the purpose of enhancing income on securities held. Under these agreements, NYLIAC obtains the use of funds from a broker for generally one month. The liability reported in the accompanying Balance Sheet (included in other liabilities) at December 31, 2002 of $799 million ($284 million at December 31, 2001) approximates fair value. The investments acquired with the funds received from the securities sold are included in other investments in the accompanying Balance Sheet.

NOTE 12 -- RELATED PARTY TRANSACTIONS

     New York Life provides NYLIAC with services and facilities for the sale of insurance and other activities related to the business of insurance. New York Life charges NYLIAC for the identified costs associated with these services and facilities under the terms of a service agreement between New York Life and NYLIAC. Such costs, amounting to $537 million, $458 million and $476 million for the years ended December 31, 2002, 2001 and 2000, respectively, are reflected in operating expenses and net investment income in the accompanying Statement of Income.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 12 -- RELATED PARTY TRANSACTIONS -- (CONTINUED)

     In addition, NYLIAC is allocated post-retirement and post-employment benefits other than pensions, which are held by New York Life. NYLIAC was allocated $13 million for its share of the net periodic post-retirement benefits expense in 2002 ($10 million and $7 million in 2001 and 2000, respectively) and $(2) million for the post-employment benefits expense in 2002 ($(6) million in 2001 and $2 million in 2000) under the provisions of the service agreement. The expenses are reflected in operating expenses and net investment income in the accompanying Statement of Income.

     NYLIAC has entered into an investment advisory agreement with New York Life Investment Management, LLC ("NYLIM"), a wholly owned subsidiary of New York Life, to provide investment advisory services to the Company. At December 31, 2002, 2001 and 2000, the total cost for these services amounted to $28 million, $16 million and $10 million, respectively, which are included in the costs of services billed by New York Life to the Company, as noted above.

     NYLIAC recorded annuity and universal life fee income of $9 million and $8 million from NYLIM for administration and advisory fees for the years ended December 31, 2002 and 2001.

     At December 31, 2002 and 2001, NYLIAC had a net liability of $159 million and $157 million, respectively, for the above described services which are included in other liabilities in the accompanying Balance Sheet. The terms of the settlement generally require that these amounts be settled in cash within ninety days.

     NYLIAC is the obligor for certain structured settlement agreements with unaffiliated insurance companies, beneficiaries and other non-affiliated entities. To satisfy its obligations under these agreements, NYLIAC owns all rights, title and interest in and to certain single premium annuities issued by New York Life. The carrying value of the annuity contracts is based upon the actuarially determined value of the obligations under the structured settlement contracts, which generally have some life contingent benefits. The obligations are based upon the actuarially determined present value of expected future payments. Interest rates used in establishing such obligations range from 5.84% to 7.81%. NYLIAC has directed New York Life to make the payments under the annuity contracts directly to the payees under the structured settlement agreements. At December 31, 2002 and 2001 the carrying value of the interest in annuity contracts and the obligations under structured settlement agreements in the accompanying Balance Sheet amounted to $2,958 million and $2,512 million, respectively.

     In addition, NYLIAC has issued certain annuity contracts to New York Life in order that New York Life may satisfy its third party obligations under certain structured settlement agreements. NYLIAC has been directed by New York Life to make the payments under the annuity contracts directly to the beneficiaries under these structured settlement agreements. At December 31, 2002 and 2001 the amount of outstanding reserves on these contracts included in future policy benefits was $180 million and $176 million, respectively.

     NYLIAC has a variable product distribution agreement with NYLIFE Distributors, an indirect wholly owned subsidiary of New York Life, granting NYLIFE Distributors the exclusive right to distribute NYLIAC's variable product policies, and allows the use of registered representatives of NYLIFE Securities, another indirect wholly owned subsidiary of New York Life. In connection with this agreement, NYLIAC recorded commission expense to NYLIFE Securities' registered representatives of $71 million, $126 million and $166 million, for the years ended December 31, 2002, 2001 and 2000, respectively.

     The Company has a credit agreement with New York Life wherein New York Life can borrow funds from NYLIAC. The maximum amount available to New York Life is $200 million. No outstanding balance was due to the Company at December 31, 2002 and December 31, 2001.

     The Company also has a credit agreement with New York Life in which the Company can borrow up to $200 million. No outstanding balance was due to New York Life at December 31, 2002 and December 31, 2001.

     Effective July 1, 2002, the Company transferred $37 million in net assets associated with the Company's Taiwan branch including Taiwan's insurance book of business to an affiliated company, New York Life Insurance Taiwan Corporation ("NYLT"), an indirect wholly owned subsidiary of New York Life.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 12 -- RELATED PARTY TRANSACTIONS -- (CONTINUED)

     The Company is jointly liable with NYLT for two years from the giving of notice to all obligees for all matured obligations and for two years after the maturity date of not-yet matured obligations. NYLT is also contractually liable, under indemnification provisions of the transaction, for any liabilities that may be asserted against the Company. The transfer of the branch's net assets was accounted for as a long-duration coinsurance transaction. Under this accounting treatment, the insurance related liabilities remain on the books of the Company and an offsetting reinsurance recoverable is established. Additionally, premiums and benefits associated with any business sold prior to July 1, 2002 are reflected on NYLIAC's Statement of Income. Accordingly, the Company recorded the following with respect to this transaction (in millions):

                                                              2002
                                                              ----
Amounts recoverable from reinsurers                           $633
Premiums ceded                                                  74
Benefits ceded                                                  13

NOTE 13 -- SUPPLEMENTAL CASH FLOW INFORMATION

     Income taxes paid were $30 million, $20 million, and $8 million during 2002, 2001 and 2000, respectively.

     Total interest paid was $7 million, $21 million and $12 million during 2002, 2001 and 2000, respectively.

     Non-cash financing activity in 2002 consists of the transfer of $79 million in net liabilities associated with the Taiwan branch to an affiliated company (see Note 12 -- Related Party Transactions).

NOTE 14 -- STATUTORY FINANCIAL INFORMATION

     Accounting practices used to prepare statutory financial statements for regulatory filings of life insurance companies differ in certain instances from GAAP. The Delaware Insurance Department (the "Department") recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company, and for determining its solvency under the Delaware Insurance Law. In making such determinations the Department gives no consideration to financial statements prepared in accordance with accounting principles generally accepted in the United States of America.

     At December 31, 2002 and 2001, statutory stockholder's equity was $1,404 million and $1,335 million, respectively. Statutory net income/(loss) for the years ended December 31, 2002, 2001 and 2000 was $(95) million, $(83) million and $0.4 million, respectively.

     The Department has adopted the NAIC's Codification of Statutory Accounting Principles guidance, effective January 1, 2001. The effect of adoption was a net increase in statutory surplus of approximately $27 million.

     NYLIAC is restricted as to the amounts it may pay as dividends to New York Life. Under Delaware Insurance Law, dividends on capital stock can be distributed only out of earned surplus. Furthermore, without prior approval of the Delaware Insurance Commissioner, dividends cannot be declared or distributed which exceed the greater of ten percent of NYLIAC's surplus or one hundred percent of net gain from operations. No dividends were paid or declared for the years ended December 31, 2002, 2001 and 2000. As of December 31, 2002, the amount of available and accumulated funds derived from earned surplus from which NYLIAC can pay dividends is $469 million. The maximum amount of dividends that may be paid in 2003 without prior approval is $138 million.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Stockholder of New York Life Insurance and Annuity Corporation

In our opinion, the accompanying balance sheet and the related statements of income, of stockholders' equity and of cash flows present fairly, in all material respects, the financial position of New York Life Insurance and Annuity Corporation (the "Company") at December 31, 2002 and 2001, and the results of its operations and its cash flows for each of the three years ended December 31, 2002, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 2 to the financial statements, the Company adopted Statement of Financial Accounting Standards No. 133, Accounting for Derivative Instruments and Hedging Activities, as amended by Statement of Financial Accounting Standards No. 138, Accounting for Certain Derivative Instruments and Certain Hedging Activities -- an amendment to FASB Statement No. 133.

PRICEWATERHOUSECOOPERS LLP
1177 Avenue of the Americas
New York, New York 10036
February 7, 2003